          As filed with the Securities and Exchange Commission on April 28, 2008
                                                      Registration No. 333-70850
                                                                        811-4113


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-4


             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         POST-EFFECTIVE AMENDMENT NO. 17


                                     and/or


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
                                AMENDMENT NO. 57


                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                               SEPARATE ACCOUNT H
 (formerly The Manufacturers Life Insurance Company (U.S.A.) Separate Account H)
                           (Exact name of Registrant)

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
          (formerly The Manufacturers Life Insurance Company (U.S.A.))
                               (Name of Depositor)

                              38500 Woodward Avenue
                        Bloomfield Hills, Michigan 48304
              (Address of Depositor's Principal Executive Offices)

                                 (617) 663-3000
               (Depositor's Telephone Number Including Area Code)

                            Thomas J. Loftus, Esquire
                  John Hancock Life Insurance Company (U.S.A.)
                               601 Congress Street
                                Boston, MA 02210
                     (Name and Address of Agent for Service)


                                    Copy to:
                              John W. Blouch, Esq.
                               Dykema Gossett PLLC
                                 Suite 300 West
                                1300 I Street, NW
                            Washington, DC 20005-3306


Title of Securities Being Registered: Variable Annuity Insurance Contracts

It is proposed that this filing will become effective:


[ ]  immediately upon filing pursuant to paragraph (b) of Rule 485



[X]  on April 28, 2008 pursuant to paragraph (b) of Rule 485


[ ]  60 days after filing pursuant to paragraph (a)(1) of Rule 485


[ ]  on _______ pursuant to paragraph (a)(1) of Rule 485


If appropriate, check the following box:

[ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

                                    VERSION A
                         (Venture III Variable Annuity)
                          (currently issued contracts)

                                                 Prospectus dated April 28, 2008


                         Venture III(R) Variable Annuity

This Prospectus describes interests in VENTURE III(R) flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing company of a Contract. You, the Contract Owner, should refer to the first page of your Venture III(R) Variable Annuity Contract for the name of your issuing Company.


VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Sub-Account invests in one of the following Portfolios of John Hancock Trust that corresponds to a Variable Investment Option that we make available on the date of this Prospectus. John Hancock Investments Management Services, LLC is the investment adviser to the John Hancock Trust. We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio:


CAPITAL GUARDIAN TRUST COMPANY
     Income & Value Trust
     U.S. Large Cap Trust


CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance Series)



     American Asset Allocation Trust
     American Bond Trust
     American Global Growth Trust
     American Global Small Capitalization Trust

     American Growth Trust
     American Growth-Income Trust

     American High-Income Bond Trust

     American International Trust
     American New World Trust

DAVIS SELECTED ADVISERS, L.P.
     Financial Services Trust
     Fundamental Value Trust


DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")

     Real Estate Securities Trust(1)


FRANKLIN TEMPLETON INVESTMENTS CORP.


     International Small Cap Trust



GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

     International Core Trust

JENNISON ASSOCIATES LLC
     Capital Appreciation Trust

LEGG MASON CAPITAL MANAGEMENT, INC.
     Core Equity Trust

MARSICO CAPITAL MANAGEMENT, LLC
     International Opportunities Trust

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC
     High Income Trust


MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (Adviser to the Franklin Templeton Founding Allocation Trust)


     American Fundamental Holdings Trust



     American Global
     Diversification Trust
     Franklin Templeton Founding
     Allocation Trust
     Index Allocation Trust
     Lifestyle Aggressive Trust
     Lifestyle Balanced Trust



     Lifestyle Conservative Trust

     Lifestyle Growth Trust
     Lifestyle Moderate Trust
     Mid Cap Index Trust
     Money Market Trust
     Pacific Rim Trust

MUNDER CAPITAL MANAGEMENT
     Small Cap Opportunities Trust

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC
     Global Bond Trust
     Total Return Trust

PZENA INVESTMENT MANAGEMENT, LLC
     Classic Value Trust


RCM CAPITAL MANAGEMENT LLC & T. ROWE PRICE ASSOCIATES, INC.


     Science & Technology Trust(2)


T. ROWE PRICE ASSOCIATES, INC.
     Blue Chip Growth Trust
     Equity-Income Trust
     Health Sciences Trust
     Small Company Value Trust


TEMPLETON GLOBAL ADVISORS LIMITED

     International Value Trust

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
     Global Allocation Trust

VAN KAMPEN(3)
     Value Trust

WELLINGTON MANAGEMENT COMPANY, LLP
     Investment Quality Bond Trust
     Mid Cap Intersection Trust
     Mid Cap Stock Trust
     Natural Resources Trust
     Small Cap Growth Trust
     Small Cap Value Trust

WESTERN ASSET MANAGEMENT COMPANY
     High Yield Trust
     Strategic Bond Trust
     U.S. Government Securities Trust

Venture III(R) (new sales)

(1)  RREEF America L.L.C. provides sub-subadvisory services to DIMA.



(2) The Science & Technology Trust is subadvised by RCM Capital Management LLC and T. Rowe Price Associates, Inc.



(3)  Morgan Stanley Investment Management, Inc. doing business as Van Kampen.


Venture III(R) (new sales)

CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE INVESTMENT OPTIONS THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Venture III(R) (new sales)

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)



ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9505
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9505
(617) 663-3000 or           www.jhannuities.com
(800) 344-1029



JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK



ANNUITIES SERVICE CENTER    MAILING ADDRESS
164 Corporate Drive         Post Office Box 9506
Portsmouth, NH 03801-6815   Portsmouth, NH 03802-9506
(877) 391-3748 or           www.jhannuitiesnewyork.com
(800) 551-2078

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS .............................................     1
II. OVERVIEW .............................................................     3
III. FEE TABLES ..........................................................     8
   EXAMPLES ..............................................................    10
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE
   PORTFOLIOS ............................................................    15
   THE COMPANIES .........................................................    15
   THE SEPARATE ACCOUNTS .................................................    16
   THE PORTFOLIOS ........................................................    16
   VOTING INTEREST .......................................................    23
V. DESCRIPTION OF THE CONTRACT ...........................................    24
   ELIGIBLE PLANS ........................................................    24
   ACCUMULATION PERIOD PROVISIONS ........................................    24
      Purchase Payments ..................................................    24
      Accumulation Units .................................................    25
      Value of Accumulation Units ........................................    25
      Net Investment Factor ..............................................    25
      Transfers Among Investment Options .................................    26
      Maximum Number of Investment Options ...............................    27
      Telephone and Electronic Transactions ..............................    27
      Special Transfer Services-Dollar Cost Averaging ....................    27
      Special Transfer Services-Asset Rebalancing Program ................    28
      Withdrawals ........................................................    28
      Special Withdrawal Services-The Income Plan ........................    29
      Death Benefit During Accumulation Period ...........................    29
   PAY-OUT PERIOD PROVISIONS .............................................    31
      General ............................................................    31
      Annuity Options ....................................................    31
      Determination of Amount of the First Variable Annuity Payment ......    34
      Annuity Units and the Determination of Subsequent Variable Annuity
         Payments ........................................................    34
      Transfers During Pay-out Period ....................................    35
      Death Benefit During Pay-out Period ................................    35
   OTHER CONTRACT PROVISIONS .............................................    35
      Right to Review ....................................................    35
      Ownership ..........................................................    36
      Annuitant ..........................................................    36
      Beneficiary ........................................................    36
      Modification .......................................................    36
      Our Approval .......................................................    36
      Misstatement and Proof of Age, Sex or Survival .....................    36
   FIXED INVESTMENT OPTIONS ..............................................    37
VI. OPTIONAL BENEFITS ....................................................    38
   GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER DEFINITIONS ...............    38
   OVERVIEW OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ..............    39
   FEATURES OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS ..............    44
      INCOME PLUS FOR LIFE SERIES ........................................    44
      Income Plus for Life Series Definitions ............................    44
      Income Plus for Life ...............................................    45
      Income Plus for Life - Joint Life ..................................    50
      PRINCIPAL PLUS FOR LIFE SERIES .....................................    54
      Principal Plus for Life Series Definitions .........................    54
      Principal Plus for Life ............................................    55
      Principal Plus for Life Plus Automatic Annual Step-up ..............    60
      PRINCIPAL RETURNS ..................................................    61
      Principal Returns Definitions ......................................    61
      Description of the Principal Returns Rider .........................    61
   ANNUAL STEP DEATH BENEFIT .............................................    66
      Termination of the Optional Annual Step Death Benefit ..............    66
      Annual Step Death Benefit Fee ......................................    66
      Qualified Plans ....................................................    66
VII. CHARGES AND DEDUCTIONS ..............................................    67
   WITHDRAWAL CHARGES ....................................................    67
      Waiver of Applicable Withdrawal Charge - Confinement to Eligible
         Nursing Home ....................................................    68
   ASSET-BASED CHARGES ...................................................    68
      Daily Administration Fee ...........................................    68
      Mortality and Expense Risks Fee ....................................    68
      Distribution Fee ...................................................    69
   REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS ....................    69
   PREMIUM TAXES .........................................................    70
VIII. FEDERAL TAX MATTERS ................................................    71
   INTRODUCTION ..........................................................    71
   OUR TAX STATUS ........................................................    71
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS ..........................    71
   NON-QUALIFIED CONTRACTS ...............................................    72
      Undistributed Gains ................................................    72
      Taxation of Annuity Payments .......................................    72
      Surrenders, Withdrawals and Death Benefits .........................    72
      Taxation of Death Benefit Proceeds .................................    72
      Penalty Tax on Premature Distributions .............................    73
      Puerto Rico Non-Qualified Contracts ................................    73
      Diversification Requirements .......................................    73
   QUALIFIED CONTRACTS ...................................................    74
      Penalty Tax on Premature Distributions .............................    75
      Rollovers and Transfers ............................................    75
      Loans ..............................................................    77
      Puerto Rico Contracts Issued to Fund Retirement Plans ..............    77
      See Your Own Tax Adviser ...........................................    77
IX. GENERAL MATTERS ......................................................    78
   ASSET ALLOCATION SERVICES .............................................    78
   RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM ..............    78
   DISTRIBUTION OF CONTRACTS .............................................    78
      Standard Compensation ..............................................    79
      Revenue Sharing and Additional Compensation ........................    79
      Differential Compensation ..........................................    79
   CONFIRMATION STATEMENTS ...............................................    79
   REINSURANCE ARRANGEMENTS ..............................................    80
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE .................   A-1
APPENDIX B: GUARANTEED MINIMUM WITHDRAWAL BENEFIT EXAMPLES ...............   B-1
APPENDIX C: QUALIFIED PLAN TYPES .........................................   C-1
APPENDIX D: ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL
   BENEFIT RIDERS ........................................................   D-1
APPENDIX U: ACCUMULATION UNIT VALUE TABLES ...............................   U-1

We provide additional information about the Contracts and the Separate Account, including information on our history, the accumulation unit value tables, services provided to the Separate Account and legal and regulatory matters, in a Statement of Additional Information. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information without charge by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents


General Information and History ..........................................     1
Accumulation Unit Value Tables ...........................................     1
Services .................................................................     1
   Independent Registered Public Accounting Firm .........................     1
   Servicing Agent .......................................................     1
   Principal Underwriter .................................................     1
   Special Compensation and Reimbursement Arrangements ...................     2
Legal and Regulatory Matters .............................................     4
Appendix A: Audited Financial Statements .................................   A-1


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents


General Information and History ..........................................     1
Accumulation Unit Value Tables ...........................................     1
Services .................................................................     1
   Independent Registered Public Accounting Firm .........................     1
   Servicing Agent .......................................................     1
   Principal Underwriter .................................................     1
   Special Compensation and Reimbursement Arrangements ...................     2
Legal and Regulatory Matters .............................................     4
Appendix A: Audited Financial Statements .................................   A-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.

ACCUMULATION PERIOD: The period between the issue date of the Contract and its Maturity Date.


ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.



ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant", the second person named is referred to as "co-Annuitant". The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant". The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.



ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the service office, 164 Corporate Drive, Portsmouth, NH 038012-6815.



ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.


ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.


CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The Variable Annuity contract offered by this Prospectus.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.


CONTRACT VALUE: The total of the Investment Account values and, if applicable, any loan amount attributable to the Contract.


CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.


FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.


FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.


GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).


MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.


NON-QUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.

OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you". The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.


PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.



PORTFOLIO: A series of a registered open-end investment management company which corresponds to a Variable Investment Option.


PROSPECTUS: This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.

RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.


STEP-UP: An increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base (see "VI. Optional Benefits").



STEP-UP DATE: The date on which we determine whether a Step-up could occur.



SUB-ACCOUNT: A Sub-Account of a Separate Account. Each Sub-Account invests in shares of a specific Portfolio.



UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free withdrawal amount that have been taken to date.


VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.


VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of a Separate Account that invests in shares of a specific Portfolio.



WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchase a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?


The Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under the Contract. "Variable" means your investment amounts in the Contract may increase or decrease in value daily based upon your investment choices. The Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis.


WHO IS ISSUING MY CONTRACT?

Your Contract provides the name of the Company that issues your Contract. In general, John Hancock USA may issue the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?


The Contract offers access to diversified money managers, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings.


In most cases, no income tax will have to be paid on your earnings under the Contract until these earnings are paid out. WHEN YOU PURCHASE A CONTRACT FOR ANY TAX-QUALIFIED RETIREMENT PLAN, THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX DEFERRED TREATMENT OF EARNINGS BEYOND THE TREATMENT PROVIDED BY THE PLAN. CONSEQUENTLY, YOU SHOULD PURCHASE A CONTRACT FOR A QUALIFIED PLAN ONLY ON THE BASIS OF OTHER BENEFITS OFFERED BY THE CONTRACT. THESE BENEFITS MAY INCLUDE LIFETIME INCOME PAYMENTS, PROTECTION THROUGH LIVING AND DEATH BENEFIT, AND GUARANTEED FEES.


We will pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under "Death Benefit During Accumulation Period." For an additional fee, you may elect an optional death benefit called the "Annual Step Death Benefit." The Contract also offers optional guaranteed minimum withdrawal benefits, each for an additional fee. We provide more information about these benefits in this Prospectus under the section, "VI. Optional Benefits."



We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Maturity Date. You select the Maturity Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."


HOW DOES THE CONTRACT WORK?


Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Contract's Maturity Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.

HOW CAN I INVEST MONEY IN THE CONTRACT?


We use the term Purchase Payment to refer to the investment you make in the Contract. The table below shows the required minimum amount for the initial Purchase Payment. The table also shows the required minimum amount for Additional Purchase Payments. Generally, you may make Additional Purchase Payments at any time.



 MINIMUM INITIAL   MINIMUM ADDITIONAL
PURCHASE PAYMENT    PURCHASE PAYMENT
----------------   ------------------
     $10,000               $30



If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.



WHAT CHARGES DO I PAY UNDER THE CONTRACT?



Your Contract has asset-based charges to compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a Fixed Investment Option. We take the deduction proportionally from your Variable Investment Options. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options, based on your value in each.



If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.


WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.


VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct
- see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.



Allocating assets only to one or a small number of the Variable Investment Options (other than the Lifestyle or Index Allocation Trusts) should not be considered a balanced investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your broker-dealer.


FIXED INVESTMENT OPTIONS. Currently, we do not make any Fixed Investment Options available, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to your Investment Account for the term of any guarantee period we may make available.

HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.

TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options, subject to certain restrictions described below and in the section entitled "Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.


The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.



In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the Investment Company Act of 1940, as amended (the "1940 Act") to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


HOW DO I ACCESS MY MONEY?


During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we may treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.


WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY I BUY UNDER THE CONTRACT?

For the additional charge shown in the Fee Tables, you may elect a Rider offering optional benefits. The availability of the Riders may vary by state.

Guaranteed Minimum Withdrawal Benefit Riders


Each of our optional guaranteed minimum withdrawal benefit Riders guarantees that you will be able to make withdrawals in an amount and over a period of time specified in your Rider, regardless of your Contract's investment performance. For more details, see "VI. Optional Benefits." The guaranteed minimum withdrawal benefit Riders offered under the Contract are:


     -    Income Plus for Life, or


     - Income Plus for Life - Joint Life (not available in New York or for Non-Qualified Contracts in New Jersey), or


     -    Principal Plus for Life, or


     -    Principal Plus for Life Plus Automatic Annual Step-up; or



     -    Principal Returns.



You may elect to purchase any one of these optional benefit Riders, if available in your state. You may only elect one guaranteed minimum withdrawal benefit Rider. You may not be age 81 or over to purchase Income Plus for Life, and the older of you and your spouse must not be age 81 or over to purchase Income Plus for Life - Joint Life. You may not be age 81 or older to purchase Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or Principal Returns.



We designed the guaranteed minimum withdrawal benefit Riders to make a Lifetime Income Amount available for annual withdrawals starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available for as long as you live, even after your Contract Value reduces to zero. You may extend this benefit to cover the lifetimes of you and your spouse by selecting our Income Plus for Life - Joint Life Rider.



In addition, our Principal Plus for Life Series Riders (i.e., Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up) guarantee the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not include Purchase Payment amounts over $5 million for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the "Guaranteed Withdrawal Balance" is depleted to zero.

Under any of our Income Plus for Life Series Riders (i.e., Income Plus for Life and Income Plus for Life - Joint Life) or Principal Plus for Life Series Riders, you choose how much Contract Value to withdraw at any time. We may reduce the Lifetime Income Amount that we guarantee for future lifetime benefit payments, however, if your annual withdrawals (including any applicable withdrawal charges):


     - exceed the Lifetime Income Amount in any year after the Lifetime Income Date, or

     -    exceed certain limits, that vary by Rider, before the Lifetime Income
          Date.

Similarly, if your withdrawals (including any applicable withdrawal charges) exceed the Guaranteed Withdrawal Amount in any year, we may reduce the Guaranteed Withdrawal Amount that we guarantee for future withdrawals.


YOU COULD LOSE BENEFITS IF YOUR ANNUAL WITHDRAWAL AMOUNTS EXCEED THE LIMITS SPECIFIED IN ONE OF THESE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. WE MAY REDUCE THE LIFETIME INCOME AMOUNT IF YOU TAKE ANY WITHDRAWALS BEFORE THE APPLICABLE LIFETIME INCOME DATE. YOU WILL LOSE THE LIFETIME INCOME AMOUNT IF YOUR WITHDRAWAL AMOUNTS BEFORE THE APPLICABLE LIFETIME INCOME DATE DEPLETE YOUR CONTRACT VALUE AND ANY REMAINING "BENEFIT BASE" OR "GUARANTEED WITHDRAWAL BALANCE" (SEE "GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER DEFINITIONS" ON PAGE
38) TO ZERO.



For the Income Plus for Life Series Riders, the initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base ($5 million). We will increase the Benefit Base (for the Income Plus for Life Series Riders) or Guaranteed Withdrawal Balance (for the Principal Plus for Life Series Riders) by a Bonus that varies by the Rider you select, if you choose not to make any withdrawals at all during certain Contract Years. We also may increase or "Step-up" the guaranteed minimum withdrawal benefit amounts on certain dates to reflect market performance or other factors. You may also increase the amounts we guarantee, depending on the Rider, by making additional Purchase Payments that we accept. WE IMPOSE SPECIAL LIMITS ON ADDITIONAL PURCHASE PAYMENTS AFTER THE INITIAL PURCHASE PAYMENT FOR CONTRACTS ISSUED WITH ANY OF THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS.



Our Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Rider guarantees the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. In addition, when you purchase a Principal Returns Rider, we guarantee that your Contract Value at the end of the first 10 Contract Years will not be less than the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years.



Although the Principal Returns Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may "Reset" (i.e., reduce) the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit.



We will pay withdrawal benefits automatically during a guaranteed minimum withdrawal benefit Rider's "Settlement Phase" that we describe in "VI. Optional Benefits."



IF YOU ELECT TO PURCHASE ANY ONE OF THE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE FOR THESE BENEFITS. WE ALSO RESERVE THE RIGHT TO IMPOSE ADDITIONAL RESTRICTIONS ON INVESTMENT OPTIONS AT ANY TIME. If we do impose additional restrictions, any amounts you allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option. (We describe the currently available Investment Options for Contracts issued with any of the guaranteed minimum withdrawal benefit Riders in "VI. Optional Benefits.")



The Automatic Annual Step-up version of the Principal Plus for Life Rider enhances the guarantees we provide in the standard Principal Plus for Life Rider for the additional fee described in the Fee Tables.



THE AMOUNT THAT MAY BE PROVIDED BY MORE FREQUENT "STEP-UP" DATES UNDER THE PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP RIDER, MAY, OVER TIME, BE MORE THAN OFFSET BY THE ADDITIONAL FEE ASSOCIATED WITH THIS RIDER COMPARED TO THE PRINCIPAL PLUS FOR LIFE RIDER. For additional information on these Riders, please see "VI. Optional Benefits."





Annual Step Death Benefit Rider

You may elect to purchase the optional Annual Step Death Benefit Rider, if available in your state, whether or not you purchase a guaranteed minimum withdrawal benefit Rider. Under the Annual Step Death Benefit Rider, we guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint Owner) reach 81 years old. The Annual Step Death Benefit is available only at Contract issue and cannot be revoked once elected. You may not purchase the Annual Step Death Benefit Rider, however, if you (or any joint Owner) have attained age 80.

WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?




In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

     - full or partial withdrawals (including surrenders and systematic withdrawals);


     -    payment of any death benefit proceeds;



     -    periodic payments under one of our annuity payment options; and



     -    certain ownership changes.


How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

     -    the type of the distribution;

     -    when the distribution is made;

     -    the nature of any Qualified Plan for which the Contract is being used;
          and

     -    the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.


A 10% tax penalty applies in many cases to the taxable portion of any distributions taken from a Contract before you reach age 59 1/2. Also, most Qualified Plans require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible Purchase Payments you paid or on any earnings under the Contract.



IF YOU ARE PURCHASING THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX-DEFERRAL BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLANS PURCHASE OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.



We provide additional information on taxes in the "VIII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.


CAN I RETURN MY CONTRACT?


In most cases, you have the right to cancel your Contract within 10 days (or longer in some states) after you receive it. In most states, you will receive a refund equal to the Contract Value on the date of cancellation and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract is issued as an "IRA," you will receive a refund of any Purchase Payments you made. The date of cancellation is the date we receive the Contract or acceptable written notification.


WILL I RECEIVE A CONFIRMATION STATEMENT?


We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                 III. Fee Tables


The following tables describe the fees and expenses that you will pay when buying, owning and surrendering a Venture III(R) Contract. These fees are more completely described in this Prospectus under "VII. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectus. Unless otherwise shown, the tables below show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).


THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU WILL PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)


MAXIMUM WITHDRAWAL CHARGE(2)
(AS PERCENTAGE OF PURCHASE PAYMENTS)
   First Year                            6%
   Second Year                           5%
   Third Year                            4%
   Thereafter                            0%
TRANSFER FEE(3)
   Maximum Fee                         $25
   Current Fee                         $ 0



(1) State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment (See "VII. Charges and Deductions - Premium Taxes").


(2) This charge is taken upon withdrawal or surrender within the specified period of years measured from the date of each Purchase Payment.

(3) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.


THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.



            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES


ANNUAL CONTRACT FEE                           None
ANNUAL SEPARATE ACCOUNT EXPENSES (1)
(as a percentage of average Contract Value)
MORTALITY AND EXPENSE RISKS FEE               1.25%
DISTRIBUTION FEE                              0.25%
DAILY ADMINISTRATION FEE (ASSET BASED)        0.15%
                                              ----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES        1.65%
 (With No Optional Riders Reflected)
OPTIONAL BENEFITS
FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Annual Step Death Benefit Fee        0.20%
                                              ----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(2)     1.85%

(1)  A daily charge reflected as a percentage of the Variable Investment
     Options.

(2) Amount shown includes the Mortality and Expense Risks Fee, Daily Administration Fee as well as the optional Annual Step Death Benefit Fee, as applicable.

FROM CONTRACT VALUE
Optional Guaranteed Minimum Withdrawal Benefit Riders
(You may select only one of the following. We deduct the fee on an annual basis from Contract Value.)



                                INCOME PLUS FOR
                                  LIFE - JOINT     PRINCIPAL PLUS
                                    LIFE(2)         FOR LIFE PLUS
              INCOME PLUS FOR    (NOT AVAILABLE   AUTOMATIC ANNUAL   PRINCIPAL PLUS    PRINCIPAL
                  LIFE(1)         IN NEW YORK)       STEP-UP(3)        FOR LIFE(4)    RETURNS(5)
              ---------------   ---------------   ----------------   --------------   ----------
Maximum Fee         1.20%            1.20%              1.20%             0.75%          0.95%
Current Fee         0.60%            0.60%              0.60%             0.40%          0.50%



(1) The current charge for the Income Plus for Life Rider is 0.60% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of 1.20 % if the Benefit Base is Stepped-up to equal the Contract Value.



(2) The current charge for the Income Plus for Life - Joint Life Rider is 0.60% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of 1.20 % if the Benefit Base is Stepped-up to equal the Contract Value.



(3) The current charge for the Principal Plus for Life Plus Automatic Annual Step-up Rider is 0.60% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.



(4) The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.



(5) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.



THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO PROSPECTUS.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES            MINIMUM   MAXIMUM
--------------------------------------------------   -------   -------
Range of expenses that are deducted from Portfolio
   assets, including management fees, Rule 12b-1
   fees, and other expenses                            0.74%     1.60%

EXAMPLES


We provide the following examples that are intended to help you compare the costs of investing in a Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Example 1 pertains to a Contract with the optional benefit Riders shown below. Example 2 pertains to a Contract without optional benefit Riders.



EXAMPLE 1: MAXIMUM PORTFOLIO OPERATING EXPENSES - CONTRACT WITH OPTIONAL BENEFIT RIDERS



The following example assumes that you invest $10,000 in a Contract with the optional benefit Riders shown below. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Please note that the Rider fees are reflected as a percentage of the Adjusted Benefit Base, which may vary in value from the total Variable Investment Option value. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



JOHN HANCOCK USA
CONTRACT WITH INCOME PLUS FOR LIFE AND ANNUAL STEP DEATH BENEFIT



                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                           $1,025    $1,821    $2,466    $5,126
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:         $  476    $1,454    $2,466    $5,126


JOHN HANCOCK NEW YORK


CONTRACT WITH INCOME PLUS FOR LIFE AND ANNUAL STEP DEATH BENEFIT



                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                           $1,025    $1,821    $2,466    $5,126
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:         $  476    $1,454    $2,466    $5,126



EXAMPLE 2: MINIMUM PORTFOLIO OPERATING EXPENSES -CONTRACT WITH NO OPTIONAL BENEFIT RIDERS



The next example assumes that you invest $10,000 in a Contract, but with no optional benefit Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


JOHN HANCOCK USA
CONTRACT WITH NO OPTIONAL BENEFIT RIDERS


                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $797     $1,135    $1,273    $2,714
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $242     $  744    $1,273    $2,714


JOHN HANCOCK NEW YORK
CONTRACT WITH NO OPTIONAL BENEFIT RIDERS


                                                     1 YEAR   3 YEARS   5 YEARS   10 YEARS
                                                     ------   -------   -------   --------
If you surrender the Contract at the end of the
   applicable time period:                            $797     $1,135    $1,273    $2,714
If you annuitize, or do not surrender the Contract
   at the end of the applicable time period:          $242     $  744    $1,273    $2,714

THE FOLLOWING TABLES DESCRIBE THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007, EXCEPT AS STATED BELOW IN THE NOTES THAT FOLLOW THE TABLES. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLES.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see "VI. Optional Benefits").



                                                                         ACQUIRED
                                              DISTRIBUTION              PORTFOLIO       TOTAL       CONTRACTUAL       NET
                                 MANAGEMENT    AND SERVICE     OTHER     FEES AND     OPERATING       EXPENSE      OPERATING
PORTFOLIO/SERIES                     FEE      (12B-1) FEES   EXPENSES    EXPENSES   EXPENSES (1)   REIMBURSEMENT    EXPENSES
----------------                 ----------   ------------   --------   ---------   ------------   -------------   ---------
AMERICAN FUNDAMENTAL
   HOLDINGS(2, 18)
Series II                           0.05%         0.75%        0.04%      0.40%         1.24%          0.05%         1.19%
AMERICAN GLOBAL
   DIVERSIFICATION(2, 18)
Series II                           0.05%         0.75%        0.04%      0.63%         1.47%          0.05%         1.42%
BLUE CHIP GROWTH (11, 12)
Series II                           0.81%         0.25%        0.02%      0.00%         1.08%          0.00%         1.08%
CAPITAL APPRECIATION(4)
Series II                           0.73%         0.25%        0.04%      0.00%         1.02%          0.00%         1.02%
CLASSIC VALUE(4)
Series II                           0.80%         0.25%        0.07%      0.00%         1.12%          0.00%         1.12%
CORE EQUITY(4)
Series II                           0.77%         0.25%        0.04%      0.00%         1.06%          0.00%         1.06%
EQUITY-INCOME (11,12)
Series II                           0.81%         0.25%        0.03%      0.00%         1.09%          0.00%         1.09%
FINANCIAL SERVICES(4)
Series II                           0.81%         0.25%        0.05%      0.00%         1.11%          0.00%         1.11%
FRANKLIN TEMPLETON FOUNDING
   ALLOCATION(6)
Series II                           0.05%         0.25%        0.03%      0.86%         1.19%          0.05%         1.14%
FUNDAMENTAL VALUE(4)
Series II                           0.76%         0.25%        0.04%      0.00%         1.05%          0.00%         1.05%
GLOBAL ALLOCATION(4)
Series II                           0.85%         0.25%        0.11%      0.05%         1.26%          0.00%         1.26%
GLOBAL BOND(4)
Series II                           0.70%         0.25%        0.11%      0.00%         1.06%          0.00%         1.06%
HEALTH SCIENCES (4, 5)
Series II                           1.05%         0.25%        0.09%      0.00%         1.39%          0.00%         1.39%
HIGH INCOME(4)
Series II(2)                        0.68%         0.25%        0.04%      0.00%         0.97%          0.00%         0.97%
HIGH YIELD(4)
Series II                           0.66%         0.25%        0.04%      0.00%         0.95%          0.00%         0.95%
INCOME & VALUE(4)
Series II                           0.80%         0.25%        0.06%      0.00%         1.11%          0.00%         1.11%
INDEX ALLOCATION(6)
Series II                           0.05%         0.25%        0.03%      0.53%         0.86%          0.06%         0.80%
INTERNATIONAL CORE(4)
Series II                           0.89%         0.25%        0.13%      0.00%         1.27%          0.00%         1.27%
INTERNATIONAL OPPORTUNITIES(4)
Series II                           0.87%         0.25%        0.12%      0.00%         1.24%          0.00%         1.24%
INTERNATIONAL SMALL CAP(4)
Series II                           0.91%         0.25%        0.21%      0.00%         1.37%          0.00%         1.37%
INTERNATIONAL VALUE(5, 11)
Series II                           0.81%         0.25%        0.16%      0.00%         1.22%          0.02%         1.20%

                                                                         ACQUIRED
                                              DISTRIBUTION              PORTFOLIO       TOTAL       CONTRACTUAL       NET
                                 MANAGEMENT    AND SERVICE     OTHER     FEES AND     OPERATING       EXPENSE      OPERATING
PORTFOLIO/SERIES                     FEE      (12B-1) FEES   EXPENSES    EXPENSES   EXPENSES (1)   REIMBURSEMENT    EXPENSES
----------------                 ----------   ------------   --------   ---------   ------------   -------------   ---------
INVESTMENT QUALITY BOND(4)
Series II                           0.59%         0.25%        0.07%      0.00%         0.91%          0.00%         0.91%
LIFESTYLE AGGRESSIVE
Series II                           0.04%         0.25%        0.02%      0.87%         1.18%          0.00%         1.18%
LIFESTYLE BALANCED
Series II                           0.04%         0.25%        0.02%      0.82%         1.13%          0.00%         1.13%
LIFESTYLE CONSERVATIVE
Series II                           0.04%         0.25%        0.02%      0.76%         1.07%          0.00%         1.07%
LIFESTYLE GROWTH
Series II                           0.04%         0.25%        0.02%      0.85%         1.16%          0.00%         1.16%
LIFESTYLE MODERATE
Series II                           0.04%         0.25%        0.02%      0.80%         1.11%          0.00%         1.11%
MID CAP INDEX(11,17)
Series II                           0.47%         0.25%        0.03%      0.00%         0.75%          0.01%         0.74%
MID CAP INTERSECTION(4)
Series II                           0.87%         0.25%        0.06%      0.00%         1.18%          0.00%         1.18%
MID CAP STOCK(4)
Series II                           0.84%         0.25%        0.05%      0.00%         1.14%          0.01%         1.13%
MONEY MARKET(4)
Series II                           0.48%         0.25%        0.03%      0.00%         0.76%          0.01%         0.75%
NATURAL RESOURCES(4)
Series II                           1.00%         0.25%        0.08%      0.00%         1.33%          0.00%         1.33%
PACIFIC RIM(4)
Series II                           0.80%         0.25%        0.27%      0.00%         1.32%          0.01%         1.31%
REAL ESTATE SECURITIES(4)
Series II                           0.70%         0.25%        0.03%      0.00%         0.98%          0.00%         0.98%
SCIENCE & TECHNOLOGY (11,12)
Series II                           1.05%         0.25%        0.09%      0.00%         1.39%          0.00%         1.39%
SMALL CAP GROWTH(4)
Series II                           1.07%         0.25%        0.06%      0.00%         1.38%          0.01%         1.37%
SMALL CAP OPPORTUNITIES(4)
Series II                           0.99%         0.25%        0.04%      0.00%         1.28%          0.00%         1.28%
SMALL CAP VALUE(4)
Series II                           1.06%         0.25%        0.05%      0.00%         1.36%          0.00%         1.36%
SMALL COMPANY VALUE (4,5)
Series II                           1.02%         0.25%        0.04%      0.00%         1.31%          0.00%         1.31%
STRATEGIC BOND(4)
Series II                           0.67%         0.25%        0.07%      0.00%         0.99%          0.00%         0.99%
TOTAL RETURN(4,7,11)
Series II                           0.69%         0.25%        0.06%      0.00%         1.00%          0.00%         1.00%
U.S. GOVERNMENT SECURITIES(4)
Series II                           0.61%         0.25%        0.07%      0.00%         0.93%          0.00%         0.93%
U.S. LARGE CAP(4)
Series II                           0.82%         0.25%        0.03%      0.00%         1.10%          0.00%         1.10%
VALUE(4)
Series II                           0.74%         0.25%        0.04%      0.00%         1.03%          0.00%         1.03%

                                                         FEEDER FUND                                       MASTER FUND
                               -------------------------------------------------------------- -------------------------------------
                                                                                                                    TOTAL    TOTAL
                                          DISTRIB-                                                                 MASTER   MASTER
                                            UTION                                                                   FUND     FUND
                                             AND              TOTAL                    NET                           AND    AND NET
                                           SERVICE          OPERATING  CONTRACTUAL  PORTFOLIO                      FEEDER   FEEDER
                               MANAGEMENT  (12B-1)   OTHER  EXPENSES     EXPENSE    OPERATING MANAGEMENT   OTHER    FUND     FUND
PORTFOLIO/SERIES                  FEES      FEES   EXPENSES    (1)    REIMBURSEMENT  EXPENSES  FEES (12) EXPENSES EXPENSES EXPENSES
----------------               ---------- -------- -------- --------- ------------- --------- ---------- -------- -------- --------
AMERICAN ASSET ALLOCATION(13)
Series II                         0.00%     0.75%    0.04%    0.79%       0.01%       0.78%      0.31%     0.01%    1.11%    1.10%
AMERICAN BOND(13)
Series II                         0.00%     0.75%    0.02%    0.77%       0.00%       0.77%      0.40%     0.01%    1.18%    1.18%
AMERICAN GLOBAL GROWTH(13)
Series II                         0.00%     0.75%    0.06%    0.81%       0.03%       0.78%      0.53%     0.02%    1.36%    1.33%
AMERICAN GLOBAL SMALL
   CAPITALIZATION(13)
Series II                         0.00%     0.75%    0.11%    0.86%       0.08%       0.78%      0.70%     0.03%    1.59%    1.51%
AMERICAN GROWTH
Series II                         0.00%     0.75%    0.02%    0.77%       0.00%       0.77%      0.32%     0.01%    1.10%    1.10%
AMERICAN GROWTH-INCOME
Series II                         0.00%     0.75%    0.02%    0.77%       0.00%       0.77%      0.26%     0.01%    1.04%    1.04%
AMERICAN HIGH- INCOME BOND(13)
Series II                         0.00%     0.75%    0.21%    0.96%       0.18%       0.78%      0.47%     0.01%    1.44%    1.26%
AMERICAN INTERNATIONAL
Series II                         0.00%     0.75%    0.02%    0.77%       0.00%       0.77%      0.49%     0.03%    1.29%    1.29%
AMERICAN NEW WORLD(13)
Series II                         0.00%     0.75%    0.13%    0.88%       0.10%       0.78%      0.76%     0.06%    1.70%    1.60%



(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies (each, an "Acquired Portfolio"). The Total Fund Annual Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section of the underlying Portfolio's prospectus, which does not include Acquired Portfolio fees and expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.



(2) For Portfolios that have not started operations or have operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses that are expected to be incurred over the next year.



(3) The management fee of 0.05% of average annual net assets is being waived until May 1, 2010.



(4) Effective January 1, 2006, the Adviser has contractually agreed to waive its management fee for certain Portfolios of JHT or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. The Reimbursement will remain in effect until May 1, 2009.



(5) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, and Small Company Value Trust. This waiver is based on the combined average daily net assets of these Portfolios and the following funds of John Hancock Funds II: Blue Chip Growth Fund, Equity-Income Fund, Health Sciences Fund, Science & Technology Fund, and Small Company Value Fund (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) as of November 1, 2006 is as follows: 0.00% for the First $750 million, 5.0% for the Next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each T. Rowe Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser.



(6) The Adviser has contractually agreed to limit Portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses include advisory fee and other operating expenses of the underlying Portfolio but exclude 12b-1fees, underlying Portfolio expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



(7) The "Other Expenses" reflect estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.



(8) The Adviser has contractually agreed to reimburse expenses of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses include all expenses of the Portfolio except Rule 12b-1 fees, underlying Portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.



(9) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser (after payment of the subadvisory fees for the Portfolio) does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until May 1, 2010.



(10) The Adviser has agreed to reduce its advisory fee for a class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. These voluntary expense limitations may be terminated at any time.



(11) The advisory fees rate shown reflects the new tier schedule that is currently in place.



(12) Capital Research Management Company (the adviser to the master fund for each of the JHT Feeder Funds) is waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds prospectus or annual report for further information.



(13) The Adviser has contractually limited other portfolio level expenses to 0.03% until May 1, 2010. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, Rule 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.





A Table of Accumulation Unit Values relating to the Contract is included in "Appendix U" to this Prospectus.

LOCATION OF FINANCIAL STATEMENTS. Our financial statements and those of our respective Separate Account may be found in the Statement of Additional Information.

                 IV. General Information about Us, the Separate
                          Accounts and the Portfolios


THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.

John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805.


John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla New York 10595. John Hancock New York also has an Annuities Service Center at 601 Congress Street, Boston, Massachusetts 02210-2805.



The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.


John Hancock USA and John Hancock New York have received the following ratings from independent rating agencies:

AAA                 Extremely strong financial security characteristics; 1st category of 21
Standard & Poor's

A++                 Superior companies have a very strong ability to meet their
A.M. Best           obligations; 1st category of 16

AA+                 Very strong capacity to meet policyholder and contract obligations; 2nd
Fitch               category of 24


John Hancock USA has also received the following rating from Moody's:


Aa1                 Excellent in financial strength;
Moody's             2rd category of 21



These ratings, which are current as of the date of this Prospectus and are subject to change, are assigned as a measure of John Hancock USA's and John Hancock New York's ability to honor any guarantees provided by the Contract and any applicable optional Riders, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Portfolio.


With respect to the fixed portion of the Contracts issued by John Hancock USA, The Manufacturers Life Insurance Company unconditionally guarantees to make funds available to John Hancock USA for the timely payment of contractual claims pursuant to a Guarantee Agreement dated March 31, 1996. The guarantee may be terminated by The Manufacturers Life Insurance Company upon notice to John Hancock USA. Termination will not affect The Manufacturers Life Insurance Company's continuing liability with respect to all Fixed Annuity contracts and Fixed Investment Options issued by John Hancock USA prior to the termination of the guarantee except if:

     - the liability to pay contractual claims under the contracts is assumed by another insurer; or

     - we are sold and the buyer's guarantee is substituted for The Manufacturers Life Insurance Company's guarantee.

THE SEPARATE ACCOUNTS



We use our Separate Accounts to support the Variable Investment Options you choose.



You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.


For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as The Manufacturers Life Insurance Company (U.S.A.), became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.


For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.


The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Accounts may not be charged with liabilities arising out of any of the respective Company's business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the Investment Company Act of 1940, as amended (the "1940 Act") as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.


THE PORTFOLIOS



When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Account and it invests in shares of a corresponding Portfolio of John Hancock Trust.



THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.



INVESTMENT MANAGEMENT The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.



The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.



If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).



Portfolio Expenses



The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.



The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides (see "Distribution of Contracts" in "IX. General Matters"). Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.


Funds-of-Funds and Master-Feeder Funds


Each of the John Hancock Trust's Index Allocation, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Trusts ("JHT Funds of Funds") is a "fund-of-funds" that invests in other underlying funds. Expenses for a fund-of-funds may be higher than that for other Portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying Portfolios for that Portfolio, including expenses and associated investment risks.



Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World Trust ("JHT American Fund Portfolios") invests in Series 1 or Series 2 shares of the corresponding investment portfolio of a "master" fund. The JHT American Funds operate as "feeder funds," which means that the each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.75% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.



Portfolio Investment Objectives and Strategies



You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST


We show the Portfolio's manager (i.e., subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Optional Benefits).


CAPITAL GUARDIAN TRUST COMPANY


   Income & Value Trust                           Seeks the balanced accomplishment of (a) conservation of
                                                  principal and (b) long-term growth of capital and income. To do this, the Portfolio invests its assets in both equity and fixed income securities based on the expected returns of the portfolios.

   U.S. Large Cap Trust                           Seeks long-term growth of capital and income. To do this,
                                                  the Portfolio invests at least 80% of its net assets in
                                                  equity and equity-related securities of quality large-cap
                                                  U.S. companies that will outperform their peers over time.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance
Series) - ADVISER TO MASTER FUND

   American Asset Allocation Trust                Seeks to provide high total return (including income and
                                                  capital gains) consistent with preservation of capital over the long term. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American
                                                  Funds Insurance Series Asset Allocation Fund, which invests in a diversified portfolio of common stocks and other equity securities, bonds and other intermediate and long-term debt securities, and money market instruments.

   American Bond Trust                            Seeks to maximize current income and preserve capital. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance Series
                                                  Bond Fund, which invests at least 80% of its assets in
                                                  bonds, with at least 65% in investment-grade debt securities and up to 35% in lower rated fixed income securities.

   American Global Growth Trust                   Seeks to make shareholders' investment grow over time. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance Series
                                                  Global Growth Fund, which invests primarily in common stocks of companies located around the world.

   American Global Small Capitalization Trust     Seeks to make the shareholders' investment grow over time.
                                                  To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance
                                                  Series Global Small Capitalization Fund, which invests
                                                  primarily in stocks of smaller companies located around the world.

   American Growth Trust                          Seeks to make the shareholders' investment grow. To do this, the Portfolio invests all of its assets in the master fund,
                                                  Class 1 shares of the American Funds Insurance Series Growth
                                                  Fund, which invests primarily in common stocks of companies that appear to offer superior opportunities for growth of
                                                  capital.

   American Growth-Income Trust                   Seeks to make the shareholders' investments grow and to
                                                  provide the shareholder with income over time. To do this, the Portfolio invests all of its assets in the master fund,
                                                  Class 1 shares of the American Funds Insurance Series
                                                  Growth-Income Fund, which invests primarily in common stocks or other securities that demonstrate the potential for
                                                  appreciation and/or dividends.

   American High-Income Bond Trust                Seeks to provide a high level of current income and,
                                                  secondarily, capital appreciation. To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance Series High-Income Bond
                                                  Fund, which invests at least 65% of its assets in higher
                                                  yielding and generally lower quality debt securities.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance Series) - ADVISER TO MASTER FUND - CONTINUED


   American International Trust                   Seeks to make the shareholders' investment grow. To do this, the Portfolio invests all of its assets in the master fund,
                                                  Class 1 shares of the American Funds Insurance Series
                                                  International Fund, which invests primarily in common stocks of companies located outside the United States.

   American New World Trust                       Seeks to make the shareholders' investment grow over time.
                                                  To do this, the Portfolio invests all of its assets in the master fund, Class 1 shares of the American Funds Insurance
                                                  Series New World Fund, which invests primarily in stocks of companies with significant exposure to countries with
                                                  developing economies and/or markets.

DAVIS SELECTED ADVISERS, L.P.

   Financial Services Trust                       Seeks growth of capital. To do this, the Portfolio invests at least 80% of its net assets in companies that are
                                                  principally engaged in financial services.

   Fundamental Value Trust                        Seeks growth of capital. To do this, the Portfolio invests primarily in common stocks of U.S. companies with durable
                                                  business models that can be purchased at attractive
                                                  valuations relative to their intrinsic value.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA") (1)

   Real Estate Securities Trust                   Seeks to achieve a combination of long-term capital
                                                  appreciation and current income. To do this, the Portfolio invests at least 80% of its net assets in equity securities of REITs and real estate companies.

FRANKLIN TEMPLETON INVESTMENTS CORP.

   International Small Cap Trust                  Seeks long-term capital appreciation. To do this, the Fund invests at least 80% of its net assets in securities issued by foreign small-cap companies including in emerging
                                                  markets.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

   International Core Trust                       Seeks high total return. To do this, the Portfolio invests at least 80% of its total assets in a diversified portfolio of equity investments from developed markets outside the
                                                  U.S.

JENNISON ASSOCIATES LLC

   Capital Appreciation Trust                     Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity and
                                                  equity-related securities of companies that are attractively valued and have above-average growth prospects.

LEGG MASON CAPITAL MANAGEMENT, INC.

   Core Equity Trust                              Seeks long-term capital growth. To do this, the Portfolio
                                                  invests at least 80% of its net assets in equity securities that offer the potential for capital growth by purchasing
                                                  securities at large discounts relative to their intrinsic
                                                  value.

MARSICO CAPITAL MANAGEMENT, LLC

   International Opportunities Trust              Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in common stocks of at least three different foreign companies of any size that are selected for their long-term growth potential.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED (2)

   American Fundamental Holdings Trust            Seeks long term growth of capital. To do this, the Portfolio invests primarily in four funds of the American Funds
                                                  Insurance Series: Bond Fund, Growth Fund, Growth-Income
                                                  Fund, and International Fund. The Portfolio is permitted to invest in six other funds of the American Funds Insurance
                                                  Series as well as other funds, investment companies, and
                                                  other types of investments.

   American Global Diversification Trust          Seeks long term growth of capital. To do this, the Portfolio invests primarily in five funds of the American Funds
                                                  Insurance Series: Bond Fund, Global Growth Fund, Global
                                                  Small Capitalization Fund, High-Income Bond Fund, and New
                                                  World Fund. The Portfolio is permitted to invest in five
                                                  other funds of the American Funds Insurance Series as well as other funds, investment companies, and other types of
                                                  investments.

   Franklin Templeton Founding Allocation Trust   Seeks long-term growth of capital. To do this, the Fund
                                                  invests primarily in three underlying Portfolios: Global
                                                  Trust, Income Trust and Mutual Shares Trust. The Portfolio
                                                  is a fund of funds and is also authorized to invest in other underlying Portfolios and investment companies.

   Index Allocation Trust                         Seeks long term growth of capital. Current income is also a consideration. To do this, the Portfolio invests
                                                  approximately 70% of its total assets in underlying
                                                  Portfolios which invest primarily in equity securities and approximately 30% of its total assets in underlying
                                                  Portfolios which invest primarily in fixed income
                                                  securities.

   Lifestyle Aggressive Trust                     Seeks long-term growth of capital. Current income is not a consideration. To do this, the Portfolio invests 100% of its assets in underlying Portfolios which invest primarily in
                                                  equity securities.

   Lifestyle Balanced Trust                       Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on growth of
                                                  capital. To do this, the Portfolio invests approximately 40%
                                                  of its assets in underlying Portfolios which invest
                                                  primarily in fixed income securities, and approximately 60%
                                                  in underlying Portfolios which invest primarily in equity
                                                  securities.

   Lifestyle Conservative Trust                   Seeks a high level of current income with some consideration given to growth of capital. To do this, the Portfolio
                                                  invests approximately 80% of its assets in underlying
                                                  Portfolios which invest primarily in fixed income
                                                  securities, and approximately 20% in underlying Portfolios which invest primarily in equity securities.

   Lifestyle Growth Trust                         Seeks long-term growth of capital. Current income is also a consideration. To do this, the Portfolio invests
                                                  approximately 20% of its assets in underlying Portfolios
                                                  which invest primarily in fixed income securities, and
                                                  approximately 80% in underlying Portfolios which invest
                                                  primarily in equity securities.

   Lifestyle Moderate Trust                       Seeks a balance between a high level of current income and growth of capital, with a greater emphasis on income. To do this, the Portfolio invests approximately 60% of its assets in underlying Portfolios which invest primarily in fixed
                                                  income securities, and approximately 40% in underlying
                                                  Portfolios which invest primarily in equity securities.

   Mid Cap Index Trust                            Seeks to approximate the aggregate total return of a mid cap
                                                  U.S. domestic equity market index. To do this, the Portfolio invests at least 80% of its net assets in the common stocks in the S&P MidCap 400(R) index(3) and securities that as a group behave in a manner similar to the index.

   Money Market Trust                             Seeks to obtain maximum current income consistent with
                                                  preservation of principal and liquidity. To do this, the
                                                  Portfolio invests in high quality, U.S. dollar denominated money market instruments.

   Pacific Rim Trust                              Seeks to achieve long-term growth of capital. To do this,
                                                  the Portfolio invests at least 80% of its net assets in
                                                  common stocks and equity-related securities of established, larger-capitalization non-U.S. companies located in the
                                                  Pacific Rim region, including emerging markets that have
                                                  attractive long-term prospects for growth of capital.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC      Seeks high current income; capital appreciation
       High Income Trust                          is a secondary goal. To do this, the Portfolio
                                                  invests at least 80% of its net assets in U.S. and foreign fixed-income securities that are rated BB/Ba or lower or are unrated equivalents.

MUNDER CAPITAL MANAGEMENT

       Small Cap Opportunities Trust              Seeks long-term capital appreciation. To do this, the
                                                  Portfolio invests at least 80% of its net assets in equity securities of small-capitalization companies.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

   Global Bond Trust                              Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the
                                                  Portfolio invests at least 80% of its net assets in fixed
                                                  income instruments, futures contracts (including related
                                                  options) with respect to such securities and options on such securities.

   Total Return Trust                             Seeks maximum total return, consistent with preservation of capital and prudent investment management. To do this, the
                                                  Portfolio invests at least 65% of its total assets in a
                                                  diversified Portfolio of fixed income instruments of varying maturities, which may be represented by forwards or
                                                  derivatives.

PZENA INVESTMENT MANAGEMENT, LLC

   Classic Value Trust                            Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its assets in domestic equity
                                                  securities of companies that are currently undervalued
                                                  relative to the market, based on estimated future earnings and cash flow.

RCM CAPITAL MANAGEMENT LLC & T. ROWE PRICE ASSOCIATES, INC.

   Science & Technology Trust                     Seeks long-term growth of capital. Current income is
                                                  incidental to the Portfolio's objective. To do this, the
                                                  Portfolio invests at least 80% of its net assets in the
                                                  common stocks of companies expected to benefit from the
                                                  development, advancement, and/or use of science and
                                                  technology.

T. ROWE PRICE ASSOCIATES, INC.

   Blue Chip Growth Trust                         Seeks to provide long-term growth of capital. Current income is a secondary objective. To do this, the Portfolio invests at least 80% of its net assets in the common stocks of large and medium-sized blue chip growth companies that are well
                                                  established in their industries.

   Equity-Income Trust                            Seeks to provide substantial dividend income and also
                                                  long-term capital appreciation. To do this, the Portfolio
                                                  invests at least 80% of its net assets in equity securities, with 65% in common stocks of well-established companies
                                                  paying above-average dividends.

   Health Sciences Trust                          Seeks long-term capital appreciation. To do this, the
                                                  Portfolio invests at least 80% of its net assets in common stocks of companies engaged in the research, development,
                                                  production, or distribution of products or services related to health care, medicine, or the life sciences.

   Small Company Value Trust                      Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in small companies
                                                  whose common stocks are believed to be undervalued.

TEMPLETON INVESTMENT COUNSEL, LLC (4)

   International Value Trust                      Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in equity
                                                  securities of companies located outside the U.S., including in emerging markets.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
   Global Allocation Trust                        Seeks total return, consisting of long-term capital
                                                  appreciation and current income. To do this, the Portfolio invests in equity and fixed income securities of issuers
                                                  located within and outside the U.S. based on prevailing
                                                  market conditions.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT INC.)
   Value Trust                                    Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable
                                                  risk. To do this, the Portfolio invests at least 65% of its total assets in equity securities which are believed to be undervalued relative to the stock market in general.

WELLINGTON MANAGEMENT COMPANY, LLP
   Investment Quality Bond Trust                  Seeks to provide a high level of current income consistent with the maintenance of principal and liquidity. To do this, the Portfolio invests at least 80% of its net assets in
                                                  bonds rated investment grade. focusing on corporate bonds
                                                  and U.S. government bonds with intermediate to longer term maturities.

   Mid Cap Intersection Trust                     Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital
                                                  appreciation potential.

   Mid Cap Stock Trust                            Seeks long-term growth of capital. To do this, the Portfolio invests at least 80% of its net assets in equity securities of medium-sized companies with significant capital
                                                  appreciation potential.

   Natural Resources Trust                        Seeks long-term total return. To do this, the Portfolio
                                                  invests at least 80% of its net assets in equity and
                                                  equity-related securities of natural resource-related
                                                  companies worldwide, including emerging markets.

   Small Cap Growth Trust                         Seeks long-term capital appreciation. To do this, the
                                                  Portfolio invests at least 80% of its net assets in
                                                  small-cap companies that are believed to offer above-average potential for growth in revenues and earnings.

   Small Cap Value Trust                          Seeks long-term capital appreciation. To do this, the
                                                  Portfolio invests at least 80% of its net assets in
                                                  small-cap companies that are believed to be undervalued.

WESTERN ASSET MANAGEMENT COMPANY

   High Yield Trust                               Seeks to realize an above-average total return over a market cycle of three to five years, consistent with reasonable
                                                  risk. To do this, the Portfolio invests at least 80% of its net assets in high yield securities, including corporate
                                                  bonds, preferred stocks and U.S. Government and foreign
                                                  securities.

   Strategic Bond Trust                           Seeks a high level of total return consistent with
                                                  preservation of capital. To do this, the Portfolio invests at least 80% of its net assets in fixed income securities
                                                  across a range of credit qualities and may invest a
                                                  substantial portion of its assets in obligations rated below investment grade.

   U.S. Government Securities Trust               Seeks to obtain a high level of current income consistent
                                                  with preservation of capital and maintenance of liquidity.
                                                  To do this, the Portfolio invests at least 80% of its net
                                                  assets in debt obligations and mortgage-backed securities
                                                  issued or guaranteed by the U.S. government, its agencies or instrumentalities.



----------
(1) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.



(2) DIMA provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.



(3) "S&P MidCap 400(R)" is a trademark of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the mid cap range for the S&P MidCap 400(R) was $302 million to $11.13 billion.



(4) The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.

VOTING INTEREST





You instruct us how to vote Portfolio shares.



We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.



During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio.



During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.


We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS

The Contract may be used to fund plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see "Qualified Retirement Plans"). We also designed the Contract so that it may be used with non-qualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.


We currently are not offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan unless, (a) we previously issued Contracts to that retirement plan and (b) the Purchase Payments to the new Contract are sent to us directly by your employer or the plan's administrator. We will not knowingly accept transfers from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a Section 403(b) Qualified Plan. We will require certain signed documentation in the event:



     - you purchased a Contract prior to September 25, 2007 that is intended to qualify under a Section 403(b) Qualified Plan; and



     - you direct us on or after September 25, 2007 to transfer some or all of your Contract Value to another annuity contract or other investment under a Section 403(b) Qualified Plan.



In the event that we do not receive the required documentation and you nonetheless direct us to proceed with the transfer, the transfer may be treated as a taxable transaction.


ACCUMULATION PERIOD PROVISIONS


We may impose restrictions on your ability to make initial and subsequent Purchase Payments.


Purchase Payments


You may make Purchase Payments to us at our Annuities Service Center at any time. The minimum initial Purchase Payment is $10,000. Subsequent Purchase Payments must be at least $30. All Purchase Payments must be in U.S. dollars. We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, we must grant our approval to you in order to make the payment.


John Hancock USA may reduce or eliminate the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

     - You purchase your Contract through a 1035 exchange or a Qualified Plan transfer of an existing contract(s) issued by another carrier(s) AND at the time of application, the value of your existing contract(s) meets or exceeds the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such 1035 monies, the value drops below the applicable minimum initial Purchase Payment requirement due to market conditions;

     - You purchase more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts is equal to or greater than $50,000;

     - You and your spouse each purchase at least one new Contract AND the average initial Purchase Payments for the new Contract(s) is equal to or greater than $50,000;

     - You purchase multiple Contracts issued in conjunction with a written Retirement Savings Plan (either Qualified or Non-Qualified), for the benefit of plan participants AND the Annuitant under each Contract is a plan participant AND the average initial Purchase Payment for these new Contracts is equal to or greater than $50,000.

If permitted by state law, John Hancock USA may cancel a Contract at the end of any TWO consecutive Contract Years in which no Purchase Payments have been made, if both:

     - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

     - the Contract Value at the end of such two year period is less than $2,000.

Contracts issued by John Hancock New York may be cancelled at the end of any THREE consecutive Contract Years in which no Purchase Payments have been made as described above.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VIII. Federal Tax Matters").


You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of subsequent Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in "Telephone and Electronic Transactions" in this section, below ).


Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.


We will usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We will credit Additional Purchase Payments on the Business Day they are received at our Annuities Service Center.


We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay proceeds, or apply amounts to an Annuity Option.


We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.


Value of Accumulation Units


The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Sub-Account on the first Business Day the Sub-Account was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Sub-Account (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.



We will use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:


     - your Purchase Payment transaction is complete before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) for that Business Day, or

     - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of the New York Stock Exchange for that Business Day.

Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Sub-Account from one Business Day to the next (the "valuation period"). The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. We determine the net investment factor for each Sub-Account for any valuation period by dividing (a) by (b) and subtracting (c) from the result:


Where (a) is:



     - the net asset value per share of a Portfolio share held in the Sub-Account determined at the end of the current valuation period; plus



     - the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Sub-Account if the "ex-dividend" date occurs during the current valuation period.



Where (b) is the net asset value per share of a Portfolio share held in the Sub-Account determined as of the end of the immediately preceding valuation period.

Where (c) is a factor representing the charges deducted from the Sub-Account on a daily basis for Separate Account annual expenses.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options, subject to the restrictions set forth below.


You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.


Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.

Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their investment options on a daily basis and allow transfers among investment options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying fund to increased fund transaction costs and/or disrupt the fund manager's ability to effectively manage a fund in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.

We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.


To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market investment option even if a Contract Owner reaches the two transfers per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market investment option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:

     -    restricting the number of transfers made during a defined period;

     -    restricting the dollar amount of transfers;

     - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

     -    restricting transfers into and out of certain Sub-Account(s).


In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on when suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).



In addition to the transfer restrictions that we impose, the John Hancock Trust also has adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to John Hancock Trust upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

Maximum Number of Investment Options

We currently do not limit the number of Investment Options to which you may allocate Purchase Payments.

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions


When you purchase a Contract, we will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the applicable telephone number or internet address shown on page ii of this Prospectus.


To access information and perform electronic transactions through our website, we require you to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

     -    Any loss or theft of your password; or

     -    Any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.


All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day will usually be effective at the end of that day. Circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy, may limit your ability to access or transact business electronically. We may, for example, experience unusual volume during periods of substantial market change.


We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing programs.

Special Transfer Services-Dollar Cost Averaging

We administer a Dollar Cost Averaging ("DCA") program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we permit for this purpose to other Variable Investment Options until the amount in the Investment Option from which the transfer is made is exhausted. You may establish a DCA Fixed Investment Option under the DCA program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

From time to time, we may offer special DCA programs where the rate of interest credited to a Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA program.

The DCA program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular
Sub-

Account when the unit value is low; less when the unit value is high. However, the DCA program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. Contract Owners interested in the DCA program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in the DCA program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the DCA program.

Special Transfer Services-Asset Rebalancing Program


We administer an Asset Rebalancing program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing program. Other investment programs, such as the DCA program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing program is being used. If you are interested in the Asset Rebalancing program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing program.


We will permit asset rebalancing only on the following time schedules:

     - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

     - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

     - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges or tax liability as a result.

Withdrawals


During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions". For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any unpaid loans and any applicable withdrawal charge. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.


When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a partial withdrawal is to be taken, we will take the withdrawal from the Variable Investment Options until exhausted. We will then take from the Fixed Investment Option, beginning with the shortest remaining guarantee period first and ending with the longest remaining guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, we will take the withdrawal proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Option, see "Fixed Investment Options".


There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the investment option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we may treat the partial withdrawal as a total withdrawal of the Contract Value.


We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information at our Annuities Service Center. We reserve the right to defer the right of withdrawal or postpone payments for any period when:

     - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     -    trading on the New York Stock Exchange is restricted;

     - an emergency exists, as determined by the SEC, as a result of which disposal of securities held in the Separate Accounts is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Accounts' net assets; or

     - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.


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


IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issued with an optional minimum guaranteed withdrawal benefit Rider, your guarantee may be Reset. If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit Rider then available.



TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VIII. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix C: "Qualified Plan Types").


You may make Systematic "Income Plan" withdrawals.

Special Withdrawal Services-The Income Plan

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts participating in the DCA program or for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the IP program.

If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.

Death Benefit During Accumulation Period

The Contracts described in this Prospectus provide for the distribution of a death benefit before a Contract's Maturity Date.

AMOUNT OF DEATH BENEFIT. The death benefit payable under the Contract will be the greater of:

     -    the Contract Value; or

     - the sum of all Purchase Payments made, less any amounts deducted in connection with partial withdrawals.

The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (i) times (ii) where:

(i)  is equal to the death benefit prior to the withdrawal; and

(ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

PAYMENT OF DEATH BENEFIT. The determination of the death benefit will be made on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at our Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:

     -    a certified copy of a death certificate; or


     - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or


     -    any other proof satisfactory to us.


DISTRIBUTION OF DEATH BENEFIT. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., "Non-Qualified Contracts". Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VIII. Federal Tax Matters" and Appendix
C: "Qualified Plan Types").


In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit.

We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.



Upon request, the death benefit proceeds may be taken in the form of a lump sum. In that case, we will pay the death benefit within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account (JHSAA). Similar to a checking account, the JHSAA provides the beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.



If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken, the Contract will continue, subject to the following:



     -    The Beneficiary will become the Owner.


     - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.

     -    No additional Purchase Payments may be made.

     -    We will waive withdrawal charges for all future distributions.

     - If the deceased Owner's spouse is the Beneficiary, the surviving spouse continues the Contract as the new Owner. In such a case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.


     - If the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which begins within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options"). If distribution is not made as an annuity, upon the death of the Beneficiary, the death benefit will equal the Contract Value and must be distributed immediately in a single sum.

     - Alternatively, if the Contract is not a Qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals, but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.


We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations of the death benefit prior to the Maturity Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership or if you transfer ownership to the Owner's spouse.



A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax adviser for further information relevant to your situation.


Please see "VI. Optional Benefits" for a discussion of benefits available to Beneficiaries under the optional Annual Step Death Benefit.


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

PAY-OUT PERIOD PROVISIONS


You have a choice of several different ways of receiving annuity payments from us.


General


Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant on the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you obtain our consent to change that date. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The Annuity Commencement Date may be changed at any time before annuity payments begin. The new Annuity Commencement Date may not be later than the Maturity Date specified in the Contract, or a later date if we consent to the change. Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "VIII. Federal Tax Matters"). Distributions may be required from Qualified Contracts before the Maturity Date.



You may select the frequency of annuity payments. However, if the Contract Value at the Maturity Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any unpaid loans, in one lump sum to the Annuitant on the Maturity Date.


Annuity Options

Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default an Annuity Option in the form of a life annuity with payments guaranteed for ten years, as described below. We will provide either variable or fixed, or a combination variable and fixed annuity payments in proportion to the Investment Account Value of each Investment Option at the Maturity Date. We will determine annuity payments based on the Investment Account Value of each Investment Option at the Maturity Date. Internal Revenue Service ("IRS") regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:

     - you will no longer be permitted to make any withdrawals under the Contract;

     - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;

     -    we may not change the Annuity Option or the form of settlement; and

     -    your Guaranteed Minimum Death Benefit will terminate.

Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because there is no guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years
- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.


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

ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering any of the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.

Option 4: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 5: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)


Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity-An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.



Option 7: Period Certain Only Annuity for 10, 15 or 20 Years-An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)



ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We make one or more additional Annuity Options available if you purchase a Contract with one of our guaranteed minimum withdrawal benefit Riders (i.e., Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or Principal Returns, as described in "VI. Optional Benefits"). If you purchase a Contract with a guaranteed minimum withdrawal benefit Rider, you may select the additional Annuity Options shown below. These additional Annuity Options are only available for Maturity Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.



GMWB Alternate Annuity Option 1: LIA with Cash Refund - This Annuity Option is available if you purchase a Contract with the Income Plus for Life or an Income Plus for Life - Joint Life Rider. For the Income Plus for Life - Joint Life Rider, this Annuity Option is available only if one Covered Person, not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:



     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract, or


     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)


GMWB Alternate Annuity Option 2: Joint & Survivor LIA with Cash Refund - This Annuity Option is available if you purchase a Contract with the Income Plus for Life - Joint Life Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:



     - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract, or


     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term


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          upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)


GMWB Alternate Annuity Option 3: Fixed Annuity with Period Certain - This Annuity Option is available if you purchase a Contract with the Principal Plus for Life or a Principal Plus for Life Plus Automatic Annual Step-up optional benefit Rider. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the amount of the annual annuity benefit payment we determine for this option. This period will be rounded to the next higher month.



We determine the annual amount of Fixed Annuity payments under this Annuity Option as the greater of:


     - the Lifetime Income Amount on the Maturity Date, if any, as provided by the guaranteed minimum withdrawal benefit rider that you purchased with your Contract, or

     - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.


GMWB Alternate Annuity Option4: Fixed Period Certain Only - This Annuity Option is available only if:



     - you purchase a Contract with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or Principal Returns optional benefit Rider; and



     - there is no Lifetime Income Amount remaining (or none has been determined) at the Maturity Date.



This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the Guaranteed Withdrawal Amount at the Maturity Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)


We determine the annual amount of Fixed Annuity payments under this option as the greater of:


     - the Guaranteed Withdrawal Amount on the Maturity Date as provided by the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, or the Principal Returns Rider that you purchased with your Contract, or


     - the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.


FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:


     - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Benefit Payments" for a description of an "Annuity Unit");

     - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

     - calculating the present value of these payments at the assumed interest rate of 3%.

If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.


PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 5: Period Certain Only Annuity for 10, 15, or 20 years. You make take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined on the day we receive your written request for surrender in the manner described above.



If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal A x (1 - ((B / C) / D)), where:



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     A    equals the number of Annuity Units used to determine future payments before the commutation;



     B equals the dollar amount requested to be paid out as part of the commutation;



     C equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and



     D    equals the Annuity Unit value on the day the commutation is executed.



For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x (1 - (($20,000 / 3412.08) / $12.50)) = 212.43 units a year for 10 years.



You will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider once annuity payments begin under an Annuity Option.


Fixed Annuity Options. Subject to the distribution of death benefits provisions (see "Death Benefit During Accumulation Period"), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Payment


We determine the first Variable Annuity payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.


The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly Variable Annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base Variable Annuity payments after the first one on the investment performance of the Sub-Accounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Sub-Account by the Annuity Unit value of that Sub-Account (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Sub-Account is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Sub-Account are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity payment.


We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" on page 25). The value of an Annuity Unit for each Sub-Account for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Sub-Account for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.



Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.


We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.72%.

Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period


Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Maturity Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.


Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.


We do not make any payments to a Beneficiary, however, if we are making payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider and the last surviving Covered Person dies. Please read "VI. Optional Benefits" for additional information.


OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.

No withdrawal charge is imposed upon return of a Contract within the ten day right to review period. The ten day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable.

If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new a Contract is a replacement of an existing contract.


(Applicable to Residents of California Only) Residents in California age 60 and greater may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money-Market Investment Option, we will pay you the original amount of your Purchase Payments. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value computed at the end of the Business Day on which we receive your returned Contract.



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Ownership

You own the Contract.


Prior to the Maturity Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Maturity Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.


In the case of Non-Qualified Contracts, you may change ownership of the Contract or you may collaterally assign the Contract at any time prior to the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for Federal tax purposes. A collateral assignment is treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.

You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable Beneficiary.

In the case of Qualified Contracts, ownership of the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, you may not sell, assign, transfer, discount or pledge as collateral for a loan or as security for the performance of an obligation, or for any other purpose, a Qualified Contract to any person other than us.

The Annuitant is either you or someone you designate.

Annuitant


The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuity Service Center. We must approve any change.



On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.


If any Annuitant is changed and any Contract Owner is not a natural person, we must distribute the entire interest in the Contract to the Contract Owner within five years. We will reduce the amount distributed by charges that would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary


The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuity Service Center. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of Beneficiaries.


Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, we will pay the amount of any underpayment immediately and we will deduct the amount of any overpayment from future annuity payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, Federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under the DCA program (see "Special Transfer Services-Dollar Cost Averaging" for details). However, we may make available Fixed Investment Options under the Contract in the future. If we do, a Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.


Fixed Investment Options are not available with John Hancock USA Contracts issued in the State of Mississippi. Certain other states may impose restrictions on the availability of Fixed Investment Options under your Contract.


TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Maturity Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Maturity Date.

Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.


WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals."


We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.


Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VIII. Federal Tax Matters." Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances. See Appendix C "Qualified Plan Types."


CHARGES. No asset based charges are deducted from Fixed Investment Options.


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                              VI. Optional Benefits

You may elect to purchase optional benefits when you purchase a Contract. If available in your state, you may select one of the following "guaranteed minimum withdrawal benefit" Riders:


     -    Income Plus for Life; or



     -    Income Plus for Life - Joint Life; or



     -    Principal Plus for Life; or



     -    Principal Plus for Life Plus Automatic Annual Step-up; or



     -    Principal Returns.


You also may select an Annual Step Death Benefit Rider.

We describe each of these optional benefit Riders in the following sections.


GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER DEFINITIONS



We use the definitions that follow to describe how our guaranteed minimum withdrawal benefit ("GMWB") Riders work. Please see the separate sections on each Rider for additional details on defined terms.



AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.



AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the Covered Person attains age 95 under each of the GMWB Riders except Income Plus for Life-Joint Life, where it means the older Owner attains age 95.



BENEFIT BASE means a value we use to determine the Lifetime Income Amount with the Income Plus for Life and Income Plus for Life - Joint Life Riders; please refer to the separate sections on those Riders.



BONUS OR LIFETIME INCOME BONUS, means an increase in the Benefit Base at the end of each Contract Year during one or more "Lifetime Income Bonus Periods." In certain marketing materials, the Bonus may be referred to as the "Deferral Credit." These terms are further defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.



BONUS PERIOD (applicable to all GMWB Riders except Principal Returns) or LIFETIME INCOME BONUS PERIOD (applicable only to Income Plus for Life Series Riders) means:



     -    initially, the first 10 Contract Years;



     -    each time a Step-up occurs, the Bonus Period extends to the lesser of:
          (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



COVERED PERSON is defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.



EXCESS WITHDRAWAL is defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.



FIRST YEAR PURCHASE PAYMENTS applies only to Principal Returns; please refer to the separate section on that Rider.



GUARANTEED WITHDRAWAL BALANCE (for Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns) means generally the total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period. For details applicable to each of these Riders, please refer to the separate Rider sections.



GUARANTEED WITHDRAWAL AMOUNT (for Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns) means generally the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted. For details applicable to each of these Riders, please refer to the separate Rider sections.



LIFETIME INCOME AMOUNT (for all GMWB Riders except Principal Returns) means generally the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). For details applicable to each of these Riders, please refer to the separate Rider sections.



LIFETIME INCOME DATE (for all GMWB Riders except Principal Returns) means generally the date on which we determine the Life Income Amount. For details applicable to each of these Riders, please refer to the separate Rider sections.



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RESET means a reduction in GMWB values due to Excess Withdrawals. The term is further defined in each of the separate GMWB Rider sections; please refer to these sections.



STEP-UP means an increase in GMWB values. The term is further defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.


STEP-UP DATE means the date on which we determine whether a Step-up could occur.




OVERVIEW OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS


Each of our guaranteed minimum withdrawal benefit Riders provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elect. We may determine the amount of the initial guarantee after we issue your Contract, depending on the age of the Covered Person when we issue the Contract and the type of guaranteed minimum withdrawal benefit you purchase. We may increase the guarantee:



     - by a Bonus or "Target Amount" adjustment (see "Target Amount" on page 48 for Income Plus for Life and page 53 for Income Plus for Life - Joint Life) if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;



     - as a result of a Step-up of the guarantee to reflect your then current Contract Value on certain Contract Anniversary dates; or



     -    if you make an Additional Purchase Payment up to specified limits.



Our Principal Returns Rider guarantees the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. In addition, when you purchase a Principal Returns Rider, we guarantee that your Contract Value at the end of the first 10 Contract Years will not be less than the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years (see "Principal Returns" below).



Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amount permitted under the terms of the rider you select, however, we may Reset the guaranteed minimum amount. For the Principal Returns Rider, if you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit.


Availability

You may only elect a guaranteed minimum withdrawal benefit Rider at the time you purchase a Contract, and only provided:


     - the Rider is available for sale in the state where the Contract was sold;


     - you limit your investment of Purchase Payments and Contract Value to the Investment Options we make available with the Rider; and

     - you (and any other Covered Person) comply with the age restrictions we may impose for the Rider.

Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.


We reserve the right to accept or refuse to issue any guaranteed minimum withdrawal benefit Rider at our sole discretion. Once you elect a guaranteed minimum withdrawal benefit Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.



AGE RESTRICTIONS. You must not be age 81 or older to purchase an Income Plus for Life, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, or Principal Returns Rider. Both you and your spouse must not be age 81 or older (and must qualify as Covered Persons) to purchase an Income Plus for Life - Joint Life Rider.



ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. You may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for another optional guaranteed minimum withdrawal benefit Rider after you purchase a Contract. Please see Appendix D - "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.

Purchase Payments


RESTRICTIONS ON CONTRACTS WITH GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. If you purchase a guaranteed minimum withdrawal benefit Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit additional Purchase Payments during a Rider's "Settlement Phase" (see "Settlement Phase" in each separate GMWB Rider section below). Other limitations on additional payments may vary by state.



Special Purchase Payment limits on "Non-Qualified" Contracts. If we issue your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:



     - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.


Special Purchase Payment limits on "Qualified" Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:


     - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;


     - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but

     - we will not accept any Purchase Payment after the oldest Owner becomes age 81.

You should consult with a qualified tax advisor prior to electing a guaranteed minimum withdrawal benefit Rider for further information on tax rules affecting Qualified Contracts, including IRAs.


General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.



IMPACT ON BENEFIT BASE AND LIFETIME INCOME AMOUNT (Applicable to Income Plus for Life and Income Plus for Life - Joint Life). Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus:



     - The excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits); over



     - Any Withdrawal Amount reduced by any Purchase Payment since the later of the Lifetime Income Date or the latest:



          -    date of a Purchase Payment that we applied to the Benefit Base,



          -    Reset date, or



          -    effective date of a Step-up.



Examples 1d and 2d in "Appendix B: Guaranteed Minimum Withdrawal Benefit Examples" illustrate how each of these transactions affects the Benefit Base and Lifetime Income Amount.


In addition, if a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will recalculate the Lifetime Income Amount and increase it to equal:

     - (for Income Plus for Life) 5% of the Benefit Base in effect immediately after the Purchase Payment; or

     - (for Income Plus for Life - Joint Life) 4.75% of the Benefit Base in effect immediately after the Purchase Payment.


We will not change the Lifetime Income Amount, however, if the recalculated amount is less than the Lifetime Income Amount before the Additional Purchase Payment.



IMPACT ON GUARANTEED WITHDRAWAL BALANCE, GUARANTEED WITHDRAWAL AMOUNT AND LIFETIME INCOME AMOUNT (applicable to Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up). We will increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we will recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:

In the case of the Guaranteed Withdrawal Amount, to equal the lesser of:

     - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

     - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.

In the case of the Lifetime Income Amount, to equal the lesser of:

     - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or

     - the Lifetime Income Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.


We will not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.


Rider Fees

We charge an additional fee on each Contract Anniversary for a guaranteed minimum withdrawal benefit Rider, and reserve the right to increase the fee on the effective date of each Step-up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We will deduct a pro rata share of the annual fee from the Contract Value:

     -    on the date we determine the death benefit;


     - after the Annuity Commencement Date at the time an Annuity Option under the Contract begins; or


     -    on the date an Excess Withdrawal reduces the Contract Value to zero.


We do not deduct additional Rider fees during the "Settlement Phase" or after the Annuity Commencement Date once an Annuity Option begins.



FEE FOR INCOME PLUS FOR LIFE SERIES RIDERS. The fee is equal to 0.60% of the "Adjusted Benefit Base." The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase either the Income Plus for Life or Income Plus for Life - Joint Life fee on the effective date of each Step-up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.



FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The fee is equal to 0.60% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-up Rider fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-up Rider fee will never exceed 1.20%.



FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary adjusted for any Step-up or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Returns fee on the effective date of each Step-up. In such a situation, the Principal Returns fee will never exceed 0.95%.



Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments



If you choose to take withdrawals under one of our guaranteed minimum withdrawal benefit Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").



When you take withdrawals:



     -    you will have the flexibility to start and stop withdrawals;



     - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);

     - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;



     - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and



     -    you reduce the Contract Value available for annuitization.



When you annuitize:



     - you will receive annuity payments that will be fixed in amount (or in the number of units paid for Variable Annuity payments);



     - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);



     -    you will no longer have access to the Contract Value; and



     - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.



Additional Annuity Options



In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a guaranteed minimum withdrawal benefit Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."


Tax Considerations


See "VIII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.



INVESTMENT OPTIONS UNDER GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS


If you elect to purchase any of our Guaranteed Minimum Withdrawal Benefit Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.


If you purchase any of our guaranteed minimum withdrawal benefit Riders, you must invest 100% of your Contract Value at all times in one or more of the investment options we make available for these Riders. Under our current rules, you must invest either:


     (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or

     (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).


You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal (see "Accumulation Period Provisions - Withdrawals" on page 28). We will allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.



YOU SHOULD CONSULT WITH YOUR REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.



Available Individual Investment Options



If you purchase a Contract with any of our currently offered guaranteed minimum withdrawal benefit Riders, we restrict the individual Investment Options to which you may allocate your Contract Value. These Investment Options invest in the following Portfolios:


     -    American Asset Allocation Trust


     -    American Fundamental Holdings Trust



     -    American Global Diversification Trust


     -    Franklin Templeton Founding Allocation Trust


     -    Lifestyle Growth Trust (not available with Principal Returns)


     -    Lifestyle Balanced Trust

     -    Lifestyle Moderate Trust

     -    Lifestyle Conservative Trust

     -    Index Allocation Trust

     -    Money Market Trust

You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.


WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, we will not allow transfers into the restricted Investment Option and you may not allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.



FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUS FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN A CORRESPONDING VARIABLE INVESTMENT OPTION.


Available Model Allocations


You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.



None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.



WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.


The currently available Model Allocations are:

     MODEL ALLOCATION NAME        MODEL ALLOCATION PERCENTAGE                 PORTFOLIO NAME
     ---------------------        ---------------------------   ------------------------------------------
American Global Diversification               50%               American Global Growth Trust
                                              20%               American Bond Trust
                                              15%               American Global Small Capitalization Trust
                                              10%               American High-Income Bond Trust
                                              5%                American New World Trust

Fundamental Holdings of America               35%               American Bond Trust
                                              25%               American Growth-Income Trust
                                              25%               American Growth Trust
                                              15%               American International Trust


A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND

RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS, BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.

INCOME PLUS FOR LIFE SERIES


Income Plus for Life Series Definitions



Unless specified otherwise, the following definitions apply to both the Income Plus for Life and Income Plus for Life - Joint Life Riders:



AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.


AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:


     -    the Covered Person attains age 95 under Income Plus for Life; or



     -    the older Owner attains age 95 under Income Plus for Life-Joint Life.


BENEFIT BASE means:

     -    a value we use to determine the Lifetime Income Amount.

     - The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base.


     - We may adjust the Benefit Base to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.


     -    The maximum Benefit Base is $5 million.


Any adjustment to the Benefit Base will result in a corresponding adjustment to the Lifetime Income Amount.



BONUS OR LIFETIME INCOME BONUS means an increase in the Benefit Base at the end of each Contract Year during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during that Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:



     - 7% (6% for Income Plus for Life Riders issued in New York)of total Purchase Payments to your Contract if we did not previously Step-up or Reset the Benefit Base and/or the Lifetime Income Amount; otherwise



     - 7% (6% for Income Plus for Life Riders issued in New York)of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.



We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.



In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."



BONUS PERIOD OR LIFETIME INCOME BONUS PERIOD means:



     -    Initially, the first 10 Contract Years;



     -    Each time a Step-up occurs, the Bonus Period extends to the lesser of:
          (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



COVERED PERSON means (for Income Plus for Life):



     - The person whose life we use to determine the duration of the Lifetime Income Amount payments;


     - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.


COVERED PERSON means (for Income Plus for Life - Joint Life):


     - One of the two persons whose lives we use to determine the duration of the Lifetime Income Amount payments.


     - We determine the Covered Persons at the time you elect the Rider. A spouse must qualify as a "spouse" under federal law.


     (For Income Plus for Life - Joint Life Non-Qualified Contracts):


     -    both the spouses must be named as co-Owners of the Contract; or

     - if only one spouse is named as an Owner of the Contract (or Annuitant if the Owner is a non-natural person), the other spouse must be designated as the Beneficiary of the Contract.


     (For Income Plus for Life - Joint Life Qualified Contracts):



     - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and


     -    the Owner's spouse must be the designated Beneficiary.


A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above.


EXCESS WITHDRAWAL means:


     - (for Income Plus for Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 5.0% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments;



     - (for Income Plus for Life - Joint Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 4.75% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; and


     - (for Income Plus for Life and Income Plus for Life - Joint Life) Any withdrawal you take on and after the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.


LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as:



     - (for Income Plus for Life) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.



     - (for Income Plus for Life - Joint Life) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.



We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.



Any reduction or increase in the Benefit Base will result in a corresponding reduction or increase in the Lifetime Income Amount.


LIFETIME INCOME DATE means the date on which we determine the Life Income Amount. This will be the date you purchase the Rider if:


     - (for Income Plus for Life) you are age 59 1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2 (age 61 in NY).



     - (for Income Plus for Life - Joint Life) both you and your spouse are age 59 1/2 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the younger spouse would attain age 59 1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)



RESET means a reduction of the Benefit Base if you take Excess Withdrawals.



STEP-UP means an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base.



STEP-UP DATE means the date on which we determine whether a Step-up could occur.



Income Plus for Life



The Income Plus for Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. We calculate the Lifetime Income Amount on the Lifetime Income Date. If the Covered Person is age 59 1/2 or older when you purchase the Income Plus for Life Rider (age 61 or older for Riders issued in New York), the initial Lifetime Income Amount equals 5% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 5% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. We may reduce the Lifetime

Income Amount if you take withdrawals in excess of the Lifetime Income Amount. If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment. (see "Target Amount" on page 49) We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.



The version of the Income Plus for Life Rider issued in the state of New York (the "NY Income Plus for Life Rider") includes differences in five features of the Income Plus for Life Rider available outside of New York. Those features are:



     -    Lifetime Income Date;



     -    Lifetime Income Bonuses;



     -    Change of Riders;



     -    Effect of Withdrawals on Guaranteed Minimum Death Benefit; and



     -    Withdrawals under the Life Expectancy Distribution Program.



We describe the NY Income Plus for Life Rider differences in the discussions of these Income Plus for Life features. We also provide new examples to illustrate hypothetical results of Contracts with a NY Income Plus for Life Rider. In all other respects, including the Rider fee, the NY Income Plus for Life Rider is the same as the Income Plus for Life Rider.



IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:



     -    the Contract Value immediately after the withdrawal; or



     -    the Benefit Base minus the Withdrawal Amount.



If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 5% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" in this section, below.)



After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.



Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:



     - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or


     -    the Contract Value immediately after the Excess Withdrawal.


After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year. IF YOU TAKE AN EXCESS WITHDRAWAL, IT COULD LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) AND THEN YOU TAKE AN EXCESS WITHDRAWAL, IT COULD SIGNIFICANTLY REDUCE YOUR LIFETIME INCOME AMOUNT.



In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).



We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount. Any applicable withdrawal charges cannot cause a withdrawal to exceed the Lifetime Income Amount.



The Income Plus for Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year (see "Settlement Phase" in this section, below). In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal (see "Settlement Phase," in this section, below). The Income Plus for Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may Reset the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.


We reduce your Contract Value each time you take a withdrawal.


EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus for Life, we will adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:


     - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,


     - you purchased the Income Plus for Life Rider before the Covered Person attained age 59 1/2 (age 61 for New York Income Plus for Life Riders), and you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 5% of the Benefit Base and to the Lifetime Income Amount for each Contract Year after that.



If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. Pro rata means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:


     - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:


          -    the Withdrawal Amount; divided by


          -    the Contract Value before the withdrawal.


We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.



You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.


INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:


     - by any applicable Bonus if you take no withdrawals during certain Contract Years;



     -    by any applicable Step-up to reflect certain increases in Contract
          Value;



     - to an established Target Amount if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and



     - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 24).


Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.


LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Income Plus for Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.


Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:


     - 7% (6% for NY Income Plus for Life Riders) of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise



     - 7% (6% for NY Income Plus for Life Riders) of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.



We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

Step-ups will increase the Benefit Base and the Lifetime Income Amount.


STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page 41). The recalculated Lifetime Income Amount will equal 5% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Income Plus for Life Series Riders" on page 41). If you decline the Step-up, the fee rate will not be increased.



Step-ups may occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.


Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.


TARGET AMOUNT. If you take no withdrawals under your Contract from the effective date of the Income Plus for Life Rider until the applicable "Target Date," we will calculate a "Target Amount" and increase the Benefit Base on the Target Date to equal the greater of:



     - the current Benefit Base, as increased by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or



     -    the Target Amount.



The "Target Date" is the later of:



     - the 10th Contract Anniversary after the effective date of the Income Plus for Life Rider; or



     - the Contract Anniversary on or next following the date the Covered Person attains age 69.



The "Target Amount" is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.



The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.



LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received at our Annuity Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy." For purposes of Income Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:


     - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

     - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

     - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").


Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Income Plus for Life.

Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In addition, if you purchased the Rider before the Covered Person attains age 59 1/2 (age 61 for NY Income Plus for Life Riders) and you take the withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. We will not, however, Reset your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Benefit Base or Lifetime Income Amount.



SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during Income Plus for Life's "Settlement Phase." The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.



During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life benefit during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.


At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.


     - If you purchased the Income Plus for Life Rider before the Covered Person attained age 59 1/2 (age 61 for NY Income Plus for Life Riders), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).


     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.


IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



                            THEN
IF THE DECEASED OWNER IS:   INCOME PLUS FOR LIFE:
-------------------------   ---------------------
1.   Not the Covered        -   may continue if the Beneficiary elects to
     Person and the             continue the Contract within the time we permit
     Beneficiary is the         under our administrative rules. We will
     deceased Owner's           automatically increase the Benefit Base to equal
     spouse                     the initial death benefit we determine, if the
                                death benefit is greater than the Benefit Base
                                prior to our determination. We will also
                                recalculate the Lifetime Income Amount to equal
                                5% of the recalculated Benefit Base and will
                                assess the Rider Fee based on the recalculated
                                Benefit Base.

                            - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                            - continues to be eligible for any remaining Bonus amounts and Step-ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit and any future Step-ups if we increase the rate of the Income Plus for Life fee at that time.

                            THEN
IF THE DECEASED OWNER IS:   INCOME PLUS FOR LIFE:
-------------------------   ---------------------
2.   Not the deceased       -   may continue in the same manner as 1.
     Covered Person and
     the Beneficiary is     -   enters its Settlement Phase if a subsequent
     not the deceased           withdrawal would deplete the Contract Value to
     Owner's spouse             zero, and the remaining Lifetime Income Amount
                                for the year of withdrawal is still greater than
                                zero.

                            - does not continue to be eligible for any Bonus amounts and Step-ups, or a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus for Life fee at that time.

3.   The Covered Person     -   ends without any further benefit.
     and the Beneficiary
     is the deceased
     Owner's spouse

4.   The Covered Person     -   ends without any further benefit.
     and the Beneficiary
     is not the deceased
     Owner's spouse


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus for Life continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus for Life Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.


TERMINATION. You may not terminate the Income Plus for Life Rider once it is in effect. However, the Income Plus for Life Rider will terminate automatically upon the earliest of:


     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option begins;

     -    the date the Contract Value and the Benefit Base both equal zero;

     -    the death of the Covered Person; or

     -    termination of the Contract.


The addition of Income Plus for Life to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must attain Age 59 1/2 (age 61 for NY Income Plus for Life Riders) and remain living for you to receive certain benefits. Furthermore, Income Plus for Life limits the Investment Options otherwise available under the Contract, requires you to defer taking withdrawals to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Income Plus for Life is suitable for your needs, especially at older ages.



EXAMPLES. Please refer to Appendix B for hypothetical examples that illustrate the benefits under Income Plus for Life.



Income Plus for Life - Joint Life



(not available in New York or for non-Qualified Contracts in New Jersey)



Three main differences between Income Plus For Life - Joint Life and Income Plus for Life are:



     - Income Plus for Life - Joint Life offers a Lifetime Income Amount of 4.75%, where Income Plus for Life offers a Lifetime Income Amount of 5%;



     - Income Plus for Life - Joint Life guarantees withdrawals for the life of two Covered Persons (spouses), commencing on the Anniversary after the younger spouse attains age 59 1/2, where Income Plus for Life guarantees withdrawals for the life of one Covered Person, commencing on the Anniversary after that person attains age 59 1/2;

     - The age requirement for the Target Amount adjustment (in addition to the ten-year wait requirement) for Income Plus for Life - Joint Life is based on the Anniversary after the youngest spouse attains age 69, where the Target Amount adjustment age requirement (also in addition to the ten-year wait requirement) for Income Plus for Life is based on the Anniversary after the single Covered Person attains age 69.



The Income Plus for Life - Joint Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. If both you and your spouse are age 59 1/2 or older when you purchase the Income Plus for Life Rider, the initial Lifetime Income Amount equals 4.75% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 4.75% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life - Joint Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant. Because we provide our guarantee over the lifetime of two Covered Persons under the Income Plus for Life - Joint Life Rider, we calculate a lower Lifetime Income Amount than we do under the Income Plus for Life Rider.



If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page 53). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.



IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the amount of that withdrawal (including withdrawal charges). If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:


     -    the Contract Value immediately after the withdrawal; or


     -    the Benefit Base minus the Withdrawal Amount for that Contract Year.



If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 4.75% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" in this section below.)






After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of withdrawal charges) each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.



Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:



     - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or


     -    the Contract Value immediately after the Excess Withdrawal.


After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 4.75% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.






In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).



We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.



The Income Plus for Life - Joint Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. (See "Settlement Phase" in this section below.) In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See "Income Plus for Life - Impact of Withdrawals" above.) The Income Plus for Life - Joint Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.

We may reduce Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.





We reduce your Contract Value each time you take a withdrawal.


EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase the Income Plus for Life - Joint Life Rider, we will adjust the way we calculate the death benefit payable under your Contract upon death of the first Owner (or deemed Owner if the Owner is not a natural person) to die during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:



     - you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,


     - if you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59 1/2, you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 4.75% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.


If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on a pro rata basis from the Guaranteed Minimum Death Benefit under the Contract. To do this, we reduce the Guaranteed Minimum Death Benefit by an amount equal to:


     - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:


     -    the Withdrawal Amount; divided by


     -    the Contract Value before the withdrawal.


We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.


INCREASES IN THE BENEFIT BASE.  We will increase the Benefit Base:


     - by any applicable Bonus if you take no withdrawals during certain Contract Years;



     -    by any applicable Step-up to reflect certain increases in Contract
          Value;



     - to an established "Target Amount" if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the younger Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and



     - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 24).


Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.


LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Period coincides with the first 10 Contract Years while the Income Plus for Life - Joint Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up or the Age 95 Contract Anniversary.


Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:


     - 7% of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise



     - 7% of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.


We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

Step-ups will increase the Benefit Base and the Lifetime Income Amount.


STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page 41). The new Lifetime Income Amount will equal 4.75% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Income Plus for Life Series Riders"). If you decline the Step-up, the fee rate will not be increased.



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Step-up may occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.


Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.

If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.


TARGET AMOUNT. If you take no withdrawals under your Contract from the Income Plus for Life - Joint Life Rider's effective date until the applicable Target Date, we will adjust the Benefit Base to equal the greater of:


     - the current Benefit Base, as adjusted by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or

     -    the Target Amount.


The "Target Date" is the later of:



     - the 10th Contract Anniversary after the effective date of the Income Plus for Life - Joint Life Rider; or



     - the Contract Anniversary on or next following the date the younger spouse would have attained age 69.



The "Target Amount" is 200% of the initial Purchase Payment made in the first Contract Year plus 100% of all additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.



The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.




LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuity Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described in "Income Plus for Life-Life Expectancy Distribution Program," above. Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Income Plus for Life - Joint Life will enter its Settlement Phase as described in "Income Plus for Life-Settlement Phase," above, if the Contract Value reduces to zero during a Contract Year, you have taken no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.



During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life - Joint Life benefit during the Settlement Phase.


At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:

     - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as either Covered Person is living.


     - If you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59 1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 4.75% of the Benefit Base at the Lifetime Income Date).


     - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.


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IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the
Accumulation Period but before the Settlement Phase, Income Plus for Life - Joint Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply.


Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus for Life - Joint Life Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus for Life - Joint Life Rider fee (See "Fee for Income Plus for Life - Series Riders" on page 41). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.



If the first Covered Person to die is not is not the Owner (and is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus for Life - Joint Life Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups.


If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount.

WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.


Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus for Life - Joint Life Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.



Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Persons" above). If that happens and:



     - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and



     - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.


TERMINATION. The Income Plus for Life - Joint Life Rider terminates in accordance with the "Income Plus for Life-Termination" section, above.


You should consult with your representative to assist you in determining whether the Income Plus for Life - Joint Life Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and at least one of the Covered Persons must attain age 59 1/2 and remain living for you to receive certain benefits. Furthermore this Rider limits the investment options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before purchasing an Income Plus for Life - Joint Life Rider.



EXAMPLES. Please refer to Appendix B for hypothetical examples that illustrate the benefits under the Income Plus for Life - Joint Life Rider.



PRINCIPAL PLUS FOR LIFE SERIES



Principal Plus for Life Series Definitions



The following definitions apply to both the Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders:



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AGE 65 CONTRACT ANNIVERSARY MEANS THE CONTRACT ANNIVERSARY ON, OR NEXT
FOLLOWING, THE DATE THE OLDER OWNER ATTAINS age 65.



AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the Covered Person attains age 95.



BONUS means an increase in the Guaranteed Withdrawal Balance at the end of each Contract Year during the Rider's Bonus Period if you take no withdrawals during that Contract Year. For these purposes, the initial Bonus Period is the first 10 Contract Years. In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."



BONUS PERIOD means, for the initial Bonus Period, the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of:
(a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



COVERED PERSON means:



     - The person whose life we use to determine the duration of the Lifetime Income Amount payments;



     - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.



A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above.



EXCESS WITHDRAWAL means any withdrawal you take that causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount, or causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount.



GUARANTEED WITHDRAWAL BALANCE means:



     - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.



     - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.



     - We adjust the Guaranteed Withdrawal Balance to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.



     -    The maximum Guaranteed Withdrawal Balance at any time is $5 million.



GUARANTEED WITHDRAWAL AMOUNT means:



     - The amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted;



     - the initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance;



     -    the maximum Guaranteed Withdrawal Amount at any time is $250,000.



LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.



We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses and Additional Purchase Payments as provided in the Rider.



LIFETIME INCOME DATE means the date on which we determine the Life Income Amount. This will be the date you purchase the Rider if you are age 59 1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59 1/2.



RESET means a reduction of the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or the Lifetime Income Amount if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount.



STEP-UP means an increase in the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount on certain Contract Anniversary dates to reflect market performance that exceeds previously calculated benefits.



STEP-UP DATE means the date on which we determine whether a Step-up could occur.


Principal Plus for Life


The optional Principal Plus for Life Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, this Rider guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not count Purchase Payment



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


amounts over $5 million for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the Guaranteed Withdrawal Balance is depleted to zero.


In addition, we designed the Principal Plus for Life Rider to permit you to withdraw a minimum annual amount, called the Lifetime Income Amount, starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.


IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you take a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:


     -    the Contract Value immediately after the withdrawal; or

     - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.


Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value. After the Lifetime Income Date, we also will recalculate the Lifetime Income Amount if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of (a) the Lifetime Income Amount prior to the withdrawal or (b) 5% of the greater of the Contract Value immediately after the withdrawal or the new Guaranteed Withdrawal Balance value.


In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. Similarly, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less that or equal to the Lifetime Income Amount. If you take any withdrawals prior to the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Guaranteed Withdrawal Balance value) your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.


The Principal Plus for Life benefit enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus for Life benefit terminates if the Contract Value, Guaranteed Withdrawal Balance and Lifetime Income Amount immediately after a withdrawal are all equal to zero (see "Fee for Principal Plus for Life" on page 41, and "Termination" sections below.)



If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.



INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;

     - by any applicable Step-up to reflect certain increases in Contract Value; and


     - to reflect Additional Purchase Payments (see "Purchase Payments" on page 24).



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Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.


BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during Principal Plus for Life's Bonus Period if you take no withdrawals during the previous Contract Year. For these purposes, the initial Bonus Period is the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or
(b) the Age 95 Contract Anniversary.


Each time you qualify for a Bonus, we will increase the Guaranteed Withdrawal
Balance:


     - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-up the Guaranteed Withdrawal Balance and/or we did not previously Reset the Guaranteed Withdrawal Balance (see "Impact of Withdrawals" above); otherwise


     - by an amount equal to 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.

Each time we apply a Bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount. The Guaranteed Withdrawal Amount will equal the greater of Guaranteed Withdrawal Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus. The Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.

Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.


STEP-UPS. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance (including any Bonus) on that date, we will automatically Step-up the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we apply a Step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the Rider Fee (see "Fee for Principal Plus for Life"). The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up. We also reserve the right to increase the rate of the Principal Plus for Life fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Principal Plus for Life"). If you decline the Step-up, the fee rate will not be increased.



The Step-up Dates occur only while the Principal Plus for Life Benefit is in effect. We schedule the Step-up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-up Dates to include each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. (In Oregon, we limit the duration of Step-up Dates to a maximum of 50 Contract Years.)


If you decline an automatic Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic Step-ups.


LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuity Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). For purposes of Principal Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:


     - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or

     - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or

     - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").


Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



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We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch
Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Principal Plus for Life.


Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not, however, Reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable and all withdrawals during that year were under our Life Expectancy Distribution program.



We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount.



SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during Principal Plus for Life's "Settlement Phase." The Settlement Phase begins if total withdrawals during the Contract Year, are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero. During this phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments and we will not deduct any charge for the Principal Plus for Life benefit during the Settlement Phase.


At the beginning of the Settlement Phase, you generally may choose an annual settlement payment amount that we will automatically pay to you. The settlement payment amount we permit you to choose varies:


     - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount (see "Effect of Withdrawals").



     - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero (see "Life Expectancy Distribution Program"). After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.



     - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the Settlement Phase. If the Covered Person is alive when the Guaranteed Withdrawal Balance is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.



     - After the Life Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount (see "Impact of Withdrawals" above). We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.


IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Principal Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

                            THEN
IF THE DECEASED OWNER IS:   PRINCIPAL PLUS FOR LIFE:
-------------------------   ------------------------
1.   The Covered Person     -    Does not continue with respect to the Lifetime
     and the                     Income Amount, but continues with respect to
     Beneficiary is the          the Guaranteed Withdrawal Amount if the death
     deceased Owner's            benefit or the Guaranteed Withdrawal Balance is
     spouse                      greater than zero. We will automatically
                                 Step-up the Guaranteed Withdrawal Balance to
                                 equal the initial death benefit we determine,
                                 if greater than the Guaranteed Withdrawal
                                 Balance prior to the death benefit.

                            - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero.

                            - Continues to impose the Principal Plus for Life fee.

                            -    Continues to be eligible for any remaining
                                 Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit
                                 Step-up, if any, and any future Step-ups if we increase the rate of the Principal Plus for Life fee at that time.

2.   The deceased           -    Continues in the same manner as 1, except that
     Covered Person and          Principal Plus for Life does not continue to be
     the Beneficiary is          eligible for any remaining Bonuses and
     not the deceased            Step-ups, other than the initial Step-up of the
     Owner's spouse              Guaranteed Withdrawal Balance to equal the
                                 death benefit, if greater than the Guaranteed
                                 Withdrawal Balance prior to the death benefit.
                                 We will permit the Beneficiary to opt out of
                                 the initial death benefit Step-up, if any, if
                                 we increase the rate of the Principal Plus for
                                 Life fee at that time.

3.   Not the Covered        -    Continues in the same manner as 1, except that
     Person and the              Principal Plus for Life continues with respect
     Beneficiary is the          to the Lifetime Income Amount for the
     deceased Owner's            Beneficiary. If the Lifetime Income Amount has
     spouse                      not been determined prior to the payment of any
                                 portion of the death benefit, we will determine
                                 the initial Lifetime Income Amount on an
                                 anniversary of the date we determine the death
                                 benefit after the Covered Person has reached
                                 age 59 1/2.

4.   Not the Covered        -    Continues in the same manner as 1, except that
     Person and the              Principal Plus for Life continues with respect
     Beneficiary is not          to the Lifetime Income Amount for the
     the deceased                Beneficiary. If the Lifetime Income Amount has
     Owner's spouse              not been determined prior to the payment of any
                                 portion of the death benefit, we will determine
                                 the initial Lifetime Income Amount on an
                                 anniversary of the date we determine the death
                                 benefit after the Covered Person has reached
                                 age 59 1/2.

                            - In this case, Principal Plus for Life does not continue to be eligible for any remaining
                                 Bonuses and Step-ups, other than the initial
                                 Step-up of the Guaranteed Withdrawal Balance to equal the death benefit, if greater than the Guaranteed Withdrawal Balance prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit
                                 Step-up, if any, if we increase the rate of the Principal Plus for Life fee at that time.


If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life continues, we will determine the Adjusted Guaranteed Withdrawal Balance and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.

If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus for Life Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.


TERMINATION. You may not terminate the Principal Plus for Life Rider once it is in effect. However, Principal Plus for Life will terminate automatically upon the earliest of:


     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;

     -    the date an Annuity Option under the Contract begins;

     - the date the Contract Value, the Guaranteed Withdrawal Balance and the Lifetime Income Amount all equal zero; or

     -    termination of the Contract.

The addition of Principal Plus for Life to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must attain age 59 1/2 and remain living for you to receive certain benefits. Furthermore, Principal Plus for Life limits the Investment Options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Principal Plus for Life is suitable for your needs, especially at older ages.



EXAMPLES. Please refer to Appendix B for hypothetical examples that illustrate the benefits under Principal Plus for Life.



Principal Plus for Life Plus Automatic Annual Step-up



This version of the Principal Plus for Life optional benefit Rider is the same as the standard Principal Plus for Life optional benefit Rider, except that it provides annual "Step-up Dates" and we charge a different fee (see "Rider Fees," above). Please refer to the description of Principal Plus for Life, above, for a general overview of this Rider.



IMPACT OF WITHDRAWALS. Please refer to the description of Principal Plus for Life, above, for information on the impact of withdrawals on the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount.



If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.


INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:

     - by any applicable Bonus if you take no withdrawals during certain Contract Years;


     - by any applicable Step-up to reflect certain increases in Contract Value; and



     - to reflect Additional Purchase Payments (see "Purchase Payments" in the section V. Description of the Contract Accumulation Period Provisions).



BONUSES. Please refer to the description of "Principal Plus for Life - Bonuses" above for information on Bonus qualification and effect.



STEP-UPS. If you elect this Rider, we will automatically increase ("Step-up") the Guaranteed Withdrawal Balance (including any Bonus) to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary up to and including the Age 95 Contract Anniversary while the Rider is in effect, provided the Contract Value is greater than the Guaranteed Withdrawal Balance on that date (and provided you have not chosen to decline the Step-up as described under "Principal Plus for Life - Step-ups"). (In Oregon, we limit the maximum duration of Step-up Dates to 50 years.)



Each time we apply a Step-up, we will also recalculate the Guarantee Withdrawal Amount and the Lifetime Income Amount as described under "Principal Plus for Life - Step-ups." We also reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-up Rider fee up to a maximum rate of 1.20% of the Adjusted Guaranteed Withdrawal Balance. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased. If you decline an automatic Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent annual Step-up dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic annual Step-ups.


We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-up Rider fee on the effective date of each Step-up. In such situation, the Principal Plus for Life Plus Automatic Annual Step-up Rider fee will never exceed 1.20% of the Adjusted Guaranteed Withdrawal Balance.

You should consult with your representative to assist you in determining whether the Principal Plus for Life Plus Automatic Annual Step-up Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and there is no assurance that your Contract Value will be sufficient on any Step-up date to receive an increase (Step-up) in the guarantees we provide under the Rider. The amount that may be provided by more frequent Step-up dates under the Principal Plus for Life Plus Automatic Annual Step-up Rider, may, over time, be more than offset by the additional fees and charges associated with this Rider compared to the Principal Plus for Life Rider. Furthermore, similar to Principal Plus for Life, this Rider limits the Investment Options otherwise available under the Contract, requires the Covered Person to attain age 59 1/2 and remain living for you to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors which are outlined in the Prospectus before purchasing a Principal Plus for Life Plus Automatic Annual Step-up Rider.



EXAMPLES. Please refer to Appendix B for hypothetical examples that illustrate the benefits under Principal Plus for Life Plus Automatic Annual Step-up.



PRINCIPAL RETURNS



Principal Returns Definitions



The following definitions apply to the Principal Returns Rider:



AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.



AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 95.



FIRST YEAR PURCHASE PAYMENTS means the amount you pay for your Contract from the date the Rider goes into effect until the next Contract Anniversary.



GUARANTEED WITHDRAWAL BALANCE means:



     - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.



     - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.



     -    The maximum Guaranteed Withdrawal Balance at any time is $5 million.



GUARANTEED WITHDRAWAL AMOUNT means:



     - The amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted.



     - The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Guaranteed Withdrawal Balance.



     -    The maximum Guaranteed Withdrawal Amount at any time is $400,000.



RESET means a reduction of the Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount.



STEP-UP means an increase in the Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount on certain anniversary dates to reflect market performance that exceeds previously calculated benefits. We use the term "withdrawal" to refer to amounts withdrawn, including any applicable withdrawal charges.



STEP-UP DATE means the date on which we determine whether a Step-up could occur.



Description of the Principal Returns Rider



The optional Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Rider guarantees the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. In addition, when you purchase a Principal Returns Rider, we guarantee that your Contract Value at the end of the first 10 Contract Years will not be less than the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years.



Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may Reset the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit.



IMPACT OF PURCHASE PAYMENTS AND RESTRICTIONS ON PURCHASE PAYMENTS. We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and (unless the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment) increase it to equal the lesser of:



     - 8% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or



     - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Purchase Payment.



Impact on Accumulation Benefit of Additional Purchase Payments during Contract Years Two through Ten. The Accumulation Benefit compares (a) your First Year Purchase Payments up to $5 million to (b) your Contract Value at the end of the first 10 Contract Years plus all fees paid for the Principal Returns Rider during that period. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the period will reflect these investments. Therefore, these Additional Purchase Payments reduce your ability to recover investment losses, if any, on your First Year Purchase Payments through the Accumulation Benefit.



Please see "Accumulation Benefit" below for further details about this feature.



Restrictions on Purchase Payments for Contracts with the Principal Returns Rider. If you purchase the Principal Returns Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during the Rider's "Settlement Phase." Other limitations on Additional Purchase Payments may vary by state.



Special Purchase Payment limits on "Non-Qualified" Contracts. If we issue your Contract other than in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase
Payments:



     - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.



Special Purchase Payment limits on "Qualified" Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:



     - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you become Age
          65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;



     - for the year that you become age 70 1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but



     -    we will not accept any Purchase Payment after the Owner becomes age
          81.



You should consult with a qualified tax advisor regarding your Rider for further information on tax rules affecting Qualified Contracts, including IRAs.



General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal of additional payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.



IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:



     -    the Contract Value immediately after the withdrawal; or



     - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.



Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:



     -    the Guaranteed Withdrawal Amount prior to the withdrawal; or



     - 8% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value.

In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance and/or Guaranteed Withdrawal Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).



We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.



The Principal Returns Rider enters a "Settlement Phase" if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero (see "Settlement Phase" below). The Principal Returns Rider benefit terminates if the Contract Value and Guaranteed Withdrawal Balance immediately after a withdrawal are both equal to zero (see "Rider Fees" and "Termination").



If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset (i.e., reduce) the Guaranteed Withdrawal Balance and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.



LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuity Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). For purposes of the Principal Returns Rider, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:



     - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59 1/2 Distributions"); or



     - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or



     - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59 1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing a Principal Returns Rider.



Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not make any further withdrawals under the program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero.



Withdrawals under the Life Expectancy Distribution program during your life expectancy (or joint life expectancy) will not be treated as a withdrawal in excess of the permitted Guaranteed Withdrawal Amount. This means that we will not Reset your Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount if a withdrawal under the program causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for an Accumulation Benefit at your 10th Contract Anniversary.

INCREASES IN GUARANTEED AMOUNTS UNDER THE PRINCIPAL RETURNS RIDER. We will increase the Guaranteed Withdrawal Balance:



     - to reflect Additional Purchase Payments (see "Impact of Purchase Payments and Restrictions on Purchase Payments" above); and



     -    by any applicable Step-up to reflect certain increases in Contract
          Value.



We will increase your Contract Value at the end of the first 10 Contract Years if:



     -    the Principal Returns Rider is in effect at that time; and



     -    you did not make any withdrawals during the first 10 Contract Years.



We describe how we calculate and apply the increase in the "Accumulation Benefit" paragraph, below.



Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount



STEP-UPS. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance on that date, we will recalculate the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we recalculate a Step-up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Guaranteed Withdrawal Balance.



The Step-up Dates occur only while the Principal Returns Rider is in effect. We schedule the Step-up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-up Dates to include each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. On a Step-up Date, we will automatically increase the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value.



We reserve the right to increase the rate of the fee on any Step-up Date, up to a maximum rate of .95%. Even if we do not increase the rate of the fee, however, each time a Step-up goes into effect the dollar amount of the Rider fee will increase to reflect the stepped-up Guaranteed Withdrawal Balance value. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-up (see "Rider Fees").



If you decline a scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance at that time, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.



Accumulation Benefit. When you purchase the Principal Returns Rider, we guarantee that, as long as you take no withdrawals during the first 10 Contract Years, your Contract Value at the end of this period will equal the greater of
(a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date.



If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary and add it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.



You should consider your liquidity needs during the first 10 Contract Years before purchasing a Principal Returns Rider. You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.



SETTLEMENT PHASE. We automatically make settlement payments during the "Settlement Phase" under the Principal Returns Rider. The Settlement Phase begins if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero.



At the beginning of the Principal Returns Rider's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Guaranteed Withdrawal Balance depletes to zero (see "Life Expectancy Distribution Program" above). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Guaranteed Withdrawal Balance, however, then the settlement payment for that Contract Year will be limited to the Guaranteed Withdrawal Balance. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions -Death Benefit During Accumulation Period" provision of the Prospectus.

This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.



Impact of Death Benefits If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.



Continuation of the Principal Returns Rider. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:



     -    Continues if the Guaranteed Withdrawal Balance is greater than zero.



     - Steps-up the Guaranteed Withdrawal Balance to equal the death benefit if the death benefit on the date of determination is greater than the Guaranteed Withdrawal Balance.



     - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may Reset the Guaranteed Withdrawal Balance and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).



     -    Continues to impose the Rider fee.



     - Continues to be eligible for any remaining Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-up Dates will also be measured beginning from the death benefit determination date.



     - Ends any remaining Step-ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine an Adjusted Guaranteed Withdrawal Balance and the annual Rider fee based on the date we determine the death benefit and anniversaries of that date, instead of the initial Contract Anniversary date.



Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



ADDITIONAL ANNUITY OPTION FOR CONTRACTS WITH A PRINCIPAL RETURNS RIDER. Please see "Pay-Out Period Provisions" on page 31 for a description of Annuity Options available under a Contract.



TAX CONSIDERATIONS. Please see "VIII. Federal Tax Matters" on page 71 for information on tax considerations related to optional benefit Riders.



TERMINATION. You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates, automatically, however, upon the earliest of:



     - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or



     - the date the Guaranteed Withdrawal Balance and the Contract Value both deplete to zero; or



     -    the date an Annuity Option under the Contract begins; or



     - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any upgrade program that we may make available in the future; or



     -    termination of the Contract.

We impose an additional annual fee for the Principal Returns Rider. Furthermore, the Rider limits the Investment Options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described elsewhere in the Prospectus.



EXAMPLES. Please refer to Appendix B for hypothetical examples that illustrate the benefits under Principal Returns.


ANNUAL STEP DEATH BENEFIT

You may elect the optional Annual Step Death Benefit:

     - for an additional charge of 0.20% of the value of the Variable Investment Options; and

     - AS LONG AS THE OLDEST OWNER OF A CONTRACT IS NOT AGE 80 OR OLDER AT THE TIME OF PURCHASE. (We impose this restriction because the Annual Step Death Benefit would be zero if the oldest Owner were age 80 or older on the effective date of the Rider.)

Election of this optional benefit may only be made at the time the Contract is issued and, once made, is irrevocable. The amount of the death benefit for the optional Annual Step Death Benefit is the greater of:

     - the death benefit described under "Death Benefit During Accumulation Period"; or

     -    the Annual Step Death Benefit.

The Annual Step Death Benefit is the greatest Anniversary Value after the effective date of the Optional Annual Step Death Benefit but prior to the oldest Owner's 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less amounts deducted in connection with partial withdrawals since the last day of the Contract Year. The amount deducted in connection with partial withdrawals will be on a pro rata basis and will be equal to (a) times (b) where:

     (a) is equal to the optional Annual Step Death Benefit prior to the withdrawal; and

     (b) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the Contract and the Optional Annual Step Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the Optional Annual Step Death Benefit payable upon the death of the surviving spouse, the death benefit paid upon the first Owner's death will be treated as a payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date the first death benefit is paid will not be considered in determination of the optional Annual Step Death Benefit. In determination of the optional Annual Step Death Benefit, the Anniversary Values for all prior Contract Anniversaries will be set to zero as of the date the first death benefit is paid.

Termination of the Optional Annual Step Death Benefit

The Optional Annual Step Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Optional Annual Step Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Optional Annual Step Death Benefit) as the new Owner.

Annual Step Death Benefit Fee

A daily charge in an amount equal to 0.20% of the value of each variable Investment Account on an annual basis is deducted from each Sub-Account for the Annual Step Death Benefit.

Qualified Plans


If you intend to use your Contract in connection with a Qualified Plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step Death Benefit) may have on your plan (see Appendix B: "Guaranteed Minimum Withdrawal Benefit Riders Examples"). Please consult your tax advisor.


The addition of the Annual Step Death Benefit to a Contract may not always be in your interest since an additional fee is imposed for this benefit and we provide no assurance that investment performance will result in an increased death benefit.

                           VII. Charges and Deductions


We assess charges and deductions under the Contract against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectus. For information on the Optional Benefits fees, see "VI. Optional Benefits."


WITHDRAWAL CHARGES


If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge (contingent deferred sales charge) against amounts withdrawn attributable to Purchase Payments that have been in the Contract less than 3 complete Contract Years. We do not assess a withdrawal charge with respect to i) earnings accumulated in the Contract, ii) certain other "free withdrawal amounts" described below or iii) Purchase Payments that have been in the Contract more than 3 complete Contract Years. In no event may the total withdrawal charges exceed 6% of the amount invested.



We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to the free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:


     - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and

     - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over the unliquidated Purchase Payments).


Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free withdrawal amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free withdrawal amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.


Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free withdrawal amount for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage shown below.

                           MAXIMUM WITHDRAWAL CHARGE*
                      (as percentage of Purchase Payments)
                                JOHN HANCOCK USA
                                 JOHN HANCOCK NY

First Year    6%
Second Year   5%
Third Year    4%
Thereafter    0%

* The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.


We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.



There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.


Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered by the administration fee may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A to this Prospectus.

Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home

(John Hancock USA Contracts only; not available in MA and NY)

In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:

     - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person;

     -    the confinement began at least one year after the Contract Date;


     -    confinement was prescribed by a "Physician";


     - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and

     - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.

An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitant(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.


"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician, and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.


The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59 1/2 may be subject to a 10% penalty (see "VIII. Federal Tax Matters").

ASSET-BASED CHARGES

We deduct asset-based charges on an annual basis for administration, distribution and mortality and expense risks. We do not assess asset-based charges against Fixed Investment Options.

Daily Administration Fee

We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct a daily charge in an amount equal to 0.15% of the value of each Variable Investment Option on an annual basis deducted from each Sub-Account to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that it will not increase the amount of the administration fees.

Mortality and Expense Risks Fee


The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During Accumulation Period" on page 29.) The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.


To compensate us for assuming these risks, we deduct from each of the Sub-Accounts a daily charge an amount equal to 1.25% of the value of the Variable Investment Options on an annual basis. The rate of the mortality and expense risks charge cannot be increased.

If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk.

Distribution Fee


We allocate a portion of the asset-based charges shown in the Fee Tables to help cover a portion of the expenses we incur in selling the Contracts. We deduct a daily charge, in an amount equal to 0.25% of the value of each Variable Investment Option on an annual basis from each Sub-Account as a distribution fee. The amount of the charges in any Contract Year does not specifically correspond to sales expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the distribution fee does not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the other asset-based risk charges, other gains with respect to the Contracts or from our general assets. Similarly, administrative expenses not fully recovered from the daily administration fee may also be recovered from such other sources.





REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

We may reduce or eliminate the amount of the charges and deductions for certain Contracts where permitted by state law. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:

     - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.

     - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.

     - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.

     - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

     - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.

     - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.


If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. We will eliminate the withdrawal charge when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of ours, or of any of our affiliates, or of the John Hancock Trust. In no event will we permit reduction or elimination of the charges or deductions where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your broker-dealer.

PREMIUM TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


               PREMIUM TAX RATE(1)
            -------------------------
STATE OR    QUALIFIED   NON-QUALIFIED
TERRITORY   CONTRACTS     CONTRACTS
---------   ---------   -------------
CA             0.50%         2.35%
GUAM           4.00%         4.00%
ME(2)          0.00%         2.00%
NV             0.00%         3.50%
PR             1.00%         1.00%
SD(2)          0.00%         1.25%(3)
WV             1.00%         1.00%
WY             0.00%         1.00%



(1)  Based on the state of residence at the time the tax is assessed.



(2)  B 0.80% on Purchase Payments in excess of $500,000.



(3)  0.80% on Purchase Payments in excess of $500,000.



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

                            VIII. Federal Tax Matters

INTRODUCTION

The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS


We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.


The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the Contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser for information on any optional benefit Riders.


When you take a withdrawal under a Non-Qualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit Rider using the Contract Value. See "VI. Optional Benefits" for a description of the guaranteed minimum withdrawal benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal


If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a guaranteed minimum withdrawal benefit Rider will be taxed in the manner described in "Taxation of Annuity Payments," below.

CHARITABLE REMAINDER TRUSTS

This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NON-QUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract (additional withdrawals based upon a Rider guarantee will be subject to income tax). If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Non-Qualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.


There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax adviser should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

     - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

     - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

     - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

     - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

     - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - attributable to the Contract Owner becoming disabled (as defined in the tax law);

     - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

     - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

     -    made under a single-premium immediate annuity contract; or

     - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Non-Qualified Contracts


IF YOU ARE A RESIDENT OF PUERTO RICO, YOU SHOULD CONSULT A TAX ADVISER BEFORE PURCHASING AN ANNUITY CONTRACT. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.


Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.


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


In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.


The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.


We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.


QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan)


The Contracts are also available for use in connection with certain types of retirement plans, which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix C of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax adviser.



We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.


The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.


Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.


Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to


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beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70 1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax adviser.


Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

     - received on or after the date on which the Contract Owner reaches age 59 1/2;

     - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

     - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).


Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59 1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.


These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001 and before December 31, 2007. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax adviser.

When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.


Rollovers and Transfers



If permitted under your plan, you may make a distribution:



     - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;



     - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;



     - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA; or



     - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.



In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, take amount distributed to the beneficiary under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.



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You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return. This type of rollover is taxable.



In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to-trustee transfer of plan assets.



Withholding on Rollover Distributions



Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code are subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.



Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA. A direct transfer to a Roth IRA, however, will be treated as an eligible rollover distribution that may be subject to withholding (see "Conversions and Rollovers to Roth IRAs," below.)



If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit it to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other type of reduction in guarantees and benefits that you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.



We do not need to withhold any amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us in lieu of making a distribution to you. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.



Conversions and Rollovers to Roth IRAs



You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:



     (c)  you have adjusted gross income over $100,000; or



     (d)  you are a married tax payer filing a separate return.



The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.



If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, you may instruct us to not withhold any of the conversion for taxes and remittance to the IRS. A direct rollover or conversion is not subject to mandatory tax withholding, even if the distribution is includible in gross income. If you do instruct us to withhold for taxes when converting an existing Contract to a Roth IRA, we will treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read "VI. Optional Benefits" for information about the impact of withdrawals on optional benefit Riders.



You may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.



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Loans


We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of ERISA, unless they have elected a guaranteed minimum withdrawal benefit Rider.



If you are considering making a rollover transfer from a retirement plan described in Section 403(b) of the Code to a traditional IRA or a Roth IRA, you should consult with a tax adviser regarding possible tax consequences. If you have a loan outstanding under the section 403(b) plan, the transfer may subject you to income taxation on the amount of the loan balance.





Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.

SEE YOUR OWN TAX ADVISER

The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax adviser.


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                               IX. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") in connection with the Contract through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACT.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

(for Contracts issued by John Hancock USA)

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a variable annuity contract issued under the ORP only upon:

     - termination of employment in the Texas public institutions of higher education;

     -    retirement;

     -    death; or

     -    the participant's attainment of age 70 1/2.


Accordingly, before you withdraw any amounts from the Contract, you must furnish proof to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP.


DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that we control, is the principal underwriter and distributor of the Contracts offered by this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934, as amended (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").



We offer the Contracts for sale through broker-dealers (firms) that have entered into selling agreements with JH Distributors and us. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of the FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.



JH Distributors pays compensation to broker-dealers or the promotion and sale of the Contracts. Contract Owners do not pay this compensation directly. These payments are made from JH Distributors' and our own revenues, profits or retained earnings, which may be derived from a number of sources, such as fees received from an underlying Portfolio's distribution plan ("12b-1 fees"), the fees and charges imposed under the Contract, and other sources.


The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. A limited number of broker-dealers may also be paid commissions or overrides to "wholesale" the Contract; that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contract(s) that have already been purchased.


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Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 7.00% of Purchase Payments. In addition, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount of compensation paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation.

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and NASD rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2006, in the Statement of Additional Information (SAI), which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.


Selling broker dealers may receive additional payments from us, either directly or through JH Distributors, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement payments may include, for example, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions and/or contests in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards, as may be permitted by applicable NASD rules and other applicable laws and regulations.


In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us to their registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

CONFIRMATION STATEMENTS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.


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REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees, or other obligations.


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            APPENDIX A: Examples of Calculation of Withdrawal Charge


The following examples assume an initial Purchase Payment of $30,000 and a subsequent Purchase Payment of $20,000 during the second Contract Year.


EXAMPLE 1. If you surrender the contract during Contract Year 3, the Contract Value is $60,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

     a) First we will calculate the free withdrawal amount, which equals the greater of

          -    10% of all purchase payments = .10 x ($30,000 + $20,000) =
               $5,000, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $60,000 - $50,000 = $10,000

     b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $60,000 - $10,000 = $50,000

     c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each purchase liquidated based on the length of time the payment has been in the contract

          - The initial purchase payment is in the third year, so the applicable withdrawal charge is .04 x $30,000=$1,200

          - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .05 x $20,000 = $1,000

          -    The total withdrawal charge is $1,200 + $1,000 = $2,200

EXAMPLE 2. If you surrender the contract during Contract Year 3, the Contract Value is $35,000 and there have been no prior withdrawals, we will calculate the withdrawal charge as follows:

     a) First we will calculate the free withdrawal amount, which equals the greater of

          -    10% of all purchase payments = .10 x ($30,000 + $20,000) =
               $5,000, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $35,000 - $50,000 = $-15,000

     b) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $5,000 = $45,000

     c) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each purchase liquidated based on the length of time the payment has been in the contract

          - The initial purchase payment is in the third year, so the applicable withdrawal charge is .04 x $30,000 = $1,200

          - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .05 x $15,000 = $750

          -    The total withdrawal charge is $1,200 + $750 = $1,950

EXAMPLE 3. If you take a partial withdrawal of $5,000 during Contract Year 3 when the Contract Value is $52,000 and then surrender the contract later in Contract Year 3 when the Contract Value is $49,000, we will calculate the withdrawal charge as follows:


     a) First we will calculate the free withdrawal amount for the partial withdrawal, which equals the greater of


          -    10% of all purchase payments = .10 x ($30,000 + $20,000) =
               $5,000, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $52,000 - $50,000 = $2,000

     b) Since the partial withdrawal is equal to the free withdrawal amount, we will not liquidate any Purchase Payments and there will not be any withdrawal charge.

     c) When the contract is surrendered, we will calculate the free withdrawal amount for the surrender, which equals the greater of

          - 10% of all purchase payments reduced by prior withdrawals during the year= .10 x ($30,000 + $20,000) - $5,000 = $0, or

          - Earnings equal to the Contract Value minus unliquidated Purchase Payments = $49,000 - $50,000 = $-1,000

     d) Next we determine the amount of Purchase Payments to be liquidated as the greater of the Contract Value or the unliquidated Purchase Payments, reduced by the free withdrawal amount, or $50,000 - $0 = $50,000

     e) Finally we calculate the withdrawal charge by applying the appropriate withdrawal charge percentage for each purchase liquidated based on the length of time the payment has been in the contract

          - The initial purchase payment is in the third year, so the applicable withdrawal charge is .04 x $30,000 = $1,200

          - The subsequent payment of $20,000 is in the second year, so the applicable withdrawal charge is .05 x $20,000 = $1,000

          -    The total withdrawal charge is $1,200 + $1,000 = $2,200

           APPENDIX B: Guaranteed Minimum Withdrawal Benefit Examples


The following examples provide hypothetical illustrations of the benefits provided under the Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns optional benefit Riders. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.



EXAMPLES 1A, 1B, 1C AND 1D ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE OPTIONAL BENEFIT RIDER.



ALL STATES EXCLUDING NEW YORK. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.



                                                                BENEFIT
                           LIFETIME                             BASE ON
                PURCHASE    INCOME    WITHDRAWAL                CONTRACT
CONTRACT YEAR   PAYMENTS    AMOUNT       TAKEN      BONUS     ANNIVERSARY
-------------   --------   --------   ----------   ------     -----------
At issue        $100,000      N/A       $    0     $    0     $100,000(1)
1                      0      N/A            0      7,000(2)   107,000(3)
2                      0      N/A            0      7,000      114,000
3                      0      N/A            0      7,000      121,000
4                      0      N/A            0      7,000      128,000
5                      0      N/A            0      7,000      135,000
6                      0      N/A            0      7,000      142,000
7                      0      N/A            0      7,000      149,000
8                      0      N/A            0      7,000      156,000
9                      0      N/A            0      7,000      163,000
10                     0      N/A            0      7,000      170,000
11                     0   $8,500(4)     8,500          0      170,000
12                     0    8,500        8,500          0      170,000
13                     0    8,500        8,500          0      170,000
14                     0    8,500        8,500          0      170,000
15                     0    8,500        8,500          0      170,000
20                     0    8,500        8,500          0      170,000



(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $170,000 = $8,500).

NEW YORK. Assume a single Purchase Payment of $100,000 at Covered Person's age 51, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.



                                                                 BENEFIT
                           LIFETIME                              BASE ON
                PURCHASE    INCOME     WITHDRAWAL                CONTRACT
CONTRACT YEAR   PAYMENTS    AMOUNT        TAKEN      BONUS     ANNIVERSARY
-------------   --------   --------    ----------   ------     -----------
At issue        $100,000       N/A       $    0     $    0     $100,000(1)
1                      0       N/A            0      6,000(2)   106,000(3)
2                      0       N/A            0      6,000      112,000
3                      0       N/A            0      6,000      118,000
4                      0       N/A            0      6,000      124,000
5                      0       N/A            0      6,000      130,000
6                      0       N/A            0      6,000      136,000
7                      0       N/A            0      6,000      142,000
8                      0       N/A            0      6,000      148,000
9                      0       N/A            0      6,000      154,000
10              $      0       N/A            0      6,000      160,000
11                     0   $ 8,000(4)     8,000          0      160,000
12                     0     8,000        8,000          0      160,000
13                     0     8,000        8,000          0      160,000
14                     0     8,000        8,000          0      160,000
15                     0     8,000        8,000          0      160,000
20                     0     8,000        8,000          0      160,000



(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $160,000 = $8,000).



EXAMPLE 1B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60 (61 in New
York), an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.



                                               LIFETIME                                   LIFETIME
                                                INCOME                                     INCOME
                             BENEFIT BASE    AMOUNT AFTER                BENEFIT BASE    AMOUNT ON
                PURCHASE    AFTER PURCHASE     PURCHASE     WITHDRAWAL    ON CONTRACT     CONTRACT
CONTRACT YEAR   PAYMENTS        PAYMENT         PAYMENT        TAKEN      ANNIVERSARY   ANNIVERSARY
-------------   --------    --------------   ------------   ----------   ------------   -----------
At issue        $100,000      $100,000         $5,000             --       $100,000        $5,000
1                10,000(1)     110,000(1)       5,500(1)      $5,500        110,000         5,500
2                10,000(2)     114,500(2)       5,725(2)       5,725        114,500         5,725



(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,500) = $114,500) The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 1C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2 (61 in New York), no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3.



                                                   HYPOTHETICAL
                           LIFETIME                  CONTRACT
                            INCOME                   VALUE ON
                            AMOUNT                   CONTRACT       BENEFIT
                             AFTER                  ANNIVERSARY     BASE ON
                PURCHASE   PURCHASE   WITHDRAWAL     PRIOR TO       CONTRACT
CONTRACT YEAR   PAYMENTS    PAYMENT      TAKEN       RIDER FEE    ANNIVERSARY
-------------   --------   --------   ----------   ------------   -----------
At issue        $100,000       --          --             --      $100,000
1                      0   $5,000      $5,000       $102,000       102,000(1)
2                      0    5,100(1)    5,100(1)     103,514       103,514
3                      0    5,176       5,176        105,020       105,020
4                      0    5,251       5,251         94,013(2)    105,020(2)
5                      0    5,251       5,251         78,793       105,020



(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $102,000 = $5,100).



(2) At the end of Contract Year 4, the Contract Value in this example, $94,013 is less than the Benefit Base of $105,020. The Benefit Base will remain at $105,020.



EXAMPLE 1D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60 (61 in New York), Additional Purchase Payments in years 2, 13 and 15, an Excess Withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.



                LIFETIME INCOME                             HYPOTHETICAL                LIFETIME
                 AMOUNT BEFORE    PURCHASE     WITHDRAWAL     CONTRACT      BENEFIT      INCOME
CONTRACT YEAR     TRANSACTION     PAYMENTS        TAKEN         VALUE        BASE        AMOUNT
-------------   ---------------   --------     ----------   ------------   --------     --------
At issue                          $100,000          --        $100,000     $100,000     $5,000
1                    $5,000              0     $10,000(1)       85,000       85,000(1)   4,250(1)
2                     4,250         10,000(2)        0          93,500       95,000(2)   4,750(2)
12                    4,750              0           0         120,000      120,000      6,000
13                    6,000         10,000(3)        0         130,000      130,000(3)   6,500(3)
14                    6,500              0       6,500         123,500      130,000      6,500
15                    6,500         10,000(4)        0         130,000      133,500(4)   6,675(4)
16                    6,675              0           0         125,000      133,500      6,675



(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,000. The Benefit Base will be Reset to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will Reset to 5% of the new Benefit Base (.05 x $85,000 = $4,250).



(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the Reset of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .05 x $95,000 = $4,750.



(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .05 x $130,000 = $6,500.



(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,500 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Purchase Payment. The new Benefit Base equals $133,500 ($130,000 + $10,000 - $6,500). The new Lifetime Income Amount is .05 x $133,500 = $6,675.

EXAMPLES 2A, 2B, 2C AND 2D ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE - JOINT LIFE OPTIONAL BENEFIT RIDER.



EXAMPLE 2A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING FOR WITHDRAWALS.



ALL STATES EXCLUDING NEW YORK. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 49 1/2, no additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.



CONTRACT YEAR



                                                            BENEFIT
                      LIFETIME                              BASE ON
           PURCHASE    INCOME     WITHDRAWAL                CONTRACT
           PAYMENTS    AMOUNT        TAKEN      BONUS     ANNIVERSARY
           --------   --------    ----------   ------     -----------
At issue   $100,000       N/A       $    0     $    0     $100,000(1)
1                 0       N/A            0      7,000(2)   107,000(3)
2                 0       N/A            0      7,000      114,000
3                 0       N/A            0      7,000      121,000
4                 0       N/A            0      7,000      128,000
5                 0       N/A            0      7,000      135,000
6                 0       N/A            0      7,000      142,000
7                 0       N/A            0      7,000      149,000
8                 0       N/A            0      7,000      156,000
9                 0       N/A            0      7,000      163,000
10                0       N/A            0      7,000      170,000
11                0   $ 8,075(4)     8,075          0      170,000
12                0     8,075        8,075          0      170,000
13                0     8,075        8,075          0      170,000
14                0     8,075        8,075          0      170,000
15                0     8,075        8,075          0      170,000
20                0     8,075        8,075          0      170,000



(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $170,000 = $8,075)

NEW YORK. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 61, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.



                      LIFETIME                           BENEFIT BASE
CONTRACT   PURCHASE    INCOME    WITHDRAWAL               ON CONTRACT
  YEAR     PAYMENTS    AMOUNT       TAKEN      BONUS      ANNIVERSARY
--------   --------   --------   ----------   ------     ------------
At issue   $100,000      N/A       $    0     $    0      $100,000(1)
    1             0      N/A            0      6,000(2)    106,000(3)
    2             0      N/A            0      6,000       112,000
    3             0      N/A            0      6,000       118,000
    4             0      N/A            0      6,000       124,000
    5             0      N/A            0      6,000       130,000
    6             0      N/A            0      6,000       136,000
    7             0      N/A            0      6,000       142,000
    8             0      N/A            0      6,000       148,000
    9             0      N/A            0      6,000       154,000
   10             0      N/A            0      6,000       160,000
   11             0   $7,600(4)     7,600          0       160,000
   12             0    7,600        7,600          0       160,000
   13             0    7,600        7,600          0       160,000
   14             0    7,600        7,600          0       160,000
   15             0    7,600        7,600          0       160,000
   20             0    7,600        7,600          0       160,000



(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $160,000 = $7,600).



EXAMPLE 2B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at youngest Covered Person's age 60 (61 in New York), an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.



                                                LIFETIME                                     LIFETIME
                                              INCOME AMOUNT                BENEFIT BASE   INCOME AMOUNT
CONTRACT   PURCHASE     BENEFIT BASE AFTER   AFTER PURCHASE   WITHDRAWAL    ON CONTRACT    ON CONTRACT
  YEAR     PAYMENTS      PURCHASE PAYMENT        PAYMENT        TAKEN       ANNIVERSARY    ANNIVERSARY
--------   --------     ------------------   --------------   ----------   ------------   -------------
At issue   $100,000         $100,000           $ 4,750          $   --       $100,000         $5,000
    1        10,000(1)       110,000(1)          5,225(1)        5,225        110,000          5,225
    2        10,000(2)       114,775(2)          5,452(2)        5,452        114,775          5,452



(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $110,000 = $5,225).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,225) = $114,775). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $114,775 = $5,451.81).

EXAMPLE 2C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2 (61 in New York) of the youngest Covered Person, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3.



                                                                        HYPOTHETICAL
                                                                       CONTRACT VALUE
                                LIFETIME INCOME                         ON CONTRACT
CONTRACT                         AMOUNT AFTER                        ANNIVERSARY PRIOR      BENEFIT BASE ON
  YEAR     PURCHASE PAYMENTS   PURCHASE PAYMENT   WITHDRAWAL TAKEN      TO RIDER FEE     CONTRACT ANNIVERSARY
--------   -----------------   ----------------   ----------------   -----------------   --------------------
At issue        $100,000               --                 --                  --              $100,000
    1                  0           $4,750             $4,750            $102,250               102,250
    2                  0            4,857(1)           4,857(1)          104,025               104,025(1)
    3                  0            4,941              4,941             105,800               105,800
    4                  0            5,026              5,026              94,977(2)            105,800(2)
    5                  0            5,026              5,026              79,882               105,800



(1) At the end of Contract Year 1, the Contract Value in this example, $102,250 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.0475 x $102,000 = $4,856.88).



(2) At the end of Contract Year 4, the Contract Value in this example, $94,977 is less than the Benefit Base of $105,800. The Benefit Base will remain at $105,800.



EXAMPLE 2D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60 (61 in New York), Additional Payments in years 2, 13 and 15, an excess withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.



                 LIFETIME INCOME
                  AMOUNT BEFORE    PURCHASE                         HYPOTHETICAL                   LIFETIME INCOME
CONTRACT MONTH     TRANSACTION     PAYMENTS     WITHDRAWAL TAKEN   CONTRACT VALUE   BENEFIT BASE        AMOUNT
--------------   ---------------   --------     ----------------   --------------   ------------   ---------------
   At issue                        $100,000             --            $100,000       $100,000         $4,750
       1             $4,750               0        $10,000(1)           85,000         85,000(1)       4,038(1)
       2              4,038          10,000(2)           0              93,500         95,000(2)       4,513(2)
      12              4,513               0              0             120,000        120,000          5,700
      13              5,700          10,000(3)           0             130,000        130,000(3)       6,175(3)
      14              6,175               0          6,175             123,825        130,000          6,175
      15              6,175          10,000(4)           0             130,000        133,825(4)       6,357(4)
      16              6,357              0               0             125,000        133,825          6,357



(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $4,750. The Benefit Base will be Reset to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will Reset to 4.75% of the new Benefit Base (.0475 x $85,000 = $4,038).



(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the Reset of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .0475 x $95,000 = $4,513.



(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .0475 x $130,000 = $6,175.



(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,175 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Payment. The new Benefit Base equals $133,825 ($130,000 + $10,000 - $6,175). The new Lifetime Income Amount is .0475 x $133,825 =
     $6,357.

EXAMPLES 3A, 3B, 3C AND 3D ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE OPTIONAL BENEFIT RIDER.



EXAMPLE 3A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.



CONTRACT YEAR          0    7,000      N/A          0    5,000     145,000
  At issue      $100,000     N/A       N/A     $    0   $    0   $ 100,000(1)
      1                0   $5,000(1)   N/A          0        0     105,000(3)
      2                0    5,250(3)   N/A          0        0     110,000
      3                0    7,500      N/A          0        0     115,000
      4                0    7,500      N/A          0        0     120,000
      5                0    7,500      N/A          0        0     125,000
      6                0    7,500      N/A          0        0     130,000
      7                0    7,500      N/A          0        0     135,000
      8                0    7,500      N/A          0        0     140,000
      9                0      0        N/A          0        0     145,000
     10                0    7,250      N/A          0    5,000     150,000
     11                0    7,500    $7,500(4)  7,500        0     142,500
     12                0    7,500     7,500     7,500        0     135,000
     13                0    7,500     7,500     7,500        0     127,500
     14                0    7,500     7,500     7,500        0     120,000
     15                0    7,500     7,500     7,500        0     112,500
     20                0    7,500     7,500     7,500        0      75,000
     25                0    7,500     7,500     7,500        0      37,500
     30                0    7,500     7,500     7,500        0           0
     31+               0        0     7,500     7,500        0           0


(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).

(3) Following a bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the bonus increased by the amount of the bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (.05 x $105,000 = $5,250).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).

EXAMPLE 3B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.


                                     BENEFIT BASE     LIFETIME INCOME                      BENEFIT BASE     LIFETIME INCOME
                                    AFTER PURCHASE     AMOUNT AFTER                         ON CONTRACT   AMOUNT ON CONTRACT
CONTRACT YEAR   PURCHASE PAYMENTS       PAYMENT      PURCHASE PAYMENT   WITHDRAWAL TAKEN    ANNIVERSARY       ANNIVERSARY
-------------   -----------------   --------------   ----------------   ----------------   ------------   ------------------
  At issue         $100,000           $100,000           $5,000                  --          $100,000           $5,000
      1              10,000(1)         110,000(1)         5,500(1)           $5,500           104,500            5,500
      2              10,000(2)         114,500(2)         5,725(2)            5,725           108,775            5,725


(1) In this example, there is an additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + 10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).


EXAMPLE 3C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1,

2, 3 and 4. Since withdrawals are taken every year, there are no bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Year 3.


                                                                                       HYPOTHETICAL
                              GUARANTEED                                            CONTRACT VALUE ON       GUARANTEED
                              WITHDRAWAL       LIFETIME INCOME                           CONTRACT       WITHDRAWAL BALANCE
                PURCHASE     AMOUNT AFTER       AMOUNT AFTER                        ANNIVERSARY PRIOR       ON CONTRACT
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT   PURCHASE PAYMENT   WITHDRAWAL TAKEN      TO RIDER FEE         ANNIVERSARY
-------------   --------   ----------------   ----------------   ----------------   -----------------   ------------------
   At issue     $100,000           --                 --                  --                   --           $100,000
      1                0       $5,000             $5,000              $5,000             $102,000             95,000
      2                0        5,000              5,000               5,000              103,828             90,000
      3                0        5,000              5,000               5,000              105,781            105,781(1)
      4                0        5,289(2)           5,289(2)            5,289               94,946            100,492


(1) At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $107,881 = $5,289).

EXAMPLE 3D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 3c, but with a withdrawal of $10,000 at the end of year 4.


                                                                                       HYPOTHETICAL
                              GUARANTEED                                            CONTRACT VALUE ON       GUARANTEED
                              WITHDRAWAL       LIFETIME INCOME                           CONTRACT       WITHDRAWAL BALANCE
                PURCHASE     AMOUNT AFTER       AMOUNT AFTER                        ANNIVERSARY PRIOR       ON CONTRACT
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT   PURCHASE PAYMENT   WITHDRAWAL TAKEN      TO RIDER FEE         ANNIVERSARY
-------------   --------   ----------------   ----------------   ----------------   -----------------   ------------------
   At issue     $100,000           --                 --                   --                  --           $100,000
      1                0       $5,000             $5,000              $ 5,000            $102,000             95,000
      2                0        5,000              5,000                5,000             103,828             90,000
      3                0        5,000              5,000                5,000             105,781            105,781
      4                0        5,289              5,289               10,000              90,235             90,235(1)
      5                0        4,512(1)           4,512(1)             4,512              76,319             85,723


(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,289. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($90,235) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,781-$10,000 = $95,781). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $90,235 = $4,512).

EXAMPLES 4A, 4B, 4C AND 4D ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UPS OPTIONAL BENEFIT RIDER.



EXAMPLE 4A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.



                                                                                     GUARANTEED
                           GUARANTEED                                            WITHDRAWAL BALANCE
                PURCHASE   WITHDRAWAL   LIFETIME INCOME   WITHDRAWAL                 ON CONTRACT
CONTRACT YEAR   PAYMENTS     AMOUNT         AMOUNT           TAKEN      BONUS        ANNIVERSARY
-------------   --------   ----------   ---------------   ----------   ------    ------------------
   At issue     $100,000       N/A            N/A           $    0     $    0        $100,000(1)
      1                0    $5,000(1)         N/A                0      5,000(2)      105,000(3)
      2                0     5,250(3)         N/A                0      5,000         110,000
      3                0     5,500            N/A                0      5,000         115,000
      4                0     5,750            N/A                0      5,000         120,000
      5                0     6,000            N/A                0      5,000         125,000
      6                0     6,250            N/A                0      5,000         130,000
      7                0     6,500            N/A                0      5,000         135,000
      8                0     6,750            N/A                0      5,000         140,000
      9                0     7,000            N/A                0      5,000         145,000
     10                0     7,250            N/A                0      5,000         150,000
     11                0     7,500         $7,500(4)         7,500          0         142,500
     12                0     7,500          7,500            7,500          0         135,000
     13                0     7,500          7,500            7,500          0         127,500
     14                0     7,500          7,500            7,500          0         120,000
     15                0     7,500          7,500            7,500          0         112,500
     20                0     7,500          7,500            7,500          0          75,000
     25                0     7,500          7,500            7,500          0          37,500
     30                0     7,500          7,500            7,500          0               0
     31+               0         0          7,500            7,500          0               0


(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).

(3) Following a bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the bonus increased by the amount of the bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (.05 x $105,000 = $5,250).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).

EXAMPLE 4B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.


                              BENEFIT BASE     LIFETIME INCOME                      BENEFIT BASE    Lifetime Income
                PURCHASE     AFTER PURCHASE     AMOUNT AFTER                         ON CONTRACT   Amount on Contract
CONTRACT YEAR   PAYMENTS         PAYMENT      PURCHASE PAYMENT   WITHDRAWAL TAKEN    ANNIVERSARY      Anniversary
-------------   --------     --------------   ----------------   ----------------   ------------   ------------------
  At issue      $100,000       $100,000           $5,000              $   --          $100,000           $5,000
      1           10,000(1)     110,000(1)         5,500(1)            5,500           104,500            5,500
      2           10,000(2)     114,500(2)         5,725(2)            5,725           108,775            5,725


(1) In this example, there is an additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + 10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).

(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 +$10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 4C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Years 1, 2 and 3.



                                                                                       HYPOTHETICAL
                              GUARANTEED                                            CONTRACT VALUE ON       GUARANTEED
                              WITHDRAWAL       LIFETIME INCOME                           CONTRACT       WITHDRAWAL BALANCE
                PURCHASE     AMOUNT AFTER       AMOUNT AFTER                        ANNIVERSARY PRIOR       ON CONTRACT
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT   PURCHASE PAYMENT   WITHDRAWAL TAKEN      TO RIDER FEE         ANNIVERSARY
-------------   --------   ----------------   ----------------   ----------------   -----------------   ------------------
  At issue      $100,000           --                  --                 --                   --           $100,000
      1                0       $5,000              $5,000             $5,000             $102,000            102,000(1)
      2                0        5,100(2)            5,100              5,100              103,514            103,514
      3                0        5,176               5,176              5,176              105,020            105,020
      4                0        5,251               5,251              5,251               94,012             99,769


(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Guaranteed Withdrawal Balance ($10,000 - $5,000 = $95,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $102,000.

(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $102,000 = $5,100).


EXAMPLE 4D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 4c, but with a withdrawal of $10,000 at the end of year 4.



                                                                                       HYPOTHETICAL
                              GUARANTEED                                            CONTRACT VALUE ON       GUARANTEED
                              WITHDRAWAL       LIFETIME INCOME                           CONTRACT       WITHDRAWAL BALANCE
                PURCHASE     AMOUNT AFTER       AMOUNT AFTER                        ANNIVERSARY PRIOR       ON CONTRACT
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT   PURCHASE PAYMENT   WITHDRAWAL TAKEN      TO RIDER FEE         ANNIVERSARY
-------------   --------   ----------------   ----------------   ----------------   -----------------   ------------------
   At issue     $100,000          -$-                -$-                  -$-                 -$-           $100,000
      1                0       $5,000             $5,000              $ 5,000            $102,000            102,000
      2                0        5,100              5,100                5,100             103,514            103,514
      3                0        5,176              5,176                5,176             105,020            105,020
      4                0        5,251              5,251               10,000              89,263             89,263(1)
      5                0        4,463(1)           4,463(1)             4,463              75,307             84,800


(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,251. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($89,263) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,020 - $10,000 = $95,020). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $89,263 = $4,463).


EXAMPLES 5A, 5B, 5C, 5D AND 5E ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL RETURNS OPTIONAL BENEFIT Rider. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.



EXAMPLE 5A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS OF THE GUARANTEED WITHDRAWAL AMOUNT. Assume a single Purchase Payment of $100,000, no additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in each of the first 12 Contract Years and there are no Step-ups.



                                                                                         GUARANTEED WITHDRAWAL BALANCE
CONTRACT YEAR   PURCHASE PAYMENTS   GUARANTEED WITHDRAWAL AMOUNT   WITHDRAWAL TAKEN(2)      ON CONTRACT ANNIVERSARY
-------------   -----------------   ----------------------------   -------------------   -----------------------------
   At issue          $100,000                  $8,000                         --                  $100,000(1)
       1                    0                   8,000                     $8,000                    92,000(3)
       2                    0                   8,000                      8,000                    84,000
       3                    0                   8,000                      8,000                    76,000
       4                    0                   8,000                      8,000                    68,000
       5                    0                   8,000                      8,000                    60,000
      10                    0                   8,000                      8,000                    20,000
      12                    0                   8,000                      8,000                     4,000
      13                    0                   8,000                      4,000                         0(4)



(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Guaranteed Withdrawal Balance (.08 x $100,000 = $8,000).



(2)  In this example, withdrawals each year equal the Guaranteed Withdrawal
     Amount.



(3) Since the withdrawal taken is equal to the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($100,000 - $8,000 = $92,000).



(4) In this example, withdrawals equal to the Guaranteed Withdrawal Amount were taken each year for 12 years. At the end of 12 years, the Guaranteed Withdrawal Balance is $4,000. The withdrawal of $4,000 in the next year reduced the Guaranteed Withdrawal Balance to $0 and the Rider will terminate.

EXAMPLE 5B. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS THAT ARE LESS THAN GUARANTEED WITHDRAWAL AMOUNT FOR THE FIRST 5 YEARS AND EQUAL THE GUARANTEED WITHDRAWAL AMOUNT THEREAFTER. Assume a single Purchase Payment of $100,000, no additional Purchase Payments are made, and there are no Step-ups.



                                                                                         GUARANTEED WITHDRAWAL BALANCE
CONTRACT YEAR   PURCHASE PAYMENTS   GUARANTEED WITHDRAWAL AMOUNT   WITHDRAWAL TAKEN(2)      ON CONTRACT ANNIVERSARY
-------------   -----------------   ----------------------------   -------------------   -----------------------------
   At issue          $100,000                  $8,000                         --                  $100,000
       1                    0                   8,000                     $6,000                    94,000(2)
       2                    0                   8,000                      6,000                    88,000
       3                    0                   8,000                      6,000                    82,000
       4                    0                   8,000                      6,000                    76,000
       5                    0                   8,000                      6,000                    70,000
      10                    0                   8,000                      8,000                    30,000
      14                    0                   8,000                      8,000                     6,000
      15                    0                   8,000                      6,000                         0(3)



(1) In this example, withdrawals in the first 5 years are less than the Guaranteed Withdrawal Amount.



(2) Since the withdrawal taken is less than the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($100,000 - $6,000 = $94,000).



(3) In this example, in year 15 the remaining Guaranteed Withdrawal Balance is less than the Guaranteed Withdrawal Amount. The final withdrawal equal to the Guaranteed Withdrawal Balance will deplete the Guaranteed Withdrawal Balance to zero and the Rider will terminate.



EXAMPLE 5C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING 10 YEARS TO BEGIN WITHDRAWALS IN A DECLINING MARKET. Assume a single Purchase Payment of $100,000 and no additional Purchase Payments are made.



                                                         GUARANTEED
                           GUARANTEED                WITHDRAWAL BALANCE     CONTRACT                   CONTRACT VALUE
                PURCHASE   WITHDRAWAL   WITHDRAWAL       ON CONTRACT      VALUE PRIOR                AFTER ACCUMULATION
CONTRACT YEAR   PAYMENTS     AMOUNT        TAKEN         ANNIVERSARY      TO RIDER FEE   RIDER FEE         BENEFIT
-------------   --------   ----------   ----------   ------------------   ------------   ---------   ------------------
   At issue     $100,000     $8,000           --          $100,000         $100,000        $500                 --
       1               0      8,000       $    0           100,000           98,000         500                 --
       2               0      8,000            0           100,000           98,586         500                 --
       3               0      8,000            0           100,000           96,782         500                 --
       4               0      8,000            0           100,000           93,477         500                 --
       5               0      8,000            0           100,000           97,594         500                 --
      10               0      8,000            0           100,000           85,531(1)      500           $100,000
      11               0      8,000        8,000            92,000           92,709         500



(1) At the end of Contract Year 10, the Contract Value in this example, $85,531, is less than the First Year Purchase Payment of $100,000 and the Contract Value plus Principal Returns Rider fees, ($85,531 + $4,500). The Contract Value will be adjusted to equal the First Year Purchase Payments of $100,000.



EXAMPLE 5D. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS AND WAITING 10 YEARS TO BEGIN WITHDRAWALS IN AN UP MARKET. Assume a single Purchase Payment of $100,000 and no additional Purchase Payments are made.



                                                         GUARANTEED
                           GUARANTEED                WITHDRAWAL BALANCE     CONTRACT                   CONTRACT VALUE
                PURCHASE   WITHDRAWAL   WITHDRAWAL       ON CONTRACT      VALUE PRIOR                AFTER ACCUMULATION
CONTRACT YEAR   PAYMENTS     AMOUNT        TAKEN         ANNIVERSARY      TO RIDER FEE   RIDER FEE         BENEFIT
-------------   --------   ----------   ----------   ------------------   ------------   ---------   ------------------
   At issue     $100,000   $ 8,000             --        $100,000           $100,000          --               --
       1               0     8,000        $     0         100,000            107,000        $500               --
       2               0     8,000              0         100,000            114,077         500               --
       3               0     8,000              0         121,628(1)         121,628         500               --
       4               0     9,730(2)           0         121,628            115,169         608               --
       5               0     9,730              0         121,628            103,105         608               --
      10               0    10,984              0         151,406(3)         146,258         686         $151,406(3)
      11               0    12,112         12,112         150,066            150,066         757               --



(1) At the end of Contract Year 3, the Contract Value in this example, $121,628 is greater than the Guaranteed Withdrawal Balance ($100,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $121,628.



(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($8,000) or (b) 8% of the Guaranteed Withdrawal Balance after the Step-up (.08 x $121,628 = $9,730).



(3) Since there are no withdrawal in years 1 through 10, at the end of year the Contract Value will be increased to equal the greater of the First Year Purchase Payments, $100,000 or the Contract Value plus the total of the Principal Returns Rider fees to date ($146,258 + $5,148 = $151,406). The Guaranteed Withdrawal Balance will step-up to equal the new Contract Value of $151,406.

EXAMPLE 5E. THIS EXAMPLE ILLUSTRATES THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS AND EXCESS WITHDRAWALS. Assume a single Purchase Payment of $100,000, an additional Purchase Payment of $10,000 in year 2, there is an automatic Step-up of the Guaranteed Withdrawal Balance at the end of Contract Year 3 because of hypothetical investment gains, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 (resulting in a Reset).



                                                                                                                 GUARANTEED
                                    GUARANTEED WITHDRAWAL                      HYPOTHETICAL CONTRACT VALUE   WITHDRAWAL BALANCE
                                    AMOUNT AFTER PURCHASE                        ON CONTRACT ANNIVERSARY         ON CONTRACT
CONTRACT YEAR   PURCHASE PAYMENTS          PAYMENT          WITHDRAWAL TAKEN        PRIOR TO RIDER FEE           ANNIVERSARY
-------------   -----------------   ---------------------   ----------------   ---------------------------   ------------------
  At issue         $100,000                   --                    --                        --                  $100,000
      1                   0               $8,000               $ 8,000                   $99,000                    92,000
      2              10,000(1)             8,160(1)              8,000                    97,347                    83,840
      3                   0                8,160                 8,000                    95,542                    95,542
      4                   0                8,160                 8,000                    82,283                    87,382
      5                   0                8,160               $10,000(2)                 63,625                    63,625



(1) In this example, there is an additional Purchase Payment at the beginning of the second Contract Year. Prior to that Purchase Payment the Guaranteed Withdrawal Amount is $8,000. Following the Additional Purchase Payment, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 8% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment (.08 x ($92,000 + $10,000) = $8,160) or (b) the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus 8% of the Purchase Payment ($8,000+ (.08 x $10,000)) =$8,800).



(2) At the end of year 5, there is a withdrawal of $10,000 which is greater than the Guaranteed Withdrawal Amount. Since this is an excess withdrawal, the Guaranteed Withdrawal Balance will be Reset to the lesser of (a) the Contract Value after the withdrawal ($63,625) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal (87,382- $10,000 = $77,382). Since the Guaranteed Withdrawal Balance was Reset, the Guaranteed Withdrawal Amount will be Reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($8,160) or (b) 8% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (.08 x $63,625 = $5,090).

                        APPENDIX C: Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions


In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59 1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender proceeds, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.


The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70 1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

     -    made after the Owner attains age 59 1/2;

     -    made after the Owner's death;

     -    attributable to the Owner being disabled; or

     -    a qualified first-time homebuyer distribution within the meaning of
          Section 72(t)(2)(F) of the Code.


In addition, distributions from Roth IRAs need not commence when the Owner attains age 70 1/2. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.



If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.


Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or, beginning in 2008, directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

     -    you have adjusted gross income over $100,000; or

     -    you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.


You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee rider, in a proportion determined by the rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.


SIMPLE IRA PLANS

In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed 100 or fewer employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.

SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK COMPETENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

     - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

     -    earnings on those contributions; and

     - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59 1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account).

Final regulations concerning tax sheltered annuity contracts became effective on July 26, 2007, but are generally applicable for tax years beginning after December 31, 2008. These regulations require the employer to adopt a written defined contribution plan which, in both form and operation, satisfies the requirements of the regulations. The regulations specify that any transfer of a 403(b) annuity contract for another 403(b) annuity contract occurring after September 24, 2007 will not be treated as a taxable distribution providing the employer and the company issuing the new contract have agreed to share information concerning the employee's employment status, hardship distributions and loans, if any.


CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT ADVICE.


Minimum distribution to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70 1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70 1/2.


DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70 1/2 or, if later, retires.

        APPENDIX D: Additional Availability of Guaranteed Minimum
                           Withdrawal Benefit Riders



Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders



This section describes the conditions under which you may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for one of the following optional guaranteed minimum withdrawal benefit Riders after you purchase a Contract:



     -    Income Plus for Life or Income Plus for Life - Joint Life;



     - Principal Plus for Life or Principal Plus for Life Plus Automatic Step-up; or



     -    Principal Returns.



DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



Yes, we impose several conditions:



     - Exchange of existing guaranteed minimum withdrawal benefit Rider - If you elect to purchase a new guaranteed minimum withdrawal benefit Rider for use with a previously issued Contract, your Contract must have a guaranteed minimum withdrawal benefit Rider in effect. We will terminate the existing guaranteed minimum withdrawal benefit Rider when you purchase a new guaranteed minimum withdrawal benefit Rider.



You may lose guaranteed lifetime income benefits, "accumulation benefits," "Bonuses," "Target Amount adjustments" and "Step-ups" under your existing guaranteed minimum withdrawal benefit Rider if you purchase a new guaranteed minimum withdrawal benefit Rider.



     - No withdrawal charges in excess of $500 - You may not purchase a new guaranteed minimum withdrawal benefit if the withdrawal charges under your Contract are greater than $500. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $500 or less during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new guaranteed minimum withdrawal benefit Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.



You should review the annuity prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.



     - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new guaranteed minimum withdrawal benefit Rider in one or more of the Investment Options we make available for that Rider. Your existing guaranteed minimum withdrawal benefit Rider may permit you to invest in Investment Options that are not available under a new guaranteed minimum withdrawal benefit Rider. If you choose to purchase a new guaranteed minimum withdrawal benefit Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under a new guaranteed minimum withdrawal benefit Rider before you can purchase the new Rider.



For more information regarding the currently available Investment Options for guaranteed minimum withdrawal benefit Riders, please see "VI. Optional Benefits." You should consult with your representative to assist you in determining which available individual Investment Option(s) or Model Allocation under a new guaranteed minimum withdrawal benefit Rider is best suited for your financial needs and risk tolerance.



     - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new guaranteed minimum withdrawal benefit Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus for Life - Joint Life Rider.



     - Settlement Phase Restriction - Your Contract must not be in the "Settlement Phase" under an existing guaranteed minimum withdrawal benefit Rider for you to elect to purchase a new guaranteed minimum withdrawal benefit Rider. The "Settlement Phase" occurs only when your Contract Value declines to zero and your existing guaranteed minimum withdrawal benefit Rider still has guaranteed benefits.

     - Different Rider - You cannot exchange your existing guaranteed minimum withdrawal benefit Rider for the same type of guaranteed minimum withdrawal benefit Rider (i.e., Income Plus for Life for Income Plus for Life; Income Plus for Life - Joint Life for Income Plus for Life - Joint Life; Principal Plus for Life for Principal Plus for Life; Principal Plus for Life Plus Automatic Step-up for Principal Plus for Life Plus Automatic Step-up; or Principal Returns for Principal Returns) unless we agree otherwise.



     - State of Issue Restriction - You may purchase a guaranteed minimum withdrawal benefit Rider only if it is then available in the state where we issued your Contract. You can find out if an optional guaranteed minimum withdrawal benefit Rider is available in the state where we issued your Contract by contacting our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078.



     - Availability of Offer - We reserve the right to suspend, modify, or terminate our offer of any guaranteed minimum benefit Rider at any time. We also reserve the right to refuse to issue any new guaranteed minimum withdrawal benefit Rider at our sole discretion.



Before you purchase a new guaranteed minimum withdrawal benefit Rider:



     - compare the fees, benefits and restrictions of any existing guaranteed minimum withdrawal benefit Rider to your Contract with the fees, benefits and restrictions of the new Rider; and



     - consult with your representative to determine if the new Rider is appropriate for your needs and financial circumstances.



WHEN CAN I ELECT TO PURCHASE A NEW MINIMUM GUARANTEED BENEFIT RIDER?



We provide a thirty day "Election Period" following each Contract Anniversary (assuming any withdrawal charges are $500 or less at that time) for you to elect a new guaranteed minimum withdrawal benefit Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new guaranteed minimum withdrawal benefit Rider.



We also provide a thirty day Election Period in certain circumstances for a Beneficiary to elect to purchase a guaranteed minimum withdrawal benefit Rider following the death of an Owner in exchange for a then existing Rider. Under our current administrative procedures, you cannot exchange an existing guaranteed minimum withdrawal benefit Rider for a new Rider during the first Contract Year.



We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.



HOW DOES MY PURCHASE OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AFFECT RIDER FEES?



We charge you the annual Rider fee under your existing guaranteed minimum withdrawal benefit Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new guaranteed minimum withdrawal benefit Rider (i.e., the start of an Election Period). If you purchase a new guaranteed minimum withdrawal benefit Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).



The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:



                      INCOME    INCOME PLUS                    PRINCIPAL PLUS FOR
FEES DEDUCTED FROM   PLUS FOR    FOR LIFE -     PRINCIPAL     LIFE PLUS AUTOMATIC   PRINCIPAL
 CONTRACT VALUE(1)     LIFE      JOINT LIFE   PLUS FOR LIFE      ANNUAL STEP-UP      RETURNS
------------------   --------   -----------   -------------   -------------------   ---------
Maximum Fee(2)         1.20%        1.20%          0.75%              1.20%            0.95%
Current Fee            0.60%        0.60%          0.40%              0.60%            0.50%



(1) Fees are shown as a percentage of the "Adjusted Benefit Base" for Income Plus for Life and Income Plus for Life - Joint Life and as a percentage of the "Adjusted Guaranteed Withdrawal Balance" for Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns.



(2) We reserve the right to increase the current fee shown to the maximum fee in the event of a Step-up of the "Benefit Base" (Income Plus for Life or Income Plus for Life - Joint Life) or "Guaranteed Withdrawal Balance" (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or Principal Returns) to equal the Contract Value.



Please see "VI. Optional Benefits" for additional information on the fee for each guaranteed minimum withdrawal benefit Rider.

WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our guaranteed minimum withdrawal benefit Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction (i.e., a "Reset") may be more or less than the amount you can withdraw without a Reset under your existing guaranteed minimum withdrawal benefit Rider.



The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing minimum guaranteed benefit Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:



                              INCOME     INCOME PLUS                     PRINCIPAL PLUS FOR
 INITIAL ANNUAL GUARANTEE    PLUS FOR     FOR LIFE -      PRINCIPAL     LIFE PLUS AUTOMATIC    PRINCIPAL
       ON NEW RIDER            LIFE       JOINT LIFE    PLUS FOR LIFE      ANNUAL STEP-UP       RETURNS
-------------------------   ----------   -----------   --------------   -------------------   ----------
Guaranteed Withdrawal           Not          Not           5.0% of        5.0% of Contract      8.0% of
Amount(1)                   applicable    applicable   Contract Value          Value           Contract
                                                                                                 Value
Lifetime Income Amount(2)     5.0% of      4.75% of        5.0% of        5.0% of Contract        Not
                             Contract      Contract    Contract Value          Value          applicable
                               Value        Value



(1) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. The maximum Guaranteed Withdrawal Amount for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up is $250,000. The maximum Guaranteed Withdrawal Amount for Principal Returns is $400,000.



(2) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. We calculate the initial Lifetime Income Amount when you purchase the Rider only if the Covered Person (younger spouse for Income Plus for Life - Joint
     Life) is at least 59 1/2 at that time. Otherwise, we will calculate a Lifetime Income Amount on the Lifetime Income Date described in the annuity prospectus. The maximum Lifetime Income Amount for Income Plus for Life, Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up is $250,000. The maximum Lifetime Income Amount for Income Plus for Life - Joint Life is $237,500.



Please see "VI. Optional Benefits" for additional information about Resets and the annual "permitted" amounts under a new guaranteed minimum withdrawal benefit Rider.



We will decrease amounts guaranteed under a guaranteed minimum withdrawal benefit Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing guaranteed minimum withdrawal benefit Rider.



WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



If you purchase a guaranteed minimum withdrawal benefit Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider and may be more or less than other benefits under your existing minimum guaranteed withdrawal benefit Rider:



     - Bonuses. If you qualify for the Lifetime Income Bonus applicable to Income Plus for Life or Income Plus for Life - Joint Life, we will increase the Benefit Base by 7% (6% in New York) of the Contract Value at the time you purchased the Rider (i.e., the Contract Value is treated as the initial Purchase Payment for the new Rider), and if you qualify for the Bonus applicable to Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up, we will increase the Guaranteed Withdrawal Balance by 5% of the Contract Value at the time you purchased the Rider. Please see "VI. Optional Benefits" for additional information about qualifying for Bonuses, and the impact of Step-ups and Resets on Bonuses. We do not increase amounts guaranteed under Principal Returns by Bonuses.



     -    "Target Amount" Adjustment (Income Plus for Life, Income Plus for Life
          - Joint Life). We establish the "Target Date" for the "Target Amount" adjustment (described in the Income Plus for Life Series section of "VI. Optional Benefits") as the later of the end of the first 10 Contract Years following your purchase of the new Rider or the Contract Anniversary on or next following the date the Covered Person (the younger Covered Person, in the case of Income Plus for Life - Joint Life) attains age 69.



     - Accumulation Benefit (Principal Returns). We will establish the "Accumulation Benefit" (described in the Principal Returns Rider section in "VI. Optional Benefits") on the 10th Contract Anniversary following your purchase of the new Rider.

Impact of Purchase Payments



Since the initial guarantees and other benefits under a new guaranteed minimum withdrawal benefit Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider. Please see "VI. Optional Benefits" for additional information about "Step-ups" and the impact of Additional Purchase Payments you make after you elect to purchase a new Rider.



WHAT IS THE IMPACT OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?



Effect of withdrawals



We reduce the death benefit payable under your Contract each time you make a withdrawal. If you purchase an Income Plus for Life or an Income Plus for Life - Joint Life Rider, we will reduce the death benefit on a dollar for dollar basis if you limit your annual withdrawals (including applicable withdrawal charges, if any) to the Lifetime Income Amount for that Rider. If you take annual withdrawals in excess of that amount, we will deduct the entire amount of that withdrawal on a "pro rata" basis (i.e., we reduce the death benefit by a percentage equal to the ratio of the withdrawal amount divided by your Contract Value prior to the withdrawal.) We reduce the death benefit on a pro rata basis under Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or a Principal Returns Rider. Please see "VI. Optional Benefits" for additional information on the effect of withdrawals under a guaranteed minimum withdrawal benefit Rider.



Continuation of Contract after death benefits become payable



Coverage under any of our guaranteed minimum withdrawal benefit Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a guaranteed minimum withdrawal benefit Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed "Owner" if the Owner is a non-natural person).



     CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under each guaranteed minimum withdrawal benefit Rider ends as described in its respective section in "VI. Optional Benefits."



     CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under each guaranteed minimum withdrawal benefit Rider may continue as described in its respective section in "VI. Optional Benefits."



If death occurs during a Rider's "Settlement Phase," however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.



You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.

                   APPENDIX U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.


We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).


The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

     -    Venture III(R) Contracts with no optional benefit Riders;


     - Venture III(R) Contracts issued with an Annual Step Death Benefit optional benefit Rider; and


     - Previously issued Venture III(R) Contracts issued with a Guaranteed Earnings Multiplier ("GEM") optional benefit Rider.

Please note that fees for an optional guaranteed minimum withdrawal benefit Rider are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture III New Sales

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

             ACCUMULATION UNIT VALUES- VENTURE III VARIABLE ANNUITY

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
AMERICAN ASSET ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.501023         --         --         --        --        --       --       --       --       --
   Venture III No. of Units  12,566,264         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                     819,202         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.496843         --         --         --        --        --       --       --       --       --
   Venture III No. of Units     312,172         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                     125,274         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.484325         --         --         --        --        --       --       --       --       --
   Venture III No. of Units   7,583,009         --         --         --        --        --       --       --       --       --

AMERICAN BOND TRUST - SERIES II SHARES (units first credited 8-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year     12.993980  12.405025  12.500000         --        --        --       --       --       --       --
   Value at End of Year       13.132858  12.993980  12.405025         --        --        --       --       --       --       --
   Venture III No. of Units  22,960,621 13,498,163  3,566,287         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                   3,467,939  2,379,854    711,816         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.984817  12.402457  12.500000         --        --        --       --       --       --       --
   Value at End of Year       13.116997  12.984817  12.402457         --        --        --       --       --       --       --
   Venture III No. of Units     164,965     93,666     74,043         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                     106,455     66,443     63,355         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.957378  12.394769  12.500000         --        --        --       --       --       --       --
   Value at End of Year       13.069562  12.957378  12.394769         --        --        --       --       --       --       --
   Venture III No. of Units  14,641,571  9,089,050  2,994,445         --        --        --       --       --       --       --

AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.560659         --         --         --        --        --       --       --       --       --
   Venture III No. of Units     945,211         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                     162,659         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.559813         --         --         --        --        --       --       --       --       --
   Venture III No. of Units      11,335         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      15,692         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.557279         --         --         --        --        --       --       --       --       --
   Venture III No. of Units     716,006         --         --         --        --        --       --       --       --       --

AMERICAN GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.556037         --         --         --        --        --       --       --       --       --
   Venture III No. of Units   2,507,938         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                     146,886         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.555190         --         --         --        --        --       --       --       --       --
   Venture III No. of Units     219,740         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                       7,077         --         --         --        --        --       --       --       --       --

Venture III New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       12.552660         --         --         --        --        --       --       --       --       --
   Venture III No. of Units   1,669,326         --         --         --        --        --       --       --       --       --

AMERICAN GLOBAL GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.207762         --         --         --        --        --       --       --       --       --
   Venture III No. of Units   5,515,481         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                     161,723         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.203346         --         --         --        --        --       --       --       --       --
   Venture III No. of Units     132,889         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      29,807         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.190115         --         --         --        --        --       --       --       --       --
   Venture III No. of Units   2,678,061         --         --         --        --        --       --       --       --       --

AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.479711         --         --         --        --        --       --       --       --       --
   Venture III No. of Units   1,857,743         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      48,866         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.475199         --         --         --        --        --       --       --       --       --
   Venture III No. of Units      92,002         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      18,580         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       13.461693         --         --         --        --        --       --       --       --       --
   Venture III No. of Units     897,948         --         --         --        --        --       --       --       --       --

AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year     20.578065  19.079472  16.780106  15.244028 12.500000        --       --       --       --       --
   Value at End of Year       22.614095  20.578065  19.079472  16.780106 15.244028        --       --       --       --       --
   Venture III No. of Units  18,225,185 17,328,740 13,041,370  8,375,265 2,475,448        --       --       --       --       --
   NY Venture III No. of
      Units                   2,362,167  2,062,722  1,184,869    341,820   131,990        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     20.540520  19.054167  16.766196  15.239027 12.500000        --       --       --       --       --
   Value at End of Year       22.561487  20.540520  19.054167  16.766196 15.239027        --       --       --       --       --
   Venture III No. of Units     956,901  1,281,449  1,559,117  1,351,116   858,573        --       --       --       --       --
   NY Venture III No. of
      Units                   1,039,537  1,219,788  1,281,340    825,367   245,799        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     20.428297  18.978428  16.724537  15.224034 12.500000        --       --       --       --       --
   Value at End of Year       22.404411  20.428297  18.978428  16.724537 15.224034        --       --       --       --       --
   Venture III No. of Units  12,488,242 12,553,858 10,175,695  6,880,421 2,612,352        --       --       --       --       --

AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year     19.379238  17.188296  16.596120  15.362725 12.500000        --       --       --       --       --
   Value at End of Year       19.913628  19.379238  17.188296  16.596120 15.362725        --       --       --       --       --
   Venture III No. of Units  18,883,053 16,580,920 12,287,959  6,992,566 1,544,985        --       --       --       --       --
   NY Venture III No. of
      Units                   2,600,384  2,126,401  1,227,423    282,665    76,292        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     19.343844  17.165461  16.582346  15.357677 12.500000        --       --       --       --       --
   Value at End of Year       19.867263  19.343844  17.165461  16.582346 15.357677        --       --       --       --       --
   Venture III No. of Units     351,538    566,331    723,902    730,270   446,416        --       --       --       --       --
   NY Venture III No. of
      Units                     928,041  1,044,345  1,141,109    639,202   165,437        --       --       --       --       --

Venture III New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     19.238151  17.097220  16.541142  15.342564 12.500000        --       --       --       --       --
   Value at End of Year       19.728931  19.238151  17.097220  16.541142 15.342564        --       --       --       --       --
   Venture III No. of Units  12,417,178 11,346,670  9,004,004  5,153,685 1,644,885        --       --       --       --       --

AMERICAN HIGH-INCOME BOND TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.951061         --         --         --        --        --       --       --       --       --
   Venture III No. of Units   1,215,193         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      34,935         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.947056         --         --         --        --        --       --       --       --       --
   Venture III No. of Units       6,406         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                       3,704         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.935083         --         --         --        --        --       --       --       --       --
   Venture III No. of Units     581,979         --         --         --        --        --       --       --       --       --

AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year     26.637067  22.885476  19.248449  16.480578 12.500000        --       --       --       --       --
   Value at End of Year       31.284032  26.637067  22.885476  19.248449 16.480578        --       --       --       --       --
   Venture III No. of Units   9,317,458  9,205,373  6,653,279  3,491,453   586,657        --       --       --       --       --
   NY Venture III No. of
      Units                   1,016,847    896,929    479,884    102,347    15,027        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     26.588492  22.855124  19.232496  16.475177 12.500000        --       --       --       --       --
   Value at End of Year       31.211299  26.588492  22.855124  19.232496 16.475177        --       --       --       --       --
   Venture III No. of Units     556,481    595,306    682,654    521,883   275,436        --       --       --       --       --
   NY Venture III No. of
      Units                     403,664    509,853    585,234    301,739    70,097        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     26.443262  22.764307  19.184723  16.458965 12.500000        --       --       --       --       --
   Value at End of Year       30.994061  26.443262  22.764307  19.184723 16.458965        --       --       --       --       --
   Venture III No. of Units   6,181,552  6,189,533  4,498,519  2,393,198   525,458        --       --       --       --       --

AMERICAN NEW WORLD TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       14.902325         --         --         --        --        --       --       --       --       --
   Venture III No. of Units   1,281,731         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      24,343         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       14.897351         --         --         --        --        --       --       --       --       --
   Venture III No. of Units     150,067         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      32,490         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       14.882435         --         --         --        --        --       --       --       --       --
   Venture III No. of Units     553,484         --         --         --        --        --       --       --       --       --

BLUE CHIP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     14.424150  13.414252  12.942556  12.090745  9.527205 11.661149       --       --       --       --
   Value at End of Year       15.961624  14.424150  13.414252  12.942556 12.090745  9.527205       --       --       --       --
   Venture III No. of Units   2,172,974  2,671,447  2,875,894  2,397,411 1,497,368   467,566       --       --       --       --
   NY Venture III No. of
      Units                     153,308    179,909    192,392    129,971    79,549    28,105       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     15.426010  14.353122  13.855314  12.949904 10.209299 12.500000       --       --       --       --
   Value at End of Year       17.061698  15.426010  14.353122  13.855314 12.949904 10.209299       --       --       --       --
   Venture III No. of Units     652,367    851,820  1,106,527  1,287,623 1,447,638   746,218       --       --       --       --
   NY Venture III No. of
      Units                     172,849    223,115    255,418    205,768   133,615   114,270       --       --       --       --

Venture III New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     15.319182  14.275058  13.800581  12.918162 10.199546 12.500000       --       --       --       --
   Value at End of Year       16.918010  15.319182  14.275058  13.800581 12.918162 10.199546       --       --       --       --
   Venture III No. of Units   1,251,490  1,573,877  1,678,672  1,183,363   492,024    67,960       --       --       --       --

CAPITAL APPRECIATION TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     13.420469  13.367255  11.951649  11.124546  8.742892 11.443160       --       --       --       --
   Value at End of Year       14.699512  13.420469  13.367255  11.951649 11.124546  8.742892       --       --       --       --
   Venture III No. of Units   1,065,051  1,473,495    765,855    643,607   565,726   202,403       --       --       --       --
   NY Venture III No. of
      Units                      77,632     84,168     20,075     21,384    11,100    11,847       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     14.626001  14.575285  13.038242  12.142016  9.547302 12.500000       --       --       --       --
   Value at End of Year       16.011892  14.626001  14.575285  13.038242 12.142016  9.547302       --       --       --       --
   Venture III No. of Units     779,261  1,073,787    614,695    714,630   788,230   397,347       --       --       --       --
   NY Venture III No. of
      Units                     144,581    198,806     42,337     45,087    36,933    26,055       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     14.524724  14.496031  12.986742  12.112259  9.538178 12.500000       --       --       --       --
   Value at End of Year       15.877051  14.524724  14.496031  12.986742 12.112259  9.538178       --       --       --       --
   Venture III No. of Units     571,431    771,867    357,179    273,041   174,607    39,623       --       --       --       --

CLASSIC VALUE TRUST - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year     16.827712  14.768328  13.745437  12.500000        --        --       --       --       --       --
   Value at End of Year       14.431459  16.827712  14.768328  13.745437        --        --       --       --       --       --
   Venture III No. of Units     263,018    321,955    178,689    121,626        --        --       --       --       --       --
   NY Venture III No. of
      Units                      39,281     35,669     19,768     17,716        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.805360  14.756073  13.740877  12.500000        --        --       --       --       --       --
   Value at End of Year       14.405039  16.805360  14.756073  13.740877        --        --       --       --       --       --
   Venture III No. of Units      74,381    136,097     40,825     11,187        --        --       --       --       --       --
   NY Venture III No. of
      Units                      15,539     20,624     25,715     18,657        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     16.738528  14.719380  13.727218  12.500000        --        --       --       --       --       --
   Value at End of Year       14.326126  16.738528  14.719380  13.727218        --        --       --       --       --       --
   Venture III No. of Units     148,221    230,487    127,848     67,852        --        --       --       --       --       --

CORE BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year     12.702542  12.462826  12.500000         --        --        --       --       --       --       --
   Value at End of Year       13.250862  12.702542  12.462826         --        --        --       --       --       --       --
   Venture III No. of Units      34,960      7,442        391         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                         126        479        121         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.692009  12.458696  12.500000         --        --        --       --       --       --       --
   Value at End of Year       13.233226  12.692009  12.458696         --        --        --       --       --       --       --
   Venture III No. of Units       4,323      1,739        414         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                         256         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.660450  12.446319  12.500000         --        --        --       --       --       --       --
   Value at End of Year       13.180435  12.660450  12.446319         --        --        --       --       --       --       --
   Venture III No. of Units       8,468      6,436      3,739         --        --        --       --       --       --       --

CORE EQUITY TRUST - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year     15.316601  14.624002  14.055449  12.500000        --        --       --       --       --       --
   Value at End of Year       14.151893  15.316601  14.624002  14.055449        --        --       --       --       --       --
   Venture III No. of Units     848,728    265,806    984,498    517,680        --        --       --       --       --       --
   NY Venture III No. of
      Units                      65,439     67,270     60,439     14,371        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     15.296266  14.611870  14.050793  12.500000        --        --       --       --       --       --
   Value at End of Year       14.125997  15.296266  14.611870  14.050793        --        --       --       --       --       --
   Venture III No. of Units      31,830     44,377     94,766     76,892        --        --       --       --       --       --
   NY Venture III No. of
      Units                      53,098     76,667     59,349     21,952        --        --       --       --       --       --

Venture III New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     15.235423  14.575546  14.036828  12.500000        --        --       --       --       --       --
   Value at End of Year       14.048589  15.235423  14.575546  14.036828        --        --       --       --       --       --
   Venture III No. of
      Units                     430,852    482,630    640,016    334,984        --        --       --       --       --       --

EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     17.738726  15.184057  14.882379  13.202023 10.702893 12.848754       --       --       --       --
   Value at End of Year       17.998360  17.738726  15.184057  14.882379 13.202023 10.702893       --       --       --       --
   Venture III No. of Units   3,098,317  4,134,460  4,382,894  4,038,819 2,428,665   789,636       --       --       --       --
   NY Venture III No. of
      Units                     246,063    279,115    317,099    247,244   186,829    94,077       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     17.217347  14.745104  14.459352  12.833195 10.409074 12.500000       --       --       --       --
   Value at End of Year       17.460563  17.217347  14.745104  14.459352 12.833195 10.409074       --       --       --       --
   Venture III No. of Units   1,457,607  1,888,043  2,573,331  2,845,382 3,022,629 1,472,896       --       --       --       --
   NY Venture III No. of
      Units                     322,274    401,804    464,276    354,708   170,015   208,253       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     17.098121  14.664912  14.402241  12.801739 10.399131 12.500000       --       --       --       --
   Value at End of Year       17.313521  17.098121  14.664912  14.402241 12.801739 10.399131       --       --       --       --
   Venture III No. of Units   1,666,223  2,172,178  2,534,354  2,129,976   922,828    72,429       --       --       --       --

FINANCIAL SERVICES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     19.147497  15.854914  14.702700  13.578107 10.347728 12.638293       --       --       --       --
   Value at End of Year       17.527454  19.147497  15.854914  14.702700 13.578107 10.347728       --       --       --       --
   Venture III No. of Units     581,504    854,054    617,520    644,275   585,235   239,270       --       --       --       --
   NY Venture III No. of
      Units                      42,078     45,403     33,508     31,040    24,981     5,638       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     18.894186  15.652956  14.522649  13.418556 10.231240 12.500000       --       --       --       --
   Value at End of Year       17.286880  18.894186  15.652956  14.522649 13.418556 10.231240       --       --       --       --
   Venture III No. of Units     151,574    312,480    380,115    431,763   468,599   175,574       --       --       --       --
   NY Venture III No. of
      Units                      61,185     75,084     66,298     75,100    40,520    28,212       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     18.763373  15.567838  14.465294  13.385674 10.221472 12.500000       --       --       --       --
   Value at End of Year       17.141316  18.763373  15.567838  14.465294 13.385674 10.221472       --       --       --       --
   Venture III No. of Units     223,376    399,160    278,434    267,698   193,147    25,104       --       --       --       --

FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.972891         --         --         --        --        --       --       --       --       --
   Venture III No. of Units  30,024,016         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                   1,839,487         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.968888         --         --         --        --        --       --       --       --       --
   Venture III No. of Units     665,711         --         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                     137,635         --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.956886         --         --         --        --        --       --       --       --       --
   Venture III No. of Units  17,986,003         --         --         --        --        --       --       --       --       --

FUNDAMENTAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     17.850530  15.884823  14.855745  13.552445 10.633144 12.594671       --       --       --       --
   Value at End of Year       18.236957  17.850530  15.884823  14.855745 13.552445 10.633144       --       --       --       --
   Venture III No. of Units   6,152,981  6,237,118  4,405,762  2,947,953 1,743,830   515,915       --       --       --       --
   NY Venture III No. of
      Units                     416,854    354,968    175,138     74,489    39,812    87,372       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     17.675396  15.736804  14.724657  13.439595 10.549867 12.500000       --       --       --       --
   Value at End of Year       18.048958  17.675396  15.736804  14.724657 13.439595 10.549867       --       --       --       --
   Venture III No. of Units     921,813  1,328,832  1,767,029  1,917,991 1,873,345   929,985       --       --       --       --
   NY Venture III No. of
      Units                     265,727    334,350    318,196    254,902   120,094    99,581       --       --       --       --

Venture III New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     17.553010  15.651225  14.666493  13.406652 10.539789 12.500000       --       --       --       --
   Value at End of Year       17.896959  17.553010  15.651225  14.666493 13.406652 10.539789       --       --       --       --
   Venture III No. of Units   3,861,173  3,883,211  2,625,432  1,597,541   724,423    40,455       --       --       --       --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     15.308258  13.737958  13.183540  11.911549  9.575126 11.800056       --       --       --       --
   Value at End of Year       15.789675  15.308258  13.737958  13.183540 11.911549  9.575126       --       --       --       --
   Venture III No. of Units   4,162,261  3,953,167  2,344,078    838,415   241,284    49,036       --       --       --       --
   NY Venture III No. of
      Units                     362,827    310,890    137,976     26,592     8,273     2,183       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.178779  14.526422  13.947145  12.607788 10.139860 12.500000       --       --       --       --
   Value at End of Year       16.679186  16.178779  14.526422  13.947145 12.607788 10.139860       --       --       --       --
   Venture III No. of Units     133,986    202,916    300,268    271,077   215,426   121,427       --       --       --       --
   NY Venture III No. of
      Units                      64,092    107,441    109,834     99,867    76,541    11,718       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     16.066762  14.447430  13.892059  12.576878 10.130181 12.500000       --       --       --       --
   Value at End of Year       16.538745  16.066762  14.447430  13.892059 12.576878 10.130181       --       --       --       --
   Venture III No. of Units   2,618,626  2,476,013  1,364,373    531,937   155,717    12,394       --       --       --       --

GLOBAL BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     17.397156  16.832660  18.331732  16.932377 14.946973 13.065634       --       --       --       --
   Value at End of Year       18.710557  17.397156  16.832660  18.331732 16.932377 14.946973       --       --       --       --
   Venture III No. of Units   3,609,284  3,567,522  2,482,846  1,609,236   862,965   266,414       --       --       --       --
   NY Venture III No. of
      Units                     242,358    200,869     94,948     43,981    18,393    17,778       --       --       --       --
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.605512  16.074715  17.515004  16.186110 14.295351 12.500000       --       --       --       --
   Value at End of Year       17.850183  16.605512  16.074715  17.515004 16.186110 14.295351       --       --       --       --
   Venture III No. of Units     293,695    346,195    577,708    551,915   592,595   207,523       --       --       --       --
   NY Venture III No. of
      Units                      91,642    133,171    102,785     91,274    44,080    73,987       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     16.490540  15.987312  17.445870  16.146477 14.281750 12.500000       --       --       --       --
   Value at End of Year       17.699877  16.490540  15.987312  17.445870 16.146477 14.281750       --       --       --       --
   Venture III No. of Units   2,634,752  2,298,488  1,552,367    793,677   263,005     9,637       --       --       --       --

HEALTH SCIENCES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     16.972950  15.951784  14.424059  12.746949  9.534743 11.223440       --       --       --       --
   Value at End of Year       19.605936  16.972950  15.951784  14.424059 12.746949  9.534743       --       --       --       --
   Venture III No. of Units     740,503    861,464  1,011,800  1,089,573   772,102   299,587       --       --       --       --
   NY Venture III No. of
      Units                      46,740     58,061     58,297     51,998    42,899     8,334       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     18.859710  17.733870  16.043469  14.185179 10.615849 12.500000       --       --       --       --
   Value at End of Year       21.774442  18.859710  17.733870  16.043469 14.185179 10.615849       --       --       --       --
   Venture III No. of Units     317,472    463,291    550,178    605,996   587,894   255,642       --       --       --       --
   NY Venture III No. of
      Units                      89,384    126,020    134,034    128,574    67,695    33,548       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     18.729095  17.637420  15.980101  14.150421 10.605710 12.500000       --        --      --       --
   Value at End of Year       21.591059  18.729095  17.637420  15.980101 14.150421 10.605710       --        --      --       --
   Venture III No. of Units     410,361    514,020    588,658    541,226   310,055    14,361       --        --      --       --

HIGH INCOME TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000         --         --         --        --        --       --        --      --       --
   Value at End of Year       11.516806         --         --         --        --        --       --        --      --       --
   Venture III No. of Units       3,829         --         --         --        --        --       --        --      --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000         --         --         --        --        --       --        --      --       --
   Value at End of Year       11.947056         --         --         --        --        --       --        --      --       --

Venture III New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000         --         --         --        --        --       --       --       --       --
   Value at End of Year       11.501411         --         --         --        --        --       --       --       --       --
   Venture III No. of Units         838         --         --         --        --        --       --       --       --       --

HIGH YIELD TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     16.730415  15.428438  15.145567  13.891244 11.370655 12.141727       --       --       --       --
   Value at End of Year       16.679296  16.730415  15.428438  15.145567 13.891244 11.370655       --       --       --       --
   Venture III No. of Units   1,061,694  1,564,435  1,797,146  2,120,483 1,762,068   284,891       --       --       --       --
   NY Venture III No. of
      Units                      81,199    104,589    126,053    163,790   175,755    16,234       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     17.184243  15.854859  15.571927  14.289454 11.702451 12.500000       --       --       --       --
   Value at End of Year       17.123127  17.184243  15.854859  15.571927 14.289454 11.702451       --       --       --       --
   Venture III No. of Units     365,731    482,504    646,754  1,098,262 1,233,595   310,509       --       --       --       --
   NY Venture III No. of
      Units                      54,861     89,565    100,941    171,945   143,636    43,415       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     17.065272  15.768654  15.510445  14.254457 11.691304 12.500000       --       --       --       --
   Value at End of Year       16.978950  17.065272  15.768654  15.510445 14.254457 11.691304       --       --       --       --
   Venture III No. of Units     475,768    696,966    800,087    872,757   542,096    54,491       --       --       --       --

INCOME & VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     15.122225  14.179404  13.730294  12.995332 10.461390 12.065818       --       --       --       --
   Value at End of Year       15.008378  15.122225  14.179404  13.730294 12.995332 10.461390       --       --       --       --
   Venture III No. of Units   1,161,731  1,379,833  1,597,506  1,816,378 1,187,425   299,598       --       --       --       --
   NY Venture III No. of
      Units                      73,901     90,859     94,668     87,863    50,556    21,089       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     15.630104  14.662929  14.205594  13.451943 10.834389 12.500000       --       --       --       --
   Value at End of Year       15.504641  15.630104  14.662929  14.205594 13.451943 10.834389       --       --       --       --
   Venture III No. of Units     621,429    780,201    943,761  1,149,939 1,027,704   389,937       --       --       --       --
   NY Venture III No. of
      Units                     143,920    218,821    253,761    224,293   107,445    42,937       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     15.521881  14.583201  14.149495  13.418984 10.824045 12.500000       --       --       --       --
   Value at End of Year       15.374070  15.521881  14.583201  14.149495 13.418984 10.824045       --       --       --       --
   Venture III No. of Units     621,431    805,475    917,091  1,196,450   534,443    27,012       --       --       --       --

INDEX ALLOCATION TRUST - SERIES II SHARES (units first credited 2-13-2006)

Contracts with no Optional Benefits
   Value at Start of Year     13.491510  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.139189  13.491510         --         --        --        --       --       --       --       --
   Venture III No. of Units   4,355,699  2,024,581         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                     724,828    344,725         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     13.485621  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.125913  13.485621         --         --        --        --       --       --       --       --
   Venture III No. of Units      13,900     12,201         --         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      65,033     22,820         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     13.467954  12.500000         --         --        --        --       --       --       --       --
   Value at End of Year       14.086153  13.467954         --         --        --        --       --       --       --       --
   Venture III No. of Units   5,978,100  2,741,963         --         --        --        --       --       --       --       --

INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     20.207740  16.484777  14.483618  12.765244  9.962987 12.868047       --       --       --       --
   Value at End of Year       22.088298  20.207740  16.484777  14.483618 12.765244  9.962987       --       --       --       --
   Venture III No. of Units     561,368    535,764    488,083    509,688   450,208   176,920       --       --       --       --
   NY Venture III No. of
      Units                      24,593     19,747      8,135      8,907     4,807    14,269       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     19.584336  15.984195  14.050808  12.389988  9.674956 12.500000       --       --       --       --
   Value at End of Year       21.396118  19.584336  15.984195  14.050808 12.389988  9.674956       --       --       --       --
   Venture III No. of Units     259,931    267,642    329,380    395,719   422,409   284,865       --       --       --       --
   NY Venture III No. of
      Units                      25,286     45,979     17,799     19,936    16,892    12,367       --       --       --       --

Venture III New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     19.448735  15.897270  13.995306  12.359623  9.665705 12.500000       --       --       --       --
   Value at End of Year       21.215964  19.448735  15.897270  13.995306 12.359623  9.665705       --       --       --       --
   Venture III No. of Units     270,034    174,590    125,223    133,773   101,503    28,119       --       --       --       --

INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year     18.698360  15.341517  12.500000         --        --        --       --       --       --       --
   Value at End of Year       22.026318  18.698360  15.341517         --        --        --       --       --       --       --
   Venture III No. of Units     597,292    357,911    144,781         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      23,719     11,821      1,006         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     18.682835  15.336432  12.500000         --        --        --       --       --       --       --
   Value at End of Year       21.996964  18.682835  15.336432         --        --        --       --       --       --       --
   Venture III No. of Units     128,635     86,504     56,591         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      16,222     30,299      6,025         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     18.636406  15.321220  12.500000         --        --        --       --       --       --       --
   Value at End of Year       21.909254  18.636406  15.321220         --        --        --       --       --       --       --
   Venture III No. of Units     251,802    199,270     53,237         --        --        --       --       --       --       --

INTERNATIONAL SMALL CAP TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     25.044797  19.960658  18.468207  15.534502 10.206568 12.923106       --       --       --       --
   Value at End of Year       27.070792  25.044797  19.960658  18.468207 15.534502 10.206568       --       --       --       --
   Venture III No. of Units     530,150    523,687    551,672    508,429   316,160   137,846       --       --       --       --
   NY Venture III No. of
      Units                      23,128     29,375     25,055     22,890     7,350     4,073       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     24.168787  19.272082  17.840011  15.013613  9.869257 12.500000       --       --       --       --
   Value at End of Year       26.110792  24.168787  19.272082  17.840011 15.013613  9.869257       --       --       --       --
   Venture III No. of Units     127,573    134,362    172,609    234,775   276,036    78,980       --       --       --       --
   NY Venture III No. of
      Units                      60,222     69,857     77,841     84,383    35,182     4,421       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     24.001472  19.167310  17.769580  14.976847  9.859838 12.500000       --       --       --       --
   Value at End of Year       25.890967  24.001472  19.167310  17.769580 14.976847  9.859838       --       --       --       --
   Venture III No. of Units     314,851    325,857    333,776    354,469   157,210     9,734       --       --       --       --

INTERNATIONAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     24.168284  19.005873  17.515517  14.671519 10.320663 13.194820       --       --       --       --
   Value at End of Year       25.995262  24.168284  19.005873  17.515517 14.671519 10.320663       --       --       --       --
   Venture III No. of Units   1,636,467  2,136,477  2,365,952  1,963,880 1,169,969   396,766       --       --       --       --
   NY Venture III No. of
      Units                     113,646    113,836    111,421     65,522    48,600    56,165       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     22.842673  17.972367  16.571302  13.887566  9.774073 12.500000       --       --       --       --
   Value at End of Year       24.557093  22.842673  17.972367  16.571302 13.887566  9.774073       --       --       --       --
   Venture III No. of Units     859,755  1,275,306  1,778,386  1,776,210 1,735,805   872,145       --       --       --       --
   NY Venture III No. of
      Units                     167,119    219,452    274,198    239,822   155,887    40,129       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     22.684518  17.874645  16.505871  13.853534  9.764733 12.500000       --       --       --       --
   Value at End of Year       24.350324  22.684518  17.874645  16.505871 13.853534  9.764733       --       --       --       --
   Venture III No. of Units     951,421  1,309,416  1,308,769  1,011,065   524,999    13,226       --       --       --       --

INVESTMENT QUALITY BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     14.857266  14.612716  14.560248  14.145464 13.410129 12.572482       --       --       --       --
   Value at End of Year       15.477902  14.857266  14.612716  14.560248 14.145464 13.410129       --       --       --       --
   Venture III No. of Units   2,683,110  2,448,788  1,409,281    788,314   688,538   287,878       --       --       --       --
   NY Venture III No. of
      Units                     732,403    689,638    401,675     46,103    38,438    36,633       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     14.737426  14.502086  14.457233  14.052420 13.328579 12.500000       --       --       --       --
   Value at End of Year       15.345332  14.737426  14.502086  14.457233 14.052420 13.328579       --       --       --       --
   Venture III No. of Units     322,493    396,365    503,001    789,728   900,531   419,580       --       --       --       --
   NY Venture III No. of
      Units                      98,014     87,768    117,279     82,884    69,069   127,399       --       --       --       --

Venture III New Sales

                                YEAR        YEAR       YEAR       YEAR       YEAR       YEAR     YEAR     YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED      ENDED       ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     14.635390   14.423226  14.400139  14.017992  13.315887 12.500000       --       --       --       --
   Value at End of Year       15.216137   14.635390  14.423226  14.400139  14.017992 13.315887       --       --       --       --
   Venture III No. of Units   1,455,125   1,379,440    742,543    424,978    261,061    25,767       --       --       --       --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --   12.081617  12.285043  11.782886   9.564734 11.840595       --       --       --       --
   Value at End of Year              --   12.337955  12.081617  12.285043  11.782886  9.564734       --       --       --       --
   Venture III No. of Units          --      14,380  1,329,866  1,476,772  1,240,492   437,895       --       --       --       --
   NY Venture III No. of
      Units                          --          --     88,515     86,595     59,592    48,413       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year            --          --  12.952105  12.428913  10.094184 12.500000       --       --       --       --
   Value at End of Year              --          --  12.731269  12.952105  12.428913 10.094184       --       --       --       --
   Venture III No. of Units          --          --  1,053,481  1,213,022  1,301,240   635,202       --       --       --       --
   NY Venture III No. of
      Units                          --          --    358,362    398,919    325,705    54,024       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year            --          --  12.900915  12.398438  10.084538 12.500000       --       --       --       --
   Value at End of Year              --          --  12.661997  12.900915  12.398438 10.084538       --       --       --       --
   Venture III No. of Units          --          --    568,378    611,324     45,555   13,459        --       --       --       --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     18.641126   16.451344  15.138919  13.261867   9.993367 12.481030       --       --       --       --
   Value at End of Year       19.875931   18.641126  16.451344  15.138919  13.261867  9.993367       --       --       --       --
   Venture III No. of Units   3,167,682   3,951,950  3,739,525  3,500,583  1,645,281   174,966       --       --       --       --
   NY Venture III No. of
      Units                     218,345     222,271    211,686    202,664    123,453    65,066       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     18.626277   16.446429  15.141947  13.271161  10.005369 12.500000       --       --       --       --
   Value at End of Year       19.850108   18.626277  16.446429  15.141947  13.271161 10.005369       --       --       --       --
   Venture III No. of Units     976,542   1,539,646  2,053,300  2,154,929  1,976,258   622,163       --       --       --       --
   NY Venture III No. of
      Units                     467,027   1,161,176  1,238,355  1,214,706    592,625    20,954       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     18.497309   16.357014  15.082149  13.238642   9.995815 12.500000       --       --       --       --
   Value at End of Year       19.682962   18.497309  16.357014  15.082149  13.238642  9.995815       --       --       --       --
   Venture III No. of Units   2,295,079   3,224,882  3,479,824  3,436,912  1,576,341    19,680       --       --       --       --

LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     17.683960   15.979079  15.209160  13.634469  11.180582 12.327537       --       --       --       --
   Value at End of Year       18.482582   17.683960  15.979079  15.209160  13.634469 11.180582       --       --       --       --
   Venture III No. of Units 175,395,483 144,947,752 94,296,454 37,702,364 10,629,539 1,901,755       --       --       --       --
   NY Venture III No. of
      Units                   9,408,903   7,525,973  4,738,222  1,650,704    555,532   168,815       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     17.889904   16.173228  15.401622  13.813917  11.333399 12.500000       --       --       --       --
   Value at End of Year       18.688431   17.889904  16.173228  15.401622  13.813917 11.333399       --       --       --       --
   Venture III No. of Units   6,464,214   8,269,917  9,920,421  9,759,355  9,000,114 2,866,630       --       --       --       --
   NY Venture III No. of
      Units                   4,238,871   5,084,282  5,378,750  3,354,894  1,316,951   486,764       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     17.766037   16.085280  15.340795  13.780067  11.322585 12.500000       --       --       --       --
   Value at End of Year       18.531063   17.766037  16.085280  15.340795  13.780067 11.322585       --       --       --       --
   Venture III No. of Units  96,407,643  82,807,828 55,966,479 25,445,741  7,057,793   183,344       --       --       --       --

LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     15.778569   14.834829  14.669371  13.744482  12.526309 12.551523       --       --       --       --
   Value at End of Year       16.321823   15.778569  14.834829  14.669371  13.744482 12.526309       --       --       --       --
   Venture III No. of Units  15,451,718  11,332,448  9,393,143  5,445,174  2,396,267   439,049       --       --       --       --
   NY Venture III No. of
      Units                     977,809     766,116    504,755    207,725    133,615    54,752       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     15.677437   14.747100  14.589891  13.676874  12.470921 12.500000       --       --       --       --
   Value at End of Year       16.209057   15.677437  14.747100  14.589891  13.676874 12.470921       --       --       --       --
   Venture III No. of Units     734,284     810,075  1,164,691  1,468,065  1,727,749   785,173       --       --       --       --
   NY Venture III No. of
      Units                     554,030     722,780    684,576    292,196    191,143   237,071       --       --       --       --

Venture III New Sales

                                YEAR        YEAR        YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                              12/31/07    12/31/06    12/31/05   12/31/04   12/31/03 12/31/02  12/31/01 12/31/00 12/31/99 12/31/98
                             ----------- ----------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year      15.568876   14.666899  14.532273  13.643360 12.459034 12.500000       --       --       --       --
   Value at End of Year        16.072557   15.568876  14.666899  14.532273 13.643360 12.459034       --       --       --       --
   Venture III No. of Units    6,487,890   4,920,253  3,457,488  2,136,364   878,833    11,178       --       --       --       --

LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES II SHARES(units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year      17.989081   16.143470  15.124169  13.417365 10.537942 12.345414       --       --       --       --
   Value at End of Year        18.977428   17.989081  16.143470  15.124169 13.417365 10.537942       --       --       --       --
   Venture III No. of Units  217,127,345 178,248,910 96,307,550 37,246,678 9,147,664 1,221,069       --       --       --       --
   NY Venture III No. of
      Units                   11,824,648   8,891,714  3,888,784  1,885,475   508,291    49,114       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year      18.172203   16.315932  15.293355  13.574266 10.666497 12.500000       --       --       --       --
   Value at End of Year        19.160985   18.172203  16.315932  15.293355 13.574266 10.666497       --       --       --       --
   Venture III No. of Units    5,829,855   7,198,032  8,510,674  8,582,094 7,642,690 2,318,975       --       --       --       --
   NY Venture III No. of
      Units                    4,235,285   5,105,055  4,979,384  3,205,885 1,015,744   324,491       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year      18.046363   16.227210  15.232955  13.540994 10.656315 12.500000       --       --       --       --
   Value at End of Year        18.999627   18.046363  16.227210  15.232955 13.540994 10.656315       --       --       --       --
   Venture III No. of Units  141,935,228 119,503,584 66,073,107 27,495,124 6,423,351    75,942       --       --       --       --

LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year      16.631475   15.345154  14.999837  13.733715 11.849812 12.455604       --       --       --       --
   Value at End of Year        17.189671   16.631475  15.345154  14.999837 13.733715 11.849812       --       --       --       --
   Venture III No. of Units   39,400,814  32,031,060 23,696,672 11,582,654 4,375,936   898,122       --       --       --       --
   NY Venture III No. of
      Units                    2,223,182   1,663,651    972,142    564,943   215,066    81,435       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year      16.652186   15.371921  15.033490  13.771413 11.888265 12.500000       --       --       --       --
   Value at End of Year        17.202429   16.652186  15.371921  15.033490 13.771413 11.888265       --       --       --       --
   Venture III No. of Units    2,000,045   2,474,041  2,947,609  3,473,439 3,593,850 1,246,184       --       --       --       --
   NY Venture III No. of
      Units                    1,439,735   1,645,168  1,665,305    998,003   387,094   214,108       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year      16.536852   15.288301  14.974101  13.737664 11.876927 12.500000       --       --       --       --
   Value at End of Year        17.057546   16.536852  15.288301  14.974101 13.737664 11.876927       --       --       --       --
   Venture III No. of Units   18,541,134  15,782,723 10,558,478  5,301,216 1,857,801    34,204       --       --       --       --

MID CAP CORE TRUST (MERGED INTO MID CAP INDEX TRUST EFF 12-01-2006) - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year             --          --  16.990840  15.135149 12.500000        --       --       --       --       --
   Value at End of Year               --          --  17.697987  16.990840 15.135149        --       --       --       --       --
   Venture III No. of Units           --          --    387,718    343,304   201,343        --       --       --       --       --
   NY Venture III No. of
      Units                           --          --     29,763     40,501    20,504        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year             --          --  16.976776  15.130185 12.500000        --       --       --       --       --
   Value at End of Year               --          --  17.674522  16.976776 15.130185        --       --       --       --       --
   Venture III No. of Units           --          --     63,822     89,751    48,056        --       --       --       --       --
   NY Venture III No. of
      Units                           --          --     41,745     98,814    51,742        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year             --          --  16.934560  15.115286 12.500000        --       --       --       --       --
   Value at End of Year               --          --  17.604230  16.934560 15.115286        --       --       --       --       --
   Venture III No. of Units           --          --    221,679    243,114   110,465        --       --       --       --       --

MID CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year      18.588250   17.266146  15.701105  13.803063 10.446948 13.063020       --       --       --       --
   Value at End of Year        19.622979   18.588250  17.266146  15.701105 13.803063 10.446948       --       --       --       --
   Venture III No. of Units      668,289     948,753    777,606    789,337   578,414   153,193       --       --       --       --
   NY Venture III No. of
      Units                       42,752      68,563     45,505     42,610    23,420    35,062       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year      17.745959   16.491984  15.004583  13.197348  9.993492 12.500000       --       --       --       --
   Value at End of Year        18.724370   17.745959  16.491984  15.004583 13.197348  9.993492       --       --       --       --
   Venture III No. of Units      364,692     438,383    524,786    605,135   632,676   346,118       --       --       --       --
   NY Venture III No. of
      Units                      103,360     139,280    115,037    119,148    72,672    26,727       --       --       --       --

Venture III New Sales

                                YEAR        YEAR        YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                              12/31/07    12/31/06    12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ----------- ----------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year      17.623083   16.402310  14.945326  13.165014  9.983954 12.500000       --       --       --       --
   Value at End of Year        18.566702   17.623083  16.402310  14.945326 13.165014  9.983954       --       --       --       --
   Venture III No. of Units      572,126     678,826    515,525    511,084   295,326     1,169       --       --       --       --

MID CAP INTERSECTION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year      12.500000          --         --         --        --        --       --       --       --       --
   Value at End of Year        11.492455          --         --         --        --        --       --       --       --       --
   Venture III No. of Units       22,484          --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year      12.500000          --         --         --        --        --       --       --       --       --
   Value at End of Year        11.488617          --         --         --        --        --       --       --       --       --
   Venture III No. of Units        9,233          --         --         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year      12.500000          --         --         --        --        --       --       --       --       --
   Value at End of Year        11.477096          --         --         --        --        --       --       --       --       --
   Venture III No. of Units       28,302          --         --         --        --        --       --       --       --       --

MID CAP STOCK TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year      19.634726   17.616489  15.651048  13.399635  9.595389 11.871001       --       --       --       --
   Value at End of Year        23.821451   19.634726  17.616489  15.651048 13.399635  9.595389       --       --       --       --
   Venture III No. of Units    1,745,175   1,969,886  2,162,180  1,750,637 1,301,845   270,179       --       --       --       --
   NY Venture III No. of
      Units                       73,201      81,808     78,688     55,175    33,593    33,898       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year      20.627270   18.516250  16.458620  14.098106 10.100601 12.500000       --       --       --       --
   Value at End of Year        25.013074   20.627270  18.516250  16.458620 14.098106 10.100601       --       --       --       --
   Venture III No. of Units      664,861     876,479  1,190,521  1,043,898 1,108,921   470,778       --       --       --       --
   NY Venture III No. of
      Units                      154,535     192,866    231,243    194,931   112,955    47,469       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year      20.484464   18.415590  16.393632  14.063561 10.090950 12.500000       --       --       --       --
   Value at End of Year        24.802476   20.484464  18.415590  16.393632 14.063561 10.090950       --       --       --       --
   Venture III No. of Units    1,048,264   1,204,656  1,352,596  1,054,442   634,970     2,327       --       --       --       --

MONEY MARKET TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year      12.540461   12.230815  12.135513  12.263567 12.420152 12.476982       --       --       --       --
   Value at End of Year        12.871071   12.540461  12.230815  12.135513 12.263567 12.420152       --       --       --       --
   Venture III No. of Units    9,799,567   7,771,103  4,457,608  2,613,385 2,483,355 1,435,813       --       --       --       --
   NY Venture III No. of
      Units                      773,035     609,764    386,402    361,164   222,804   200,546       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year      12.534527   12.231129  12.141864  12.276141 12.439109 12.500000       --       --       --       --
   Value at End of Year        12.858525   12.534527  12.231129  12.141864 12.276141 12.439109       --       --       --       --
   Venture III No. of Units    1,159,215   1,287,045  1,477,736  1,517,588 2,110,911 1,967,421       --       --       --       --
   NY Venture III No. of
      Units                      609,898     489,008    206,103    122,567   313,967   565,393       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year      12.447715   12.164600  12.093901  12.246054 12.427253 12.500000       --       --       --       --
   Value at End of Year        12.750227   12.447715  12.164600  12.093901 12.246054 12.427253       --       --       --       --
   Venture III No. of Units    5,498,000   4,847,943  2,706,502  1,411,618   731,580    61,394       --       --       --       --

NATURAL RESOURCES TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year      37.521393   31.256944  21.701596  17.786425 12.500000        --       --       --       --       --
   Value at End of Year        51.827047   37.521393  31.256944  21.701596 17.786425        --       --       --       --       --
   Venture III No. of Units      703,323     724,103    679,763    491,491   118,335        --       --       --       --       --
   NY Venture III No. of
      Units                       35,730      39,141     36,487     24,341    11,654        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year      37.452987   31.215522  21.683626  17.780593 12.500000        --       --       --       --       --
   Value at End of Year        51.706546   37.452987  31.215522  21.683626 17.780593        --       --       --       --       --
   Venture III No. of Units      342,562     437,418    510,142    363,500   217,836        --       --       --       --       --
   NY Venture III No. of
      Units                       57,249      63,128     70,979     49,771    20,424        --       --       --       --       --

Venture III New Sales

                                YEAR        YEAR        YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED       ENDED       ENDED      ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                              12/31/07    12/31/06    12/31/05   12/31/04   12/31/03 12/31/02  12/31/01 12/31/00 12/31/99 12/31/98
                             ----------- ----------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year      37.248500   31.091556  21.629775  17.763098 12.500000        --       --       --       --       --
   Value at End of Year        51.346740   37.248500  31.091556  21.629775 17.763098        --       --       --       --       --
   Venture III No. of Units      447,709     524,349    554,874    420,594   127,146        --       --       --       --       --

PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year      22.844730   20.937537  16.970541  14.772045 10.687117 13.476975       --       --       --       --
   Value at End of Year        24.456090   22.844730  20.937537  16.970541 14.772045 10.687117       --       --       --       --
   Venture III No. of Units      379,078     457,272    484,961    334,235   313,910    88,949       --       --       --       --
   NY Venture III No. of
      Units                       19,977      22,770     24,196     10,490     2,175       484       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year      21.139640   19.384470  15.719562  13.689980  9.909224 12.500000       --       --       --       --
   Value at End of Year        22.619368   21.139640  19.384470  15.719562 13.689980  9.909224       --       --       --       --
   Venture III No. of Units      210,694     269,178    401,349    296,557   230,924   103,642       --       --       --       --
   NY Venture III No. of
      Units                       48,478      58,788     56,001     49,762    33,108     5,834       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year      20.993298   19.279095  15.657484  13.656433  9.899754 12.500000       --       --       --       --
   Value at End of Year        22.428940   20.993298  19.279095  15.657484 13.656433  9.899754       --       --       --       --
   Venture III No. of Units      270,538     307,681    318,021    254,982   101,718       537       --       --       --       --

REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year      33.503097   24.712132  22.499805  17.360006 12.702902 13.427582       --       --       --       --
   Value at End of Year        27.755905   33.503097  24.712132  22.499805 17.360006 12.702902       --       --       --       --
   Venture III No. of Units      774,393   1,165,660  1,197,178  1,321,526   958,408   371,522       --       --       --       --
   NY Venture III No. of
      Units                       43,369      50,986     48,150     44,969    26,331    33,209       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year      31.116602   22.963269  20.917923  16.147570 11.821624 12.500000       --       --       --       --
   Value at End of Year        25.765825   31.116602  22.963269  20.917923 16.147570 11.821624       --       --       --       --
   Venture III No. of Units      294,056     416,372    566,773    720,356   748,678   457,392       --       --       --       --
   NY Venture III No. of
      Units                       88,717     107,222    121,253    103,622    55,444    81,806       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year      30.901244   22.838433  20.835346  16.108031 11.810352 12.500000       --       --       --       --
   Value at End of Year        25.548904   30.901244  22.838433  20.835346 16.108031 11.810352       --       --       --       --
   Venture III No. of Units      395,189     620,476    613,953    765,647   333,783    18,135       --       --       --       --

SCIENCE & TECHNOLOGY TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year      11.225213   10.829359  10.811722  10.906148  7.368796  9.909366       --       --       --       --
   Value at End of Year        13.168256   11.225213  10.829359  10.811722 10.906148  7.368796       --       --       --       --
   Venture III No. of Units      948,698     873,435    975,766  1,201,486 1,130,156   184,060       --       --       --       --
   NY Venture III No. of
      Units                       29,706      56,375     85,514     90,668    73,783     6,103       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year      14.127066   13.635681  13.620276  13.746139  9.292277 12.500000       --       --       --       --
   Value at End of Year        16.564084   14.127066  13.635681  13.620276 13.746139  9.292277       --       --       --       --
   Venture III No. of Units      317,258     382,261    520,780    677,523   785,025   202,175       --       --       --       --
   NY Venture III No. of
      Units                       76,041      81,351    124,014    144,225   110,727    25,846       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year      14.029230   13.561529  13.566483  13.712452  9.283395 12.500000       --       --       --       --
   Value at End of Year        16.424593   14.029230  13.561529  13.566483 13.712452  9.283395       --       --       --       --
   Venture III No. of Units      417,561     516,414    532,896    580,571   411,007     5,580       --       --       --       --

SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
   Value at Start of Year      17.596843   15.800825  12.500000         --        --        --       --       --       --       --
   Value at End of Year        19.691111   17.596843  15.800825         --        --        --       --       --       --       --
   Venture III No. of Units      241,664     248,248    177,098         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                        7,746       3,535        683         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year      17.582246   15.795593  12.500000         --        --        --       --       --       --       --
   Value at End of Year        19.664892   17.582246  15.795593         --        --        --       --       --       --       --
   Venture III No. of Units       87,951      98,234     80,821         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                        5,017       7,702      2,437         --        --        --       --       --       --       --

Venture III New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     17.538545  15.779928  12.500000         --        --        --       --       --       --       --
   Value at End of Year       19.586459  17.538545  15.779928         --        --        --       --       --       --       --
   Venture III No. of Units     139,418    138,254     78,343         --        --        --       --       --       --       --

SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year     14.985828  22.591391  21.342308  17.291875 12.500000        --       --       --       --       --
   Value at End of Year       22.204676  14.985828  22.591391  21.342308 17.291875        --       --       --       --       --
   Venture III No. of Units     456,256    673,916    806,725    254,329    59,939        --       --       --       --       --
   NY Venture III No. of
      Units                      35,043     45,457     32,017      2,878        38        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     24.442703  22.561415  21.324613  17.286206 12.500000        --       --       --       --       --
   Value at End of Year       22.153013  24.442703  22.561415  21.324613 17.286206        --       --       --       --       --
   Venture III No. of Units     225,620    312,505    465,918     70,908    17,378        --       --       --       --       --
   NY Venture III No. of
      Units                      74,258     90,014    114,661     23,672     6,795        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     24.309159  22.471750  21.271647  17.269212 12.500000        --       --       --       --       --
   Value at End of Year       21.998747  24.309159  22.471750  21.271647 17.269212        --       --       --       --       --
   Venture III No. of Units     333,100    479,610    600,588    181,511    53,999        --       --       --       --       --

SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
   Value at Start of Year     16.666922  14.234274  12.500000         --        --        --       --       --       --       --
   Value at End of Year       15.878329  16.666922  14.234274         --        --        --       --       --       --       --
   Venture III No. of Units     535,994    676,921    291,038         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      22,856     17,955      4,835         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.653108  14.229566  12.500000         --        --        --       --       --       --       --
   Value at End of Year       15.857185  16.653108  14.229566         --        --        --       --       --       --       --
   Venture III No. of Units     123,249    119,204     72,897         --        --        --       --       --       --       --
   NY Venture III No. of
      Units                      14,422     21,076      9,531         --        --        --       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     16.611700  14.215428  12.500000         --        --        --       --       --       --       --
   Value at End of Year       15.793901  16.611700  14.215428         --        --        --       --       --       --       --
   Venture III No. of Units     244,944    208,489     93,639         --        --        --       --       --       --       --

SMALL COMPANY VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     22.112812  19.512373  18.576036  15.116060 11.505543 14.080585       --       --       --       --
   Value at End of Year       21.442806  22.112812  19.512373  18.576036 15.116060 11.505543       --       --       --       --
   Venture III No. of Units   1,290,443  1,888,948  2,236,737  2,430,543 1,761,384   614,080       --       --       --       --
   NY Venture III No. of
      Units                      98,580    114,100    120,806    113,567    82,962    58,245       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     19.585209  17.290634  16.469112  13.408283 10.210756 12.500000       --       --       --       --
   Value at End of Year       18.982240  19.585209  17.290634  16.469112 13.408283 10.210756       --       --       --       --
   Venture III No. of Units     714,205  1,076,265  1,612,445  1,912,889 1,911,009   929,346       --       --       --       --
   NY Venture III No. of
      Units                     178,592    262,887    299,276    292,522   194,102   140,797       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     19.449636  17.196655  16.404097  13.375438 10.201010 12.500000       --       --       --       --
   Value at End of Year       18.822412  19.449636  17.196655  16.404097 13.375438 10.201010       --       --       --       --
   Venture III No. of Units     834,357  1,247,856  1,504,042  1,509,955   748,523    41,340       --       --       --       --

STRATEGIC BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of Year     16.274311  15.481727  15.363692  14.681293 13.217126 12.681238       --       --       --       --
   Value at End of Year       15.965153  16.274311  15.481727  15.363692 14.681293 13.217126       --       --       --       --
   Venture III No. of Units   1,544,330  1,829,380  1,935,818  1,374,409   731,600   199,341       --       --       --       --
   NY Venture III No. of
      Units                     129,989    136,005    144,159     69,421    47,473     9,379       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.004585  15.232731  15.124141  14.459631 13.024081 12.500000       --       --       --       --
   Value at End of Year       15.692653  16.004585  15.232731  15.124141 14.459631 13.024081       --       --       --       --
   Venture III No. of Units     208,073    251,996    344,500    402,567   494,156   198,913       --       --       --       --
   NY Venture III No. of
      Units                     123,426    153,583    182,102    141,989    83,675    86,329       --       --       --       --

Venture III New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     15.893786  15.149912  15.064431  14.424221 13.011678 12.500000       --       --       --       --
   Value at End of Year       15.560540  15.893786  15.149912  15.064431 14.424221 13.011678       --       --       --       --
   Venture III No. of Units     930,532  1,076,127  1,221,568    753,789   197,544     7,865       --       --       --       --

TOTAL RETURN TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of Year     14.511115  14.264224  14.181967  13.770063 13.348694 12.525844       --       --       --       --
   Value at End of Year       15.453799  14.511115  14.264224  14.181967 13.770063 13.348694       --       --       --       --
   Venture III No. of Units   2,876,211  3,460,133  4,055,380  4,271,882 3,688,116 1,428,781       --       --       --       --
   NY Venture III No. of
      Units                     291,916    318,095    339,003    361,284   283,169   236,863       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     14.447658  14.208930  14.134043  13.730415 13.316914 12.500000       --       --       --       --
   Value at End of Year       15.378494  14.447658  14.208930  14.134043 13.730415 13.316914       --       --       --       --
   Venture III No. of Units   1,470,507  1,919,042  2,679,092  3,243,797 3,740,167 2,269,393       --       --       --       --
   NY Venture III No. of
      Units                     270,013    337,355    420,975    417,710   345,500   584,424       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     14.347633  14.131682  14.078249  13.696789 13.304234 12.500000       --       --       --       --
   Value at End of Year       15.249011  14.347633  14.131682  14.078249 13.696789 13.304234       --       --       --       --
   Venture III No. of Units   1,363,522  1,676,309  1,806,043  1,653,518 1,148,470   124,496       --       --       --       --

U.S. GOVERNMENT SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of Year     13.657521  13.325803  13.352760  13.219027 13.228371 12.615206       --       --       --       --
   Value at End of Year       13.826238  13.657521  13.325803  13.352760 13.219027 13.228371       --       --       --       --
   Venture III No. of Units   1,159,441  1,186,616  1,535,167  2,276,112 1,868,640   706,239       --       --       --       --
   NY Venture III No. of
      Units                      39,669     48,218    114,800    119,680   136,243    52,169       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     13.501489  13.180139  13.213383  13.087595 13.103404 12.500000       --       --       --       --
   Value at End of Year       13.661396  13.501489  13.180139  13.213383 13.087595 13.103404       --       --       --       --
   Venture III No. of Units     426,002    564,405    831,527  1,280,511 1,696,560 1,055,375       --       --       --       --
   NY Venture III No. of
      Units                      89,990    109,795    144,792    219,941   252,802   293,643       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     13.407988  13.108456  13.161193  13.055529 13.090912 12.500000       --       --       --       --
   Value at End of Year       13.546353  13.407988  13.108456  13.161193 13.055529 13.090912       --       --       --       --
   Venture III No. of Units     283,726    330,894    357,519    413,421   341,401    15,548       --       --       --       --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of Year     15.345044  14.135691  13.591728  12.664320  9.419481 11.886116       --       --       --       --
   Value at End of Year       15.014071  15.345044  14.135691  13.591728 12.664320  9.419481       --       --       --       --
   Venture III No. of Units   1,049,829  1,244,178  1,602,506  1,961,610 1,462,835   642,992       --       --       --       --
   NY Venture III No. of
      Units                     102,502    133,898    150,052    155,958   132,369    38,532       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.100219  14.838746  14.274847  13.307497  9.902818 12.500000       --       --       --       --
   Value at End of Year       15.745027  16.100219  14.838746  14.274847 13.307497  9.902818       --       --       --       --
   Venture III No. of Units     983,914  1,284,989  1,714,204  2,067,264 2,066,680 1,174,328       --       --       --       --
   NY Venture III No. of
      Units                     142,468    185,835    319,494    429,814   341,199    78,162       --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     15.988741  14.758060  14.218473  13.274886  9.893359 12.500000       --       --       --       --
   Value at End of Year       15.612438  15.988741  14.758060  14.218473 13.274886  9.893359       --       --       --       --
   Venture III No. of Units     397,789    523,972    585,268    654,850    76,646     7,784       --       --       --       --

VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)
Contracts with no Optional Benefits
   Value at Start of Year     19.486187  16.399020  14.838145  13.113578  9.618617 12.656613       --       --       --       --
   Value at End of Year       20.699764  19.486187  16.399020  14.838145 13.113578  9.618617       --       --       --       --
   Venture III No. of Units     555,610    762,073    652,914    805,980   399,055   135,128       --       --       --       --
   NY Venture III No. of
      Units                      45,299     40,150     28,146     24,103     4,930     3,908       --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     19.200557  16.166695  14.635222  12.940716  9.496575 12.500000       --       --       --       --
   Value at End of Year       20.386088  19.200557  16.166695  14.635222 12.940716  9.496575       --       --       --       --
   Venture III No. of Units     131,979    179,690    234,496    269,435   282,804   195,802       --       --       --       --
   NY Venture III No. of
      Units                      44,247     44,974     45,053     48,220    19,711    22,239       --       --       --       --

Venture III New Sales

                                YEAR       YEAR       YEAR       YEAR       YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                                ENDED      ENDED      ENDED      ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED
                              12/31/07   12/31/06   12/31/05   12/31/04   12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                             ---------- ---------- ---------- ---------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     19.067621  16.078797  14.577434  12.909015  9.487504 12.500000       --       --       --       --
   Value at End of Year       20.214439  19.067621  16.078797  14.577434 12.909015  9.487504       --       --       --       --
   Venture III No. of Units     277,579    341,532    317,248    290,234   142,695    26,508       --       --       --       --

                                    VERSION B
                         (Venture III Variable Annuity)
                            (prior contracts version)

                                     (LOGO)      Prospectus dated April 28, 2008


                          Venture III Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS


This Prospectus describes interests in VENTURE III flexible Purchase Payment deferred combination Fixed and Variable Annuity contracts (singly, a "Contract" and collectively, the "Contracts") issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your Venture III variable annuity contract for the name of your issuing Company. We do not authorize this Prospectus for use in connection with the purchase of a new Venture III variable annuity Contract on or after April 28, 2008.



VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or in the case of John Hancock New York, applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Sub-Account invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus:



JOHN HANCOCK TRUST
   500 Index Trust(1)
   Active Bond Trust(1)
   All Cap Core Trust(1)
   All Cap Growth Trust(1)
   All Cap Value Trust(1)
   American Asset Allocation Trust
   American Blue Chip Income & Growth Trust(1)
   American Bond Trust
   American Fundamental Holdings Trust
   American Global Diversification Trust
   American Global Growth Trust
   American Global Small Capitalization Trust
   American Growth Trust
   American Growth-Income Trust
   American High-Income Bond Trust
   American International Trust
   American New World Trust
   Blue Chip Growth Trust
   Capital Appreciation Trust
   Classic Value Trust
   Core Bond Trust(1)
   Core Equity Trust
   Emerging Growth Trust(1)
   Emerging Small Company Trust(1)
   Equity-Income Trust
   Financial Services Trust
   Franklin Templeton Founding Allocation Trust
   Fundamental Value Trust
   Global Trust(1)
   Global Allocation Trust
   Global Bond Trust
   Health Sciences Trust
   High Income Trust
   High Yield Trust
   Income & Value Trust
   Index Allocation Trust
   International Core Trust
   International Equity Index Trust A(1)
   International Opportunities Trust
   International Small Cap Trust
   International Value Trust
   Investment Quality Bond Trust
   Large Cap Trust(1)
   Large Cap Value Trust(1)
   Lifestyle Aggressive Trust
   Lifestyle Balanced Trust
   Lifestyle Conservative Trust
   Lifestyle Growth Trust
   Lifestyle Moderate Trust
   Mid Cap Index Trust(1)
   Mid Cap Intersection Trust
   Mid Cap Stock Trust(2)
   Mid Cap Value Trust(1)
   Money Market Trust
   Natural Resources Trust
   Optimized All Cap Trust(1,3)
   Optimized Value Trust(1,4)
   Pacific Rim Trust
   Real Estate Securities Trust
   Real Return Bond Trust(1)
   Science & Technology Trust
   Small Cap Trust(1)
   Small Cap Growth Trust
   Small Cap Index Trust(1)
   Small Cap Opportunities Trust
   Small Cap Value Trust
   Small Company Trust(1)
   Small Company Value Trust
   Strategic Bond Trust
   Strategic Income Trust(1)
   Total Return Trust
   Total Stock Market Index Trust(1)
   U.S. Core Trust(1)
   U.S. Government Securities Trust
   U.S. High Yield Bond Trust(1)
   U.S. Large Cap Trust
   Utilities Trust(1)
   Value Trust
BLACKROCK VARIABLE SERIES FUNDS INC. (5)
   BlackRock Basic Value V.I. Fund
   BlackRock Value Opportunities V. I. Fund
   BlackRock Global Allocation V. I. Fund
PIMCO VARIABLE INSURANCE TRUST
   PIMCO VIT All Asset Portfolio






(1)   Not available with Venture III Contracts issued on or after May 1, 2006.



(2)   Successor to Dynamic Growth Trust.



(3)   Formerly "Quantitative All Cap Trust," successor to "Growth & Income
      Trust."



(4)   Formerly "Quantitative Value Trust."



(5) Not available with John Hancock USA Contracts issued on or after January 28, 2002 or with any John Hancock New York Contract.


CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

       JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)                     JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
ANNUITIES SERVICE CENTER         MAILING ADDRESS                  ANNUITIES SERVICE CENTER          MAILING ADDRESS
164 Corporate Drive              Post Office Box 9505             164 Corporate Drive               Post Office Box 9506
Portsmouth, NH 03801-6815        Portsmouth, NH 03802-9505        Portsmouth, NH 03801-6815         Portsmouth, NH 03802-9506
(617) 663-3000 or                www.jhannuities.com              (877) 391-3748 or                 www.jhannuitiesnewyork.com
(800) 344-1029                                                    (800) 551-2078

                                Table of Contents


I. GLOSSARY OF SPECIAL TERMS...................................................1
II. OVERVIEW...................................................................4
III. FEE TABLES................................................................8
  EXAMPLES....................................................................10
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS....19
  THE COMPANIES...............................................................19
  THE SEPARATE ACCOUNTS.......................................................20
  THE PORTFOLIOS..............................................................20
  VOTING INTEREST.............................................................32
V. DESCRIPTION OF THE CONTRACT................................................33
  ELIGIBLE PLANS..............................................................33
  ACCUMULATION PERIOD PROVISIONS..............................................33
    Purchase Payments.........................................................33
    Accumulation Units........................................................34
    Value of Accumulation Units...............................................34
    Net Investment Factor.....................................................34
    Transfers Among Investment Options........................................35
    Maximum Number of Investment Options......................................36
    Telephone and Electronic Transactions.....................................36
    Special Transfer Services -Dollar Cost Averaging Program..................36
    Special Transfer Services - Asset Rebalancing Program.....................37
    Withdrawals...............................................................37
    Special Withdrawal Services - The Income Plan.............................38
    Optional Guaranteed Minimum Withdrawal Benefits...........................38
    Death Benefit During the Accumulation Period..............................38
    Optional Enhanced Death Benefits..........................................40
  PAY-OUT PERIOD PROVISIONS...................................................40
    General...................................................................40
    Annuity Options...........................................................41
    Determination of Amount of the First Variable Annuity Benefit Payment.....44
    Annuity Units and the Determination of Subsequent
    Variable Annuity Payments.................................................44
    Transfers During Pay-out Period...........................................45
    Death Benefit During Pay-out Period.......................................45
    Optional Guaranteed Minimum Income Benefits...............................45
  OTHER CONTRACT PROVISIONS...................................................45
    Right to Review...........................................................45
    Ownership.................................................................46
    Annuitant.................................................................46
    Beneficiary...............................................................46
    Modification..............................................................47
    Our Approval..............................................................47
    Misstatement and Proof of Age, Sex or Survival............................47
  FIXED INVESTMENT OPTIONS....................................................47
VI. CHARGES AND DEDUCTIONS....................................................49
  WITHDRAWAL CHARGES..........................................................49
  ASSET-BASED CHARGES.........................................................50
    Daily Administration Fee..................................................50
    Distribution Fee..........................................................50
    Mortality and Expense Risks Fee...........................................50
  REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS..........................50
  PREMIUM TAXES...............................................................51
VII. FEDERAL TAX MATTERS......................................................52
  INTRODUCTION................................................................52
  OUR TAX STATUS..............................................................52
  SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS................................52
  NON-QUALIFIED CONTRACTS.....................................................53
    Undistributed Gains.......................................................53
    Taxation of Annuity Payments..............................................53
    Surrenders, Withdrawals and Death Benefits................................53
    Taxation of Death Benefit Proceeds........................................53
    Penalty Tax on Premature Distributions....................................54
    Puerto Rico Non-Qualified Contracts.......................................54
    Diversification Requirements..............................................54
  QUALIFIED CONTRACTS.........................................................55
    Penalty Tax on Premature Distributions....................................56
    Rollovers and Transfers...................................................56
    Loans.....................................................................57
    Puerto Rico Contracts Issued to Fund Retirement Plans.....................57
  SEE YOUR OWN TAX ADVISOR....................................................57
VIII. GENERAL MATTERS.........................................................59
  ASSET ALLOCATION SERVICES...................................................59
  RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM....................59
  DISTRIBUTION OF CONTRACTS...................................................59
    Standard Compensation.....................................................60
    Revenue Sharing and Additional Compensation...............................60
    Differential Compensation.................................................60
  CONFIRMATION STATEMENTS.....................................................61
  REINSURANCE ARRANGEMENTS....................................................61
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE.....................A-1
APPENDIX B: QUALIFIED PLAN TYPES.............................................B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFITS.................................C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS..................D-1
APPENDIX E: OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS......................E-1
APPENDIX F: ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL
  BENEFIT RIDERS.............................................................F-1
APPENDIX U: ACCUMULATION UNIT VALUE TABLES...................................U-1

We provide additional information about the Contracts and the Separate Accounts, including information on our history, the accumulation unit value tables, services provided to the Separate Accounts and legal and regulatory matters, in Statements of Additional Information. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus, and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information applicable to your Contract without charge upon request by contacting us at the Annuities Service Center shown on page ii of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents


General Information and History................................................1
Accumulation Unit Value Tables.................................................1
Services.......................................................................1
         Independent Registered Public Accountant..............................1
         Servicing Agent.......................................................1
         Principal Underwriter.................................................1
         Special Compensation and Reimbursement Arrangements...................2
Legal and Regulatory Matters...................................................5
Appendix A: Audited Financial Statements.....................................A-1


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents


General Information and History................................................1
Accumulation Unit Value Tables.................................................1
Services.......................................................................1
         Independent Registered Public Accountant..............................1
         Servicing Agent.......................................................1
         Principal Underwriter.................................................1
         Special Compensation and Reimbursement Arrangements...................2
Legal and Regulatory Matters...................................................5
Appendix A:  Audited Financial Statements....................................A-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.


1940 ACT: The Investment Company Act of 1940, as amended.



ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.



ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.


ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant", the second person named is referred to as "co-Annuitant". The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant". The "Annuitant" is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.


ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on page ii of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6815.



ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.


ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.


BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.


CODE: The Internal Revenue Code of 1986, as amended.

COMPANY: John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The variable annuity contract offered by this Prospectus. If you purchased this annuity under a group contract, a "Contract" means the certificate issued to you under the group contract.

CONTRACT ANNIVERSARY: The anniversary of the Contract Date.

CONTRACT DATE: The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.


INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS: The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK: John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA: John Hancock Life Insurance Company (U.S.A.).

LOAN ACCOUNT: The portion of our General Account that we use for collateral for a loan under certain Qualified Contracts.


MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.





NON-QUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.


OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the Ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.



PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.



PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.


PROSPECTUS: This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT: A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.


RESET: A reduction of the Benefit Base if you take Excess Withdrawals (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").


RIDER: An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.


STEP-UP: An increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").



STEP-UP DATE: The date on which we determine whether a Step-up could occur.



SUB-ACCOUNT: A Sub-Account of a Separate Account. Each Sub-Account invests in shares of a specific Portfolio.



UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free withdrawal amount that has been taken to date.


UNPAID LOANS: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.


VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of a Separate Account that invests in shares of a specific Portfolio.



WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?


The Contract is a flexible Purchase Payment deferred combination fixed and variable annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group contract.



This Prospectus describes Contracts purchased before April 28, 2008. For these purposes, "purchase" means that you completed an application and we received it before April 28, 2008. In certain instances, your Contract may have a Contract Date after this date.



We do not authorize this Prospectus for use in connection with the purchase of a new Venture III Variable Annuity Contract on or after April 28, 2008. Although we still offer Venture III Contracts for sale, we make the offer through different prospectuses.


WHO ISSUED MY CONTRACT?

Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA may have issued the Contract in any jurisdiction except New York. John Hancock New York issues the Contract only in New York. Each Company sponsors its own Separate Account.

WHAT ARE SOME BENEFITS OF THE CONTRACT?


The Contract offers access to diversified money managers, a death benefit and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings. In most cases, no income tax will have to be paid on your earning under the Contract until these earnings are paid out. We will pay a death benefit to your Beneficiary if you die during the Accumulation Period. We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Maturity Date, the frequency of payment and the type of annuity benefit payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Period Provisions."


HOW DOES THE CONTRACT WORK?


Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.


HOW CAN I INVEST MONEY IN THE CONTRACT?


We use the term Purchase Payment to refer to the investments you make in the Contract. We required you to pay an initial Purchase Payment of at least $10,000 to purchase a Contract. Each Additional Purchase Payment must be at least $30. Generally, you may make Additional Purchase Payments at any time.



If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.



WHAT CHARGES DO I PAY UNDER THE CONTRACT?


Your Contract has asset-based charges to compensate us primarily for our administrative and distribution expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a Fixed Investment

Option. We take the deduction proportionally from each Variable Investment Options you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.


If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.


WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.


VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct
- see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select.



Allocating assets only to one or a small number of the Variable Investment Options (other than the Lifestyle or Index Allocation Trusts) should not be considered a balanced investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, including internet-related businesses, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your registered representative.



FIXED INVESTMENT OPTIONS. Currently, we currently do not make any Fixed Investment Options available, other than a DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to the Investment Account for the term of any guarantee period we may make available.


HOW CAN I CHANGE MY INVESTMENT CHOICES?

ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.


TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in the section entitled "Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.



The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.



In addition to the transfer restrictions that we impose, the John Hancock Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?


During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased:

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C:  Optional Enhanced Death Benefits

      -     Annual Step Death Benefit

      - Guaranteed Earnings Multiplier Death Benefit - not offered in New York or Washington

      -     Triple Protection Death Benefit - not offered in New York or
            Washington


Appendix D: Optional Guaranteed Minimum Withdrawal Benefits



      -     Income Plus for Life



      -     Income Plus for Life - Joint Life


      -     Principal Plus

      -     Principal Plus for Life

      -     Principal Plus for Life Plus Automatic Annual Step-up

      -     Principal Plus for Life Plus Spousal Protection


      -     Principal Returns.



If you elected to purchase any of these guaranteed minimum withdrawal benefit Riders, you may invest your Contract Value only in the Investment Options we make available for these benefits (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits"). We also reserve the right to impose additional restrictions on Investment Options at any time.


Appendix E:  Optional Guaranteed Minimum Income Benefits

      -     Guaranteed Retirement Income Program - offered by John Hancock USA

      -     Guaranteed Retirement Income Program - offered by John Hancock New
            York


CAN I CHANGE MY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



If you qualify, you may be eligible for our guaranteed minimum withdrawal benefit Rider exchange program. Please see Appendix F: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.






WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?


In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

      - full or partial withdrawals (including surrenders and systematic withdrawals);


      -     payment of any death benefit proceeds;



      -     periodic payments under one of our annuity payment options; and



      -     certain ownership changes.


How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

      -     the type of the distribution;

      -     when the distribution is made;

      - the nature of any Qualified Plan for which the Contract is being used; and

      -     the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.

A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59-1/2. Also, most Qualified Plans require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the Contract.



IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REGISTERED REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.



We provide additional information on taxes in "VIII Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.


CAN I RETURN MY CONTRACT?

In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you will receive a refund equal to the Contract Value (minus any Unpaid Loans) on the date of cancellation, and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you made. The date of cancellation is the date we receive the Contract.

WILL I RECEIVE A CONFIRMATION STATEMENT?


We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on page ii of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                 III. Fee Tables


The following tables describe the fees and expenses you paid at the time you purchased the Contract as well as the fees and expenses you pay while owning or surrendering a Venture III(R) Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "Charges and Deductions". The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).



THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.


                      CONTRACT OWNER TRANSACTION EXPENSES(1)

MAXIMUM WITHDRAWAL CHARGE
(as percentage of Purchase Payments)(2)
     First Year                               6%
     Second Year                              5%
     Third Year                               4%
     Thereafter                               0%

TRANSFER FEE(3)                            $ 25
      Maximum Fee                          $  0
      Current Fee

(1) State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment (See "VIII. General Matters - Premium Taxes").

(2) The charge is taken on a first-in, first-out basis within the specified period of years measured from the date of payment.

(3) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.



            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES



                                                                              JOHN HANCOCK USA     JOHN HANCOCK NEW YORK
ANNUAL CONTRACT FEE                                                                       $0                      $0

ANNUAL SEPARATE ACCOUNT EXPENSES(1)
Mortality and Expense Risks Fee                                                         1.25%                   1.25%
Distribution Fee                                                                        0.25%                   0.25%
Administration Fee- asset based                                                         0.15%                   0.15%
                                                                                 -----------             -----------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(1)                                               1.65%                   1.65%
(With No Optional Riders Reflected)

OPTIONAL BENEFITS

FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Annual Step Death Benefit Fee(2)                                               0.20%                   0.20%
Optional Guaranteed Earnings Multiplier Benefit Fee                                     0.20%            not offered
                                                                                 -----------             -----------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                                                  2.05%                   1.85%
(With Annual Step Death Benefit and Guaranteed Earnings Multiplier fee
reflected, as applicable)

FEES DEDUCTED FROM CONTRACT VALUE
OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS
(as a percentage of Adjusted Benefit Base)
  Income Plus for Life Series Riders - Maximum Fee                                      1.20%                   1.20%
  Income Plus for Life - Current Fee(3)                                                 0.60%                   0.60%
  Income Plus for Life - Joint Life - Current Fee(4)                                    0.60%            not offered

(as a percentage of Adjusted Guaranteed Withdrawal Balance)
  Principal Plus for Life - Maximum Fee(5)                                              0.75%                   0.75%
  Principal Plus for Life - Current Fee(5)                                              0.40%                   0.40%

  Principal Plus - Maximum Fee(6)                                                       0.75%                   0.75%
  Principal Plus - Current Fee(6)                                                       0.30%                   0.30%

  Principal Plus for Life Plus Automatic Step-up - Maximum Fee(7)                       1.20%                   1.20%
  Principal Plus for Life Plus Automatic Step-up - Current Fee(7)                       0.60%                   0.60%

  Principal Plus for Life Plus Spousal Protection - Maximum Fee(8)                      1.20%            not offered
  Principal Plus for Life Plus Spousal Protection - Current Fee(8)                      0.65%            not offered

(as a percentage of Adjusted Guaranteed Withdrawal Balance)
  Principal Returns - Maximum Fee(9)                                                    0.95%                   0.95%
 Principal Returns - Current Fee(9)                                                     0.50%                   0.50%

Optional Guaranteed Minimum Income Programs(10)
(as a percentage of Income Base)
         Guaranteed Retirement Income Program I                                  not offered                    0.30%
         Guaranteed Retirement Income Program II                                        0.45%                   0.45%
         Guaranteed Retirement Income Program III                                       0.50%            not offered

Optional Triple Protection Death Benefit(11)                                            0.50%            not offered
(as a percentage of Triple Protection Death Benefit)


(1)   A daily charge reflected as a percentage of the Variable Investment
      Options.

(2) The charge for the optional Annual Step Death Benefit is 0.05% of the value of the Variable Investment Options if you purchased the Rider from John Hancock USA prior to May 2003 or from John Hancock New York prior to August 2005.


(3) The current charge for the Income Plus for Life Rider is 0.60% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of 1.20 % if the Benefit Base is Stepped-up to equal the Contract Value.



(4) The current charge for the Income Plus for Life - Joint Life Rider is 0.60% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of 1.20 % if the Benefit Base is Stepped-up to equal the Contract Value.



(5) The current charge for the Principal Plus for Life Rider is 0.40% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 1.20% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.



(6) The current charge for the Principal Plus Rider is 0.30% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.



(7) The current charge for the Principal Plus for Life Plus Automatic Annual Step-up Rider is 0.60% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.1.20% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.



(8) The current charge for the Principal Plus for Life Plus Spousal Protection Rider is 0.65% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.



(9) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.



(10) Guaranteed Retirement Income Programs could not be purchased if you elected to purchase Principal Plus. Availability varied by state and when you purchased your Contract. See Appendix E for availability.



(11) Subject to state availability, John Hancock USA offered the Triple Protection Death Benefit from December, 2003 through December 2004. This optional benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Program II or Guaranteed Retirement Income Program III.



THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.



Total Annual Portfolio Operating Expenses                 Minimum(1)  Maximum
                                                          ----------  -------
Range of expenses that are deducted from
Portfolio assets, including management fees,
Rule 12b-1 fees, and other expenses for Contracts
issued on and after May 13, 2002                            0.74%      1.63%

Range of expenses that are deducted from
Portfolio assets, including management fees,
Rule 12b-1 fees, and other expenses for Contracts
issued  prior to May 13, 2002                               0.54%      1.63%



(1) For Contracts issued prior to May 13, 2002, the range of expenses has a lower minimum because the Separate Account invests in Class 1 Portfolio shares for certain Variable Investment Options available under those Contracts.





EXAMPLES


We provide the following examples that are intended to help you compare the costs of investing in the Contract with the costs of investing in other variable annuity contracts. These costs include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses.



JOHN HANCOCK USA VENTURE III CONTRACTS WITH OPTIONAL BENEFIT RIDERS, ISSUED AFTER MAY 1, 2006. Example 1 below assumes that you invest $10,000 in a Contract issued after July 17, 2006 with the Annual Step Death Benefit and Principal Plus for Life - Plus Automatic Annual Step-up optional Riders. Example 2 assumes that you invest $10,000 in a Contract issued between May 1, 2006 and July 16, 2006 with the Annual Step Death Benefit and Principal Plus for Life optional Riders. Both examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



Example 1. Maximum Portfolio operating expenses - John Hancock USA Contract with previously-offered optional Riders


                                                                1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                                                -------   -------   -------    --------
If you surrender the Contract at the end of the applicable
time period:                                                    $ 1,029   $ 1,826   $ 2,464    $ 5,066
If you annuitize, or do not surrender the Contract at the
end of the applicable time period:                              $   480   $ 1,460   $ 2,464    $ 5,066


Example 2. Maximum Portfolio operating expenses - John Hancock USA Contract with previously-offered optional Riders


                                                                1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                                                -------   -------   -------    --------
If you surrender the Contract at the end of the applicable
time period:                                                    $   981   $ 1,687   $ 2,223    $  4,580
If you annuitize, or do not surrender the Contract at the
end of the applicable time period:                              $   433   $ 1,317   $ 2,223    $  4,580

JOHN HANCOCK USA VENTURE III CONTRACTS WITH OPTIONAL BENEFIT RIDERS, ISSUED PRIOR TO MAY 1, 2006. Example 3 below assumes that you invest $10,000 in a Contract issued between December 8, 2003 and April 30, 2006 with the Annual Step Death Benefit, Guaranteed Earnings Multiplier Death Benefit, and Principal Plus for Life optional Riders. Example 4 assumes that you invest $10,000 in a Contract issued between May 13, 2002 and December 7, 2003 with the Annual Step Death Benefit, Guaranteed Earnings Multiplier Death Benefit and Guaranteed Retirement Income Program II optional Riders. Both examples also assume that your investment has a 5% return each year and assume the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



Example 3. Maximum Portfolio operating expenses - John Hancock USA Contract with previously-offered optional Riders


                                                                1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                                                -------   -------   -------    --------
If you surrender the Contract at the end of the applicable
time period:                                                    $ 1,000   $ 1,742   $ 2,315    $  4,746
If you annuitize, or do not surrender the Contract at the
end of the applicable time period:                              $   453   $ 1,374   $ 2,315    $  4,746


Example 4. Maximum Portfolio operating expenses - John Hancock USA Contract with previously-offered optional Riders


                                                                1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                                                -------   -------   -------    --------

If you surrender the Contract at the end of the applicable
time period:                                                    $   974   $ 1,665   $ 2,184    $  4,500
If you annuitize, or do not surrender the Contract at the
end of the applicable time period:                              $   427   $ 1,295   $ 2,184    $  4,500


JOHN HANCOCK USA VENTURE III CONTRACTS WITH NO OPTIONAL BENEFIT RIDERS. The following example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios that are available to such Contracts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



Example 5. Minimum Portfolio operating expenses - John Hancock USA Contract with no optional Riders


                                                                1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                                                -------   -------   -------    --------
If you surrender the Contract at the end of the applicable
time period:                                                    $   799   $ 1,141   $ 1,283    $  2,734
If you annuitize, or do not surrender the Contract at the
end of the applicable time period:                              $   244   $   750   $ 1,283    $  2,734


JOHN HANCOCK USA VENTURE III CONTRACTS ELIGIBLE TO INVEST IN SERIES I SHARES OF THE JOHN HANCOCK TRUST. The next two examples apply to Venture III Contracts issued prior to May 13, 2002 and assume that you invest $10,000 in a Contract and that your investment has a 5% return each year. Example 6 also assumes that we issued the Contract with three optional Riders that were available at the time: Annual Step Death Benefit, Guaranteed Earnings Multiplier and Guaranteed Retirement Income Program II. This example also assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



Example 6. Maximum Portfolio operating expenses - John Hancock USA Contract with previously-issued optional Riders (issued before May 13, 2002)


                                                                1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                                                -------   -------   -------    --------
If you surrender the Contract at the end of the applicable
time period:                                                    $   969   $ 1,652   $ 2,165    $  4,475
If you annuitize, or do not surrender the Contract at the
end of the applicable time period:                              $   422   $ 1,282   $ 2,165    $  4,475

The seventh example also applies to Contracts issued prior to May 13, 2002. This example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



Example 7. Minimum Portfolio operating expenses - John Hancock USA Contract with no optional Riders (issued before May 13, 2002)


                                                                1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                                                -------   -------   -------    --------
If you surrender the Contract at the end of the applicable
time period:                                                    $   778   $ 1,078   $ 1,172    $  2,513
If you annuitize, or do not surrender the Contract at the
end of the applicable time period:                              $   222   $   684   $ 1,172    $  2,513


JOHN HANCOCK NEW YORK VENTURE III CONTRACTS WITH OPTIONAL BENEFITS. The following example assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit and Principal Plus for Life - Plus Automatic Annual Step-up optional Riders. This example also assumes that your investment has a 5% return each year and assumes the maximum annual contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



Example 8. Maximum Portfolio operating expenses - John Hancock New York Contract with optional Riders


                                                                1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                                                -------   -------   -------    --------
If you surrender the Contract at the end of the applicable
time period:                                                    $ 1,029   $ 1,826   $ 2,464    $  5,066
If you annuitize, or do not surrender the Contract at the
end of the applicable time period:                              $   480   $ 1,460   $ 2,464    $  5,066


JOHN HANCOCK NEW YORK VENTURE III CONTRACTS WITH PREVIOUSLY-OFFERED OPTIONAL BENEFITS. The following example assumes that you invest $10,000 in a Contract with the Annual Step Death Benefit and the Guaranteed Retirement Income Program II optional benefit Rider. This example also assumes that your Contract has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



Example 9. Maximum Portfolio operating expenses - John Hancock New York Contract with previously-offered optional Riders


                                                                1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                                                -------   -------   -------    --------
If you surrender the Contract at the end of the applicable
time period:                                                    $   936   $ 1,556   $ 2,002    $  4,177
If you annuitize, or do not surrender the Contract at the
end of the applicable time period:                              $   387   $ 1,181   $ 2,002    $  4,177


JOHN HANCOCK NEW YORK VENTURE III CONTRACTS WITH NO OPTIONAL BENEFITS The next example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



Example 10. Minimum Portfolio operating expenses - John Hancock New York Contract with no optional Riders


                                                                1 YEAR    3 YEARS   5 YEARS    10 YEARS
                                                                -------   -------   -------    --------
If you surrender the Contract at the end of the applicable
time period:                                                    $   799   $ 1,141   $ 1,283    $  2,734
If you annuitize, or do not surrender the Contract at the
end of the applicable time period:                              $   244   $   750   $ 1,283    $  2,734

THE FOLLOWING TABLE DESCRIBES THE OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE. YOU SHOULD DISREGARD ANY REFERENCE TO SERIES I SHARES OF THE JOHN HANCOCK TRUST IF YOUR CONTRACT WAS ISSUED AFTER MAY 13, 2005. FOR CONTRACTS ISSUED PRIOR TO THAT DATE, WE INVEST THE ASSETS OF EACH SUB-ACCOUNT CORRESPONDING TO A JOHN HANCOCK TRUST PORTFOLIO IN SERIES I SHARES OF THAT PORTFOLIO (EXCEPT IN THE CASE OF PORTFOLIOS THAT COMMENCED OPERATIONS ON OR AFTER MAY 13, 2002.)



Not all funds are available for all versions of the Contracts. The Portfolios available may be restricted if you purchased a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits").






                                                                         ACQUIRED
                                                                      PORTFOLIO FEES       TOTAL       CONTRACTUAL          NET
                            MANAGEMENT                    OTHER             AND          OPERATING       EXPENSE         OPERATING
PORTFOLIO/SERIES               FEES       12b-1 FEES    EXPENSES         EXPENSES        EXPENSES(1)  REIMBURSEMENT       EXPENSES
---------------             ----------    ----------    --------      --------------     -----------  -------------      ---------
500 INDEX(2,3)
Series I                      0.46%         0.05%        0.03%            0.00%            0.54%          0.00%          0.54%
Series II                     0.46%         0.25%        0.03%            0.00%            0.74%          0.00%          0.74%
ACTIVE BOND(2)
Series I                      0.60%         0.05%        0.03%            0.00%            0.68%          0.00%          0.68%
Series II                     0.60%         0.25%        0.03%            0.00%            0.88%          0.00%          0.88%
ALL CAP CORE(2)
Series I                      0.77%         0.05%        0.04%            0.00%            0.86%          0.00%          0.86%
Series II                     0.77%         0.25%        0.04%            0.00%            1.06%          0.00%          1.06%
ALL CAP GROWTH(2)
Series I                      0.85%         0.05%        0.05%            0.00%            0.95%          0.00%          0.95%
Series II                     0.85%         0.25%        0.05%            0.00%            1.15%          0.00%          1.15%
ALL CAP VALUE(2)
Series I                      0.83%         0.05%        0.07%            0.00%            0.95%          0.00%          0.95%
Series II                     0.83%         0.25%        0.07%            0.00%            1.15%          0.00%          1.15%
AMERICAN FUNDAMENTAL
  HOLDINGS(4,5)
Series II                     0.05%         0.75%        0.04%            0.40%            1.24%          0.05%          1.19%
AMERICAN GLOBAL
  DIVERSIFICATION(4, 5)
Series II                     0.05%         0.75%        0.04%            0.63%            1.47%          0.05%          1.42%
BLUE CHIP GROWTH(2,6)
Series I                      0.81%         0.05%        0.02%            0.00%            0.88%          0.00%          0.88%
Series II                     0.81%         0.25%        0.02%            0.00%            1.08%          0.00%          1.08%
CAPITAL APPRECIATION(2)
Series I                      0.73%         0.05%        0.04%            0.00%            0.82%          0.00%          0.82%
Series II                     0.73%         0.25%        0.04%            0.00%            1.02%          0.00%          1.02%
CLASSIC VALUE(2)
Series II                     0.80%         0.25%        0.07%            0.00%            1.12%          0.00%          1.12%
CORE BOND(2)
Series II                     0.64%         0.25%        0.11%            0.00%            1.00%          0.00%          1.00%
CORE EQUITY(2)
Series II                     0.77%         0.25%        0.04%            0.00%            1.06%          0.00%          1.06%
EMERGING GROWTH(2)
Series II                     0.80%         0.25%        0.17%            0.00%            1.22%          0.00%          1.22%

EMERGING SMALL COMPANY(2)
Series I                      0.97%         0.05%        0.05%            0.00%            1.07%          0.00%          1.07%
Series II                     0.97%         0.25%        0.05%            0.00%            1.27%          0.00%          1.27%
EQUITY-INCOME(2,6)
Series I                      0.81%         0.05%        0.03%            0.00%            0.89%          0.00%          0.89%
Series II                     0.81%         0.25%        0.03%            0.00%            1.09%          0.00%          1.09%
FINANCIAL SERVICES(2)
Series I                      0.81%         0.05%        0.05%            0.00%            0.91%          0.00%          0.91%

                                                                         ACQUIRED
                                                                      PORTFOLIO FEES        TOTAL      CONTRACTUAL          NET
                            MANAGEMENT                    OTHER             AND           OPERATING      EXPENSE         OPERATING
PORTFOLIO/SERIES               FEES       12b-1 FEES    EXPENSES         EXPENSES         EXPENSES(1) REIMBURSEMENT       EXPENSES
---------------             ----------    ----------    --------      --------------      ----------- -------------      ---------
Series II                     0.81%         0.25%        0.05%            0.00%            1.11%          0.00%          1.11%
FRANKLIN TEMPLETON
  FOUNDING ALLOCATION(7)
Series II                     0.05%         0.25%        0.03%            0.86%            1.19%          0.05%          1.14%
FUNDAMENTAL VALUE(2)
Series I                      0.76%         0.05%        0.04%            0.00%            0.85%          0.00%          0.85%
Series II                     0.76%         0.25%        0.04%            0.00%            1.05%          0.00%          1.05%
GLOBAL(2,8,9,10)
Series I                      0.81%         0.05%        0.11%            0.00%            0.97%          0.01%          0.96%
Series II                     0.81%         0.25%        0.11%            0.00%            1.17%          0.01%          1.16%
GLOBAL ALLOCATION(2)
Series I                      0.85%         0.05%        0.11%            0.05%            1.06%          0.00%          1.06%
Series II                     0.85%         0.25%        0.11%            0.05%            1.26%          0.00%          1.26%
GLOBAL BOND(2)
Series I                      0.70%         0.05%        0.11%            0.00%            0.86%          0.00%          0.86%
Series II                     0.70%         0.25%        0.11%            0.00%            1.06%          0.00%          1.06%
HEALTH SCIENCES(2,6)
Series I                      1.05%         0.05%        0.09%            0.00%            1.19%          0.00%          1.19%
Series II                     1.05%         0.25%        0.09%            0.00%            1.39%          0.00%          1.39%
HIGH INCOME(2)
Series II                     0.68%         0.25%        0.04%            0.00%            0.97%          0.00%          0.97%
HIGH YIELD(2)
Series I                      0.66%         0.05%        0.04%            0.00%            0.75%          0.00%          0.75%
Series II                     0.66%         0.25%        0.04%            0.00%            0.95%          0.00%          0.95%
INCOME & VALUE(2)
Series I                      0.80%         0.05%        0.06%            0.00%            0.91%          0.00%          0.91%
Series II                     0.80%         0.25%        0.06%            0.00%            1.11%          0.00%          1.11%
INDEX ALLOCATION(11)
Series II                     0.05%         0.25%        0.03%            0.53%            0.86%          0.06%          0.80%
INTERNATIONAL CORE(2)
Series I                      0.89%         0.05%        0.13%            0.00%            1.07%          0.00%          1.07%
Series II                     0.89%         0.25%        0.13%            0.00%            1.27%          0.00%          1.27%
INTERNATIONAL EQUITY
  INDEX A(2,3)
Series I                      0.53%         0.05%        0.03%            0.01%            0.62%          0.01%          0.61%
Series II                     0.53%         0.25%        0.03%            0.01%            0.82%          0.01%          0.81%
INTERNATIONAL
  OPPORTUNITIES(2)
Series II                     0.87%         0.25%        0.12%            0.00%            1.24%          0.00%          1.24%
INTERNATIONAL SMALL CAP(2)
Series I                      0.91%         0.05%        0.21%            0.00%            1.17%          0.00%          1.17%
Series II                     0.91%         0.25%        0.21%            0.00%            1.37%          0.00%          1.37%
INTERNATIONAL VALUE(2,8)
Series I                      0.81%         0.05%        0.16%            0.00%            1.02%          0.02%          1.00%
Series II                     0.81%         0.25%        0.16%            0.00%            1.22%          0.02%          1.20%
INVESTMENT QUALITY BOND(2)
Series I                      0.59%         0.05%        0.07%            0.00%            0.71%          0.00%          0.71%
Series II                     0.59%         0.25%        0.07%            0.00%            0.91%          0.00%          0.91%
LARGE CAP(2)
Series I                      0.71%         0.05%        0.04%            0.00%            0.80%          0.01%          0.79%
Series II                     0.71%         0.25%        0.04%            0.00%            1.00%          0.00%          1.00%
LARGE CAP VALUE(2)
Series II                     0.81%         0.25%        0.04%            0.00%            1.10%          0.00%          1.10%

                                                                         ACQUIRED
                                                                      PORTFOLIO FEES        TOTAL      CONTRACTUAL          NET
                            MANAGEMENT                    OTHER             AND           OPERATING      EXPENSE         OPERATING
PORTFOLIO/SERIES               FEES       12b-1 FEES    EXPENSES         EXPENSES         EXPENSES(1) REIMBURSEMENT       EXPENSES
---------------             ----------    ----------    --------      --------------      ----------- -------------      ---------
LIFESTYLE AGGRESSIVE
Series I                      0.04%         0.05%        0.02%            0.87%            0.98%          0.00%          0.98%
Series II                     0.04%         0.25%        0.02%            0.87%            1.18%          0.00%          1.18%
LIFESTYLE BALANCED
Series I                      0.04%         0.05%        0.02%            0.82%            0.93%          0.00%          0.93%
Series II                     0.04%         0.25%        0.02%            0.82%            1.13%          0.00%          1.13%
LIFESTYLE CONSERVATIVE
Series I                      0.04%         0.05%        0.02%            0.76%            0.87%          0.00%          0.87%
Series II                     0.04%         0.25%        0.02%            0.76%            1.07%          0.00%          1.07%
LIFESTYLE GROWTH
Series I                      0.04%         0.05%        0.02%            0.85%            0.96%          0.00%          0.96%
Series II                     0.04%         0.25%        0.02%            0.85%            1.16%          0.00%          1.16%
LIFESTYLE MODERATE
Series I                      0.04%         0.05%        0.02%            0.80%            0.91%          0.00%          0.91%
Series II                     0.04%         0.25%        0.02%            0.80%            1.11%          0.00%          1.11%
MID CAP INDEX(2,3)
Series I                      0.47%         0.05%        0.03%            0.00%            0.55%          0.01%          0.54%
Series II                     0.47%         0.25%        0.03%            0.00%            0.75%          0.01%          0.74%
MID CAP INTERSECTION(2)
Series II                     0.87%         0.25%        0.06%            0.00%            1.18%          0.00%          1.18%
MID CAP STOCK(2)
Series I                      0.84%         0.05%        0.05%            0.00%            0.94%          0.01%          0.93%
Series II                     0.84%         0.25%        0.05%            0.00%            1.14%          0.01%          1.13%
MID CAP VALUE(2)
Series I                      0.85%         0.05%        0.05%            0.00%            0.95%          0.00%          0.95%
Series II                     0.85%         0.25%        0.05%            0.00%            1.15%          0.00%          1.15%
MONEY MARKET(2)
Series I                      0.48%         0.05%        0.03%            0.00%            0.56%          0.01%          0.55%
Series II                     0.48%         0.25%        0.03%            0.00%            0.76%          0.01%          0.75%
NATURAL RESOURSES(2)
Series II                     1.00%         0.25%        0.08%            0.00%            1.33%          0.00%          1.33%
OPTIMIZED ALL CAP(2)
Series II                     0.71%         0.25%        0.04%            0.00%            1.00%          0.00%          1.00%
OPTIMIZED VALUE(2)
Series II                     0.65%         0.25%        0.04%            0.00%            0.94%          0.00%          0.94%
PACIFIC RIM(2)
Series I                      0.80%         0.05%        0.27%            0.00%            1.12%          0.01%          1.11%
Series II                     0.80%         0.25%        0.27%            0.00%            1.32%          0.01%          1.31%
REAL ESTATE SECURITIES(2)
Series I                      0.70%         0.05%        0.03%            0.00%            0.78%          0.00%          0.78%
Series II                     0.70%         0.25%        0.03%            0.00%            0.98%          0.00%          0.98%
REAL RETURN BOND(2,12,13)
Series II                     0.68%         0.25%        0.06%            0.00%            0.99%          0.00%          0.99%
SCIENCE & TECHNOLOGY (2,6)
Series I                      1.05%         0.05%        0.09%            0.00%            1.19%          0.00%          1.19%
Series II                     1.05%         0.25%        0.09%            0.00%            1.39%          0.00%          1.39%
SMALL CAP(2)
Series II                     0.85%         0.25%        0.07%            0.01%            1.18%          0.00%          1.18%
SMALL CAP GROWTH(2)
Series I                      1.07%         0.05%        0.06%            0.00%            1.18%          0.01%          1.17%
Series II                     1.07%         0.25%        0.06%            0.00%            1.38%          0.01%          1.37%
SMALL CAP INDEX(2,3)

                                                                         ACQUIRED
                                                                      PORTFOLIO FEES        TOTAL      CONTRACTUAL          NET
                            MANAGEMENT                    OTHER             AND           OPERATING      EXPENSE         OPERATING
PORTFOLIO/SERIES               FEES       12b-1 FEES    EXPENSES         EXPENSES         EXPENSES(1) REIMBURSEMENT       EXPENSES
---------------             ----------    ----------    --------      --------------      ----------- -------------      ---------
Series I                      0.48%         0.05%        0.03%            0.00%            0.56%          0.00%          0.56%
Series II                     0.48%         0.25%        0.03%            0.00%            0.76%          0.00%          0.76%
SMALL CAP OPPORTUNITIES(2)
Series I                      0.99%         0.05%        0.04%            0.00%            1.08%          0.00%          1.08%
Series II                     0.99%         0.25%        0.04%            0.00%            1.28%          0.00%          1.28%
SMALL CAP VALUE(2)
Series II                     1.06%         0.25%        0.05%            0.00%            1.36%          0.00%          1.36%
SMALL COMPANY(2)
Series II                     1.04%         0.25%        0.34%            0.00%            1.63%          0.00%          1.63%
SMALL COMPANY VALUE(2,6)
Series I                      1.02%         0.05%        0.04%            0.00%            1.11%          0.00%          1.11%
Series II                     1.02%         0.25%        0.04%            0.00%            1.31%          0.00%          1.31%
STRATEGIC BOND(2)
Series I                      0.67%         0.05%        0.07%            0.00%            0.79%          0.00%          0.79%
Series II                     0.67%         0.25%        0.07%            0.00%            0.99%          0.00%          0.99%
STRATEGIC INCOME(2)
Series II                     0.69%         0.25%        0.09%            0.00%            1.03%          0.00%          1.03%
TOTAL RETURN(2,9,13)
Series I                      0.69%         0.05%        0.06%            0.00%            0.80%          0.00%          0.80%
Series II                     0.69%         0.25%        0.06%            0.00%            1.00%          0.00%          1.00%
TOTAL STOCK MARKET
  INDEX(2,3)
Series I                      0.48%         0.05%        0.04%            0.00%            0.57%          0.01%          0.56%
Series II                     0.48%         0.25%        0.04%            0.00%            0.77%          0.01%          0.76%
U.S. CORE(2)
Series I                      0.76%         0.05%        0.05%            0.00%            0.86%          0.01%          0.85%
Series II                     0.76%         0.25%        0.05%            0.00%            1.06%          0.01%          1.05%
U.S. GOVERNMENT
  SECURITIES(2)
Series I                      0.61%         0.05%        0.07%            0.00%            0.73%          0.00%          0.73%
Series II                     0.61%         0.25%        0.07%            0.00%            0.93%          0.00%          0.93%
U.S. HIGH YIELD BOND(2)
Series II                     0.73%         0.25%        0.05%            0.00%            1.03%          0.01%          1.02%
U.S. LARGE CAP(2)
Series I                      0.82%         0.05%        0.03%            0.00%            0.90%          0.00%          0.90%
Series II                     0.82%         0.25%        0.03%            0.00%            1.10%          0.00%          1.10%
UTILITIES(2)
Series I(4)                   0.82%         0.05%        0.15%            0.00%            1.02%          0.01%          1.01%
Series II(4)                  0.82%         0.25%        0.15%            0.00%            1.22%          0.01%          1.21%
VALUE(2)
Series I                      0.74%         0.05%        0.04%            0.00%            0.83%          0.00%          0.83%
Series II                     0.74%         0.25%        0.04%            0.00%            1.03%          0.00%          1.03%
FAM VARIABLE SERIES
  FUNDS, INC.:
BlackRock Basic Value
  V.I. Fund                   0.60%         0.15%        0.07%(23,24)     0.00%            0.82%          0.00%          0.82%
BlackRock Global
  Allocation V.I. Fund        0.65%         0.15%        0.13%(24)        0.04%            0.97%(17)      0.00%          0.97%
BlackRock Value
  Opportunities V.I.
  Fund                        0.75%         0.15%        0.09%(24)        0.01%            1.00%(17)      0.00%          1.00%
PIMCO VARIABLE
  INSURANCE TRUST
  (CLASS M):
VIT All Asset Portfolio       0.175%        0.25%        0.45%(18)        0.69%(19)       1.565%(20)      0.02%(21, 22) 1.545%

                                     FEEDER FUND                                                    MASTER FUND
-------------------------------------------------------------------------------------- --------------------------------------------
                                                                                                                            TOTAL
                                                                                                                            MASTER
                                                                                                                             FUND
                                                                                                                TOTAL         AND
                                                                                 NET                            MASTER        NET
                                                     TOTAL      CONTRACTUAL   PORTFOLIO                        FUND AND     FEEDER
                    MANAGEMENT              OTHER  OPERATING      EXPENSE     OPERATING MANAGEMENT  OTHER    FEEDER FUND     FUND
 PORTFOLIO/SERIES      FEES    12b-1 FEES EXPENSES EXPENSES(1) REIMBURSEMENT   EXPENSES  FEES (15)  EXPENSES   EXPENSES    EXPENSES
AMERICAN ASSET
  ALLOCATION(16)
Series II             0.00%      0.75%      0.04%    0.79%        0.01%        0.78%      0.31%     0.01%       1.11%       1.10%
AMERICAN BLUE
  CHIP INCOME &
  GROWTH
Series II             0.00%      0.75%      0.03%    0.78%        0.00%        0.78%      0.41%     0.01%       1.20%       1.20%
AMERICAN BOND(16)
Series II             0.00%      0.75%      0.02%    0.77%        0.00%        0.77%      0.40%     0.01%       1.18%       1.18%
AMERICAN GLOBAL
  GROWTH(16)
Series II             0.00%      0.75%      0.06%    0.81%        0.03%        0.78%      0.53%     0.02%       1.36%       1.33%
AMERICAN GLOBAL
  SMALL
  CAPITALIZATION(16)
Series II             0.00%      0.75%      0.11%    0.86%        0.08%        0.78%      0.70%     0.03%       1.59%       1.51%
AMERICAN GROWTH
Series II             0.00%      0.75%      0.02%    0.77%        0.00%        0.77%      0.32%     0.01%       1.10%       1.10%
AMERICAN
  GROWTH-INCOME
Series II             0.00%      0.75%      0.02%    0.77%        0.00%        0.77%      0.26%     0.01%       1.04%       1.04%
AMERICAN HIGH-
  INCOME BOND(16)
Series II             0.00%      0.75%      0.21%    0.96%        0.18%        0.78%      0.47%     0.01%       1.44%       1.26%
AMERICAN
  INTERNATIONAL
Series II             0.00%      0.75%      0.02%    0.77%        0.00%        0.77%      0.49%     0.03%       1.29%       1.29%
AMERICAN NEW
  WORLD(16)
Series II             0.00%      0.75%      0.13%    0.88%        0.10%        0.78%      0.76%     0.06%       1.70%       1.60%



FOOTNOTES TO EXPENSE TABLE:



(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies (each, an "Acquired Portfolio"). The Total Portfolio Annual Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Portfolio fees and expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.



(2) Effective January 1, 2006, the Adviser has contractually agreed to waive its management fee for certain Portfolios of JHT or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. The Reimbursement will remain in effect until May 1, 2009.



(3) The Adviser has agreed to reduce its advisory fee for a class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. This voluntary expense limitation may be terminated at any time.



(4) For Portfolios that have not started operations or have operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses expected to be incurred over the next year.



(5) The management fee of 0.05% of average annual net assets is being waived until May 1, 2010.



(6) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, and Small Company Value Trust. This waiver is based on the combined average daily net assets of these Portfolios and other JHT Portfolios and certain funds of John Hancock Funds II (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory Fee) as of November 1, 2006 is as follows: 0.00% for the First $750 million, 5.0% for the Next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each T. Rowe Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser.

(7) The Adviser has contractually agreed to limit fund expenses to 0.025% until May 1, 2010. Portfolio expenses include advisory fees and other operating expenses of the fund but exclude 12b-1fees, underlying fund expenses, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



(8) The Adviser has contractually agreed to waive its advisory fee so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until May 1, 2010.



(9) The advisory fees rate shown reflects the new tier schedule that is currently in place.



(10) The Adviser has contractually agreed to reduce its advisory fee for a class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed the Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Portfolio.



(11) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses include all expenses of the Portfolio except Rule 12b-1 fees, underlying Portfolio expenses, class specific expenses such as blue sky and transfer agency feeds, portfolio brokerage, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.



(12) The advisory fees were changed during the previous fiscal year. Rates shown reflect what the advisory fees would have been during the fiscal year 2007 had the new rates been in effect for the whole year.



(13) "Other Expenses" reflects the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.



(14) The Adviser has agreed to limit portfolio level expenses to 0.71%. Portfolio level expenses consist of operating expenses of the portfolio, excluding, 12b-1 advisory fees, transfer agent fees, blue-sky, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This voluntary expense limitation may be terminated at any time.



(15) Capital Research Management Company (the adviser to the master fund for each of the JHT Feeder Funds) is waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds prospectus or annual report for further information.



(16) The Adviser has contractually limited other portfolio level expenses to 0.03% until May 1, 2010. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, Rule 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



(17) The Total Portfolio Operating Expenses do not correlate to the ratio of expenses to average net assets given in the Portfolio's most recent annual report, which does not include Acquired Portfolio Fund Fees and Expenses.



(18) "Other Expenses" reflects an administrative fee of 0.25% and service fees of 0.20%.



(19) Acquired Portfolio Fees and Expenses (underlying Portfolio Expenses) for the Portfolio are based upon an allocation of the Portfolio's assets among the underlying Portfolio and upon the total annual operating expenses of the Institutional Class shares of these underlying Portfolios. Acquired Portfolio Fees and Expenses (underlying Portfolio Expense) will vary with changes in the expenses of the underlying Portfolio, as well as allocation of the Portfolio's assets, and may be higher or lower than those shown above. For a listing of the expenses associated with each underlying Portfolio for the most recent fiscal year, please see the Annual Underlying Portfolio Expenses table in the Portfolio's prospectus.



(20) The Total Annual Portfolio Operating Expenses do not match the Ratio of Expenses to Average Net Assets of the Portfolio, as set forth in the "Financial Highlights" table of the Portfolio's prospectus, because the Ratio of Expenses to Average Net Assets reflects the operating expenses of the Portfolio and does not include underlying Portfolio Expenses.



(21) PIMCO has contractually agreed, for the All Asset Portfolio's current fiscal year, to reduce its advisory fee to the extent that the underlying Portfolio Expenses attributable to advisory and administrative fees exceed 0.64% of the total assets invested in underlying Portfolios. PIMCO may recoup these waivers in future periods, not exceeding three years, provided total expenses, including such recoupment, do not exceed the annual expense limit.



(22) The Expense Reduction, as described in footnote 21 above, is implemented based on a calculation of underlying Portfolio Expenses attributable to advisory and administrative fees that is different from the calculation of Acquired Portfolio Fees and Expenses (underlying Portfolio Expenses) listed in the table above and described in footnote 19. Please see the Management of the Portfolios -- Fund-of-Funds Fees section of the Portfolio's prospectus for additional information.



(23) "Other Expenses" includes Acquired Portfolio Fees and Expenses, which are less than 0.01%.



(24) "Other Expenses" includes transfer agency fees. PFPC Inc., an affiliate of the Investment Adviser, provides transfer agency services to the Portfolio. The Portfolio pays a fee for these services. The Investment Adviser or its affiliates also provide certain accounting services to the Portfolio and the Portfolio reimburses the Investment Adviser or its affiliates for these services.




We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

LOCATION OF FINANCIAL STATEMENTS. Our financial statements and those of the respective Separate Account may be found in the Statements of Additional Information.

IV. General Information About Us, the Separate Accounts and the Portfolios


THE COMPANIES

We are subsidiaries of Manulife Financial Corporation.

Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.


John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.



John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.


The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

John Hancock USA and John Hancock New York have received the following ratings from independent rating agencies:

AAA                     Extremely strong financial security characteristics; 1st
Standard & Poor's       category of 21


A++                     Superior companies have a very strong ability to meet
A.M. Best               their obligations; 1st category of 16


AA+                     Very strong capacity to meet policyholder and contract
Fitch                   obligations; 2nd category of 24

John Hancock USA has also received the following rating from Moody's:


Aa1                      Excellent in financial strength;
Moody's                  2nd category of 21



These ratings, which are current as of the date of this Prospectus and are subject to change, are assigned as a measure of John Hancock USA's and John Hancock New York's ability to honor any guarantees provided by the Contract and any applicable optional Riders, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Portfolio.



With respect to the fixed portion of the Contracts issued by John Hancock USA, The Manufacturers Life Insurance Company unconditionally guarantees to make funds available to John Hancock USA for the timely payment of contractual claims under certain John Hancock USA Fixed Annuity contracts pursuant to a Guarantee Agreement dated March 31, 1996. The guarantee may be terminated by The Manufacturers Life Insurance Company upon notice to John Hancock USA. Termination will not affect The Manufacturers Life Insurance Company's continuing liability with respect to all Fixed Annuity contracts and Fixed Investment Options issued by John Hancock USA prior to the termination of the guarantee except if:

- the liability to pay contractual claims under the contracts is assumed by another insurer; or

- we are sold and the buyer's guarantee is substituted for The Manufacturers Life Insurance Company's guarantee.


When you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period.


THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.


You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.



For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as "The Manufacturers Life Insurance Company (U.S.A.)," became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its Contracts. The merger had no other effects on the terms and conditions of Contracts issued prior to January 1, 2002.



For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.


The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Accounts may not be charged with liabilities arising out of any of the respective Company's business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.


We registered the Separate Accounts with the SEC under the 1940 Act as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.



THE PORTFOLIOS



When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Accounts and it invests in shares of a corresponding Portfolio of:


-     the John Hancock Trust; or

- the PIMCO Variable Insurance Trust with respect to the "PIMCO VIT All Asset Portfolio"; or

- for certain John Hancock USA Contracts issued before January 28, 2002, the BlackRock Variable Series Funds, Inc. with respect to the "BlackRock Basic Value V.I. Fund," the "BlackRock Value Opportunities V.I. Fund" and the "BlackRock Global Allocation V.I. Fund".


THE PORTFOLIOS IN THE SEPARATE ACCOUNT ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other variable annuity contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.

Investment Management


The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNT.



The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.



The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.



The All Asset Portfolio of the PIMCO Trust receives investment advisory services from Pacific Investment Management Company LLC ("PIMCO") and pays investment management fees to PIMCO.



The BlackRock Basic Value V.I. Fund, BlackRock Value Opportunities V.I. Fund, and the BlackRock Global Allocation V.I. Fund receive investment advisory services from BlackRock Advisors, LLC. BlackRock Advisors, LLC has retained BlackRock Investment Management, LLC ("BIM"), an affiliate, to act as the investment sub-adviser to the BlackRock Basic Value V.I. Fund and the BlackRock Value Opportunities V.I. Fund and BlackRock Asset Management U.K. Limited ("BAM UK"), an affiliate, to act as the investment sub-adviser to the BlackRock Global Allocation V.I. Fund and may pay BIM and BAM UK a portion of the annual management fee it receives from each respective Portfolio.



If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).



Portfolio Expenses



The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2007, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.



The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. In addition, compensation payments of up to 0.45% of assets may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American" Funds of the John Hancock Trust for the marketing support services it provides (see "Distribution of Contracts"). Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.


Funds-of-Funds and Master-Feeder Funds


Each of the John Hancock Trust's American Fundamental Holdings, American Global Diversification, Index Allocation, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios ("JHT Funds of Funds") is a "fund-of funds" that invest in other underlying Portfolios. Expenses for a fund-of-funds may be higher than that for other Portfolios because a fund-of-funds bears its own expenses and indirectly bears its proportionate share of expenses of the underlying Portfolios in which it invests. The prospectus for each of the JHT Funds of Funds contains a description of the underlying Portfolios for that Portfolio, including expenses and associated investment risks.

Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High - Income Bond, American International, and American New World Trust ("JHT American Funds") invests in Series 1 or Series 2 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that the each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.75% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.



Portfolio Investment Objectives and Strategies



You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.






                               JOHN HANCOCK TRUST
    We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: "Optional Guaranteed Minimum
                             Withdrawal Benefits").



INVESCO AIM CAPITAL MANAGEMENT, INC.

  All Cap Growth        Seeks  long-term capital appreciation. To do this, the
  Trust                 Portfolio invests principally in common stocks of
                        companies likely to benefit from new or innovative
                        products, services or processes as
                        well as those that have experienced above-average,
                        long-term growth in earnings and have excellent
                        prospects for future growth.

AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.

  Small Company Trust   Seeks long-term capital growth. To do this, the
                        Portfolio invests at least 80% of its net assets in
                        stocks of small U.S. companies.

BLACKROCK INVESTMENT MANAGEMENT, LLC

  Large Cap Value Trust Seeks long-term growth of capital. To do this, the
                        Portfolio invests at least 80% of its net assets in equity securities of large cap U.S. companies with strong relative earnings growth, earnings quality and good relative valuation.

CAPITAL GUARDIAN TRUST COMPANY

  Income & Value Trust  Seeks the balanced accomplishment of (a) conservation of principal and (b) long-term growth of capital and income. To do this, the Portfolio invests its assets in both equity and fixed income securities based on the expected returns of the portfolios.

  U.S. Large Cap Trust  Seeks long-term growth of capital and income. To do this, the Portfolio invests at least 80% of its net assets in equity and equity-related securities of quality large-cap U.S. companies that will outperform their peers over time.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance
Series) - ADVISER TO MASTER FUND

  American Asset        Seeks to provide high total return (including income and
  Allocation Trust      capital gains) consistent with preservation of capital
                        over the long term. To do this, the Portfolio invests
                        all of its assets in the master fund, Class 1 shares of
                        the American Funds Insurance Series Asset Allocation
                        Fund, which invests in a diversified portfolio of common
                        stocks and other equity securities, bonds and other
                        intermediate and long-term debt securities, and money
                        market instruments.

  American Blue Chip    Seeks to produce income exceeding the average yield on
  Income and Growth     U.S. stocks generally and to provide an opportunity for
  Trust                 growth of principal consistent with sound common stock
                        investing. To do this, the Portfolio invests all of its
                        assets in the master fund, Class 1 shares of the
                        American Funds Insurance Series Blue Chip Income and
                        Growth Fund, which invests primarily in common stocks of
                        larger, more established companies based in the U.S.

  American Bond Trust   Seeks to maximize current income and preserve capital.
                        To do this, the Portfolio invests all of its assets in
                        the master fund, Class 1 shares of the American Funds
                        Insurance Series Bond Fund, which invests at least 80%
                        of its assets in bonds, with at least 65% in
                        investment-grade debt securities and up to 35% in lower
                        rated fixed income securities.

  American Global       Seeks to make shareholders' investment grow over time.
  Growth Trust          To do this, the Portfolio invests all of its assets in
                        the master fund, Class 1 shares of the American Funds
                        Insurance Series Global Growth Fund, which invests
                        primarily in common stocks of companies located around
                        the world.

  American Global       Seeks to make the shareholders' investment grow over
  Small Capitalization  time. To do this, the Portfolio invests all of its
  Trust                 assets in the master fund, Class 1 shares of the
                        American Funds Insurance Series Global Small
                        Capitalization Fund, which invests primarily in stocks
                        of smaller companies located around the world.

  American Growth       Seeks to make the shareholders' investment grow. To do
  Trust                 this, the Portfolio invests all of its assets in the
                        master fund, Class 1 shares of the American Funds
                        Insurance Series Growth Fund, which invests primarily in
                        common stocks of companies that appear to offer superior
                        opportunities for growth of capital.

  American Growth-      Seeks to make the shareholders' investments grow and to
  Income Trust          provide the shareholder with income over time. To do
                        this, the Portfolio invests all of its assets in the
                        master fund, Class 1 shares of the American Funds
                        Insurance Series Growth-Income Fund, which invests
                        primarily in common stocks or other securities that
                        demonstrate the potential for appreciation and/or
                        dividends.

  American High-        Seeks to provide a high level of current income and,
  Income Bond Trust     secondarily, capital appreciation. To do this, the
                        Portfolio invests all of its assets in the master fund,
                        Class 1 shares of the American Funds Insurance Series
                        High-Income Bond Fund, which invests at least 65% of its
                        assets in higher yielding and generally lower quality
                        debt securities.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance
Series) - ADVISER TO MASTER FUND - CONTINUED

  American              Seeks to make the shareholders' investment grow. To do
  International Trust   this, the Portfolio invests all of its assets in the
                        master fund, Class 1 shares of the American Funds
                        Insurance Series International Fund, which invests
                        primarily in common stocks of companies located outside
                        the United States.

  American New World    Seeks to make the shareholders' investment grow over
  Trust                 time. To do this, the Portfolio invests all of its
                        assets in the master fund, Class 1 shares of the
                        American Funds Insurance Series New World Fund, which
                        invests primarily in stocks of companies with
                        significant exposure to countries with developing
                        economies and/or markets.

DAVIS SELECTED ADVISERS, L.P.

  Financial Services    Seeks growth of capital. To do this, the Portfolio
  Trust                 invests at least 80% of its net assets in companies that
                        are principally engaged in financial services.

  Fundamental Value     Seeks growth of capital. To do this, the Portfolio
  Trust                 invests primarily in common stocks of U.S. companies
                        with durable business models that can be purchased at
                        attractive valuations relative to their
                        intrinsic value.

DECLARATION MANAGEMENT & RESEARCH LLC

  Active Bond Trust(1)  Seeks income and capital appreciation. To do this, the
                        Portfolio invests at least 80% of its net assets in a diversified mix of debt securities and instruments with maturity durations of approximately 4 to 6 years.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")

  All Cap Core Trust    Seeks long-term growth of capital. To do this, the
                        Portfolio invests in common stocks and other equity
                        securities within all asset classes (small-, mid- and
                        large-cap), which may be listed on securities exchanges,
                        traded in various over the counter markets or have no
                        organized markets. The Portfolio may also invest in U.S.
                        Government securities.

  Real Estate           Seeks to achieve a combination of long-term capital
  Securities Trust(2)   appreciation and current income. To do this, the
                        Portfolio invests at least 80% of its net assets in
                        equity securities of REITs and real estate companies.

FRANKLIN TEMPLETON INVESTMENTS CORP.

  International Small   Seeks long-term capital appreciation. To do this, the
  Cap Trust             Portfolio invests at least 80% of its net assets in
                        securities issued by foreign small-cap companies
                        including in emerging markets.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC

  International Core    Seeks high total return. To do this, the Portfolio
  Trust                 invests at least 80% of its total assets in a
                        diversified portfolio of equity investments
                        from developed markets outside the U.S.

  U.S. Core Trust       Seeks a high total return. To do this, the Portfolio
                        invests at least 80% of its net assets in investments
                        tied economically to the U.S., and which are undervalued
                        or have improving fundamentals.

INDEPENDENCE INVESTMENT LLC

  Small Cap Trust       Seeks maximum capital appreciation consistent with
                        reasonable risk to principal. To do this, the Portfolio
                        invests at least 80% of its net assets in equity
                        securities of small-cap companies.

JENNISON ASSOCIATES LLC

  Capital               Seeks long-term growth of capital. To do this, the
  Appreciation Trust    Portfolio invests at least 65% of its total assets in
                        equity and equity-related securities of companies that
                        are attractively valued and have above-average growth
                        prospects.

LEGG MASON CAPITAL MANAGEMENT, INC.

  Core Equity Trust     Seeks long-term capital growth. To do this, the
                        Portfolio invests at least 80% of its net assets in
                        equity securities that offer the potential for capital
                        growth by purchasing securities at large discounts
                        relative to their intrinsic value.

LORD, ABBETT & CO. LLC

  All Cap Value Trust   Seeks capital appreciation. To do this, the Portfolio
                        invests at least 50% of its net assets in equity
                        securities of large, seasoned U.S. and multinational
                        companies that are believed to be undervalued. The
                        Portfolio invests the remainder of its
                        assets in undervalued mid-sized and small company
                        securities.

  Mid Cap Value Trust   Seeks capital appreciation. To do this, the Portfolio
                        invests at least 80% of its net assets in stocks of
                        mid-sized companies that have the potential for
                        significant market appreciation due to growing
                        recognition of improvement in their financial results or
                        anticipation of such improvement.

MARSICO CAPITAL MANAGEMENT, LLC

  International         Seeks long-term growth of capital. To do this, the
  Opportunities Trust   Portfolio invests at least 65% of its total assets in
                        common stocks of at least three different foreign
                        companies of any size that are selected for
                        their long-term growth potential.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

  Utilities Trust       Seeks capital growth and current income (income above
                        that available from the Portfolio invested entirely in
                        equity securities). To do this, the Portfolio invests at
                        least 80% of its net assets in equity and debt
                        securities of domestic and foreign companies (including
                        emerging markets) in the utilities industry.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED

  500 Index Trust       Seeks to approximate the aggregate total return of a
                        broad-based U.S. domestic equity market index. To do
                        this, the Portfolio invests at least 80% of its net
                        assets in the common stocks in the S&P 500(R) index and
                        securities that as a group will behave in a manner
                        similar to the index. (3)

  American              Seeks long term growth of capital. To do this, the
  Fundamental           Portfolio invests primarily in four funds of the
  Holdings Trust        American Funds Insurance Series: Bond Fund, Growth Fund,
                        Growth-Income Fund, and International Fund. The
                        Portfolio is permitted to invest in six other funds of
                        the American Funds Insurance Series as well as other
                        funds, investment companies, and other types of
                        investments.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED - CONTINUED

  American Global       Seeks long term growth of capital. To do this, the
  Diversification       Portfolio invests primarily in five funds of the
  Trust                 American Funds Insurance Series: Bond Fund, Global
                        Growth Fund, Global Small Capitalization Fund,
                        High-Income Bond Fund, and New World Fund. The Portfolio
                        is permitted to invest in five other funds of the
                        American Funds Insurance Series as well as other funds,
                        investment companies, and other types of investments.

  Franklin Templeton    Seeks long-term growth of capital. To do this, the Fund
  Founding Allocation   invests primarily in three underlying Portfolios: Global
  Trust                 Trust, Income Trust and Mutual Shares Trust. The
                        Portfolio is a fund of funds and is also authorized to
                        invest in other underlying Portfolios and investment companies.

  Index Allocation      Seeks long term growth of capital. Current income is
  Trust                 also a consideration. To do this, the Portfolio invests
                        approximately 70% of its total assets in underlying
                        Portfolios which invest primarily in equity securities
                        and approximately 30% of its total assets in underlying
                        Portfolios which invest primarily in fixed income
                        securities.

  Lifestyle             Seeks long-term growth of capital. Current income is not
  Aggressive Trust (4)  a consideration. To do this, the Portfolio invests 100%
                        of its assets in underlying Portfolios which invest
                        primarily in  equity securities.

  Lifestyle Balanced    Seeks a balance between a high level of current income
  Trust (4)             and growth of capital, with a greater emphasis on growth
                        of capital. To do this, the Portfolio invests
                        approximately 40% of its assets in underlying Portfolios
                        which invest primarily in fixed income securities, and
                        approximately 60% in underlying Portfolios which invest
                        primarily in equity securities.

  Lifestyle             Seeks a high level of current income with some
  Conservative Trust    consideration given to growth of capital. To do this,
  (4)                   the Portfolio invests approximately 80% of its assets in
                        underlying Portfolios which invest primarily in fixed
                        income securities, and approximately 20% in underlying
                        Portfolios which invest primarily in equity securities.

  Lifestyle Growth      Seeks long-term growth of capital. Current income is
  Trust (4)             also a consideration. To do this, the Portfolio invests
                        approximately 20% of its assets in underlying Portfolios
                        which invest primarily in fixed income securities, and
                        approximately 80% in underlying Portfolios which invest
                        primarily in equity securities.

  Lifestyle Moderate    Seeks a balance between a high level of current income
  Trust (4)             and growth of capital, with a greater emphasis on
                        income. To do this, the Portfolio invests approximately
                        60% of its assets in underlying Portfolios which invest
                        primarily in fixed income securities, and approximately
                        40% in underlying Portfolios which invest primarily in
                        equity securities.

  Mid Cap Index Trust   Seeks to approximate the aggregate total return of a mid
                        cap U.S. domestic equity market index. To do this, the
                        Portfolio invests at least 80% of its net assets in the
                        common stocks in the S&P MidCap 400(R) index(3) and
                        securities that as a group behave in a manner similar to
                        the index.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED - CONTINUED

  Money Market Trust    Seeks to obtain maximum current income consistent with
                        preservation of principal and liquidity. To do this, the
                        Portfolio invests in high quality, U.S. dollar
                        denominated  money market instruments.

  Pacific Rim Trust     Seeks to achieve long-term growth of capital. To do
                        this, the Portfolio invests at least 80% of its net
                        assets in common stocks and equity-related securities of
                        established, larger-capitalization non-U.S. companies
                        located in the Pacific Rim region, including emerging
                        markets that have attractive long-term
                        prospects for growth of capital.

  Optimized All Cap     Seeks long-term growth of capital. To do this, the
  Trust (formerly       Portfolio invests at least 65% of its total assets in
  Quantitative All      equity securities  of large, mid and
  Cap Trust,            small-cap U.S. companies with strong industry
  successor to Growth   position, leading market share, proven management and
  & Income Trust)       strong financials.

  Optimized Value       Seeks long-term capital appreciation. To do this, the
  Trust (formerly       Portfolio invests at least 65% of its total assets in
  Quantitative Value    equity securities of U.S. companies with the potential
  Trust)                for long-term growth of capital.

  Small Cap Index       Seeks to approximate the aggregate total return of a
  Trust                 small cap U.S. domestic equity market index. To do this,
                        the Portfolio invests at least 80% of its net assets in
                        the common stocks in the Russell 2000(R) Index(5) and
                        securities that as a group behave in a manner similar to
                        the index.

  Total Stock Market    Seeks to approximate the aggregate total return of a
  Index Trust           broad-based U.S. domestic equity market index. To do
                        this, the Portfolio invests at least 80% of its net
                        assets in the common stocks in the Dow Jones Wilshire
                        5000(R) Index(6) and securities that as a group will
                        behave in a manner similar to the index.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.), LLC

  Emerging Growth       Seeks superior long-term rates of return through capital
  Trust                 appreciation. To do this, the Portfolio invests
                        primarily in high quality securities of small-cap U.S.
                        companies whose growth prospects are better than average
                        because they have a unique product or a
                        technology/service edge or an expanding market share.

  High Income Trust     Seeks high current income; capital appreciation is a
                        secondary goal. To do this, the Portfolio invests at
                        least 80% of its net assets in U.S. and foreign
                        fixed-income securities that are rated BB/Ba or
                        lower or are unrated equivalents.

  Strategic Income      Seeks a high level of current income. To do this, the
  Trust                 Portfolio invests at least 80% of its assets in foreign
                        government and corporate debt securities from developed
                        and emerging markets, U.S. Government and agency
                        securities and domestic high yield bonds.

MUNDER CAPITAL MANAGEMENT

  Small Cap             Seeks long-term capital appreciation. To do this, the
  Opportunities Trust   Portfolio invests at least 80% of its net assets in
                        equity securities of small-capitalization companies.

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC

  Global Bond Trust     Seeks maximum total return, consistent with preservation
                        of capital and prudent investment management. To do
                        this, the Portfolio invests at least 80% of its net
                        assets in fixed income instruments, futures contracts
                        (including related options) with respect to such
                        securities and options on such securities.

  Real Return Bond      Seeks maximum real return, consistent with preservation
  Trust                 of real capital and prudent investment management. To do
                        this, the Portfolio invests at least 80% of its net
                        assets in inflation-indexed bonds of varying maturities
                        issued by the U.S. and non-U.S. governments, their
                        agencies or instrumentalities and corporations, which
                        may be represented by forwards or derivatives.

  Total Return Trust    Seeks maximum total return, consistent with preservation
                        of capital and prudent investment management. To do
                        this, the Portfolio invests at least 65% of its total
                        assets in a diversified Portfolio of fixed income
                        instruments of varying maturities, which may be
                        represented by forwards or derivatives.

PZENA INVESTMENT MANAGEMENT, LLC

  Classic Value         Seeks long-term growth of capital. To do this, the
  Trust                 Portfolio invests at least 80% of its assets in domestic
                        equity securities of companies that are currently
                        undervalued relative to the market, based on estimated
                        future earnings and cash flow.

RCM CAPITAL MANAGEMENT LLC

  Emerging Small        Seeks long term capital appreciation. The Portfolio
  Company Trust         invests at least 80% of its net assets in securities of
                        small cap companies. The subadviser seeks to create an
                        investment portfolio of growth stocks across major
                        industry groups.

SSGA FUNDS MANAGEMENT, INC.

  International         Seeks to track the performance of a broad-based equity
  Equity Index Trust    index of foreign companies primarily in developed
  A                     countries and, to a lesser extent, in emerging market
                        countries. To do this, the Portfolio invests at least
                        80% of its assets in securities listed in the Morgan
                        Stanley Capital International All Country
                        World Excluding U.S. Index. (7)

T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL MANAGEMENT LLC.

  Science &             Seeks long-term growth of capital. Current income is
  Technology Trust      incidental to the Portfolio's objective. To do this, the
                        Portfolio invests at least 80% of its net assets in the
                        common stocks of companies expected to benefit from the
                        development, advancement, and/or use of science and
                        technology.

T. ROWE PRICE ASSOCIATES, INC.

  Blue Chip Growth      Seeks to provide long-term growth of capital. Current
  Trust (successor to   income is a secondary objective. To do this, the
  U.S. Global Leaders   Portfolio invests at least 80% of its net assets in the
  Trust)                common stocks of large and medium-sized blue chip growth
                        companies that are well established in their industries.


T. ROWE PRICE ASSOCIATES, INC. - CONTINUED

  Equity-Income         Seeks to provide substantial dividend income and also
  Trust                 long-term capital appreciation. To do this, the
                        Portfolio invests at least 80% of its net assets in
                        equity securities, with 65% in common stocks of
                        well-established companies paying above-average
                        dividends.

  Health Sciences       Seeks long-term capital appreciation. To do this, the
  Trust                 Portfolio invests at least 80% of its net assets in
                        common stocks of companies engaged in the research,
                        development, production, or distribution of products or
                        services related to health care, medicine, or the life
                        sciences.

  Small Company         Seeks long-term growth of capital. To do this, the
  Value Trust           Portfolio invests at least 80% of its net assets in
                        small companies whose common stocks are believed to be
                        undervalued.

TEMPLETON GLOBAL ADVISORS LIMITED

  Global Trust          Seeks long-term capital appreciation. To do this, the
                        Portfolio invests primarily in the equity securities of
                        companies located throughout the world, including
                        emerging markets.

TEMPLETON INVESTMENT COUNSEL, LLC

  International Value   Seeks long-term growth of capital. To do this, the
  Trust(8)              Portfolio invests at least 65% of its total assets in
                        equity securities of companies located outside the U.S.,
                        including in emerging
                        markets.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS)  INC.

  Global Allocation     Seeks total return, consisting of long-term capital
  Trust                 appreciation and current income. To do this, the
                        Portfolio invests in equity and fixed income securities
                        of issuers located within and outside the U.S. based on
                        prevailing market conditions.

  Large Cap Trust       Seeks to maximize total return, consisting of capital
                        appreciation and current income. To do this, the
                        Portfolio invests at least 80% of its net assets in
                        equity securities of U.S. large capitalization companies
                        whose estimated fundamental value is greater than its
                        market value at any given time.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT INC)

  Large Cap Trust       Seeks to realize an above-average total return over a
                        market cycle of three to five years, consistent with
                        reasonable risk. To do this, the Portfolio invests at
                        least 65% of its total assets in equity securities which
                        are believed to be undervalued relative to the stock
                        market in general.

WELLINGTON MANAGEMENT COMPANY, LLP

  Investment Quality    Seeks to provide a high level of current income
  Bond Trust            consistent with the maintenance of principal and
                        liquidity. To do this, the Portfolio invests at least
                        80% of its net assets in bonds rated investment grade,
                        focusing on corporate bonds and U.S. government
                        bonds with intermediate to longer term maturities.

  Mid Cap               Seeks long-term growth of capital. To do this, the
  Intersection Trust    Portfolio invests at least 80% of its net assets in
                        equity securities of medium-sized companies with
                        significant capital appreciation potential.

WELLINGTON MANAGEMENT COMPANY, LLP - CONTINUED

 Mid Cap Stock Trust    Seeks long-term growth of capital. To do this, the
 (successor to          Portfolio invests at least 80% of its net assets in
  Dynamic Growth        equity securities of  medium-sized
  Trust)                companies with significant capital appreciation
                        potential.

  Natural Resources     Seeks long-term total return. To do this, the Portfolio
  Trust                 invests at least 80% of its net assets in equity and
                        equity-related securities of natural resource-related
                        companies worldwide, including emerging markets.

  Small Cap Growth      Seeks long-term capital appreciation. To do this, the
  Trust                 Portfolio invests at least 80% of its net assets in
                        small-cap companies that are believed to offer
                        above-average potential for growth in revenues and
                        earnings.

  Small Cap Value       Seeks long-term capital appreciation. To do this, the
  Trust                 Portfolio invests at least 80% of its net assets in
                        small-cap companies that are believed to be undervalued.

WELLS CAPITAL MANAGEMENT, INCORPORATED

  Core Bond Trust       Seeks total return consisting of income and capital
                        appreciation. To do this, the Portfolio invests at least
                        80% of its net assets in a broad range of investment
                        grade debt securities, including U.S. Government
                        obligations, corporate bonds, mortgage- and other
                        asset-backed securities and money market instruments
                        that offer attractive yields and are undervalued
                        relative to issues of similar credit quality and
                        interest rate sensitivity.

  U.S. High Yield       Seeks total return with a high level of current income.
  Bond Trust            To do this, the Portfolio invests at least 80% of its
                        net assets in U.S. corporate debt securities that are
                        below investment grade, including preferred and other
                        convertible high yield securities.

WESTERN ASSET MANAGEMENT COMPANY

  High Yield Trust      Seeks to realize an above-average total return over a
                        market cycle of three to five years, consistent with
                        reasonable risk. To do this, the Portfolio invests at
                        least 80% of its net assets in high yield securities,
                        including corporate bonds, preferred stocks and U.S.
                        Government and foreign securities.

  Strategic Bond        Seeks a high level of total return consistent with
  Trust                 preservation of capital. To do this, the Portfolio
                        invests at least 80% of its net assets in fixed income
                        securities across a range of credit qualities and may
                        invest a substantial portion of its assets in
                        obligations rated below investment grade.

  U.S. Government       Seeks to obtain a high level of current income
  Securities Trust      consistent with preservation of capital and maintenance
                        of liquidity. To do this, the Portfolio invests at least
                        80% of its net assets in debt obligations and
                        mortgage-backed securities issued or guaranteed by the
                        U.S. government, its agencies or instrumentalities.

                     BLACKROCK VARIABLE SERIES FUNDS, INC. (9)
    We show the Portfolio's manager in bold above the name of the Portfolio.



BLACKROCK INVESTMENT MANAGEMENT, LLC

  BlackRock Basic       The investment objective of the Portfolio is to seek
  Value V. I. Fund      capital appreciation and, secondarily, income.

  BlackRock Value       The investment objective of the Portfolio is to seek
  Opportunities V. I.   long-term growth of capital.
  Fund

BLACKROCK ASSET MANAGEMENT U.K. LIMITED

  BlackRock Global      The investment objective of the Portfolio is to seek high total
  Allocation V. I.      investment return.
  Fund



                         PIMCO VARIABLE INSURANCE TRUST
    We show the Portfolio's manager in bold above the name of the Portfolio.



PACIFIC INVESTMENT MANAGEMENT COMPANY

  PIMCO VIT All Asset   The Portfolio invests primarily in a diversified mix of:
  Portfolio             (a) common stocks of large and mid sized U.S. companies,
                        and (b) bonds with an overall intermediate term average
                        maturity.



(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.



(2) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.



(3) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the mid cap range for S&P 500(R) was from $744 million to $468.29 billion, and for the S&P MidCap 400(R), was $302 million to $11.13 billion.



(4) Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.



(5) "Russell 2000(R)" is a trademark of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $25 million to $7.68 billion.



(6) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalizations of companies included in the Dow Jones Wilshire 5000 ranged from $25 million to $468.29 billion.



(7) "MSCI All Country World ex. U.S. IndexSM" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold orS promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalization range of the Index was $56 million to $309 billion.



(8) The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.



(9)   Not available to Contracts issued on or after January 28, 2002.

VOTING INTEREST


You instruct us how to vote Portfolio shares.



We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.



During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio.



During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.


We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS

Contracts may have been issued to fund Qualified Plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10" and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see "Qualified Plan Types"). The Contracts is also designed so that it may be used with Non-Qualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.


Effective September 25, 2007, we ceased offering this Contract for use in a retirement plan intended to qualify as a Section 403(b) Qualified Plan subject to Title I of the Employee Retirement Income Security Act of 1974 (ERISA) unless, (a) we previously issued Contracts to that retirement plan and (b) the Purchase Payments to the new Contract were sent to us directly by your employer or the plan's administrator. We will not knowingly accept transfers from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a Section 403(b) Qualified Plan. We will require certain signed documentation in the event:



      - you purchased a Contract prior to September 25, 2007 that is intended to qualify under a Section 403(b) Qualified Plan; and



      - you direct us on or after September 25, 2007 to transfer some or all of your Contract Value to another annuity contract or other investment under a Section 403(b) Qualified Plan.



In the event that we do not receive the required documentation, and you nonetheless direct us to proceed with the transfer, the transfer may be treated as a taxable transaction.


ACCUMULATION PERIOD PROVISIONS


We impose limits on the minimum amount of Additional Purchase Payments.


Purchase Payments


You make Purchase Payments to us at our Annuities Service Center. The minimum initial Purchase Payment was $10,000. Additional Purchase Payments must be at least $30. You may make Purchase Payments at any time. Purchase Payments must be in U.S. dollars.



We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million we must grant our approval in order for you to make the Purchase Payment.


John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

      - You purchased your Contract through a 1035 exchange or a qualified plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such 1035 monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.

      - You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts was equal to or greater than $50,000;

      - You and your spouse each purchased at least one new Contract AND the average initial Purchase Payments for the new Contract(s) was equal to or greater than $50,000;

      - You purchased multiple Contracts issued in conjunction with a written Retirement Savings Plan (either qualified and non-qualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

If permitted by state law, John Hancock USA may cancel a Contract at the end of any two consecutive Contract Years in which no Purchase Payments have been made, if both:

      - the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

      - the Contract Value at the end of such two year period is less than $2,000.

Contracts issued by John Hancock New York may be cancelled at the end of any three consecutive Contract Years in which no Purchase Payments have been made as described above.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any

Unpaid Loans. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").



You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of Additional Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in "Telephone and Electronic Transactions" in this section, below).


Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.


We will usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We will credit Additional Purchase Payments on the Business Day they are received at our Annuities Service Center.



We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay death benefit proceeds, or apply amounts to an Annuity Option.



We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.


Value of Accumulation Units


The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Sub-Account on the first Business Day the Sub-Account was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Sub-Account (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.



We will use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:


      - your Purchase Payment transaction is complete before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern time) for that Business Day, or


      - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading of the New York Stock Exchange for that Business Day.


Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Sub-Account from one Business Day to the next (the "valuation period"). The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Sub-Account for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is:


      - the net asset value per share of a Portfolio share held in the Sub-Account determined at the end of the current valuation period, plus;



      - the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Sub-Account if the "ex-dividend" date occurs during the current valuation period.

Where (b) is the net asset value per share of a Portfolio share held in the Sub-Account determined as of the end of the immediately preceding valuation period.



Where (c) is a factor representing the charges deducted from the Sub-Account on a daily basis for Separate Account annual expenses.


Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options, subject to the restrictions set forth below.


You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.


Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.


Investment options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable investment options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable investment option's underlying portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.


We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.


To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another variable investment option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:

      -     restricting the number of transfers made during a defined period;

      -     restricting the dollar amount of transfers;

      - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

      -     restricting transfers into and out of certain Sub-Account(s).


In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permissible). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).


While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

In addition to the transfer restrictions that we impose, the John Hancock Trust, BlackRock Variable Series Funds, Inc. and PIMCO Variable

Insurance Trust also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments (except under a Rider - see Appendix D "Optional Guaranteed Minimum Withdrawal Benefits").

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions


We will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the respective telephone number or internet address shown on the page ii of this Prospectus.


To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

      -     any loss or theft of your password; or

      -     any unauthorized use of your password.


We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly. All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.



We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel is abusing the privilege to the detriment of others.


We make available Dollar Cost Averaging and Asset Rebalancing Programs.

Special Transfer Services -Dollar Cost Averaging Program

We administer a Dollar Cost Averaging ("DCA") Program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we permit for this purpose to other Variable Investment Options until the amount in the Investment Option from which the transfer is made is exhausted. You may establish a DCA Fixed Investment Option under the DCA Program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

From time to time, we may offer special DCA Programs where the rate of interest credited to a Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA Program.

The DCA Program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA Program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Sub-Account when the unit value is low; less when the unit value is high. However, the DCA Program does not guarantee profits or

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prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. Contract Owners interested in the DCA Program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in the DCA Program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the DCA Program.

Special Transfer Services - Asset Rebalancing Program


We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program). You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA Program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.


We will permit asset rebalancing only on the following time schedules:

      - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

      - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

      - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges or tax liability as a result.

Withdrawals


During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions". For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any Unpaid Loans and any applicable withdrawal charge, Rider charge, administrative fee or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.


When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a partial withdrawal is to be taken, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Option, beginning with the shortest remaining guarantee period first and ending with the longest remaining guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Option, see "Fixed Investment Options".


There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we may treat the partial withdrawal as a total withdrawal of the Contract Value.


We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information at our Annuities Service Center, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

      - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

      -     trading on the New York Stock Exchange is restricted;

      - an emergency exists, as determined by the SEC, in which disposal of securities held in the Separate Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or

      - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.





IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject


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to any applicable tax, or withdrawal charge. Also, for Contracts issued with an optional minimum guaranteed withdrawal benefit Rider, your guarantee may be Reset (see "Appendix D: Optional Minimum Withdrawal Benefits"). If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit rider then available.


TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix B: "Qualified Plan Types").

You may make Systematic "Income Plan" withdrawals.

Special Withdrawal Services - The Income Plan

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. We do not charge a fee to participate in the IP program.

Optional Guaranteed Minimum Withdrawal Benefits


Please see Appendix D "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, Principal Plus for Life Plus Spousal Protection, and Principal Returns optional benefit Riders that may provide guaranteed withdrawal benefits under the Contract you purchased. Under the Principal Plus for Life and Principal Plus Riders, we guarantee that you may withdraw a percentage of your investment each year until you recover your initial Purchase Payment(s), even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Bonus if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "Step-up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.



If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.

Death Benefit During the Accumulation Period


The Contracts described in this Prospectus provide for distribution of a death benefit if the Owner dies before the Annuity Commencement Date. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.


AMOUNT OF DEATH BENEFIT. The death benefit under the Contracts is the greater of:

      -     the Contract Value; or

      -     the Minimum Death Benefit.

We will decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We will increase the death benefit by any enhanced death benefit Riders that you may have purchased (see Appendix C: "Optional Enhanced Death Benefits").

MINIMUM DEATH BENEFIT. We determine the Minimum Death Benefit as follows:
Minimum Death Benefit equals the total amount of Purchase Payments, less any amounts deducted in connection with partial withdrawals.

We reduce the minimum death benefit proportionally in connection with partial withdrawals. The amount deducted equals the death benefit under your Contract before the withdrawal times the ratio of the partial withdrawal amount divided by your Contract Value before the withdrawal.

We may reset the minimum death benefit to equal the Contract Value on the date you substitute or add any Contract Owner. For purposes of subsequent calculations of the death benefit prior to the Maturity Date, the Contract Value on the date of the change will be treated as a payment made on that date. This treatment of Contract Value as a payment is not included in cumulative Purchase Payments. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in ownership or if ownership is transferred to the Owner's spouse.

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


DETERMINATION OF DEATH BENEFIT. We determine the death benefit on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at the applicable Annuities Service Center. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our Annuities Service Center:


      -     a certified copy of a death certificate or;

      - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

      -     any other proof satisfactory to us.


If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.


DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., "Non-Qualified Contracts". Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a Qualified Plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a Qualified Plan, including an IRA, you and your tax advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and Appendix B: "Qualified Plan Types").

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit.


We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or the Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. No death benefit is payable on the death of any Annuitant, except that if any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.



Upon request the death benefit proceeds may be taken in the form of a lump sum. In that case, we will the pay death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" " above). Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account (JHSAA). Similar to a checking account, the JHSAA provides the beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.



If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken as a lump sum under our current administrative procedures, the Contract will continue subject to the following:


      -     The Beneficiary will become the Contract Owner.


      - We will allocate any excess of the death benefit over the Contract Value to the Owner's Investment Accounts in proportion to their relative values on the date of receipt by us of due proof of the Owner's death.



      -     No Additional Purchase Payments may be made.


      -     Withdrawal charges will be waived for all future distributions.


      - If the deceased Owner's spouse is the Beneficiary, the surviving spouse continues the Contract as the new Owner. In this case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), we will treat the death benefit paid upon the first Owner's death as a Purchase Payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.



      - If the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below, which must begin within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). If the distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also, if distribution is not made as an annuity, upon the death of the Beneficiary, the death benefit will equal the Contract Value and must be distributed immediately in a single sum cash payment.



      - Alternatively, if the Contract is not a Qualified Contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.



We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date for any subsequent calculations on the death benefit prior to the Maturity Date, and we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse.



A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.


Optional Enhanced Death Benefits


Please see Appendix C: "Optional Enhanced Death Benefits" for a general description of the following optional benefit Riders that may enhance death benefits under the Contract you purchased:



      - GUARANTEED EARNINGS MULTIPLIER DEATH BENEFIT. (Not available in New York and Washington.) John Hancock USA offered the Guaranteed Earnings Multiplier Death Benefit Rider between July 2001and May 2006, subject to state availability. Under the Guaranteed Earnings Multiplier Rider, John Hancock USA guarantees that upon the death of any Contract Owner prior to the Maturity Date, John Hancock USA will increase the death benefit otherwise payable under the Contract by a percentage of earnings, up to a maximum amount. Under Guaranteed Earnings Multiplier, John Hancock USA increases the death benefit by 40% of the appreciation in the Contract Value upon the death of any Contract Owner if you (and every joint Owner) were less than 70 years old when we issued a Contract, and by 25% of the appreciation in the Contract Value if you (or any joint Owner) were 70 or older at issue. John Hancock USA reduces the "appreciation in the Contract Value" proportionally in connection with partial withdrawals of Contract Value and, in the case of certain Qualified Contracts, by the amount of any Unpaid Loans under a Contract. Guaranteed Earnings Multiplier is available only at Contract issue and cannot be revoked once elected.



      - TRIPLE PROTECTION DEATH BENEFIT. (Not available in New York and Washington) John Hancock USA offered the Triple Protection Death Benefit Rider between December 2003 and December 2004. Triple Protection Death Benefit provides a guaranteed death benefit amount which can be increased or decreased as provided in the Rider. The Triple Protection Death Benefit replaces any other death benefit under the Contract. The Triple Protection Death Benefit Rider was available only at Contract issue. It cannot be revoked if you elected it. Once Triple Protection Death Benefit is elected, the Owner may only be changed to an individual who is the same age or younger than the oldest current Owner.



      - ANNUAL STEP DEATH BENEFIT. Under the Annual Step Death Benefit Rider, John Hancock USA and John Hancock New York guarantee a minimum death benefit up to the Maturity Date based on the Contract's highest "Anniversary Value" that may be achieved before you (or any joint owner) reach 81 years old. The Annual Step Death benefit was available only at Contract issue and only if you (and every joint Owner) were under age 80 when we issued the Contract. The Rider cannot be revoked once elected.





PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General


Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you obtain our consent to change that date. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The Annuity Commencement Date may be changed at any time before annuity payments begin. The new Annuity Commencement Date may not be later than the Maturity Date specified in the Contract or a later date if we consent to the change. Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "VII. Federal Tax Matters"). Distributions may be required from Qualified Contracts before the Maturity Date.



A Contract issued in New York by John Hancock New York has as its Maturity Date the date the oldest Annuitant obtains age 90, unless the Contract's specifications page states otherwise or you later change the date.


When John Hancock USA issues a Contract outside New York:

      - the Maturity Date for Contracts issued prior to May 1, 2006 is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary; and

      - the Maturity Date for Contracts issued on and after May 1, 2006 is the first of the month following of the 95th birthday of the oldest Annuitant or, in some cases, the tenth Contract Anniversary, if later, unless the Contract's specifications page states otherwise or you later change the date.

You should review your Contract carefully to determine the Maturity Date applicable to your Contract.





You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any Unpaid Loans, in one lump sum to the Annuitant on the Annuity Commencement Date.


Annuity Options


Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default, an Annuity Option in the form of a life annuity with payments guaranteed for ten years, as described below. We will provide either variable or fixed, or a combination variable and fixed, annuity payments at the Annuity Commencement Date. We will determine annuity payments based on the Investment Account Value of each Investment Option on that date. Treasury Department regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:


      - you will no longer be permitted to make any withdrawals under the Contract;

      - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;


      -     we may not change the Annuity Option or the form of settlement; and



      -     your Guaranteed Minimum Death Benefits will terminate.


Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.

ANNUITY OPTIONS OFFERED IN THE CONTRACT. The Contracts guarantee the availability of the following Annuity Options:

Option 1(a): Non-Refund Life Annuity - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

Option 1(b): Life Annuity with Payments Guaranteed for 10 Years - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

Option 2(a): Joint & Survivor Non-Refund Life Annuity - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

Option 2(b): Joint & Survivor Life Annuity with Payments Guaranteed for 10 Years
- An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

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ADDITIONAL ANNUITY OPTIONS. We currently offer the following Annuity Options which are in addition to the ones we are contractually obligated to make available. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

Option 3: Life Annuity with Payments Guaranteed for 5, 15 or 20 Years - An Annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.


Option 4: Lifetime Annuity with Cash Refund - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.



Option 5: Joint Life Annuity with Payments Guaranteed for 20 Years - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.



Option 6: Joint & Two-Thirds Survivor Non-Refund Life Annuity - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.



Option 7: Period Certain Only Annuity for 10, 15 or 20 Years - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its 'Commuted Value' after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)



ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchased a Contract with one of our guaranteed minimum withdrawal benefit Riders (i.e., an Income Plus for Life, Income Plus for Life - Joint Life, a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, a Principal Plus for Life Plus Automatic Annual Step-up or Principal Returns optional benefit Rider, as described in "Appendix D: Optional Guaranteed Minimum Withdrawal Benefits"). If you purchased a Contract with a guaranteed minimum withdrawal benefit Rider, you may select the additional Annuity Options shown below. Unless we permit otherwise, these additional Annuity Options are only available for Maturity Dates that coincide with the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary.



GMWB Alternate Annuity Option 1: Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus for Life or an Income Plus for Life - Joint Life Rider. For the Income Plus for Life
- Joint Life Rider, this Annuity Option is available only if one Covered Person (see "Income Plus for Life Series Guaranteed Minimum Withdrawal Benefit Rider Definitions" in Appendix D), not two, remains on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:



      - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or



      - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a life with cash refund annuity. (Unlike Option 1(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)



GMWB Alternate Annuity Option 2: Joint & Survivor Lifetime Income Amount with Cash Refund - This Annuity Option is available if you purchased a Contract with the Income Plus for Life - Joint Life Rider and both Covered Persons remain on the Rider at the Annuity Commencement Date. Under this option, we will make annuity payments during the joint lifetime of the co-Annuitants. After the death of the last surviving Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option. The annual amount of the annuity payments will equal the greater of:



      - the Lifetime Income Amount on the Annuity Commencement Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract; or



      - the annual amount that the proceeds of your Contract provides on a guaranteed basis under a joint life with cash refund annuity. (Unlike Option 2(b), however, we will not continue making payments for the remainder of the 10 year term upon the death of the last surviving Annuitant. Instead, we will pay a lump sum amount of the excess Contract Value, if any, described above.)


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GMWB Alternate Annuity Option 3: - Fixed Annuity with Period Certain - This
Annuity Option is available if you purchased a Contract with the Principal Plus for Life, a Principal Plus for Life Plus Automatic Annual Step-up or Principal Returns optional benefit Rider. If you purchased a Contract with a Principal Plus for Life Plus Spousal Protection Rider, this Annuity Option is available only if one Covered Person, not two, remains under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Guaranteed Withdrawal Balance at the Annuity Commencement Date by the amount of the annual annuity benefit payment we determine for this option. This period will be rounded to the next higher month.


We determine the annual amount of Fixed Annuity payments under this option as the greater of:

      - the Lifetime Income Amount on the Maturity Date, if any, as provided by the guaranteed minimum withdrawal benefit rider that you purchased with your Contract, or

      - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.


GMWB Alternate Annuity Option 4: Spousal LIA Fixed Annuity with Period Certain - This Annuity Option is available if you purchase a Contract with the Principal Plus for Life Plus Spousal Protection Rider, and both Covered Persons remain under the Rider at the Annuity Commencement Date. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetimes of the Annuitant and co-Annuitant. If you elect this option, we will make payments for a certain period and after that during the joint lifetime of the Annuitant and Co-Annuitant. Payments will then continue during the remaining lifetime of the survivor. No payments are due after the death of the last surviving Annuitant or, if later, the end of the certain period. We determine the certain period by dividing the Guaranteed Withdrawal Balance at the Annuity Commencement Date by the amount of the annual annuity benefit payment we determine for this option. This period will be rounded to the next higher month.


We determine the annual amount of Fixed Annuity payments under this option as the greater of:

      - the Lifetime Income Amount, if any, as provided by the Rider that you purchased with your Contract, or

      - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 2(a): Joint and Survivor Non-Refund Annuity.


GMWB Alternate Annuity Option 5: Fixed Period Certain Only - This Annuity Option is available only if:



      - you purchase a Contract with a Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Spousal Protection, a Principal Plus for Life Plus Automatic Annual Step-up, or Principal Returns optional benefit Rider; and



      - there is no Lifetime Income Amount remaining (or none has been determined) at the Annuity Commencement Date.



This Annuity Option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the Guaranteed Withdrawal Amount at the Annuity Commencement Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)


We determine the annual amount of Fixed Annuity payments under this option as the greater of:


      (a) the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, or the Principal Plus for Life Plus Spousal Protection, or the Principal Returns Rider that you purchased with your Contract, or



      (b) the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.



FULL SURRENDERS DURING THE PAY-OUT PERIOD. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:



      - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Benefit Payments" below for a description of an "Annuity Unit");



      - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and



      - calculating the present value of these payments at the assumed interest rate of 3%.



If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.


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


PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Additional Annuity Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender in the manner described above.



If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a x {1 - ((b / c) / d)}, where:



      a equals the number of Annuity Units used to determine future payments before the commutation;



      b equals the dollar amount requested to be paid out as part of the commutation;



      c equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and



      d equals the Annuity Unit value on the day the commutation is executed.



For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.





You will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider once annuity payments begin under an Annuity Option.


FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "Death Benefit During the Accumulation Period"), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.


We determine the amount of each Fixed Annuity benefit payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

Determination of Amount of the First Variable Annuity Benefit Payment


We determine the first Variable Annuity benefit payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a Variable Annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.


The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly variable annuity benefit payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments

We will base variable annuity payments after the first one on the investment performance of the Sub-Accounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity benefit payment from each Sub-Account by the Annuity Unit value of that Sub-Account (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Sub-Account is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity benefit payment is due, and the resulting amounts for each Sub-Account are then totaled to arrive at the amount of the annuity benefit payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity benefit payment.


We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" on page 34). The value of an Annuity Unit for each Sub-Account for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business

Day by the net investment factor for that Sub-Account (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate.

Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.


We build a 3% assumed interest rate into the annuity tables in the Contract used to determine the first Variable Annuity benefit payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.72%.


Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period


Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity benefit payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity benefit payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.


Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.


We do not make any payments to a Beneficiary, however, if we are making payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider and the last surviving Covered Person dies. Please read Appendix
D: "Optional Guaranteed Minimum Withdrawal Benefits" for additional information.


Optional Guaranteed Minimum Income Benefits

Please see Appendix E "Optional Guaranteed Minimum Income Benefits" for a general description of the Optional Guaranteed Retirement Income Program Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Program Riders were available only at Contract issue. The Riders cannot be revoked once elected.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract within the permitted time.

Right to Review


You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any Unpaid Loans) computed at the end of the Business Day on which we receive your returned Contract or written notification acceptable to us.



No withdrawal charge is imposed upon return of a Contract within the 10 day right to review period. The 10 day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable.


If you purchase your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new a Contract is a replacement of an existing contract.


(Applicable to Residents of California Only) Residents in California age 60 and greater may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money-Market Investment Option, we will pay you the original amount of your Purchase Payments. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, (minus any Unpaid Loans), computed at the end of the Business Day on which we receive your returned Contract.


You own the Contract.

Ownership


Prior to the Maturity Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.



In the case of Non-Qualified Contracts, Ownership of the Contract may be changed or the Contract may be collaterally assigned at any time prior to earlier of the Annuity Commencement Date or the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the Ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for Federal tax purposes. A collateral assignment will be treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.



You must make any change of ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable Beneficiary.


In the case of Qualified Contracts, Ownership of the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of the Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

The Annuitant is either you or someone you designate.

Annuitant


The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant." The Annuitant is as designated on the Contract specifications page or in the application, unless changed. Any change of Annuitant must be made in writing in a form acceptable to us. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.



On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.


If any Annuitant is changed and any Contract Owner is not a natural person, the entire interest in the Contract must be distributed to the Contract Owner within five years. The amount distributed will be reduced by charges that would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary


The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, we will treat that person as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing and the change must be received at our Annuities Service Center. We must approve any change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, Treasury Department regulations may limit designations of beneficiaries.

Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, Federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under the DCA Program (see "Special Transfer Services-Dollar Cost Averaging" for details). However, we may make available Fixed Investment Options under the Contract in the future. A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

If you purchased a John Hancock USA Contract prior to October 7, 2002, you may have elected a one-year Fixed Investment Option. You may no longer make new Purchase Payments to the one-year Fixed Investment Option, but you may transfer money from your Variable Investment Options to the one-year Fixed Investment Option. If you purchased a John Hancock USA Contract on or after October 7, 2002, you may not make Purchase Payments or transfers to the one-year Fixed Investment Option.


Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.


TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA Program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.


You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.


Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.


WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals."


We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.


Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) qualified plans only under limited circumstances. See Appendix B "Qualified Plan Types."



LOANS. We offer a loan privilege only to owners of Contracts issued prior to November 12, 2007 in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Qualified Contracts - Loans." (See "VII. Federal Tax Matters"). THE LOAN PRIVILEGE WILL NOT BE AVAILABLE IF YOU ELECTED ANY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER.


CHARGES. No asset based charges are deducted from Fixed Investment Options.

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                           VI. Charges and Deductions


We assess the charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Portfolios that are described in the Portfolio prospectuses. For information on the optional benefit fees, see the Fee Tables and Appendix C: "Optional Enhanced Death Benefits," Appendix D:
"Optional Guaranteed Minimum Withdrawal Benefits" and Appendix E: "Optional Guaranteed Minimum Income Benefits."


WITHDRAWAL CHARGES


If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We base the withdrawal change on the length of time a Purchase Payment has been in your Contract, and the amount of the withdrawal we attribute to unliquidated Purchase Payments. We do not assess a withdrawal charge with respect to (i) earnings accumulated in the Contract, (ii) certain other "free withdrawal amounts," described below or (iii) Purchase Payments that are no longer subject to a withdrawal charge as described in the table below.



We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of the free Withdrawal Amount that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a Free Withdrawal Amount. In any Contract Year, the free Withdrawal Amount for that year is the greater of:



      - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and



      - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).



Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.






Upon a full surrender of a Contract, we will liquidate the excess of all unliquidated Purchase Payments over the free withdrawal amount for purposes of calculating the withdrawal charge.





Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the table below.

                            MAXIMUM WITHDRAWAL CHARGE
                           (AS % OF PURCHASE PAYMENTS)

 First Year    6%
 Second Year   5%
 Third Year    4%
 Thereafter    0%

The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.


We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.






There is generally no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and no withdrawal charges are imposed on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.


Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administrative fees may also be recovered from such other sources.


For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculation of Withdrawal Charge."

ASSET-BASED CHARGES

We deduct asset-based charges on an annual basis for administration, distribution and mortality and expense risks, assuming no optional benefit has been elected. We do not assess asset-based charges against Fixed Investment Options.

Daily Administration Fee


We allocate a portion of the asset-based charges shown in the Fee Tables to help cover our administrative expenses. We deduct on an annual basis from each Sub-Account a daily charge in an amount equal to 0.15% of the value of each Variable Investment Option to reimburse us for administrative expenses. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each Variable Investment Option. Even though administrative expenses may increase, we guarantee that we will not increase the amount of the administration fees.


Distribution Fee

A daily fee in an amount equal to 0.25% of the value of each Variable Investment Option on an annual basis is deducted from each Sub-Account as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the Contracts and cannot be increased during the life of the Contract.

Mortality and Expense Risks Fee


The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity benefit payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During the Accumulation Period" on page 38). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.


To compensate us for assuming these risks, we deduct from each of the Sub-Accounts a daily charge in an amount equal to 1.25% of the value of the Variable Investment Options on an annual basis. The rate of the mortality and expense risks charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk. The mortality and expense risks charge is not assessed against the Fixed Investment Option.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

We may reduce or eliminate the amount of the charges and deductions for certain Contracts. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:


      - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts;



      - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones;



      - We will consider the nature of the group or class for which the Contracts are being purchased, including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts;



      - We will consider any prior or existing relationship with us. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts;



      - We will consider the level of commissions paid to selling broker-dealers. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses;



      - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In the case of group contracts, we may issue Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the Contracts and certificates have been generally designed.

We will eliminate the withdrawal charge when a Contract is issued to officers, trustees, directors or employees (or a relative thereof) of ours, of any of our affiliates, or of the John Hancock Trust. In no event will reduction or elimination of the charges or deductions be permitted where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your registered representative.

PREMIUM TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


                 PREMIUM TAX RATE(1)
STATE OR     QUALIFIED         NON-QUALIFIED
TERRITORY    CONTRACTS           CONTRACTS
---------   ------------       -------------
CA             0.50%               2.35%
GUAM           4.00%               4.00%
ME(2)          0.00%               2.00%
NV             0.00%               3.50%
PR            13.00%               1.00%
SD(2)          0.00%               1.25%(3)
WV             1.00%               1.00%
WY             0.00%               1.00%



(1)   Based on the state of residence at the time the tax is assessed.



(2)   We pay premium tax upon receipt of Purchase Payment.



(3)   0.80% on Purchase Payments in excess of $500,000.

                            VII. Federal Tax Matters

INTRODUCTION

The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. IN ADDITION, WE MAKE NO GUARANTEE REGARDING ANY TAX TREATMENT -- FEDERAL, STATE, OR LOCAL -- OF ANY CONTRACT OR OF ANY TRANSACTION INVOLVING A CONTRACT.

OUR TAX STATUS


We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on a Separate Account assets that is passed through to Contract owners.


The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser for information on any optional benefit Riders.


When you take a withdrawal under a Non-Qualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit Rider using the Contract Value. See Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a description of the guaranteed minimum withdrawal benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal.


If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a guaranteed minimum withdrawal benefit Rider, will be taxed in the manner described in "Taxation of Annuity Payments," below.


CHARITABLE REMAINDER TRUSTS



This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.

NON-QUALIFIED CONTRACTS

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity benefit payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a partial withdrawal from a Contract before the Annuity Commencement Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Annuity Commencement Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract (additional withdrawals based upon a Rider guarantee will be subject to income tax). If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Non-Qualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.



There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax advisor should be consulted in those situations.


Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

      - if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

      - if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

      - if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

      - if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

      - if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity benefit payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

      - received on or after the date on which the Contract Owner reaches age 59-1/2;

      - attributable to the Contract Owner becoming disabled (as defined in the tax law);

      - made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

      - made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

      -     made under a single-premium immediate annuity contract; or

      - made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59-1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Non-Qualified Contracts

Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.


Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitization, the annual amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully


Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.


In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the contract owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable life annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.

The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.


We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.


QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan)


The Contracts are also available for use in connection with certain types of retirement plans, which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax advisor.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity benefit payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax adviser and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.


Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.



Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70-1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax advisor.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

      - received on or after the date on which the Contract Owner reaches age 59-1/2;

      - received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

      - made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).


Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the LATER of the Contract Owner's attaining age 59-1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.



These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001 and before December 31, 2007. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.



When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.



Rollovers and Transfers



If permitted under your plan, you may take a distribution:



      - from a traditional IRA and make a "tax-free" rollover to another traditional IRA;



      - from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;



      - from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA; or



      - from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code and make a "tax-free" rollover to any such plans.






In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may if permitted by the plan, take the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in
Section 457(b) of the Code and transfer it to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.



You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return. This type of rollover is taxable.



In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee-to trustee transfer of plan assets.


Withholding on Eligible Rollover Distributions.


Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in Section 457(b) of the Code will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and (iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA. (See "Conversions and Rollovers to Roth IRAs," below.)






If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.



We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you.. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO PURCHASE A CONTRACT FOR USE WITH A TAX-QUALIFIED RETIREMENT PLAN.



Conversions and Rollovers to Roth IRAs



You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:



      -     you have adjusted gross income over $100,000; or



      -     you are a married tax payer filing a separate return.



The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.



If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for information about the impact of withdrawals on optional benefit Riders.



We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you will pay the tax due on the conversion of a Qualified Contract to a Roth IRA from resources outside of the Contract. Similarly, you may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.


Loans


We currently offer a loan privilege to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of ERISA, unless they have elected a guaranteed minimum withdrawal benefit Rider.





Puerto Rico Contracts Issued to Fund Retirement Plans

The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.


SEE YOUR OWN TAX ADVISOR


The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences.

The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              VIII. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") in connection with the Contract through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options"). WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.


RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM


(for Contracts issued by John Hancock USA)

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a Variable Annuity contract issued under the ORP only upon:

      - termination of employment in the Texas public institutions of higher education;

      -     retirement;

      -     death; or

      -     the participant's attainment of age 70-1/2.

Accordingly, before any amounts may be distributed from the Contract, proof must be furnished to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP. Loans are not available under Contracts subject to the ORP.

DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that John Hancock USA controls, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD").






We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of the FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.


JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. Our affiliated broker-dealers may pay additional cash and non-cash incentives to their representatives for sales of the Contracts described in this Prospectus that they would not pay in connection with the sale of other Contracts issued by unaffiliated companies.

A limited number of affiliated and/or non-affiliated broker-dealers may also be paid commissions or overrides to "wholesale" the Contracts, that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Standard Compensation


The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed, 6% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see "VI. Charges and Deductions").


Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and NASD rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2006, in the Statement of Additional Information (SAI), which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker dealers may receive additional payments from us, either directly or through JH Distributors and its affiliates, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement arrangements payments may include, for example, payments in connection with the firm's "due diligence" examination of the Contracts, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions contests and/or contests promotions in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards,. as my be permitted by applicable NASD rules and other applicable laws and regulations,

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

CONFIRMATION STATEMENTS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

            Appendix A: Examples of Calculation of Withdrawal Charge

EXAMPLE 1. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made and there are no partial withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.

During any Contract Year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior partial withdrawals in that Contract Year.

                                                                            WITHDRAWAL CHARGE
       CONTRACT    HYPOTHETICAL    FREE WITHDRAWAL                          -----------------
         YEAR     CONTRACT VALUE      AMOUNT         PAYMENTS LIQUIDATED    PERCENT   AMOUNT
      ---------   --------------   ---------------   -------------------    -------   ------
          1          $55,000          $ 5,000(1)           $50,000             6%      $3,000
          2           50,500            5,000(2)            45,500             5%       2,275
          3           35,000            5,000(3)            45,000             4%       1,200
          4           70,000           20,000(4)            50,000             0%           0

(1) In the first Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free withdrawal amount).

(2) In the example for the second Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free withdrawal amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free withdrawal amount).

(3) In the example for the third Contract Year, the Contract has negative accumulated earnings ($35,000-$50,000) so the free withdrawal amount is equal to 10% of payments ($50,000 x 10%=$5,000) and the withdrawal charge is applied to total payments less the free withdrawal amount. This calculation only applies to John Hancock USA Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for all John Hancock New York Contracts, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free withdrawal amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).

(4) There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 3 years.

EXAMPLE 2. Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made and there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

The free withdrawal amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that Contract Year.

                                                                                     WITHDRAWAL CHARGE
HYPOTHETICAL CONTRACT   PARTIAL WITHDRAWAL   FREE WITHDRAWAL                         -----------------
        VALUE               REQUESTED             AMOUNT       PAYMENTS LIQUIDATED   PERCENT   AMOUNT
---------------------   ------------------   ---------------   -------------------   -------   -------
       $65,000                $2,000            $15,000(1)            $    0             5%       $  0
        49,000                 5,000              3,000(2)             2,000             5%        100
        52,000                 7,000              4,000(3)             3,000             5%        150
        44,000                 8,000                  0(4)             8,000             5%        400

(1) For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.

(2) The Contract has negative accumulate earnings ($49,000 - $50,000), so the free withdrawal amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free withdrawal amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.

(3) The Contract has increased in value to 52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 <0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.

(4) The free withdrawal amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

                        Appendix B: Qualified Plan Types

TRADITIONAL IRAs

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions


In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59-1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.


The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70-1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAs

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

      -     made after the Owner attains age 59-1/2;

      -     made after the Owner's death;

      -     attributable to the Owner being disabled; or

      -     a qualified first-time homebuyer distribution within the meaning of
            Section 72(t)(2)(F) of the Code.


In addition, distributions from Roth IRAs need not commence when the Owner attains age 70-1/2. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.






If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.,.


Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or, beginning in 2008, directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

      -     you have adjusted gross income over $100,000; or

      -     you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.


You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee rider, in a proportion determined by the rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.





SIMPLE IRA PLANS


In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. EMPLOYERS INTENDING TO USE THE CONTRACT IN CONNECTION WITH SUCH PLANS SHOULD SEEK INDEPENDENT TAX ADVICE.


SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAs)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

TAX-SHELTERED ANNUITIES

Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." PURCHASERS OF THE CONTRACTS FOR SUCH PURPOSES SHOULD SEEK COMPETENT ADVICE AS TO ELIGIBILITY, LIMITATIONS ON PURCHASE PAYMENTS, AND OTHER TAX CONSEQUENCES. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.

Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

      -     earnings on those contributions; and

      - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59-1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account).

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. Employers intending to use the Contract in connection with such plans should seek independent advice.

Minimum distribution to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70-1/2 or, if later, retires. In the case of an employee who is a 5 percent owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70-1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70-1/2 or, if later, retires.

                  Appendix C: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Venture III Contract. If you purchased an optional enhanced death benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the "VII. Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.

The following is a list of the various optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

      1.    Annual Step Death Benefit

      2. Guaranteed Earning Multiplier Death Benefit - Not offered in New York or Washington

      3.    Triple Protection Death Benefit - Not offered in New York or
            Washington

ANNUAL STEP DEATH BENEFIT

If you elected the optional Annual Step Death Benefit, we impose an additional daily charge at any annual rate of 0.20% of the value of the variable Investment Accounts. If you purchased the Annual Step Death Benefit Rider from John Hancock USA prior to May 5, 2003 or from John Hancock New York prior to August 1, 2005, however, the fee for this benefit is 0.05%. You could elect this optional benefit only at the time we issued your Contract, if the Rider was then available for sale in your state. Once you elect this benefit, it is irrevocable.

Under this benefit, if the Owner dies before the Contract's Maturity Date, we will pay an "Annual Step Benefit" to your Beneficiary if it is greater than the death benefit under your Contract. (The death benefit paid under the Annual Step Benefit replaces a lower death benefit under the terms of the Contract.)

The Annual Step Death Benefit is the greatest "Anniversary Value" after the effective date of the Annual Step Death Benefit but prior to the oldest Owner's 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus any Purchase Payments you have made since that anniversary, MINUS amounts we deduct for any withdrawals you have taken (and any related withdrawal charges) since that anniversary.

We deduct amounts in connection with partial withdrawals on a pro rata basis by multiplying the Annual Step Death Benefit payable prior to the withdrawal, by the ratio of the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the optional Annual Step Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the optional Annual Step Death Benefit payable upon the death of the surviving spouse, we treat the death benefit paid upon the first Owner's death as a payment to the Contract. This payment will not be included in cumulative payments. In addition, we will not consider payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death in the determination of the Annual Step Death Benefit for the surviving spouse. We also set all Anniversary Values to zero for Contract Anniversaries prior to the date of the first Owner's death.

TERMINATION OF THE ANNUAL STEP DEATH BENEFIT. The Annual Step Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates,
(b) the Maturity Date; or (c) the date on which the Annual Step Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including The Annual Step Death Benefit) as the new Owner.

QUALIFIED RETIREMENT PLANS. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

THE CONTINUATION OF THE OPTIONAL ANNUAL STEP DEATH BENEFIT TO AN EXISTING CONTRACT FOR A SURVIVING SPOUSE MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

GUARANTEED EARNINGS MULTIPLIER (Not available in New York and Washington)

If you elected the optional Guaranteed Earnings Multiplier benefit, we impose an additional daily charge at an annual rate of 0.20% of the value of each variable Investment Account. With this benefit, on the death of any Contract Owner prior to the Maturity Date, we will pay the death benefit otherwise payable under the Contract plus the benefit payable under Guaranteed Earnings Multiplier. Election of Guaranteed Earnings Multiplier may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, Guaranteed Earnings Multiplier provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.

The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any Unpaid Loans under a Contract in the case of Qualified Contracts.

If the oldest Owner is 69 or younger at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Guaranteed Earnings Multiplier benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals.

We deduct amounts in connection with partial withdrawals on a pro rata basis by multiplying the Guaranteed Earnings Multiplier benefit payable prior to the withdrawal, by the ratio of the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the deceased Owner's spouse and elects to continue the Contract, Guaranteed Earnings Multiplier will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Guaranteed Earnings Multiplier benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Guaranteed Earnings Multiplier benefit payable on the death of the surviving spouse, the Guaranteed Earnings Multiplier benefit will be equal to zero on the date of the first Contract Owner's death and the Guaranteed Earnings Multiplier benefit payable upon the first Contract Owner's death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract Owner's death, will not be considered in determining the Guaranteed Earnings Multiplier benefit.

TERMINATION OF GUARANTEED EARNINGS MULTIPLIER. Guaranteed Earnings Multiplier will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Guaranteed Earnings Multiplier benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including Guaranteed Earnings Multiplier) as the new Owner.

QUALIFIED RETIREMENT PLANS. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Guaranteed Earnings Multiplier) may have on your plan (see Appendix B:
"Qualified Plan Types"). Please consult your tax advisor.

THE ELECTION OF GUARANTEED EARNINGS MULTIPLIER ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

TRIPLE PROTECTION DEATH BENEFIT (Not available in New York or Washington)

If you elected the optional Triple Protection Death Benefit, we impose an additional annual fee of 0.50% (as a percentage of the Triple Protection Death Benefit). The Triple Protection Death Benefit was available for Contracts issued between December 8, 2004 and December 31, 2004. If you elected Triple Protection Death Benefit, it is irrevocable and you may only change the Owner of your Contract to an individual that is the same age or younger than the oldest current Owner.

Under this benefit, if the Owner dies before the Contract's date of maturity, the Triple Protection Death Benefit replaces any death benefit payable under the terms of your Contract. The Triple Protection Death Benefit is equal to an "Enhanced Earnings Death Benefit Factor" plus the greatest of:

      -     the Contract Value;

      -     the Return of Purchase Payments Death Benefit Factor;

      -     the Annual Step Death Benefit Factor; or

      -     the Graded Death Benefit Factor.

We deduct any Debt under your Contract from the amount described above.

ENHANCED EARNINGS DEATH BENEFIT FACTOR. For purposes of the Triple Protection Death Benefit, the Enhanced Earnings Death Benefit factor is equal to 50% multiplied by Earnings, as defined under the Enhanced Earnings Death Benefit Factor calculation of the Triple Protection Death Benefit Rider. For purposes of the Enhanced Earnings Death Benefit Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals. The maximum Enhanced Earnings Death Benefit Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no additional Purchase Payments and you take no partial withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Triple Protection Death Benefit. Based on these assumptions:

      -     The "Earnings Basis" is equal to 150% of $100,000, or $150,000.

      -     "Earnings" is equal to $175,000 minus $150,000, or $25,000.

      - The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000, or $12,500.

NOTE THAT FOR PURPOSES OF THE TRIPLE PROTECTION DEATH BENEFIT, "EARNINGS" WILL ALWAYS BE LESS THAN THE EXCESS OF CONTRACT VALUE OVER PURCHASE PAYMENTS. In this example, "Earnings" is less than $75,000 (or $175,000 minus $100,000).

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FACTOR. The Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals.

ANNUAL STEP DEATH BENEFIT FACTOR. For purposes of the Triple Protection Death Benefit, the Annual Step Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Triple Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary.

GRADED DEATH BENEFIT FACTOR. For purposes of the Triple Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus (2) where:


      (1) is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:


             NUMBER OF COMPLETE YEARS
           PAYMENT HAS BEEN IN CONTRACT   PAYMENT MULTIPLIER(1)
           ----------------------------   ---------------------
                        0                        100%
                        1                        110%
                        2                        120%
                        3                        130%
                        4                        140%
                        5                        150%

      (1) If a Purchase Payment is received on or after the oldest Owner's attained age 71, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches attained age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.


      (2) is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.


The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.

THE TRIPLE PROTECTION DEATH BENEFIT FACTORS ARE SEPARATE AND DISTINCT FROM SIMILARLY NAMED TERMS, SUCH AS "ANNUAL STEP DEATH BENEFIT" THAT MAY BE CONTAINED IN OTHER OPTIONAL BENEFIT RIDERS. THE OTHER OPTIONAL BENEFIT RIDERS IMPOSE SEPARATE OPTIONAL RIDER CHARGES AND THEIR BENEFITS AND LIMITATIONS MAY BE DIFFERENT.

WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.

The guaranteed death benefits provided by Triple Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionately. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

DETERMINATION AND DISTRIBUTION OF TRIPLE PROTECTION DEATH BENEFIT. We determine the death benefit paid under Triple Protection Death Benefit as of the date our Annuities Service Center receives written notice and proof of death and all required forms in good order.

If the Beneficiary is the deceased Owner's spouse, and the Triple Protection Death Benefit is not taken in one sum under our current administrative practices, the Contract and the Triple Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Triple Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Triple Protection Death Benefit, payable upon the death of the surviving spouse:

      - The Triple Protection Death Benefit paid upon the first Owner's death ("first Triple Protection Death Benefit") is not treated as a Purchase Payment to the Contract.

      - In determining the Enhanced Earnings Death Benefit Factor, on the date the first Triple Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Triple Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Triple Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Triple Protection Death Benefit was paid will not be considered in the determination of the Enhanced Earnings Death Benefit Factor.

      - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Triple Protection Death Benefit was paid will be considered.

INVESTMENT OPTIONS. At the current time, there are no additional Investment Option restrictions imposed when the Triple Protection Death Benefit Rider is chosen.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY YOU IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If an Investment Option is restricted, no transfers into the restricted Investment Options will be allowed and no new Purchase Payments may be allocated to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.

TERMINATION OF TRIPLE PROTECTION DEATH BENEFIT RIDER. The Owner may not terminate the Triple Protection Death Benefit Rider. However, Triple Protection Death Benefit will terminate automatically upon the earliest of:

      -     the date the Contract terminates;

      -     the Maturity Date; or

      - the later of the date on which the Triple Protection Death Benefit is paid, or the date on which the second Triple Protection Death Benefit is paid, if the Contract and Triple Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

DETERMINATION OF TRIPLE PROTECTION DEATH BENEFIT FEE. Prior to termination of the Triple Protection Death Benefit Rider, on each Contract Anniversary, the Triple Protection Death Benefit fee is calculated by multiplying 0.50% by the Triple Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Triple Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Triple Protection Death Benefit fee from the amount paid upon withdrawal. The Triple Protection Death Benefit fee will be determined based on the Triple Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Triple Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

QUALIFIED RETIREMENT PLANS. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Triple Protection Death Benefit) may have on your plan (see Appendix B:
"Qualified Plan Types"). Please consult your tax advisor.

           Appendix D: Optional Guaranteed Minimum Withdrawal Benefits


You may have elected to purchase optional benefits when you purchase a Contract. If available in your state, you may have selected one of the following "guaranteed minimum withdrawal benefit" Riders:



      -     Income Plus for Life



      -     Income Plus for Life - Joint Life



      -     Principal Plus



      -     Principal Plus for Life



      -     Principal Plus for Life Plus Automatic Annual Step-up



      -     Principal Plus for Life Plus Spousal Protection



      -     Principal Returns


If you purchased any of these optional guaranteed minimum withdrawal benefit Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where available, we only permitted one guaranteed minimum withdrawal benefit Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.


You also may have elected an optional Enhanced Death Benefit Rider or a Guaranteed Minimum Income Benefit Rider.



We describe each of these optional benefit Riders in the Appendices C and E, respectively.



GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER DEFINITIONS



We use the definitions that follow to describe how our guaranteed minimum withdrawal benefit ("GMWB") Riders work. Please see the separate sections on each Rider for additional details on defined terms.



AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.



AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the Covered Person attains age 95 under each of the GMWB Riders except Income Plus for Life-Joint Life, Principal Plus for Life Plus Spousal Protection and Principal Plus, where it means the older Owner attains age 95.



BENEFIT BASE means a value we use to determine the Lifetime Income Amount with the Income Plus for Life and Income Plus for Life - Joint Life Riders; please refer to the separate sections on those Riders.



BONUS or LIFETIME INCOME BONUS means an increase in the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods." In certain marketing materials, the Bonus may be referred to as the "Deferral Credit." These terms are further defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.



BONUS PERIOD (applicable to all GMWB Riders except certain Principal Plus for Life Contracts, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns) or LIFETIME INCOME BONUS PERIOD (applicable only to Income Plus for Life Series Riders) means:



      -     initially, the first 10 Contract Years;



      - each time a Step-up occurs, the Bonus Period extends to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



For Principal Plus, the Bonus Period is the first five Contract Years. Initially, for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up it was the lesser of the first ten Contract Years or each Contract Year up to the Contract Year when the Covered Person attains age 80.






COVERED PERSON is defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.



EXCESS WITHDRAWAL is defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.



FIRST YEAR PURCHASE PAYMENTS applies only to Principal Returns; please refer to the separate section on that Rider.



GUARANTEED WITHDRAWAL AMOUNT (for Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, Principal Plus for Life Plus Spousal Protection and Principal Returns) means generally the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted. For details applicable to each of these Riders, please refer to the separate Rider sections.

GUARANTEED WITHDRAWAL BALANCE (for Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, Principal Plus for Life Plus Spousal Protection and Principal Returns) means generally the total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period. For details applicable to each of these Riders, please refer to the separate Rider sections.



LIFETIME INCOME AMOUNT (for all GMWB Riders except Principal Plus and Principal Returns) means generally the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). For details applicable to each of these Riders, please refer to the separate Rider sections.



LIFETIME INCOME DATE (for all GMWB Riders except Principal Plus and Principal Returns) means generally the date on which we determine the Lifetime Income Amount. For details applicable to each of these Riders, please refer to the separate Rider sections.



RESET means a reduction in GMWB values due to Excess Withdrawals. The term is further defined in each of the separate GMWB Rider sections; please refer to these sections.



STEP-UP means an increase in GMWB values. The term is further defined in each of the separate GMWB Rider sections; please refer to these sections.



STEP-UP DATE means the date on which we determine whether a Step-up could occur.



OVERVIEW OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS



Each of our guaranteed minimum withdrawal benefit Riders provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders (except for Principal Plus and Principal Returns, which are described below) will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract and the type of guaranteed minimum withdrawal benefit you purchased. We may increase the guarantee:



      - by a Bonus or "Target Amount" adjustment (see "Target Amount" on page D-13 for Income Plus for Life and page D-18 for Income Plus for Life - Joint Life) if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;



      - as a result of a Step-up of the guarantee to reflect your then current Contract Value on certain Contract Anniversary dates; or



      -     if you make an Additional Purchase Payment up to specified limits.



Our Principal Plus and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchased the Rider. In addition, when you purchased a Principal Returns Rider, we guaranteed that your Contract Value at the end of the first 10 Contract Years will not be less than the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years (see "Principal Returns" below).



Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amount permitted under the terms of the Rider you select, however, we may Reset the guaranteed minimum amount. For the Principal Returns Rider, if you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit.



Availability



You were permitted to elect a guaranteed minimum withdrawal benefit rider at the time you purchased a Contract, provided:



      - the Rider was available for sale in the state where the Contract was sold;



      - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider; and



      - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus).



Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.



We reserve the right to accept or refuse to issue any guaranteed minimum withdrawal benefit Rider at our sole discretion. Once you elect a guaranteed minimum withdrawal benefit Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

AGE RESTRICTIONS. We did not make the Income Plus for Life, Principal Plus (for Qualified Contracts), Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, or Principal Returns Riders available if you were age 81 or older at the time you purchased your Contract. If you elected an Income Plus for Life - Joint Life or Principal Plus for Life Plus Spousal Protection Rider, the older of you and your spouse must not have been age 81 or older (and must both have qualified as Covered Persons). Also, for Principal Plus for Life Plus Spousal Protection, both you and your spouse must have been at least 65 or, if not, you must have birthdates less than 6 years apart from each other. For example:



      Assume you purchased a Contract on NOVEMBER 1, 2006 and wanted to elect the Principal Plus for Life Plus Spousal Protection Rider.



      EXAMPLE #1



      You are born JULY 1, 1941 and your spouse is born JUNE 1, 1947.



            - Since your birthdates are 5 YEARS AND 11 MONTHS apart, YOU MAY elect the Principal Plus for Life Plus Spousal Protection Rider when you purchase your Contract.



      EXAMPLE #2



      You are born JULY 1, 1941 and your spouse is born AUGUST 1, 1947.



            - Since your birthdates are 6 YEARS AND 1 MONTH apart, YOU MAY NOT elect the Principal Plus for Life Plus Spousal Protection Rider.



ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. You may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for another optional guaranteed minimum withdrawal benefit Rider after you purchase a Contract. Please see Appendix F: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.



Purchase Payments



RESTRICTIONS ON CONTRACTS WITH GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. If you purchased a guaranteed minimum withdrawal benefit Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's "Settlement Phase" (see "Settlement Phase" in each separate GMWB Rider section below). Other limitations on additional payments may vary by state.



Special Purchase Payment limits on "Non-Qualified" Contracts. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:



      - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.



Special Purchase Payment limits on "Qualified" Contracts (not applicable to Principal Plus, which applies Non-Qualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:



      - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become Age
            65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;



      - for the year that you become age 70-1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but



      - we will not accept any Purchase Payment after the oldest Owner becomes age 81.



You should consult with a qualified tax advisor regarding your guaranteed minimum withdrawal benefit Rider for further information on tax rules affecting Qualified Contracts, including IRAs.



General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

IMPACT ON BENEFIT BASE AND LIFETIME INCOME AMOUNT (Applicable to Income Plus for Life and Income Plus for Life - Joint Life). Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus:



      - The excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits); over



      - Any Withdrawal Amount reduced by any Purchase Payment since the later of the Lifetime Income Date or the latest:



            -     date of a Purchase Payment that we applied to the Benefit
                  Base,



            -     Reset date, or



            -     effective date of a Step-up.



Examples 1d and 2d in the "Guaranteed Minimum Withdrawal Benefit Examples" at the end of this Appendix illustrate how each of these transactions affects the Benefit Base and Lifetime Income Amount.



In addition, if a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will recalculate the Lifetime Income Amount and increase it to equal:



      - (for Income Plus for Life) 5% of the Benefit Base in effect immediately after the Purchase Payment; or



      - (for Income Plus for Life - Joint Life) 4.75% of the Benefit Base in effect immediately after the Purchase Payment.



We will not change the Lifetime Income Amount, however, if the recalculated amount is less than the Lifetime Income Amount before the Additional Purchase Payment.



IMPACT ON GUARANTEED WITHDRAWAL BALANCE AND GUARANTEED WITHDRAWAL AMOUNT AND LIFETIME INCOME AMOUNT (applicable to Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection). We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:



   In the case of the Guaranteed Withdrawal Amount, to equal the lesser of:



      - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or



      - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.



   In the case of the Lifetime Income Amount, to equal the lesser of:



      - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or



      - the Lifetime Income Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.



We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.



IMPACT ON GUARANTEED WITHDRAWAL BALANCE AND GUARANTEED WITHDRAWAL AMOUNT (applicable to Principal Plus and Principal Returns). We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it:



   In the case of the Guaranteed Withdrawal Amount, to equal the lesser of:



      - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or



      - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.



We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment.



Rider Fees



We charge an additional fee on each Contract Anniversary for a guaranteed minimum withdrawal benefit Rider, and reserve the right to increase the fee on the effective date of each Step-up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of the annual fee from the Contract Value:



      -     on the date we determine the death benefit;



      - after the Annuity Commencement Date at the time an Annuity Option begins; or

      -     on the date an Excess Withdrawal reduces the Contract Value to zero.



We do not deduct additional Rider fees during the "Settlement Phase" or after the Annuity Commencement Date once an Annuity Option begins.



FEE FOR INCOME PLUS FOR LIFE SERIES RIDERS. The fee is equal to 0.60% of the "Adjusted Benefit Base." The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus for Life or Income Plus for Life - Joint Life fee on the effective date of each Step-up. In such a situation, neither fee will ever exceed 1.20%.






FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary adjusted for any Step-up, Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus fee on the effective date of each Step-up. In such a situation, the Principal Plus fee will never exceed 0.75%.



FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.



FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The fee is equal to 0.60% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-up Rider fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-up Rider fee will never exceed 1.20%.



FEE FOR PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION. The fee is equal to 0.65% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life Plus Spousal Protection Rider fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life Plus Spousal Protection Rider fee will never exceed 1.20%.



FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Returns fee on the effective date of each Step-up. In such a situation, the Principal Returns fee will never exceed 0.95%.



Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments



If you choose to take withdrawals under one of our guaranteed minimum withdrawal benefit Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").



When you take withdrawals:



      -     you will have the flexibility to start and stop withdrawals;



      - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);



      - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;



      - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and



      -     you reduce the Contract Value available for annuitization.



When you annuitize:



      - you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);



      - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);

      -     you will no longer have access to the Contract Value; and



      - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.



Additional Annuity Options



In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a guaranteed minimum withdrawal benefit Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 85th birthday (for all Contracts except VENTURE(C) 2006) or the 90th birthday (for VENTURE(C) 2006) of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."



Tax Considerations



See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.



No Loans under 403(b) Plans



The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our guaranteed minimum withdrawal benefit Riders.



INVESTMENT OPTIONS UNDER GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS



If you elected to purchase any of our Guaranteed Minimum Withdrawal Benefit Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.



If you purchased any of our guaranteed minimum withdrawal benefit Riders, you must invest 100% of your Contract Value at all times in one or more of the investment options we make available for these Riders. Under our current rules, you must invest either:



      (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or



      (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).



You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal (see "Accumulation Period Provisions - Withdrawals" on page 37). We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.



YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.



Available Individual Investment Options



If you purchased a Contract with a guaranteed minimum withdrawal benefit Rider, we restrict the individual Investment Options to which you may allocate your Contract Value. These currently available Investment Options invest in the following Portfolios:



      -     American Asset Allocation Trust



      -     American Fundamental Holdings Trust



      -     American Global Diversification Trust



      -     Franklin Templeton Founding Allocation Trust



      -     Lifestyle Growth Trust (not available with Principal Returns)



      -     Lifestyle Balanced Trust



      -     Lifestyle Moderate Trust



      -     Lifestyle Conservative Trust



      -     Index Allocation Trust



      -     Money Market Trust



You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.



WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, we will not allow transfers into the restricted Investment Option and you may not allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.



FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.



Available Model Allocations



You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.



None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.



WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.



A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED BELOW. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON PAGE II OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.



We reserve the right to:



      - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;



      - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;



      -     limit your ability to transfer between existing Investment Options;
            and/or



      - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.

The Model Allocations are:



   MODEL ALLOCATION NAME                                MODEL ALLOCATION               PORTFOLIO NAME
                                                           PERCENTAGE

American Global Diversification                            50%                  American Global Growth Trust
                                                           20%                  American Bond Trust
                                                           15%                  American Global Small
                                                                                Capitalization  Trust
                                                           10%                  American High-Income Bond Trust
                                                            5%                  American New World Trust

Fundamental Holdings of America                            35%                  American Bond Trust
                                                           25%                  American Growth-Income Trust
                                                           25%                  American Growth Trust
                                                           15%                  American International Trust

Global Balanced                                            30%                  Fundamental Value Trust
(not available after April 30, 2007) (1)                   25%                  American International Trust
                                                           25%                  Global Allocation Trust
                                                           20%                  Global Bond Trust

Blue Chip Balanced                                         40%                  Investment Quality Bond Trust
(not available after April 30, 2007) (1)                   30%                  American Growth Trust
                                                           30%                  American Growth-Income Trust

Value Strategy                                             30%                  Core Equity Trust
(not available after February 10, 2006) (1)                30%                  Equity-Income Trust
                                                           20%                  Active Bond Trust
                                                           20%                  Strategic Bond Trust

Growth Blend                                               40%                  Blue Chip Growth Trust
(not available after February 10, 2006) (1)                20%                  American Growth-Income Trust
                                                           20%                  Active Bond Trust
                                                           20%                  Strategic Bond Trust

Core Holdings of America                                   35%                  Active Bond Trust
(not available after August 1, 2005) (1)                   25%                  American Growth Trust
                                                           25%                  American Growth-Income Trust
                                                           15%                  American International Trust

Core Solution                                              34%                  Strategic Income Trust
(not available after April 30, 2005) (1)                   33%                  U.S. Global Leaders Growth Trust
                                                           33%                  Classic Value Trust

Value Blend                                                40%                  Equity-Income Trust
(not available after April 30, 2005) (1)                   20%                  American Growth Trust
                                                           20%                  Active Bond Trust
                                                           20%                  Strategic Bond Trust

Global                                                     30%                  International Value Trust
(not available after April 30, 2005)(1)                    30%                  Global Bond Trust
                                                           20%                  U.S. Large Cap Trust
                                                           20%                  Blue Chip Growth Trust



(1) If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual investment options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.

INCOME PLUS FOR LIFE SERIES



Income Plus for Life Series Definitions



Unless specified otherwise, the following definitions apply to both the Income Plus for Life and Income Plus for Life - Joint Life Riders:



AGE 65 CONTRACT ANNIVERSARY MEANS the Contract Anniversary on, or next following, the date the older Owner attains age 65.



AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:



      -     the Covered Person attains age 95 under Income Plus for Life; or



      -     the older Owner attains age 95 under Income Plus for Life-Joint
            Life.



BENEFIT BASE means:



      -     a value we use to determine the Lifetime Income Amount.



      - The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base.



      - We may adjust the Benefit Base to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.



      -     The maximum Benefit Base is $5 million.



Any adjustment to the Benefit Base will result in a corresponding adjustment to the Lifetime Income Amount.



BONUS OR LIFETIME INCOME BONUS means an increase in the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."



BONUS PERIOD OR LIFETIME INCOME BONUS PERIOD means:



      -     Initially, the first 10 Contract Years;



      - Each time a Step-up occurs, the Bonus Period extends to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



COVERED PERSON means (for Income Plus for Life):



      - The person whose life we use to determine the duration of the Lifetime Income Amount payments;



      - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.



COVERED PERSON means (for Income Plus for Life - Joint Life):



      One of the two persons whose lives we use to determine the duration of the Lifetime Income Amount payments. We determine the Covered Persons at the time you elect the Rider. A spouse must qualify as a "spouse" under federal law.



(For Income Plus for Life - Joint Life Non-Qualified Contracts):



      both the spouses must be named as co-Owners of the Contract; or



      if only one spouse is named as an Owner of the Contract, the other spouse must be designated as the Beneficiary of the Contract.



(For Income Plus for Life - Joint Life Qualified Contracts):



      one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and



      the Owner's spouse must be the designated Beneficiary.



A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See page 37 for additional information on the impact of divorce.)

EXCESS WITHDRAWAL means:



      - (for Income Plus for Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 5.0% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments;



      - (for Income Plus for Life - Joint Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 4.75% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; and



      - (for Income Plus for Life and Income Plus for Life - Joint Life) Any withdrawal you take on and after the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.



LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as:



      - (for Income Plus for Life) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.



      - (for Income Plus for Life - Joint Life) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.



We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.



Any reduction or increase in the Benefit Base will result in a corresponding reduction or increase in the Lifetime Income Amount.



LIFETIME INCOME DATE means the date on which we determine the Life Income Amount. This will be the date you purchase the Rider if:



      - (for Income Plus for Life) you are age 59-1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59-1/2 (age 61 in NY).



      - (for Income Plus for Life - Joint Life) both you and your spouse are age 59-1/2 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the younger spouse would attain age 59-1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)



RESET means a reduction of the Benefit Base if you take Excess Withdrawals.



STEP-UP means an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base.



STEP-UP DATE means the date on which we determine whether a Step-up could occur.

Income Plus for Life



The Income Plus for Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. We calculate the Lifetime Income Amount on the Lifetime Income Date. If the Covered Person is age 59-1/2 or older when you purchase the Income Plus for Life Rider (age 61 or older for Riders issued in New York), the initial Lifetime Income Amount equals 5% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 5% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. We may reduce the Lifetime Income Amount if you take withdrawals in excess of the Lifetime Income Amount. If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page D-13). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.



The version of the Income Plus for Life Rider issued in the state of New York (the "NY Income Plus for Life Rider") includes differences in five features of the Income Plus for Life Rider available outside of New York. Those features are:



      -     Lifetime Income Date;



      -     Lifetime Income Bonuses;



      -     Change of Riders;



      -     Impact of Withdrawals on Guaranteed Minimum Death Benefit; and



      -     Withdrawals under the Life Expectancy Distribution Program.



We describe the NY Income Plus for Life Rider differences in the discussions of these Income Plus for Life features. We also provide new examples (at the end of this Appendix) to illustrate hypothetical results of Contracts with a NY Income Plus for Life Rider. In all other respects, including the Rider fee, the NY Income Plus for Life Rider is the same as the Income Plus for Life Rider.



IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:



      -     the Contract Value immediately after the withdrawal; or



      -     the Benefit Base minus the Withdrawal Amount.



If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 5% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" in this section, below.)



After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.



Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:



      - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or



      -     the Contract Value immediately after the Excess Withdrawal.



After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year. IF YOU TAKE AN EXCESS WITHDRAWAL, IT COULD LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) AND THEN YOU TAKE AN EXCESS WITHDRAWAL, IT COULD SIGNIFICANTLY REDUCE YOUR LIFETIME INCOME AMOUNT.



In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).



We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount. Any applicable withdrawal charges cannot cause a withdrawal to exceed the Lifetime Income Amount.

The Income Plus for Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. (see "Settlement Phase" in this section, below). In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See "Settlement Phase," in this section, below) The Income Plus for Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



We may Reset the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.



We reduce your Contract Value each time you take a withdrawal.



EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus for Life, we may adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:



      - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,



      - you purchased the Income Plus for Life Rider before the Covered Person attained age 59-1/2, you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 5% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.



If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on either a dollar-for-dollar or a pro rata basis (as described in you Contract) from the Guaranteed Minimum Death Benefit under the Contract. "Pro rata" means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:



      - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:



            -     the Withdrawal Amount ; divided by



            -     the Contract Value before the withdrawal.



We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.



For NY Income Plus for Life Riders, we change the way we reduce the Guaranteed Minimum Death Benefit under your Contract if you limit your withdrawals (including applicable withdrawal charges) during a Contract Year:



      - (for NY Income Plus for Life Riders purchased on or after the Covered Person attains age 61) to the Lifetime Income Amount; or,



      - (for NY Income Plus for Life Riders purchased before the Covered Person attains age 61) to 5% the Benefit Base each Contract Year before the Lifetime Income Date, and to the Lifetime Income Amount for each Contract Year after that.



In these circumstances, we will deduct the entire amount of the withdrawal (including any withdrawal charges) on a dollar for dollar basis from the Guaranteed Minimum Death Benefit. We will deduct any Excess Withdrawal in the manner described above.



You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.



INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:



      - by any applicable Bonus if you take no withdrawals during certain Contract Years;



      -     by any applicable Step-up to reflect certain increases in Contract
            Value;



      - to an established Target Amount if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and



      - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 33).

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.



LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Income Plus for Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:



      - 7% (6% for NY Income Plus for Life Riders and for all Riders purchased prior to January 17, 2008) of total Purchase Payments to your Contract if we did not previously Step-up or Reset the Benefit Base and/or the Lifetime Income Amount; otherwise



      - 7% (6% for NY Income Plus for Life Riders and for all Riders purchased prior to January 17, 2008) of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.



We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.



Step-ups will increase the Benefit Base and the Lifetime Income Amount.



STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-4). The recalculated Lifetime Income Amount will equal 5% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Income Plus for Life Series Riders" on page D-5). If you decline the Step-up, the fee rate will not be increased.



Step-ups may occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.



Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.



TARGET AMOUNT. If you take no withdrawals under your Contract from the effective date of the Income Plus for Life Rider until the applicable "Target Date," we will calculate a "Target Amount" and increase the Benefit Base on the Target Date to equal the greater of:



      - the current Benefit Base, as increased by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or

      -     the Target Amount.



The "Target Date" is the later of:



      - the 10th Contract Anniversary after the effective date of the Income Plus for Life Rider; or

      - the Contract Anniversary on or next following the date the Covered Person attains age 69.



The "Target Amount" is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.



The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy." For purposes of Income Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:



      - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59-1/2 Distributions"); or



      - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or



      - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59-1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Income Plus for Life.



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In addition, if you purchased the Rider before the Covered Person attains age 59-1/2 (age 61 for NY Income Plus for Life Riders - see below), and you take the withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. We will not, however, Reset your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Benefit Base or Lifetime Income Amount.



If you purchase a NY Income Plus for Life Rider before the Covered Person attains age 61, we will reduce your Benefit Base if you take withdrawals under this program before the Lifetime Income Date. We do this by subtracting the amount of each withdrawal under this program from the Benefit Base. We will not Reset the Benefit Base for withdrawals under our Life Expectancy Distribution program that exceed 5% of the Benefit Base.



After the Lifetime Income Date, we will not Reset your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during Income Plus for Life's "Settlement Phase." The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.



During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life benefit during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.

At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:



      - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.



      - If you purchased the Income Plus for Life Rider before the Covered Person attained age 59-1/2 (age 61 for NY Income Plus for Life Riders), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).



      - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.



IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE DECEASED OWNER IS:    THEN
                             INCOME PLUS FOR LIFE:
1. Not the Covered           -  may continue if the Beneficiary elects to
   Person and the               continue the Contract within the time we permit
   Beneficiary is the           under our administrative rules. We will
   deceased Owner's             automatically increase the Benefit Base to
   spouse                       equal the initial death  benefit we determine,
                                if the death benefit is greater than the Benefit
                                Base prior to our determination. We will also
                                recalculate the Lifetime Income Amount to equal
                                5% of the recalculated Benefit Base and will
                                assess the Rider Fee based on the recalculated
                                Benefit Base.

                             - enters its Settlement Phase if a subsequent withdrawal would deplete the Contract Value to zero, and the remaining Lifetime Income Amount for the year of withdrawal is still greater than zero.

                             - continues to be eligible for any remaining Bonus amounts and Step-ups, and a Target Amount adjustment, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of an increase in the Benefit
                                Base, if any, to reflect the initial death benefit and any future Step-ups if we increase the rate of the Income Plus for Life fee at that time.

2. Not the Covered           -  may continue in the same manner as 1.
   Person and the
   Beneficiary is not  the   -  enters its Settlement Phase if a subsequent
   deceased  Owner's            withdrawal would deplete the Contract Value to
   spouse                       zero, and the remaining Lifetime Income Amount
                                for the year of withdrawal is still greater than
                                zero.

                             - does not continue to be eligible for any Bonus amounts and Step-ups, or a Target Amount adjustment. We will permit the Beneficiary to opt out of an increase in the Benefit Base, if any, to reflect the initial death benefit if we increase the rate of the Income Plus for Life fee at that time.

3. The Covered Person        -  ends without any further benefit.
   and the Beneficiary
   is the deceased           -
   Owner's spouse

4. The Covered Person        -  ends without any further benefit.
   and the Beneficiary
   is not the deceased
   Owner's spouse



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus for Life continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus for Life Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.

TERMINATION. You may not terminate the Income Plus for Life Rider once it is in effect. However, the Income Plus for Life Rider will terminate automatically upon the earliest of:



      - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;



      -     the date an Annuity Option begins;



      -     the date the Contract Value and the Benefit Base both equal zero;



      -     the death of the Covered Person; or



      -     termination of the Contract.



The addition of Income Plus for Life to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must attain Age 59-1/2 (age 61 for NY Income Plus for Life Riders) and remain living for you to receive certain benefits. Furthermore, Income Plus for Life limits the Investment Options otherwise available under the Contract, requires you to defer taking withdrawals to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Income Plus for Life is suitable for your needs, especially at older ages.



EXAMPLES. Please refer to the end of this Appendix for hypothetical examples that illustrate the benefits under Income Plus for Life.



Income Plus for Life - Joint Life



(Not available in New York or for non-Qualified Contracts in New Jersey)
Three main differences between Income Plus For Life - Joint Life and Income Plus for Life are:



      - Income Plus for Life - Joint Life offers a Lifetime Income Amount of 4.75%, where Income Plus for Life offers a Lifetime Income Amount of 5%;



      - Income Plus for Life - Joint Life guarantees withdrawals for the life of two Covered Persons (spouses), commencing on the Anniversary after the younger spouse attains age 59-1/2, where Income Plus for Life guarantees withdrawals for the life of one Covered Person, commencing on the Anniversary after that person attains age 59-1/2;



      - The age requirement for the Target Amount adjustment (in addition to the ten-year wait requirement) for Income Plus for Life - Joint Life is based on the Anniversary after the youngest spouse attains age 69, where the Target Amount adjustment age requirement (also in addition to the ten-year wait requirement) for Income Plus for Life is based on the Anniversary after the single Covered Person attains age 69.



The Income Plus for Life - Joint Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. If both you and your spouse are age 59-1/2 or older when you purchase the Income Plus for Life Rider, the initial Lifetime Income Amount equals 4.75% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 4.75% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life - Joint Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant. Because we provide our guarantee over the lifetime of two Covered Persons under the Income Plus for Life - Joint Life Rider, we calculate a lower Lifetime Income Amount than we do under the Income Plus for Life Rider.



If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page D-18). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.



IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the amount of that withdrawal (including withdrawal charges). If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:



      -     the Contract Value immediately after the withdrawal; or



      -     the Benefit Base minus the Withdrawal Amount for that Contract Year.



If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 4.75% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" in this section below.)

After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of withdrawal charges) each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.



Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:



      - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or



      -     the Contract Value immediately after the Excess Withdrawal.



After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 4.75% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).



We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.



The Income Plus for Life - Joint Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. (See "Settlement Phase" in this section below.) In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See "Income Plus for Life - Impact of Withdrawals" on the preceding page.) The Income Plus for Life - Joint Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



We may reduce Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.



We reduce your Contract Value each time you take a withdrawal.



EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase the Income Plus for Life - Joint Life Rider, we may adjust the way we calculate the death benefit payable under your Contract upon death of the first Owner (or deemed Owner if the Owner is not a natural person) to die during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:



      - you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,



      - if you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59-1/2, you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 4.75% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.



If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on either a dollar-for-dollar or a pro rata basis (as described in your Contract) from the Guaranteed Minimum Death Benefit under the Contract. To do this, we reduce the Guaranteed Minimum Death Benefit by an amount equal to:



      - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:



                  (a) the Withdrawal Amount; divided by(b) the Contract Value before the withdrawal.



We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.



INCREASES IN THE BENEFIT BASE. We will increase the Benefit Base:



      - by any applicable Bonus if you take no withdrawals during certain Contract Years;



      -     by any applicable Step-up to reflect certain increases in Contract
            Value;



      - to an established "Target Amount" if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the younger Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and



      - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 33).

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.



LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Period coincides with the first 10 Contract Years while the Income Plus for Life - Joint Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up or the Age 95 Contract Anniversary.



Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:



      - 7% (6% for Contracts issued prior to January 17, 2008) of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise



      - 7% (6% for Contracts issued prior to January 17, 2008) of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.



We will not apply any Lifetime Income Bonus; however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.



Step-ups will increase the Benefit Base and the Lifetime Income Amount.



STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-4). The new Lifetime Income Amount will equal 4.75% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased.



Step-ups may occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.



TARGET AMOUNT. If you take no withdrawals under your Contract from the Income Plus for Life - Joint Life Rider's effective date until the applicable Target Date, we will adjust the Benefit Base to equal the greater of:



      - the current Benefit Base, as adjusted by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or



      -     the Target Amount.



The "Target Date" is the later of:



      - the 10th Contract Anniversary after the effective date of the Income Plus for Life - Joint Life Rider; or



      - the Contract Anniversary on or next following the date the younger spouse would have attained age 69.



The "Target Amount" is 200% of Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.



The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.



LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described in "Income Plus for Life-Life Expectancy Distribution Program," above. Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.

SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Income Plus for Life - Joint Life will enter its Settlement Phase as described in "Income Plus for Life-Settlement Phase," above, if the Contract Value reduces to zero during a Contract Year, you have taken no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.



During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life - Joint Life benefit during the Settlement Phase.



At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:



      - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as either Covered Person is living.



      - If you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59-1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 4.75% of the Benefit Base at the Lifetime Income Date).



      - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.



IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life - Joint Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply.



Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus for Life - Joint Life Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus for Life - Joint Life Rider fee (See "Fee for Income Plus for Life Series Riders" on page D-5). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.



If the first Covered Person to die is not is not the Owner (and is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus for Life - Joint Life Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups.



If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount.



WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus for Life - Joint Life Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.

Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Persons" above). If that happens and:



      - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and



      - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.



TERMINATION. The Income Plus for Life - Joint Life Rider terminates in accordance with the "Income Plus for Life-Termination" section, above.



You should consult with your registered representative to assist you in determining whether the Income Plus for Life - Joint Life Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and at least one of the Covered Persons must attain age 59-1/2 and remain living for you to receive certain benefits. Furthermore this Rider limits the investment options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before purchasing an Income Plus for Life - Joint Life Rider.



EXAMPLES. Please refer to the end of this Appendix for hypothetical examples that illustrate the benefits under the Income Plus for Life - Joint Life Rider.



PRINCIPAL PLUS FOR LIFE SERIES



Principal Plus for Life Series Definitions



The following definitions apply to the Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection Riders:



AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.



AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Covered Person attains age 95.



BONUS means an increase in the Guaranteed Withdrawal Balance on each Contract Anniversary during the Rider's Bonus Period if you take no withdrawals during the previous Contract Year. For these purposes, the initial Bonus Period is the first 10 Contract Years. In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."



BONUS PERIOD means (except for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders issued prior to May 1, 2007, and all Principal Plus for Life Plus Spousal Protection Riders), for the initial Bonus Period, the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



BONUS PERIOD means (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders issued prior to May 1, 2007, and for all Principal Plus for Life Plus Spousal Protection Riders) the first 10 Contract Years or each Contract Year up to the Contract Year in which the Covered Person attains age 80.



COVERED PERSON means (for all Riders except Principal Plus for Life Plus Spousal Protection Riders):



      - The person whose life we use to determine the duration of the Lifetime Income Amount payments;



      - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.



COVERED PERSON means (for Principal Plus for Life Plus Spousal Protection):



      - One of the two persons whose lives we use to determine the duration of the Lifetime Income Amount payments.



      - We determine the Covered Persons at the time you elect the Rider. A spouse must qualify as a "spouse" under federal law.



      For Non-Qualified Contracts, both the spouses must be named as co-Owners and co-Beneficiaries of the Contract (or co-Annuitants if the Owner is a non-natural person).



      Under Qualified Contracts:



            1. one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and



            2.    the Owner's spouse must be the designated Beneficiary.



A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See page 37 for additional information on the impact of divorce.)



EXCESS WITHDRAWAL means any withdrawal you take that causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount, or causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount.



GUARANTEED WITHDRAWAL AMOUNT means:



      - the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted;



      - the initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance;



      -     the maximum Guaranteed Withdrawal Amount at any time is $250,000.



GUARANTEED WITHDRAWAL BALANCE means:



      - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.



      - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.



      - We adjust the Guaranteed Withdrawal Balance to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.



      -     The maximum Guaranteed Withdrawal Balance at any time is $5 million.



LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.



We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.



LIFETIME INCOME DATE means the date on which we determine the Life Income Amount (under Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Plus for Life Plus Spousal Protection). This will be the date you purchased the Rider if:



      - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step Up Riders purchased on and after March 12,
            2007) you were age 59-1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59-1/2.



      - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step Up Riders purchased before March 12, 2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.



      - (for Principal Plus for Life Plus Spousal Protection) the older of you and your spouse were age 65 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the older spouse would attain age 65. (The Lifetime Income Date does not change if the older spouse does not survive to this date and the younger spouse is still a Covered Person under the Rider.)



Under the Principal Plus for Life Plus Spousal Protection Rider, the Lifetime Income Date is:



      -     the date we determine the initial Lifetime Income Amount,



      - the date you purchased the Rider, if the oldest Covered Person was age 65 at that time; otherwise



      - the Anniversary Date on, or immediately following, the date the oldest Covered Person would attain age 65.

We provide the following examples of the Lifetime Income Date for Contracts purchased with a Principal Plus for Life Plus Spousal Protection Rider:



      Assume you purchased a Contract on NOVEMBER 1, 2006 with the Principal Plus for Life Plus Spousal Protection Rider.


      EXAMPLE #1


      You are born July 1, 1941 and your spouse is born June 1, 1947.



            - Since the oldest Covered Person has attained age 65 at the time of purchase, we will calculate the Lifetime Income Date on November 1, 2006. We provide a Lifetime Income Amount starting on this date.



      EXAMPLE #2



      You are born December 1, 1950 and your spouse is born October 1, 1956.



            - Since the oldest Covered Person attains age 65 on December 1, 2015, we will calculate the Lifetime Income Date on November 1, 2016. We provide a Lifetime Income Amount starting on this date.



RESET means a reduction of the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or the Lifetime Income Amount if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount.



STEP-UP means an increase in the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount on certain Contract Anniversary dates to reflect market performance that exceeds previously calculated benefits.



STEP-UP DATE means the date on which we determine whether a Step-up could occur.



Principal Plus, Principal Plus for Life



The optional Principal Plus and Principal Plus for Life Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders guarantee the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchased the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the "Guaranteed Withdrawal Balance" is depleted to zero.



In addition, we designed the Principal Plus for Life Rider to permit you to withdraw a minimum annual amount, the Lifetime Income Amount, starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available to you as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.



IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:



      -     the Contract Value immediately after the withdrawal; or



      - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.



Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:



      -     the Guaranteed Withdrawal Amount prior to the withdrawal; or



      - 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value.



Under Principal Plus for Life, we also will recalculate the Lifetime Income Amount after the Lifetime Income Date if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:



      -     the Lifetime Income Amount prior to the withdrawal; or

      - 5% of the greater of the Contract Value immediately after the withdrawal or the new Guaranteed Withdrawal Balance value.



In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or (under Principal Plus for Life) the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).



We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.



Under Principal Plus for Life, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Under Principal Plus for Life, if you take any withdrawals prior to the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Guaranteed Withdrawal Balance value) your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.



Principal Plus enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Guaranteed Withdrawal Balance immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Guaranteed Withdrawal Balance immediately after a withdrawal are both equal to zero (See "Rider Fees" and "Termination").



Principal Plus for Life enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero (see "Settlement Phase," below). The Principal Plus for Life benefit terminates if the Contract Value, Guaranteed Withdrawal Balance and Lifetime Income Amount immediately after a withdrawal are all equal to zero (see "Rider Fees" on page D-4, and "Termination," below).



If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life) values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.



INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed
         Withdrawal Balance:



      - by any applicable Bonus if you take no withdrawals during certain Contract Years;



      - by any applicable "Step-up" to reflect certain increases in Contract Value; and



      - to reflect Additional Purchase Payments (see "Purchase Payments" above).



Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and (under Principal Plus for Life) the Lifetime Income Amount.



BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during a Bonus Period if you take no withdrawals during the previous Contract Year. For these purposes, the Bonus Period under Principal Plus is the first 5 Contract Years. The initial Bonus Period under Principal Plus for Life is the first 10 Contract Years, or (for Contracts issued prior to May 1, 2007) each Contract Year up to the Contract Year in which the Covered Person attains age 80. For Principal Plus for Life Series Contracts issued on or after May 1, 2007, it is the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or
(b) the Age 95 Contract Anniversary.



Each time you qualify for a Bonus, we will increase the Guaranteed Withdrawal
Balance:



      - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-up the Guaranteed Withdrawal Balance and/or we did not previously Reset the Guaranteed Withdrawal Balance (see "Impact of Withdrawals" above); otherwise



      - by an amount equal to 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.



Each time we apply a Bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed

Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus. Under Principal Plus for Life, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.



Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.



STEP-UPS. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance (including any Bonus) on that date, we will automatically Step-up the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we apply a Step-up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life), and the Rider Fee (see "Fee for Principal Plus for Life"). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-up or 5% of the Guaranteed Withdrawal Balance value after the Step-up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-up or 5% of the Guaranteed Withdrawal Balance value after the Step-up. We also reserve the right to increase at the time of a Step-up the rate of the Rider fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Principal Plus for Life"). If you decline the Step-up, the fee rate will not be increased.



The Step-up Dates occur only while a Principal Plus or Principal Plus for Life Rider is in effect. Under Principal Plus and for Contracts issued with the Principal Plus for Life Rider before February 13, 2006, we schedule the Step-up Dates for every 3rd Contract Anniversary after the Contract Date (e.g. 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary. Contracts issued with the Principal Plus for Life Rider on and after February 13, 2006 (may vary by state) contain an enhanced schedule of Step-up Dates. Under this enhanced schedule, after the 3rd, 6th and 9th Contract Anniversary after the Contract Date, Step-up Dates under Principal Plus for Life include each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. (In Oregon, we limit the duration of Step-up Dates to a maximum of 50 Contract Years.)



If you purchased a Principal Plus for Life Rider without the enhanced schedule, we may have issued a special endorsement, in states where approved, after we issued your Contract. This special endorsement to the Principal Plus for Life Rider increases Step-up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, we will only schedule Step-up Dates under the original schedule.



Step-ups under Principal Plus. Under Principal Plus, you may elect to Step-up the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-up Date. Subject to state approval, however, we may issue a special endorsement to the Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-up within 30 days of the respective Step-up Date if you choose to make it effective.



If you decline a scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.



Step-ups under Principal Plus for Life. We will automatically increase (Step-up) the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we apply a Step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount, and the Rider Fee as described above. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up. We also reserve the right to increase the rate of the Principal Plus for Life fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Rider Fees").



If you decline an automatic scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic Step-ups.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:



      - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59-1/2 Distributions"); or



      - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or



      - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59-1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor for further information.



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not, however, Reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or the Lifetime Income Amount (with respect to Principal Plus for Life) if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount, as applicable, and all withdrawals during that year were under our Life Expectancy Distribution Program.



For Principal Plus, the Company's "Life Expectancy Amount" for each year is equal to the greater of:



      - the Contract Value as of the applicable date divided by the Owner's life expectancy; or



      - the Guaranteed Withdrawal Balance as of the applicable date divided by the Owner's life expectancy.



For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.



In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a Reset of the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on Principal Plus.



We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero. If your Contract includes Principal Plus for Life, we will make distributions as part of the "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or (with respect to Principal Plus for Life) the Lifetime Income Amount.



SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Under Principal Plus, the Settlement Phase begins if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero. Under Principal Plus for Life, the Settlement Phase begins if total withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero. During the Settlement Phase under either Rider, your Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments and we will not deduct any charge for either Rider during the Settlement Phase.



At the beginning of the Settlement Phase, you generally may choose an annual settlement payment amount that we will automatically pay to you. The settlement payment amount we permit you to choose varies, as described in the following sections.

Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Guaranteed Withdrawal Balance depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Guaranteed Withdrawal Balance, however, then the settlement payment for that Contract Year will be limited to the Guaranteed Withdrawal Balance. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.



This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of death benefit" provision of this Prospectus.



Principal Plus for Life Settlement Phase. At the beginning of Principal Plus for Life's Settlement Phase, the settlement payment amount we permit you to choose varies:



      - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount (see "Impact of Withdrawals").



      - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero (see "Life Expectancy Distribution Program"). After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.



      - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the Settlement Phase. If the Covered Person is alive when the Guaranteed Withdrawal Balance is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.



      - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount (see "Impact of Withdrawals" above). We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.



IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Principal Plus and Principal Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.



Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE BENEFICIARY IS:              THEN PRINCIPAL PLUS:
-------------------------------     -------------------------------------------
 1.  The deceased Owner's spouse     - Continues if the Guaranteed Withdrawal
                                       Balance is greater than zero.

                                     - Within 30 days following the date we
                                       determine the death benefit under the
                                       Contract, provides the Beneficiary
                                       with an option to elect to Step-Up the
                                       Guaranteed Withdrawal Balance if the
                                       death benefit on the date of
                                       determination is greater than the
                                       Guaranteed Withdrawal Balance.

                                     - Enters the Settlement Phase if a
                                       withdrawal would deplete the Contract
                                       Value to zero, and the Guaranteed
                                       Withdrawal Balance is still greater
                                       than zero. (Death benefit
                                       distributions will be treated as
                                       withdrawals. Some methods of death
                                       benefit distribution may result in
                                       distribution amounts in excess of both
                                       the Guaranteed Withdrawal Amount and
                                       the Life Expectancy Distributions. In
                                       such cases, the Guaranteed Withdrawal
                                       Balance may be automatically Reset,
                                       thereby possibly reducing the
                                       Guaranteed Minimum Withdrawal Benefit
                                       provided under this Rider).

IF THE BENEFICIARY IS:              THEN PRINCIPAL PLUS:
-------------------------------     -------------------------------------------
                                     - Continues to impose the Principal Plus
                                       fee.

                                     - Continues to be eligible for any
                                       remaining Bonuses and Step-Ups, but we
                                       will change the date we determine and
                                       apply these benefits to future
                                       anniversaries of the date we determine
                                       the initial death benefit. Remaining
                                       eligible Step-Up Dates will also be
                                       measured beginning from the death
                                       benefit determination date but the
                                       latest Step-Up Date will be no later
                                       than the 30th Contract Anniversary
                                       after the Contract Date.

 2.  Not the deceased                - Continues in the same manner as above,
     Owner's spouse                    except that Principal Plus does not
                                       continue to be eligible for any
                                       remaining Bonuses and Step-Ups, other
                                       than the initial Step-Up of the
                                       Guaranteed Withdrawal Balance to equal
                                       the death benefit, if greater than the
                                       Guaranteed Withdrawal Balance prior to
                                       the death benefit.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Guaranteed Withdrawal Balance and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Continuation of Principal Plus for Life. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE DECEASED              THEN
OWNER IS:                    PRINCIPAL PLUS FOR LIFE:
------------------------    ---------------------------------------------------
 1.  The Covered Person      -  Does not continue with respect to the Lifetime
     and the Beneficiary        Income Amount,  but continues with respect to
     is the deceased            the  Guaranteed  Withdrawal Amount if the death
     Owner's spouse             benefit or the  Guaranteed  Withdrawal  Balance
                                is  greater  than zero.  We will  automatically
                                Step-up  the  Guaranteed Withdrawal Balance to
                                equal the initial death benefit we determine,
                                if greater than the Guaranteed  Withdrawal
                                Balance prior to the death benefit.

                             - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero.

                             - Continues to impose the Principal Plus for Life fee.

                             -  Continues to be eligible for any remaining
                                Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit
                                Step-up, if any, and any future Step-ups if we increase the rate of the Principal Plus for Life fee at that time.

 2.  The Covered Person      -  Continues in the same manner as 1, except
     and the Beneficiary        that Principal Plus for Life does not continue
     is not the deceased        to be eligible for any remaining Bonuses and
     Owner's spouse             Step-ups, other than the initial Step-up of the
                                Guaranteed Withdrawal Balance to equal the
                                death benefit, if greater than the Guaranteed
                                Withdrawal Balance prior to the death benefit.
                                We will permit the Beneficiary to opt out of
                                the initial death benefit Step-up, if any, if
                                we increase the rate of the Principal Plus for
                                Life fee at that time.

 3.  Not the Covered         -  Continues in the same manner as 1, except
     Person and the             that Principal Plus for Life continues with
     Beneficiary is the         respect to the Lifetime Income Amount for the
     deceased Owner's           Beneficiary. If the Lifetime Income Amount has
     spouse                     not been determined prior to the payment of any
                                portion of the death benefit, we will determine
                                the initial Lifetime Income Amount on an
                                anniversary of the date we determine the death
                                benefit after the Covered Person has reached
                                age 59-1/2.

 4.  Not the Covered         -  Continues in the same manner as 1, except that
     Person and the             Principal Plus for Life continues with respect
     Beneficiary is not         to the Lifetime Income Amount for the
     the deceased Owner's       Beneficiary. If the Lifetime Income Amount has
     spouse                     not been determined prior to the payment of any
                                portion of the death benefit, we will determine
                                the initial Lifetime Income Amount on an
                                anniversary of the date we determine the death
                                benefit after the Covered Person has reached
                                age 59-1/2.

                             - In this case, Principal Plus for Life does not continue to be eligible for any remaining
                                Bonuses and Step-ups, other than the initial
                                Step-up of the Guaranteed Withdrawal Balance to equal the death benefit, if greater than the Guaranteed Withdrawal Balance prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-up, if any, if we increase the rate of the Principal
                                Plus for Life fee at that time.

If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life continues, we will determine the Adjusted Guaranteed Withdrawal Balance and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Rider, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



TERMINATION. You may not terminate either the Principal Plus or the Principal Plus for Life Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:



      - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or



      - under Principal Plus, the date the Guaranteed Withdrawal Balance depletes to zero; or



      - under Principal Plus for Life, the date the Contract Value, the Guaranteed Withdrawal Balance and the Lifetime Income Amount all equal zero; or



      -     under Principal Plus, the Maturity Date; or



      -     under Principal Plus for Life, the date an Annuity Option begins; or



      -     termination of the Contract.



We impose an additional annual fee for a Principal Plus or Principal Plus for Life Rider to a Contract. Under Principal Plus for Life, the Covered Person must attain age 65 (59-1/2 for Principal Plus for Life Riders issued on or after March 12, 2007) and remain living for you to receive certain benefits. Furthermore, these Riders limit the Investment Options otherwise available under the Contract, contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provide no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described elsewhere in the Prospectus.



EXAMPLES. We provide hypothetical examples that illustrate the benefits under the Principal Plus and Principal Plus for Life Riders at the end of this Appendix.



Principal Plus for Life Plus Automatic Annual Step-up



This version of the Principal Plus for Life optional benefit Rider is the same as the Principal Plus for Life optional benefit Rider, except that it provides annual "Step-up Dates" and we charge a different fee (see "Rider Fees" above). Please refer to the description of Principal Plus for Life, above, for a general overview of this Rider.



IMPACT OF WITHDRAWALS. Please refer to the description of Principal Plus for Life, above, for information on the impact of withdrawals on the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount.



If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.



INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:



      - by any applicable Bonus if you take no withdrawals during certain Contract Years;



      - by any applicable "Step-up" to reflect certain increases in Contract Value; and



      - to reflect Additional Purchase Payments (see "Purchase Payments" in "Description of the Contract - Accumulation Period Provisions").



BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during a Bonus Period if you take no withdrawals during the previous Contract Year. The initial Bonus Period under Principal Plus for Life Plus Automatic Annual Step-up is the first 10 Contract Years, or (for Contracts issued prior to May 1, 2007) each Contract Year up to the Contract Year in which the Covered Person attains age 80. For Contracts issued on or after May 1, 2007, it is the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



Each time you qualify for a Bonus, we will increase the Guaranteed Withdrawal
Balance:

     - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-up the Guaranteed Withdrawal Balance and/or we did not previously Reset the Guaranteed Withdrawal Balance (see "Impact of Withdrawals" above); otherwise



     - by an amount equal to 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.



Each time we apply a Bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus. Under Principal Plus for Life, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.



STEP-UPS. If you elected this Rider, we will automatically increase ("Step-up") the Guaranteed Withdrawal Balance (including any Bonus) to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary up to and including the Age 95 Contract Anniversary while the Rider is in effect, provided the Contract Value is greater than the Guaranteed Withdrawal Balance on that date (and provided you have not chosen to decline the Step-up as described under "Principal Plus for Life - Step-ups"). (In Oregon, we limit the maximum duration of Step-up Dates to 50 years.)



Each time we apply a Step-up, we will also recalculate the Guarantee Withdrawal Amount and the Lifetime Income Amount as described in "Principal Plus for Life - Step-ups" above. We also reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-up Rider fee up to a maximum rate of 1.20% of the adjusted Guaranteed Withdrawal Balance. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased. If you decline an automatic Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent annual Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic annual Step-ups.



We impose an additional annual fee for Step-ups, and we provide no assurance that your Contract Value will be sufficient on any Step-up Date to receive an increase in the guarantees we provide under a Principal Plus for Life Plus Automatic Annual Step-up Rider. The amount that may be provided by more frequent Step-up Dates under the Rider, may, over time, be more than offset by the additional fee associated with this Rider compared to the Principal Plus for Life Rider fee. Similar to Principal Plus for Life, this Rider limits the investment options otherwise available under the Contract, requires the Covered Person to attain age 65 (59-1/2 for Riders issued on or after March 12, 2007) and remain living for you to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus.



EXAMPLES. We provide hypothetical examples that illustrate the benefits under the Principal Plus for Life Plus Automatic Annual Step-up Rider at the end of this Appendix.



Principal Plus for Life Plus Spousal Protection



The optional Principal Plus for Life Plus Spousal Protection Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, this Rider guarantees the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not count Purchase Payment amounts over $5 million for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the "Guaranteed Withdrawal Balance" is depleted to zero.



In addition, we designed the Principal Plus for Life Plus Spousal Protection Rider to permit you to withdraw a minimum annual amount, called the Lifetime Income Amount, starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant.



IMPACT OF WITHDRAWALS. Please refer to the description of Principal Plus for Life, above, for information on the impact of withdrawals on the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount.



INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed
         Withdrawal Balance:



      - by any applicable Bonus if you take no withdrawals during certain Contract Years;



      - by any applicable "Step-up" to reflect certain increases in Contract Value; and



      - to reflect Additional Purchase Payments (see "Purchase Payments" above).

BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during the Bonus Period if you take no withdrawals during the previous Contract Year as described under "Principal Plus, Principal Plus for Life - Bonuses" above. The Bonus Period for the Principal Plus for Life Plus Spousal Protection Rider is the lesser of the first 10 Contract Years or each Contract Year up to the Contract Year in which the younger of the two Covered Persons attains age 80. If you purchased the Principal Plus for Life Plus Spousal Protection Rider to replace a Principal Plus for Life Rider, and the additional Covered Person is the younger of the two Covered Persons, the Bonus Period will be based on the age of that Covered Person as of the initial Contract Date. If you elected the Spousal version of the Principal Plus for Life Rider when you purchase a Contract, the Bonus Period is determined on the Contract Date. The Bonus Period will not change upon the death of either Covered Person.



STEP-UPS. The Principal Plus for Life Plus Spousal Protection Rider is subject to the Step-up benefit as described above for the Principal Plus for Life Rider (see "Principal Plus, Principal Plus for Life - Step-ups"). We schedule the Step-up Dates for the 3rd, 6th, and 9th Contract Anniversary while the Rider is in effect. After the 9th Contract Anniversary, we increase the schedule of Step-up Dates to include each succeeding Contract Anniversary (i.e., the 10th, 11th, 12th etc.) up to and including the 30th Contract Anniversary while the Rider is in effect.



LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described for the Principal Plus for Life Rider above (see "Principal Plus, Principal Plus for Life - Life Expectancy Distribution Program"). Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



SETTLEMENT PHASE. The Principal Plus for Life Plus Spousal Protection Rider will enter a Settlement Phase as described above for Principal Plus for Life when:



      -     the Contract Value reduces to zero; and



      - withdrawals during that Contract Year do not exceed the Guaranteed Withdrawal Amount; and



      - either the Guaranteed Withdrawal Balance or the Lifetime Income Amount is greater than zero.



If during the Settlement Phase, the Guaranteed Withdrawal Balance equals zero and the Lifetime Income Amount is greater than zero, you will automatically receive settlement payments each Contract Year equal to the Lifetime Income Amount during the life of either Covered Person.



IMPACT OF DEATH BENEFITS. Death benefits under a Principal Plus for Life Plus Spousal Protection Rider differ from those under the Principal Plus for Life Rider.



Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Principal Plus for Life Plus Spousal Protection Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only on the lifetime of the surviving Covered Person and continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee (see "Rider Fees" above). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount and the Lifetime Income Amount.



If the first Covered Person to die is not the Owner (or is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect, and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Principal Plus for Life Plus Spousal Protection Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount, Lifetime Income Amount, Bonuses or Step-ups.

If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the Lifetime Income Date. At the time we compute the Lifetime Income Amount, we may permit the surviving Covered Person to receive settlement payments:



      - no greater than the Guaranteed Withdrawal Amount until the Guaranteed Withdrawal Balance is depleted to zero;



      - no less than the Lifetime Income Amount during the lifetime of the surviving Covered Person (the Lifetime Income Amount may be lower than the Guaranteed Withdrawal Amount and the duration of settlement payments based on the Lifetime Income Amount may be longer or shorter than the duration of settlement payments based on the Guaranteed Withdrawal Amount); or



      - based on amounts we calculate under our Life Expectancy Distribution program (see "Life Expectancy Distribution Program" above).



We may limit the ability of the surviving Covered Person to choose a settlement payment amount and duration that differs from the amount and duration in effect before the death of the first Covered Person.



Death of Last Covered Person. If the surviving Covered Person dies while the Principal Plus for Life Plus Spousal Protection Rider is in effect and if the Beneficiary does not take the death benefit under the Contract as a lump sum under our current administrative procedures or as an Annuity Option, the Principal Plus for Life Plus Spousal Protection Rider will continue. The Rider will only continue, however, if the death benefit or the Guaranteed Withdrawal Balance is greater than zero at the time. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit, if greater than the Guaranteed Withdrawal Balance prior to the death benefit, and treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount. The Rider will not continue to provide for any remaining Bonuses or Step-ups, and will not continue with respect to the Lifetime Income Amount. If the Rider continues, the Principal Plus for Life Plus Spousal Protection Rider fee will continue (see "Rider Fees" above). We will permit the Beneficiary to opt out of the initial death benefit Step-up, if any, if we increase the rate of the Principal Plus for Life Plus Spousal Protection Rider fee at that time. The Rider will enter its Settlement Phase if the Guaranteed Withdrawal Balance is still greater than zero when distributions of death benefits under a Contract deplete any remaining death benefit proceeds to zero.



If the surviving Covered Person dies during the Settlement Phase, we will reduce the Lifetime Income Amount to zero. If the Beneficiary at that time is the spouse of the decedent, that spouse may choose the amount of any remaining settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the decedent's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of death. Otherwise, the entire interest must be distributed within five years of the death. When settlement payments deplete the Guaranteed Withdrawal Balance to zero, the Rider terminates and we no make no additional payments to the Beneficiary.



Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Person" in the definitions above). If that happens and:



      - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and



      - if the remaining Covered Person subsequently dies, the Rider may continue in certain cases as described in "Death of Last Covered Person" above.



TERMINATION. The Principal Plus for Life Plus Spousal Protection Rider terminates in the same manner as described above for the Principal Plus for Life Rider.



We impose an additional annual fee for a Principal Plus for Life Plus Spousal Protection Rider to a Contract. Under Principal Plus for Life Plus Spousal Protection, at least one of the Covered Persons must attain age 65 and remain living for you to receive certain benefits. Furthermore, the Riders limit the Investment Options otherwise available under the Contract, contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provide no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described elsewhere in the Prospectus.



EXAMPLES. We provide hypothetical examples that illustrate the benefits under the Principal Plus for Life Plus Automatic Plus Spousal Protection Rider at the end of this Appendix.

PRINCIPAL RETURNS



Principal Returns Definitions



The following definitions apply to the Principal Returns Rider:



AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.



AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 95.



FIRST YEAR PURCHASE PAYMENTS means the amount you pay for your Contract from the date the Rider goes into effect until the next following Contract Anniversary.



GUARANTEED WITHDRAWAL AMOUNT means:



      - The amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted.



      - The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Guaranteed Withdrawal Balance.



      -     The maximum Guaranteed Withdrawal Amount at any time is $400,000.



GUARANTEED WITHDRAWAL BALANCE means:



      - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.



      - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.



      -     The maximum Guaranteed Withdrawal Balance at any time is $5 million.



RESET means a reduction of the Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount.



STEP-UP means an increase in the Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount on certain anniversary dates to reflect market performance that exceeds previously calculated benefits. We use the term "withdrawal" to refer to amounts withdrawn, including any applicable withdrawal charges.



STEP-UP DATE means the date on which we determine whether a Step-up could occur.



Description of the Principal Returns Rider



The optional Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Rider guarantees the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. In addition, when you purchase a Principal Returns Rider, we guarantee that your Contract Value at the end of the first 10 Contract Years will not be less than the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years.



Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may Reset the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit.



IMPACT OF PURCHASE PAYMENTS AND RESTRICTIONS ON PURCHASE PAYMENTS. We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and (unless the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment) increase it to equal the lesser of:



      - 8% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or



      - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Purchase Payment.



Impact on Accumulation Benefit of Additional Purchase Payments during Contract Years Two through Ten. The Accumulation Benefit compares (a) your First Year Purchase Payments up to $5 million to (b) your Contract Value at the end of the first 10 Contract Years plus all fees paid for the Principal Returns Rider during that period. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the period will reflect these investments. Therefore, these Additional Purchase Payments reduce your ability to recover investment losses, if any, on your First Year Purchase Payments through the Accumulation Benefit.

Please see "Accumulation Benefit" below for further details about this feature.



Restrictions on Purchase Payments for Contracts with the Principal Returns Rider. If you purchase the Principal Returns Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during the Rider's "Settlement Phase." Other limitations on Additional Purchase Payments may vary by state.



Special Purchase Payment limits on "Non-Qualified" Contracts. If we issue your Contract other than in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Additional Purchase Payments:



      - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.



Special Purchase Payment limits on "Qualified" Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:



      - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you become Age
            65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;



      - for the year that you become age 70-1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but



      -     we will not accept any Purchase Payment after the Owner becomes age
            81.



You should consult with a qualified tax advisor regarding your Rider for further information on tax rules affecting Qualified Contracts, including IRAs.



General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal of additional payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.



IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:



      -     the Contract Value immediately after the withdrawal; or



      - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.



Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:



      -     the Guaranteed Withdrawal Amount prior to the withdrawal; or



      - 8% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value.



In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance and/or Guaranteed Withdrawal Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).



We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.



The Principal Returns Rider enters a "Settlement Phase" if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero (see "Settlement Phase" below). The Principal Returns Rider benefit terminates if the Contract Value and Guaranteed Withdrawal Balance immediately after a withdrawal are both equal to zero (see "Rider Fees" and "Termination").

If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset (i.e., reduce) the Guaranteed Withdrawal Balance and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.



LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). For purposes of the Principal Returns Rider, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:



      - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59-1/2 Distributions"); or



      - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or



      - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59-1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing a Principal Returns Rider.



Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not make any further withdrawals under the program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero.



Withdrawals under the Life Expectancy Distribution program during your life expectancy (or joint life expectancy) will not be treated as a withdrawal in excess of the permitted Guaranteed Withdrawal Amount. This means that we will not Reset your Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount if a withdrawal under the program causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for an Accumulation Benefit at your 10th Contract Anniversary.



Increases in Guaranteed Amounts under the Principal Returns Rider. We will increase the Guaranteed Withdrawal Balance:



      - to reflect Additional Purchase Payments (see "Impact of Purchase Payments and Restrictions on Purchase Payments" above); and



      -     by any applicable Step-up to reflect certain increases in Contract
            Value.



We will increase your Contract Value at the end of the first 10 Contract Years if:



      -     the Principal Returns Rider is in effect at that time; and



      -     you did not make any withdrawals during the first 10 Contract Years.



We describe how we calculate and apply the increase in the "Accumulation Benefit" paragraph, below.



Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount



STEP-UPS. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance on that date, we will recalculate the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we recalculate a Step-up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Guaranteed Withdrawal Balance.



The Step-up Dates occur only while the Principal Returns Rider is in effect. We schedule the Step-up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-up Dates to include each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. On a Step-up Date, we will automatically increase the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value.



We reserve the right to increase the rate of the fee on any Step-up Date, up to a maximum rate of .95%. Even if we do not increase the rate of the fee, however, each time a Step-up goes into effect the dollar amount of the Rider fee will increase to reflect the stepped-up Guaranteed Withdrawal Balance value. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-up (see "Rider Fees").



If you decline a scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance at that time, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.



Accumulation Benefit (not available in Washington). When you purchase the Principal Returns Rider, we guarantee that, as long as you take no withdrawals during the first 10 Contract Years, your Contract Value at the end of this period will equal the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date.



If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary and add it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.



You should consider your liquidity needs during the first 10 Contract Years before purchasing a Principal Returns Rider. You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.



SETTLEMENT PHASE. We automatically make settlement payments during the "Settlement Phase" under the Principal Returns Rider. The Settlement Phase begins if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero.



At the beginning of the Principal Returns Rider's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Guaranteed Withdrawal Balance depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Guaranteed Withdrawal Balance, however, then the settlement payment for that Contract Year will be limited to the Guaranteed Withdrawal Balance. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in "Accumulation Period Provisions - Death Benefit During the Accumulation Period."



This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During the Accumulation Period" provision of the Prospectus.



Impact of Death Benefits If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.

Continuation of the Principal Returns Rider. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:



      -     Continues if the Guaranteed Withdrawal Balance is greater than zero.



      - Steps-up the Guaranteed Withdrawal Balance to equal the death benefit if the death benefit on the date of determination is greater than the Guaranteed Withdrawal Balance.



      - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may Reset the Guaranteed Withdrawal Balance, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).



      -     Continues to impose the Rider fee.



      - Continues to be eligible for any remaining Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-up Dates will also be measured beginning from the death benefit determination date.



      - Ends any remaining Step-ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine an Adjusted Guaranteed Withdrawal Balance and the annual Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



ADDITIONAL ANNUITY OPTION FOR CONTRACTS WITH A PRINCIPAL RETURNS RIDER. Please see "Pay-Out Period Provisions" on page 40 for a description of Annuity Options available under a Contract.



TAX CONSIDERATIONS. Please see "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.



TERMINATION. You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates, automatically, however, upon the earliest of:



      - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or



      - the date the Guaranteed Withdrawal Balance and the Contract Value both deplete to zero; or



      -     the date an Annuity Option under the Contract begins; or



      - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any upgrade program that we may make available in the future; or



      -     termination of the Contract.






We impose an additional annual fee for the Principal Returns Rider. Furthermore, the Rider limits the Investment Options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described elsewhere in the Prospectus.

EXAMPLES OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS



The following examples provide hypothetical illustrations of the benefits provided under the Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, Principal Plus for Life Plus Spousal Protection and Principal Returns optional benefit Riders. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.



EXAMPLES 1a, 1b, 1c AND 1d ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE OPTIONAL BENEFIT RIDER.



EXAMPLE 1a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS.



CONTRACTS ISSUED ON OR AFTER JANUARY 17, 2008. Assume a single Purchase Payment of $100,000 at Covered Person's age 49-1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.



                            PURCHASE        LIFETIME INCOME        WITHDRAWAL                        BENEFIT BASE ON CONTRACT
  CONTRACT YEAR             PAYMENTS             AMOUNT              TAKEN             BONUS              ANNIVERSARY
-----------------          -----------      -----------------      ------------    ------------      --------------------------
     At issue              $ 100,000               N/A              $    0          $      0              $  100,000(1)
         1                         0               N/A                   0             7,000(2)              107,000(3)
         2                         0               N/A                   0             7,000                 114,000
         3                         0               N/A                   0             7,000                 121,000
         4                         0               N/A                   0             7,000                 128,000
         5                         0               N/A                   0             7,000                 135,000
         6                         0               N/A                   0             7,000                 142,000
         7                         0               N/A                   0             7,000                 149,000
         8                         0               N/A                   0             7,000                 156,000
         9                         0               N/A                   0             7,000                 163,000
        10                         0               N/A                   0             7,000                 170,000
        11                         0           $ 8,500(4)            8,500                 0                 170,000
        12                         0             8,500               8,500                 0                 170,000
        13                         0             8,500               8,500                 0                 170,000
        14                         0             8,500               8,500                 0                 170,000
        15                         0             8,500               8,500                 0                 170,000
        20                         0             8,500               8,500                 0                 170,000



(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 59-1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $170,000 = $8,500).

CONTRACTS ISSUED PRIOR TO JANUARY 17, 2008 OR IN NEW YORK. Assume a single Purchase Payment of $100,000 at Covered Person's age 51, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.



                                                                                                   BENEFIT BASE ON
                                          LIFETIME INCOME                                              CONTRACT
   CONTRACT YEAR     PURCHASE PAYMENTS        AMOUNT        WITHDRAWAL TAKEN         BONUS           ANNIVERSARY
------------------   ------------------   ----------------  ----------------       ----------      ----------------
     At issue           $  100,000               N/A             $    0            $     0            $100,000(1)
         1                       0               N/A                  0              6,000(2)          106,000(3)
         2                       0               N/A                  0              6,000             112,000
         3                       0               N/A                  0              6,000             118,000
         4                       0               N/A                  0              6,000             124,000
         5                       0               N/A                  0              6,000             130,000
         6                       0               N/A                  0              6,000             136,000
         7                       0               N/A                  0              6,000             142,000
         8                       0               N/A                  0              6,000             148,000
         9                       0               N/A                  0              6,000             154,000
        10                       0               N/A                  0              6,000             160,000
        11                       0           $ 8,000(4)           8,000                  0             160,000
        12                       0             8,000              8,000                  0             160,000
        13                       0             8,000              8,000                  0             160,000
        14                       0             8,000              8,000                  0             160,000
        15                       0             8,000              8,000                  0             160,000
        20                       0             8,000              8,000                  0             160,000



(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 59-1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $160,000 = $8,000).



EXAMPLE 1b. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.



                                                                                                                  LIFETIME INCOME
                                       BENEFIT BASE      LIFETIME INCOME                       BENEFIT BASE ON       AMOUNT ON
                                          AFTER           AMOUNT AFTER                            CONTRACT           CONTRACT
CONTRACT YEAR   PURCHASE PAYMENTS    PURCHASE PAYMENT   PURCHASE PAYMENT   WITHDRAWAL TAKEN      ANNIVERSARY        ANNIVERSARY
--------------  -----------------    -----------------  -----------------  -----------------   ----------------   ----------------
  At issue        $  100,000         $  100,000           $  5,000                  --           $  100,000          $  5,000
      1               10,000(1)         110,000(1)           5,500(1)         $  5,500              110,000             5,500
      2               10,000(2)         114,500(2)           5,725(2)            5,725              114,500             5,725



(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,500) = $114,500) The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 1c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59-1/2, no Additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3.



                                                                           HYPOTHETICAL
                                                                        CONTRACT VALUE ON
                                   LIFETIME INCOME                           CONTRACT        BENEFIT BASE ON
                     PURCHASE       AMOUNT AFTER                        ANNIVERSARY PRIOR        CONTRACT
   CONTRACT YEAR     PAYMENTS     PURCHASE PAYMENT   WITHDRAWAL TAKEN      TO RIDER FEE        ANNIVERSARY
-----------------    ---------    -----------------  -----------------  ------------------   ----------------
     At issue        $ 100,000            --                 --                   --           $  100,000
         1                   0      $  5,000           $  5,000           $  102,000              102,000(1)
         2                   0         5,100(1)           5,100(1)           103,514              103,514
         3                   0         5,176              5,176              105,020              105,020
         4                   0         5,251              5,251               94,013(2)           105,020(2)
         5                   0         5,251              5,251               78,793              105,020



(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $102,000 = $5,100).



(2) At the end of Contract Year 4, the Contract Value in this example, $94,013 is less than the Benefit Base of $105,020. The Benefit Base will remain at $105,020.



EXAMPLE 1d. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60 (61 in New York), Additional Purchase Payments in years 2, 13 and 15, an Excess Withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.



                    LIFETIME INCOME                                          HYPOTHETICAL
                     AMOUNT BEFORE       PURCHASE                              CONTRACT                           LIFETIME INCOME
  CONTRACT YEAR       TRANSACTION        PAYMENTS      WITHDRAWAL TAKEN          VALUE           BENEFIT BASE         AMOUNT
----------------    ----------------    -----------    ----------------      -------------       ------------     ----------------
     At issue               --          $ 100,000               --            $ 100,000           $ 100,000            $ 5,000
         1             $ 5,000                  0          $10,000(1)            85,000              85,000(1)           4,250(1)
         2               4,250             10,000(2)             0               93,500              95,000(2)           4,750(2)
        12               4,750                  0                0              120,000             120,000              6,000
        13               6,000             10,000(3)             0              130,000             130,000(3)           6,500(3)
        14               6,500                  0            6,500              123,500             130,000              6,500
        15               6,500             10,000(4)             0              130,000             133,500(4)           6,675(4)
        16               6,675                  0                0              125,000             133,500              6,675



(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,000. The Benefit Base will be Reset to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will Reset to 5% of the new Benefit Base (.05 x $85,000 = $4,250).



(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the Reset of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .05 x $95,000 = $4,750.



(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .05 x $130,000 = $6,500.



(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,500 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Purchase Payment. The new Benefit Base equals $133,500 ($130,000 + $10,000 - $6,500). The new Lifetime Income Amount is .05 x $133,500 = $6,675.

EXAMPLES 2a, 2b, 2c AND 2d ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE - JOINT LIFE OPTIONAL BENEFIT RIDER.



EXAMPLE 2a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING FOR WITHDRAWALS.



CONTRACTS ISSUED ON OR AFTER JANUARY 17, 2008. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 49-1/2, no additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.



                                                                                              BENEFIT BASE ON
                     PURCHASE        LIFETIME INCOME                                             CONTRACT
CONTRACT YEAR        PAYMENTS             AMOUNT          WITHDRAWAL TAKEN        BONUS         ANNIVERSARY
--------------       ----------      ---------------      -----------------     ----------    ----------------
   At issue          $ 100,000              N/A           $        0            $     0         $ 100,000(1)
       1                     0              N/A                    0              7,000(2)        107,000(3)
       2                     0              N/A                    0              7,000           114,000
       3                     0              N/A                    0              7,000           121,000
       4                     0              N/A                    0              7,000           128,000
       5                     0              N/A                    0              7,000           135,000
       6                     0              N/A                    0              7,000           142,000
       7                     0              N/A                    0              7,000           149,000
       8                     0              N/A                    0              7,000           156,000
       9                     0              N/A                    0              7,000           163,000
      10                     0              N/A                    0              7,000           170,000
      11                     0          $ 8,075(4)             8,075                  0           170,000
      12                     0            8,075                8,075                  0           170,000
      13                     0            8,075                8,075                  0           170,000
      14                     0            8,075                8,075                  0           170,000
      15                     0            8,075                8,075                  0           170,000
      20                     0            8,075                8,075                  0           170,000



(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 59-1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $170,000 = $8,075)

CONTRACTS ISSUED PRIOR TO JANUARY 17, 2008. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 49-1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.



                                                                                                       BENEFIT BASE ON
                                          LIFETIME INCOME                                                  CONTRACT
CONTRACT YEAR       PURCHASE PAYMENTS         AMOUNT          WITHDRAWAL TAKEN          BONUS            ANNIVERSARY
--------------      ------------------    ----------------    -----------------       ---------        ----------------
  At issue           $  100,000                  N/A            $     0               $     0           $ 100,000(1)
      1                       0                  N/A                  0                 6,000(2)          106,000(3)
      2                       0                  N/A                  0                 6,000             112,000
      3                       0                  N/A                  0                 6,000             118,000
      4                       0                  N/A                  0                 6,000             124,000
      5                       0                  N/A                  0                 6,000             130,000
      6                       0                  N/A                  0                 6,000             136,000
      7                       0                  N/A                  0                 6,000             142,000
      8                       0                  N/A                  0                 6,000             148,000
      9                       0                  N/A                  0                 6,000             154,000
     10                       0                  N/A                  0                 6,000             160,000
     11                       0              $ 7,600(4)           7,600                     0             160,000
     12                       0                7,600              7,600                     0             160,000
     13                       0                7,600              7,600                     0             160,000
     14                       0                7,600              7,600                     0             160,000
     15                       0                7,600              7,600                     0             160,000
     20                       0                7,600              7,600                     0             160,000



(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 59-1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $160,000 = $7,600).

EXAMPLE 2b. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at youngest Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.



                                                        LIFETIME INCOME                                            LIFETIME
                                                          AMOUNT AFTER                      BENEFIT BASE ON     INCOME AMOUNT
CONTRACT                         BENEFIT BASE AFTER         PURCHASE      WITHDRAWAL          CONTRACT           ON CONTRACT
  YEAR       PURCHASE PAYMENTS    PURCHASE PAYMENT          PAYMENT          TAKEN          ANNIVERSARY          ANNIVERSARY
---------    -----------------  --------------------    ----------------  -----------       ----------------   --------------
At issue        $  100,000         $  100,000           $ 4,750                  --          $  100,000          $  5,000
    1               10,000(1)         110,000(1)          5,225(1)         $  5,225             110,000             5,225
    2               10,000(2)         114,775(2)          5,452(2)            5,452             114,775             5,452



(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $110,000 = $5,225).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,225) = $114,775). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $114,775 = $5,451.81).



EXAMPLE 2c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59-1/2 of the youngest Covered Person, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Benefit Base Steps-up at the end of Contract Years 1, 2 and 3.



                                                                                      HYPOTHETICAL
                                                                                    CONTRACT VALUE ON
                                           LIFETIME INCOME                              CONTRACT
                                            AMOUNT AFTER                               ANNIVERSARY         BENEFIT BASE ON
CONTRACT YEAR        PURCHASE PAYMENTS    PURCHASE PAYMENT     WITHDRAWAL TAKEN    PRIOR TO RIDER FEE   CONTRACT ANNIVERSARY
--------------       ------------------   -----------------    -----------------   -------------------  ---------------------
   At issue              $ 100,000                --                   --                      --            $  100,000
      1                          0          $  4,750             $  4,750              $  102,250               102,250
      2                          0             4,857(1)             4,857(1)              104,025               104,025(1)
      3                          0             4,941                4,941                 105,800               105,800
      4                          0             5,026                5,026                  94,977(2)            105,800(2)
      5                          0             5,026                5,026                  79,882               105,800



(1) At the end of Contract Year 1, the Contract Value in this example, $102,250 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.0475 x $102,000 = $4,856.88).



(2) At the end of Contract Year 4, the Contract Value in this example, $94,977 is less than the Benefit Base of $105,800. The Benefit Base will remain at $105,800.

EXAMPLE 2d. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60 (61 in New York), Additional Payments in years 2, 13 and 15, an excess withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.



                 LIFETIME INCOME                                       HYPOTHETICAL
                  AMOUNT BEFORE      PURCHASE                            CONTRACT                         LIFETIME INCOME
CONTRACT MONTH     TRANSACTION       PAYMENTS      WITHDRAWAL TAKEN        VALUE         BENEFIT BASE         AMOUNT
--------------   ---------------  -------------   -----------------   --------------   ---------------    ---------------
   At issue              --          $  100,000               --        $   100,000      $   100,000        $    4,750
       1          $   4,750                   0     $     10,000(1)          85,000           85,000(1)          4,038(1)
       2              4,038              10,000(2)             0             93,500           95,000(2)          4,513(2)
      12              4,513                   0                0            120,000          120,000             5,700
      13              5,700              10,000(3)             0            130,000          130,000(3)          6,175(3)
      14              6,175                   0            6,175            123,825          130,000             6,175
      15              6,175              10,000(4)             0            130,000          133,825(4)          6,357(4)
      16              6,357                   0                0            125,000          133,825             6,357



(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $4,750. The Benefit Base will be Reset to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will Reset to 4.75% of the new Benefit Base (.0475 x $85,000 = $4,038).



(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the Reset of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .0475 x $95,000 = $4,513.



(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .0475 x $130,000 = $6,175.



(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,175 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Payment. The new Benefit Base equals $133,825 ($130,000 + $10,000 - $6,175). The new Lifetime Income Amount is .0475 x $133,825 =
      $6,357.



EXAMPLES 3a, 3b AND 3c ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS OPTIONAL BENEFIT RIDER.



EXAMPLE 3a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken in each of the first 20 Contract Years and there are no Step-ups.



                                                                                               GUARANTEED WITHDRAWAL
                                     GUARANTEED WITHDRAWAL                                      BALANCE ON CONTRACT
 CONTRACT YEAR   PURCHASE PAYMENTS          AMOUNT           WITHDRAWAL TAKEN        BONUS          ANNIVERSARY
---------------  -----------------  ----------------------   ----------------     ---------    ----------------------
    At issue       $   100,000                  --                     --               --          $     100,000(1)
        1                    0        $      5,000(1)         $     5,000          $     0(2)              95,000
        2                    0               5,000                  5,000(2)             0                 90,000(3)
        3                    0               5,000                  5,000                0                 85,000
        4                    0               5,000                  5,000                0                 80,000
        5                    0               5,000                  5,000                0                 75,000
       10                    0               5,000                  5,000                0                 50,000
       20                    0               5,000                  5,000                0                      0(4)



(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000).



(2) In this example, withdrawals each year equal the Guaranteed Withdrawal Amount. There is no Bonus in any year that a withdrawal is taken.



(3) Since the withdrawal taken is equal to the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($95,000 - $5,000 = $90,000).



(4) In this example, withdrawals equal to the Guaranteed Withdrawal Amount were taken each year for 20 years. At the end of 20 years, the Guaranteed Withdrawal Balance is zero and the Rider will terminate.

EXAMPLE 3b. THIS EXAMPLE ILLUSTRATES THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000, an Additional Purchase Payment of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the Guaranteed Withdrawal Amount is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in Bonuses in those years) and there are no Step-ups.



                                    GUARANTEED WITHDRAWAL                                 GUARANTEED WITHDRAWAL
                                    AMOUNT AFTER PURCHASE                                  BENEFIT ON CONTRACT
 CONTRACT YEAR   PURCHASE PAYMENTS         PAYMENT         WITHDRAWAL TAKEN    BONUS           ANNIVERSARY
---------------  -----------------  ---------------------  ----------------   --------    ---------------------
     At issue      $  100,000                   --                  --               --      $   100,000
        1                   0         $      5,000          $        0        $   5,000(1)       105,000(1)
        2              10,000(B)             5,750(2)                0            5,500          120,500
        3                   0                6,025               6,025(3)             0(4)       114,475(3)
        4                   0                6,025                   0            5,500          119,975
        5                   0                6,025                   0            5,500          125,475



(1) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The new Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the bonus (.05 x $105,000 - $5,250).



(2) In this example, there is an Additional Purchase Payment at the beginning of the second Contract Year. Prior to that Purchase Payment the Guaranteed Withdrawal Amount is $5,250, see footnote A above. Following the Additional Purchase Payment, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment (.05 x ($105,000 + $10,000) = $5,750) or (b) the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus 5% of the Purchase Payment ($5,250 + (.05 x $10,000)) = $5,750).



(3) In this example there is a withdrawal equal to the Guaranteed Withdrawal Amount $6,025 in year 3. Since this withdrawal does not exceed the Guaranteed Withdrawal Amount, the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,500 - $6,025 = $114,475).



(4)   No Bonus is payable in any year that a withdrawal is taken.



EXAMPLE 3c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS AND EXCESS WITHDRAWALS. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, the Owner elects to Step-up the Guaranteed Withdrawal Balance at the end of Contract Year 3, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 (resulting in a Reset).



                                                                        HYPOTHETICAL CONTRACT
                            GUARANTEED WITHDRAWAL                               VALUE                         GUARANTEED WITHDRAWAL
 CONTRACT       PURCHASE    AMOUNT AFTER PURCHASE      WITHDRAWAL      ON CONTRACT ANNIVERSARY                 BALANCE ON CONTRACT
   YEAR         PAYMENTS           PAYMENT                TAKEN             PRIOR TO FEE            BONUS          ANNIVERSARY
-----------   -----------   ---------------------     ------------     -----------------------     --------  ----------------------
   At issue    $  100,000                 --                    --                    --                 --         $   100,000
      1                 0          $   5,000            $    5,000            $   102,000            $    0              95,000
      2                 0              5,000                 5,000                103,828                 0              90,000
      3                 0              5,000                 5,000                105,781(1)              0             105,781(1)
      4                 0              5,289(2)              5,289                 94,946                 0             100,492
      5                 0              5,289                10,000(3)              79,898(3)              0              79,898(3)



(1) At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.



(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289).



(3) At the end of year 5, there is a withdrawal of $10,000 which is greater than the Guaranteed Withdrawal Amount. Since this is an excess withdrawal, the Guaranteed Withdrawal Balance will be Reset to the lesser of (a) the Contract Value after the withdrawal ($79,898) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($100,492 - $10,000 = $90,492). Since the Guaranteed Withdrawal Balance was Reset, the Guaranteed Withdrawal Amount will be Reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (.05 x $79,898 = $3,995).

EXAMPLES 4a, 4b, 4c AND 4d ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE OPTIONAL BENEFIT RIDER.



EXAMPLE 4a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.



                                                                                                                     GUARANTEED
                                        GUARANTEED                                                               WITHDRAWAL BALANCE
                      PURCHASE          WITHDRAWAL       LIFETIME INCOME                                            ON CONTRACT
CONTRACT YEAR         PAYMENTS            AMOUNT             AMOUNT         WITHDRAWAL TAKEN        BONUS           ANNIVERSARY
-------------        ----------         --------      ------------------    ----------------      ---------      ------------------
  At issue            $ 100,000              N/A               N/A            $      0             $      0       $      100,000(1)
      1                       0          $ 5,000(1)            N/A                   0                5,000(2)           105,000(3)
      2                       0            5,250(3)            N/A                   0                5,000              110,000
      3                       0            5,500               N/A                   0                5,000              115,000
      4                       0            5,750               N/A                   0                5,000              120,000
      5                       0            6,000               N/A                   0                5,000              125,000
      6                       0            6,250               N/A                   0                5,000              130,000
      7                       0            6,500               N/A                   0                5,000              135,000
      8                       0            6,750               N/A                   0                5,000              140,000
      9                       0            7,000               N/A                   0                5,000              145,000
     10                       0            7,250               N/A                   0                5,000              150,000
     11                       0            7,500         $   7,500(4)            7,500                    0              142,500
     12                       0            7,500             7,500               7,500                    0              135,000
     13                       0            7,500             7,500               7,500                    0              127,500
     14                       0            7,500             7,500               7,500                    0              120,000
     15                       0            7,500             7,500               7,500                    0              112,500
     20                       0            7,500             7,500               7,500                    0               75,000
     25                       0            7,500             7,500               7,500                    0               37,500
     30                       0            7,500             7,500               7,500                    0                    0
     31+                      0                0             7,500               7,500                    0                    0



(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).



(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (.05 x $105,000 = $5,250).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500)



EXAMPLE 4b. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.




                                       BENEFIT BASE      LIFETIME INCOME                      BENEFIT BASE ON     LIFETIME INCOME
                      PURCHASE             AFTER          AMOUNT AFTER                            CONTRACT       AMOUNT ON CONTRACT
CONTRACT YEAR         PAYMENTS       PURCHASE PAYMENT   PURCHASE PAYMENT   WITHDRAWAL TAKEN     ANNIVERSARY         ANNIVERSARY
-------------      ------------     -----------------  -----------------   ----------------   ---------------   -------------------
  At issue           $ 100,000        $   100,000       $     5,000                  --        $   100,000        $   5,000
      1                 10,000(1)         110,000(1)          5,500(1)       $    5,500            104,500            5,500
      2                 10,000(2)         114,500(2)          5,725(2)            5,725            108,775            5,725



(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 4c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Year 3.



                                                                                             HYPOTHETICAL
                                                      LIFETIME                            CONTRACT VALUE ON
                                   GUARANTEED          INCOME                                  CONTRACT            GUARANTEED
                                   WITHDRAWAL       AMOUNT AFTER                          ANNIVERSARY PRIOR    WITHDRAWAL BALANCE
                  PURCHASE        AMOUNT AFTER        PURCHASE                                    TO                   ON
 CONTRACT YEAR    PAYMENTS      PURCHASE PAYMENT       PAYMENT        WITHDRAWAL TAKEN        RIDER FEE       CONTRACT ANNIVERSARY
--------------  ----------      ---------------    -------------     -----------------    -----------------  ---------------------
    At issue     $ 100,000              --                 --                 --                   --            $   100,000
       1                 0       $   5,000          $   5,000          $   5,000           $   102,000                95,000
       2                 0           5,000              5,000              5,000               103,828                90,000
       3                 0           5,000              5,000              5,000               105,781               105,781(1)
       4                 0           5,289(2)           5,289(2)           5,289                94,946               100,492



(1) At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.



(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $107,881 = $5,289).



EXAMPLE 4d. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 2c, but with a withdrawal of $10,000 at the end of year 4.



                                                                                              HYPOTHETICAL
                                                       LIFETIME                            CONTRACT VALUE ON
                                    GUARANTEED          INCOME                                  CONTRACT            GUARANTEED
                                    WITHDRAWAL       AMOUNT AFTER                          ANNIVERSARY PRIOR    WITHDRAWAL BALANCE
                   PURCHASE        AMOUNT AFTER        PURCHASE                                    TO                   ON
 CONTRACT YEAR     PAYMENTS      PURCHASE PAYMENT       PAYMENT        WITHDRAWAL TAKEN        RIDER FEE       CONTRACT ANNIVERSARY
--------------     --------      ----------------       -------        ----------------        ---------       --------------------
    At issue      $ 100,000              --                  --                  --                   --          $   100,000
       1                  0       $   5,000          $    5,000         $     5,000          $   102,000               95,000
       2                  0           5,000               5,000               5,000              103,828               90,000
       3                  0           5,000               5,000               5,000              105,781              105,781
       4                  0           5,289               5,289              10,000               90,235               90,235(1)
       5                  0           4,512(1)            4,512(1)            4,512               76,319               85,723



(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,289. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($90,235) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,781 - $10,000 = $95,781). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $90,235 = $4,512).

EXAMPLES 5a, 5b, 5c AND 5d ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UPS OPTIONAL BENEFIT RIDER.



EXAMPLE 5a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49 1/2, no Additional Purchase Payments, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.



                                                                                                                     GUARANTEED
                                        GUARANTEED                                                               WITHDRAWAL BALANCE
                      PURCHASE          WITHDRAWAL       LIFETIME INCOME                                            ON CONTRACT
CONTRACT YEAR         PAYMENTS            AMOUNT             AMOUNT         WITHDRAWAL TAKEN        BONUS           ANNIVERSARY
-------------        ---------        ----------        ----------------    ----------------     ----------      ------------------
  At issue            $ 100,000              N/A               N/A            $      0            $       0         $   100,000(1)
      1                       0          $ 5,000(1)            N/A                   0                5,000(2)          105,000(3)
      2                       0            5,250(3)            N/A                   0                5,000             110,000
      3                       0            5,500               N/A                   0                5,000             115,000
      4                       0            5,750               N/A                   0                5,000             120,000
      5                       0            6,000               N/A                   0                5,000             125,000
      6                       0            6,250               N/A                   0                5,000             130,000
      7                       0            6,500               N/A                   0                5,000             135,000
      8                       0            6,750               N/A                   0                5,000             140,000
      9                       0            7,000               N/A                   0                5,000             145,000
     10                       0            7,250               N/A                   0                5,000             150,000
     11                       0            7,500         $   7,500(4)            7,500                    0             142,500
     12                       0            7,500             7,500               7,500                    0             135,000
     13                       0            7,500             7,500               7,500                    0             127,500
     14                       0            7,500             7,500               7,500                    0             120,000
     15                       0            7,500             7,500               7,500                    0             112,500
     20                       0            7,500             7,500               7,500                    0              75,000
     25                       0            7,500             7,500               7,500                    0              37,500
     30                       0            7,500             7,500               7,500                    0                   0
     31+                      0                0             7,500               7,500                    0                   0



(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount , the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).



(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the Bonus (.05 x $105,000 = $5,250).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500)



EXAMPLE 5b. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.



                                   BENEFIT BASE      LIFETIME INCOME                      BENEFIT BASE ON     LIFETIME INCOME
                  PURCHASE             AFTER          AMOUNT AFTER                            CONTRACT       AMOUNT ON CONTRACT
CONTRACT YEAR     PAYMENTS       PURCHASE PAYMENT   PURCHASE PAYMENT   WITHDRAWAL TAKEN     ANNIVERSARY         ANNIVERSARY
-------------     ---------      ----------------   ----------------   ----------------   ---------------    -------------------
  At issue        $ 100,000         $  100,000        $    5,000               --         $      100,000            $ 5,000
      1              10,000(1)         110,000(1)          5,500(1)      $  5,500                104,500              5,500
      2              10,000(2)         114,500(2)          5,725(2)         5,725                108,775              5,725



(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 5c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59 1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Years 1, 2 and 3,


                                                                                    HYPOTHETICAL
                                                  LIFETIME                        CONTRACT VALUE ON
                                GUARANTEED         INCOME                              CONTRACT             GUARANTEED
                                WITHDRAWAL      AMOUNT AFTER                      ANNIVERSARY PRIOR      WITHDRAWAL BALANCE
                 PURCHASE      AMOUNT AFTER       PURCHASE                               TO                     ON
 CONTRACT YEAR   PAYMENTS    PURCHASE PAYMENT     PAYMENT      WITHDRAWAL TAKEN      RIDER FEE         CONTRACT ANNIVERSARY
--------------   ---------   ---------------    ------------   ----------------   -----------------    --------------------
    At issue     $ 100,000            --                --               --                     --         $   100,000
       1                 0      $  5,000          $  5,000          $ 5,000              $ 102,000             102,000(1)
       2                 0         5,100(2)          5,100            5,100                103,514             103,514
       3                 0         5,176             5,176            5,176                105,020             105,020
       4                 0         5,251             5,251            5,251                 94,012              99,769


(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Guaranteed Withdrawal Balance ($10,000 - $5,000 = $95,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $102,000.



(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $102,000 = $5,100).



EXAMPLE 5d. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 3c, but with a withdrawal of $10,000 at the end of year 4.


                                                                                    HYPOTHETICAL
                                                  LIFETIME                        CONTRACT VALUE ON
                                GUARANTEED         INCOME                              CONTRACT             GUARANTEED
                                WITHDRAWAL      AMOUNT AFTER                      ANNIVERSARY PRIOR      WITHDRAWAL BALANCE
                 PURCHASE      AMOUNT AFTER       PURCHASE                               TO                     ON
 CONTRACT YEAR   PAYMENTS    PURCHASE PAYMENT     PAYMENT      WITHDRAWAL TAKEN      RIDER FEE         CONTRACT ANNIVERSARY
--------------   ---------   ---------------    ------------   ----------------   -----------------    --------------------
    At issue     $ 100,000              --               --              --                  --           $  100,000
       1            0             $  5,000         $  5,000        $  5,000           $ 102,000              102,000
       2            0                5,100            5,100           5,100             103,514              103,514
       3            0                5,176            5,176           5,176             105,020              105,020
       4            0                5,251            5,251          10,000              89,263               89,263(1)
       5            0                4,463(1)         4,463(1)        4,463              75,307               84,800


(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,251. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($89,263) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,020 - $10,000 = $95,020). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $89,263 = $4,463).

EXAMPLES 6a, 6b, 6c AND 6d ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE PLUS SPOUSAL PROTECTION OPTIONAL BENEFIT RIDER.



EXAMPLE 6a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at age 55 of oldest Covered Person, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and either of the Covered Persons survives at least 31 years from issue.



                                                                                                      GUARANTEED
                                  GUARANTEED                                                       WITHDRAWAL BALANCE
                   PURCHASE       WITHDRAWAL    LIFETIME INCOME                                       ON CONTRACT
CONTRACT YEAR      PAYMENTS         AMOUNT           AMOUNT       WITHDRAWAL TAKEN    BONUS          ANNIVERSARY
-------------    -----------   -------------   ---------------    ----------------   --------      ------------------
     At issue     $ 100,000            N/A              N/A         $      0         $      0           $ 100,000(1)
         1                0      $   5,000(1)           N/A                0            5,000(2)          105,000(3)
         2                0          5,250(3)           N/A                0            5,000             110,000
         3                0          5,500              N/A                0            5,000             115,000
         4                0          5,750              N/A                0            5,000             120,000
         5                0          6,000              N/A                0            5,000             125,000
         6                0          6,250              N/A                0            5,000             130,000
         7                0          6,500              N/A                0            5,000             135,000
         8                0          6,750              N/A                0            5,000             140,000
         9                0          7,000              N/A                0            5,000             145,000
        10                0          7,250              N/A                0            5,000             150,000
        11                0          7,500         $  7,500(4)         7,500                0             142,500
        12                0          7,500            7,500            7,500                0             135,000
        13                0          7,500            7,500            7,500                0             127,500
        14                0          7,500            7,500            7,500                0             120,000
        15                0          7,500            7,500            7,500                0             112,500
        20                0          7,500            7,500            7,500                0              75,000
        25                0          7,500            7,500            7,500                0              37,500
        30                0          7,500            7,500            7,500                0                   0
        31+               0              0            7,500            7,500                0                   0



(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).



(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the Bonus (.05 x $105,000 = $5,250).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59 1/2 (oldest Covered Person for Principal Plus for Life - Spousal Protection Rider). The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).

EXAMPLE 6b. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at age 65 of oldest Covered Person, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.



                                  BENEFIT BASE       LIFETIME INCOME                       BENEFIT BASE ON     LIFETIME INCOME
                   PURCHASE           AFTER           AMOUNT AFTER                             CONTRACT       AMOUNT ON CONTRACT
  CONTRACT YEAR    PAYMENTS     PURCHASE PAYMENT    PURCHASE PAYMENT   WITHDRAWAL TAKEN      ANNIVERSARY         ANNIVERSARY
----------------   ---------    ----------------    ----------------   ----------------    ---------------    ----------------------
     At issue      $ 100,000        $  100,000           $  5,000                --           $ 100,000            $ 5,000
         1            10,000(1)        110,000(1)           5,500(1)        $ 5,500             104,500              5,500
         2            10,000(2)        114,500(2)           5,725(2)          5,725             108,775              5,725



(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).



EXAMPLE 6c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at the oldest Covered Person's age 65, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Year 3.



                                                                                     HYPOTHETICAL
                                                  LIFETIME                         CONTRACT VALUE ON
                                GUARANTEED         INCOME                               CONTRACT              GUARANTEED
                                WITHDRAWAL      AMOUNT AFTER                       ANNIVERSARY PRIOR      WITHDRAWAL BALANCE
                  PURCHASE     AMOUNT AFTER       PURCHASE                                 TO                     ON
CONTRACT YEAR     PAYMENTS   PURCHASE PAYMENT      PAYMENT     WITHDRAWAL TAKEN        RIDER FEE         CONTRACT ANNIVERSARY
--------------   ---------   ----------------   ------------   ----------------   -------------------    --------------------
    At issue     $ 100,000             --               --               --                     --             $  100,000
       1                 0       $  5,000         $  5,000         $  5,000             $  102,000                 95,000
       2                 0          5,000            5,000            5,000                103,560                 90,000
       3                 0          5,000            5,000            5,000                105,240(1)             105,240(1)
       4                 0          5,262(2)         5,262(2)         5,262                 94,245                 99,978



(1) At the end of Contract Year 3, the Contract Value in this example, $105,240 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,240.



(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,240 = $5,262). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,240 = $5,262).



EXAMPLE 6d. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 4c, but with a withdrawal of $10,000 at the end of year 4.



                                                                                     HYPOTHETICAL
                                                  LIFETIME                         CONTRACT VALUE ON
                                GUARANTEED         INCOME                               CONTRACT              GUARANTEED
                                WITHDRAWAL      AMOUNT AFTER                       ANNIVERSARY PRIOR      WITHDRAWAL BALANCE
                  PURCHASE     AMOUNT AFTER       PURCHASE                                 TO                     ON
CONTRACT YEAR     PAYMENTS   PURCHASE PAYMENT      PAYMENT     WITHDRAWAL TAKEN        RIDER FEE         CONTRACT ANNIVERSARY
--------------   ---------   ----------------   ------------   ----------------   -------------------    --------------------
    At issue     $ 100,000             --               --               --                    --          $   100,000
       1                 0       $  5,000         $  5,000         $  5,000            $  102,000               95,000
       2                 0          5,000            5,000            5,000               103,560               90,000
       3                 0          5,000            5,000            5,000               105,240              105,240
       4                 0          5,262            5,262           10,000                89,507               89,507(1)
       5                 0          4,475(1)         4,475(1)         4,475                75,465               85,031



(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,262. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($89,507) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,240 - $10,000 = $95,240). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $89,507 = $4,475).



EXAMPLES 7a, 7b, 7c AND 7d ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL RETURNS OPTIONAL BENEFIT RIDER.

EXAMPLE 7a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS OF THE GUARANTEED WITHDRAWAL AMOUNT. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken in each of the first 12 Contract Years and there are no Step-ups.



                                                                                            GUARANTEED WITHDRAWAL BALANCE
  CONTRACT YEAR    PURCHASE PAYMENTS   GUARANTEED WITHDRAWAL AMOUNT   WITHDRAWAL TAKEN(2)      ON CONTRACT ANNIVERSARY
----------------   -----------------   ----------------------------   -------------------   -----------------------------
    At issue           $ 100,000                $ 8,000                         --                $  100,000(1)
        1                      0                  8,000                    $ 8,000                    92,000(3)
        2                      0                  8,000                      8,000                    84,000
        3                      0                  8,000                      8,000                    76,000
        4                      0                  8,000                      8,000                    68,000
        5                      0                  8,000                      8,000                    60,000
       10                      0                  8,000                      8,000                    20,000
       12                      0                  8,000                      8,000                     4,000
       13                      0                  8,000                      4,000                         0(4)



(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Guaranteed Withdrawal Balance (.08 x $100,000 = $8,000).



(2)   In this example, withdrawals each year equal the Guaranteed Withdrawal
      Amount.



(3) Since the withdrawal taken is equal to the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($100,000 - $8,000 = $92,000).



(4) In this example, withdrawals equal to the Guaranteed Withdrawal Amount were taken each year for 12 years. At the end of 12 years, the Guaranteed Withdrawal Balance is $4,000. The withdrawal of $4,000 in the next year reduced the Guaranteed Withdrawal Balance to $0 and the Rider will terminate.



EXAMPLE 7b. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS THAT ARE LESS THAN GUARANTEED WITHDRAWAL AMOUNT FOR THE FIRST 5 YEARS AND EQUAL THE GUARANTEED WITHDRAWAL AMOUNT THEREAFTER. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, and there are no Step-ups.



                                                                                            GUARANTEED WITHDRAWAL BALANCE
  CONTRACT YEAR    PURCHASE PAYMENTS   GUARANTEED WITHDRAWAL AMOUNT   WITHDRAWAL TAKEN(2)      ON CONTRACT ANNIVERSARY
----------------   -----------------   ----------------------------   -------------------   -----------------------------
    At issue           $ 100,000               $ 8,000                           --                    $ 100,000
        1                      0                 8,000                      $ 6,000                       94,000(2)
        2                      0                 8,000                        6,000                       88,000
        3                      0                 8,000                        6,000                       82,000
        4                      0                 8,000                        6,000                       76,000
        5                      0                 8,000                        6,000                       70,000
       10                      0                 8,000                        8,000                       30,000
       14                      0                 8,000                        8,000                        6,000
       15                      0                 8,000                        6,000                            0(3)



(1) In this example, withdrawals in the first 5 years are less than the Guaranteed Withdrawal Amount.



(2) Since the withdrawal taken is less than the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($100,000 - $6,000 = $94,000).



(3) In this example, in year 15 the remaining Guaranteed Withdrawal Balance is less than the Guaranteed Withdrawal Amount. The final withdrawal equal to the Guaranteed Withdrawal Balance will deplete the Guaranteed Withdrawal Balance to zero and the Rider will terminate.



EXAMPLE 7c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING 10 YEARS TO BEGIN WITHDRAWALS IN A DECLINING MARKET. Assume a single Purchase Payment of $100,000 and no Additional Purchase Payments are made.



                                                          GUARANTEED
                                                          WITHDRAWAL       CONTRACT
                             GUARANTEED                    BALANCE ON    VALUE PRIOR
 CONTRACT       PURCHASE     WITHDRAWAL    WITHDRAWAL      CONTRACT           TO                     CONTRACT VALUE AFTER
   YEAR         PAYMENTS       AMOUNT        TAKEN        ANNIVERSARY     RIDER FEE     RIDER FEE    ACCUMULATION BENEFIT
-----------    ----------    ----------    ----------    ------------    -----------    ---------    --------------------
   At issue    $ 100,000      $ 8,000            --       $ 100,000      $ 100,000       $ 500                   --
      1                0        8,000       $     0         100,000         98,000         500                   --
      2                0        8,000             0         100,000         98,586         500                   --
      3                0        8,000             0         100,000         96,782         500                   --
      4                0        8,000             0         100,000         93,477         500                   --
      5                0        8,000             0         100,000         97,594         500                   --
      10               0        8,000             0         100,000         85,531(1)      500            $ 100,000
      11               0        8,000         8,000          92,000         92,709         500



(1) At the end of Contract Year 10, the Contract Value in this example, $85,531, is less than the First Year Purchase Payment of $100,000 and the Contract Value plus Principal Returns Rider fees, ($85,531 + $4,500). The Contract Value will be adjusted to equal the First Year Purchase Payments of $100,000.

EXAMPLE 7d. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS AND WAITING 10 YEARS TO BEGIN WITHDRAWALS IN AN UP MARKET. Assume a single Purchase Payment of $100,000 and no Additional Purchase Payments are made.



                                                            GUARANTEED
                                                            WITHDRAWAL       CONTRACT
                             GUARANTEED                     BALANCE ON     VALUE PRIOR
 CONTRACT       PURCHASE     WITHDRAWAL      WITHDRAWAL      CONTRACT           TO                     CONTRACT VALUE AFTER
   YEAR         PAYMENTS       AMOUNT          TAKEN        ANNIVERSARY     RIDER FEE     RIDER FEE    ACCUMULATION BENEFIT
-----------    ----------    ----------      ----------    ------------    -----------    ---------    --------------------
   At issue    $ 100,000      $  8,000               --     $ 100,000       $ 100,000          --        $         --
      1                0         8,000        $       0       100,000         107,000       $ 500                  --
      2                0         8,000                0       100,000         114,077         500                  --
      3                0         8,000                0       121,628(1)      121,628         500                  --
      4                0         9,730(2)             0       121,628         115,169         608                  --
      5                0         9,730                0       121,628         103,105         608                  --
      10               0        10,984                0       151,406(3)      146,258         686         $   151,406(3)
      11               0        12,112           12,112       150,066         150,066         757                  --



(1) At the end of Contract Year 3, the Contract Value in this example, $121,628 is greater than the Guaranteed Withdrawal Balance ($100,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $121,628.



(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($8,000) or (b) 8% of the Guaranteed Withdrawal Balance after the Step-up (.08 x $121,628 = $9,730).



(3) Since there are no withdrawal in years 1 through 10, at the end of year the Contract Value will be increased to equal the greater of the First Year Purchase Payments, $100,000 or the Contract Value plus the total of the Principal Returns Rider fees to date ($146,258 + $5,148 = $151,406). The Guaranteed Withdrawal Balance will Step-up to equal the new Contract Value of $151,406.



EXAMPLE 7e. THIS EXAMPLE ILLUSTRATES THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS AND EXCESS WITHDRAWALS. Assume a single Purchase Payment of $100,000, an Additional Purchase Payment of $10,000 in year 2, there is an automatic Step-up of the Guaranteed Withdrawal Balance at the end of Contract Year 3 because of hypothetical investment gains, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 (resulting in a Reset).



                                                                             HYPOTHETICAL CONTRACT
                                                                               VALUE ON CONTRACT
                                   GUARANTEED WITHDRAWAL                      ANNIVERSARY PRIOR TO           GUARANTEED
                     PURCHASE      AMOUNT AFTER PURCHASE     WITHDRAWAL              RIDER             WITHDRAWAL BALANCE ON
CONTRACT YEAR        PAYMENTS             PAYMENT              TAKEN                  FEE              CONTRACT ANNIVERSARY
---------------    ------------    ---------------------    -------------    ---------------------     ---------------------
    At issue       $ 100,000                  --                    --                   --                $ 100,000
        1                  0             $ 8,000             $   8,000             $ 99,000                   92,000
        2             10,000(1)            8,160(1)              8,000               97,347                   83,840
        3                  0               8,160                 8,000               95,542                   95,542
        4                  0               8,160                 8,000               82,283                   87,382
        5                  0               8,160                10,000(2)            63,625                   63,625



(1) In this example, there is an Additional Purchase Payment at the beginning of the second Contract Year. Prior to that Purchase Payment the Guaranteed Withdrawal Amount is $8,000. Following the Additional Purchase Payment, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 8% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment (.08 x ($92,000 + $10,000) = $8,160) or (b) the Guaranteed Withdrawal
      Amount immediately prior to the Purchase Payment plus 8% of the Purchase Payment ($8,000+ (.08 x $10,000)) =$8,800).



(2) At the end of year 5, there is a withdrawal of $10,000 which is greater than the Guaranteed Withdrawal Amount. Since this is an excess withdrawal, the Guaranteed Withdrawal Balance will be Reset to the lesser of (a) the Contract Value after the withdrawal ($63,625) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal (87,382- $10,000 = $77,382). Since the Guaranteed Withdrawal Balance was Reset, the Guaranteed Withdrawal Amount will be Reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($8,160) or (b) 8% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (.08 x $63,625 = $5,090).

            Appendix E: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Venture III Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM INCOME BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the "VII. Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.


The following is a list of the various optional guaranteed minimum income benefits that you may have been available to you at issue. Not all Riders were available at the same time or in all states.


      John Hancock USA
      Guaranteed Retirement Income Program II
      Guaranteed Retirement Income Program III

      John Hancock New York
      Guaranteed Retirement Income Program I
      Guaranteed Retirement Income Program II

The optional Guaranteed Retirement Income Programs guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

JOHN HANCOCK USA

AVAILABILITY OF GUARANTEED RETIREMENT INCOME PROGRAM. Two versions of the Guaranteed Retirement Income Program were offered with John Hancock USA Contracts. Guaranteed Retirement Income Program II was available for Contracts issued between July 2001, and May, 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Program III was available for Contracts issued between May, 2003 and May, 2004 (beginning and end dates may vary by state). Any differences between Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III are described below.

EXERCISE OF GUARANTEED RETIREMENT INCOME PROGRAM. Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:


            - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary, and



            - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.


INCOME BASE. The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

Growth Factor Income Base

The Growth Factor Income Base is equal to (a) less (b), where:

      - is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

      - is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME PROGRAM II GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

GUARANTEED RETIREMENT INCOME PROGRAM III GROWTH FACTOR: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

GUARANTEED RETIREMENT INCOME PROGRAM II INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

GUARANTEED RETIREMENT INCOME PROGRAM III INCOME BASE REDUCTIONS: If total partial withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.

Partial withdrawals will reduce the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS. The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-out Period Provisions - Annuity Options").

      Life Annuity with a 10-Year Period Certain - Available for both Guaranteed Retirement Income Program II and Guaranteed Retirement Income Program III.

      Joint and Survivor Life Annuity with a 20-Year Period Certain - Available for Contracts with Guaranteed Retirement Income Program II issued prior to January 27, 2003 (availability may vary by state).

      Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Program III and for Contracts issued with Guaranteed Retirement Income Program II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

GUARANTEED RETIREMENT INCOME PROGRAM FEE. The risk assumed by us associated with Guaranteed Retirement Income Program is that annuity benefits payable under Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Program Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

GUARANTEED RETIREMENT INCOME PROGRAM RIDER               ANNUAL FEE
                                                         ----------
GUARANTEED RETIREMENT INCOME PROGRAM II                     0.45%
GUARANTEED RETIREMENT INCOME PROGRAM III                    0.50%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal

TERMINATION OF GUARANTEED RETIREMENT INCOME PROGRAM. Guaranteed Retirement Income Program will terminate upon the earliest to occur of:

      - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;

      -     the termination of the Contract for any reason; or

      -     the exercise of the Guaranteed Retirement Income Program benefit.

QUALIFIED PLANS. The use of Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if Guaranteed Retirement Income Program is not exercised under a qualified plan while you are alive, your Beneficiary may be unable to exercise the benefit under Guaranteed Retirement Income Program.

Hence, you should consider that since (a) Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and
(b) the election of Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a qualified plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME PROGRAMS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT THESE RIDERS GUARANTEE MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME PROGRAMS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME PROGRAM BENEFIT.

JOHN HANCOCK NEW YORK

AVAILABILITY OF GUARANTEED RETIREMENT INCOME PROGRAM. Two versions of the Guaranteed Retirement Income Program were offered. Guaranteed Retirement Income Program I was available for Contracts issued between September 10, 2001, and July 21, 2003. Guaranteed Retirement Income Program II was available for Contracts issued between December 2, 2002 and June 11, 2004. Any differences between Guaranteed Retirement Income Program I and Guaranteed Retirement Income Program II are described below.

EXERCISE OF GUARANTEED RETIREMENT INCOME PROGRAM. Conditions of Exercise. The Guaranteed Retirement Income Program benefit may be exercised subject to the following conditions:

may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary, and must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

INCOME BASE. The Income Base applied in determining the amount of Guaranteed Retirement Income Program annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Program II only) or (ii) the Step-up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Program benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME PROGRAM MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

Growth Factor Income Base (Guaranteed Retirement Income Program II only). The Growth Factor Income Base is equal to (a) less (b), where:

      - is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

      - is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

Growth Factor: The growth factor for Guaranteed Retirement Income Program II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

Step-up Income Base: The Step-up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Program and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

Income Base Reductions: Partial withdrawals will reduce the Growth Factor Income Base and the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

Partial withdrawals will reduce the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

Monthly Income Factors: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-out Period Provisions - Annuity Options").

LIFE ANNUITY WITH A 10-YEAR PERIOD CERTAIN
JOINT AND SURVIVOR LIFE ANNUITY WITH A 20-YEAR PERIOD CERTAIN

The Monthly Income Factors are described in the Guaranteed Retirement Income Program Rider. When you exercise Guaranteed Retirement Income Program, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Program Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

GUARANTEED RETIREMENT INCOME PROGRAM FEE. The risk assumed by us associated with Guaranteed Retirement Income Program is that annuity benefits payable under Guaranteed Retirement Income Program are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Program Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Program Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Program Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Program Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

GUARANTEED RETIREMENT INCOME PROGRAM RIDER              ANNUAL FEE
                                                        ----------
Guaranteed Retirement Income Program I                     0.30%
Guaranteed Retirement Income Program II                    0.45%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Program Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Program Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Program Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Program Fee, the commencement of annuity payments will be treated as a full withdrawal

TERMINATION OF GUARANTEED RETIREMENT INCOME PROGRAM. Guaranteed Retirement Income Program will terminate upon the earliest to occur of:

      - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;

      -     the termination of the Contract for any reason; or

      -     the exercise of the Guaranteed Retirement Income Program benefit.

QUALIFIED PLANS. The use of Guaranteed Retirement Income Program is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if Guaranteed Retirement Income Program is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under Guaranteed Retirement Income Program.

Hence, you should consider that since (a) Guaranteed Retirement Income Program may not be exercised until the 10th Contract Anniversary after its election and
(b) the election of Guaranteed Retirement Income Program is irrevocable, there can be circumstances under a qualified plan in which a Guaranteed Retirement Income Program fee (discussed above) will be imposed, even though Guaranteed Retirement Income Program may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as Guaranteed Retirement Income Program, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Program, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME PROGRAMS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT THESE RIDERS GUARANTEE MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME PROGRAMS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME PROGRAM BENEFIT.

            APPENDIX F: Additional Availability of Guaranteed Minimum
                            Withdrawal Benefit Riders



Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders



This section describes the conditions under which you may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for one of the following optional guaranteed minimum withdrawal benefit Riders after you purchase a Contract:



      -     Income Plus for Life or Income Plus for Life - Joint Life;



      - Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up; or



      -     Principal Returns.



FOR MORE INFORMATION REGARDING THE FEES AND FEATURES OF THESE RIDERS AND THE OTHER TOPICS DISCUSSED IN THIS APPENDIX, PLEASE SEE APPENDIX D: "OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS."



DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



Yes, we impose several conditions:



      - Exchange of existing guaranteed minimum withdrawal benefit Rider - If you elect to purchase a new guaranteed minimum withdrawal benefit Rider for use with a previously issued Contract, your Contract must have a guaranteed minimum withdrawal benefit Rider in effect. We will terminate the existing guaranteed minimum withdrawal benefit Rider when you purchase a new guaranteed minimum withdrawal benefit Rider.



You may lose guaranteed lifetime income benefits, "accumulation benefits," "Bonuses," "Target Amount adjustments" and "Step-ups" under your existing guaranteed minimum withdrawal benefit Rider if you purchase a new guaranteed minimum withdrawal benefit Rider.



      - No withdrawal charges in excess of $500 - You may not purchase a new guaranteed minimum withdrawal benefit if the withdrawal charges under your Contract are greater than $500. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $500 or less during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new guaranteed minimum withdrawal benefit Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.



You should review the annuity prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.



      - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new guaranteed minimum withdrawal benefit Rider in one or more of the Investment Options we make available for that Rider. Your existing guaranteed minimum withdrawal benefit Rider may permit you to invest in Investment Options that are not available under a new guaranteed minimum withdrawal benefit Rider. If you choose to purchase a new guaranteed minimum withdrawal benefit Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under a new guaranteed minimum withdrawal benefit Rider before you can purchase the new Rider.



For more information regarding the currently available Investment Options for guaranteed minimum withdrawal benefit Riders, please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits." You should consult with your registered representative to assist you in determining which available individual Investment Option(s) or Model Allocation under a new guaranteed minimum withdrawal benefit Rider is best suited for your financial needs and risk tolerance.



      - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new guaranteed minimum withdrawal benefit Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus for Life - Joint Life Rider.



      - Settlement Phase Restriction - Your Contract must not be in the "Settlement Phase" under an existing guaranteed minimum withdrawal benefit Rider for you to elect to purchase a new guaranteed minimum withdrawal benefit Rider. The "Settlement Phase" occurs only when your Contract Value declines to zero and your existing guaranteed minimum withdrawal benefit Rider still has guaranteed benefits.

      - Different Rider - You cannot exchange your existing guaranteed minimum withdrawal benefit Rider for the same type of guaranteed minimum withdrawal benefit Rider (i.e., Income Plus for Life for Income Plus for Life; Income Plus for Life - Joint Life for Income Plus for Life - Joint Life; Principal Plus for Life for Principal Plus for Life; Principal Plus for Life Plus Automatic Annual Step-up for Principal Plus for Life Plus Automatic Annual Step-up; or Principal Returns for Principal Returns) unless we agree otherwise.



      - State of Issue Restriction - You may purchase a guaranteed minimum withdrawal benefit Rider only if it is then available in the state where we issued your Contract. You can find out if an optional guaranteed minimum withdrawal benefit Rider is available in the state where we issued your Contract by contacting our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078. We may consent to make a new guaranteed minimum withdrawal benefit Rider available to you in other states.



      - Availability of offer - We reserve the right to suspend, modify, or terminate our offer of any guaranteed minimum withdrawal benefit Rider at any time. We also reserve the right to refuse to issue any new guaranteed minimum withdrawal benefit Rider at our sole discretion.



Before you purchase a new guaranteed minimum withdrawal benefit Rider:



      - compare the fees, benefits and restrictions of any existing guaranteed minimum withdrawal benefit Rider to your Contract with the fees, benefits and restrictions of the new Rider; and



      - consult with your registered representative to determine if the new Rider is appropriate for your needs and financial circumstances.



WHEN CAN I ELECT TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



We provide a thirty day "Election Period" following each Contract Anniversary (assuming any withdrawal charges are $500 or less at that time) for you to elect a new guaranteed minimum withdrawal benefit Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new guaranteed minimum withdrawal benefit Rider.



We also provide a thirty-day Election Period in certain circumstances for a Beneficiary to elect to purchase a guaranteed minimum withdrawal benefit Rider following the death of an Owner in exchange for a then existing Rider. Under our current administrative procedures, you cannot exchange an existing guaranteed minimum withdrawal benefit Rider for a new Rider during the first Contract Year.



We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.



HOW DOES MY PURCHASE OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AFFECT RIDER FEES?



We charge you the annual Rider fee under your existing guaranteed minimum withdrawal benefit Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new guaranteed minimum withdrawal benefit Rider (i.e., the start of an Election Period). If you purchase a new guaranteed minimum withdrawal benefit Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).



The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:



                               INCOME    INCOME PLUS                    PRINCIPAL PLUS FOR
    FEES DEDUCTED FROM        PLUS FOR    FOR LIFE -     PRINCIPAL     LIFE PLUS AUTOMATIC   PRINCIPAL
      CONTRACT VALUE(1)         LIFE     JOINT LIFE    PLUS FOR LIFE      ANNUAL STEP-UP      RETURNS
------------------------      ---------  ------------  --------------  --------------------  ---------
Maximum Fee(2)                  1.20%       1.20%          0.75%              1.20%            0.95%
Current Fee                     0.60%       0.60%          0.40%              0.60%            0.50%




(1) Fees are shown as a percentage of the "Adjusted Benefit Base" for Income Plus for Life and Income Plus for Life - Joint Life and as a percentage of the "Adjusted Guaranteed Withdrawal Balance" for Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up and Principal Returns.



(2) We reserve the right to increase the current fee shown to the maximum fee in the event of a Step-up of the "Benefit Base" (Income Plus for Life or Income Plus for Life - Joint Life) or "Guaranteed Withdrawal Balance" (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns) to equal the Contract Value.

WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our guaranteed minimum withdrawal benefit Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction (i.e., a "Reset") may be more or less than the amount you can withdraw without a Reset under your existing guaranteed minimum withdrawal benefit Rider.



The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing minimum guaranteed benefit Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:



      INITIAL ANNUAL           INCOME     INCOME PLUS                    PRINCIPAL PLUS FOR
     GUARANTEE ON NEW         PLUS FOR    FOR LIFE -      PRINCIPAL      LIFE PLUS AUTOMATIC   PRINCIPAL
           RIDER                LIFE      JOINT LIFE    PLUS FOR LIFE      ANNUAL STEP-UP      RETURNS
-----------------------      ----------   -----------   --------------   -------------------   ----------
Guaranteed Withdrawal            Not          Not          5.0% of        5.0% of Contract      8.0% of
Amount(1)                    applicable   applicable    Contract Value         Value           Contract
                                                                                                 Value

Lifetime Income Amount(2)      5.0% of     4.75% of        5.0% of        5.0% of Contract        Not
                              Contract     Contract     Contract Value         Value           applicable
                                Value        Value



(1) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. The maximum Guaranteed Withdrawal Amount for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up is $250,000. The maximum Guaranteed Withdrawal Amount for Principal Returns is $400,000.



(2) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. We calculate the initial Lifetime Income Amount when you purchase the Rider only if the Covered Person (younger spouse for Income Plus for Life
      - Joint Life) is at least 59-1/2 (62 for Contracts issued in New York) at that time. Otherwise, we will calculate a Lifetime Income Amount on the Lifetime Income Date described in the annuity prospectus. The maximum Lifetime Income Amount for Income Plus for Life, Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up is $250,000. The maximum Lifetime Income Amount for Income Plus for Life - Joint Life is $237,500.



We will decrease amounts guaranteed under a guaranteed minimum withdrawal benefit Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing guaranteed minimum withdrawal benefit Rider.



WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



If you purchase a guaranteed minimum withdrawal benefit Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider, and may be more or less than other benefits under your existing minimum guaranteed withdrawal benefit Rider:



      - Bonuses. If you qualify for the Lifetime Income Bonus applicable to Income Plus for Life or Income Plus for Life - Joint Life, we will increase the Benefit Base by 7% (6% in New York) of the Contract Value at the time you purchased the Rider (i.e., the Contract Value we used to determine the initial "Benefit Base" under the new Rider) if we did not previously Step-up the Benefit Base and/or Lifetime Income Amount. Each time you qualify for the Bonus applicable to Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up, we will increase the Guaranteed Withdrawal Balance by 5% of the Contract Value at the time you purchased the Rider (i.e., the Contract Value we used to determine the initial "Guaranteed Withdrawal Balance" under the new Rider) if we did not previously Step-up or Reset the Guaranteed Withdrawal Balance. We do not increase amounts guaranteed under Principal Returns by Bonuses.



      -     Target Amount Adjustment (Income Plus for Life, Income Plus for Life
            - Joint Life). We establish the "Target Date" for the "Target Amount" adjustment described in the annuity prospectus as the later of the end of the first 10 Contract Years following your purchase of the new Rider or the Contract Anniversary on or next following the date the Covered Person (the younger Covered Person, in the case of Income Plus for Life Joint Life) attains age 69. The Target Amount is 200% of the initial Benefit Base for the new Rider. We will increase the Target Amount by 200% of all Additional Purchase Payments you make in the first Contract Year following your purchase of the new Rider, and by 100% of all subsequent Additional Purchase Payments you make, subject to our Purchase Payment limits, until the applicable Target Date. In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million. You must take no withdrawals under your Contract after you purchase the Rider until the applicable Target Date to receive a Target Amount adjustment to the Benefit Base.

      - Accumulation Benefit (Principal Returns). We will establish the "Accumulation Benefit" described in the Principal Returns Rider supplement on the 10th Contract Anniversary following your purchase of the new Rider. If you qualify for the Accumulation Benefit, your Contract Value at the end of this period will equal the greater of
            (a) your initial Guaranteed Withdrawal Balance under the new Rider or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. You must take no withdrawals under your Contract at any time for 10 Contract Years following your purchase of the new Rider to receive an Accumulation Benefit.



Impact of Purchase Payments



Since the initial guarantees and other benefits under a new guaranteed minimum withdrawal benefit Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider.



WHAT IS THE IMPACT OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?



Effect of withdrawals



We reduce the death benefit payable under your Contract each time you make a withdrawal. If you purchase an Income Plus for Life or an Income Plus for Life - Joint Life Rider, we will reduce the death benefit on a dollar for dollar basis if you limit your annual withdrawals (including applicable withdrawal charges, if any) to the Lifetime Income Amount for that Rider. If you take annual withdrawals in excess of that amount, we will deduct the entire amount of that withdrawal on either a "pro rata" basis (i.e., we reduce the death benefit by a percentage equal to the ratio of the withdrawal amount divided by your Contract Value prior to the withdrawal) or on a dollar-for-dollar basis, based upon your Contractual death benefit. We reduce the death benefit on a pro rata basis under Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or a Principal Returns Rider.



Continuation of Contract after death benefits become payable



Coverage under any of our guaranteed minimum withdrawal benefit Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a guaranteed minimum withdrawal benefit Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed "Owner" if the Owner is a non-natural person).



CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a guaranteed minimum withdrawal benefit Rider ends:



      - (Income Plus for Life) if the deceased Owner is the Covered Person under the Rider.



      - (Income Plus for Life - Joint Life) if the deceased Owner is the last Covered Person under the Rider, or the only remaining Covered Person, under the Rider.



      - (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up) (a) with respect to the Lifetime Income Amount, if the deceased Owner is the Covered Person; and (b) with respect to the Guaranteed Withdrawal Amount, if there is no remaining death benefit or Guaranteed Withdrawal Balance.



      - (Principal Returns) if the Guaranteed Withdrawal Balance is less than zero.



CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a guaranteed minimum withdrawal benefit Rider may continue:



      - (Income Plus for Life) if the deceased Owner is not the Covered Person under the Rider. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base. If the Beneficiary is a spousal Beneficiary, the Rider continues to be eligible for any remaining Bonus amounts and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The Rider does not continue to be eligible for any remaining Bonus amounts and Step-Ups if the Beneficiary is a non-spousal Beneficiary.



      - (Income Plus for Life - Joint Life) only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased "Owner" and a tax qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups).



      - (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up) (a) with respect to the Lifetime Income Amount, if the deceased Owner is not the Covered Person under the Rider; and
            (b) with respect to the Guaranteed Withdrawal Amount, if the Guaranteed Withdrawal Amount, the death benefit or the Guaranteed Withdrawal Balance is greater than zero. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date of its determination, if it's greater than the Guaranteed Withdrawal Balance. If the Beneficiary is a spousal Beneficiary, the Rider continues to be eligible for any remaining Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The Rider does not continue to be eligible for any remaining Bonuses and Step-ups (other than the initial Step-up of the Guaranteed Withdrawal Balance to equal the death benefit) if the Beneficiary is a non-spousal Beneficiary.



      - (Principal Returns) if the Guaranteed Withdrawal Balance is greater than zero. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date of its determination, if it's greater than the Guaranteed Withdrawal Balance. The Rider continues to be eligible for any remaining Bonus amounts and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The latest Step-up Date will be the Age 95 Contract Anniversary Date based on the earlier of: (a) the date the deceased owner would have attained age 95; or (b) the birthdate of the Beneficiary if that Beneficiary is older than the deceased Owner.



If death occurs during a Rider's "Settlement Phase," however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.



You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.

                   Appendix U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of Accumulation Units for each Variable Investment Option during the periods shown.


We use Accumulation Units to measure the value of your investment in a particular Variable Investment Option. Each Accumulation Unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges).



The table contains information on different classes of Accumulation Units because we deduct different levels of daily charges. In particular, the table shows Accumulation Units reflecting the daily charges for:


      -     Venture Vantage(R) Contracts with no optional benefit Riders;

      - Venture Vantage(R) Contracts with the Annual Step Death Benefit optional benefit Rider;

      - Venture Vantage(R) Contracts with the Guaranteed Earnings Multiplier optional benefit Rider;

      - Venture Vantage(R) Contracts with the Annual Step Death Benefit optional benefit Rider and the Guaranteed Earnings Multiplier optional benefit Rider.


Please note that fees for the Guaranteed Retirement Income Program II and III, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, Principal Plus for Life Plus Spousal Protection, Income Plus for Life, Income Plus for Life - Joint Life, Principal Returns and the Triple Protection Death Benefit Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Venture III Prior

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

             ACCUMULATION UNIT VALUES- VENTURE III VARIABLE ANNUITY

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
500 INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     15.213962   13.441958  13.124674  12.130947   9.652858 11.811211         --       --       --       --
   Value at End of Year       15.670982   15.213962  13.441958  13.124674  12.130947  9.652858         --       --       --       --
   Venture III No. of Units     906,661   1,387,629  1,824,433  2,010,939  1,481,693   448,996         --       --       --       --
   NY Venture III No. of
      Units                     148,939     185,284    246,021    282,858    184,130    85,184         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.063945   14.200027  13.871766  12.827902  10.212534 12.500000         --       --       --       --
   Value at End of Year       16.538172   16.063945  14.200027  13.871766  12.827902 10.212534         --       --       --       --
   Venture III No. of Units     763,379   1,019,553  1,839,123  2,470,054  1,213,117 1,294,117         --       --       --       --
   NY Venture III No. of
      Units                     109,086     133,285    177,509    187,769    117,994    58,512         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     15.952726   14.122807  13.816981  12.796469  10.202778 12.500000         --       --       --       --
   Value at End of Year       16.398929   15.952726  14.122807  13.816981  12.796469 10.202778         --       --       --       --
   Venture III No. of Units     724,233     885,566  1,032,338  1,066,842    744,387    30,754         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     15.915795   14.097154  13.798758  12.785998  10.199530 12.500000         --       --       --       --
   Value at End of Year       16.352752   15.915795  14.097154  13.798758  12.785998 10.199530         --       --       --       --
   Venture III No. of Units      68,722      87,546    183,646    286,279    300,208   195,953         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     18.458926   16.374150  16.051541  14.895820  12.500000        --         --       --       --       --
   Value at End of Year       18.937096   18.458926  16.374150  16.051541  14.895820        --         --       --       --       --
   Venture III No. of Units      19,423      24,909     28,340     26,872     17,696        --         --       --       --       --

500 INDEX TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     11.664226   10.288118  10.028854   9.247369   7.344179  9.637624  10.191156       --       --       --
   Value at End of Year       12.034583   11.664226  10.288118  10.028854   9.247369  7.344179   9.637624       --       --       --
   Venture III No. of Units     258,565     327,902    450,422    577,609    739,839   825,987    193,219       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     14.214018   12.543347  12.233328  11.285714   8.967490 11.773758  12.500000       --       --       --
   Value at End of Year       14.657956   14.214018  12.543347  12.233328  11.285714  8.967490  11.773758       --       --       --
   Venture III No. of Units     326,414     447,985    522,464    756,774    907,550   930,640      6,321       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     14.099059   12.460509  12.170731  11.244851   8.948424 11.766387  12.500000       --       --       --
   Value at End of Year       14.517497   14.099059  12.460509  12.170731  11.244851  8.948424  11.766387       --       --       --
   Venture III No. of Units      16,044      20,295     22,129     39,466     28,154    30,754      6,321       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     14.060925   12.433001  12.149924  11.231260   8.942069 11.763930  12.500000       --       --       --
   Value at End of Year       14.470964   14.060925  12.433001  12.149924  11.231260  8.942069  11.763930       --       --       --
   Venture III No. of Units      54,783      89,326    115,214    154,538    180,277   188,859     75,325       --       --       --

ACTIVE BOND TRUST - SERIES II SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
   Value at Start of Year     12.860867   12.546328  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.127449   12.860867  12.546328         --         --        --         --       --       --       --
   Venture III No. of Units  12,232,272  13,884,505 14,310,227         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                     926,701     945,205    934,643         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.850150   12.542123  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.109909   12.850150  12.542123         --         --        --         --       --       --       --
   Venture III No. of Units     201,457     277,789    419,575         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                   1,194,474   1,250,322  1,290,676         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.818026   12.529493  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.057430   12.818026  12.529493         --         --        --         --       --       --       --
   Venture III No. of Units   7,213,145   8,286,650  8,618,280         --         --        --         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     12.807328   12.525294  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.039983   12.807328  12.525294         --         --        --         --       --       --       --
   Venture III No. of Units      54,416      67,023     74,129         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     12.775322   12.512691  12.500000         --         --        --         --       --       --       --
   Value at End of Year       12.987793   12.775322  12.512691         --         --        --         --       --       --       --
   Venture III No. of Units     542,711     585,001    517,554         --         --        --         --       --       --       --

ACTIVE BOND TRUST - SERIES I SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     12.899947   12.559248  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.201140   12.899947  12.559248         --         --        --         --       --       --       --
   Venture III No. of Units     148,486     177,361    207,281         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     12.889199   12.555037  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.183519   12.889199  12.555037         --         --        --         --       --       --       --
   Venture III No. of Units      99,637     124,784    167,286         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     12.856963   12.542393  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.130723   12.856963  12.542393         --         --        --         --       --       --       --
   Venture III No. of Units       1,629       2,319      4,069         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     12.846265   12.538189  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.113208   12.846265  12.538189         --         --        --         --       --       --       --
   Venture III No. of Units      17,166      26,298     48,888         --         --        --         --       --       --       --

AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --          --         --  12.447664   9.474119 12.392523         --       --       --       --
   Value at End of Year              --          --         --  13.370729  12.447664  9.474119         --       --       --       --
   Venture III No. of Units          --          --         --    554,848    513,252   184,567         --       --       --       --
   NY Venture III No. of
      Units                          --          --         --     25,667     19,575    42,198         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year            --          --         --  12.545357   9.553245 12.500000         --       --       --       --
   Value at End of Year              --          --         --  13.468892  12.545357  9.553245         --       --       --       --
   Venture III No. of Units          --          --         --    493,991    483,962   276,403         --       --       --       --
   NY Venture III No. of
      Units                          --          --         --     76,237     55,954    32,572         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year            --          --         --  12.514608   9.544114 12.500000         --       --       --       --
   Value at End of Year              --          --         --  13.415687  12.514608  9.544114         --       --       --       --
   Venture III No. of Units          --          --         --    326,940    247,043     9,420         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year            --          --         --  12.504379   9.541075 12.500000         --       --       --       --
   Value at End of Year              --          --         --  13.398018  12.504379  9.541075         --       --       --       --
   Venture III No. of Units          --          --         --     90,073    103,156    64,297         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year            --          --         --  15.697601  12.500000        --         --       --       --       --
   Value at End of Year              --          --         --  16.794152  15.697601        --         --       --       --       --
   Venture III No. of Units          --          --         --     15,466     13,943        --         --       --       --       --

AGGRESSIVE GROWTH TRUST (MERGED INTO MID CAP STOCK TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year            --          --         --  11.831013   8.984433 12.172856  13.583483       --       --       --
   Value at End of Year              --          --         --  12.714680  11.831013  8.984433  12.172856       --       --       --
   Venture III No. of Units          --          --         --    264,572    305,049   289,211     95,319       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year            --          --         --  10.808261   8.211854 11.131670  12.500000       --       --       --
   Value at End of Year              --          --         --  11.609717  10.808261  8.211854  11.131670       --       --       --
   Venture III No. of Units          --          --         --    238,429    292,016   263,220      2,666       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year            --          --         --  10.769101   8.194374 11.124693  12.500000       --       --       --
   Value at End of Year              --          --         --  11.550257  10.769101  8.194374  11.124693       --       --       --
   Venture III No. of Units          --          --         --      6,455      8,912     9,420      2,666       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year            --          --         --  10.756101   8.188562 11.122368  12.500000       --       --       --
   Value at End of Year              --          --         --  11.530542  10.756101  8.188562  11.122368       --       --       --
   Venture III No. of Units          --          --         --     93,666    113,266   108,717     29,592       --       --       --

ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     16.707757   14.828250  13.843354  12.127142   9.392813 11.157487         --       --       --       --
   Value at End of Year       16.829578   16.707757  14.828250  13.843354  12.127142  9.392813         --       --       --       --
   Venture III No. of Units      72,914      88,982    145,995    161,214    179,382   102,575         --       --       --       --
   NY Venture III No. of
      Units                       4,134       4,670      6,072      3,870      2,836     3,755         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     18.674810   16.582292  15.488613  13.575224  10.519639 12.500000         --       --       --       --
   Value at End of Year       18.801518   18.674810  16.582292  15.488613  13.575224 10.519639         --       --       --       --
   Venture III No. of Units      53,022      76,288     98,547    186,545    201,009    98,190         --       --       --       --
   NY Venture III No. of
      Units                       9,020      28,512     32,954     18,302     17,524     1,371         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     18.545487   16.492106  15.427425  13.541947  10.509596 12.500000         --       --       --       --
   Value at End of Year       18.643177   18.545487  16.492106  15.427425  13.541947 10.509596         --       --       --       --
   Venture III No. of Units      21,189      32,565     28,697     66,175     29,866       644         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     18.502594   16.462177  15.407111  13.530881  10.506249 12.500000         --       --       --       --
   Value at End of Year       18.590709   18.502594  16.462177  15.407111  13.530881 10.506249         --       --       --       --
   Venture III No. of Units       8,151       8,392     14,319     15,102     21,357     8,464         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     20.724938   18.467038  17.309342  15.224346  12.500000        --         --       --       --       --
   Value at End of Year       20.792248   20.724938  18.467038  17.309342  15.224346        --         --       --       --       --
   Venture III No. of Units       4,766       6,517      6,049      5,404      1,042        --         --       --       --       --

ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     20.292736   17.978039  16.754980  14.643345  11.316875 15.388542  16.428700       --       --       --
   Value at End of Year       20.490638   20.292736  17.978039  16.754980  14.643345 11.316875  15.388542       --       --       --
   Venture III No. of Units      22,496      33,421     40,652     54,411     67,904    75,128     11,150       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     15.398985   13.649297  12.727064  11.128627   8.604872 11.706670  12.500000       --       --       --
   Value at End of Year       15.541347   15.398985  13.649297  12.727064  11.128627  8.604872  11.706670       --       --       --
   Venture III No. of Units      36,863      59,893     68,812     96,801     97,966   113,181        214       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     15.274409   13.559130  12.661903  11.088322   8.586561 11.699336  12.500000       --       --       --
   Value at End of Year       15.392380   15.274409  13.559130  12.661903  11.088322  8.586561  11.699336       --       --       --
   Venture III No. of Units          --          --         --         --      2,545       644        214       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     15.233118   13.529219  12.640273  11.074927   8.580476 11.696894  12.500000       --       --       --
   Value at End of Year       15.343056   15.233118  13.529219  12.640273  11.074927  8.580476  11.696894       --       --       --
   Venture III No. of Units       5,603       8,014     55,974     51,222     47,477    24,767      3,148       --       --       --

ALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     14.035185   13.420220  12.542810  11.992594   9.451441 11.789116         --       --       --       --
   Value at End of Year       15.437035   14.035185  13.420220  12.542810  11.992594  9.451441         --       --       --       --
   Venture III No. of Units     323,710     366,344    434,770    462,122    370,909   124,053         --       --       --       --
   NY Venture III No. of
      Units                      33,727      36,804     34,207     36,166     21,602    15,156         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     14.847062   14.203607  13.281593  12.705341  10.018167 12.500000         --       --       --       --
   Value at End of Year       16.321808   14.847062  14.203607  13.281593  12.705341 10.018167         --       --       --       --
   Venture III No. of Units     151,984     193,883    297,339    438,693    451,315   228,302         --       --       --       --
   NY Venture III No. of
      Units                      31,034      63,471    127,457    161,605    133,554    28,524         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     14.744235   14.126362  13.229135  12.674210  10.008595 12.500000         --       --       --       --
   Value at End of Year       16.184334   14.744235  14.126362  13.229135  12.674210 10.008595         --       --       --       --
   Venture III No. of Units      87,576     131,885    169,488    219,198    128,736     6,015         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     14.710134   14.100708  13.211695  12.663850  10.005411 12.500000         --       --       --       --
   Value at End of Year       16.138796   14.710134  14.100708  13.211695  12.663850 10.005411         --       --       --       --
   Venture III No. of Units      16,561      24,967     34,839     78,076    106,067    90,488         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     17.308942   16.616706  15.592353  14.968279  12.500000        --         --       --       --       --
   Value at End of Year       18.961368   17.308942  16.616706  15.592353  14.968279        --         --       --       --       --
   Venture III No. of Units      13,932      14,486     14,715     13,776     10,409        --         --       --       --       --

ALL CAP GROWTH TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     19.666681   18.759577  17.497591  16.700075  13.136686 17.667879  18.852247       --       --       --
   Value at End of Year       21.674974   19.666681  18.759577  17.497591  16.700075 13.136686  17.667879       --       --       --
   Venture III No. of Units      55,334      72,572     89,514    113,838    130,133   151,490     35,124       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     12.939115   12.348462  11.523502  11.003800   8.660177 11.653136  12.500000       --       --       --
   Value at End of Year       14.253239   12.939115  12.348462  11.523502  11.003800  8.660177  11.653136       --       --       --
   Venture III No. of Units      90,346     113,486    145,664    241,172    238,783   251,749      8,374       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     12.834440   12.266906  11.464522  10.963947   8.641749 11.645841  12.500000       --       --       --
   Value at End of Year       14.116632   12.834440  12.266906  11.464522  10.963947  8.641749  11.645841       --       --       --
   Venture III No. of Units       1,894       1,915      9,014     10,212     19,114    19,502      8,374       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     12.799701   12.239813  11.444916  10.950696   8.635618 11.643403  12.500000       --       --       --
   Value at End of Year       14.071352   12.799701  12.239813  11.444916  10.950696  8.635618  11.643403       --       --       --
   Venture III No. of Units      22,793      31,673     52,140     64,513     97,820    93,012     27,423       --       --       --

ALL CAP VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     15.894955   14.233062  13.725754  12.051359   8.867339 11.474899         --       --       --       --
   Value at End of Year       16.890577   15.894955  14.233062  13.725754  12.051359  8.867339         --       --       --       --
   Venture III No. of Units     538,429     813,538    942,064  1,166,096    562,813    81,179         --       --       --       --
   NY Venture III No. of
      Units                      69,915      85,380     73,911     54,276     24,782     9,080         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     17.274861   15.476422  14.932238  13.117229   9.656423 12.500000         --       --       --       --
   Value at End of Year       18.347695   17.274861  15.476422  14.932238  13.117229  9.656423         --       --       --       --
   Venture III No. of Units     162,389     244,765    381,046    491,188    444,272   194,899         --       --       --       --
   NY Venture III No. of
      Units                      80,712     127,680    191,896    207,579    135,616    33,747         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     17.155276   15.392275  14.873269  13.085078   9.647188 12.500000         --       --       --       --
   Value at End of Year       18.193228   17.155276  15.392275  14.873269  13.085078  9.647188         --       --       --       --
   Venture III No. of Units     427,136     627,264    679,789    652,985    364,983     7,884         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     17.115581   15.364323  14.853661  13.074386   9.644122 12.500000         --       --       --       --
   Value at End of Year       18.141994   17.115581  15.364323  14.853661  13.074386  9.644122         --       --       --       --
   Venture III No. of Units      22,477      32,208     58,565     47,276     55,028    26,380         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     19.818025   17.816883  17.250503  15.206955  12.500000        --         --       --       --       --
   Value at End of Year       20.974854   19.818025  17.816883  17.250503  15.206955        --         --       --       --       --
   Venture III No. of Units      43,257      61,793     73,169     55,207     26,576        --         --       --       --       --

ALL CAP VALUE TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     15.985844   14.291347  13.743516  12.049941   8.853798 12.473142  12.358472       --       --       --
   Value at End of Year       17.032259   15.985844  14.291347  13.743516  12.049941  8.853798  12.473142       --       --       --
   Venture III No. of Units     102,778     133,764    145,087    203,269    301,527   276,456    139,769       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     16.048366   14.354393  13.811028  12.115197   8.906189 12.553231  12.500000       --       --       --
   Value at End of Year       17.090266   16.048366  14.354393  13.811028  12.115197  8.906189  12.553231       --       --       --
   Venture III No. of Units      59,248      80,515    124,010    188,315    168,168   164,435      1,015       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     15.918570   14.259603  13.740355  12.071343   8.887248 12.545380  12.500000       --       --       --
   Value at End of Year       16.926501   15.918570  14.259603  13.740355  12.071343  8.887248  12.545380       --       --       --
   Venture III No. of Units       2,312       3,429      3,494      5,386      6,173     7,884      1,015       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     15.875508   14.228126  13.716867  12.056747   8.880934 12.542764  12.500000       --       --       --
   Value at End of Year       16.872236   15.875508  14.228126  13.716867  12.056747  8.880934  12.542764       --       --       --
   Venture III No. of Units      37,166      43,047     47,104     66,655     67,745    53,533     12,061       --       --       --

AMERICAN ASSET ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       12.501023          --         --         --         --        --         --       --       --       --
   Venture III No. of Units  12,566,264          --         --         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                     819,202          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       12.496843          --         --         --         --        --         --       --       --       --
   Venture III No. of Units     312,172          --         --         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                     125,274          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       12.484325          --         --         --         --        --         --       --       --       --
   Venture III No. of Units   7,583,009          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       12.480147          --         --         --         --        --         --       --       --       --
   Venture III No. of Units     123,820          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       12.467633          --         --         --         --        --         --       --       --       --
   Venture III No. of Units      34,518          --         --         --         --        --         --       --       --       --

AMERICAN BLUE-CHIP INCOME AND GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year     19.763469   17.202436  16.395088  15.273687  12.500000        --         --       --       --       --
   Value at End of Year       19.726092   19.763469  17.202436  16.395088  15.273687        --         --       --       --       --
   Venture III No. of Units   1,255,606   1,728,301  1,959,140  1,985,698    948,047        --         --       --       --       --
   NY Venture III No. of
      Units                     141,988     168,594    169,247    162,561    104,654        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     19.727429   17.179614  16.381502  15.268682  12.500000        --         --       --       --       --
   Value at End of Year       19.680221   19.727429  17.179614  16.381502  15.268682        --         --       --       --       --
   Venture III No. of Units     156,710     253,365    308,209    388,717    288,812        --         --       --       --       --
   NY Venture III No. of
      Units                     243,417     307,120    338,484    320,556    170,467        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     19.619624   17.111302  16.340787  15.253650  12.500000        --         --       --       --       --
   Value at End of Year       19.543176   19.619624  17.111302  16.340787  15.253650        --         --       --       --       --
   Venture III No. of Units   1,071,162   1,387,279  1,628,742  1,712,912    942,836        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     19.583833   17.088608  16.327248  15.248651  12.500000        --         --       --       --       --
   Value at End of Year       19.497714   19.583833  17.088608  16.327248  15.248651        --         --       --       --       --
   Venture III No. of Units      20,698      39,434     76,063     87,684     63,220        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     19.476822   17.020655  16.286664  15.233642  12.500000        --         --       --       --       --
   Value at End of Year       19.361954   19.476822  17.020655  16.286664  15.233642        --         --       --       --       --
   Venture III No. of Units      70,714     110,648    128,693    128,696     72,296        --         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
AMERICAN BOND TRUST - SERIES II SHARES (units first credited 8-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year     12.993980   12.405025  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.132858   12.993980  12.405025         --         --        --         --       --       --       --
   Venture III No. of Units  22,960,621  13,498,163  3,566,287         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                   3,467,939   2,379,854    711,816         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.984817   12.402457  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.116997   12.984817  12.402457         --         --        --         --       --       --       --
   Venture III No. of Units     164,965      93,666     74,043         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                     106,455      66,443     63,355         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.957378   12.394769  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.069562   12.957378  12.394769         --         --        --         --       --       --       --
   Venture III No. of Units  14,641,571   9,089,050  2,994,445         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     12.948230   12.392208  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.053770   12.948230  12.392208         --         --        --         --       --       --       --
   Venture III No. of Units      70,053      20,449      6,797         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     12.920853   12.384515  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.006538   12.920853  12.384515         --         --        --         --       --       --       --
   Venture III No. of Units     296,103     244,095     91,751         --         --        --         --       --       --       --

AMERICAN FUNDAMENTAL HOLDINGS TRUST - SERIES II SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       12.560659          --         --         --         --        --         --       --       --       --
   Venture III No. of Units     945,211          --         --         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                     162,659          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       12.559813          --         --         --         --        --         --       --       --       --
   Venture III No. of Units      11,335          --         --         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                      15,692          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       12.557279          --         --         --         --        --         --       --       --       --
   Venture III No. of Units     716,006          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year            --          --         --         --         --        --         --       --       --       --
   Value at End of Year       12.556435          --         --         --         --        --         --       --       --       --
   Venture III No. of Units       1,753          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       12.553905          --         --         --         --        --         --       --       --       --
   Venture III No. of Units         659          --         --         --         --        --         --       --       --       --

AMERICAN GLOBAL DIVERSIFICATION TRUST - SERIES II SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       12.556037          --         --         --         --        --         --       --       --       --
   Venture III No. of Units   2,507,938          --         --         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                     146,886          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       12.555190          --         --         --         --        --         --       --       --       --
   Venture III No. of Units     219,740          --         --         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                       7,077          --         --         --         --        --         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       12.552660          --         --         --         --        --         --       --       --       --
   Venture III No. of Units   1,669,326          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       12.551819          --         --         --         --        --         --       --       --       --
   Venture III No. of Units     203,472          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       12.549288          --         --         --         --        --         --       --       --       --
   Venture III No. of Units     132,028          --         --         --         --        --         --       --       --       --

AMERICAN GLOBAL GROWTH TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       13.207762          --         --         --         --        --         --       --       --       --
   Venture III No. of Units   5,515,481          --         --         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                     161,723          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       13.203346          --         --         --         --        --         --       --       --       --
   Venture III No. of Units     132,889          --         --         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                      29,807          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       13.190115          --         --         --         --        --         --       --       --       --
   Venture III No. of Units   2,678,061          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       13.185710          --         --         --         --        --         --       --       --       --
   Venture III No. of Units      14,186          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       13.172497          --         --         --         --        --         --       --       --       --
   Venture III No. of Units       7,459          --         --         --         --        --         --       --       --       --

AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       13.479711          --         --         --         --        --         --       --       --       --
   Venture III No. of Units   1,857,743          --         --         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                      48,866          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       13.475199          --         --         --         --        --         --       --       --       --
   Venture III No. of Units      92,002          --         --         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                      18,580          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       13.461693          --         --         --         --        --         --       --       --       --
   Venture III No. of Units     897,948          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       13.457202          --         --         --         --        --         --       --       --       --
   Venture III No. of Units      12,502          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       13.443715          --         --         --         --        --         --       --       --       --
   Venture III No. of Units      11,137          --         --         --         --        --         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
AMERICAN GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year     20.578065   19.079472  16.780106  15.244028  12.500000        --         --       --       --       --
   Value at End of Year       22.614095   20.578065  19.079472  16.780106  15.244028        --         --       --       --       --
   Venture III No. of Units  18,225,185  17,328,740 13,041,370  8,375,265  2,475,448        --         --       --       --       --
   NY Venture III No. of
      Units                   2,362,167   2,062,722  1,184,869    341,820    131,990        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     20.540520   19.054167  16.766196  15.239027  12.500000        --         --       --       --       --
   Value at End of Year       22.561487   20.540520  19.054167  16.766196  15.239027        --         --       --       --       --
   Venture III No. of Units     956,901   1,281,449  1,559,117  1,351,116    858,573        --         --       --       --       --
   NY Venture III No. of
      Units                   1,039,537   1,219,788  1,281,340    825,367    245,799        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     20.428297   18.978428  16.724537  15.224034  12.500000        --         --       --       --       --
   Value at End of Year       22.404411   20.428297  18.978428  16.724537  15.224034        --         --       --       --       --
   Venture III No. of Units  12,488,242  12,553,858 10,175,695  6,880,421  2,612,352        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     20.391006   18.953223  16.710649  15.219032  12.500000        --         --       --       --       --
   Value at End of Year       22.352264   20.391006  18.953223  16.710649  15.219032        --         --       --       --       --
   Venture III No. of Units     218,296     178,045    236,527    252,328    173,612        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     20.279568   18.877881  16.669113  15.204047  12.500000        --         --       --       --       --
   Value at End of Year       22.196606   20.279568  18.877881  16.669113  15.204047        --         --       --       --       --
   Venture III No. of Units     558,467     602,832    553,681    419,925    180,221        --         --       --       --       --

AMERICAN GROWTH-INCOME TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year     19.379238   17.188296  16.596120  15.362725  12.500000        --         --       --       --       --
   Value at End of Year       19.913628   19.379238  17.188296  16.596120  15.362725        --         --       --       --       --
   Venture III No. of Units  18,883,053  16,580,920 12,287,959  6,992,566  1,544,985        --         --       --       --       --
   NY Venture III No. of
      Units                   2,600,384   2,126,401  1,227,423    282,665     76,292        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     19.343844   17.165461  16.582346  15.357677  12.500000        --         --       --       --       --
   Value at End of Year       19.867263   19.343844  17.165461  16.582346  15.357677        --         --       --       --       --
   Venture III No. of Units     351,538     566,331    723,902    730,270    446,416        --         --       --       --       --
   NY Venture III No. of
      Units                     928,041   1,044,345  1,141,109    639,202    165,437        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     19.238151   17.097220  16.541142  15.342564  12.500000        --         --       --       --       --
   Value at End of Year       19.728931   19.238151  17.097220  16.541142  15.342564        --         --       --       --       --
   Venture III No. of Units  12,417,178  11,346,670  9,004,004  5,153,685  1,644,885        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     19.203067   17.074541  16.527434  15.337532  12.500000        --         --       --       --       --
   Value at End of Year       19.683069   19.203067  17.074541  16.527434  15.337532        --         --       --       --       --
   Venture III No. of Units      79,158      93,594     99,134    193,184    107,141        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     19.098116   17.006642  16.486348  15.322435  12.500000        --         --       --       --       --
   Value at End of Year       19.545976   19.098116  17.006642  16.486348  15.322435        --         --       --       --       --
   Venture III No. of Units     606,310     652,957    607,590    462,271    208,488        --         --       --       --       --

AMERICAN HIGH-INCOME BOND TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       11.951061          --         --         --         --        --         --       --       --       --
   Venture III No. of Units   1,215,193          --         --         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                      34,935          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       11.947056          --         --         --         --        --         --       --       --       --
   Venture III No. of Units       6,406          --         --         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                       3,704          --         --         --         --        --         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       11.935083          --         --         --         --        --         --       --       --       --
   Venture III No. of Units     581,979          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       11.931100          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       11.919135          --         --         --         --        --         --       --       --       --
   Venture III No. of Units         467          --         --         --         --        --         --       --       --       --

AMERICAN INTERNATIONAL TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year     26.637067   22.885476  19.248449  16.480578  12.500000        --         --       --       --       --
   Value at End of Year       31.284032   26.637067  22.885476  19.248449  16.480578        --         --       --       --       --
   Venture III No. of Units   9,317,458   9,205,373  6,653,279  3,491,453    586,657        --         --       --       --       --
   NY Venture III No. of
      Units                   1,016,847     896,929    479,884    102,347     15,027        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     26.588492   22.855124  19.232496  16.475177  12.500000        --         --       --       --       --
   Value at End of Year       31.211299   26.588492  22.855124  19.232496  16.475177        --         --       --       --       --
   Venture III No. of Units     556,481     595,306    682,654    521,883    275,436        --         --       --       --       --
   NY Venture III No. of
      Units                     403,664     509,853    585,234    301,739     70,097        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     26.443262   22.764307  19.184723  16.458965  12.500000        --         --       --       --       --
   Value at End of Year       30.994061   26.443262  22.764307  19.184723  16.458965        --         --       --       --       --
   Venture III No. of Units   6,181,552   6,189,533  4,498,519  2,393,198    525,458        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     26.394992   22.734087  19.168809  16.453567  12.500000        --         --       --       --       --
   Value at End of Year       30.921939   26.394992  22.734087  19.168809  16.453567        --         --       --       --       --
   Venture III No. of Units      75,994     158,306    126,331    110,296     19,661        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     26.250808   22.643737  19.121188  16.437377  12.500000        --         --       --       --       --
   Value at End of Year       30.706696   26.250808  22.643737  19.121188  16.437377        --         --       --       --       --
   Venture III No. of Units     252,578     313,031    295,957    180,409     50,920        --         --       --       --       --

AMERICAN NEW WORLD TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       14.902325          --         --         --         --        --         --       --       --       --
   Venture III No. of Units   1,281,731          --         --         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                      24,343          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       14.897351          --         --         --         --        --         --       --       --       --
   Venture III No. of Units     150,067          --         --         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                      32,490          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       14.882435          --         --         --         --        --         --       --       --       --
   Venture III No. of Units     553,484          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       14.877464          --         --         --         --        --         --       --       --       --
   Venture III No. of Units      17,931          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       14.862553          --         --         --         --        --         --       --       --       --
   Venture III No. of Units       8,952          --         --         --         --        --         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
BLACKROCK BASIC VALUE V.I. FUND (FORMERLY, MERCURY BASIC VALUE V.I. FUND) - CLASS II SHARES (units first credited 7-20-1998)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     17.007332   14.210588  14.055326  12.881154   9.842178 12.186911  12.500000       --       --       --
   Value at End of Year       17.001762   17.007332  14.210588  14.055326  12.881154  9.842178  12.186911       --       --       --
   Venture III No. of Units       1,255       1,238      1,328      5,719      7,270     7,361      1,275       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     17.258814   14.427907  14.277389  13.091226  10.007673 10.610880  12.500000       --       --       --
   Value at End of Year       17.244490   17.258814  14.427907  14.277389  13.091226 10.007673  10.610880       --       --       --
   Venture III No. of Units         337      11,978     12,255     15,165     15,240    14,836         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     17.119195   14.332590  14.204301  13.043818   9.986389 10.610880  12.500000       --       --       --
   Value at End of Year       17.079200   17.119195  14.332590  14.204301  13.043818  9.986389  10.610880       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     17.072916   14.300977  14.180035  13.028057   9.979306 12.387691  12.500000       --       --       --
   Value at End of Year       17.024464   17.072916  14.300977  14.180035  13.028057  9.979306  12.387691       --       --       --

BLACKROCK GLOBAL ALLOCATION V.I. FUND (FORMERLY, MERCURY GLOBAL ALLOCATION V.I. FUND) - CLASS II SHARES (units first credited
11-21-2003)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     20.807207   18.178953  16.746399  14.908200  13.812889        --         --       --       --       --
   Value at End of Year       23.907684   20.807207  18.178953  16.746399  14.908200        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     23.902960   20.894086  19.257165  17.151964  15.892669        --         --       --       --       --
   Value at End of Year       27.450936   23.902960  20.894086  19.257165  17.151964        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     23.709631   20.756111  19.158629  17.089868  15.837724        --         --       --       --       --
   Value at End of Year       27.187886   23.709631  20.756111  19.158629  17.089868        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     23.645554   20.710330  19.125904  17.069232  15.819464        --         --       --       --       --
   Value at End of Year       27.100788   23.645554  20.710330  19.125904  17.069232        --         --       --       --       --

BLACKROCK VALUE OPPORTUNITIES V.I. FUND (FORMERLY, MERCURY VALUE OPPORTUNITIES V.I. FUND) - CLASS II SHARES (units first credited
7-20-1998)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     21.041500   18.985215  17.507612  15.505126  11.051980 14.756455  12.500000       --       --       --
   Value at End of Year       20.481410   21.041500  18.985215  17.507612  15.505126 11.051980  14.756455       --       --       --
   Venture III No. of Units       5,832       5,867      7,024      7,926     10,803    10,911      7,527       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     18.879272   17.042783  15.724179  13.932655   9.936083 10.299734  12.500000       --       --       --
   Value at End of Year       18.367491   18.879272  17.042783  15.724179  13.932655  9.936083  10.299734       --       --       --
   Venture III No. of Units         580       4,013      4,376      4,472      4,532     4,671         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     18.726557   16.930227  15.643710  13.882224   9.914958 10.299734  12.500000       --       --       --
   Value at End of Year       18.191446   18.726557  16.930227  15.643710  13.882224  9.914958  10.299734       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     18.675949   16.892901  15.616999  13.865460   9.907923 13.262114  12.500000       --       --       --
   Value at End of Year       18.133155   18.675949  16.892901  15.616999  13.865460  9.907923  13.262114       --       --       --

BLUE CHIP GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     14.424150   13.414252  12.942556  12.090745   9.527205 11.661149         --       --       --       --
   Value at End of Year       15.961624   14.424150  13.414252  12.942556  12.090745  9.527205         --       --       --       --
   Venture III No. of Units   2,172,974   2,671,447  2,875,894  2,397,411  1,497,368   467,566         --       --       --       --
   NY Venture III No. of
      Units                     153,308     179,909    192,392    129,971     79,549    28,105         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     15.426010   14.353122  13.855314  12.949904  10.209299 12.500000         --       --       --       --
   Value at End of Year       17.061698   15.426010  14.353122  13.855314  12.949904 10.209299         --       --       --       --
   Venture III No. of Units     652,367     851,820  1,106,527  1,287,623  1,447,638   746,218         --       --       --       --
   NY Venture III No. of
      Units                     172,849     223,115    255,418    205,768    133,615   114,270         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     15.319182   14.275058  13.800581  12.918162  10.199546 12.500000         --       --       --       --
   Value at End of Year       16.918010   15.319182  14.275058  13.800581  12.918162 10.199546         --       --       --       --
   Venture III No. of Units   1,251,490   1,573,877  1,678,672  1,183,363    492,024    67,960         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     15.283704   14.249113  13.782369  12.907592  10.196295 12.500000         --       --       --       --
   Value at End of Year       16.870353   15.283704  14.249113  13.782369  12.907592 10.196295         --       --       --       --
   Venture III No. of Units      72,274      93,052    111,893    148,744    161,025   104,192         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     17.335226   16.185945  15.679183  14.706108  12.500000        --         --       --       --       --
   Value at End of Year       19.106011   17.335226  16.185945  15.679183  14.706108        --         --       --       --       --
   Venture III No. of Units     140,425     175,631    163,658    120,990     49,072        --         --       --       --       --

BLUE CHIP GROWTH TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     24.215233   22.463880  21.626140  20.165015  15.870738 21.302974  21.898240       --       --       --
   Value at End of Year       26.853044   24.215233  22.463880  21.626140  20.165015 15.870738  21.302974       --       --       --
   Venture III No. of Units     151,990     185,186    224,831    273,059    405,084   400,734    169,381       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     13.768792   12.779348  12.308902  11.483029   9.042156 12.143192  12.500000       --       --       --
   Value at End of Year       15.260974   13.768792  12.779348  12.308902  11.483029  9.042156  12.143192       --       --       --
   Venture III No. of Units     236,536     332,540    446,496    591,541    700,061   733,780      6,710       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     13.657407   12.694941  12.245907  11.441458   9.022933 12.135598  12.500000       --       --       --
   Value at End of Year       15.114715   13.657407  12.694941  12.245907  11.441458  9.022933  12.135598       --       --       --
   Venture III No. of Units      36,029      43,030     43,523     51,035     71,726    67,960      6,710       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     13.620501   12.666951  12.224988  11.427637   9.016527 12.133063  12.500000       --       --       --
   Value at End of Year       15.066296   13.620501  12.666951  12.224988  11.427637  9.016527  12.133063       --       --       --
   Venture III No. of Units     100,228     122,320    165,401    205,182    200,869   210,871     69,505       --       --       --

CAPITAL APPRECIATION TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     13.420469   13.367255  11.951649  11.124546   8.742892 11.443160         --       --       --       --
   Value at End of Year       14.699512   13.420469  13.367255  11.951649  11.124546  8.742892         --       --       --       --
   Venture III No. of Units   1,065,051   1,473,495    765,855    643,607    565,726   202,403         --       --       --       --
   NY Venture III No. of
      Units                      77,632      84,168     20,075     21,384     11,100    11,847         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     14.626001   14.575285  13.038242  12.142016   9.547302 12.500000         --       --       --       --
   Value at End of Year       16.011892   14.626001  14.575285  13.038242  12.142016  9.547302         --       --       --       --
   Venture III No. of Units     779,261   1,073,787    614,695    714,630    788,230   397,347         --       --       --       --
   NY Venture III No. of
      Units                     144,581     198,806     42,337     45,087     36,933    26,055         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     14.524724   14.496031  12.986742  12.112259   9.538178 12.500000         --       --       --       --
   Value at End of Year       15.877051   14.524724  14.496031  12.986742  12.112259  9.538178         --       --       --       --
   Venture III No. of Units     571,431     771,867    357,179    273,041    174,607    39,623         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     14.491095   14.469692  12.969608  12.102351   9.535141 12.500000         --       --       --       --
   Value at End of Year       15.832329   14.491095  14.469692  12.969608  12.102351  9.535141         --       --       --       --
   Venture III No. of Units      85,055     109,450     80,330    100,979    108,546    65,452         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     17.703008   17.703326  15.891750  14.851408  12.500000        --         --       --       --       --
   Value at End of Year       19.312375   17.703008  17.703326  15.891750  14.851408        --         --       --       --       --
   Venture III No. of Units      27,714      50,143     16,881     16,513     12,116        --         --       --       --       --

CAPITAL APPRECIATION TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year      9.255675    9.201080   8.205412   7.630471   5.991604  8.779269   9.195935       --       --       --
   Value at End of Year       10.160213    9.255675   9.201080   8.205412   7.630471  5.991604   8.779269       --       --       --
   Venture III No. of Units     360,827     520,227    254,549    358,348    387,166   366,979     80,024       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     12.480727   12.413295  11.075538  10.304647   8.095466 11.867934  12.500000       --       --       --
   Value at End of Year       13.693566   12.480727  12.413295  11.075538  10.304647  8.095466  11.867934       --       --       --
   Venture III No. of Units     283,863     407,101    240,673    289,125    339,054   367,924      4,837       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     12.379750   12.331295  11.018836  10.267322   8.078245 11.860509  12.500000       --       --       --
   Value at End of Year       13.562314   12.379750  12.331295  11.018836  10.267322  8.078245  11.860509       --       --       --
   Venture III No. of Units      23,094      23,849     11,535     13,330     18,973    39,623      4,837       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     12.346277   12.304093  11.000004  10.254916   8.072512 11.858037  12.500000       --       --       --
   Value at End of Year       13.518837   12.346277  12.304093  11.000004  10.254916  8.072512  11.858037       --       --       --
   Venture III No. of Units     182,164     221,171     67,060     94,529    109,634   103,157     20,129       --       --       --

CLASSIC VALUE TRUST - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year     16.827712   14.768328  13.745437  12.500000         --        --         --       --       --       --
   Value at End of Year       14.431459   16.827712  14.768328  13.745437         --        --         --       --       --       --
   Venture III No. of Units     263,018     321,955    178,689    121,626         --        --         --       --       --       --
   NY Venture III No. of
      Units                      39,281      35,669     19,768     17,716         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.805360   14.756073  13.740877  12.500000         --        --         --       --       --       --
   Value at End of Year       14.405039   16.805360  14.756073  13.740877         --        --         --       --       --       --
   Venture III No. of Units      74,381     136,097     40,825     11,187         --        --         --       --       --       --
   NY Venture III No. of
      Units                      15,539      20,624     25,715     18,657         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     16.738528   14.719380  13.727218  12.500000         --        --         --       --       --       --
   Value at End of Year       14.326126   16.738528  14.719380  13.727218         --        --         --       --       --       --
   Venture III No. of Units     148,221     230,487    127,848     67,852         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     16.716312   14.707182  13.722679  12.500000         --        --         --       --       --       --
   Value at End of Year       14.299909   16.716312  14.707182  13.722679         --        --         --       --       --       --
   Venture III No. of Units       6,599      11,406      6,688      2,559         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     16.649828   14.670608  13.709034  12.500000         --        --         --       --       --       --
   Value at End of Year       14.221562   16.649828  14.670608  13.709034         --        --         --       --       --       --
   Venture III No. of Units       5,872       5,509      5,933      4,832         --        --         --       --       --       --

CORE BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year     12.702542   12.462826  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.250862   12.702542  12.462826         --         --        --         --       --       --       --
   Venture III No. of Units      34,960       7,442        391         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                         126         479        121         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.692009   12.458696  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.233226   12.692009  12.458696         --         --        --         --       --       --       --
   Venture III No. of Units       4,323       1,739        414         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                         256          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.660450   12.446319  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.180435   12.660450  12.446319         --         --        --         --       --       --       --
   Venture III No. of Units       8,468       6,436      3,739         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     12.649929   12.442189  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.162864   12.649929  12.442189         --         --        --         --       --       --       --
   Venture III No. of Units          82          81         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     12.618466   12.429816  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.110349   12.618466  12.429816         --         --        --         --       --       --       --

CORE EQUITY TRUST - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year     15.316601   14.624002  14.055449  12.500000         --        --         --       --       --       --
   Value at End of Year       14.151893   15.316601  14.624002  14.055449         --        --         --       --       --       --
   Venture III No. of Units     848,728     265,806    984,498    517,680         --        --         --       --       --       --
   NY Venture III No. of
      Units                      65,439      67,270     60,439     14,371         --        --         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     15.296266   14.611870  14.050793  12.500000         --        --         --       --       --       --
   Value at End of Year       14.125997   15.296266  14.611870  14.050793         --        --         --       --       --       --
   Venture III No. of Units      31,830      44,377     94,766     76,892         --        --         --       --       --       --
   NY Venture III No. of
      Units                      53,098      76,667     59,349     21,952         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     15.235423   14.575546  14.036828  12.500000         --        --         --       --       --       --
   Value at End of Year       14.048589   15.235423  14.575546  14.036828         --        --         --       --       --       --
   Venture III No. of Units     430,852     482,630    640,016    334,984         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     15.215194   14.563458  14.032175  12.500000         --        --         --       --       --       --
   Value at End of Year       14.022884   15.215194  14.563458  14.032175         --        --         --       --       --       --
   Venture III No. of Units       1,985       2,298      7,103     20,008         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     15.154677   14.527250  14.018233  12.500000         --        --         --       --       --       --
   Value at End of Year       13.946046   15.154677  14.527250  14.018233         --        --         --       --       --       --
   Venture III No. of Units      36,549      35,430     38,636     21,509         --        --         --       --       --       --

DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --          --         --  13.565799  13.186201 12.504601         --       --       --       --
   Value at End of Year              --          --         --  13.830617  13.565799 13.186201         --       --       --       --
   Venture III No. of Units          --          --         --  7,401,186    695,637   252,850         --       --       --       --
   NY Venture III No. of
      Units                          --          --         --    254,299     48,803    23,178         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year            --          --         --  13.549724  13.177160 12.500000         --       --       --       --
   Value at End of Year              --          --         --  13.807295  13.549724 13.177160         --       --       --       --
   Venture III No. of Units          --          --         --    476,849    501,679   253,046         --       --       --       --
   NY Venture III No. of
      Units                          --          --         --    417,666     56,838    67,059         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year            --          --         --  13.516543  13.164614 12.500000         --       --       --       --
   Value at End of Year              --          --         --  13.752779  13.516543 13.164614         --       --       --       --
   Venture III No. of Units          --          --         --  4,302,819    206,340    16,141         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year            --          --         --  13.505491  13.160436 12.500000         --       --       --       --
   Value at End of Year              --          --         --  13.734656  13.505491 13.160436         --       --       --       --
   Venture III No. of Units          --          --         --     85,622    106,307    70,827         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year            --          --         --  12.529076  12.500000        --         --       --       --       --
   Value at End of Year              --          --         --  12.722519  12.529076        --         --       --       --       --
   Venture III No. of Units          --          --         --    311,393     33,885        --         --       --       --       --

DIVERSIFIED BOND TRUST (MERGED INTO ACTIVE BOND TRUST EFF 5-1-05) - SERIES I SHARES (units first credited 8-03-1989)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year            --          --         --  18.084366  17.576042 16.605167  16.388809       --       --       --
   Value at End of Year              --          --         --  18.472878  18.084366 17.576042  16.605167       --       --       --
   Venture III No. of Units          --          --         --    176,824    206,285   225,423     40,386       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year            --          --         --  13.790481  13.409549 12.675169  12.500000       --       --       --
   Value at End of Year              --          --         --  14.079685  13.790481 13.409549  12.675169       --       --       --
   Venture III No. of Units          --          --         --    188,742    225,752   305,030     26,252       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year            --          --         --  13.740598  13.381106 12.667251  12.500000       --       --       --
   Value at End of Year              --          --         --  14.007679  13.740598 13.381106  12.667251       --       --       --
   Venture III No. of Units          --          --         --      3,694      6,559    16,141     26,252       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year            --          --         --  13.724016  13.371638 12.664622  12.500000       --       --       --
   Value at End of Year              --          --         --  13.983764  13.724016 13.371638  12.664622       --       --       --
   Venture III No. of Units          --          --         --     84,618     86,438    78,504     34,146       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
DYNAMIC GROWTH TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     15.364667   14.504882  13.164527  12.164875   9.578097 11.842904         --       --       --       --
   Value at End of Year       16.964468   15.364667  14.504882  13.164527  12.164875  9.578097         --       --       --       --
   Venture III No. of Units     239,917     356,033    462,359    528,200    541,610    87,128         --       --       --       --
   NY Venture III No. of
      Units                      13,422      16,936     23,011     18,994     17,929     4,320         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.635693   15.281869  13.876630  12.829323  10.106305 12.500000         --       --       --       --
   Value at End of Year       17.855322   16.635693  15.281869  13.876630  12.829323 10.106305         --       --       --       --
   Venture III No. of Units     220,015     305,451    478,947    605,108    709,524    82,533         --       --       --       --
   NY Venture III No. of
      Units                      22,354      18,373     27,519     33,123     40,444     5,544         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     16.520499   15.198766  13.821803  12.797885  10.096656 12.500000         --       --       --       --
   Value at End of Year       17.704949   16.520499  15.198766  13.821803  12.797885 10.096656         --       --       --       --
   Venture III No. of Units      67,173      80,833    164,259    101,183    104,025     4,726         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     16.482262   15.171161  13.803584  12.787417  10.093444 12.500000         --       --       --       --
   Value at End of Year       17.655092   16.482262  15.171161  13.803584  12.787417 10.093444         --       --       --       --
   Venture III No. of Units      51,651      63,069    181,834     94,881    184,625    13,216         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     19.906212   18.350189  16.721014  15.513383  12.500000        --         --       --       --       --
   Value at End of Year       21.290548   19.906212  18.350189  16.721014  15.513383        --         --       --       --       --
   Venture III No. of Units       7,449       8,917     56,261     11,368     28,603        --         --       --       --       --

DYNAMIC GROWTH TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year      5.420845    4.963389   4.489166   4.149140   3.269019  4.639280   5.329139       --       --       --
   Value at End of Year        5.825961    5.420845   4.963389   4.489166   4.149140  3.269019   4.639280       --       --       --
   Venture III No. of Units     342,288     440,165    623,403    827,660    981,398   289,494    114,862       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     12.542748   11.489988  10.397356   9.614621   7.578932 10.761173  12.500000       --       --       --
   Value at End of Year       13.473348   12.542748  11.489988  10.397356   9.614621  7.578932  10.761173       --       --       --
   Venture III No. of Units     156,693     215,226    280,749    441,186    518,212   140,674      3,436       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     12.441224   11.414064  10.344111   9.579794   7.562801 10.754429  12.500000       --       --       --
   Value at End of Year       13.344146   12.441224  11.414064  10.344111   9.579794  7.562801  10.754429       --       --       --
   Venture III No. of Units       4,233       7,820      8,051      9,149     15,496     4,726      3,436       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     12.407571   11.388869  10.326423   9.568210   7.557425 10.752178  12.500000       --       --       --
   Value at End of Year       13.301374   12.407571  11.388869  10.326423   9.568210  7.557425  10.752178       --       --       --
   Venture III No. of Units     130,999     161,032    222,815    225,775    268,434    46,340     24,817       --       --       --

EMERGING GROWTH TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year     19.615812   17.903389  16.949671  16.158911  12.500000        --         --       --       --       --
   Value at End of Year       20.013945   19.615812  17.903389  16.949671  16.158911        --         --       --       --       --
   Venture III No. of Units      47,689      70,903     60,906     72,374     28,839        --         --       --       --       --
   NY Venture III No. of
      Units                       2,407       2,296      2,115      1,792        281        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     19.580012   17.879631  16.935617  16.153611  12.500000        --         --       --       --       --
   Value at End of Year       19.967370   19.580012  17.879631  16.935617  16.153611        --         --       --       --       --
   Venture III No. of Units       9,943      13,169     11,805     11,246      7,937        --         --       --       --       --
   NY Venture III No. of
      Units                      15,924      25,712     17,623     13,145      8,439        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     19.472992   17.808539  16.893527  16.137719  12.500000        --         --       --       --       --
   Value at End of Year       19.828296   19.472992  17.808539  16.893527  16.137719        --         --       --       --       --
   Venture III No. of Units      34,848      50,665     55,386     45,303     13,253        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     19.437504   17.784948  16.879552  16.132438  12.500000        --         --       --       --       --
   Value at End of Year       19.782212   19.437504  17.784948  16.879552  16.132438        --         --       --       --       --
   Venture III No. of Units       1,835       2,355     12,262      6,010      5,961        --         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     19.331283   17.714248  16.837596  16.116569  12.500000        --         --       --       --       --
   Value at End of Year       19.644434   19.331283  17.714248  16.837596  16.116569        --         --       --       --       --
   Venture III No. of Units       1,308       1,896      2,029      2,310      1,165        --         --       --       --       --

EMERGING SMALL COMPANY TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     14.107436   14.035567  13.607657  12.428445   9.058585 11.864879         --       --       --       --
   Value at End of Year       14.963352   14.107436  14.035567  13.607657  12.428445  9.058585         --       --       --       --
   Venture III No. of Units     497,182     746,640    973,157  1,033,645    835,003   174,849         --       --       --       --
   NY Venture III No. of
      Units                      27,338      30,605     32,329     32,486     22,745    15,125         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     14.828192   14.760010  14.317145  13.083021   9.540441 12.500000         --       --       --       --
   Value at End of Year       15.719936   14.828192  14.760010  14.317145  13.083021  9.540441         --       --       --       --
   Venture III No. of Units     229,315     357,208    576,528    721,122    813,809   284,420         --       --       --       --
   NY Venture III No. of
      Units                      55,562      77,144     99,979     96,469     46,979    19,621         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     14.725513   14.679762  14.260613  13.050958   9.531326 12.500000         --       --       --       --
   Value at End of Year       15.587548   14.725513  14.679762  14.260613  13.050958  9.531326         --       --       --       --
   Venture III No. of Units     292,180     433,321    616,145    624,965    444,605     5,714         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     14.691441   14.653113  14.241810  13.040296   9.528294 12.500000         --       --       --       --
   Value at End of Year       15.543662   14.691441  14.653113  14.241810  13.040296  9.528294         --       --       --       --
   Venture III No. of Units     151,099      46,472    160,149     71,109    154,311    57,058         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     18.114319   18.094145  17.612588  16.150962  12.500000        --         --       --       --       --
   Value at End of Year       19.136211   18.114319  18.094145  17.612588  16.150962        --         --       --       --       --
   Venture III No. of Units      71,902      34,297     83,935     30,299     31,578        --         --       --       --       --

EMERGING SMALL COMPANY TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     19.217988   19.077816  16.949671  16.831817  12.246107 17.585667  17.911806       --       --       --
   Value at End of Year       20.422648   19.217988  19.077816  16.949671  16.831817 12.246107  17.585667       --       --       --
   Venture III No. of Units      66,699      93,755    136,855      6,561    208,059   187,231     45,391       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     13.210507   13.120694  16.935617  11.587592   8.434835 12.118671  12.500000       --       --       --
   Value at End of Year       14.031537   13.210507  13.120694  16.935617  11.587592  8.434835  12.118671       --       --       --
   Venture III No. of Units      88,896     122,288    185,432      2,628    327,397   284,440      2,557       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     13.103594   13.034017  16.893527  11.545630   8.416899 12.111098  12.500000       --       --       --
   Value at End of Year       13.897004   13.103594  13.034017  16.893527  11.545630  8.416899  12.111098       --       --       --
   Venture III No. of Units      17,665      17,708     18,488         75     27,653    28,910      2,557       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     13.068155   13.005257  16.879552  11.531676   8.410923 12.108565  12.500000       --       --       --
   Value at End of Year       13.852453   13.068155  13.005257  16.879552  11.531676  8.410923  12.108565       --       --       --
   Venture III No. of Units      36,229      38,613     91,110         52    127,291   110,428     25,841       --       --       --

EQUITY-INCOME TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     17.738726   15.184057  14.882379  13.202023  10.702893 12.848754         --       --       --       --
   Value at End of Year       17.998360   17.738726  15.184057  14.882379  13.202023 10.702893         --       --       --       --
   Venture III No. of Units   3,098,317   4,134,460  4,382,894  4,038,819  2,428,665   789,636         --       --       --       --
   NY Venture III No. of
      Units                     246,063     279,115    317,099    247,244    186,829    94,077         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     17.217347   14.745104  14.459352  12.833195  10.409074 12.500000         --       --       --       --
   Value at End of Year       17.460563   17.217347  14.745104  14.459352  12.833195 10.409074         --       --       --       --
   Venture III No. of Units   1,457,607   1,888,043  2,573,331  2,845,382  3,022,629 1,472,896         --       --       --       --
   NY Venture III No. of
      Units                     322,274     401,804    464,276    354,708    170,015   208,253         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     17.098121   14.664912  14.402241  12.801739  10.399131 12.500000         --       --       --       --
   Value at End of Year       17.313521   17.098121  14.664912  14.402241  12.801739 10.399131         --       --       --       --
   Venture III No. of Units   1,666,223   2,172,178  2,534,354  2,129,976    922,828    72,429         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     17.058555   14.638276  14.383246  12.791261  10.395821 12.500000         --       --       --       --
   Value at End of Year       17.264776   17.058555  14.638276  14.383246  12.791261 10.395821         --       --       --       --
   Venture III No. of Units     171,482     214,354    295,590    431,918    447,595   254,248         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     19.886808   17.090789  16.818170  14.979182  12.500000        --         --       --       --       --
   Value at End of Year       20.096881   19.886808  17.090789  16.818170  14.979182        --         --       --       --       --
   Venture III No. of Units      94,625     128,197    130,409    113,811     51,449        --         --       --       --       --

EQUITY-INCOME TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     33.349708   28.484603  27.864315  24.674518  19.976038 23.419227  23.987293       --       --       --
   Value at End of Year       33.898825   33.349708  28.484603  27.864315  24.674518 19.976038  23.419227       --       --       --
   Venture III No. of Units     203,444     287,725    339,253    450,077    484,523   535,366    133,370       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     17.254183   14.744455  14.430566  12.785015  10.355686 12.146730  12.500000       --       --       --
   Value at End of Year       17.529462   17.254183  14.744455  14.430566  12.785015 10.355686  12.146730       --       --       --
   Venture III No. of Units     459,791     637,450    801,467  1,052,521  1,142,868 1,276,620     28,697       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     17.114628   14.647090  14.356729  12.738737  10.333675 12.139130  12.500000       --       --       --
   Value at End of Year       17.361487   17.114628  14.647090  14.356729  12.738737 10.333675  12.139130       --       --       --
   Venture III No. of Units      23,296      27,983     52,412     55,715     74,231    72,429     28,697       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     17.068339   14.614762  14.332181  12.723328  10.326336 12.136595  12.500000       --       --       --
   Value at End of Year       17.305825   17.068339  14.614762  14.332181  12.723328 10.326336  12.136595       --       --       --
   Venture III No. of Units     144,321     198,807    251,739    327,655    316,798   469,145     72,763       --       --       --

FINANCIAL SERVICES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     19.147497   15.854914  14.702700  13.578107  10.347728 12.638293         --       --       --       --
   Value at End of Year       17.527454   19.147497  15.854914  14.702700  13.578107 10.347728         --       --       --       --
   Venture III No. of Units     581,504     854,054    617,520    644,275    585,235   239,270         --       --       --       --
   NY Venture III No. of
      Units                      42,078      45,403     33,508     31,040     24,981     5,638         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     18.894186   15.652956  14.522649  13.418556  10.231240 12.500000         --       --       --       --
   Value at End of Year       17.286880   18.894186  15.652956  14.522649  13.418556 10.231240         --       --       --       --
   Venture III No. of Units     151,574     312,480    380,115    431,763    468,599   175,574         --       --       --       --
   NY Venture III No. of
      Units                      61,185      75,084     66,298     75,100     40,520    28,212         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     18.763373   15.567838  14.465294  13.385674  10.221472 12.500000         --       --       --       --
   Value at End of Year       17.141316   18.763373  15.567838  14.465294  13.385674 10.221472         --       --       --       --
   Venture III No. of Units     223,376     399,160    278,434    267,698    193,147    25,104         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     18.719976   15.539574  14.446232  13.374740  10.218222 12.500000         --       --       --       --
   Value at End of Year       17.093070   18.719976  15.539574  14.446232  13.374740 10.218222         --       --       --       --
   Venture III No. of Units      24,201      56,529     69,839     74,119     86,863    54,273         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     21.785238   18.111131  16.862052  15.634885  12.500000        --         --       --       --       --
   Value at End of Year       19.861955   21.785238  18.111131  16.862052  15.634885        --         --       --       --       --
   Venture III No. of Units      17,085      37,600     32,445     30,536     21,333        --         --       --       --       --

FINANCIAL SERVICES TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     17.336582   14.314742  13.256232  12.210054   9.292550 11.504833  12.109477       --       --       --
   Value at End of Year       15.888716   17.336582  14.314742  13.256232  12.210054  9.292550  11.504833       --       --       --
   Venture III No. of Units      88,638     127,639    179,945    280,690    313,309   329,587     79,463       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     17.760449   14.672050  13.593885  12.527328   9.538791 11.815615  12.500000       --       --       --
   Value at End of Year       16.269001   17.760449  14.672050  13.593885  12.527328  9.538791  11.815615       --       --       --
   Venture III No. of Units      54,442      98,212    113,493    147,080    157,593   162,475         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     17.616793   14.575147  13.524311  12.481976   9.518501 11.808217  12.500000       --       --       --
   Value at End of Year       16.113076   17.616793  14.575147  13.524311  12.481976  9.518501  11.808217       --       --       --
   Venture III No. of Units       3,621       4,978      6,553     15,814     22,989    25,104         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     17.569209   14.543022  13.501225  12.466911   9.511759 11.805755  12.500000       --       --       --
   Value at End of Year       16.061468   17.569209  14.543022  13.501225  12.466911  9.511759  11.805755       --       --       --
   Venture III No. of Units      51,320      84,336     95,825    131,727    132,728   147,104     30,899       --       --       --

FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       11.972891          --         --         --         --        --         --       --       --       --
   Venture III No. of Units  30,024,016          --         --         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                   1,839,487          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       11.968888          --         --         --         --        --         --       --       --       --
   Venture III No. of Units     665,711          --         --         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                     137,635          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       11.956886          --         --         --         --        --         --       --       --       --
   Venture III No. of Units  17,986,003          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       11.952894          --         --         --         --        --         --       --       --       --
   Venture III No. of Units     485,164          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       11.940903          --         --         --         --        --         --       --       --       --
   Venture III No. of Units     177,565          --         --         --         --        --         --       --       --       --

FUNDAMENTAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     17.850530   15.884823  14.855745  13.552445  10.633144 12.594671         --       --       --       --
   Value at End of Year       18.236957   17.850530  15.884823  14.855745  13.552445 10.633144         --       --       --       --
   Venture III No. of Units   6,152,981   6,237,118  4,405,762  2,947,953  1,743,830   515,915         --       --       --       --
   NY Venture III No. of
      Units                     416,854     354,968    175,138     74,489     39,812    87,372         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     17.675396   15.736804  14.724657  13.439595  10.549867 12.500000         --       --       --       --
   Value at End of Year       18.048958   17.675396  15.736804  14.724657  13.439595 10.549867         --       --       --       --
   Venture III No. of Units     921,813   1,328,832  1,767,029  1,917,991  1,873,345   929,985         --       --       --       --
   NY Venture III No. of
      Units                     265,727     334,350    318,196    254,902    120,094    99,581         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     17.553010   15.651225  14.666493  13.406652  10.539789 12.500000         --       --       --       --
   Value at End of Year       17.896959   17.553010  15.651225  14.666493  13.406652 10.539789         --       --       --       --
   Venture III No. of Units   3,861,173   3,883,211  2,625,432  1,597,541    724,423    40,455         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     17.512409   15.622816  14.647175  13.395703  10.536441 12.500000         --       --       --       --
   Value at End of Year       17.846600   17.512409  15.622816  14.647175  13.395703 10.536441         --       --       --       --
   Venture III No. of Units     114,452     163,735    181,238    193,886    199,283   157,548         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     20.012126   17.879526  16.788033  15.376750  12.500000        --         --       --       --       --
   Value at End of Year       20.363279   20.012126  17.879526  16.788033  15.376750        --         --       --       --       --
   Venture III No. of Units     132,627     158,633    151,883     83,418     46,913        --         --       --       --       --

FUNDAMENTAL VALUE TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     16.195064   14.377102  13.428205  12.211223   9.561490 11.600607  11.960105       --       --       --
   Value at End of Year       16.572136   16.195064  14.377102  13.428205  12.211223  9.561490  11.600607       --       --       --
   Venture III No. of Units     332,249     456,599    584,896    797,463  1,102,100 1,126,983    489,147       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     16.811144   14.931470  13.952931  12.694757   9.945065 12.072032  12.500000       --       --       --
   Value at End of Year       17.193911   16.811144  14.931470  13.952931  12.694757  9.945065  12.072032       --       --       --
   Venture III No. of Units     368,902     483,599    658,777    957,799  1,022,920 1,103,460     40,942       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     16.675213   14.832896  13.881560  12.648823   9.923939 12.064485  12.500000       --       --       --
   Value at End of Year       17.029177   16.675213  14.832896  13.881560  12.648823  9.923939  12.064485       --       --       --
   Venture III No. of Units      51,880      52,594     53,878     32,731     39,988    40,455     40,942       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     16.630127   14.800180  13.857847  12.633542   9.916901 12.061966  12.500000       --       --       --
   Value at End of Year       16.974596   16.630127  14.800180  13.857847  12.633542  9.916901  12.061966       --       --       --
   Venture III No. of Units     230,648     294,750    379,986    404,510    373,487   361,506    116,042       --       --       --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     15.308258   13.737958  13.183540  11.911549   9.575126 11.800056         --       --       --       --
   Value at End of Year       15.789675   15.308258  13.737958  13.183540  11.911549  9.575126         --       --       --       --
   Venture III No. of Units   4,162,261   3,953,167  2,344,078    838,415    241,284    49,036         --       --       --       --
   NY Venture III No. of
      Units                     362,827     310,890    137,976     26,592      8,273     2,183         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.178779   14.526422  13.947145  12.607788  10.139860 12.500000         --       --       --       --
   Value at End of Year       16.679186   16.178779  14.526422  13.947145  12.607788 10.139860         --       --       --       --
   Venture III No. of Units     133,986     202,916    300,268    271,077    215,426   121,427         --       --       --       --
   NY Venture III No. of
      Units                      64,092     107,441    109,834     99,867     76,541    11,718         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     16.066762   14.447430  13.892059  12.576878  10.130181 12.500000         --       --       --       --
   Value at End of Year       16.538745   16.066762  14.447430  13.892059  12.576878 10.130181         --       --       --       --
   Venture III No. of Units   2,618,626   2,476,013  1,364,373    531,937    155,717    12,394         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     16.029603   14.421207  13.873751  12.566607  10.126955 12.500000         --       --       --       --
   Value at End of Year       16.492195   16.029603  14.421207  13.873751  12.566607 10.126955         --       --       --       --
   Venture III No. of Units      14,992      20,799     27,023     30,370     34,337    20,731         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     18.831961   16.967731  16.348045  14.830076  12.500000        --         --       --       --       --
   Value at End of Year       19.346231   18.831961  16.967731  16.348045  14.830076        --         --       --       --       --
   Venture III No. of Units     103,523     108,797     99,196     51,466     10,306        --         --       --       --       --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     12.388848   11.096081  10.621190   9.578808   7.702576 10.197351  10.834371       --       --       --
   Value at End of Year       12.810371   12.388848  11.096081  10.621190   9.578808  7.702576  10.197351       --       --       --
   Venture III No. of Units      42,452      56,921     72,936     92,760    110,472   137,152     40,851       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     14.202193   12.726550  12.187943  10.997305   8.847644 11.719158  12.500000       --       --       --
   Value at End of Year       14.678046   14.202193  12.726550  12.187943  10.997305  8.847644  11.719158       --       --       --
   Venture III No. of Units      76,763      95,229     79,038    103,250    105,136   134,626         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     14.087292   12.642477  12.125553  10.957473   8.828827 11.711820  12.500000       --       --       --
   Value at End of Year       14.537342   14.087292  12.642477  12.125553  10.957473  8.828827  11.711820       --       --       --
   Venture III No. of Units      10,169      10,247     10,591     10,796     11,919    12,394         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     14.049211   12.614590  12.104837  10.944234   8.822564 11.709378  12.500000       --       --       --
   Value at End of Year       14.490764   14.049211  12.614590  12.104837  10.944234  8.822564  11.709378       --       --       --
   Venture III No. of Units      22,145      24,605     24,348     34,794     40,883   135,425     11,123       --       --       --

GLOBAL BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     17.397156   16.832660  18.331732  16.932377  14.946973 13.065634         --       --       --       --
   Value at End of Year       18.710557   17.397156  16.832660  18.331732  16.932377 14.946973         --       --       --       --
   Venture III No. of Units   3,609,284   3,567,522  2,482,846  1,609,236    862,965   266,414         --       --       --       --
   NY Venture III No. of
      Units                     242,358     200,869     94,948     43,981     18,393    17,778         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.605512   16.074715  17.515004  16.186110  14.295351 12.500000         --       --       --       --
   Value at End of Year       17.850183   16.605512  16.074715  17.515004  16.186110 14.295351         --       --       --       --
   Venture III No. of Units     293,695     346,195    577,708    551,915    592,595   207,523         --       --       --       --
   NY Venture III No. of
      Units                      91,642     133,171    102,785     91,274     44,080    73,987         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     16.490540   15.987312  17.445870  16.146477  14.281750 12.500000         --       --       --       --
   Value at End of Year       17.699877   16.490540  15.987312  17.445870  16.146477 14.281750         --       --       --       --
   Venture III No. of Units   2,634,752   2,298,488  1,552,367    793,677    263,005     9,637         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     16.452389   15.958285  17.422887  16.133296  14.277221 12.500000         --       --       --       --
   Value at End of Year       17.650067   16.452389  15.958285  17.422887  16.133296 14.277221         --       --       --       --
   Venture III No. of Units      35,386      43,793     74,572    105,122     99,515    51,802         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     13.615495   13.226348  14.461843  13.411572  12.500000        --         --       --       --       --
   Value at End of Year       14.584646   13.615495  13.226348  14.461843  13.411572        --         --       --       --       --
   Venture III No. of Units     119,230     124,943    116,178     80,275     59,221        --         --       --       --       --

GLOBAL BOND TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     18.619642   17.981109  19.559001  18.037496  15.890969 13.448939  13.259113       --       --       --
   Value at End of Year       20.077481   18.619642  17.981109  19.559001  18.037496 15.890969  13.448939       --       --       --
   Venture III No. of Units      72,830      87,463    123,116    141,559    135,305   122,886      8,068       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     17.491423   16.900006  18.392205  16.969963  14.957944 12.665620  12.500000       --       --       --
   Value at End of Year       18.851456   17.491423  16.900006  18.392205  16.969963 14.957944  12.665620       --       --       --
   Venture III No. of Units     155,798      93,302    116,053    151,103    141,883   159,585      1,821       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     17.349979   16.788441  18.298149  16.908591  14.926222 12.657716  12.500000       --       --       --
   Value at End of Year       18.670835   17.349979  16.788441  18.298149  16.908591 14.926222  12.657716       --       --       --
   Venture III No. of Units       5,850       6,126      6,703     14,147     12,385     9,637      1,821       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     17.303097   16.751423  18.266917  16.888191  14.915657 12.655085  12.500000       --       --       --
   Value at End of Year       18.611038   17.303097  16.751423  18.266917  16.888191 14.915657  12.655085       --       --       --
   Venture III No. of Units      17,567      22,402     32,345     31,689     36,711    43,687      4,688       --       --       --

GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     18.425388   15.596883  14.349048  12.737013  10.177657 12.324414         --       --       --       --
   Value at End of Year       18.320655   18.425388  15.596883  14.349048  12.737013 10.177657         --       --       --       --
   Venture III No. of Units     249,795     410,093    440,210    328,873    237,217   109,336         --       --       --       --
   NY Venture III No. of
      Units                      18,700      22,399     12,723      9,161      4,890     6,453         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     18.644647   15.790358  14.534304  12.907925  10.319378 12.500000         --       --       --       --
   Value at End of Year       18.529341   18.644647  15.790358  14.534304  12.907925 10.319378         --       --       --       --
   Venture III No. of Units     182,095     255,941    323,448    358,860    338,502   215,905         --       --       --       --
   NY Venture III No. of
      Units                      33,500      38,474     53,562     30,068     15,472    15,985         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     18.515556   15.704495  14.476898  12.876284  10.309521 12.500000         --       --       --       --
   Value at End of Year       18.373314   18.515556  15.704495  14.476898  12.876284 10.309521         --       --       --       --
   Venture III No. of Units     150,702     176,574    189,376    131,024     76,294    18,265         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     18.472716   15.675974  14.457803  12.865753  10.306231 12.500000         --       --       --       --
   Value at End of Year       18.321599   18.472716  15.675974  14.457803  12.865753 10.306231         --       --       --       --
   Venture III No. of Units      21,387      28,756     33,789     42,942     40,555    25,931         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     21.532776   18.300087  16.903271  15.064561  12.500000        --         --       --       --       --
   Value at End of Year       21.324423   21.532776  18.300087  16.903271  15.064561        --         --       --       --       --
   Venture III No. of Units      18,366      23,333     15,693      9,974      4,657        --         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     25.214625   21.303555  19.560024  17.329337  13.821990 17.371743  18.932407       --       --       --
   Value at End of Year       25.131381   25.214625  21.303555  19.560024  17.329337 13.821990  17.371743       --       --       --
   Venture III No. of Units      44,994      54,289     71,685    103,717    132,638   153,924     68,230       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     16.451514   13.906629  12.774840  11.323632   9.036317 11.362716  12.500000       --       --       --
   Value at End of Year       16.388962   16.451514  13.906629  12.774840  11.323632  9.036317  11.362716       --       --       --
   Venture III No. of Units      54,127      48,509     93,754    118,180    124,289   174,250      1,126       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     16.318435   13.814786  12.709470  11.282635   9.017096 11.355598  12.500000       --       --       --
   Value at End of Year       16.231891   16.318435  13.814786  12.709470  11.282635  9.017096  11.355598       --       --       --
   Venture III No. of Units         905       2,729      9,186      9,095     17,187    18,265      1,126       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     16.274304   13.784289  12.687743  11.268996   9.010705 11.353229  12.500000       --       --       --
   Value at End of Year       16.179860   16.274304  13.784289  12.687743  11.268996  9.010705  11.353229       --       --       --
   Venture III No. of Units      88,763      90,599     97,354    112,476    100,494    93,038     14,279       --       --       --

GREAT COMPANIES-AMERICA TRUST (REPLACED BY U.S. GLOBAL LEADERS GROWTH TRUST EFF 4-29-05) - SERIES II SHARES (units first credited
8-04-2003)

Contracts with no Optional Benefits
   Value at Start of Year            --          --         --  13.915189  12.500000        --         --       --       --       --
   Value at End of Year              --          --         --  13.933872  13.915189        --         --       --       --       --
   Venture III No. of Units          --          --         --      9,707     19,667        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year            --          --         --  13.901020  12.500000        --         --       --       --       --
   Value at End of Year              --          --         --  13.884836  13.901020        --         --       --       --       --
   Venture III No. of Units          --          --         --        142        143        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year            --          --         --  13.915189  12.500000        --         --       --       --       --
   Value at End of Year              --          --         --  13.933872  13.915189        --         --       --       --       --
   Venture III No. of Units          --          --         --      9,707     19,667        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year            --          --         --  13.901020  12.500000        --         --       --       --       --
   Value at End of Year              --          --         --  13.884836  13.901020        --         --       --       --       --
   Venture III No. of Units          --          --         --        142        143        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year            --          --         --  13.892531  12.500000        --         --       --       --       --
   Value at End of Year              --          --         --  13.855506  13.892531        --         --       --       --       --

HEALTH SCIENCES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     16.972950   15.951784  14.424059  12.746949   9.534743 11.223440         --       --       --       --
   Value at End of Year       19.605936   16.972950  15.951784  14.424059  12.746949  9.534743         --       --       --       --
   Venture III No. of Units     740,503     861,464  1,011,800  1,089,573    772,102   299,587         --       --       --       --
   NY Venture III No. of
      Units                      46,740      58,061     58,297     51,998     42,899     8,334         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     18.859710   17.733870  16.043469  14.185179  10.615849 12.500000         --       --       --       --
   Value at End of Year       21.774442   18.859710  17.733870  16.043469  14.185179 10.615849         --       --       --       --
   Venture III No. of Units     317,472     463,291    550,178    605,996    587,894   255,642         --       --       --       --
   NY Venture III No. of
      Units                      89,384     126,020    134,034    128,574     67,695    33,548         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     18.729095   17.637420  15.980101  14.150421  10.605710 12.500000         --       --       --       --
   Value at End of Year       21.591059   18.729095  17.637420  15.980101  14.150421 10.605710         --       --       --       --
   Venture III No. of Units     410,361     514,020    588,658    541,226    310,055    14,361         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     18.685734   17.605376  15.959023  14.138853  10.602331 12.500000         --       --       --       --
   Value at End of Year       21.530253   18.685734  17.605376  15.959023  14.138853 10.602331         --       --       --       --
   Venture III No. of Units      48,874      80,698    124,753    123,486    134,349    58,653         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     19.725075   18.612465  16.897181  14.992537  12.500000        --         --       --       --       --
   Value at End of Year       22.693563   19.725075  18.612465  16.897181  14.992537        --         --       --       --       --
   Venture III No. of Units      21,524      45,858     63,089     59,654     40,234        --         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
HEALTH SCIENCES TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     17.203115   16.137302  14.563722  12.840795   9.583435 13.390760  12.786642       --       --       --
   Value at End of Year       19.910780   17.203115  16.137302  14.563722  12.840795  9.583435  13.390760       --       --       --
   Venture III No. of Units     139,073     211,460    286,983    373,518    522,566   543,042    207,903       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     16.904410   15.865008  14.325124  12.636757   9.435859 13.191182  12.500000       --       --       --
   Value at End of Year       19.555233   16.904410  15.865008  14.325124  12.636757  9.435859  13.191182       --       --       --
   Venture III No. of Units     181,030     219,928    265,282    342,683    350,008   339,355      3,599       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     16.767677   15.760255  14.251835  12.591031   9.415806 13.182940  12.500000       --       --       --
   Value at End of Year       19.367837   16.767677  15.760255  14.251835  12.591031  9.415806  13.182940       --       --       --
   Venture III No. of Units       3,138       5,943      6,542      5,453     12,004    14,361      3,599       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     16.722329   15.725474  14.227479  12.575813   9.409123 13.180193  12.500000       --       --       --
   Value at End of Year       19.305747   16.722329  15.725474  14.227479  12.575813  9.409123  13.180193       --       --       --
   Venture III No. of Units      65,245     103,457    117,394    145,164    165,233   176,335     46,697       --       --       --

HIGH INCOME TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       11.516806          --         --         --         --        --         --       --       --       --
   Venture III No. of Units       3,829          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       11.947056          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       11.501411          --         --         --         --        --         --       --       --       --
   Venture III No. of Units         838          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       11.497563          --         --         --         --        --         --       --       --       --
   Venture III No. of Units       1,728          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       11.919135          --         --         --         --        --         --       --       --       --

HIGH YIELD TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     16.730415   15.428438  15.145567  13.891244  11.370655 12.141727         --       --       --       --
   Value at End of Year       16.679296   16.730415  15.428438  15.145567  13.891244 11.370655         --       --       --       --
   Venture III No. of Units   1,061,694   1,564,435  1,797,146  2,120,483  1,762,068   284,891         --       --       --       --
   NY Venture III No. of
      Units                      81,199     104,589    126,053    163,790    175,755    16,234         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     17.184243   15.854859  15.571927  14.289454  11.702451 12.500000         --       --       --       --
   Value at End of Year       17.123127   17.184243  15.854859  15.571927  14.289454 11.702451         --       --       --       --
   Venture III No. of Units     365,731     482,504    646,754  1,098,262  1,233,595   310,509         --       --       --       --
   NY Venture III No. of
      Units                      54,861      89,565    100,941    171,945    143,636    43,415         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     17.065272   15.768654  15.510445  14.254457  11.691304 12.500000         --       --       --       --
   Value at End of Year       16.978950   17.065272  15.768654  15.510445  14.254457 11.691304         --       --       --       --
   Venture III No. of Units     475,768     696,966    800,087    872,757    542,096    54,491         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     17.025788   15.740008  15.489994  14.242800  11.687584 12.500000         --       --       --       --
   Value at End of Year       16.931163   17.025788  15.740008  15.489994  14.242800 11.687584         --       --       --       --
   Venture III No. of Units      42,985      55,007     62,867    118,927    161,852    39,407         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     16.323573   15.113401  14.895606  13.716878  12.500000        --         --       --       --       --
   Value at End of Year       16.208378   16.323573  15.113401  14.895606  13.716878        --         --       --       --       --
   Venture III No. of Units      56,233      77,223     96,377    178,225     73,648        --         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
HIGH YIELD TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     16.805267   15.479357  15.175076  13.891585  11.348366 12.388789  12.878927       --       --       --
   Value at End of Year       16.799171   16.805267  15.479357  15.175076  13.891585 11.348366  12.388789       --       --       --
   Venture III No. of Units     124,505     181,294    241,663    343,184    572,282   426,440    177,553       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     16.219763   14.947494  14.660969  13.427690  10.974884 11.987059  12.500000       --       --       --
   Value at End of Year       16.205740   16.219763  14.947494  14.660969  13.427690 10.974884  11.987059       --       --       --
   Venture III No. of Units     108,487     148,760    219,258    334,866    400,190   256,238      3,624       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     16.088595   14.848800  14.585968  13.379105  10.951578 11.979562  12.500000       --       --       --
   Value at End of Year       16.050456   16.088595  14.848800  14.585968  13.379105 10.951578  11.979562       --       --       --
   Venture III No. of Units      44,319      50,468     51,756     61,876     58,692    54,491      3,624       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     16.045125   14.816071  14.561077  13.362964  10.943828 11.977070  12.500000       --       --       --
   Value at End of Year       15.999051   16.045125  14.816071  14.561077  13.362964 10.943828  11.977070       --       --       --
   Venture III No. of Units      42,720      54,964     70,122    150,394    231,535   152,818     23,587       --       --       --

INCOME & VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     15.122225   14.179404  13.730294  12.995332  10.461390 12.065818         --       --       --       --
   Value at End of Year       15.008378   15.122225  14.179404  13.730294  12.995332 10.461390         --       --       --       --
   Venture III No. of Units   1,161,731   1,379,833  1,597,506  1,816,378  1,187,425   299,598         --       --       --       --
   NY Venture III No. of
      Units                      73,901      90,859     94,668     87,863     50,556    21,089         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     15.630104   14.662929  14.205594  13.451943  10.834389 12.500000         --       --       --       --
   Value at End of Year       15.504641   15.630104  14.662929  14.205594  13.451943 10.834389         --       --       --       --
   Venture III No. of Units     621,429     780,201    943,761  1,149,939  1,027,704   389,937         --       --       --       --
   NY Venture III No. of
      Units                     143,920     218,821    253,761    224,293    107,445    42,937         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     15.521881   14.583201  14.149495  13.418984  10.824045 12.500000         --       --       --       --
   Value at End of Year       15.374070   15.521881  14.583201  14.149495  13.418984 10.824045         --       --       --       --
   Venture III No. of Units     621,431     805,475    917,091  1,196,450    534,443    27,012         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     15.485972   14.556722  14.130840  13.408012  10.820604 12.500000         --       --       --       --
   Value at End of Year       15.330796   15.485972  14.556722  14.130840  13.408012 10.820604         --       --       --       --
   Venture III No. of Units      77,487      91,076    124,401    159,627    144,050    57,010         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     16.575805   15.604484  15.170618  14.416264  12.500000        --         --       --       --       --
   Value at End of Year       16.384972   16.575805  15.604484  15.170618  14.416264        --         --       --       --       --
   Venture III No. of Units      48,178      71,569     76,555     91,542     56,698        --         --       --       --       --

INCOME & VALUE TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     22.222596   20.790265  20.086607  18.972143  15.248938 18.440571  18.678710       --       --       --
   Value at End of Year       22.099604   22.222596  20.790265  20.086607  18.972143 15.248938  18.440571       --       --       --
   Venture III No. of Units     175,383     235,083    296,296    374,814    361,461   315,040     79,229       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     14.774094   13.828735  13.367350  12.632027  10.158114 12.290367  12.500000       --       --       --
   Value at End of Year       14.684935   14.774094  13.828735  13.367350  12.632027 10.158114  12.290367       --       --       --
   Venture III No. of Units     209,366     281,201    335,218    511,095    443,764   448,378      7,959       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     14.654598   13.737414  13.298961  12.586301  10.136519 12.282680  12.500000       --       --       --
   Value at End of Year       14.544202   14.654598  13.737414  13.298961  12.586301 10.136519  12.282680       --       --       --
   Venture III No. of Units       3,237       7,589     11,416     17,097     23,174    27,012      7,959       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     14.614954   13.707101  13.276229  12.571095  10.129331 12.280120  12.500000       --       --       --
   Value at End of Year       14.497574   14.614954  13.707101  13.276229  12.571095 10.129331  12.280120       --       --       --
   Venture III No. of Units      54,979      67,816    100,800    162,405    159,514   157,833     47,904       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
INDEX ALLOCATION TRUST - SERIES II SHARES (units first credited 2-13-2006)

Contracts with no Optional Benefits
   Value at Start of Year     13.491510   12.500000         --         --         --        --         --       --       --       --
   Value at End of Year       14.139189   13.491510         --         --         --        --         --       --       --       --
   Venture III No. of Units   4,355,699   2,024,581         --         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                     724,828     344,725         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     13.485621   12.500000         --         --         --        --         --       --       --       --
   Value at End of Year       14.125913   13.485621         --         --         --        --         --       --       --       --
   Venture III No. of Units      13,900      12,201         --         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                      65,033      22,820         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     13.467954   12.500000         --         --         --        --         --       --       --       --
   Value at End of Year       14.086153   13.467954         --         --         --        --         --       --       --       --
   Venture III No. of Units   5,978,100   2,741,963         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     13.462066   12.500000         --         --         --        --         --       --       --       --
   Value at End of Year       14.072914   13.462066         --         --         --        --         --       --       --       --
   Venture III No. of Units       6,642       6,778         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     13.444433   12.500000         --         --         --        --         --       --       --       --
   Value at End of Year       14.033307   13.444433         --         --         --        --         --       --       --       --
   Venture III No. of Units         338       2,361         --         --         --        --         --       --       --       --

INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     20.207740   16.484777  14.483618  12.765244   9.962987 12.868047         --       --       --       --
   Value at End of Year       22.088298   20.207740  16.484777  14.483618  12.765244  9.962987         --       --       --       --
   Venture III No. of Units     561,368     535,764    488,083    509,688    450,208   176,920         --       --       --       --
   NY Venture III No. of
      Units                      24,593      19,747      8,135      8,907      4,807    14,269         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     19.584336   15.984195  14.050808  12.389988   9.674956 12.500000         --       --       --       --
   Value at End of Year       21.396118   19.584336  15.984195  14.050808  12.389988  9.674956         --       --       --       --
   Venture III No. of Units     259,931     267,642    329,380    395,719    422,409   284,865         --       --       --       --
   NY Venture III No. of
      Units                      25,286      45,979     17,799     19,936     16,892    12,367         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     19.448735   15.897270  13.995306  12.359623   9.665705 12.500000         --       --       --       --
   Value at End of Year       21.215964   19.448735  15.897270  13.995306  12.359623  9.665705         --       --       --       --
   Venture III No. of Units     270,034     174,590    125,223    133,773    101,503    28,119         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     19.403727   15.868390  13.976842  12.349503   9.662625 12.500000         --       --       --       --
   Value at End of Year       21.156220   19.403727  15.868390  13.976842  12.349503  9.662625         --       --       --       --
   Venture III No. of Units      34,349      31,196     43,834     65,951     75,853    70,786         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     25.475383   20.864973  18.405332  16.286845  12.500000        --         --       --       --       --
   Value at End of Year       27.734405   25.475383  20.864973  18.405332  16.286845        --         --       --       --       --
   Venture III No. of Units       4,874       5,219      8,058      6,902      6,302        --         --       --       --       --

INTERNATIONAL CORE TRUST (FORMERLY INTERNATIONAL STOCK TRUST) - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     18.108996   14.754587  12.936882  11.378475   8.879457 11.527320  12.212749       --       --       --
   Value at End of Year       19.845136   18.108996  14.754587  12.936882  11.378475  8.879457  11.527320       --       --       --
   Venture III No. of Units      42,193      66,919     99,150    122,226    140,930   131,348     35,653       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     18.232655   14.862751  13.038216  11.473346   8.957969 11.635074  12.500000       --       --       --
   Value at End of Year       19.970619   18.232655  14.862751  13.038216  11.473346  8.957969  11.635074       --       --       --
   Venture III No. of Units      75,565      87,303     88,700    136,031    154,065   176,546      1,577       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     18.085168   14.764581  12.971477  11.431790   8.938910 11.627790  12.500000       --       --       --
   Value at End of Year       19.779227   18.085168  14.764581  12.971477  11.431790  8.938910  11.627790       --       --       --
   Venture III No. of Units      17,451      17,510     18,995     20,912     25,089    28,119      1,577       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     18.036280   14.732014  12.949312  11.417982   8.932575 11.625360  12.500000       --       --       --
   Value at End of Year       19.715848   18.036280  14.732014  12.949312  11.417982  8.932575  11.625360       --       --       --
   Venture III No. of Units      35,969      42,894     51,870     67,431     76,243    81,325     27,818       --       --       --

INTERNATIONAL EQUITY INDEX TRUST A - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year     20.626678   16.740309  14.621376  12.500000         --        --         --       --       --       --
   Value at End of Year       23.363563   20.626678  16.740309  14.621376         --        --         --       --       --       --
   Venture III No. of Units     187,505     448,041    403,664    337,941         --        --         --       --       --       --
   NY Venture III No. of
      Units                      20,912      31,002     36,615     25,103         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     20.599294   16.726412  14.616527  12.500000         --        --         --       --       --       --
   Value at End of Year       23.320820   20.599294  16.726412  14.616527         --        --         --       --       --       --
   Venture III No. of Units     147,438     227,017    335,510    358,653         --        --         --       --       --       --
   NY Venture III No. of
      Units                      47,963      49,272     45,556     48,108         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     20.517383   16.684842  14.602007  12.500000         --        --         --       --       --       --
   Value at End of Year       23.193094   20.517383  16.684842  14.602007         --        --         --       --       --       --
   Venture III No. of Units     175,723     247,228    255,295    218,106         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     20.490174   16.671019  14.597181  12.500000         --        --         --       --       --       --
   Value at End of Year       23.150692   20.490174  16.671019  14.597181         --        --         --       --       --       --
   Venture III No. of Units      15,379      19,667     21,823     42,376         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     20.408670   16.629555  14.582668  12.500000         --        --         --       --       --       --
   Value at End of Year       23.023861   20.408670  16.629555  14.582668         --        --         --       --       --       --
   Venture III No. of Units      10,051      14,557     11,860      9,318         --        --         --       --       --       --

INTERNATIONAL EQUITY INDEX TRUST A - SERIES I SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     20.736074   16.798844  14.644673  12.500000         --        --         --       --       --       --
   Value at End of Year       23.540445   20.736074  16.798844  14.644673         --        --         --       --       --       --
   Venture III No. of Units      31,322      50,827     37,794     51,643         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     20.708540   16.784899  14.639807  12.500000         --        --         --       --       --       --
   Value at End of Year       23.497359   20.708540  16.784899  14.639807         --        --         --       --       --       --
   Venture III No. of Units      49,610      93,238     96,260    137,510         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     20.626197   16.743181  14.625267  12.500000         --        --         --       --       --       --
   Value at End of Year       23.368670   20.626197  16.743181  14.625267         --        --         --       --       --       --
   Venture III No. of Units         580       1,260      1,690      1,250         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     20.598804   16.729279  14.620416  12.500000         --        --         --       --       --       --
   Value at End of Year       23.325914   20.598804  16.729279  14.620416         --        --         --       --       --       --
   Venture III No. of Units      24,239      33,724     26,017     24,487         --        --         --       --       --       --

INTERNATIONAL OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year     18.698360   15.341517  12.500000         --         --        --         --       --       --       --
   Value at End of Year       22.026318   18.698360  15.341517         --         --        --         --       --       --       --
   Venture III No. of Units     597,292     357,911    144,781         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                      23,719      11,821      1,006         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     18.682835   15.336432  12.500000         --         --        --         --       --       --       --
   Value at End of Year       21.996964   18.682835  15.336432         --         --        --         --       --       --       --
   Venture III No. of Units     128,635      86,504     56,591         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                      16,222      30,299      6,025         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     18.636406   15.321220  12.500000         --         --        --         --       --       --       --
   Value at End of Year       21.909254   18.636406  15.321220         --         --        --         --       --       --       --
   Venture III No. of Units     251,802     199,270     53,237         --         --        --         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     18.620954   15.316149  12.500000         --         --        --         --       --       --       --
   Value at End of Year       21.880081   18.620954  15.316149         --         --        --         --       --       --       --
   Venture III No. of Units      41,955      16,569      6,809         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     18.574672   15.300939  12.500000         --         --        --         --       --       --       --
   Value at End of Year       21.792827   18.574672  15.300939         --         --        --         --       --       --       --
   Venture III No. of Units      14,026       9,436     30,054         --         --        --         --       --       --       --

INTERNATIONAL SMALL CAP TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     25.044797   19.960658  18.468207  15.534502  10.206568 12.923106         --       --       --       --
   Value at End of Year       27.070792   25.044797  19.960658  18.468207  15.534502 10.206568         --       --       --       --
   Venture III No. of Units     530,150     523,687    551,672    508,429    316,160   137,846         --       --       --       --
   NY Venture III No. of
      Units                      23,128      29,375     25,055     22,890      7,350     4,073         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     24.168787   19.272082  17.840011  15.013613   9.869257 12.500000         --       --       --       --
   Value at End of Year       26.110792   24.168787  19.272082  17.840011  15.013613  9.869257         --       --       --       --
   Venture III No. of Units     127,573     134,362    172,609    234,775    276,036    78,980         --       --       --       --
   NY Venture III No. of
      Units                      60,222      69,857     77,841     84,383     35,182     4,421         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     24.001472   19.167310  17.769580  14.976847   9.859838 12.500000         --       --       --       --
   Value at End of Year       25.890967   24.001472  19.167310  17.769580  14.976847  9.859838         --       --       --       --
   Venture III No. of Units     314,851     325,857    333,776    354,469    157,210     9,734         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     23.945969   19.132518  17.746163  14.964601   9.856697 12.500000         --       --       --       --
   Value at End of Year       25.818119   23.945969  19.132518  17.746163  14.964601  9.856697         --       --       --       --
   Venture III No. of Units      29,045      26,277     43,454     69,407     66,406    46,421         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     28.633932   22.912379  21.283927  17.974839  12.500000        --         --       --       --       --
   Value at End of Year       30.826091   28.633932  22.912379  21.283927  17.974839        --         --       --       --       --
   Venture III No. of Units      14,624      19,159     25,876     28,603     14,669        --         --       --       --       --

INTERNATIONAL SMALL CAP TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     25.522666   20.313661  18.755616  15.750610  10.334358 12.616712  13.367973       --       --       --
   Value at End of Year       27.646646   25.522666  20.313661  18.755616  15.750610 10.334358  12.616712       --       --       --
   Venture III No. of Units      39,408      36,757     47,391     64,365     59,349    57,816     13,083       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     23.583850   18.779909  17.348142  14.575939   9.568402 11.687448  12.500000       --       --       --
   Value at End of Year       25.533652   23.583850  18.779909  17.348142  14.575939  9.568402  11.687448       --       --       --
   Venture III No. of Units      28,167      30,668     31,531     46,825     41,942    27,695        321       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     23.393153   18.655922  17.259400  14.523185   9.548061 11.680121  12.500000       --       --       --
   Value at End of Year       25.289035   23.393153  18.655922  17.259400  14.523185  9.548061  11.680121       --       --       --
   Venture III No. of Units         687         901      1,169      3,085      9,655     9,734        321       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     23.329894   18.614757  17.229899  14.505634   9.541288 11.677685  12.500000       --       --       --
   Value at End of Year       25.207987   23.329894  18.614757  17.229899  14.505634  9.541288  11.677685       --       --       --
   Venture III No. of Units      16,309      17,116     84,068     21,580     28,195    49,057     11,321       --       --       --

INTERNATIONAL VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     24.168284   19.005873  17.515517  14.671519  10.320663 13.194820         --       --       --       --
   Value at End of Year       25.995262   24.168284  19.005873  17.515517  14.671519 10.320663         --       --       --       --
   Venture III No. of Units   1,636,467   2,136,477  2,365,952  1,963,880  1,169,969   396,766         --       --       --       --
   NY Venture III No. of
      Units                     113,646     113,836    111,421     65,522     48,600    56,165         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     22.842673   17.972367  16.571302  13.887566   9.774073 12.500000         --       --       --       --
   Value at End of Year       24.557093   22.842673  17.972367  16.571302  13.887566  9.774073         --       --       --       --
   Venture III No. of Units     859,755   1,275,306  1,778,386  1,776,210  1,735,805   872,145         --       --       --       --
   NY Venture III No. of
      Units                     167,119     219,452    274,198    239,822    155,887    40,129         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     22.684518   17.874645  16.505871  13.853534   9.764733 12.500000         --       --       --       --
   Value at End of Year       24.350324   22.684518  17.874645  16.505871  13.853534  9.764733         --       --       --       --
   Venture III No. of Units     951,421   1,309,416  1,308,769  1,011,065    524,999    13,226         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     22.632058   17.842191  16.484112  13.842199   9.761622 12.500000         --       --       --       --
   Value at End of Year       24.281790   22.632058  17.842191  16.484112  13.842199  9.761622         --       --       --       --
   Venture III No. of Units     170,936     202,221    247,003    151,299    168,196    97,871         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     28.131184   22.210653  20.550785  17.283080  12.500000        --         --       --       --       --
   Value at End of Year       30.136303   28.131184  22.210653  20.550785  17.283080        --         --       --       --       --
   Venture III No. of Units      97,883     127,272    120,713     62,710     38,651        --         --       --       --       --

INTERNATIONAL VALUE TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     19.960650   15.658687  14.400513  12.045466   8.453467 10.459987  10.762649       --       --       --
   Value at End of Year       21.502622   19.960650  15.658687  14.400513  12.045466  8.453467  10.459987       --       --       --
   Venture III No. of Units     265,433     350,485    417,916    377,884    383,809   345,356     61,580       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     22.782724   17.881443  16.452869  13.769068   9.667908 11.968682  12.500000       --       --       --
   Value at End of Year       24.530369   22.782724  17.881443  16.452869  13.769068  9.667908  11.968682       --       --       --
   Venture III No. of Units     232,842     304,004    348,919    283,755    286,750   288,965      4,571       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     22.598446   17.763346  16.368662  13.719209   9.647340 11.961174  12.500000       --       --       --
   Value at End of Year       24.295291   22.598446  17.763346  16.368662  13.719209  9.647340  11.961174       --       --       --
   Venture III No. of Units      21,454      24,927     29,355      7,261      9,676    13,226      4,571       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     22.537330   17.724137  16.340688  13.702625   9.640492 11.958679  12.500000       --       --       --
   Value at End of Year       24.217417   22.537330  17.724137  16.340688  13.702625  9.640492  11.958679       --       --       --
   Venture III No. of Units      64,452      89,461    126,013    104,824    116,289    97,258     12,424       --       --       --

INVESTMENT QUALITY BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     14.857266   14.612716  14.560248  14.145464  13.410129 12.572482         --       --       --       --
   Value at End of Year       15.477902   14.857266  14.612716  14.560248  14.145464 13.410129         --       --       --       --
   Venture III No. of Units   2,683,110   2,448,788  1,409,281    788,314    688,538   287,878         --       --       --       --
   NY Venture III No. of
      Units                     732,403     689,638    401,675     46,103     38,438    36,633         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     14.737426   14.502086  14.457233  14.052420  13.328579 12.500000         --       --       --       --
   Value at End of Year       15.345332   14.737426  14.502086  14.457233  14.052420 13.328579         --       --       --       --
   Venture III No. of Units     322,493     396,365    503,001    789,728    900,531   419,580         --       --       --       --
   NY Venture III No. of
      Units                      98,014      87,768    117,279     82,884     69,069   127,399         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     14.635390   14.423226  14.400139  14.017992  13.315887 12.500000         --       --       --       --
   Value at End of Year       15.216137   14.635390  14.423226  14.400139  14.017992 13.315887         --       --       --       --
   Venture III No. of Units   1,455,125   1,379,440    742,543    424,978    261,061    25,767         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     14.601510   14.397011  14.381138  14.006517  13.311657 12.500000         --       --       --       --
   Value at End of Year       15.173291   14.601510  14.397011  14.381138  14.006517 13.311657         --       --       --       --
   Venture III No. of Units      47,538      68,692     59,544     85,289    137,550    78,495         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     13.198409   13.033043  13.038177  12.717659  12.500000        --         --       --       --       --
   Value at End of Year       13.694575   13.198409  13.033043  13.038177  12.717659        --         --       --       --       --
   Venture III No. of Units      37,746      40,606     35,487     33,403     15,991        --         --       --       --       --

INVESTMENT QUALITY BOND TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     17.603593   17.279213  17.177225  16.662143  15.783782 14.596065  14.548528       --       --       --
   Value at End of Year       18.388651   17.603593  17.279213  17.177225  16.662143 15.783782  14.596065       --       --       --
   Venture III No. of Units      57,965      69,304     95,627    168,152    199,382   241,676     79,417       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     15.097579   14.826768  14.746605  14.311576  13.563910 12.549501  12.500000       --       --       --
   Value at End of Year       15.762954   15.097579  14.826768  14.746605  14.311576 13.563910  12.549501       --       --       --
   Venture III No. of Units      79,167     101,409    145,901    203,908    281,029   338,463     36,249       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     14.975472   14.728863  14.671153  14.259793  13.535125 12.541663  12.500000       --       --       --
   Value at End of Year       15.611907   14.975472  14.728863  14.671153  14.259793 13.535125  12.541663       --       --       --
   Venture III No. of Units       7,421       7,248      7,439     11,049     13,473    25,767     36,249       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     14.935012   14.696388  14.646103  14.242579  13.525539 12.539051  12.500000       --       --       --
   Value at End of Year       15.561908   14.935012  14.696388  14.646103  14.242579 13.525539  12.539051       --       --       --
   Venture III No. of Units      94,249     103,652    119,558    147,811    164,404   223,041     70,365       --       --       --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --   12.081617  12.285043  11.782886   9.564734 11.840595         --       --       --       --
   Value at End of Year              --   12.337955  12.081617  12.285043  11.782886  9.564734         --       --       --       --
   Venture III No. of Units          --      14,380  1,329,866  1,476,772  1,240,492   437,895         --       --       --       --
   NY Venture III No. of
      Units                          --          --     88,515     86,595     59,592    48,413         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year            --          --  12.952105  12.428913  10.094184 12.500000         --       --       --       --
   Value at End of Year              --          --  12.731269  12.952105  12.428913 10.094184         --       --       --       --
   Venture III No. of Units          --          --  1,053,481  1,213,022  1,301,240   635,202         --       --       --       --
   NY Venture III No. of
      Units                          --          --    358,362    398,919    325,705    54,024         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year            --          --  12.900915  12.398438  10.084538 12.500000         --       --       --       --
   Value at End of Year              --          --  12.661997  12.900915  12.398438 10.084538         --       --       --       --
   Venture III No. of Units          --          --    568,378    611,324     45,555    13,459         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year            --          --  12.883936  12.388316  10.081330 12.500000         --       --       --       --
   Value at End of Year              --          --  12.639036  12.883936  12.388316 10.081330         --       --       --       --
   Venture III No. of Units          --          --     89,460    101,051    135,004    90,514         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year            --          --  15.214354  14.651116  12.500000        --         --       --       --       --
   Value at End of Year              --          --  14.902853  15.214354  14.651116        --         --       --       --       --
   Venture III No. of Units          --          --     45,580     32,842     26,494        --         --       --       --       --

LARGE CAP GROWTH TRUST (MERGED INTO CAPITAL APPRECIATION TRUST EFF 4-28-2006) - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year            --          --  15.587143  14.925307  12.107110 15.950869  17.312358       --       --       --
   Value at End of Year              --          --  15.370201  15.587143  14.925307 12.107110  15.950869       --       --       --
   Venture III No. of Units          --          --    265,189    347,545    379,071   420,217    109,977       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year            --          --  11.162316  10.693727   8.678872 11.439961  12.500000       --       --       --
   Value at End of Year              --          --  11.001474  11.162316  10.693727  8.678872  11.439961       --       --       --
   Venture III No. of Units          --          --    344,821    535,598    620,112   672,721      9,276       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year            --          --  11.105180  10.654992   8.660404 11.432796  12.500000       --       --       --
   Value at End of Year              --          --  10.928800  11.105180  10.654992  8.660404  11.432796       --       --       --
   Venture III No. of Units          --          --     19,012     30,300     45,555    47,632      9,276       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year            --          --  11.086209  10.642123   8.654260 11.430412  12.500000       --       --       --
   Value at End of Year              --          --  10.904690  11.086209  10.642123  8.654260  11.430412       --       --       --
   Venture III No. of Units          --          --    226,691    254,429    251,384   370,673     40,103       --       --       --

LARGE CAP TRUST - SERIES II SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year     15.464239   13.771538  12.500000         --         --        --         --       --       --       --
   Value at End of Year       15.403139   15.464239  13.771538         --         --        --         --       --       --       --
   Venture III No. of Units     210,981       9,102      3,117         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                       3,523          --         --         --         --        --         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     15.451403   13.766971  12.500000         --         --        --         --       --       --       --
   Value at End of Year       15.382615   15.451403  13.766971         --         --        --         --       --       --       --
   Venture III No. of Units     249,447       8,948      3,843         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                      10,966         175        176         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     15.412990   13.753296  12.500000         --         --        --         --       --       --       --
   Value at End of Year       15.321252   15.412990  13.753296         --         --        --         --       --       --       --
   Venture III No. of Units     139,843       6,203      3,601         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     15.386352          --         --         --         --        --         --       --       --       --
   Value at End of Year       15.300838          --         --         --         --        --         --       --       --       --
   Venture III No. of Units      39,921          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     15.347784          --         --         --         --        --         --       --       --       --
   Value at End of Year       15.239793          --         --         --         --        --         --       --       --       --
   Venture III No. of Units      14,332          --         --         --         --        --         --       --       --       --

LARGE CAP VALUE TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year     24.328781   21.366136  18.844382  15.764264  12.500000        --         --       --       --       --
   Value at End of Year       24.929139   24.328781  21.366136  18.844382  15.764264        --         --       --       --       --
   Venture III No. of Units     369,691     567,625    511,731    273,710     81,629        --         --       --       --       --
   NY Venture III No. of
      Units                      40,069      48,715     26,031     12,343        861        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     24.284397   21.337786  18.828756  15.759084  12.500000        --         --       --       --       --
   Value at End of Year       24.871156   24.284397  21.337786  18.828756  15.759084        --         --       --       --       --
   Venture III No. of Units     167,980     233,528    171,268     91,834      7,623        --         --       --       --       --
   NY Venture III No. of
      Units                      27,911      41,153     27,951     19,031     11,164        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     24.151759   21.253004  18.781986  15.743584  12.500000        --         --       --       --       --
   Value at End of Year       24.698030   24.151759  21.253004  18.781986  15.743584        --         --       --       --       --
   Venture III No. of Units     302,182     390,817    315,857    138,211     41,873        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     24.107693   21.224802  18.766420  15.738428  12.500000        --         --       --       --       --
   Value at End of Year       24.640576   24.107693  21.224802  18.766420  15.738428        --         --       --       --       --
   Venture III No. of Units      44,661     124,578     60,611     26,724        498        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     23.975972   21.140428  18.719780  15.722930  12.500000        --         --       --       --       --
   Value at End of Year       24.469003   23.975972  21.140428  18.719780  15.722930        --         --       --       --       --
   Venture III No. of Units      25,413      67,994     26,753      7,061      1,844        --         --       --       --       --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     18.641126   16.451344  15.138919  13.261867   9.993367 12.481030         --       --       --       --
   Value at End of Year       19.875931   18.641126  16.451344  15.138919  13.261867  9.993367         --       --       --       --
   Venture III No. of Units   3,167,682   3,951,950  3,739,525  3,500,583  1,645,281   174,966         --       --       --       --
   NY Venture III No. of
      Units                     218,345     222,271    211,686    202,664    123,453    65,066         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     18.626277   16.446429  15.141947  13.271161  10.005369 12.500000         --       --       --       --
   Value at End of Year       19.850108   18.626277  16.446429  15.141947  13.271161 10.005369         --       --       --       --
   Venture III No. of Units     976,542   1,539,646  2,053,300  2,154,929  1,976,258   622,163         --       --       --       --
   NY Venture III No. of
      Units                     467,027   1,161,176  1,238,355  1,214,706    592,625    20,954         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     18.497309   16.357014  15.082149  13.238642   9.995815 12.500000         --       --       --       --
   Value at End of Year       19.682962   18.497309  16.357014  15.082149  13.238642  9.995815         --       --       --       --
   Venture III No. of Units   2,295,079   3,224,882  3,479,824  3,436,912  1,576,341    19,680         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     18.454504   16.327296  15.062247  13.227795   9.992622 12.500000         --       --       --       --
   Value at End of Year       19.627538   18.454504  16.327296  15.062247  13.227795  9.992622         --       --       --       --
   Venture III No. of Units     133,141     218,831    228,050    250,519    219,644    99,657         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     22.129911   19.608352  18.116158  15.933705  12.500000        --         --       --       --       --
   Value at End of Year       23.501099   22.129911  19.608352  18.116158  15.933705        --         --       --       --       --
   Venture III No. of Units     266,055     351,055    370,668    388,358    223,845        --         --       --       --       --

LIFESTYLE AGGRESSIVE TRUST (FORMERLY LIFESTYLE AGGRESSIVE 1000 TRUST) - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     18.350949   16.157401  14.846236  13.005463   9.800163 12.565579  13.142476       --       --       --
   Value at End of Year       19.592323   18.350949  16.157401  14.846236  13.005463  9.800163  12.565579       --       --       --
   Venture III No. of Units     198,439     211,684    204,235    303,369    188,984   190,227     25,184       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     17.262798   15.206907  13.979846  12.252635   9.237487 11.850047  12.500000       --       --       --
   Value at End of Year       18.421294   17.262798  15.206907  13.979846  12.252635  9.237487  11.850047       --       --       --
   Venture III No. of Units     211,714     331,015    335,991    397,658    325,147   292,431      1,949       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     17.123186   15.106492  13.908310  12.208281   9.217842 11.842624  12.500000       --       --       --
   Value at End of Year       18.244776   17.123186  15.106492  13.908310  12.208281  9.217842  11.842624       --       --       --
   Venture III No. of Units      13,443      13,443     14,607     14,773     14,728    19,680      1,949       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     17.076860   15.073143  13.884521  12.193514   9.211296 11.840156  12.500000       --       --       --
   Value at End of Year       18.186272   17.076860  15.073143  13.884521  12.193514  9.211296  11.840156       --       --       --
   Venture III No. of Units      52,104     248,846    109,718    140,531    122,785   120,911     19,005       --       --       --

LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     17.683960   15.979079  15.209160  13.634469  11.180582 12.327537         --       --       --       --
   Value at End of Year       18.482582   17.683960  15.979079  15.209160  13.634469 11.180582         --       --       --       --
   Venture III No. of Units 175,395,483 144,947,752 94,296,454 37,702,364 10,629,539 1,901,755         --       --       --       --
   NY Venture III No. of
      Units                   9,408,903   7,525,973  4,738,222  1,650,704    555,532   168,815         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     17.889904   16.173228  15.401622  13.813917  11.333399 12.500000         --       --       --       --
   Value at End of Year       18.688431   17.889904  16.173228  15.401622  13.813917 11.333399         --       --       --       --
   Venture III No. of Units   6,464,214   8,269,917  9,920,421  9,759,355  9,000,114 2,866,630         --       --       --       --
   NY Venture III No. of
      Units                   4,238,871   5,084,282  5,378,750  3,354,894  1,316,951   486,764         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     17.766037   16.085280  15.340795  13.780067  11.322585 12.500000         --       --       --       --
   Value at End of Year       18.531063   17.766037  16.085280  15.340795  13.780067 11.322585         --       --       --       --
   Venture III No. of Units  96,407,643  82,807,828 55,966,479 25,445,741  7,057,793   183,344         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     17.724929   16.056061  15.320561  13.768789  11.318976 12.500000         --       --       --       --
   Value at End of Year       18.478899   17.724929  16.056061  15.320561  13.768789 11.318976         --       --       --       --
   Venture III No. of Units   1,216,107   1,579,146  2,092,464  2,147,299  1,902,040   640,910         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     18.603997   16.877598  16.128566  14.516768  12.500000        --         --       --       --       --
   Value at End of Year       19.366137   18.603997  16.877598  16.128566  14.516768        --         --       --       --       --
   Venture III No. of Units   3,356,916   3,861,646  3,369,127  2,197,134  1,035,517        --         --       --       --       --

LIFESTYLE BALANCED TRUST (FORMERLY LIFESTYLE BALANCED 640 TRUST) - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     21.428160   19.323172  18.378638  16.463825  13.500740 15.242085  15.555750       --       --       --
   Value at End of Year       22.439424   21.428160  19.323172  18.378638  16.463825 13.500740  15.242085       --       --       --
   Venture III No. of Units   1,426,261   1,679,197  1,774,783  2,007,240  1,711,418 1,494,115    306,070       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     17.115932   15.442248  14.694746  13.170349  10.805397 12.205200  12.500000       --       --       --
   Value at End of Year       17.914691   17.115932  15.442248  14.694746  13.170349 10.805397  12.205200       --       --       --
   Venture III No. of Units   1,676,411   1,864,446  1,992,227  2,277,577  2,120,763 1,798,668      6,123       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     16.977513   15.340293  14.619557  13.122672  10.782427 12.197559  12.500000       --       --       --
   Value at End of Year       17.743022   16.977513  15.340293  14.619557  13.122672 10.782427  12.197559       --       --       --
   Venture III No. of Units     192,489     213,874    231,639    187,058    161,405   183,344      6,123       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     16.931594   15.306429  14.594574  13.106824  10.774795 12.195023  12.500000       --       --       --
   Value at End of Year       17.686130   16.931594  15.306429  14.594574  13.106824 10.774795  12.195023       --       --       --
   Venture III No. of Units     846,164   1,088,237  1,403,312  1,504,706  1,375,475 1,136,156    245,748       --       --       --

LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     15.778569   14.834829  14.669371  13.744482  12.526309 12.551523         --       --       --       --
   Value at End of Year       16.321823   15.778569  14.834829  14.669371  13.744482 12.526309         --       --       --       --
   Venture III No. of Units  15,451,718  11,332,448  9,393,143  5,445,174  2,396,267   439,049         --       --       --       --
   NY Venture III No. of
      Units                     977,809     766,116    504,755    207,725    133,615    54,752         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     15.677437   14.747100  14.589891  13.676874  12.470921 12.500000         --       --       --       --
   Value at End of Year       16.209057   15.677437  14.747100  14.589891  13.676874 12.470921         --       --       --       --
   Venture III No. of Units     734,284     810,075  1,164,691  1,468,065  1,727,749   785,173         --       --       --       --
   NY Venture III No. of
      Units                     554,030     722,780    684,576    292,196    191,143   237,071         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     15.568876   14.666899  14.532273  13.643360  12.459034 12.500000         --       --       --       --
   Value at End of Year       16.072557   15.568876  14.666899  14.532273  13.643360 12.459034         --       --       --       --
   Venture III No. of Units   6,487,890   4,920,253  3,457,488  2,136,364    878,833    11,178         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     15.532843   14.640250  14.513110  13.632204  12.455071 12.500000         --       --       --       --
   Value at End of Year       16.027304   15.532843  14.640250  14.513110  13.632204 12.455071         --       --       --       --
   Venture III No. of Units     162,235     206,170    259,431    257,387    365,880   221,760         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     15.036366   14.193526  14.091319  13.255928  12.500000        --         --       --       --       --
   Value at End of Year       15.491650   15.036366  14.193526  14.091319  13.255928        --         --       --       --       --
   Venture III No. of Units     387,319     474,461    567,074    280,001    145,481        --         --       --       --       --

LIFESTYLE CONSERVATIVE TRUST (FORMERLY LIFESTYLE CONSERVATIVE 280 TRUST) - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     20.864642   19.560572  19.327860  18.096503  16.492074 16.482670  16.436319       --       --       --
   Value at End of Year       21.625223   20.864642  19.560572  19.327860  18.096503 16.492074  16.482670       --       --       --
   Venture III No. of Units     182,846     186,546    275,146    314,008    390,941   450,477    132,143       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     15.800718   14.820541  14.651524  13.724973  12.514382 12.513503  12.500000       --       --       --
   Value at End of Year       16.368469   15.800718  14.820541  14.651524  13.724973 12.514382  12.513503       --       --       --
   Venture III No. of Units     263,358     250,578    230,460    304,138    368,076   394,634      4,879       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     15.672934   14.722676  14.576568  13.675309  12.487808 12.505683  12.500000       --       --       --
   Value at End of Year       16.211642   15.672934  14.722676  14.576568  13.675309 12.487808  12.505683       --       --       --
   Venture III No. of Units       3,600       3,600      5,251      7,153      9,355    11,178      4,879       --       --       --
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     15.630568   14.690205  14.551671  13.658793  12.478970 12.503081  12.500000       --       --       --
   Value at End of Year       16.159688   15.630568  14.690205  14.551671  13.658793 12.478970  12.503081       --       --       --
   Venture III No. of Units      89,295      78,538     98,194    113,234     96,118   138,479     71,318       --       --       --

LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     17.989081   16.143470  15.124169  13.417365  10.537942 12.345414         --       --       --       --
   Value at End of Year       18.977428   17.989081  16.143470  15.124169  13.417365 10.537942         --       --       --       --
   Venture III No. of Units 217,127,345 178,248,910 96,307,550 37,246,678  9,147,664 1,221,069         --       --       --       --
   NY Venture III No. of
      Units                  11,824,648   8,891,714  3,888,784  1,885,475    508,291    49,114         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     18.172203   16.315932  15.293355  13.574266  10.666497 12.500000         --       --       --       --
   Value at End of Year       19.160985   18.172203  16.315932  15.293355  13.574266 10.666497         --       --       --       --
   Venture III No. of Units   5,829,855   7,198,032  8,510,674  8,582,094  7,642,690 2,318,975         --       --       --       --
   NY Venture III No. of
      Units                   4,235,285   5,105,055  4,979,384  3,205,885  1,015,744   324,491         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     18.046363   16.227210  15.232955  13.540994  10.656315 12.500000         --       --       --       --
   Value at End of Year       18.999627   18.046363  16.227210  15.232955  13.540994 10.656315         --       --       --       --
   Venture III No. of Units 141,935,228 119,503,584 66,073,107 27,495,124  6,423,351    75,942         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     18.004608   16.197734  15.212876  13.529929  10.652927 12.500000         --       --       --       --
   Value at End of Year       18.946131   18.004608  16.197734  15.212876  13.529929 10.652927         --       --       --       --
   Venture III No. of Units   1,130,645   1,448,763  1,619,428  1,741,522  1,520,746   631,146         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     20.104498   18.113956  17.038038  15.175979  12.500000        --         --       --       --       --
   Value at End of Year       21.123947   20.104498  18.113956  17.038038  15.175979        --         --       --       --       --
   Venture III No. of Units   3,265,652   3,745,256  2,896,914  1,650,078    756,310        --         --       --       --       --

LIFESTYLE GROWTH TRUST (FORMERLY LIFESTYLE GROWTH 820 TRUST) - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     20.311120   18.192018  17.019485  15.100432  11.849829 14.315720  14.735583       --       --       --
   Value at End of Year       21.479795   20.311120  18.192018  17.019485  15.100432 11.849829  14.315720       --       --       --
   Venture III No. of Units     968,318   1,260,618  1,372,384  1,371,887  1,278,452 1,181,524    286,359       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     17.079916   15.305550  14.326199  12.717199   9.984603 12.068379  12.500000       --       --       --
   Value at End of Year       18.053594   17.079916  15.305550  14.326199  12.717199  9.984603  12.068379       --       --       --
   Venture III No. of Units   1,538,251   1,803,470  1,929,805  2,209,873  1,906,901 1,801,133      6,575       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     16.941748   15.204461  14.252881  12.671161   9.963377 12.060834  12.500000       --       --       --
   Value at End of Year       17.880560   16.941748  15.204461  14.252881  12.671161  9.963377  12.060834       --       --       --
   Venture III No. of Units      53,710      80,911    105,686     68,477     63,807    75,942      6,575       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     16.895948   15.170921  14.228530  12.655845   9.956305 12.058318  12.500000       --       --       --
   Value at End of Year       17.823269   16.895948  15.170921  14.228530  12.655845  9.956305  12.058318       --       --       --
   Venture III No. of Units     614,788   1,020,418    959,607  1,053,932    966,730   823,238    148,069       --       --       --

LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     16.631475   15.345154  14.999837  13.733715  11.849812 12.455604         --       --       --       --
   Value at End of Year       17.189671   16.631475  15.345154  14.999837  13.733715 11.849812         --       --       --       --
   Venture III No. of Units  39,400,814  32,031,060 23,696,672 11,582,654  4,375,936   898,122         --       --       --       --
   NY Venture III No. of
      Units                   2,223,182   1,663,651    972,142    564,943    215,066    81,435         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.652186   15.371921  15.033490  13.771413  11.888265 12.500000         --       --       --       --
   Value at End of Year       17.202429   16.652186  15.371921  15.033490  13.771413 11.888265         --       --       --       --
   Venture III No. of Units   2,000,045   2,474,041  2,947,609  3,473,439  3,593,850 1,246,184         --       --       --       --
   NY Venture III No. of
      Units                   1,439,735   1,645,168  1,665,305    998,003    387,094   214,108         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     16.536852   15.288301  14.974101  13.737664  11.876927 12.500000         --       --       --       --
   Value at End of Year       17.057546   16.536852  15.288301  14.974101  13.737664 11.876927         --       --       --       --
   Venture III No. of Units  18,541,134  15,782,723 10,558,478  5,301,216  1,857,801    34,204         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     16.498632   15.260576  14.954394  13.726448  11.873154 12.500000         --       --       --       --
   Value at End of Year       17.009566   16.498632  15.260576  14.954394  13.726448 11.873154         --       --       --       --
   Venture III No. of Units     280,148     367,012    536,227    649,668    587,221   279,254         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     16.614587   15.390838  15.104613  13.885213  12.500000        --         --       --       --       --
   Value at End of Year       17.103296   16.614587  15.390838  15.104613  13.885213        --         --       --       --       --
   Venture III No. of Units     775,469     871,648    986,641    712,600    327,981        --         --       --       --       --

LIFESTYLE MODERATE TRUST (FORMERLY LIFESTYLE MODERATE 460 TRUST) - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     21.252207   19.566797  19.098413  17.486321  15.087623 15.984331  16.172399       --       --       --
   Value at End of Year       22.008601   21.252207  19.566797  19.098413  17.486321 15.087623  15.984331       --       --       --
   Venture III No. of Units     366,149     448,294    528,972    635,589    624,029   557,523    115,445       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     16.342275   15.053744  14.700722  13.466590  11.625111 12.322172  12.500000       --       --       --
   Value at End of Year       16.915413   16.342275  15.053744  14.700722  13.466590 11.625111  12.322172       --       --       --
   Venture III No. of Units     441,138     533,594    638,792    744,900    783,613   851,567      8,967       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     16.210086   14.954326  14.625498  13.417828  11.600405 12.314464  12.500000       --       --       --
   Value at End of Year       16.753300   16.210086  14.954326  14.625498  13.417828 11.600405  12.314464       --       --       --
   Venture III No. of Units      24,345      27,267     24,007     21,112     36,387    34,204      8,967       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     16.166273   14.921341  14.600514  13.401637  11.592190 12.311897  12.500000       --       --       --
   Value at End of Year       16.699627   16.166273  14.921341  14.600514  13.401637 11.592190  12.311897       --       --       --
   Venture III No. of Units     192,207     279,300    288,994    372,448    511,850   500,929    159,770       --       --       --

MID CAP CORE TRUST (MERGED INTO MID CAP INDEX TRUST EFF 12-01-2006) - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year            --          --  16.990840  15.135149  12.500000        --         --       --       --       --
   Value at End of Year              --          --  17.697987  16.990840  15.135149        --         --       --       --       --
   Venture III No. of Units          --          --    387,718    343,304    201,343        --         --       --       --       --
   NY Venture III No. of
      Units                          --          --     29,763     40,501     20,504        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year            --          --  16.976776  15.130185  12.500000        --         --       --       --       --
   Value at End of Year              --          --  17.674522  16.976776  15.130185        --         --       --       --       --
   Venture III No. of Units          --          --     63,822     89,751     48,056        --         --       --       --       --
   NY Venture III No. of
      Units                          --          --     41,745     98,814     51,742        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year            --          --  16.934560  15.115286  12.500000        --         --       --       --       --
   Value at End of Year              --          --  17.604230  16.934560  15.115286        --         --       --       --       --
   Venture III No. of Units          --          --    221,679    243,114    110,465        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year            --          --  16.920510  15.110324  12.500000        --         --       --       --       --
   Value at End of Year              --          --  17.580858  16.920510  15.110324        --         --       --       --       --
   Venture III No. of Units          --          --      7,503     12,799      8,264        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year            --          --  16.878461  15.095447  12.500000        --         --       --       --       --
   Value at End of Year              --          --  17.510952  16.878461  15.095447        --         --       --       --       --
   Venture III No. of Units          --          --     23,820     22,544     16,944        --         --       --       --       --

MID CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     18.588250   17.266146  15.701105  13.803063  10.446948 13.063020         --       --       --       --
   Value at End of Year       19.622979   18.588250  17.266146  15.701105  13.803063 10.446948         --       --       --       --
   Venture III No. of Units     668,289     948,753    777,606    789,337    578,414   153,193         --       --       --       --
   NY Venture III No. of
      Units                      42,752      68,563     45,505     42,610     23,420    35,062         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     17.745959   16.491984  15.004583  13.197348   9.993492 12.500000         --       --       --       --
   Value at End of Year       18.724370   17.745959  16.491984  15.004583  13.197348  9.993492         --       --       --       --
   Venture III No. of Units     364,692     438,383    524,786    605,135    632,676   346,118         --       --       --       --
   NY Venture III No. of
      Units                     103,360     139,280    115,037    119,148     72,672    26,727         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     17.623083   16.402310  14.945326  13.165014   9.983954 12.500000         --       --       --       --
   Value at End of Year       18.566702   17.623083  16.402310  14.945326  13.165014  9.983954         --       --       --       --
   Venture III No. of Units     572,126     678,826    515,525    511,084    295,326     1,169         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     17.582301   16.372512  14.925609  13.154235   9.980766 12.500000         --       --       --       --
   Value at End of Year       18.514422   17.582301  16.372512  14.925609  13.154235  9.980766         --       --       --       --
   Venture III No. of Units      28,565      53,385     72,368    106,929    110,364    59,448         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     21.143110   19.717803  18.002151  15.889526  12.500000        --         --       --       --       --
   Value at End of Year       22.230459   21.143110  19.717803  18.002151  15.889526        --         --       --       --       --
   Venture III No. of Units      37,610      48,679     27,551     21,883     18,378        --         --       --       --       --

MID CAP INDEX TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     19.164306   17.757013  16.114510  14.144608  10.685918 12.805647  12.923685       --       --       --
   Value at End of Year       20.264949   19.164306  17.757013  16.114510  14.144608 10.685918  12.805647       --       --       --
   Venture III No. of Units      92,379     122,584    132,888    152,792    202,602   161,361     28,983       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     18.387203   17.045469  15.476488  13.591381  10.273100 12.317115  12.500000       --       --       --
   Value at End of Year       19.433446   18.387203  17.045469  15.476488  13.591381 10.273100  12.317115       --       --       --
   Venture III No. of Units     119,657     149,371    191,144    260,098    271,347   258,651      3,203       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     18.238478   16.932924  15.397313  13.542198  10.251258 12.309409  12.500000       --       --       --
   Value at End of Year       19.247202   18.238478  16.932924  15.397313  13.542198 10.251258  12.309409       --       --       --
   Venture III No. of Units       5,687       7,060      6,992      6,949      7,126     1,169      3,203       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     18.189161   16.895556  15.370988  13.525824  10.243985 12.306843  12.500000       --       --       --
   Value at End of Year       19.185514   18.189161  16.895556  15.370988  13.525824 10.243985  12.306843       --       --       --
   Venture III No. of Units      46,444      61,027     68,406     76,236     75,013   111,154     16,546       --       --       --

MID CAP INTERSECTION TRUST - SERIES II SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       11.492455          --         --         --         --        --         --       --       --       --
   Venture III No. of Units      22,484          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       11.488617          --         --         --         --        --         --       --       --       --
   Venture III No. of Units       9,233          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       11.477096          --         --         --         --        --         --       --       --       --
   Venture III No. of Units      28,302          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       11.473251          --         --         --         --        --         --       --       --       --
   Venture III No. of Units         183          --         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     12.500000          --         --         --         --        --         --       --       --       --
   Value at End of Year       11.461746          --         --         --         --        --         --       --       --       --

MID CAP STOCK TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     19.634726   17.616489  15.651048  13.399635   9.595389 11.871001         --       --       --       --
   Value at End of Year       23.821451   19.634726  17.616489  15.651048  13.399635  9.595389         --       --       --       --
   Venture III No. of Units   1,745,175   1,969,886  2,162,180  1,750,637  1,301,845   270,179         --       --       --       --
   NY Venture III No. of
      Units                      73,201      81,808     78,688     55,175     33,593    33,898         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     20.627270   18.516250  16.458620  14.098106  10.100601 12.500000         --       --       --       --
   Value at End of Year       25.013074   20.627270  18.516250  16.458620  14.098106 10.100601         --       --       --       --
   Venture III No. of Units     664,861     876,479  1,190,521  1,043,898  1,108,921   470,778         --       --       --       --
   NY Venture III No. of
      Units                     154,535     192,866    231,243    194,931    112,955    47,469         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     20.484464   18.415590  16.393632  14.063561  10.090950 12.500000         --       --       --       --
   Value at End of Year       24.802476   20.484464  18.415590  16.393632  14.063561 10.090950         --       --       --       --
   Venture III No. of Units   1,048,264   1,204,656  1,352,596  1,054,442    634,970     2,327         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     20.437053   18.382133  16.372012  14.052054  10.087730 12.500000         --       --       --       --
   Value at End of Year       24.732638   20.437053  18.382133  16.372012  14.052054 10.087730         --       --       --       --
   Venture III No. of Units     180,300     108,062    146,800    128,480    130,373    76,387         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     22.684520   20.434180  18.226877  15.667622  12.500000        --         --       --       --       --
   Value at End of Year       27.411128   22.684520  20.434180  18.226877  15.667622        --         --       --       --       --
   Venture III No. of Units     137,705     121,643    124,862    110,240     61,204        --         --       --       --       --

MID CAP STOCK TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     16.197229   14.501747  12.867467  10.989664   7.849726 10.305876  10.223407       --       --       --
   Value at End of Year       19.686116   16.197229  14.501747  12.867467  10.989664  7.849726  10.305876       --       --       --
   Venture III No. of Units     296,237     370,523    494,884    378,185    398,229   349,686     81,844       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     19.585300   17.543915  15.574551  13.308373   9.510684 12.492798  12.500000       --       --       --
   Value at End of Year       23.792013   19.585300  17.543915  15.574551  13.308373  9.510684  12.492798       --       --       --
   Venture III No. of Units     277,918     363,977    472,099    465,827    519,332   411,914      6,547       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     19.426825   17.428009  15.494815  13.260165   9.490451 12.484975  12.500000       --       --       --
   Value at End of Year       23.563952   19.426825  17.428009  15.494815  13.260165  9.490451  12.484975       --       --       --
   Venture III No. of Units       6,839       7,499      9,418      9,400     23,248    11,558      6,547       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     14.965469   17.389576  15.468345  13.244140   9.483712 12.482364  12.500000       --       --       --
   Value at End of Year       23.488465   14.965469  17.389576  15.468345  13.244140  9.483712  12.482364       --       --       --
   Venture III No. of Units     119,748     217,859    207,376    214,910    285,760   195,459     53,822       --       --       --

MID CAP VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     20.071809   18.213594  17.182183  14.063217  11.425215 13.178405         --       --       --       --
   Value at End of Year       19.841181   20.071809  18.213594  17.182183  14.063217 11.425215         --       --       --       --
   Venture III No. of Units   1,458,156   2,100,363  2,676,295  2,841,264  1,871,116   691,652         --       --       --       --
   NY Venture III No. of
      Units                     101,303     121,906    138,879    121,447     69,806    91,791         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     18.994497   17.244617  16.276189  13.328360  10.833606 12.500000         --       --       --       --
   Value at End of Year       18.766813   18.994497  17.244617  16.276189  13.328360 10.833606         --       --       --       --
   Venture III No. of Units     927,777   1,285,793  1,936,626  2,299,574  2,359,949 1,190,734         --       --       --       --
   NY Venture III No. of
      Units                     223,183     332,855    427,207    391,738    225,965   112,237         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     18.862992   17.150869  16.211925  13.295703  10.823274 12.500000         --       --       --       --
   Value at End of Year       18.608784   18.862992  17.150869  16.211925  13.295703 10.823274         --       --       --       --
   Venture III No. of Units     977,612   1,446,695  1,746,231  1,709,773    891,759    44,437         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     18.819365   17.119736  16.190566  13.284836  10.819828 12.500000         --       --       --       --
   Value at End of Year       18.556423   18.819365  17.119736  16.190566  13.284836 10.819828         --       --       --       --
   Venture III No. of Units     168,958     294,001    365,042    496,235    470,354   274,196         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     21.996393   20.039781  18.980491  15.597483  12.500000        --         --       --       --       --
   Value at End of Year       21.656355   21.996393  20.039781  18.980491  15.597483        --         --       --       --       --
   Venture III No. of Units      61,614     129,057    147,276    150,617     88,023        --         --       --       --       --

MID CAP VALUE TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     20.272240   18.356318  17.278144  14.113941  11.446104 12.945151  12.507840       --       --       --
   Value at End of Year       20.077281   20.272240  18.356318  17.278144  14.113941 11.446104  12.945151       --       --       --
   Venture III No. of Units     282,157     391,450    472,621    667,733    692,949   725,241    151,681       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     20.286404   18.378308  17.307471  14.144985  11.477020 12.986625  12.500000       --       --       --
   Value at End of Year       20.081219   20.286404  18.378308  17.307471  14.144985 11.477020  12.986625       --       --       --
   Venture III No. of Units     346,285     468,765    621,742    782,002    810,601   869,847     11,864       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     20.122333   18.256956  17.218926  14.093791  11.452627 12.978503  12.500000       --       --       --
   Value at End of Year       19.888775   20.122333  18.256956  17.218926  14.093791 11.452627  12.978503       --       --       --
   Venture III No. of Units      12,237      18,412     20,289     37,560     40,962    44,437     11,864       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     20.067949   18.216689  17.189511  14.076760  11.444511 12.975798  12.500000       --       --       --
   Value at End of Year       19.825058   20.067949  18.216689  17.189511  14.076760 11.444511  12.975798       --       --       --
   Venture III No. of Units      98,224     144,280    292,470    375,914    274,159   264,964     63,706       --       --       --

MID VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
   Value at Start of Year     16.484199   13.958589  12.500000         --         --        --         --       --       --       --
   Value at End of Year       16.262812   16.484199  13.958589         --         --        --         --       --       --       --
   Venture III No. of Units      87,651      99,300     37,150         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                      16,228      17,216      1,266         --         --        --         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.470526   13.953971  12.500000         --         --        --         --       --       --       --
   Value at End of Year       16.241162   16.470526  13.953971         --         --        --         --       --       --       --
   Venture III No. of Units      34,723      36,130     20,183         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                       1,662       4,759      1,128         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     16.429585   13.940107  12.500000         --         --        --         --       --       --       --
   Value at End of Year       16.176368   16.429585  13.940107         --         --        --         --       --       --       --
   Venture III No. of Units      51,710      71,461     23,834         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     16.415952   13.935495  12.500000         --         --        --         --       --       --       --
   Value at End of Year       16.154820   16.415952  13.935495         --         --        --         --       --       --       --
   Venture III No. of Units       4,458       8,964     14,364         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     16.375135   13.921653  12.500000         --         --        --         --       --       --       --
   Value at End of Year       16.090360   16.375135  13.921653         --         --        --         --       --       --       --
   Venture III No. of Units      11,149       9,429      9,333         --         --        --         --       --       --       --

MONEY MARKET TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     12.540461   12.230815  12.135513  12.263567  12.420152 12.476982         --       --       --       --
   Value at End of Year       12.871071   12.540461  12.230815  12.135513  12.263567 12.420152         --       --       --       --
   Venture III No. of Units   9,799,567   7,771,103  4,457,608  2,613,385  2,483,355 1,435,813         --       --       --       --
   NY Venture III No. of
      Units                     773,035     609,764    386,402    361,164    222,804   200,546         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.534527   12.231129  12.141864  12.276141  12.439109 12.500000         --       --       --       --
   Value at End of Year       12.858525   12.534527  12.231129  12.141864  12.276141 12.439109         --       --       --       --
   Venture III No. of Units   1,159,215   1,287,045  1,477,736  1,517,588  2,110,911 1,967,421         --       --       --       --
   NY Venture III No. of
      Units                     609,898     489,008    206,103    122,567    313,967   565,393         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.447715   12.164600  12.093901  12.246054  12.427253 12.500000         --       --       --       --
   Value at End of Year       12.750227   12.447715  12.164600  12.093901  12.246054 12.427253         --       --       --       --
   Venture III No. of Units   5,498,000   4,847,943  2,706,502  1,411,618    731,580    61,394         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     12.418910   12.142504  12.077955  12.236045  12.423303 12.500000         --       --       --       --
   Value at End of Year       12.714328   12.418910  12.142504  12.077955  12.236045 12.423303         --       --       --       --
   Venture III No. of Units     164,350     155,929    309,180    363,462    228,877   363,599         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     12.486443   12.226792  12.180008  12.357999  12.500000        --         --       --       --       --
   Value at End of Year       12.764190   12.486443  12.226792  12.180008  12.357999        --         --       --       --       --
   Venture III No. of Units     350,062     264,448    404,852    301,161    179,964        --         --       --       --       --

MONEY MARKET TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     13.062034   12.714084  12.589853  12.697270  12.833898 12.895798  12.857677       --       --       --
   Value at End of Year       13.433220   13.062034  12.714084  12.589853  12.697270 12.833898  12.895798       --       --       --
   Venture III No. of Units     267,379     259,114    322,364    431,108    739,705 1,453,977    651,917       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     12.663807   12.332616  12.218199  12.328626  12.467518 12.533918  12.500000       --       --       --
   Value at End of Year       13.017131   12.663807  12.332616  12.218199  12.328626 12.467518  12.533918       --       --       --
   Venture III No. of Units     385,611     428,404    564,750    646,844    813,415 1,722,514    121,926       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     12.561398   12.251186  12.155704  12.284027  12.441060 12.526094  12.500000       --       --       --
   Value at End of Year       12.892408   12.561398  12.251186  12.155704  12.284027 12.441060  12.526094       --       --       --
   Venture III No. of Units      12,652      10,646     29,552     62,791     39,223    61,394    121,926       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     12.527425   12.224145  12.134914  12.269168  12.432238 12.523480  12.500000       --       --       --
   Value at End of Year       12.851071   12.527425  12.224145  12.134914  12.269168 12.432238  12.523480       --       --       --
   Venture III No. of Units     107,786     127,270    185,651    170,388    166,699   863,062    551,853       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
NATURAL RESOURCES TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year     37.521393   31.256944  21.701596  17.786425  12.500000        --         --       --       --       --
   Value at End of Year       51.827047   37.521393  31.256944  21.701596  17.786425        --         --       --       --       --
   Venture III No. of Units     703,323     724,103    679,763    491,491    118,335        --         --       --       --       --
   NY Venture III No. of
      Units                      35,730      39,141     36,487     24,341     11,654        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     37.452987   31.215522  21.683626  17.780593  12.500000        --         --       --       --       --
   Value at End of Year       51.706546   37.452987  31.215522  21.683626  17.780593        --         --       --       --       --
   Venture III No. of Units     342,562     437,418    510,142    363,500    217,836        --         --       --       --       --
   NY Venture III No. of
      Units                      57,249      63,128     70,979     49,771     20,424        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     37.248500   31.091556  21.629775  17.763098  12.500000        --         --       --       --       --
   Value at End of Year       51.346740   37.248500  31.091556  21.629775  17.763098        --         --       --       --       --
   Venture III No. of Units     447,709     524,349    554,874    420,594    127,146        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     37.180576   31.050333  21.611852  17.757275  12.500000        --         --       --       --       --
   Value at End of Year       51.227337   37.180576  31.050333  21.611852  17.757275        --         --       --       --       --
   Venture III No. of Units      55,676      73,379     88,906     50,175     31,605        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     36.977563   30.927015  21.558188  17.739809  12.500000        --         --       --       --       --
   Value at End of Year       50.870848   36.977563  30.927015  21.558188  17.739809        --         --       --       --       --
   Venture III No. of Units      63,459      70,112     73,708     28,858      5,467        --         --       --       --       --

OVERSEAS EQUITY TRUST - SERIES II SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
   Value at Start of Year     17.811590   15.134751  12.500000         --         --        --         --       --       --       --
   Value at End of Year       19.657624   17.811590  15.134751         --         --        --         --       --       --       --
   Venture III No. of Units      42,097      52,618     64,770         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                       6,842       9,960         --         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     17.796822   15.129746  12.500000         --         --        --         --       --       --       --
   Value at End of Year       19.631448   17.796822  15.129746         --         --        --         --       --       --       --
   Venture III No. of Units      11,558      19,022     15,453         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                       4,397      10,356      4,295         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     17.752580   15.114728  12.500000         --         --        --         --       --       --       --
   Value at End of Year       19.553144   17.752580  15.114728         --         --        --         --       --       --       --
   Venture III No. of Units      37,144      43,326     21,650         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     17.737849   15.109718  12.500000         --         --        --         --       --       --       --
   Value at End of Year       19.527100   17.737849  15.109718         --         --        --         --       --       --       --
   Venture III No. of Units         575          71      7,620         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     17.693766   15.094716  12.500000         --         --        --         --       --       --       --
   Value at End of Year       19.449220   17.693766  15.094716         --         --        --         --       --       --       --
   Venture III No. of Units       1,483       1,483     10,013         --         --        --         --       --       --       --

OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --          --         --  14.150722  10.010302 12.974060         --       --       --       --
   Value at End of Year              --          --         --  15.528252  14.150722 10.010302         --       --       --       --
   Venture III No. of Units          --          --         --    570,019    317,889   184,066         --       --       --       --
   NY Venture III No. of
      Units                          --          --         --     24,404     12,925     7,480         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year            --          --         --  13.622510   9.641458 12.500000         --       --       --       --
   Value at End of Year              --          --         --  14.941139  13.622510  9.641458         --       --       --       --
   Venture III No. of Units          --          --         --    331,843    325,599   252,300         --       --       --       --
   NY Venture III No. of
      Units                          --          --         --     72,615     25,076    13,229         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year            --          --         --  13.589131   9.632245 12.500000         --       --       --       --
   Value at End of Year              --          --         --  14.882137  13.589131  9.632245         --       --       --       --
   Venture III No. of Units          --          --         --    235,635    118,496     2,345         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year            --          --         --  13.578018   9.629170 12.500000         --       --       --       --
   Value at End of Year              --          --         --  14.862517  13.578018  9.629170         --       --       --       --
   Venture III No. of Units          --          --         --    145,592     37,591    19,627         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year            --          --         --  17.899785  12.500000        --         --       --       --       --
   Value at End of Year              --          --         --  19.563686  17.899785        --         --       --       --       --
   Venture III No. of Units          --          --         --     61,639      4,640        --         --       --       --       --

OVERSEAS TRUST (MERGED INTO INTERNATIONAL VALUE TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year            --          --         --  11.418499   8.070566 10.444462  11.328059       --       --       --
   Value at End of Year              --          --         --  12.555243  11.418499  8.070566  10.444462       --       --       --
   Venture III No. of Units          --          --         --    144,765    141,443   165,874     36,514       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year            --          --         --  12.436745   8.794649 11.387239  12.500000       --       --       --
   Value at End of Year              --          --         --  13.668010  12.436745  8.794649  11.387239       --       --       --
   Venture III No. of Units          --          --         --    133,321    150,058   152,627        173       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year            --          --         --  12.391721   8.775947 11.380104  12.500000       --       --       --
   Value at End of Year              --          --         --  13.598078  12.391721  8.775947  11.380104       --       --       --
   Venture III No. of Units          --          --         --      1,343      2,441     2,345        173       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year            --          --         --  12.376751   8.769721 11.377732  12.500000       --       --       --
   Value at End of Year              --          --         --  13.574826  12.376751  8.769721  11.377732       --       --       --
   Venture III No. of Units          --          --         --     63,866     30,148    50,642      6,459       --       --       --

PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     22.844730   20.937537  16.970541  14.772045  10.687117 13.476975         --       --       --       --
   Value at End of Year       24.456090   22.844730  20.937537  16.970541  14.772045 10.687117         --       --       --       --
   Venture III No. of Units     379,078     457,272    484,961    334,235    313,910    88,949         --       --       --       --
   NY Venture III No. of
      Units                      19,977      22,770     24,196     10,490      2,175       484         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     21.139640   19.384470  15.719562  13.689980   9.909224 12.500000         --       --       --       --
   Value at End of Year       22.619368   21.139640  19.384470  15.719562  13.689980  9.909224         --       --       --       --
   Venture III No. of Units     210,694     269,178    401,349    296,557    230,924   103,642         --       --       --       --
   NY Venture III No. of
      Units                      48,478      58,788     56,001     49,762     33,108     5,834         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     20.993298   19.279095  15.657484  13.656433   9.899754 12.500000         --       --       --       --
   Value at End of Year       22.428940   20.993298  19.279095  15.657484  13.656433  9.899754         --       --       --       --
   Venture III No. of Units     270,538     307,681    318,021    254,982    101,718       537         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     20.944750   19.244107  15.636854  13.645273   9.896593 12.500000         --       --       --       --
   Value at End of Year       22.365846   20.944750  19.244107  15.636854  13.645273  9.896593         --       --       --       --
   Venture III No. of Units      28,679      33,105     40,792     44,329     38,717     7,229         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     27.891677   25.665349  20.885631  18.252955  12.500000        --         --       --       --       --
   Value at End of Year       29.739240   27.891677  25.665349  20.885631  18.252955        --         --       --       --       --
   Venture III No. of Units      15,532      21,385     31,423     27,491     22,767        --         --       --       --       --

PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     13.522547   12.379492  10.007594   8.703482   6.287752  7.308701   7.603140       --       --       --
   Value at End of Year       14.515980   13.522547  12.379492  10.007594   8.703482  6.287752   7.308701       --       --       --
   Venture III No. of Units      30,968      52,304     79,291    112,687    136,386   108,733     61,078       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     21.823308   19.988559  16.166820  14.067127  10.167731 11.824607  12.500000       --       --       --
   Value at End of Year       23.414796   21.823308  19.988559  16.166820  14.067127 10.167731  11.824607       --       --       --
   Venture III No. of Units      53,938      60,712     73,379     54,008     37,168    33,772        361       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     21.646813   19.856583  16.084077  14.016174  10.146089 11.817183  12.500000       --       --       --
   Value at End of Year       23.190433   21.646813  19.856583  16.084077  14.016174 10.146089  11.817183       --       --       --
   Venture III No. of Units          --          --        107        129        268       537        361       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     21.588289   19.812776  16.056601  13.999250  10.138893 11.814713  12.500000       --       --       --
   Value at End of Year       23.116133   21.588289  19.812776  16.056601  13.999250 10.138893  11.814713       --       --       --
   Venture III No. of Units       5,268       8,291     12,229      6,213     12,978    18,651        912       --       --       --

PIMCO VIT ALL ASSET PORTFOLIO - CLASS M SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year     14.815439   14.431816  13.848564  12.500000         --        --         --       --       --       --
   Value at End of Year       15.737687   14.815439  14.431816  13.848564         --        --         --       --       --       --
   Venture III No. of Units     167,318     505,509    706,874     76,998         --        --         --       --       --       --
   NY Venture III No. of
      Units                      35,085      44,375     16,003        865         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     14.795774   14.419844  13.843983  12.500000         --        --         --       --       --       --
   Value at End of Year       15.708909   14.795774  14.419844  13.843983         --        --         --       --       --       --
   Venture III No. of Units      62,041     138,216    437,009     76,612         --        --         --       --       --       --
   NY Venture III No. of
      Units                      81,539     122,370    157,252     44,529         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     14.736913   14.383990  13.830221  12.500000         --        --         --       --       --       --
   Value at End of Year       15.622831   14.736913  14.383990  13.830221         --        --         --       --       --       --
   Venture III No. of Units     127,743     161,921    289,925     35,267         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     14.717347   14.372062  13.825649  12.500000         --        --         --       --       --       --
   Value at End of Year       15.594248   14.717347  14.372062  13.825649         --        --         --       --       --       --
   Venture III No. of Units      20,354      12,336     21,067     19,229         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     14.658796   14.336314  13.811900  12.500000         --        --         --       --       --       --
   Value at End of Year       15.508807   14.658796  14.336314  13.811900         --        --         --       --       --       --
   Venture III No. of Units       5,774      10,983     20,534      1,049         --        --         --       --       --       --

QUANTITATIVE ALL CAP TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year     20.901763   18.491562  17.347808  15.380200  12.500000        --         --       --       --       --
   Value at End of Year       21.291677   20.901763  18.491562  17.347808  15.380200        --         --       --       --       --
   Venture III No. of Units      11,981      16,853     14,729      6,731      4,328        --         --       --       --       --
   NY Venture III No. of
      Units                         791         800        856        860         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     20.863633   18.467027  17.333422  15.375155  12.500000        --         --       --       --       --
   Value at End of Year       21.242142   20.863633  18.467027  17.333422  15.375155        --         --       --       --       --
   Venture III No. of Units       5,094       7,685      8,207        684      4,049        --         --       --       --       --
   NY Venture III No. of
      Units                       5,649       5,963      6,941      6,990      5,527        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     20.749612   18.393606  17.290349  15.360025  12.500000        --         --       --       --       --
   Value at End of Year       21.094209   20.749612  18.393606  17.290349  15.360025        --         --       --       --       --
   Venture III No. of Units      16,818      16,617     18,443     36,490      5,674        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     20.711751   18.136921  17.276008  15.354982  12.500000        --         --       --       --       --
   Value at End of Year       21.045131   20.711751  18.136921  17.276008  15.354982        --         --       --       --       --
   Venture III No. of Units         177         771         --        983         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     20.598563   18.296166  17.233077  15.339873  12.500000        --         --       --       --       --
   Value at End of Year       20.898568   20.598563  18.296166  17.233077  15.339873        --         --       --       --       --
   Venture III No. of Units       1,934       1,765      1,786      1,937      1,574        --         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------

QUANTITATIVE MID CAP TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     17.428477   17.071006  15.305359  13.199297   9.700786 12.291491         --       --       --       --
   Value at End of Year       16.765997   17.428477  17.071006  15.305359  13.199297  9.700786         --       --       --       --
   Venture III No. of Units     111,444     164,533    189,346    148,228     89,981    22,133         --       --       --       --
   NY Venture III No. of
      Units                       9,135       9,884      9,903     19,878      9,400     1,821         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     17.683145   17.329093  15.544496  13.412249   9.862213 12.500000         --       --       --       --
   Value at End of Year       17.002437   17.683145  17.329093  15.544496  13.412249  9.862213         --       --       --       --
   Venture III No. of Units      57,179      80,579    144,739    134,711    128,830    59,910         --       --       --       --
   NY Venture III No. of
      Units                       5,976      20,115     19,167     17,868      6,549     6,951         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     17.560689   17.234864  15.483093  13.379370   9.852784 12.500000         --       --       --       --
   Value at End of Year       16.859239   17.560689  17.234864  15.483093  13.379370  9.852784         --       --       --       --
   Venture III No. of Units      35,642      59,417     98,119     80,946     29,791     2,463         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     17.520053   17.203563  15.462681  13.368436   9.849650 12.500000         --       --       --       --
   Value at End of Year       16.811771   17.520053  17.203563  15.462681  13.368436  9.849650         --       --       --       --
   Venture III No. of Units       4,161       4,632      7,966     10,575     10,242     4,978         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     20.465171   20.125576  18.116062  15.686017  12.500000        --         --       --       --       --
   Value at End of Year       19.608221   20.465171  20.125576  18.116062  15.686017        --         --       --       --       --
   Venture III No. of Units       3,436       5,553      6,934      5,151      3,144        --         --       --       --       --

QUANTITATIVE MID CAP TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     13.916118   13.590692  12.159586  10.458280   7.674908 10.087326  11.372501       --       --       --
   Value at End of Year       13.403011   13.916118  13.590692  12.159586  10.458280  7.674908  10.087326       --       --       --
   Venture III No. of Units      24,116      30,315     46,617     52,250     51,043    50,378      6,044       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     15.215133   14.866743  13.307899  11.451664   8.408113 11.056543  12.500000       --       --       --
   Value at End of Year       14.646758   15.215133  14.866743  13.307899  11.451664  8.408113  11.056543       --       --       --
   Venture III No. of Units      10,708      25,112     52,568     58,120     60,884    57,203         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     15.092058   14.768563  13.239784  11.410195   8.390229 11.049613  12.500000       --       --       --
   Value at End of Year       14.506378   15.092058  14.768563  13.239784  11.410195  8.390229  11.049613       --       --       --
   Venture III No. of Units         327         328        330      1,634      2,179     2,463         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     15.051242   14.735979  13.217161  11.396411   8.384271 11.047303  12.500000       --       --       --
   Value at End of Year       14.459870   15.051242  14.735979  13.217161  11.396411  8.384271  11.047303       --       --       --
   Venture III No. of Units       6,995       8,128     12,151     23,133     12,693    20,554        639       --       --       --

QUANTITATIVE VALUE TRUST - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year     18.482234   15.521468  14.500571  12.500000         --        --         --       --       --       --
   Value at End of Year       17.197522   18.482234  15.521468  14.500571         --        --         --       --       --       --
   Venture III No. of Units      29,780      69,914     48,446      4,284         --        --         --       --       --       --
   NY Venture III No. of
      Units                         170         155        163         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     18.457685   15.508590  14.495768  12.500000         --        --         --       --       --       --
   Value at End of Year       17.166043   18.457685  15.508590  14.495768         --        --         --       --       --       --
   Venture III No. of Units      35,469      58,164     41,133      1,321         --        --         --       --       --       --
   NY Venture III No. of
      Units                         134         920        927         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     18.384309   15.470041  14.481363  12.500000         --        --         --       --       --       --
   Value at End of Year       17.072013   18.384309  15.470041  14.481363         --        --         --       --       --       --
   Venture III No. of Units       8,860      11,998      7,515        967         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     18.359904   15.457203  14.476562  12.500000         --        --         --       --       --       --
   Value at End of Year       17.040783   18.359904  15.457203  14.476562         --        --         --       --       --       --
   Venture III No. of Units       1,390         701        468        471         --        --         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     18.286900   15.418784  14.462180  12.500000         --        --         --       --       --       --
   Value at End of Year       18.286900   18.286900  15.418784  14.462180         --        --         --       --       --       --
   Venture III No. of Units          --         358         --         --         --        --         --       --       --       --

REAL ESTATE SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     33.503097   24.712132  22.499805  17.360006  12.702902 13.427582         --       --       --       --
   Value at End of Year       27.755905   33.503097  24.712132  22.499805  17.360006 12.702902         --       --       --       --
   Venture III No. of Units     774,393   1,165,660  1,197,178  1,321,526    958,408   371,522         --       --       --       --
   NY Venture III No. of
      Units                      43,369      50,986     48,150     44,969     26,331    33,209         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     31.116602   22.963269  20.917923  16.147570  11.821624 12.500000         --       --       --       --
   Value at End of Year       25.765825   31.116602  22.963269  20.917923  16.147570 11.821624         --       --       --       --
   Venture III No. of Units     294,056     416,372    566,773    720,356    748,678   457,392         --       --       --       --
   NY Venture III No. of
      Units                      88,717     107,222    121,253    103,622     55,444    81,806         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     30.901244   22.838433  20.835346  16.108031  11.810352 12.500000         --       --       --       --
   Value at End of Year       25.548904   30.901244  22.838433  20.835346  16.108031 11.810352         --       --       --       --
   Venture III No. of Units     395,189     620,476    613,953    765,647    333,783    18,135         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     30.829831   22.797006  20.807916  16.094888  11.806602 12.500000         --       --       --       --
   Value at End of Year       25.477044   30.829831  22.797006  20.807916  16.094888 11.806602         --       --       --       --
   Venture III No. of Units      64,459      95,704    124,890    152,972    152,575    91,989         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     29.904376   22.145736  20.243721  15.682026  12.500000        --         --       --       --       --
   Value at End of Year       24.674994   29.904376  22.145736  20.243721  15.682026        --         --       --       --       --
   Venture III No. of Units      34,220      74,059     72,841     83,658     35,464        --         --       --       --       --

REAL ESTATE SECURITIES TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     37.302639   27.458274  24.956417  19.215936  14.039348 13.913544  13.919999       --       --       --
   Value at End of Year       30.961424   37.302639  27.458274  24.956417  19.215936 14.039348  13.913544       --       --       --
   Venture III No. of Units      95,820     132,883    188,012    247,494    264,917   266,268     39,205       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     33.171757   24.429704  22.214869  17.113563  12.509571 12.403674  12.500000       --       --       --
   Value at End of Year       27.518925   33.171757  24.429704  22.214869  17.113563 12.509571  12.403674       --       --       --
   Venture III No. of Units      95,010     138,754    171,824    255,261    265,024   255,266     11,076       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     32.903581   24.268441  22.101250  17.051656  12.483003 12.395916  12.500000       --       --       --
   Value at End of Year       27.255277   32.903581  24.268441  22.101250  17.051656 12.483003  12.395916       --       --       --
   Venture III No. of Units       2,951       4,905      6,384     24,127     31,185    18,135     11,076       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     32.814718   24.214951  22.063526  17.031078  12.474170 12.393335  12.500000       --       --       --
   Value at End of Year       27.168001   32.814718  24.214951  22.063526  17.031078 12.474170  12.393335       --       --       --
   Venture III No. of Units      31,473      51,405     51,849     75,797     69,864    82,310     25,944       --       --       --

REAL RETURN BOND TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year     13.598918   13.797933  13.858598  12.958589  12.500000        --         --       --       --       --
   Value at End of Year       14.859338   13.598918  13.797933  13.858598  12.958589        --         --       --       --       --
   Venture III No. of Units   1,134,181   1,491,904  2,001,717  2,015,752    694,471        --         --       --       --       --
   NY Venture III No. of
      Units                      87,509      94,120    176,928    139,565     96,503        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     13.574111   13.779624  13.847111  12.954331  12.500000        --         --       --       --       --
   Value at End of Year       14.824786   13.574111  13.779624  13.847111  12.954331        --         --       --       --       --
   Venture III No. of Units     137,445     236,161    435,130    534,620    415,081        --         --       --       --       --
   NY Venture III No. of
      Units                     134,462     186,732    293,002    224,928     48,673        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     13.499888   13.724802  13.812662  12.941550  12.500000        --         --       --       --       --
   Value at End of Year       14.721514   13.499888  13.724802  13.812662  12.941550        --         --       --       --       --
   Venture III No. of Units     582,487     898,133  1,168,944  1,153,879    731,647        --         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     13.475199   13.706543  13.801190  12.937290  12.500000        --         --       --       --       --
   Value at End of Year       14.687208   13.475199  13.706543  13.801190  12.937290        --         --       --       --       --
   Venture III No. of Units      25,121      47,326     98,904    100,383     58,343        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     13.401543   13.652029  13.766871  12.924535  12.500000        --         --       --       --       --
   Value at End of Year       14.584916   13.401543  13.652029  13.766871  12.924535        --         --       --       --       --
   Venture III No. of Units      54,814      73,422    111,484    139,292     80,811        --         --       --       --       --

SCIENCE & TECHNOLOGY TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     11.225213   10.829359  10.811722  10.906148   7.368796  9.909366         --       --       --       --
   Value at End of Year       13.168256   11.225213  10.829359  10.811722  10.906148  7.368796         --       --       --       --
   Venture III No. of Units     948,698     873,435    975,766  1,201,486  1,130,156   184,060         --       --       --       --
   NY Venture III No. of
      Units                      29,706      56,375     85,514     90,668     73,783     6,103         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     14.127066   13.635681  13.620276  13.746139   9.292277 12.500000         --       --       --       --
   Value at End of Year       16.564084   14.127066  13.635681  13.620276  13.746139  9.292277         --       --       --       --
   Venture III No. of Units     317,258     382,261    520,780    677,523    785,025   202,175         --       --       --       --
   NY Venture III No. of
      Units                      76,041      81,351    124,014    144,225    110,727    25,846         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     14.029230   13.561529  13.566483  13.712452   9.283395 12.500000         --       --       --       --
   Value at End of Year       16.424593   14.029230  13.561529  13.566483  13.712452  9.283395         --       --       --       --
   Venture III No. of Units     417,561     516,414    532,896    580,571    411,007     5,580         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     13.996766   13.536887  13.548589  13.701244   9.280436 12.500000         --       --       --       --
   Value at End of Year       16.378349   13.996766  13.536887  13.548589  13.701244  9.280436         --       --       --       --
   Venture III No. of Units      45,331      51,846     64,311     74,166    123,891    52,918         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     16.445003   15.928502  15.966134  16.170333  12.500000        --         --       --       --       --
   Value at End of Year       19.214176   16.445003  15.928502  15.966134  16.170333        --         --       --       --       --
   Venture III No. of Units      36,115      40,430     42,766     53,131     38,435        --         --       --       --       --

SCIENCE & TECHNOLOGY TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     12.581250   12.120661  12.070466  12.165419   8.223253 14.113845  16.449799       --       --       --
   Value at End of Year       14.795398   12.581250  12.120661  12.070466  12.165419  8.223253  14.113845       --       --       --
   Venture III No. of Units     114,578     182,862    249,641    354,318    442,928   179,857     57,406       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year      9.170535    8.839220   8.807004   8.880742   6.005954 10.313402  12.500000       --       --       --
   Value at End of Year       10.779033    9.170535   8.839220   8.807004   8.880742  6.005954  10.313402       --       --       --
   Venture III No. of Units     246,593     303,102    316,805    392,679    437,547   282,494      4,076       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year      9.096322    8.780814   8.761904   8.848557   5.993162 10.306931  12.500000       --       --       --
   Value at End of Year       10.675688    9.096322   8.780814   8.761904   8.848557  5.993162  10.306931       --       --       --
   Venture III No. of Units       2,900       3,476      3,560      8,664     16,904     5,580      4,076       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year      9.071718    8.761431   8.746927   8.837861   5.988905 10.304778  12.500000       --       --       --
   Value at End of Year       10.641465    9.071718   8.761431   8.746927   8.837861  5.988905  10.304778       --       --       --
   Venture III No. of Units      88,293     112,717    130,547    167,848    331,907   150,920     55,036       --       --       --

SMALL CAP GROWTH TRUST - SERIES II SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
   Value at Start of Year     17.596843   15.800825  12.500000         --         --        --         --       --       --       --
   Value at End of Year       19.691111   17.596843  15.800825         --         --        --         --       --       --       --
   Venture III No. of Units     241,664     248,248    177,098         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                       7,746       3,535        683         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     17.582246   15.795593  12.500000         --         --        --         --       --       --       --
   Value at End of Year       19.664892   17.582246  15.795593         --         --        --         --       --       --       --
   Venture III No. of Units      87,951      98,234     80,821         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                       5,017       7,702      2,437         --         --        --         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     17.538545   15.779928  12.500000         --         --        --         --       --       --       --
   Value at End of Year       19.586459   17.538545  15.779928         --         --        --         --       --       --       --
   Venture III No. of Units     139,418     138,254     78,343         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     17.523987   15.774704  12.500000         --         --        --         --       --       --       --
   Value at End of Year       19.560362   17.523987  15.774704         --         --        --         --       --       --       --
   Venture III No. of Units      18,800       8,490      1,082         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     17.480421   15.759048  12.500000         --         --        --         --       --       --       --
   Value at End of Year       19.482330   17.480421  15.759048         --         --        --         --       --       --       --
   Venture III No. of Units       9,672      10,567      5,849         --         --        --         --       --       --       --

SMALL CAP INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     19.026705   16.483014  16.158254  14.025090   9.810708 12.921851         --       --       --       --
   Value at End of Year       18.274060   19.026705  16.483014  16.158254  14.025090  9.810708         --       --       --       --
   Venture III No. of Units     300,367     487,758    639,496    649,660    492,023   124,484         --       --       --       --
   NY Venture III No. of
      Units                      19,482      28,874     29,011     21,977     16,147    23,187         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     18.362985   15.915966  15.610151  13.556141   9.487407 12.500000         --       --       --       --
   Value at End of Year       17.627729   18.362985  15.915966  15.610151  13.556141  9.487407         --       --       --       --
   Venture III No. of Units     289,106     363,779    521,675    568,237    624,153   268,338         --       --       --       --
   NY Venture III No. of
      Units                      84,097     106,566    122,961    131,345     73,769    23,713         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     18.235864   15.829445  15.548509  13.522919   9.478339 12.500000         --       --       --       --
   Value at End of Year       17.479297   18.235864  15.829445  15.548509  13.522919  9.478339         --       --       --       --
   Venture III No. of Units     319,945     409,175    456,066    482,820    307,301     2,660         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     18.193653   15.800683  15.528002  13.511860   9.475320 12.500000         --       --       --       --
   Value at End of Year       17.430065   18.193653  15.800683  15.528002  13.511860  9.475320         --       --       --       --
   Venture III No. of Units      35,267      48,334     61,834     76,647     85,100    57,304         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     22.393595   19.477337  19.169848  16.705957  12.500000        --         --       --       --       --
   Value at End of Year       21.421385   22.393595  19.477337  19.169848  16.705957        --         --       --       --       --
   Venture III No. of Units      13,140      16,812     19,880     20,584     17,485        --         --       --       --       --

SMALL CAP INDEX TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     17.466510   15.097565  14.773203  12.801395   8.926733 11.557294  11.506253       --       --       --
   Value at End of Year       16.807315   17.466510  15.097565  14.773203  12.801395  8.926733  11.557294       --       --       --
   Venture III No. of Units      72,230      88,928    101,535    111,695    166,389   121,096     14,176       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     18.742569   16.208638  15.868313  13.757234   9.598062 12.432687  12.500000       --       --       --
   Value at End of Year       18.026147   18.742569  16.208638  15.868313  13.757234  9.598062  12.432687       --       --       --
   Venture III No. of Units     107,325     129,209    165,319    201,964    251,915   198,216      1,266       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     18.591009   16.101637  15.787139  13.707465   9.577659 12.424901  12.500000       --       --       --
   Value at End of Year       17.853415   18.591009  16.101637  15.787139  13.707465  9.577659  12.424901       --       --       --
   Venture III No. of Units       4,842       6,130      6,997     10,322     10,447     2,660      1,266       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     18.540737   16.066111  15.760164  13.690899   9.570860 12.422319  12.500000       --       --       --
   Value at End of Year       17.796174   18.540737  16.066111  15.760164  13.690899  9.570860  12.422319       --       --       --
   Venture III No. of Units      42,238      43,813     44,081     59,294     63,048    94,702      7,324       --       --       --

SMALL CAP OPPORTUNITIES TRUST - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year     14.985828   22.591391  21.342308  17.291875  12.500000        --         --       --       --       --
   Value at End of Year       22.204676   14.985828  22.591391  21.342308  17.291875        --         --       --       --       --
   Venture III No. of Units     456,256     673,916    806,725    254,329     59,939        --         --       --       --       --
   NY Venture III No. of
      Units                      35,043      45,457     32,017      2,878         38        --         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     24.442703   22.561415  21.324613  17.286206  12.500000        --         --       --       --       --
   Value at End of Year       22.153013   24.442703  22.561415  21.324613  17.286206        --         --       --       --       --
   Venture III No. of Units     225,620     312,505    465,918     70,908     17,378        --         --       --       --       --
   NY Venture III No. of
      Units                      74,258      90,014    114,661     23,672      6,795        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     24.309159   22.471750  21.271647  17.269212  12.500000        --         --       --       --       --
   Value at End of Year       21.998747   24.309159  22.471750  21.271647  17.269212        --         --       --       --       --
   Venture III No. of Units     333,100     479,610    600,588    181,511     53,999        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     24.264795   22.441920  21.254009  17.263548  12.500000        --         --       --       --       --
   Value at End of Year       21.947552   24.264795  22.441920  21.254009  17.263548        --         --       --       --       --
   Venture III No. of Units      23,635      28,782     39,445     18,993     90,696        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     24.132249   22.352761  21.201227  17.246575  12.500000        --         --       --       --       --
   Value at End of Year       21.794745   24.132249  22.352761  21.201227  17.246575        --         --       --       --       --
   Venture III No. of Units      24,882      35,492     37,110     14,306      5,881        --         --       --       --       --

SMALL CAP OPPORTUNITIES TRUST - SERIES I SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     24.577935   22.620826  12.500000         --         --        --         --       --       --       --
   Value at End of Year       22.321982   24.577935  22.620826         --         --        --         --       --       --       --
   Venture III No. of Units      72,472     109,619    142,270         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     24.533080   22.590808  12.500000         --         --        --         --       --       --       --
   Value at End of Year       22.270035   24.533080  22.590808         --         --        --         --       --       --       --
   Venture III No. of Units      65,996     109,420    146,030         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     24.399054   22.501032  12.500000         --         --        --         --       --       --       --
   Value at End of Year       22.114952   24.399054  22.501032         --         --        --         --       --       --       --
   Venture III No. of Units         880       1,754      1,513         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     24.354507   22.471163  12.500000         --         --        --         --       --       --       --
   Value at End of Year       22.063486   24.354507  22.471163         --         --        --         --       --       --       --
   Venture III No. of Units      72,288      78,415     95,549         --         --        --         --       --       --       --

SMALL CAP TRUST - SERIES II SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year     14.944698   14.144604  12.500000         --         --        --         --       --       --       --
   Value at End of Year       14.741241   14.944698  14.144604         --         --        --         --       --       --       --
   Venture III No. of Units      16,984      15,514      1,803         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                          --           1         72         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     14.932301   14.139925  12.500000         --         --        --         --       --       --       --
   Value at End of Year       14.721613   14.932301  14.139925         --         --        --         --       --       --       --
   Venture III No. of Units          83       8,554      6,265         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                       3,056       3,069      2,656         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     14.895166   14.125877  12.500000         --         --        --         --       --       --       --
   Value at End of Year       14.662846   14.895166  14.125877         --         --        --         --       --       --       --
   Venture III No. of Units       8,003       8,704     12,639         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     14.882817   14.121205  12.500000         --         --        --         --       --       --       --
   Value at End of Year       14.643332   14.882817  14.121205         --         --        --         --       --       --       --
   Venture III No. of Units       1,214       1,843      1,323         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year            --   14.107181  12.500000         --         --        --         --       --       --       --
   Value at End of Year              --   14.845803  14.107181         --         --        --         --       --       --       --
   Venture III No. of Units          --         364        364         --         --        --         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
SMALL CAP VALUE TRUST - SERIES II SHARES (units first credited 4-29-2005)

Contracts with no Optional Benefits
   Value at Start of Year     16.666922   14.234274  12.500000         --         --        --         --       --       --       --
   Value at End of Year       15.878329   16.666922  14.234274         --         --        --         --       --       --       --
   Venture III No. of Units     535,994     676,921    291,038         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                      22,856      17,955      4,835         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.653108   14.229566  12.500000         --         --        --         --       --       --       --
   Value at End of Year       15.857185   16.653108  14.229566         --         --        --         --       --       --       --
   Venture III No. of Units     123,249     119,204     72,897         --         --        --         --       --       --       --
   NY Venture III No. of
      Units                      14,422      21,076      9,531         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     16.611700   14.215428  12.500000         --         --        --         --       --       --       --
   Value at End of Year       15.793901   16.611700  14.215428         --         --        --         --       --       --       --
   Venture III No. of Units     244,944     208,489     93,639         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     16.597923   14.210720  12.500000         --         --        --         --       --       --       --
   Value at End of Year       15.772875   16.597923  14.210720         --         --        --         --       --       --       --
   Venture III No. of Units      14,281      29,004      8,198         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     16.556659   14.196612  12.500000         --         --        --         --       --       --       --
   Value at End of Year       15.709939   16.556659  14.196612         --         --        --         --       --       --       --
   Venture III No. of Units      28,054      18,398     22,693         --         --        --         --       --       --       --

SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited
5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --          --         --  12.901400   9.393008 12.939785         --       --       --       --
   Value at End of Year              --          --         --  13.581778  12.901400  9.393008         --       --       --       --
   Venture III No. of Units          --          --         --  1,057,471    821,306   265,584         --       --       --       --
   NY Venture III No. of
      Units                          --          --         --     53,231     33,016    18,573         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year            --          --         --  12.452707   9.070868 12.500000         --       --       --       --
   Value at End of Year              --          --         --  13.102854  12.452707  9.070868         --       --       --       --
   Venture III No. of Units          --          --         --  1,071,424  1,067,398   478,150         --       --       --       --
   NY Venture III No. of
      Units                          --          --         --    188,429    124,416    19,341         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year            --          --         --  12.422207   9.062208 12.500000         --       --       --       --
   Value at End of Year              --          --         --  13.051120  12.422207  9.062208         --       --       --       --
   Venture III No. of Units          --          --         --    889,536    546,646    12,145         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year            --          --         --  12.412061   9.059320 12.500000         --       --       --       --
   Value at End of Year              --          --         --  13.033916  12.412061  9.059320         --       --       --       --
   Venture III No. of Units          --          --         --     71,277     90,696    53,391         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year            --          --         --  16.206671  12.500000        --         --       --       --       --
   Value at End of Year              --          --         --  16.993063  16.206671        --         --       --       --       --
   Venture III No. of Units          --          --         --     41,071     26,962        --         --       --       --       --

SMALL COMPANY BLEND TRUST (MERGED INTO SMALL CAP OPPORTUNITIES TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited
8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year            --          --         --  12.133841   8.829509 12.058116  12.219420       --       --       --
   Value at End of Year              --          --         --  12.793206  12.133841  8.829509  12.058116       --       --       --
   Venture III No. of Units          --          --         --    275,802    319,465   322,040     58,747       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year            --          --         --  12.242875   8.913306 12.178671  12.500000       --       --       --
   Value at End of Year              --          --         --  12.901687  12.242875  8.913306  12.178671       --       --       --
   Venture III No. of Units          --          --         --    316,014    372,895   364,615     10,681       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year            --          --         --  12.198568   8.894344 12.171046  12.500000       --       --       --
   Value at End of Year              --          --         --  12.835676  12.198568  8.894344  12.171046       --       --       --
   Venture III No. of Units          --          --         --      5,671      8,316    12,145     10,681       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year            --          --         --  12.183827   8.888032 12.168505  12.500000       --       --       --
   Value at End of Year              --          --         --  12.813729  12.183827  8.888032  12.168505       --       --       --
   Venture III No. of Units          --          --         --    204,268    207,926   199,977     22,152       --       --       --

SMALL COMPANY TRUST - SERIES II SHARES (units first credited 5-01-2004)

Contracts with no Optional Benefits
   Value at Start of Year     16.264297   15.685780  15.044608  12.500000         --        --         --       --       --       --
   Value at End of Year       14.922002   16.264297  15.685780  15.044608         --        --         --       --       --       --
   Venture III No. of Units      38,307      51,474    228,347     75,065         --        --         --       --       --       --
   NY Venture III No. of
      Units                       3,949       3,818      3,017         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.242714   15.672776  15.039623  12.500000         --        --         --       --       --       --
   Value at End of Year       14.894705   16.242714  15.672776  15.039623         --        --         --       --       --       --
   Venture III No. of Units       2,896       3,454     29,216      3,612         --        --         --       --       --       --
   NY Venture III No. of
      Units                         838         842        846         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     16.178110   15.633809  15.024675  12.500000         --        --         --       --       --       --
   Value at End of Year       14.813089   16.178110  15.633809  15.024675         --        --         --       --       --       --
   Venture III No. of Units      16,506      23,832     36,537     23,197         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     16.156638   15.620859  15.019705  12.500000         --        --         --       --       --       --
   Value at End of Year       14.785985   16.156638  15.620859  15.019705         --        --         --       --       --       --
   Venture III No. of Units          --       1,574     10,960      4,666         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     16.092374   15.582019  15.004776  12.500000         --        --         --       --       --       --
   Value at End of Year       14.704964   16.092374  15.582019  15.004776         --        --         --       --       --       --
   Venture III No. of Units       1,086       1,412      3,679      3,409         --        --         --       --       --       --

SMALL COMPANY VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     22.112812   19.512373  18.576036  15.116060  11.505543 14.080585         --       --       --       --
   Value at End of Year       21.442806   22.112812  19.512373  18.576036  15.116060 11.505543         --       --       --       --
   Venture III No. of Units   1,290,443   1,888,948  2,236,737  2,430,543  1,761,384   614,080         --       --       --       --
   NY Venture III No. of
      Units                      98,580     114,100    120,806    113,567     82,962    58,245         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     19.585209   17.290634  16.469112  13.408283  10.210756 12.500000         --       --       --       --
   Value at End of Year       18.982240   19.585209  17.290634  16.469112  13.408283 10.210756         --       --       --       --
   Venture III No. of Units     714,205   1,076,265  1,612,445  1,912,889  1,911,009   929,346         --       --       --       --
   NY Venture III No. of
      Units                     178,592     262,887    299,276    292,522    194,102   140,797         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     19.449636   17.196655  16.404097  13.375438  10.201010 12.500000         --       --       --       --
   Value at End of Year       18.822412   19.449636  17.196655  16.404097  13.375438 10.201010         --       --       --       --
   Venture III No. of Units     834,357   1,247,856  1,504,042  1,509,955    748,523    41,340         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     19.404652   17.165435  16.382482  13.364515  10.197768 12.500000         --       --       --       --
   Value at End of Year       18.769442   19.404652  17.165435  16.382482  13.364515 10.197768         --       --       --       --
   Venture III No. of Units     121,407     238,304    200,783    342,303    282,478   159,691         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     22.073509   19.555543  18.691495  15.271109  12.500000        --         --       --       --       --
   Value at End of Year       21.318735   22.073509  19.555543  18.691495  15.271109        --         --       --       --       --
   Venture III No. of Units      43,916     107,033     82,189    131,148     65,180        --         --       --       --       --

SMALL COMPANY VALUE TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     23.148177   20.388484  19.364563  15.725754  11.960450 12.925755  12.779817       --       --       --
   Value at End of Year       22.494997   23.148177  20.388484  19.364563  15.725754 11.960450  12.925755       --       --       --
   Venture III No. of Units     225,659     324,931    440,746    610,555    658,413   634,847    137,793       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     22.531324   19.855069  18.867322  15.329629  11.664988 12.612748  12.500000       --       --       --
   Value at End of Year       21.884537   22.531324  19.855069  18.867322  15.329629 11.664988  12.612748       --       --       --
   Venture III No. of Units     230,192     339,801    433,769    606,663    637,716   661,005     13,189       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     22.349129   19.724004  18.770822  15.274154  11.640194 12.604862  12.500000       --       --       --
   Value at End of Year       21.674848   22.349129  19.724004  18.770822  15.274154 11.640194  12.604862       --       --       --
   Venture III No. of Units      18,841      22,205     22,391     26,322     41,726    41,340     13,189       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     22.288732   19.680508  18.738753  15.255705  11.631943 12.602235  12.500000       --       --       --
   Value at End of Year       21.605402   22.288732  19.680508  18.738753  15.255705 11.631943  12.602235       --       --       --
   Venture III No. of Units      66,852     109,791    140,455    291,525    268,943   233,288     63,197       --       --       --

SPECIAL VALUE TRUST (MERGED INTO SMALL CAP VALUE EFF 11-9-2007) - SERIES II SHARES (units first credited 5-05-2003)

Contracts with no Optional Benefits
   Value at Start of Year            --   19.100756  18.440333  15.629832  12.500000        --         --       --       --       --
   Value at End of Year              --   20.779355  19.100756  18.440333  15.629832        --         --       --       --       --
   Venture III No. of Units          --      50,920     64,036     55,925     13,039        --         --       --       --       --
   NY Venture III No. of
      Units                          --       1,370      1,899      1,944        947        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year            --   19.075418  18.425047  15.624705  12.500000        --         --       --       --       --
   Value at End of Year              --   20.741447  19.075418  18.425047  15.624705        --         --       --       --       --
   Venture III No. of Units          --       4,225      5,988     12,726      1,905        --         --       --       --       --
   NY Venture III No. of
      Units                          --       6,712     12,468     12,028      4,205        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year            --   18.999575  18.379252  15.609324  12.500000        --         --       --       --       --
   Value at End of Year              --   20.628091  18.999575  18.379252  15.609324        --         --       --       --       --
   Venture III No. of Units          --      29,836     45,610     48,103     15,073        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year            --   18.974385  18.364031  15.604207  12.500000        --         --       --       --       --
   Value at End of Year              --   20.590483  18.974385  18.364031  15.604207        --         --       --       --       --
   Venture III No. of Units          --       3,145      3,682      4,367      3,066        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year            --   18.898939  18.318383  15.588845  12.500000        --         --       --       --       --
   Value at End of Year              --   20.477943  18.898939  18.318383  15.588845        --         --       --       --       --
   Venture III No. of Units          --       2,434      2,684      2,833      7,681        --         --       --       --       --

STRATEGIC BOND TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     16.274311   15.481727  15.363692  14.681293  13.217126 12.681238         --       --       --       --
   Value at End of Year       15.965153   16.274311  15.481727  15.363692  14.681293 13.217126         --       --       --       --
   Venture III No. of Units   1,544,330   1,829,380  1,935,818  1,374,409    731,600   199,341         --       --       --       --
   NY Venture III No. of
      Units                     129,989     136,005    144,159     69,421     47,473     9,379         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.004585   15.232731  15.124141  14.459631  13.024081 12.500000         --       --       --       --
   Value at End of Year       15.692653   16.004585  15.232731  15.124141  14.459631 13.024081         --       --       --       --
   Venture III No. of Units     208,073     251,996    344,500    402,567    494,156   198,913         --       --       --       --
   NY Venture III No. of
      Units                     123,426     153,583    182,102    141,989     83,675    86,329         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     15.893786   15.149912  15.064431  14.424221  13.011678 12.500000         --       --       --       --
   Value at End of Year       15.560540   15.893786  15.149912  15.064431  14.424221 13.011678         --       --       --       --
   Venture III No. of Units     930,532   1,076,127  1,221,568    753,789    197,544     7,865         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     15.856999   15.122384  15.044558  14.412429  13.007548 12.500000         --       --       --       --
   Value at End of Year       15.516712   15.856999  15.122384  15.044558  14.412429 13.007548         --       --       --       --
   Venture III No. of Units      25,342      33,085     43,313     72,879     83,515    52,117         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     14.174827   13.538375  13.488853  12.941526  12.500000        --         --       --       --       --
   Value at End of Year       13.849738   14.174827  13.538375  13.488853  12.941526        --         --       --       --       --
   Venture III No. of Units     137,934     133,976    115,872     84,711     19,571        --         --       --       --       --

STRATEGIC BOND TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     21.040442   19.979884  19.777881  18.851344  16.942885 15.808358  15.636470       --       --       --
   Value at End of Year       20.662241   21.040442  19.979884  19.777881  18.851344 16.942885  15.808358       --       --       --
   Venture III No. of Units      64,525     103,890    123,426    180,879    160,200   118,693     23,734       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     16.791223   15.952802  15.799393  15.066776  13.548238 12.647340  12.500000       --       --       --
   Value at End of Year       16.481113   16.791223  15.952802  15.799393  15.066776 13.548238  12.647340       --       --       --
   Venture III No. of Units      78,245      87,080    128,519    174,724    190,846   123,232      4,812       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     16.655428   15.847474  15.718575  15.012276  13.519486 12.639442  12.500000       --       --       --
   Value at End of Year       16.323198   16.655428  15.847474  15.718575  15.012276 13.519486  12.639442       --       --       --
   Venture III No. of Units       5,602       5,367      4,362      9,063      9,640     7,865      4,812       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     16.610418   15.812526  15.691734  14.994155  13.509914 12.636812  12.500000       --       --       --
   Value at End of Year       16.270901   16.610418  15.812526  15.691734  14.994155 13.509914  12.636812       --       --       --
   Venture III No. of Units      33,634      33,494     49,657     58,930     81,169    64,005      7,332       --       --       --

STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES II SHARES (units first credited
5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --          --         --  11.545878   9.270921 11.176534         --       --       --       --
   Value at End of Year              --          --         --  12.069021  11.545878  9.270921         --       --       --       --
   Venture III No. of Units          --          --         --    473,573    463,299   193,976         --       --       --       --
   NY Venture III No. of
      Units                          --          --         --     29,740     25,641    42,059         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year            --          --         --  12.902525  10.365441 12.500000         --       --       --       --
   Value at End of Year              --          --         --  13.480380  12.902525 10.365441         --       --       --       --
   Venture III No. of Units          --          --         --    584,007    631,182   313,890         --       --       --       --
   NY Venture III No. of
      Units                          --          --         --     58,319     57,142    19,777         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year            --          --         --  12.870913  10.355534 12.500000         --       --       --       --
   Value at End of Year              --          --         --  13.427134  12.870913 10.355534         --       --       --       --
   Venture III No. of Units          --          --         --    290,089    180,067     6,655         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year            --          --         --  12.860371  10.352231 12.500000         --       --       --       --
   Value at End of Year              --          --         --  13.409417  12.860371 10.352231         --       --       --       --
   Venture III No. of Units          --          --         --    140,760    156,701   127,270         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year            --          --         --  14.516135  12.500000        --         --       --       --       --
   Value at End of Year              --          --         --  15.113120  14.516135        --         --       --       --       --
   Venture III No. of Units          --          --         --     26,231     16,521        --         --       --       --       --

STRATEGIC GROWTH TRUST (MERGED INTO U.S. GLOBAL LEADERS GROWTH TRUST EFF 5-1-2005) - SERIES I SHARES (units first credited
8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year            --          --         --   9.625797   7.713797 10.898344  11.491985       --       --       --
   Value at End of Year              --          --         --  10.089005   9.625797  7.713797  10.898344       --       --       --
   Venture III No. of Units          --          --         --    281,922    299,602   337,579     93,971       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year            --          --         --  10.403829   8.341450 11.791031  12.500000       --       --       --
   Value at End of Year              --          --         --  10.899006  10.403829  8.341450  11.791031       --       --       --
   Venture III No. of Units          --          --         --    459,993    513,126   582,524      3,810       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year            --          --         --  10.366149   8.323706 11.783648  12.500000       --       --       --
   Value at End of Year              --          --         --  10.843210  10.366149  8.323706  11.783648       --       --       --
   Venture III No. of Units          --          --         --      2,519      4,507     6,655      3,810       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year            --          --         --  10.353624   8.317788 11.781186  12.500000       --       --       --
   Value at End of Year              --          --         --  10.824678  10.353624  8.317788  11.781186       --       --       --
   Venture III No. of Units          --          --         --     86,540    115,290   132,025     67,667       --       --       --

STRATEGIC INCOME TRUST - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year     13.798396   13.504989  13.460520  12.500000         --        --         --       --       --       --
   Value at End of Year       14.322722   13.798396  13.504989  13.460520         --        --         --       --       --       --
   Venture III No. of Units     150,676     234,437    210,144     70,921         --        --         --       --       --       --
   NY Venture III No. of
      Units                      33,367      37,466     27,411     18,640         --        --         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     13.780078   13.493789  13.456061  12.500000         --        --         --       --       --       --
   Value at End of Year       14.296524   13.780078  13.493789  13.456061         --        --         --       --       --       --
   Venture III No. of Units      36,698      85,568     65,847      4,572         --        --         --       --       --       --
   NY Venture III No. of
      Units                      41,751      64,857     50,440     23,487         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     13.725268   13.460229  13.442692  12.500000         --        --         --       --       --       --
   Value at End of Year       14.218200   13.725268  13.460229  13.442692         --        --         --       --       --       --
   Venture III No. of Units     149,812     182,133    186,092     84,315         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     13.707053   13.449067  13.438241  12.500000         --        --         --       --       --       --
   Value at End of Year       14.192201   13.707053  13.449067  13.438241         --        --         --       --       --       --
   Venture III No. of Units       2,790       2,924      1,420      3,062         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     13.652506   13.415609  13.424880  12.500000         --        --         --       --       --       --
   Value at End of Year       14.114421   13.652506  13.415609  13.424880         --        --         --       --       --       --
   Venture III No. of Units      22,275      13,402      9,711      7,650         --        --         --       --       --       --

STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 04-27-2007) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --   11.711401  10.867778   9.831290   7.956590 12.128718         --       --       --       --
   Value at End of Year              --   12.892669  11.711401  10.867778   9.831290  7.956590         --       --       --       --
   Venture III No. of Units          --     275,318    334,152    371,134    304,615   118,519         --       --       --       --
   NY Venture III No. of
      Units                          --       5,198      9,616      9,400      6,980     5,652         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year            --   12.048006  11.185706  10.123966   8.197543 12.500000         --       --       --       --
   Value at End of Year              --   13.256623  12.048006  11.185706  10.123966  8.197543         --       --       --       --
   Venture III No. of Units          --     278,943    364,014    476,434    534,952   258,022         --       --       --       --
   NY Venture III No. of
      Units                          --      15,480     16,796     17,190     10,783     8,850         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year            --   11.982461  11.141500  10.099132   8.189696 12.500000         --       --       --       --
   Value at End of Year              --   13.164796  11.982461  11.141500  10.099132  8.189696         --       --       --       --
   Venture III No. of Units          --     229,746    259,133    335,200    217,406     7,523         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year            --   11.960681  11.126800  10.090869   8.187087 12.500000         --       --       --       --
   Value at End of Year              --   13.134312  11.960681  11.126800  10.090869  8.187087         --       --       --       --
   Venture III No. of Units          --      32,523     42,545     46,995     51,338    30,273         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year            --   17.153632  15.981579  14.515469  12.500000        --         --       --       --       --
   Value at End of Year              --   18.808667  17.153632  15.981579  14.515469        --         --       --       --       --
   Venture III No. of Units          --      14,279     11,843      8,122      5,404        --         --       --       --       --

STRATEGIC OPPORTUNITIES TRUST (MERGED INTO LARGE CAP TRUST EFF 04-27-2007) - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year            --   19.699364  18.251275  16.520961  13.346692 22.159728  25.156266       --       --       --
   Value at End of Year              --   21.733589  19.699364  18.251275  16.520961 13.346692  22.159728       --       --       --
   Venture III No. of Units          --      49,694     63,469     84,438     96,580   104,292     14,316       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year            --    9.665590   8.959536   8.114196   6.558439 10.894550  12.500000       --       --       --
   Value at End of Year              --   10.658385   9.665590   8.959536   8.114196  6.558439  10.894550       --       --       --
   Venture III No. of Units          --     108,045    141,060    224,142    251,177   296,124      9,469       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year            --          --   8.913663   8.084801   6.544483 10.887723  12.500000       --       --       --
   Value at End of Year              --          --   9.601737   8.913663   8.084801  6.544483  10.887723       --       --       --
   Venture III No. of Units          --          --      1,246      4,226      8,615     7,523      9,469       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year            --    9.580530   8.898420   8.075022   6.539831 10.885446  12.500000       --       --       --
   Value at End of Year              --   10.543530   9.580530   8.898420   8.075022  6.539831  10.885446       --       --       --
   Venture III No. of Units          --      27,576     42,030     64,683     81,657    92,531     22,580       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES II SHARES
(units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year            --          --  13.676015  11.804094   9.325864 11.883508         --       --       --       --
   Value at End of Year              --          --  13.381606  13.676015  11.804094  9.325864         --       --       --       --
   Venture III No. of Units          --          --    443,948    480,426    330,022    83,925         --       --       --       --
   NY Venture III No. of
      Units                          --          --     22,355     19,800      6,785     3,533         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year            --          --  14.366513  12.406298   9.806543 12.500000         --       --       --       --
   Value at End of Year              --          --  14.050230  14.366513  12.406298  9.806543         --       --       --       --
   Venture III No. of Units          --          --    219,140    255,690    256,896   141,909         --       --       --       --
   NY Venture III No. of
      Units                          --          --     52,154     47,897     18,276    34,800         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year            --          --  14.309779  12.375906   9.797175 12.500000         --       --       --       --
   Value at End of Year              --          --  13.973818  14.309779  12.375906  9.797175         --       --       --       --
   Venture III No. of Units          --          --    239,367    245,268    172,326    46,866         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year            --          --  14.290909  12.365784   9.794058 12.500000         --       --       --       --
   Value at End of Year              --          --  13.948434  14.290909  12.365784  9.794058         --       --       --       --
   Venture III No. of Units          --          --     24,230     26,643     30,334    16,945         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year            --          --  17.250275  14.948942  12.500000        --         --       --       --       --
   Value at End of Year              --          --  16.811719  17.250275  14.948942        --         --       --       --       --
   Venture III No. of Units          --          --     16,330     17,608     11,341        --         --       --       --       --

STRATEGIC VALUE TRUST (FORMERLY CAPITAL OPPORTUNITIES TRUST) (MERGED INTO LARGE CAP VALUE TRUST EFF 12-01-2006) - SERIES I SHARES
(units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year            --          --  11.139193   9.598785   7.577610 10.581831  11.372482       --       --       --
   Value at End of Year              --          --  10.925030  11.139193   9.598785  7.577610  10.581831       --       --       --
   Venture III No. of Units          --          --    153,819    186,805    207,736   222,003     43,972       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year            --          --  12.159321  10.483095   8.279854 11.568273  12.500000       --       --       --
   Value at End of Year              --          --  11.919593  12.159321  10.483095  8.279854  11.568273       --       --       --
   Venture III No. of Units          --          --    145,076    197,678    195,166   253,289      1,245       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year            --          --  12.097062  10.445118   8.262230 11.561026  12.500000       --       --       --
   Value at End of Year              --          --  11.840840  12.097062  10.445118  8.262230  11.561026       --       --       --
   Venture III No. of Units          --          --      5,444     46,144     48,905    46,866      1,245       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year            --          --  12.076407  10.432501   8.256374 11.558615  12.500000       --       --       --
   Value at End of Year              --          --  11.814739  12.076407  10.432501  8.256374  11.558615       --       --       --
   Venture III No. of Units          --          --     62,510     69,068     89,700    97,380     22,359       --       --       --

TOTAL RETURN TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     14.511115   14.264224  14.181967  13.770063  13.348694 12.525844         --       --       --       --
   Value at End of Year       15.453799   14.511115  14.264224  14.181967  13.770063 13.348694         --       --       --       --
   Venture III No. of Units   2,876,211   3,460,133  4,055,380  4,271,882  3,688,116 1,428,781         --       --       --       --
   NY Venture III No. of
      Units                     291,916     318,095    339,003    361,284    283,169   236,863         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     14.447658   14.208930  14.134043  13.730415  13.316914 12.500000         --       --       --       --
   Value at End of Year       15.378494   14.447658  14.208930  14.134043  13.730415 13.316914         --       --       --       --
   Venture III No. of Units   1,470,507   1,919,042  2,679,092  3,243,797  3,740,167 2,269,393         --       --       --       --
   NY Venture III No. of
      Units                     270,013     337,355    420,975    417,710    345,500   584,424         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     14.347633   14.131682  14.078249  13.696789  13.304234 12.500000         --       --       --       --
   Value at End of Year       15.249011   14.347633  14.131682  14.078249  13.696789 13.304234         --       --       --       --
   Venture III No. of Units   1,363,522   1,676,309  1,806,043  1,653,518  1,148,470   124,496         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     14.314436   14.106012  14.059682  13.685592  13.300010 12.500000         --       --       --       --
   Value at End of Year       15.206089   14.314436  14.106012  14.059682  13.685592 13.300010         --       --       --       --
   Venture III No. of Units     247,785     303,455    370,639    435,854    566,374   396,702         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     13.034561   12.864009  12.840954  12.518111  12.500000        --         --       --       --       --
   Value at End of Year       13.825627   13.034561  12.864009  12.840954  12.518111        --         --       --       --       --
   Venture III No. of Units      81,533      99,704    152,513    187,010    124,121        --         --       --       --       --

TOTAL RETURN TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     16.775870   16.462014  16.330866  15.819221  15.314133 14.216074  13.912457       --       --       --
   Value at End of Year       17.900785   16.775870  16.462014  16.330866  15.819221 15.314133  14.216074       --       --       --
   Venture III No. of Units     365,881     466,203    678,650    891,028  1,072,260 1,445,513    309,022       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     15.054949   14.780661  14.670229  14.217728  13.770668 12.789672  12.500000       --       --       --
   Value at End of Year       16.056392   15.054949  14.780661  14.670229  14.217728 13.770668  12.789672       --       --       --
   Venture III No. of Units     486,720     577,049    816,731  1,117,633  1,420,034 1,827,800     46,568       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     14.933203   14.683079  14.595185  14.166295  13.741449 12.781691  12.500000       --       --       --
   Value at End of Year       15.902558   14.933203  14.683079  14.595185  14.166295 13.741449  12.781691       --       --       --
   Venture III No. of Units      81,117      84,588     88,416    112,185    131,301   124,496     46,568       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     14.892854   14.650719  14.570278  14.149209  13.731734 12.779035  12.500000       --       --       --
   Value at End of Year       15.851624   14.892854  14.650719  14.570278  14.149209 13.731734  12.779035       --       --       --
   Venture III No. of Units     165,549     202,808    284,000    398,695    449,544   588,469    194,521       --       --       --

TOTAL STOCK MARKET INDEX TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     16.195019   14.304970  13.795381  12.568032   9.804582 12.003319         --       --       --       --
   Value at End of Year       16.722760   16.195019  14.304970  13.795381  12.568032  9.804582         --       --       --       --
   Venture III No. of Units     256,037     339,281    406,518    479,910    525,659   122,800         --       --       --       --
   NY Venture III No. of
      Units                      47,821      59,680     69,242     61,545     44,972    10,275         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.826141   14.869841  14.347282  13.077379  10.207029 12.500000         --       --       --       --
   Value at End of Year       17.365728   16.826141  14.869841  14.347282  13.077379 10.207029         --       --       --       --
   Venture III No. of Units     187,870     225,910    342,595    408,338    426,605   156,620         --       --       --       --
   NY Venture III No. of
      Units                     132,817     178,745    208,141    233,882    112,148    16,300         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     16.709622   14.788968  14.290616  13.045337  10.197284 12.500000         --       --       --       --
   Value at End of Year       17.219476   16.709622  14.788968  14.290616  13.045337 10.197284         --       --       --       --
   Venture III No. of Units     288,043     296,626    341,843    283,265    170,872     8,489         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     16.670965   14.762111  14.271768  13.034659  10.194035 12.500000         --       --       --       --
   Value at End of Year       17.171006   16.670965  14.762111  14.271768  13.034659 10.194035         --       --       --       --
   Venture III No. of Units      24,744      26,358     44,365     53,204     64,988    26,237         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     19.321987   17.135195  16.590815  15.175489  12.500000        --         --       --       --       --
   Value at End of Year       19.871538   19.321987  17.135195  16.590815  15.175489        --         --       --       --       --
   Venture III No. of Units       5,458       8,849     13,571     24,670     20,779        --         --       --       --       --

TOTAL STOCK MARKET INDEX TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     12.486983   11.010141  10.589961   9.635326   7.503914  9.692272  10.176022       --       --       --
   Value at End of Year       12.917335   12.486983  11.010141  10.589961   9.635326  7.503914   9.692272       --       --       --
   Venture III No. of Units      42,325      48,977     77,655    150,518    157,636   135,388     42,924       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     15.223990   13.430148  12.924053  11.764902   9.166981 11.846265  12.500000       --       --       --
   Value at End of Year       15.740753   15.223990  13.430148  12.924053  11.764902  9.166981  11.846265       --       --       --
   Venture III No. of Units      61,150      81,217    104,354    122,312    166,760   128,273        182       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     15.100840   13.341445  12.857906  11.722288   9.147475 11.838850  12.500000       --       --       --
   Value at End of Year       15.589894   15.100840  13.341445  12.857906  11.722288  9.147475  11.838850       --       --       --
   Venture III No. of Units         556       2,811      3,199     13,741     13,904     8,489        182       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     15.060035   13.312027  12.835949  11.708141   9.140988 11.836381  12.500000       --       --       --
   Value at End of Year       15.539955   15.060035  13.312027  12.835949  11.708141  9.140988  11.836381       --       --       --
   Venture III No. of Units      26,555      28,139     33,756     48,624     59,374    51,456      4,897       --       --       --

U.S. CORE TRUST (FORMERLY GROWTH & INCOME TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     13.331231   12.434326  12.412328  11.843741   9.525105 11.563082         --       --       --       --
   Value at End of Year       13.241955   13.331231  12.434326  12.412328  11.843741  9.525105         --       --       --       --
   Venture III No. of Units     889,344   1,162,614  1,446,914  1,647,147  1,357,569   453,624         --       --       --       --
   NY Venture III No. of
      Units                      56,478      94,345    117,697    139,437     97,353    69,557         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     14.378049   13.417411  13.400354  12.792926  10.293610 12.500000         --       --       --       --
   Value at End of Year       14.274588   14.378049  13.417411  13.400354  12.792926 10.293610         --       --       --       --
   Venture III No. of Units     629,409     808,151  1,142,432  1,505,611  1,564,714   701,296         --       --       --       --
   NY Venture III No. of
      Units                      70,692      98,954    231,550    306,910    237,376   157,975         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     14.278498   13.344452  13.347440  12.761586  10.283785 12.500000         --       --       --       --
   Value at End of Year       14.154384   14.278498  13.344452  13.347440  12.761586 10.283785         --       --       --       --
   Venture III No. of Units     392,147     584,735    759,238    847,551    471,703    46,298         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     14.245436   13.320200  13.329829  12.751140  10.280506 12.500000         --       --       --       --
   Value at End of Year       14.114507   14.245436  13.320200  13.329829  12.751140 10.280506         --       --       --       --
   Venture III No. of Units      75,223      89,508    143,910    190,792    210,033   114,115         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     16.551163   15.499334  15.533742  14.881736  12.500000        --         --       --       --       --
   Value at End of Year       16.374321   16.551163  15.499334  15.533742  14.881736        --         --       --       --       --
   Venture III No. of Units      42,741      61,689     75,794     71,022     33,796        --         --       --       --       --

U.S. CORE TRUST (FORMERLY GROWTH & INCOME TRUST) - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     25.480465   23.726364  23.639930  22.509721  18.077695 24.289203  25.399185       --       --       --
   Value at End of Year       25.378820   25.480465  23.726364  23.639930  22.509721 18.077695  24.289203       --       --       --
   Venture III No. of Units     148,076     204,218    293,782    377,834    503,113   534,526    192,389       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     12.466506   11.614096  11.577551  11.029558   8.862332 11.913393  12.500000       --       --       --
   Value at End of Year       12.410528   12.466506  11.614096  11.577551  11.029558  8.862332  11.913393       --       --       --
   Venture III No. of Units     323,281     475,961    640,661    913,120  1,024,581 1,025,162     31,888       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     12.365623   11.537349  11.518267  10.989611   8.843472 11.905935  12.500000       --       --       --
   Value at End of Year       12.291557   12.365623  11.537349  11.518267  10.989611  8.843472  11.905935       --       --       --
   Venture III No. of Units      18,099      21,614     27,048     30,729     46,925    46,298     31,888       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     12.332194   11.511903  11.498591  10.976335   8.837200 11.903453  12.500000       --       --       --
   Value at End of Year       12.252154   12.332194  11.511903  11.498591  10.976335  8.837200  11.903453       --       --       --
   Venture III No. of Units     132,063     160,841    248,509    327,149    394,503   428,051    130,404       --       --       --

U.S. GLOBAL LEADERS GROWTH TRUST - SERIES II SHARES (units first credited 5-03-2004)

Contracts with no Optional Benefits
   Value at Start of Year     12.943408   12.964305  13.066805  12.500000         --        --         --       --       --       --
   Value at End of Year       13.175163   12.943408  12.964305  13.066805         --        --         --       --       --       --
   Venture III No. of Units     277,680     386,887    495,325     71,835         --        --         --       --       --       --
   NY Venture III No. of
      Units                      35,317      37,510     40,163     18,636         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     12.926217   12.953542  13.062474  12.500000         --        --         --       --       --       --
   Value at End of Year       13.151043   12.926217  12.953542  13.062474         --        --         --       --       --       --
   Venture III No. of Units     200,450     301,204    424,410         85         --        --         --       --       --       --
   NY Venture III No. of
      Units                      40,589      62,741     87,301     19,626         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     12.874789   12.921319  13.049486  12.500000         --        --         --       --       --       --
   Value at End of Year       13.078978   12.874789  12.921319  13.049486         --        --         --       --       --       --
   Venture III No. of Units     143,182     233,045    304,919     51,871         --        --         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     12.857691   12.910600  13.045166  12.500000         --        --         --       --       --       --
   Value at End of Year       13.055044   12.857691  12.910600  13.045166         --        --         --       --       --       --
   Venture III No. of Units      36,693      44,371     58,861         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     12.806554   12.878499  13.032206  12.500000         --        --         --       --       --       --
   Value at End of Year       12.983512   12.806554  12.878499  13.032206         --        --         --       --       --       --
   Venture III No. of Units      15,154      25,150     26,557      5,083         --        --         --       --       --       --

U.S. GLOBAL LEADERS GROWTH TRUST - SERIES I SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year     12.969536   12.950895  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.219065   12.969536  12.950895         --         --        --         --       --       --       --
   Venture III No. of Units      98,858     129,449    153,310         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     12.952312   12.940143  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.194870   12.952312  12.940143         --         --        --         --       --       --       --
   Venture III No. of Units     172,908     217,058    254,132         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     12.900774   12.907963  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.122560   12.900774  12.907963         --         --        --         --       --       --       --
   Venture III No. of Units       2,372       3,921      4,212         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     12.883649   12.897247  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.098563   12.883649  12.897247         --         --        --         --       --       --       --
   Venture III No. of Units      28,808      34,434     48,085         --         --        --         --       --       --       --

U.S. GOVERNMENT SECURITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     13.657521   13.325803  13.352760  13.219027  13.228371 12.615206         --       --       --       --
   Value at End of Year       13.826238   13.657521  13.325803  13.352760  13.219027 13.228371         --       --       --       --
   Venture III No. of Units   1,159,441   1,186,616  1,535,167  2,276,112  1,868,640   706,239         --       --       --       --
   NY Venture III No. of
      Units                      39,669      48,218    114,800    119,680    136,243    52,169         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     13.501489   13.180139  13.213383  13.087595  13.103404 12.500000         --       --       --       --
   Value at End of Year       13.661396   13.501489  13.180139  13.213383  13.087595 13.103404         --       --       --       --
   Venture III No. of Units     426,002     564,405    831,527  1,280,511  1,696,560 1,055,375         --       --       --       --
   NY Venture III No. of
      Units                      89,990     109,795    144,792    219,941    252,802   293,643         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     13.407988   13.108456  13.161193  13.055529  13.090912 12.500000         --       --       --       --
   Value at End of Year       13.546353   13.407988  13.108456  13.161193  13.055529 13.090912         --       --       --       --
   Venture III No. of Units     283,726     330,894    357,519    413,421    341,401    15,548         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     13.376967   13.084646  13.143837  13.044856  13.086765 12.500000         --       --       --       --
   Value at End of Year       13.508211   13.376967  13.084646  13.143837  13.044856 13.086765         --       --       --       --
   Venture III No. of Units      84,373     121,730    168,320    265,357    432,596   245,705         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     12.644133   12.386347  12.461012  12.385790  12.500000        --         --       --       --       --
   Value at End of Year       12.748953   12.644133  12.386347  12.461012  12.385790        --         --       --       --       --
   Venture III No. of Units      28,416      17,357     28,701     46,691     45,968        --         --       --       --       --

U.S. GOVERNMENT SECURITIES TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     16.166325   15.743938  15.756371  15.569817  15.559146 14.647092  14.436950       --       --       --
   Value at End of Year       16.401174   16.166325  15.743938  15.756371  15.569817 15.559146  14.647092       --       --       --
   Venture III No. of Units     103,644     110,677    163,744    263,651    358,655   516,015    121,534       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     13.970542   13.612325  13.629862  13.475239  13.472743 12.689331  12.500000       --       --       --
   Value at End of Year       14.166368   13.970542  13.612325  13.629862  13.475239 13.472743  12.689331       --       --       --
   Venture III No. of Units     124,026     137,168    189,994    298,512    405,665   639,740     26,818       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     13.857536   13.522425  13.560125  13.426478  13.444151 12.681412  12.500000       --       --       --
   Value at End of Year       14.030599   13.857536  13.522425  13.560125  13.426478 13.444151  12.681412       --       --       --
   Venture III No. of Units       8,765      11,100     15,132     20,866     23,225    42,239     26,818       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     13.820101   13.492618  13.536977  13.410281  13.434646 12.678773  12.500000       --       --       --
   Value at End of Year       13.985678   13.820101  13.492618  13.536977  13.410281 13.434646  12.678773       --       --       --
   Venture III No. of Units      20,492      29,367     47,907     86,647    210,255   487,625     78,307       --       --       --

U.S. HIGH YIELD BOND TRUST - SERIES II SHARES (units first credited 5-01-2005)

Contracts with no Optional Benefits
   Value at Start of Year     13.845589   12.858589  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.983914   13.845589  12.858589         --         --        --         --       --       --       --
   Venture III No. of Units      43,968      30,339     19,752         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     13.834111   12.854330  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.965294   13.834111  12.854330         --         --        --         --       --       --       --
   Venture III No. of Units      12,919      37,683     12,890         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     13.799697   12.841547  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.909560   13.799697  12.841547         --         --        --         --       --       --       --
   Venture III No. of Units       8,153      11,031      1,513         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     13.788263   12.837297  12.500000         --         --        --         --       --       --       --
   Value at End of Year       13.891054   13.788263  12.837297         --         --        --         --       --       --       --
   Venture III No. of Units         448       3,517      5,217         --         --        --         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     13.753981   12.824537         --         --         --        --         --       --       --       --
   Value at End of Year       13.835628   13.753981         --         --         --        --         --       --       --       --
   Venture III No. of Units         861      10,054         --         --         --        --         --       --       --       --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     15.345044   14.135691  13.591728  12.664320   9.419481 11.886116         --       --       --       --
   Value at End of Year       15.014071   15.345044  14.135691  13.591728  12.664320  9.419481         --       --       --       --
   Venture III No. of Units   1,049,829   1,244,178  1,602,506  1,961,610  1,462,835   642,992         --       --       --       --
   NY Venture III No. of
      Units                     102,502     133,898    150,052    155,958    132,369    38,532         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     16.100219   14.838746  14.274847  13.307497   9.902818 12.500000         --       --       --       --
   Value at End of Year       15.745027   16.100219  14.838746  14.274847  13.307497  9.902818         --       --       --       --
   Venture III No. of Units     983,914   1,284,989  1,714,204  2,067,264  2,066,680 1,174,328         --       --       --       --
   NY Venture III No. of
      Units                     142,468     185,835    319,494    429,814    341,199    78,162         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     15.988741   14.758060  14.218473  13.274886   9.893359 12.500000         --       --       --       --
   Value at End of Year       15.612438   15.988741  14.758060  14.218473  13.274886  9.893359         --       --       --       --
   Venture III No. of Units     397,789     523,972    585,268    654,850     76,646     7,784         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     15.951748   14.731264  14.199735  13.264045   9.890208 12.500000         --       --       --       --
   Value at End of Year       15.568493   15.951748  14.731264  14.199735  13.264045  9.890208         --       --       --       --
   Venture III No. of Units     100,916     122,859    161,390    300,120    220,893   155,489         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     18.334977   16.957493  16.370100  15.314397  12.500000        --         --       --       --       --
   Value at End of Year       17.867479   18.334977  16.957493  16.370100  15.314397        --         --       --       --       --
   Venture III No. of Units      28,643      47,596     48,942     91,385     30,859        --         --       --       --       --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     14.886458   13.676088  13.138724  12.211016   9.057170 12.307781  12.658745       --       --       --
   Value at End of Year       14.591540   14.886458  13.676088  13.138724  12.211016  9.057170  12.307781       --       --       --
   Venture III No. of Units     292,300     376,821    470,989    655,604    627,288   642,670    118,594       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     14.570228   13.392238  12.872436  11.969518   8.882477 12.076441  12.500000       --       --       --
   Value at End of Year       14.274401   14.570228  13.392238  12.872436  11.969518  8.882477  12.076441       --       --       --
   Venture III No. of Units     272,523     392,469    490,787    677,477    725,126   805,400     13,438       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     14.452351   13.303775  12.806545  11.926177   8.863588 12.068885  12.500000       --       --       --
   Value at End of Year       14.137566   14.452351  13.303775  12.806545  11.926177  8.863588  12.068885       --       --       --
   Venture III No. of Units      32,337      32,376     36,858     55,972     76,646    68,919     13,438       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     14.413274   13.274423  12.784664  11.911766   8.857296 12.066364  12.500000       --       --       --
   Value at End of Year       14.092258   14.413274  13.274423  12.784664  11.911766  8.857296  12.066364       --       --       --
   Venture III No. of Units      73,770      90,019    128,844    223,280    198,149   208,756     43,256       --       --       --

UTILITIES TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     24.789544   19.271293  16.807837  13.222661  10.012642 11.514948         --       --       --       --
   Value at End of Year       30.989899   24.789544  19.271293  16.807837  13.222661 10.012642         --       --       --       --
   Venture III No. of Units     487,933     520,557    552,143    485,377    347,539   136,524         --       --       --       --
   NY Venture III No. of
      Units                      40,567      41,179     27,420      9,793      5,898     1,856         --       --       --       --

Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     26.847968   20.881905  18.221642  14.342071  10.865724 12.500000         --       --       --       --
   Value at End of Year       33.546335   26.847968  20.881905  18.221642  14.342071 10.865724         --       --       --       --
   Venture III No. of Units     129,562     193,282    233,855    225,798    190,234   101,440         --       --       --       --
   NY Venture III No. of
      Units                      45,373      67,955     64,311     51,787     14,381     9,361         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     26.662134   20.768391  18.149695  14.306938  10.855356 12.500000         --       --       --       --
   Value at End of Year       33.263962   26.662134  20.768391  18.149695  14.306938 10.855356         --       --       --       --
   Venture III No. of Units     262,129     297,814    330,595    255,137    110,420    17,159         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     26.600468   20.730689  18.125780  14.295247  10.851911 12.500000         --       --       --       --
   Value at End of Year       33.170358   26.600468  20.730689  18.125780  14.295247 10.851911         --       --       --       --
   Venture III No. of Units      36,452      48,417     62,875     54,183     37,657    14,272         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     27.824050   21.716710  19.016315  15.020136  12.500000        --         --       --       --       --
   Value at End of Year       34.643904   27.824050  21.716710  19.016315  15.020136        --         --       --       --       --
   Venture III No. of Units      38,771      43,534     45,405     29,784     12,075        --         --       --       --       --

UTILITIES TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     17.341447   13.456892  11.710274   9.198854   6.951501  9.243770  10.844677       --       --       --
   Value at End of Year       21.730128   17.341447  13.456892  11.710274   9.198854  6.951501   9.243770       --       --       --
   Venture III No. of Units      79,120     136,213    174,178    252,067    276,737   264,826     76,161       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     19.862364   15.420799  13.425966  10.551871   7.977953 10.614010  12.500000       --       --       --
   Value at End of Year       24.876532   19.862364  15.420799  13.425966  10.551871  7.977953  10.614010       --       --       --
   Venture III No. of Units      81,943      87,809    100,167    115,721    119,753   119,237        567       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     19.701770   15.318994  13.357274  10.513672   7.960992 10.607363  12.500000       --       --       --
   Value at End of Year       24.638240   19.701770  15.318994  13.357274  10.513672  7.960992  10.607363       --       --       --
   Venture III No. of Units       5,328       5,832      6,172     19,800     15,233    17,159        567       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     19.648495   15.285191  13.334453  10.500964   7.955341 10.605146  12.500000       --       --       --
   Value at End of Year       24.559275   19.648495  15.285191  13.334453  10.500964  7.955341  10.605146       --       --       --
   Venture III No. of Units      21,711      27,139     33,725     41,942     32,834    32,617     15,856       --       --       --

VALUE TRUST - SERIES II SHARES (units first credited 5-13-2002)

Contracts with no Optional Benefits
   Value at Start of Year     19.486187   16.399020  14.838145  13.113578   9.618617 12.656613         --       --       --       --
   Value at End of Year       20.699764   19.486187  16.399020  14.838145  13.113578  9.618617         --       --       --       --
   Venture III No. of Units     555,610     762,073    652,914    805,980    399,055   135,128         --       --       --       --
   NY Venture III No. of
      Units                      45,299      40,150     28,146     24,103      4,930     3,908         --       --       --       --

Venture III Prior

                               YEAR         YEAR       YEAR       YEAR       YEAR       YEAR      YEAR      YEAR     YEAR     YEAR
                               ENDED       ENDED      ENDED       ENDED      ENDED     ENDED      ENDED    ENDED     ENDED   ENDED
                              12/31/07    12/31/06   12/31/05   12/31/04   12/31/03   12/31/02  12/31/01  12/31/00 12/31/99 12/31/98
                            ----------- ----------- ---------- ---------- ---------- --------- ---------- -------- -------- --------
Contracts with the Annual Step Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year     19.200557   16.166695  14.635222  12.940716   9.496575 12.500000         --       --       --       --
   Value at End of Year       20.386088   19.200557  16.166695  14.635222  12.940716  9.496575         --       --       --       --
   Venture III No. of Units     131,979     179,690    234,496    269,435    282,804   195,802         --       --       --       --
   NY Venture III No. of
      Units                      44,247      44,974     45,053     48,220     19,711    22,239         --       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003) or Contracts with GEM (all issue dates)
   Value at Start of Year     19.067621   16.078797  14.577434  12.909015   9.487504 12.500000         --       --       --       --
   Value at End of Year       20.214439   19.067621  16.078797  14.577434  12.909015  9.487504         --       --       --       --
   Venture III No. of Units     277,579     341,532    317,248    290,234    142,695    26,508         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     19.023541   16.049614  14.558218  12.898462   9.484479 12.500000         --       --       --       --
   Value at End of Year       20.157565   19.023541  16.049614  14.558218  12.898462  9.484479         --       --       --       --
   Venture III No. of Units      24,934      23,342     43,909     50,385     56,142    21,726         --       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued on or after 5-5-2003)
   Value at Start of Year     23.993769   20.273142  18.416813  16.341700  12.500000        --         --       --       --       --
   Value at End of Year       25.385763   23.993769  20.273142  18.416813  16.341700        --         --       --       --       --
   Venture III No. of Units      20,726      22,490     22,585     26,969     16,361        --         --       --       --       --

VALUE TRUST - SERIES I SHARES (units first credited 8-01-2001)

Contracts with no Optional Benefits (not issued in NY)
   Value at Start of Year     26.785403   22.495273  20.316970  17.934088  13.139390 17.304087  17.953510       --       --       --
   Value at End of Year       28.509469   26.785403  22.495273  20.316970  17.934088 13.139390  17.304087       --       --       --
   Venture III No. of Units      83,029      99,856    126,879    199,666    171,980   265,249     76,144       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003 (not issued in NY))
   Value at Start of Year     18.458164   15.509501  14.014638  12.377130   9.072620 11.954290  12.500000       --       --       --
   Value at End of Year       19.636370   18.458164  15.509501  14.014638  12.377130  9.072620  11.954290       --       --       --
   Venture III No. of Units      87,871     107,622    133,116    199,589    186,281   217,663      8,999       --       --       --

Contracts with the Annual Step Death Benefit (issued on or after 5-5-2003 (not issued in NY)) or Contracts with GEM (all issue dates
(not issued in NY))
   Value at Start of Year     18.308850   15.407059  13.942906  12.332304   9.053320 11.946808  12.500000       --       --       --
   Value at End of Year       19.448172   18.308850  15.407059  13.942906  12.332304  9.053320  11.946808       --       --       --
   Venture III No. of Units      16,260      17,075     19,106     18,710     19,287    26,508      8,999       --       --       --

Contracts with the Annual Step Death Benefit and GEM (issued prior to 5-5-2003)
   Value at Start of Year     18.259349   15.373062  13.919071  12.317400   9.046893 11.944310  12.500000       --       --       --
   Value at End of Year       19.385840   18.259349  15.373062  13.919071  12.317400  9.046893  11.944310       --       --       --
   Venture III No. of Units      34,251      40,841     59,482     73,701    113,062   160,771     90,953       --       --       --

                                    VERSION C
                        (Wealthmark ML3 Variable Annuity)
                            (prior contracts version)

                              (JOHN HANCOCK LOGO)


                                                 Prospectus dated April 28, 2008


                         Wealthmark ML3 Variable Annuity
                           PREVIOUSLY ISSUED CONTRACTS


This Prospectus describes interests in WEALTHMARK ML3 flexible Purchase Payment deferred combination Fixed and Variable Annuity Contracts (singly, a "Contract" and collectively, the "Contracts") previously issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York, or by JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK ("John Hancock New York") in New York. These Contracts are no longer offered for sale, however, you may make additional Purchase Payments as permitted under your Contract. Unless otherwise specified, "we," "us," "our," or a "Company" refers to the applicable issuing Company of a Contract. You, the Contract Owner, should refer to the first page of your Wealthmark ML3 variable annuity contract for the name of your issuing Company.



VARIABLE INVESTMENT OPTIONS. You may allocate Contract Values or additional Purchase Payments, to the extent permitted under your Contract, in Variable Investment Options. If you do, we will measure your Contract Value (other than value allocated to a Fixed Investment Option) and Variable Annuity payments according to the investment performance of applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H or, in the case of John Hancock New York, applicable Sub-Accounts of JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A (singly, a "Separate Account" and collectively, the "Separate Accounts"). Each Sub-Account invests in one of the following Portfolios that corresponds to one of the Variable Investment Options that we make available on the date of this Prospectus:



JOHN HANCOCK TRUST                                      JOHN HANCOCK TRUST                     JOHN HANCOCK TRUST
500 Index Trust B                                       Global Allocation Trust                Money Market Trust B
Active Bond Trust                                       Global Bond Trust                      Natural Resources Trust
All Cap Core Trust                                      Global Trust                           Optimized All Cap Trust
American Asset Allocation Trust                         Health Sciences Trust                  Optimized Value Trust
American Bond Trust                                     High Income Trust                      Pacific Rim Trust
American Fundamental Holdings Trust                     High Yield Trust                       Real Estate Securities Trust
American Global Diversification Trust                   Income & Value Trust                   Science & Technology Trust
American Global Growth Trust                            Index Allocation Trust                 Small Cap Growth Trust
American Global Small Capitalization Trust              International Core Trust               Small Cap Index Trust
American Growth Trust                                   International Equity Index Trust B     Small Cap Opportunities
American Growth-Income Trust                            International Opportunities Trust      Small Cap Value
American High-Income Bond Trust                         International Small Cap Trust          Small Company Value
American International Trust                            International Value Trust              Strategic Bond Trust
American New World Trust                                Investment Quality Bond Trust          Total Bond Market Trust A
Blue Chip Growth Trust                                  Lifestyle Aggressive Trust             Total Return Trust
Capital Appreciation Trust                              Lifestyle Balanced Trust               Total Stock Market Index Trust
Classic Value Trust                                     Lifestyle Conservative Trust           U.S. Government Securities Trust
Core Equity Trust                                       Lifestyle Growth Trust                 U.S. Large Cap Trust
Equity-Income Trust                                     Lifestyle Moderate Trust               Value Trust
Financial Services Trust                                Mid Cap Index Trust                    DWS SCUDDER FUNDS
Franklin Templeton Founding Allocation Trust            Mid Cap Intersection Trust             DWS Core Fixed Income VIP
Fundamental Value Trust                                 Mid Cap Stock Trust                    DWS Equity 500 Index VIP


CONTRACTS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR INSURED, GUARANTEED OR ENDORSED BY, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. PLEASE READ THIS PROSPECTUS CAREFULLY AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS INFORMATION ABOUT THE SEPARATE ACCOUNTS AND THE VARIABLE PORTION OF THE CONTRACT THAT YOU SHOULD KNOW BEFORE INVESTING. THE CONTRACTS HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION ("SEC"). NEITHER THE SEC NOR ANY STATE HAS DETERMINED WHETHER THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)                       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK
ANNUITIES SERVICE CENTER              MAILING ADDRESS              ANNUITIES SERVICE CENTER              MAILING ADDRESS
164 Corporate Drive                   Post Office Box 9505         164 Corporate Drive                   Post Office Box 9506
Portsmouth, NH 03801-6815             Portsmouth, NH 03802-9505    Portsmouth, NH 03801-6815             Portsmouth, NH 03802-9506
(617) 663-3000 or                     www.jhannuities.com          (877) 391-3748 or                     www.jhannuitiesnewyork.com
(800) 344-1029                                                     (800) 551-2078

                                Table of Contents
I.  GLOSSARY OF SPECIAL TERMS......................................    1
II. OVERVIEW.......................................................    4
III. FEE TABLES....................................................    8
   EXAMPLES........................................................   11
IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS
    AND THE PORTFOLIOS                                                19
   THE COMPANIES...................................................   19
   THE SEPARATE ACCOUNTS...........................................   21
   THE PORTFOLIOS..................................................   21
     Portfolio Expenses............................................   22
     Funds-of-Funds and Master Feeder Funds........................   22
     Portfolio Investment Objectives and Strategies................   22
   VOTING INTEREST.................................................   31
V. DESCRIPTION OF THE CONTRACT.....................................   32
   ELIGIBLE PLANS..................................................   32
   ELIGIBLE GROUPS.................................................   32
   ACCUMULATION PERIOD PROVISIONS..................................   32
     Purchase Payments.............................................   32
     Accumulation Units............................................   33
     Value of Accumulation Units...................................   33
     Net Investment Factor.........................................   33
     Transfers Among Investment Options............................   34
     Maximum Number of Investment Options..........................   35
     Telephone and Electronic Transactions.........................   35
     Special Transfer Services-Dollar Cost Averaging Program.......   35
     Special Transfer Services - Asset Rebalancing Program.........   36
     Withdrawals...................................................   36
     Special Withdrawal Services - The Income Plan.................   37
     Optional Guaranteed Minimum Withdrawal Benefits...............   37
     Death Benefit During the Accumulation Period..................   37
     Optional Enhanced Death Benefits..............................   39
   PAY-OUT PERIOD PROVISIONS.......................................   39
     General.......................................................   39
     Annuity Options...............................................   40
     Determination of Amount of the First Variable Annuity Payment.   43
     Annuity Units and the Determination of Subsequent Variable
     Annuity Payments..............................................   43
     Transfers During Pay-out Period...............................   43
     Death Benefit During Pay-out Period...........................   43
     Optional Guaranteed Minimum Income Benefits...................   44
   OTHER CONTRACT PROVISIONS.......................................   44
     Right to Review...............................................   44
     Ownership.....................................................   44
     Annuitant.....................................................   45
     Beneficiary...................................................   45
     Modification..................................................   45
     Our Approval..................................................   45
     Misstatement and Proof of Age, Sex or Survival................   45
   FIXED INVESTMENT OPTIONS........................................   45
VI. CHARGES AND DEDUCTIONS.........................................   47
   WITHDRAWAL CHARGES..............................................   47
   ASSET-BASED CHARGES.............................................   49
     Daily Administration Fee......................................   49
     Distribution Fee..............................................   49
     Mortality and Expense Risks Fee...............................   49
   REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS..............   49
   PREMIUM TAXES...................................................   50
VII. FEDERAL TAX MATTERS...........................................   51
   INTRODUCTION....................................................   51
   OUR TAX STATUS..................................................   51
   SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS....................   51
   NON-QUALIFIED CONTRACTS.........................................   51
     Undistributed Gains...........................................   52
     Taxation of Annuity Payments..................................   52
     Surrenders, Withdrawals and Death Benefits....................   52
     Taxation of Death Benefit Proceeds............................   52
     Penalty Tax on Premature Distributions........................   53
     Puerto Rico Non-Qualified Contracts...........................   53
     Diversification Requirements..................................   53
   QUALIFIED CONTRACTS.............................................   54
     Penalty Tax on Premature Distributions........................   55
     Rollovers and Transfers.......................................   55
     Loans.........................................................   56
     Puerto Rico Contracts Issued to Fund Retirement Plans.........   57
   SEE YOUR OWN TAX ADVISOR........................................   57
VIII. GENERAL MATTERS..............................................   58
   ASSET ALLOCATION SERVICES.......................................   58
   RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM........   58
   DISTRIBUTION OF CONTRACTS.......................................   58
     Standard Compensation.........................................   59
     Revenue Sharing and Additional Compensation...................   59
     Differential Compensation.....................................   59
   CONFIRMATION STATEMENTS.........................................   60
   REINSURANCE ARRANGEMENTS........................................   60
APPENDIX A: EXAMPLES OF CALCULATION OF WITHDRAWAL CHARGE...........  A-1
APPENDIX B:  QUALIFIED PLAN TYPES..................................  B-1
APPENDIX C: OPTIONAL ENHANCED DEATH BENEFITS.......................  C-1
APPENDIX D: OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS........  D-1
APPENDIX E:  OPTIONAL GUARANTEED MINIMUM INCOME BENEFITS...........  E-1
APPENDIX F: ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM
            WITHDRAWAL BENEFIT RIDERS                                F-1
APPENDIX U:  ACCUMULATION UNIT VALUE TABLES........................  U-1

We provide additional information about the Contracts and the Separate Accounts, including information on our history, the accumulation unit value tables, services provided to the Separate Account and legal and regulatory matters, in Statements of Additional Information. We filed the Statement of Additional Information with the SEC on the same date as this Prospectus, and incorporate it herein by reference. You may obtain a copy of the current Statement of Additional Information applicable to your Contract without charge upon request by contacting us at the Annuities Service Center shown on the first page of this Prospectus. The SEC also maintains a Web site (http://www.sec.gov) that contains the Statements of Additional Information and other information about us, the Contracts and the Separate Accounts. We list the Table of Contents of the Statements of Additional Information below.

JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
Statement of Additional Information
Table of Contents


General Information and History.................................................1
Accumulation Unit Value Tables..................................................1
Services........................................................................1
           Independent Registered Public Accounting Firm........................1
           Servicing Agent......................................................1
           Principal Underwriter................................................1
           Special Compensation and Reimbursement Arrangements..................2
Legal and Regulatory Matters....................................................4
Appendix A: Audited Financial Statements....................................... A-1


JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A Statement of Additional Information
Table of Contents


General Information and History..................................................1
Accumulation Unit Value Tables...................................................1
Services.........................................................................1
           Independent Registered Public Accounting Firm.........................1
           Servicing Agent.......................................................1
           Principal Underwriter.................................................1
           Special Compensation and Reimbursement Arrangements...................2
Legal and Regulatory Matters.....................................................4
Appendix A:  Audited Financial Statements........................................A-1

                          I. Glossary of Special Terms

The following terms as used in this Prospectus have the indicated meanings. We also define other terms in specific sections of this Prospectus.


1940 ACT: The Investment Company Act of 1940, as amended.



ACCUMULATION PERIOD: The period between the issue date of the Contract and the Annuity Commencement Date.



ADDITIONAL PURCHASE PAYMENT: Any Purchase Payment made after the initial Purchase Payment.



ANNUITANT: Any natural person or persons to whom annuity payments are made and whose life is used to determine the duration of annuity payments involving life contingencies. If the Contract Owner names more than one person as an "Annuitant," the second person named is referred to as "co-Annuitant." The "Annuitant" and "co-Annuitant" are referred to collectively as "Annuitant." The Annuitant is as designated on the Contract specification page or in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.



ANNUITIES SERVICE CENTER: The mailing address of our service office is listed on the first page of this Prospectus. You can send overnight mail to us at the street address of the Service Center, 164 Corporate Drive, Portsmouth, NH 03801-6805.



ANNUITY COMMENCEMENT DATE: The date we/you annuitize your Contract. That is, the Pay-out Period commences and we begin to make annuity payments to the Annuitant. You can change the Annuity Commencement Date to any date prior to the Maturity Date.


ANNUITY OPTION: The method selected by the Contract Owner (or as specified in the Contract if no selection is made) for annuity payments made by us.

ANNUITY UNIT: A unit of measure that is used after the election of an Annuity Option to calculate Variable Annuity payments.

BENEFICIARY: The person, persons or entity entitled to the death benefit under the Contract upon the death of a Contract Owner or, in certain circumstances, an Annuitant. The Beneficiary is as specified in the application, unless changed.

BUSINESS DAY: Any day on which the New York Stock Exchange is open for business. The end of a Business Day is the close of daytime trading of the New York Stock Exchange, which generally is 4:00 p.m. Eastern Time.

CODE:  The Internal Revenue Code of 1986, as amended.

COMPANY:  John Hancock USA or John Hancock New York.

CONTINGENT BENEFICIARY: The person, persons or entity to become the Beneficiary if the Beneficiary is not alive. The Contingent Beneficiary is as specified in the application, unless changed.

CONTRACT: The variable annuity Contract offered by this Prospectus. If you purchased this annuity under a group Contract, a "Contract" means the certificate issued to you under the group Contract.

CONTRACT ANNIVERSARY:  The anniversary of the Contract Date.

CONTRACT DATE:  The date of issue of the Contract.

CONTRACT VALUE: The total of the Investment Account values and, if applicable, any amount in the Loan Account attributable to the Contract.

CONTRACT YEAR: The period of twelve consecutive months beginning on the date as of which the Contract is issued, or any anniversary of that date.

DEBT: Any amounts in the Loan Account attributable to the Contract plus any accrued loan interest. The loan provision is applicable to certain Qualified Contracts only.

FIXED ANNUITY: An Annuity Option with payments for a set dollar amount that we guarantee.

FIXED INVESTMENT OPTION: An Investment Option in which a Company guarantees the principal value and the rate of interest credited to the Investment Account for the term of any guarantee period.

GENERAL ACCOUNT: All of a Company's assets, other than assets in its Separate Account and any other separate accounts it may maintain.

INVESTMENT ACCOUNT: An account we establish for you which represents your interests in an Investment Option during the Accumulation Period.

INVESTMENT OPTIONS:  The investment choices available to Contract Owners.

JOHN HANCOCK NEW YORK:  John Hancock Life Insurance Company of New York.

JOHN HANCOCK USA:  John Hancock Life Insurance Company (U.S.A.).

LOAN ACCOUNT: The portion of our General Account that we use for collateral for a loan under certain Qualified Contracts.


MATURITY DATE: The latest allowable Annuity Commencement Date under your Contract. That is, the last date (unless we consent to a later date) on which the Pay-out Period commences and we begin to make annuity payments to the Annuitant. The Maturity Date is the date specified on the Contract specifications page, unless changed with our consent.


NON-QUALIFIED CONTRACT: A Contract which is not issued under a Qualified Plan.


OWNER OR CONTRACT OWNER ("YOU"): The person, persons (co-Owner) or entity entitled to all of the Ownership rights under the Contract. References in this Prospectus to Contract Owners are typically by use of "you." The Owner has the legal right to make all changes in contractual designations where specifically permitted by the Contract. The Owner is as specified in the application, unless changed. The Annuitant becomes the Owner of the Contract during the Pay-out Period.



PAY-OUT PERIOD: The period when we make annuity payments to you following the Annuity Commencement Date.



PORTFOLIO: A series of a registered open-end management investment company which corresponds to a Variable Investment Option.


PROSPECTUS:  This Prospectus that describes interests in the Contract.

PURCHASE PAYMENT: An amount you pay to us for the benefits provided by the Contract.

QUALIFIED CONTRACT:  A Contract issued under a Qualified Plan.

QUALIFIED PLAN: A retirement plan that receives favorable tax treatment under
Section 401, 403, 408 (IRAs), 408A (Roth IRAs) or 457 of the Code.


RESET: A reduction of the Benefit Base if you take Excess Withdrawals (see "Appendix D: Optional Guaranteed Minimum Withdrawal Benefits").


RIDER:  An optional benefit that you may elect for an additional charge.

SEPARATE ACCOUNT: John Hancock Life Insurance Company (U.S.A.) Separate Account H or John Hancock Life Insurance Company of New York Separate Account A, as applicable. A separate account is a segregated asset account of a company that is not commingled with the general assets and obligations of the company.


STEP-UP: An increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base (see "Appendix D: Optional Guaranteed Minimum Withdrawal Benefits").



STEP-UP DATE:  The date on which we determine whether a Step-up could occur.



SUB-ACCOUNT: A Sub-Account of a Separate Account. Each Sub-Account invests in shares of a specific Portfolio.



UNLIQUIDATED PURCHASE PAYMENTS: The amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date.


UNPAID LOANS: The unpaid amount (including any accrued interest) of loans a Qualified Contract Owner may have taken from us, using certain Contract Value as collateral.

VARIABLE ANNUITY: An Annuity Option with payments which: (1) are not predetermined or guaranteed as to dollar amount, and (2) vary in relation to the investment experience of one or more specified Sub-Accounts.

VARIABLE INVESTMENT OPTION: An Investment Option corresponding to a Sub-Account of a Separate Account that invests in shares of a specific Portfolio.



WITHDRAWAL AMOUNT: The total amount taken from your Contract Value, including any applicable withdrawal charge, tax and proportional share of administrative fee, to process a withdrawal.

                                  II. Overview

This overview tells you some key points you should know about the Contract. Because this is an overview, it does not contain all the information that may be important to you. You should read carefully this entire Prospectus, including its Appendices, your Contract and the Statement of Additional Information for more detailed information.

Insurance laws and regulations apply to us in every state in which our Contracts are sold. As a result, various terms and conditions of your Contract may vary from the terms and conditions described in this Prospectus, depending upon where you purchased a Contract. These variations will be reflected in your Contract or in a Rider attached to your Contract.

WHAT KIND OF CONTRACT IS DESCRIBED IN THIS PROSPECTUS?


The Contract is a flexible Purchase Payment deferred combination Fixed and Variable Annuity Contract between you and a Company. "Deferred" means payments by a Company begin on a future date under a Contract. "Variable" means your investment amounts in a Contract may increase or decrease in value daily based upon your investment choices. A Contract provides for the accumulation of your investment amounts and the payment of annuity benefits on a variable and/or fixed basis. Depending on state requirements, we may have issued the Contract under a master group Contract.


We no longer offer the Contracts described in this Prospectus for sale; however, you may make additional Purchase Payments as permitted under your Contract.

WHO ISSUED MY CONTRACT?


Your Contract provides the name of the Company that issued your Contract. In general, John Hancock USA may have issued the Contract in any jurisdiction except New York. John Hancock New York issued the Contract only in New York. Each Company sponsors its own Separate Account.


WHAT ARE SOME BENEFITS OF THE CONTRACT?

The Contract offers access to diversified money managers, a death benefit, and an optional death benefit, an optional guaranteed minimum withdrawal benefit, annuity payments and tax-deferred treatment of earnings.


In most cases, no income tax will have to be paid on your earning under the Contract until these earnings are paid out.



We will pay a death benefit to your Beneficiary if you die during the Accumulation Period, which is described in this Prospectus under "Death Benefit During Accumulation Period."



We offer a variety of Fixed Annuity and Variable Annuity payment options. Periodic annuity payments will begin on the Annuity Commencement Date. You select the Maturity Date, the frequency of payment and the type of annuity payment option. Annuity payments are made to the Annuitant. We provide more information about payout benefits in "V. Description of the Contract - Pay-Out Provisions."


HOW DOES THE CONTRACT WORK?


Under the Contract, you make one or more Purchase Payments to a Company for a period of time, known as the Accumulation Period. During the Accumulation Period, your Purchase Payments will be allocated to Investment Options. You may transfer among the investment options and take withdrawals. Later, beginning on the Annuity Commencement Date, that Company makes one or more annuity payments under the Contract, known as the Pay-out Period. Your Contract Value during the Accumulation Period and the amounts of annuity payments during the Pay-out Period may either be variable or fixed, depending upon your choice.


HOW CAN I INVEST MONEY IN THE CONTRACT?


We use the term Purchase Payment to refer to the investments you make in the Contract. We required you to pay at least $10,000 for the initial Purchase Payment. Each Additional Purchase Payment must be at least $30. Generally, you may make Additional Purchase Payments at any time.



If a Purchase Payment would cause your Contract Value to exceed $1 million or your Contract Value already exceeds $1 million, you must obtain our approval in order to make the Purchase Payment.

WHAT CHARGES DO I PAY UNDER THE CONTRACT?



Your Contract has asset-based charges to compensate us primarily for our administrative expenses and for the mortality and expense risks that we assume under the Contract. These charges do not apply to assets you have in a Fixed Investment Option. We take the deduction proportionally from each Variable Investment Options you are then using. We make deductions for any applicable taxes based on the amount of a Purchase Payment. If you elect a Rider, we also deduct the Rider charges shown in the Fee Tables proportionally from each of your Investment Options based on your value in each.



If you withdraw some of your Purchase Payments from your Contract prior to the Annuity Commencement Date, or if you surrender your Contract, in its entirety, for cash prior to the Annuity Commencement Date, we may assess a withdrawal charge. The amount of this charge will depend on the number of years that have passed since we received your Purchase Payments, as shown in the Fee Tables.


WHAT ARE MY INVESTMENT CHOICES?

There are two main types of Investment Options: Variable Investment Options and Fixed Investment Options.


VARIABLE INVESTMENT OPTIONS. You may invest in any of the Variable Investment Options. Each Variable Investment Option is a Sub-Account of a Separate Account that invests in a corresponding Portfolio. The Portfolio Prospectus contains a full description of a Portfolio. The amount you've invested in any Variable Investment Option will increase or decrease based upon the investment performance of the corresponding Portfolio (reduced by certain charges we deduct
- see "III. Fee Tables"). Your Contract Value during the Accumulation Period and the amounts of annuity payments will depend upon the investment performance of the underlying Portfolio of the Variable Investment Option you select and/or upon the interest we credit on each Fixed Investment Option you select.



Allocating assets only to one or a small number of the Variable Investment Options (other than the Lifestyle or Index Allocation Trusts) should not be considered a balanced investment strategy. In particular, allocating assets to a small number of Variable Investment Options that concentrate their investments in a particular business or market sector will increase the risk that your Contract Value will be more volatile since these Variable Investment Options may react similarly to business or market specific events. Examples of business or market sectors where this risk historically has been and may continue to be particularly high include: (a) technology-related business sectors, including internet-related businesses, (b) small cap securities and (c) foreign securities. We do not provide advice regarding appropriate investment allocations, and you should discuss this matter with your broker-dealer.



FIXED INVESTMENT OPTIONS. Currently, we do not make Fixed Investment Options available, other than the DCA Fixed Investment Option. If available, Fixed Investment Options will earn interest at the rate we have set for that Fixed Investment Option. The interest rate depends upon the length of the guarantee period of the Fixed Investment Option. Under a Fixed Investment Option, we guarantee the principal value of Purchase Payments and the rate of interest credited to the Investment Account for the term of any guarantee period we may make available.


HOW CAN I CHANGE MY INVESTMENT CHOICES?


ALLOCATION OF PURCHASE PAYMENTS. You designate how your Purchase Payments are to be allocated among the Investment Options. You may change this investment allocation for future Purchase Payments at any time.



TRANSFERS AMONG INVESTMENT OPTIONS. During the Accumulation Period, you may transfer your investment amounts among Investment Options without charge, subject to certain restrictions described below and in "Transfers Among Investment Options." During the Pay-out Period, you may transfer your allocations among the Variable Investment Options, subject to certain restrictions described in the section entitled "Transfers During Pay-out Period." However, during the Pay-out Period, you may not transfer from a Variable Investment Option to a Fixed Investment Option, or from a Fixed Investment Option to a Variable Investment Option.



The Variable Investment Options can be a prime target for abusive transfer activity. Long-term investors in a Variable Investment Option can be harmed by frequent transfer activity since such activity may expose the Variable Investment Option's corresponding Portfolio to increased Portfolio transaction costs (affecting the value of the shares) and/or disruption to the corresponding Portfolio manager's ability to effectively manage such corresponding Portfolio, both of which may result in dilution with respect to interests held for long-term investment. To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions described in more detail in this Prospectus. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.



In addition to the transfer restrictions that we impose, the John Hancock Trust and DWS Scudder Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.

HOW DO I ACCESS MY MONEY?


During the Accumulation Period, you may withdraw all or a portion of your Contract Value. The amount you withdraw from any Investment Option must be at least $300 or, if less, your entire balance in that Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce your Contract Value to less than $300, we will treat your withdrawal request as a request to withdraw all of your Contract Value. A withdrawal charge and an administration fee may apply to your withdrawal. A withdrawal may be subject to income tax and a 10% IRS penalty tax.

WHAT TYPES OF OPTIONAL BENEFIT RIDERS MAY HAVE BEEN AVAILABLE TO ME UNDER THE CONTRACT?

This Prospectus provides information about optional benefit Riders that you may have elected when you purchased a Contract. These Riders were not available in all states, and may not have been available when you purchased the Contract. If you elected any of these Riders, you will pay the additional charge shown in the Fee Tables. You should review your Contract carefully to determine which of the following optional benefit Riders, if any, you purchased:

We describe the following optional benefit Riders in the Appendices to this
Prospectus:

Appendix C:  Optional Enhanced Death Benefits

      -     Annual Step-up Death Benefit.

      -     Enhanced Earnings Death Benefit - not offered in New York or
            Washington;

      - Accelerated Beneficiary Protection Death Benefit - not offered in New York or Washington.

Appendix D: Optional Guaranteed Minimum Withdrawal Benefits


      -     Principal Plus (formerly known as "Guaranteed Principal Plus");



      - Principal Plus for Life (formerly known as "Guaranteed Principal Plus for Life").



      -     Income Plus for Life or Income Plus for Life - Joint Life;



      - Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up; or



      -     Principal Returns.



IF YOU ELECTED TO PURCHASE ANY ONE OF THESE GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS, YOU MAY INVEST YOUR CONTRACT VALUE ONLY IN THE INVESTMENT OPTIONS WE MAKE AVAILABLE FOR THAT RIDER (SEE APPENDIX D). WE ALSO RESERVE THE RIGHT TO IMPOSE ADDITIONAL RESTRICTIONS ON INVESTMENT OPTIONS AT ANY TIME. If we do impose additional restrictions, any amounts you allocated to a permitted Investment Option will not be affected by the restriction as long as it remains in that Investment Option. (We describe the currently available Investment Options for Contracts issued with any of the guaranteed minimum withdrawal benefit Riders in Appendix D.)


Appendix E: Optional Guaranteed Minimum Income Benefits

      -     Guaranteed Retirement Income Benefits - offered by John Hancock USA;

      -     Guaranteed Retirement Income Benefits - offered by John Hancock New
            York.


CAN I CHANGE MY OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



If you qualify, you may be eligible for our guaranteed minimum withdrawal benefit Rider exchange program. Please see Appendix F: "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.



WHAT ARE THE TAX CONSEQUENCES OF OWNING A CONTRACT?


In most cases, no income tax will have to be paid on amounts you earn under a Contract until these earnings are paid out. All or part of the following distributions from a Contract may constitute a taxable payout of earnings:

      - full or partial withdrawals (including surrenders and systematic withdrawals);


      -     payment of any death benefit proceeds;



      -     periodic payments under one of our annuity payment options; and



      -     certain ownership changes.


How much you will be taxed on distribution is based upon complex tax rules and depends on matters such as:

      -     the type of the distribution;

      -     when the distribution is made;

      - the nature of any Qualified Plan for which the Contract is being used; and

      -     the circumstances under which the payments are made.

If your Contract is issued in connection with a Qualified Plan, all or part of your Purchase Payments may be tax-deductible.


A 10% tax penalty applies in many cases to the taxable portion of any distributions from a Contract before you reach age 59-1/2. Also, most Qualified Plans require that distributions from a Contract commence and/or be completed by a certain period of time. This effectively limits the period of time during which you can continue to derive tax deferral benefits from any tax-deductible premiums you paid or on any earnings under the Contract.



IF YOU PURCHASED THE CONTRACT AS AN INVESTMENT VEHICLE FOR A QUALIFIED PLAN, YOU SHOULD CONSIDER THAT THE CONTRACT DOES NOT PROVIDE ANY ADDITIONAL TAX-DEFERRAL BENEFITS BEYOND THE TREATMENT PROVIDED BY THE QUALIFIED PLAN ITSELF. THE FAVORABLE TAX BENEFITS AVAILABLE FOR QUALIFIED PLANS THAT INVEST IN ANNUITY CONTRACTS ARE ALSO GENERALLY AVAILABLE IF THE QUALIFIED PLAN PURCHASES OTHER TYPES OF INVESTMENTS, SUCH AS MUTUAL FUNDS, EQUITIES AND DEBT INSTRUMENTS. HOWEVER, THE CONTRACT OFFERS FEATURES AND BENEFITS THAT OTHER INVESTMENTS MAY NOT OFFER. YOU AND YOUR REPRESENTATIVE SHOULD CAREFULLY CONSIDER WHETHER THE FEATURES AND BENEFITS, INCLUDING THE INVESTMENT OPTIONS AND PROTECTION THROUGH LIVING GUARANTEES, DEATH BENEFITS AND OTHER BENEFITS PROVIDED UNDER AN ANNUITY CONTRACT ISSUED IN CONNECTION WITH A QUALIFIED PLAN ARE SUITABLE FOR YOUR NEEDS AND OBJECTIVES AND ARE APPROPRIATE IN LIGHT OF THE EXPENSE.



We provide additional information on taxes in the "VII. Federal Tax Matters." We make no attempt to provide more than general information about use of the Contract with the various types of retirement plans. Purchasers of Contracts for use with any retirement plan should consult their legal counsel and tax advisor regarding the suitability of the Contract.


CAN I RETURN MY CONTRACT?


In most cases, you had the right to cancel your Contract within 10 days (or longer in some states) after you received it. In most states, you would have received a refund equal to the Contract Value (minus any unpaid loans) on the date of cancellation, and increased by any charges for premium taxes deducted by us to that date. In some states, or if your Contract was issued as an "IRA," you would have received a refund of any Purchase Payments you made. The date of cancellation is the date we receive the Contract


WILL I RECEIVE A CONFIRMATION STATEMENT?


We will send you a confirmation statement for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should immediately report any mistakes to our Annuities Service Center (at the address or phone number shown on the first page of this Prospectus). If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, you will be deemed to have ratified the transaction.

                                 III. Fee Tables


The following tables describe the fees and expenses that you paid when you purchased a Wealthmark ML3 Contract as well as the fees and expenses you will pay when buying, owning or surrendering a Wealthmark ML3 Contract. The tables also describe the fees and expenses for optional benefit Riders that were available for certain time periods. The items listed under "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" are more completely described in this Prospectus under "VI. Charges and Deductions." The items listed under "Total Annual Portfolio Operating Expenses" are described in detail in the Portfolio prospectuses. Unless otherwise shown, the tables entitled "Contract Owner Transaction Expenses" and "Periodic Fees and Expenses Other than Portfolio Expenses" show the maximum fees and expenses (including fees deducted from Contract Value for optional benefits).


THE FOLLOWING TABLE DESCRIBES THE FEES AND EXPENSES THAT YOU PAY AT THE TIME THAT YOU BUY THE CONTRACT, SURRENDER THE CONTRACT, OR TRANSFER CASH VALUE BETWEEN INVESTMENT OPTIONS. STATE PREMIUM TAXES MAY ALSO BE DEDUCTED.

                     CONTRACT OWNER TRANSACTION EXPENSES(1)

MAXIMUM WITHDRAWAL CHARGE
(as percentage of Purchase Payments)(2)
     First Year                                                     6%
     Second Year                                                    5%
     Third Year                                                     4%
     Thereafter                                                     0%

TRANSFER FEE(3)
      Maximum Fee                                                  $25
      Current Fee                                                  $ 0

(1) State premium taxes may also apply to your Contract, which currently range from 0.50% to 4.00% of each Purchase Payment (See "VIII. General Matters - Premium Taxes").

(2) The charge is taken within the specified period of years measured from the date of payment.

(3) We reserve the right to impose a charge in the future for transfers in excess of 12 per year. The amount of this fee will not exceed the lesser of $25 or 2% of the amount transferred.

THE FOLLOWING TABLE DESCRIBES FEES AND EXPENSES THAT YOU WILL PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. THIS TABLE DOES NOT INCLUDE ANNUAL PORTFOLIO OPERATING EXPENSES.



            PERIODIC FEES AND EXPENSES OTHER THAN PORTFOLIO EXPENSES

                                                                                           JOHN HANCOCK USA   JOHN HANCOCK NEW YORK
ANNUAL CONTRACT FEE                                                                              $ 0                   $ 0
ANNUAL SEPARATE ACCOUNT EXPENSES(1)
(as a percentage of average Contract Value)
Mortality and expense risks fee                                                                 1.25%                 1.25%
Distribution fee                                                                                0.25%                 0.25%
Daily Administration fee- asset based                                                           0.15%                 0.15%
                                                                                                -----                 -----
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES                                                          1.65%                 1.65%
(With No optional Riders Reflected)
OPTIONAL BENEFITS
FEES DEDUCTED FROM SEPARATE ACCOUNT
Optional Annual Step-up Death Benefit Fee(2)                                                    0.20%                 0.20%
Optional Enhanced Earnings Death Benefit Benefit Fee                                            0.20%              not offered
                                                                                                -----              -----------
TOTAL ANNUAL SEPARATE ACCOUNT EXPENSES(3)                                                        2.05%                 1.85%
(With Annual Step-up Death Benefit and Enhanced Earnings Death Benefit
fee reflected, as applicable)
OTHER ACCOUNT FEES DEDUCTED FROM CONTRACT VALUE
FEES DEDUCTED FROM CONTRACT VALUE
Optional Guaranteed Minimum Withdrawal Rider Fee
           (as a percentage of Adjusted Guaranteed Withdrawal Balance)
      Maximum Fee- Principal Plus for Life and Principal Plus(4)                                0.75%                 0.75%
      Current Fee - Principal Plus for Life                                                     0.40%                 0.40%
      Current Fee - Principal Plus                                                              0.30%                 0.30%
      Maximum Fee - Income Plus for Life, Income Plus for Life- Joint Life (Not Available       1.20%                 1.20%
           in New York), and Principal Plus for Life Plus Automatic Annual Step-up(5),)6)
      Current Fee - Income Plus for Life                                                        0.60%                 0.60%
      Current Fee - Income Plus for Life - Joint Life (Not available in New York)               0.60%              not offered
      Current Fee - Principal Plus for Life Plus Automatic Annual Step-up                       0.60%                 0.60%
      Maximum Fee - Principal Returns(7)                                                        0.95%                 0.95%
      Current Fee - Principal Returns                                                           0.50%                 0.50%
Optional Guaranteed Minimum Income Benefit Rider Fee(8)
           Guaranteed Retirement Income Benefit II                                              0.45%                 0.45%
           Guaranteed Retirement Income Benefit III                                             0.50%              not offered
Optional Accelerated Beneficiary Protection Death Benefit(9)                                    0.50%              not offered
(as a percentage of Accelerated Beneficiary Protection Death Benefit)



(1)   A daily charge reflected as a percentage of the Variable Investment
      Options .


(2) The charge for the optional Annual Step-up Death Benefit is 0.05% of the value of the Variable Investment Options if you purchased the Rider from John Hancock USA prior to May 2003 or from John Hancock New York prior to August 2005.


(3) Amount shown includes the Mortality and Expense Risks Fee, Daily Administration Fee as well as the optional Annual Step Death Benefit Fee, as applicable.



(4) The current charge is 0.40% for Principal Plus for Life and 0.30% for Principal Plus. We reserve the right to increase the charge to a maximum charge of 0.75% if the Guaranteed Withdrawal Balance is "Stepped-up" to equal the Contract Value. This is an annual charge applied as a percentage of the Adjusted Guaranteed Withdrawal Benefit Amount. The charge is deducted on an annual basis from the Contract Value.



(5) The current charge for the Income Plus for Life Rider and for the Income Plus for Life - Joint Life Rider is 0.60% of the Adjusted Benefit Base. We reserve the right to increase the charge to a maximum charge of 1.20 % if the Benefit Base is Stepped-up to equal the Contract Value.



(6) The current charge for the Principal Plus for Life Plus Automatic Annual Step-up Rider is 0.60% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.1.20% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.



(7) The current charge for the Principal Returns Rider is 0.50% of the Adjusted Guaranteed Withdrawal Balance. We reserve the right to increase the charge to a maximum charge of 0.95% if the Guaranteed Withdrawal Balance is Stepped-up to equal the Contract Value.

(8) Guaranteed Retirement Income Benefits could not be purchased if you elected to purchase Principal Plus or Principal Plus for Life. Availability varied by state and when you purchased your Contract. See Appendix E for availability. This fee is deducted from Contract Value. This is an annual charge applied as a percentage of the Income Base.

(9) Subject to state availability, John Hancock USA offered the Accelerated Beneficiary Protection Death Benefit from December, 2003 through December 2004. This option benefit could not be purchased, however, if you elected to purchase Principal Plus, Guaranteed Retirement Income Benefit II or Guaranteed Retirement Income Benefit III.

THE NEXT TABLE DESCRIBES THE MINIMUM AND MAXIMUM TOTAL OPERATING EXPENSES CHARGED BY THE PORTFOLIOS THAT YOU MAY PAY PERIODICALLY DURING THE TIME THAT YOU OWN THE CONTRACT. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS.



TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES(1)                                      MINIMUM       MAXIMUM
Range of expenses that are deducted from Portfolio assets, including management
fees, Rule 12b-1 fees, and other expenses                                          0.25%         1.60%

EXAMPLES


The following examples are intended to help you compare the costs of investing in the Contract with the cost of investing in other variable annuity contracts. The costs we show include Contract Owner expenses, Contract fees, Separate Account annual expenses and Portfolio fees and expenses. Examples 1 and 2 pertain to Wealthmark ML3 Contracts with optional benefit Riders and Example 3 pertains to Wealthmark ML3 Contracts without optional benefit Riders.



EXAMPLE 1. Maximum Portfolio operating expenses - Wealthmark Contract with optional Riders



WEALTHMARK ML3 CONTRACT WITH OPTIONAL BENEFIT RIDERS: The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-up Death Benefit, Enhanced Earnings Death Benefit and Income Plus for Life optional benefit Riders and, for John Hancock New York Contracts, the Annual Step-up Death Benefit and Income Plus for Life Riders. The Income Plus for Life Rider was not available at issue of your contract, but you may be eligible to exchange a previously purchased optional guaranteed minimum withdrawal benefit rider for Income Plus for Life. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



JOHN HANCOCK USA
ANNUAL STEP-UP DEATH BENEFIT, ENHANCED EARNINGS DEATH BENEFIT AND INCOME PLUS FOR LIFE



                                                                   1 YEAR         3 YEARS         5 YEARS          10 YEARS
If you surrender the Contract at the end of the applicable
time period:                                                       $1,043         $1,876           $2,557           $5,289
If you annuitize, or do not surrender the Contract at the
end of the applicable time period:                                 $  496         $1,511           $2,557           $5,289



JOHN HANCOCK NEW YORK
ANNUAL STEP-UP DEATH BENEFIT AND INCOME PLUS FOR LIFE



                                                                   1 YEAR         3 YEARS         5 YEARS          10 YEARS
If you surrender the Contract at the end of the applicable
time period:                                                       $1,025         $1,821           $2,466           $5,126
If you annuitize, or do not surrender the Contract at the
end of the applicable time period:                                 $ 476          $1,454           $2,466           $5,126



EXAMPLE 2. Maximum Portfolio operating expenses - Wealthmark ML3 Contract with optional benefit Riders



WEALTHMARK ML3 CONTRACT WITH OPTIONAL BENEFIT RIDERS. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-up Death Benefit, Enhanced Earnings Death Benefit and Principal Plus for Life optional Riders. For John Hancock New York, this example assumes that you invest in a Contract with the Annual Step-up Death Benefit and Principal Plus for Life Riders. The first example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



JOHN HANCOCK USA
ANNUAL STEP-UP DEATH BENEFIT, ENHANCED EARNINGS DEATH BENEFIT AND
PRINCIPAL PLUS FOR LIFE



                                                                   1 YEAR         3 YEARS         5 YEARS          10 YEARS
If you surrender the Contract at the end of the applicable
time period:                                                        $993          $1,723           $2,283           $4,689
If you annuitize, or do not surrender the Contract at the
end of the applicable time period:                                  $446          $1,354           $2,283           $4,689



JOHN HANCOCK NEW YORK
ANNUAL STEP-UP DEATH BENEFIT AND PRINCIPAL PLUS FOR LIFE



                                                                   1 YEAR         3 YEARS         5 YEARS          10 YEARS
If you surrender the Contract at the end of the applicable
time period:                                                        $975          $1,668           $2,190           $4,521
If you annuitize, or do not surrender the Contract at the
end of the applicable time period:                                  $426          $1,297           $2,190           $4,521

EXAMPLE 3. Maximum Portfolio operating expenses- Wealthmark ML3 Contract with previously offered optional benefit Riders:



WEALTHMARK ML3 CONTRACT WITH PREVIOUSLY OFFERED OPTIONAL BENEFIT RIDERS. The following example assumes that you invest $10,000 in a John Hancock USA Contract with the Annual Step-up Death Benefit, Enhanced Earnings Death Benefit and the previously offered Guaranteed Retirement Income Benefit III optional benefit rider. For John Hancock New York, this example assumes you invest in a Contract with the Annual Step-up Death Benefit and Guaranteed Retirement Income Benefit II Riders. This example also assumes that your investment has a 5% return each year and assumes the maximum annual Contract fee and the maximum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



JOHN HANCOCK USA
ANNUAL STEP-UP DEATH BENEFIT, ENHANCED EARNINGS DEATH BENEFIT AND
GUARANTEED RETIREMENT INCOME BENEFIT III



                                                                   1 YEAR         3 YEARS         5 YEARS          10 YEARS
If you surrender the Contract at the end of the applicable
time period:                                                        $967          $1,646           $2,152           $4,442
If you annuitize, or do not surrender the Contract at the
end of the applicable time period:                                  $420          $1,275           $2,152           $4,442



JOHN HANCOCK NEW YORK
ANNUAL STEP-UP DEATH BENEFIT AND GUARANTEED RETIREMENT INCOME BENEFIT II



                                                                   1 YEAR         3 YEARS         5 YEARS          10 YEARS
If you surrender the Contract at the end of the applicable
time period:                                                        $930          $1,536           $1,969           $4,116
If you annuitize, or do not surrender the Contract at the
end of the applicable time period:                                  $380          $1,161           $1,969           $4,116



EXAMPLE 4. Minimum Portfolio operating expenses - Wealthmark ML3 Contract with no optional Riders:



WEALTHMARK ML3 CONTRACT WITH NO OPTIONAL BENEFIT RIDERS. The third example assumes that you invest $10,000 in a Contract, but with no optional Riders. This example also assumes that your investment has a 5% return each year and assumes the average annual Contract fee we expect to receive for the Contracts and the minimum fees and expenses of any of the Portfolios. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



JOHN HANCOCK USA AND JOHN HANCOCK NEW YORK
NO OPTIONAL BENEFIT RIDERS
                                                                   1 YEAR         3 YEARS         5 YEARS          10 YEARS
If you surrender the Contract at the end of the applicable
time period:                                                        $751           $994            $1,024           $2,213
If you annuitize, or do not surrender the Contract at the
end of the applicable time period:                                  $193           $596            $1,024           $2,213

THE FOLLOWING TABLE DESCRIBES TO OPERATING EXPENSES FOR EACH OF THE PORTFOLIOS, AS A PERCENTAGE OF THE PORTFOLIO'S AVERAGE NET ASSETS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2007. MORE DETAIL CONCERNING EACH PORTFOLIO'S FEES AND EXPENSES IS CONTAINED IN THE PORTFOLIO'S PROSPECTUS AND IN THE NOTES FOLLOWING THE TABLE.



See footnotes following tables.



                                                                         ACQUIRED
                                                                         FUND FEES        TOTAL        CONTRACTUAL
                                  MANAGEMENT                   OTHER        AND         OPERATING        EXPENSE       NET OPERATING
PORTFOLIO/SERIES                   FEES       12B-1 FEES     EXPENSES    EXPENSES      EXPENSES(1)    REIMBURSEMENT     EXPENSES
 500 INDEX B(2)
 Series NAV                          0.46%        0.00%         0.03%       0.00%          0.49%           0.24%            0.25%
 ACTIVE BOND(3)
 Series II                           0.60%        0.25%         0.03%       0.00%          0.88%           0.00%            0.88%
 ALL CAP CORE(3)
 Series II                           0.77%        0.25%         0.04%       0.00%          1.06%           0.00%            1.06%
 AMERICAN FUNDAMENTAL
   HOLDINGS(4,5)
 Series II                           0.05%        0.75%         0.04%       0.40%          1.24%           0.05%            1.19%
 AMERICAN GLOBAL
   DIVERSIFICATION(4,5)
 Series II                           0.05%        0.75%         0.04%       0.63%          1.47%           0.05%            1.42%
 BLUE CHIP GROWTH(3,6)
 Series II                           0.81%        0.25%         0.02%       0.00%          1.08%           0.00%            1.08%
 CAPITAL APPRECIATION(3)
 Series II                           0.73%        0.25%         0.04%       0.00%          1.02%           0.00%            1.02%
 CLASSIC VALUE(3)
 Series II                           0.80%        0.25%         0.07%       0.00%          1.12%           0.00%            1.12%
 CORE EQUITY(3)
 Series II                           0.77%        0.25%         0.04%       0.00%          1.06%           0.00%            1.06%
 EQUITY-INCOME(3,6)
 Series II                           0.81%        0.25%         0.03%       0.00%          1.09%           0.00%            1.09%
 FINANCIAL SERVICES(3)
 Series II                           0.81%        0.25%         0.05%       0.00%          1.11%           0.00%            1.11%
 FRANKLIN TEMPLETON FOUNDING
   ALLOCATION(7)
 Series II                           0.05%        0.25%         0.03%       0.86%          1.19%           0.05%            1.14%
 FUNDAMENTAL VALUE(3)
 Series II                           0.76%        0.25%         0.04%       0.00%          1.05%           0.00%            1.05%
 GLOBAL(3,8,9,10)
 Series II                           0.81%        0.25%         0.11%       0.00%          1.17%           0.01%            1.16%
 GLOBAL ALLOCATION(3)
 Series II                           0.85%        0.25%         0.11%       0.05%          1.26%           0.00%            1.26%
 GLOBAL BOND(3)
 Series II                           0.70%        0.25%         0.11%       0.00%          1.06%           0.00%            1.06%
 HEALTH SCIENCES(3,6)
 Series II                           1.05%        0.25%         0.09%       0.00%          1.39%           0.00%            1.39%
 HIGH INCOME(3)
 Series II                           0.68%        0.25%         0.04%       0.00%          0.97%           0.00%            0.97%
 HIGH YIELD(3)
 Series II                           0.66%        0.25%         0.04%       0.00%          0.95%           0.00%            0.95%
 INCOME & VALUE(3)
 Series II                           0.80%        0.25%         0.06%       0.00%          1.11%           0.00%            1.11%
 INDEX ALLOCATION(11)
 Series II                           0.05%        0.25%         0.03%       0.53%          0.86%           0.06%            0.80%
 INTERNATIONAL CORE(3)
 Series II                           0.89%        0.25%         0.13%       0.00%          1.27%           0.00%            1.27%

                                                                          ACQUIRED
                                                                          FUND FEES      TOTAL          CONTRACTUAL
                                  MANAGEMENT                   OTHER         AND        OPERATING         EXPENSE      NET OPERATING
PORTFOLIO/SERIES                    FEES       12B-1 FEES     EXPENSES    EXPENSES      EXPENSES(1)    REIMBURSEMENT      EXPENSES
 INTERNATIONAL EQUITY INDEX B(2)
 Series NAV                          0.53%        0.00%         0.04%       0.01%          0.58%           0.23%            0.35%
 INTERNATIONAL OPPORTUNITIES(3)
 Series II                           0.87%        0.25%         0.12%       0.00%          1.24%           0.00%            1.24%
 INTERNATIONAL SMALL CAP(3)
 Series II                           0.91%        0.25%         0.21%       0.00%          1.37%           0.00%            1.37%
 INTERNATIONAL VALUE(3,8)
 Series NAV                          0.81%        0.00%         0.16%       0.00%          0.97%           0.02%            0.95%
 INVESTMENT QUALITY BOND(3)
 Series II                           0.59%        0.25%         0.07%       0.00%          0.91%           0.00%            0.91%
 LIFESTYLE AGGRESSIVE
 Series II                           0.04%        0.25%         0.02%       0.87%          1.18%           0.00%            1.18%
 LIFESTYLE BALANCED
 Series II                           0.04%        0.25%         0.02%       0.82%          1.13%           0.00%            1.13%
 LIFESTYLE CONSERVATIVE
 Series II                           0.04%        0.25%         0.02%       0.76%          1.07%           0.00%            1.07%
 LIFESTYLE GROWTH
 Series II                           0.04%        0.25%         0.02%       0.85%          1.16%           0.00%            1.16%
 LIFESTYLE MODERATE
 Series II                           0.04%        0.25%         0.02%       0.80%          1.11%           0.00%            1.11%
 MID CAP INDEX(3,12)
 Series II                           0.47%        0.25%         0.03%       0.00%          0.75%           0.01%            0.74%
 MID CAP INTERSECTION(3)
 Series II                           0.87%        0.25%         0.06%       0.00%          1.18%           0.00%            1.18%
 MID CAP STOCK(3)
 Series II                           0.84%        0.25%         0.05%       0.00%          1.14%           0.01%            1.13%
 MONEY MARKET B2
 Series NAV                          0.50%        0.00%         0.01%       0.00%          0.51%           0.23%            0.28%
 NATURAL RESOURCES(3)
 Series II                           1.00%        0.25%         0.08%       0.00%          1.33%           0.00%            1.33%
 OPTIMIZED ALL CAP(3)
 (formerly "Quantitative All
   Cap")
 Series II                           0.71%        0.25%         0.04%       0.00%          1.00%           0.00%            1.00%
 OPTIMIZED VALUE(3)
 (formerly "Quantitative
   Value")
 Series II                           0.65%        0.25%         0.04%       0.00%          0.94%           0.00%            0.94%
 PACIFIC RIM(3)
 Series II                           0.80%        0.25%         0.27%       0.00%          1.32%           0.01%            1.31%
 REAL ESTATE SECURITIES(3)
 Series II                           0.70%        0.25%         0.03%       0.00%          0.98%           0.00%            0.98%
 SCIENCE & TECHNOLOGY(3,6)
 Series II                           1.05%        0.25%         0.09%       0.00%          1.39%           0.00%            1.39%
 SMALL CAP GROWTH(3)
 Series II                           1.07%        0.25%         0.06%       0.00%          1.38%           0.01%            1.37%
 SMALL CAP INDEX(3,12)
 Series II                           0.48%        0.25%         0.03%       0.00%          0.76%           0.00%            0.76%
 SMALL CAP OPPORTUNITIES(3)
 Series II                           0.99%        0.25%         0.04%       0.00%          1.28%           0.00%            1.28%
 SMALL CAP VALUE(3)

                                                                          ACQUIRED
                                                                         FUND FEES         TOTAL        CONTRACTUAL
                                  MANAGEMENT                   OTHER        AND          OPERATING        EXPENSE      NET OPERATING
PORTFOLIO/SERIES                     FEES      12B-1 FEES     EXPENSES    EXPENSES      EXPENSES(1)    REIMBURSEMENT     EXPENSES
 Series II                           1.06%        0.25%         0.05%       0.00%          1.36%           0.00%            1.36%
 SMALL COMPANY VALUE(3,6)
 Series II                           1.02%        0.25%         0.04%       0.00%          1.31%           0.00%            1.31%
 STRATEGIC BOND(3)
 Series II                           0.67%        0.25%         0.07%       0.00%          0.99%           0.00%            0.99%
 TOTAL BOND MARKET A(3,12)
 Series II                           0.47%        0.25%         0.04%       0.00%          0.76%           0.00%            0.76%
 TOTAL RETURN(3,9,13)
 Series II                           0.69%        0.25%         0.06%       0.00%          1.00%           0.00%            1.00%
 TOTAL STOCK MARKET INDEX(3,12)
 Series II                           0.48%        0.25%         0.04%       0.00%          0.77%           0.01%            0.76%
 U.S. GOVERNMENT SECURITIES(3)
 Series II                           0.61%        0.25%         0.07%       0.00%          0.93%           0.00%            0.93%
 U.S. LARGE CAP(3)
 Series II                           0.82%        0.25%         0.03%       0.00%          1.10%           0.00%            1.10%
 VALUE(3)
 Series II                           0.74%        0.25%         0.04%       0.00%          1.03%           0.00%            1.03%
 DWS VIT FUNDS:
 DWS EQUITY 500 INDEX VIP(16,17)     0.19%        0.25%         0.12%          --          .056%           0.03%            0.53%
 DWS VARIABLE SERIES II:
 DWS CORE FIXED INCOME VIP(18,19)    0.49%        0.25%         0.17%       0.00%          0.91%           0.00%            0.91%



                                                     FEEDER FUND
                                                 ---------------------
                                                              TOTAL      CONTRACTUAL      NET
          T               MANAGEMENT               OTHER    OPERATING      EXPENSE     OPERATING     MANAGEMENT
CLASS/TRUS                   FEES    12B-1 FEES   EXPENSES  EXPENSES(1)  REIMBURSEMENT   EXPENSES     FEES (14)
 AMERICAN ASSET
   ALLOCATION(15)
 Series II                   0.00%     0.75%       0.04%      0.79%         0.01%        0.78%        0.31%
 AMERICAN BOND(15)
  Series II                  0.00%     0.75%       0.02%      0.77%         0.00%        0.77%        0.40%
 AMERICAN GLOBAL
   GROWTH(15)
 Series II                   0.00%     0.75%       0.06%      0.81%         0.03%        0.78%        0.53%
 AMERICAN GLOBAL SMALL
   CAPITALIZATION(15)
 Series II                   0.00%     0.75%       0.11%      0.86%         0.08%        0.78%        0.70%
 AMERICAN GROWTH
 Series II                   0.00%     0.75%       0.02%      0.77%         0.00%        0.77%        0.32%
 AMERICAN GROWTH-INCOME
 Series II                   0.00%     0.75%       0.02%      0.77%         0.00%        0.77%        0.26%
 AMERICAN HIGH- INCOME
   BOND(15)
 Series II                   0.00%     0.75%       0.21%      0.96%         0.18%        0.78%        0.47%
 AMERICAN INTERNATIONAL
 Series II                   0.00%     0.75%       0.02%      0.77%         0.00%        0.77%        0.49%
 AMERICAN NEW WORLD(15)
 Series II                   0.00%     0.75%       0.13%      0.88%         0.10%        0.78%        0.76%



                                                        TOTAL
                                   MASTER FUND          MASTER
                           --------------------------    FUND
                                                         AND
                                         TOTAL           NET
                                     MASTER FUND AND    FEEDER
                             OTHER    FEEDER FUND        FUND
CLASS/TRUST                 EXPENSES      EXPENSES     EXPENSE
 AMERICAN ASSET
   ALLOCATION(15)
 Series II                  0.01%          1.11%        1.10%
 AMERICAN BOND(15)
  Series II                 0.01%          1.18%        1.18%
 AMERICAN GLOBAL
   GROWTH(15)
 Series II                  0.02%          1.36%        1.33%
 AMERICAN GLOBAL SMALL
   CAPITALIZATION(15)
 Series II                  0.03%          1.59%        1.51%
 AMERICAN GROWTH
 Series II                  0.01%          1.10%        1.10%
 AMERICAN GROWTH-INCOME
 Series II                  0.01%          1.04%        1.04%
 AMERICAN HIGH- INCOME
   BOND(15)
 Series II                  0.01%          1.44%        1.26%
 AMERICAN INTERNATIONAL
 Series II                  0.03%          1.29%        1.29%
 AMERICAN NEW WORLD(15)
 Series II                  0.06%          1.70%        1.60%

FOOTNOTES TO EXPENSE TABLE:



(1) The "Total Operating Expenses" include fees and expenses incurred indirectly by a Portfolio as a result of its investment in other investment companies (each, an "Acquired Portfolio"). The Total Fund Annual Expenses shown may not correlate to the Portfolio's ratio of expenses to average net assets shown in the "Financial Highlights" section, which does not include Acquired Portfolio fees and expenses. Acquired Portfolio Fees and Expenses are estimated, not actual, amounts based on the Portfolio's current fiscal year.



(2) JHT sells shares of these Portfolios only to certain variable life insurance and variable annuity separate accounts of John Hancock Life Insurance Company and its affiliates. As reflected in the table, each Portfolio is subject to an expense cap pursuant to an agreement between JHT and the Adviser and the expense cap is as follows: the Adviser has agreed to waive its advisory fee (or, if necessary, reimburse expenses of the Portfolio) in an amount so that the rate of the Portfolio's Operating Expenses does not exceed its "Net Operating Expenses" as listed in the table above. A Portfolio's "Total Operating Expenses" includes all of its operating expenses including advisory fees and Rule 12b-1 fees, but excludes taxes, brokerage commissions, interest, litigation and indemnification expenses and extraordinary expenses of the Portfolio not incurred in the ordinary course of the Portfolio's business. Under the agreement, the Adviser's obligation to provide the expense cap with respect to a particular Portfolio will remain in effect until May 1, 2009 and will terminate after that date only if JHT, without the prior written consent of the Adviser, sells shares of the Portfolio to (or has shares of the Portfolio held by) any person other than the variable life insurance or variable annuity insurance separate accounts of John Hancock Life Insurance Company or any of its affiliates that are specified in the agreement.



(3) Effective January 1, 2006, the Adviser has contractually agreed to waive its management fee for certain Portfolios of JHT or otherwise reimburse the expenses of those Portfolios ("Participating Portfolios"). The reimbursement will equal, on an annualized basis, 0.02% of that portion of the aggregate net assets of all the Participating Portfolios that exceeds $50 billion. The amount of the Reimbursement will be calculated daily and allocated among all the Participating Portfolios in proportion to the daily net assets of each Portfolio. The Reimbursement will remain in effect until May 1, 2009.



(4) For Portfolios that have not started operations or have operations of less than six months as of December 31, 2007, expenses are based on estimates of expenses expected to be incurred over the next year.



(5) The management fee of 0.05% of average annual net assets is being waived until May 1, 2010.



(6) T. Rowe Price has voluntarily agreed to waive a portion of its subadvisory fee for the Blue Chip Growth Trust, Equity-Income Trust, Health Sciences Trust, Science & Technology Trust, and Small Company Value Trust. This waiver is based on the combined average daily net assets of these Portfolios and other JHT Portfolios and certain funds of John Hancock Funds II (collectively, the "T. Rowe Portfolios"). Based on the combined average daily net assets of the T. Rowe Portfolios, the percentage fee reduction (as a percentage of the Subadvisory
Fee) as of November 1, 2006 is as follows: 0.00% for the First $750 million, 5.0% for the Next $750 million, 7.5% for the Next $1.5 billion, and 10.0% if over $3 billion. The Adviser has also voluntarily agreed to reduce the advisory fee for each T. Rowe Portfolio by the amount that the subadvisory fee is reduced. This voluntary fee waiver may be terminated by T. Rowe Price or the Adviser.



(7) The Adviser has contractually agreed to limit Portfolio expenses to 0.025% until May 1, 2010. Portfolio expenses include advisory fee and other operating expenses of the underlying Portfolio but exclude 12b-1fees, underlying Portfolio expenses, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.



(8) The Adviser has contractually agreed to waive its advisory fees so that the amount retained by the Adviser after payment of the subadvisory fees for the Portfolio does not exceed 0.45% of the Portfolio's average net assets. This advisory fee waiver will remain in place until May 1, 2010.



(9) The advisory fees rate shown reflects the new tier schedule that is currently in place.



(10) The Adviser has contractually agreed to reduce its advisory fee for a class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.15% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed the Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees,
(d) blue sky fees, (e) taxes, (f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This contractual reimbursement will be in effect until May 1, 2010 and thereafter until terminated by the Adviser on notice to the Fund.



(11) The Adviser has contractually agreed to reimburse Expenses of the Portfolio that exceed 0.02% of the average annual net assets of the Portfolio. Expenses include all expenses of the Portfolio except Rule 12b-1 fees, underlying Portfolio expenses, class specific expenses such as blue sky and transfer agency fees, portfolio brokerage fees, interest, and litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business. This reimbursement may be terminated any time after May 1, 2010.



(12) The Adviser has agreed to reduce its advisory fee for a class of shares of the Portfolio in an amount equal to the amount by which the Expenses of such class of the Portfolio exceed the Expense Limit (as a percentage of the average annual net assets of the Portfolio attributable to the class) of 0.05% and, if necessary, to remit to that class of the Portfolio an amount necessary to ensure that such Expenses do not exceed that Expense Limit. "Expenses" means all the expenses of a class of a Portfolio excluding: (a) advisory fees, (b) Rule 12b-1 fees, (c) transfer agency fees and service fees, (d) blue sky fees, (e) taxes,
(f) portfolio brokerage commissions, (g) interest, and (h) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of JHT's business. This expense limitation will continue in effect unless otherwise terminated by the Adviser upon notice to JHT. These voluntary expense limitations may be terminated at any time.



(13) The "Other Expenses" reflect the estimate of amounts to be paid as substitute dividend expenses on securities borrowed for the settlement of short sales.



(14) Capital Research Management Company (the adviser to the master fund for each of the JHT Feeder Funds) is waiving a portion of its management fee. The fees shown do not reflect the waiver. See the financial highlights table in the American Funds prospectus or annual report for further information.



(15) The Adviser has contractually limited other portfolio level expenses to 0.03% until May 1, 2010. Other portfolio level expenses consist of operating expenses of the portfolio, excluding advisor fees, Rule 12b-1 fees, transfer agent fees, blue sky fees, taxes, brokerage commissions, interest expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of business.

(16) The "Other Expenses" are based on estimated amounts for the current fiscal year. Actual expenses may be different. Includes a 0.10% administrative services fee paid to the Advisor.



(17) Through April 30, 2009, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses so that the total operating expenses of the portfolio will not exceed 0.63% for Class B2 shares, excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest.



(18) The "Management Fee" is restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008.



(19) The "Other Expenses" are restated on an annualized basis to reflect approved fee changes taking effect on May 1, 2008. Includes a 0.10% administrative services fee paid to the Advisor.


We include a Table of Accumulation Unit Values relating to the Contracts in Appendix U to this Prospectus.

LOCATION OF FINANCIAL STATEMENTS. Our financial statements and those of the respective Separate Account may be found in the Statements of Additional Information.

         IV. General Information about Us, the Separate Accounts and the
                                   Portfolios


THE COMPANIES


We are subsidiaries of Manulife Financial Corporation.


Your Contract is issued by either John Hancock USA or John Hancock New York. Please refer to your Contract to determine which Company issued your Contract.


John Hancock USA, formerly known as "The Manufacturers Life Insurance Company (U.S.A.)," is a stock life insurance company originally organized under the laws of Maine on August 20, 1955 by a special act of the Maine legislature. John Hancock USA redomesticated under the laws of Michigan on December 30, 1992. John Hancock USA is authorized to transact life insurance and annuity business in all states (except New York), the District of Columbia, Guam, Puerto Rico and the Virgin Islands. Its principal office is located at 601 Congress Street, Boston, Massachusetts 02210-2805. John Hancock USA also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.



John Hancock New York, formerly known as "The Manufacturers Life Insurance Company of New York," is a wholly-owned subsidiary of John Hancock USA and is a stock life insurance company organized under the laws of New York on February 10, 1992. John Hancock New York is authorized to transact life insurance and annuity business only in the State of New York. Its principal office is located at 100 Summit Lake Drive, Valhalla New York 10595. John Hancock New York also has an Annuities Service Center at 164 Corporate Drive, Portsmouth, NH 03801-6815.


The ultimate parent of both companies is Manulife Financial Corporation, a publicly traded company, based in Toronto, Canada. Manulife Financial Corporation is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial. The Companies changed their names to John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York, respectively, on January 1, 2005 following Manulife Financial Corporation's acquisition of John Hancock Financial Services, Inc.

John Hancock USA and John Hancock New York have received the following ratings from independent rating agencies:

                        Extremely strong financial security
AAA                     characteristics; 1st category of 21
Standard & Poor's

A++                     Superior companies have a very strong
A.M. Best               ability to meet their obligations; 1st
                        category of 16

AA+                     Very strong capacity to meet
Fitch                   policyholder and contract obligations;
                        2nd category of 24

John Hancock USA has also received the following rating from Moody's:


Aa1                      Excellent in financial strength; 2nd
Moody's                  category of 21



These ratings, which are current as of the date of this Prospectus and are subject to change, are assigned as a measure of John Hancock USA's and John Hancock New York's ability to honor any guarantees provided by the Contract and any applicable optional Riders, but not specifically to its products, the performance (return) of these products, the value of any investment in these products upon withdrawal or to individual securities held in any Portfolio.


With respect to the fixed portion of the Contracts issued by John Hancock USA, The Manufacturers Life Insurance Company unconditionally guarantees to make funds available to John Hancock USA for the timely payment of contractual claims under certain John Hancock USA Fixed Annuity Contracts pursuant to a Guarantee Agreement dated March 31, 1996. The guarantee may be terminated by The Manufacturers Life Insurance Company upon notice to John Hancock USA. Termination will not affect The

Manufacturers Life Insurance Company's continuing liability with respect to all Fixed Annuity contracts and Fixed Investment Options issued by John Hancock USA prior to the termination of the guarantee except if:

      - the liability to pay contractual claims under the Contracts is assumed by another insurer; or

      - we are sold and the buyer's guarantee is substituted for The Manufacturers Life Insurance Company's guarantee.


When you direct money into a DCA Fixed Investment Option, the Company guarantees the principal value and the rate of interest credited to that Investment Option for the term of any DCA guarantee period.

THE SEPARATE ACCOUNTS

We use our Separate Accounts to support the Variable Investment Options you choose.


You do not invest directly in the Portfolios made available under the Contracts. When you direct or transfer money to a Variable Investment Option, we will purchase shares of a corresponding Portfolio through one of our Separate Accounts. We hold the Portfolio's shares in a "Sub-Account" (usually with a name similar to that of the corresponding Portfolio) of the applicable Separate Account. A Separate Account's assets (including the Portfolio's shares) belong to the Company that maintains that Separate Account.


For Contracts issued by John Hancock USA, we purchase and hold Portfolio shares in John Hancock Life Insurance Company (U.S.A.) Separate Account H. John Hancock USA, then known as "The Manufacturers Life Insurance Company (U.S.A.)," became the owner of this Separate Account in a merger transaction with The Manufacturers Life Insurance Company of North America ("Manulife North America") on January 1, 2002. Manulife North America initially established Separate Account H on August 24, 1984 as a separate account under the laws of Delaware. When Manulife North America merged with John Hancock USA, John Hancock USA became the owner of Separate Account H and reestablished it as a Separate Account under the laws of Michigan. As a result of this merger, John Hancock USA became the owner of all of Manulife North America's assets, including the assets of Separate Account H, and assumed all of Manulife North America's obligations including those under its contracts. The merger had no other effects on the terms and conditions of contracts issued prior to January 1, 2002.


For Contracts issued by John Hancock New York, we purchase and hold Portfolio shares in John Hancock Life Insurance Company of New York Separate Account A. John Hancock New York established this Separate Account on March 4, 1992 as a separate account under the laws of New York.


The income, gains and losses, whether or not realized, from assets of a Separate Account are credited to or charged against that Separate Account without regard to a Company's other income, gains, or losses. Nevertheless, all obligations arising under a Company's Contracts are general corporate obligations of that Company. Assets of a Separate Accounts may not be charged with liabilities arising out of any of the respective Company's business.

We reserve the right, subject to compliance with applicable law, to add other Sub-Accounts, eliminate existing Sub-Accounts, combine Sub-Accounts or transfer assets in one Sub-Account to another Sub-Account that we, or an affiliated company, may establish. We will not eliminate existing Sub-Accounts or combine Sub-Accounts without the prior approval of the appropriate state or federal regulatory authorities.

We registered the Separate Accounts with the SEC under the 1940 Act as unit investment trusts. Registration under the 1940 Act does not involve supervision by the SEC of the management or investment policies or practices of the Separate Accounts. If a Company determines that it would be in the best interests of persons having voting rights under the Contracts it issues, that Company's Separate Account may be operated as a management investment company under the 1940 Act or it may be deregistered if 1940 Act registration were no longer required.


THE PORTFOLIOS



When you select a Variable Investment Option, we invest your money in a Sub-Account of our Separate Accounts and it invests in shares of a corresponding Portfolio of:



      -     John Hancock Trust; or



      - DWS Scudder Funds with respect to the "DWS Core Fixed Income VIP," and "DWS Equity 500 Index VIP."



THE PORTFOLIOS IN THE SEPARATE ACCOUNTS ARE NOT PUBLICLY TRADED MUTUAL FUNDS. The Portfolios are only available to you as Investment Options in the Contracts or, in some cases, through other Variable Annuity Contracts or variable life insurance policies issued by us or by other life insurance companies. In some cases, the Portfolios also may be available through participation in certain tax-qualified pension, retirement or college savings plans.



The Portfolios' investment advisers and managers (i.e., subadvisers) may manage publicly traded mutual funds with similar names and investment objectives. However, the Portfolios are NOT directly related to any publicly traded mutual fund. You should not compare the performance of any Portfolio described in this Prospectus with the performance of a publicly traded mutual fund. THE PERFORMANCE OF ANY PUBLICLY TRADED MUTUAL FUND COULD DIFFER SUBSTANTIALLY FROM THAT OF ANY OF THE PORTFOLIOS HELD IN OUR SEPARATE ACCOUNTS.



The John Hancock Trust is a so-called "series" type mutual fund and is registered under the 1940 Act as an open-end management investment company. John Hancock Investment Management Services, LLC ("JHIMS LLC") provides investment advisory services to the John Hancock Trust and receives investment management fees for doing so. JHIMS LLC pays a portion of its investment management fees to other firms that manage the John Hancock Trust's Portfolios. JHIMS LLC is our affiliate and we indirectly benefit from any investment management fees JHIMS LLC retains.

The John Hancock Trust has obtained an order from the SEC permitting JHIMS LLC, subject to approval by the Board of Trustees, to change a subadviser for a Portfolio or the fees paid to subadvisers and to enter into new subadvisory agreements from time to time without the expense and delay associated with obtaining shareholder approval of the change. This order does not, however, permit JHIMS LLC to appoint a Subadviser that is an affiliate of JHIMS LLC or the John Hancock Trust (other than by reason of serving as subadviser to a portfolio) (an "Affiliated Subadviser") or to change a subadvisory fee of an Affiliated Subadviser without the approval of shareholders.



If shares of a Portfolio are no longer available for investment or in our judgment investment in a Portfolio becomes inappropriate, we may eliminate the shares of a Portfolio and substitute shares of another Portfolio, or of another open-end registered investment company. A substitution may be made with respect to both existing investments and the investment of future Purchase Payments. However, we will make no such substitution without first notifying you and obtaining approval of the SEC (to the extent required by the 1940 Act).



Portfolio Expenses



The table in the Fee Tables section of the Prospectus shows the investment management fees, Rule 12b-1 fees and other operating expenses for these Portfolio shares as a percentage (rounded to two decimal places) of each Portfolio's average daily net assets for 2006, except as indicated in the footnotes appearing at the end of the table. Fees and expenses of the Portfolios are not fixed or specified under the terms of the Contracts and may vary from year to year. These fees and expenses differ for each Portfolio and reduce the investment return of each Portfolio. Therefore, they also indirectly reduce the return you will earn on any Separate Account Investment Options you select.



The Portfolios pay us or certain of our affiliates compensation for some of the distribution, administrative, shareholder support, marketing and other services we or our affiliates provide to the Portfolios. The amount of this compensation is based on a percentage of the assets of the Portfolio attributable to the variable insurance products that we and our affiliates issue. These percentages may differ from Portfolio to Portfolio and among classes of shares within a Portfolio. In some cases, the compensation is derived from the Rule 12b-1 fees which are deducted from a Portfolio's assets and paid for the services we or our affiliates provide to that Portfolio. In addition, compensation payments of up to 0.50% of assets may be made by a Portfolio's investment adviser or its affiliates. We pay American Funds Distributors, Inc., the principal underwriter for the American Fund Insurance Series, a percentage of some or all of the amounts allocated to the "American Fund Portfolios" of the John Hancock Trust for the marketing support services it provides (see Distribution of Contracts in "VIII. General Matters"). Any of these compensation payments do not, however, result in any charge to you in addition to what is shown in the Total Annual Portfolio Operating Expenses table.



Funds-of-Funds and Master Feeder Funds



Each of the John Hancock Trust's American Fundamental Holdings, American Global Diversification, Index Allocation, Franklin Templeton Founding Allocation, Lifestyle Aggressive, Lifestyle Balanced, Lifestyle Conservative, Lifestyle Growth and Lifestyle Moderate Portfolios ("JHT Funds of Funds") are "fund-of-funds" that invest in other underlying mutual funds. The Prospectuses for each of the JHT Funds of Funds contain a description of the underlying funds for the Portfolio, and associated investment risks. Each of the John Hancock Trust's American Asset Allocation, American Bond, American Global Growth, American Global Small Capitalization, American Growth, American Growth-Income, American High-Income Bond, American International, and American New World Trust ("JHT American Fund Portfolios") invests in Series 1 or Series 2 shares of the corresponding investment portfolio of a "master" fund. The JHT American Fund Portfolios operate as "feeder funds," which means that the each Portfolio does not buy investment securities directly. Instead, it invests in a corresponding "master fund" which in turn purchases investment securities. Each of the JHT American Fund Portfolios has the same investment objective and limitations as its corresponding master fund. The combined master and feeder 12b-1 fees for each JHT American Fund Portfolio totals 0.75% of net assets. The prospectus for the American Fund master funds is included with the prospectuses for the JHT American Fund Portfolios.


Portfolio Investment Objectives and Strategies


You bear the investment risk of any Portfolio you choose as a Variable Investment Option for your Contract. The following table contains a general description of the Portfolios that we make available under the Contracts. You can find a full description of each Portfolio, including the investment objectives, policies and restrictions of, and the risks relating to, investment in the Portfolio in the prospectus for that Portfolio. YOU CAN OBTAIN A COPY OF A PORTFOLIO'S PROSPECTUS (INCLUDING THE PROSPECTUS FOR A MASTER FUND FOR ANY OF THE PORTFOLIOS THAT ARE OPERATED AS "FEEDER FUNDS"), WITHOUT CHARGE, BY CONTACTING US AT THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.

                               JOHN HANCOCK TRUST


John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e.subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



    The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: Optional
                      Guaranteed Minimum Benefit Riders).



CAPITAL GUARDIAN TRUST COMPANY
  Income & Value Trust               Seeks the balanced accomplishment of (a)
                                     conservation of principal and (b) long-term
                                     growth of capital and income. To do this,
                                     the Portfolio invests its assets in both
                                     equity and fixed income securities based on
                                     the expected returns of the portfolios.

  U.S. Large Cap Trust               Seeks long-term growth of capital and
                                     income. To do this, the Portfolio invests
                                     at least 80% of its net assets in equity
                                     and equity-related securities of quality
                                     large-cap U.S. companies that will
                                     outperform their peers over time.

CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance
Series) - ADVISER TO MASTER FUND
  American Asset Allocation Trust    Seeks to provide high total return
                                     (including income and capital gains)
                                     consistent with preservation of capital
                                     over the long term. To do this, the
                                     Portfolio invests all of its assets in the
                                     master fund, Class 1 shares of the American
                                     Funds Insurance Series Asset Allocation
                                     Fund, which invests in a diversified
                                     portfolio of common stocks and other equity
                                     securities, bonds and other intermediate
                                     and long-term debt securities, and money
                                     market instruments.

  American Bond Trust                Seeks to maximize current income and
                                     preserve capital. To do this, the Portfolio
                                     invests all of its assets in the master
                                     fund, Class 1 shares of the American Funds
                                     Insurance Series Bond Fund, which invests
                                     at least 80% of its assets in bonds, with
                                     at least 65% in investment-grade debt
                                     securities and up to 35% in lower rated
                                     fixed income securities.

  American Global Growth Trust       Seeks to make shareholders' investment grow
                                     over time. To do this, the Portfolio
                                     invests all of its assets in the master
                                     fund, Class 1 shares of the American Funds
                                     Insurance Series Global Growth Fund, which
                                     invests primarily in common stocks of
                                     companies located around the world.

  American Global Small              Seeks to make the shareholders'
  Capitalization Trust               investment grow over time. To do this, the
                                     Portfolio invests all of its assets in the
                                     master fund, Class 1 shares of the American
                                     Funds Insurance Series Global Small
                                     Capitalization Fund, which invests
                                     primarily in stocks of smaller companies
                                     located around the world.

  American Growth Trust              Seeks to make the shareholders' investment
                                     grow. To do this, the Portfolio invests all
                                     of its assets in the master fund, Class 1
                                     shares of the American Funds Insurance
                                     Series Growth Fund, which invests primarily
                                     in common stocks of companies that appear
                                     to offer superior opportunities for growth
                                     of capital.

  American Growth-Income Trust       Seeks to make the shareholders' investments
                                     grow and to provide the shareholder with
                                     income over time. To do this, the Portfolio
                                     invests all of its assets in the master
                                     fund, Class 1 shares of the American Funds
                                     Insurance Series Growth-Income Fund, which
                                     invests primarily in common stocks or other
                                     securities that demonstrate the potential
                                     for appreciation and/or dividends.

                               JOHN HANCOCK TRUST



John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e.subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



    The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: Optional
                      Guaranteed Minimum Benefit Riders).



CAPITAL RESEARCH AND MANAGEMENT COMPANY (Adviser to the American Fund Insurance
Series) - ADVISER TO MASTER FUND

  American High-Income Bond Trust    Seeks to provide a high level of current
                                     income and, secondarily, capital
                                     appreciation. To do this, the Portfolio
                                     invests all of its assets in the master
                                     fund, Class 1 shares of the American Funds
                                     Insurance Series High-Income Bond Fund,
                                     which invests at least 65% of its assets in
                                     higher yielding and generally lower quality
                                     debt securities.

  American International Trust       Seeks to make the shareholders' investment
                                     grow. To do this, the Portfolio invests all
                                     of its assets in the master fund, Class 1
                                     shares of the American Funds Insurance
                                     Series International Fund, which invests
                                     primarily in common stocks of companies
                                     located outside the United States.

  American New World Trust           Seeks to make the  shareholders'
                                     investment  grow over time.  To do this,
                                     the  Portfolio  invests all of its assets
                                     in the master fund,  Class 1 shares of the
                                     American Funds Insurance  Series New World
                                     Fund,  which invests  primarily in stocks
                                     of companies with significant  exposure  to
                                     countries  with  developing  economies
                                     and/or markets.

DAVIS SELECTED ADVISERS, L.P.
  Financial Services Trust           Seeks growth of capital. To do this, the
                                     Portfolio invests at least 80% of its net
                                     assets in companies that are principally
                                     engaged in financial services.

  Fundamental Value Trust            Seeks growth of capital. To do this, the
                                     Portfolio invests primarily in common
                                     stocks of U.S. companies with durable
                                     business models that can be purchased at
                                     attractive valuations relative to their
                                     intrinsic value.

DECLARATION MANAGEMENT & RESEARCH LLC
  Active Bond Trust (1)              Seeks  income  and  capital   appreciation.
                                     To  do  this,   the Portfolio   invests  at
                                     least  80%  of  its  net  assets  in  a
                                     diversified mix of debt securities and
                                     instruments  with maturity durations of
                                     approximately 4 to 6 years.

  Total Bond Market Trust A          Seeks to track the performance of the
  (formerly Bond Index Trust A)      Lehman Brothers Aggregate
                                     Bond Index (which represents the U.S.
                                     investment grade bond market). To do this,
                                     the Portfolio invests at least 80% of its
                                     net assets in securities listed in the
                                     Lehman Brothers Aggregate Bond Index.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC. ("DIMA")
  All Cap Core Trust                 Seeks long-term growth of capital. To do
                                     this, the Portfolio invests in common
                                     stocks and other equity securities within
                                     all asset classes (small-, mid- and large-
                                     cap), which may be listed on securities
                                     exchanges, traded in various over the
                                     counter markets or have no organized
                                     markets. The Portfolio may also invest in
                                     U.S. Government securities.

  Real Estate Securities Trust(2)    Seeks to achieve a combination of long-term
                                     capital appreciation and current income. To
                                     do this, the Portfolio invests at least 80%
                                     of its net assets in equity securities of
                                     REITs and real estate companies.

                               JOHN HANCOCK TRUST


John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e.subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



    The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: Optional
                      Guaranteed Minimum Benefit Riders).




FRANKLIN TEMPLETON INVESTMENTS CORP.
  International Small Cap Trust      Seeks long-term capital appreciation. To do
                                     this, the Portfolio invests at least 80% of
                                     its net assets in securities issued by
                                     foreign small-cap companies including in
                                     emerging markets.

GRANTHAM, MAYO, VAN OTTERLOO & CO. LLC
  International Core Trust           Seeks high total return. To do this, the
                                     Portfolio invests at least 80% of its total
                                     assets in a diversified portfolio of equity
                                     investments from developed markets outside
                                     the U.S.

JENNISON ASSOCIATES LLC
  Capital Appreciation Trust         Seeks long-term growth of capital. To do
                                     this, the Portfolio invests at least 65% of
                                     its total assets in equity and equity-
                                     related securities of companies that are
                                     attractively valued and have above-average
                                     growth prospects.

LEGG MASON CAPITAL MANAGEMENT, INC.
  Core Equity Trust                  Seeks long-term capital growth. To do this,
                                     the Portfolio invests at least 80% of its
                                     net assets in equity securities that offer
                                     the potential for capital growth by
                                     purchasing securities at large discounts
                                     relative to their intrinsic value.

MARSICO CAPITAL MANAGEMENT, LLC
  International Opportunities Trust  Seeks long-term growth of capital. To do this, the Portfolio invests at least 65% of its total assets in common stocks of at least three different foreign companies of any size that are selected for their long-term growth potential.

MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED
  500 Index Trust B                  Seeks to approximate the aggregate total
                                     return of a broad-based U.S. domestic
                                     equity market index. To do this, the
                                     Portfolio invests at least 80% of its net
                                     assets in the common stocks in the S&P
                                     500(R) index and securities that as a group
                                     will behave in a manner similar to the
                                     index. (3)

  American Fundamental Holdings      Seeks long term growth of capital. To do
  Trust                              this, the Portfolio invests primarily in
                                     four funds of the American Funds Insurance
                                     Series: Bond Fund, Growth Fund, Growth-
                                     Income Fund, and International Fund. The
                                     Portfolio is permitted to invest in six
                                     other funds of the American Funds Insurance
                                     Series as well as other funds, investment
                                     companies, and other types of investments.

  American Global Diversification    Seeks long term growth of capital. To do
  Trust                              this, the Portfolio invests primarily in
                                     five funds of the American Funds Insurance
                                     Series: Bond Fund, Global Growth Fund,
                                     Global Small Capitalization Fund, High-
                                     Income Bond Fund, and New World Fund. The
                                     Portfolio is permitted to invest in five
                                     other funds of the American Funds Insurance
                                     Series as well as other funds, investment
                                     companies, and other types of investments.

                               JOHN HANCOCK TRUST


John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e.subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



    The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: Optional
                      Guaranteed Minimum Benefit Riders).




MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED - CONTINUED

  Franklin Templeton Founding        Seeks long-term growth of
  Trust Allocation                   capital. To do this, the Fund invests
                                     primarily in three underlying Portfolios:
                                     Global Trust, Income Trust and Mutual
                                     Shares Trust. The Portfolio is a fund of
                                     funds and is also authorized to invest in
                                     other underlying Portfolios and investment
                                     companies.

  Index Allocation Trust             Seeks long term growth of capital. Current
                                     income is also a consideration. To do this,
                                     the Portfolio invests approximately 70% of
                                     its total assets in underlying Portfolios
                                     which invest primarily in equity securities
                                     and approximately 30% of its total assets
                                     in underlying Portfolios which invest
                                     primarily in fixed income securities.

  Lifestyle Aggressive Trust (4)     Seeks long-term growth of capital. Current
                                     income is not a consideration. To do this,
                                     the Portfolio invests 100% of its assets in
                                     underlying Portfolios which invest
                                     primarily in equity securities.

  Lifestyle Balanced Trust (4)       Seeks a balance between a high level of
                                     current income and growth of capital, with
                                     a greater emphasis on growth of capital. To
                                     do this, the Portfolio invests
                                     approximately 40% of its assets in
                                     underlying Portfolios which invest
                                     primarily in fixed income securities, and
                                     approximately 60% in underlying Portfolios
                                     which invest primarily in equity
                                     securities.

  Lifestyle Conservative Trust (4)   Seeks a high level of current income with
                                     some consideration given to growth of
                                     capital. To do this, the Portfolio invests
                                     approximately 80% of its assets in
                                     underlying Portfolios which invest
                                     primarily in fixed income securities, and
                                     approximately 20% in underlying Portfolios
                                     which invest primarily in equity securities.

  Lifestyle Growth Trust (4)         Seeks long-term growth of capital. Current
                                     income is also a consideration. To do this,
                                     the Portfolio invests approximately 20% of
                                     its assets in underlying Portfolios which
                                     invest primarily in fixed income
                                     securities, and approximately 80% in
                                     underlying Portfolios which invest
                                     primarily in equity securities.

  Lifestyle Moderate Trust (4)       Seeks a balance between a high level of
                                     current income and growth of capital, with
                                     a greater emphasis on income. To do this,
                                     the Portfolio invests approximately 60% of
                                     its assets in underlying Portfolios which
                                     invest primarily in fixed income
                                     securities, and approximately 40% in
                                     underlying Portfolios which invest
                                     primarily in equity securities.

  Mid Cap Index Trust                Seeks to approximate the aggregate total
                                     return of a mid cap U.S. domestic equity
                                     market index. To do this, the Portfolio
                                     invests at least 80% of its net assets in
                                     the common stocks in the S&P MidCap 400(R)
                                     index(5) and securities that as a group
                                     behave in a manner similar to the index.

                               JOHN HANCOCK TRUST



John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e.subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



    The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider (see Appendix D: Optional
                      Guaranteed Minimum Benefit Riders).




MFC GLOBAL INVESTMENT MANAGEMENT (U.S.A.) LIMITED - CONTINUED
  Money Market Trust B               Seeks to obtain maximum current income
                                     consistent with preservation of principal
                                     and liquidity. To do this, the Portfolio
                                     invests in high quality, U.S. dollar
                                     denominated money market instruments.

  Pacific Rim Trust                  Seeks to achieve long-term growth of
                                     capital. To do this, the Portfolio invests
                                     at least 80% of its net assets in common
                                     stocks and equity-related securities of
                                     established, larger-capitalization non-U.S.
                                     companies located in the Pacific Rim
                                     region, including emerging markets that
                                     have attractive long-term prospects for
                                     growth of capital.

  Optimized All Cap Trust            Seeks  long-term  growth of capital.  To do
  (formerly Quantitative All Cap     this,  the  Portfolio invests at least 65%
  Trust, successor to                of its total assets in equity  securities
  Growth & Income Trust)             of large, mid small-cap U.S. companies with
                                     strong industry position,  leading  market
                                     share,  proven management  and strong
                                     financials.

  Optimized Value Trust              Seeks long-term capital  appreciation.  To
  (formerly Quantitative Value Trust)do this, the Portfolio invests at least 65%
                                     of its total assets in equity  securities of
                                     U.S. companies with the potential for long-
                                     term growth of capital.

  Small Cap Index Trust              Seeks to approximate the aggregate total
                                     return of a small cap U.S. domestic equity
                                     market index. To do this, the Portfolio
                                     invests at least 80% of its net assets in
                                     the common stocks in the Russell 2000(R)
                                     Index(5) and securities that as a group
                                     behave in a manner similar to the index.

  Total Stock Market Index Trust     Seeks to approximate the aggregate total
                                     return of a broad-based U.S. domestic
                                     equity market index. To do this, the
                                     Portfolio invests at least 80% of its net
                                     assets in the common stocks in the Dow
                                     Jones Wilshire 5000(R) Index(6) and
                                     securities that as a group will behave in a
                                     manner similar to the index.

MFC GLOBAL INVESTMENT MANAGEMENT
(U.S.), LLC
  High Income Trust                  Seeks high current income; capital
                                     appreciation is a secondary goal. To do
                                     this, the Portfolio invests at least 80% of
                                     its net assets in U.S. and foreign fixed-
                                     income securities that are rated BB/Ba or
                                     lower or are unrated equivalents.

MUNDER CAPITAL MANAGEMENT
  Small Cap Opportunities Trust      Seeks long-term capital appreciation. To do
                                     this, the Portfolio invests at least 80% of
                                     its net assets in equity securities of
                                     small-capitalization companies.

PACIFIC INVESTMENT MANAGEMENT COMPANY
LLC
  Global Bond Trust                  Seeks maximum total return, consistent with
                                     preservation of capital and prudent
                                     investment management. To do this, the
                                     Portfolio invests at least 80% of its net
                                     assets in fixed income instruments, futures
                                     contracts (including related options) with
                                     respect to such securities and options on
                                     such securities.

                               JOHN HANCOCK TRUST



John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
         (see Appendix D: Optional Guaranteed Minimum Benefit Riders).



PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (CONTINUED)
   Total Return Trust                   Seeks maximum total return, consistent
                                        with preservation of capital and prudent
                                        investment management. To do this, the
                                        Portfolio invests at least 65% of its
                                        total assets in a diversified Portfolio
                                        of fixed income instruments of varying
                                        maturities, which may be represented by
                                        forwards or derivatives.

PZENA INVESTMENT MANAGEMENT, LLC
   Classic Value Trust                  Seeks long-term growth of capital. To do
                                        this, the Portfolio invests at least 80%
                                        of its assets in domestic equity
                                        securities of companies that are
                                        currently undervalued relative to the
                                        market, based on estimated future
                                        earnings and cash flow.

SSGA FUNDS MANAGEMENT, INC.
   International Equity Index Trust B   Seeks to track the performance of a
                                        broad-based equity index of foreign
                                        companies primarily in developed
                                        countries and, to a lesser extent, in
                                        emerging market countries. To do this,
                                        the Portfolio invests at least 80% of
                                        its assets in securities listed in the
                                        Morgan Stanley Capital International All
                                        Country World Excluding U.S. Index. (7)

T. ROWE PRICE ASSOCIATES, INC. AND RCM CAPITAL MANAGEMENT LLC.
   Science & Technology Trust           Seeks long-term growth of capital.
                                        Current income is incidental to the
                                        Portfolio's objective. To do this, the
                                        Portfolio invests at least 80% of its
                                        net assets in the common stocks of
                                        companies expected to benefit from the
                                        development, advancement, and/or use of
                                        science and technology.

T. ROWE PRICE ASSOCIATES, INC.
   Blue Chip Growth Trust               Seeks to provide long-term growth of
   (successor to U.S. Global Leaders    capital. Current income is a secondary
   Trust)                               objective. To do this, the Portfolio
                                        invests at least 80% of its net assets
                                        in the common stocks of large and
                                        medium-sized blue chip growth companies
                                        that are well established in their
                                        industries.

   Capital Appreciation Value Trust     Seeks long-term capital appreciation. To
                                        do this, the Portfolio invests primarily
                                        in common stocks of established U.S.
                                        companies that have above-average
                                        potential for capital growth. Common
                                        stocks typically constitute at least 50%
                                        of the Portfolio's assets. The remaining
                                        assets are invested in other securities,
                                        including convertible securities,
                                        corporate and government debt, foreign
                                        securities, futures and options.

   Equity-Income Trust                  Seeks to provide substantial dividend
                                        income and also long-term capital
                                        appreciation. To do this, the Portfolio
                                        invests at least 80% of its net assets
                                        in equity securities, with 65% in common
                                        stocks of well-established companies
                                        paying above-average dividends.

   Health Sciences Trust                Seeks long-term capital appreciation. To
                                        do this, the Portfolio invests at least
                                        80% of its net assets in common stocks
                                        of companies engaged in the research,
                                        development, production, or distribution
                                        of products or services related to
                                        health care, medicine, or the life
                                        sciences.

   Small Company Value Trust            Seeks long-term growth of capital. To do
                                        this, the Portfolio invests at least 80%
                                        of its net assets in small companies
                                        whose common stocks are believed to be
                                        undervalued.

                               JOHN HANCOCK TRUST



John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
         (see Appendix D: Optional Guaranteed Minimum Benefit Riders).



TEMPLETON GLOBAL ADVISORS LIMITED
   Global Trust                         Seeks long-term capital appreciation. To
                                        do this, the Portfolio invests primarily
                                        in the equity securities of companies
                                        located throughout the world, including
                                        emerging markets.

TEMPLETON INVESTMENT COUNSEL, LLC
   International Value Trust(8)         Seeks long-term growth of capital. To do
                                        this, the Portfolio invests at least 65%
                                        of its total assets in equity securities
                                        of companies located outside the U.S.,
                                        including in emerging markets.

UBS GLOBAL ASSET MANAGEMENT (AMERICAS) INC.
   Global Allocation Trust              Seeks total return, consisting of
                                        long-term capital appreciation and
                                        current income. To do this, the
                                        Portfolio invests in equity and fixed
                                        income securities of issuers located
                                        within and outside the U.S. based on
                                        prevailing market conditions.

VAN KAMPEN (A REGISTERED TRADE NAME OF MORGAN STANLEY INVESTMENT MANAGEMENT
INC.)
   Value Trust                          Seeks to realize an above-average total
                                        return over a market cycle of three to
                                        five years, consistent with reasonable
                                        risk. To do this, the Portfolio invests
                                        at least 65% of its total assets in
                                        equity securities which are believed to
                                        be undervalued relative to the stock
                                        market in general.

WELLINGTON MANAGEMENT COMPANY, LLP
   Investment Quality Bond Trust        Seeks to provide a high level of current
                                        income consistent with the maintenance
                                        of principal and liquidity. To do this,
                                        the Portfolio invests at least 80% of
                                        its net assets in bonds rated investment
                                        grade, focusing on corporate bonds and
                                        U.S. government bonds with intermediate
                                        to longer term maturities.

   Mid Cap Intersection Trust           Seeks long-term growth of capital. To do
                                        this, the Portfolio invests at least 80%
                                        of its net assets in equity securities
                                        of medium-sized companies with
                                        significant capital appreciation
                                        potential.

   Mid Cap Stock Trust                  Seeks long-term growth of capital. To do
                                        this, the Portfolio invests at least 80%
                                        of its net assets in equity securities
                                        of medium-sized companies with
                                        significant capital appreciation
                                        potential.

   Natural Resources Trust              Seeks long-term total return. To do
                                        this, the Portfolio invests at least 80%
                                        of its net assets in equity and
                                        equity-related securities of natural
                                        resource-related companies worldwide,
                                        including emerging markets.

   Small Cap Growth Trust               Seeks long-term capital appreciation. To
                                        do this, the Portfolio invests at least
                                        80% of its net assets in small-cap
                                        companies that are believed to offer
                                        above-average potential for growth in
                                        revenues and earnings.

   Small Cap Value Trust                Seeks long-term capital appreciation. To
                                        do this, the Portfolio invests at least
                                        80% of its net assets in small-cap
                                        companies that are believed to be
                                        undervalued.

                               JOHN HANCOCK TRUST



John Hancock Investments Management Services, LLC is the investment advisor to the John Hancock Trust. We show the Portfolio's manager (i.e. subadviser) in bold above the name of the Portfolio and we list the Portfolios alphabetically by subadviser.



The Portfolios available may be restricted if you purchase a guaranteed minimum withdrawal benefit Rider
         (see Appendix D: Optional Guaranteed Minimum Benefit Riders).



WESTERN ASSET MANAGEMENT COMPANY
   High Yield Trust                     Seeks to realize an above-average total
                                        return over a market cycle of three to
                                        five years, consistent with reasonable
                                        risk. To do this, the Portfolio invests
                                        at least 80% of its net assets in high
                                        yield securities, including corporate
                                        bonds, preferred stocks and U.S.
                                        Government and foreign securities.

   Strategic Bond Trust                 Seeks a high level of total return
                                        consistent with preservation of capital.
                                        To do this, the Portfolio invests at
                                        least 80% of its net assets in fixed
                                        income securities across a range of
                                        credit qualities and may invest a
                                        substantial portion of its assets in
                                        obligations rated below investment
                                        grade.

   WESTERN ASSET MANAGEMENT COMPANY - CONTINUED
   U.S. Government Securities Trust     Seeks to obtain a high level of current
                                        income consistent with preservation of
                                        capital and maintenance of liquidity. To
                                        do this, the Portfolio invests at least
                                        80% of its net assets in debt
                                        obligations and mortgage-backed
                                        securities issued or guaranteed by the
                                        U.S. government, its agencies or
                                        instrumentalities.



                         DWS SCUDDER DISTRIBUTORS, INC.


 We show the Portfolio's manager in bold above the name of the Portfolio and we list the Portfolios Alphabetically.



DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.
DWS Core Fixed Income VIP(9)            The Portfolio seeks high current income.
                                        The Portfolio invests for current income
                                        not capital appreciation. The Portfolio
                                        invests at least 80% of its assets, plus
                                        the amount of any borrowings for
                                        investment purposes, determined at the
                                        time of purchase, in fixed income
                                        securities.

DWS Equity 500 Index VIP(10)            The Portfolio seeks to replicate, as
                                        closely as possible, before the
                                        deduction of expenses, the performance
                                        of the S&P 500(R) index(3), which
                                        emphasizes stocks of large US companies.
                                        The Portfolio invests at least 80% of
                                        its assets in stocks of companies
                                        included in the S&P 500(R) and in
                                        derivative instruments that provide
                                        exposure to the stocks of companies in
                                        the S&P 500(R).


-----------------


(1) The Active Bond Trust is also subadvised by MFC Global Investment Management (U.S.), LLC.



(2) RREEF American L.L.C. provides sub-subadvisory services to DIMA in its management of the Real Estate Securities Trust.



(3) "Standard & Poor's(R)," "S&P 500(R)," and "S&P MidCap 400(R)" are trademarks of The McGraw-Hill Companies, Inc. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by any of these companies, and none of these companies make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the mid cap range for S&P 500(R) was from $744 million to $468.29 billion, and for the S&P MidCap 400(R), was $302 million to $11.13 billion.



(4) Deutsche Asset Management Americas, Inc. provides subadvisory consulting services to MFC Global Investment Management (U.S.A.) Limited in its management of the Lifestyle Trusts.



(5) "Russell 2000(R)" is a trademark of Frank Russell Company. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by the Frank Russell Company, nor does Frank Russell Company make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalizations of companies included in the Russell 2000(R) Index ranged was from $25 million to $7.68 billion.



(6) "Wilshire 5000(R)" is a trademark of Wilshire Associates. None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by Wilshire Associates, nor does Wilshire Associates make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalizations of companies included in the Dow Jones Wilshire 5000 ranged from $25 million to $468.29 billion.



(7) "MSCI All Country World ex. U.S. IndexSM" is a service mark of Morgan Stanley Capital International Inc. and its affiliates ("MSCI"). None of the Index Trusts are sponsored, endorsed, managed, advised, sold or promoted by MSCI, nor does MSCI make any representation regarding the advisability of investing in the Trust. As of February 29, 2008, the market capitalization range of the Index was $56 million to $309 billion.

(8) The Portfolio is subadvised by Templeton Global Advisors Limited under an agreement with Templeton Investment Counsel, LLC.



(9) Deutsche Investment Management Americas is the Investment Advisor for the portfolio and Aberdeen Asset Management Inc. is the subadvisor.



(10) Deutsche Investment Management Americas is the Investment Advisor for the portfolio and Northern Trust Investments, N.A. is the subadvisor.



VOTING INTEREST


You instruct us how to vote Portfolio shares.



We will vote Portfolio shares held in a Separate Account at any Portfolio shareholder meeting in accordance with voting instructions received from the persons having the voting interest under the Contract. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting. We will arrange for proxy materials to be distributed to each person having the voting interest under the Contract together with appropriate forms for giving voting instructions. We will vote all Portfolio shares that we hold (including our own shares and those we hold in a Separate Account for Contract Owners) in proportion to the instructions so received. The effect of this proportional voting is that a small number of Contract Owners can determine the outcome of a vote.



During the Accumulation Period, the Contract Owner has the voting interest under a Contract. We determine the number of votes for each Portfolio for which voting instructions may be given by dividing the value of the Investment Account corresponding to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio.



During the Pay-out Period, the Annuitant has the voting interest under a Contract. We determine the number of votes as to each Portfolio for which voting instructions may be given by dividing the reserve for the Contract allocated to the Sub-Account in which such Portfolio shares are held by the net asset value per share of that Portfolio. Generally, the number of votes tends to decrease as annuity payments progress since the amount of reserves attributable to a Contract will usually decrease after commencement of annuity payments. We will determine the number of Portfolio shares for which voting instructions may be given not more than 90 days prior to the meeting.


We reserve the right to make any changes in the voting rights described above that may be permitted by the federal securities laws, regulations, or interpretations thereof.

                         V. Description of the Contract

ELIGIBLE PLANS

Contracts may have been issued to fund Qualified Plans qualifying for special income tax treatment under the Code, such as individual retirement accounts and annuities, pension and profit-sharing plans for corporations and sole proprietorships/partnerships ("H.R. 10"and "Keogh" plans), tax-sheltered annuities, and state and local government deferred compensation plans (see Appendix B: "Qualified Plan Types"). The Contracts is also designed so that it may be used with non-qualified retirement plans, such as payroll savings plans and such other groups (with or without a trustee) as may be eligible under applicable law.


Effective September 25, 2007, we will not knowingly accept transfers from another existing annuity contract or other investment under a Section 403(b) Qualified Plan to a previously issued Contract used in a Section 403(b) Qualified Plan. We will require certain signed documentation in the event:



- you purchased a Contract prior to September 25, 2007 that is intended to qualify under a Section 403(b) Qualified Plan; and



- you direct us on or after September 25, 2007 to transfer some or all of your Contract Value to another annuity contract or other investment under a Section 403(b) Qualified Plan.



In the event that we do not receive the required documentation, and you nonetheless direct us to proceed with the transfer, the transfer may be treated as a taxable transaction.



ELIGIBLE GROUPS



John Hancock USA has issued group contracts to Venture(R) Trust, as group holder for groups comprised of persons who have brokerage accounts with brokers having selling agreements with John Hancock Distributors LLC, the principal underwriter of the Contracts.


ACCUMULATION PERIOD PROVISIONS


We impose limits on the minimum amount of subsequent Purchase Payments. Purchase Payments



You make Purchase Payments to us at our Annuities Service Center. The minimum initial Purchase Payment was $10,000. Additional Purchase Payments must be at least $30. You may make Purchase Payments at any time. Purchase Payments must be in U.S. dollars.


We may provide for Purchase Payments to be automatically withdrawn from your bank account on a periodic basis. If a Purchase Payment would cause your Contract Value to exceed $1,000,000 or your Contract Value already exceeds $1,000,000, we must grant our approval in order for you to make the Purchase Payment.

John Hancock USA may have reduced or eliminated the minimum initial Purchase Payment requirement, upon your request and as permitted by state law, in the following circumstances:

- You purchased your Contract through a 1035 exchange or a qualified plan transfer of an existing Contract(s) issued by another carrier(s) AND at the time of application, the value of your existing Contract(s) met or exceeded the applicable minimum initial Purchase Payment requirement AND prior to our receipt of such 1035 monies, the value dropped below the applicable minimum initial Purchase Payment requirement due to market conditions.

- You purchased more than one new Contract and such Contracts cannot be combined AND the average initial Purchase Payments for these new Contracts was equal to or greater than $50,000.

- You and your spouse each purchased at least one new Contract AND the average initial Purchase Payments for the new Contract(s) was equal to or greater than $50,000.

-     You purchased a Contract that will be used within our Individual 401(k)
      Program.

- You purchased a new Qualified Plan Contract under an already existing qualified retirement plan AND the plan is currently invested in one or more qualified retirement plan Contracts established prior to June 1, 2004.

- You purchased multiple Contracts issued in conjunction with a written Retirement Savings Plan (either qualified and non-qualified), for the benefit of plan participants AND the Annuitant under each Contract was a plan participant AND the average initial Purchase Payment for these new Contracts was equal to or greater than $50,000.

If permitted by state law, John Hancock USA may cancel a Contract at the end of any two consecutive Contract Years in which no Purchase Payments have been made, if both:

- the total Purchase Payments made over the life of the Contract, less any withdrawals, are less than $2,000; and

-     the Contract Value at the end of such two year period is less than $2,000.

Contracts issued by John Hancock New York may be cancelled at the end of any three consecutive Contract Years in which no Purchase Payments have been made as described above.

As a matter of administrative practice, the respective Company will attempt to notify you prior to any such cancellation in order to allow you to make the necessary Purchase Payment to keep your Contract in force. The cancellation of Contract provisions may vary in certain states to comply with the requirements of insurance laws and regulations in such states. If we cancel your Contract, we will pay you the Contract Value computed as of the valuation period during which the cancellation occurs, minus the amount of any outstanding loan. The amount paid will be treated as a withdrawal for federal tax purposes and thus may be subject to income tax and to a 10% penalty tax (see "VII. Federal Tax Matters").


You designate how your Purchase Payments are to be allocated among the Investment Options. You may change the allocation of subsequent Purchase Payments at any time by notifying us in writing (or by telephone or electronically if you comply with our telephone or electronic transaction procedures described in "Telephone and Electronic Transactions" in this section below).


Accumulation Units

During the Accumulation Period, we establish an Investment Account for you for each Variable Investment Option to which you allocate a portion of your Contract Value. We credit amounts to those Investment Accounts in the form of "accumulation units" to measure the value of the variable portion of your Contract during the Accumulation Period. We calculate and credit the number of accumulation units in each of your Investment Accounts by dividing (i) the amount allocated to that Investment Account by (ii) the value of an accumulation unit for that Investment Account we next compute after a purchase transaction is complete.


We will usually credit initial Purchase Payments received by mail on the Business Day on which they are received at our Annuities Service Center, and no later than two Business Days after our receipt of all information necessary for issuing the Contract. We will inform you of any deficiencies preventing processing if your Contract cannot be issued. If the deficiencies are not remedied within five Business Days after receipt, we will return your Purchase Payment promptly, unless you specifically consent to our retaining your Purchase Payment until all necessary information is received. We will credit initial Purchase Payments received by wire transfer from broker-dealers on the Business Day received by us if the broker-dealers have made special arrangements with us. We will credit Additional Purchase Payments on the Business Day they are received at our Annuities Service Center.


We will deduct accumulation units based on the value of an accumulation unit we next compute each time you make a withdrawal or transfer amounts from an Investment Option, and when we deduct certain Contract charges, pay proceeds, or apply amounts to an Annuity Option.


We measure the value of an Investment Account in accumulation units, which vary in value with the performance of the underlying Portfolio.


Value of Accumulation Units


The value of your accumulation units will vary from one Business Day to the next depending upon the investment results of the Investment Options you select. We arbitrarily set the value of an accumulation unit for each Sub-Account on the first Business Day the Sub-Account was established. We determine the value of an accumulation unit for any subsequent Business Day by multiplying (i) the value of an accumulation unit for the immediately preceding Business Day by (ii) the "net investment factor" for that Sub-Account (described below) for the Business Day for which the value is being determined. We value accumulation units as of the end of each Business Day. We deem a Business Day to end, for these purposes, at the time a Portfolio determines the net asset value of its shares.



We will use a Portfolio share's net asset value at the end of a Business Day to determine accumulation unit value for a Purchase Payment, withdrawal or transfer transaction only if:


      - your Purchase Payment transaction is complete before the close of the New York Stock Exchange (usually 4:00 p.m. Eastern Time) for that Business Day, or


      - we receive your request for a withdrawal or transfer of Contract Value at the Annuities Service Center before the close of daytime trading of the New York Stock Exchange for that Business Day.


Net Investment Factor

The net investment factor is an index used to measure the investment performance of a Sub-Account from one Business Day to the next (the "valuation period"). The net investment factor may be greater or less than or equal to one; therefore, the value of an accumulation unit may increase, decrease or remain the same. The net investment factor for each Sub-Account for any valuation period is determined by dividing (a) by (b) and subtracting (c) from the result:

Where (a) is:


      - the net asset value per share of a Portfolio share held in the Sub-Account determined at the end of the current valuation period; plus



      - the per share amount of any dividend or capital gain distributions made by the Portfolio on shares held in the Sub-Account if the "ex-dividend" date occurs during the current valuation period.


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Where (b) is the net asset value per share of a Portfolio share held in the
Sub-Account determined as of the end of the immediately preceding valuation period.


Where (c) is a factor representing the charges deducted from the Sub-Account on a daily basis for Separate Account Annual Expenses.

Transfers Among Investment Options

During the Accumulation Period, you may transfer amounts among the Variable Investment Options and from those Investment Options to the Fixed Investment Options, subject to the restrictions set forth below.


You may make a transfer by providing written notice to us, by telephone or by other electronic means that we may provide through the internet (see "Telephone and Electronic Transactions"). We will cancel accumulation units from the Investment Account from which you transfer amounts and we will credit to the Investment Account to which you transfer amounts. Your Contract Value on the date of the transfer will not be affected by a transfer. You must transfer at least $300 or, if less, the entire value of the Investment Account. If after the transfer the amount remaining in the Investment Account is less than $100, then we may transfer the entire amount instead of the requested amount.


Currently, we do not impose a charge for transfer requests. The first twelve transfers in a Contract Year are free of any transfer charge. For each additional transfer in a Contract Year, we do not currently assess a charge but reserve the right (to the extent permitted by your Contract) to assess a reasonable charge (not to exceed the lesser of $25 or 2% of the amount transferred) to reimburse us for the expenses of processing transfers.


Investment Options in variable annuity and variable life insurance products can be a prime target for abusive transfer activity because these products value their Investment Options on a daily basis and allow transfers among Investment Options without immediate tax consequences. As a result, some investors may seek to frequently transfer into and out of variable Investment Options in reaction to market news or to exploit some perceived pricing inefficiency. Whatever the reason, frequent transfer activity can harm long-term investors in a variable investment option since such activity may expose a variable Investment Option's underlying Portfolio to increased portfolio transaction costs and/or disrupt the portfolio manager's ability to effectively manage a Portfolio in accordance with its investment objective and policies, both of which may result in dilution with respect to interests held for long-term investment.


We have adopted a policy and procedures to restrict frequent transfers of Contract Value among Variable Investment Options.


To discourage disruptive frequent trading activity, we have adopted a policy for each Separate Account to restrict transfers to two per calendar month per Contract, with certain exceptions, and procedures to count the number of transfers made under a Contract. Under the current procedures of the Separate Accounts, we count all transfers made during each Business Day that the net asset value of the shares of a Portfolio are determined ending at the close of day-time trading of the New York Stock Exchange (usually 4 p.m.) as a SINGLE transfer. We do NOT count: (a) scheduled transfers made pursuant to our Dollar Cost Averaging program or our Asset Rebalancing Program, (b) transfers from a Fixed Investment Option at the end of its guarantee period, (c) transfers made within a prescribed period before and after a substitution of underlying Portfolios and (d) transfers made during the Pay-out Period (these transfers are subject to a 30-day notice requirement, however, as described in the "Transfers During Pay-out Period" section of this Prospectus). Under each Separate Account's policy and procedures, Contract Owners may transfer to a Money Market Investment Option even if a Contract Owner reaches the two transfer per month limit if 100% of the Contract Value in all Variable Investment Options is transferred to that Money Market Investment Option. If such a transfer to a Money Market Investment Option is made, for a 30-calendar day period after such transfer, a Contract Owner may not make any subsequent transfers from that Money Market Investment Option to another Variable Investment Option. We apply each Separate Account's policy and procedures uniformly to all Contract Owners.


We reserve the right to take other actions to restrict trading, including, but not limited to:

      -     restricting the number of transfers made during a defined period;

      -     restricting the dollar amount of transfers;

      - restricting the method used to submit transfers (e.g., requiring transfer requests to be submitted in writing via U.S. mail); and

      -     restricting transfers into and out of certain Sub-Account(s).


In addition, we reserve the right to defer a transfer at any time we are unable to purchase or redeem shares of the Portfolios (see "Withdrawals" in this section, below, for details on what suspensions of redemptions may be permitted). We also reserve the right to modify or terminate the transfer privilege at any time (to the extent permitted by applicable law).


While we seek to identify and prevent disruptive frequent trading activity, it is not always possible to do so. Therefore, we cannot provide assurance that the restrictions we impose will be successful in restricting disruptive frequent trading activity and avoiding harm to long-term investors.

In addition to the transfer restrictions that we impose, the John Hancock Trust and DWS Scudder Funds also have adopted policies under Rule 22c-2 of the 1940 Act to detect and deter abusive short term trading. Accordingly, a Portfolio may require us to impose trading restrictions if it discovers violations of its frequent short-term trading policy. We will provide tax identification numbers and other Contract Owner transaction information to a Portfolio upon request, which it may use to identify any pattern or frequency of activity that violates its short-term trading policy.


Maximum Number of Investment Options

There is no limit on the number of Investment Options to which you may allocate Purchase Payments (except under a Rider - see Appendix D - "Optional Guaranteed Minimum Withdrawal Benefits").

We permit you to make certain types of transactions by telephone or electronically through the internet.

Telephone and Electronic Transactions

We will automatically permit you to request transfers and withdrawals by telephone. We will also permit you to access information about your Contract, request transfers and perform some transactions (other than withdrawals) electronically through the internet. You can contact us at the respective telephone number or internet address shown on the first page of this Prospectus.

To access information and perform electronic transactions through our website, you will be required to create an account with a username and password, and maintain a valid e-mail address. You may also authorize other people to make certain transaction requests by telephone or electronically through the internet by sending us instructions in a form acceptable to us.

We will not be liable for following instructions communicated by telephone or electronically that we reasonably believe to be genuine. We will employ reasonable procedures to confirm that instructions we receive are genuine. Our procedures require you to provide information to verify your identity when you call us and we will record all conversations with you. When someone contacts us by telephone and follows our procedures, we will assume that you are authorizing us to act upon those instructions. For electronic transactions through the internet, you will need to provide your username and password. You are responsible for keeping your password confidential and must notify us of:

      -     Any loss or theft of your password; or

      -     Any unauthorized use of your password.

We may only be liable for any losses due to unauthorized or fraudulent instructions where we fail to employ our procedures properly.


All transaction instructions we receive by telephone or electronically will be followed by a confirmation statement of the transaction. Transaction instructions we receive by telephone or electronically before the close of any Business Day, will usually be effective at the end of that day. Your ability to access or transact business electronically may be limited due to circumstances beyond our control, such as system outages, or during periods when our telephone lines or our website may be busy. We may, for example, experience unusual volume during periods of substantial market change.


We may suspend, modify or terminate our telephone or electronic transaction procedures at any time. We may, for example, impose limits on the maximum withdrawal amount available to you through a telephone transaction. Also, as stated earlier in this Prospectus, we have imposed restrictions on transfers and reserve the right to take other actions to restrict trading, including the right to restrict the method used to submit transfers (e.g., by requiring transfer requests to be submitted in writing via U.S. mail). We also reserve the right to suspend or terminate the transfer privilege altogether with respect to anyone who we feel are abusing the privilege to the detriment of others.

We make available Dollar Cost Averaging and Asset Rebalancing Programs.

Special Transfer Services-Dollar Cost Averaging Program

We administer a Dollar Cost Averaging ("DCA") Program. If you enter into a DCA agreement, you may instruct us to transfer monthly a predetermined dollar amount from any Variable Investment Option, or from a Fixed Investment Option we permit for this purpose to other Variable Investment Options until the amount in the Investment Option from which the transfer is made is exhausted. You may establish a DCA Fixed Investment Option under the DCA Program to make automatic transfers. You may allocate only Purchase Payments (and not existing Contract Values) to the DCA Fixed Investment Option. If you elect the DCA Fixed Investment Option, we will credit the amounts allocated to this option with interest at the guaranteed interest rate in effect on the date of such allocation.

From time to time, we may offer special DCA Programs where the rate of interest credited to a Fixed Investment Option exceeds our actual earnings on the supporting assets, less appropriate risk and expense adjustments. In such case, we will recover any amounts we credit to your account in excess of amounts earned by us on the assets in the General Account from existing charges described in your Contract. Your Contract charges will not increase as a result of electing to participate in any special DCA Program.

The DCA Program is generally suitable if you are making a substantial deposit and desire to control the risk of investing at the top of a market cycle. The DCA Program allows investments to be made in equal installments over time in an effort to reduce that risk. Therefore, you may achieve a lower purchase price over the long-term by purchasing more accumulation units of a particular Sub-Account when the unit value is low; less when the unit value is high. However, the DCA Program does not guarantee profits or prevent losses in a declining market and requires regular investment regardless of fluctuating price levels. Contract Owners interested in the DCA Program should consider their financial ability to continue purchases through periods of low price levels. If you are interested in the DCA Program, you may elect to participate in the program on the appropriate application or you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the DCA Program.

Special Transfer Services - Asset Rebalancing Program


We administer an Asset Rebalancing Program which enables you to specify the percentage levels you would like to maintain in particular Portfolios. We will automatically rebalance your Contract Value pursuant to the schedule described below to maintain the indicated percentages by transfers among the Portfolios. (Fixed Investment Options are not eligible for participation in the Asset Rebalancing Program.) You must include your entire value in the Variable Investment Options in the Asset Rebalancing Program. Other investment programs, such as the DCA Program, or other transfers or withdrawals may not work in concert with the Asset Rebalancing Program. Therefore, you should monitor your use of these other programs and any other transfers or withdrawals while the Asset Rebalancing Program is being used. If you are interested in the Asset Rebalancing Program, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. There is no charge for participation in the Asset Rebalancing Program.



For rebalancing programs begun on or after October 1, 1996, we will permit asset rebalancing only on the following time schedules:


      - quarterly on the 25th day of the last month of the calendar quarter (or the next Business Day if the 25th is not a Business Day);

      - semi-annually on June 25th and December 26th (or the next Business Day if these dates are not Business Days); or

      - annually on December 26th (or the next Business Day if December 26th is not a Business Day).

You may withdraw all or a portion of your Contract Value, but may incur withdrawal charges or tax liability as a result.

Withdrawals


During the Accumulation Period, you may withdraw all or a portion of your Contract Value upon written request (complete with all necessary information) to our Annuities Service Center. You may make withdrawals by telephone as described above under "Telephone and Electronic Transactions". For certain Qualified Contracts, exercise of the withdrawal right may require the consent of the Qualified Plan participant's spouse under the Code. In the case of a total withdrawal, we will pay the Contract Value as of the date of receipt of the request at our Annuities Service Center, minus any unpaid loans and any applicable withdrawal charge, Rider charge, administrative fee, or tax. We will then cancel the Contract. In the case of a partial withdrawal, we will pay the amount requested and cancel accumulation units credited to each Investment Account equal in value to the amount withdrawn from that Investment Account plus any applicable withdrawal charge deducted from that Investment Account.


When making a partial withdrawal, you should specify the Investment Options from which the withdrawal is to be made. The amount requested from an Investment Option may not exceed the value of that Investment Option minus any applicable withdrawal charge. If you do not specify the Investment Options from which a partial withdrawal is to be taken, the withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Option, beginning with the shortest remaining guarantee period first and ending with the longest remaining guarantee period last. If the partial withdrawal is less than the total value in the Variable Investment Options, the withdrawal will be taken proportionately from all of your Variable Investment Options. For rules governing the order and manner of withdrawals from the Fixed Investment Option, see "Fixed Investment Options."


There is no limit on the frequency of partial withdrawals; however, the amount withdrawn must be at least $300 or, if less, the entire balance in the Investment Option. If after the withdrawal (and deduction of any withdrawal charge) the amount remaining in the Investment Option is less than $100, we reserve the right to treat the partial withdrawal as a withdrawal of the entire amount held in the Investment Option. If a partial withdrawal plus any applicable withdrawal charge would reduce the Contract Value to less than $300, we will treat the partial withdrawal as a total withdrawal of the Contract Value.


We will pay the amount of any withdrawal from the Variable Investment Options promptly, and in any event within seven days of receipt of the request, complete with all necessary information at our Annuities Service Center, except that we reserve the right to defer the right of withdrawal or postpone payments for any period when:

      - the New York Stock Exchange is closed (other than customary weekend and holiday closings);

      -     trading on the New York Stock Exchange is restricted;

      - an emergency exists as determined by the SEC, as a result of which disposal of securities held in the Variable Account is not reasonably practicable or it is not reasonably practicable to determine the value of the Variable Account's net assets; or

      - the SEC, by order, so permits for the protection of security holders; provided that applicable rules and regulations of the SEC shall govern as to whether trading is restricted or an emergency exists.

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


IMPACT OF DIVORCE. In the event that you and your spouse become divorced after you purchase a Contract, we will consider any request to reduce or divide benefits under a Contract as a request for a withdrawal of Contract Value. The transaction may be subject to any applicable tax or withdrawal charge. Also, for Contracts issues with an optional minimum guarantee withdrawal benefit Rider, your guarantee may be Reset. If you determine to divide a Contract with an optional benefit Rider, we will permit you to continue the existing Rider under one, but not both, resulting Contracts. We will also permit the owner of the new Contract to purchase any optional benefit rider then available.



TAX CONSIDERATIONS. Withdrawals from the Contract may be subject to income tax and a 10% IRS penalty tax (see "VII. Federal Tax Matters"). Withdrawals are permitted from Contracts issued in connection with Section 403(b) Qualified Plans only under limited circumstances (see Appendix B: "Qualified Plan Types").


You may make Systematic "Income Plan" withdrawals.

Special Withdrawal Services - The Income Plan

We administer an Income Plan ("IP") which permits you to pre-authorize a periodic exercise of the contractual withdrawal rights described above. After entering into an IP agreement, you may instruct us to withdraw a level dollar amount from specified Investment Options on a periodic basis. We limit the total of IP withdrawals in a Contract Year to not more than 10% of the Purchase Payments made (to ensure that no withdrawal charge will ever apply to an IP withdrawal). If additional withdrawals, outside the IP program, are taken from a Contract in the same Contract Year in which an IP program is in effect, IP withdrawals taken after the free withdrawal amount has been exceeded are subject to a withdrawal charge. The IP is not available to Contracts participating in the DCA Program or for which Purchase Payments are being automatically deducted from a bank account on a periodic basis. IP withdrawals, like other withdrawals, may be subject to income tax and a 10% IRS penalty tax. If you are interested in an IP, you may obtain a separate authorization form and full information concerning the program and its restrictions from your registered representative or our Annuities Service Center. We do not charge a fee to participate in the IP program.

Optional Guaranteed Minimum Withdrawal Benefits


Please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits" for a general description of the Principal Plus (formerly known as Guaranteed Principal Plus) and Principal Plus for Life (formerly known as Guaranteed Principal Plus for Life) optional benefit Riders that may provide guaranteed withdrawal benefits under the Contract you purchased. In addition, please see Appendix D for a general description of the Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns optional benefits Riders for which you may be eligible to exchange any currently owned guaranteed minimum withdrawal benefit Rider. Please see "Appendix F: Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders," for information on the availability of these additional Riders. Under the Principal Plus for Life and Principal Plus Riders, we guarantee that you may withdraw a percentage of your investment each year until you recover your initial payment(s), even if your Contract Value reduces to zero. We will increase the amounts we guarantee by a Bonus if you choose not to make any withdrawals at all during certain Contract Years. Depending on market performance, you may also be able to increase or "Step-up" the amounts we guarantee on certain dates. If you withdraw more than a guaranteed annual amount, however, we will reduce the amounts we guarantee for future withdrawals.


If you die during the Accumulation Period, your Beneficiary will receive a death benefit that might exceed your Contract Value.

Death Benefit During the Accumulation Period


The Contracts described in this Prospectus generally provide for distribution of death benefits if a Contract Owner dies before a Contract's Annuity Commencement Date. In addition, you may have purchased a Contract with an optional death benefit Rider that will enhance the amount of death benefit. You should read your Contract carefully to determine the minimum death benefit and any enhanced death benefit payable during the Accumulation Period.


AMOUNT OF DEATH BENEFIT. The death benefit under the Contracts is the greater of:

      -     the Contract Value; or

      -     the minimum death benefit.

We will decrease the death benefit by the amount of any Debt under a Contract (including any unpaid interest), and adjust the death benefit if you make withdrawals. We will increase the death benefit by any enhanced death benefit Riders that you may have purchased (see Appendix C: "Optional Enhanced Death Benefits").

MINIMUM DEATH BENEFIT. We determine the Minimum Death Benefit as follows:
Minimum death benefit equals the total amount of Purchase Payments, less any amounts deducted in connection with partial withdrawals.

We reduce the minimum death benefit proportionally in connection with partial withdrawals. The amount deducted equals the death benefit under your Contract before the withdrawal times the ratio of the partial withdrawal amount divided by your Contract Value before the withdrawal.

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

We may reset the minimum death benefit to equal the Contract Value on the date you substitute or add any Contract Owner. For purposes of subsequent calculations of the death benefit prior to the Maturity Date, the Contract Value on the date of the change will be treated as a payment made on that date. This treatment of Contract Value as a payment is not included in cumulative Purchase Payments. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the change will not be considered in the determination of the death benefit. No such change in death benefit will be made if the person whose death will cause the death benefit to be paid is the same after the change in Ownership or if Ownership is transferred to the Owner's spouse.

DETERMINATION OF DEATH BENEFIT. We determine the death benefit on the date we receive written notice and "proof of death" as well as all required claims forms from all Beneficiaries at our the respective Annuities Service Center shown on the first page of this Prospectus. No one is entitled to the death benefit until this time. Proof of death occurs when we receive one of the following at our respective Annuities Service Center:


      -     a certified copy of a death certificate; or


      - a certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

      -     any other proof satisfactory to us.

If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.

DISTRIBUTION OF DEATH BENEFITS. The following discussion applies principally to distribution of death benefits upon the death of an Owner under Contracts that are not issued in connection with Qualified Plans, i.e., "Non-Qualified Contracts". Tax law requirements applicable to Qualified Plans, including IRAs, and the tax treatment of amounts held and distributed under such plans, are quite complex. Accordingly, if your Contract is used in connection with a qualified plan, you should seek competent legal and tax advice regarding requirements governing the distribution of benefits, including death benefits, under the plan. In particular, if you intend to use the Contract in connection with a qualified plan, including an IRA, you and your tax advisor should consider that there is some uncertainty as to the income tax effects of the death benefit on Qualified Plans, including IRAs (see "VII. Federal Tax Matters" and Appendix B: "Qualified Plan Types").

In designating Beneficiaries you may impose restrictions on the timing and manner of payment of death benefits. The description of death benefits in this Prospectus does not reflect any of the restrictions that could be imposed, and it should be understood as describing what will happen if the Contract Owner chooses not to restrict death benefits under the Contract. If the Contract Owner imposes restrictions, those restrictions will govern payment of the death benefit.


We will pay the death benefit to the Beneficiary if any Contract Owner dies before the earlier of the Maturity Date or Annuity Commencement Date. If there is a surviving Contract Owner, that Contract Owner will be deemed to be the Beneficiary. If any Owner is not a natural person, the death of any Annuitant will be treated as the death of an Owner. On the death of the last surviving Annuitant, the Owner, if a natural person, will become the Annuitant unless the Owner designates another person as the Annuitant.



Upon request, the death benefit proceeds may be taken in the form of a lump sum immediately. In that case, we will pay the death benefits within seven calendar days of the date that we determine the amount of the death benefit, subject to postponement under the same circumstances that payment of withdrawals may be postponed (see "Withdrawals" above).



Beneficiaries who opt for a lump sum payout of their portion of the death benefit will receive the funds in a John Hancock Safe Access Account (JHSAA). Similar to a checking account, the JHSAA provides the beneficiary access to the payout funds via a checkbook, and account funds earn interest at a variable interest rate. The Beneficiary can obtain the remaining death benefit proceeds in a single sum by cashing one check for the entire amount. Note, however, that a JHSAA is not a true checking account as the beneficiary cannot make deposits. It is solely a means of distributing the death benefit, so the beneficiary can only make withdrawals. The JHSAA is part of our general account; it is not a bank account and it is not insured by the FDIC or any other government agency. As part of our general account, it is subject to the claims of our creditors. We receive a benefit from all amounts left in the JHSAA.



If the Beneficiary does not choose a form of payment, or the death benefit payable upon the death of an Owner is not taken as a lump sum under our current administrative procedures, the Contract will continue subject to the following:


      -     The Beneficiary will become the Contract Owner.

      - Any excess of the death benefit over the Contract Value will be allocated to the Owner's Investment Accounts in proportion to their relative values on the date of receipt at our Annuities Service Center of due proof of the Owner's death.

      -     No Additional Purchase Payments may be made.

      -     Withdrawal charges will be waived for all future distributions.

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

      - If the deceased Owner's spouse is the Beneficiary, the surviving spouse continues the Contract as the new Owner. In this case, the distribution rules applicable when a Contract Owner dies will apply when the spouse, as the Owner, dies. In addition, a death benefit will be paid upon the death of the spouse. For purposes of calculating the death benefit payable upon the death of the spouse (excluding any optional benefits), the death benefit paid upon the first Owner's death will be treated as a Purchase Payment to the Contract. In addition, all payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death will not be considered in the determination of the spouse's death benefit.


      - If the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract must be made within five years of the Owner's death, or alternatively, distribution may be made as an annuity, under one of the Annuity Options described below under "Annuity Options", which must begin within one year of the Owner's death and is payable over the life of the Beneficiary or over a period not extending beyond the life expectancy of the Beneficiary (see "Annuity Options" below). If the distribution is not made within five years and the Beneficiary has not specified one of the above forms of payment, we will distribute a lump sum cash payment of the Beneficiary's portion of the death benefit. Also if distribution is not made as an annuity, upon the death of the Beneficiary, any remaining death benefit proceeds will be distributed immediately in a single sum cash payment.


      - Alternatively, if the Contract is not a qualified contract and if the Beneficiary is not the deceased Owner's spouse, distribution of the Owner's entire interest in the Contract may be made as a series of withdrawals over the Beneficiary's life expectancy. If this form of distribution is selected, the Beneficiary may not reduce or stop the withdrawals but may in any year withdraw more than the required amount for that year. If life expectancy withdrawals have been selected and the initial Beneficiary dies while value remains in the Contract, a successor Beneficiary may either take a lump sum distribution of the remaining balance or continue periodic withdrawals according to the original schedule based on the initial Beneficiary's life expectancy.


We may change the way we calculate the death benefit if you substitute or add any Contract Owner. If we do, the new death benefit will equal the Contract Value as of the date of the ownership change. We will also treat the Contract Value on the date of the change as a "Purchase Payment" made on that date. For any subsequent calculations on the death benefit prior to the Maturity Date, we will not consider any Purchase Payments made and any amounts deducted in connection with partial withdrawals prior to the date of the ownership change in our determination of the death benefit. We will not change the way we calculate the death benefit if the person whose death will cause the death benefit to be paid is the same after the ownership change or if you transfer ownership to the Owner's spouse.



A change of Contract Owner may be a taxable event if the Owner or co-Owner before the change is an individual and the new Owner or co-Owner is not a spouse of the previous Owner (or co-Owner). You should consult with a qualified tax advisor for further information relevant to your situation.


Optional Enhanced Death Benefits

Your Wealthmark ML3 Contract may include one or more of the following enhanced death benefit Riders:

      -     Annual Step-up Death Benefit;

      - Enhanced Earnings Death Benefit (not offered in New York or Washington); and

      - Accelerated Beneficiary Protection Death Benefit (not offered in New York or Washington).

These optional death benefit Riders under the Contracts were not available in all states, and were subject to our underwriting rules at the time you purchased your Contract.

For an extra fee, these optional death benefit Riders could enhance the minimum death benefit payable under your Contract, subject to the terms and limitations contained in the Rider. We provide a general description of each of these Riders in Appendix C to this Prospectus.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, AND ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY OPTIONAL ENHANCED DEATH BENEFIT RIDERS THAT YOU MAY HAVE PURCHASED.

PAY-OUT PERIOD PROVISIONS

You have a choice of several different ways of receiving annuity payments from us.

General


Generally, the Contracts contain provisions for the commencement of annuity payments to the Annuitant up to the Contract's Maturity Date (the "Annuity Commencement Date" is the first day of the Pay-out Period). The Maturity Date is the date specified on your Contract's specifications page, unless you obtain our consent to change that date. For John Hancock USA Contracts, there is no limit on when the earliest Annuity Commencement Date may be set. For John Hancock New York Contracts, the earliest allowable Annuity Commencement Date is one year from the Contract Date. If no date is specified, the Annuity Commencement


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Date is the first day of the month following the later of the 90th birthday of the oldest Annuitant or the tenth Contract Anniversary. The Annuity Commencement Date may be changed at any time before annuity payments begin. The new Annuity Commencement Date may not be later than the Maturity Date specified in the Contract, or a later date if we consent to the change. Annuity Commencement and Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "VIII. Federal Tax Matters"). Distributions may be required from Qualified Contracts before the Maturity Date.



When John Hancock New York issues a Contract in New York, the Maturity Date is the date the oldest Annuitant obtains age 90, unless the Contract's specifications page states otherwise or you later change the date.



When John Hancock USA issues a Contract outside New York, the Maturity Date is the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.



You should review your Contract carefully to determine the Maturity Date applicable to your Contract.



You may specify a different Maturity Date at any time by written request at least one month before both the previously specified and the new Maturity Date. The new Maturity Date may not be later than the previously specified Maturity Date unless we consent. Maturity Dates which occur when the Annuitant is at an advanced age, e.g., past age 90, may have adverse income tax consequences (see "VII. Federal Tax Matters"). Distributions from Qualified Contracts may be required before the Maturity Date.



You may select the frequency of annuity payments. However, if the Contract Value at the Annuity Commencement Date is such that a monthly payment would be less than $20, we may pay the Contract Value, minus any unpaid loans, in one lump sum to the Annuitant on the Annuity Commencement Date.


Annuity Options


Annuity payments are available under the Contract on a fixed, variable, or combination fixed and variable basis. Upon purchase of the Contract, and at any time during the Accumulation Period, you may select one or more of the Annuity Options described below on a fixed and/or variable basis or choose an alternate form of payment acceptable to us. If an Annuity Option is not selected, we will provide as a default, a Fixed Annuity option in the form of a life annuity with payments guaranteed for ten years as described below. We will determine annuity payments based on the Investment Account value of each Investment Option at the Maturity Date. Treasury Department regulations may preclude the availability of certain Annuity Options in connection with certain Qualified Contracts. Once annuity payments commence:



      - you will no longer be permitted to make any withdrawals under the Contract;



      - you will no longer be permitted to make or receive any withdrawals under a guaranteed minimum withdrawal benefit Rider;



      -     we may not change the Annuity Option or the form of settlement; and



      -     your Guaranteed Minimum Death Benefit will terminate.


Please read the description of each Annuity Option carefully. In general, a non-refund life annuity provides the highest level of payments. However, because there is no guarantee that any minimum number of payments will be made, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due. You may also elect annuities with payments guaranteed for a certain number of years but the amount of each payment will be lower than that available under the non-refund life Annuity Option.


Annuity Options offered in the Contract. The Contracts guarantee the availability of the following Annuity Options.


      OPTION 1(a): NON-REFUND LIFE ANNUITY - An annuity with payments during the lifetime of the Annuitant. No payments are due after the death of the Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant may receive only one payment if the Annuitant dies prior to the date the second payment is due.

      OPTION 1(b): LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if the Annuitant dies prior to the end of the tenth year.

      OPTION 2(a): JOINT & SURVIVOR NON-REFUND LIFE ANNUITY - An annuity with payments during the lifetimes of the Annuitant and a designated co-Annuitant. No payments are due after the death of the last survivor of the Annuitant and co-Annuitant. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.

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

      OPTION 2(b): JOINT & SURVIVOR LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 10 YEARS - An annuity with payments guaranteed for 10 years and continuing thereafter during the lifetimes of the Annuitant and a designated co-Annuitant. Because we guarantee payments for 10 years, we will make annuity payments to the end of such period if both the Annuitant and the co-Annuitant die prior to the end of the tenth year.

In addition to the foregoing Annuity Options which we are contractually obligated to offer at all times, we currently offer the following Annuity Options. We may cease offering the following Annuity Options at any time and may offer other Annuity Options in the future.

      OPTION 3: LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 5, 15 OR 20 YEARS - An Annuity with payments guaranteed for 5, 15 or 20 years and continuing thereafter during the lifetime of the Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 5, 15 or 20 year period.


      OPTION 4: LIFETIME ANNUITY WITH CASH REFUND - An annuity with payments during the lifetime of the Annuitant. After the death of the Annuitant, we will pay the Beneficiary a lump sum amount equal to the excess, if any, of the Contract Value at the election of this option over the sum of the annuity payments made under this option.



      OPTION 5: JOINT LIFE ANNUITY WITH PAYMENTS GUARANTEED FOR 20 YEARS - An annuity with payments guaranteed for 20 years and continuing thereafter during the lifetime of the Annuitant and a designated co-Annuitant. Because we guarantee payments for the specific number of years, we make annuity payments to the end of the last year of the 20 year period if both the Annuitant and the co-Annuitant die during the 20 year period.



      OPTION 6: JOINT & TWO-THIRDS SURVIVOR NON-REFUND LIFE ANNUITY - An annuity with full payments during the joint lifetime of the Annuitant and a designated co-Annuitant and two-thirds payments during the lifetime of the survivor. Because we do not guarantee that we will make any minimum number of payments, an Annuitant or co-Annuitant may receive only one payment if the Annuitant and co-Annuitant die prior to the date the second payment is due.



      OPTION 7: PERIOD CERTAIN ONLY ANNUITY FOR 10, 15 OR 20 YEARS - An annuity with payments for a 10, 15 or 20 year period and no payments thereafter. You may surrender all or part of your Contract for its "Commuted Value" after the Pay-out Period has begun only if you select a variable pay-out under this Option. (See "Full Surrenders During the Pay-out Period" and "Partial Surrenders During the Pay-out Period" below.)



ADDITIONAL ANNUITY OPTIONS FOR CONTRACTS WITH A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. We may make one or more additional Annuity Options available if you purchase a Contract with one of our guaranteed minimum withdrawal benefit Riders (i.e., a Principal Plus or Principal Plus for Life optional benefit Rider, as described in Appendix D. If you purchased a Contract with our Principal Plus or Principal Plus for Life optional benefit Rider, we permit you to select the additional Annuity Options shown below: Unless we permit otherwise, these additional Annuity Options are available for Maturity Dates that coincide with the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary.



PP & PPFL ALTERNATE ANNUITY OPTION 1: LIA FIXED ANNUITY WITH PERIOD CERTAIN - This option is available if you purchase a Contract with the Principal Plus or Principal Plus for Life optional benefit Rider. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the amount of the annual annuity payment we determine for this option. This period will be rounded to the next higher month.



GMWB ALTERNATE ANNUITY OPTION 2: FIXED ANNUITY WITH PERIOD CERTAIN-- This Annuity Option is available if you purchased a Contract with the Principal Plus for Life Rider. This option provides an annuity with payments guaranteed for a certain period and continuing thereafter during the lifetime of a single Annuitant. We determine the certain period by dividing the Guaranteed Withdrawal Balance at the Annuity Commencement Date by the amount of the annual annuity benefit payment we determine for this option. This period will be rounded to the next higher month.


We determine the annual amount of Fixed Annuity payments under this option as the greater of:

      - the Lifetime Income Amount on the Maturity Date, if any, as provided by the guaranteed minimum withdrawal benefit Rider that you purchased with your Contract, or

      - the annual amount that the proceeds of your Contract provides on a guaranteed basis under Annuity Option 1(a): Non-Refund Life Annuity.


PP & PPFL ALTERNATE ANNUITY OPTION 2: FIXED PERIOD CERTAIN ONLY - This option is available only if:



      - you purchase a Contract with a Principal Plus or Principal Plus for Life; and


      - there is no Lifetime Income Amount remaining (or none has been determined) at the Maturity Date.

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

This option provides a Fixed Annuity with payments guaranteed for a certain period and no payments thereafter. Under this option, we determine the certain period by dividing the Guaranteed Withdrawal Balance at the Maturity Date by the Guaranteed Withdrawal Amount at the Maturity Date. This period will be rounded to the next higher month. (If the period certain is less than 5 years, we may pay the benefit as a lump sum equal to the present value of the annuity payments at the rate of interest for Annuity Options as described in the Contract.)

We determine the annual amount of Fixed Annuity payments under this option as the greater of:


      (a) the Guaranteed Withdrawal Amount on the Annuity Commencement Date as provided by the Principal Plus or Principal Plus for Life Rider that you purchased with your Contract; or



      (b) the annual amount for a Fixed Annuity with the same period certain that we determine for this option, but based on the interest rate for Annuity Options described in your Contract.



Full Surrenders During the Pay-out Period. You may surrender your Contract, after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. Under this option, we will pay you the present value of any remaining guaranteed annuity payments ("Commuted Value") of your Contract. The Commuted Value is determined on the day we receive your written request for surrender. We determine the Commuted Value by:



      - multiplying the number of Annuity Units we currently use to determine each payment by the respective Annuity Unit value on the last payment date (see "Annuity Units and the Determination of Subsequent Variable Annuity Benefit Payments" below for a description of an "Annuity Unit");


      - assuming that the net investment factor for the remainder of the guarantee period will equal the assumed interest rate of 3%, resulting in level annuity payments; and

      - calculating the present value of these payments at the assumed interest rate of 3%.


If you elect to take the entire Commuted Value of the remaining annuity payments due in the Period Certain, no future annuity payments will be made.



PARTIAL SURRENDERS DURING THE PAY-OUT PERIOD. We permit partial surrenders after the Pay-out Period has begun, only if you have selected a variable pay-out under Option 7: Period Certain Only Annuity for 10, 15, or 20 years. You may take partial surrenders of amounts equal to the Commuted Value of the payments that we would have made during the Period Certain. The Commuted Value is determined in the manner described above on the day we receive your written request for surrender in the manner described below.



If you elect to take only the Commuted Value of some of the remaining annuity payments due in the Period Certain, we will reduce the remaining annuity payments during the remaining Period Certain by reducing the number of Annuity Units used to determine payments (see "Annuity Units and the Determination of Subsequent Variable Annuity Payments" in this section, below, for how we determine the initial number of Annuity Units used to determine payments). Since there will be fewer Annuity Units, your remaining payments will be reduced. The new number of Annuity Units used to determine future payments after an amount is commuted will equal a x {1 - ((b / c) / d)}, where:



      a equals the number of Annuity Units used to determine future payments before the commutation;



      b equals the dollar amount requested to be paid out as part of the commutation;



      c equals the present value of all Annuity Units to be paid out if there were no commutation, where the interest rate used to present value the Annuity Units is the assumed interest rate of 3%; and



      d equals the Annuity Unit value on the day of the commutation is executed.



For example, assume that before you request a partial Commuted Value, you will receive 400 units a year for 10 years. You request $20,000 in Commuted Value. Since you are receiving those 400 units for 10 years, C equals the present value of 400 units for 10 years starting the end of this year at a rate of an assumed interest rate of 3%. This value is 3,412.08 units. Assuming the annuity unit value on the day the commutation is executed is $12.50, after the commutation you will receive 400 x {1 - (($20,000 / 3412.08) / $12.50)} = 212.43 units a year for 10 years.


You will not be able to make any additional withdrawals under a Contract with a guaranteed minimum withdrawal benefit Rider once annuity payments begin under an Annuity Option.

FIXED ANNUITY OPTIONS. Subject to the distribution of death benefits provisions (see "Death Benefit During Accumulation Period"), on death, withdrawal or the Maturity Date of the Contract, the proceeds may be applied to a Fixed Annuity Option.

We determine the amount of each Fixed Annuity benefit payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase the Fixed Annuity to the appropriate table in the Contract. If the table we are then using is more favorable to you, we will substitute that table. If you choose an Annuity Option that is not guaranteed in the Contract, we will use the appropriate table that we are currently offering. We guarantee the dollar amount of Fixed Annuity payments.

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Determination of Amount of the First Variable Annuity Payment


We determine the first Variable Annuity benefit payment by applying the portion of the proceeds (minus any applicable premium taxes) applied to purchase a variable annuity to the annuity tables contained in the Contract. We will determine the amount of the Contract Value as of the date not more than ten Business Days prior to the Annuity Commencement Date. We will reduce Contract Value used to determine annuity payments by any applicable premium taxes.


The rates contained in the annuity tables vary with the Annuitant's sex and age and the Annuity Option selected. However, we may not use sex-distinct tables for Contracts issued in connection with certain employer-sponsored retirement plans. Under such tables, the longer the life expectancy of the Annuitant under any life Annuity Option or the longer the period for which payments are guaranteed under the option, the smaller the amount of the first monthly variable annuity payment will be.

Annuity Units and the Determination of Subsequent Variable Annuity Payments


We will base variable annuity payments after the first one on the investment performance of the Sub-Accounts selected during the Pay-out Period. The amount of a subsequent payment is determined by dividing the amount of the first annuity payment from each Sub-Account by the Annuity Unit value of that Sub-Account (as of the same date the Contract Value to effect the annuity was determined) to establish the number of Annuity Units which will thereafter be used to determine payments. This number of Annuity Units for each Sub-Account is then multiplied by the appropriate Annuity Unit value as of a uniformly applied date not more than ten Business Days before the annuity payment is due, and the resulting amounts for each Sub-Account are then totaled to arrive at the amount of the annuity payment to be made. The number of Annuity Units generally remains constant throughout the Pay-out Period (assuming no transfer is made). We will deduct a pro-rata portion of the administration fee from each annuity benefit payment.



We charge the same Annual Separate Account Expenses during the annuitization period as we do during the Accumulation Period. We determine the "net investment factor" for an Annuity Unit in the same manner as we determine the net investment factor for an accumulation unit (see "Value of Accumulation Units" and "Net Investment Factor" on page ____). The value of an Annuity Unit for each Sub-Account for any Business Day is determined by multiplying the Annuity Unit value for the immediately preceding Business Day by the net investment factor for that Sub-Account (see "Net Investment Factor") for the valuation period for which the Annuity Unit value is being calculated and by a factor to neutralize the assumed interest rate. Generally, if the net investment factor is greater than the assumed interest rate, the payment amount will increase. If the net investment factor is less than the assumed interest rate, the payment amount will decrease.



We build a 3% assumed interest rate is built into the annuity tables in the Contract used to determine the first Variable Annuity benefit payment. The smallest annual rate of investment return which is required to be earned on the assets of the Separate Account so that the dollar amount of Variable Annuity payments will not decrease is 4.72%.


Some transfers are permitted during the Pay-out Period, but subject to different limitations than during the Accumulation Period.

Transfers During Pay-out Period


Once Variable Annuity payments have begun, you may transfer all or part of the investment upon which those payments are based from one Sub-Account to another. You must submit your transfer request to our Annuities Service Center at least 30 DAYS BEFORE the due date of the first annuity payment to which your transfer will apply. We will make transfers after the Annuity Commencement Date by converting the number of Annuity Units being transferred to the number of Annuity Units of the Sub-Account to which the transfer is made, so that the next annuity payment if it were made at that time would be the same amount that it would have been without the transfer. Thereafter, annuity payments will reflect changes in the value of the Annuity Units for the new Sub-Account selected. We reserve the right to limit, upon notice, the maximum number of transfers a Contract Owner may make per Contract Year to four. Once annuity payments have commenced, a Contract Owner may not make transfers from a Fixed Annuity Option to a Variable Annuity Option or from a Variable Annuity Option to a Fixed Annuity Option. In addition, we reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of a Portfolio. We also reserve the right to modify or terminate the transfer privilege at any time in accordance with applicable law.


Death Benefit During Pay-out Period

If an Annuity Option providing for payments for a guaranteed period has been selected, and the Annuitant dies during the Pay-out Period, we will make the remaining guaranteed payments to the Beneficiary. We will make any remaining payments as rapidly as under the method of distribution being used as of the date of the Annuitant's death. If no Beneficiary is living, we will commute any unpaid guaranteed payments to a single sum (on the basis of the interest rate used in determining the payments) and pay that single sum to the estate of the last to die of the Annuitant and the Beneficiary.


We do not make any payments to a Beneficiary, however, if we are making payments during the Settlement Phase under an optional guaranteed minimum withdrawal benefit Rider and the last surviving Covered Person dies. Please read "Appendix D" for additional information.


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Optional Guaranteed Minimum Income Benefits

Please (see Appendix E: "Optional Guaranteed Minimum Income Benefits") for a general description of the Optional Guaranteed Retirement Income Benefit Riders that may enhance guaranteed income benefits under the Contract you purchased. These optional benefit Riders guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. We base the guarantee on an amount called the "Income Base," which can be increased or decreased as provided in the Riders. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders cannot be revoked once elected.

OTHER CONTRACT PROVISIONS

You have a right to cancel your Contract within the permitted time.

Right to Review

You may cancel the Contract by returning it to our Annuities Service Center or to your registered representative at any time within 10 days after receiving it or such other period as required by law. Within 7 days of receiving a returned Contract, we will pay you the Contract Value (minus any unpaid loans) computed at the end of the Business Day on which we receive your returned Contract.


No withdrawal charge is imposed upon return of a Contract within the 10 day right to review period. The 10 day right to review may vary in certain states in order to comply with the requirements of state insurance laws and regulations. When the Contract is issued as an individual retirement annuity under Sections 408 or 408A of the Code, during the first 7 days of the 10 day period, we will return all Purchase Payments if this is greater than the amount otherwise payable.


If you purchased your Contract in connection with a replacement of an existing contract, your Contract may provide for a longer time period to return it to us. For example, in New York, you may return the Contract at any time within 60 days after receiving it. Replacement of an existing annuity contract generally is defined as the purchase of a new Contract in connection with (a) the lapse, partial or full surrender or change of, or borrowing from, an existing annuity or life insurance Contract or (b) the assignment to a new issuer of an existing annuity contract. This description, however, does not necessarily cover all situations which could be considered a replacement of an existing Contract. Therefore, you should consult with your registered representative or attorney regarding whether the purchase of a new a Contract is a replacement of an existing Contract.


(Applicable to Residents of California Only) Residents in California age 60 and greater may cancel the Contract by returning it to our Annuities Service Center or agent at any time within 30 days after receiving it. We will allocate your Purchase Payments to the Money Market Investment Option during this period. We will, however, permit you to elect to allocate your Purchase Payments during this 30 day period to a Fixed Investment Option (if available), or to one or more of the Variable Investment Options. If you cancel the Contract during this 30 day period and your Purchase Payments were allocated to a Fixed Investment Option or the Money-Market Investment Option, we will pay you the original amount of your Purchase Payments. If your Purchase Payments were allocated to a Variable Investment Option (other than the Money Market Investment Option), we will pay you the Contract Value, (minus any unpaid loans), computed at the end of the Business Day on which we receive your returned Contract.


You own the Contract.

Ownership


Prior to the Maturity Date, the Contract Owner is the person designated in the Contract specifications page or as subsequently named. On and after the Annuity Commencement Date, the Annuitant is the Contract Owner. If amounts become payable to any Beneficiary under the Contract, the Beneficiary is the Contract Owner.



In the case of Non-Qualified Contracts, Ownership of the Contract may be changed or the Contract may be collaterally assigned at any time prior to the earlier of the Annuity Commencement Date of the Maturity Date, subject to the rights of any irrevocable Beneficiary. Changing the Ownership of a Contract may be treated as a (potentially taxable) distribution from the Contract for Federal tax purposes. A collateral assignment will be treated as a distribution from the Contract and will be tax reported as such. An addition or substitution of any Contract Owner may result in resetting the death benefit to an amount equal to the Contract Value as of the date of the change and treating that value as a Purchase Payment made on that date for purposes of computing the amount of the death benefit.



You must make any change of Ownership or assignment in writing and we must receive such written change at the Annuities Service Center. We must approve any change. We assume no liability for any payments made or actions taken before a change is approved or an assignment is accepted or responsibility for the validity or sufficiency of any assignment. An absolute assignment will revoke the interest of any revocable Beneficiary.


In the case of Qualified Contracts, Ownership of the Contract generally may not be transferred except by the trustee of an exempt employees' trust which is part of a retirement plan qualified under Section 401 of The Code or as otherwise permitted by applicable IRS regulations. Subject to the foregoing, a qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than us.

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

The Annuitant is either you or someone you designate.

Annuitant


The Annuitant is any natural person or persons whose life is used to determine the duration of annuity payments involving life contingencies. The Annuitant is entitled to receive all annuity payments under the Contract. If the Contract Owner names more than one person as an "Annuitant," the second person named shall be referred to as "co-Annuitant". The Annuitant is as designated on the Contract specifications page or in the application, unless changed. You must make any change of Annuitant in writing in a form acceptable to us and the change must be received at our Annuities Service Center. We must approve any change.



On the death of the Annuitant prior to the Annuity Commencement Date, the co-Annuitant, if living, becomes the Annuitant. If there is no living co-Annuitant, the Owner becomes the Annuitant. In the case of certain Qualified Contracts, there are limitations on the ability to designate and change the Annuitant and the co-Annuitant. The Annuitant becomes the Owner of the Contract at the Annuity Commencement Date.


If any Annuitant is changed and any Contract Owner is not a natural person, the entire interest in the Contract must be distributed to the Contract Owner within five years. The amount distributed will be reduced by charges that would otherwise apply upon withdrawal.

The Beneficiary is the person you designate to receive the death benefit if you die.

Beneficiary


The Beneficiary is the person, persons or entity designated in the Contract specifications page (or as subsequently changed). However, if there is a surviving Contract Owner, that person will be treated as the Beneficiary. You may change the Beneficiary subject to the rights of any irrevocable Beneficiary. You must make any change in writing, and we must approve the change. If approved, we will effect such change as of the date on which written. We assume no liability for any payments made or actions taken before the change is approved. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any Beneficiary is subject to that of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary is the estate of the deceased Contract Owner. In the case of certain Qualified Contracts, IRS regulations may limit designations of beneficiaries.


Modification

We may not modify your Contract without your consent, except to the extent required to make it conform to any law or regulation or ruling issued by a governmental agency.

Our Approval

We reserve the right to accept or reject any Contract application at our sole discretion.

The fixed account Investment Option(s) is not a security.

Misstatement and Proof of Age, Sex or Survival

We may require proof of age, sex or survival of any person upon whose age, sex or survival any payment depends. If the age or sex of the Annuitant has been misstated, the benefits will be those that would have been provided for the Annuitant's correct age and sex. If we have made incorrect annuity payments, the amount of any underpayment will be paid immediately and the amount of any overpayment will be deducted from future annuity payments.

FIXED INVESTMENT OPTIONS

Interests in a Fixed Investment Option are not registered under the Securities Act of 1933, as amended (the "1933 Act"), and each Company's General Account is not registered as an investment company under the 1940 Act. Neither interests in a Fixed Investment Option nor a General Account are subject to the provisions or restrictions of the 1933 Act or the 1940 Act. Nonetheless, Federal securities laws may require disclosures relating to interests in a Fixed Investment Option and a General Account to be accurate.

INTEREST RATES AND AVAILABILITY. Currently, we do not make available any Fixed Investment Options, other than a DCA Fixed Investment Option under the DCA Program (see "Special Transfer Services-Dollar Cost Averaging Program" for details). However, we may make available Fixed Investment Options under the Contract in the future. A Fixed Investment Option provides for the accumulation of interest on Purchase Payments at guaranteed rates for the duration of the guarantee period. We determine the guaranteed interest rates on amounts allocated or transferred to a Fixed Investment Option from time-to-time. In no event will the guaranteed rate of interest be less than guaranteed minimum interest rate stated in your Contract. Once an interest rate is guaranteed for a Fixed Investment Option, it is guaranteed for the duration of the guarantee period, and we may not change it.

Certain states may impose restrictions on the availability of Fixed Investment Options under your Contract.

TRANSFERS. During the Accumulation Period, you normally may transfer amounts from a Fixed Investment Option to the Variable Investment Options only at the end of a guaranteed period. You may, however, transfer amounts from Fixed to Variable Investment Options prior to the end of the guarantee period pursuant to the DCA Program. Where there are multiple Investment Accounts within a Fixed Investment Option, amounts must be transferred from that Fixed Investment Option on a first-in-first-out basis.

You may also make transfers from Variable Investment Options to a Fixed Investment Option, if available, at any time prior to the Annuity Commencement Date, as permitted by applicable law. We establish a separate Investment Account each time you allocate or transfer amounts to a Fixed Investment Option, except that for amounts allocated or transferred the same day, we will establish as single Investment Account. You may not allocate amounts to a Fixed Investment Option that would extend the guarantee period beyond the Annuity Commencement Date.


Subject to certain regulatory limitations, we may determine to restrict payments and transfers to Fixed Investment Options at any time the declared interest rate in effect equals the minimum interest rate specified in your Contract.

RENEWALS. At the end of a guarantee period, you may establish a new Investment Account with the same guarantee period at the then current interest rate, if available, or transfer the amounts to a Variable Investment Option, all without the imposition of any charge. In the case of renewals in the last year of the Accumulation Period, the only Fixed Investment Option available is to have interest accrued for the remainder of the Accumulation Period at the then current interest rate for one-year guarantee period.

WITHDRAWALS. You may make total and partial withdrawals of amounts held in a Fixed Investment Option at any time during the Accumulation Period. Withdrawals from a Fixed Investment Option will be made in the same manner and be subject to the same limitations as set forth under "Withdrawals".

We reserve the right to defer payment of amounts withdrawn from a Fixed Investment Option for up to six months from the date we receive the written withdrawal request. If a withdrawal is deferred for more than 30 days pursuant to this right, we will pay interest on the amount deferred at a rate not less than 3% per year (or a higher rate if required by applicable law).

If you do not specify the Investment Options from which a partial withdrawal is to be taken, the partial withdrawal will be taken from the Variable Investment Options until exhausted and then from the Fixed Investment Options. Such withdrawals will be made from the Investment Options beginning with the shortest guarantee period. Within such a sequence, where there are multiple Investment Accounts within a Fixed Investment Option, withdrawals will be made on a first-in-first-out basis. For this purpose, the DCA Fixed Investment Option is considered to have a shorter guarantee period than the one-year Fixed Investment Option.

Withdrawals from the Contract may be subject to income tax and a 10% penalty tax. See "VII. Federal Tax Matters" below. Withdrawals are permitted from Contracts issued in connection with Section 403(b) qualified plans only under limited circumstances. See Appendix B "Qualified Plan Types".


LOANS. We offer a loan privilege only to owners of Contracts issued in connection with Section 403(b) qualified plans that are not subject to Title I of ERISA. If you own such a Contract, you may borrow from us, using your Contract as the only security for the loan, in the same manner and subject to the same limitations as described under "Loans" (see "VII. Federal Tax Matters"). THE LOAN PRIVILEGE WILL NOT BE AVAILABLE TO SUCH CONTRACTS IF YOU ELECTED THE PRINCIPAL PLUS OR PRINCIPAL PLUS FOR LIFE OPTIONAL BENEFIT RIDERS.


CHARGES. No asset based charges are deducted from Fixed Investment Options.

                           VI. Charges and Deductions


We assess charges and deductions under the Contracts against Purchase Payments, Contract Values or annuity payments. Currently, there are no deductions made from Purchase Payments. In addition, there are deductions from and expenses paid out of the assets of the Funds that are described in the Portfolio Prospectuses. For information on the fees charged for optional benefit Riders, see Appendix C:
Optional Enhanced Death Benefits, Appendix D: Optional Guaranteed Minimum Withdrawal Benefits, and Appendix D: Optional Guaranteed Minimum Income Benefits..


WITHDRAWAL CHARGES

If you make a withdrawal from your Contract during the Accumulation Period, a withdrawal charge (contingent deferred sales charge) may be assessed against amounts withdrawn attributable to Purchase Payments that have been in the Contract less than three complete Contract Years. There is never a withdrawal charge with respect to earnings accumulated in the Contract, certain other amounts available for withdrawal described below or Purchase Payments that have been in the Contract more than three complete Contract Years. In no event may the total withdrawal charges exceed 6% of the amount invested. The amount of the withdrawal charge and when it is assessed are discussed below.

Each withdrawal from the Contract is allocated first to the amount available without withdrawal charges and second to "unliquidated Purchase Payments". In any Contract Year, the amount available without withdrawal charges for that year is the greater of:

      - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); or

      - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over the unliquidated Purchase Payments).

The amount withdrawn without withdrawal charges will be applied to a requested withdrawal, first, to withdrawals from variable account Investment Options and then to withdrawals from fixed account Investment Options beginning with those with the shortest guarantee period first and the longest guarantee period last.

Withdrawals in excess of the amount available without withdrawal charges may be subject to withdrawal charges. A withdrawal charge will be assessed against Purchase Payments liquidated that have been in the Contract for less than three years. Purchase Payments will be liquidated on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the amount available without withdrawal charges in the order such Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc. until all Purchase Payments have been liquidated.

Upon a full surrender of a John Hancock USA Contract, the excess of all unliquidated Purchase Payments over the free withdrawal amount will be liquidated for purposes of calculating the withdrawal charge.

Each Purchase Payment or portion thereof liquidated in connection with a withdrawal request is subject to a withdrawal charge based on the length of time the Purchase Payment has been in the Contract. The amount of the withdrawal charge is calculated by multiplying the amount of the Purchase Payment being liquidated by the applicable withdrawal charge percentage as shown in the table below.

MAXIMUM WITHDRAWAL CHARGE
(AS % OF PURCHASE PAYMENTS)
First Year              6%
Second Year             5%
Third Year              4%
Thereafter              0%

The total withdrawal charge will be the sum of the withdrawal charges for the Purchase Payments being liquidated.

The withdrawal charge is deducted from the Contract Value remaining after the Contract Owner is paid the amount requested, except in the case of a complete withdrawal when it is deducted from the amount otherwise payable. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable withdrawal charge.


The following is the language from Wealthmark: If you make a withdrawal from your Contract during the Accumulation Period, we may assess a withdrawal charge. We do not assess a withdrawal charge with respect to i) earnings accumulated in the Contract, ii) Payment Enhancements and earnings attributable to Payment Enhancements, iii) certain other "free withdrawal amounts," described below or
iv) Purchase Payments that have been in the Contract for more than 7 complete Contract Years (8 complete years if you elected the Payment Enhancement Rider in New York). In any Contract Year, the free withdrawal amount for that year is the greater of: (i) 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and (ii) the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments). We allocate any free withdrawal amount first to withdrawals from Variable Investment Options and then to withdrawals from the Fixed Investment Options.



We first allocate a withdrawal to a "free Withdrawal Amount" and second to "unliquidated Purchase Payments" (i.e., the amount of all Purchase Payments in the Contract net of any withdrawals in excess of earnings that have been taken to date). We do not impose a withdrawal charge on amounts allocated to a Free Withdrawal Amount. In any Contract Year, the free withdrawal amount for that year is the greater of:



      - 10% of total Purchase Payments (less all prior partial withdrawals in that Contract Year); and



      - the accumulated earnings of the Contract (i.e., the excess of the Contract Value on the date of withdrawal over unliquidated Purchase Payments).



Withdrawals of up to the free Withdrawal Amount may be withdrawn without the imposition of a withdrawal charge. If the amount of a withdrawal exceeds the free Withdrawal Amount, the excess will be allocated to Purchase Payments which will be "liquidated" on a first-in first-out basis. On any withdrawal request, we will liquidate Purchase Payments equal to the amount of the withdrawal request which exceeds the free Withdrawal Amount in the order the Purchase Payments were made: the oldest unliquidated Purchase Payment first, the next Purchase Payment second, etc., until all Purchase Payments have been liquidated.



Upon a full surrender of a John Hancock USA Contract issued on or after April 1, 2003, John Hancock USA will liquidate the excess of all unliquidated Purchase Payments over the free withdrawal amount for purposes of calculating the withdrawal charge.



We calculate the amount of the withdrawal charge by multiplying the amount of the Purchase Payment being "liquidated" by the applicable withdrawal charge percentage shown below:



We deduct from the amount paid to the Contract Owner as a result of the withdrawal, any applicable withdrawal charge, Contract and Rider fees, and any taxes. In the case of a partial withdrawal, the amount requested from an Investment Account may not exceed the value of that Investment Account less any applicable fees and charges.



We generally impose no withdrawal charge on distributions made as a result of the death of the Contract Owner or, if applicable, the Annuitant, and we impose no withdrawal charges on the Annuity Commencement Date if the Contract Owner annuitizes as provided in the Contract.


Withdrawal charges help to compensate us for the cost of selling the Contracts. The amount of the charges in any Contract Year does not specifically correspond to sale expenses for that year. We expect to recover our total sales expenses over the life of the Contracts. To the extent that the withdrawal charges do not cover total sales expenses, the sales expenses may be recovered from other sources, including gains from the asset-based risk charge and other gains with respect to the Contracts, or from general assets. Similarly, administrative expenses not fully recovered by the administrative fees may also be recovered from such other sources.

For examples of calculation of the withdrawal charge, see Appendix A: "Examples of Calculation of Withdrawal Charge." In the case of group annuity contracts issued by John Hancock USA, we reserve the right to modify the withdrawal charge as to Contracts issued after the effective date of a change specified in written notice to the group holder.


Waiver of Applicable Withdrawal Charge - Confinement to Eligible Nursing Home (John Hancock USA only)



In states where approved, any applicable withdrawal charge will be waived on a total withdrawal prior to the Maturity Date if all the following apply:



      - the Owner has been confined to an "Eligible Nursing Home" for at least 180 days (the waiver does not apply to the confinement of any Annuitant unless the Owner is a non-natural person;



      -     the confinement began at least one year after the Contract Date;



      -     confinement was prescribed by a "Physician";



      - both the Owner and the Annuitant are alive as of the date we pay the proceeds of such total withdrawal; and



      - the request for a total withdrawal and "Due Proof of Confinement" are received by us, in good order, no later than 90 days after discharge.



An "Eligible Nursing Home" is a licensed "Long Term Care Facility" or "Hospital" providing medically necessary inpatient care that is prescribed in writing by a licensed "Physician" and is based on physical limitations which requires daily living in an institutional setting. A "Long Term Care Facility" is a facility which (a) is located in the United States or its territories; (b) is licensed by the jurisdiction in which it located; (c) provides custodial care under the supervision of a registered nurse (R.N.); and (d) can accommodate three or more persons. A "Hospital" is a facility which is (a) licensed as a Hospital by the jurisdiction in which it is located; (b) is supervised by a staff of licensed physicians; (c) provides nursing services 24 hours a day by, or under the supervision of, a registered nurse (R.N.); (d) operates primarily for the care and treatment of sick or injured persons as inpatients for a charge; and (e) has access to medical, diagnostic and major surgical facilities.

A "Physician" is a person other than you, the Annuitant(s) or a member of your or the Annuitant's families who is a licensed medical doctor (M.D.) or a licensed doctor of osteopathy (D.O.), practicing within the scope of that license.



"Due Proof of Confinement" is a letter signed by an eligible Physician containing: (a) the date the Owner was confined, (b) the name and location of the Eligible Nursing Home, (c) a statement that the confinement was medically necessary in the judgment of the Physician and (d) if applicable, the date the Owner was released from the Eligible Nursing Home.



The waiver is only applicable for total withdrawals and does not apply to partial withdrawals. The waiver described above is not available in all states and was not available for Contracts issued prior to May 1, 2002. Certain terms may vary depending on the state of issue as noted in your Contract. Withdrawals may be taxable and if made prior to age 59-1/2 may be subject to a 10% penalty (see "VII. Federal Tax Matters").


ASSET-BASED CHARGES

We deduct asset-based charges on an annual basis for administration, distribution and mortality and expense risks, assuming no optional benefit has been elected. We do not assess asset-based charges against Fixed Investment Options.

Daily Administration Fee

A daily charge in an amount equal to 0.15% of the value of each variable Investment Account on an annual basis is deducted from each Sub-Account to reimburse us for administrative expenses. This asset based administrative charge will not be deducted from the fixed account Investment Option. The charge will be reflected in the Contract Value as a proportionate reduction in the value of each variable Investment Account. Even though administrative expenses may increase, we guarantee that we will not increase the amount of the administration fees.

Distribution Fee

A daily fee in an amount equal to 0.25% of the value of each Variable Investment Option on an annual basis is deducted from each Sub-Account as a distribution fee. The fee is designed to compensate us for a portion of the expenses we incur in selling the Contracts and cannot be increased during the life of the Contract.

Mortality and Expense Risks Fee

The mortality risk we assume is the risk that Annuitants may live for a longer period of time than we estimate. We assume this mortality risk by virtue of annuity payment rates incorporated into the Contract which cannot be changed. This assures each Annuitant that his or her longevity will not have an adverse effect on the amount of annuity payments. We also assume mortality risks in connection with our guarantee that, if the Contract Owner dies during the Accumulation Period, we will pay a death benefit (see "Death Benefit During Accumulation Period"). The expense risk we assume is the risk that the administration charges, distribution charge, or withdrawal charge may be insufficient to cover actual expenses.

To compensate us for assuming these risks, we deduct from each of the Sub-Accounts a daily charge in an amount equal to 1.25% of the value of the Variable Investment Options on an annual basis. The rate of the mortality and expense risks charge cannot be increased. If the charge is insufficient to cover the actual cost of the mortality and expense risks assumed, we will bear the loss. Conversely, if the charge proves more than sufficient, the excess will be profit to us and will be available for any proper corporate purpose including, among other things, payment of distribution expenses. On the Period Certain Only Annuity Option, if you elect benefits payable on a variable basis, the mortality and expense risks charge is assessed although we bear only the expense risk and not any mortality risk. The mortality and expense risks charge is not assessed against the Fixed Investment Option.

REDUCTION OR ELIMINATION OF CHARGES AND DEDUCTIONS

We may reduce or eliminate the amount of the charges and deductions for certain Contracts. These Contracts would involve sales that are made to individuals or to a group of individuals in a manner that results in savings of sales or maintenance expenses or that we expect may result in reduction of other risks that are normally associated with the Contracts. We will determine entitlement to such a reduction in the charges or deductions in the following manner:


      - We will consider the size and type of group to which sales are to be made. Generally, sales expenses for a larger group are smaller than for a smaller group because of the ability to implement large numbers of Contracts with fewer sales contacts.



      - We will consider the total amount of Purchase Payments to be received. Per-dollar sales expenses are likely to be less on larger Purchase Payments than on smaller ones.



      - We will consider the nature of the group or class for which the Contracts are being purchased including the expected persistency, mortality or morbidity risks associated with the group or class of Contracts.


      - Any prior or existing relationship with us will be considered. Per-Contract sales expenses are likely to be less when there is a prior or existing relationship because of the likelihood of implementing the Contract with fewer sales contacts.

      - We will consider the level of commissions paid to selling broker-dealers will be considered. Certain broker-dealers may offer the Contract in connection with financial planning programs offered on a fee-for-service basis. In view of the financial planning fees, such broker-dealers may elect to receive lower commissions for sales of the Contracts, thereby reducing our sales expenses.


      - There may be other circumstances of which we are not presently aware, which could result in reduced expenses.

If after consideration of the foregoing factors, we determine that there will be a reduction in expenses, we will provide a reduction in the charges or deductions. In the case of group contracts, we may issue Contracts and certificates with a mortality or expense risks charge at rates less than those set out above, if we conclude that the mortality or expense risks of the groups involved are less than the risks it has determined for persons for whom the Contracts and certificates have been generally designed.


In no event will reduction or elimination of the charges or deductions be permitted where that reduction or elimination will be unfairly discriminatory to any person. For further information, contact your broker-dealer.


PREMIUM TAXES

We will charge you for state premium taxes to the extent we incur them and reserve the right to charge you for new taxes we may incur.

We make deductions for any applicable premium or similar taxes based on the amount of a Purchase Payment. Currently, certain local jurisdictions assess a tax of up to 4% of each Purchase Payment.

In most cases, we deduct a charge in the amount of the tax from the total value of the Contract only at the time of annuitization, death, surrender, or withdrawal. We reserve the right, however, to deduct the charge from each Purchase Payment at the time it is made. We compute the amount of the charge by multiplying the applicable premium tax percentage times the amount you are withdrawing, surrendering, annuitizing or applying to a death benefit.


                              PREMIUM TAX RATE(1)
 STATE OR           QUALIFIED                  NON-QUALIFIED
 TERRITORY          CONTRACTS                    CONTRACTS
CA                    0.50%                        2.35%
GUAM                  4.00%                        4.00%
ME1                   0.00%                        2.00%
NV                    0.00%                        3.50%
PR                    1.00%                        1.00%
SD(1)                 0.00%                        1.25%(2)
WV                    1.00%                        1.00%
WY                    0.00%                        1.00%



(1)     Based on the state or residence at the time the tax is assessed.



(2)     We pay premium tax upon receipt of Purchase Payment.



(3)     0.80% on Purchase Payments in excess of $500,000.

                            VII Federal Tax Matters
Introduction

The following discussion of the Federal income tax treatment of the Contract is not exhaustive, does not purport to cover all situations, and is not intended as tax advice. The Federal income tax treatment of an annuity contract is unclear in certain circumstances, and you should consult a qualified tax advisor with regard to the application of the law to your circumstances. This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. These authorities, however, are subject to change by Congress, the Treasury Department, and judicial decisions.

This discussion does not address state or local tax consequences associated with the purchase of a Contract. In addition, we make no guarantee regarding any tax treatment -- Federal, state, or local -- of any Contract or of any transaction involving a Contract.

Our Tax Status


We are taxed as a life insurance company. Under current tax law rules, we include the investment income (exclusive of capital gains) of a Separate Account in our taxable income and take deductions for investment income credited to our "policyholder reserves." We are also required to capitalize and amortize certain costs instead of deducting those costs when they are incurred. We do not currently charge a Separate Account for any resulting income tax costs. We also claim certain tax credits or deductions relating to foreign taxes paid and dividends received by the Portfolios. These benefits can be material. We do not pass these benefits through to a Separate Account, principally because: (i) the deductions and credits are allowed to the Company and not the Contract owners under applicable tax law; and (ii) the deductions and credits do not represent investment return on Separate Account assets that is passed through to Contract owners.


The Contracts permit us to deduct a charge for any taxes we incur that are attributable to the operation or existence of the Contracts or a Separate Account. Currently, we do not anticipate making a charge for such taxes. If the level of the current taxes increases, however, or is expected to increase in the future, we reserve the right to make a charge in the future.

SPECIAL CONSIDERATIONS FOR OPTIONAL BENEFITS

At present, the IRS has not provided guidance as to the tax treatment of charges for optional benefits to an annuity contract. The IRS might take the position that each charge associated with these optional benefits is deemed a withdrawal from the contract subject to current income tax to the extent of any gains and, if applicable, the 10% penalty tax for premature withdrawals. We do not currently report charges for optional benefits as partial withdrawals, but we may do so in the future if we believe that the IRS would require us to report them as such. You should consult a tax adviser for information on any optional benefit Riders.


When you take a withdrawal under a Non-Qualified Contract, it ordinarily is taxable only to the extent it does not exceed gain in the Contract, if any, at the time of the withdrawal. Under current IRS guidance, we expect to determine gain on a withdrawal, including withdrawals during the "Settlement Phase" of an optional guaranteed minimum withdrawal benefit Rider (i.e., Principal Plus for Life or Principal Plus), using the Contract Value. See Appendix D for a description of the guaranteed minimum withdrawal benefit Riders available under the Contracts. It is possible, however, that the IRS may take the position that the value of amounts guaranteed to be available in the future should also be taken into account in computing the taxable portion of a withdrawal. In that event, you may be subject to a higher amount of tax on a withdrawal


If you purchased a Qualified Contract with an optional death benefit or other optional benefit Rider, the presence of these benefits may increase the amount of any required minimum distributions under the requirements of your Qualified Plan. See "Qualified Contracts (Contracts Purchased for a Qualified Plan)" below.

Any annuity payments that you receive under an Annuity Option, including Annuity Options that only are available when you elect a guaranteed minimum withdrawal benefit Rider, will be taxed in the manner described in "Taxation of Annuity Payments," below.


Charitable Remainder Trusts



This federal tax discussion does not address tax consequences of a Contract used in a charitable remainder trust. The tax consequences of charitable remainder trusts may vary depending on the particular facts and circumstances of each individual case. Additionally, the tax rules governing charitable remainder trusts, or the taxation of a Contract used with a charitable remainder trust, may be subject to change by legislation, regulatory changes, judicial decrees or other means. You should consult competent legal or tax counsel regarding the tax treatment of a charitable remainder trust before purchasing a Contract for use within it.


Non-Qualified Contracts

(Contracts Not Purchased to Fund an Individual Retirement Account or Other Qualified Plan)

Undistributed Gains

Except where the Owner is not an individual, we expect our Contracts to be considered annuity contracts under Section 72 of the Code. This means that, ordinarily, you pay no federal income tax on any gains in your Contract until we actually distribute assets to you.

However, a Contract held by an Owner other than a natural person (for example, a corporation, partnership, limited liability company or other such entity) does not generally qualify as an annuity contract for tax purposes. Any increase in value therefore would constitute ordinary taxable income to such an Owner in the year earned. Notwithstanding this general rule, a Contract will ordinarily be treated as held by a natural person if the nominal Owner is a trust or other entity which holds the Contract as an agent for a natural person.

Taxation of Annuity Payments

When we make payments under a Contract in the form of an annuity, normally a portion of each annuity payment is taxable as ordinary income. The taxable portion of an annuity payment is equal to the excess of the payment over the exclusion amount.

In the case of variable annuity payments, the exclusion amount is the investment in the Contract when payments begin to be made divided by the number of payments expected to be made (taking into account the Annuitant's life expectancy and the form of annuity benefit selected). In the case of Fixed Annuity payments, the exclusion amount is based on the investment in the Contract and the total expected value of Fixed Annuity payments for the term of the Contract (determined under IRS regulations). In general, your investment in the Contract equals the aggregate amount of premium payments you have made over the life of the Contract, reduced by any amounts previously distributed from the Contract that were not subject to tax. A simplified method of determining the taxable portion of annuity payments applies to Contracts issued in connection with certain Qualified Plans other than IRAs.

Once you have recovered your total investment in the Contract tax-free, further annuity payments will be fully taxable. If annuity payments cease because the Annuitant dies before all of the investment in the Contract is recovered, the unrecovered amount generally will be allowed as a deduction on the Annuitant's last tax return or, if there is a beneficiary entitled to receive further payments, will be distributed to the beneficiary as described more fully below under "Taxation of Death Benefit Proceeds."

Surrenders, Withdrawals and Death Benefits

When we make a single sum payment consisting of the entire value of your Contract, you have ordinary taxable income to the extent the payment exceeds your investment in the Contract (discussed above). Such a single sum payment can occur, for example, if you surrender your Contract before the Maturity Date or if no extended payment option is selected for a death benefit payment.


When you take a partial withdrawal from a Contract before the Maturity Date, including a payment under a systematic withdrawal plan or guaranteed withdrawal benefit, all or part of the payment may constitute taxable ordinary income to you. If, on the date of withdrawal, the total value of your Contract exceeds the investment in the Contract, the excess will be considered gain and the withdrawal will be taxable as ordinary income up to the amount of such gain. Taxable withdrawals may also be subject to a penalty tax for premature withdrawals as explained below. When only the investment in the Contract remains, any subsequent withdrawal made before the Maturity Date will be a tax-free return of investment, until you have recovered your entire investment in the Contract (additional withdrawals based upon a Rider guarantee will be subject to income tax.). If you assign or pledge any part of your Contract's value, the value so pledged or assigned is taxed the same way as if it were a partial withdrawal.



For purposes of determining the amount of taxable income resulting from a single sum payment or a partial withdrawal, all Non-Qualified annuity contracts issued by us or our affiliates to the Owner within the same calendar year will be treated as if they were a single contract.


There may be special income tax issues present in situations where the Owner and the Annuitant are not the same person and are not married to each other. A tax advisor should be consulted in those situations.

Taxation of Death Benefit Proceeds

All or part of any death benefit proceeds may constitute a taxable payout of earnings. A death benefit payment generally results in taxable ordinary income to the extent such payment exceeds your investment in the Contract.

Amounts may be distributed from a Contract because of the death of an Owner or the Annuitant. During the Accumulation Period, death benefit proceeds are includible in income as follows:

- if distributed in a single sum payment under our current administrative procedures, they are taxed in the same manner as a full withdrawal, as described above; or

- if distributed under an Annuity Option, they are taxed in the same manner as annuity payments, as described above; or

- if distributed as a series of withdrawals over the Beneficiary's life expectancy, they are taxable to the extent the Contract Value exceeds the investment in the Contract.

After a Contract matures and annuity payments begin, if the Contract guarantees payments for a stated period and the Owner dies before the end of that period, payments made to the Beneficiary for the remainder of that period are includible in the Beneficiary's income as follows:

- if received in a single sum under our current administrative procedures, they are includible in income to the extent that they exceed the unrecovered investment in the Contract at that time; or

- if distributed in accordance with the existing Annuity Option selected, they are fully excludable from income until the remaining investment in the Contract has been recovered, and all annuity payments thereafter are fully includible in income.

Penalty Tax on Premature Distributions

There is a 10% IRS penalty tax on the taxable portion of any payment from a Non-Qualified Contract. Exceptions to this penalty tax include distributions:

-     received on or after the date on which the Contract Owner reaches age
      59-1/2;

- attributable to the Contract Owner becoming disabled (as defined in the tax law);

- made to a Beneficiary on or after the death of the Contract Owner or, if the Contract Owner is not an individual, on or after the death of the primary Annuitant;

- made as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and designated individual Beneficiary;

-     made under a single-premium immediate annuity contract; or

- made with respect to certain annuities issued in connection with structured settlement agreements.

Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the later of the Contract Owner's attaining age 59-1/2 and the passage of five years after the date of the first payment, such modification will cause retroactive imposition of the penalty plus interest on it.

Puerto Rico Non-Qualified Contracts


If you are a resident of Puerto Rico, you should consult a tax advisor before purchasing an annuity contract. Distributions from Puerto Rico annuity contracts issued by us are subject to federal income taxation, withholding and reporting requirements as well as Puerto Rico tax laws. Both jurisdictions impose a tax on distributions. Under federal requirements, distributions are deemed to be income first. Under the Puerto Rico tax laws, however, distributions from a Contract not purchased to fund a Qualified Plan ("Non-Qualified Contract") are generally treated as a non-taxable return of principal until the principal is fully recovered. Thereafter, all distributions under a Non-Qualified Contact are fully taxable. Puerto Rico does not currently impose an early withdrawal penalty tax. The Internal Revenue Code, however, does impose such a penalty and bases it on the amount that is taxable under federal rules.



Distributions under a Non-Qualified Contract after annuitization are treated as part taxable income and part non-taxable return of principal. After annuitazation, the annual amount excluded from gross income after annuitization under Puerto Rico tax law is equal to the amount of the distribution in excess of 3% of the total Purchase Payments paid, until an amount equal to the total Purchase Payments paid has been excluded. Thereafter, the entire distribution from a Non-Qualified Contract is included in gross income. For federal income tax purposes, however, the portion of each annuity payment that is subject to tax is computed on the basis of investment in the Contract and the Annuitant's life expectancy. Generally Puerto Rico does not require income tax to be withheld from distributions of income. Although Puerto Rico allows a credit against its income tax for taxes paid to the federal government, you may not be able to use the credit fully.


Diversification Requirements

Your Contract will not qualify for the tax benefits of an annuity contract unless the Separate Account follows certain rules requiring diversification of investments underlying the Contract. In addition, the rules require that the Contract Owner not have "investment control" over the underlying assets.


In certain circumstances, the owner of a variable annuity contract may be considered the owner, for federal income tax purposes, of the assets of the separate account used to support the contract. In those circumstances, income and gains from the separate account assets would be includible in the Contract Owner's gross income. The Internal Revenue Service ("IRS") has stated in published rulings that a variable contract owner will be considered the owner of separate account assets if the contract owner possesses incidents of ownership in those assets, such as the ability to exercise investment control over the assets. A Treasury Decision issued in 1986 stated that guidance would be issued in the form of regulations or rulings on the "extent to which Policyholders may direct their investments to particular sub-accounts of a separate account without being treated as owners of the underlying assets." As of the date of this Prospectus, no comprehensive guidance on this point has been issued. In Rev. Rul. 2003-91, however, the IRS ruled that a contract holder would not be treated as the owner of assets underlying a variable annuity contract despite the owner's ability to allocate funds among as many as twenty sub-accounts.


The ownership rights under your Contract are similar to, but different in certain respects from, those described in IRS rulings in which it was determined that contract owners were not owners of separate account assets. Since you have greater flexibility in allocating premiums and Contract Values than was the case in those rulings, it is possible that you would be treated as the owner of your Contract's proportionate share of the assets of the Separate Account.


We do not know what future Treasury Department regulations or other guidance may require. We cannot guarantee that an underlying Portfolio will be able to operate as currently described in its prospectus, or that a Portfolio will not have to change any of its investment objectives or policies. We have reserved the right to modify your Contract if we believe doing so will prevent you from being considered the owner of your Contract's proportionate share of the assets of the Separate Account, but we are under no obligation to do so.


QUALIFIED CONTRACTS

(Contracts Purchased for a Qualified Plan)


The Contracts are also available for use in connection with certain types of retirement plans, which receive favorable treatment under the Code ("Qualified Plans"). Numerous special tax rules apply to the participants in Qualified Plans and to the Contracts used in connection with these plans. We provide a brief description of types of Qualified Plans in Appendix B of this Prospectus, but make no attempt to provide more than general information about use of the Contracts with the various types of Qualified Plans in this Prospectus. We may limit the availability of the Contracts to certain types of Qualified Plans and may discontinue making Contracts available to any Qualified Plan in the future. If you intend to use a Contract in connection with a Qualified Plan you should consult a tax advisor.


We have no responsibility for determining whether a particular retirement plan or a particular contribution to the plan satisfies the applicable requirements of the Code, or whether a particular employee is eligible for inclusion under a plan. In general, the Code imposes limitations on the amount of annual compensation that can be contributed into a Qualified Plan, and contains rules to limit the amount you can contribute to all of your Qualified Plans. Trustees and administrators of Qualified Plans may, however, generally invest and reinvest existing plan assets without regard to such Code imposed limitations on contributions. Certain distributions from Qualified Plans may be transferred directly to another plan, unless funds are added from other sources, without regard to such limitations.

The tax rules applicable to Qualified Plans vary according to the type of plan and the terms and conditions of the plan itself. For example, for both withdrawals and annuity payments under certain Qualified Contracts, there may be no "investment in the Contract" and the total amount received may be taxable. Also, loans from Qualified Contracts, where allowed, are subject to a variety of limitations, including restrictions as to the amount that may be borrowed, the duration of the loan, and the manner in which the loan must be repaid. (You should always consult your tax advisor and retirement plan fiduciary prior to exercising your loan privileges.) Both the amount of the contribution that may be made and the tax deduction or exclusion that you may claim for that contribution are limited under Qualified Plans.


Under the tax rules, the Owner and the Annuitant may not be different individuals if a Contract is used in connection with a Qualified Plan. If a co-Annuitant is named, all distributions made while the Annuitant is alive must be made to the Annuitant. Also, if a co-Annuitant is named who is not the Annuitant's spouse, the Annuity Options which are available may be limited, depending on the difference in ages between the Annuitant and co-Annuitant. Additionally, for Contracts issued in connection with Qualified Plans subject to the Employee Retirement Income Security Act of 1974 (ERISA), the spouse or ex-spouse of the Owner will have rights in the Contract. In such a case, the Owner may need the consent of the spouse or ex-spouse to change Annuity Options or make a withdrawal from the Contract.


Special minimum distribution requirements govern the time at which distributions to the Owner and beneficiaries must commence and the form in which the distributions must be paid. These special rules may also require the length of any guarantee period to be limited. They also affect the restrictions that the Owner may impose on the timing and manner of payment of death benefits to beneficiaries or the period of time over which a Beneficiary may extend payment of the death benefits under the Contract. In addition, the presence of the death benefit or a benefit provided under an optional Rider may affect the amount of the required minimum distributions that must be made under the Contract. Failure to comply with minimum distribution requirements will result in the imposition of an excise tax, generally 50% of the amount by which the amount required to be distributed exceeds the actual distribution. In the case of IRAs (other than Roth IRAs), distributions of minimum amounts (as specified in the tax law) to the Owner must generally commence by April 1 of the calendar year following the calendar year in which the Owner attains age 70-1/2. In the case of certain other Qualified Plans, such distributions of such minimum amounts must generally commence by the later of this date or April 1 of the calendar year following the calendar year in which the employee retires. Distributions made under certain Qualified Plans, including IRAs and Roth IRAs, after the Owner's death must also comply with the minimum distribution requirements, and different rules governing the timing and the manner of payments apply, depending on whether the designated Beneficiary is an individual, and, if so, the Owner's spouse, or an individual other than the Owner's spouse. If you wish to impose restrictions on the timing and manner of payment of death benefits to your designated beneficiaries or if your Beneficiary wishes to extend over a period of time the payment of the death benefits under your Contract, please consult your tax advisor.

Penalty Tax on Premature Distributions

There is also a 10% IRS penalty tax on the taxable amount of any payment from certain Qualified Contracts (but not Section 457 plans). (The amount of the penalty tax is 25% of the taxable amount of any payment received from a SIMPLE retirement account during the 2-year period beginning on the date the individual first participated in any qualified salary reduction arrangement maintained by the individual's employer.) There are exceptions to this penalty tax which vary depending on the type of Qualified Plan. In the case of an Individual Retirement Annuity or an IRA, including a SIMPLE IRA, the penalty tax does not apply to a payment:

-     received on or after the date on which the Contract Owner reaches age
      59-1/2;

- received on or after the Owner's death or because of the Owner's disability (as defined in the tax law); or

- made as a series of substantially equal periodic payments (not less frequently than annually) for the life (or life expectancy) of the Owner or for the joint lives (or joint life expectancies) of the Owner and "designated beneficiary" (as defined in the tax law).


Note that when a series of substantially equal periodic payments is used to avoid the penalty, if the Contract Owner then modifies the payment pattern (other than by reason of death or disability) before the later of the Contract Owner's attaining age 59-1/2 and the passage of five years after the date of the first payment, such modification may cause retroactive imposition of the penalty plus interest on it.


- These exceptions generally apply to taxable distributions from other Qualified Plans (although, in the case of plans qualified under Sections 401 and 403, the exception for substantially equal periodic payments applies only if the Owner has separated from service). In addition, the penalty tax does not apply to certain distributions from IRAs which are used for first time home purchases or for higher education expenses, or for distributions made to certain eligible individuals called to active duty after September 11, 2001 and before December 31, 2007. Special conditions must be met to qualify for these three exceptions to the penalty tax. If you wish to take a distribution from an IRA for these purposes, you should consult your tax advisor.


When we issue a Contract in connection with a Qualified Plan, we will amend the Contract as necessary to conform to the requirements of the plan. However, your rights to any benefits under the plan may be subject to the terms and conditions of the plan itself, regardless of the terms and conditions of the Contracts.



Rollovers and Transfers



If permitted under your plan, you may make a distribution:



- from a traditional IRA and make a "tax-free" rollover to another traditional IRA;



- from a traditional IRA and make a "tax-free" rollover to a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code;



- from any Qualified Plan (other than a Section 457 deferred compensation plan maintained by a tax-exempt organization) and make a "tax-free" rollover to a traditional IRA;



- from a retirement plan qualified under Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in
      Section 457(b) of the Code and and make a "tax-free" rollover any such plan;



In addition, if your spouse survives you, he or she is permitted to take a distribution from your tax-qualified retirement account and make a "tax-free" rollover to another tax-qualified retirement account in which your surviving spouse participates, to the extent permitted by your surviving spouse's plan. A beneficiary who is not your surviving spouse may, if permitted by the plan, take the amount distributable to him or her upon your death under a Contract that is held as part of a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in
Section 457(b) of the Code to a traditional IRA. The IRA is treated as an inherited IRA of the non-spouse beneficiary.



You may also make a taxable rollover from a traditional IRA to a Roth IRA. In addition, distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code may be rolled over directly to a Roth IRA if (i) your adjusted gross income is not in excess of $100,000, and (ii) you are not a married taxpayer filing a separate return. This type of rollover is taxable.



In lieu of taking a distribution from your plan (including a Section 457 deferred compensation plan maintained by a tax-exempt organization), your plan may permit you to make a direct trustee to trustee transfer of plan assets.



WITHHOLDING ON ELIGIBLE ROLLOVER DISTRIBUTIONS. Eligible rollover distributions from a retirement plan that is qualified under Sections 401(a), 403(a), or 403(b) of the Code, or a governmental deferred compensation plan described in
Section 457(b) of the Code, will be subject to mandatory withholding. An eligible rollover distribution generally is any taxable distribution from such plans except (i) minimum distributions required under Section 401(a)(9) of the Code, (ii) certain distributions for life, life expectancy, or for 10 years or more which are part of a "series of substantially equal periodic payments," and
(iii) if applicable, certain hardship withdrawals.

Federal income tax of 20% will be withheld from an eligible rollover distribution. The withholding is mandatory, and you cannot elect to have it not apply. This 20% withholding will not apply, however, if instead of receiving the eligible rollover distribution, you choose to have it directly transferred to an applicable plan or a traditional IRA. (See "Conversions and Rollovers to Roth IRAs," below.)



If you take a distribution from a Qualified Contract, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D for information about the impact of withdrawals on optional benefit Riders.



We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you wish to assign a Qualified Contract and/or transfer amounts from that Contract directly to another tax-qualified retirement plan. Similarly, if you wish to purchase a Qualified Contract, you may find it advantageous to instruct your existing retirement plan to transfer amounts directly to us, in lieu of making a distribution to you. You should seek independent tax advice if you intend to purchase a Contract for use with a tax-qualified retirement plan.



Conversions and Rollovers to Roth IRAs



You can convert a traditional IRA to a Roth IRA or directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:



-     you have adjusted gross income over $100,000; or



-     you are a married tax payer filing a separate return.



The Roth IRA annual contribution limit does not apply to converted or rollover amounts.



You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees.



If you convert a Contract issued as a traditional IRA (or other type of Qualified Contract, if permitted under your plan) to a Roth IRA, or instruct us to transfer a rollover amount from a Qualified Contract to a Roth IRA, we may have to take a withdrawal from your Contract Value, withhold it from you, and remit to the IRS. The amount we may be required to withhold is up to 20% of the taxable gain in the Contract. We treat any amount we withhold as a withdrawal from your Contract, which could result in an Excess Withdrawal, or other reduction of the guarantees and benefits you may have purchased under an optional benefits Rider to your Contract. Please read Appendix D for information about the impact of withdrawals on optional benefit Riders.



We do not need to withhold amounts if you provide us with information, on the forms we require for this purpose, that you will pay the tax due on the conversion of a Qualified Contract to a Roth IRA from resources outside of the Contract. Similarly, you may find it advantageous to pay the tax due from resources other than your retirement plan assets if you wish to purchase a Contract for use as a Roth IRA through a rollover from that retirement plan. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA.


Loans

A loan privilege is available only to Owners of Contracts issued in connection with Section 403(b) retirement arrangements that are not subject to Title 1 of the Employee Retirement Income Security Act of 1974 (ERISA). The rules governing the availability of loans, including the maximum loan amount, are prescribed in the Code, Treasury regulations, IRS rulings, and our procedures in effect at the time a loan is made. Because the rules governing loans under section 403(b) Contracts are complicated, you should consult your tax adviser before exercising the loan privilege. Failure to meet the requirements for loans may result in adverse income tax consequences to you. The loan agreement you sign will describe the restrictions and limitations applicable to the loan at the time you apply.

Federal tax law generally requires loans to be repaid within 5 years (except in cases where the loan was used to acquire the principal residence of a plan participant), with repayments made at least quarterly and in level payments over the term of the loan. Interest will be charged on your loan amount. Failure to make a loan repayment when due will result in adverse tax income tax consequences to you.

The amount of any unpaid loans will be deducted from the death benefit otherwise payable under the Contract. In addition, loans, whether or not repaid, will have a permanent effect on the Contract Value because the investment results of the Investment Accounts will apply only to the unborrowed portion of the Contract Value. The longer a loan is unpaid, the greater the effect is likely to be. The effect could be favorable or unfavorable.

Puerto Rico Contracts Issued to Fund Retirement Plans
The tax laws of Puerto Rico vary significantly from the provisions of the Internal Revenue Code of the United States that are applicable to various Qualified Plans. Although we may offer variable annuity contracts in Puerto Rico in connection with Puerto Rican "tax qualified" retirement plans, the text of this Prospectus addresses federal tax law only and is inapplicable to the tax laws of Puerto Rico.


SEE YOUR OWN TAX ADVISOR


The foregoing description of Federal income tax topics and issues is only a brief summary and is not intended as tax advice. It does not include a discussion of federal estate and gift tax or state tax consequences. The rules under the Code governing Qualified Plans are extremely complex and often difficult to understand. Changes to the tax laws may be enforced retroactively. Anything less than full compliance with the applicable rules, all of which are subject to change from time to time, can have adverse tax consequences. The taxation of an Annuitant or other payee has become so complex and confusing that great care must be taken to avoid pitfalls. For further information you should always consult a qualified tax advisor.

                              VIII. General Matters

ASSET ALLOCATION SERVICES

We are aware that certain third parties are offering asset allocation services ("Asset Allocation Services") in connection with the Contract through which a third party may transfer amounts among Investment Options from time to time on your behalf. In certain cases we have agreed to honor transfer instructions from such Asset Allocation Services where we have received powers of attorney, in a form acceptable to us, from the Contract Owners participating in the service and where the Asset Allocation Service has agreed to the trading restrictions imposed by us. These trading restrictions include adherence to a Separate Account's policies that we have adopted to discourage disruptive frequent trading activity. (See "Transfers Among Investment Options.") WE DO NOT ENDORSE, APPROVE OR RECOMMEND SUCH SERVICES IN ANY WAY AND YOU SHOULD BE AWARE THAT FEES PAID FOR SUCH SERVICES ARE SEPARATE AND IN ADDITION TO FEES PAID UNDER THE CONTRACTS.

RESTRICTIONS UNDER THE TEXAS OPTIONAL RETIREMENT PROGRAM

(for Contracts issued by John Hancock USA)

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program ("ORP") to withdraw their interest in a Variable Annuity Contract issued under the ORP only upon:

- termination of employment in the Texas public institutions of higher education;

-     retirement;

-     death; or

-     the participant's attainment of age 70-1/2.

Accordingly, before any amounts may be distributed from the Contract, proof must be furnished to us that one of these four events has occurred. The foregoing restrictions on withdrawal do not apply in the event a participant in the ORP transfers the Contract Value to another Contract or another qualified custodian during the period of participation in the ORP. Loans are not available under Contracts subject to the ORP.

DISTRIBUTION OF CONTRACTS

We pay compensation for sales of the Contracts.

John Hancock Distributors, LLC ("JH Distributors"), a Delaware limited liability company that John Hancock USA controls, is the principal underwriter and distributor of the Contracts offered through this Prospectus and of other annuity and life insurance products we and our affiliates offer. JH Distributors also acts as the principal underwriter of the John Hancock Trust, whose securities are used to fund certain Variable Investment Options under the Contracts and under other annuity and life insurance products we offer.


JH Distributors' principal address is 200 Bloor Street East, Toronto, Canada M4W 1E5. It also maintains offices with us at 601 Congress Street, Boston, Massachusetts 02210. JH Distributors is a broker-dealer registered under the Securities Exchange Act of 1934 (the "1934 Act") and is a member of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc or "NASD").



We offer the Contracts for sale through broker-dealers that have entered into selling agreements with JH Distributors. Broker-dealers sell the Contracts through their registered representatives who have been appointed by us to act as our insurance agents. JH Distributors, or any of its affiliates that is registered under the 1934 Act and a member of the FINRA, may also offer the Contracts directly to potential purchasers. Signator Investors, Inc. is an affiliated broker-dealer.


JH Distributors pays compensation to broker-dealers for the promotion and sale of the Contracts. The individual representative who sells you a Contract typically will receive a portion of the compensation, under the representative's own arrangement with his or her broker-dealer. Our affiliated broker-dealers may pay additional cash and non-cash incentives to their representatives for sales of the Contracts described in this Prospectus that they would not pay in connection with the sale of other Contracts issued by unaffiliated companies.

A limited number of affiliated and/or non-affiliated broker-dealers may also be paid commissions or overrides to "wholesale" the Contracts, that is, to provide marketing support and training services to the broker-dealer firms that do the actual selling. We may also provide compensation to broker-dealers for providing ongoing service in relation to Contracts that have already been purchased.

Standard Compensation

The amount and timing of compensation JH Distributors may pay to broker-dealers may vary depending on the selling agreement, but compensation with respect to Contracts sold through broker-dealers (inclusive of wholesaler overrides and expense allowances) and paid to broker-dealers is not expected to exceed 6% of Purchase Payments. In addition, beginning one year after each Purchase Payment, JH Distributors may pay ongoing compensation at an annual rate of up to 1.20% of the values of the Contracts attributable to such Purchase Payments. The greater the amount paid by JH Distributors at the time you make a Purchase Payment, the less it will pay as ongoing compensation. This compensation is not paid directly by Contract Owners. JH Distributors pays the compensation from its assets but expects to recoup it through the fees and charges imposed under the Contract (see "VI. Charges and Deductions").

Revenue Sharing and Additional Compensation

In addition to standard compensation arrangements and to the extent permitted by SEC and NASD rules and other applicable laws and regulations, we, either directly or through JH Distributors, may enter into special compensation or reimbursement arrangements ("revenue sharing") with selected firms. We determine which firms to support and the extent of the payments that are made. Under these arrangements, the form of payment may be any one or a combination of a flat fee, a percentage of the assets we hold that are attributable to Contract allocations, a percentage of sales revenues, reimbursement of administrative expenses (including ticket charges), conference fees, or some other type of compensation.

We hope to benefit from these revenue sharing arrangements through increased sales of our annuity products. In consideration of these arrangements, a firm may feature the Contract in its sales system or give us preferential access to members of its sales force. In addition, the firm may agree to participate in our marketing efforts by allowing JH Distributors or its affiliates to participate in conferences, seminars or other programs attended by the firm's sales force.

These arrangements may not be offered to all firms, and the terms of such arrangements may differ between firms. We provide additional information on special compensation or reimbursement arrangements, including a list of firms to whom we paid annual amounts greater than $5,000 under these arrangements in 2006, in the Statement of Additional Information (SAI), which is available upon request. Any such compensation, which may be significant at times, will not result in any additional direct charge to you by us.

To the extent permitted by SEC and NASD rules and other applicable laws and regulations, selling broker dealers may receive additional payments from us, either directly or through JH Distributors and its affiliates, in the form of cash, other special compensation or reimbursement of expenses. These additional compensation or reimbursement arrangements payments may include, for example, payments in connection with the firm's "due diligence" examination of the Contracts, payments for providing conferences or seminars, sales or training programs for invited registered representatives and other employees, payments for travel expenses, including lodging, incurred by registered representatives and other employees for such seminars or training programs, seminars for the public, advertising and sales campaigns regarding the Contract, and payments to assist a firm in connection with its marketing expenses and/or other events or activities sponsored by the firms. We may contribute to, as well as sponsor, various educational programs, sales promotions contests and/or contests promotions in which participating firms and their sales persons may receive gifts and prizes such as merchandise, cash, or other awards,. as my be permitted by applicable NASD rules and other applicable laws and regulations,

In an effort to promote the sale of our products, our affiliated broker-dealer may pay its registered representatives additional cash incentives such as Bonus payments, expense payments, health and retirement benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.

Differential Compensation

Compensation negotiated and paid by JH Distributors pursuant to a selling agreement with a broker-dealer may differ from compensation levels that the broker-dealer receives for selling other variable contracts. The compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. In addition, under their own arrangements, broker-dealer firms may pay a portion of any amounts received from us under standard or additional compensation or revenue sharing arrangements to their registered representatives. The additional compensation and revenue sharing arrangements may give us benefits such as greater access to registered representatives. As a result, registered representatives may be motivated to sell the Contracts of one issuer over another issuer, or one product over another product. You should contact your registered representative for more information on compensation arrangements in connection with your purchase of the Contract.

For sales representatives of certain affiliates, the amount of additional compensation paid is based primarily on the amount of proprietary products sold and serviced by the representative. Proprietary products are those issued by us or our affiliates. The managers who supervise these sales representatives may also be entitled to additional cash compensation based on the sale of proprietary products sold by their representatives. Because the additional cash compensation paid to these sales representatives and their managers is primarily based on sales of proprietary products, these sales representatives and their managers have an incentive to favor the sale of proprietary products over other products issued by non-affiliates.

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

You should contact your registered representative for more information on compensation arrangements in connection with the sale and purchase of your Contract.

CONFIRMATION STATEMENTS

We will send you confirmation statements for certain transactions in your Investment Accounts. You should carefully review these statements to verify their accuracy. You should report any mistakes immediately to our Annuities Service Center. If you fail to notify our Annuities Service Center of any mistake within 60 days of the mailing of the confirmation statement, we will deem you to have ratified the transaction.

REINSURANCE ARRANGEMENTS

From time to time we may utilize reinsurance as part of our risk management program. Under any reinsurance agreement, we remain liable for the contractual obligations of the Contracts' guaranteed benefits and the reinsurer(s) agree to reimburse us for certain amounts and obligations in connection with the risks covered in the reinsurance agreements. The reinsurer's contractual liability runs solely to us, and no Contract Owner shall have any right of action against any reinsurer. In evaluating reinsurers, we consider the financial and claims paying ability ratings of the reinsurer. Our philosophy is to minimize incidental credit risk. We do so by engaging in secure types of reinsurance transactions with high quality reinsurers and diversifying reinsurance counterparties to limit concentrations. Some of the benefits that may be reinsured include living benefits, guaranteed death benefits, Fixed Investment Option guarantees or other obligations.

            Appendix A: Examples of Calculation of Withdrawal Charge

EXAMPLE 1 - Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made and there are no partial withdrawals. The table below illustrates four examples of the withdrawal charges that would be imposed if the Contract is completely withdrawn, based on hypothetical Contract Values.

                                                          WITHDRAWAL CHARGE
CONTRACT   HYPOTHETICAL    FREE WITHDRAWAL     PAYMENTS   -----------------
 YEAR     CONTRACT VALUE        AMOUNT        LIQUIDATED  PERCENT    AMOUNT
--------  --------------  ------------------  ----------  -------    ------
       1  $    55,000     $     5,000(1)      $   50,000        6%   $3,000
       2       50,500           5,000(2)          45,500        5%    2,275
       3       35,000           5,000(3)          45,000        4%    1,200
       4       70,000          20,000(4)          50,000        0%        0

During any Contract Year the free withdrawal amount is the greater of accumulated earnings, or 10% of the total payments made under the Contract less any prior partial withdrawals in that Contract Year.

(1) In the first Contract Year the earnings under the Contract and 10% of payments both equal $5,000. Consequently, on total withdrawal $5,000 is withdrawn free of the withdrawal charge, the entire $50,000 payment is liquidated and the withdrawal charge is assessed against such liquidated payment (Contract Value less free withdrawal amount).

(2) In the example for the second Contract Year, the accumulated earnings of $500 is less than 10% of payments, therefore the free withdrawal amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is only applied to payments liquidated (Contract Value less free withdrawal amount).

(3) In the example for the third Contract Year, the Contract has negative accumulated earnings ($35,000-$50,000) so the free withdrawal amount is equal to 10% of payments ($50,000 x 10% = $5,000) and the withdrawal charge is applied to total payments less the free withdrawal amount. This calculation only applies to Contracts issued on or after April 1, 2003. For John Hancock USA Contracts issued prior to April 1, 2003 and for all John Hancock New York Contracts, the withdrawal charge would be applied to the lesser of the total payments or the Contract Value, less the free withdrawal amount. In this example, the payments liquidated would be $30,000 ($35,000 - $5,000).

(4) There is no withdrawal charge on any payments liquidated that have been in the Contract for at least 3 years.

Example 2 - Assume a single payment of $50,000 is made into the Contract, no transfers are made, no additional payments are made and there are a series of four partial withdrawals made during the second Contract Year of $2,000, $5,000, $7,000 and $8,000.

                                                                        WITHDRAWAL CHARGE
 HYPOTHETICAL    PARTIAL WITHDRAWAL   FREE WITHDRAWAL       PAYMENTS    -----------------
CONTRACT VALUE       REQUESTED            AMOUNT           LIQUIDATED   PERCENT   AMOUNT
--------------   ------------------   ---------------      ----------   -------  --------
        65,000   $       2,000        $1    5,000(1)       $        0         5%  $     0
        49,000           5,000              3,000(2)            2,000         5%      100
        52,000           7,000              4,000(3)            3,000         5%      150
        44,000           8,000                  0(4)            8,000         5%      400

The free withdrawal amount during any Contract Year is the greater of the Contract Value less the unliquidated payments (accumulated earnings), or 10% of payments less 100% of all prior withdrawals in that Contract Year.

(1) For the first example, accumulated earnings of $15,000 is the free withdrawal amount since it is greater than 10% of payments less prior withdrawals ($5,000-0). The amount requested ($2,000) is less than the free withdrawal amount so no payments are liquidated and no withdrawal charge applies.

(2) The Contract has negative accumulate earnings ($49,000 - $50,000), so the free withdrawal amount is limited to 10% of payments less all prior withdrawals. Since $2,000 has already been withdrawn in the current Contract Year, the remaining free withdrawal amount during the third Contract Year is $3,000. The $5,000 partial withdrawal will consist of $3,000 free of withdrawal charge, and the remaining $2,000 will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $48,000.

(3) The Contract has increased in value to $52,000. The unliquidated payments are $48,000 so the accumulated earnings are $4,000, which is greater than 10% of payments less prior withdrawals ($5,000 - $2,000 - $5,000 < 0). Hence the free withdrawal amount is $4,000. Therefore, $3,000 of the $7,000 partial withdrawal will be subject to a withdrawal charge and result in payments being liquidated. The remaining unliquidated payments are $45,000.

(4) The free withdrawal amount is zero since the Contract has negative accumulated earnings ($44,000 - $45,000) and the full 10% of payments ($5,000) has already been withdrawn. The full amount of $8,000 will result in payments being liquidated subject to a withdrawal charge. At the beginning of the next Contract Year the full 10% of payments would be available again for withdrawal requests during that year.

                        Appendix B: Qualified Plan Types

TRADITIONAL IRAS

Individual Retirement Annuities

Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity or IRA (sometimes referred to as a traditional IRA to distinguish it from the Roth IRA discussed below). IRAs are subject to limits on the amounts that may be contributed and deducted, the persons who may be eligible and on the time when distributions may commence. Also, distributions from certain other types of qualified retirement plans may be rolled over on a tax-deferred basis into an IRA. The Contract may not, however, be used in connection with an Education IRA under Section 530 of the Code.

The Contract may be issued with a death benefit or certain benefits provided by an optional Rider. The presence of such benefits may increase the amount of any required minimum distributions for IRAs and other Contracts subject to the required minimum distribution rules.

Distributions


In general, unless you have made non-deductible contributions to your IRA, all amounts paid out from a traditional IRA contract (in the form of an annuity, a single sum, death benefits or partial withdrawal), are taxable to the payee as ordinary income. As in the case of a Contract not purchased under a Qualified Plan, you may incur an additional 10% penalty tax if you make a surrender or withdrawal before you reach age 59-1/2 (unless certain exceptions apply as specified in Code section 72(t)). If you have made any non-deductible contributions to an IRA contract, all or part of any withdrawal or surrender distribution, single sum death benefit or annuity payment, may be excluded from your taxable income when you receive the distribution.


The tax law requires that annuity payments under a traditional IRA contract begin no later than April 1 of the year following the year in which the Owner attains age 70-1/2. The amount that must be distributed each year is computed on the basis of the Owner's age and the value of the Contract, taking into account both the account balance and, in 2006 and subsequent years, the actuarial present value of other benefits provided under the Contract.

ROTH IRAS

Section 408A of the Code permits eligible individuals to contribute to a type of IRA known as a Roth IRA. Roth IRAs are generally subject to the same rules as non-Roth IRAs, but they differ in certain respects.

Among the differences are that contributions to a Roth IRA are not deductible and qualified distributions from a Roth IRA are excluded from income. A qualified distribution is a distribution that satisfies two requirements. First, the distribution must be made in a taxable year that is at least five years after the first taxable year for which a contribution to any Roth IRA established for the Owner was made. Second, the distribution must be:

-     made after the Owner attains age 59-1/2;

-     made after the Owner's death;

-     attributable to the Owner being disabled; or

-     a qualified first-time homebuyer distribution within the meaning of
      Section 72(t)(2)(F) of the Code.


In addition, distributions from Roth IRAs need not commence when the Owner attains age 70-1/2. A Roth IRA may (subject to constraints explained below under "Conversion or Direct Rollover to a Roth IRA") accept a "qualified rollover contribution" from another Roth IRA, a traditional IRA, a qualified retirement plan described in Section 401(a) or 403(a) of the Code, a tax-sheltered annuity contract described in Section 403(b) of the Code, or an eligible deferred compensation plan maintained by a governmental employer under Section 457(b) of the Code.



If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which include Roth IRAs) and other Contracts subject to the minimum distribution rules. Also, the state tax treatment of a Roth IRA may differ from the Federal income tax treatment of a Roth IRA. You should seek independent tax advice if you intend to use the Contract in connection with a Roth IRA..


Conversion or Direct Rollover to a Roth IRA

You can convert a traditional IRA to a Roth IRA or, beginning in 2008, directly roll over distributions that you receive from a retirement plan described in Sections 401(a), 403(a), or 403(b) of the Code or a governmental deferred compensation plan described in Section 457(b) of the Code to a Roth IRA unless:

-     you have adjusted gross income over $100,000; or

-     you are a married taxpayer filing a separate return.

The Roth IRA annual contribution limit does not apply to converted or rollover amounts.

You must, however, pay tax on any portion of the converted or rollover amount that would have been taxed if you had not converted or rolled over to a Roth IRA. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA. Please note that the amount deemed to be the "converted amount" for tax purposes may be higher than the Contract Value because of the deemed value of guarantees. No similar limitations apply to rollovers from one Roth IRA to another Roth IRA.


If the converted or rollover amount is held in an annuity contract issued by us, we may have to withhold (make a contract withdrawal and remit to the IRS) up to 20% of the taxable gain in the contract. This amount withheld could reduce the benefit value of any elected optional guarantee rider, in a proportion determined by the rider. You may find it advantageous to pay the tax due on the conversion from resources outside of the annuity contract in order to avoid any benefit reduction. YOU SHOULD SEEK INDEPENDENT TAX ADVICE IF YOU INTEND TO USE THE CONTRACT IN CONNECTION WITH A ROTH IRA.


SIMPLE IRA PLANS


In general, under Section 408(p) of the Code a small business employer may establish a SIMPLE IRA retirement plan if the employer employed no more than 100 employees earning at least $5,000 during the preceding year. Under a SIMPLE IRA plan both employees and the employer make deductible contributions. SIMPLE IRAs are subject to various requirements, including limits on the amounts that may be contributed, the persons who may be eligible, and the time when distributions may commence. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SIMPLE IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SIMPLE IRA retirement plan are generally the same as those discussed above for distributions from a traditional IRA. The rules on taxation of distributions are also similar to those that apply to a traditional IRA, except that (i) tax free rollovers may be made from a SIMPLE IRA plan only to another SIMPLE IRA plan during the first two years of participation in the plan; and (ii) the penalty tax on early distribution from a SIMPLE IRA plan that occurs during the first two years of participation is 25%, instead of 10%. Employers intending to use the Contract in connection with such plans should seek independent tax advice. Employers intending to use the Contract in connection with such plans should seek independent tax advice.


SIMPLIFIED EMPLOYEE PENSIONS (SEP-IRAS)

Section 408(k) of the Code allows employers to establish simplified employee pension plans for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. If the Contract is issued with certain death benefits or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions for IRAs (which would include SEP-IRAs) and other Contracts subject to the minimum distribution rules. The requirements for minimum distributions from a SEP-IRA, and rules on taxation of distributions from a SEP-IRA, are generally the same as those discussed above for distributions from a traditional IRA.

TAX-SHELTERED ANNUITIES


Section 403(b) of the Code permits public school employees and employees of certain types of tax-exempt organizations to have their employers purchase annuity contracts for them and, subject to certain limitations, to exclude the Purchase Payments from gross income for tax purposes. These Contracts are commonly referred to as "tax-sheltered annuities." Purchasers of the Contracts for such purposes should seek competent advice as to eligibility, limitations on Purchase Payments, and other tax consequences. In particular, purchasers should note that the Contract provides death benefit options that may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the Owner. There also are limits on the amount of incidental benefits that may be provided under a tax-sheltered annuity. If a Contract is issued with a death benefit or benefits provided by an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made.


Tax-sheltered annuity contracts must contain restrictions on withdrawals of:

      - contributions made pursuant to a salary reduction agreement in years beginning after December 31, 1988;

      -     earnings on those contributions; and

      - earnings after 1988 on amounts attributable to salary reduction contributions (and earnings on those contributions) held as of the last day of 1988.

These amounts can be paid only if the employee has reached age 59-1/2, separated from service, died, or become disabled (within the meaning of the tax law), or in the case of hardship (within the meaning of the tax law). Amounts permitted to be distributed in the event of hardship are limited to actual contributions for elective contributions made after 1988; earnings thereon cannot be distributed on account of hardship. Amounts subject to the withdrawal restrictions applicable to Section 403(b)(7) custodial accounts may be subject to more stringent restrictions. (These limitations on withdrawals do not apply to the extent we are directed to transfer some or all of the Contract Value to the issuer of another tax-sheltered annuity or into a Section 403(b)(7) custodial account).

CORPORATE AND SELF-EMPLOYED ("H.R. 10" AND "KEOGH") PENSION AND PROFIT-SHARING PLANS

Sections 401(a) and 403(a) of the code permit corporate employers to establish various types of tax-deferred retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh", permits self-employed individuals to establish tax-favored retirement plans for themselves and their employees. Such retirement plans may permit the purchase of annuity contracts in order to provide benefits under the plans. The Contract provides death benefit options that in certain circumstances may exceed the greater of the Purchase Payments and Contract Value. It is possible that the presence of the death benefit could be characterized by the IRS as an "incidental death benefit" and result in currently taxable income to the participant. There also are limits on the amount of incidental benefits that may be provided under pension and profit sharing plans. If the Contract is issued with certain death benefits or benefits provided under an optional Rider, the presence of these benefits may increase the amount of any required minimum distributions that must be made. Employers intending to use the Contract in connection with such plans should seek independent advice.

Minimum distribution to the employee under an employer's pension and profit sharing plan qualified under Section 401(a) of the Code must begin no later than April 1 of the year following the calendar year in which the employee reaches age 70-1/2 or, if later, retires. In the case of an employee who is a 5 percent Owner as defined in Code section 416, the required beginning date is April 1 of the year following the calendar year in which employee reaches age 70-1/2.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. Generally, a Contract purchased by a state or local government or a tax-exempt organization will not be treated as an annuity contract for Federal income tax purposes.

A Section 457 plan must satisfy several conditions, including the requirement that it must not permit distributions prior to your separation from service (except in the case of an unforeseen emergency).

When we make payments under your Contract, the payment is taxed as ordinary income. Minimum distributions under a Section 457 plan must begin no later than April 1 of the year following the year in which the employee reaches age 70-1/2 or, if later, retires.

                  Appendix C: Optional Enhanced Death Benefits

This Appendix provides a general description of the optional enhanced death benefit Riders that may have been available at the time you purchased a Wealthmark ML3 Contract. If you purchased an optional enhanced death benefit Rider, you will pay the monthly charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY ENHANCED DEATH BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the Tax Considerations section of the Prospectus for information about optional benefit Riders.

The following is a list of the various optional enhanced death benefit Riders that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

      1.    Annual Step-up Death Benefit

      2.    Enhanced Earnings Death Benefit - Not offered in New York or
            Washington

      3. Accelerated Beneficiary Protection Death Benefit - Not offered in New York or Washington.

ANNUAL STEP-UP DEATH BENEFIT

If you elected the optional Annual Step-up Death Benefit, we impose an additional daily charge at any annual rate of 0.20% of the value of the variable Investment Accounts. If you purchased the Annual Step-up Rider from John Hancock USA prior to May 5, 2003 or from John Hancock New York prior to August 1, 2005, however, the fee for this benefit is 0.05%. You could elect this optional benefit only at the time we issued your Contract, if the Rider was then available for sale in your state. Once you elect this benefit, it is irrevocable.

Under this benefit, if the Owner dies before the Contract's Maturity Date, we will pay an "Annual Step-up Benefit" to your Beneficiary if it is greater than the death benefit under your Contract. (The death benefit paid under the Annual Step-up Benefit replaces a lower death benefit under the terms of the Contract.)

The Annual Step-up Death Benefit is the greatest "Anniversary Value" after the effective date of the Annual Step-up Death Benefit but prior to the oldest Owner's 81st birthday. The Anniversary Value is equal to the Contract Value on the last day of the Contract Year, plus any Purchase Payments you have made since that anniversary, MINUS amounts we deduct for any withdrawals you have taken (and any related withdrawal charges) since that anniversary.


We deduct amounts in connection with partial withdrawals on a pro rata basis by multiplying the Annual Step-up Death Benefit payable prior to the withdrawal, by the ratio of the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.


If the Beneficiary under the Contract is the Contract Owner's surviving spouse and elects to continue the Contract, the optional Annual Step-up Death Benefit will continue with the surviving spouse as the new Contract Owner. For purposes of calculating the optional Annual Step-up Death Benefit payable upon the death of the surviving spouse, we treat the death benefit paid upon the first Owner's death as a payment to the Contract. This payment will not be included in cumulative payments. In addition, we will not consider payments made and all amounts deducted in connection with partial withdrawals prior to the date of the first Owner's death in the determination of the Annual Step-up Death Benefit for the surviving spouse. We also set all Anniversary Values to zero for Contract Anniversaries prior to the date of the first Owner's death.


TERMINATION OF THE ANNUAL STEP-UP DEATH BENEFIT. The Annual Step-up Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Annual Step-up Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including The Annual Step-up Death Benefit) as the new Owner.


QUALIFIED RETIREMENT PLANS. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without Annual Step-up Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

THE CONTINUATION OF THE OPTIONAL ANNUAL STEP-UP DEATH BENEFIT TO AN EXISTING CONTRACT FOR A SURVIVING SPOUSE MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

ENHANCED EARNINGS DEATH BENEFIT (NOT AVAILABLE IN NEW YORK AND WASHINGTON)

If you elected the optional Enhanced Earnings Death Benefit, we impose an additional daily charge at an annual rate of 0.20% of the value of each variable Investment Account. With this benefit, on the death of any Contract Owner prior to the Maturity Date, we will pay the death benefit otherwise payable under the Contract plus the benefit payable under the Enhanced Earnings Death Benefit. Election of the Enhanced Earnings Death Benefit may only be made at issue, is irrevocable, and it may only be terminated as described below.

Subject to the maximum amount described below, the Enhanced Earnings Death Benefit provides a payment equal to 40% of the appreciation in the Contract Value (as defined below) upon the death of any Contract Owner if the oldest Owner is 69 or younger at issue, and 25% if the oldest Owner is 70 or older at issue.


The appreciation in the Contract Value is defined as the Contract Value less the sum of all Purchase Payments, reduced proportionally by any amount deducted in connection with partial withdrawals. The death benefit will also be reduced by the amount of any unpaid loans under a Contract in the case of Qualified Contracts.


If the oldest Owner is 69 or younger at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 40% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals. If the oldest Owner is 70 or older at issue, the maximum amount of the Enhanced Earnings Death Benefit is equal to 25% of the sum of all Purchase Payments, less any amounts deducted in connection with partial withdrawals.

We deduct amounts in connection with partial withdrawals on a pro rata basis by multiplying the Enhanced Earnings Death Benefit payable prior to the withdrawal, by the ratio of the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

If the Beneficiary under the Contract is the deceased Owner's spouse and elects to continue the Contract, the Enhanced Earnings Death Benefit will continue with the surviving spouse as the new Contract Owner. In this case, upon the death of the surviving spouse prior to the Maturity Date, a second Enhanced Earnings Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary.

For purposes of calculating the Enhanced Earnings Death Benefit payable on the death of the surviving spouse, the Enhanced Earnings Death Benefit will be equal to zero on the date of the first Contract Owner's death and the Enhanced Earnings Death Benefit payable upon the first Contract Owner's death will be treated as a Purchase Payment. In addition, all Purchase Payments made, and all amounts deducted in connection with partial withdrawals prior to the date of the first Contract Owner's death, will not be considered in determining the Enhanced Earnings Death Benefit.

TERMINATION OF THE ENHANCED EARNINGS DEATH BENEFIT. The Enhanced Earnings Death Benefit will terminate upon the earliest to occur of (a) the date the Contract terminates, (b) the Maturity Date; or (c) the date on which the Enhanced Earnings Death Benefit is paid. However, as noted in the paragraph above, if the deceased Owner's spouse is the Beneficiary, the spouse may elect to continue the Contract (including the Enhanced Earnings Death Benefit) as the new Owner.

QUALIFIED RETIREMENT PLANS. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without the Enhanced Earnings Death Benefit) may have on your plan (see Appendix B:
"Qualified Plan Types"). Please consult your tax advisor.

THE ELECTION OF THE ENHANCED EARNINGS DEATH BENEFIT ON A CONTRACT MAY NOT ALWAYS BE IN YOUR INTEREST SINCE AN ADDITIONAL FEE IS IMPOSED FOR THIS BENEFIT.

ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT (NOT AVAILABLE IN NEW YORK OR WASHINGTON)

If you elected the optional Accelerated Beneficiary Protection Death Benefit, we impose an additional annual fee of 0.50% (as a percentage of the Accelerated Beneficiary Protection Death Benefit). The Accelerated Beneficiary Protection Death Benefit was available for Contracts issued between December 8, 2003 and December 31, 2004. If you elected the Accelerated Beneficiary Protection Death Benefit, it is irrevocable and you may only change the Owner of your Contract to an individual that is the same age or younger than the oldest current Owner.

Under this benefit, if the Owner dies before the Contract's date of maturity, the Accelerated Beneficiary Protection Death Benefit replaces any death benefit payable under the terms of your Contract. The Accelerated Beneficiary Protection Death Benefit is equal to an "Enhanced Earnings Death Benefit" factor plus the greatest of:

      -     the Contract Value;

      -     the Return of Purchase Payments Death Benefit Factor;

      -     the Annual Step-up Death Benefit Factor; or

      -     the Graded Death Benefit Factor.

We deduct any debt under your Contract from the amount described above.

ENHANCED EARNINGS DEATH BENEFIT FACTOR. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Enhanced Earnings Death Benefit factor is equal to 50% multiplied by Earnings, as defined under the Enhanced Earnings Death Benefit Factor calculation of the Accelerated Beneficiary Protection Death Benefit Rider. For purposes of the Enhanced Earnings Death Benefit Factor calculation, Earnings is equal to the Contract Value minus the Earnings Basis. The Earnings Basis is equal to 150% of each Purchase Payment made less the sum of all Withdrawal Reductions in connection with partial withdrawals. The maximum Enhanced Earnings Death Benefit Factor is equal to 100% of the Earnings Basis.

EXAMPLE. Assume you make a single Purchase Payment of $100,000 into the Contract, you make no additional Purchase Payments and you take no partial withdrawals. Also assume the Contract Value is equal to $175,000 on the date we determine the Accelerated Beneficiary Protection Death Benefit. Based on these assumptions:

      -     The "Earnings Basis" is equal to 150% of $100,000, or $150,000.

      -     "Earnings" is equal to $175,000 minus $150,000, or $25,000.

      - The "Enhanced Earnings Death Benefit" Factor is equal to 50% of $25,000, or $12,500.

NOTE THAT FOR PURPOSES OF THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT, "EARNINGS" WILL ALWAYS BE LESS THAN THE EXCESS OF CONTRACT VALUE OVER PURCHASE PAYMENTS. In this example, "Earnings" is less than $75,000 (or $175,000 minus $100,000).

RETURN OF PURCHASE PAYMENTS DEATH BENEFIT FACTOR. The Return of Purchase Payments Death Benefit Factor is equal to the sum of all Purchase Payments made less the sum of all Withdrawal Reductions in connection with partial withdrawals.

ANNUAL STEP-UP DEATH BENEFIT FACTOR. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Annual Step-up Death Benefit Factor is equal to the greatest Anniversary Value since the effective date of the Accelerated Beneficiary Protection Death Benefit Rider but prior to the oldest Owner's attained age 81. The Anniversary Value is equal to the Contract Value on a Contract Anniversary increased by all Purchase Payments made, less Withdrawal Reductions in connection with partial withdrawals since that Contract Anniversary.

GRADED DEATH BENEFIT FACTOR. For purposes of the Accelerated Beneficiary Protection Death Benefit, the Graded Death Benefit Factor is equal to (1) minus
(2) where:

(1) is equal to the sum of each Purchase Payment multiplied by the applicable Payment Multiplier obtained from the table below:

  NUMBER OF COMPLETE YEARS
PAYMENT HAS BEEN IN CONTRACT           PAYMENT MULTIPLIER(1)
----------------------------           ---------------------
             0                                 100%
             1                                 110%
             2                                 120%
             3                                 130%
             4                                 140%
             5                                 150%

      (1) If a Purchase Payment is received on or after the oldest Owner's attained age 71, the Payment Multiplier equals 100% in all years. Thus, for Purchase Payments made on or after the oldest Owner reaches attained age 71, the benefit provided by the Graded Death Benefit Factor is equal to the benefit provided by the Return of Purchase Payments Death Benefit Factor.

(2) is equal to the sum of Withdrawal Reductions in connection with partial withdrawals taken. Withdrawal Reductions are recalculated each time the Graded Death Benefit Factor is recalculated, based on Purchase Payment and withdrawal history.

The Graded Death Benefit Factor will never be greater than Purchase Payments less the sum of all Withdrawal Reductions in connection with partial withdrawals taken plus $250,000.

THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT FACTORS ARE SEPARATE AND DISTINCT FROM SIMILARLY NAMED TERMS, SUCH AS "ANNUAL STEP-UP DEATH BENEFIT" THAT MAY BE CONTAINED IN OTHER OPTIONAL BENEFIT RIDERS. THE OTHER OPTIONAL BENEFIT RIDERS IMPOSE SEPARATE OPTIONAL RIDER CHARGES AND THEIR BENEFITS AND LIMITATIONS MAY BE DIFFERENT.

WITHDRAWAL REDUCTIONS. If total partial withdrawals taken during a Contract Year are less than or equal to 5% of total Purchase Payments (the "Annual Withdrawal Limit"), then the Withdrawal Reductions reduce the appropriate value by the dollar amount of each partial withdrawal. Otherwise, Withdrawal Reductions reduce the appropriate value by the percentage reduction in the Contract Value attributed to the amount of each partial withdrawal.

The guaranteed death benefits provided by the Accelerated Beneficiary Protection Death Benefit are adjusted at the point of each partial withdrawal but may be recalculated if subsequent partial withdrawals are taken within the same Contract Year. For example, if a withdrawal causes total partial withdrawals taken during that Contract Year to exceed 5% the Annual Withdrawal Limit, then all previous Withdrawal Reductions in that Contract Year will be recalculated and will reduce the appropriate value proportionately. If a subsequent Purchase Payment is made, then the Annual Withdrawal Limit will increase potentially resulting in a recalculation of previous Withdrawal Reductions within the same Contract Year.

DETERMINATION AND DISTRIBUTION OF THE ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT. We determine the death benefit paid under Protection Death Benefit as of the date our Annuities Service Center receives written notice and proof of death and all required forms in good order.

If the Beneficiary is the deceased Owner's spouse, and the Accelerated Beneficiary Protection Death Benefit is not taken in one sum under our current administrative practices, the Contract and the Accelerated Beneficiary Protection Death Benefit Rider will continue with the surviving spouse as the new Owner. Upon the death of the surviving spouse prior to the Maturity Date, a second Accelerated Beneficiary Protection Death Benefit will be paid and the entire interest in the Contract must be distributed to the new Beneficiary in accordance with the provisions of the Contract.

For purposes of calculating the second Accelerated Beneficiary Protection Death Benefit, payable upon the death of the surviving spouse:

      - The Accelerated Beneficiary Protection Death Benefit paid upon the first Owner's death ("first Accelerated Beneficiary Protection Death Benefit") is not treated as a Purchase Payment to the Contract.

      - In determining the Enhanced Earnings Death Benefit Factor, on the date the first Accelerated Beneficiary Protection Death Benefit was paid, the Earnings Basis is reset to equal the first Accelerated Beneficiary Protection Death Benefit. The Earnings Basis will be increased for any Purchase Payments made and decreased for any Withdrawal Reductions in connection with partial withdrawals taken after the date the first Accelerated Beneficiary Protection Death Benefit was paid. All Purchase Payments made and all amounts deducted in connection with partial withdrawals prior to the date the first Accelerated Beneficiary Protection Death Benefit was paid will not be considered in the determination of the Enhanced Earnings Death Benefit Factor.

      - In determining other elements of the death benefit calculation (described above as (b) the Return of Purchase Payments Death Benefit Factor; (c) the Annual Step-up Death Benefit Factor; and (d) the Graded Death Benefit Factor), all Purchase Payments and all withdrawals before and after the date the first Accelerated Beneficiary Protection Death Benefit was paid will be considered.

INVESTMENT OPTIONS. At the current time, there are no additional Investment Option restrictions imposed when the Accelerated Beneficiary Protection Death Benefit Rider is chosen.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS AT ANY TIME. WE WILL NOTIFY YOU IN WRITING AT LEAST 30 DAYS PRIOR TO RESTRICTING AN INVESTMENT OPTION. If an Investment Option is restricted, no transfers into the restricted Investment Options will be allowed and no new Purchase Payments may be allocated to the restricted Investment Options after the date of the restriction. Any amounts previously allocated to an Investment Option that is subsequently restricted will be unaffected by such restriction. Any amount previously allocated to Fixed Investment Options may be renewed subject to terms of the Contract.

TERMINATION OF ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT RIDER. The Owner may not terminate the Accelerated Beneficiary Protection Death Benefit Rider. However, the Accelerated Beneficiary Protection Death Benefit will terminate automatically upon the earliest of:

      -     the date the Contract terminates;

      -     the Maturity Date; or

      - the later of the date on which the Accelerated Beneficiary Protection Death Benefit is paid, or the date on which the second Accelerated Beneficiary Protection Death Benefit is paid, if the Contract and Accelerated Beneficiary Protection Death Benefit Rider are continued by the surviving spouse after the death of the original Owner.

DETERMINATION OF ACCELERATED BENEFICIARY PROTECTION DEATH BENEFIT FEE. Prior to termination of the Accelerated Beneficiary Protection Death Benefit Rider, on each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is calculated by multiplying 0.50% by the Accelerated Beneficiary Protection Death Benefit payable had death occurred on that Contract Anniversary. On each Contract Anniversary, the Accelerated Beneficiary Protection Death Benefit fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

If there is a full withdrawal on any date other than a Contract Anniversary, we will deduct a pro rata portion of the Accelerated Beneficiary Protection Death Benefit fee from the amount paid upon withdrawal. The Accelerated Beneficiary Protection Death Benefit fee will be determined based on the Accelerated Beneficiary Protection Death Benefit that would have been payable had death occurred immediately prior to the full withdrawal. For purposes of determining the Accelerated Beneficiary Protection Death Benefit fee, the commencement of annuity payments shall be treated as a total withdrawal.

QUALIFIED RETIREMENT PLANS. If you intend to use your Contract in connection with a qualified retirement plan, including an IRA, you should consider the effects that the death benefit provided under the Contract (with or without the Accelerated Beneficiary Protection Death Benefit) may have on your plan (see Appendix B: "Qualified Plan Types"). Please consult your tax advisor.

           Appendix D: Optional Guaranteed Minimum Withdrawal Benefits


You may have elected to purchase optional benefits when you purchased a Contract. In addition, you may have opted to exchange the optional "guaranteed minimum withdrawal benefit" Rider that you initially purchased with another guaranteed minimum withdrawal benefit Rider. If available in your state, you may have selected one of the following guaranteed minimum withdrawal benefit Riders:



      -     Income Plus for Life



      -     Income Plus for Life - Joint Life



      -     Principal Plus



      - Principal Plus for Life o Principal Plus for Life Plus Automatic Annual Step-up



      -     Principal Returns



If you purchased any of these optional guaranteed minimum withdrawal benefit Riders, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect. These Riders were not available at all times we offered a Contract, nor were they available in all states. Where available, we only permitted one guaranteed minimum withdrawal benefit Rider to be purchased per Contract. You should review your Contract carefully to determine which of these optional benefit Riders, if any, you purchased. These Riders cannot be revoked once elected.



You also may have elected an optional Enhanced Death Benefit Rider (described in Appendix C) or a Guaranteed Minimum Income Benefit Rider (described in Appendix
E).



GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER DEFINITIONS



We use the definitions that follow to describe how our guaranteed minimum withdrawal benefit ("GMWB") Riders work. Please see the separate sections on each Rider for additional details on defined terms.



AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.



AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the Covered Person attains age 95 under each of the GMWB Riders except Income Plus for Life-Joint Life and Principal Plus, where it means the older Owner attains age 95.



BENEFIT BASE means a value we use to determine the Lifetime Income Amount with the Income Plus for Life and Income Plus for Life - Joint Life Riders; please refer to the separate sections on those Riders.



BONUS OR LIFETIME INCOME BONUS, and BONUS PERIOD OR LIFETIME INCOME BONUS PERIOD means an increase in the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods." In certain marketing materials, the Bonus may be referred to as the "Deferral Credit." These terms are further defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.



BONUS PERIOD (applicable to all GMWB Riders except certain Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Contracts, and all Principal Returns Contracts) or LIFETIME INCOME BONUS PERIOD (applicable only to Income Plus for Life Series Riders) means:



      -     initially, the first 10 Contract Years;



      - each time a Step-up occurs, the Bonus Period extends to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



For Principal Plus, the Bonus Period is the first five Contract Years. Initially for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up, it was the lesser of the first ten Contract Years or each Contract Year up to the Contract Year when the Covered Person attains age 80.



COVERED PERSON is defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.



EXCESS WITHDRAWAL is defined in each of the separate GMWB Rider sections (except Principal Returns); please refer to these sections.



FIRST YEAR PURCHASE PAYMENTS applies only to Principal Returns; please refer to the separate section on that Rider.



GUARANTEED WITHDRAWAL AMOUNT (for Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns) means generally the amount we guarantee to be available each Contract Year for withdrawal during the

Accumulation Period until the Guaranteed Withdrawal Balance is depleted. For details applicable to each of these Riders, please refer to the separate Rider sections.



GUARANTEED WITHDRAWAL BALANCE (for Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns) means generally the total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period. For details applicable to each of these Riders, please refer to the separate Rider sections.



LIFETIME INCOME AMOUNT (for all GMWB Riders except Principal Plus and Principal Returns) means generally the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later). For details applicable to each of these Riders, please refer to the separate Rider sections.



   - LIFETIME INCOME DATE (for all GMWB Riders except Principal Plus and Principal Returns) means generally the date on which we determine the Lifetime Income Amount. For details applicable to each of these Riders, please refer to the separate Rider sections.



RESET means a reduction in GMWB values due to Excess Withdrawals. The term is further defined in each of the separate GMWB Rider sections; please refer to these sections.



   - STEP-UP means an increase in GMWB values. The term is further defined in each of the separate GMWB Rider sections; please refer to these sections.



STEP-UP DATE means the date on which we determine whether a Step-up could occur.



OVERVIEW OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS



Each of our guaranteed minimum withdrawal benefit Riders provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders (except for Principal Plus and Principal Returns, which are described below) will permit you to withdraw a minimum annual amount, for as long as a Covered Person lives, subject to the terms and conditions of the specific Rider you elected. We may have determined the amount of the initial guarantee after we issued your Contract, depending on the age of the Covered Person when we issued the Contract and the type of guaranteed minimum withdrawal benefit you purchased. We may increase the guarantee:



      - by a Bonus or "Target Amount" adjustment (see "Target Amount" on page D-13 for Income Plus for Life and page D-18 for Income Plus for Life - Joint Life) if you make no withdrawals during certain Contract Years, up to limits that vary by Rider;



      - as a result of a Step-up of the guarantee to reflect your then current Contract Value on certain Contract Anniversary dates; or



      -     if you make an Additional Purchase Payment up to specified limits.



Our Principal Plus and Principal Returns Riders guarantee the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchased the Rider. In addition, when you purchased a Principal Returns Rider, we guaranteed that your Contract Value at the end of the first 10 Contract Years will not be less than the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years (see "Principal Returns" below).



Although these Riders guarantee a minimum annual withdrawal amount, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amount permitted under the terms of the Rider you select, however, we may Reset the guaranteed minimum amount. For the Principal Returns Rider, if you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit.



Availability



You were permitted to elect a guaranteed minimum withdrawal benefit rider at the time you purchased a Contract, provided:



      - the Rider was available for sale in the state where the Contract was sold;



      - you limited your investment of Purchase Payments and Contract Value to the Investment Options we made available with the Rider; and



      - you (and any other Covered Person) complied with the age restrictions we may have imposed for the Rider (not applicable to Principal Plus).



Please contact the John Hancock Annuities Service Center at 1-800-344-1029 (in
NY: 1-800-551-2078) for additional information on availability. We offer these optional benefit Riders only where approved by local state insurance regulatory agencies.

We reserve the right to accept or refuse to issue any guaranteed minimum withdrawal benefit Rider at our sole discretion. Once you elect a guaranteed minimum withdrawal benefit Rider, its effective date usually will be the Contract Date (unless we permit otherwise) and it is irrevocable. We charge an additional fee for each Rider that differs by Rider.

AGE RESTRICTIONS. We did not make the Income Plus for Life, Principal Plus (for Qualified Contracts), Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, or Principal Returns Riders available if you were age 81 or older at the time you purchased your Contract. If you elected an Income Plus for Life - Joint Life Rider, the older of you and your spouse must not have been age 81 or older (and must both have qualified as Covered Persons).



ADDITIONAL AVAILABILITY OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. You may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for another optional guaranteed minimum withdrawal benefit Rider after you purchase a Contract. Please see Appendix FE - "Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders" for details.



Purchase Payments



RESTRICTIONS ON CONTRACTS WITH GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS. If you purchased a guaranteed minimum withdrawal benefit Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during a Rider's "Settlement Phase" (see "Settlement Phase" in each separate GMWB Rider section below). Other limitations on additional payments may vary by state.



Special Purchase Payment limits on "Non-Qualified" Contracts. If we issued your Contract not in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Purchase Payments:



      - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.



Special Purchase Payment limits on "Qualified" Contracts (not applicable to Principal Plus, which applies Non-Qualified Contract limits to Qualified Contracts). If we issued your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:



      - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issue your Contract after you become Age
            65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;



      - for the year that you become age 70-1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but



      - we will not accept any Purchase Payment after the oldest Owner becomes age 81.



You should consult with a qualified tax advisor regarding your guaranteed minimum withdrawal benefit Rider for further information on tax rules affecting Qualified Contracts, including IRAs.



General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issued your Contract. We do not reserve this right of refusal for Additional Purchase Payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.

IMPACT ON BENEFIT BASE AND LIFETIME INCOME AMOUNT (Applicable to Income Plus for Life and Income Plus for Life - Joint Life). Prior to the Lifetime Income Date, we will increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million.



On and after the Lifetime Income Date, we may increase the Benefit Base each time you make an Additional Purchase Payment, subject to the maximum Benefit Base limit of $5 million. The new Benefit Base will be the Benefit Base immediately before the Additional Purchase Payment, plus:



      - The excess, if any, of the Additional Purchase Payment (subject to our Purchase Payment limits); over



      - Any Withdrawal Amount reduced by any Purchase Payment since the later of the Lifetime Income Date or the latest: date of a Purchase Payment that we applied to the Benefit Base, Reset date, or effective date of a Step-up.



Examples 1d and 2d in the "Guaranteed Minimum Withdrawal Benefit Examples" at the end of this Appendix illustrate how each of these transactions affects the Benefit Base and Lifetime Income Amount.




In addition, if a Purchase Payment increases the Benefit Base after the Lifetime Income Date, we will recalculate the Lifetime Income Amount and increase it to equal:



   - (for Income Plus for Life) 5% of the Benefit Base in effect immediately after the Purchase Payment; or



   - (for Income Plus for Life - Joint Life) 4.75% of the Benefit Base in effect immediately after the Purchase Payment. We will not change the Lifetime Income Amount, however, if the recalculated amount is less than the Lifetime Income Amount before the Additional Purchase Payment.




IMPACT ON GUARANTEED WITHDRAWAL BALANCE AND GUARANTEED WITHDRAWAL AMOUNT AND LIFETIME INCOME AMOUNT (applicable to Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up). We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount and usually increase it:



                  - In the case of the Guaranteed Withdrawal Amount, to equal the lesser of:5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or



                  - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment. In the case of the Lifetime Income Amount, to equal the lesser of:



                  - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or



                  - the Lifetime Income Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment.



- We do not change the Guaranteed Withdrawal Amount or the Lifetime Income Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount or Lifetime Income Amount, as the case may be, before the Additional Purchase Payment.



IMPACT ON GUARANTEED WITHDRAWAL BALANCE AND GUARANTEED WITHDRAWAL AMOUNT (applicable to Principal Plus and Principal Returns). We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and usually increase it:



      - In the case of the Guaranteed Withdrawal Amount, to equal the lesser of:



            - 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 5% of the Purchase Payment. We do not change the Guaranteed Withdrawal Amount if the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment.



Rider Fees



We charge an additional fee on each Contract Anniversary for a guaranteed minimum withdrawal benefit Rider, and reserve the right to increase the fee on the effective date of each Step-up in the benefits under that Rider. We withdraw the fee from each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value. We deduct a pro rata share of the annual fee from the Contract Value:



      -     on the date we determine the death benefit;



      - after the Annuity Commencement Date at the time an Annuity Option begins; or



      -     on the date an Excess Withdrawal reduces the Contract Value to zero.

We do not deduct additional Rider fees during the "Settlement Phase" or after the Annuity Commencement Date once an Annuity Option begins.



FEE FOR INCOME PLUS FOR LIFE SERIES RIDERS. The fee is equal to 0.60% of the "Adjusted Benefit Base." The Adjusted Benefit Base is the Benefit Base that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Additional Purchase Payments that we applied to the Benefit Base during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Income Plus for Life or Income Plus for Life - Joint Life fee on the effective date of each Step-up. In such a situation, neither fee will ever exceed 1.20%.



FEE FOR PRINCIPAL PLUS. The fee is equal to 0.30% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary adjusted for any Step-up, Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus fee on the effective date of each Step-up. In such a situation, the Principal Plus fee will never exceed 0.75%.



FEE FOR PRINCIPAL PLUS FOR LIFE. The fee is equal to 0.40% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life fee will never exceed 0.75%.



FEE FOR PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UP. The fee is equal to 0.60% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Bonus or Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Plus for Life Plus Automatic Annual Step-up Rider fee on the effective date of each Step-up. In such a situation, the Principal Plus for Life Plus Automatic Annual Step-up Rider fee will never exceed 1.20%.



FEE FOR PRINCIPAL RETURNS. The fee is equal to 0.50% of the "Adjusted Guaranteed Withdrawal Balance." The Adjusted Guaranteed Withdrawal Balance is the Guaranteed Withdrawal Balance that was available on the prior Contract Anniversary (including any Step-up applied on that prior Anniversary) increased by any Additional Purchase Payment made during the Contract Year prior to the current Contract Anniversary. We reserve the right to increase the Principal Returns fee on the effective date of each Step-up. In such a situation, the Principal Returns fee will never exceed 0.95%.



Comparison between Guaranteed Minimum Withdrawal Benefits and Annuity Payments



If you choose to take withdrawals under one of our guaranteed minimum withdrawal benefit Riders, it is not the same as receiving annuity payments upon annuitization (as described in "Pay-out Period Provisions" in "V. Description of the Contract").



When you take withdrawals:



      -     you will have the flexibility to start and stop withdrawals;



      - you will have the flexibility to choose an amount of your withdrawal that is less than or equal to your Lifetime Income Amount (without reducing your future available Lifetime Income Amount);



      - you will have the ability to surrender your Contract for the cash surrender value (Contract Value minus any applicable charges and premium taxes), if any;



      - you may receive less favorable tax treatment of your withdrawals than annuity payments would provide. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders; and



      -     you reduce the Contract Value available for annuitization.

When you annuitize:



      - you will receive annuity payments that will be fixed in amount (or in the number of units paid if you choose Variable Annuity payments);



      - your annuity payments will not vary in timing once they commence (for as long as we are due to pay them to you);



      -     you will no longer have access to the Contract Value; and



      - your Annuity Payments may receive more favorable tax treatment than guaranteed minimum withdrawal benefits. See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.



Additional Annuity Options



In addition to the traditional Annuity Options we provide under the Contract, we provide additional Annuity Options for Contracts issued with a guaranteed minimum withdrawal benefit Rider. These additional Annuity Options are only available for Annuity Commencement Dates no earlier than the first day of the month following the later of the 85th birthday of the oldest Annuitant or the tenth Contract Anniversary. These additional Annuity Options are designed so that you will receive annuity payments that are no less than the Lifetime Income Amount at the time of annuitization, but you could receive larger payments, depending on the your investment experience prior to annuitization. The Annuity Options available to you are described in detail in "V. Description of the Contract - Pay-out Period Provisions."



Tax Considerations



See "VII. Federal Tax Matters" for information on tax considerations related to optional benefit Riders.



No Loans under 403(b) Plans



The loan privilege described in the Prospectus for Contracts issued in connection with certain Section 403(b) plans is NOT available if you elected any of our guaranteed minimum withdrawal benefit Riders.



INVESTMENT OPTIONS UNDER GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS



If you elected to purchase any of our Guaranteed Minimum Withdrawal Benefit Riders, you may invest your Contract Value only in the Investment Options we make available with that Rider.



If you purchased any of our guaranteed minimum withdrawal benefit Riders, you must invest 100% of your Contract Value at all times in one or more of the investment options we make available for these Riders. Under our current rules, you must invest either:



      (a) among the currently available individual Investment Options (see "Available Individual Investment Options" below); or



      (b) in a manner consistent with any one of the currently available Model Allocations (see "Available Model Allocations" below).



You may transfer between (a) and (b), or vice versa, on any date subject to our restrictions on frequent trading, provided you transfer 100% of your Contract Value. You may take withdrawals only in accordance with our default procedures; you may not specify the Investment Option from which you wish to make a withdrawal (see "Accumulation Period Provisions - Withdrawals" on page 44). We allocate Additional Purchase Payments in accordance with your instructions, subject to the restrictions described herein. All Investment Options may not be available through all distribution partners.



YOU SHOULD CONSULT WITH YOUR REGISTERED REPRESENTATIVE TO ASSIST YOU IN DETERMINING WHICH AVAILABLE INDIVIDUAL INVESTMENT OPTION OR MODEL ALLOCATION IS BEST SUITED FOR YOUR FINANCIAL NEEDS AND RISK TOLERANCE.



Available Individual Investment Options



If you purchased a Contract with a guaranteed minimum withdrawal benefit Rider, we restrict the individual Investment Options to which you may allocate your Contract Value. These currently available Investment Options invest in the following Portfolios:



      -     American Asset Allocation Trust



      -     American Fundamental Holdings Trust



      -     American Global Diversification Trust



      -     Franklin Templeton Founding Allocation Trust



      -     Lifestyle Growth Trust (not available with Principal Returns)



      -     Lifestyle Balanced Trust



      -     Lifestyle Moderate Trust



      -     Lifestyle Conservative Trust



      -     Index Allocation Trust



      -     Money Market Trust



You may allocate your Contract Value to any combination of these Investment Options and you may also use our DCA program from the Money Market or any available DCA Fixed Investment Option in connection with your selected Investment Options.

WE RESERVE THE RIGHT TO RESTRICT INVESTMENT OPTIONS IN YOUR VARIABLE INVESTMENT ACCOUNT AT ANY TIME. If we restrict an Investment Option, we will not allow transfers into the restricted Investment Option and you may not allocate Purchase Payments to the restricted Investment Option after the date of the restriction. Any amounts you allocated to an Investment Option before we imposed restrictions will not be affected by such restrictions as long as it remains in that Investment Option.



FOR MORE INFORMATION REGARDING THESE PORTFOLIOS, INCLUDING INFORMATION RELATING TO THEIR INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN SUCH PORTFOLIOS, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS" AS WELL AS THE PROSPECTUSES FOR THE APPLICABLE PORTFOLIOS. YOU CAN OBTAIN A COPY OF THE PORTFOLIOS' PROSPECTUSES BY CONTACTING THE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ A PORTFOLIO'S PROSPECTUS CAREFULLY BEFORE INVESTING IN THE CORRESPONDING VARIABLE INVESTMENT OPTION.



Available Model Allocations



You may allocate your entire Contract Value to any one of the available Model Allocations in the table shown below. You may also use our DCA program from any available DCA Fixed Investment Option in connection with your selected Model Allocation. If you select a Model Allocation, you authorize us to rebalance your entire Contract Value allocated to your selected Model Allocation on a quarterly basis to the fixed percentages shown in the table for each Investment Option in that Model Allocation. In addition, you may not transfer monies between Investment Options other than to transfer 100% of your Contract Value to another Model Allocation if available or 100% to any one, or any combination of, the available individual Investment Options.



None of the Model Allocations is a fund-of-funds. We do not actively manage any Model Allocation. Once you invest in a Model Allocation, we will not change the allocation percentages (except to rebalance) or component Portfolios based on changes in investment strategy, market conditions or expectations of future performance. Because a Model Allocation does not change, you should periodically consult with your registered representative to ensure that your selected Model Allocation continues to be appropriate for your needs and circumstances.



WE RESERVE THE RIGHT TO RESTRICT THE AVAILABILITY OF MODEL ALLOCATIONS AT ANY TIME. If we restrict a Model Allocation and your Contract Value is allocated to that Model Allocation on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation as long as you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation. We will continue to rebalance your Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual Investment Options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.



CURRENT AVAILABLE MODEL ALLOCATION FOR A GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER. The currently available Model Allocation for any Contract issued with a guaranteed minimum withdrawal benefit Rider is:



                                      MODEL ALLOCATION
     MODEL ALLOCATION NAME                PERCENTAGE                    FUND NAME
-------------------------------       ----------------         ----------------------------
Fundamental Holdings of America              15%               American International Trust
                                             25%                   American Growth Trust
                                             25%               American Growth-Income Trust
                                             35%                    American Bond Trust



ADDITIONAL RESTRICTED MODEL ALLOCATIONS FOR GUARANTEED PRINCIPAL PLUS. If you purchased a Contract with a Principal Plus Rider on or after December 8, 2003 (for John Hancock USA Contracts) or on or after May 10, 2004 (for John Hancock New York Contracts), but prior to August 16, 2004, you may continue to invest in one of the Restricted Model Allocations shown below if you were invested in that Model Allocation on August 16, 2004. These Restricted Model Allocations are not available for Contracts issued with Principal Plus on or after August 16, 2004. If you were invested in a Restricted Model Allocation on August 16, 2004, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in any available Fixed Investment Option under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any Variable Investment Option other than as permitted in that Model Allocation.



Restricted Model Allocations The following eight Model Allocations were available with Principal Plus for Contract issued prior to August 16, 2004 as described above. The percentages indicated in the table are the percentage allocations of each Fund currently within the Model Allocation.



The Restricted Model Allocations are:

                                               Percentage of
            Model Allocation Name                Allocation                Fund Name
            ---------------------                ----------                ---------
CONSERVATIVE INCOME STRATEGY (formerly, "Scudder Conservative Income Strategy"):
                                                  64.00%       DWS Core Fixed Income VIP
                                                  10.00%       Active Bond Trust
                                                   7.00%       Optimized All Cap Trust
                                                   6.00%       500 Index Trust B
                                                   3.00%       International Value Trust
                                                   2.00%       Total Stock Market Index Trust
                                                   2.00%       Real Estate Securities Trust
                                                   2.00%       Small Cap Index Trust
                                                   1.00%       Optimized Value Trust
                                                   1.00%       Global Trust
                                                   1.00%       International Equity Index
                                                   1.00%       Fundamental Value Trust

GROWTH STRATEGY (formerly, "Scudder Growth Strategy"):
                                                  23.00%       500 Index Trust B
                                                  18.00%       Optimized All Cap Trust
                                                  14.00%       International Value Trust
                                                  11.00%       DWS Core Fixed Income VIP
                                                   8.00%       Fundamental Value Trust
                                                   6.00%       Optimized Value Trust
                                                   5.00%       Total Stock Market Index Trust
                                                   5.00%       Small Cap Index Trust
                                                   4.00%       Real Estate Securities Trust
                                                   2.00%       Global Trust
                                                   2.00%       International Equity Index Trust
                                                   2.00%       Active Bond Trust

GROWTH & INCOME STRATEGY (formerly, "Scudder Growth & Income Strategy"):
                                                  32.00%       DWS Core Fixed Income VIP
                                                  17.00%       500 Index Trust B
                                                  15.00%       Optimized All Cap Trust
                                                   9.00%       International Value Trust
                                                   5.00%       Active Bond Trust
                                                   4.00%       Total Stock Market Index Trust
                                                   4.00%       Fundamental Value Trust
                                                   3.00%       Optimized Value Trust
                                                   3.00%       Real Estate Securities Trust
                                                   2.00%       Global Trust
                                                   2.00%       International Equity Index Trust
                                                   4.00%       Small Cap Index Trust

INCOME & GROWTH STRATEGY (formerly, "Scudder Income & Growth Strategy"):
                                                  46.00%       DWS Core Fixed Income VIP
                                                  13.00%       Optimized All Cap Trust
                                                  11.00%       500 Index Trust B
                                                   7.00%       Active Bond Trust
                                                   6.00%       International Value Trust
                                                   3.00%       Total Stock Market Index Trust
                                                   3.00%       Fundamental Value Trust
                                                   3.00%       Small Cap Index Trust
                                                   2.00%       Optimized Value Trust
                                                   2.00%       Global Trust Series
                                                   2.00%       International Equity Index Trust
                                                   2.00%       Real Estate Securities Trust

GROWTH FOCUS:
                                                  45.00%       500 Index Trust B
                                                  40.00%       DWS Core Fixed Income VIP
                                                  15.00%       Optimized All Cap Trust

                                               Percentage of
            Model Allocation Name                Allocation                Fund Name
            ---------------------                ----------                ---------
SECTOR FOCUS:
                                                  40.00%       DWS Core Fixed Income VIP
                                                  30.00%       Total Stock Market Index Trust
                                                  15.00%       Real Estate Securities Trust
                                                  15.00%       Optimized All Cap Trust
US ALL-CAPITALIZATION:
                                                  40.00%       DWS Core Fixed Income VIP
                                                  15.00%       500 Index Trust B
                                                  15.00%       Small Cap Index Trust
                                                  15.00%       Optimized All Cap Trust
                                                  15.00%       Mid Cap Index Trust
VALUE FOCUS:
                                                  40.00%       DWS Core Fixed Income VIP
                                                  30.00%       Optimized All Cap Trust
                                                  15.00%       Optimized Value Trust
                                                  15.00%       Fundamental Value Trust



      (1) If you allocated Contract Value to the Model Allocation shown on the last day it was available, you may continue to allocate your Contract Value to that Model Allocation if: (a) you continue to allocate your entire Contract Value (other than amounts in a Fixed Account under our DCA Program), including future Purchase Payments, to that Model Allocation; and (b) you rebalance your entire Contract Value to that Model Allocation on a quarterly basis. You will no longer be able to use that Model Allocation, however, if you transfer your Contract Value to any of the available individual investment options, to any other Model Allocation, or to any Variable Investment Option other than as permitted in that Model Allocation.



A MODEL ALLOCATION MAY EXPERIENCE VOLATILITY IN ITS INVESTMENT PERFORMANCE OR LOSE MONEY, DEPENDING ON THE PERFORMANCE OF THE COMPONENT PORTFOLIOS REFERENCED ABOVE. YOUR INVESTMENT IN THE PORTFOLIOS WILL FLUCTUATE AND, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN YOUR ORIGINAL INVESTMENT. FOR MORE INFORMATION REGARDING EACH PORTFOLIO THAT WE PERMIT YOU TO INVEST IN THROUGH A MODEL ALLOCATION, INCLUDING INFORMATION RELATING TO THAT PORTFOLIO'S INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS, AND THE RISKS OF INVESTING IN THAT PORTFOLIO, PLEASE SEE "IV. GENERAL INFORMATION ABOUT US, THE SEPARATE ACCOUNTS AND THE PORTFOLIOS," AS WELL AS THE PORTFOLIO'S PROSPECTUS. YOU CAN OBTAIN A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON EACH OF THE PORTFOLIOS BY CONTACTING THE RESPECTIVE ANNUITIES SERVICE CENTER SHOWN ON THE FIRST PAGE OF THIS PROSPECTUS. YOU SHOULD READ THE PORTFOLIOS' PROSPECTUSES CAREFULLY BEFORE INVESTING IN THE CORRESPONDING INVESTMENT OPTION.



We reserve the right to:



            - limit the actual percentages you may allocate to certain Investment Options under the Model Allocations;



            - require that you choose certain Investment Options in conjunction with other Investment Options under the Model Allocations;



            - limit your ability to transfer between existing Investment Options; and/or



            - require you to periodically rebalance existing Variable Investment Accounts to the percentages we require.



INCOME PLUS FOR LIFE SERIES



Income Plus for Life Series Definitions



Unless specified otherwise, the following definitions apply to both the Income Plus for Life and Income Plus for Life - Joint Life Riders:



AGE 65 CONTRACT ANNIVERSARY MEANS the Contract Anniversary on, or next following, the date the older Owner attains age 65.



AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date:



            -     the Covered Person attains age 95 under Income Plus for Life;
                  or



            - the older Owner attains age 95 under Income Plus for Life-Joint Life.



BENEFIT BASE means:



            -     a value we use to determine the Lifetime Income Amount.

            - The initial Benefit Base is equal to your initial Purchase Payment, up to the maximum Benefit Base.



            - We may adjust the Benefit Base to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.



            -     The maximum Benefit Base is $5 million.



Any adjustment to the Benefit Base will result in a corresponding adjustment to the Lifetime Income Amount.



BONUS OR LIFETIME INCOME BONUS means an increase in the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."



BONUS PERIOD OR LIFETIME INCOME BONUS PERIOD means:



      -     Initially, the first 10 Contract Years;



      - Each time a Step-up occurs, the Bonus Period extends to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



COVERED PERSON means (for Income Plus for Life):



            - The person whose life we use to determine the duration of the Lifetime Income Amount payments;



            - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.



COVERED PERSON means (for Income Plus for Life - Joint Life):



      - One of the two persons whose lives we use to determine the duration of the Lifetime Income Amount payments.



      - We determine the Covered Persons at the time you elect the Rider. A spouse must qualify as a "spouse" under federal law.



     (For Income Plus for Life - Joint Life Non-Qualified Contracts):



      -     both the spouses must be named as co-Owners of the Contract; or



      - if only one spouse is named as an Owner of the Contract, the other spouse must be designated as the Beneficiary of the Contract.



     (For Income Plus for Life - Joint Life Qualified Contracts):



      - one spouse must be named as the Owner (or Annuitant if the Owner is a non-natural person); and



      -     the Owner's spouse must be the designated Beneficiary.



A Covered Person will no longer qualify as such (i.e., that Covered Person will be removed from the Rider) if that person is no longer designated as an Owner, co-Owner, Annuitant, co-Annuitant or Beneficiary as required above. In the event that you and your spouse become divorced after you purchase the Rider, you may not add a new spouse as a Covered Person. If you remove your spouse as an Owner, Beneficiary or Annuitant, that person will no longer be a Covered Person under the Rider. (See page 45 for additional information on the impact of divorce.)



EXCESS WITHDRAWAL means:



            - (for Income Plus for Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 5.0% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments;



            - (for Income Plus for Life - Joint Life) Any withdrawal you take before the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds 4.75% of the Benefit Base at the prior Contract Anniversary, increased for any Additional Purchase Payments; and



            -     (for Income Plus for Life and Income Plus for Life - Joint
                  Life) Any withdrawal you take on and after the Lifetime Income Date that, when combined with all other withdrawals (and applicable withdrawal charges) previously taken during the Contract Year of withdrawal, exceeds the Lifetime Income Amount at the time of withdrawal.



LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as:



            - (for Income Plus for Life) the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.



            - (for Income Plus for Life - Joint Life) at least one Covered Person remains alive and qualified as a Covered Person, subject to the terms and conditions of the Rider.

We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.



Any reduction or increase in the Benefit Base will result in a corresponding reduction or increase in the Lifetime Income Amount.



LIFETIME INCOME DATE means the date on which we determine the Life Income Amount. This will be the date you purchase the Rider if:



            - (for Income Plus for Life) you are age 59-1/2 or older at the time (age 61 or older for Riders issued in New York); otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59-1/2 (age 61 in NY).



            - (for Income Plus for Life - Joint Life) both you and your spouse are age 59-1/2 or older at the time; otherwise, the Anniversary Date on, or immediately following, the date the younger spouse would attain age 59-1/2. (The Lifetime Income Date does not change if the younger spouse does not survive to this date and the older spouse is still a Covered Person under the Rider.)



RESET means a reduction of the Benefit Base if you take Excess Withdrawals.



STEP-UP means an increase in the Benefit Base and Lifetime Income Amount on certain Contract Anniversary dates when your Contract Value exceeds the previous Benefit Base.



STEP-UP DATE means the date on which we determine whether a Step-up could occur.

Income Plus for Life



The Income Plus for Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. We calculate the Lifetime Income Amount on the Lifetime Income Date. If the Covered Person is age 59-1/2 or older when you purchase the Income Plus for Life Rider (age 61 or older for Riders issued in New York), the initial Lifetime Income Amount equals 5% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 5% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. We may reduce the Lifetime Income Amount if you take withdrawals in excess of the Lifetime Income Amount. If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page D-13). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.



The version of the Income Plus for Life Rider issued in the state of New York (the "NY Income Plus for Life Rider") includes differences in five features of the Income Plus for Life Rider available outside of New York. Those features are:



            -     Lifetime Income Date;



            -     Lifetime Income Bonuses;



            -     Change of Riders;



            -     Impact of Withdrawals on Guaranteed Minimum Death Benefit; and



            -     Withdrawals under the Life Expectancy Distribution Program.



We describe the NY Income Plus for Life Rider differences in the discussions of these Income Plus for Life features. We also provide new examples (at the end of this Appendix) to illustrate hypothetical results of Contracts with a NY Income Plus for Life Rider. In all other respects, including the Rider fee, the NY Income Plus for Life Rider is the same as the Income Plus for Life Rider.



IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the Withdrawal Amount. If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:



            -     the Contract Value immediately after the withdrawal; or



            -     the Benefit Base minus the Withdrawal Amount.



If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 5% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" in this section, below.)



After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.



Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:



            - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or



            -     the Contract Value immediately after the Excess Withdrawal.



After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 5% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year. IF YOU TAKE AN EXCESS WITHDRAWAL, IT COULD LOWER YOUR LIFETIME INCOME AMOUNT. IF YOU HAVE EXPERIENCED UNFAVORABLE INVESTMENT PERFORMANCE (AND THEREFORE YOUR CONTRACT VALUE IS LESS THAN YOUR BENEFIT BASE) AND THEN YOU TAKE AN EXCESS WITHDRAWAL, IT COULD SIGNIFICANTLY REDUCE YOUR LIFETIME INCOME AMOUNT.



In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).



We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total Withdrawal Amounts during a Contract Year are less than or equal to the Lifetime Income Amount. Any applicable withdrawal charges cannot cause a withdrawal to exceed the Lifetime Income Amount.

The Income Plus for Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. (see "Settlement Phase" in this section, below). In the event of an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See "Settlement Phase," in this section, below) The Income Plus for Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



We may Reset the Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.



We reduce your Contract Value each time you take a withdrawal.



EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase Income Plus for Life, we may adjust the way we calculate the death benefit payable under your Contract upon the death of the Owner (or deemed Owner if the Owner is not a natural person) during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:



            - you limit your withdrawals (including applicable withdrawal charges) during a Contract Year to the Lifetime Income Amount; or,



            - you purchased the Income Plus for Life Rider before the Covered Person attained age 59-1/2, you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 5% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.



If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on either a dollar-for-dollar or a pro rata basis (as described in you Contract) from the Guaranteed Minimum Death Benefit under the Contract. "Pro rata" means we reduce the Guaranteed Minimum Death Benefit by the same percentage that the Excess Withdrawal reduces the Contract Value. That is, by an amount equal to:



            - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:



                  -     the Withdrawal Amount ; divided by



                  -     the Contract Value before the withdrawal.



We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.



For NY Income Plus for Life Riders, we change the way we reduce the Guaranteed Minimum Death Benefit under your Contract if you limit your withdrawals (including applicable withdrawal charges) during a Contract Year:



      - (for NY Income Plus for Life Riders purchased on or after the Covered Person attains age 61) to the Lifetime Income Amount; or,



      - (for NY Income Plus for Life Riders purchased before the Covered Person attains age 61) to 5% the Benefit Base each Contract Year before the Lifetime Income Date, and to the Lifetime Income Amount for each Contract Year after that.


-


In these circumstances, we will deduct the entire amount of the withdrawal (including any withdrawal charges) on a dollar for dollar basis from the Guaranteed Minimum Death Benefit. We will deduct any Excess Withdrawal in the manner described above.



You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.



INCREASES IN THE BENEFIT BASE.  We will increase the Benefit Base:



            - by any applicable Bonus if you take no withdrawals during certain Contract Years;



            - by any applicable Step-up to reflect certain increases in Contract Value;



            - to an established Target Amount if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and



            - to reflect certain Additional Purchase Payments (see "Purchase Payments" on page 39).

Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.



LIFETIME INCOME BONUSES. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Bonus Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Bonus Period coincides with the first 10 Contract Years while the Income Plus for Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:



            - 7% (6% for NY Income Plus for Life Riders and for all Riders purchased prior to January 17, 2008) of total Purchase Payments to your Contract if we did not previously Step-up or Reset the Benefit Base and/or the Lifetime Income Amount; otherwise



            - 7% (6% for NY Income Plus for Life Riders and for all Riders purchased prior to January 17, 2008) of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.



We will not apply any Lifetime Income Bonus, however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.



Step-ups will increase the Benefit Base and the Lifetime Income Amount.



STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-4). The recalculated Lifetime Income Amount will equal 5% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Income Plus for Life Series Riders" on page D-5). If you decline the Step-up, the fee rate will not be increased.



Step-ups may occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary.



Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.



TARGET AMOUNT. If you take no withdrawals under your Contract from the effective date of the Income Plus for Life Rider until the applicable "Target Date," we will calculate a "Target Amount" and increase the Benefit Base on the Target Date to equal the greater of:



            - the current Benefit Base, as increased by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or



            -     the Target Amount.



The "Target Date" is the later of:



            - the 10th Contract Anniversary after the effective date of the Income Plus for Life Rider; or



            - the Contract Anniversary on or next following the date the Covered Person attains age 69.



The "Target Amount" is 200% of all Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.



The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.

LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy." For purposes of Income Plus for Life, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:



            -     pursuant to Code Section 72(q)(2)(D) or Section
                  72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59-1/2 Distributions"); or



            - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or



            - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59-1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing Income Plus for Life.



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value. In addition, if you purchased the Rider before the Covered Person attains age 59-1/2 (age 61 for NY Income Plus for Life Riders), and you take the withdrawal before the Lifetime Income Date, we will reduce your Benefit Base by the amount of the withdrawal. We will not, however, Reset your Benefit Base or Lifetime Income Amount if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Benefit Base are depleted to zero. We will make distributions as part of the Contract's "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Benefit Base or Lifetime Income Amount.



SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. We automatically make settlement payments during Income Plus for Life's "Settlement Phase." The Settlement Phase begins if the Contract Value reduces to zero at any time during a Contract Year, there were no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.



During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life benefit during the Settlement Phase. You cannot annuitize once the Settlement Phase begins.



At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:



            - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as the Covered Person is living.



            - If you purchased the Income Plus for Life Rider before the Covered Person attained age 59-1/2 (age 61 for NY Income Plus for Life Riders), and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as the Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 5% of the Benefit Base at the Lifetime Income Date).



            - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.


      -


Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF THE DECEASED              THEN
OWNER IS:                    INCOME PLUS FOR LIFE:
---------------------------  -------------------------------------------------------
1.     Not the Covered       -  may continue if the Beneficiary elects to continue
       Person and the           the Contract within the time we permit under our
       Beneficiary is the       administrative rules. We will automatically
       deceased Owner's         increase the Benefit Base to equal the initial
       spouse                   death benefit we determine, if the death benefit
                                is greater than the Benefit Base prior to our
                                determination. We will also recalculate the
                                Lifetime Income Amount to equal 5% of the
                                recalculated Benefit Base and will assess the
                                Rider Fee based on the recalculated Benefit Base.
                             -  enters its Settlement Phase if a subsequent
                                withdrawal would deplete the Contract Value to
                                zero, and the remaining Lifetime Income Amount
                                for the year of withdrawal is still greater than
                                zero.
                             -  continues to be eligible for any remaining Bonus
                                amounts and Step-ups, and a Target Amount
                                adjustment, but we will change the date we
                                determine and apply these benefits to future
                                anniversaries of the date we determine the
                                initial death benefit. We will permit the spouse
                                to opt out of an increase in the Benefit Base,
                                if any, to reflect the initial death benefit and
                                any future Step-ups if we increase the rate of
                                the Income Plus for Life fee at that time.

2.     Not the Covered       -  may continue in the same manner as 1.
       Person and the        -  enters its Settlement Phase if a subsequent
       Beneficiary is not       withdrawal would deplete the Contract Value to
       the deceased             zero, and the remaining Lifetime Income Amount
       Owner's spouse           for the year of withdrawal is still greater than
                                zero.
                             -  does not continue to be eligible for any Bonus
                                amounts and Step-ups, or a Target Amount
                                adjustment. We will permit the Beneficiary to
                                opt out of an increase in the Benefit Base, if
                                any, to reflect the initial death benefit if we
                                increase the rate of the Income Plus for Life
                                fee at that time.

3.     The Covered Person    -  ends without any further benefit.
       and the Beneficiary
       is the deceased
       Owner's spouse

4.     The Covered Person    -  ends without any further benefit.
       and the Beneficiary
       is not the deceased
       Owner's spouse



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Income Plus for Life continues, we will determine the Adjusted Benefit Base and the Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Income Plus for Life Rider. If the Covered Person dies during the Settlement Phase, we reduce the Lifetime Income Amount to zero and make no further payments. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



TERMINATION. You may not terminate the Income Plus for Life Rider once it is in effect. However, the Income Plus for Life Rider will terminate automatically upon the earliest of:



            - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract;



            -     the date an Annuity Option begins;



            - the date the Contract Value and the Benefit Base both equal zero;



            -     the death of the Covered Person; or



            -    termination of the Contract.



The addition of Income Plus for Life to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and the Covered Person must attain Age 59-1/2 (age 61 for NY Income Plus for Life Riders) and remain living for you to receive certain benefits. Furthermore, Income Plus for Life limits the Investment Options otherwise available under the Contract, requires you to defer taking withdrawals to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under certain Annuity Options described in the Prospectus. You should carefully consider each of these factors before deciding if Income Plus for Life is suitable for your needs, especially at older ages.



EXAMPLES. Please refer to the end of this Appendix for hypothetical examples that illustrate the benefits under Income Plus for Life.

Income Plus for Life - Joint Life



(Not available in New York or for non-Qualified Contracts in New Jersey)



Three main differences between Income Plus For Life - Joint Life and Income Plus for Life are:



            - Income Plus for Life - Joint Life offers a Lifetime Income Amount of 4.75%, where Income Plus for Life offers a Lifetime Income Amount of 5%;



            - Income Plus for Life - Joint Life guarantees withdrawals for the life of two Covered Persons (spouses), commencing on the Anniversary after the younger spouse attains age 59-1/2, where Income Plus for Life guarantees withdrawals for the life of one Covered Person, commencing on the Anniversary after that person attains age 59-1/2;



            - The age requirement for the Target Amount adjustment (in addition to the ten-year wait requirement) for Income Plus for Life - Joint Life is based on the Anniversary after the youngest spouse attains age 69, where the Target Amount adjustment age requirement (also in addition to the ten-year wait requirement) for Income Plus for Life is based on the Anniversary after the single Covered Person attains age 69.



The Income Plus for Life - Joint Life Rider provides a guaranteed minimum withdrawal benefit, called the "Lifetime Income Amount" during the Accumulation Period. If both you and your spouse are age 59-1/2 or older when you purchase the Income Plus for Life Rider, the initial Lifetime Income Amount equals 4.75% of the initial Purchase Payment for your Contract on the Rider's effective date. (We do not count Purchase Payment amounts over $5 million for this purpose.) Otherwise, the initial Lifetime Income Amount equals 4.75% of the Benefit Base in effect on the Lifetime Income Date. If you subsequently limit your annual withdrawals to the Lifetime Income Amount, Income Plus for Life - Joint Life guarantees that we will make the Lifetime Income Amount benefit available to you, as long as either Covered Person remains alive and an Owner, Beneficiary or Annuitant under the Contract, even if your Contract Value reduces to zero. The Lifetime Income Amount reduces to zero upon the death of the last Covered Person or upon a change in Owner, Beneficiary or Annuitant that removes the last Covered Person from the Contract as an Owner, Beneficiary or Annuitant. Because we provide our guarantee over the lifetime of two Covered Persons under the Income Plus for Life - Joint Life Rider, we calculate a lower Lifetime Income Amount than we do under the Income Plus for Life Rider.



If you defer taking withdrawals, we may increase the Lifetime Income Amount to reflect one or more "Lifetime Income Bonuses" and a "Target Amount" adjustment (see "Target Amount" on page D-18). We also may increase the Lifetime Income Amount if you make Additional Purchase Payments, or if we Step-up the Benefit Base to reflect current Contract Value.



IMPACT OF WITHDRAWALS. Each time you take a withdrawal before the Lifetime Income Date, we reduce the Benefit Base by the amount of that withdrawal (including withdrawal charges). If, however, a withdrawal is an Excess Withdrawal, we will Reset the Benefit Base to equal the lesser of:



            -     the Contract Value immediately after the withdrawal; or



            -     the Benefit Base minus the Withdrawal Amount for that Contract
                  Year.



If you take withdrawals prior to the Lifetime Income Date, we reduce the Benefit Base we use to determine the guaranteed Lifetime Income Amount on the Lifetime Income Date. You could eventually lose any benefit based on the Lifetime Income Amount if you take withdrawals in excess of 4.75% of the Benefit Base. If Contract Value declines to zero during a Contract Year in which you have an Excess Withdrawal, you will lose the guaranteed minimum withdrawal benefit under the Income Plus for Life Rider. (See "Settlement Phase" in this section below.)



After the Lifetime Income Date, you may withdraw the guaranteed Lifetime Income Amount (inclusive of withdrawal charges) each Contract Year without affecting the Benefit Base. If your total withdrawals during a Contract Year exceed the Lifetime Income Amount, however, we will Reset the Benefit Base and the Lifetime Income Amount.



Each time you take a withdrawal after the Lifetime Income Date, we first determine if the Withdrawal Amount is an Excess Withdrawal. If so, we will Reset the Benefit Base to equal the lesser of:



            - the Benefit Base before the withdrawal minus the entire amount of the Excess Withdrawal; or



            -     the Contract Value immediately after the Excess Withdrawal.



After we Reset the Benefit Base, we will Reset the Lifetime Income Amount to equal 4.75% of the new Benefit Base. We also will Reset the Benefit Base and the Lifetime Income Amount for each subsequent Excess Withdrawal that you take during that Contract Year.



In certain circumstances, we will not Reset the Benefit Base and/or the Lifetime Income Amount, even where a withdrawal would exceed the Lifetime Income Amount for a Contract Year. These circumstances involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" in this section below).



We do not reduce your Benefit Base or Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount.

The Income Plus for Life - Joint Life Rider enters a "Settlement Phase" in any Contract Year that your Contract Value declines to zero if your Benefit Base is greater than zero at that time and you have taken no Excess Withdrawals during that Contract Year. (See "Settlement Phase" in this section below.) In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal. (See "Income Plus for Life - Impact of Withdrawals" on page D-11.) The Income Plus for Life - Joint Life benefit terminates if the Contract Value and Benefit Base immediately after a withdrawal are all equal to zero.



We may reduce Benefit Base and Lifetime Income Amount values if you take Excess Withdrawals. Excess Withdrawals may reduce or eliminate future Lifetime Income Amount values.



We reduce your Contract Value each time you take a withdrawal.



EFFECT OF WITHDRAWALS ON GUARANTEED MINIMUM DEATH BENEFIT AMOUNT. If you purchase the Income Plus for Life - Joint Life Rider, we may adjust the way we calculate the death benefit payable under your Contract upon death of the first Owner (or deemed Owner if the Owner is not a natural person) to die during the Accumulation Period. We reduce that death benefit each time you take a withdrawal. We will reduce the death benefit on a dollar for dollar basis if:



            - you limit your Withdrawal Amounts during a Contract Year to the Lifetime Income Amount; or,



            - if you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59-1/2, you limit your withdrawals (including applicable withdrawal charges) each Contract Year before the Lifetime Income Date to 4.75% of the Benefit Base, and to the Lifetime Income Amount for each Contract Year after that.



If you take an Excess Withdrawal, we will deduct the entire amount of that withdrawal (including any withdrawal charges) on either a dollar-for-dollar or a pro rata basis (as described in your Contract) from the Guaranteed Minimum Death Benefit under the Contract. "Pro rata" means we reduce the Guaranteed Minimum Death Benefit by an amount equal to:



                        - the Guaranteed Minimum Death Benefit before the withdrawal, multiplied by an amount equal to:



                        -     the Withdrawal Amount; divided by



                        -     the Contract Value before the withdrawal.



We also will reduce the Guaranteed Minimum Death Benefit in the same manner for any subsequent Excess Withdrawals that you take during that Contract Year.



INCREASES IN THE BENEFIT BASE.  We will increase the Benefit Base:



            - by any applicable Bonus if you take no withdrawals during certain Contract Years;



            - by any applicable Step-up to reflect certain increases in Contract Value;




            - to an established "Target Amount" if you take no withdrawals until the later of: (a) the Contract Anniversary on or next following the date the younger Covered Person attains age 69; and (b) the Contract Anniversary at the end of 10 Contract Years; and



            -     to reflect certain Additional Purchase Payments
                  (see "Purchase Payments" on page 38).




Bonuses, when applied, will increase the Benefit Base and the Lifetime Income Amount.



Lifetime Income Bonuses. We will increase the Benefit Base on each Contract Anniversary during one or more "Lifetime Income Periods" if you take no withdrawals during the previous Contract Year. For these purposes, the initial Lifetime Income Period coincides with the first 10 Contract Years while the Income Plus for Life - Joint Life Rider is in effect. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up or the Age 95 Contract Anniversary.



Each time you qualify, we will increase the Benefit Base by a Lifetime Income Bonus equal to:



            - 7% (6% for Contracts issued prior to January 17, 2008) of total Purchase Payments to your Contract if we did not previously Step-up the Benefit Base and/or the Lifetime Income Amount; otherwise



            - 7% (6% for Contracts issued prior to January 17, 2008) of the Benefit Base immediately after the latest Step-up or Reset, increased by the amount of any Purchase Payments applied to the Benefit Base since the latest Step-up or Reset.



We will not apply any Lifetime Income Bonus; however, to the extent it would increase the Benefit Base to an amount in excess of the maximum Benefit Base of $5 million.

Step-ups will increase the Benefit Base and the Lifetime Income
Amount.



STEP-UPS. If the Contract Value on any Step-up Date is greater than the Benefit Base (including any Bonus) on that date, we will automatically Step-up the Benefit Base to equal the Contract Value (subject to the maximum Benefit Base limit of $5 million). We will also recalculate the Lifetime Income Amount (after the Lifetime Income Date) and the Rider Fee (see "Rider Fees" on page D-4). The new Lifetime Income Amount will equal 4.75% of the new Benefit Base value after the Step-up, and the new Rider Fee will be based on the recalculated Benefit Base. We also reserve the right to increase the rate of the Income Plus for Life fee up to a maximum rate of 1.20%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased.



Step-ups may occur only while the Income Plus for Life Rider is in effect. We schedule the Step-up Dates starting with the first Contract Anniversary and on each Contract Anniversary after that, up to and including the Age 95 Contract Anniversary. Each time a Step-up occurs, we will extend the Lifetime Income Bonus Period to the lesser of 10 years from the Step-up Date or the Age 95 Contract Anniversary.



If you decline an automatic Step-up, you will have the option to elect to Step-up the Benefit Base (as well as Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Benefit Base, we will thereafter resume automatic Step-ups.



TARGET AMOUNT. If you take no withdrawals under your Contract from the Income Plus for Life - Joint Life Rider's effective date until the applicable Target Date, we will adjust the Benefit Base to equal the greater of:



            - the current Benefit Base, as adjusted by any Lifetime Income Bonus or Step-up for the Contract Year ending on the Target Date; or



            -     the Target Amount.



The "Target Date" is the later of:



            - the 10th Contract Anniversary after the effective date of the Income Plus for Life - Joint Life Rider; or



            - the Contract Anniversary on or next following the date the younger spouse would have attained age 69.



The "Target Amount" is 200% of Purchase Payments made in the first Contract Year plus 100% of all Additional Purchase Payments you make prior to the Target Date (subject to our Purchase Payment limits). In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million.



The Target Amount adjustment can provide higher lifetime income than you would otherwise receive under this Rider, as long as you wait until the Target Date to take your first withdrawal. If you plan to purchase this Rider and take a withdrawal prior to the Target Date, then the Target Amount adjustment will not be of value to you. In that case, you should only purchase based on the value of the other features provided under this Rider.



LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse) as described in "Income Plus for Life-Life Expectancy Distribution Program," above. Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Income Plus for Life - Joint Life will enter its Settlement Phase as described in "Income Plus for Life-Settlement Phase," above, if the Contract Value reduces to zero during a Contract Year, you have taken no Excess Withdrawals during that Contract Year and the Benefit Base is still greater than zero at the time. In the event of an Excess Withdrawal, the Income Plus for Life - Joint Life Rider will not enter the Settlement Phase if Contract Value declines to zero during the Contract Year of the Excess Withdrawal.



During the Settlement Phase, the Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments, credit additional Bonus amounts, make any Step-ups or deduct any charge for the Income Plus for Life - Joint Life benefit during the Settlement Phase.



At the beginning of the Settlement Phase, we will automatically begin paying an annual settlement amount to you. The settlement payment amount varies:



            - If the Lifetime Income Amount is greater than zero at the start of the Settlement Phase, we will pay an initial settlement amount equal to the remaining Lifetime Income Amount for that Contract Year and make additional annual payments of the Lifetime Income Amount as long as either Covered Person is living.

            - If you purchased the Income Plus for Life - Joint Life Rider before the younger Covered Person attained age 59-1/2, and the Settlement Phase begins before the Lifetime Income Date, we will begin making annual settlement payments following the Lifetime Income Date as long as either Covered Person is living. In this case, the annual amount will equal the Lifetime Income Amount (i.e., 4.75% of the Benefit Base at the Lifetime Income Date).



            - In lieu of annual payments of the settlement amount, we will permit you to elect monthly, quarterly or semi-annual installment payments of the Lifetime Income Amount.



IMPACT OF DEATH BENEFITS. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Income Plus for Life - Joint Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply.



Death of First Covered Person. If the first Covered Person to die is an Owner of the Contract (or deemed to be an "Owner" if the Owner is a non-natural person), the surviving Covered Person may elect to continue the Contract in effect in lieu of receiving the Contract's death benefit as a lump sum under our current administrative procedures. (See "Death after Removal of a Covered Person" below if there is no surviving Covered Person.) If the Contract continues, the Income Plus for Life - Joint Life Rider will continue. We will continue to provide the Lifetime Income Amount guarantee only for the lifetime of the surviving Covered Person and continue to charge the Income Plus for Life - Joint Life Rider fee (See "Fee for Income Plus for Life Series Riders" on page D-5). If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups). We will treat any distribution of death benefits under a Contract as a "withdrawal" for purposes of subsequent calculations of the Benefit Base and the Lifetime Income Amount.



If the first Covered Person to die is not is not the Owner (and is not deemed to be an "Owner" if the Owner is a non-natural person), no death benefit is payable under the Contract. The Rider will continue in effect and we will base the duration of the Lifetime Income Amount only on the lifetime of the surviving Covered Person. We will continue to charge the Income Plus for Life - Joint Life Rider fee; however, we will make no adjustments to the Contract Value or make any adjustments to the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups.



If the death of the first Covered Person occurs while the Rider is in its Settlement Phase, no additional death benefit is payable under the Contract and, in most instances, we will continue to make settlement payments in the same manner as before the death. If the death occurs before the Lifetime Income Date, we will compute a Lifetime Income Amount during the Settlement Phase on the later of the Lifetime Income Date or the date we receive notice of the death of the first Covered Person. Settlement payments will equal the Lifetime Income Amount.



WE MAY LIMIT THE ABILITY OF THE SURVIVING COVERED PERSON TO CHOOSE A SETTLEMENT PAYMENT AMOUNT AND DURATION THAT DIFFERS FROM THE AMOUNT AND DURATION IN EFFECT BEFORE THE DEATH OF THE FIRST COVERED PERSON.



Death of Last Covered Person. If the surviving Covered Person dies while the Income Plus for Life - Joint Life Rider is in effect we will reduce the Lifetime Income Amount to zero and we no make no additional payments under the Rider to the Beneficiary.



Death after Removal of a Covered Person. In certain instances, a person initially designated as a Covered Person may be removed as a Covered Person from the Rider (see "Covered Persons" above). If that happens and:



            - if the removed Covered Person subsequently dies, there will be no impact on the guarantees provided by the Rider in most cases; and



            - if the remaining Covered Person subsequently dies, we will consider that Covered Person to be the "last" Covered Person and the Rider will terminate.



TERMINATION. The Income Plus for Life - Joint Life Rider terminates in accordance with the "Income Plus for Life-Termination" section, above.



You should consult with your registered representative to assist you in determining whether the Income Plus for Life - Joint Life Rider is suited for your financial needs and investment risk tolerance. The addition of the Rider to a Contract may not always be in your interest since an additional fee is imposed annually for this benefit and at least one of the Covered Persons must attain age 59-1/2 and remain living for you to receive certain benefits. Furthermore this Rider limits the investment options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus. You should carefully consider each of these factors before purchasing an Income Plus for Life - Joint Life Rider.



EXAMPLES. Please refer to the end of this Appendix for hypothetical examples that illustrate the benefits under the Income Plus for Life - Joint Life Rider.

PRINCIPAL PLUS FOR LIFE SERIES



Principal Plus for Life Series Definitions



The following definitions apply to the Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders:


-


- AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.



AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Covered Person attains age 95.



BONUS means an increase in the Guaranteed Withdrawal Balance on each Contract Anniversary during the Rider's Bonus Period if you take no withdrawals during the previous Contract Year. For these purposes, the initial Bonus Period is the first 10 Contract Years. In certain marketing materials, the Bonus may be referred to as the "Deferral Credit."



BONUS PERIOD means (except for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders issued prior to May 1, 2007), for the initial Bonus Period, the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



BONUS PERIOD means (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders issued prior to May 1, 2007) the first 10 Contract Years or each Contract Year up to the Contract Year in which the Covered Person attains age 80.



COVERED PERSON means:



            - The person whose life we use to determine the duration of the Lifetime Income Amount payments;



            - The oldest Owner at issue of the Rider or the oldest Annuitant in the case of a non-natural Owner.



EXCESS WITHDRAWAL means any withdrawal you take that causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount, or causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount.



GUARANTEED WITHDRAWAL AMOUNT means:



            - the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted;



            - the initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance;



            - the maximum Guaranteed Withdrawal Amount at any time is $250,000.



GUARANTEED WITHDRAWAL BALANCE means:



            - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.



            - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.



            - We adjust the Guaranteed Withdrawal Balance to reflect withdrawals, "Step-ups," "Bonuses" and Additional Purchase Payments as provided in the Rider.



            - The maximum Guaranteed Withdrawal Balance at any time is $5 million.



LIFETIME INCOME AMOUNT means the amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period after the date you purchased the Rider (or the Lifetime Income Date, if later), as long as the Covered Person remains alive as an Owner or Annuitant of the Contract, subject to the terms and conditions of the Rider.



We may reduce the Lifetime Income Amount to reflect withdrawals and Resets, and we may increase the Lifetime Income Amount to reflect Step-ups, Bonuses, a Target Amount adjustment and Additional Purchase Payments as provided in the Rider.



LIFETIME INCOME DATE means the date on which we determine the Life Income Amount (under Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-up Riders). This will be the date you purchased the Rider if:



            - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step Up Riders purchased on and after March 12, 2007) you were age 59-1/2 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 59-1/2.



            - (for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step Up Riders purchased before March 12,
                  2007) you were age 65 or older at the time; otherwise, the Lifetime Income Date is the Anniversary Date on, or immediately following, the date you attain age 65.

RESET means a reduction of the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or the Lifetime Income Amount if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount or Lifetime Income Amount.



STEP-UP means an increase in the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or Lifetime Income Amount on certain Contract Anniversary dates to reflect market performance that exceeds previously calculated benefits.



STEP-UP DATE means the date on which we determine whether a Step-up could occur.



Principal Plus, Principal Plus for Life



The optional Principal Plus and Principal Plus for Life Riders provide a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, these Riders guarantee the return of your investments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchased the Rider. The initial Guaranteed Withdrawal Amount equals 5% of your initial Purchase Payment for the Contract. (We do not count Purchase Payment amounts over $5 million or, for Contracts issued in New York with a Payment Enhancement Rider, any Payment Enhancement attributable to the Purchase Payment for this purpose.) You can withdraw the Guaranteed Withdrawal Amount each year until the "Guaranteed Withdrawal Balance" is depleted to zero.



In addition, we designed the Principal Plus for Life Rider to permit you to withdraw a minimum annual amount, the Lifetime Income Amount, starting on a Lifetime Income Date. If you limit your annual withdrawals to the Lifetime Income Amount, we will make this benefit available to you as long as the Covered Person is alive and an Owner, Beneficiary or Annuitant under the Contract, even after you have recovered your investments in the Contract and even if your Contract Value reduces to zero.



IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:



            -     the Contract Value immediately after the withdrawal; or



            - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.



Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:



            -     the Guaranteed Withdrawal Amount prior to the withdrawal; or

            - 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value.



Under Principal Plus for Life, we also will recalculate the Lifetime Income Amount after the Lifetime Income Date if a withdrawal causes total withdrawals during a Contract Year to exceed the Lifetime Income Amount (or if total withdrawals during a Contract Year have already exceeded the Lifetime Income Amount). In that case, the Lifetime Income Amount will equal the lesser of:



            -     the Lifetime Income Amount prior to the withdrawal; or



            - 5% of the greater of the Contract Value immediately after the withdrawal or the new Guaranteed Withdrawal Balance value.



In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and/or (under Principal Plus for Life) the Lifetime Income Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount and/or Lifetime Income Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).



We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.



Under Principal Plus for Life, we do not change your Lifetime Income Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Lifetime Income Amount. Under Principal Plus for Life, if you take any withdrawals prior to the Lifetime Income Date, the initial amount of the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount. Although you may continue to take withdrawals up to the Guaranteed Withdrawal Amount after the Lifetime Income Date without reduction of the Guaranteed Withdrawal Amount benefit (as long as there is a positive Guaranteed Withdrawal Balance value) your Lifetime Income Amount benefit may be reduced if the amount you withdraw exceeds the Lifetime Income Amount. You could eventually lose any benefit based on the Lifetime Income Amount if you continue to take withdrawals in excess of the Lifetime Income Amount.

Principal Plus enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but the Guaranteed Withdrawal Balance immediately after the withdrawal is greater than zero (see "Settlement Phase" below). The Principal Plus benefit terminates if the Contract Value and Guaranteed Withdrawal Balance immediately after a withdrawal are both equal to zero (See "Rider Fees" and "Termination").



Principal Plus for Life enters a "Settlement Phase" if a withdrawal less than or equal to the Guaranteed Withdrawal Amount reduces the Contract Value to zero but either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is greater than zero (see "Settlement Phase," below). The Principal Plus for Life benefit terminates if the Contract Value, Guaranteed Withdrawal Balance and Lifetime Income Amount immediately after a withdrawal are all equal to zero (see "Rider Fees" on page D-4, and "Termination," below).



If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and, Lifetime Income Amount (under Principal Plus for Life) values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and (under Principal Plus for Life) Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.



INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:



            - by any applicable Bonus if you take no withdrawals during certain Contract Years;



            - by any applicable "Step-up" to reflect certain increases in Contract Value; and



            - to reflect Additional Purchase Payments (see "Purchase Payments" above).



Bonuses, when applied, will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and (under Principal Plus for Life) the Lifetime Income Amount.



BONUSES. We will increase the Guaranteed Withdrawal
Balance on each Contract Anniversary during a Bonus Period if you take no withdrawals during the previous Contract Year. For these purposes, the Bonus Period under Principal Plus is the first 5 Contract Years. The initial Bonus Period under Principal Plus for Life is the first 10 Contract Years, or (for Contracts issued prior to May 1, 2007) each Contract Year up to the Contract Year in which the Covered Person attains age 80. For Principal Plus for Life Series Contracts issued on or after May 1, 2007, it is the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



Each time you qualify for a Bonus, we will increase the Guaranteed Withdrawal
Balance:



      - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-up the Guaranteed Withdrawal Balance and/or we did not previously Reset the Guaranteed Withdrawal Balance (see "Impact of Withdrawals" above); otherwise



      - by an amount equal to 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.



Each time we apply a Bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus. Under Principal Plus for Life, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.



Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount and the Lifetime Income Amount.



Step-ups. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance (including any Bonus) on that date, we will automatically Step-up the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we apply a Step-up, we also recalculate the Guaranteed Withdrawal Amount and the Lifetime Income Amount (with respect to Principal Plus for Life), and the Rider Fee (see "Fee for Principal Plus for Life"). The recalculated Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-up or 5% of the Guaranteed Withdrawal Balance value after the Step-up, and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-up or 5% of the Guaranteed Withdrawal Balance value after the Step-up. We also reserve the right to increase at the time of a Step-up the rate of the Rider fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Fee for Principal Plus for Life"). If you decline the Step-up, the fee rate will not be increased.



The Step-up Dates occur only while a Principal Plus or Principal Plus for Life Rider is in effect. Under Principal Plus and for Contracts issued with the Principal Plus for Life Rider before February 13, 2006, we schedule the Step-up Dates for every 3rd Contract Anniversary after the Contract Date (e.g. 3rd, 6th, 9th etc.), up to and including the 30th Contract Anniversary. Contracts issued with the Principal Plus for Life Rider on and after February 13, 2006 (may vary by state) contain an enhanced schedule of Step-up Dates. Under this enhanced schedule, after the 3rd, 6th and 9th Contract Anniversary after the Contract Date, Step-up Dates under Principal

Plus for Life include each succeeding Contract Anniversary on and after the 9th Contract Anniversary (i.e., the 10th, 11th, 12th, etc.) up to and including the Age 95 Contract Anniversary. (In Oregon, we limit the duration of Step-up Dates to a maximum of 50 Contract Years.)



If you purchased a Principal Plus for Life Rider without the enhanced schedule, we may have issued a special endorsement, in states where approved, after we issued your Contract. This special endorsement to the Principal Plus for Life Rider increases Step-up Dates to include each succeeding Contract Anniversary on and after the 9th Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, we will only schedule Step-up Dates under the original schedule.



Step-ups under Principal Plus. Under Principal Plus, you may elect to Step-up the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to the recalculated value within 30 days following each Step-up Date. Subject to state approval, however, we may issue a special endorsement to the Principal Plus Rider after we have issued the Contract. Under this special endorsement to the Principal Plus Rider, we will automatically increase the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value. In such cases, an affected Owner may decline the endorsement within 30 days of its issuance. If so, you will then need to elect a Step-up within 30 days of the respective Step-up Date if you choose to make it effective.



If you decline a scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance and the special endorsement to your Principal Plus Rider is in effect, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.



Step-ups under Principal Plus for Life. We will automatically increase (Step-up) the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we apply a Step-up, we will also recalculate the Guaranteed Withdrawal Amount, the Lifetime Income Amount, and the Rider Fee as described above. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up and the Lifetime Income Amount will equal the greater of the Lifetime Income Amount prior to the Step-up or 5% of the new Guaranteed Withdrawal Balance value after the Step-up. We also reserve the right to increase the rate of the Principal Plus for Life fee up to a maximum rate of 0.75%. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up (see "Rider Fees").



If you decline an automatic scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic Step-ups.



LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). Withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:



            -     pursuant to Code Section 72(q)(2)(D) or Section
                  72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59-1/2 Distributions"); or



            - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or



            - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59-1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor for further information.



Each withdrawal under our Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not, however, Reset your Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or the Lifetime Income Amount (with respect to Principal Plus for Life) if a withdrawal under our Life Expectancy Distribution program (based on our current understanding and interpretation of the tax law) causes total withdrawals during a Contract Year to exceed the Guaranteed

Withdrawal Amount or Lifetime Income Amount, as applicable, and all withdrawals during that year were under our Life Expectancy Distribution Program.



For Principal Plus, the Company's "Life Expectancy Amount" for each year is equal to the greater of:



            - the Contract Value as of the applicable date divided by the Owner's life expectancy; or

            - the Guaranteed Withdrawal Balance as of the applicable date divided by the Owner's life expectancy.



For purposes of these Life Expectancy Amount calculations, the Owner's life expectancy will be determined using the applicable mortality tables (Uniform Table, if allowable) approved by the Internal Revenue Service for such specific purpose under the latest guidance or regulations, as of September 30, 2003, issued under the relevant section of the Code referred to above.



In the future, the requirements under tax law for such distributions may change and the Life Expectancy Amount calculation provided under Principal Plus may not be sufficient to satisfy the requirement under tax law for these types of distributions. In such a situation, amounts withdrawn to satisfy such distribution requirements will exceed the Life Expectancy Amount and may result in a Reset of the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount. Please discuss these matters with your tax advisor for more information on Principal Plus.



We will not make any further withdrawals under our Life Expectancy Distribution program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero. If your Contract includes Principal Plus for Life, we will make distributions as part of the "Settlement Phase," however, if the Lifetime Income Amount is greater than zero and the Covered Person is living at that time. We designed our Life Expectancy Distribution Program to provide minimum lifetime distributions as described or as required under certain sections of the Code. Withdrawals under our automatic Life Expectancy Distribution program will not be treated as Excess Withdrawals and will not Reset the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount or (with respect to Principal Plus for Life) the Lifetime Income Amount.



SETTLEMENT PHASE. The Settlement Phase is when we will automatically begin making payments to you, should your Contract Value reduce to zero, subject to the conditions described herein. Under Principal Plus, the Settlement Phase begins if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero. Under Principal Plus for Life, the Settlement Phase begins if total withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and either the Guaranteed Withdrawal Balance or the Lifetime Income Amount immediately after the withdrawal is still greater than zero. During the Settlement Phase under either Rider, your Contract will continue but all other rights and benefits under the Contract, including death benefits and any additional Riders, terminate. We will not accept Additional Purchase Payments and we will not deduct any charge for either Rider during the Settlement Phase.



At the beginning of the Settlement Phase, you generally may choose an annual settlement payment amount that we will automatically pay to you. The settlement payment amount we permit you to choose varies, as described in the following sections.



Principal Plus Settlement Phase. At the beginning of Principal Plus's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Guaranteed Withdrawal Balance depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Guaranteed Withdrawal Balance, however, then the settlement payment for that Contract Year will be limited to the Guaranteed Withdrawal Balance. The settlement payments will be paid no less frequently than annually. If any Owner dies during Principal Plus's Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of Death Benefit" provision of this Prospectus.



This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and Principal Plus continues (as described in "Impact of Death Benefits," below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in Principal Plus's Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract described in the "Accumulation Period Provisions - Payment of death benefit" provision of this Prospectus.



Principal Plus for Life Settlement Phase. At the beginning of Principal Plus for Life's Settlement Phase, the settlement payment amount we permit you to choose varies:



            - You may choose an amount that is no greater than, or equal to, the Guaranteed Withdrawal Amount if the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. We reduce any remaining Guaranteed Withdrawal Balance each time we make a settlement payment, and automatically pay the settlement amount to you each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero. After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value. Keep in mind that in certain circumstances the Lifetime Income Amount may be less than the Guaranteed Withdrawal Amount, and under those circumstances your choice of an amount in excess of the Lifetime Income Amount could result in a reduction of the Lifetime Income Amount (see "Impact of Withdrawals").



            - You may choose to continue to receive distribution payments under the Life Expectancy Distribution program if the program is in effect under your Contract and the Guaranteed Withdrawal Balance is greater than zero at the beginning of the Settlement Phase. If you do, we will reduce any remaining Guaranteed Withdrawal Balance each time we make a distribution payment and automatically make distribution payments each Contract Year while the Covered Person is alive until the Guaranteed Withdrawal Balance reduces to zero (see "Life Expectancy Distribution Program"). After that, we will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to any remaining Lifetime Income Amount value.



            - We will make settlement payments to you each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount if there is no remaining Guaranteed Withdrawal Balance at the beginning of the Settlement Phase. If the Covered Person is alive when the Guaranteed Withdrawal Balance is depleted, we will continue to make settlement payments each Contract Year during the Covered Person's lifetime in an amount that is equal to the Lifetime Income Amount.



            - After the Lifetime Income Date, if you choose to receive a settlement payment that is in excess of the Lifetime Income Amount, we will recalculate the Lifetime Income Amount in the same manner as a withdrawal that exceeds the Lifetime Income Amount (see "Impact of Withdrawals" above). We do not recalculate the Lifetime Income Amount, however, if you receive distribution payments under the Life Expectancy Distribution program.



Impact of Death Benefits. If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, Principal Plus and Principal Plus for Life will end if the Beneficiary takes the death benefit provided under the terms of the Contract as a lump sum under our current administrative procedures.



Continuation of Principal Plus. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:



IF THE BENEFICIARY IS:                 THEN PRINCIPAL PLUS:
---------------------------------      ---------------------------------------------------------------------------------------------
1.           The deceased Owner's      -  Continues if the Guaranteed Withdrawal Balance is greater than zero.
             spouse
                                       -  Within 30 days following the date we determine the death benefit under the
                                          Contract, provides the Beneficiary with an option to elect to Step-Up the
                                          Guaranteed Withdrawal Balance if the death benefit on the date of determination is greater than the Guaranteed Withdrawal Balance.
                                       -  Enters the Settlement Phase if a withdrawal would deplete the Contract
                                          Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts in excess of both the Guaranteed Withdrawal Amount and the Life Expectancy Distributions. In such cases, the Guaranteed Withdrawal
                                          Balance may be automatically Reset, thereby possibly reducing the
                                          Guaranteed Minimum Withdrawal Benefit provided under this Rider).
                                       -  Continues to impose the Principal Plus fee.
                                       -  Continues to be eligible for any remaining Bonuses and Step-Ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-Up Dates will also be measured beginning from the death benefit determination date but the latest Step-Up Date will be no later than the 30th Contract Anniversary after the Contract Date.
2.           Not the deceased          -  Continues in the same manner as above, except that Principal Plus does not continue to be
             Owner's spouse               eligible for any remaining Bonuses and Step-Ups, other than the initial Step-Up of the
                                          Guaranteed Withdrawal Balance to equal the death benefit, if greater than the
                                          Guaranteed Withdrawal Balance prior to the death benefit.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus continues, we will determine the Adjusted Guaranteed Withdrawal Balance and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Continuation of Principal Plus for Life. If the Beneficiary elects not to take the death benefit as a lump sum, the following will apply:

IF THE DECEASED OWNER IS:   THEN PRINCIPAL PLUS FOR LIFE:
-------------------------   --------------------------------------------------------------------------------------------------------
1.     The Covered Person   -   Does not continue with respect to the Lifetime Income Amount, but continues with respect to the
       and the                  Guaranteed Withdrawal Amount if the death benefit or the Guaranteed Withdrawal Balance is greater
       Beneficiary is the       than zero.  We will automatically Step-up the Guaranteed Withdrawal Balance to equal the initial
       deceased Owner's         death benefit we determine, if greater than the Guaranteed Withdrawal Balance prior to the death
       spouse                   benefit.
                            -   Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the
                                Guaranteed Withdrawal Balance is still greater than zero.
                            -   Continues to impose the Principal Plus for Life fee.
                            -   Continues to be eligible for any remaining Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. We will permit the spouse to opt out of the initial death benefit
                                Step-up, if any, and any future Step-ups if we increase the rate of the Principal Plus for Life fee at that time.

2.     The Covered Person   -   Continues in the same manner as 1, except that Principal Plus for Life does not continue to be
       and the                  eligible for any remaining Bonuses and Step-ups, other than the initial Step-up of the Guaranteed
       Beneficiary is not       Withdrawal Balance to equal the death benefit, if greater than the Guaranteed Withdrawal Balance
       the deceased             prior to the death benefit.  We will permit the Beneficiary to opt out of the initial death benefit
       Owner's spouse           Step-up, if any, if we increase the rate of the Principal Plus for Life fee at that time.

3.     Not the Covered      -   Continues in the same manner as 1, except that Principal Plus for Life continues with respect to the
       Person and the           Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined
       Beneficiary is the       prior to the payment of any portion of the death benefit, we will determine the initial Lifetime
       deceased Owner's         Income Amount on an anniversary of the date we determine the death benefit after the Covered Person
       spouse                   has reached age 59-1/2.

4.     Not the Covered      -   Continues in the same manner as 1, except that Principal Plus for Life continues with respect to the
       Person and the           Lifetime Income Amount for the Beneficiary. If the Lifetime Income Amount has not been determined
       Beneficiary is not       prior to the payment of any portion of the death benefit, we will determine the initial Lifetime
       the deceased             Income Amount on an anniversary of the date we determine the death benefit after the Covered Person
       Owner's spouse           has reached age 59-1/2.
                            -   In this case, Principal Plus for Life does not continue to be eligible for any remaining
                                Bonuses and Step-ups, other than the initial Step-up of the Guaranteed Withdrawal Balance to equal the death benefit, if greater than the Guaranteed Withdrawal Balance prior to the death benefit. We will permit the Beneficiary to opt out of the initial death benefit Step-up, if any, if we increase the rate of the Principal Plus for Life fee at that time.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and Principal Plus for Life continues, we will determine the Adjusted Guaranteed Withdrawal Balance and the fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Plus or Principal Plus for Life Rider. Under the Principal Plus for Life Rider, we reduce the Lifetime Income Amount to zero if the Covered Person dies during the Settlement Phase. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



TERMINATION. You may not terminate either the Principal Plus or the Principal Plus for Life Rider once it is in effect. The respective Rider terminates automatically, however, upon the earliest of:



            - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or



            - under Principal Plus, the date the Guaranteed Withdrawal Balance depletes to zero; or



            - under Principal Plus for Life, the date the Contract Value, the Guaranteed Withdrawal Balance and the Lifetime Income Amount all equal zero; or



            -     under Principal Plus, the Maturity Date; or



            - under Principal Plus for Life, the date an Annuity Option begins; or



            -     termination of the Contract.

We impose an additional annual fee for a Principal Plus or Principal Plus for Life Rider to a Contract. Under Principal Plus for Life, the Covered Person must attain age 65 (59-1/2 for Principal Plus for Life Riders issued on or after March 12, 2007) and remain living for you to receive certain benefits. Furthermore, these Riders limit the Investment Options otherwise available under the Contract, contain age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provide no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described elsewhere in the Prospectus.



EXAMPLES. We provide hypothetical examples that illustrate the benefits under the Principal Plus and Principal Plus for Life Riders at the end of this Appendix.



Principal Plus for Life Plus Automatic Annual Step-up



This version of the Principal Plus for Life optional benefit Rider is the same as the Principal Plus for Life optional benefit Rider, except that it provides annual "Step-up Dates" and we charge a different fee (see "Rider Fees" above). Please refer to the description of Principal Plus for Life, above, for a general overview of this Rider.



IMPACT OF WITHDRAWALS. Please refer to the description of Principal Plus for Life, above, for information on the impact of withdrawals on the Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount.



If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset Guaranteed Withdrawal Balance, Guaranteed Withdrawal Amount and Lifetime Income Amount values to reflect reductions that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed below the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount and Lifetime Income Amount values. Withdrawals in excess of the Lifetime Income Amount may reduce or eliminate future Lifetime Income Amount values.



INCREASES IN THE GUARANTEED WITHDRAWAL BALANCE. We will increase the Guaranteed Withdrawal Balance:



            - by any applicable Bonus if you take no withdrawals during certain Contract Years;



            - by any applicable "Step-up" to reflect certain increases in Contract Value; and



            - to reflect Additional Purchase Payments (see "Purchase Payments" in "Description of the Contract - Accumulation Period Provisions").



BONUSES. We will increase the Guaranteed Withdrawal Balance on each Contract Anniversary during a Bonus Period if you take no withdrawals during the previous Contract Year. The initial Bonus Period under Principal Plus for Life Plus Automatic Annual Step-up is the first 10 Contract Years, or (for Contracts issued prior to May 1, 2007) each Contract Year up to the Contract Year in which the Covered Person attains age 80. For Contracts issued on or after May 1, 2007, it is the first 10 Contract Years. Each time a Step-up occurs, we will extend the Bonus Period to the lesser of: (a) 10 years from a Step-up Date; or (b) the Age 95 Contract Anniversary.



Each time you qualify for a Bonus, we will increase the Guaranteed Withdrawal
Balance:



      - by an amount equal to 5% of total Purchase Payments to the Contract if you did not previously Step-up the Guaranteed Withdrawal Balance and/or we did not previously Reset the Guaranteed Withdrawal Balance (see "Impact of Withdrawals" above); otherwise



      - by an amount equal to 5% of the Guaranteed Withdrawal Balance immediately after the latest Step-up or Reset, increased by any Purchase Payments received since such latest Step-up or Reset.



Each time we apply a Bonus to the Guaranteed Withdrawal Balance, we will also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the greater of the Guaranteed Withdrawal Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus. Under Principal Plus for Life, we will also recalculate the Lifetime Income Amount to equal the greater of the Lifetime Income Amount prior to the Bonus or 5% of the Guaranteed Withdrawal Balance after the Bonus.



STEP-UPS. If you elected this Rider, we will automatically increase ("Step-up") the Guaranteed Withdrawal Balance (including any Bonus) to equal the Contract Value on each Contract Anniversary starting with the first Contract Anniversary up to and including the Age 95 Contract Anniversary while the Rider is in effect, provided the Contract Value is greater than the Guaranteed Withdrawal Balance on that date (and provided you have not chosen to decline the Step-up as described under "Principal Plus for Life - Step-ups"). (In Oregon, we limit the maximum duration of Step-up Dates to 50 years.)



Each time we apply a Step-up, we will also recalculate the Guarantee Withdrawal Amount and the Lifetime Income Amount as described in "Principal Plus for Life - Step-ups" above. We also reserve the right to increase the rate of the Principal Plus for Life Plus Automatic Annual Step-up Rider fee up to a maximum rate of 1.20% of the adjusted Guaranteed Withdrawal Balance. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the automatic Step-up. If you decline the Step-up, the fee rate will not be increased. If you decline an automatic Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount and Lifetime Income Amount) within 30 days of subsequent annual Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance, we will thereafter resume automatic annual Step-ups.

We impose an additional annual fee for Step-ups, and we provide no assurance that your Contract Value will be sufficient on any Step-up Date to receive an increase in the guarantees we provide under a Principal Plus for Life Plus Automatic Annual Step-up Rider. The amount that may be provided by more frequent Step-up Dates under the Rider, may, over time, be more than offset by the additional fee associated with this Rider compared to the Principal Plus for Life Rider fee. Similar to Principal Plus for Life, this Rider limits the investment options otherwise available under the Contract, requires the Covered Person to attain age 65 (59-1/2 for Riders issued on or after March 12, 2007) and remain living for you to receive certain benefits, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described in the Prospectus.



EXAMPLES. We provide hypothetical examples that illustrate the benefits under the Principal Plus for Life Plus Automatic Annual Step-up Rider at the end of this Appendix.



PRINCIPAL RETURNS



Principal Returns Definitions



The following definitions apply to the Principal Returns Rider:


-


- AGE 65 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 65.



AGE 95 CONTRACT ANNIVERSARY means the Contract Anniversary on, or next following, the date the older Owner attains age 95.



FIRST YEAR PURCHASE PAYMENTS means the amount you pay for your Contract from the date the Rider goes into effect until the next following Contract Anniversary.



GUARANTEED WITHDRAWAL AMOUNT means:



      - The amount we guarantee to be available each Contract Year for withdrawal during the Accumulation Period until the Guaranteed Withdrawal Balance is depleted.



      - The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Guaranteed Withdrawal Balance.



      -     The maximum Guaranteed Withdrawal Amount at any time is $400,000.



GUARANTEED WITHDRAWAL BALANCE means:



      - The total amount we guarantee to be available for future periodic withdrawals during the Accumulation Period.



      - The initial Guaranteed Withdrawal Balance is equal to your initial Purchase Payment, up to the maximum Guaranteed Withdrawal Balance.



      -     The maximum Guaranteed Withdrawal Balance at any time is $5 million.



RESET means a reduction of the Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount if your annual withdrawals of Contract Value exceed the Guaranteed Withdrawal Amount.



STEP-UP means an increase in the Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount on certain anniversary dates to reflect market performance that exceeds previously calculated benefits. We use the term "withdrawal" to refer to amounts withdrawn, including any applicable withdrawal charges.



Step-up Date means the date on which we determine whether a Step-up could occur.



Description of the Principal Returns Rider



The optional Principal Returns Rider provides a guaranteed minimum withdrawal benefit during the Accumulation Period. In particular, the Rider guarantees the return of your Purchase Payments in the Contract, regardless of market performance, as long as you limit your withdrawals to a Guaranteed Withdrawal Amount each year, beginning on the date you purchase the Rider. In addition, when you purchase a Principal Returns Rider, we guarantee that your Contract Value at the end of the first 10 Contract Years will not be less than the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date, as long as you take no withdrawals of Contract Value during the first 10 Contract Years.



Although this Rider guarantees minimum annual withdrawal amounts, you may take withdrawals of any amount of Contract Value during your Contract's Accumulation Period. If you take withdrawals for more than the annual amounts permitted under the terms of the Principal Returns Rider, however, we may Reset the guaranteed minimum amounts. If you take withdrawals during the first 10 Contract Years, you will no longer be eligible for our tenth year Accumulation Benefit.

IMPACT OF PURCHASE PAYMENTS AND RESTRICTIONS ON PURCHASE PAYMENTS. We increase the total Guaranteed Withdrawal Balance by the amount of each Additional Purchase Payment we accept (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). In addition, we recalculate the Guaranteed Withdrawal Amount and (unless the recalculated amount is less than the Guaranteed Withdrawal Amount before the Additional Purchase Payment) increase it to equal the lesser of:



      - 8% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment; or



      - the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus an amount equal to 8% of the Purchase Payment.



Impact on Accumulation Benefit of Additional Purchase Payments during Contract Years Two through Ten. The Accumulation Benefit compares (a) your First Year Purchase Payments up to $5 million to (b) your Contract Value at the end of the first 10 Contract Years plus all fees paid for the Principal Returns Rider during that period. If you make any Additional Purchase Payments during Contract years two through ten, your Contract Value at the end of the period will reflect these investments. Therefore, these Additional Purchase Payments reduce your ability to recover investment losses, if any, on your First Year Purchase Payments through the Accumulation Benefit.



Please see "Accumulation Benefit" below for further details about this feature.



Restrictions on Purchase Payments for Contracts with the Principal Returns Rider. If you purchase the Principal Returns Rider, we restrict your ability to make Additional Purchase Payments to the Contract. You must obtain our prior approval if the Contract Value immediately following an Additional Purchase Payment would exceed $1 million. We do not permit Additional Purchase Payments during the Rider's "Settlement Phase." Other limitations on Additional Purchase Payments may vary by state.



Special Purchase Payment limits on "Non-Qualified" Contracts. If we issue your Contract other than in connection with an IRA or other tax-qualified retirement plan, we also impose the following limit on your ability to make Additional Purchase Payments:



      - on or after the first Contract Anniversary, without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000.



Special Purchase Payment limits on "Qualified" Contracts. If we issue your Contract in connection with a tax qualified retirement plan, including an IRA, we also impose additional limits on your ability to make Purchase Payments:



      - on and after the Age 65 Contract Anniversary (or after the first Contract Anniversary if we issued your Contract after you become Age
            65), without our prior approval, we will not accept an Additional Purchase Payment if your total payments after the first Contract Anniversary exceed $100,000;



      - for the year that you become age 70-1/2 and for any subsequent years, if we issue your Contract in connection with an IRA, we will only accept a Purchase Payment that qualifies as a "rollover contribution"; but



      -     we will not accept any Purchase Payment after the Owner becomes age
            81.



You should consult with a qualified tax advisor regarding your Rider for further information on tax rules affecting Qualified Contracts, including IRAs.



General right of refusal. We reserve the right to refuse to accept Additional Purchase Payments at any time after the first Contract Anniversary to the extent permitted in the state we issue your Contract. We do not reserve this right of refusal of additional payments before the Age 65 Contract Anniversary that are permitted to Contracts issued in connection with tax qualified retirement plans, including IRAs.



IMPACT OF WITHDRAWALS. We decrease the Guaranteed Withdrawal Balance each time you make a withdrawal. If your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount, we will decrease the Guaranteed Withdrawal Balance by the amount of the withdrawals. If a withdrawal causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount (or if total withdrawals during a Contract Year have already exceeded the Guaranteed Withdrawal Amount), we will automatically Reset the Guaranteed Withdrawal Balance to equal the lesser of:



            -     the Contract Value immediately after the withdrawal; or



            - the Guaranteed Withdrawal Balance immediately prior to the withdrawal minus the amount of the withdrawal.



Each time we Reset the Guaranteed Withdrawal Balance, we also recalculate the Guaranteed Withdrawal Amount. The Guaranteed Withdrawal Amount will equal the lesser of:



      -     the Guaranteed Withdrawal Amount prior to the withdrawal; or



      - 8% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance value.



In certain circumstances, however, we will not Reset the Guaranteed Withdrawal Balance and/or Guaranteed Withdrawal Amount, even where a withdrawal would exceed the Guaranteed Withdrawal Amount for a Contract Year. These involve withdrawals taken as "Life Expectancy Distributions" under an automatic distribution program provided by us (see "Life Expectancy Distribution Program" below).

We do not change your Guaranteed Withdrawal Amount when you make a withdrawal if your total withdrawals during a Contract Year are less than or equal to the Guaranteed Withdrawal Amount. If your withdrawals are less than the full Guaranteed Withdrawal Amount available in any Contract Year, the remaining Guaranteed Withdrawal Amount cannot be carried forward to the next Contract Year.



The Principal Returns Rider enters a "Settlement Phase" if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero (see "Settlement Phase" below). The Principal Returns Rider benefit terminates if the Contract Value and Guaranteed Withdrawal Balance immediately after a withdrawal are both equal to zero (see "Rider Fees" and "Termination").



If your annual withdrawals exceed the Guaranteed Withdrawal Amount, we will recalculate amounts we guarantee for future withdrawals. We may Reset (i.e., reduce) the Guaranteed Withdrawal Balance and Guaranteed Withdrawal Amount by amounts that exceed the amount of your withdrawals. A Reset also may reduce the total amount guaranteed to an amount less than the total of your Purchase Payments and may reduce or eliminate future Guaranteed Withdrawal Amount values.



LIFE EXPECTANCY DISTRIBUTION PROGRAM. You may request us in writing, in a form acceptable to us and received by us at our Annuities Service Center, to pay you withdrawals that we determine to be part of a series of substantially equal periodic payments over your "life expectancy" (or, if applicable, the joint life expectancy of you and your spouse). For purposes of the Principal Returns Rider, withdrawals under our Life Expectancy Distribution program are distributions within a calendar year that are intended to be paid to you:



      - pursuant to Code Section 72(q)(2)(D) or Section 72(t)(2)(A)(iv) upon the request of the Owner (we sometimes refer to these as "Pre-59-1/2 Distributions"); or



      - pursuant to Code Section 72(s)(2) upon the request of the Beneficiary (we sometimes refer to these as "Non-Qualified Death Benefit Stretch Distributions"); or



      - as required or contemplated by Code Section 401(a)(9), Section 403(b)(10), Section 408(b)(3), or Section 408A, as the case may be (we sometimes refer to these as "Qualified Death Benefit Stretch Distributions" or "Required Minimum Distributions").



Under our Life Expectancy Distribution program, each withdrawal will be in an amount that we determine to be your Contract's proportional share of all life expectancy distributions, based on information that you provide and our understanding of the Code. We reserve the right to make any changes we deem necessary to comply with the Code and Treasury Regulations.



We base our life expectancy calculations on our understanding and interpretation of the requirements under tax law applicable to Pre-59-1/2 Distributions, Required Minimum Distributions, Non-Qualified Death Benefit Stretch Distributions and Qualified Death Benefit Stretch Distributions. You should discuss these matters with your tax advisor prior to electing a Principal Returns Rider.



Each withdrawal under our automatic Life Expectancy Distribution program will reduce your Contract Value and your Guaranteed Withdrawal Balance. We will not make any further withdrawals under the program if both the Contract Value and the Guaranteed Withdrawal Balance are depleted to zero.



Withdrawals under the Life Expectancy Distribution program during your life expectancy (or joint life expectancy) will not be treated as a withdrawal in excess of the permitted Guaranteed Withdrawal Amount. This means that we will not Reset your Guaranteed Withdrawal Balance or Guaranteed Withdrawal Amount if a withdrawal under the program causes total withdrawals during a Contract Year to exceed the Guaranteed Withdrawal Amount and all withdrawals during that year were under our Life Expectancy Distribution program.



If you begin taking Life Expectancy Distributions during the first 10 Contract Years, you will no longer qualify for an Accumulation Benefit at your 10th Contract Anniversary.



Increases in Guaranteed Amounts under the Principal Returns Rider. We will increase the Guaranteed Withdrawal Balance:



      - to reflect Additional Purchase Payments (see "Impact of Purchase Payments and Restrictions on Purchase Payments" above); and



      -     by any applicable Step-up to reflect certain increases in Contract
            Value.



We will increase your Contract Value at the end of the first 10 Contract Years if:



      -     the Principal Returns Rider is in effect at that time; and



      -     you did not make any withdrawals during the first 10 Contract Years.

We describe how we calculate and apply the increase in the "Accumulation Benefit" paragraph, below.



Step-ups will increase the Guaranteed Withdrawal Balance and may increase the Guaranteed Withdrawal Amount



STEP-UPS. If the Contract Value on any Step-up Date is greater than the Guaranteed Withdrawal Balance on that date, we will recalculate the Guaranteed Withdrawal Balance to equal the Contract Value (subject to the maximum Guaranteed Withdrawal Balance limit of $5 million). Each time we recalculate a Step-up, we also recalculate the Guaranteed Withdrawal Amount. The recalculated Guaranteed Withdrawal Amount will equal the greater of the current Guaranteed Withdrawal Amount or 8% of the new Guaranteed Withdrawal Balance.



The Step-up Dates occur only while the Principal Returns Rider is in effect. We schedule the Step-up Dates for the 3rd, 6th and 9th Contract Anniversary after the Contract Date. After the 9th Contract Anniversary, we increase the schedule of Step-up Dates to include each succeeding Contract Anniversary (e.g., the 10th, 11th, 12th etc.) up to and including the Age 95 Contract Anniversary. On a Step-up Date, we will automatically increase the Guaranteed Withdrawal Balance (and Guaranteed Withdrawal Amount, if applicable) to equal a higher recalculated value.



We reserve the right to increase the rate of the fee on any Step-up Date, up to a maximum rate of .95%. Even if we do not increase the rate of the fee, however, each time a Step-up goes into effect the dollar amount of the Rider fee will increase to reflect the stepped-up Guaranteed Withdrawal Balance value. If we decide to increase the rate at the time of a Step-up, you will receive advance notice and be given the opportunity of no less than 30 days to decline the Step-up (see "Rider Fees").



If you decline a scheduled Step-up, you will have the option to elect to Step-up the Guaranteed Withdrawal Balance (as well as the Guaranteed Withdrawal Amount) within 30 days of subsequent Step-up Dates. If you decide to Step-up the Guaranteed Withdrawal Balance at that time, we will thereafter resume automatic Step-ups on each succeeding Step-up Date.



Accumulation Benefit(not available in Washington). When you purchase the Principal Returns Rider, we guarantee that, as long as you take no withdrawals during the first 10 Contract Years, your Contract Value at the end of this period will equal the greater of (a) the amount of your First Year Purchase Payments up to $5 million or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date.



If you qualify, we will determine an Accumulation Benefit on your 10th Contract Anniversary and add it to your Contract Value. We will apply the Accumulation Benefit, if any, to each Investment Option in the same proportion that the value of Investment Accounts of each Investment Option bears to the Contract Value.



You should consider your liquidity needs during the first 10 Contract Years before purchasing a Principal Returns Rider. You will not be eligible for an Accumulation Benefit if you take a partial withdrawal of Contract Value, including any required minimum distribution from a Qualified Contract or any withdrawal of death benefit proceeds, during the first 10 Contract Years.



SETTLEMENT PHASE. We automatically make settlement payments during the "Settlement Phase" under the Principal Returns Rider. The Settlement Phase begins if withdrawals during the Contract Year are equal to or less than the Guaranteed Withdrawal Amount, the Contract Value reduces to zero and the Guaranteed Withdrawal Balance immediately after the withdrawal is still greater than zero.



At the beginning of the Principal Returns Rider's Settlement Phase, you may choose settlement payments that total an amount no greater than the Guaranteed Withdrawal Amount, or Life Expectancy Distributions if applicable, to be paid to you automatically each Contract Year until the Guaranteed Withdrawal Balance depletes to zero (see "Life Expectancy Distribution Program"). If the Guaranteed Withdrawal Amount or the Life Expectancy Distribution, if applicable, for a Contract Year exceeds the Guaranteed Withdrawal Balance, however, then the settlement payment for that Contract Year will be limited to the Guaranteed Withdrawal Balance. The settlement payments will be paid no less frequently than annually. If any Owner dies during the Settlement Phase, remaining settlement payments will be paid to the Beneficiary and are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in "Accumulation Period Provisions - Death Benefit During Accumulation Period."


 This provision is also applicable if the Beneficiary does not take the death benefit as a lump sum under our current administrative procedures and the Principal Returns Rider continues (as described in "Impact of Death Benefits" below) and death benefit distributions deplete the death benefit to zero. When this occurs, settlement payments made in the Settlement Phase are subject to the distribution provisions of the "Death Benefit Before Maturity Date" section of the Contract, described in the "Accumulation Period Provisions - Death Benefit During Accumulation Period" provision of the Prospectus.



Impact of Death Benefits If a death benefit becomes payable during the Accumulation Period but before the Settlement Phase, the Principal Returns Rider will end if the Beneficiary takes the death benefit as a lump sum under our current administrative procedures.



Continuation of the Principal Returns Rider. If the Beneficiary elects not to take the death benefit as a lump sum, then the Principal Returns Rider:



      -     Continues if the Guaranteed Withdrawal Balance is greater than zero.

      - Steps-up the Guaranteed Withdrawal Balance to equal the death benefit if the death benefit on the date of determination is greater than the Guaranteed Withdrawal Balance.



      - Enters the Settlement Phase if a withdrawal would deplete the Contract Value to zero, and the Guaranteed Withdrawal Balance is still greater than zero. (Death benefit distributions will be treated as withdrawals. Some methods of death benefit distribution may result in distribution amounts that exceed the Guaranteed Withdrawal Amount and the Life Expectancy Distribution amount. In such cases, we may Reset the Guaranteed Withdrawal Balance, and reduce the Guaranteed Minimum Withdrawal Benefit provided under this Rider).



      -     Continues to impose the Rider fee.



      - Continues to be eligible for any remaining Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. Remaining eligible Step-up Dates will also be measured beginning from the death benefit determination date.



      - Ends any remaining Step-ups on the Age 95 Contract Anniversary date based on the date the deceased owner would have attained age 95, unless the Beneficiary is older than the deceased owner. If so, any remaining Step-ups end on the Age 95 Contract Anniversary date based on the birthdate of the Beneficiary.



If the Beneficiary does not take the death benefit as a lump sum under the terms of the Contract and the Principal Returns Rider continues, we will determine an Adjusted Guaranteed Withdrawal Balance and the annual Rider fee based on the date we determine the death benefit, and anniversaries of that date, instead of the initial Contract Anniversary date.



Death benefits during the Settlement Phase. If you die during the Settlement Phase, the only death benefits we provide are the remaining settlement payments that may become due under the Principal Returns Rider. If the Beneficiary is the deceased Owner's spouse, the surviving spouse may choose the amount of the settlement payments up to the Guaranteed Withdrawal Amount. If the Beneficiary is not the deceased Owner's spouse, the Beneficiary may choose to receive any remaining settlement payments over a period not extending beyond the life expectancy of the Beneficiary beginning within one year of the Owner's death. Otherwise, the entire interest must be distributed within five years of the Owner's death.



ADDITIONAL ANNUITY OPTION FOR CONTRACTS WITH A PRINCIPAL RETURNS RIDER. Please see "Pay-Out Period Provisions" on page 50 for a description of Annuity Options available under a Contract.



TAX CONSIDERATIONS. Please see "VII. Federal Tax Matters" on page 66 for information on tax considerations related to optional benefit Riders.



TERMINATION. You may not terminate the Principal Returns Rider once it is in effect. The Rider terminates, automatically, however, upon the earliest of:



      - the date a death benefit is payable and the Beneficiary takes the death benefit as a lump sum under the terms of the Contract; or



      - the date the Guaranteed Withdrawal Balance and the Contract Value both deplete to zero; or



      -     the date an Annuity Option under the Contract begins; or



      - the date a new guaranteed minimum withdrawal benefit Rider becomes effective under any upgrade program that we may make available in the future; or



      -     termination of the Contract.



We impose an additional annual fee for the Principal Returns Rider. Furthermore, the Rider limits the Investment Options otherwise available under the Contract, contains age caps and limitations on a Contract Owner's rights and benefits at certain ages and values, and provides no guaranteed withdrawal benefits once payments begin under any of the Annuity Options described elsewhere in the Prospectus.

EXAMPLES OF GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDERS



The following examples provide hypothetical illustrations of the benefits provided under the Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up and Principal Returns optional benefit Riders. These illustrations are not representative of future performance under your Contract, which may be higher or lower than the amounts shown.



EXAMPLES 1A, 1B, 1C AND 1D ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE OPTIONAL BENEFIT RIDER.



EXAMPLE 1A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS.



CONTRACTS ISSUED ON OR AFTER JANUARY 17, 2008. Assume a single Purchase Payment of $100,000 at Covered Person's age 49-1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.



                   PURCHASE    LIFETIME INCOME    WITHDRAWAL      BONUS      BENEFIT BASE ON CONTRACT
CONTRACT YEAR     PAYMENTS         AMOUNT           TAKEN                       ANNIVERSARY
--------------    ---------    ---------------    ----------    ---------    -------------------------
 At issue         $ 100,000          N/A          $    0        $      0     $       100,000(1)
     1                0              N/A               0           7,000(2)          107,000(3)
     2                0              N/A               0           7,000             114,000
     3                0              N/A               0           7,000             121,000
     4                0              N/A               0           7,000             128,000
     5                0              N/A               0           7,000             135,000
     6                0              N/A               0           7,000             142,000
     7                0              N/A               0           7,000             149,000
     8                0              N/A               0           7,000             156,000
     9                0              N/A               0           7,000             163,000
    10                0              N/A               0           7,000             170,000
    11                0        $   8,500(4)        8,500               0             170,000
    12                0            8,500           8,500               0             170,000
    13                0            8,500           8,500               0             170,000
    14                0            8,500           8,500               0             170,000
    15                0            8,500           8,500               0             170,000
    20                0            8,500           8,500               0             170,000



(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 59-1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $170,000 = $8,500).

CONTRACTS ISSUED PRIOR TO JANUARY 17, 2008 OR IN NEW YORK. Assume a single Purchase Payment of $100,000 at Covered Person's age 51, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 20 years from issue.



                                                                                            BENEFIT BASE ON
                                         LIFETIME INCOME                                        CONTRACT
   CONTRACT YEAR     PURCHASE PAYMENTS       AMOUNT        WITHDRAWAL TAKEN      BONUS        ANNIVERSARY
---------------     ------------------   ---------------   ----------------   -----------   ----------------
     At issue       $     100,000              N/A         $      0           $        0    $     100,000(1)
         1                      0              N/A                0                6,000(2)       106,000(3)
         2                      0              N/A                0                6,000          112,000
         3                      0              N/A                0                6,000          118,000
         4                      0              N/A                0                6,000          124,000
         5                      0              N/A                0                6,000          130,000
         6                      0              N/A                0                6,000          136,000
         7                      0              N/A                0                6,000          142,000
         8                      0              N/A                0                6,000          148,000
         9                      0              N/A                0                6,000          154,000
        10          $           0              N/A                0                6,000          160,000
        11                      0        $   8,000(4)         8,000                    0          160,000
        12                      0            8,000            8,000                    0          160,000
        13                      0            8,000            8,000                    0          160,000
        14                      0            8,000            8,000                    0          160,000
        15                      0            8,000            8,000                    0          160,000
        20                      0            8,000            8,000                    0          160,000


----------
(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person attains age 59-1/2. The Lifetime Income Amount is initially equal to 5% of the Benefit Base at that time (.05 x $160,000 = $8,000).


EXAMPLE 1B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.



                                                                                                                    LIFETIME INCOME
                                           BENEFIT BASE      LIFETIME INCOME                       BENEFIT BASE ON      AMOUNT ON
                                              AFTER            AMOUNT AFTER                           CONTRACT          CONTRACT
   CONTRACT YEAR    PURCHASE PAYMENTS    PURCHASE PAYMENT    PURCHASE PAYMENT   WITHDRAWAL TAKEN    ANNIVERSARY       ANNIVERSARY
----------------   ------------------   -----------------   -----------------   ----------------   ---------------   --------------
     At issue      $    100,000         $   100,000         $    5,000                     --      $      100,000    $       5,000
         1               10,000(1)          110,000(1)           5,500(1)       $       5,500             110,000            5,500
         2               10,000(2)          114,500(2)           5,725(2)               5,725             114,500            5,725


----------


(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,500) = $114,500) The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 1C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59-1/2, no Additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no bonuses. The Benefit Base steps-up at the end of Contract Years 1, 2 and 3.



                                                                           HYPOTHETICAL
                                                                         CONTRACT VALUE ON
                                 LIFETIME INCOME                             CONTRACT         BENEFIT BASE ON
                    PURCHASE       AMOUNT AFTER                          ANNIVERSARY PRIOR        CONTRACT
 CONTRACT YEAR      PAYMENTS     PURCHASE PAYMENT    WITHDRAWAL TAKEN      TO RIDER FEE         ANNIVERSARY
----------------   ----------   -----------------   ----------------    -------------------   ----------------
     At issue      $  100,000              --                  --                   --        $     100,000
         1                  0   $       5,000       $       5,000       $      102,000              102,000(1)
         2                  0           5,100(1)            5,100(1)            103,51(4)           103,514
         3                  0           5,176               5,176              105,020              105,020
         4                  0           5,251               5,251               94,013(2)           105,020(2)
         5                  0           5,251               5,251               78,793              105,020



----------
(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Benefit Bas e of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $102,000 = $5,100).



(2) At the end of Contract Year 4, the Contract Value in this example, $94,013 is less than the Benefit Base of $105,020. The Benefit Base will remain at $105,020.



EXAMPLE 1D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60 (61 in New York), Additional Purchase Payments in years 2, 13 and 15, an Excess Withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.



                   LIFETIME INCOME                                    HYPOTHETICAL
                    AMOUNT BEFORE     PURCHASE                          CONTRACT                     LIFETIME INCOME
  CONTRACT YEAR     TRANSACTION       PAYMENTS    WITHDRAWAL TAKEN       VALUE        BENEFIT BASE        AMOUNT
--------------    ----------------   ----------   ----------------   -------------   -------------   ---------------
     At issue                        $ 100,000    $        --        $    100,000    $    100,000    $      5,000
         1        $      5,000               0         10,000(1)           85,000          85,000(1)        4,250(1)
         2               4,250          10,000(2)           0              93,500          95,000(2)        4,750(2)
        12               4,750               0              0             120,000         120,000           6,000
        13               6,000          10,000(3)           0             130,000         130,000(3)        6,500(3)
        14               6,500               0          6,500             123,500         130,000           6,500
        15               6,500          10,000(4)           0             130,000         133,500(4)        6,675(4)
        16               6,675               0              0             125,000         133,500           6,675


----------

(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $5,000. The Benefit Base will be Reset to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will Reset to 5% of the new Benefit Base (.05 x $85,000 = $4,250).




(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the Reset of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .05 x $95,000 = $4,750.



(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .05 x $130,000 = $6,500.



(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,500 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Purchase Payment. The new Benefit Base equals $133,500 ($130,000 + $10,000 - $6,500). The new Lifetime Income Amount is .05 x $133,500 = $6,675.

EXAMPLES 2A, 2B, 2C AND 2D ILLUSTRATE THE BASIC OPERATION OF THE INCOME PLUS FOR LIFE - JOINT LIFE OPTIONAL BENEFIT RIDER.



EXAMPLE 2A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING FOR WITHDRAWALS.



CONTRACTS ISSUED ON OR AFTER JANUARY 17, 2008. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 49-1/2, no additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.



                                                                                    BENEFIT BASE ON
                       PURCHASE    LIFETIME INCOME                                     CONTRACT
   CONTRACT YEAR       PAYMENTS        AMOUNT        WITHDRAWAL TAKEN     BONUS       ANNIVERSARY
------------------   -----------   ---------------   ---------------    ---------   ---------------
     At issue        $   100,000            N/A      $           0      $      0    $     100,000(1)
         1                     0            N/A                  0         7,000(2)       107,000(3)
         2                     0            N/A                  0         7,000          114,000
         3                     0            N/A                  0         7,000          121,000
         4                     0            N/A                  0         7,000          128,000
         5                     0            N/A                  0         7,000          135,000
         6                     0            N/A                  0         7,000          142,000
         7                     0            N/A                  0         7,000          149,000
         8                     0            N/A                  0         7,000          156,000
         9                     0            N/A                  0         7,000          163,000
        10                     0            N/A                  0         7,000          170,000
        11                     0   $      8,075(4)           8,075             0          170,000
        12                     0          8,075              8,075             0          170,000
        13                     0          8,075              8,075             0          170,000
        14                     0          8,075              8,075             0          170,000
        15                     0          8,075              8,075             0          170,000
        20                     0          8,075              8,075             0          170,000


----------
(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.

(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 7% of the total Purchase Payments to date (.07 x $100,000 = $7,000).

(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $7,000 = $107,000).

(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 59-1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $170,000 = $8,075)

CONTRACTS ISSUED PRIOR TO JANUARY 17, 2008. Assume a single Purchase Payment of $100,000 at the youngest Covered Person's age 49-1/2, no Additional Purchase Payments are made, and withdrawals equal to the Lifetime Income Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Benefit Base at the eligible Step-up Dates, so there is no Step-up and at least one of the Covered Persons survives at least 20 years from issue.



                                                                                               BENEFIT BASE ON
                                          LIFETIME INCOME                                         CONTRACT
  CONTRACT YEAR       PURCHASE PAYMENTS       AMOUNT         WITHDRAWAL TAKEN       BONUS        ANNIVERSARY
-------------------  ------------------  -----------------  ------------------  ------------  ----------------
    At issue         $     100,000                 N/A      $          0        $        0    $    100,000(1)
        1                        0                 N/A                 0            6,0002         106,000(3)
        2                        0                 N/A                 0             6,000         112,000
        3                        0                 N/A                 0             6,000         118,000
        4                        0                 N/A                 0             6,000         124,000
        5                        0                 N/A                 0             6,000         130,000
        6                        0                 N/A                 0             6,000         136,000
        7                        0                 N/A                 0             6,000         142,000
        8                        0                 N/A                 0             6,000         148,000
        9                        0                 N/A                 0             6,000         154,000
       10                        0                 N/A                 0             6,000         160,000
       11                        0       $       7,600(4)          7,600                 0         160,000
       12                        0               7,600             7,600                 0         160,000
       13                        0               7,600             7,600                 0         160,000
       14                        0               7,600             7,600                 0         160,000
       15                        0               7,600             7,600                 0         160,000
       20                        0               7,600             7,600                 0         160,000



(1) The initial Benefit Base is equal to the initial payment of $100,000. The Benefit Base is used to determine the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Benefit Base. The Bonus amount is equal to 6% of the total Purchase Payments to date (.06 x $100,000 = $6,000).



(3) Following a Bonus, the Benefit Base is recalculated. The new Benefit Base is equal to the Benefit Base before the Bonus increased by the amount of the Bonus ($100,000 + $6,000 = $106,000).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the youngest Covered Person's attains age 59-1/2. The Lifetime Income Amount is initially equal to 4.75% of the Benefit Base at that time (.0475 x $160,000 = $7,600).



EXAMPLE 2B. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at youngest Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.



                                                        LIFETIME INCOME                                      LIFETIME
                                                          AMOUNT AFTER                   BENEFIT BASE ON   INCOME AMOUNT
  CONTRACT                         BENEFIT BASE AFTER       PURCHASE       WITHDRAWAL       CONTRACT       ON CONTRACT
    YEAR       PURCHASE PAYMENTS    PURCHASE PAYMENT        PAYMENT          TAKEN         ANNIVERSARY      ANNIVERSARY
------------  ------------------  --------------------  ----------------  ------------  ----------------  ---------------
  At issue    $     100,000       $      100,000        $     4,750               --    $    100,000      $     5,000
      1              10,000(1)           110,000(1)           5,225(1)     $   5,225         110,000            5,225
      2              10,000(2)           114,775(2)           5,452(2)         5,452         114,775            5,452



(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $110,000 = $5,225).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Since there was a withdrawal prior to this payment and after the last recalculation of the Benefit Base, the Benefit Base is increased by the excess of the Purchase Payment over the previous withdrawals ($110,000 + ($10,000 - $5,225) = $114,775). The Lifetime Income Amount is calculated as 4.75% of the Benefit Base immediately after the Purchase Payment (.0475 x $114,775 = $5,451.81).

EXAMPLE 2C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59-1/2 of the youngest Covered Person, no Additional Purchase Payments are made, withdrawals equal to the Lifetime Income Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Benefit Base Steps-up at the end of Contract Years 1, 2 and 3.



                                                                         HYPOTHETICAL
                                                                       CONTRACT VALUE ON
                                   LIFETIME INCOME                        CONTRACT
                                    AMOUNT AFTER                         ANNIVERSARY         BENEFIT BASE ON
CONTRACT YEAR  PURCHASE PAYMENTS  PURCHASE PAYMENT  WITHDRAWAL TAKEN  PRIOR TO RIDER FEE   CONTRACT ANNIVERSARY
-------------  -----------------  ----------------  ----------------  ------------------  ---------------------
   At issue    $     100,000               --                --                  --       $      100,000
      1                    0      $     4,750       $     4,750       $     102,250              102,250
      2                    0            4,857(1)          4,857(1)          104,025              104,025(1)
      3                    0            4,941             4,941             105,800              105,800
      4                    0            5,026             5,026              94,977(2)           105,800(2)
      5                    0            5,026             5,026              79,882              105,800



(1) At the end of Contract Year 1, the Contract Value in this example, $102,250 is greater than the Benefit Base of $100,000. The Benefit Base will Step-up to equal the Contract Value of $102,000. The Lifetime Income Amount will equal 5% of the new Benefit Base (.0475 x $102,000 = $4,856.88).



(2) At the end of Contract Year 4, the Contract Value in this example, $94,977 is less than the Benefit Base of $105,800. The Benefit Base will remain at $105,800.



EXAMPLE 2D. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS AND THE IMPACT OF WITHDRAWALS ON SUBSEQUENT PAYMENTS APPLIED TO THE BENEFIT BASE. Assume an initial Purchase Payment of $100,000 at age 60 (61 in New York), Additional Payments in years 2, 13 and 15, an excess withdrawal in year 1 and a withdrawal of the Lifetime Income Amount in year 14.



                LIFETIME INCOME                                HYPOTHETICAL
                 AMOUNT BEFORE    PURCHASE                       CONTRACT                  LIFETIME INCOME
CONTRACT MONTH    TRANSACTION     PAYMENTS   WITHDRAWAL TAKEN      VALUE     BENEFIT BASE      AMOUNT
--------------  ---------------  ----------  ----------------  ------------  ------------  ---------------
   At issue                      $ 100,000   $        --       $   100,000   $   100,000   $       4,750
       1        $    4,750               0       10,000(1)          85,000        85,000(1)        4,038(1)
       2             4,038          10,000(2)         0             93,500        95,000(2)        4,513(2)
      12             4,513               0            0            120,000       120,000           5,700
      13             5,700          10,000(3)         0            130,000       130,000(3)        6,175(3)
      14             6,175               0        6,175            123,825       130,000           6,175
      15             6,175          10,000(4)         0            130,000       133,825(4)        6,357(4)
      16             6,357               0            0            125,000       133,825           6,357



(1) The withdrawal of $10,000 exceeds the Lifetime Income Amount of $4,750. The Benefit Base will be Reset to equal the lesser of the Contract Value after the withdrawal ($85,000) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($100,000 - $10,000 = $90,000). The Lifetime Income Amount will Reset to 4.75% of the new Benefit Base (.0475 x $85,000 = $4,038).



(2) The Additional Purchase Payment of $10,000 in year 2 is the first Payment or Withdrawal since the Reset of the Benefit Base, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $95,000 ($85,000 + $10,000). The new Lifetime Income Amount is .0475 x $95,000 = $4,513.



(3) The Additional Purchase Payment of $10,000 in year 13 is the first Payment or Withdrawal since the Step-up of the Benefit Base at the end of year 12, so the entire $10,000 is added to the Benefit Base. The new Benefit Base equals $130,000 ($120,000 + $10,000). The new Lifetime Income Amount is .0475 x $130,000 = $6,175.



(4) The Additional Purchase Payment of $10,000 in year 15 is reduced by the $6,175 Withdrawal since the last increase of the Benefit Base in year 13 by an Additional Payment. The new Benefit Base equals $133,825 ($130,000 + $10,000 - $6,175). The new Lifetime Income Amount is .0475 x $133,825 =
      $6,357.

EXAMPLES 3A, 3B AND 3C ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS OPTIONAL BENEFIT RIDER.



EXAMPLE 3A. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken in each of the first 20 Contract Years and there are no Step-ups.



                                                                                         GUARANTEED WITHDRAWAL
                                    GUARANTEED WITHDRAWAL                                 BALANCE ON CONTRACT
CONTRACT YEAR   PURCHASE PAYMENTS           AMOUNT          WITHDRAWAL TAKEN   BONUS         ANNIVERSARY
-------------   -----------------   ---------------------   ----------------   -----     ---------------------
  At issue      $     100,000                    --         $         --       $  --     $       100,000(1)
      1                     0       $         5,000(1)             5,000           0(2)           95,000
      2                     0                 5,000                5,000(2)        0              90,000(3)
      3                     0                 5,000                5,000           0              85,000
      4                     0                 5,000                5,000           0              80,000
      5                     0                 5,000                5,000           0              75,000
     10                     0                 5,000                5,000           0              50,000
     20                     0                 5,000                5,000           0                   0(4)



(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000).



(2) In this example, withdrawals each year equal the Guaranteed Withdrawal Amount. There is no Bonus in any year that a withdrawal is taken.



(3) Since the withdrawal taken is equal to the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($95,000 - $5,000 = $90,000).



(4) In this example, withdrawals equal to the Guaranteed Withdrawal Amount were taken each year for 20 years. At the end of 20 years, the Guaranteed Withdrawal Balance is zero and the Rider will terminate.



EXAMPLE 3B. THIS EXAMPLE ILLUSTRATES THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000, an Additional Purchase Payment of $10,000 is made at the beginning of the Contract Year 2, a withdrawal equal to the Guaranteed Withdrawal Amount is taken in Contract Year 3, no withdrawals are taken in Contract Years 1, 2, 4, 5 (resulting in Bonuses in those years) and there are no Step-ups.



                                    GUARANTEED WITHDRAWAL                                    GUARANTEED WITHDRAWAL
                                    AMOUNT AFTER PURCHASE                                    BENEFIT ON CONTRACT
CONTRACT YEAR   PURCHASE PAYMENTS         PAYMENT           WITHDRAWAL TAKEN     BONUS            ANNIVERSARY
-------------   -----------------   ---------------------   ----------------   --------     ---------------------
  At issue      $     100,000       $           --                  --              --      $        100,000
     1                      0                5,000          $        0         $  5,000(1)           105,000(1)
     2                 10,000(B)             5,750(2)                0            5,500              120,500
     3                      0                6,025               6,025(3)             0(4)           114,475(3)
     4                      0                6,025                   0            5,500              119,975
     5                      0                6,025                   0            5,500              125,475



(1) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The new Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the bonus (.05 x $105,000 - $5,250).



(2) In this example, there is an Additional Purchase Payment at the beginning of the second Contract Year. Prior to that Purchase Payment the Guaranteed Withdrawal Amount is $5,250, see footnote A above. Following the Additional Purchase Payment, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 5% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment (.05 x ($105,000 + $10,000) = $5,750) or (b) the Guaranteed Withdrawal Amount immediately prior to the Purchase Payment plus 5% of the Purchase Payment ($5,250 + (.05 x $10,000)) = $5,750).



(3) In this example there is a withdrawal equal to the Guaranteed Withdrawal Amount $6,025 in year 3. Since this withdrawal does not exceed the Guaranteed Withdrawal Amount, the Guaranteed Withdrawal Balance is reduced by the amount of the withdrawal ($120,500 - $6,025 = $114,475).



(4)   No Bonus is payable in any year that a withdrawal is taken.

EXAMPLE 3C. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS AND EXCESS WITHDRAWALS. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, the Owner elects to Step-up the Guaranteed Withdrawal Balance at the end of Contract Year 3, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 (resulting in a Reset).



                             GUARANTEED WITHDRAWAL                   HYPOTHETICAL CONTRACT VALUE            GUARANTEED WITHDRAWAL
 CONTRACT      PURCHASE      AMOUNT AFTER PURCHASE     WITHDRAWAL      ON CONTRACT ANNIVERSARY               BALANCE ON CONTRACT
   YEAR        PAYMENTS           PAYMENT                 TAKEN           PRIOR TO FEE             BONUS          ANNIVERSARY
---------      ----------    ---------------------     ----------    ---------------------------   -----    ---------------------
 At issue      $  100,000                --                  --                     --                --    $          100,000
    1                   0    $        5,000            $  5,000      $         102,000             $   0                95,000
    2                   0             5,000               5,000                103,828                 0                90,000
    3                   0             5,000               5,000                105,781(1)              0               105,781(1)
    4                   0             5,289(2)            5,289                 94,946                 0               100,492
    5                   0             5,289              10,000(3)              79,898(3)              0                79,898(3)



(1) At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.



(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($5,000) or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289).



(3) At the end of year 5, there is a withdrawal of $10,000 which is greater than the Guaranteed Withdrawal Amount. Since this is an excess withdrawal, the Guaranteed Withdrawal Balance will be Reset to the lesser of (a) the Contract Value after the withdrawal ($79,898) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal ($100,492 - $10,000 = $90,492). Since the Guaranteed Withdrawal Balance was Reset, the Guaranteed Withdrawal Amount will be Reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($5,289) or (b) 5% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (.05 x $79,898 = $3,995).

EXAMPLES 4a, 4b, 4c AND 4d ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE OPTIONAL BENEFIT RIDER.



EXAMPLE 4a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49-1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.



                                                                                         GUARANTEED
                           GUARANTEED                                                WITHDRAWAL BALANCE
                PURCHASE   WITHDRAWAL  LIFETIME INCOME                                  ON CONTRACT
CONTRACT YEAR   PAYMENTS     AMOUNT        AMOUNT       WITHDRAWAL TAKEN   BONUS        ANNIVERSARY
-------------   ---------  ----------  ---------------  ----------------  ---------  ------------------
  At issue      $ 100,000      N/A           N/A        $        0        $    0     $     100,000(1)
      1                 0  $ 5,000(1)        N/A                 0         5,000(2)        105,000(3)
      2                 0    5,250(3)        N/A                 0         5,000           110,000
      3                 0    5,500           N/A                 0         5,000           115,000
      4                 0    5,750           N/A                 0         5,000           120,000
      5                 0    6,000           N/A                 0         5,000           125,000
      6                 0    6,250           N/A                 0         5,000           130,000
      7                 0    6,500           N/A                 0         5,000           135,000
      8                 0    6,750           N/A                 0         5,000           140,000
      9                 0    7,000           N/A                 0         5,000           145,000
     10                 0    7,250           N/A                 0         5,000           150,000
     11                 0    7,500     $   7,500(4)           7,500            0           142,500
     12                 0    7,500         7,500              7,500            0           135,000
     13                 0    7,500         7,500              7,500            0           127,500
     14                 0    7,500         7,500              7,500            0           120,000
     15                 0    7,500         7,500              7,500            0           112,500
     20                 0    7,500         7,500              7,500            0            75,000
     25                 0    7,500         7,500              7,500            0            37,500
     30                 0    7,500         7,500              7,500            0                 0
     31+                0        0         7,500              7,500            0                 0



(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount, the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).



(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the bonus (.05 x $105,000 = $5,250).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59-1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).



EXAMPLE 4b. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up.



                              BENEFIT BASE     LIFETIME INCOME                     BENEFIT BASE ON    LIFETIME INCOME
                 PURCHASE         AFTER         AMOUNT AFTER                          CONTRACT      AMOUNT ON CONTRACT
CONTRACT YEAR    PAYMENTS   PURCHASE PAYMENT  PURCHASE PAYMENT   WITHDRAWAL TAKEN    ANNIVERSARY        ANNIVERSARY
-------------  -----------  ----------------  -----------------  ----------------  ---------------  -------------------
  At issue     $100,000     $   100,000       $    5,000                   --       $  100,000      $      5,000
      1          10,000(1)      110,000(1)         5,500(1)      $      5,500          104,500             5,500
      2          10,000(2)      114,500(2)         5,725(2)             5,725          108,775             5,725



(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 4c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59-1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Year 3.



                                              LIFETIME                        HYPOTHETICAL
                             GUARANTEED       INCOME                        CONTRACT VALUE ON
                             WITHDRAWAL    AMOUNT AFTER                           CONTRACT            GUARANTEED
               PURCHASE    AMOUNT AFTER      PURCHASE                      ANNIVERSARY PRIOR TO  WITHDRAWAL BALANCE ON
CONTRACT YEAR  PAYMENTS  PURCHASE PAYMENT     PAYMENT    WITHDRAWAL TAKEN        RIDER FEE        CONTRACT ANNIVERSARY
-------------  --------  ----------------  ------------  ----------------  --------------------  ---------------------
   At issue    $100,000          --              --               --                   --        $     100,000
      1               0  $    5,000        $  5,000      $     5,000       $      102,000               95,000
      2               0       5,000           5,000            5,000              103,828               90,000
      3               0       5,000           5,000            5,000              105,781              105,781(1)
      4               0       5,289(2)        5,289(2)         5,289               94,946              100,492



(1) At the end of Contract Year 3, the Contract Value in this example, $105,781 is greater than the Guaranteed Withdrawal Balance ($90,000 - $5,000 = $85,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $105,781.



(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $105,781 = $5,289). The Lifetime Income Amount is also recalculated as the greater of (a) the Lifetime Income Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $107,881 = $5,289).



EXAMPLE 4d. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 2c, but with a withdrawal of $10,000 at the end of year 4.



                                             LIFETIME                         HYPOTHETICAL
                            GUARANTEED        INCOME                        CONTRACT VALUE ON
                            WITHDRAWAL     AMOUNT AFTER                          CONTRACT            GUARANTEED
               PURCHASE    AMOUNT AFTER      PURCHASE                      ANNIVERSARY PRIOR TO  WITHDRAWAL BALANCE ON
CONTRACT YEAR  PAYMENTS  PURCHASE PAYMENT     PAYMENT    WITHDRAWAL TAKEN        RIDER FEE       CONTRACT ANNIVERSARY
-------------  --------  ----------------  ------------  ----------------  --------------------  ---------------------
   At issue    $100,000           --              --               --                   --       $     100,000
      1               0  $     5,000       $   5,000     $      5,000      $       102,000              95,000
      2               0        5,000           5,000            5,000              103,828              90,000
      3               0        5,000           5,000            5,000              105,781             105,781
      4               0        5,289           5,289           10,000               90,235              90,235(1)
      5               0        4,512(1)        4,512(1)         4,512               76,319              85,723



(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,289. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($90,235) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,781 - $10,000 = $95,781). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $90,235 = $4,512).

EXAMPLES 5a, 5b, 5c AND 5d ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL PLUS FOR LIFE PLUS AUTOMATIC ANNUAL STEP-UPS OPTIONAL BENEFIT RIDER.



EXAMPLE 5a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING TO START WITHDRAWALS. Assume a single Purchase Payment of $100,000 at Covered Person's age 49-1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken beginning in year 11. Also assume that the Contract Value is less than the Guaranteed Withdrawal Balance at the eligible Step-up Dates, so there is no Step-up and the Covered Person survives at least 31 years from issue.



                                                                                        GUARANTEED
                          GUARANTEED                                                WITHDRAWAL BALANCE
               PURCHASE   WITHDRAWAL  LIFETIME INCOME                                  ON CONTRACT
CONTRACT YEAR  PAYMENTS     AMOUNT        AMOUNT       WITHDRAWAL TAKEN    BONUS       ANNIVERSARY
-------------  --------   ----------  ---------------  ---------------- ----------  ------------------
  At issue     $100,000       N/A           N/A        $         0       $    0     $    100,000(1)
      1               0   $ 5,000(1)        N/A                  0        5,000(2)       105,000(3)
      2               0     5,250(3)        N/A                  0        5,000          110,000
      3               0     5,500           N/A                  0        5,000          115,000
      4               0     5,750           N/A                  0        5,000          120,000
      5               0     6,000           N/A                  0        5,000          125,000
      6               0     6,250           N/A                  0        5,000          130,000
      7               0     6,500           N/A                  0        5,000          135,000
      8               0     6,750           N/A                  0        5,000          140,000
      9               0     7,000           N/A                  0        5,000          145,000
     10               0     7,250           N/A                  0        5,000          150,000
     11               0     7,500     $   7,500(4)           7,500            0          142,500
     12               0     7,500         7,500              7,500            0          135,000
     13               0     7,500         7,500              7,500            0          127,500
     14               0     7,500         7,500              7,500            0          120,000
     15               0     7,500         7,500              7,500            0          112,500
     20               0     7,500         7,500              7,500            0           75,000
     25               0     7,500         7,500              7,500            0           37,500
     30               0     7,500         7,500              7,500            0                0
     31+              0         0         7,500              7,500            0                0



(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 5% of the initial Guaranteed Withdrawal Balance (.05 x $100,000 = $5,000). The Guaranteed Withdrawal Balance is used to determine the Guaranteed Withdrawal Amount , the Lifetime Income Amount and the Rider fee. It is not available for withdrawal as a lump sum.



(2) In this example, there is no withdrawal during the first Contract Year so a Bonus will be added to the Guaranteed Withdrawal Balance. The Bonus amount is equal to 5% of the total Purchase Payments to date (.05 x $100,000 = $5,000).



(3) Following a Bonus, the Guaranteed Withdrawal Balance and the Guaranteed Withdrawal Amount are recalculated. The new Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the Bonus increased by the amount of the Bonus ($100,000 + $5,000 = $105,000). The Guaranteed Withdrawal Amount is equal to the greater of (a) the Guaranteed Withdrawal Amount prior to the Bonus ($5,000) or 5% of the Guaranteed Withdrawal Balance after the Bonus (.05 x $105,000 = $5,250).



(4) The Lifetime Income Amount is calculated on the Contract Anniversary after the Covered Person's attains age 59-1/2. The Lifetime Income Amount is initially equal to 5% of the Guaranteed Withdrawal Balance at that time (.05 x $150,000 = $7,500).



EXAMPLE 5b. THIS EXAMPLE ILLUSTRATES ADDITIONAL PURCHASE PAYMENTS. Assume an initial Purchase Payment of $100,000 at Covered Person's age 60, an Additional Purchase Payment of $10,000 during Contract Year 1, and an Additional Purchase Payment of $10,000 in year 2. Withdrawals are taken at the end of all Contract Years. Also assume that the Contract Value is less than the Benefit Base so there is no Step-up



                             BENEFIT BASE     LIFETIME INCOME                    BENEFIT BASE ON   LIFETIME INCOME
                PURCHASE         AFTER         AMOUNT AFTER                          CONTRACT     AMOUNT ON CONTRACT
CONTRACT YEAR   PAYMENTS   PURCHASE PAYMENT  PURCHASE PAYMENT  WITHDRAWAL TAKEN    ANNIVERSARY       ANNIVERSARY
-------------  ----------- ----------------  ----------------  ----------------  ---------------  ------------------
  At issue     $100,000    $    100,000      $    5,000                          $   100,000      $     5,000
      1          10,000(1)      110,000(1)        5,500(1)     $      5,500          104,500            5,500
      2          10,000(2)      114,500(2)        5,725(2)            5,725          108,775            5,725



(1) In this example, there is an Additional Purchase Payment during the first Contract Year. Following the Additional Purchase Payment, the Benefit Base is calculated as the initial Benefit Base plus the amount of the Additional Purchase Payment ($100,000 + $10,000 = $110,000). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $110,000 = $5,500).



(2) In the second year, there is another Additional Purchase Payment of $10,000. Following the Additional Purchase Payment, the Benefit Base is calculated as the previous Benefit Base plus the amount of the Additional Purchase Payment ($104,500 + $10,000 = $114,500). The Lifetime Income Amount is calculated as 5% of the Benefit Base immediately after the Purchase Payment (.05 x $114,500 = $5,725).

EXAMPLE 5c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS. Assume a single Purchase Payment of $100,000 at age 59-1/2, no Additional Purchase Payments are made, and withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4. Since withdrawals are taken every year, there are no Bonuses. The Guaranteed Withdrawal Balance Steps-up at the end of Contract Years 1, 2 and 3.



                                             LIFETIME                          HYPOTHETICAL
                            GUARANTEED        INCOME                        CONTRACT VALUE ON
                            WITHDRAWAL     AMOUNT AFTER                         CONTRACT              GUARANTEED
               PURCHASE    AMOUNT AFTER      PURCHASE                      ANNIVERSARY PRIOR TO  WITHDRAWAL BALANCE ON
CONTRACT YEAR  PAYMENTS  PURCHASE PAYMENT     PAYMENT    WITHDRAWAL TAKEN        RIDER FEE       CONTRACT ANNIVERSARY
-------------  --------  ----------------  ------------  ----------------  --------------------  ---------------------
   At issue    $100,000          --              --             --                  --           $      100,000
      1               0       5,000           5,000          5,000             102,000                  102,000(1)
      2               0       5,100(2)        5,100          5,100             103,514                  103,514
      3               0       5,176           5,176          5,176             105,020                  105,020
      4               0       5,251           5,251          5,251              94,012                   99,769



(1) At the end of Contract Year 1, the Contract Value in this example, $102,000 is greater than the Guaranteed Withdrawal Balance ($10,000 - $5,000 = $95,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $102,000.



(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up $5,000 or (b) 5% of the Guaranteed Withdrawal Balance after the Step-up (.05 x $102,000 = $5,100).



EXAMPLE 5d. THIS EXAMPLE ILLUSTRATES EXCESS WITHDRAWALS. Assume the same Purchase Payments and withdrawals as example 3c, but with a withdrawal of $10,000 at the end of year 4.



                                             LIFETIME                         HYPOTHETICAL
                            GUARANTEED        INCOME                        CONTRACT VALUE ON
                            WITHDRAWAL     AMOUNT AFTER                         CONTRACT               GUARANTEED
               PURCHASE    AMOUNT AFTER      PURCHASE                      ANNIVERSARY PRIOR TO  WITHDRAWAL BALANCE ON
CONTRACT YEAR  PAYMENTS  PURCHASE PAYMENT     PAYMENT    WITHDRAWAL TAKEN        RIDER FEE       CONTRACT ANNIVERSARY
-------------  --------  ----------------  ------------  ----------------  --------------------  ---------------------
   At issue    $100,000            --              --             --                     --      $      100,000
      1               0  $      5,000      $    5,000    $     5,000       $        102,000             102,000
      2               0         5,100           5,100          5,100                103,514             103,514
      3               0         5,176           5,176          5,176                105,020             105,020
      4               0         5,251           5,251         10,000                 89,263              89,263(1)
      5               0         4,463(1)        4,463(1)       4,463                 75,307              84,800



(1) The withdrawal of $10,000 exceeds the Guaranteed Withdrawal Amount and the Lifetime Income Amount of $5,251. The Benefit Base will be reset to equal the lesser of the Contract Value after the withdrawal ($89,263) or the Benefit Base prior to the withdrawal less the amount of the withdrawal ($105,020 - $10,000 = $95,020). The Guaranteed Income Amount and the Lifetime Income Amount will equal 5% of the new Benefit Base (.05 x $89,263 = $4,463).

EXAMPLES 6a, 6b, 6c AND 6d ILLUSTRATE THE BASIC OPERATION OF THE PRINCIPAL RETURNS OPTIONAL BENEFIT RIDER.



EXAMPLE 6a. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS OF THE GUARANTEED WITHDRAWAL AMOUNT. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, withdrawals equal to the Guaranteed Withdrawal Amount are taken in each of the first 12 Contract Years and there are no Step-ups.



                                                                                     GUARANTEED WITHDRAWAL BALANCE
CONTRACT YEAR  PURCHASE PAYMENTS  GUARANTEED WITHDRAWAL AMOUNT  WITHDRAWAL TAKEN(2)     ON CONTRACT ANNIVERSARY
-------------  -----------------  ----------------------------  -------------------  -----------------------------
  At issue     $    100,000       $             8,000                    --          $         100,000(1)
      1                   0                     8,000           $     8,000                     92,000(3)
      2                   0                     8,000                 8,000                     84,000
      3                   0                     8,000                 8,000                     76,000
      4                   0                     8,000                 8,000                     68,000
      5                   0                     8,000                 8,000                     60,000
     10                   0                     8,000                 8,000                     20,000
     12                   0                     8,000                 8,000                      4,000
     13                   0                     8,000                 4,000                          0(4)



(1) The initial Guaranteed Withdrawal Balance is equal to the initial payment of $100,000. The initial Guaranteed Withdrawal Amount is equal to 8% of the initial Guaranteed Withdrawal Balance (.08 x $100,000 = $8,000).



(2)   In this example, withdrawals each year equal the Guaranteed Withdrawal
      Amount.



(3) Since the withdrawal taken is equal to the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($100,000 - $8,000 = $92,000).



(4) In this example, withdrawals equal to the Guaranteed Withdrawal Amount were taken each year for 12 years. At the end of 12 years, the Guaranteed Withdrawal Balance is $4,000. The withdrawal of $4,000 in the next year reduced the Guaranteed Withdrawal Balance to $0 and the Rider will terminate.



EXAMPLE 6b. THIS EXAMPLE ILLUSTRATES THE IMPACT OF IMMEDIATE WITHDRAWALS THAT ARE LESS THAN GUARANTEED WITHDRAWAL AMOUNT FOR THE FIRST 5 YEARS AND EQUAL THE GUARANTEED WITHDRAWAL AMOUNT THEREAFTER. Assume a single Purchase Payment of $100,000, no Additional Purchase Payments are made, and there are no Step-ups.



                                                                                     GUARANTEED WITHDRAWAL BALANCE
CONTRACT YEAR  PURCHASE PAYMENTS  GUARANTEED WITHDRAWAL AMOUNT  WITHDRAWAL TAKEN(1)      ON CONTRACT ANNIVERSARY
-------------  -----------------  ----------------------------  -------------------  -----------------------------
  At issue     $    100,000       $           8,000                        --        $            100,000
      1                   0                   8,000             $       6,000                      94,000(2)
      2                   0                   8,000                     6,000                      88,000
      3                   0                   8,000                     6,000                      82,000
      4                   0                   8,000                     6,000                      76,000
      5                   0                   8,000                     6,000                      70,000
     10                   0                   8,000                     8,000                      30,000
     14                   0                   8,000                     8,000                       6,000
     15                   0                   8,000                     6,000                           0(3)



(1) In this example, withdrawals in the first 5 years are less than the Guaranteed Withdrawal Amount.



(2) Since the withdrawal taken is less than the Guaranteed Withdrawal Amount, following the withdrawal the Guaranteed Withdrawal Balance is equal to the Guaranteed Withdrawal Balance before the withdrawal decreased by the amount of the withdrawal ($100,000 - $6,000 = $94,000).



(3) In this example, in year 15 the remaining Guaranteed Withdrawal Balance is less than the Guaranteed Withdrawal Amount. The final withdrawal equal to the Guaranteed Withdrawal Balance will deplete the Guaranteed Withdrawal Balance to zero and the Rider will terminate.

EXAMPLE 6c. THIS EXAMPLE ILLUSTRATES THE IMPACT OF WAITING 10 YEARS TO BEGIN WITHDRAWALS IN A DECLINING MARKET. Assume a single Purchase Payment of $100,000 and no Additional Purchase Payments are made.



                                            GUARANTEED
                                            WITHDRAWAL
                    GUARANTEED              BALANCE ON     CONTRACT
CONTRACT  PURCHASE  WITHDRAWAL  WITHDRAWAL   CONTRACT    VALUE PRIOR TO             CONTRACT VALUE AFTER
  YEAR    PAYMENTS    AMOUNT       TAKEN    ANNIVERSARY    RIDER FEE     RIDER FEE  ACCUMULATION BENEFIT
--------  --------  ----------  ----------  -----------  --------------  ---------  --------------------
At issue  $100,000  $  8,000          --    $  100,000   $  100,000      $   500                --
   1             0     8,000    $      0       100,000       98,000          500                --
   2             0     8,000           0       100,000       98,586          500                --
   3             0     8,000           0       100,000       96,782          500                --
   4             0     8,000           0       100,000       93,477          500                --
   5             0     8,000           0       100,000       97,594          500                --
   10            0     8,000           0       100,000       85,531(1)       500    $      100,000
   11            0     8,000       8,000        92,000       92,709          500



(1) At the end of Contract Year 10, the Contract Value in this example, $85,531, is less than the First Year Purchase Payment of $100,000 and the Contract Value plus Principal Returns Rider fees, ($85,531 + $4,500). The Contract Value will be adjusted to equal the First Year Purchase Payments of $100,000.



EXAMPLE 6d. THIS EXAMPLE ILLUSTRATES THE IMPACT OF STEP-UPS AND WAITING 10 YEARS TO BEGIN WITHDRAWALS IN AN UP MARKET. Assume a single Purchase Payment of $100,000 and no Additional Purchase Payments are made.



                                             GUARANTEED
                                             WITHDRAWAL
                    GUARANTEED               BALANCE ON     CONTRACT
CONTRACT  PURCHASE  WITHDRAWAL  WITHDRAWAL    CONTRACT   VALUE PRIOR TO             CONTRACT VALUE AFTER
  YEAR    PAYMENTS    AMOUNT       TAKEN    ANNIVERSARY     RIDER FEE    RIDER FEE  ACCUMULATION BENEFIT
--------  --------  ----------  ----------  -----------  --------------  ---------  ---------------------
At issue  $100,000  $ 8,000           --    $100,000     $    100,000         --    $         --
   1             0    8,000     $      0     100,000          107,000    $   500              --
   2             0    8,000            0     100,000          114,077        500              --
   3             0    8,000            0     121,628(1)       121,628        500              --
   4             0    9,730(2)         0     121,628          115,169        608              --
   5             0    9,730            0     121,628          103,105        608              --
   10            0   10,984            0     151,406(3)       146,258        686    $    151,406(3)
   11            0   12,112       12,112     150,066          150,066        757              --



(1) At the end of Contract Year 3, the Contract Value in this example, $121,628 is greater than the Guaranteed Withdrawal Balance ($100,000). The Guaranteed Withdrawal Balance will Step-up to equal the Contract Value of $121,628.



(2) Following the Step-up of the Guaranteed Withdrawal Balance, the Guaranteed Withdrawal Amount is recalculated as the greater of (a) the Guaranteed Withdrawal Amount prior to the Step-up ($8,000) or (b) 8% of the Guaranteed Withdrawal Balance after the Step-up (.08 x $121,628 = $9,730).



(3) Since there are no withdrawal in years 1 through 10, at the end of year the Contract Value will be increased to equal the greater of the First Year Purchase Payments, $100,000 or the Contract Value plus the total of the Principal Returns Rider fees to date ($146,258 + $5,148 = $151,406). The Guaranteed Withdrawal Balance will Step-up to equal the new Contract Value of $151,406.

EXAMPLE 6e. THIS EXAMPLE ILLUSTRATES THE IMPACT OF ADDITIONAL PURCHASE PAYMENTS AND EXCESS WITHDRAWALS. Assume a single Purchase Payment of $100,000, an Additional Purchase Payment of $10,000 in year 2, there is an automatic Step-up of the Guaranteed Withdrawal Balance at the end of Contract Year 3 because of hypothetical investment gains, withdrawals equal to the Guaranteed Withdrawal Amount are taken in Contract Years 1, 2, 3 and 4 and a withdrawal exceeding the Guaranteed Withdrawal Amount is taken at the end of Contract Year 5 (resulting in a Reset).




                                                               HYPOTHETICAL CONTRACT
                            GUARANTEED WITHDRAWAL                VALUE ON CONTRACT          GUARANTEED
                 PURCHASE   AMOUNT AFTER PURCHASE  WITHDRAWAL  ANNIVERSARY PRIOR TO   WITHDRAWAL BALANCE ON
CONTRACT YEAR    PAYMENTS          PAYMENT            TAKEN          RIDER FEE         CONTRACT ANNIVERSARY
-------------  -----------  ---------------------  ----------  ---------------------  ---------------------
  At issue     $100,000                --               --                 --         $      100,000
      1               0     $       8,000          $ 8,000     $       99,000                 92,000
      2          10,000(1)          8,160(1)         8,000             97,347                 83,840
      3               0             8,160            8,000             95,542                 95,542
      4               0             8,160            8,000             82,283                 87,382
      5               0             8,160           10,000(2)          63,625                 63,625



(1) In this example, there is an Additional Purchase Payment at the beginning of the second Contract Year. Prior to that Purchase Payment the Guaranteed Withdrawal Amount is $8,000. Following the Additional Purchase Payment, the Guaranteed Withdrawal Amount is calculated as the lesser of (a) 8% of the Guaranteed Withdrawal Balance immediately after the Purchase Payment (.08 x ($92,000 + $10,000) = $8,160) or (b) the Guaranteed Withdrawal
      Amount immediately prior to the Purchase Payment plus 8% of the Purchase Payment ($8,000+ (.08 x $10,000)) =$8,800).



(2) At the end of year 5, there is a withdrawal of $10,000 which is greater than the Guaranteed Withdrawal Amount. Since this is an excess withdrawal, the Guaranteed Withdrawal Balance will be Reset to the lesser of (a) the Contract Value after the withdrawal ($63,625) or (b) the Guaranteed Withdrawal Balance prior to the withdrawal minus the amount of the withdrawal (87,382- $10,000 = $77,382). Since the Guaranteed Withdrawal Balance was Reset, the Guaranteed Withdrawal Amount will be Reset. The Guaranteed Withdrawal Amount will equal the lesser of (a) the Guaranteed Withdrawal Amount prior to the withdrawal ($8,160) or (b) 8% of the greater of the Contract Value after the withdrawal or the new Guaranteed Withdrawal Balance Value (.08 x $63,625 = $5,090).

             Appendix E: Optional Guaranteed Minimum Income Benefits

This Appendix provides a general description of the optional guaranteed minimum income benefit Riders that may have been available at the time you purchased a Wealthmark ML3 Contract. If you purchased an optional guaranteed minimum income benefit Rider, you will pay the charge shown in the Fee Tables for that benefit as long as it is in effect.

YOU SHOULD CAREFULLY REVIEW YOUR CONTRACT, INCLUDING ANY ATTACHED RIDERS, FOR COMPLETE INFORMATION ON BENEFITS, CONDITIONS AND LIMITATIONS OF ANY GUARANTEED MINIMUM INCOME BENEFIT RIDERS APPLICABLE TO YOUR CONTRACT. You should also carefully review the "VII. Federal Tax Matters" section of the Prospectus for information about optional benefit Riders.

The following is a list of the various optional guaranteed minimum income benefits that you may have had available to you at issue. Not all Riders were available at the same time or in all states.

      John Hancock USA
      Guaranteed Retirement Income Benefit II
      Guaranteed Retirement Income Benefit III

      John Hancock New York
      Guaranteed Retirement Income Benefit II

The optional Guaranteed Retirement Income Benefits guarantee a minimum lifetime fixed income benefit in the form of fixed monthly annuity payments. The amount of these payments is determined by applying an Income Base to the Monthly Income Factors described in the Guaranteed Retirement Income Benefit Rider. If the Guaranteed Retirement Income Benefit is exercised and the monthly annuity payments available under the Contract are greater than the monthly annuity payments provided by Guaranteed Retirement Income Benefit, we will pay the monthly annuity payments available under the Contract. The Guaranteed Retirement Income Benefit Riders were available only at Contract issue. The Riders are irrevocable and may only be terminated as described below.

JOHN HANCOCK USA

Availability of Guaranteed Retirement Income Benefits

John Hancock USA offered two versions of the Guaranteed Retirement Income Benefit. Guaranteed Retirement Income Benefit II was available for Contracts issued between July 2001, and May 2003 (beginning and end dates may vary by state). Guaranteed Retirement Income Benefit III was available for Contracts issued between May 2003 and May 2004 (beginning and end dates may vary by state). We describe differences between Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III below.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:

      - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

      - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III

The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base or (ii) the Step-up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME BENEFIT MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE: The Growth Factor Income Base is equal to (a) less
(b), where:

      (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

      (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GUARANTEED RETIREMENT INCOME BENEFIT II GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

GUARANTEED RETIREMENT INCOME BENEFIT III GROWTH FACTOR: The growth factor is 5% per annum if the oldest Annuitant is 75 or younger at issue, and 3% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

GUARANTEED RETIREMENT INCOME BENEFIT II Income Base Reductions: Partial withdrawals will reduce the Growth Factor Income Base and the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

GUARANTEED RETIREMENT INCOME BENEFIT III Income Base Reductions: If total partial withdrawals taken during a Contract Year are no greater than the Annual Withdrawal Limit then the Withdrawal Reduction reduces the Growth Factor Income Base on the next Contract Anniversary by the dollar amount of the partial withdrawal. If total partial withdrawals taken during a Contract Year are greater than the Annual Withdrawal Limit, then the Withdrawal Reduction will instead reduce the Growth Factor Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal. In any Contract Year, the Annual Withdrawal Limit is determined by multiplying the Growth Factor Income Base on the previous Contract Anniversary by the growth factor indicated below.

Partial withdrawals will reduce the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period Provisions - - Annuity Options").

      Life Annuity with a 10-Year Period Certain - - Available for both Guaranteed Retirement Income Benefit II and Guaranteed Retirement Income Benefit III.

      Joint and Survivor Life Annuity with a 20-Year Period Certain - - Available for Contracts with Guaranteed Retirement Income Benefit II issued prior to January 27, 2003 (availability may vary by state).

      Joint and Survivor Life Annuity with a 10-Year Period Certain - Available for Guaranteed Retirement Income Benefit III and for Contracts issued with Guaranteed Retirement Income Benefit II on or after January 27, 2003 (availability may vary by state).

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee

The risk assumed by us associated with Guaranteed Retirement Income Benefit is that annuity benefits payable under Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Benefit Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

GUARANTEED RETIREMENT INCOME BENEFIT RIDER                         ANNUAL FEE
Guaranteed Retirement Income Benefit II                            0.45%
Guaranteed Retirement Income Benefit III                           0.50%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal.

Termination of Guaranteed Retirement Income Benefit

A Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:

      - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;

      -     the termination of the Contract for any reason; or

      -     the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans

The use of a Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if a Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under a Guaranteed Retirement Income Benefit.

Hence, you should consider that since (a) a Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and
(b) the election of a Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though a Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME BENEFITS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME BENEFITS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME BENEFIT.

JOHN HANCOCK NEW YORK

Availability of Guaranteed Retirement Income Benefit

John Hancock New York offered Guaranteed Retirement Income Benefit II for Contracts issued between December 2, 2002 and June 11, 2004.

CONDITIONS OF EXERCISE. The Guaranteed Retirement Income Benefit may be exercised subject to the following conditions:

      - may not be exercised until the 10th Contract Anniversary and then must be exercised within 30 days immediately following the 10th Contract Anniversary or a subsequent Contract Anniversary; and

      - must be exercised by the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the 10th Contract Anniversary, if later.

Income Base

The Income Base applied in determining the amount of Guaranteed Retirement Income Benefit annuity payments is the greater of (i) the Growth Factor Income Base (Guaranteed Retirement Income Benefit II only) or (ii) the Step-up Income Base. The Income Base is reduced for any withdrawal charge remaining on the date of exercise of the Guaranteed Retirement Income Benefit, and we reserve the right to reduce the Income Base by any premium taxes that may apply.

THE INCOME BASE IS USED SOLELY FOR PURPOSES OF CALCULATING THE GUARANTEED RETIREMENT INCOME BENEFIT MONTHLY ANNUITY PAYMENTS AND DOES NOT PROVIDE A CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION.

GROWTH FACTOR INCOME BASE (GUARANTEED RETIREMENT INCOME BENEFIT II ONLY): The Growth Factor Income Base is equal to (a) less (b), where:

      (a) is the sum of all Purchase Payments made, accumulated at the growth factor indicated below starting on the date each payment is allocated to the Contract; and

      (b) is the sum of Income Base reductions (defined below) in connection with partial withdrawals taken, accumulated at the growth factor indicated below starting on the date each deduction occurs.

GROWTH FACTOR: The growth factor for Guaranteed Retirement Income Benefit II is 6% per annum if the oldest Annuitant is 75 or younger at issue, and 4% per annum if the oldest Annuitant is 76 or older at issue. The growth factor is reduced to 0% once the oldest Annuitant has attained age 85.

STEP-UP INCOME BASE: The Step-up Income Base is equal to the greatest anniversary value after the effective date of Guaranteed Retirement Income Benefit and prior to the oldest Annuitant's attained age 81. The anniversary value is equal to the Contract Value on the last day of the Contract Year, plus subsequent Purchase Payments, less any Income Base reductions (defined below) in connection with partial withdrawals since the last day of the Contract Year.

INCOME BASE REDUCTIONS: Partial withdrawals will reduce the Growth Factor Income Base and the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Growth Factor Income Base or the Step-up Income Base, as appropriate, immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

Partial withdrawals will reduce the Step-up Income Base on a pro rata basis, equal to (i) times (ii) where: (i) is equal to the Step-up Income Base immediately prior to the partial withdrawal and (ii) is equal to the partial withdrawal amount divided by the Contract Value prior to the partial withdrawal.

MONTHLY INCOME FACTORS: The Income Base may be applied to Monthly Income Factors to purchase a guaranteed lifetime income under the following Annuity Options which are described in this Prospectus (see "Pay-Out Period Provisions - - Annuity Options"):

      -     Life Annuity with a 10-Year Period Certain;

      -     Joint and Survivor Life Annuity with a 20-Year Period Certain.

The Monthly Income Factors are described in the Guaranteed Retirement Income Benefit Rider. When you exercise Guaranteed Retirement Income Benefit, actual income will be based on the greater of (i) your Income Base at Monthly Income Factors, or (ii) your Contract Value at current annuity payment rates. (The Income Base cannot be applied to current annuitization rates.)

If your Contract has been issued with a Guaranteed Retirement Income Benefit Rider, the Annuitant may only be changed to an individual that is the same age or younger than the oldest current Annuitant. A change of Annuitant will not affect the Income Base calculation.

Guaranteed Retirement Income Benefit Fee

The risk assumed by us associated with the Guaranteed Retirement Income Benefit is that annuity benefits payable under the Guaranteed Retirement Income Benefit are greater than annuity benefits that would have been payable if you had selected another annuity benefit permitted by the Contract. To compensate us for this risk, we charge an annual fee (the "Guaranteed Retirement Income Benefit Fee"). On or before the Maturity Date, the Guaranteed Retirement Income Benefit Fee is deducted on each Contract Anniversary. The amount of the Guaranteed Retirement Income Benefit Fee is equal to the percentage from the table below multiplied by the Income Base in effect on that Contract Anniversary. The Guaranteed Retirement Income Benefit Fee is withdrawn from each Investment Option in the same proportion that the value of the Investment Account of each Investment Option bears to the Contract Value.

GUARANTEED RETIREMENT INCOME BENEFIT RIDER          ANNUAL FEE
Guaranteed Retirement Income Benefit II                0.45%

If there is a full withdrawal of Contract Value on any date other than the Contract Anniversary, we will deduct a pro-rata portion of the Guaranteed Retirement Income Benefit Fee from the amount paid upon withdrawal. In the case of a full withdrawal, the Guaranteed Retirement Income Benefit Fee will be multiplied by the Income Base immediately prior to withdrawal. The Guaranteed Retirement Income Benefit Fee will not be deducted during the Pay-out Period. For purposes of determining the Guaranteed Retirement Income Benefit Fee, the commencement of annuity payments will be treated as a full withdrawal

Termination of Guaranteed Retirement Income Benefit

The Guaranteed Retirement Income Benefit will terminate upon the earliest to occur of:

      - the Contract Anniversary immediately prior to the oldest Annuitant's 85th birthday or the tenth Contract Anniversary, if later;

      -     the termination of the Contract for any reason; or

      -     the exercise of the Guaranteed Retirement Income Benefit.

Qualified Plans

The use of the Guaranteed Retirement Income Benefit is limited in connection with its use under Qualified Plans, including an IRA, because of the minimum distribution requirements imposed by federal tax law on these plans. In general, if the Guaranteed Retirement Income Benefit is not exercised under a Qualified Plan while you are alive, your Beneficiary may be unable to exercise the benefit under the Guaranteed Retirement Income Benefit.

You should consider that since (a) the Guaranteed Retirement Income Benefit may not be exercised until the 10th Contract Anniversary after its election and (b) the election of the Guaranteed Retirement Income Benefit is irrevocable, there can be circumstances under a Qualified Plan in which a Guaranteed Retirement Income Benefit fee (discussed above) will be imposed, even though the Guaranteed Retirement Income Benefit may not be exercised because of the restrictions imposed by the minimum distribution requirements. Please consult your advisor.

In addition, the presence of an optional benefit, such as a Guaranteed Retirement Income Benefit, could affect the amount of the required minimum distribution that must be made under your Contract.

In order to comply with applicable federal income tax laws, in some circumstances, we will shorten the guarantee period under an Annuity Option so that it does not exceed the life expectancy of the Annuitant, or the joint life expectancy of the joint Annuitants, depending on the Annuity Option chosen. Once the guarantee period is shortened upon exercise of a Guaranteed Retirement Income Benefit, it will not be further reduced. The guarantee period will never be increased based on the life expectancy of the Annuitant or at any other time or due to any other event.

GUARANTEED RETIREMENT INCOME BENEFITS DO NOT PROVIDE CONTRACT VALUE OR GUARANTEE PERFORMANCE OF ANY INVESTMENT OPTION. BECAUSE THIS BENEFIT IS BASED ON CONSERVATIVE ACTUARIAL FACTORS, THE LEVEL OF LIFETIME INCOME THAT IT GUARANTEES MAY OFTEN BE LESS THAN THE LEVEL THAT WOULD BE PROVIDED BY APPLICATION OF CONTRACT VALUE AT CURRENT ANNUITY FACTORS. THEREFORE, GUARANTEED RETIREMENT INCOME BENEFITS SHOULD BE REGARDED AS A SAFETY NET. AS DESCRIBED ABOVE UNDER "INCOME BASE," WITHDRAWALS WILL REDUCE THE GUARANTEED RETIREMENT INCOME BENEFIT.

      Appendix F: Additional Availability of Guaranteed Minimum Withdrawal
                                 Benefit Riders



Additional Availability of Guaranteed Minimum Withdrawal Benefit Riders



This section describes the conditions under which you may elect to exchange an existing guaranteed minimum withdrawal benefit Rider to your Contract for one of the following optional guaranteed minimum withdrawal benefit Riders after you purchase a Contract:



      -     Income Plus for Life or Income Plus for Life - Joint Life;



      - Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-up; or



      -     Principal Returns.



FOR MORE INFORMATION REGARDING THE FEES AND FEATURES OF THESE RIDERS AND THE OTHER TOPICS DISCUSSED IN THIS APPENDIX, PLEASE SEE APPENDIX D: "OPTIONAL GUARANTEED MINIMUM WITHDRAWAL BENEFITS."



DO I NEED TO SATISFY ANY CONDITIONS TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



Yes, we impose several conditions:



      - Exchange of existing guaranteed minimum withdrawal benefit Rider - If you elect to purchase a new guaranteed minimum withdrawal benefit Rider for use with a previously issued Contract, your Contract must have a guaranteed minimum withdrawal benefit Rider in effect. We will terminate the existing guaranteed minimum withdrawal benefit Rider when you purchase a new guaranteed minimum withdrawal benefit Rider.



You may lose guaranteed lifetime income benefits, "accumulation benefits," "Bonuses," "Target Amount adjustments" and "Step-ups" under your existing guaranteed minimum withdrawal benefit Rider if you purchase a new guaranteed minimum withdrawal benefit Rider.



      - No withdrawal charges in excess of $500 - You may not purchase a new guaranteed minimum withdrawal benefit if the withdrawal charges under your Contract are greater than $500. You may need to wait until the withdrawal charges applicable to your Contract, if any, decline to $500 or less during the withdrawal charge period specified in your Contract. (We restart any withdrawal charge period specified in your Contract each time you make an Additional Purchase Payment.) Your purchase of a new guaranteed minimum withdrawal benefit Rider will not impact the withdrawal charges, if any, that we may impose under your Contract.



You should review the annuity prospectus and the Contract you purchased to determine the amount and duration of any remaining withdrawal charges under your Contract.



      - Investment Option Restrictions - You must invest 100% of your Contract Value at all times after you purchase a new guaranteed minimum withdrawal benefit Rider in one or more of the Investment Options we make available for that Rider. Your existing guaranteed minimum withdrawal benefit Rider may permit you to invest in Investment Options that are not available under a new guaranteed minimum withdrawal benefit Rider. If you choose to purchase a new guaranteed minimum withdrawal benefit Rider, none of your Contract Value may remain in any previously "restricted" Investment Option. You must transfer your Contract Value out of any Investment Option that is not available under a new guaranteed minimum withdrawal benefit Rider before you can purchase the new Rider.



For more information regarding the currently available Investment Options for guaranteed minimum withdrawal benefit Riders, please see Appendix D: "Optional Guaranteed Minimum Withdrawal Benefits." You should consult with your registered representative to assist you in determining which available individual Investment Option(s) or Model Allocation under a new guaranteed minimum withdrawal benefit Rider is best suited for your financial needs and risk tolerance.



      - Age Restrictions - Once you turn 81, you will not be eligible to purchase a new guaranteed minimum withdrawal benefit Rider. You and your spouse must both be less than age 81 to purchase a new Income Plus for Life - Joint Life Rider.



      - Settlement Phase Restriction - Your Contract must not be in the "Settlement Phase" under an existing guaranteed minimum withdrawal benefit Rider for you to elect to purchase a new guaranteed minimum withdrawal benefit Rider. The "Settlement Phase" occurs only when your Contract Value declines to zero and your existing guaranteed minimum withdrawal benefit Rider still has guaranteed benefits.



      - Different Rider - You cannot exchange your existing guaranteed minimum withdrawal benefit Rider for the same type of guaranteed minimum withdrawal benefit Rider (i.e., Income Plus for Life for Income Plus for Life; Income Plus for Life

            - Joint Life for Income Plus for Life - Joint Life; Principal
            Plus for Life for Principal Plus for Life; Principal Plus for Life Plus Automatic Annual Step-up for Principal Plus for Life Plus Automatic Annual Step-up; or Principal Returns for Principal Returns) unless we agree otherwise.



      - State of Issue Restriction - You may purchase a guaranteed minimum withdrawal benefit Rider only if it is then available in the state where we issued your Contract. You can find out if an optional guaranteed minimum withdrawal benefit Rider is available in the state where we issued your Contract by contacting our Annuities Service Office at 1-800-344-1029, or in New York State, 1-800-551-2078. We may consent to make a new guaranteed minimum withdrawal benefit Rider available to you in other states.



      - Availability of offer - We reserve the right to suspend, modify, or terminate our offer of any guaranteed minimum withdrawal benefit Rider at any time. We also reserve the right to refuse to issue any new guaranteed minimum withdrawal benefit Rider at our sole discretion.



Before you purchase a new guaranteed minimum withdrawal benefit Rider:



      - compare the fees, benefits and restrictions of any existing guaranteed minimum withdrawal benefit Rider to your Contract with the fees, benefits and restrictions of the new Rider; and



      - consult with your registered representative to determine if the new Rider is appropriate for your needs and financial circumstances.



WHEN CAN I ELECT TO PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



We provide a thirty day "Election Period" following each Contract Anniversary (assuming any withdrawal charges are $500 or less at that time) for you to elect a new guaranteed minimum withdrawal benefit Rider. You must submit all required paperwork in good order to our Annuities Service Center during the Election Period to elect to purchase a new guaranteed minimum withdrawal benefit Rider.



We also provide a thirty-day Election Period in certain circumstances for a Beneficiary to elect to purchase a guaranteed minimum withdrawal benefit Rider following the death of an Owner in exchange for a then existing Rider. Under our current administrative procedures, you cannot exchange an existing guaranteed minimum withdrawal benefit Rider for a new Rider during the first Contract Year.



We may change our administrative procedures from time to time to increase or decrease an Election Period, or to permit other election periods during a Contract Year.



HOW DOES MY PURCHASE OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AFFECT RIDER FEES?



We charge you the annual Rider fee under your existing guaranteed minimum withdrawal benefit Rider for coverage during the immediately preceding Contract Year. The date we assess this fee (i.e., a Contract Anniversary) may coincide with the date on which you qualify to purchase a new guaranteed minimum withdrawal benefit Rider (i.e., the start of an Election Period). If you purchase a new guaranteed minimum withdrawal benefit Rider, we will charge you the annual fee for the new Rider on the next succeeding Contract Anniversary and on each Contract Anniversary after that while the new Rider is in force (we may impose the new Rider fee earlier if you surrender your Contract).



The amount of the Rider fee we impose may change, depending on the Rider you elect to purchase:



                               INCOME    INCOME PLUS                   PRINCIPAL PLUS FOR
    FEES DEDUCTED FROM        PLUS FOR    FOR LIFE -     PRINCIPAL     LIFE PLUS AUTOMATIC   PRINCIPAL
      CONTRACT VALUE[1]         LIFE     JOINT LIFE    PLUS FOR LIFE     ANNUAL STEP-UP       RETURNS
-----------------------       --------   -----------   -------------   -------------------   ---------
Maximum Fee(2)                 1.20%        1.20%         0.75%              1.20%             0.95%
Current Fee                    0.60%        0.60%         0.40%              0.60%             0.50%




(1) Fees are shown as a percentage of the "Adjusted Benefit Base" for Income Plus for Life and Income Plus for Life - Joint Life and as a percentage of the "Adjusted Guaranteed Withdrawal Balance" for Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up and Principal Returns.



(2) We reserve the right to increase the current fee shown to the maximum fee in the event of a Step-up of the "Benefit Base" (Income Plus for Life or Income Plus for Life - Joint Life) or "Guaranteed Withdrawal Balance" (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-Up or Principal Returns) to equal the Contract Value.

WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our guaranteed minimum withdrawal benefit Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction (i.e., a "Reset") may be more or less than the amount you can withdraw without a Reset under your existing guaranteed minimum withdrawal benefit Rider.



The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing minimum guaranteed benefit Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:



      INITIAL ANNUAL           INCOME     INCOME PLUS                    PRINCIPAL PLUS FOR
     GUARANTEE ON NEW         PLUS FOR     FOR LIFE -     PRINCIPAL      LIFE PLUS AUTOMATIC   PRINCIPAL
          RIDER                 LIFE      JOINT LIFE    PLUS FOR LIFE      ANNUAL STEP-UP       RETURNS
--------------------------   ----------   -----------   -------------    -------------------   ---------
Guaranteed Withdrawal           Not           Not         5.0% of        5.0% of Contract        8.0% of
Amount(1)                    applicable   applicable     Contract               Value           Contract
                                                           Value                                  Value

Lifetime Income Amount(2)     5.0% of      4.75% of       5.0% of        5.0% of Contract          Not
                              Contract     Contract      Contract               Value           applicable
                               Value        Value          Value



(1) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. The maximum Guaranteed Withdrawal Amount for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up is $250,000. The maximum Guaranteed Withdrawal Amount for Principal Returns is $400,000.



(2) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. We calculate the initial Lifetime Income Amount when you purchase the Rider only if the Covered Person (younger spouse for Income Plus for Life
      - Joint Life) is at least 59-1/2 (62 for Contracts issued in New York) at that time. Otherwise, we will calculate a Lifetime Income Amount on the Lifetime Income Date described in the annuity prospectus. The maximum Lifetime Income Amount for Income Plus for Life, Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up is $250,000. The maximum Lifetime Income Amount for Income Plus for Life - Joint Life is $237,500.



We will decrease amounts guaranteed under a guaranteed minimum withdrawal benefit Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing guaranteed minimum withdrawal benefit Rider.



WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



If you purchase a guaranteed minimum withdrawal benefit Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider, and may be more or less than other benefits under your existing minimum guaranteed withdrawal benefit Rider:



      - Bonuses. If you qualify for the Lifetime Income Bonus applicable to Income Plus for Life or Income Plus for Life - Joint Life, we will increase the Benefit Base by 7% (6% in New York) of the Contract Value at the time you purchased the Rider (i.e., the Contract Value we used to determine the initial "Benefit Base" under the new Rider) if we did not previously Step-up the Benefit Base and/or Lifetime Income Amount. Each time you qualify for the Bonus applicable to Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up, we will increase the Guaranteed Withdrawal Balance by 5% of the Contract Value at the time you purchased the Rider (i.e., the Contract Value we used to determine the initial "Guaranteed Withdrawal Balance" under the new Rider) if we did not previously Step-up or Reset the Guaranteed Withdrawal Balance. We do not increase amounts guaranteed under Principal Returns by Bonuses.



      -     Target Amount Adjustment (Income Plus for Life, Income Plus for Life
            - Joint Life). We establish the "Target Date" for the "Target Amount" adjustment described in the annuity prospectus as the later of the end of the first 10 Contract Years following your purchase of the new Rider or the Contract Anniversary on or next following the date the Covered Person (the younger Covered Person, in the case of Income Plus for Life - Joint Life) attains age 69. The Target Amount is 200% of the initial Benefit Base for the new Rider. We will increase the Target Amount by 200% of all Additional Purchase Payments you make in the first Contract Year following your purchase of the new Rider, and by 100% of all subsequent Additional Purchase Payments you make, subject to our Purchase Payment limits, until the applicable Target Date. In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million. You must take no withdrawals under your Contract after you purchase the Rider until the applicable Target Date to receive a Target Amount adjustment to the Benefit Base.



      - Accumulation Benefit (Principal Returns). We will establish the "Accumulation Benefit" described in the Principal Returns Rider supplement on the 10th Contract Anniversary following your purchase of the new Rider. If you qualify for the Accumulation Benefit, your Contract Value at the end of this period will equal the greater of
            (a) your initial Guaranteed Withdrawal Balance under the new Rider or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. You must take no withdrawals under your Contract at any time for 10 Contract Years following your purchase of the new Rider to receive an Accumulation Benefit.



Impact of Purchase Payments



Since the initial guarantees and other benefits under a new guaranteed minimum withdrawal benefit Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider.



WHAT IS THE IMPACT OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?



Effect of withdrawals



We reduce the death benefit payable under your Contract each time you make a withdrawal. If you purchase an Income Plus for Life or an Income Plus for Life - Joint Life Rider, we will reduce the death benefit on a dollar for dollar basis if you limit your annual withdrawals (including applicable withdrawal charges, if any) to the Lifetime Income Amount for that Rider. If you take annual withdrawals in excess of that amount, we will deduct the entire amount of that withdrawal on either a "pro rata" basis (i.e., we reduce the death benefit by a percentage equal to the ratio of the withdrawal amount divided by your Contract Value prior to the withdrawal) or on a dollar-for-dollar basis, based upon your Contractual death benefit. We reduce the death benefit on a pro rata basis under Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or a Principal Returns Rider.



Continuation of Contract after death benefits become payable



Coverage under any of our guaranteed minimum withdrawal benefit Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a guaranteed minimum withdrawal benefit Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed "Owner" if the Owner is a non-natural person).



CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a guaranteed minimum withdrawal benefit Rider ends:



      - (Income Plus for Life) if the deceased Owner is the Covered Person under the Rider.



      - (Income Plus for Life - Joint Life) if the deceased Owner is the last Covered Person under the Rider, or the only remaining Covered Person, under the Rider.



      - (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up) (a) with respect to the Lifetime Income Amount, if the deceased Owner is the Covered Person; and (b) with respect to the Guaranteed Withdrawal Amount, if there is no remaining death benefit or Guaranteed Withdrawal Balance.



      - (Principal Returns) if the Guaranteed Withdrawal Balance is less than zero.



CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a guaranteed minimum withdrawal benefit Rider may continue:



      - (Income Plus for Life) if the deceased Owner is not the Covered Person under the Rider. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base. If the Beneficiary is a spousal Beneficiary, the Rider continues to be eligible for any remaining Bonus amounts and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The Rider does not continue to be eligible for any remaining Bonus amounts and Step-Ups if the Beneficiary is a non-spousal Beneficiary.



      - (Income Plus for Life - Joint Life) only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased "Owner" and a tax qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups).



      - (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up) (a) with respect to the Lifetime Income Amount, if the deceased Owner is not the Covered Person under the Rider; and
            (b) with respect to the Guaranteed Withdrawal Amount, if the Guaranteed Withdrawal Amount, the death benefit or the Guaranteed Withdrawal Balance is greater than zero. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date of its determination, if it's greater than the Guaranteed Withdrawal Balance. If the Beneficiary is a spousal Beneficiary, the Rider continues to be eligible for any remaining Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The Rider does not continue to be eligible for any remaining Bonuses and Step-ups (other than the initial Step-up of the Guaranteed Withdrawal Balance to equal the death benefit) if the Beneficiary is a non-spousal Beneficiary.



      - (Principal Returns) if the Guaranteed Withdrawal Balance is greater than zero. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date of its determination, if it's greater than the Guaranteed Withdrawal Balance. The Rider continues to be eligible for any remaining Bonus amounts and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The latest Step-up Date will be the Age 95 Contract Anniversary Date based on the earlier of: (a) the date the deceased owner would have attained age 95; or (b) the birthdate of the Beneficiary if that Beneficiary is older than the deceased Owner.



If death occurs during a Rider's "Settlement Phase," however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.



You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.

WILL I BE ABLE TO WITHDRAW THE SAME AMOUNT UNDER A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER AS I CAN UNDER MY EXISTING GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



Your ability to withdraw your Contract Value at any time does not change. We will decrease amounts guaranteed under each of our guaranteed minimum withdrawal benefit Riders, however, if your withdrawals exceed the annual amount permitted under that Rider. Since the amount "permitted" to be withdrawn each year differs, depending on the Rider you elect to purchase, the amount you can withdraw without reduction (i.e., a "Reset") may be more or less than the amount you can withdraw without a Reset under your existing guaranteed minimum withdrawal benefit Rider.



The amount "permitted" to be withdrawn each year is, in most cases, the annual guaranteed amount under the new Rider. We calculate the initial annual guaranteed amount based on your Contract Value at the beginning of the Election Period ($5 million maximum). The initial annual guarantee amount may be more or less than the guarantee under your existing minimum guaranteed benefit Rider. The amount will vary, depending on the new Rider you elect to purchase, as shown in the following table:


      INITIAL ANNUAL           INCOME     INCOME PLUS                    PRINCIPAL PLUS FOR
     GUARANTEE ON NEW         PLUS FOR     FOR LIFE -      PRINCIPAL     LIFE PLUS AUTOMATIC   PRINCIPAL
           RIDER                LIFE      JOINT LIFE    PLUS FOR LIFE      ANNUAL STEP-UP       RETURNS
--------------------------   -----------  -----------   -------------    -------------------   ---------
Guaranteed Withdrawal            Not         Not         5.0% of        5.0% of Contract        8.0% of
Amount(1)                    applicable   applicable     Contract               Value           Contract
                                                          Value                                  Value

Lifetime Income Amount(2)      5.0% of     4.75% of      5.0% of        5.0% of Contract          Not
                              Contract     Contract     Contract                Value           applicable
                                Value       Value         Value


(1) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. The maximum Guaranteed Withdrawal Amount for Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up is $250,000. The maximum Guaranteed Withdrawal Amount for Principal Returns is $400,000.



(2) Amounts shown are for Contract Value at the beginning of the Election Period (i.e., the Contract Anniversary) in which you purchase a new Rider. We calculate the initial Lifetime Income Amount when you purchase the Rider only if the Covered Person (younger spouse for Income Plus for Life
      - Joint Life) is at least 59-1/2 at that time. Otherwise, we will calculate a Lifetime Income Amount on the Lifetime Income Date described in the annuity prospectus. The maximum Lifetime Income Amount for Income Plus for Life, Principal Plus for Life and Principal Plus for Life Plus Automatic Annual Step-Up is $250,000. The maximum Lifetime Income Amount for Income Plus for Life - Joint Life is $237,500.



Please see Appendix D for additional information about Resets and the annual "permitted" amounts under a new guaranteed minimum withdrawal benefit Rider.



We will decrease amounts guaranteed under a guaranteed minimum withdrawal benefit Rider if you take annual withdrawals that exceed the annual amount permitted under that Rider. The annual permitted amount under a new Rider may be more or less than that permitted under your existing guaranteed minimum withdrawal benefit Rider.



WHAT OTHER BENEFITS DO YOU CALCULATE WHEN I PURCHASE A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER?



If you purchase a guaranteed minimum withdrawal benefit Rider for an existing Contract, we will calculate other benefits under the new Rider measured from the start of the Election Period. These benefits differ by Rider, and may be more or less than other benefits under your existing minimum guaranteed withdrawal benefit Rider:



      - Bonuses. If you qualify for the Lifetime Income Bonus applicable to Income Plus for Life or Income Plus for Life - Joint Life, we will increase the Benefit Base by 7% of the Contract Value at the time you purchased the Rider (i.e., the Contract Value we used to determine the initial "Benefit Base" under the new Rider) if we did not previously Step-up the Benefit Base and/or Lifetime Income Amount. Each time you qualify for the Bonus applicable to Principal Plus for Life or Principal Plus for Life Plus Automatic Annual Step-Up, we will increase the Guaranteed Withdrawal Balance by 5% of the Contract Value at the time you purchased the Rider (i.e., the Contract Value we used to determine the initial "Guaranteed Withdrawal Balance" under the new Rider) if we did not previously Step-up or Reset the Guaranteed Withdrawal Balance. Please see the annuity prospectus for additional information about qualifying for Bonuses, and the impact of Step-ups and Resets on Bonuses. We do not increase amounts guaranteed under Principal Returns by Bonuses.



      -     Target Amount Adjustment (Income Plus for Life, Income Plus for Life
            - Joint Life). We establish the "Target Date" for the "Target Amount" adjustment described in the annuity prospectus as the later of the end of the first 10 Contract Years following your purchase of the new Rider or the Contract Anniversary on or next following the date the Covered Person (the younger Covered Person, in the case of Income Plus for Life - Joint Life) attains age 70. The Target
            Amount is 200% of the initial Benefit Base for the new Rider. We will increase the Target Amount by 200% of all Additional

            Purchase Payments you make in the first Contract Year following your purchase of the new Rider, and by 100% of all subsequent Additional Purchase Payments you make, subject to our Purchase Payment limits, until the applicable Target Date. In no event, however, will we set a Target Amount in excess of the maximum Benefit Base of $5 million. You must take no withdrawals under your Contract after you purchase the Rider until the applicable Target Date to receive a Target Amount adjustment to the Benefit Base. Please see the annuity prospectus for additional information about the Target Amount adjustment.



      - Accumulation Benefit (Principal Returns). We will establish the "Accumulation Benefit" described in the Principal Returns Rider supplement on the 10th Contract Anniversary following your purchase of the new Rider. If you qualify for the Accumulation Benefit, your Contract Value at the end of this period will equal the greater of
            (a) your initial Guaranteed Withdrawal Balance under the new Rider or (b) your Contract Value plus the sum of all Principal Returns Rider fees paid to date. You must take no withdrawals under your Contract at any time for 10 Contract Years following your purchase of the new Rider to receive an Accumulation Benefit. Please see the annuity prospectus, including the Principal Returns Rider supplement, for additional information about the Accumulation Benefit.



Impact of Purchase Payments



Since the initial guarantees and other benefits under a new guaranteed minimum withdrawal benefit Rider reflect your Contract Value at the time of purchase, the amount we guarantee under a new Rider may be more or less than the amount of any Purchase Payments made before you purchased the new Rider. Please see the annuity prospectus, including the Principal Returns Rider supplement, for additional information about Step-ups and the impact of Additional Purchase Payments you make after you elect to purchase a new Rider.



WHAT IS THE IMPACT OF A NEW GUARANTEED MINIMUM WITHDRAWAL BENEFIT RIDER ON THE DEATH BENEFIT UNDER MY CONTRACT?



Effect of withdrawals



We reduce the death benefit payable under your Contract each time you make a withdrawal. If you purchase an Income Plus for Life or an Income Plus for Life - Joint Life Rider, we will reduce the death benefit on a dollar for dollar basis if you limit your annual withdrawals (including applicable withdrawal charges, if any) to the Lifetime Income Amount for that Rider. If you take annual withdrawals in excess of that amount, we will deduct the entire amount of that withdrawal on a "pro rata" basis (i.e., we reduce the death benefit by a percentage equal to the ratio of the withdrawal amount divided by your Contract Value prior to the withdrawal.) We reduce the death benefit on a pro rata basis under Contracts with a Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up or a Principal Returns Rider. Please see Appendix D for additional information on the effect of withdrawals under a guaranteed minimum withdrawal benefit Rider.



Continuation of Contract after death benefits become payable



Coverage under any of our guaranteed minimum withdrawal benefit Riders ends if the Beneficiary takes the death benefit as a lump sum. In certain circumstances, a Beneficiary may elect to continue a Contract in force after a death benefit becomes payable in lieu of taking the death benefit as a lump sum. The amount of coverage under a guaranteed minimum withdrawal benefit Rider will vary in these circumstances, depending on the Rider you elect to purchase and whether the Beneficiary under the Contract is a spouse (a "spousal Beneficiary"), or someone other than the spouse (a "non-spousal Beneficiary") of the deceased Owner (or deemed "Owner" if the Owner is a non-natural person).



CIRCUMSTANCES WHEN COVERAGE ENDS. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a guaranteed minimum withdrawal benefit Rider ends:



      - (Income Plus for Life) if the deceased Owner is the Covered Person under the Rider.



      - (Income Plus for Life - Joint Life) if the deceased Owner is the last Covered Person under the Rider, or the only remaining Covered Person, under the Rider.



      - (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up) (a) with respect to the Lifetime Income Amount, if the deceased Owner is the Covered Person; and (b) with respect to the Guaranteed Withdrawal Amount, if there is no remaining death benefit or Guaranteed Withdrawal Balance.



      - (Principal Returns) if the Guaranteed Withdrawal Balance is less than zero.



CIRCUMSTANCES WHEN COVERAGE MAY CONTINUE. If the Beneficiary continues a Contract in force following the death of an Owner, coverage under a guaranteed minimum withdrawal benefit Rider may continue:



      - (Income Plus for Life) if the deceased Owner is not the Covered Person under the Rider. We will automatically increase the Benefit Base to equal the initial death benefit we determine, if the death benefit is greater than the Benefit Base prior to our determination. We will also recalculate the Lifetime Income Amount to equal 5% of the recalculated Benefit Base and will assess the Rider Fee based on the recalculated Benefit Base. If the Beneficiary is a spousal Beneficiary, the Rider continues to be eligible for any remaining Bonus amounts and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The Rider does not continue to be eligible for any remaining Bonus amounts and Step-Ups if the Beneficiary is a non-spousal Beneficiary.

      - (Income Plus for Life - Joint Life) only if: (a) the deceased Owner is the first Covered Person under the Rider to die; and either (b) the surviving Covered Person is a spousal Beneficiary or (c) the surviving Covered Person is a spouse of the deceased "Owner" and a tax qualified retirement plan is the non-spousal Beneficiary. If the death benefit is greater than the Contract Value, we will increase the Contract Value to equal the amount of the death benefit (but will not increase the Benefit Base, Lifetime Income Amount, Bonuses or Step-ups).



      - (Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up) (a) with respect to the Lifetime Income Amount, if the deceased Owner is not the Covered Person under the Rider; and
            (b) with respect to the Guaranteed Withdrawal Amount, if the Guaranteed Withdrawal Amount, the death benefit or the Guaranteed Withdrawal Balance is greater than zero. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date of its determination, if it's greater than the Guaranteed Withdrawal Balance. If the Beneficiary is a spousal Beneficiary, the Rider continues to be eligible for any remaining Bonuses and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The Rider does not continue to be eligible for any remaining Bonuses and Step-ups (other than the initial Step-up of the Guaranteed Withdrawal Balance to equal the death benefit) if the Beneficiary is a non-spousal Beneficiary.



      - (Principal Returns) if the Guaranteed Withdrawal Balance is greater than zero. We will Step-up the Guaranteed Withdrawal Balance to equal the death benefit on the date of its determination, if it's greater than the Guaranteed Withdrawal Balance. The Rider continues to be eligible for any remaining Bonus amounts and Step-ups, but we will change the date we determine and apply these benefits to future anniversaries of the date we determine the initial death benefit. The latest Step-up Date will be the Age 95 Contract Anniversary Date based on the earlier of: (a) the date the deceased owner would have attained age 95; or (b) the birthdate of the Beneficiary if that Beneficiary is older than the deceased Owner.



If death occurs during a Rider's "Settlement Phase," however, the only benefits we provide are the remaining settlement payments that may become due under the Rider.



You should carefully review and compare the impact on death benefits under your current guaranteed minimum withdrawal benefit Rider to the impact on death benefits under a different guaranteed minimum withdrawal benefit Rider.

                   Appendix U: Accumulation Unit Value Tables

The following table provides information about Variable Investment Options available under the Contracts described in this Prospectus. We present this information in columns that compare the value of various classes of accumulation units for each Variable Investment Option during the periods shown.


We use accumulation units to measure the value of your investment in a particular Variable Investment Option. Each accumulation unit reflects the value of underlying shares of a particular Portfolio (including dividends and distributions made by that Portfolio), as well as the charges we deduct on a daily basis for Separate Account Annual Expenses (see the Fee Tables section of the Prospectus for additional information on these charges.)


The table contains information on different classes of accumulation units because we deduct different levels of daily charges. In particular, the table shows accumulation units reflecting the daily charges for:

      -     Wealthmark ML3 Contracts with no optional benefit Riders;

      - Wealthmark ML3 Contracts with the Annual Step-up Death Benefit optional benefit Rider;


      - Wealthmark ML3 Contracts with the Enhanced Earnings Death Benefit optional benefit Rider; and


      - Wealthmark ML3 Contracts with the Annual Step-up Death Benefit optional benefit Rider and the Enhanced Earnings Death Benefit optional benefit Rider.


Please note Guaranteed Retirement Income Program II, Guaranteed Retirement Income Program III, Income Plus for Life, Income Plus for Life - Joint Life, Principal Plus, Principal Plus for Life, Principal Plus for Life Plus Automatic Annual Step-up, Principal Returns and the Accelerated Beneficiary Protection Riders are deducted from Contract Value and, therefore, are not reflected in the accumulation unit values.

Wealthmark ML3

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H

       JOHN HANCOCK LIFE INSURANCE COMPANY OF NEW YORK SEPARATE ACCOUNT A

            ACCUMULATION UNIT VALUES- WEALTHMARK ML3 VARIABLE ANNUITY

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
500 INDEX TRUST B - NAV SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.228904        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                 1,262,185        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                   108,137        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.224849        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   418,233        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                   274,258        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.212686        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   860,913        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.208637        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   200,698        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.196498        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   151,793        --        --        --        --        --       --       --       --       --

ACTIVE BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   13.036324        --        --        --        --        --       --       --       --       --
   Value at End of Year     13.127449        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   595,668        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    29,596        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   13.023227        --        --        --        --        --       --       --       --       --
   Value at End of Year     13.109909        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   163,090        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                   166,983        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   12.984002        --        --        --        --        --       --       --       --       --
   Value at End of Year     13.057430        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   407,522        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   12.970947        --        --        --        --        --       --       --       --       --
   Value at End of Year     13.039983        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    85,843        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   12.931885        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.987793        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    70,561        --        --        --        --        --       --       --       --       --

AIM V.I. UTILITIES FUND PORTFOLIO (FORMERLY INVESCO VIF-UTILITIES FUND PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET
INDEX TRUST EFF 5-03-2007) - SERIES I SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          -- 22.190552 19.308088 15.887461 13.749481 12.500000       --       --       --       --
   Value at End of Year            -- 27.386336 22.190552 19.308088 15.887461 13.749481       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    51,594    58,086    43,917    29,487       509       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --     8,683     9,575     9,210     6,681        --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED      ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          -- 22.154734 19.286540 15.877680 13.747885 12.500000       --       --       --       --
   Value at End of Year            -- 27.328514 22.154734 19.286540 15.877680 13.747885       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    12,023    26,382    21,166    24,167     1,823       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    36,532    43,123    34,600    20,038        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          -- 22.047642 19.222027 15.848371 13.743092 12.500000       --       --       --       --
   Value at End of Year            -- 27.155781 22.047642 19.222027 15.848371 13.743092       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    28,950    42,795    29,212    22,690        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          -- 22.012076 19.200571 15.838617 13.741494 12.500000       --       --       --       --
   Value at End of Year            -- 27.098465 22.012076 19.200571 15.838617 13.741494       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --     6,408     8,168     8,675     4,624        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          -- 19.984421 17.457981 14.422808 12.500000        --       --       --       --       --
   Value at End of Year            -- 24.565526 19.984421 17.457981 14.422808        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --     9,200    10,481     9,605     8,079        --       --       --       --       --

ALGER AMERICAN BALANCED PORTFOLIO (SUBSTITUTED WITH JHT INDEX ALLOCATION TRUST EFF 5-03-2007) - CLASS S SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          -- 16.308066 17.695994 14.946458 12.797948 12.500000       --       --       --       --
   Value at End of Year            -- 16.757390 16.308066 17.695994 14.946458 12.797948       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   260,329   368,707    92,140   288,197     7,280       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    28,139    36,092     6,431    24,611        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          -- 16.281712 17.676252 14.937246 12.796458 12.500000       --       --       --       --
   Value at End of Year            -- 16.721966 16.281712 17.676252 14.937246 12.796458       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    79,171   113,502    43,928   168,446    11,414       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    87,717    98,839    35,475    77,986        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          -- 16.203000 17.617102 14.909664 12.791987 12.500000       --       --       --       --
   Value at End of Year            -- 16.616250 16.203000 17.617102 14.909664 12.791987       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   147,685   190,620    56,850   142,331       229       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          -- 16.176838 17.597434 14.900487 12.790498 12.500000       --       --       --       --
   Value at End of Year            -- 16.581152 16.176838 17.597434 14.900487 12.790498       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    25,041    29,220    10,811    25,601     1,820       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          -- 14.986916 15.491503 13.845925 12.500000        --       --       --       --       --
   Value at End of Year            -- 15.338515 14.986916 15.491503 13.845925        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    38,167    33,273     6,362    26,539        --       --       --       --       --

ALGER AMERICAN LEVERAGED ALLCAP PORTFOLIO (SUBSTITUTED WITH JHT ALL CAP CORE TRUST EFF 5-03-2007) - CLASS S SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          -- 19.871082 15.329011 16.673305 12.627840 12.500000       --       --       --       --
   Value at End of Year            -- 23.253042 19.871082 15.329011 16.673305 12.627840       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    72,594    74,521   380,100    47,255     3,904       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --     6,735     6,651    39,200     2,364        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          -- 19.839027 15.311881 16.663049 12.626368 12.500000       --       --       --       --
   Value at End of Year            -- 23.203954 19.839027 15.311881 16.663049 12.626368       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    26,605    57,733   170,993    48,281     1,336       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    45,024    32,285   131,252    21,455        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          -- 19.743114 15.260644 16.632286 12.621953 12.500000       --       --       --       --
   Value at End of Year            -- 23.057263 19.743114 15.260644 16.632286 12.621953       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    50,662    57,644   218,711    36,084        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          -- 19.711227 15.243608 16.622052 12.620485 12.500000       --       --       --       --
   Value at End of Year            -- 23.008554 19.711227 15.243608 16.622052 12.620485       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --     6,497     5,158    32,732     4,927        --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          -- 17.326422 14.143465 14.654864 12.500000        --       --       --       --       --
   Value at End of Year            -- 20.194589 17.326422 14.143465 14.654864        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --     7,599     5,770    34,866     4,922        --       --       --       --       --

ALL CAP CORE TRUST (FORMERLY GROWTH TRUST) - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   17.716825        --        --        --        --        --       --       --       --       --
   Value at End of Year     16.829578        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    63,269        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     9,488        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   19.799291        --        --        --        --        --       --       --       --       --
   Value at End of Year     18.801518        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    19,764        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    48,106        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   19.652086        --        --        --        --        --       --       --       --       --
   Value at End of Year     18.643177        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    39,263        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   19.603279        --        --        --        --        --       --       --       --       --
   Value at End of Year     18.590709        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     8,450        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   21.946551        --        --        --        --        --       --       --       --       --
   Value at End of Year     20.792248        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     4,702        --        --        --        --        --       --       --       --       --

AMERICAN ASSET ALLOCATION TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   17.629067        --        --        --        --        --       --       --       --       --
   Value at End of Year     17.464703        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    18,336        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     1,075        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   17.629019        --        --        --        --        --       --       --       --       --
   Value at End of Year     17.458861        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     3,912        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     9,572        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   12.618536        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.484325        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    15,765        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   17.628827        --        --        --        --        --       --       --       --       --
   Value at End of Year     17.435545        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   12.618397        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.467633        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    15,497        --        --        --        --        --       --       --       --       --

AMERICAN BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   13.204532        --        --        --        --        --       --       --       --       --
   Value at End of Year     13.132858        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     8,036        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   13.192968        --        --        --        --        --       --       --       --       --
   Value at End of Year     13.116997        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     4,926        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       455        --        --        --        --        --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   13.158326        --        --        --        --        --       --       --       --       --
   Value at End of Year     13.069562        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     5,334        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   13.146786        --        --        --        --        --       --       --       --       --
   Value at End of Year     13.053770        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   13.112256        --        --        --        --        --       --       --       --       --
   Value at End of Year     13.006538        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

AMERICAN FUNDAMENTAL HOLDINGS TRUST - CLASS B SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.560659        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    31,962        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.559813        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.557279        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.556435        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.553905        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

AMERICAN GLOBAL DIVERSIFICATION TRUST - CLASS B SHARES (units first credited 11-12-2007)

Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.556037        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     5,820        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.555190        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.552660        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.551819        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.549288        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

AMERICAN GLOBAL GROWTH TRUST - CLASS B SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year   12.984624        --        --        --        --        --       --       --       --       --
   Value at End of Year     13.207762        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     3,951        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       420        --        --        --        --        --       --       --       --       --

Wealthmark ML3

                               YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   12.981152       --       --       --       --       --       --       --       --       --
   Value at End of Year     13.203346       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     2,572       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     7,018       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   12.970760       --       --       --       --       --       --       --       --       --
   Value at End of Year     13.190115       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   12.967302       --       --       --       --       --       --       --       --       --
   Value at End of Year     13.185710       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   12.956920       --       --       --       --       --       --       --       --       --
   Value at End of Year     13.172497       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

AMERICAN GLOBAL SMALL CAPITALIZATION TRUST - CLASS B SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year   13.909432       --       --       --       --       --       --       --       --       --
   Value at End of Year     13.479711       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   13.905711       --       --       --       --       --       --       --       --       --
   Value at End of Year     13.475199       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     2,549       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   13.894580       --       --       --       --       --       --       --       --       --
   Value at End of Year     13.461693       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   13.890881       --       --       --       --       --       --       --       --       --
   Value at End of Year     13.457202       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   13.879759       --       --       --       --       --       --       --       --       --
   Value at End of Year     13.443715       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

AMERICAN GROWTH TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   21.942685       --       --       --       --       --       --       --       --       --
   Value at End of Year     22.614095       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   131,589       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       846       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   21.898898       --       --       --       --       --       --       --       --       --
   Value at End of Year     22.561487       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    64,554       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     1,806       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   21.768071       --       --       --       --       --       --       --       --       --
   Value at End of Year     22.404411       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    86,065       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   21.724620       --       --       --       --       --       --       --       --       --
   Value at End of Year     22.352264       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     2,567       --       --       --       --       --       --       --       --       --

Wealthmark ML3

                               YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   21.594798       --       --       --       --       --       --       --       --       --
   Value at End of Year     22.196606       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       221       --       --       --       --       --       --       --       --       --

AMERICAN GROWTH-INCOME TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   20.424415       --       --       --       --       --       --       --       --       --
   Value at End of Year     19.913628       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    26,615       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   20.383627       --       --       --       --       --       --       --       --       --
   Value at End of Year     19.867263       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    40,969       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     1,326       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   20.261842       --       --       --       --       --       --       --       --       --
   Value at End of Year     19.728931       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    34,493       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   20.221434       --       --       --       --       --       --       --       --       --
   Value at End of Year     19.683069       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     6,053       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   20.100586       --       --       --       --       --       --       --       --       --
   Value at End of Year     19.545976       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     3,465       --       --       --       --       --       --       --       --       --

AMERICAN HIGH-INCOME BOND TRUST - CLASS B SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year   11.985758       --       --       --       --       --       --       --       --       --
   Value at End of Year     11.951061       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   11.982566       --       --       --       --       --       --       --       --       --
   Value at End of Year     11.947056       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   11.972959       --       --       --       --       --       --       --       --       --
   Value at End of Year     11.935083       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   11.969758       --       --       --       --       --       --       --       --       --
   Value at End of Year     11.931100       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   11.960167       --       --       --       --       --       --       --       --       --
   Value at End of Year     11.919135       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

AMERICAN INTERNATIONAL TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   28.943614       --       --       --       --       --       --       --       --       --
   Value at End of Year     31.284032       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    73,905       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     3,275       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   28.885892       --       --       --       --       --       --       --       --       --
   Value at End of Year     31.211299       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    37,385       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     2,080       --       --       --       --       --       --       --       --       --

Wealthmark ML3

                               YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   28.713366       --       --       --       --       --       --       --       --       --
   Value at End of Year     30.994061       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    40,177       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   28.656050       --       --       --       --       --       --       --       --       --
   Value at End of Year     30.921939       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     2,527       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   28.484887       --       --       --       --       --       --       --       --       --
   Value at End of Year     30.706696       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     3,732       --       --       --       --       --       --       --       --       --

AMERICAN NEW WORLD TRUST - CLASS B SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year   14.458819       --       --       --       --       --       --       --       --       --
   Value at End of Year     14.902325       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       586       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       374       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   14.454961       --       --       --       --       --       --       --       --       --
   Value at End of Year     14.897351       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     2,295       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   14.443403       --       --       --       --       --       --       --       --       --
   Value at End of Year     14.882435       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   14.439545       --       --       --       --       --       --       --       --       --
   Value at End of Year     14.877464       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   14.427990       --       --       --       --       --       --       --       --       --
   Value at End of Year     14.862553       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

BLUE CHIP GROWTH TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   15.436994       --       --       --       --       --       --       --       --       --
   Value at End of Year     15.961624       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     4,574       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   16.506383       --       --       --       --       --       --       --       --       --
   Value at End of Year     17.061698       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     2,010       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     5,469       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   16.383658       --       --       --       --       --       --       --       --       --
   Value at End of Year     16.918010       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     5,554       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   16.342918       --       --       --       --       --       --       --       --       --
   Value at End of Year     16.870353       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   18.527099       --       --       --       --       --       --       --       --       --
   Value at End of Year     19.106011       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Wealthmark ML3

                               YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- -------- -------- -------- -------- -------- -------- -------- -------- --------
CAPITAL APPRECIATION TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   13.954595       --       --       --       --       --       --       --       --       --
   Value at End of Year     14.699512       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     1,120       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   15.205498       --       --       --       --       --       --       --       --       --
   Value at End of Year     16.011892       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    11,660       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   15.092456       --       --       --       --       --       --       --       --       --
   Value at End of Year     15.877051       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     2,477       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   15.054933       --       --       --       --       --       --       --       --       --
   Value at End of Year     15.832329       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   18.382379       --       --       --       --       --       --       --       --       --
   Value at End of Year     19.312375       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

CLASSIC VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   17.912872       --       --       --       --       --       --       --       --       --
   Value at End of Year     14.431459       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     1,885       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   17.886013       --       --       --       --       --       --       --       --       --
   Value at End of Year     14.405039       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   17.805749       --       --       --       --       --       --       --       --       --
   Value at End of Year     14.326126       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   17.779065       --       --       --       --       --       --       --       --       --
   Value at End of Year     14.299909       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   17.699272       --       --       --       --       --       --       --       --       --
   Value at End of Year     14.221562       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

CORE EQUITY TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   16.040373       --       --       --       --       --       --       --       --       --
   Value at End of Year     14.151893       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   16.016338       --       --       --       --       --       --       --       --       --
   Value at End of Year     14.125997       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   15.944438       --       --       --       --       --       --       --       --       --
   Value at End of Year     14.048589       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   15.920539       --       --       --       --       --       --       --       --       --
   Value at End of Year     14.022884       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   15.849077        --        --        --        --        --       --       --       --       --
   Value at End of Year     13.946046        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

CREDIT SUISSE TRUST GLOBAL SMALL CAP PORTFOLIO (FORMERLY CREDIT SUISSE TRUST-GLOBAL POST-VENTURE CAPITAL PORTFOLIO)
(SUBSTITUTED WITH JHT INTERNATIONAL EQUITY INDEX TRUST B EFF 5-03-2007) - NAV SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          -- 26.101108 22.845737 19.685474 13.553339 12.500000       --       --       --       --
   Value at End of Year            -- 29.065374 26.101108 22.845737 19.685474 13.553339       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    28,576    35,272    29,679    16,182        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --     1,587     2,595     2,517     1,714        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          -- 26.058984 22.820243 19.673365 13.551769 12.500000       --       --       --       --
   Value at End of Year            -- 29.003996 26.058984 22.820243 19.673365 13.551769       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --     8,838    20,027     6,544     7,350     1,615       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --     7,549     9,143     8,260     5,342        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          -- 25.933056 22.743935 19.637083 13.547045 12.500000       --       --       --       --
   Value at End of Year            -- 28.820675 25.933056 22.743935 19.637083 13.547045       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    17,460    20,724    15,998     9,025        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          -- 25.891202 22.718553 19.625010 13.545468 12.500000       --       --       --       --
   Value at End of Year            -- 28.759824 25.891202 22.718553 19.625010 13.545468       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --       808     1,946       997     1,051        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          -- 22.644064 19.899042 17.215287 12.500000        --       --       --       --       --
   Value at End of Year            -- 25.115304 22.644064 19.899042 17.215287        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --     1,102     1,333     3,721     4,148        --       --       --       --       --

CREDIT SUISSETRUST-EMERGING MARKETS PORTFOLIO (SUBSTITUTED WITH JHT INTERNATIONAL EQUITY INDEX TRUST B EFF 5-03-2007) - NAV
SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          -- 28.988695 23.034941 18.745555 13.338013 12.500000       --       --       --       --
   Value at End of Year            -- 37.787518 28.988695 23.034941 18.745555 13.338013       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    94,989   108,536    89,794    41,627     1,415       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --     2,711     5,372     5,237     4,334        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          -- 28.941907 23.009229 18.734018 13.336460 12.500000       --       --       --       --
   Value at End of Year            -- 37.707740 28.941907 23.009229 18.734018 13.336460       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    29,761    48,262    43,663    30,398     1,931       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    33,244    48,759    37,824    17,461        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          -- 28.802050 22.932281 18.699447 13.331808 12.500000       --       --       --       --
   Value at End of Year            -- 37.469443 28.802050 22.932281 18.699447 13.331808       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    63,775    82,873    68,804    41,011        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          -- 28.755588 22.906689 18.687943 13.330249 12.500000       --       --       --       --
   Value at End of Year            -- 37.390359 28.755588 22.906689 18.687943 13.330249       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --     6,246     8,025     9,152    11,128       189       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          -- 27.215609 21.712365 17.740227 12.500000        --       --       --       --       --
   Value at End of Year            -- 35.335062 27.215609 21.712365 17.740227        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    13,915    11,922    11,714     3,229        --       --       --       --       --

DREYFUS I.P. MIDCAP STOCK PORTFOLIO (SUBSTITUTED WITH JHT MID CAP INDEX TRUST EFF 5-03-2007) - SERVICE SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          -- 21.547849 20.108509 17.897178 13.838308 12.500000       --       --       --       --
   Value at End of Year            -- 22.823080 21.547849 20.108509 17.897178 13.838308       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   283,950   361,351   371,746   204,190    12,405       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    17,777    21,300    21,494     6,884        --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          -- 21.513056 20.086053 17.886154 13.836696 12.500000       --       --       --       --
   Value at End of Year            -- 22.774868 21.513056 20.086053 17.886154 13.836696       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   137,403   207,246   204,305   190,212     5,696       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --   105,765   133,225   128,546    85,434        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          -- 21.409066 20.018865 17.853154 13.831872 12.500000       --       --       --       --
   Value at End of Year            -- 22.630891 21.409066 20.018865 17.853154 13.831872       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   172,284   208,076   204,728   109,344        74       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          -- 21.374547 19.996540 17.842179 13.830261 12.500000       --       --       --       --
   Value at End of Year            -- 22.583149 21.374547 19.996540 17.842179 13.830261       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    14,722    27,561    26,678    24,688       666       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          -- 18.386587 17.226952 15.394109 12.500000        --       --       --       --       --
   Value at End of Year            -- 19.397197 18.386587 17.226952 15.394109        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    39,969    43,018    41,759    38,052        --       --       --       --       --

DREYFUS SOCIALLY RESPONSIBLE GROWTH FUND INC (SUBSTITUTED WITH JHT QUANTITATIVE ALL CAP TRUST EFF 5-03-2007) - SERVICE
SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          -- 18.033028 17.737606 17.022495 13.761587 12.500000       --       --       --       --
   Value at End of Year            -- 19.327700 18.033028 17.737606 17.022495 13.761587       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --     6,278     6,086     5,922     5,792        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --     1,275     2,432     2,585     2,344        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          -- 18.003934 17.717811 17.012020 13.759985 12.500000       --       --       --       --
   Value at End of Year            -- 19.286892 18.003934 17.717811 17.012020 13.759985       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    14,833    10,500    11,409    12,285     1,307       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --     8,266     9,384    16,936     6,583        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          -- 17.916857 17.658505 16.980607 13.755178 12.500000       --       --       --       --
   Value at End of Year            -- 19.164906 17.916857 17.658505 16.980607 13.755178       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    19,606    21,804    22,969    20,277        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          -- 17.887943 17.638805 16.970165 13.753582 12.500000       --       --       --       --
   Value at End of Year            -- 19.124445 17.887943 17.638805 16.970165 13.753582       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --     1,067     1,099     1,099       597        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          -- 15.429405 15.237283 14.681750 12.500000        --       --       --       --       --
   Value at End of Year            -- 16.471305 15.429405 15.237283 14.681750        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --     2,508     2,584     2,624     1,433        --       --       --       --       --

DWS BALANCED VIP (FORMERLY SCUDDER TOTAL RETURN PORTFOLIO) (SUBSTITUTED WITH JHT INDEX ALLOCATION TRUST EFF 5-03-2007) -
CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          -- 16.296307 15.944734 15.240750 13.180398 12.500000       --       --       --       --
   Value at End of Year            -- 17.604880 16.296307 15.944734 15.240750 13.180398       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   169,735   211,422   263,064   178,292     8,885       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    16,507    20,587    26,918    72,857        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          -- 16.270016 15.926938 15.231369 13.178863 12.500000       --       --       --       --
   Value at End of Year            -- 17.567711 16.270016 15.926938 15.231369 13.178863       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    95,835   142,192   164,470   157,021    25,560       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    66,383    78,444    70,192    52,463        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          -- 16.191319 15.873631 15.203245 13.174261 12.500000       --       --       --       --
   Value at End of Year            -- 17.456618 16.191319 15.873631 15.203245 13.174261       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    89,824   121,829   134,532    98,704        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          -- 16.165171 15.855896 15.193872 13.172728 12.500000       --       --       --       --
   Value at End of Year            -- 17.419735 16.165171 15.855896 15.193872 13.172728       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    45,558    52,490    60,853    42,982     5,510       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          -- 14.576573 14.319098 13.741888 12.500000        --       --       --       --       --
   Value at End of Year            -- 15.684367 14.576573 14.319098 13.741888        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    31,912    32,609    43,671    36,506        --       --       --       --       --

DWS BLUE CHIP VIP (FORMERLY SCUDDER BLUE CHIP PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          -- 20.604689 19.097553 16.802492 13.475342 12.500000       --       --       --       --
   Value at End of Year            -- 23.346352 20.604689 19.097553 16.802492 13.475342       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   226,012   249,612   258,874   110,482     5,238       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    37,170    47,550    49,637    24,103        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          -- 20.571437 19.076241 16.792152 13.473780 12.500000       --       --       --       --
   Value at End of Year            -- 23.297065 20.571437 19.076241 16.792152 13.473780       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    44,162    88,045    90,235    77,659     2,598       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    75,188    95,205    98,946    58,217        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          -- 20.471992 19.012435 16.761158 13.469073 12.500000       --       --       --       --
   Value at End of Year            -- 23.149804 20.471992 19.012435 16.761158 13.469073       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   193,596   216,795   180,119    74,026       149       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          -- 20.438928 18.991197 16.750839 14.717109 12.500000       --       --       --       --
   Value at End of Year            -- 23.100891 20.438928 18.991197 16.750839 13.467503       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    28,990    33,878    33,066    21,653        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          -- 18.251404 16.983992 15.002953 12.500000        --       --       --       --       --
   Value at End of Year            -- 20.597635 18.251404 16.983992 15.002953        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    30,227    30,527    31,439    21,845        --       --       --       --       --

DWS BOND VIP (FORMERLY SVS BOND PORTFOLIO) (SUBSTITUTED WITH JHT BOND INDEX TRUST A EFF 5-03-2007)(NOW TOTAL BOND MARKET
TRUST A) - CLASS B SHARES (units first credited 9-16-2005)

Contracts with no Optional Benefits
   Value at Start of Year          -- 12.525729 12.500000        --        --        --       --       --       --       --
   Value at End of Year            -- 12.854269 12.525729        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    17,520     2,217        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --       863        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          -- 12.521580 12.500000        --        --        --       --       --       --       --
   Value at End of Year            -- 12.843607 12.521580        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    32,689    10,122        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          -- 12.509144 12.500000        --        --        --       --       --       --       --
   Value at End of Year            -- 12.811677 12.509144        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --     6,609     6,111        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          -- 12.504990        --        --        --        --       --       --       --       --
   Value at End of Year            -- 12.769187        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --       752        --        --        --        --       --       --       --       --

DWS CAPITAL GROWTH VIP (FORMERLY SCUDDER CAPITAL GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT 500 INDEX TRUST B EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          -- 19.202076 17.989187 17.004404 13.664030 12.500000       --       --       --       --
   Value at End of Year            -- 20.432019 19.202076 17.989187 17.004404 13.664030       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   797,758   652,355   203,532   104,484     3,571       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    84,880    52,673    14,987     6,422        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          -- 19.171079 17.969098 16.993933 13.662440 12.500000       --       --       --       --
   Value at End of Year            -- 20.388882 19.171079 17.969098 16.993933 13.662440       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   215,656   208,823    85,675    80,902     4,372       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --   162,624   130,128    46,507    29,790        --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          -- 19.078380 17.908975 16.962566 13.657668 12.500000       --       --       --       --
   Value at End of Year            -- 20.259953 19.078380 17.908975 16.962566 13.657668       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   587,632   436,457   102,830    50,669        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          -- 19.047597 17.888988 16.952127 13.656079 12.500000       --       --       --       --
   Value at End of Year            -- 20.217184 19.047597 17.888988 16.952127 13.656079       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    70,676    44,171    16,100    15,682        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          -- 16.283035 15.315471 14.535228 12.500000        --       --       --       --       --
   Value at End of Year            -- 17.257023 16.283035 15.315471 14.535228        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   139,646    56,918    20,395    10,952        --       --       --       --       --

DWS CONSERVATIVE ALLOCATION VIP (FORMERLY SCUDDER INCOME & GROWTH STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE
MODERATE TRUST EFF 12-12-2007) - CLASS B SHARES (units first credited 8-16-2004)

Contracts with no Optional Benefits
   Value at Start of Year          -- 13.596594 13.242763 12.500000        --        --       --       --       --       --
   Value at End of Year            -- 14.552866 13.596594 13.242763        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   650,881   659,423   199,338        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    68,738    46,225     1,357        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          -- 13.587284 13.240279 12.500000        --        --       --       --       --       --
   Value at End of Year            -- 14.535663 13.587284 13.240279        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    17,308        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --   177,499   146,982    54,506        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          -- 13.559333 13.232832 12.500000        --        --       --       --       --       --
   Value at End of Year            -- 14.484068 13.559333 13.232832        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   554,725   460,756    93,811        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          -- 13.550036 13.230348 12.500000        --        --       --       --       --       --
   Value at End of Year            -- 14.466922 13.550036 13.230348        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --     1,454        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          -- 13.522177 13.222909 12.500000        --        --       --       --       --       --
   Value at End of Year            -- 14.415611 13.522177 13.222909        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    33,017    32,776    16,835        --        --       --       --       --       --

DWS CORE FIXED INCOME VIP (FORMERLY SCUDDER FIXED INCOME PORTFOLIO) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year   13.669886 13.375810 13.350525 13.038355 12.653080 12.500000       --       --       --       --
   Value at End of Year     13.948588 13.669886 13.375810 13.350525 13.038355 12.653080       --       --       --       --
   Wealthmark ML3 No. of
      Units                   746,168 1,163,963 1,339,463 1,340,821   629,858    15,344       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    39,350    91,565    73,130    71,271    62,200        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   13.641014 13.354221 13.335619 13.030324 12.651613 12.500000       --       --       --       --
   Value at End of Year     13.912140 13.641014 13.354221 13.335619 13.030324 12.651613       --       --       --       --
   Wealthmark ML3 No. of
      Units                   255,277   303,397   469,960   491,816   501,320    29,070       --       --       --       --
   NYWealthmark ML3 No. of
      Units                   170,481   245,062   272,901   274,889   139,561        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   13.554708 13.289591 13.290954 13.006236 12.647192 12.500000       --       --       --       --
   Value at End of Year     13.803285 13.554708 13.289591 13.290954 13.006236 12.647192       --       --       --       --
   Wealthmark ML3 No. of
      Units                   398,896   657,721   704,236   671,242    63,531        81       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   13.526076 13.268137 13.276119 12.998224 12.645718 12.500000       --       --       --       --
   Value at End of Year     13.767205 13.526076 13.268137 13.276119 12.998224 12.645718       --       --       --       --
   Wealthmark ML3 No. of
      Units                   199,527   204,208   208,866   203,422   150,022     1,643       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   13.066441 12.836449 12.863403 12.613118 12.500000        --       --       --       --       --
   Value at End of Year     13.279335 13.066441 12.836449 12.863403 12.613118        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    61,535    98,488    94,579    94,161    43,047        --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
DWS DAVIS VENTURE VALUE VIP (FORMERLY SVS DAVIS VENTURE VALUE PORTFOLIO) (SUBSTITUTED WITH JHT FUNDAMENTAL VALUE TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          -- 21.127700 19.663551 17.942923 14.094759 12.500000       --       --       --       --
   Value at End of Year            -- 23.763380 21.127700 19.663551 17.942923 14.094759       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   473,098   533,255   542,866   255,072     7,278       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    53,458    60,398    57,154    28,434        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          -- 21.093602 19.641591 17.931869 14.093117 12.500000       --       --       --       --
   Value at End of Year            -- 23.713207 21.093602 19.641591 17.931869 14.093117       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   173,039   233,377   234,717   213,631     8,692       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --   185,585   223,402   206,311    95,807        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          -- 20.991640 19.575887 17.898785 14.088206 12.500000       --       --       --       --
   Value at End of Year            -- 23.563318 20.991640 19.575887 17.898785 14.088206       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   290,857   357,567   345,565   158,768        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          -- 20.957754 19.554040 17.887773 14.086566 12.500000       --       --       --       --
   Value at End of Year            -- 23.513560 20.957754 19.554040 17.887773 14.086566       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    30,019    34,357    34,313    35,136       422       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          -- 17.903461 16.729316 15.326777 12.500000        --       --       --       --       --
   Value at End of Year            -- 20.056782 17.903461 16.729316 15.326777        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    61,196    63,245    63,755    32,030        --       --       --       --       --

DWS DREMAN FINANCIAL SERVICES VIP (FORMERLY SVS DREMAN FINANCIAL SERVICES PORTFOLIO) (MERGED INTO DWS DREMAN HIGH RETURN
EQUITY VIP EFF 9-15-2006) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          --        -- 20.119580 18.345784 14.602147 12.500000       --       --       --       --
   Value at End of Year            --        -- 19.700685 20.119580 18.345784 14.602147       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --   127,484   126,618    55,303     6,278       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --        --    12,730    13,197     9,732        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          --        -- 20.097117 18.334497 14.600449 12.500000       --       --       --       --
   Value at End of Year            --        -- 19.668881 20.097117 18.334497 14.600449       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --    69,777    80,552    83,453     5,063       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --        --    57,332    49,030    27,421        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          --        -- 20.029882 18.300655 14.595358 12.500000       --       --       --       --
   Value at End of Year            --        -- 19.573778 20.029882 18.300655 14.595358       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --    78,245    83,371    50,453        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          --        -- 20.007532 18.289396 14.593659 12.500000       --       --       --       --
   Value at End of Year            --        -- 19.542198 20.007532 18.289396 14.593659       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --    13,346    12,188     7,210       496       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          --        -- 15.853784 14.514166 12.500000        --       --       --       --       --
   Value at End of Year            --        -- 15.461920 15.853784 14.514166        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --     7,574    13,071    12,376        --       --       --       --       --

DWS DREMAN HIGH RETURN EQUITY VIP (FORMERLY SVS DREMAN HIGH RETURN EQUITY PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE ALL
CAP TRUST EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          -- 22.268262 21.055478 18.839379 14.566380 12.500000       --       --       --       --
   Value at End of Year            -- 25.893923 22.268262 21.055478 18.839379 14.566380       --       --       --       --
   Wealthmark ML3 No. of
      Units                        -- 1,064,597   908,978   908,361   517,412    30,795       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    82,888    62,910    50,619    31,935        --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          -- 22.232311 21.031961 18.827775 14.564687 12.500000       --       --       --       --
   Value at End of Year            -- 25.839227 22.232311 21.031961 18.827775 14.564687       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   444,834   528,058   517,778   515,075    19,424       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --   274,838   200,184   179,443    97,274        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          -- 22.124863 20.961633 18.793042 14.559609 12.500000       --       --       --       --
   Value at End of Year            -- 25.675919 22.124863 20.961633 18.793042 14.559609       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   680,120   540,654   555,787   300,122       139       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          -- 22.089150 20.938239 18.781491 14.557921 12.500000       --       --       --       --
   Value at End of Year            -- 25.621698 22.089150 20.938239 18.781491 14.557921       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   201,578   198,992   199,812   182,964     4,434       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          -- 18.462238 17.526483 15.744807 12.500000        --       --       --       --       --
   Value at End of Year            -- 21.382773 18.462238 17.526483 15.744807        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   148,920   120,973   112,444    73,073        --       --       --       --       --

DWS DREMAN SMALL CAP VALUE VIP (FORMERLY SVS DREMAN SMALL CAP VALUE PORTFOLIO) (SUBSTITUTED WITH JHT SMALL CAP INDEX TRUST
EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          -- 25.352160 23.476362 19.014587 13.646946 12.500000       --       --       --       --
   Value at End of Year            -- 31.071304 25.352160 23.476362 19.014587 13.646946       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   353,528   427,757   443,462   250,468    19,492       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    26,206    30,903    29,719    14,511        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          -- 25.311219 23.450134 19.002865 13.645356 12.500000       --       --       --       --
   Value at End of Year            -- 31.005669 25.311219 23.450134 19.002865 13.645356       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   169,578   300,996   289,488   255,377    11,420       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    86,341   113,906   111,741    58,615        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          -- 25.188897 23.371730 18.967820 13.640594 12.500000       --       --       --       --
   Value at End of Year            -- 30.809723 25.188897 23.371730 18.967820 13.640594       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   238,845   285,639   266,611   137,071        38       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          -- 25.148251 23.345640 18.956153 13.639007 12.500000       --       --       --       --
   Value at End of Year            -- 30.744675 25.148251 23.345640 18.956153 13.639007       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    49,449    61,426    65,553    64,722     3,025       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          -- 21.845633 20.310102 16.516165 12.500000        --       --       --       --       --
   Value at End of Year            -- 26.667189 21.845633 20.310102 16.516165        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    61,803    66,655    61,601    35,776        --       --       --       --       --

DWS EQUITY 500 INDEX VIP (FORMERLY SCUDDER VIT EQUITY 500 INDEX PORTFOLIO) - CLASS B SHARES (units first credited
9-16-2005)

Contracts with no Optional Benefits
   Value at Start of Year   22.086438 19.489590 12.500000        --        --        --       --       --       --       --
   Value at End of Year     22.776109 22.086438 19.489590        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   227,829   346,979   448,901        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    16,380    28,006    63,809        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   22.039777 19.458124 12.500000        --        --        --       --       --       --       --
   Value at End of Year     22.716567 22.039777 19.458124        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   101,776   181,305   211,698        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                   138,269   202,741   232,276        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   21.900460 19.364052 12.500000        --        --        --       --       --       --       --
   Value at End of Year     22.538948 21.900460 19.364052        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   111,755   217,280   198,500        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   21.854207 19.332798 12.500000        --        --        --       --       --       --       --
   Value at End of Year     22.480052 21.854207 19.332798        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    83,462    88,380   106,118        --        --        --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   18.495223 16.385842 12.500000        --        --        --       --       --       --       --
   Value at End of Year     18.996202 18.495223 16.385842        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    53,083    66,282    76,440        --        --        --       --       --       --       --

DWS GLOBAL OPPORTUNITIES VIP (FORMERLY SCUDDER GLOBAL DISCOVERY PORTFOLIO) (SUBSTITUTED WITH JHT GLOBAL TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          -- 29.478783 25.382831 20.959795 14.323107 12.500000       --       --       --       --
   Value at End of Year            -- 35.342299 29.478783 25.382831 20.959795 14.323107       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   130,357   141,483   125,402    48,061     1,397       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --     6,166     6,020     6,468     3,304        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          -- 29.431225 25.354506 20.946907 14.321443 12.500000       --       --       --       --
   Value at End of Year            -- 35.267686 29.431225 25.354506 20.946907 14.321443       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    38,461    58,308    36,969    36,537     3,797       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --     3,223    39,558    24,758    11,343        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          -- 29.288984 25.269717 20.908264 14.316452 12.500000       --       --       --       --
   Value at End of Year            -- 35.044782 29.288984 25.269717 20.908264 14.316452       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    62,189    70,299    52,156    23,743        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          -- 29.241717 25.241513 20.895405 14.314791 12.500000       --       --       --       --
   Value at End of Year            -- 34.970786 29.241717 25.241513 20.895405 14.314791       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    34,087    37,857    37,368    34,209        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          -- 23.866956 20.632821 17.105940 12.500000        --       --       --       --       --
   Value at End of Year            -- 28.500333 23.866956 20.632821 17.105940        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    20,135    22,214    20,638    15,023        --       --       --       --       --

DWS GLOBAL THEMATIC VIP (FORMERLY SCUDDER GLOBAL BLUE CHIP PORTFOLIO) (SUBSTITUTED WITH JHT GLOBAL TRUST EFF 5-03-2007) -
CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          -- 23.409063 19.426902 17.275013 13.617940 12.500000       --       --       --       --
   Value at End of Year            -- 29.855028 23.409063 19.426902 17.275013 13.617940       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    82,513    93,386    82,174    52,696       690       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    12,756    20,000    20,663    12,509        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          -- 23.371291 19.405219 17.264383 13.616358 12.500000       --       --       --       --
   Value at End of Year            -- 29.791999 23.371291 19.405219 17.264383 13.616358       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    40,299    49,463    39,657    39,728     1,208       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    24,460    49,087    21,540    15,610        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          -- 23.258313 19.340299 17.232515 13.611606 12.500000       --       --       --       --
   Value at End of Year            -- 29.603695 23.258313 19.340299 17.232515 13.611606       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    52,772    53,259    42,511    21,767        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          -- 23.220774 19.318708 17.221904 13.610021 12.500000       --       --       --       --
   Value at End of Year            -- 29.541188 23.220774 19.318708 17.221904 13.610021       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --     6,338     6,928     8,144     7,338        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          -- 21.324683 17.767782 15.863150 12.500000        --       --       --       --       --
   Value at End of Year            -- 27.088478 21.324683 17.767782 15.863150        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --     8,458     8,466     6,033     4,222        --       --       --       --       --

DWS GOVERNMENT & AGENCY SECURITIES VIP (FORMERLY SCUDDER GOVERNMENT & AGENCY SECURITIES PORTFOLIO)

(SUBSTITUTED WITH JHT MONEY MARKET TRUST B EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          -- 12.913340 12.840019 12.630000 12.609447 12.500000       --       --       --       --
   Value at End of Year            -- 13.177862 12.913340 12.840019 12.630000 12.609447       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   389,787 1,194,306 1,236,916   613,208    54,665       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    19,928    38,215    34,689    21,177        --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          -- 12.892480 12.825671 12.622215 12.607976 12.500000       --       --       --       --
   Value at End of Year            -- 13.150020 12.892480 12.825671 12.622215 12.607976       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   182,516   285,666   313,687   426,963    46,033       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    77,756    96,255    99,313    77,214        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          -- 12.830117 12.782733 12.598887 12.603573 12.500000       --       --       --       --
   Value at End of Year            -- 13.066838 12.830117 12.782733 12.598887 12.603573       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   146,221   191,099   223,548   161,818     8,466       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          -- 12.809374 12.768438 12.591122 12.602109 12.500000       --       --       --       --
   Value at End of Year            -- 13.039216 12.809374 12.768438 12.591122 12.602109       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    51,898    65,757    70,453    81,841     6,170       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          -- 12.619733 12.598247 12.441999 12.500000        --       --       --       --       --
   Value at End of Year            -- 12.826969 12.619733 12.598247 12.441999        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    44,605    48,609    42,959    63,586        --       --       --       --       --

DWS GROWTH & INCOME VIP (FORMERLY SCUDDER GROWTH AND INCOME PORTFOLIO) (SUBSTITUTED WITH JHT 500 INDEX TRUST B EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          -- 19.105866 18.369714 17.012338 13.666929 12.500000       --       --       --       --
   Value at End of Year            -- 21.290015 19.105866 18.369714 17.012338 13.666929       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   254,047   288,561   215,234    89,983     4,539       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    20,617    22,319    33,157     9,182        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          -- 19.075024 18.349213 17.001872 13.665335 12.500000       --       --       --       --
   Value at End of Year            -- 21.245050 19.075024 18.349213 17.001872 13.665335       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   123,205   157,919    81,146    73,891     6,457       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    90,119    91,715    73,935    27,906        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          -- 18.982819 18.287843 16.970493 13.660571 12.500000       --       --       --       --
   Value at End of Year            -- 21.110762 18.982819 18.287843 16.970493 13.660571       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   164,942   171,714   119,873    38,618       145       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          -- 18.952177 18.267412 16.960034 13.658976 12.500000       --       --       --       --
   Value at End of Year            -- 21.066170 18.952177 18.267412 16.960034 13.658976       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    56,234    64,740    12,479    12,381        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          -- 16.345530 15.778530 14.671334 12.500000        --       --       --       --       --
   Value at End of Year            -- 18.141621 16.345530 15.778530 14.671334        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    42,071    41,765    34,892    28,496        --       --       --       --       --

DWS GROWTH ALLOCATION VIP (FORMERLY SCUDDER GROWTH STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE GROWTH TRUST EFF
12-12-07) - CLASS B SHARES (units first credited 8-16-2004)

Contracts with no Optional Benefits
   Value at Start of Year          -- 14.289924 13.702437 12.500000        --        --       --       --       --       --
   Value at End of Year            -- 15.836512 14.289924 13.702437        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        -- 2,770,704 2,995,589   549,614        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --   248,357   211,262    41,752        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          -- 14.280125 13.699866 12.500000        --        --       --       --       --       --
   Value at End of Year            -- 15.817775 14.280125 13.699866        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    15,254    30,881    13,412        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --   607,275   634,841   196,782        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          -- 14.250751 13.692158 12.500000        --        --       --       --       --       --
   Value at End of Year            -- 15.761628 14.250751 13.692158        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        -- 2,386,881 2,878,052   851,901        --        --       --       --       --       --

Wealthmark ML3

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                             ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                            12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            -------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year         -- 14.240979 13.689588 12.500000        --        --       --       --       --       --
   Value at End of Year           -- 15.742981 14.240979 13.689588        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --     5,468     7,367        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year         -- 14.211708 13.681896 12.500000        --        --       --       --       --       --
   Value at End of Year           -- 15.687136 14.211708 13.681896        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    95,492    95,771    29,365        --        --       --       --       --       --

DWS HEALTH CARE VIP (FORMERLY SCUDDER HEALTH SCIENCES PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year         -- 19.479041 18.325125 17.066587 13.024572 12.500000       --       --       --       --
   Value at End of Year           -- 20.267019 19.479041 18.325125 17.066587 13.024572       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    95,647   119,727   132,572    72,017     5,869       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --    14,895    17,983    17,733    11,693        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year         -- 19.447585 18.304664 17.056079 13.023056 12.500000       --       --       --       --
   Value at End of Year           -- 20.224204 19.447585 18.304664 17.056079 13.023056       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    41,673    77,854    84,919    78,571     4,413       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --    69,791    80,140    70,620    45,296        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year         -- 19.353561 18.243427 17.024611 13.018514 12.500000       --       --       --       --
   Value at End of Year           -- 20.096327 19.353561 18.243427 17.024611 13.018514       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    83,088    90,519   104,436    51,011        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year         -- 19.322303 18.223050 17.014119 13.016994 12.500000       --       --       --       --
   Value at End of Year           -- 20.053864 19.322303 18.223050 17.014119 13.016994       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    12,321    20,471    22,627    13,878       559       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year         -- 16.815387 15.882498 14.851180 12.500000        --       --       --       --       --
   Value at End of Year           -- 17.425939 16.815387 15.882498 14.851180        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    13,139    15,398    21,072    20,249        --       --       --       --       --

DWS HIGH INCOME VIP (FORMERLY SCUDDER HIGH INCOME PORTFOLIO) (SUBSTITUTED WITH JHT ACTIVE BOND TRUST EFF 5-03-2007) -
CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year         -- 18.183705 17.875211 16.214878 13.278660 12.500000       --       --       --       --
   Value at End of Year           -- 19.695884 18.183705 17.875211 16.214878 13.278660       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --   404,615   532,529   618,499   509,453    14,158       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --    19,310     2,384    31,347    16,706        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year         -- 18.154357 17.855269 16.204901 13.277116 12.500000       --       --       --       --
   Value at End of Year           -- 19.654304 18.154357 17.855269 16.204901 13.277116       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --   157,439   227,019   293,153   305,817    27,805       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --    93,474   110,349   139,187    82,546        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year         -- 18.066554 17.795511 16.174982 13.272482 12.500000       --       --       --       --
   Value at End of Year           -- 19.530005 18.066554 17.795511 16.174982 13.272482       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --   231,967   266,362   154,093   198,132        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year         -- 18.037392 17.775650 16.165026 13.270938 12.500000       --       --       --       --
   Value at End of Year           -- 19.488758 18.037392 17.775650 16.165026 13.270938       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    58,770    63,910    66,331    55,532       832       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year         -- 15.343766 15.143753 13.792324 12.500000        --       --       --       --       --
   Value at End of Year           -- 16.553622 15.343766 15.143753 13.792324        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    62,848    64,500    84,668    62,990        --       --       --       --       --

Wealthmark ML3

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                             ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                            12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            -------- --------- --------- --------- --------- --------- -------- -------- -------- --------
DWS INCOME ALLOCATION VIP (FORMERLY SCUDDER CONSERVATIVE INCOME STRATEGY PORTFOLIO) (MERGED INTO DWS CONSERVATIVE
ALLOCATION VIP EFF 9-15-2006) - CLASS B SHARES (units first credited 8-16-2004)

Contracts with no Optional Benefits
   Value at Start of Year         --        -- 13.031564 12.500000        --        --       --       --       --       --
   Value at End of Year           --        -- 13.271571 13.031564        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --   106,688    28,399        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --        --    26,228        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year         --        -- 13.029123 12.500000        --        --       --       --       --       --
   Value at End of Year           --        -- 13.262468 13.029123        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --    18,029        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --        --    26,391        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year         --        -- 13.021790 12.500000        --        --       --       --       --       --
   Value at End of Year           --        -- 13.235200 13.021790        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --   104,639     6,918        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year         --        --        -- 12.500000        --        --       --       --       --       --
   Value at End of Year           --        --        -- 13.019344        --        --       --       --       --       --
   No. of Units                   --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year         --        -- 13.012018 12.500000        --        --       --       --       --       --
   Value at End of Year           --        -- 13.198909 13.012018        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --     2,942        --        --        --       --       --       --       --

DWS INTERNATIONAL SELECT EQUITY VIP (FORMERLY SCUDDER INTERNATIONAL SELECT EQUITY PORTFOLIO) (SUBSTITUTED WITH JHT
INTERNATIONAL EQUITY INDEX TRUST B EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year         -- 22.409959 19.984631 17.242201 13.543828 12.500000       --       --       --       --
   Value at End of Year           -- 27.567841 22.409959 19.984631 17.242201 13.543828       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --   268,086   308,800   311,334   140,781     5,208       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --    21,432    42,169    23,410    10,380        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year         -- 22.373781 19.962315 17.231578 13.542248 12.500000       --       --       --       --
   Value at End of Year           -- 27.509626 22.373781 19.962315 17.231578 13.542248       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --   101,153   150,540   145,660   133,915     1,326       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --    83,782    79,326    75,544    27,246        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year         -- 22.265628 19.895551 17.199779 13.537530 12.500000       --       --       --       --
   Value at End of Year           -- 27.335729 22.265628 19.895551 17.199779 13.537530       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --   144,125   172,552   170,627    49,615        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year         -- 22.229675 19.873336 17.189189 13.535953 12.500000       --       --       --       --
   Value at End of Year           -- 27.277981 22.229675 19.873336 17.189189 13.535953       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    87,097    97,955    99,809    73,354       689       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year         -- 20.718982 18.550479 16.069136 12.500000        --       --       --       --       --
   Value at End of Year           -- 25.386220 20.718982 18.550479 16.069136        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    40,338    50,334    36,089    18,838        --       --       --       --       --

DWS INTERNATIONAL VIP (FORMERLY SCUDDER INTERNATIONAL PORTFOLIO) (SUBSTITUTED WITH JHT INTERNATIONAL VALUE TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year         -- 21.767100 19.122918 16.725489 13.334235 12.500000       --       --       --       --
   Value at End of Year           -- 26.859209 21.767100 19.122918 16.725489 13.334235       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --   277,435   311,749   323,239   100,782     7,802       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --    34,819    32,982    32,228    15,133        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year         -- 21.731956 19.101569 16.715194 13.332685 12.500000       --       --       --       --
   Value at End of Year           -- 26.802471 21.731956 19.101569 16.715194 13.332685       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    69,894   101,903   101,286    93,700     9,752       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --    74,458    80,482   104,641    47,796        --       --       --       --       --

Wealthmark ML3

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                             ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                            12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            -------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year         -- 21.626894 19.037659 16.684339 13.328040 12.500000       --       --       --       --
   Value at End of Year           -- 26.633047 21.626894 19.037659 16.684339 13.328040       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --   273,486   291,380   269,088    94,320        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year         -- 21.591983 19.016402 16.674061 13.326481 12.500000       --       --       --       --
   Value at End of Year           -- 26.576803 21.591983 19.016402 16.674061 13.326481       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    19,801    23,003    26,146    24,853     1,097       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year         -- 20.278472 17.886306 15.706761 12.500000        --       --       --       --       --
   Value at End of Year           -- 24.922757 20.278472 17.886306 15.706761        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    36,982    38,567    44,534    14,945        --       --       --       --       --

DWS JANUS GROWTH & INCOME VIP (FORMERLY SVS JANUS GROWTH & INCOME PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE ALL CAP
TRUST EFF 5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year         -- 19.892367 18.102296 16.567538 13.532412 12.500000       --       --       --       --
   Value at End of Year           -- 21.129880 19.892367 18.102296 16.567538 13.532412       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --   271,077   304,158   261,735   136,923     4,260       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --    22,855    32,158    26,345    10,721        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year         -- 19.860258 18.082086 16.557342 13.530838 12.500000       --       --       --       --
   Value at End of Year           -- 21.085262 19.860258 18.082086 16.557342 13.530838       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    98,219   126,807   127,576   127,278     6,019       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --    38,454    51,449    45,832    31,296        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year         -- 19.764224 18.021573 16.526765 13.526110 12.500000       --       --       --       --
   Value at End of Year           -- 20.951929 19.764224 18.021573 16.526765 13.526110       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --   194,454   219,832   175,889    74,617        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year         -- 19.732318 18.001455 16.516586 13.524537 12.500000       --       --       --       --
   Value at End of Year           -- 20.907688 19.732318 18.001455 16.516586 13.524537       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    21,950    29,470    29,122    29,948     1,127       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year         -- 17.177104 15.693817 14.420970 12.500000        --       --       --       --       --
   Value at End of Year           -- 18.173065 17.177104 15.693817 14.420970        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    19,874    23,123    24,256    18,510        --       --       --       --       --

DWS JANUS GROWTH OPPORTUNITIES VIP (FORMERLY SVS JANUS GROWTH OPPORTUNITIES PORTFOLIO) (MERGED INTO DWS CAPITAL GROWTH
ALLOCATION VIP EFF 12-08-2006)(NOW LIFESTYLE GROWTH TRUST) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year         --        -- 18.981257 17.198006 13.849786 12.500000       --       --       --       --
   Value at End of Year           --        -- 20.001846 18.981257 17.198006 13.849786       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --    87,125    58,106    44,937     2,554       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --        --    40,674     4,273     2,064        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year         --        -- 18.960063 17.187413 13.848177 12.500000       --       --       --       --
   Value at End of Year           --        -- 19.969562 18.960063 17.187413 13.848177       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --    35,559    32,694    36,748     1,485       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --        --    14,764    13,106    10,161        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year         --        -- 18.896649 16.526765 13.526110 12.500000       --       --       --       --
   Value at End of Year           --        -- 19.873037 18.896649 16.526765 13.526110       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --    48,547    61,632    41,597        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year         --        -- 18.875558 17.145147 13.841733 12.500000       --       --       --       --
   Value at End of Year           --        -- 19.840962 18.875558 17.145147 13.841733       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --    17,907    19,718    19,367     2,812       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year         --        -- 15.998950 14.554111 12.500000        --       --       --       --       --
   Value at End of Year           --        -- 16.792110 15.998950 14.554111        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --    37,551    14,969    11,907        --       --       --       --       --

Wealthmark ML3

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                             ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                            12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            -------- --------- --------- --------- --------- --------- -------- -------- -------- --------
DWS LARGE CAP VALUE VIP (FORMERLY SCUDDER LARGE CAP VALUE PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE VALUE TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year         -- 19.613598 19.629625 18.200872 13.997728 12.500000       --       --       --       --
   Value at End of Year           -- 22.180143 19.613598 19.629625 18.200872 13.997728       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --   365,253   421,484   421,394   133,082    13,000       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --    17,200    22,948    49,465    11,078        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year         -- 19.581942 19.607720 18.189667 13.996098 12.500000       --       --       --       --
   Value at End of Year           -- 22.133319 19.581942 19.607720 18.189667 13.996098       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    71,140   141,183   143,416   128,649     9,721       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --    79,738    92,804    88,127    54,536        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year         -- 18.764823 19.542114 18.156094 13.991219 12.500000       --       --       --       --
   Value at End of Year           -- 21.178048 18.764823 19.542114 18.156094 13.991219       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --   193,453   234,362   239,378   120,189        36       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year         -- 19.455829 19.520328 18.144939 13.989593 12.500000       --       --       --       --
   Value at End of Year           -- 21.946971 19.455829 19.520328 18.144939 13.989593       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    12,449    15,089    14,737    14,419     2,476       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year         -- 16.551570 16.631297 15.482726 12.500000        --       --       --       --       --
   Value at End of Year           -- 18.642947 16.551570 16.631297 15.482726        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    19,849    26,932    35,382    12,016        --       --       --       --       --

DWS LEGG MASON AGGRESSIVE GROWTH VIP (FORMERLY SCUDDER SALOMON AGGRESSIVE GROWTH PORTFOLIO) (MERGED INTO DWS CAPITAL
GROWTH PORTFOLIO VIP EFF 12-08-2006) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year         --        -- 19.695990 19.154630 14.397062 12.500000       --       --       --       --
   Value at End of Year           --        -- 23.386375 20.997452 19.154630 14.397062       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --    49,319    44,644    31,995     1,443       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --        --     3,302    28,017     1,737        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year         --        -- 19.674020 19.142849 14.395388 12.500000       --       --       --       --
   Value at End of Year           --        -- 23.348623 20.974012 19.142849 14.395388       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --    23,160    25,322    22,378        69       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --        --    20,162    13,327     7,317        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year         --        -- 19.608200 19.107541 14.390377 12.500000       --       --       --       --
   Value at End of Year           --        -- 23.235771 20.903862 19.107541 14.390377       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --    31,057    31,258    28,153        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year         --        -- 19.586319 19.095788 14.388700 12.500000       --       --       --       --
   Value at End of Year           --        -- 23.198283 20.880543 19.095788 14.388700       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --    17,674    17,743    17,203       279       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year         --        -- 15.354185 15.458597 12.500000        --       --       --       --       --
   Value at End of Year           --        -- 18.723459 16.878005 15.458597        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --    10,071    13,523     5,133        --       --       --       --       --

DWS MERCURY LARGE CAP CORE VIP (FORMERLY SCUDDER MERCURY LARGE CAP CORE PORTFOLIO) (MERGED INTO DWS GROWTH & INCOME VIP
EFF 12-08-2006) - CLASS B SHARES (units first credited 11-15-2004)

Contracts with no Optional Benefits
   Value at Start of Year         --        -- 12.960554 12.500000        --        --       --       --       --       --
   Value at End of Year           --        -- 14.377812 12.960554        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --     9,420       387        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year         --        -- 12.959734 12.500000        --        --       --       --       --       --
   Value at End of Year           --        -- 14.369735 12.959734        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --    26,716    17,695        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --        --     5,827       238        --        --       --       --       --       --

Wealthmark ML3

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                             ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                            12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            -------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year         --        -- 12.957289 12.500000        --        --       --       --       --       --
   Value at End of Year           --        -- 14.345569 12.957289        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --    17,975    15,190        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year         --        -- 12.956470 12.500000        --        --       --       --       --       --
   Value at End of Year           --        -- 14.337519 12.956470        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --     1,999       646        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year         --        -- 12.954025 12.500000        --        --       --       --       --       --
   Value at End of Year           --        -- 14.313403 12.954025        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --     1,813       600        --        --       --       --       --       --

DWS MFS STRATEGIC VALUE VIP (FORMERLY SVS MFS STRATEGIC VALUE PORTFOLIO) (MERGED INTO DWS DREMAN HIGH RETURN EQUITY VIP
EFF 9-15-2006) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year         -- 19.414587 20.793075 18.006934 14.488821 12.500000       --       --       --       --
   Value at End of Year           -- 22.428131 19.414587 20.793075 18.006934 14.488821       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --             293,618   295,670    90,342     2,581       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --        --    39,679    50,229    17,343        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year         --        -- 20.769867 17.995848 14.487138 12.500000       --       --       --       --
   Value at End of Year           --        -- 19.383242 20.769867 17.995848 14.487138       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --    60,509    69,576    69,327     4,525       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --        --    85,963    92,730    43,294        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year         --        -- 20.700406 17.962642 14.482088 12.500000       --       --       --       --
   Value at End of Year           --        -- 19.289552 20.700406 17.962642 14.482088       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --   211,714   204,668    50,734        99       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year         --        -- 20.677279 17.951585 14.480405 12.500000       --       --       --       --
   Value at End of Year           --        -- 19.258387 20.677279 17.951585 14.480405       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --    26,709    23,379    23,402       498       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year         --        -- 17.175556 14.933894 12.500000        --       --       --       --       --
   Value at End of Year           --        -- 15.973039 17.175556 14.933894        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --    37,364    37,108    22,316        --       --       --       --       --

DWS MID CAP GROWTH VIP (FORMERLY SCUDDER MID CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE MID CAP TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year         -- 22.213524 19.695990 19.327045 14.725658 12.500000       --       --       --       --
   Value at End of Year           -- 24.155099 22.213524 19.695990 19.327045 14.725658       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    21,045    21,928    25,730    17,135     1,341       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --     3,787     4,458     5,241     3,279        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year         -- 22.177689 19.674020 19.315163 14.723944 12.500000       --       --       --       --
   Value at End of Year           -- 24.104099 22.177689 19.674020 19.315163 14.723944       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --     8,016     9,929     8,397     7,996       470       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --    47,127    37,318    42,559    28,846        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year         -- 22.070475 19.608200 19.279525 14.718819 12.500000       --       --       --       --
   Value at End of Year           -- 23.951708 22.070475 19.608200 19.279525 14.718819       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    38,467    37,410    54,904    23,794        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year         -- 22.034863 19.586319 19.267670 14.717109 12.500000       --       --       --       --
   Value at End of Year           -- 23.901138 22.034863 19.586319 19.267670 14.717109       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --     1,091     2,821     2,640     2,489        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year         -- 17.247865 15.354185 15.127128 12.500000        --       --       --       --       --
   Value at End of Year           -- 18.680720 17.247865 15.354185 15.127128        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --     5,164     9,539     7,051     5,582        --       --       --       --       --

Wealthmark ML3

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                             ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                            12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            -------- --------- --------- --------- --------- --------- -------- -------- -------- --------
DWS MODERATE ALLOCATION VIP (FORMERLY SCUDDER GROWTH & INCOME STRATEGY PORTFOLIO) (SUBSTITUTED WITH JHT LIFESTYLE BALANCED
TRUST EFF 12-12-2007) - CLASS B SHARES (units first credited 8-16-2004)

Contracts with no Optional Benefits
   Value at Start of Year         -- 13.916458 13.466385 12.500000        --        --       --       --       --       --
   Value at End of Year           -- 15.186211 13.916458 13.466385        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       -- 2,652,491 2,911,360   576,951        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --   323,798   320,545   198,969        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year         -- 13.906916 13.463866 12.500000        --        --       --       --       --       --
   Value at End of Year           -- 15.168233 13.906916 13.463866        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    34,565    34,656        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --   278,551   288,834   102,256        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year         -- 13.878311 13.456285 12.500000        --        --       --       --       --       --
   Value at End of Year           -- 15.114401 13.878311 13.456285        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       -- 1,937,782 2,125,079   455,015        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year         --        --        -- 12.500000        --        --       --       --       --       --
   Value at End of Year           --        --        -- 13.453763        --        --       --       --       --       --
   No. of Units                   --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year         -- 13.840286 13.446193 12.500000        --        --       --       --       --       --
   Value at End of Year           -- 15.042972 13.840286 13.446193        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    81,139    78,561     2,363        --        --       --       --       --       --

DWS MONEY MARKET VIP (FORMERLY SCUDDER MONEY MARKET PORTFOLIO) (SUBSTITUTED WITH JHT MONEY MARKET TRUST B EFF 5-03-2007) -
CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year         -- 12.287487 12.195132 12.333747 12.486421 12.500000       --       --       --       --
   Value at End of Year           -- 12.600184 12.287487 12.195132 12.333747 12.486421       --       --       --       --
   Wealthmark ML3 No. of
      Units                       -- 1,043,873 1,049,894 1,132,609 2,332,293    43,685       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --    24,249    29,771    64,828   109,602        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year         -- 12.267642 12.181510 12.326153 12.484967 12.500000       --       --       --       --
   Value at End of Year           -- 12.573563 12.267642 12.181510 12.326153 12.484967       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --   138,051   406,191   216,090   243,809    49,847       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --    81,387    89,416    86,313   118,764        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year         -- 12.208303 12.140729 12.303379 12.480608 12.500000       --       --       --       --
   Value at End of Year           -- 12.494032 12.208303 12.140729 12.303379 12.480608       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --   486,182   591,828   139,381   170,743     4,801       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year         -- 12.188561 12.127139 12.295779 12.479151 12.500000       --       --       --       --
   Value at End of Year           -- 12.467610 12.188561 12.127139 12.295779 12.479151       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --     2,773     9,488    20,764    53,528    16,147       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year         -- 12.207193 12.163868 12.351576 12.500000        --       --       --       --       --
   Value at End of Year           -- 12.468008 12.207193 12.163868 12.351576        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    46,933    47,320    81,221    35,150        --       --       --       --       --

DWS OAK STRATEGIC EQUITY VIP (FORMERLY SVS OAK STRATEGIC EQUITY PORTFOLIO) (MERGED INTO DWS CAPITAL GROWTH VIP EFF
12-08-2006) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year         --        -- 22.314400 22.489159 15.330888 12.500000       --       --       --       --
   Value at End of Year           --        -- 20.962644 22.314400 22.489159 15.330888       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --             143,559   158,792    65,627     3,032       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --        --    15,667    16,222     5,014        --       --       --       --       --

Wealthmark ML3

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                             ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                            12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            -------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year         --        -- 22.289494 22.475335 15.329108 12.500000       --       --       --       --
   Value at End of Year           --        -- 20.928806 22.289494 22.475335 15.329108       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --    45,333    54,582    51,727     6,840       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --        --    29,398    30,747    22,739        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year         --        -- 22.214944 22.433891 15.323762 12.500000       --       --       --       --
   Value at End of Year           --        -- 20.827632 22.214944 22.433891 15.323762       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --   113,489   111,979    47,151        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year         --        -- 22.190153 22.420093 15.321982 12.500000       --       --       --       --
   Value at End of Year           --        -- 20.794019 22.190153 22.420093 15.321982       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --     6,134     5,448     4,374       234       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year         --        -- 15.530856 15.715414 12.500000        --       --       --       --       --
   Value at End of Year           --        -- 14.531941 15.530856 15.715414        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --        --    48,302    49,426    22,921        --       --       --       --       --

DWS RREEF REAL ESTATE SECURITIES VIP (FORMERLY SCUDDER REAL ESTATE SECURITIES PORTFOLIO) (SUBSTITUTED WITH JHT REAL ESTATE
SECURITIES TRUST EFF 5-03-2007) - CLASS B SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
   Value at Start of Year         -- 19.788364 19.625541 15.262686 12.500000        --       --       --       --       --
   Value at End of Year           -- 28.987085 19.788364 19.625541 15.262686        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --   174,333   222,361   238,838    76,829        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --    23,724    27,436    27,887    15,637        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year         -- 19.762124 19.609278 15.257684 12.500000        --       --       --       --       --
   Value at End of Year           -- 28.934237 19.762124 19.609278 15.257684        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    35,536    35,072    36,798    18,615        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --    84,213   105,394   106,198    66,435        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year         -- 19.683541 19.560547 15.242659 12.500000        --       --       --       --       --
   Value at End of Year           -- 28.776177 19.683541 19.560547 15.242659        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --   121,811   173,275   198,076    85,492        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year         -- 19.657426 19.544334 15.237661 12.500000        --       --       --       --       --
   Value at End of Year           -- 28.723690 19.657426 19.544334 15.237661        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --     1,059     3,019     5,724     3,435        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year         -- 19.579264 19.495770 15.222660 12.500000        --       --       --       --       --
   Value at End of Year           -- 28.566783 19.579264 19.495770 15.222660        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    15,287    23,558    26,259    14,008        --       --       --       --       --

DWS SMALL CAP GROWTH VIP (FORMERLY SCUDDER SMALL CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT SMALL CAP INDEX TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year         -- 21.188993 20.181890 18.562080 14.240551 12.500000       --       --       --       --
   Value at End of Year           -- 21.844490 21.188993 20.181890 18.562080 14.240551       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --   191,008   208,844   181,262   105,727     9,273       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --    24,824    27,804    16,148     6,913        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year         -- 21.154815 20.159371 18.550650 14.238890 12.500000       --       --       --       --
   Value at End of Year           -- 21.798384 21.154815 20.159371 18.550650 14.238890       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    81,110   132,545    98,547    90,719     3,409       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --    71,584    85,447    79,981    52,981        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year         -- 21.052554 20.091934 18.516429 14.233923 12.500000       --       --       --       --
   Value at End of Year           -- 21.660553 21.052554 20.091934 18.516429 14.233923       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --   188,165   214,176   171,348    94,423        --       --       --       --       --

Wealthmark ML3

                              YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                             ENDED      ENDED    ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                            12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            -------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year         -- 21.018583 20.069514 18.505046 14.232268 12.500000       --       --       --       --
   Value at End of Year           -- 21.614829 21.018583 20.069514 18.505046 14.232268       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    46,028    58,145    42,029    35,094       324       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year         -- 16.936471 16.195923 14.955892 12.500000        --       --       --       --       --
   Value at End of Year           -- 17.390860 16.936471 16.195923 14.955892        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    59,088    63,336    40,185    23,460        --       --       --       --       --

DWS STRATEGIC INCOME VIP (FORMERLY SCUDDER STRATEGIC INCOME PORTFOLIO) (SUBSTITUTED WITH JHT ACTIVE BOND TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 5-01-2003)

Contracts with no Optional Benefits
   Value at Start of Year         -- 13.558960 13.523844 12.699285 12.500000        --       --       --       --       --
   Value at End of Year           -- 14.504739 13.558960 13.523844 12.699285        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --   187,999   230,886   221,347    84,933        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --    14,887    15,293    14,274     8,296        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year         -- 13.540955 13.512619 12.695110 12.500000        --       --       --       --       --
   Value at End of Year           -- 14.478257 13.540955 13.512619 12.695110        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --     8,807    62,126    50,428    52,122        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --   100,278    90,030    68,271    45,712        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year         -- 13.487078 13.479007 12.682585 12.500000        --       --       --       --       --
   Value at End of Year           -- 14.399101 13.487078 13.479007 12.682585        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --   186,857   203,771   223,348   125,317        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year         -- 13.469171 13.467826 12.678425 12.500000        --       --       --       --       --
   Value at End of Year           -- 14.372821 13.469171 13.467826 12.678425        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --       325       326       268        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year         -- 13.415576 13.434326 12.665919 12.500000        --       --       --       --       --
   Value at End of Year           -- 14.294226 13.415576 13.434326 12.665919        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    40,559    44,932    32,323    18,105        --       --       --       --       --

DWS TECHNOLOGY VIP (FORMERLY SCUDDER TECHNOLOGY GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT TOTAL STOCK MARKET INDEX TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year         -- 22.911873 22.555051 22.597553 15.715344 12.500000       --       --       --       --
   Value at End of Year           -- 22.635622 22.911873 22.555051 22.597553 15.715344       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    65,311    89,212    91,554    58,970     6,079       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --    12,234    14,838    15,882    11,460        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year         -- 22.874894 22.529871 22.583655 15.713519 12.500000       --       --       --       --
   Value at End of Year           -- 22.587815 22.874894 22.529871 22.583655 15.713519       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    24,212    42,175    48,245    45,733     3,145       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       --    39,020    42,274    36,402    20,389        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year         -- 22.764327 22.454536 22.542022 15.708046 12.500000       --       --       --       --
   Value at End of Year           -- 22.445013 22.764327 22.454536 22.542022 15.708046       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    57,241    61,511    69,335    49,389        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year         -- 22.727617 22.429494 22.528180 15.370622 12.500000       --       --       --       --
   Value at End of Year           -- 22.397635 22.727617 22.429494 22.528180 15.370622       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --     7,177    19,213    18,732    16,838        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year         -- 16.148508 15.960535 16.054894 12.500000        --       --       --       --       --
   Value at End of Year           -- 15.890251 16.148508 15.960535 16.054894        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       --    22,298    24,594    23,030    21,323        --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
DWS TEMPLETON FOREIGN VALUE VIP (FORMERLY SCUDDER TEMPLETON FOREIGN VALUE PORTFOLIO) (MERGED INTO DWS INTERNATIONAL SELECT EQUITY
VIP EFF 12-08-2006) - CLASS B SHARES (units first credited 11-15-2004)

Contracts with no Optional Benefits
   Value at Start of Year          --        -- 13.172646 12.500000        --        --       --       --       --       --
   Value at End of Year            --        -- 14.025252 13.172646        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --    19,311        76        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --        --     4,464     4,097        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          --        -- 13.171817 12.500000        --        --       --       --       --       --
   Value at End of Year            --        -- 14.017380 13.171817        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --     9,082        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --        --     4,030        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          --        -- 13.169335 12.500000        --        --       --       --       --       --
   Value at End of Year            --        -- 13.993790 13.169335        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --    13,033     1,176        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          --        --        -- 12.500000        --        --       --       --       --       --
   Value at End of Year            --        --        -- 13.168504        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          --        -- 13.166022 12.500000        --        --       --       --       --       --
   Value at End of Year            --        -- 13.962393 13.166022        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --       183        --        --        --       --       --       --       --

DWS TURNER MID CAP GROWTH VIP (FORMERLY SVS TURNER MID CAP GROWTH PORTFOLIO) (SUBSTITUTED WITH JHT QUANTITATIVE MID CAP TRUST EFF
5-03-2007) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          -- 24.237151 22.147940 20.353128 13.973493 12.500000       --       --       --       --
   Value at End of Year            -- 25.322570 24.237151 22.147940 20.353128 13.973493       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --   140,351   151,119   143,500    93,534     5,464       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    24,146    36,903     8,608     2,379        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          -- 24.198045 22.123241 20.340617 13.971871 12.500000       --       --       --       --
   Value at End of Year            -- 25.269100 24.198045 22.123241 20.340617 13.971871       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    51,359    97,575   102,242    94,514     4,426       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --    51,741    53,787    55,856    30,330        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          -- 24.081066 22.049229 20.303084 13.966986 12.500000       --       --       --       --
   Value at End of Year            -- 25.109331 24.081066 22.049229 20.303084 13.966986       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    83,014   103,695   103,741    52,488        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          -- 24.042209 22.024621 20.290595 13.965366 12.500000       --       --       --       --
   Value at End of Year            -- 25.056313 24.042209 22.024621 20.290595 13.965366       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --     9,274    11,734    11,657    11,154       471       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          -- 19.367702 17.768938 16.394608 12.500000        --       --       --       --       --
   Value at End of Year            -- 20.154447 19.367702 17.768938 16.394608        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --    36,069    39,126    18,521    17,516        --       --       --       --       --

EQUITY-INCOME TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   19.058624        --        --        --        --        --       --       --       --       --
   Value at End of Year     17.998360        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     3,638        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     4,933        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   18.495279        --        --        --        --        --       --       --       --       --
   Value at End of Year     17.460563        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     6,299        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     2,266        --        --        --        --        --       --       --       --       --

Wealthmark ML3

                               YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   18.357782       --       --       --       --       --       --       --       --       --
   Value at End of Year     17.313521       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     1,819       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   18.312164       --       --       --       --       --       --       --       --       --
   Value at End of Year     17.264776       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   21.337307       --       --       --       --       --       --       --       --       --
   Value at End of Year     20.096881       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        80       --       --       --       --       --       --       --       --       --

FINANCIAL SERVICES TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   19.420142       --       --       --       --       --       --       --       --       --
   Value at End of Year     17.527454       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   19.159945       --       --       --       --       --       --       --       --       --
   Value at End of Year     17.286880       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     4,097       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   19.017518       --       --       --       --       --       --       --       --       --
   Value at End of Year     17.141316       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   18.970286       --       --       --       --       --       --       --       --       --
   Value at End of Year     17.093070       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   22.065193       --       --       --       --       --       --       --       --       --
   Value at End of Year     19.861955       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

FRANKLIN TEMPLETON FOUNDING ALLOCATION TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   17.573365       --       --       --       --       --       --       --       --       --
   Value at End of Year     16.726862       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   122,618       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   17.573317       --       --       --       --       --       --       --       --       --
   Value at End of Year     16.721276       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   118,837       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    32,142       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   12.578664       --       --       --       --       --       --       --       --       --
   Value at End of Year     11.956886       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    45,349       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   17.573126       --       --       --       --       --       --       --       --       --
   Value at End of Year     16.698927       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   12.578528       --       --       --       --       --       --       --       --       --
   Value at End of Year     11.940903       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     4,504       --       --       --       --       --       --       --       --       --

FUNDAMENTAL VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   18.707543       --       --       --       --       --       --       --       --       --
   Value at End of Year     18.236957       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   410,378       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    50,479       --       --       --       --       --       --       --       --       --

Wealthmark ML3

                               YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   18.520826       --       --       --       --       --       --       --       --       --
   Value at End of Year     18.048958       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   155,664       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                   170,139       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   18.383140       --       --       --       --       --       --       --       --       --
   Value at End of Year     17.896959       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   234,602       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   18.337479       --       --       --       --       --       --       --       --       --
   Value at End of Year     17.846600       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    34,609       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   20.944206       --       --       --       --       --       --       --       --       --
   Value at End of Year     20.363279       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    38,703       --       --       --       --       --       --       --       --       --

GLOBAL ALLOCATION TRUST (FORMERLY TACTICAL ALLOCATION TRUST) - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   15.975607       --       --       --       --       --       --       --       --       --
   Value at End of Year     15.789675       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       352       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   16.881196       --       --       --       --       --       --       --       --       --
   Value at End of Year     16.679186       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    28,683       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   16.755701       --       --       --       --       --       --       --       --       --
   Value at End of Year     16.538745       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   16.714088       --       --       --       --       --       --       --       --       --
   Value at End of Year     16.492195       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   19.626027       --       --       --       --       --       --       --       --       --
   Value at End of Year     19.346231       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     1,116       --       --       --       --       --       --       --       --       --

GLOBAL BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   17.392951       --       --       --       --       --       --       --       --       --
   Value at End of Year     18.710557       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     2,919       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   16.598655       --       --       --       --       --       --       --       --       --
   Value at End of Year     17.850183       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       354       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   16.475260       --       --       --       --       --       --       --       --       --
   Value at End of Year     17.699877       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     8,666       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   16.434332       --       --       --       --       --       --       --       --       --
   Value at End of Year     17.650067       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   13.593564       --       --       --       --       --       --       --       --       --
   Value at End of Year     14.584646       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     7,420       --       --       --       --       --       --       --       --       --

Wealthmark ML3

                               YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- -------- -------- -------- -------- -------- -------- -------- -------- --------
GLOBAL TRUST (FORMERLY GLOBAL EQUITY TRUST) - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   19.275568       --       --       --       --       --       --       --       --       --
   Value at End of Year     18.320655       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   226,290       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    28,088       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   19.501598       --       --       --       --       --       --       --       --       --
   Value at End of Year     18.529341       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    83,859       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    63,007       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   19.356632       --       --       --       --       --       --       --       --       --
   Value at End of Year     18.373314       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   158,067       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   19.308546       --       --       --       --       --       --       --       --       --
   Value at End of Year     18.321599       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    72,722       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   22.495505       --       --       --       --       --       --       --       --       --
   Value at End of Year     21.324423       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    20,737       --       --       --       --       --       --       --       --       --

HEALTH SCIENCES TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   18.501510       --       --       --       --       --       --       --       --       --
   Value at End of Year     19.605936       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     1,177       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   20.554680       --       --       --       --       --       --       --       --       --
   Value at End of Year     21.774442       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     3,012       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     4,818       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   20.401847       --       --       --       --       --       --       --       --       --
   Value at End of Year     21.591059       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     2,770       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   20.351138       --       --       --       --       --       --       --       --       --
   Value at End of Year     21.530253       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   21.472076       --       --       --       --       --       --       --       --       --
   Value at End of Year     22.693563       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

HIGH INCOME TRUST - CLASS B SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year   11.985758       --       --       --       --       --       --       --       --       --
   Value at End of Year     11.516806       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   11.982566       --       --       --       --       --       --       --       --       --
   Value at End of Year     11.512965       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   11.972959       --       --       --       --       --       --       --       --       --
   Value at End of Year     11.501411       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Wealthmark ML3

                               YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)

   Value at Start of Year   11.969758       --       --       --       --       --       --       --       --       --
   Value at End of Year     11.497563       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   11.960167       --       --       --       --       --       --       --       --       --
   Value at End of Year     11.486035       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

HIGH YIELD TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   17.300876       --       --       --       --       --       --       --       --       --
   Value at End of Year     16.679296       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       360       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   17.767137       --       --       --       --       --       --       --       --       --
   Value at End of Year     17.123127       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        85       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       120       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   17.635070       --       --       --       --       --       --       --       --       --
   Value at End of Year     16.978950       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     6,192       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   17.591260       --       --       --       --       --       --       --       --       --
   Value at End of Year     16.931163       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   16.857063       --       --       --       --       --       --       --       --       --
   Value at End of Year     16.208378       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

INCOME & VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   15.702196       --       --       --       --       --       --       --       --       --
   Value at End of Year     15.008378       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       871       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   16.226780       --       --       --       --       --       --       --       --       --
   Value at End of Year     15.504641       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     1,419       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   16.106149       --       --       --       --       --       --       --       --       --
   Value at End of Year     15.374070       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   16.066137       --       --       --       --       --       --       --       --       --
   Value at End of Year     15.330796       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     1,563       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   17.187964       --       --       --       --       --       --       --       --       --
   Value at End of Year     16.384972       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

INDEX ALLOCATION TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   14.172938       --       --       --       --       --       --       --       --       --
   Value at End of Year     14.139189       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   362,515       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    47,854       --       --       --       --       --       --       --       --       --

Wealthmark ML3

                               YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   14.164325       --       --       --       --       --       --       --       --       --
   Value at End of Year     14.125913       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   186,525       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                   164,513       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   14.138514       --       --       --       --       --       --       --       --       --
   Value at End of Year     14.086153       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   224,902       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   14.129905       --       --       --       --       --       --       --       --       --
   Value at End of Year     14.072914       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    43,153       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   14.104159       --       --       --       --       --       --       --       --       --
   Value at End of Year     14.033307       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    45,440       --       --       --       --       --       --       --       --       --

INTERNATIONAL CORE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   21.930047       --       --       --       --       --       --       --       --       --
   Value at End of Year     22.088298       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       249       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   21.249874       --       --       --       --       --       --       --       --       --
   Value at End of Year     21.396118       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     4,670       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     2,106       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   21.091915       --       --       --       --       --       --       --       --       --
   Value at End of Year     21.215964       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     2,184       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   21.039499       --       --       --       --       --       --       --       --       --
   Value at End of Year     21.156220       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   27.608836       --       --       --       --       --       --       --       --       --
   Value at End of Year     27.734405       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

INTERNATIONAL EQUITY INDEX TRUST B - NAV SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   12.500000       --       --       --       --       --       --       --       --       --
   Value at End of Year     13.158696       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   487,665       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    49,574       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   12.500000       --       --       --       --       --       --       --       --       --
   Value at End of Year     13.154334       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   196,503       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                   191,904       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   12.500000       --       --       --       --       --       --       --       --       --
   Value at End of Year     13.141266       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   325,024       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   12.500000       --       --       --       --       --       --       --       --       --
   Value at End of Year     13.136915       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   199,212       --       --       --       --       --       --       --       --       --

Wealthmark ML3

                               YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07 12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- -------- -------- -------- -------- -------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   12.500000       --       --       --       --       --       --       --       --       --
   Value at End of Year     13.123851       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    83,786       --       --       --       --       --       --       --       --       --

INTERNATIONAL OPPORTUNITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   19.587183       --       --       --       --       --       --       --       --       --
   Value at End of Year     22.026318       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    28,178       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   19.567565       --       --       --       --       --       --       --       --       --
   Value at End of Year     21.996964       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    15,671       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     2,011       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   19.508925       --       --       --       --       --       --       --       --       --
   Value at End of Year     21.909254       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     3,857       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   19.489408       --       --       --       --       --       --       --       --       --
   Value at End of Year     21.880081       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   19.430993       --       --       --       --       --       --       --       --       --
   Value at End of Year     21.792827       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       280       --       --       --       --       --       --       --       --       --

INTERNATIONAL SMALL CAP TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   28.151465       --       --       --       --       --       --       --       --       --
   Value at End of Year     27.070792       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     2,330       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   27.162144       --       --       --       --       --       --       --       --       --
   Value at End of Year     26.110792       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     8,153       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     5,856       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   26.960278       --       --       --       --       --       --       --       --       --
   Value at End of Year     25.890967       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     2,674       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   26.893331       --       --       --       --       --       --       --       --       --
   Value at End of Year     25.818119       --       --       --       --       --       --       --       --       --
   No. of Units                    --       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   32.141819       --       --       --       --       --       --       --       --       --
   Value at End of Year     30.826091       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     1,592       --       --       --       --       --       --       --       --       --

INTERNATIONAL VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   25.793618       --       --       --       --       --       --       --       --       --
   Value at End of Year     25.995262       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   201,242       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    15,916       --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   24.374686       --       --       --       --       --       --       --       --       --
   Value at End of Year     24.557093       --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    73,275       --       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    68,665       --       --       --       --       --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06 12/31/05 12/31/04 12/31/03 12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- -------- -------- -------- -------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   24.193506        --       --       --       --       --       --       --       --       --
   Value at End of Year     24.350324        --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   201,652        --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   24.133419        --       --       --       --       --       --       --       --       --
   Value at End of Year     24.281790        --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    16,669        --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   29.981957        --       --       --       --       --       --       --       --       --
   Value at End of Year     30.136303        --       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    20,972        --       --       --       --       --       --       --       --       --

INVESTMENT QUALITY BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   15.065393        --       --       --       --       --       --       --       --       --
   Value at End of Year     15.477902        --       --       --       --       --       --       --       --       --
   No. of Units                    --        --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   14.941306        --       --       --       --       --       --       --       --       --
   Value at End of Year     15.345332        --       --       --       --       --       --       --       --       --
   No. of Units                    --        --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   14.830248        --       --       --       --       --       --       --       --       --
   Value at End of Year     12.216137        --       --       --       --       --       --       --       --       --
   No. of Units                    --        --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   14.793382        --       --       --       --       --       --       --       --       --
   Value at End of Year     15.173291        --       --       --       --       --       --       --       --       --
   No. of Units                    --        --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   13.364977        --       --       --       --       --       --       --       --       --
   Value at End of Year     13.694575        --       --       --       --       --       --       --       --       --
   No. of Units                    --        --       --       --       --       --       --       --       --       --

LIFESTYLE AGGRESSIVE TRUST - CLASS B SHARES (units first credited 5-01-2006)

Contracts with no Optional Benefits
   Value at Start of Year   13.025682 12.500000       --       --       --       --       --       --       --       --
   Value at End of Year     13.888506 13.025682       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   100,629    37,203       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    34,877        --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   13.021361 12.500000       --       --       --       --       --       --       --       --
   Value at End of Year     13.876922 13.021361       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    76,731    57,120       --       --       --       --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       363       353       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   13.008413 12.500000       --       --       --       --       --       --       --       --
   Value at End of Year     13.842239 13.008413       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    15,733    24,207       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   13.004106 12.500000       --       --       --       --       --       --       --       --
   Value at End of Year     13.830696 13.004106       --       --       --       --       --       --       --       --
   No. of Units                    --        --       --       --       --       --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   12.987518 12.500000       --       --       --       --       --       --       --       --
   Value at End of Year     13.796107 12.991166       --       --       --       --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     3,744        --       --       --       --       --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
LIFESTYLE BALANCED TRUST - CLASS B SHARES (units first credited 5-01-2006)

Contracts with no Optional Benefits
   Value at Start of Year   13.234996 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year     13.832693 13.234996        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                 3,051,785   330,073        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                   331,179       617        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   13.230620 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year     13.821185 13.230620        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    65,597    43,158        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                   373,071     5,984        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   13.217464 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year     13.786624 13.217464        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                 2,056,402    53,484        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   13.209646 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year     13.775134 13.213085        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    26,234        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   13.199941 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year     13.740690 13.199941        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   138,983     1,626        --        --        --        --       --       --       --       --

LIFESTYLE CONSERVATIVE TRUST - CLASS B SHARES (units first credited 5-01-2006)

Contracts with no Optional Benefits
   Value at Start of Year   13.141608 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year     13.594069 13.141608        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    45,378       717        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   13.137256 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year     13.582736 13.137256        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    34,593    16,590        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   13.124196 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year     13.548784 13.124196        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    16,929       787        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   13.155684 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year     13.537489 13.119847        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    19,063        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   13.106812 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year     13.503668 13.106812        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

LIFESTYLE GROWTH TRUST - CLASS B SHARES (units first credited 5-01-2006)

Contracts with no Optional Benefits
   Value at Start of Year   13.103990 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year     13.823949 13.103990        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                 3,467,844   635,590        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                   353,962    44,649        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   13.099636 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year     13.812412 13.099636        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    71,415    68,295        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                   485,834    21,847        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   13.086616 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year     13.777887 13.086616        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                 3,311,998   873,420        --        --        --        --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   13.082284 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year     13.766404 13.082284        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    11,981     6,039        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   13.069270 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year     13.731979 13.069270        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   198,336    21,982        --        --        --        --       --       --       --       --

LIFESTYLE MODERATE TRUST - CLASS B SHARES (units first credited 5-01-2006)

Contracts with no Optional Benefits
   Value at Start of Year   13.172274 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year     13.614377 13.172274        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   734,151   109,691        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    63,564        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   13.167905 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year     13.603015 13.167905        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    86,972   261,910        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                   130,546        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   13.154815 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year     13.569026 13.154815        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   528,290    28,255        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   13.150455 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year     13.557702 13.150455        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    17,967        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   13.137388 12.500000        --        --        --        --       --       --       --       --
   Value at End of Year     13.523823 13.137388        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    41,019        --        --        --        --        --       --       --       --       --

MID CAP INDEX TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   20.458257        --        --        --        --        --       --       --       --       --
   Value at End of Year     19.622979        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   227,222        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    18,237        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   19.527885        --        --        --        --        --       --       --       --       --
   Value at End of Year     18.724370        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   109,854        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    71,331        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   19.382722        --        --        --        --        --       --       --       --       --
   Value at End of Year     18.566702        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   155,929        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   19.334555        --        --        --        --        --       --       --       --       --
   Value at End of Year     18.514422        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    14,925        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   23.238309        --        --        --        --        --       --       --       --       --
   Value at End of Year     22.230459        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    20,503        --        --        --        --        --       --       --       --       --

MID CAP INTERSECTION TRUST - CLASS B SHARES (units first credited 5-01-2007)

Contracts with no Optional Benefits
   Value at Start of Year   11.418855        --        --        --        --        --       --       --       --       --
   Value at End of Year     11.492455        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   11.415808        --        --        --        --        --       --       --       --       --
   Value at End of Year     11.488617        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   11.406658        --        --        --        --        --       --       --       --       --
   Value at End of Year     11.477096        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   11.403604        --        --        --        --        --       --       --       --       --
   Value at End of Year     11.473251        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   11.394469        --        --        --        --        --       --       --       --       --
   Value at End of Year     11.461746        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

MID CAP STOCK TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   21.436347        --        --        --        --        --       --       --       --       --
   Value at End of Year     23.821451        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     4,222        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     3,778        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   22.516112        --        --        --        --        --       --       --       --       --
   Value at End of Year     25.013074        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    12,799        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    14,178        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   22.348757        --        --        --        --        --       --       --       --       --
   Value at End of Year     24.802476        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     5,281        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   22.293218        --        --        --        --        --       --       --       --       --
   Value at End of Year     24.732638        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       207        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   24.732106        --        --        --        --        --       --       --       --       --
   Value at End of Year     27.411128        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

MONEY MARKET TRUST B - NAV SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.746584        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   988,109        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    41,229        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.742366        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   225,079        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                   141,219        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.729696        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   289,149        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.725479        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    41,192        --        --        --        --        --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.712831        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    38,834        --        --        --        --        --       --       --       --       --

NATURAL RESOURCES TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   43.048501        --        --        --        --        --       --       --       --       --
   Value at End of Year     51.827047        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     1,606        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       255        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   42.962663        --        --        --        --        --       --       --       --       --
   Value at End of Year     51.706546        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     4,685        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     1,527        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   42.706147        --        --        --        --        --       --       --       --       --
   Value at End of Year     51.346740        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       654        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   42.620969        --        --        --        --        --       --       --       --       --
   Value at End of Year     51.227337        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   42.366475        --        --        --        --        --       --       --       --       --
   Value at End of Year     50.870848        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       154        --        --        --        --        --       --       --       --       --

PACIFIC RIM TRUST (FORMERLY PACIFIC RIM EMERGING MARKETS TRUST) - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   23.728418        --        --        --        --        --       --       --       --       --
   Value at End of Year     24.456090        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   21.953611        --        --        --        --        --       --       --       --       --
   Value at End of Year     22.619368        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     2,987        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       304        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   21.790442        --        --        --        --        --       --       --       --       --
   Value at End of Year     22.428940        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   21.736333        --        --        --        --        --       --       --       --       --
   Value at End of Year     22.365846        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   28.930949        --        --        --        --        --       --       --       --       --
   Value at End of Year     29.739240        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

QUANTITATIVE ALL CAP TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   22.187770        --        --        --        --        --       --       --       --       --
   Value at End of Year     21.291677        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   916,109        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    95,670        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   22.143503        --        --        --        --        --       --       --       --       --
   Value at End of Year     21.242142        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   359,969        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                   221,540        --        --        --        --        --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   22.011179        --        --        --        --        --       --       --       --       --
   Value at End of Year     21.094209        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   590,456        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   21.967258        --        --        --        --        --       --       --       --       --
   Value at End of Year     21.045131        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   228,087        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   21.835986        --        --        --        --        --       --       --       --       --
   Value at End of Year     20.898568        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   112,112        --        --        --        --        --       --       --       --       --

QUANTITATIVE MID CAP TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   18.513590        --        --        --        --        --       --       --       --       --
   Value at End of Year     16.765997        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   166,404        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    13,835        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   18.780901        --        --        --        --        --       --       --       --       --
   Value at End of Year     17.002437        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    62,324        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    78,300        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   18.641269        --        --        --        --        --       --       --       --       --
   Value at End of Year     16.859239        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    98,659        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   18.594951        --        --        --        --        --       --       --       --       --
   Value at End of Year     16.811771        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    13,470        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   21.709612        --        --        --        --        --       --       --       --       --
   Value at End of Year     19.608221        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    17,772        --        --        --        --        --       --       --       --       --

QUANTITATIVE VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   19.280813        --        --        --        --        --       --       --       --       --
   Value at End of Year     17.197522        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   288,877        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    15,250        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   19.251910        --        --        --        --        --       --       --       --       --
   Value at End of Year     17.166043        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    65,492        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    73,100        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   19.165526        --        --        --        --        --       --       --       --       --
   Value at End of Year     17.072013        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   143,974        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   19.136813        --        --        --        --        --       --       --       --       --
   Value at End of Year     17.040783        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    13,471        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   19.050927        --        --        --        --        --       --       --       --       --
   Value at End of Year     16.947414        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    10,515        --        --        --        --        --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
REAL ESTATE SECURITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   34.478978        --        --        --        --        --       --       --       --       --
   Value at End of Year     27.755905        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    88,076        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    16,321        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   32.017487        --        --        --        --        --       --       --       --       --
   Value at End of Year     25.765825        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    25,420        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    53,935        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   31.779560        --        --        --        --        --       --       --       --       --
   Value at End of Year     25.548904        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    67,607        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   31.700687        --        --        --        --        --       --       --       --       --
   Value at End of Year     25.477044        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       868        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   30.733294        --        --        --        --        --       --       --       --       --
   Value at End of Year     24.674994        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    10,524        --        --        --        --        --       --       --       --       --

SCIENCE & TECHNOLOGY TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   11.812711        --        --        --        --        --       --       --       --       --
   Value at End of Year     13.168256        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     5,699        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   14.863889        --        --        --        --        --       --       --       --       --
   Value at End of Year     16.564084        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     3,587        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     1,728        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   14.753373        --        --        --        --        --       --       --       --       --
   Value at End of Year     16.424593        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     3,036        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   14.716715        --        --        --        --        --       --       --       --       --
   Value at End of Year     16.378349        --        --        --        --        --       --       --       --       --
   No. of Units                              --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   17.281999        --        --        --        --        --       --       --       --       --
   Value at End of Year     19.214176        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

SCUDDER 21ST CENTURY GROWTH PORTFOLIO (MERGED INTO THE SCUDDER SMALL CAP GROWTH PORTFOLIO EFF 5-1-2005)(NOW DWS SMALL CAP
GROWTH VIP) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 17.519286 13.659596 12.500000       --       --       --       --
   Value at End of Year            --        --        -- 19.057226 17.519286 13.659596       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --    52,390    44,591     1,978       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --        --        --    13,878     7,709        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          --        --        -- 17.508503 13.658008 12.500000       --       --       --       --
   Value at End of Year            --        --        -- 19.035961 17.508503 13.658008       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --    35,126    39,875       989       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --        --        --    16,075    12,038        --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          --        --        -- 17.476198 13.653242 12.500000       --       --       --       --
   Value at End of Year            --        --        -- 18.972264 17.476198 13.653242       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --    43,020    16,675        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          --        --        -- 17.465435 13.651655 12.500000       --       --       --       --
   Value at End of Year            --        --        -- 18.951082 17.465435 13.651655       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --    18,292    18,151        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          --        --        -- 14.926068 12.500000        --       --       --       --       --
   Value at End of Year            --        --        -- 16.171374 14.926068        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --    16,891     6,360        --       --       --       --       --

SCUDDER GROWTH PORTFOLIO (MERGED INTO SCUDDER CAPITAL GROWTH PORTFOLIO EFF 4-29-2005)(NOW DWS CAPITAL GROWTH VIP) - CLASS B
SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 16.696827 13.667835 12.500000       --       --       --       --
   Value at End of Year            --        --        -- 17.207057 16.696827 13.667835       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --   156,378    65,710       929       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --        --        --    17,388     6,778        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          --        --        -- 16.686543 13.666240 12.500000       --       --       --       --
   Value at End of Year            --        --        -- 17.187835 16.686543 13.666240       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --    51,876    48,141     5,290       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --        --        --    28,823    10,729        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          --        --        -- 16.655741 13.661467 12.500000       --       --       --       --
   Value at End of Year            --        --        -- 17.130329 16.655741 13.661467       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --   127,798    37,314       103       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          --        --        -- 16.645508 13.659883 12.500000       --       --       --       --
   Value at End of Year            --        --        -- 17.111223 16.645508 13.659883       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --     9,105     8,947     2,626       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          --        --        -- 14.286326 12.500000        --       --       --       --       --
   Value at End of Year            --        --        -- 14.663956 14.286326        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --    23,265    13,377        --       --       --       --       --

SMALL CAP GROWTH TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   18.744769        --        --        --        --        --       --       --       --       --
   Value at End of Year     19.691111        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     1,641        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   18.726013        --        --        --        --        --       --       --       --       --
   Value at End of Year     19.664892        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     8,215        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   18.669880        --        --        --        --        --       --       --       --       --
   Value at End of Year     19.586459        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     9,423        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   18.651198        --        --        --        --        --       --       --       --       --
   Value at End of Year     19.560362        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       256        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   18.595277        --        --        --        --        --       --       --       --       --
   Value at End of Year     19.482330        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       306        --        --        --        --        --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
SMALL CAP INDEX TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   19.939735        --        --        --        --        --       --       --       --       --
   Value at End of Year     18.274060        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   557,734        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    56,958        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   19.240878        --        --        --        --        --       --       --       --       --
   Value at End of Year     17.627729        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   279,364        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                   149,911        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   19.097863        --        --        --        --        --       --       --       --       --
   Value at End of Year     17.479297        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   416,911        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   19.050399        --        --        --        --        --       --       --       --       --
   Value at End of Year     17.430065        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   130,319        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   23.436074        --        --        --        --        --       --       --       --       --
   Value at End of Year     21.421385        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    83,491        --        --        --        --        --       --       --       --       --

SMALL CAP OPPORTUNITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   25.531391        --        --        --        --        --       --       --       --       --
   Value at End of Year     22.204676        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   25.480438        --        --        --        --        --       --       --       --       --
   Value at End of Year     22.153013        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     3,816        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     6,835        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   25.328206        --        --        --        --        --       --       --       --       --
   Value at End of Year     21.998747        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   25.277649        --        --        --        --        --       --       --       --       --
   Value at End of Year     21.947552        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   25.126655        --        --        --        --        --       --       --       --       --
   Value at End of Year     21.794745        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     2,474        --        --        --        --        --       --       --       --       --

SMALL CAP VALUE TRUST - CLASS B SHARES (units first credited 11-09-2007)

Contracts with no Optional Benefits
   Value at Start of Year   16.225285        --        --        --        --        --       --       --       --       --
   Value at End of Year     15.878329        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     4,929        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       364        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   16.204767        --        --        --        --        --       --       --       --       --
   Value at End of Year     15.857185        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    10,696        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       243        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   16.143358        --        --        --        --        --       --       --       --       --
   Value at End of Year     15.793901        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     4,423        --        --        --        --        --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   16.122949        --        --        --        --        --       --       --       --       --
   Value at End of Year     15.772875        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       219        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   16.061861        --        --        --        --        --       --       --       --       --
   Value at End of Year     15.709939        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

SMALL COMPANY VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   23.647126        --        --        --        --        --       --       --       --       --
   Value at End of Year     21.442806        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       690        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   20.940558        --        --        --        --        --       --       --       --       --
   Value at End of Year     18.982240        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       775        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   20.784922        --        --        --        --        --       --       --       --       --
   Value at End of Year     18.822412        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     2,268        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   20.733307        --        --        --        --        --       --       --       --       --
   Value at End of Year     18.769442        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   23.572788        --        --        --        --        --       --       --       --       --
   Value at End of Year     21.318735        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     1,580        --        --        --        --        --       --       --       --       --

STRATEGIC BOND TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   16.444949        --        --        --        --        --       --       --       --       --
   Value at End of Year     15.965153        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     1,002        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     2,268        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   16.169627        --        --        --        --        --       --       --       --       --
   Value at End of Year     15.692653        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     2,656        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   16.049449        --        --        --        --        --       --       --       --       --
   Value at End of Year     15.560540        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     1,002        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   16.009557        --        --        --        --        --       --       --       --       --
   Value at End of Year     15.516712        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   14.303847        --        --        --        --        --       --       --       --       --
   Value at End of Year     13.849738        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

SVS EAGLE FOCUSED LARGE CAP GROWTH PORTFOLIO (MERGED INTO SCUDDER CAPITAL GROWTH PORTFOLIO EFF 4-29-2005) (NOW DWS CAPITAL
GROWTH VIP) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 16.970171 13.677212 12.500000       --       --       --       --
   Value at End of Year            --        --        -- 16.944308 16.970171 13.677212       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --   383,345   135,219     5,712       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --        --        --    31,359    17,251        --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          --        -- 16.925376 16.959722 13.675618 12.500000       --       --       --       --
   Value at End of Year            --        -- 17.041464 16.925376 16.959722 13.675618       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --       132   106,477   132,995     4,673       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --        --        --    85,466    42,354        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          --        --        -- 16.928419 13.670845 12.500000       --       --       --       --
   Value at End of Year            --        --        -- 16.868748 16.928419 13.670845       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --   196,009    54,565       103       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          --        --        -- 16.918013 13.669256 12.500000       --       --       --       --
   Value at End of Year            --        --        -- 16.849925 16.918013 13.669256       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --    24,943    23,403       647       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          --        --        -- 14.472620 12.500000        --       --       --       --       --
   Value at End of Year            --        --        -- 14.392702 14.472620        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --    20,111     3,483        --       --       --       --       --

SVS FOCUS VALUE + GROWTH PORTFOLIO (MERGED INTO SCUDDER GROWTH AND INCOME PORTFOLIO EFF 4-29-2005) (NOW DWS GROWTH &
INCOME VIP) - CLASS B SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 18.400040 14.140801 12.500000       --       --       --       --
   Value at End of Year            --        --        -- 20.073120 18.400040 14.140801       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --    75,044    51,572       428       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --        --        --     3,208     1,006        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          --        --        -- 18.388717 14.139159 12.500000       --       --       --       --
   Value at End of Year            --        --        -- 20.050716 18.388717 14.139159       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --    77,906    63,920    16,571       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --        --        --    16,858     9,475        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          --        --        -- 18.354798 14.134232 12.500000       --       --       --       --
   Value at End of Year            --        --        -- 19.983649 18.354798 14.134232       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --    37,292    24,018        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          --        --        -- 18.343488 14.132584 12.500000       --       --       --       --
   Value at End of Year            --        --        -- 19.961327 18.343488 14.132584       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --    45,933    49,080        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          --        --        -- 15.191043 12.500000        --       --       --       --       --
   Value at End of Year            --        --        -- 16.506008 15.191043        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --     6,680     3,121        --       --       --       --       --

SVS INDEX 500 PORTFOLIO (MERGED INTO SCUDDER VIT EQUITY 500 INDEX PORTFOLIO EFF 9-16-05) (NOW DWS EQUITY 500 INDEX VIP) - CLASS B
SHARES (units first credited 9-16-2002)

Contracts with no Optional Benefits
   Value at Start of Year          --        --        -- 17.572400 14.003321 12.500000       --       --       --       --
   Value at End of Year            --        --        -- 19.009524 17.572400 14.003321       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --   546,690   301,217    10,847       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --        --        --    59,762    13,146        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year          --        --        -- 17.561577 14.001691 12.500000       --       --       --       --
   Value at End of Year            --        --        -- 18.988299 17.561577 14.001691       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --   394,375   357,393    19,678       --       --       --       --
   NYWealthmark ML3 No. of
      Units                        --        --        --   232,529    84,961        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year          --        --        -- 17.529169 13.996807 12.500000       --       --       --       --
   Value at End of Year            --        --        -- 18.924780 17.529169 13.996807       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --   490,425   223,188        --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year          --        --        -- 17.518377 13.995178 12.500000       --       --       --       --
   Value at End of Year            --        --        -- 18.903653 17.518377 13.995178       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --   103,968    76,886    18,383       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year          --        --        -- 14.892595 12.500000        --       --       --       --       --
   Value at End of Year            --        --        -- 16.046093 14.892595        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                        --        --        --    72,308    55,554        --       --       --       --       --

TOTAL BOND MARKET TRUST A (FORMERLY BOND INDEX TRUST A) - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.945820        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    13,054        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                       827        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.941526        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.928662        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     6,491        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.924387        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   12.500000        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.911537        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       191        --        --        --        --        --       --       --       --       --

TOTAL RETURN TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   14.618252        --        --        --        --        --       --       --       --       --
   Value at End of Year     15.453799        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    14,550        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   14.551837        --        --        --        --        --       --       --       --       --
   Value at End of Year     15.378494        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     1,003        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    29,185        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   14.443668        --        --        --        --        --       --       --       --       --
   Value at End of Year     15.249011        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    11,231        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   14.407785        --        --        --        --        --       --       --       --       --
   Value at End of Year     15.206089        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   13.112826        --        --        --        --        --       --       --       --       --
   Value at End of Year     13.825627        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     7,562        --        --        --        --        --       --       --       --       --

TOTAL STOCK MARKET INDEX TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   17.171795        --        --        --        --        --       --       --       --       --
   Value at End of Year     16.722760        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   431,945        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                    72,106        --        --        --        --        --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   17.837932        --        --        --        --        --       --       --       --       --
   Value at End of Year     17.365728        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   110,275        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                   207,939        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   17.705314        --        --        --        --        --       --       --       --       --
   Value at End of Year     17.219476        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                   298,531        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   17.661326        --        --        --        --        --       --       --       --       --
   Value at End of Year     17.171006        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    63,201        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   20.459328        --        --        --        --        --       --       --       --       --
   Value at End of Year     19.871538        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                    50,265        --        --        --        --        --       --       --       --       --

U.S. GOVERNMENT SECURITIES TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   13.782720        --        --        --        --        --       --       --       --       --
   Value at End of Year     13.826238        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     4,306        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   13.622920        --        --        --        --        --       --       --       --       --
   Value at End of Year     13.661396        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     1,781        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   13.521638        --        --        --        --        --       --       --       --       --
   Value at End of Year     13.546353        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     7,042        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   13.488039        --        --        --        --        --       --       --       --       --
   Value at End of Year     13.508211        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   12.742576        --        --        --        --        --       --       --       --       --
   Value at End of Year     12.748953        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

U.S. LARGE CAP TRUST (FORMERLY U.S. LARGE CAP VALUE TRUST) - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   16.137932        --        --        --        --        --       --       --       --       --
   Value at End of Year     15.014071        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   16.929223        --        --        --        --        --       --       --       --       --
   Value at End of Year     15.745027        --        --        --        --        --       --       --       --       --
   NYWealthmark ML3 No. of
      Units                     3,464        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   16.803372        --        --        --        --        --       --       --       --       --
   Value at End of Year     15.612438        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     1,169        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   16.761628        --        --        --        --        --       --       --       --       --
   Value at End of Year     15.568493        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   19.255960        --        --        --        --        --       --       --       --       --
   Value at End of Year     17.867479        --        --        --        --        --       --       --       --       --
   No. of Units                    --        --        --        --        --        --       --       --       --       --

Wealthmark ML3

                               YEAR      YEAR      YEAR      YEAR      YEAR      YEAR     YEAR     YEAR     YEAR     YEAR
                              ENDED     ENDED     ENDED     ENDED     ENDED     ENDED     ENDED    ENDED    ENDED    ENDED
                             12/31/07  12/31/06  12/31/05  12/31/04  12/31/03  12/31/02 12/31/01 12/31/00 12/31/99 12/31/98
                            --------- --------- --------- --------- --------- --------- -------- -------- -------- --------
VALUE TRUST - CLASS B SHARES (units first credited 5-03-2007)

Contracts with no Optional Benefits
   Value at Start of Year   21.183678        --        --        --        --        --       --       --       --       --
   Value at End of Year     20.699764        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     1,829        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (all contracts issued in NY or issued prior to 5-5-2003 in all other states)
   Value at Start of Year   20.869590        --        --        --        --        --       --       --       --       --
   Value at End of Year     20.386088        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     2,761        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit (issued on or after 5-5-2003) or Contracts with EER (all issue dates)
   Value at Start of Year   20.714462        --        --        --        --        --       --       --       --       --
   Value at End of Year     20.214439        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                     2,144        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued prior to 5-5-2003)
   Value at Start of Year   20.663039        --        --        --        --        --       --       --       --       --
   Value at End of Year     20.157565        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       631        --        --        --        --        --       --       --       --       --

Contracts with the Annual Step-Up Death Benefit and EER (issued on or after 5-5-2003)
   Value at Start of Year   26.048238        --        --        --        --        --       --       --       --       --
   Value at End of Year     25.385763        --        --        --        --        --       --       --       --       --
   Wealthmark ML3 No. of
      Units                       202        --        --        --        --        --       --       --       --       --

                                     PART B

                            INFORMATION REQUIRED IN A

                       STATEMENT OF ADDITIONAL INFORMATION

                                             Statement of Additional Information
                                                            dated April 28, 2008



                             (JOHN HANCOCK(R) LOGO)
                             JOHN HANCOCK ANNUITIES


                       Statement of Additional Information
         John Hancock Life Insurance Company (U.S.A.) Separate Account H


THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS. This Statement of Additional Information should be read in conjunction with the Prospectuses dated the same date as this Statement of Additional Information. This Statement of Additional Information describes additional information regarding the variable portion of the flexible purchase payment deferred combination fixed and variable annuity contracts (singly, a "Contract" and collectively, the "Contracts" issued by JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) ("John Hancock USA") in all jurisdictions except New York as follows:



                     PROSPECTUSES ISSUED BY JOHN HANCOCK USA
           (to be read with this Statement of Additional Information)
                            Venture Variable Annuity
                          Venture III Variable Annuity
                        Venture Vantage Variable Annuity
                        Venture Vision Variable Annuity
                       Venture Strategy Variable Annuity
                           Wealthmark Variable Annuity
                         Wealthmark ML3 Variable Annuity


You may obtain a copy of the Prospectuses listed above by contacting us at the following addresses:

                  JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


Annuity Service Center             Mailing Address
164 Corporate Drive                Post Office Box 9505
Portsmouth, NH 03801-6815          Portsmouth, NH 03802-9505
(617) 663-3000 or (800) 344-1029   www.jhannuities.com



JHUSA SEP ACCT H SAI 04/08

                                Table of Contents


GENERAL INFORMATION AND HISTORY ..........................................     1
ACCUMULATION UNIT VALUE TABLES ...........................................     1
SERVICES .................................................................     1
   Independent Registered Public Accounting Firm .........................     1
   Servicing Agent .......................................................     1
   Principal Underwriter .................................................     1
   Special Compensation and Reimbursement Arrangements ...................     2
LEGAL AND REGULATORY MATTERS .............................................     5
APPENDIX A: AUDITED FINANCIAL STATEMENTS .................................   A-1

                         General Information and History


John Hancock Life Insurance Company (U.S.A.) Separate Account H, (the "Separate Account") (formerly, The Manufacturers Life Insurance Company (U.S.A.) Separate Account H) is a separate investment account of John Hancock Life Insurance Company (U.S.A.), ("we," "us," "the Company," or "John Hancock USA") (formerly, The Manufacturers Life Insurance Company (U.S.A.)). We are a stock life insurance company organized under the laws of Delaware in 1979. Our principal office is located at 38500 Woodward Avenue Bloomfield Hills, Michigan 48304. We also have an Annuity Service Center located at 164 Corporate Drive, Portsmouth, NH 03801-6815. Our ultimate parent is Manulife Financial Corporation ("MFC") based in Toronto, Canada. MFC is the holding company of The Manufacturers Life Insurance Company and its subsidiaries, collectively known as Manulife Financial.


The Separate Account was established on August 24, 1984 as a separate account of The Manufacturers Life Insurance Company of North America ("Manulife North America"), another wholly-owned subsidiary of MFC which on January 1, 2002 merged into the Company. As a result of this merger, the Company became the owner of all of Manulife North America's assets, including the assets of the Separate Account and assumed all of Manulife North America's obligations including those under the contracts. The merger had no other effect on the terms and conditions of the contracts or on your allocations among investment options.

Our financial statements which are included in this Statement of Additional Information should be considered only as bearing on our ability to meet our obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.

                         Accumulation Unit Value Tables

The Accumulation Unit Value Tables are located in Appendix U of the product prospectus.

                                    Services

Independent Registered Public Accounting Firm


The consolidated financial statements of John Hancock Life Insurance Company (U.S.A.) at December 31, 2007 and 2006 and for each of the three years in the period ended December 31, 2007, and the financial statements of John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2007 and for each of the two years in the period ended December 31, 2007, appearing in this Statement of Additional Information of the Registration Statement have been audited by Ernst & Young LLP, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.


Servicing Agent

Computer Sciences Corporation Financial Services Group ("CSC FSG") provides to us a computerized data processing recordkeeping system for variable annuity administration. CSC FSG provides various daily, semimonthly, monthly, semiannual and annual reports including:

     - daily updates on accumulation unit values, variable annuity participants and transactions, and agent production and commissions;

     -    semimonthly commission statements;

     -    monthly summaries of agent production and daily transaction reports;

     -    semiannual statements for contract owners; and

     -    annual contract owner tax reports.

We pay CSC FSG approximately $7.80 per policy per year, plus certain other fees for the services provided.

Principal Underwriter


John Hancock Distributors, LLC, ("JH Distributors"), an indirect wholly owned subsidiary of MFC, serves as principal underwriter of the contracts. Contracts are offered on a continuous basis. The aggregate dollar amounts of underwriting commissions paid to JH Distributors in 2007, 2006, and 2005 were $657,183,413, $516,555,523 and $510,874,858, respectively.

Special Compensation and Reimbursement Arrangements

The Contracts are primarily sold through selected firms. The Contracts' principal distributor, JH Distributors, and its affiliates (collectively, "JHD") pay compensation to broker-dealers (firms) for the promotion and sale of the Contracts. The compensation JHD pays may vary depending on each firm's selling agreement, but compensation (inclusive of wholesaler overrides and expense allowances) paid to the firms for sale of the Contracts (not including riders) is not expected to exceed the standard compensation amounts referenced in the product prospectuses. The amount and timing of this compensation may differ among firms.

The registered representative through whom your Contract is sold will be compensated pursuant to that registered representative's own arrangement with his or her broker-dealer. The registered representative and the firm may have multiple options on how they wish to allocate their commissions and/or compensation. We are not involved in determining your registered representative's compensation You are encouraged to ask your registered representative about the basis upon which he or she will be personally compensated for the advice or recommendations provided in connection with the sale of your Contract.

Compensation to firms for the promotion and sale of the Contracts is not paid directly by Contract owners, but we expect to recoup it through the fees and charges imposed under the Contract.


We may, directly or through JHD, make, either from 12b-1 distribution fees received from the Contracts' underlying investment Portfolios or out of our own resources, additional payments to firms. These payments are sometimes referred to as "revenue sharing." Revenue sharing expenses are any payments made to broker-dealers or other intermediaries to either (i) compensate the intermediary for expenses incurred in connection with the promotion and/or sale of John Hancock investment products or (ii) obtain promotional and/or distribution services for John Hancock investment products. Many firms that sell the Contracts receive one or more types of these cash payments.


We are among several insurance companies that pay additional payments to certain firms to receive "preferred" or recommended status. These privileges include: additional or special access to sales staff; opportunities to provide and/or attend training and other conferences; advantageous placement of our products on customer lists ("shelf-space arrangements"); and other improvements in sales by featuring our products over others.

The categories of payments that we provide, directly or through JHD, to firms are described below. These categories are not mutually exclusive and we may make additional types of revenue sharing payments in the future. The same firms may receive payments under more than one or all categories. These payments assist in our efforts to promote the sale of the Contracts. We agree with the firm on the methods for calculating any additional compensation, which may include the level of sales or assets attributable to the firm. Not all firms receive additional compensation and the amount of compensation varies. These payments could be significant to a firm. We determine which firms to support and the extent of the payments it is willing to make. We generally choose to compensate firms that have a strong capability to distribute the Contracts and that are willing to cooperate with our promotional efforts. We do not make an independent assessment of the cost of providing such services.


The following list includes the names of member firms of the Financial Industry Regulatory Authority ("FINRA," formerly the National Association of Securities Dealers, Inc., or "NASD") (or their affiliated broker-dealers) that we are aware (as of December 31, 2007) received a revenue sharing payment of more than $5,000 with respect to annuity business during the latest calendar year:



NAME OF FIRM



                                   DISTRIBUTOR



                            1st Global Capital Corp.
                           A. G. Edwards & Sons, Inc.
                       AIG - Advantage Capital Corporation
                        AIG - FSC Securities Corporation
                      AIG - Royal Alliance Associates, Inc.
                            AIG - Financial Advisors
                 AIG - American General Securities Incorporated
                  American Portfolios Financial Services, Inc.
                        AmTrust Investment Services, Inc.
                       BancWest Investment Services, Inc.
                                   BOSC, Inc.
                           Cadaret, Grant & Co., Inc.
                            Centaurus Financial, Inc.
                         Citigroup Global Markets, Inc.
                          CCO Investment Services, Inc.

                                   DISTRIBUTOR



                               Comerica Securities
                            Commerce Capital Markets
                         Commonwealth Financial Network
                             Compass Brokerage, Inc.
                         Crown Capital Securities, L.P.
                          CUSO Financial Services, L.P.
                              Davenport & Co., LLC
                         Essex National Securities, Inc.
                            Ferris, Baker Watts, Inc.
                          Fifth Third Securities, Inc.
                       Founders Financial Securities, LLC
                         Geneos Wealth Management, Inc.
                            GunnAllen Financial, Inc.
                          H.D. Vest Investment Services
                            Harbour Investments, Inc.
                           HSBC Securities (USA) Inc.
                        Independent Financial Group, LLC
                   Independent Financial Marketing Group, Inc.
                 ING - Financial Network Investment Corporation
                     ING - Financial Securities Corporation
                    ING - Primevest Financial Services, Inc.
                          ING Financial Partners, Inc.
                              InterSecurities, Inc.
                                Investacorp, Inc.
                         Investment Professionals, Inc.
                        J.J.B. Hilliard, W.L. Lyons, Inc.
                          Janney Montgomery Scott, LLC
                     Jefferson Pilot Securities Corporation
                         John Hancock Distributors, Inc.
                          Key Investments Services, LLC
                        LaSalle Financial Services, Inc.
                        LaSalle Street Securities, L.L.C.
                     Lincoln Financial Advisors Corporation
                                  LPL Financial
                           M Holdings Securities, Inc.
                           Main Street Securities, LLC
                   Merrill Lynch, Pierce, Fenner & Smith Inc.
                           Money Concepts Capital Corp
                          Morgan Keegan & Company, Inc.
                           Morgan Stanley & Co., Inc.
                           Next Financial Group, Inc.
                              NFP Securities, Inc.
                           NPH - SII Investments, Inc.
                       NPH - Invest Financial Corporation
                    NPH - Investment Centers of America, Inc.
                       NPH - National Planning Corporation
                  PAC of America - Associated Securities Corp.
                   PAC of America - Mutual Service Corporation
              PAC of America - United Planners' Financial Services
                PAC of America - Waterstone Financial Group, Inc.
                       Packerland Brokerage Services, Inc.
                        Pension Planners Securities, Inc.
                          Prime Capital Services, Inc.
                                ProEquities, Inc.
                           Questar Capital Corporation
                        Raymond James & Associates, Inc.
                     Raymond James Financial Services, Inc.
                             RBC Dain Rauscher, Inc.

                                   DISTRIBUTOR



                           Robert W. Baird & Co., Inc.
                         Sammons Securities Company, LLC
                            Securities America, Inc.
                           Sigma Financial Corporation
                           Stifel Nicolaus & Co., Inc
                        The Huntington Investment Company
                          Tower Square Securities, Inc.
                      Transamerica Financial Advisors, Inc.
                          UBS Financial Services, Inc.
                       Unionbanc Investment Services, Inc.
                            Wachovia Securities, LLC
                            Wachovia Securities, Inc.
                      Wachovia Securities Financial Network
                         Walnut Street Securities, Inc.
                        Webster Investment Services, Inc.
                           Well Fargo Securities, LLC
                        Woodbury Financial Services, Inc.



Your registered representative can provide you with more information about the compensation arrangements that apply upon the sale of a variable annuity contract.

Inclusion on this list does not imply that these sums necessarily constitute "special cash compensation" as defined by NASD Conduct Rule 2830(l)(4). We will endeavor to update this listing annually; interim arrangements may not be reflected. We assume no duty to notify any investor whether his or her registered representative is or should be included in any such listing. You are encouraged to review the prospectus for each Portfolio for any other compensation arrangements pertaining to the distribution of Portfolio shares.

We may, directly or through JHD, also have arrangements with intermediaries that are not members of FINRA.


Sales and Asset Based Payments. We may, directly or through JHD, make revenue sharing payments as incentives to certain firms to promote and sell the Contracts. We hope to benefit from revenue sharing by increasing Contract sales. In consideration for revenue sharing, a firm may feature the Contracts in its sales system or give us additional access to members of its sales force or management. In addition, a firm may agree to participate in our marketing efforts by allowing us to participate in conferences, seminars or other programs attended by the firm's sales force. Although a firm may seek revenue sharing payments to offset costs incurred by the firm in servicing its clients that have purchased the Contracts, the firm may earn a profit on these payments. Revenue sharing payments may provide a firm with an incentive to favor the Contracts in its sales efforts.

The revenue sharing payments we make may be calculated on sales of our products by the firm ("Sales-Based Payments"). These payments are based upon a percentage of the total amount of money received, or anticipated to be received, for sales through a firm of some or all of the insurance products that we and/or our affiliates offer. We make these payments on a periodic basis.

Such payments also may be calculated based upon the "assets under management" attributable to a particular firm ("Asset-Based Payments"). These payments are based upon a percentage of the contract value of some or all of our (and/or our affiliates') insurance products that were sold through the firm. We make these payments on a periodic basis.

Sales-Based Payments primarily create incentives to make new sales of our insurance products and Asset-Based Payments primarily create incentives to service and maintain previously sold Contracts. We may pay a firm either or both Sales-Based Payments and Asset-Based Payments.

Administrative and Processing Support Payments. We may, directly or through JHD, also make payments to certain firms that sell our products for certain administrative services, including record keeping and sub-accounting Contract owner accounts, and in connection with account maintenance support, statement preparation and transaction processing. The types of payments that we may make under this category include, among others, payment of ticket charges per purchase or exchange order placed by a firm, payment of networking fees in connection with certain mutual fund trading systems, or one-time payments for ancillary services such as setting up funds on a firm's mutual fund trading system.


Other Payments. We may, directly or through JHD, also provide, either from the 12b-1 distribution fees received from the Portfolios underlying the Contracts or out of our own resources, additional compensation to firms that sell or arrange for the sale of Contracts. Such compensation may include seminars for the public, advertising and sales campaigns regarding the Contracts to assist a firm in connection with its systems, operations and marketing expenses, or for other activities of a selling firm or wholesaler. We may contribute to, as well as sponsor, various educational programs, sales contests and/or promotions in which participating firms and their sales persons may receive prizes such as merchandise, cash, or other awards.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. We make payments for entertainment events we deem appropriate, subject to our guidelines and applicable law. These payments may vary widely, depending upon the nature of the event or the relationship. We may make these payments upon the initiation of a relationship with a firm, and at any time thereafter.

We may have other relationships with firms relating to the provisions of services to the Contracts, such as providing omnibus account services, transaction processing services, or effecting portfolio transactions for Portfolios. If a firm provides these services, we may compensate the firm for these services. In addition, a firm may have other compensated or uncompensated relationships with us that are not related to the Contracts.


Signator Investors, Inc. may pay their respective registered representatives additional cash incentives in the form of bonus payments, expense payments, employment benefits or the waiver of overhead costs or expenses in connection with the sale of the Contracts that they would not receive in connection with the sale of contracts issued by unaffiliated companies.


                          Legal and Regulatory Matters

There are no legal proceedings to which we, the Separate Account or the principal underwriter is a party, or to which the assets of the Separate Account are subject, that are likely to have a material adverse effect on:

     -    the Separate Account; or

     - the ability of the principal underwriter to perform its contract with the Separate Account; or

     - on our ability to meet our obligations under the variable annuity contracts funded through the Separate Account.


On June 25, 2007, John Hancock Investment Management Services, LLC (the "Adviser") and John Hancock Distributors LLC (the "Distributor") and two of their affiliates (collectively, the "John Hancock Affiliates") reached a settlement with the Securities and Exchange Commission ("SEC") that resolved an investigation of certain practices relating to the John Hancock Affiliates' variable annuity and mutual fund operations involving directed brokerage and revenue sharing. Under the terms of the settlement, each John Hancock Affiliate was censured and agreed to pay a $500,000 civil penalty to the United States Treasury. In addition, the Adviser and the Distributor agreed to pay disgorgement of $14,838,943 and prejudgment interest of $2,001,999 to the John Hancock Trust Portfolios that participated in the Adviser's commission recapture program during the period from 2000 to April 2004. Collectively, all John Hancock Affiliates agreed to pay a total disgorgement of $16,926,420 and prejudgment interest of $2,361,460 to the entities advised or distributed by John Hancock Affiliates. The Adviser discontinued the use of directed brokerage in recognition of the sale of Portfolio shares in April 2004.

                    APPENDIX A: Audited Financial Statements

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.)
Years Ended December 31, 2007, 2006, and 2005

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

              INDEX TO AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm............................................................. F-2

Audited Consolidated Financial Statements:..........................................................................

Consolidated Balance Sheets as of December 31, 2007 and 2006........................................................
                                                                                                                     F-3

Consolidated Statements of Income for the years ended December 31, 2007, 2006, and 2005.............................
                                                                                                                     F-4

Consolidated Statements of Changes in Shareholder's Equity and Comprehensive Income for the years ended December 31, F-5
  2007, 2006, and 2005..............................................................................................

Consolidated Statements of Cash Flows for the years ended December 31, 2007, 2006, and 2005.........................
                                                                                                                     F-6

Notes to Consolidated Financial Statements..........................................................................
                                                                                                                     F-7

            Report of Independent Registered Public Accounting Firm

The Board of Directors
John Hancock Life Insurance Company (U.S.A.)

We have audited the accompanying consolidated balance sheets of John Hancock Life Insurance Company (U.S.A.) (the Company) as of December 31, 2007 and 2006, and the related consolidated statements of income, changes in shareholder's equity and comprehensive income, and cash flows for each of the three years in the period ended December 31, 2007. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of John Hancock Life Insurance Company (U.S.A.) at December 31, 2007 and 2006 and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2007 in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the accompanying consolidated financial statements, the Company has restated its financial statements for the years ended December 31, 2006 and 2005.

As discussed in Note 1 to the accompanying consolidated financial statements, in 2007 the Company changed its method of accounting for collateral related to certain derivative activities, and in 2006 the Company changed its method of accounting for defined benefit pension and other post retirement benefit plans.

                                                  /s/ ERNST & YOUNG LLP

Boston, Massachusetts
April 25, 2008

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                          CONSOLIDATED BALANCE SHEETS

                                                         December 31,
                                                       -----------------
                                                         2007     2006
                                                       -------- --------
                                                                Restated
                                                         (in millions)
        Assets

        Investments
        Fixed maturities:
           Available-for-sale - at fair value
             (cost: 2007 - $13,050; 2006 - $11,187)... $ 13,689 $ 11,629
        Equity securities:
           Available-for-sale - at fair value
             (cost: 2007 - $781; 2006 - $840).........      956    1,022
        Mortgage loans on real estate.................    2,414    2,446
        Real estate...................................    1,543    1,401
        Policy loans..................................    2,519    2,340
        Short term investments........................    2,723      645
        Other invested assets.........................      325      144
                                                       -------- --------
           Total Investments..........................   24,169   19,627

        Cash and cash equivalents.....................    3,345    4,112
        Accrued investment income.....................      310      247
        Deferred policy acquisition costs.............    5,664    4,655
        Deferred sales inducements....................      264      235
        Amounts due from and held for affiliates......    2,967    2,886
        Reinsurance recoverable.......................    1,390    1,295
        Other assets..................................    1,259    1,276
        Separate account assets.......................  105,380   90,462
                                                       -------- --------
           Total Assets............................... $144,748 $124,795
                                                       ======== ========
        Liabilities and Shareholder's Equity

        Liabilities:

        Future policy benefits........................ $ 24,594 $ 22,379
        Policyholders' funds..........................      300      298
        Unearned revenue..............................      543      766
        Unpaid claims and claim expense reserves......      720      704
        Dividends payable to policyholders............      210      200
        Amounts due to affiliates.....................    4,615    2,996
        Deferred income tax liability.................    1,000      812
        Other liabilities.............................    2,002    1,492
        Separate account liabilities..................  105,380   90,462
                                                       -------- --------
           Total Liabilities..........................  139,364  120,109

        Shareholder's Equity:

        Capital stock.................................        5        5
        Additional paid in capital....................    2,222    2,216
        Retained earnings.............................    2,572    1,988
        Accumulated other comprehensive income........      585      477
                                                       -------- --------
           Total Shareholder's Equity.................    5,384    4,686
                                                       -------- --------
           Total Liabilities and Shareholder's Equity. $144,748 $124,795
                                                       ======== ========

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                       CONSOLIDATED STATEMENTS OF INCOME

                                                                                     For the years ended December 31,
                                                                                     --------------------------------
                                                                                      2007       2006        2005
                                                                                      ------   --------    --------
                                                                                               Restated    Restated
                                                                                          (in millions)
Revenues

   Premiums......................................................................... $  875     $1,014      $  870
   Fee income.......................................................................  3,262      2,483       1,769
   Net investment income............................................................  1,337      1,163       1,169
   Net realized investment and other gains..........................................    162         32         231
                                                                                      ------    ------      ------
       Total revenues...............................................................  5,636      4,692       4,039

Benefits and expenses

   Benefits to policyholders........................................................  2,375      1,889       1,579
   Other operating costs and expenses...............................................  1,269      1,117         921
   Amortization of deferred policy acquisition costs and deferred sales inducements.    584        536         327
   Dividends to policyholders.......................................................    416        395         400
                                                                                      ------    ------      ------
       Total benefits and expenses..................................................  4,644      3,937       3,227

Income before income taxes..........................................................    992        755         812
Income taxes........................................................................    273        230         253
                                                                                      ------    ------      ------
Net income.......................................................................... $  719     $  525      $  559
                                                                                      ======    ======      ======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

          CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                           AND COMPREHENSIVE INCOME

                                                                                           Accumulated
                                                                      Additional              Other         Total
                                                              Capital  Paid In   Retained Comprehensive Shareholder's Outstanding
                                                               Stock   Capital   Earnings    Income        Equity       Shares
                                                              ------- ---------- -------- ------------- ------------- -----------
                                                                   (in millions, except for shares outstanding)       (thousands)
Balance at January 1, 2005 -- As previously reported.........   $5      $2,024    $1,062      $ 828        $3,919        4,829
   Restatements..............................................                         42        (90)          (48)
                                                                --      ------    ------      -----        ------        -----
Balance at January 1, 2005 -- Restated.......................    5       2,024     1,104        738         3,871        4,829
   Comprehensive income:.....................................
       Net income -- Restated................................                        559                      559
       Other comprehensive income, net of tax:...............
          Net unrealized investment losses --
            Restated.........................................                                  (104)         (104)
          Net losses on cash flow hedges.....................                                    (1)           (1)
          Minimum pension liability..........................                                   (21)          (21)
          Foreign currency translation adjustment --
            Restated.........................................                                   (87)          (87)
                                                                                                           ------
   Comprehensive income -- Restated..........................                                                 346
Capital contribution from parent.............................               13                                 13
Transactions with affiliates.................................                8                                  8
Dividend paid to parent......................................                       (200)                    (200)
                                                                --      ------    ------      -----        ------        -----
Balance at December 31, 2005 -- Restated.....................   $5      $2,045    $1,463      $ 525        $4,038        4,829
                                                                ==      ======    ======      =====        ======        =====
Balance at January 1, 2006 -- Restated.......................   $5      $2,045    $1,463      $ 525        $4,038        4,829
   Comprehensive income:.....................................
       Net income -- Restated................................                        525                      525
       Other comprehensive income, net of tax:...............
          Net unrealized investment losses --
            Restated.........................................                                   (46)          (46)
          Minimum pension liability..........................                                     5             5
          Foreign currency translation adjustment --
            Restated.........................................                                    (5)           (5)
                                                                                                           ------
   Comprehensive income -- Restated..........................                                                 479
SFAS 158 transition adjustment...............................                                    (2)           (2)
Common stock issued to parent................................               71                                 71
Transaction with affiliate...................................               87                                 87
Stock options................................................               13                                 13
                                                                --      ------    ------      -----        ------        -----
Balance at December 31, 2006 -- Restated.....................   $5      $2,216    $1,988      $ 477        $4,686        4,829
                                                                ==      ======    ======      =====        ======        =====
Balance at January 1, 2007 -- Restated.......................   $5      $2,216    $1,988      $ 477        $4,686        4,829
   Comprehensive income:.....................................
       Net income............................................                        719                      719
       Other comprehensive income, net of tax:...............
          Net unrealized investment gains....................                                   124           124
          Net losses on cash flow hedges.....................                                   (13)          (13)
          Change in funded status of pension plan and
            amortization of periodic pension costs...........                                     1             1
          Foreign currency translation adjustment............                                    (4)           (4)
                                                                                                           ------
   Comprehensive income......................................                                                 827
Dividend paid to parent......................................                       (135)                    (135)
Stock options................................................                6                                  6
                                                                --      ------    ------      -----        ------        -----
Balance at December 31, 2007.................................   $5      $2,222    $2,572      $ 585        $5,384        4,829
                                                                ==      ======    ======      =====        ======        =====

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                     CONSOLIDATED STATEMENTS OF CASH FLOWS

                                                                                               For the years ended December 31,
                                                                                               -------------------------------
                                                                                                 2007        2006       2005
                                                                                                --------   --------   --------
                                                                                                           Restated   Restated
                                                                                                      (in millions)
Cash flows provided by (used in) operating activities:
   Net income................................................................................. $    719    $    525   $   559
       Adjustments to reconcile net income to net cash provided by (used in) operating activities:..........................................................................
       Net realized investment and other gains................................................     (162)        (32)     (231)
       Amortization of premium/discount - fixed maturities....................................        9          13        27
       Capitalization of deferred policy acquisition costs and deferred sales inducements.....   (1,700)     (1,154)     (976)
       Amortization of deferred policy acquisition costs and deferred sales inducements.......      584         536       327
       Depreciation and amortization..........................................................       26          26        27
       (Increase) decrease in accrued investment income.......................................      (63)         (1)       58
       Decrease (increase) in other assets and other liabilities, net.........................      371         507      (325)
       Increase (decrease) in policyholder liabilities and accruals, net......................      781         479      (397)
       Increase in deferred income tax liability..............................................      127         128       124
                                                                                                --------   --------   -------
       Net cash provided by (used in) operating activities....................................      692       1,027      (807)
Cash flows used in investing activities:
   Sales of:..................................................................................
       Fixed maturities available-for-sale....................................................    8,814       9,657     8,293
       Equity securities available-for-sale...................................................      304         355       153
   Maturities, prepayments and scheduled redemptions of:......................................
       Fixed maturities available-for-sale....................................................      485         658       230
       Mortgage loans on real estate..........................................................    1,453       1,105       508
       Real estate sold.......................................................................       --          27         9
   Cash received on sale of mortgage backed security to affiliate.............................       15          --        --
   Purchases of:..............................................................................
       Fixed maturities available-for-sale....................................................  (11,150)    (10,327)   (9,294)
       Equity securities available-for-sale...................................................     (229)       (690)     (261)
       Other invested assets..................................................................     (121)        (74)       (6)
   Mortgage loans on real estate issued.......................................................   (1,409)     (1,128)     (529)
   Purchases of real estate...................................................................     (168)        (16)      (35)
   Net purchases of short-term investments....................................................   (2,013)       (162)     (112)
   Other, net.................................................................................     (249)       (281)      368
                                                                                                --------   --------   -------
       Net cash used in investing activities..................................................   (4,268)       (876)     (676)
Cash flows provided by financing activities:
   Common stock issued to parent..............................................................       --          71        --
   Capital contribution from parent...........................................................       --          --        13
   Cash received on sale of real estate to affiliate..........................................       --         150        --
   Net cash transferred related to Taiwan operations..........................................       --          --       (24)
   Universal life and investment-type contract deposits.......................................    2,748       2,832     2,144
   Universal life and investment-type contract maturities and withdrawals.....................     (509)     (1,266)     (938)
   Net transfers to separate accounts from policyholders funds................................     (881)       (433)     (341)
   Unearned revenue on financial reinsurance..................................................     (149)        (49)       49
   Increase in amounts due to/from affiliates, net............................................    1,768          14     1,869
   Excess tax benefits related to share based payments........................................        2           2        --
   Net reinsurance recoverable................................................................      (35)         49        20
   Dividend paid to parent....................................................................     (135)         --      (200)
                                                                                                --------   --------   -------
   Net cash provided by financing activities..................................................    2,809       1,370     2,592
   Net (decrease) increase in cash and cash equivalents.......................................     (767)      1,521     1,109
Cash and cash equivalents at beginning of year................................................    4,112       2,591     1,482
                                                                                                --------   --------   -------
Cash and cash equivalents at end of year...................................................... $  3,345    $  4,112   $ 2,591
                                                                                                ========   ========   =======

The accompanying notes are an integral part of these consolidated financial statements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1 - Summary of Significant Accounting Policies

Business

John Hancock Life Insurance Company (U.S.A.) (JH USA or The Company) is a wholly owned subsidiary of The Manufacturers Investment Corporation (MIC). MIC is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (MLI). MLI, in turn, is a wholly owned subsidiary of Manulife Financial Corporation (MFC), a Canadian-based publicly traded company. MFC and its subsidiaries are collectively known as Manulife Financial.

The Company offers and issues individual and group annuity contracts, and individual life insurance and group pension contracts. All of these contracts (collectively, the contracts) are sold primarily in the United States. Amounts invested in the fixed portion of the contracts are allocated to the general account of the Company. Amounts invested in the variable portion of the contracts are allocated to the separate accounts of the Company. Each of these separate accounts invest in either the shares of various portfolios of the John Hancock Trust (JHT), a no-load, open-end investment management company organized as a Massachusetts business trust, or in various portfolios of open-end investment management companies offered and managed by unaffiliated third parties.

John Hancock Investment Management Services, LLC (JHIMS), a subsidiary of the Company, is the investment advisor to JHT. On November 1, 2005, JHIMS amended its Limited Liability Company Agreement to admit a new member. This amendment decreased the Company's consolidated ownership interest in JHIMS from 100% to 95%. JH USA directly owns 57% of JHIMS, while it's wholly owned subsidiary, John Hancock Life Insurance Company of New York, owns 38%. The remaining 5% of JHIMS is owned by an affiliate, John Hancock Funds, LLC.

Basis of Presentation

The accompanying consolidated financial statements include the accounts of the Company and its majority owned and or controlled subsidiaries. All significant intercompany transactions and balances have been eliminated.

The accompanying consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (GAAP), which require management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets.

Restatements

The accompanying consolidated financial statements and footnote disclosures have been restated as of December 31, 2006 and for the years ended December 31, 2006 and 2005, respectively. There were two items requiring restatement as described below.

During the years 2001 through 2006, the Company was not properly recording the changes in the fair value of non-functional currency available-for-sale investments in accumulated other comprehensive income (OCI) or the realized gains and losses related to such securities in the consolidated statements of income. For available-for-sale fixed maturities and equity securities, foreign exchange movements at each balance sheet date were recorded in foreign currency translation adjustments instead of net unrealized investment gains (losses). In addition, when these non-functional currency available-for-sale securities were sold, the applicable foreign exchange gain or loss was not relieved from accumulated other comprehensive income and recorded in the consolidated statements of income. Certain of these available-for-sale investments supported life and annuity contracts where the investment results of the realized and unrealized investment and other gains (losses) are included in the calculation of current or future gross profits for purposes of amortizing deferred policy acquisition costs (DAC). As a result of the error, DAC was not adjusted for the realized and unrealized foreign exchange gains (losses). The after-tax adjustments to correctly record the related activity decreased total consolidated shareholder's equity by $48.0 million as of January 1, 2005 (the cumulative consolidated income statement and OCI effect for the years 2001 through 2004), and decreased total consolidated shareholder's equity by $96.0 million and $89.0 million as of December 31, 2006 and 2005, respectively. Consolidated net income was increased by $12.6 million and $10.7 million for the years ended December 31, 2006 and 2005, respectively, as a result of these adjustments.

Certain intercompany reinsurance activity was not properly presented in the Consolidated Statements of Cash Flows for the years ended December 31, 2006 and 2005. As a result of this error, cash flows provided by (used in) operating activities increased by $402 million and $53 million for the years ended December 31, 2006 and 2005, respectively; cash flows used in investing activities increased by $127 million and $112 million for the years ended December 31, 2006 and 2005, respectively; and cash flows provided by financing activities decreased by $275 million for the year ended December 31, 2006 and increased by $59 million for the year ended December 31, 2005.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


The following is a summary of the line items impacted by the Restatement for the 2006 Consolidated Balance Sheet and the Consolidated Statements of Income and Shareholder's Equity for the years ended December 31, 2006 and 2005:

                                                                                   Prior to
                                                                                 Restatement* Adjustments Restated
                                                                                 ------------ ----------- --------
                                                                                           (in millions)
December 31, 2006
Deferred policy acquisition costs...............................................   $  4,701      $ (46)   $  4,655
Total assets....................................................................    124,841        (46)    124,795
Deferred income tax liability...................................................        762         50         812
Total liabilities...............................................................    120,059         50     120,109
Retained earnings...............................................................      1,922         66       1,988
Accumulated other comprehensive income..........................................        639       (162)        477
Total shareholder's equity......................................................      4,782        (96)      4,686
Total liabilities and shareholder's equity......................................    124,841        (46)    124,795
                                                                                   --------      -----    --------
December 31, 2005
Retained earnings...............................................................      1,410         53       1,463
Accumulated other comprehensive income..........................................        667       (142)        525
Total shareholder's equity......................................................      4,127        (89)      4,038
                                                                                   --------      -----    --------
January 1, 2005
Retained earnings...............................................................      1,062         42       1,104
Accumulated other comprehensive income..........................................        828        (90)        738
Total shareholder's equity......................................................      3,919        (48)      3,871
                                                                                   --------      -----    --------
For the year ended December 31, 2006
Net realized investment and other gains.........................................          5         27          32
Total revenue...................................................................      4,665         27       4,692
Amortization of deferred policy acquisition costs and deferred sales inducements        529          7         536
Total benefits and expenses.....................................................      3,930          7       3,937
Income before income taxes......................................................        735         20         755
Income taxes....................................................................        223          7         230
Net income......................................................................        512         13         525
                                                                                   --------      -----    --------
For the year ended December 31, 2005
Net realized investment and other gains.........................................        209         22         231
Total revenue...................................................................      4,017         22       4,039
Amortization of deferred policy acquisition costs and deferred sales inducements        322          5         327
Total benefits and expenses.....................................................      3,222          5       3,227
Income before income taxes......................................................        795         17         812
Income taxes....................................................................        247          6         253
Net income......................................................................        548         11         559

The consolidated statements of cash flows were restated as applicable for the items noted above.

* Certain prior year amounts have been reclassified to conform to the current year presentation.

Investments

The Company classifies its fixed maturity securities as available-for-sale and records these securities at fair value. Unrealized gains and losses related to available-for-sale securities are reflected in shareholder's equity, net of policyholder related amounts and deferred income taxes. Interest income is generally recognized on the accrual basis. The amortized cost of fixed maturity securities is adjusted for amortization of premiums and accretion of discounts to maturity. Such amortization is included in net investment income. The amortized cost of fixed maturity securities is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of net realized investment and other gains.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


For mortgage-backed securities, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income.

Net realized investment and other gains, other than those related to separate accounts for which the Company does not bear the investment risk, are determined on a specific identification method and are reported net of amounts credited to participating group annuity contract holder accounts. A decline in the value of a specific security that is considered other-than-temporary results in a write-down of the cost basis of the security and a charge to income in the period of recognition. Unrealized gains and losses, other than unrealized losses that are considered to be other-than-temporary, are reflected directly in accumulated other comprehensive income after adjustments for deferred income taxes, deferred policy acquisition costs, deferred sales inducements, and participating group annuity contracts.

Equity securities include common stock and preferred stock. Equity securities that have readily determinable fair values are carried at fair value. For equity securities that the Company classifies as available-for-sale, unrealized gains and losses on equity securities are reflected in shareholder's equity, as described above for available-for-sale fixed maturities securities. Equity securities that do not have readily determinable fair values are carried at cost and are included in other invested assets. Impairments in value deemed to be other than temporary are reported as a component of net realized investment and other gains (losses).

Mortgage loans on real estate are carried at unpaid principal balances and are adjusted for amortization of premium or discount, less allowance for probable losses. Premiums or discounts are amortized over the life of the mortgage loan contract in a manner that results in a constant effective yield. Interest income and amortization amounts and other costs that are recognized as an adjustment of yield are included as components of net investment income. When it is probable that the Company will be unable to collect all amounts of principal and interest due according to the contractual terms of the mortgage loan agreement, the loan is deemed to be impaired and a valuation allowance for probable losses is established. The valuation allowance is based on the present value of the expected future cash flows, discounted at the loan's original effective interest rate, or is based on the collateral value of the loan if higher and the loan is collateral dependent. The Company estimates this level to be adequate to absorb estimated probable credit losses that exist at the balance sheet date. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains. Interest received on impaired mortgage loans on real estate is included in net investment income in the period received. If foreclosure becomes probable, the measurement method used is based on the collateral value. Foreclosed real estate is recorded at the collateral's fair value at the date of foreclosure, which establishes a new cost basis.

Interest on fixed maturity securities and performing mortgage loans is recorded as income when earned and is adjusted for any amortization of premiums or accretion of discounts. Interest on restructured mortgage loans is recorded as income based on the rate to be paid; interest on delinquent mortgage loans is recorded as income on a cash basis. Dividends are recorded as income on the ex-dividend date.

Investment real estate, which the Company has the intent to hold for the production of income, is carried at depreciated cost, using the straight-line method of depreciation, less adjustments for impairments in value. In those cases where it is determined that the carrying amount of investment real estate is not recoverable, an impairment loss is recognized based on the difference between the depreciated cost and fair value of the asset. The Company reports impairment losses as part of net realized investment and other gains.

Policy loans are reported at unpaid principal balances, which approximate fair value.

Short-term investments, which include investments with maturities when purchased greater than 90 days and less than one year, are reported at fair value.

Derivative Financial Instruments

The Company uses various derivative instruments to hedge and manage its exposures to changes in interest rate levels, foreign exchange rates and equity market prices, and also to manage the duration of assets and liabilities.

All derivative instruments are reported on the Consolidated Balance Sheets in other invested assets or other liabilities at fair value, with changes in fair value recorded in income or other comprehensive income, depending on the nature of the derivative instrument. Changes in the fair value of derivatives not designated as hedges are recognized in income.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


In certain cases, the Company uses hedge accounting by designating derivative instruments as either fair value hedges or cash flow hedges. For derivative instruments that are designated and qualify as fair value hedges, any changes in fair value of the derivative instruments as well as the offsetting changes in fair value of the hedged items are recorded in net realized investment and other gains. For fair value hedges, when the derivative has been terminated, a final fair value change is recorded in net realized investment and other gains, as well as the offsetting changes in fair value for the hedged item. At maturity, expiration or sale of the hedged item, a final fair value change for the hedged item is recorded in net realized investment and other gains, as well as offsetting changes in fair value for the derivative. Basis adjustments are recognized into income as part of net realized investment and other gains.

For derivative instruments that are designated and qualify as cash flow hedges, the effective portion of the change in fair value of the derivative instrument is recorded in accumulated other comprehensive income, and then reclassified into income when the hedged item affects income. When a cash flow hedge is terminated, the effective portion of the accumulated derivative gain or loss continues to be reported in accumulated other comprehensive income and then is reclassified into income when the hedged item affects income. If it is determined that the forecasted transaction is not probable of occurring, the balance remaining in accumulated other comprehensive income is immediately recognized in earnings.

Hedge effectiveness is assessed quarterly using a variety of techniques including regression analysis and cumulative dollar offset. When it is determined that a derivative is not effective as a hedge, the Company discontinues hedge accounting. In certain cases, there is no hedge ineffectiveness because the derivative instrument was constructed such that all the terms of the derivative exactly match the hedged risk in the hedged item.

In cases where the Company receives or pays a premium as consideration for entering into a derivative instrument (i.e., interest rate caps and floors, and swaptions), the premium is amortized into investment income over the term of the derivative instrument. The change in fair value of such premiums (i.e., the inherent ineffectiveness of the derivative) is excluded from the assessment of hedge effectiveness and is included in net realized investment and other gains (losses). Changes in fair value of derivatives that are not hedges are included in net realized investment and other gains (losses).

Cash and Cash Equivalents

Cash and cash equivalents include cash and all highly liquid debt investments with a remaining maturity of three months or less when purchased.

Deferred Policy Acquisition Costs (DAC) and Deferred Sales Inducements (DSI)

Commissions and other expenses that vary with, and are primarily related to, the production of new business are deferred to the extent recoverable and included as an asset. DAC associated with annuity contracts and group pension contracts are being amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins. The amortization is adjusted retrospectively when estimates of current or future gross profits are revised. Assuming the unrealized gains or losses on securities had been realized at year-end, DAC is adjusted for the impact on estimated future gross profits for such unrealized gains (losses). The impact of any such adjustments is included in net unrealized gains (losses) in accumulated other comprehensive income. DAC associated with traditional non-participating individual insurance contracts is amortized over the premium-paying period of the related policies. DAC is reviewed annually to determine recoverability from future income and, if not recoverable, is immediately expensed. As of December 31, 2007 and 2006, the Company's DAC was deemed recoverable.

The Company currently offers enhanced crediting rates or bonus payments to contract holders on certain of its individual annuity products (Deferred Sales Inducements or DSI). Those inducements that are incremental to amounts the Company credits on similar contracts without sales inducements and are higher than the contracts' expected ongoing crediting rates for periods after the inducements are capitalized at inception. The capitalized amounts are then amortized over the life of the underlying contracts consistent with the methodology used to amortize DAC. DSI is reviewed annually to determine recoverability from future income, and if not recoverable, is immediately expensed. As of December 31, 2007 and 2006, the Company's DSI was deemed recoverable.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


Reinsurance

The Company utilizes reinsurance agreements to provide for greater diversification of business, allowing management to control exposure to potential losses arising from large risks and provide additional capacity for growth.

Assets and liabilities related to reinsurance ceded contracts are reported on a gross basis. The accompanying consolidated statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded. Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. The Company remains liable to its policyholders to the extent that counterparties to reinsurance ceded contracts do not meet their contractual obligations.

Goodwill

Goodwill, included in other assets, represents the excess of the purchase price paid by the Company over the fair value of the assets and liabilities of Wood Logan Associates (WLA) at the dates the outstanding shares of WLA were acquired. Prior to the adoption of Statement of Financial Accounting Standards No. 142 (SFAS 142), Goodwill and Other Intangible Assets, this goodwill was being amortized over its expected useful life. No goodwill amortization was recorded after the adoption of this standard.

The Company tests goodwill and other non-amortizing intangible assets for impairment on an annual basis, and also in response to any events which suggest that these assets may be impaired (triggering events). Amortizable intangible assets are tested only in response to triggering events. Impairments would be recorded whenever an intangible asset's fair value is deemed to be less than its carrying value. No impairment was indicated as a result of testing performed in 2007 or 2006.

Separate Accounts

Separate account assets and liabilities reported in the Company's Consolidated Balance Sheets represent funds that are administered and invested by the Company to meet specific investment objectives of the contract holders. Net investment income and net realized investment and other gains or losses generally accrue directly to such contract holders who bear the investment risk, subject, in some cases, to principal guarantees and minimum guaranteed rates of income. The assets of each separate account are legally segregated and are not subject to claims that arise out of any other business of the Company. Separate account assets are reported at fair value. Deposits, surrenders, net investment income, and net realized investment and other gains or losses and the related liability charges of separate accounts are offset within the same line item in the Consolidated Statements of Income. Fees charged to contract holders, principally mortality, policy administration, and surrender charges, are included in the revenues of the Company.

Future Policy Benefits and Policyholders' Funds

Policyholder liabilities for traditional non-participating life insurance policies, reinsurance policies, and accident and health policies are computed using the net level premium method. The calculations are based upon estimates as to future mortality, morbidity, persistency, maintenance expenses, and interest rate yields that were applicable in the year of issue. The assumptions include a provision for the risk of adverse deviation.

For payout annuities in loss recognition, policyholder liabilities are computed using estimates of expected mortality, expenses, and investment yields as determined at the time these contracts first moved into loss recognition. Payout annuity reserves are adjusted for the impact of net realized investment and other gains associated with the underlying assets.

For fixed and variable annuities, group pension contracts, variable life contracts, and universal life insurance contracts with no substantial mortality or morbidity risk, policyholder liabilities equal the policyholder account values before surrender charges and additional reserves established on certain guarantees offered in certain variable annuity products. Account values are increased for deposits received and interest credited and are reduced by withdrawals, mortality charges, and administrative expenses charged to the policyholders. Benefit liabilities for annuities during the accumulation period are equal to accumulated contract holders' fund balances and after annuitization are equal to the present value of expected future payments. Policy benefits charged to expense also include the change in the additional reserve for certain guarantees offered in certain investment type products.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


Benefits for fixed and variable annuities, variable life contracts, universal life insurance contracts, and group pension contracts include interest credited to policyholder account values and benefit claims incurred during the period in excess of policyholder account values.

For traditional participating life insurance policies, policyholder liabilities are computed using the net level premium reserve for death and endowment policy benefits. Mortality and interest assumptions are the same as the non-forfeiture benefit assumptions at the time the policy was issued. For the years 2005 through 2007, interest rate assumptions used in the calculation of the liabilities for traditional participating life insurance policies ranged from 2.5% to 7.8%. As of December 31, 2007 and 2006, participating insurance liabilities expressed as a percentage of total actuarial reserves and account values were 36.1% and 39.2%, respectively.

Estimates of future policy benefit reserves, claim reserves and expenses are reviewed continually and adjusted as necessary; such adjustments are reflected in current earnings. Although considerable variability is inherent in such estimates, management believes that future policy benefit reserves and unpaid claims and claim expense reserves are adequate.

Participating Insurance

For those participating policies in force as of September 23, 1999 and as a result of the demutualization of MLI, separate sub-accounts were established within the participating accounts of the Company. These sub-accounts permit this participating business to be operated as a separate Closed Block of business. As of December 31, 2007 and 2006, $8,997 million and $8,894 million of policyholder liabilities and accruals related to the participating policyholders' accounts were included in the Closed Block.

JH USA's Board of Directors approves the amount of policyholder dividends to be paid annually. The aggregate amount of policyholder dividends is calculated based on actual interest, mortality, morbidity and expense experience for the year, and on management's judgment as to the appropriate level of statutory surplus to be retained by the Company.

Revenue Recognition

Premiums on long-duration life insurance and reinsurance contracts are recognized as revenue when due. Premiums on short-duration contracts are earned over the related contract period. Net premiums on limited-payment contracts are recognized as revenue and the difference between the gross premium received and the net premium is deferred and recognized in income based on either a constant relationship to insurance in force or the present value of annuity benefits, depending on the product type.

Fee income from annuity contracts, pension contracts, and insurance contracts consists of charges for mortality, expense, surrender and administration that have been assessed against the policyholder account balances. To the extent such charges compensate the Company for future services, they are deferred and will be recognized in income over the period earned using the same assumptions as those associated with the amortization of DAC.

Share Based Payments

The Company adopted SFAS 123(R), Share Based Payment, on January 1, 2006. This standard requires that the costs resulting from share based payment transactions with employees be recognized in the financial statements using a fair value based measurement method. The Company had previously adopted the fair value recognition provisions of SFAS 123, Accounting for Stock Options, effective January 1, 2003 prospectively for all options granted to employees on or after January 1, 2002.

Certain Company employees are provided compensation in the form of stock options, deferred share units, and restricted share units in MFC. The fair value of the stock options granted by MFC to the Company's employees is recorded by the Company over the vesting periods. The fair value of the deferred share units granted by MFC to Company employees is recognized in the accounts of the Company over the vesting periods of the units. The intrinsic fair value of the restricted share units granted by MFC to the Company's employees is recognized in the accounts of the Company over the vesting periods of the units. The share-based payments are a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, are recorded in the accounts of the Company in other operating costs and expenses.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


Upon adoption of SFAS 123(R), the Company was required to determine the portion of additional paid in capital that was generated from the realization of excess tax benefits prior to the adoption of SFAS 123(R) available to offset deferred tax assets that may need to be written off in future periods had the Company adopted the SFAS 123 fair value recognition provisions in 2001. The Company elected to calculate this pool of additional paid in capital using the shortcut method as permitted by FASB Staff Position (FSP) 123(R)-3, Transition Election to Accounting for the Tax Effects of Share Based Payment Awards.

SFAS 123(R) also requires the benefits of tax deductions in excess of recognized compensation expense to be reported as a financing cash flow, rather than as an operating cash flow. This requirement reduces net operating cash flows and increase net financing cash flows in periods after adoption. In 2007 the Company recognized $2 million of excess tax benefits which was reclassified from net operating cash flows to net financing cash flows. Upon adoption in 2006, the Company recognized $2 million of excess tax benefits related to share based payments which was reclassified from net operating cash flows to net financing cash flows

Federal Income Taxes

The provision for Federal income taxes includes amounts currently payable or recoverable and deferred income taxes, computed under the liability method, resulting from temporary differences between the tax basis and book basis of assets and liabilities. A valuation allowance is established for deferred tax assets when it is more likely than not that an amount will not be realized.

Foreign Currency Translation

The consolidated balance sheets of the Company's foreign operations and the Company's non-U.S. dollar investments are translated into U.S. dollars using translation rates in effect at the Consolidated Balance Sheet dates. The Consolidated Statements of Income of the Company's foreign operations are translated into U.S. dollars using average translation rates prevailing during the respective periods. Translation adjustments are included in accumulated other comprehensive income.

Recent Accounting Pronouncements

FASB Staff Position FIN39-1
Amendment of Offsetting of Amounts Related to Certain Contracts (FSP FIN39-1)

In April 2007, the FASB issued FSP FIN 39-1 to amend the reporting standards for offsetting amounts related to derivative instruments with the same counterparty. FSP FIN 39-1 specifies that an entity that has in the past elected to offset fair value of derivative assets and liabilities may change its policy election. The Company early adopted FSP FIN 39-1 in the quarter ended December 31, 2007, changing its accounting policy from net to gross balance sheet presentation for offsetting derivative balances with the same counterparty. This accounting policy change was applied retrospectively to all periods presented, resulting in an increase of derivative assets equally offset by an increase in derivative liabilities at December 31, 2007 and 2006 of $57 million and $13 million, respectively.

Statement of Financial Accounting Standards No.159, the Fair Value Option for Financial Assets and Financial Liabilities (SFAS 159)

In February 2007, the FASB issued SFAS 159. SFAS 159's objective is to enable companies to mitigate the earnings volatility caused by measuring related assets and liabilities differently, without having to apply complex hedge accounting provisions. SFAS 159 provides the option to use fair value accounting for most financial assets and financial liabilities, with changes in fair value reported in earnings. Selection of the fair value option is irrevocable, and can be applied on a partial basis, i.e., to some but not all similar financial assets or liabilities.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


SFAS 159 will be effective for the Company beginning January 1, 2008, and will then be prospectively applicable. The Company is currently evaluating the impact of adoption of SFAS 159 will have on its consolidated financial position and results of operations.

Statement of Financial Accounting Standards No.158, Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans, an amendment of FASB Statements No. 87, 88, 106 and 123(R) (SFAS 158)

In September 2006, the FASB issued SFAS 158. SFAS 158 requires the Company to recognize in its consolidated balance sheet either assets or liabilities for overfunded or underfunded status of its defined benefit postretirement plans. Changes in the funded status of a defined benefit postretirement plan are recognized in accumulated comprehensive income in the year the changes occur.

SFAS 158 was effective for the Company on December 31, 2006. As a result of the adoption of SFAS 158 as of December 31, 2006, the Company recorded a decrease of $2 million, net of tax benefit of $1 million, to accumulated other comprehensive income to recognize the funded status of its defined benefit pension and other post-retirement benefit plans.

Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157)

On September 15, 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair value items valued using the lowest hierarchy level.

SFAS 157 will be effective for the Company beginning January 1, 2008 and will then be prospectively applicable. The Company expects that the adoption of SFAS 157 will have a material effect on its consolidated financial position and results of operations. The impact of adoption is currently being refined.

FASB Financial Interpretation No. 48, Accounting for Uncertainty in Income Taxes (FIN 48)

In June 2006 the FASB issued FIN 48. FIN 48 prescribes recognition and measurement model for impact of tax positions taken or expected to be taken in a tax return, and provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 requires evaluation of whether a tax position taken on a tax return is more likely than not to be sustained if challenged, and if so, evaluation of the largest benefit that is more than 50% likely of being realized on ultimate settlement. Differences between these benefits and actual tax positions result in either (A) an increase in a liability for income taxes payable or a reduction of an income tax refund receivable, (B) a reduction in a deferred tax asset or an increase in a deferred tax liability, or both A and B. FIN 48 requires recording a cumulative effect of adoption in retained earnings as of the beginning of the year of adoption.

FIN 48 was effective for the Company's consolidated financial statements beginning January 1, 2007. The Company had no cumulative effect of adoption to its January 1, 2007 consolidated retained earnings. Adoption of FIN 48 had no material impact on the Company's consolidated financial position at December 31, 2007 and consolidated results of operations for the year ended December 31, 2007.

AICPA Statement of Position 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection With Modifications or Exchanges of Insurance Contracts (SOP 05-1)

In September 2005, the Accounting Standards Executive Committee (AcSEC) of the American Institute of Certified Public Accountants (AICPA) issued SOP 05-1. SOP 05-1 provides guidance on accounting for deferred acquisition costs of internal replacements of insurance and investment contracts. An internal replacement that is determined to result in a replacement contract that is substantially changed from the replaced contract should be accounted for as an extinguishment of the replaced contract. Unamortized deferred acquisition costs, unearned revenue liabilities, and deferred sales inducement assets from extinguished contracts should no longer be deferred and instead be charged off to expense.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 1 - Summary of Significant Accounting Policies - (continued)


SOP 05-1 was effective for the Company's internal replacements occurring on or after January 1, 2007. Retrospective adoption is not permitted. In connection with the Company's adoption of SOP 05-1 as of January 1, 2007, there was no impact to the Company's consolidated financial position or results of operations.

Emerging Issues Task Force Issue No. 04-5, Investor's Accounting for an Investment in a Limited Partnership When the Investor Is the Sole General Partner and the Limited Partners Have Certain Rights (EITF 04-5)

In July 2005, the Emerging Issues Task Force of the FASB issued EITF 04-5. EITF 04-5 mandates a rebuttable presumption that the general partner of a partnership (or managing member of a limited liability company) controls the partnership and should consolidate it, unless limited partners have either substantive kickout rights (defined as the ability to remove the general partner without cause by action of simple majority) or have substantive participating rights (defined as the ability to be actively involved in managing the partnership) or the partnership is a Variable Interest Entity
(VIE), in which case VIE consolidated accounting rules should instead be followed. The Company's adoption of EITF 04-5 in 2006 resulted in no impact to its consolidated financial position and results of operations.

Note 2 - Investments

The following information summarizes the components of net investment income and net realized investment and other gains (losses):


                                                       For the year ended
                                                          December 31,
                                                    -----------------------
                                                     2007    2006     2005
                                                    ------ -------- --------
                                                         (in millions)
   Net investment income
      Fixed maturities............................. $  798  $  730   $  705
      Equity securities............................     38      24       17
      Mortgage loans on real estate................    145     152      157
      Real estate..................................    100      98       92
      Policy loans.................................    185     166      202
      Short term investments.......................    145      61       29
      Other........................................      7      (8)       2
                                                    ------  ------   ------
      Gross investment income......................  1,418   1,223    1,204
          Less investment expenses.................     81      60       35
                                                    ------  ------   ------
   Net investment income........................... $1,337  $1,163   $1,169
                                                    ======  ======   ======

                                                           Restated Restated
                                                           -------- --------
   Net realized investment and other gains (losses)
      Fixed maturities............................. $   69  $  (27)  $  196
      Equity securities............................     38      44       20
      Mortgage loans on real estate................     13      13       20
      Real estate..................................     --       7       (2)
      Derivatives and other invested assets........     42      (5)      (3)
                                                    ------  ------   ------
   Net realized investment and other gains......... $  162  $   32   $  231
                                                    ======  ======   ======

Gross gains were realized on the sale of available-for-sale securities of $203 million, $189 million (Restated), and $273 million (Restated) for the years ended December 31, 2007, 2006, and 2005, and gross losses were realized on the sale of available-for-sale securities of $51 million, $132 million, and $77 million for the years ended December 31, 2007, 2006, and 2005. In addition, other-than-temporary impairments on available-for-sale securities of $74 million, $64 million, and $14 million for the years ended December 31, 2007, 2006, and 2005 were recognized in the Consolidated Statements of Income.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 - Investments - (continued)


As of December 31, 2007 and 2006, all fixed maturity and equity securities were classified as available-for-sale and reported at fair value. The amortized cost and fair value are summarized below as of the dates indicated:

                                                                                            December 31, 2007
                                                                             -----------------------------------------------
                                                                                              Gross      Gross
                                                                                            Unrealized Unrealized
                                                                             Amortized Cost   Gains      Losses   Fair Value
                                                                             -------------- ---------- ---------- ----------
                                                                                              (in millions)
Available-for-Sale:
Corporate securities........................................................    $10,364        $574      $(121)    $10,817
Asset-backed & mortgage-backed securities...................................        992          15         (2)      1,005
Obligations of states and political subdivisions............................         83           4         --          87
Debt securities issued by foreign governments...............................        893         145         --       1,038
U.S. Treasury securities and obligations of U.S. government corporations and
  agencies..................................................................        718          24         --         742
                                                                                -------        ----      -----     -------
Total fixed maturities available-for-sale...................................     13,050         762       (123)     13,689
Equity securities...........................................................        781         193        (18)        956
                                                                                -------        ----      -----     -------
   Total fixed maturities and equity securities available-for-sale..........    $13,831        $955      $(141)    $14,645
                                                                                =======        ====      =====     =======

                                                                                            December 31, 2006
                                                                             -----------------------------------------------
                                                                                              Gross      Gross
                                                                                            Unrealized Unrealized
                                                                             Amortized Cost   Gains      Losses   Fair Value
                                                                             -------------- ---------- ---------- ----------
                                                                                              (in millions)
Available-for-Sale:
Corporate securities........................................................    $ 7,543        $477       $(64)    $ 7,956
Asset-backed & mortgage-backed securities...................................         35          --         (1)         34
Obligations of states and political subdivisions............................         10           1         --          11
Debt securities issued by foreign governments...............................         45           7         (1)         51
U.S. Treasury securities and obligations of U.S. government corporations and
  agencies..................................................................      3,554          26         (3)      3,577
                                                                                -------        ----       ----     -------
Total fixed maturities available-for-sale...................................     11,187         511        (69)     11,629
Equity securities...........................................................        840         187         (5)      1,022
                                                                                -------        ----       ----     -------
   Total fixed maturities and equity securities available-for-sale..........    $12,027        $698       $(74)    $12,651
                                                                                =======        ====       ====     =======

The amortized cost and fair value of fixed maturities as of December 31, 2007, by contractual maturity, are shown below:

                                                  Amortized Cost Fair Value
                                                  -------------- ----------
                                                        (in millions)
    Available-for-Sale:
    Due in one year or less......................    $   386      $   387
    Due after one year through five years........      1,777        1,817
    Due after five years through ten years.......      3,967        4,042
    Due after ten years..........................      5,928        6,438
                                                     -------      -------
                                                      12,058       12,684
    Asset-backed and mortgage-backed securities..        992        1,005
                                                     -------      -------
       Total fixed maturities available-for-sale.    $13,050      $13,689
                                                     =======      =======

Expected maturities may differ from contractual maturities because eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

As of December 31, 2007, fixed maturity securities with a fair value of $7 million (2006--$8 million) were on deposit with government authorities as required by law.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 - Investments - (continued)


Available-for-sale securities with amortized cost of $0 million and $1 million were non-income producing as of December 31, 2007 and 2006 respectively.

The Company participates in a security lending program for the purpose for enhancing income on securities held. At December 31, 2007 and 2006, $1,476 million and $1,320 million, respectively, of the Company's securities, at market value, were on loan to various brokers or dealers, and were fully collateralized by cash and highly liquid securities. The market value of the loaned securities is monitored on a daily basis, and the collateral is maintained at a level of at least 102% of the loaned securities' market value.

Depreciation expense on investment real estate was $26 million in 2007, 2006, and 2005, respectively. Accumulated depreciation was $218 million and $193 million at December 31, 2007 and 2006 respectively.

Analysis of unrealized losses on fixed maturities securities

The Company has a process in place to identify securities that could potentially have an impairment that is other than temporary. This process involves monitoring market events that could impact issuers' credit ratings, business climate, management changes, litigation and government actions, and other similar factors. This process also involves monitoring late payments, downgrades by rating agencies, key financial ratios, financial statements, revenue forecasts and cash flow projections as indicators of credit issues.

At the end of each quarter, the Manulife Loan Review Committee (the committee) reviews all securities where market value is less than eighty percent of amortized cost for six months or more to determine whether impairments need to be taken. The committee meets with the management responsible for restructurings, as well as the management of each industry team, and portfolio management. The analysis focuses on each investee company's or project's ability to service its debts in a timely fashion and the length of time the security has been trading below amortized cost. The results of this analysis are reviewed by the Manulife Credit Committee. The Loan Review Committee includes Manulife's Chief Financial Officer, Chief Investment Officer, Chief Risk Officer, Chief Credit Officer, and other senior management. This quarterly process includes a fresh assessment of the credit quality of each investment in the entire fixed maturities portfolio.

The Company considers relevant facts and circumstances in evaluating whether the impairment of a security is other than temporary. Relevant facts and circumstances considered include (1) the length of time the fair value has been below cost; (2) the financial position of the issuer, including the current and future impact of any specific events; and (3) the Company's ability and intent to hold the security to maturity or until it recovers in value. To the extent the Company determines that a security is deemed to be other than temporarily impaired the difference between amortized cost and fair value is charged to earnings.

There are a number of significant risks and uncertainties inherent in the process of monitoring impairments and determining if impairment is other than temporary. These risks and uncertainties include (1) the risk that the committee's assessment of an issuer's ability to meet all of its contractual obligations will change based on changes in the credit characteristics of that issuer, (2) the risk that the economic outlook will be worse than expected or have more of an impact on the issuer than anticipated, (3) the risk that fraudulent information could be provided to the Manulife investment professionals who determine the fair value estimates and other than temporary impairments, and (4) the risk that new information obtained by Manulife, or changes in other facts and circumstances lead to a change in the intent to hold the security to maturity or until it recovers in value. Any of these situations could result in a charge to earnings in a future period.

The cost amounts for both fixed maturity securities and equity securities are net of the other-than-temporary impairment charges.

As of December 31, 2007 and 2006, there were 339 and 425 fixed maturity securities with an aggregate gross unrealized loss of $123 million and $69 million as of December 31, 2007 and 2006, of which the single largest unrealized loss was $16 million and $2 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these fixed maturity securities will perform in accordance with their contractual terms and currently has the ability and intent to hold these securities until they recover or mature.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 - Investments - (continued)


As of December 31, 2007 and 2006, there were 174 and 75 equity securities with an aggregate gross unrealized loss of $18 million and $5 million as of December 31, 2007 and 2006, of which the single largest unrealized loss was $1 million and $1 million as of December 31, 2007 and 2006, respectively. The Company anticipates that these equity securities will recover in value.

                                Unrealized Losses on Fixed Maturity and Equity Securities

                                                                              As of December 31, 2007
                                                         ----------------------------------------------------------------
                                                          Less than 12 months    12 months or more           Total
                                                         --------------------  --------------------  --------------------
                                                          Carrying              Carrying              Carrying
                                                          Value of              Value of              Value of
                                                         Securities            Securities            Securities
                                                         with Gross            with Gross            with Gross
                                                         Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of securities:                                 Losses     Losses     Losses     Losses     Losses     Losses
--------------------------                               ---------- ---------- ---------- ---------- ---------- ----------
U.S. Treasury obligations and direct obligations of U.S.
  government agencies...................................   $    6      $ --      $   24      $ --      $   30     $  --
Federal agency mortgage-backed securities...............       99        (2)         32        --         131        (2)
Fixed maturity securities issued by foreign governments.       --        --           8        --           8        --
Corporate securities....................................    1,521       (50)      1,462       (71)      2,983      (121)
                                                           ------      ----      ------      ----      ------     -----
   Total fixed maturity securities......................    1,626       (52)      1,526       (71)      3,152      (123)
Equity securities.......................................      145       (18)         --        --         145       (18)
                                                           ------      ----      ------      ----      ------     -----
   Total fixed maturity and equity securities...........   $1,771      $(70)     $1,526      $(71)     $3,297     $(141)
                                                           ======      ====      ======      ====      ======     =====

                                Unrealized Losses on Fixed Maturity and Equity Securities

                                                                              As of December 31, 2006
                                                         ----------------------------------------------------------------
                                                          Less than 12 months    12 months or more           Total
                                                         --------------------  --------------------  --------------------
                                                          Carrying              Carrying              Carrying
                                                          Value of              Value of              Value of
                                                         Securities            Securities            Securities
                                                         with Gross            with Gross            with Gross
                                                         Unrealized Unrealized Unrealized Unrealized Unrealized Unrealized
Description of securities:                                 Losses     Losses     Losses     Losses     Losses     Losses
--------------------------                               ---------- ---------- ---------- ---------- ---------- ----------
U.S. Treasury obligations and direct obligations of U.S.
  government agencies...................................   $  478      $ (2)     $   47      $ (1)     $  525     $  (3)
Federal agency mortgage-backed securities...............        7        --          17        (1)         24        (1)
Fixed maturity securities issued by foreign governments.       --        --          10        (1)         10        (1)
Corporate securities....................................    1,200       (26)      1,319       (38)      2,519       (64)
                                                           ------      ----      ------      ----      ------     -----
   Total fixed maturity securities......................    1,685       (28)      1,393       (41)      3,078       (69)
Equity securities.......................................       77        (3)         19        (2)         96        (5)
                                                           ------      ----      ------      ----      ------     -----
   Total fixed maturity and equity securities...........   $1,762      $(31)     $1,412      $(43)     $3,174     $ (74)
                                                           ======      ====      ======      ====      ======     =====

Gross unrealized losses above include unrealized losses from hedging adjustments. Gross unrealized losses from hedging adjustments represent the amount of the unrealized loss that result from the security being designated as a hedged item in a fair value hedge. When a security is so designated, its cost basis is adjusted in response to movements in interest rates. These adjustments, which are non-cash and reserve over time as the asset and derivative mature, impact the amount of unrealized loss on a security. The remaining portion of the gross unrealized loss represents the impact of interest rates on the non-hedged portion of the portfolio and unrealized losses due to creditworthiness on the total fixed maturity portfolio.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 - Investments - (continued)


At December 31, 2007 and 2006, the fixed maturity securities had a total gross unrealized loss of $123 million and $69 million, respectively, including basis adjustments related to hedging relationships. Unrealized losses can be created by rising interest rates or by rising credit concerns and hence widening credit spreads. Credit concerns tend to play a larger role in the unrealized losses on below investment grade securities. Unrealized losses on investment grade securities principally relate to changes in interest rates or changes in credit spreads since the securities were acquired. Credit rating agencies' statistics indicate that investment grade securities have been found to be less likely to develop credit concerns. The gross unrealized loss on below investment grade fixed maturity securities increased to $19 million at December 31, 2007 from $1 million at December 31, 2006 primarily due to interest rate changes.

Mortgage loans on real estate

Mortgage loans on real estate are evaluated periodically as part of the Company's loan review procedures and are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the mortgage agreement. The allowance for losses is maintained at a level believed adequate by management to absorb estimated probable credit losses that exist at the balance sheet date. Management's periodic evaluation of the adequacy of the allowance for losses is based on the Company's past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower's ability to repay (including the timing of future payments), the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions, and other relevant factors. This evaluation is inherently subjective as it requires estimating the amounts and timing of future cash flows expected to be received on impaired mortgage loans that may be susceptible to significant change. Any change to the valuation allowance for mortgage loans on real estate is reported as a component of net realized investment and other gains.

Changes in the allowance for possible losses on mortgage loans on real estate were as follows:

                                 Balance at                      Balance at
                                 Beginning                         End of
    (in millions)                of Period  Additions Deductions   Period
    -------------                ---------- --------- ---------- ----------
    Year ended December 31, 2007     $3        $5         $5         $3
                                     --        --         --         --
    Year ended December 31, 2006     $5        $1         $3         $3
                                     --        --         --         --
    Year ended December 31, 2005     $7        $3         $5         $5
                                     --        --         --         --

At December 31, 2007 and 2006, the total recorded investment in mortgage loans considered to be impaired along with the related provision for losses, were as follows:

                                                                    As of December 31,
                                                                    -----------------
                                                                    2007      2006
                                                                    ----      ----
                                                                    (in millions)
   Impaired mortgage loans on real estate with provision for losses $12       $12
   Provision for losses............................................  (3)       (3)
                                                                    ---       ---
   Net impaired mortgage loans on real estate...................... $ 9       $ 9
                                                                    ===       ===

The average recorded investment in impaired mortgage loans and the interest income recognized on impaired mortgage loans were as follows:

                                                            Years Ended December 31,
                                                            ------------------------
                                                            2007     2006    2005
                                                            ----     ----    ----
                                                            (in millions)
     Average recorded investment in impaired mortgage loans $12      $16     $31
     Interest income recognized on impaired mortgage loans. $--      $--     $--

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 2 - Investments - (continued)


The payment terms of mortgage loans on real estate may be restructured or modified from time to time. Generally, the terms of the restructured mortgage loans call for the Company to receive some form or combination of an equity participation in the underlying collateral, excess cash flows or an effective yield at the maturity of the loans sufficient to meet the original terms of the loans.

There were no restructured mortgage loans as of December 31, 2007 and 2006.

At December 31, 2007, the mortgage portfolio was diversified by specific collateral property type and geographic region as displayed below:

     Collateral             Carrying    Geographic             Carrying
     Property Type           Amount     Concentration           Amount
     -------------        ------------- -------------------- -------------
                          (in millions)                      (in millions)
     Apartments..........    $  322     East North Central..    $  272
     Industrial..........       493     East South Central..        35
     Office buildings....       941     Middle Atlantic.....       441
     Retail..............       451     Mountain............       207
     Multi family........         4     New England.........       124
     Mixed use...........        74     Pacific.............       684
     Agricultural........        64     South Atlantic......       509
     Other...............        68     West North Central..        14
                                        West South Central..       131
     Allowance for losses        (3)    Allowance for losses        (3)
                             ------                             ------
     Total...............    $2,414     Total...............    $2,414
                             ======                             ======

Mortgage loans with outstanding principal balances of $11 million were non-income producing as of December 31, 2007. There was $1 million of non-income producing real estate as of December 31, 2007.

Note 3 - Derivatives and Hedging Instruments

The Company uses various derivative instruments to hedge and manage its exposure to changes in interest rate levels, foreign exchange rates, and equity market prices, and to manage the duration of assets and liabilities.

The fair value of derivative instruments classified as assets at December 31, 2007 and 2006 was $216 million and $52 million, respectively, and is reported on the Consolidated Balance Sheets in other assets. The fair value of derivative instruments classified as liabilities at December 31, 2007 and 2006 was $309 million, and $104 million, respectively, and is reported on the Consolidated Balance Sheets in other liabilities.

Fair Value Hedges

The Company uses interest rate futures contracts and interest rate swap agreements as part of its overall strategies of managing the duration of assets and liabilities or the average life of certain asset portfolios to specified targets. Interest rate swap agreements are contracts with counterparties to exchange interest rate payments of a differing character (e.g., fixed-rate payments exchanged for variable-rate payments) based on an underlying principal balance (notional principal). The net differential to be paid or received on interest rate swap agreements and currency rate swap agreements is accrued and recognized as a component of net investment income.

The Company uses cross currency rate swap agreements to manage exposures to foreign currency arising from its consolidated balance sheet assets and liabilities. Cross currency swap agreements involve an initial and financial exchange of principal amounts between parties as well as the exchange of fixed or floating interest payments in one currency for the receipt of fixed or floating interest payments in another currency.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 3 - Derivatives and Hedging Instruments - (continued)


Product Derivatives

The Company offers certain variable annuity products with a guaranteed minimum withdrawal benefit (GMWB) rider. This rider is effectively an embedded option on the basket of the mutual funds which is sold to contract holders. Beginning in November 2007, for certain contracts issued during 2007, the Company started a hedging program to reduce its exposure to the GMWB rider. This dynamic hedging program uses interest rate swaps, equity index futures (including but not limited to the Dow Jones Industrial, Standard & Poor's 500, Russell 2000, and Dow Jones Euro Sox 50 indices), and foreign currency futures to match the sensitivities of the GMWB rider liability to the market risk factors.

For the years ended December 31, 2007, 2006 and 2005, the Company recognized net gains of $0.2 million and $3 million, and net losses of $2 million, respectively, related to the ineffective portion of its fair value hedges.

Cash Flow Hedges

The Company also uses interest rate swap agreements to hedge the variable cash flows arising from floating-rate assets held on its Consolidated Balance Sheet. Under interest rate swap agreements, the Company agrees with other parties to exchange, at specific intervals, the difference between fixed-rate and floating-rate interest amounts calculated by reference to an agreed notional principal amount. Generally, no cash is exchanged at the outset of the contract and neither party makes principal payments.

The Company uses cross currency swaps to manage exposures to foreign currency and variable interest rates arising from its on-balance sheet assets. Cross currency swaps involve an initial and final exchange of principal amounts between parties as well as the exchange of fixed or floating interest payments in one currency for the receipt of fixed or floating interest payments in another currency. The Company uses foreign currency forward contracts to hedge foreign exchange risk, as it generates revenue and holds assets in U.S. dollars, but incurs a significant portion of its maintenance and policy acquisition expenses in Canadian dollars. These foreign currency contracts qualify as cash flow hedges of foreign currency expenses.

For the years ended December 31, 2007 and 2006 the Company recognized gains of $0 million and $0 million related to the ineffective portion of its cash flow hedges. For the years ended December 31, 2007 and 2006 all of the Company's hedged forecast transactions qualified as cash flow hedges.

For the year ended December 31, 2007, a net gain of $0.5 million was reclassified from accumulated other comprehensive income to earnings. It is anticipated that approximately $0.2 million will be reclassified from accumulated other comprehensive income to earnings within the next twelve months. The maximum length for which variable cash flows are hedged is 3.6 years.

For the years ended December 31, 2007 and 2006, no cash flow hedges were discontinued because it was probable that the original forecasted transactions would not occur by the end of the originally specified time period documented at inception of the hedging relationship.

For the years ended December 31, 2007, 2006 and 2005, losses of $0.3 million, $9.8 million, and $8.3 million, (net of tax of $0.2 million, $5.3 million, and $4.5 million) representing the effective portion of the change in fair value of derivative instruments designated as cash flow hedges were added to accumulated other comprehensive income, resulting in a balance of $0.1 million, $0.4 million, and $5.1 million (net of tax of $0.1 million, $0.3 million and $2.8 million) at December 31, 2007, 2006 and 2005, respectively.

For the years ended December 31, 2007 and 2006, the Company recognized net gains of $21.6 million and net losses of $17.8 million, respectively, related to derivatives in a non-hedge relationship. These amounts are recorded in net realized investment and other gains and losses.

The Company enters into interest rate swap agreements, cancelable interest rate swap agreements, total return swaps, interest rate futures contracts, credit default swaps and interest rate cap and floor agreements to manage exposure to interest rates as described above under Fair Value Hedges, without designating the derivatives as hedging instruments.

In addition, the Company uses interest rate floor agreements to hedge the interest rate risk associated with minimum interest rate guarantees in certain of its businesses without designating the derivatives as hedging instruments.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 3 - Derivatives and Hedging Instruments - (continued)


Outstanding derivative instruments were as follows:

                                                       As of December 31,
                                        ------------------------------------------------
                                                  2007                    2006
                                        ------------------------ -----------------------
                                        Notional Carrying Fair   Notional Carrying Fair
                                         Amount   Value   Value   Amount   Value   Value
                                        -------- -------- ------ -------- -------- -----
                                                         (in millions)
Assets:
Derivatives:
   Interest rate swap agreements.......  $1,653   $ 28.2  $ 28.2  $1,230   $33.8   $33.8
   Currency rate swap agreements.......   1,214    178.9   178.9   1,030    18.4    18.4
   Foreign exchange forward agreements.      89      8.9     8.9      38     0.2     0.2

Liabilities:
Derivatives:
   Interest rate swap agreements.......  $1,818   $ 22.1  $ 22.1  $1,893   $48.5   $48.5
   Currency rate swap agreements.......   1,567    276.4   276.4   1,128    45.1    45.1
   Equity Swaps........................     0.5      1.4     1.4      --      --      --
   Foreign exchange forward agreements.     212      8.8     8.8     323    10.4    10.4
   Embedded derivatives................       2       --      --       2      --      --

Note 4 - Income Taxes

JH USA and its subsidiaries (collectively the companies) join with MIC and other affiliates in filing a consolidated federal income tax return. John Hancock Life Insurance Company of New York (JHNY), a wholly-owned subsidiary of the Company, filed a separate federal income tax return for the year ended December 31, 2005. JHNY joined the companies in filing a consolidated federal income tax return for the years ended December 31, 2007 and 2006.

In accordance with the income tax sharing agreements in effect for the applicable tax years, the Company's income tax provision (or benefit) is computed as if JH USA and the companies each filed separate federal income tax returns. The tax charge to each of the respective companies will not be more than that which each company would have paid on a separate return basis. Intercompany settlements of income taxes are made through an increase or reduction to amounts due to or from affiliates. Such settlements occur on a periodic basis in accordance with the tax sharing agreements. Tax benefits from operating losses are provided at the U.S. statutory rate plus any tax credits attributable, provided the consolidated group utilizes such benefits currently.

The components of income tax expense were as follows:

                                                  For the Year Ended December 31,
                                                  -------------------------------
                                                  2007       2006       2005
                                                  ----       ----       ----
                                                   (in millions)
              Current taxes:
              Federal............................ $223       $ (7)      $128
                                                     ----      ----       ----
              Deferred taxes:
              Federal - Restated.................   50        237        125
                                                     ----      ----       ----
              Total income tax expense - Restated $273       $230       $253
                                                     ====      ====       ====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 4 - Income Taxes - (continued)



A reconciliation of income taxes computed by applying the 35% federal income tax rate to income before income taxes to income tax expense charged to operations follows:

                                                       For the Year Ended December 31,
                                                       ------------------------------
                                                        2007       2006      2005
                                                         -----     ----      ----
                                                         (in millions)
      Tax at 35% -- Restated.......................... $ 348       $264      $284

      Add (deduct):
         Prior year taxes.............................   (43)        (4)       (9)
         Tax exempt investment income.................  (160)       (42)      (28)
         Unrecognized tax benefits....................   161          9         3
         Credits......................................   (35)        --        --
         Other........................................     2          3         3
                                                         -----       ----      ----
             Total income tax expense -- Restated..... $ 273       $230      $253
                                                         =====       ====      ====

Deferred income tax assets and liabilities result from tax affecting the differences between the financial statement values and income tax values of assets and liabilities at each consolidated balance sheet date. The significant components of the Company's deferred tax assets and liabilities were as follows:

                                                            December 31,
                                                           ---------------
                                                            2007    2006
                                                           ------ --------
                                                                  Restated
                                                            (in millions)
     Deferred tax assets:
        Policy reserve adjustments........................ $  785  $  891
        Tax credits.......................................    139      79
        Net operating loss carryforwards..................     86      --
        Other.............................................     30       7
                                                           ------  ------
            Total deferred tax assets.....................  1,040     977
                                                           ------  ------
     Deferred tax liabilities:
        Deferred policy acquisition costs................. $1,147  $  974
        Unrealized gains on securities available-for-sale.    447     419
        Premiums receivable...............................     24      21
        Investments.......................................    303     236
        Reinsurance.......................................    104      97
        Other.............................................     15      42
                                                           ------  ------
            Total deferred tax liabilities................  2,040   1,789
                                                           ------  ------
            Net deferred tax liabilities.................. $1,000  $  812
                                                           ======  ======

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 4 - Income Taxes - (continued)


As of December 31, 2007, the Company had $246 million of operating loss carry forwards that will expire in various years through 2022. As of December 31, 2007, the Company had $139 million of unused tax credits. Unused tax credits will expire in various years through 2025. The Company believes that it will realize the full benefit of its deferred tax assets.

The Company made income tax payments of $28 million, $9 million, and $66 million in 2007, 2006, and 2005, respectively.

The Company files income tax returns in the U.S. federal jurisdiction and various state jurisdictions. With few exceptions the Company is no longer subject to U.S. federal, state or local income tax examinations by taxing authorities for years before 1998. The Internal Revenue Service (IRS) completed its examinations for years 1998 through 2003 on December 31, 2005. The Company has filed protests with the IRS Appeals Division of various adjustments raised by the IRS in its examinations of these years. The IRS commenced an examination of the Company's U.S. income tax returns for years 2004 through 2005 in the third quarter of 2007 that is anticipated to be completed by the end of 2009.

The Company adopted the provisions of FIN 48 on January 1, 2007. In connection with the adoption of FIN 48, the Company did not recognize an increase or decrease in its liability for unrecognized tax benefits.

A reconciliation of the beginning and ending amount of unrecognized tax benefits for 2007 is as follows:

                                                                  Amount of
                                                              Unrecognized Tax
                                                               Benefits as of
                                                              December 31, 2007
                                                              -----------------
                                                                (in millions)
 Balance as of January 1, 2007...............................       $230
 Additions based on tax positions related to the current year         77
 Reductions based on tax positions related to current year...         (7)
 Additions for tax positions of prior years..................         89
 Reductions for tax positions of prior years.................        (10)
                                                                    ----
 Balance as of December 31, 2007.............................       $379
                                                                    ====

Included in the balance as of December 31, 2007, are $ 291 million of unrecognized benefits that, if recognized, would affect the Company's effective tax rate.

Included in the balance as of December 31, 2007, are $ 88 million of tax positions for which the ultimate deductibility is highly certain but for which there is uncertainty about the timing of such deductibility. Because of the impact of deferred tax accounting, other than interest or penalties, the disallowance of the shorter deductibility period would not affect the annual effective tax rate but would accelerate the payment of taxes to an earlier period.

The Company recognizes interest expense related to unrecognized tax benefits in other operating costs and expenses and penalties in income tax expense. During the years ended December 31, 2007, and 2006, the Company recognized approximately $(24) and $17 million, in interest (benefit) expense, respectively. The Company had approximately $39 million and $63 million accrued for interest as of December 31, 2007 and December 31, 2006, respectively. The Company did not recognize any material amounts of penalties during the years ended December 31, 2007, 2006, and 2005.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 5 - Related Party Transactions



The Company has formal service agreements with MFC and MLI, which can be terminated by either party upon two months notice. Under the various agreements, the Company will pay direct operating expenses incurred by MFC and MLI on behalf of the Company. Services provided under the agreements include legal, actuarial, investment, data processing, accounting and certain other administrative services. Costs incurred under the agreements were $336 million, $323 million, and $293 million for the years ended December 31, 2007, 2006, and 2005. As of December 31, 2007 the Company has amounts receivable from MFC and MLI of $18 million. As of December 31, 2006 the Company had accrued liabilities to MFC and MLI of $26 million.

There are two service agreements, both effective as of April 28, 2004, between the Company and John Hancock Life Insurance Company (JHLICO). Under one agreement, the Company provides services to JHLICO, and under the other JHLICO provides services to the Company. In both cases, the Provider of the services can also employ a Provider Affiliate to provide services. In the case of the service agreement where JHLICO provides services to the Company, a Provider Affiliate means JHLICO's parent, John Hancock Financial Services, Inc., (JHFS), and its direct and indirect subsidiaries. Net services provided by the Company to JHLICO were $126 million for the year ended December 31, 2007, $111 million for the year ended December 31, 2006, and $92 million for the year ended December 31, 2005. As of December 31, 2007 and 2006 there were accrued receivables from JHLICO to the Company of $87 million and $104 million, respectively.

Management believes the allocation methods used for service agreements are reasonable and appropriate in the circumstances; however, the Company's Consolidated Balance Sheets may not necessarily be indicative of the financial condition that would have existed if the Company operated as an unaffiliated entity.

On December 14, 2006, the Company issued one share of common stock to MIC for $71 million in cash.

MFC also provides a claims paying guarantee to certain U.S. policyholders.

On December 20, 2002, the Company entered into a reinsurance agreement with Manulife Reinsurance Limited (Bermuda) (MRBL), an affiliated company, to reinsure a block of variable annuity business. The contract reinsures all risks; however, the primary risk reinsured is investment and lapse risk with only limited coverage of mortality risk. Accordingly, the contract was classified as financial reinsurance and given deposit-type accounting treatment. Under the terms of the agreement, the Company received a ceding commission of $397 million, $371 million, and $338 million for the years ended December 31, 2007, 2006, and 2005, respectively. These are classified as unearned revenue. The amounts are being amortized to income as payments are made to MRBL. The balance of this unearned revenue as of December 31, 2007 and 2006 was $437 million and $425 million, respectively.

On December 31, 2003, the Company entered into a reinsurance agreement with MRBL, to reinsure 90% of the non-reinsured risk of the closed block of participating life insurance business. As approximately 90% of the mortality risk is covered under previously existing contracts with third party reinsurers and the resulting limited mortality risk is inherent in the new contract with MRBL, it was classified as financial reinsurance and given deposit-type accounting treatment. The Company retained title to the invested assets supporting this block of business. These invested assets are held in a trust on behalf of MRBL and are included in amounts due from and held for affiliates in the Consolidated Balance Sheets. The amounts held at December 31, 2007 and 2006 were $2,737 million and $2,616 million, respectively, and are accounted for as invested assets available-for-sale.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 5 - Related Party Transactions - (continued)



Pursuant to a promissory note issued December 19, 2000 and to a Credit Agreement of the same date, the Company borrowed $250 million from an affiliate, Manulife Hungary Holdings KFT (MHHL). The maturity date with respect to this note is 365 days following the date of the borrowing; however, the note is normally renegotiated at each anniversary date. Interest is calculated at a fluctuating rate equal to 3-month U.S. dollar London Inter-Bank Offer Rate (LIBOR) plus 25 basis points and is payable quarterly. The interest rate was 5.09% as of December 31, 2007. On December 30, 2002, the Company repaid $176 million of the original principal balance. On December 21, 2007 the Company repaid $70 million of the remaining principal balance. The principal balance outstanding as of December 31, 2007 and 2006 was $4 million and $74 million, respectively. Interest expense was $4.2 million for the year ended December 31, 2007 (2006 - $4.0 million; 2005 - $2.6 million) Interest expense on all borrowings from related parties is included in other operating costs and expenses on the Consolidated Statements of Income.

Pursuant to a promissory note issued August 7, 2001 and to a Credit Agreement of the same date, the Company borrowed $4 million from MHHL. The maturity date with respect to this note is 365 days after the date of the borrowing; however, the note is normally renegotiated at each anniversary date. Interest is calculated at a fluctuating rate equal to 3-month LIBOR plus 25 basis points and is payable quarterly. The interest rate was 5.09% as of December 31, 2007. Interest expense was $0.2 million for the year ended December 31, 2007 (2006 - $0.2 million; 2005 - $0.1 million).

Pursuant to a demand promissory note dated August 16, 2006, the Company borrowed $8 million from an affiliate, P.T. Manulife Aset Manajemen Indonesia. Interest was calculated at a fluctuating rate equal to 3-month LIBOR and was payable quarterly. The interest rate was 5.37% as of December 31, 2006. The Company repaid the note on February 20, 2007. Interest expense was $0.1 million for the year ended December 31, 2007 (2006 - $0.2 million).

Pursuant to a Note Purchase Agreement dated November 10, 2006, the Company borrowed $90 million from JHLICO. The note matures on December 1, 2011 and is secured by a mortgage on the Company's property at 601 Congress Street, Boston, MA. The note provides for interest-only payments of $0.4 million per month commencing January 1, 2007 through November 1, 2011. The interest rate for the term of this note is fixed at 5.73%. Interest expense was $5.2 million for the year ended December 31, 2007 (2006 - $0.4 million).

Pursuant to a subordinated promissory note dated December 22, 2006, the Company borrowed $136 million from an affiliate, Manulife Holdings (Delaware) LLC
(MHDL). Interest is calculated at a fluctuating rate equal to 3 month LIBOR plus 30 basis points and is payable quarterly. The interest rate was 5.27% as of December 31, 2007. The note matures on December 15, 2016. Interest expense was $7.9 million for the year ended December 31, 2007 (2006 - $0.2 million).

Pursuant to a senior promissory note dated March 1, 2007, the Company borrowed $477 million from MHDL. Interest is calculated at a fluctuating rate equal to 3-month LIBOR plus 33.5 basis points and is payable quarterly. The interest rate was 5.29% as of December 31, 2007. The note matures on December 15, 2016. Interest expense was $23.4 million for the year ended December 31, 2007.

Effective January 1, 2005, the Company transferred its Taiwan branch operations to an affiliate, Manulife (International) Limited (MIL). Assets of $295 million and liabilities of $176 million were transferred. The loss on the intercompany transfer of $77 million, net of tax benefit of $42 million, was accounted for as a transaction between entities under common control and recorded as a reduction to additional paid in capital.

During the fourth quarter of 2005, a block of business of the Taiwan branch was transferred back to the Company through reinsurance, in two steps. First MIL entered into a modified coinsurance agreement with an affiliate, Manufacturers Life Reinsurance Limited (MLRL), transferring the business to MLRL. Then MLRL entered into a modified coinsurance agreement with the Company, transferring the business to the Company. The Company recorded reinsurance recoverable of $152 million, assumed policyholder liabilities of $123 million, and received a ceding commission of $102 million. These transactions were also accounted for as transactions between entities under common control, and the gain of $85 million, net of tax expense of $46 million, was recorded as an increase to additional paid in capital.

The net effect on the Company's additional paid in capital for the transfer and reinsurance of the Taiwan branch business was an increase of $8 million in 2005.

Subsequent to the transfer it was determined that reserves on the Taiwan business needed to be strengthened by $10 million net of tax benefit of $5 million. This activity was reported in the Company's 2005 Consolidated Statement of Income.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 5 - Related Party Transactions - (continued)



On December 28, 2006 the Company sold real estate held for investment with a net book value of $17 million to JHILCO for $150 million in cash. Since this sale was accounted for as a transaction between entities under common control, the difference between the net book value and sales price resulted in an increase of $87 million (net of tax of $46 million) to the Company's additional paid in capital as of December 31, 2006.

The Company operates a liquidity pool in which affiliates can invest excess cash. Terms of operation and participation in the liquidity pool are set out in the Liquidity Pool and Loan Facility Agreement effective November 13, 2007. The maximum aggregate amounts that the Company can accept into the Liquidity Pool are $5.0 billion in U.S. dollar deposits and $200.0 million in Canadian dollar deposits. Under the terms of the agreement, certain participants may receive advances from the Liquidity Pool up to certain predetermined limits. By acting as the banker the Company can earn a spread over the amount it pays its affiliates and this aggregation and resulting economies of scale allows the affiliates to improve the investment return on their excess cash. Interest payable on the funds will be reset daily to the one-month U.S. Dollar London Inter-Bank Bid (LIBID).

The following table exhibits the affiliates and their participation in the Company's Liquidity Pool:

                                                  December 31, December 31,
                                                      2007         2006
                                                  ------------ ------------
     Affiliate                                          (in millions)
     The Manufacturers Investment Corporation....    $   25       $   62
     Manulife Holdings (Delaware) LLC............        36           --
     Manulife Reinsurance Ltd....................       158          308
     Manulife Reinsurance (Bermuda) Ltd..........       155          318
     Manulife Hungary Holdings KFT...............        48           33
     Manulife Insurance Company..................        31           51
     John Hancock Life Insurance Company.........     1,736          550
     John Hancock Variable Life Insurance Company        90          202
     John Hancock Insurance Company of Vermont...        95           71
     John Hancock Reassurance Co, Ltd............       271          236
     John Hancock Financial Services, Inc........       550           56
     The Berkeley Financial Group, LLC...........        12           28
     John Hancock Subsidiaries, LLC..............        68            4
                                                     ------       ------
        Total....................................    $3,275       $1,919
                                                     ======       ======

The balances above are reported on the Consolidated Balance Sheets as amounts due to affiliates.

Note 6 - Reinsurance

The effect of reinsurance on life, health, and annuity premiums written and earned was as follows:

                              For the years ended December 31,
                       ----------------------------------------------
                            2007            2006            2005
                       --------------  --------------  --------------
                          Premiums        Premiums        Premiums
                       Written Earned  Written Earned  Written Earned
                       ------- ------  ------- ------  ------- ------
          Direct       $1,148  $1,149  $1,294  $1,294  $1,319  $1,319
          Assumed         426     420     369     405     287     315
          Ceded          (694)   (694)   (685)   (685)   (764)   (764)
                       ------  ------  ------  ------  ------  ------
          Net Premiums $  880  $  875  $  978  $1,014  $  842  $  870
                       ======  ======  ======  ======  ======  ======

Benefits to policyholders under life, health and annuity ceded reinsurance contracts were $725 million, $423 million, and $492 million for the years ended December 31, 2007, 2006, and 2005, respectively.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 6 - Reinsurance - (continued)


Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet its obligations for reinsurance ceded to it under the reinsurance agreements. Failure of the reinsurers to honor their obligations could result in losses to the Company; consequently, estimates are established for amounts deemed or estimated to be uncollectible. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics among the reinsurers.

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans

The Company provides pension benefits to substantially all of its U.S. based employees. These benefits are provided through both funded qualified (the Plan) and unfunded non-qualified defined benefit and qualified defined contribution pension plans. Through the non-qualified defined benefit plans, the Company provides supplemental pension benefits to employees with compensation and/or pension benefits in excess of the qualified plan limits under applicable law. The Company uses a December 31 measurement date. Pension benefits are provided to participants of the Plan after three years of vesting. The normal form of payment under the Plan is a life annuity, payable at the normal retirement age of 65. Various optional forms of payment are available including lump sum. Early retirement benefits are actuarially equivalent to the projected age 65 cash balance account, but are subsidized for participants who were age 45 with five or more years vesting service on July 1, 1998 and who terminate employment after attaining age 50 and completing 10 years of service.

Under the Plan, accrued benefits as of July 1, 1998 under the prior plan formula, which was based on service and final average compensation, were converted to opening cash balance accounts. Cash balance accounts are credited with contribution and interest credits. Interest credits are a function of the market yield on 1-year U.S. Treasury Constant Maturities.

As of December 31, 2006, the Plan was merged with the qualified pension plan of JHLICO, with JHFS as plan sponsor. The plan features and designs were generally maintained for the different participant populations. Pursuant to the merger, all of the assets of the former plans are commingled. The aggregate pool of assets from the former plans is available to meet the obligations of the merged plan. As a result of the merger, the aggregate gains for the combined Plan fell within the 10% gain/loss corridor and resulted in an expense reduction of approximately $3 million for JH USA.

A Plan amendment to harmonize Plan features and designs for future benefit accruals for the different participant populations was agreed upon in a May 3, 2007 resolution. Additional contribution credits for participants with at least 10 years of service as of January 1, 2008 were also established as a transition measure to the harmonized design for the period 2008 through 2011. Pension benefits accrued prior to the effective date will continue to be governed by the prior plan provisions. The amendment triggered a mid-year remeasurement of assets and liabilities for pension and retiree welfare plans, which resulted in a $3 million increase in Accumulated Other Comprehensive Income. This increase was partially offset with the year-end remeasurement of assets and obligations that resulted in a $2 million decrease in Accumulated Other Comprehensive Income.

In addition, the Company provides and maintains an unfunded non-qualified defined benefit pension plan for employees whose qualified pension benefits are restricted by Internal Revenue Code limitations. Cash balance accounts are credited annually with contributions and interest credits. Interest credits are a function of the market yield on 1-year U.S. Treasury Constant Maturities. The Company makes annual cash balance credits for each participant's compensation that is in excess of the compensation limit outlined in the Internal Revenue Code. These contributions serve to restore to each participant the benefit the participant would be entitled to under the qualified plan but for the compensation and benefit limitations in the Internal Revenue Code. The Company provides benefits to employees who terminate after three years of vesting service.

A new nonqualified pension plan was established as of January 1, 2008 with participant directed investment options. The prior plan was frozen as of January 1, 2008. The benefits accrued under the prior plan continue to be subject to the prior plan provisions.

Defined contribution plans include the Investment Incentive Plan and the Savings and Investment Plan. The Company's expense for defined contribution plans was $7 million in 2007 (2006 - $3 million; 2005 - $4 million).

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)



The Company has an employee welfare plan for medical and life insurance covering its retired employees hired before January 1, 2005, who have attained age 50 and have 10 or more years of service with the Company. This welfare plan provides primary medical coverage for retirees and spouses under age 65. When the retirees or the covered spouses reach age 65, Medicare provides primary coverage and this plan provides secondary coverage. This plan is contributory with the amount of contribution based on the service of the employees as at the time of retirement with contributions not required for certain select retirees. It also provides the employee with a life insurance benefit of 100% of the basic coverage just prior to retirement up to a maximum of $2.5 million.

The Plan was amended effective January 1, 2007 whereby participants who had not reached a certain age and years of service with the Company were no longer eligible for such Company contributory benefits. Also the number of years of service required to be eligible for the benefit was increased to 15 years. The future retiree life insurance coverage amount was frozen as of December 31, 2006.

Information applicable to the Employee Retirement Plans and the Post-retirement Benefit Plan as estimated by a consulting actuary for the years ended
December 31, 2007 and 2006 was as follows:

Obligations and Funded Status:

                                                                                        Years Ended December 31,
                                                                              ------------------------------------------------------
                                                                              Employee Retirement Plans Post-retirement Benefit Plan
                                                                              ------------------------- ----------------------------
                                                                                2007           2006           2007           2006
                                                                                ----           ----           ----           ----
                                                                                                  (in millions)
Change in benefit obligation:
Benefit obligation at beginning of year......................................   $121           $118           $ 28           $ 35
Service cost.................................................................      7              6             --             --
Interest cost................................................................      7              6              2              2
Actuarial (gain)/loss........................................................      9             (2)             1             (7)
Plan amendments..............................................................     (7)            --             --             --
Curtailment..................................................................     (4)            --             --             --
Benefits paid................................................................     (9)            (7)            (1)            (2)
                                                                                ----           ----           ----           ----
Benefit obligation at end of year............................................   $124           $121           $ 30           $ 28
                                                                                ====           ====           ====           ====
Change in plan assets:
Fair value of plan assets at beginning of year...............................   $ 75           $ 71           $ --           $ --
Actual return on plan assets.................................................      6              9                            --
Employer contribution........................................................      3              2              1              2
Benefits paid................................................................     (9)            (7)            (1)            (2)
                                                                                ----           ----           ----           ----
Fair value of plan assets at end of year.....................................   $ 75           $ 75           $ --           $ --
                                                                                ====           ====           ====           ====
Funded status at end of year.................................................   $(49)          $(46)          $(30)          $(28)
                                                                                ====           ====           ====           ====
Current liabilities..........................................................     (2)            (2)            --             --
Noncurrent liabilities.......................................................    (47)           (44)           (30)           (28)
                                                                                ----           ----           ----           ----
Net financial position.......................................................   $(49)          $(46)          $(30)          $(28)
                                                                                ====           ====           ====           ====
Amounts recognized in the accumulated other comprehensive income Prior
  service cost...............................................................   $ (5)          $  2           $ --           $ --
Net actuarial loss/(gain)....................................................     48             43            (11)           (12)
                                                                                ----           ----           ----           ----
Total........................................................................   $ 43           $ 45           $(11)          $(12)
                                                                                ====           ====           ====           ====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)



The incremental effects of applying SFAS 158 to individual line items in the Consolidated Balance Sheet on December 31, 2006 were as follows:

                                                  Incremental effect
                                         Pre SFAS    of adopting     Post SFAS
                                           158         SFAS 158         158
                                         -------- ------------------ ---------
                                         Restated                    Restated
                                                     (in millions)
  Other assets.......................... $  1,299        $(23)       $  1,276
                                         --------        ----        --------
     Total assets....................... $124,818        $(23)       $124,795

  Deferred income tax liability......... $    810        $  2        $    812
  Other liabilities..................... $  1,520        $(28)       $  1,492
                                         --------        ----        --------
     Total liabilities.................. $120,135        $(26)       $120,109

  Accumulated other comprehensive income $    474        $  3        $    477
                                         --------        ----        --------
     Total shareholder's equity......... $  4,683        $  3        $  4,686

Information for pension plans with accumulated benefit obligations in excess of plan assets:

                                                   As of December 31,
                                                   ------------------
                                                   2007      2006
                                                   ----      ----
                                                   (in millions)
                   Accumulated benefit obligations $117      $107
                   Projected benefit obligations..  124       121
                   Fair value of plan assets......   75        75

Components of Net Periodic Benefit Cost:

                                             Years Ended December 31,
                                           -------------------------------------------
                                           Pension Benefits Other Postretirement Benefits
                                           -------------    ----------------------------
                                           2007   2006 2005 2007      2006      2005
                                           ----   ---- ---- ----      ----      ----
                                                   (in millions)
        Service cost...................... $ 7    $ 6  $ 6  $--       $--       $ 2
        Interest cost.....................   7      6    6    2         2         2
        Expected return on plan assets....  (6)    (5)  (5)  --        --        --
        Amortization of prior service cost  --     --   --   --        --         1
        Recognized actuarial loss (gain)..   1      3    3   --        --        (1)
                                           ---    ---  ---  ---       ---       ---
        Net periodic benefit cost......... $ 9    $10  $10  $ 2       $ 2       $ 4
                                           ===    ===  ===  ===       ===       ===

The amounts included in accumulated other comprehensive income expected to be recognized as components of net periodic cost in 2008 are as follows:

                                                               Other
                                                  Pension  Postretirement
                                                  Benefits    Benefits
                                                  -------- --------------
                                                       (in millions)
       Amortization of prior service cost........  $(0.5)       $0.1
       Amortization of actuarial (gain) loss, net    0.1          --
                                                   -----        ----
       Total.....................................  $(0.4)       $0.1
                                                   =====        ====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)



Assumptions:

Weighted-average assumptions used to determine benefit obligation were as follows:

                                                 Years Ended December 31,
       -                                         ------------------------------------
                                                                  Other Postretirement
                                                 Pension Benefits  Benefits
                                                 ---------------  -------------------
                                                 2007     2006    2007       2006
                                                 ----     ----    ----       ----
       Discount rate............................ 6.00%    5.75%   6.00%      5.75%
       Rate of compensation increase............ 5.10%    4.00%    N/A        N/A
       Health care trend rate for following year  N/A      N/A    9.00%      9.50%
       Ultimate trend rate......................  N/A      N/A    5.00%      5.00%
       Year ultimate rate reached...............  N/A      N/A    2016       2016

Weighted-average assumptions used to determine net periodic benefit cost were as follows:

                                                 Years Ended December 31,
                                                 ------------------------------------
                                                                  Other Postretirement
                                                 Pension Benefits   Benefits
                                                 ---------------  -------------------
                                                 2007     2006    2007       2006
                                                 ----     ----    ----        -----
       Discount rate............................ 5.75%    5.50%   5.75%      5.50%
       Expected long-term return on plan assets. 8.25%    8.25%    N/A        N/A
       Rate of compensation increase............ 4.00%    4.00%    N/A        N/A
       Health care trend rate for following year  N/A      N/A    9.50%     10.00%
       Ultimate trend rate......................  N/A      N/A    5.00%      5.00%
       Year ultimate rate reached...............  N/A      N/A    2016       2016

The Company generally determines the assumed long-term rate of return on plan assets based on the rate expected to be earned for plan assets. The asset mix based on the long-term investment policy and range of target allocation percentages of the plans and the Capital Asset Pricing Model are used as part of that determination. Current conditions and published commentary and guidance from SEC staff are also considered.

Assumed health care cost trend rates have a significant effect on the amounts reported for the healthcare plans. A one-percentage point change in assumed health care cost trend rates would have the following effects:

                                                                      1-Percentage   1-Percentage
                                                                     Point Increase Point Decrease
                                                                     -------------- --------------
                                                                             (in millions)
Effect on total service and interest costs in 2007..................      $0.1          $(0.1)
Effect on postretirement benefit obligations as of December 31, 2007      $1.7          $(1.5)

Plan Assets

The Company's weighted-average asset allocations for its pension plans at December 31, 2007 and 2006 by asset category were as follows:

                                                Plan Assets
                                                at December 31,
                                                --------------
                                                2007    2006
                                                ----    ----
                      Asset Category
                      Equity securities........  64%     66%
                      Fixed maturity securities  26      29
                      Real estate..............   3       5
                      Other....................   7      --
                                                ---     ---
                         Total................. 100%    100%
                                                ===     ===

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 7 - Pension Benefit Plans and Other Postretirement Benefit Plans - (continued)



The target asset allocations for the Company's pension plans are summarized below for major asset categories:

                      Asset Category
                      --------------
                      Equity securities........  50%-80%
                      Fixed maturity securities 23% - 35%
                      Real estate..............  0% - 5%
                      Other.................... 5% - 15%

The plans did not own any of the Company's stock at December 31, 2007 and 2006.

Cash Flows

Contributions

The Company's funding policy for its qualified defined benefit plans is to contribute annually an amount at least equal to the minimum annual contribution required under the Employee Retirement Income Security Act (ERISA) and other applicable laws, and generally, not greater than the maximum amount that can be deducted for Federal income tax purposes. In 2007 and 2006, no contributions were made to the qualified plans. The funding policy for its non-qualified defined benefit plans is to contribute the amount of the benefit payments made during the year. In 2007 and 2006, $3 million and $2 million, respectively, were contributed to the non-qualified plans. The Company expects to contribute approximately $0 million to its qualified pension plans in 2008 and approximately $2 million to its non-qualified pension plans in 2008.

The Company's policy is to fund its other postretirement benefits in amounts at or below the annual tax qualified limits.

Projected Employer Pension Benefits Payments

Projections for benefit payments for the next ten years are as follows:

               Year      Total Qualified Total Nonqualified Total
               ----      --------------- ------------------ -----
                                      (in millions)
               2008.....       $ 8              $ 2          $10
               2009.....         9                2           11
               2010.....         9                2           11
               2011.....         9                2           11
               2012.....         7                3           10
               2013-2017        41               12           53

Projected Employer Postretirement Benefits Payments (includes Future Service Accruals)

         Year      Gross Payments Medicare Part D Subsidy Net Payments
         ----      -------------- ----------------------- ------------
                                      (in millions)
         2008.....     $ 1.9               $0.1              $ 1.8
         2009.....       1.9                0.1                1.8
         2010.....       2.0                0.2                1.8
         2011.....       2.1                0.2                1.9
         2012.....       2.1                0.2                1.9
         2013-2017      11.0                0.7               10.3

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 8 - Commitments and Contingencies



Commitments

As of December 31, 2007, the Company had outstanding commitments involving seven mortgage applications in the United States for a total of $112 million to be disbursed in 2008.

On December 19, 2006 the Company entered into a purchase and sale agreement to acquire $154 million of real estate to be held for investment. The purchase closed on February 6, 2007.

The Company leases office space under non-cancelable operating lease agreements of various expiration dates. Rental expenses were $12 million for the year ended December 31, 2007 (2006 - $11 million; 2005 - $11 million).

During 2001, the Company entered into an office ground lease agreement, which expires on September 20, 2096. The terms of the lease agreement provide for adjustments in future periods. The approximate minimum aggregate rental commitments on the ground lease together with other rental office space commitments are as follows:

                                         Operating
                                          Leases
                                       -------------
                                       (in millions)
                            2008......     $  2
                            2009......        2
                            2010......        2
                            2011......        2
                            2012......        2
                            Thereafter      413
                                           ----
                            Total.....     $423
                                           ====

There were no other material operating leases in existence as of December 31, 2007.

Legal Proceedings. The Company is regularly involved in litigation, both as a defendant and as a plaintiff. The litigation naming it as a defendant ordinarily involves its activities as a provider of insurance protection and wealth management products, employer and taxpayer. In addition, state regulatory bodies, state attorneys general, the United States Securities and Exchange Commission, the Financial Industry Regulatory Authority and other government and regulatory bodies regularly make inquiries and, from time to time, require the production of information or conduct examinations concerning the Company's compliance with, among other things, insurance laws, securities laws, and laws governing the activities of broker-dealers. The Company does not believe that the conclusion of any current legal or regulatory matters, either individually or in the aggregate, will have a material adverse effect on its consolidated financial position and results of operations.

Note 9 - Shareholder's Equity

Capital Stock

The Company has two classes of capital stock:

Preferred stock, $1.00 par value, 50,000,000 shares authorized, 100,000 shares issued and outstanding at December 31, 2007 and 2006.

Common stock, $1.00 par value, 50,000,000 shares authorized, 4,728,935 shares issued and outstanding at December 31, 2007 and 2006.

All outstanding common and preferred stock is owned by the Company's parent, MIC.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 9 - Shareholder's Equity - (continued)



Accumulated Other Comprehensive Income

Changes in accumulated other comprehensive income for the years indicated are presented below:

                                                                                                 Net
                                                                                   Net       Accumulated   Foreign    Minimum
                                                                                Unrealized   Gain (Loss)  Currency    Pension
                                                                                Investment     on Cash   Translation Liability
                                                                              Gains (Losses) Flow Hedges Adjustment  Adjustment
                                                                              -------------- ----------- ----------- ----------
                                                                                                       (in millions)
Balance at January 1, 2005 -- Restated.......................................     $ 610          $ 9        $123        $ (4)
Gross unrealized gains (net of deferred income tax expense of $1 million) --
  Restated...................................................................         1
Reclassification adjustment for gains realized in net income (net of deferred
  income tax expense of $67 million) -- Restated.............................      (125)
Adjustment for participating group annuity contracts (net of deferred income
  tax benefit of $7 million).................................................       (14)
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax expense of $18 million) --
  Restated...................................................................        34
                                                                                  -----
Net unrealized investment losses -- Restated.................................      (104)
Foreign currency translation adjustment -- Restated..........................                                (87)
Minimum pension liability (net of deferred income tax benefit of $11)........                                            (21)
Net accumulated losses on cash flow hedges (net of deferred income tax
  benefit of $0).............................................................                     (1)
                                                                                  -----          ---        ----        ----
Balance at December 31, 2005 -- Restated.....................................     $ 506          $ 8        $ 36        $(25)
                                                                                  =====          ===        ====        ====

                                                                               Accumulated
                                                                                  Other
                                                                              Comprehensive
                                                                                 Income
                                                                              -------------

Balance at January 1, 2005 -- Restated.......................................     $ 738
Gross unrealized gains (net of deferred income tax expense of $1 million) --
  Restated...................................................................         1
Reclassification adjustment for gains realized in net income (net of deferred
  income tax expense of $67 million) -- Restated.............................      (125)
Adjustment for participating group annuity contracts (net of deferred income
  tax benefit of $7 million).................................................       (14)
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax expense of $18 million) --
  Restated...................................................................        34
                                                                                  -----
Net unrealized investment losses -- Restated.................................      (104)
Foreign currency translation adjustment -- Restated..........................       (87)
Minimum pension liability (net of deferred income tax benefit of $11)........       (21)
Net accumulated losses on cash flow hedges (net of deferred income tax
  benefit of $0).............................................................        (1)
                                                                                  -----
Balance at December 31, 2005 -- Restated.....................................     $ 525
                                                                                  =====

                                                                                  Net
                                                                    Net       Accumulated   Foreign    Minimum
                                                                 Unrealized   Gain (Loss)  Currency    Pension
                                                                 Investment     on Cash   Translation Liability
                                                               Gains (Losses) Flow Hedges Adjustment  Adjustment
                                                               -------------- ----------- ----------- ----------
                                                                                                 (in millions)
Balance at January 1, 2006 -- Restated........................      $506          $ 8         $36        $(25)
Gross unrealized losses (net of deferred income tax benefit of
  $32 million) -- Restated....................................       (60)
Reclassification adjustment for losses realized in net income
  (net of deferred income tax benefit of $2 million) --
  Restated....................................................         5
Adjustment for participating group annuity contracts (net of
  deferred income tax expense of $15 million).................        28
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax benefit of
  $10 million) -- Restated....................................       (19)
                                                                    ----
Net unrealized investment losses -- Restated..................       (46)
Foreign currency translation adjustment -- Restated...........                                 (5)
Minimum pension liability (net of deferred income tax
  expense of $3 million)......................................                                              5
SFAS 158 transition adjustment................................                                             20
Net accumulated losses on cash flow hedges (net of deferred
  income tax benefit of $0)...................................                     --
                                                                    ----          ---         ---        ----
Balance at December 31, 2006 -- Restated......................      $460          $ 8         $31        $_--
                                                                    ====          ===         ===        ====

                                                                  Additional
                                                                  Pension and     Accumulated
                                                                Postretirement       Other
                                                                 Unrecognized    Comprehensive
                                                               Net Periodic Cost    Income
                                                               ----------------- -------------

Balance at January 1, 2006 -- Restated........................       $  0            $525
Gross unrealized losses (net of deferred income tax benefit of
  $32 million) -- Restated....................................                        (60)
Reclassification adjustment for losses realized in net income
  (net of deferred income tax benefit of $2 million) --
  Restated....................................................                          5
Adjustment for participating group annuity contracts (net of
  deferred income tax expense of $15 million).................                         28
Adjustment for deferred policy acquisition costs and deferred sales inducements (net of deferred income tax benefit of
  $10 million) -- Restated....................................                        (19)
                                                                                     ----
Net unrealized investment losses -- Restated..................                        (46)
Foreign currency translation adjustment -- Restated...........                         (5)
Minimum pension liability (net of deferred income tax
  expense of $3 million)......................................                          5
SFAS 158 transition adjustment................................        (22)             (2)
Net accumulated losses on cash flow hedges (net of deferred
  income tax benefit of $0)...................................                         --
                                                                     ----            ----
Balance at December 31, 2006 -- Restated......................       $(22)           $477
                                                                     ====            ====

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 9 - Shareholder's Equity - (continued)



                                                                                          Net                    Additional
                                                                            Net       Accumulated   Foreign      Pension and
                                                                         Unrealized   Gain (Loss)  Currency    Postretirement
                                                                         Investment     on Cash   Translation   Unrecognized
                                                                       Gains (Losses) Flow Hedges Adjustment  Net Periodic Cost
                                                                       -------------- ----------- ----------- -----------------
                                                                                                   (in millions)
Balance at January 1, 2007 -- Restated................................      $460         $  8         $31           $(22)
Gross unrealized gains (net of deferred income tax expense of $135
  million)............................................................       250
Reclassification adjustment for gains realized in net income (net of
  deferred income tax expense of $51 million).........................       (94)
Adjustment for participating group annuity contracts (net of deferred
  income tax expense of $11 million)..................................        19
Adjustment for deferred policy acquisition costs and deferred sales
  inducements (net of deferred income tax benefit of $27 million).....       (51)
                                                                            ----
Net unrealized investment gains.......................................       124
Foreign currency translation adjustment...............................                                 (4)
Change in funded status of pension plan, less amortization of periodic
  pension costs.......................................................                                                 1
Net accumulated losses on cash flow hedges (net of deferred income tax
  benefit of $7)......................................................                    (13)
                                                                            ----         ----         ---           ----
Balance at December 31, 2007..........................................      $584         $ (5)        $27           $(21)
                                                                            ====         ====         ===           ====

                                                                        Accumulated
                                                                           Other
                                                                       Comprehensive
                                                                          Income
                                                                       -------------

Balance at January 1, 2007 -- Restated................................     $477
Gross unrealized gains (net of deferred income tax expense of $135
  million)............................................................      250
Reclassification adjustment for gains realized in net income (net of
  deferred income tax expense of $51 million).........................      (94)
Adjustment for participating group annuity contracts (net of deferred
  income tax expense of $11 million)..................................       19
Adjustment for deferred policy acquisition costs and deferred sales
  inducements (net of deferred income tax benefit of $27 million).....      (51)
                                                                           ----
Net unrealized investment gains.......................................      124
Foreign currency translation adjustment...............................       (4)
Change in funded status of pension plan, less amortization of periodic
  pension costs.......................................................        1
Net accumulated losses on cash flow hedges (net of deferred income tax
  benefit of $7)......................................................      (13)
                                                                           ----
Balance at December 31, 2007..........................................     $585
                                                                           ====

Net unrealized investment gains included in the Consolidated Balance Sheets as a component of shareholder's equity are summarized below:

                                                                                          2007    2006    2005
                                                                                         ------  ------  ------
As of December 31:                                                                           (in millions)
Balance, end of year comprises:
   Unrealized investment gains (losses) on:.............................................
       Fixed maturities available for sale -- Restated.................................. $  855  $  634  $  864
       Equity securities available for sale -- Restated.................................    435     417     258
       Other, net.......................................................................     (6)     (7)      8
                                                                                         ------  ------  ------
Total -- Restated.......................................................................  1,284   1,044   1,130
Amounts of unrealized investment gains attributable to:
       Deferred policy acquisition costs and deferred sales inducements -- Restated.....    208     130     102
       Participating group annuity contracts............................................    176     208     251
       Deferred income taxes -- Restated................................................    316     246     271
                                                                                         ------  ------  ------
Total...................................................................................    700     584     624
                                                                                         ------  ------  ------
Net unrealized investment gains -- Restated............................................. $  584  $  460  $  506
                                                                                         ======  ======  ======

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 9 - Shareholder's Equity--(continued)



Statutory Results

JH USA and its domestic insurance subsidiary, JHNY, prepare their statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the states of domicile. For JH USA, the State of Michigan only recognizes statutory accounting practices prescribed or permitted by Michigan insurance regulations and laws. The National Association of Insurance Commissioners' Accounting Practices and Procedures manual has been adopted as a component of prescribed or permitted practices by Michigan. The Michigan Commissioner of Insurance has the right to permit other specific practices that deviate from prescribed practices, otherwise known as permitted practices.

At December 31, 2007, 2006, and 2005 there were no permitted practices.

The Company's statutory net loss for the year ended December 31, 2007 was $41 million (unaudited). The Company's statutory capital and surplus was $1,493 million as of December 31, 2007 (unaudited).

Michigan has enacted laws governing the payment of dividends by insurers. Under Michigan insurance law, no insurer may pay any shareholder dividends from any source other than statutory unassigned funds without the prior approval of the Michigan Division of Insurance. Michigan law also limits the dividends an insurer may pay in any twelve month period, without the prior permission of the Michigan Division of Insurance, to the greater of (i) 10% of its statutory policyholders' surplus as of the preceding December 31 or (ii) the individual company's statutory net gain from operations for the preceding calendar year, if such insurer is a life company.

As a result of the demutualization of MLI there are regulatory restrictions on the amounts of participating profit that can be transferred to shareholders. These restrictions generally take the form of a fixed percentage of policyholder dividends. The transfers are governed by the terms of MLI's Plan of Demutualization.

Note 10 - Segment Information

The Company operates in three business segments. Two segments, Protection and Wealth Management, primarily serve retail and institutional customers. The third, Corporate, includes activities not allocated to the other two segments, and the Company's reinsurance operations.

The Company's reportable segments are strategic business units offering different products and services. The reportable segments are managed separately, as they focus on different products, markets and distribution channels.

Protection Segment. Offers a variety of individual life insurance products, including participating whole life, term life, universal life and variable life insurance. Products are distributed through multiple distribution channels, including insurance agents and brokers and alternative distribution channels that include banks, financial planners, and direct marketing.

Wealth Management Segment. Offers individual and group annuity contracts and group pension contracts. This segment distributes its products through multiple distribution channels, including insurance agents and brokers affiliated with the Company, securities brokerage firms, financial planners, and banks.

Corporate Segment. Includes corporate operations primarily related to certain financing activities and income on capital not specifically allocated to the reporting segments. The Company's reinsurance operations are also reported in this segment. Reinsurance refers to the transfer of all or part of certain risks related to policies issued by the Company to a reinsurer, or to the assumption of risk from other insurers.

The accounting policies of the segments are the same as those described above in Note 1 - Summary of Significant Accounting Policies. Allocations of net investment income are based on the amount of invested assets allocated to each segment. Other costs and operating expenses are allocated to each segment based on a review of the nature of such costs, cost allocations utilizing time studies, and other relevant allocation methodologies.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 10 - Segment Information - (continued)




The following tables summarize selected consolidated financial information by segment for the periods indicated:

                                                                                      Wealth
                                                                         Protection Management Corporate Consolidated
                                                                         ---------- ---------- --------- ------------
                                                                                        (in millions)
Year ended December 31, 2007
Revenues:
   Revenues from external customers.....................................  $ 1,844    $  2,057   $   236    $  4,137
   Net investment income................................................      782         242       313       1,337
   Net realized investment and other gains (losses).....................       68          (6)      100         162
                                                                          -------    --------   -------    --------
   Revenues.............................................................  $ 2,694    $  2,293   $   649    $  5,636
                                                                          =======    ========   =======    ========
Net income:                                                               $   210    $    318   $   191    $    719
                                                                          =======    ========   =======    ========
Supplemental Information:
   Equity in net loss of investees accounted for by the equity method...       --          --   $    (2)   $     (2)
   Carrying value of investments accounted for by the equity method.....       --          --        37          37
   Amortization of deferred policy acquisition costs and deferred sales
     inducements........................................................  $   301    $    277         6         584
   Interest expense.....................................................       --          27        41          68
   Income tax expense...................................................      108          55       110         273
   Segment assets.......................................................   21,436     111,302    12,010     144,748

                                                                                      Wealth
                                                                         Protection Management Corporate Consolidated
                                                                         ---------- ---------- --------- ------------
                                                                                        (in millions)
Year ended December 31, 2006
Revenues:
   Revenues from external customers.....................................  $ 1,483    $ 1,632    $   382    $  3,497
   Net investment income................................................      712        225        226       1,163
   Net realized investment and other gains (losses) -- Restated.........      104         20        (92)         32
                                                                          -------    -------    -------    --------
   Revenues -- Restated.................................................  $ 2,299    $ 1,877    $   516    $  4,692
                                                                          =======    =======    =======    ========
   Net income (loss): -- Restated.......................................  $   208    $   324    $    (7)   $    525
                                                                          =======    =======    =======    ========
Supplemental Information:
   Equity in net loss of investees accounted for by the equity method...       --         --    $    (2)   $     (2)
   Carrying value of investments accounted for by the equity method.....       --         --         40          40
   Amortization of deferred policy acquisition costs and deferred sales
     inducements -- Restated............................................  $   242    $   303         (9)        536
   Interest expense.....................................................       --         21          5          26
   Income tax expense -- Restated.......................................      111        115          4         230
   Segment assets -- Restated...........................................   19,006     95,752     10,037     124,795

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 10 - Segment Information - (continued)



                                                                                      Wealth
                                                                         Protection Management Corporate Consolidated
                                                                         ---------- ---------- --------- ------------
                                                                                        (in millions)
Year ended December 31, 2005
Revenues:
   Revenues from external customers.....................................   $1,207     $1,225     $207       $2,639
   Net investment income................................................      723        220      226        1,169
   Net realized investment and other gains -- Restated..................      111         32       88          231
                                                                           ------     ------     ----       ------
   Revenues -- Restated.................................................   $2,041     $1,477     $521       $4,039
                                                                           ======     ======     ====       ======
Net income -- Restated..................................................   $  160     $  272     $127       $  559
                                                                           ======     ======     ====       ======
Supplemental Information:
   Equity in net loss of investees accounted for by the equity method...       --         --     $ (2)      $   (2)
   Carrying value of investments accounted for by the equity method.....       --         --       42           42
   Amortization of deferred policy acquisition costs and deferred sales
     inducements -- Restated............................................   $   79     $  243        5          327
   Interest expense.....................................................       --         26        3           29
   Income tax expense -- Restated.......................................       86         95       71          253

Note 11 - Fair Value of Financial Instruments

The following discussion outlines the methodologies and assumptions used to determine the fair value of the Company's financial instruments. The aggregate fair value amounts presented below do not represent the underlying value of the Company and, accordingly, care should be exercised in drawing conclusions about the Company's business or financial condition based on the fair value information presented below.

For fixed maturity securities and equity securities, fair values were based on quoted market prices where available. Where no quoted market price was available, fair values were estimated using values obtained from independent pricing services or, in the case of fixed maturity private placements, by discounting expected future cash flows using a current market rate applicable to yield, credit quality, and average life of the investments.

The fair value of mortgage loans was estimated using discounted cash flows and took into account the contractual maturities and discount rates, which were based on current market rates for similar maturity ranges and adjusted for risk due to the property type.

The fair values of policy loans, short term investments, and cash and cash equivalents approximated their respective carrying values.

The fair values of fixed rate deferred and immediate annuities, which do not subject the Company to significant mortality or morbidity risks, were estimated by using the cash surrender values.

Fair values of derivative financial instruments were based on current settlement values. These values were based on quoted market prices for the financial futures contracts and brokerage quotes that utilize pricing models or formulas using current assumptions for all swaps and other agreements.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 11 - Fair Value of Financial Instruments - (continued)



The following table presents the carrying values and fair values of the Company's financial instruments:

                                                          December 31,
                                                ---------------------------------
                                                      2007             2006
                                                ---------------- ----------------
                                                Carrying  Fair   Carrying  Fair
                                                 Value    Value   Value    Value
                                                -------- ------- -------- -------
                                                          (in millions)
Assets:
   Fixed maturities............................ $13,689  $13,689 $11,629  $11,629
   Equity securities...........................     956      956   1,022    1,022
   Mortgage loans on real estate...............   2,414    2,424   2,446    2,478
   Policy loans................................   2,519    2,519   2,340    2,340
   Short term investments......................   2,723    2,723     645      645
   Cash and cash equivalents...................   3,345    3,345   4,112    4,112
   Derivative financial instruments............     216      216      52       52
Liabilities:
   Fixed rate deferred and immediate annuities.   2,777    2,739   2,526    2,487
   Derivative financial instruments............     309      309     104      104

Note 12 - Certain Separate Accounts

The Company issues variable annuity and variable life contracts through its separate accounts for which investment income and investment gains and losses accrue directly to, and investment risk is borne by, the contract holder. All contracts contain certain guarantees, which are discussed more fully below.

During 2007 and 2006 there were no gains or losses on transfers of assets from the general account to the separate account. The assets supporting the variable portion of both traditional variable annuities and variable annuities with guarantees are carried at fair value and reported on the Consolidated Balance Sheets as total separate account assets with an equivalent total reported for separate account liabilities. Amounts assessed against the contract holders for mortality, administrative, and other services are included in revenues and changes in liabilities for minimum guarantees are included in benefits to policyholders in the Consolidated Statements of Income.

Many of the variable annuity contracts issued by the Company offer various guaranteed minimum death, income and /or withdrawal benefits. Guaranteed Minimum Death Benefit (GMDB) features guarantee the contract holder either
(a) a return of no less than total deposits made to the contract less any partial withdrawals, (b) total deposits made to the contract less any partial withdrawals plus a minimum return or (c) the highest contract value on a specified anniversary date minus any withdrawals following the contract anniversary. Contracts issued after December 31, 2002 have a proportional reduction in the amount guaranteed for partial withdrawal instead of a dollar-for-dollar reduction. As of December 31, 2007, 40% of the in-force contract values have reduction of benefit on a dollar-for dollar basis, and 60% on a proportional basis.

The Company sold contracts with Guaranteed Minimum Income Benefit (GMIB) riders from 1998 to 2004. The GMIB rider provides a guaranteed lifetime annuity which may be elected by the contract holder after a stipulated waiting period (7-10 years), and which may be larger than what the contract account balance would purchase at then-current annuity purchase rates.

In 2004, the Company introduced a Guaranteed Minimum Withdrawal Benefit (GMWB) rider and has since offered multiple variations of this optional benefit. The GMWB rider provides contract holders a guaranteed annual withdrawal amount over a specified time period or in some cases for as long as they live. In general, guaranteed annual withdrawal amounts are based on deposits and may be reduced if withdrawals exceed allowed amounts. Guaranteed amounts may also be increased as a result of "step-up" provisions which increase the benefit base to higher account values at specified intervals. Guaranteed amounts may also be increased if withdrawals are deferred over a specified period. In addition, certain versions of the GMWB rider extend lifetime guarantees to spouses.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 12 - Certain Separate Accounts - (continued)



Reinsurance has been utilized to mitigate risk related to GMDB and GMIB. Hedging has been utilized to mitigate risk related to some of the GMWB.

The Company's variable annuity contracts with guarantees may offer more than one type of guarantee in each contract. Therefore, the amounts listed are not mutually exclusive. For guarantees of amounts in the event of death, the net amount at risk is defined as the GMDB in excess of the account balance at the Consolidated Balance Sheet date. For guarantees of amounts at annuitization, the net amount at risk is defined as the excess of the current annuitization income base over the current account value. For guarantees of partial withdrawal amounts, the net amount at risk is defined as the current guaranteed withdrawal amount minus the current account value. For all the guarantees, the net amount at risk is floored at zero at the single contract level. The table below shows the net amount at risk net of reinsurance.

As of December 31, 2007 and 2006, the Company had the following variable annuity contracts with guarantees:

                                                                                   December 31,   December 31,
                                                                                       2007           2006
                                                                                   ------------   ------------
                                                                                   (in millions, except percent)
Guaranteed Minimum Death Benefit:
   Return of net deposits.........................................................
   In the event of death:.........................................................
       Account value..............................................................   $17,510        $11,869
       Net amount at risk - net of reinsurance....................................        47              1
       Average attained age of contract holders...................................        55             56

   Return of net deposits plus a minimum return...................................
   In the event of death:.........................................................
       Account value..............................................................   $   714        $   786
       Net amount at risk - net of reinsurance....................................        --             --
       Average attained age of contract holders...................................        65             64
       Guaranteed minimum return rate.............................................         5%             5%

   Highest specified anniversary account value minus withdrawals post anniversary.
   In the event of death:.........................................................
       Account value..............................................................   $32,750        $30,956
       Net amount at risk - net...................................................       190             53
       Average attained age of contract holders...................................        54             54

Guaranteed Minimum Income Benefit:
       Account value..............................................................   $ 9,552        $11,277
       Net amount at risk - net of reinsurance....................................        29             27
       Average attained age of contract holders...................................        52             51

Guaranteed Minimum Withdrawal Benefit:
       Account value..............................................................   $28,582        $19,275
       Net amount at risk.........................................................       116              1
       Average attained age of contract holders...................................        54             54

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 12 - Certain Separate Accounts - (continued)



Account balances of variable contracts with guarantees invest in variable separate accounts with the following characteristics:

                                      December 31, December 31,
                 Type of Fund             2007         2006
                 ------------         ------------ ------------
                                            (in billions)
                 Domestic Equity.....    $12.6        $13.7
                 International Equity      3.0          2.5
                 Balanced............     30.1         22.7
                 Bonds...............      3.6          3.4
                 Money Market........      0.9          0.7
                                         -----        -----
                    Total............    $50.2        $43.0
                                         =====        =====

The reserve roll forwards for the separate accounts as of December 31, 2007 and 2006 were as follows:

                                                                 Guaranteed
                                   Guaranteed     Guaranteed      Minimum
                                 Minimum Death  Minimum Income   Withdrawal
                                 Benefit (GMDB) Benefit (GMIB) Benefit (GMWB) Totals
                                 -------------- -------------- -------------- ------
                                                    (in millions)
Balance at January 1, 2007......      $ 80          $ 208           $ 95      $ 383
Incurred guarantee benefits.....       (48)          (122)            --       (170)
Other reserve changes...........        57             70            473        600
                                      ----          -----           ----      -----
Balance at December 31, 2007....        89            156            568        813
Reinsurance recoverable.........       (36)          (586)            --       (622)
                                      ----          -----           ----      -----
Net balance at December 31, 2007      $ 53          $(430)          $568      $ 191
                                      ====          =====           ====      =====
Balance at January 1, 2006......      $ 75          $ 169           $(14)     $ 230
Incurred guarantee benefits.....       (51)           (33)            --        (84)
Other reserve changes...........        56             72            109        237
                                      ----          -----           ----      -----
Balance at December 31, 2006....        80            208             95        383
Reinsurance recoverable.........       (35)          (518)            --       (553)
                                      ----          -----           ----      -----
Net balance at December 31, 2006      $ 45          $(310)          $ 95      $(170)
                                      ====          =====           ====      =====

The gross reserves and ceded reserves for GMDB and the gross reserves for GMIB were determined in accordance with Statement of Position 03-1 - Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (SOP 03-1), whereas the asset for GMIB reinsurance and gross reserve for GMWB were determined in accordance with SFAS 133 Accounting for Derivative Instruments and Hedging Activities (SFAS 133). The Company regularly evaluates estimates used and adjusts the additional liability balance, with a related charge or credit to benefits to policyholders, if actual experience or other evidence suggests that earlier assumptions should be revised.

The following assumptions and methodology were used to determine the above amounts as of December 31, 2007 and 2006:

    . Data used included 1,000 stochastically generated investment performance scenarios. For SFAS 133 calculations, risk neutral scenarios have been used.

    . Mean return and volatility assumptions have been determined for each of the asset classes noted above. Market consistent observed volatilities are used where available for SFAS 133 calculations.

    . Annuity mortality was based on 1994 MGDB table multiplied by factors varied by rider types (living benefit/GMDB only) and qualified/non-qualified business.

    . Annuity base lapse rates vary by contract type and duration and range from 1% to 42 % (2006 - 1% to 42%).

    .  Partial withdrawal rates for GMWB are approximately 4.6% per year (2006
       - 5.0%).

    . The discount rate is 7.0% (inforce issued before 2004) or 6.4% (inforce issued after 2003) for SOP 03-1 calculations and 4.72% (2006 - 5.24%) for SFAS 133 calculations.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 13 - Deferred Policy Acquisition Costs and Deferred Sales Inducements



The components of the change in Deferred Policy Acquisition Costs were as follows:

                                                                 2007     2006
                                                                ------  --------
                                                                        Restated
For the years ended December 31,                                 (in millions)
Balance, January 1............................................. $4,655   $4,070
Capitalization.................................................  1,637    1,115
Amortization...................................................   (550)    (501)
Effect of net unrealized gains on available-for-sale securities    (78)     (29)
                                                                ------   ------
Balance, December 31........................................... $5,664   $4,655
                                                                ======   ======

The components of the change in Deferred Sales Inducements were as follows:

                                                   2007   2006
                                                   ----   ----
                  For the years ended December 31, (in millions)
                        Balance, January 1........ $235   $231
                        Capitalization............   63     39
                        Amortization..............  (34)   (35)
                                                   ----   ----
                        Balance, December 31...... $264   $235
                                                   ====   ====

Note 14 - Share Based Payments

The Company participates in the stock compensation plans of MFC. The Company adopted the fair-value-based method of accounting for share-based payments effective January 1, 2002 using the prospective method described in SFAS 148, Accounting for Stock-Based Compensation-Transition and Disclosure. The Company uses the Black-Scholes option pricing model to estimate the value of stock options granted to employees and continues to use this model after adopting SFAS 123R on January 1, 2006. Had the Company adopted SFAS 123R in prior periods, the impact of that guidance would have approximated the impact of SFAS
123. The stock-based compensation is a legal obligation of MFC, but in accordance with U.S. generally accepted accounting principles, is recorded in the accounts of the Company in other operating costs and expenses.

Stock Options (ESOP)

Under MFC's Executive Stock Option Plan (ESOP), stock options are granted to selected individuals. Options provide the holder with the right to purchase common shares at an exercise price equal to the closing market price of MFC's common shares on the Toronto Stock Exchange on the business day immediately preceding the date the options were granted. The options vest over a period not exceeding four years and expire not more than 10 years from the grant date. A total of 73.6 million common shares have been reserved for issuance under the ESOP.

MFC grants deferred share units (DSUs) under the ESOP and the Stock Plan for Non-Employee Directors. Under the ESOP, the holder is entitled to receive cash payment equal to the value of the same number of common shares plus credited dividends on retirement or termination of employment. These DSUs vest over a three-year period and each DSU entitles the holder to receive one common share on retirement or termination of employment. When dividends are paid on MFC's common shares, holders of DSUs are deemed to receive dividends at the same rate, payable in the form of additional DSUs. Under the Stock Plan for Non-Employee Directors, each eligible director may elect to receive his or her annual director's retainer and fees in DSUs or common shares in lieu of cash. Upon termination of board service, an eligible director who has elected to receive DSUs will be entitled to receive cash equal to the value of the DSUs accumulated in his or her account or, at his or her direction, an equivalent number of common shares. A total of one million common shares of MFC have been reserved for issuance under the Stock Plan for Non-Employee Directors. In 2007, MFC issued a total of 191,000 DSUs (2006 - 181,000) to certain employees who elected to defer receipt of all or part of their annual bonus. Also in 2007, MFC issued a total of 260,000 DSUs (2006 - 720,000) to certain employees who elected to defer payment of all or part of their 2004 restricted share units. Restricted share units are discussed below. The DSUs issued in 2007 and 2006 vested immediately upon issue.

                 JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)

Note 14 - Share Based Payments - (continued)



Stock Options (ESOP) - continued

The Company recorded compensation expense for stock options granted of $4.5 million during the year ended December 31, 2007 (2006 - $4.5 million; 2005 - $4.5 million).

Global Share Ownership Plan (GSOP)

Effective January 1, 2001, MFC established the Global Share Ownership Plan
(GSOP) for its eligible employees and the Stock Plan for Non-Employee Directors. Under the GSOP, qualifying employees can choose to have up to 5% of their annual base earnings applied toward the purchase of common shares of MFC. Subject to certain conditions, MFC will match a percentage of the employee's eligible contributions to certain maximums. MFC's contributions vest immediately. All contributions are used by the GSOP's trustee to purchase common shares in the open market. The Company's compensation expense related to the GSOP was $1.1 million for the year ended December 31, 2007 (2006 - $0.9 million; 2005 - $0.3 million).

Restricted Share Unit Plan (RSU)

In 2003, MFC established the Restricted Share Unit (RSU) Plan. For the year ended December 31, 2007, MFC granted a total of 1.5 million (2006 - 1.6 million) RSUs to certain eligible employees under this plan. RSUs represent phantom common shares of MFC that entitle a participant to receive payment equal to the market value of the same number of common shares, plus credited dividends, at the time the RSUs vest. RSUs vest three years from the grant date, subject to performance conditions, and the related compensation expense is recognized over this period, except where the employee is eligible to retire prior to the vesting date, in which case the cost is recognized over the period between the grant date and the date on which the employee is eligible to retire. The Company's compensation expense related to RSUs was $16.3 million for the year ended December 31, 2007 (2006 - $13.8 million; 2005 - $27.4 million).

AUDITED FINANCIAL STATEMENTS

John Hancock Life Insurance Company (U.S.A.) Separate Account H
December 31, 2007

                  John Hancock Life Insurance Company (U.S.A.)
                               Separate Account H

                          Audited Financial Statements

                                December 31, 2007

                                    CONTENTS

Report of Ernst & Young LLP, Independent Registered Public
   Accounting Firm ........................................................    1
Statement of Assets and Liabilities .......................................    4
Statement of Operations and Changes in Contract Owners'
   Equity .................................................................   28
Notes to Financial Statements .............................................   87

(ERNST & YOUNG LOGO) - ERNST & YOUNG LLP                - PHONE: (617) 266-2000
                       200 CLARENDON STREET               FAX: (617) 266-5843
                       BOSTON, MASSACHUSETTS 02116-5072   WWW.EY.COM

               REPORT OF ERNST & YOUNG LLP, INDEPENDENT REGISTERED
                             PUBLIC ACCOUNTING FIRM

To the Contract Owners of
John Hancock Life Insurance Company (U.S.A.) Separate Account H

We have audited the accompanying statement of assets and liabilities of John Hancock Life Insurance Company (U.S.A.) Separate Account H ("the Account,") comprised of the following sub-accounts,

500 Index Fund B Series NAV
500 Index Series I
500 Index Series II
Active Bond Series I
Active Bond Series II
All Cap Core Series I
All Cap Core Series II
All Cap Growth Series I
All Cap Growth Series II
All Cap Value Series I
All Cap Value Series II
American Asset Allocation Series II
American Asset High-Income Bond Series II
American Blue-Chip Income & Growth Series II
American Bond Series II
American Century - Small Company Series II
American Fundamental Holdings Series II
American Global Diversification Series II
American Global Growth Series II
American Global Small Capitalization Series II
American Growth Series II
American Growth-Income Series II
American International Series II
American New World Series II
Basic Value Focus
Blue Chip Growth Series I
Blue Chip Growth Series II
Bond Index Trust A Series II
Capital Appreciation Series I
Capital Appreciation Series II
CGTC Overseas Equity Series II
Dynamic Growth Series I
Dynamic Growth Series II
Emerging Growth Series II
Emerging Small Company Series I
Emerging Small Company Series II
Equity-Income Series I
Equity-Income Series II
Financial Services Series I
Financial Services Series II
Founding Allocation Series II
Fundamental Value Series I
Fundamental Value Series II
Global Allocation Series I
Global Allocation Series II
Global Bond Series I
Global Bond Series II
Global Trust Series I
Global Trust Series II
Health Sciences Series I
Health Sciences Series II
High Income Series II
High Yield Series I
High Yield Series II
Income & Value Series I
Income & Value Series II
Independence Investment LLC Small Cap Series II
Index Allocation Series II
International Core Series I
International Core Series II
International Equity Index B Series NAV
International Small Cap Series I
International Small Cap Series II
International Value Series I
International Value Series II
Investment Quality Bond Series I
Investment Quality Bond Series II
John Hancock International Equity Index Series I
John Hancock International Equity Index Series II
John Hancock Strategic Income Series II
Large Cap Value Series I
Large Cap Value Series II
Lifestyle Aggressive Series I
Lifestyle Aggressive Series II
Lifestyle Balanced Series I
Lifestyle Balanced Series II

                 A MEMBER FIRM OF ERNST & YOUNG GLOBAL LIMITED

(ERNST & YOUNG LOGO)                                         - ERNST & YOUNG LLP

Lifestyle Conservative Series I
Lifestyle Conservative Series II
Lifestyle Growth Series I
Lifestyle Growth Series II
Lifestyle Moderate Series I
Lifestyle Moderate Series II
LMFC Core Equity Series II
Marisco International Opportunities Series II
Mid Cap Index Series I
Mid Cap Index Series II
Mid Cap Intersection Series II
Mid Cap Stock Series I
Mid Cap Stock Series II
Mid Cap Value Series I
Mid Cap Value Series II
ML Global Allocation
Money Market B Series NAV
Money Market Series I
Money Market Series II
Natural Resources Series II
Pacific Rim Series I
Pacific Rim Series II
PIM Classic Value Series II
PIMCO VIT All Asset Series II
Quantitative All Cap Series II
Quantitative Mid Cap Series I
Quantitative Mid Cap Series II
Quantitative Value Series II
Real Estate Securities Series I
Real Estate Securities Series II
Real Return Bond Series II
Science & Technology Series I
Science & Technology Series II
Scudder Equity Index 500 - B
Scudder Fixed Income - B
Small Cap Index Series B
Small Cap Index Series II
Small Cap Opportunities Series I
Small Cap Opportunities Series II
Small Cap Value Focus
Small Company Value Series I
Small Company Value Series II
Strategic Bond Series I
Strategic Bond Series II
T Rowe Price Mid Value Series II
Total Return Series I
Total Return Series II
Total Stock Market Index Series I
Total Stock Market Index Series II
U.S. Core Series I
U.S. Core Series II
U.S. Global Leaders Growth Series I
U.S. Global Leaders Growth Series II
U.S. Government Securities Series I
U.S. Government Securities Series II
U.S. High Yield Series II
U.S. Large Cap Value Series I
U.S. Large Cap Value Series II
UBS Large Cap Series I
UBS Large Cap Series II
Utilities Series I
Utilities Series II
Value Series I
Value Series II
Wellington Small Cap Growth Series II
Wellington Small Cap Value Series II
Wells Capital Core Bond Series II

(ERNST & YOUNG LOGO)                                         - ERNST & YOUNG LLP

as of December 31, 2007, and the related statement of operations and changes in contract owners' equity and for the Strategic Opportunities Series I, Strategic Opportunities Series II, Invesco Utilities, Alger American Balanced, Alger American Leveraged All Cap, Credit Suisse Emerging Markets, Credit Suisse Global Post Venture Capital, Dreyfus Socially Responsible Growth, Dreyfus IP Midcap Stock, Scudder Blue Chip - B, Scudder Bond - B, Scudder Capital Growth - B, Scudder Davis Venture Value - B, Scudder Dreman High Return Equity - B, Scudder Dreman Small Cap Value - B, Scudder Global Blue Chip - B, Scudder Global Discovery - B, Scudder Government Securities - B, Scudder Growth & Income - B, Scudder Health Sciences - B, Scudder High Income - B, Scudder International - B, Scudder International Select Equity - B, Scudder Janus Growth & Income - B, Scudder Mid Cap Growth - B, Scudder Contrarian Value - B, Scudder Money Market - B, Scudder Real Estate - B, Scudder Small Cap Growth - B, Scudder Strategic Income - B, Scudder Technology Growth - B, Scudder Total Return - B, Scudder Turner Mid Cap Growth - B, Special Value Series II, Scudder Conservative Allocation - B, Scudder Growth Allocation - B, Scudder Moderate Allocation - B sub-accounts for each of the two years in the period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal controls over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the underlying portfolios. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the sub-accounts constituting John Hancock Life Insurance Company (U.S.A.) Separate Account H at December 31, 2007, and the results of their operations and the changes in their contract owners' equity for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

April 15, 2008

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                          500
                                     Index Fund B    500 Index    500 Index   Active Bond   Active Bond  All Cap Core
                                      Series NAV     Series I     Series II     Series I     Series II     Series I
                                     ------------  ------------  -----------  -----------  ------------  ------------
TOTAL ASSETS
Investments at fair value             $84,872,079  $109,738,959  $76,992,779  $95,920,962  $491,156,836  $105,085,163
                                      ===========  ============  ===========  ===========  ============  ============
NET ASSETS
Contracts in accumulation             $84,865,061  $109,661,285  $76,992,779  $95,754,947  $491,141,197  $104,972,082
Contracts in payout (annuitization)         7,018        77,674                  166,015         15,639       113,081
                                      -----------  ------------  -----------  -----------  ------------  ------------
Total net assets                      $84,872,079  $109,738,959  $76,992,779  $95,920,962  $491,156,836  $105,085,163
                                      ===========  ============  ===========  ===========  ============  ============
Units outstanding                       6,935,607     8,812,912    4,686,816    7,221,980    37,399,025     5,690,761
Unit value                            $     12.24  $      12.45  $     16.43  $     13.28  $      13.13  $      18.47
Shares                                  4,585,201     8,681,880    6,115,392   10,204,358    52,250,727     5,299,302
Cost                                  $86,990,096  $ 89,422,900  $62,653,187  $97,942,656  $502,578,563  $ 71,709,314

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                                                                      American
                                     All Cap Core      All Cap      All Cap Growth  All Cap Value  All Cap Value  Asset Allocation
                                       Series II   Growth Series I     Series II       Series I      Series II        Series II
                                     ------------  ---------------  --------------  -------------  -------------  ----------------
TOTAL ASSETS
Investments at fair value             $16,332,384    $171,682,145     $24,474,277    $47,389,756    $45,032,309     $472,822,468
                                      ===========    ============     ===========    ===========    ===========     ============
NET ASSETS
Contracts in accumulation             $16,332,384    $171,332,149     $24,474,277    $47,389,756    $45,032,309     $472,822,468
Contracts in payout (annuitization)                       349,996
                                      -----------    ------------     -----------    -----------    -----------     ------------
Total net assets                      $16,332,384    $171,682,145     $24,474,277    $47,389,756    $45,032,309     $472,822,468
                                      ===========    ============     ===========    ===========    ===========     ============
Units outstanding                         875,613       8,855,075       1,505,198      2,757,009      2,483,069       37,748,943
Unit value                            $     18.65    $      19.39     $     16.26    $     17.19    $     18.14     $      12.53
Shares                                    826,119       8,597,003       1,238,577      5,807,568      5,539,029       38,161,620
Cost                                  $15,619,666    $116,937,092     $19,090,912    $64,326,646    $61,246,717     $489,220,979

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                                       American
                                                         American                      Century -    American
                                     American Asset      Blue-Chip                       Small    Fundamental  American Global
                                       High-Income        Income &     American Bond   Company      Holdings   Diversification
                                     Bond Series II  Growth Series II    Series II     Series II   Series II      Series II
                                     --------------  ----------------  -------------  ----------  -----------  ---------------
TOTAL ASSETS
Investments at fair value              $43,280,700     $138,674,562     $875,494,021  $4,287,130  $53,003,277   $103,611,117
                                       ===========     ============     ============  ==========  ===========   ============
NET ASSETS
Contracts in accumulation              $43,280,700     $138,660,636     $875,494,021  $4,287,130  $53,003,277   $103,611,117
Contracts in payout (annuitization)                          13,926
                                       -----------     ------------     ------------  ----------  -----------   ------------
Total net assets                       $43,280,700     $138,674,562     $875,494,021  $4,287,130  $53,003,277   $103,611,117
                                       ===========     ============     ============  ==========  ===========   ============
Units outstanding                        3,619,489        7,007,692       66,523,018     285,978    4,218,758      8,251,405
Unit value                             $     11.96     $      19.79     $      13.16  $    14.99  $     12.56   $      12.56
Shares                                   3,820,009        9,325,794       66,729,727     384,152    4,450,317      8,721,474
Cost                                   $46,466,326     $147,866,923     $869,263,117  $5,458,235  $53,844,162   $104,643,338

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                       American    American Global                      American
                                        Global          Small                            Growth-        American
                                        Growth      Capitalization  American Growth      Income      International     American New
                                       Series II      Series II         Series II       Series II      Series II     World Series II
                                     ------------  ---------------  ---------------  --------------  --------------  ---------------
TOTAL ASSETS
Investments at fair value            $214,069,803    $81,610,634     $1,544,152,005  $1,269,653,304  $1,049,618,724    $78,752,345
                                     ============    ===========     ==============  ==============  ==============    ===========
NET ASSETS
Contracts in accumulation            $214,069,803    $81,610,634     $1,544,097,028  $1,269,624,602  $1,049,605,036    $78,752,345
Contracts in payout (annuitization)                                          54,977          28,702          13,688
                                     ------------    -----------     --------------  --------------  --------------    -----------
Total net assets                     $214,069,803    $81,610,634     $1,544,152,005  $1,269,653,304  $1,049,618,724    $78,752,345
                                     ============    ===========     ==============  ==============  ==============    ===========
Units outstanding                      16,199,088      6,051,069         71,979,329      66,655,734      36,872,706      5,281,901
Unit value                           $      13.21    $     13.49     $        21.45  $        19.05  $        28.47    $     14.91
Shares                                 16,328,742      6,113,156         71,587,946      65,110,426      39,355,783      5,335,525
Cost                                 $214,130,479    $84,848,357     $1,352,458,266  $1,160,090,088  $  858,557,773    $76,360,282

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                                      Bond Index     Capital       Capital
                                         Basic        Blue Chip         Blue Chip      Trust A    Appreciation  Appreciation
                                      Value Focus  Growth Series I  Growth Series II   Series II    Series I      Series II
                                     ------------  ---------------  ----------------  ----------  ------------  ------------
TOTAL ASSETS
Investments at fair value             $20,420,415   $478,935,412      $155,552,153     $459,157   $182,897,729   $85,348,809
                                      ===========   ============      ============     ========   ============   ===========
NET ASSETS
Contracts in accumulation             $20,420,415   $478,286,120      $155,552,153     $459,157   $182,711,897   $85,348,809
Contracts in payout (annuitization)                      649,292                                       185,832
                                      -----------   ------------      ------------     --------   ------------   -----------
Total net assets                      $20,420,415   $478,935,412      $155,552,153     $459,157   $182,897,729   $85,348,809
                                      ===========   ============      ============     ========   ============   ===========
Units outstanding                         771,091     21,089,264         9,256,377       35,455     17,485,893     5,413,753
Unit value                            $     26.48   $      22.71      $      16.80     $  12.95   $      10.46   $     15.77
Shares                                  1,478,669     22,070,756         7,184,857       35,621     18,198,779     8,569,158
Cost                                  $20,550,591   $334,782,487      $121,542,475     $458,354   $163,036,919   $76,319,936

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                        CGTC
                                      Overseas     Dynamic      Dynamic     Emerging      Emerging    Emerging Small
                                       Equity       Growth       Growth      Growth    Small Company      Company
                                      Series II    Series I    Series II    Series II     Series I       Series II
                                     ----------  -----------  -----------  ----------  -------------  --------------
TOTAL ASSETS
Investments at fair value            $6,852,771  $65,539,532  $25,788,326  $8,173,915   $78,404,208     $38,605,809
                                     ==========  ===========  ===========  ==========   ===========     ===========
NET ASSETS
Contracts in accumulation            $6,852,771  $65,486,650  $25,788,326  $8,173,915   $78,348,286     $38,605,809
Contracts in payout (annuitization)                   52,882                                 55,922
                                     ----------  -----------  -----------  ----------   -----------     -----------
Total net assets                     $6,852,771  $65,539,532  $25,788,326  $8,173,915   $78,404,208     $38,605,809
                                     ==========  ===========  ===========  ==========   ===========     ===========
Units outstanding                       347,689   10,219,055    1,447,435     406,524     4,312,201       2,456,363
Unit value                           $    19.71  $      6.41  $     17.82  $    20.11   $     18.18     $     15.72
Shares                                  490,184    9,930,232    3,943,169     864,050     3,200,172       1,596,601
Cost                                 $6,920,049  $45,001,010  $20,492,716  $9,629,722   $82,975,612     $43,481,975

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                    Financial    Financial      Founding
                                     Equity-Income  Equity-Income    Services    Services      Allocation    Fundamental Value
                                       Series I       Series II      Series I    Series II      Series II         Series I
                                     -------------  -------------  -----------  -----------  --------------  -----------------
TOTAL ASSETS
Investments at fair value             $540,216,012   $241,866,912  $28,749,293  $38,360,203  $1,067,047,702     $148,941,621
                                      ============   ============  ===========  ===========  ==============     ============
NET ASSETS
Contracts in accumulation             $539,269,920   $241,866,912  $28,749,293  $38,321,185  $1,067,047,702     $148,877,193
Contracts in payout (annuitization)        946,092                                   39,018                           64,428
                                      ------------   ------------  -----------  -----------  --------------     ------------
Total net assets                      $540,216,012   $241,866,912  $28,749,293  $38,360,203  $1,067,047,702     $148,941,621
                                      ============   ============  ===========  ===========  ==============     ============
Units outstanding                       17,778,494     13,764,913    1,791,838    2,221,999      88,894,665        8,885,514
Unit value                            $      30.39   $      17.57  $     16.04  $     17.26  $        12.00     $      16.76
Shares                                  32,800,001     14,730,019    1,977,255    2,649,185      88,551,677        9,026,765
Cost                                  $504,745,967   $241,365,715  $31,226,316  $42,184,840  $1,099,345,056     $120,991,183

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                      Fundamental       Global        Global
                                         Value        Allocation    Allocation   Global Bond   Global Bond  Global Trust
                                       Series II       Series I      Series II     Series I     Series II     Series I
                                     -------------  -------------  ------------  -----------  ------------  ------------
TOTAL ASSETS
Investments at fair value             $399,580,641   $56,387,027   $208,609,331  $97,297,582  $212,896,283  $212,665,854
                                      ============   ===========   ============  ===========  ============  ============
NET ASSETS
Contracts in accumulation             $399,580,036   $56,386,054   $208,609,331  $97,258,155  $212,846,915  $212,379,588
Contracts in payout (annuitization)            605           973                      39,427        49,368       286,266
                                      ------------   -----------   ------------  -----------  ------------  ------------
Total net assets                      $399,580,641   $56,387,027   $208,609,331  $97,297,582  $212,896,283  $212,665,854
                                      ============   ===========   ============  ===========  ============  ============
Units outstanding                       22,519,590     4,328,109     12,997,587    3,988,009    12,098,539     7,318,177
Unit value                            $      17.74   $     13.03   $      16.05  $     24.40  $      17.60  $      29.06
Shares                                  24,290,616     5,025,582     18,692,592    6,401,157    14,052,560    11,867,514
Cost                                  $366,016,438   $54,675,338   $217,133,607  $94,567,619  $207,795,152  $162,599,778

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                     Global Trust  Health Sciences  Health Sciences  High Income   High Yield   High Yield
                                       Series II       Series I        Series II      Series II     Series I    Series II
                                     ------------  ---------------  ---------------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value             $56,610,167    $69,811,044      $71,854,720     $1,070,679  $81,824,764  $66,768,125
                                      ===========    ===========      ===========     ==========  ===========  ===========
NET ASSETS
Contracts in accumulation             $56,478,099    $69,807,707      $71,854,020     $1,070,679  $81,731,185  $66,689,543
Contracts in payout (annuitization)       132,068          3,337              700                      93,579       78,582
                                      -----------    -----------      -----------     ----------  -----------  -----------
Total net assets                      $56,610,167    $69,811,044      $71,854,720     $1,070,679  $81,824,764  $66,768,125
                                      ===========    ===========      ===========     ==========  ===========  ===========
Units outstanding                       3,028,072      3,480,258        3,393,566         92,897    4,962,992    3,941,905
Unit value                            $     18.70    $     20.06      $     21.17     $    11.53  $     16.49  $     16.94
Shares                                  3,173,216      4,623,248        4,825,703         89,372    8,613,133    6,991,427
Cost                                  $56,305,308    $68,983,816      $72,146,639     $1,224,846  $87,064,069  $71,163,339

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                      Independence
                                                                       Investment       Index                    International
                                     Income & Value  Income & Value    LLC Small    Allocation    International      Core
                                        Series I        Series II    Cap Series II    Series II   Core Series I    Series II
                                     --------------  --------------  -------------  ------------  -------------  -------------
TOTAL ASSETS
Investments at fair value             $267,190,928     $78,943,128     $1,193,672   $295,946,625   $80,318,221    $49,950,951
                                      ============     ===========     ==========   ============   ===========    ===========
NET ASSETS
Contracts in accumulation             $266,882,121     $78,943,128     $1,193,672   $295,934,024   $80,124,576    $49,904,444
Contracts in payout (annuitization)        308,807                                        12,601       193,645         46,507
                                      ------------     -----------     ----------   ------------   -----------    -----------
Total net assets                      $267,190,928     $78,943,128     $1,193,672   $295,946,625   $80,318,221    $49,950,951
                                      ============     ===========     ==========   ============   ===========    ===========
Units outstanding                       10,864,738       5,129,616         80,794     21,010,365     4,161,014      2,355,907
Unit value                            $      24.59     $     15.39     $    14.77   $      14.09   $     19.30    $     21.20
Shares                                  24,603,216       7,309,549        103,438     22,102,063     5,581,530      3,454,423
Cost                                  $252,280,402     $77,814,413     $1,395,495   $298,418,152   $68,107,467    $50,388,032

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                     International
                                         Equity     International  International  International  International    Investment
                                        Index B       Small Cap      Small Cap        Value          Value         Quality
                                       Series NAV      Series I      Series II       Series I      Series II    Bond Series I
                                     -------------  -------------  -------------  -------------  -------------  -------------
TOTAL ASSETS
Investments at fair value             $43,121,814    $111,985,320   $63,090,909    $295,226,708   $231,323,661   $120,393,201
                                      ===========    ============   ===========    ============   ============   ============
NET ASSETS
Contracts in accumulation             $43,078,935    $111,910,804   $63,090,909    $295,001,797   $231,228,464   $120,018,329
Contracts in payout (annuitization)        42,879          74,516                       224,911         95,197        374,872
                                      -----------    ------------   -----------    ------------   ------------   ------------
Total net assets                      $43,121,814    $111,985,320   $63,090,909    $295,226,708   $231,323,661   $120,393,201
                                      ===========    ============   ===========    ============   ============   ============
Units outstanding                       3,271,721       4,226,430     2,476,541      13,413,023      9,361,392      5,273,996
Unit value                            $     13.18    $      26.50   $     25.48    $      22.01   $      24.71   $      22.83
Shares                                  2,047,570       5,959,836     3,343,450      17,224,429     13,535,615     10,654,266
Cost                                  $42,286,169    $117,140,614   $74,215,733    $270,133,526   $221,188,548   $126,526,620

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                      Investment    John Hancock   John Hancock  John Hancock
                                        Quality    International  International    Strategic    Large Cap    Large Cap
                                         Bond       Equity Index   Equity Index     Income        Value        Value
                                       Series II      Series I      Series II      Series II     Series I    Series II
                                     ------------  -------------  -------------  ------------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $130,925,708   $30,977,856    $30,452,527    $14,896,526  $51,302,359  $40,131,488
                                     ============   ===========    ===========    ===========  ===========  ===========
NET ASSETS
Contracts in accumulation            $130,925,708   $30,918,303    $30,452,527    $14,896,526  $51,302,359  $40,113,557
Contracts in payout (annuitization)                      59,553                                                  17,931
                                     ------------   -----------    -----------    -----------  -----------  -----------
Total net assets                     $130,925,708   $30,977,856    $30,452,527    $14,896,526  $51,302,359  $40,131,488
                                     ============   ===========    ===========    ===========  ===========  ===========
Units outstanding                       8,638,664     1,306,598      1,300,693      1,038,263    2,039,124    1,607,730
Unit value                           $      15.16   $     23.71    $     23.41    $     14.35  $     25.16  $     24.96
Shares                                 11,596,608     1,383,558      1,361,311      1,084,172    2,293,355    1,800,426
Cost                                 $134,527,656   $26,548,597    $25,082,297    $14,588,920  $52,594,388  $39,650,476

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                       Lifestyle     Lifestyle     Lifestyle      Lifestyle      Lifestyle     Lifestyle
                                      Aggressive    Aggressive     Balanced       Balanced     Conservative  Conservative
                                       Series I      Series II     Series I       Series II      Series I      Series II
                                     ------------  ------------  ------------  --------------  ------------  ------------
TOTAL ASSETS
Investments at fair value            $175,525,359  $285,279,941  $919,280,596  $8,669,581,145  $150,688,892  $653,822,340
                                     ============  ============  ============  ==============  ============  ============
NET ASSETS
Contracts in accumulation            $175,524,220  $285,279,941  $919,000,443  $8,669,511,848  $150,631,382  $653,822,340
Contracts in payout (annuitization)         1,139                     280,153          69,297        57,510
                                     ------------  ------------  ------------  --------------  ------------  ------------
Total net assets                     $175,525,359  $285,279,941  $919,280,596  $8,669,581,145  $150,688,892  $653,822,340
                                     ============  ============  ============  ==============  ============  ============
Units outstanding                       9,206,081    14,689,016    44,018,959     485,068,665     7,414,141    40,759,257
Unit value                           $      19.07  $      19.42  $      20.88  $        17.87  $      20.32  $      16.04
Shares                                 16,222,307    26,414,809    67,544,496     639,349,642    11,573,648    50,449,255
Cost                                 $181,361,665  $293,199,245  $873,733,461  $8,472,400,853  $152,177,779  $661,430,755

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                                                                   Marisco
                                       Lifestyle      Lifestyle       Lifestyle      Lifestyle      LMFC Core   International
                                        Growth          Growth        Moderate       Moderate        Equity     Opportunities
                                       Series I       Series II       Series I       Series II      Series II     Series II
                                     ------------  ---------------  ------------  --------------  ------------  -------------
TOTAL ASSETS
Investments at fair value            $781,227,991  $12,027,023,525  $290,199,264  $1,817,724,720   $38,277,052  $78,151,979
                                     ============  ===============  ============  ==============   ===========  ===========
NET ASSETS
Contracts in accumulation            $780,172,936  $12,026,929,909  $287,774,704  $1,817,657,414   $38,277,052  $78,151,979
Contracts in payout (annuitization)     1,055,055           93,616     2,424,560          67,306
                                     ------------  ---------------  ------------  --------------   -----------  -----------
Total net assets                     $781,227,991  $12,027,023,525  $290,199,264  $1,817,724,720   $38,277,052  $78,151,979
                                     ============  ===============  ============  ==============   ===========  ===========
Units outstanding                      38,655,362      667,866,837    14,006,009     108,763,250     2,707,898    3,613,945
Unit value                           $      20.21  $         18.01  $      20.72  $        16.71   $     14.14  $     21.63
Shares                                 56,734,059      875,966,753    22,323,020     140,364,843     2,915,236    4,417,862
Cost                                 $732,708,322  $11,696,654,876  $289,570,512  $1,825,853,710   $41,570,782  $81,620,994

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                       Mid Cap      Mid Cap       Mid Cap       Mid Cap       Mid Cap       Mid Cap
                                        Index        Index     Intersection      Stock         Stock         Value
                                       Series I    Series II     Series II     Series I      Series II     Series I
                                     -----------  -----------  ------------  ------------  ------------  ------------
TOTAL ASSETS
Investments at fair value            $57,217,884  $89,771,244   $2,103,296   $292,411,115  $182,162,343  $146,671,433
                                     ===========  ===========   ==========   ============  ============  ============
NET ASSETS
Contracts in accumulation            $57,191,791  $89,761,576   $2,103,296   $292,369,677  $182,161,540  $146,568,102
Contracts in payout (annuitization)       26,093        9,668                      41,438           803       103,331
                                     -----------  -----------   ----------   ------------  ------------  ------------
Total net assets                     $57,217,884  $89,771,244   $2,103,296   $292,411,115  $182,162,343  $146,671,433
                                     ===========  ===========   ==========   ============  ============  ============
Units outstanding                      2,827,829    4,746,817      182,898     14,501,521     7,457,432     7,236,421
Unit value                           $     20.23  $     18.91   $    11.50   $      20.16  $      24.43  $      20.27
Shares                                 3,286,495    5,174,135      181,006     18,298,568    11,558,524    11,431,912
Cost                                 $58,240,967  $96,636,345   $2,188,876   $257,408,633  $171,143,489  $179,046,222

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007


                                     Mid Cap Value   ML Global  Money Market B  Money Market  Money Market  Natural Resources
                                       Series II    Allocation    Series NAV      Series I      Series II       Series II
                                     -------------  ----------  --------------  ------------  ------------  -----------------
TOTAL ASSETS
Investments at fair value             $143,552,635  $1,520,061    $43,140,175   $312,447,249  $434,277,195     $279,653,618
                                      ============  ==========    ===========   ============  ============     ============
NET ASSETS
Contracts in accumulation             $143,552,635  $1,520,061    $43,140,175   $312,091,455  $434,161,253     $279,409,277
Contracts in payout (annuitization)                                                  355,794       115,942          244,341
                                      ------------  ----------    -----------   ------------  ------------     ------------
Total net assets                      $143,552,635  $1,520,061    $43,140,175   $312,447,249  $434,277,195     $279,653,618
                                      ============  ==========    ===========   ============  ============     ============
Units outstanding                        7,510,604      91,452      3,382,379     19,224,624    33,634,489        5,632,699
Unit value                            $      19.11  $    16.62    $     12.75   $      16.25  $      12.91     $      49.65
Shares                                  11,232,600      94,826     43,140,175     31,244,725    43,427,720        9,798,655
Cost                                  $175,561,989  $1,123,642    $43,140,175   $312,447,249  $434,277,195     $306,068,208

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                               PIM Classic   PIMCO VIT   Quantitative  Quantitative
                                     Pacific Rim  Pacific Rim     Value      All Asset      All Cap         Mid
                                      Series I     Series II    Series II    Series II    Series II    Cap Series I
                                     -----------  -----------  -----------  -----------  ------------  ------------
TOTAL ASSETS
Investments at fair value            $43,926,232  $39,752,807  $20,613,743  $27,808,742  $120,043,351   $6,504,757
                                     ===========  ===========  ===========  ===========  ============   ==========
NET ASSETS
Contracts in accumulation            $43,913,156  $39,752,807  $20,613,743  $27,808,742  $120,043,351   $6,504,757
Contracts in payout (annuitization)       13,076
                                     -----------  -----------  -----------  -----------  ------------   ----------
Total net assets                     $43,926,232  $39,752,807  $20,613,743  $27,808,742  $120,043,351   $6,504,757
                                     ===========  ===========  ===========  ===========  ============   ==========
Units outstanding                      2,850,036    1,748,484    1,439,118    1,761,138     5,614,030      479,164
Unit value                           $     15.41  $     22.74  $     14.32  $     15.79  $      21.38   $    13.58
Shares                                 4,199,448    3,815,049    1,686,886    2,366,701     7,835,728      759,015
Cost                                 $49,900,300  $46,478,828  $26,004,693  $27,976,164  $137,068,731   $8,212,644

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                     Quantitative  Quantitative   Real Estate   Real Estate  Real Return    Science &
                                        Mid Cap       Value        Securities    Securities      Bond      Technology
                                       Series II     Series II      Series I     Series II    Series II     Series I
                                     ------------  ------------  -----------   ------------  -----------  ------------
TOTAL ASSETS
Investments at fair value             $23,299,107   $23,442,366  $103,497,312  $106,982,665  $89,175,625  $183,286,811
                                      ===========   ===========  ============  ============  ===========  ============
NET ASSETS
Contracts in accumulation             $23,299,107   $23,433,888  $103,365,169  $106,956,996  $89,150,810  $183,141,015
Contracts in payout (annuitization)                       8,478       132,143        25,669       24,815       145,796
                                      -----------   -----------  ------------  ------------  -----------  ------------
Total net assets                      $23,299,107   $23,442,366  $103,497,312  $106,982,665  $89,175,625  $183,286,811
                                      ===========   ===========  ============  ============  ===========  ============
Units outstanding                       1,360,671     1,358,278     3,404,402     4,179,110    5,983,075    14,544,121
Unit value                            $     17.12   $     17.26  $      30.40  $      25.60  $     14.90  $      12.60
Shares                                  2,763,833     1,827,152     8,346,557     8,627,634    6,630,158    12,342,546
Cost                                  $28,589,948   $26,865,513  $161,597,295  $166,751,537  $88,161,975  $130,253,516

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                      Science &                                                                     Small Cap
                                      Technology  Scudder Equity  Scudder Fixed     Small Cap       Small Cap     Opportunities
                                      Series II   Index 500 -- B   Income -- B   Index Series I  Index Series II     Series I
                                     -----------  --------------  -------------  --------------  ---------------  -------------
TOTAL ASSETS
Investments at fair value            $63,302,574    $28,468,212    $48,822,843     $29,607,850     $ 95,873,608    $58,486,467
                                     ===========    ===========    ===========     ===========     ============    ===========
NET ASSETS
Contracts in accumulation            $63,301,050    $28,458,301    $48,822,843     $29,568,566     $ 95,833,528    $58,472,918
Contracts in payout (annuitization)        1,524          9,911                         39,284           40,080          13,549
                                     -----------    -----------    -----------     -----------     ------------    -----------
Total net assets                     $63,302,574    $28,468,212    $48,822,843     $29,607,850     $ 95,873,608    $58,486,467
                                     ===========    ===========    ===========     ===========     ============    ===========
Units outstanding                      4,022,564      1,252,764      3,489,402       1,722,251        5,337,612      2,601,624
Unit value                           $     15.74    $     22.72    $     13.99     $     17.19     $      17.96    $     22.48
Shares                                 4,297,527      1,835,475      4,137,529       2,086,529        6,780,312      2,832,274
Cost                                 $54,286,128    $24,503,871    $48,621,038     $30,290,585     $106,001,372    $59,488,697

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                       Small Cap
                                     Opportunities   Small Cap   Small Company    Small Company     Strategic       Strategic
                                       Series II    Value Focus  Value Series I  Value Series II  Bond Series I  Bond Series II
                                     -------------  -----------  --------------  ---------------  -------------  --------------
TOTAL ASSETS
Investments at fair value             $47,273,342   $11,280,274   $150,842,006     $125,797,753    $115,930,647   $85,480,105
                                      ===========   ===========   ============     ============    ============   ===========
NET ASSETS
Contracts in accumulation             $47,273,342   $11,280,274   $150,678,572     $125,797,753    $115,846,268   $85,480,105
Contracts in payout (annuitization)                                    163,434                           84,379
                                      -----------   -----------   ------------     ------------    ------------   -----------
Total net assets                      $47,273,342   $11,280,274   $150,842,006     $125,797,753    $115,930,647   $85,480,105
                                      ===========   ===========   ============     ============    ============   ===========
Units outstanding                       2,158,038       298,503      6,598,777        6,480,945       5,698,598     5,438,541
Unit value                            $     21.91   $     37.79   $      22.86     $      19.41    $      20.34   $     15.72
Shares                                  2,298,169       591,830      8,269,847        6,950,152      10,626,091     7,827,848
Cost                                  $48,213,182   $13,609,546   $162,307,092     $138,921,992    $121,933,839   $91,773,166

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                        T Rowe
                                      Price Mid                                Total Stock   Total Stock
                                        Value     Total Return  Total Return  Market Index  Market Index    U.S. Core
                                      Series II     Series I      Series II     Series I      Series II     Series I
                                     -----------  ------------  ------------  ------------  ------------  ------------
TOTAL ASSETS
Investments at fair value            $14,516,220  $254,966,759  $204,912,106   $24,997,000   $71,822,066  $551,052,119
                                     ===========  ============  ============   ===========   ===========  ============
NET ASSETS:
Contracts in accumulation            $14,516,220  $254,829,768  $204,735,485   $24,886,702   $71,725,963  $549,952,525
Contracts in payout (annuitization)                    136,991       176,621       110,298        96,103     1,099,594
                                     -----------  ------------  ------------   -----------   -----------  ------------
Total net assets                     $14,516,220  $254,966,759  $204,912,106   $24,997,000   $71,822,066  $551,052,119
                                     ===========  ============  ============   ===========   ===========  ============
Units outstanding                        889,968    14,285,278    13,299,866     1,875,342     4,118,314    22,294,779
Unit value                           $     16.31  $      17.85  $      15.41   $     13.33   $     17.44  $      24.72
Shares                                 1,359,197    18,329,745    14,752,491     1,925,809     5,550,392    28,390,114
Cost                                 $17,207,477  $253,907,339  $203,463,112   $20,863,616   $70,256,170  $623,540,159

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                  U.S. Global  U.S. Global      U.S.          U.S.
                                                    Leaders      Leaders     Government    Government     U.S.
                                      U.S. Core      Growth       Growth     Securities    Securities  High Yield
                                      Series II     Series I    Series II     Series I     Series II    Series II
                                     -----------  -----------  -----------  ------------  -----------  ----------
TOTAL ASSETS
Investments at fair value            $60,726,219  $25,237,055  $19,915,538  $120,827,665  $70,264,181  $2,123,558
                                     ===========  ===========  ===========  ============  ===========  ==========
NET ASSETS:
Contracts in accumulation            $60,726,219  $25,237,055  $19,915,538  $120,706,839  $70,264,181  $2,123,558
Contracts in payout (annuitization)                                              120,826
                                     -----------  -----------  -----------  ------------  -----------  ----------
Total net assets                     $60,726,219  $25,237,055  $19,915,538  $120,827,665  $70,264,181  $2,123,558
                                     ===========  ===========  ===========  ============  ===========  ==========
Units outstanding                      4,303,291    1,900,451    1,509,637     6,153,456    5,107,643     151,673
Unit value                           $     14.11  $     13.28  $     13.19  $      19.64  $     13.76  $    14.00
Shares                                 3,143,179    1,876,361    1,480,709     9,417,589    5,472,288     169,613
Cost                                 $65,884,713  $23,346,339  $18,286,506  $127,138,723  $73,078,218  $2,199,900

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                      U.S. Large    U.S. Large       UBS          UBS
                                       Cap Value    Cap Value     Large Cap    Large Cap    Utilities    Utilities
                                       Series I     Series II     Series I     Series II     Series I    Series II
                                     ------------  -----------  ------------  -----------  -----------  -----------
TOTAL ASSETS
Investments at fair value            $203,732,919  $78,591,932  $244,825,743  $18,166,603  $58,246,956  $65,472,203
                                     ============  ===========  ============  ===========  ===========  ===========
NET ASSETS:
Contracts in accumulation            $203,460,078  $78,529,530  $244,462,029  $18,166,022  $58,215,471  $65,472,203
Contracts in payout (annuitization)       272,841       62,402       363,714          581       31,485
                                     ------------  -----------  ------------  -----------  -----------  -----------
Total net assets                     $203,732,919  $78,591,932  $244,825,743  $18,166,603  $58,246,956  $65,472,203
                                     ============  ===========  ============  ===========  ===========  ===========
Units outstanding                      13,857,607    5,042,326    15,761,365    1,178,361    2,640,125    1,983,965
Unit value                           $      14.70  $     15.59  $      15.53  $     15.42  $     22.06  $     33.00
Shares                                 12,741,271    4,927,394    16,954,691    1,261,570    4,061,852    4,600,998
Cost                                 $165,079,750  $65,664,777  $270,289,131  $20,023,852  $57,442,425  $63,726,805

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                       STATEMENT OF ASSETS AND LIABILITIES
                                DECEMBER 31, 2007

                                                                      Wellington    Wellington
                                                                         Small      Small Cap   Wells Capital
                                                                       Cap Growth     Value       Core Bond
                                     Value Series I  Value Series II   Series II    Series II     Series II
                                     --------------  ---------------  -----------  -----------  -------------
TOTAL ASSETS
Investments at fair value             $154,362,894     $50,705,018    $37,590,676  $65,291,497   $3,624,178
                                      ============     ===========    ===========  ===========   ==========
NET ASSETS:
Contracts in accumulation             $154,093,041     $50,705,018    $37,590,676  $65,289,424   $3,624,178
Contracts in payout (annuitization)        269,853                                       2,073
                                      ------------     -----------    -----------  -----------   ----------
Total net assets                      $154,362,894     $50,705,018    $37,590,676  $65,291,497   $3,624,178
                                      ============     ===========    ===========  ===========   ==========
Units outstanding                        5,823,831       2,511,265      1,950,372    4,135,953      272,577
Unit value                            $      26.51     $     20.19    $     19.27  $     15.79   $    13.30
Shares                                   8,891,872       2,932,621      3,667,383    4,042,817      288,779
Cost                                  $167,003,645     $59,688,765    $40,018,095  $78,377,478   $3,642,476

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                     500
                                                Index Fund B
                                                 Series NAV       500 Index Series I          500 Index Series II
                                                ------------  --------------------------  --------------------------
                                                    2007          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $  1,185,404  $  2,817,093  $  1,409,818  $  1,642,904  $    823,264
Expenses:
   Mortality and expense risk and
      administrative charges                         979,381     1,945,557     2,156,410     1,409,749     1,641,363
                                                ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                         206,023       871,536      (746,592)      233,155      (818,099)
                                                ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --            --            --            --
   Net realized gain (loss)                           66,994    15,937,425    15,584,236     8,422,935    10,574,346
                                                ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                               66,994    15,937,425    15,584,236     8,422,935    10,574,346
                                                ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (2,118,017)  (11,807,528)    3,075,952    (5,600,283)    2,367,928
                                                ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                         (1,845,000)    5,001,433    17,913,596     3,055,807    12,124,175
                                                ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 447,091       819,907     1,000,873     1,369,707     2,206,769
   Transfers between sub-accounts and the
      company                                     97,864,554   (16,485,426)  (19,939,319)   (4,858,891)  (10,216,736)
   Withdrawals                                   (11,356,631)  (19,195,354)  (16,844,363)  (17,474,802)  (19,439,723)
   Annual contract fee                              (237,935)     (314,909)     (375,424)     (301,456)     (362,564)
                                                ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             86,717,079   (35,175,782)  (36,158,233)  (21,265,442)  (27,812,254)
                                                ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         84,872,079   (30,174,349)  (18,244,637)  (18,209,635)  (15,688,079)
Contract owners' equity at beginning of period            --   139,913,308   158,157,945    95,202,414   110,890,493
                                                ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $ 84,872,079  $109,738,959  $139,913,308  $ 76,992,779  $ 95,202,414
                                                ============  ============  ============  ============  ============

                                                    2007          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------
Units, beginning of period                               --    11,609,646    14,906,958     5,988,819     7,895,332
Units issued                                      8,769,817       930,613     1,308,850       417,368       656,293
Units redeemed                                    1,834,210     3,727,347     4,606,162     1,719,371     2,562,806
                                                  ---------     ---------     ---------     ---------     ---------
Units, end of period                              6,935,607     8,812,912    11,609,646     4,686,816     5,988,819
                                                  =========     =========    ==========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   Active Bond Series I        Active Bond Series II      Alger American Balanced
                                                --------------------------  --------------------------  --------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $  8,953,422  $  3,603,946  $ 41,486,707  $ 12,669,950  $         --  $    354,723
Expenses:
   Mortality and expense risk and
      administrative charges                       1,569,728     1,851,235     8,366,544     7,941,842       141,668       445,654
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                       7,383,694     1,752,711    33,120,163     4,728,108      (141,668)      (90,931)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --            --            --            --     1,515,879
   Net realized gain (loss)                          426,727       100,155       604,989       (52,123)    3,639,026       648,197
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                              426,727       100,155       604,989       (52,123)    3,639,026     2,164,076
                                                ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (5,256,061)    1,411,417   (23,452,814)    6,989,724    (2,118,817)   (1,362,453)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          2,554,360     3,264,283    10,272,338    11,665,709     1,378,541       710,692
                                                ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 481,364       492,743     7,844,947    16,820,492        59,662       296,915
   Transfers between sub-accounts and the
      company                                     (1,720,305)   (7,564,398)   37,712,143    (9,631,685)  (27,339,705)     (271,391)
   Withdrawals                                   (19,389,031)  (21,309,334)  (52,745,865)  (23,589,285)   (1,582,466)   (4,358,296)
   Annual contract fee                              (134,175)     (163,466)   (1,447,458)   (1,376,137)      (41,134)     (131,643)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (20,762,147)  (28,544,455)   (8,636,233)  (17,776,615)  (28,903,643)   (4,464,415)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (18,207,787)  (25,280,172)    1,636,105    (6,110,906)  (27,525,102)   (3,753,723)
Contract owners' equity at beginning of period   114,128,749   139,408,921   489,520,731   495,631,637    27,525,102    31,278,825
                                                ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $ 95,920,962  $114,128,749  $491,156,836  $489,520,731  $         --  $ 27,525,102
                                                ============  ============  ============  ============  ============  ============

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period                        8,812,410    11,076,124    38,059,136    39,503,132     1,635,810     1,912,505
Units issued                                        555,557       480,665     6,393,736     3,009,919         8,887        88,839
Units redeemed                                    2,145,987     2,744,379     7,053,847     4,453,915     1,644,697       365,534
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Units, end of period                              7,221,980     8,812,410    37,399,025    38,059,136            --     1,635,810
                                                  =========     =========    ==========    ==========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      Alger American
                                                    Leveraged All Cap         All Cap Core Series I      All Cap Core Series II
                                                -------------------------  --------------------------  -------------------------
                                                    2007          2006         2007          2006          2007          2006
                                                ------------  -----------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions received              $         --  $        --  $  1,784,311  $  1,107,275  $    142,063  $    57,978
Expenses:
   Mortality and expense risk and
      administrative charges                          58,926      156,335     1,879,902     2,227,000       249,507      160,874
                                                ------------  -----------  ------------  ------------  ------------  -----------
Net investment income (loss)                         (58,926)    (156,335)      (95,591)   (1,119,725)     (107,444)    (102,896)
                                                ------------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                    --           --            --            --            --           --
   Net realized gain (loss)                        4,211,718      618,780    17,088,895     9,558,811       846,992    1,077,484
                                                ------------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses)                            4,211,718      618,780    17,088,895     9,558,811       846,992    1,077,484
                                                ------------  -----------  ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (2,869,369)   1,083,819   (14,414,472)   10,380,707    (1,051,713)     218,566
                                                ------------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          1,283,423    1,546,264     2,578,832    18,819,793      (312,165)   1,193,154
                                                ------------  -----------  ------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                  31,643      155,235       372,083     1,063,655       126,213      253,377
   Transfers between sub-accounts and the
      company                                    (11,411,473)   1,000,151   (19,226,051)  (16,694,869)    9,073,226     (456,701)
   Withdrawals                                      (428,408)  (1,569,942)  (22,324,385)  (22,231,859)   (2,569,335)    (962,111)
   Annual contract fee                               (23,359)     (46,262)     (248,111)     (280,643)      (57,565)     (30,497)
                                                ------------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (11,831,597)    (460,818)  (41,426,464)  (38,143,716)    6,572,539   (1,195,932)
                                                ------------  -----------  ------------  ------------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (10,548,174)   1,085,446   (38,847,632)  (19,323,923)    6,260,374       (2,778)
Contract owners' equity at beginning of period    10,548,174    9,462,728   143,932,795   163,256,718    10,072,010   10,074,788
                                                ------------  -----------  ------------  ------------  ------------  -----------
Contract owners' equity at end of period        $         --  $10,548,174  $105,085,163  $143,932,795  $ 16,332,384  $10,072,010
                                                ============  ===========  ============  ============  ============  ===========

                                                    2007          2006         2007          2006          2007          2006
                                                ------------  -----------  ------------  ------------  ------------  -----------
Units, beginning of period                         452,490      475,553      7,796,201    10,039,132      546,094      621,010
Units issued                                        33,720       75,828        227,374       271,866      658,910      185,106
Units redeemed                                     486,210       98,891      2,332,814     2,514,797      329,391      260,022
                                                   -------      -------      ---------     ---------      -------      -------
Units, end of period                                    --      452,490      5,690,761     7,796,201      875,613      546,094
                                                   =======      =======      =========     =========      =======      =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  All Cap Growth Series I   All Cap Growth Series II    All Cap Value Series I
                                                --------------------------  ------------------------  --------------------------
                                                    2007          2006          2007         2006         2007          2006
                                                ------------  ------------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions received              $     82,531  $         --  $        --  $        --  $    895,830  $    595,135
Expenses:
   Mortality and expense risk and
   administrative charges                          2,817,670     3,237,949      391,368      444,107       808,603       912,882
                                                ------------  ------------  -----------  -----------  ------------  ------------
Net investment income (loss)                      (2,735,139)   (3,237,949)    (391,368)    (444,107)       87,227      (317,747)
                                                ------------  ------------  -----------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --           --           --    20,369,994    13,264,952
   Net realized gain (loss)                       11,605,892    (2,978,719)   1,904,305    2,039,380       915,987     2,026,478
                                                ------------  ------------  -----------  -----------  ------------  ------------
Realized gains (losses)                           11,605,892    (2,978,719)   1,904,305    2,039,380    21,285,981    15,291,430
                                                ------------  ------------  -----------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     10,747,593    16,866,720      822,762     (393,720)  (17,785,834)   (8,150,541)
                                                ------------  ------------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
     equity from operations                       19,618,346    10,650,052    2,335,699    1,201,553     3,587,374     6,823,142
                                                ------------  ------------  -----------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 947,993     1,602,853      511,908      878,282       175,923       318,798
   Transfers between sub-accounts and the
      company                                    (24,162,990)  (17,866,822)    (280,428)  (1,189,195)   (6,419,851)   (1,291,422)
   Withdrawals                                   (29,527,635)  (29,517,224)  (3,741,921)  (4,083,269)   (7,891,608)   (8,952,249)
   Annual contract fee                              (352,973)     (434,668)     (87,406)    (102,636)     (119,837)     (137,248)
                                                ------------  ------------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (53,095,605)  (46,215,861)  (3,597,847)  (4,496,818)  (14,255,373)  (10,062,121)
                                                ------------  ------------  -----------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
     equity                                      (33,477,259)  (35,565,809)  (1,262,148)  (3,295,265)  (10,667,999)   (3,238,979)
Contract owners' equity at beginning of period   205,159,404   240,725,213   25,736,425   29,031,690    58,057,755    61,296,734
                                                ------------  ------------  -----------  -----------  ------------  ------------
Contract owners' equity at end of period        $171,682,145  $205,159,404  $24,474,277  $25,736,425  $ 47,389,756  $ 58,057,755
                                                ============  ============  ===========  ===========  ============  ============

                                                    2007          2006          2007         2006         2007          2006
                                                ------------  ------------  -----------  -----------  ------------  ------------
Units, beginning of period                       11,560,384    14,210,315    1,742,991    2,059,319     3,602,546     4,261,947
Units issued                                        175,483       204,572      188,468      234,885       190,361       487,739
Units redeemed                                    2,880,792     2,854,503      426,261      551,213     1,035,898     1,147,140
                                                 ----------    ----------    ---------    ---------     ---------     ---------
Units, end of period                              8,855,075    11,560,384    1,505,198    1,742,991     2,757,009     3,602,546
                                                 ==========    ==========    =========    =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                             American      American
                                                                               Asset     Asset High-
                                                                            Allocation   Income Bond      American Blue-Chip
                                                 All Cap Value Series II     Series II    Series II    Income & Growth Series II
                                                -------------------------  ------------  -----------  --------------------------
                                                    2007          2006         2007          2007         2007          2006
                                                ------------  -----------  ------------  -----------  ------------  ------------
Income:
   Dividend distributions received              $    689,728  $   470,642  $  8,163,001  $ 2,590,110  $  3,337,506  $    730,446
Expenses:
   Mortality and expense risk and
   administrative charges                            842,851      952,885     2,259,829      205,874     2,595,358     2,713,787
                                                ------------  -----------  ------------  -----------  ------------  ------------
Net investment income (loss)                        (153,123)    (482,243)    5,903,172    2,384,236       742,148    (1,983,341)
                                                ------------  -----------  ------------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received            19,569,370   12,663,319     1,443,147           --    28,106,953     2,934,622
   Net realized gain (loss)                          686,526    1,425,997        51,454      480,954     7,120,428     4,890,025
                                                ------------  -----------  ------------  -----------  ------------  ------------
Realized gains (losses)                           20,255,896   14,089,316     1,494,601      480,954    35,227,381     7,824,647
                                                ------------  -----------  ------------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                    (16,698,231)  (7,168,724)  (16,398,511)  (3,185,626)  (34,659,804)   17,940,707
                                                ------------  -----------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          3,404,542    6,438,349    (9,000,738)    (320,436)    1,309,725    23,782,013
                                                ------------  -----------  ------------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 653,495    1,375,258   314,012,454   26,307,025     1,779,463     4,282,820
   Transfers between sub-accounts and the
      company                                     (6,420,161)  (1,253,742)  172,186,930   18,361,070   (11,723,494)    3,584,814
   Withdrawals                                    (9,910,998)  (6,284,614)   (4,236,386)  (1,053,246)  (29,350,183)  (20,428,790)
   Annual contract fee                              (165,858)    (197,434)     (139,792)     (13,713)     (401,522)     (448,014)
                                                ------------  -----------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (15,843,522)  (6,360,532)  481,823,206   43,601,136   (39,695,736)  (13,009,170)
                                                ------------  -----------  ------------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (12,438,980)      77,817   472,822,468   43,280,700   (38,386,011)   10,772,843
Contract owners' equity at beginning of period    57,471,289   57,393,472            --           --   177,060,573   166,287,730
                                                ------------  -----------  ------------  -----------  ------------  ------------
Contract owners' equity at end of period        $ 45,032,309  $57,471,289  $472,822,468  $43,280,700  $138,674,562  $177,060,573
                                                ============  ===========  ============  ===========  ============  ============

                                                    2007          2006         2007          2007         2007          2006
                                                ------------  -----------  ------------  -----------  ------------  ------------
Units, beginning of period                        3,376,358    3,770,641            --           --     8,938,256     9,653,221
Units issued                                         84,325      493,671    38,813,867    3,872,590       515,866     1,150,269
Units redeemed                                      977,614      887,954     1,064,924      253,101     2,446,430     1,865,234
                                                  ---------    ---------    ----------    ---------     ---------     ---------
Units, end of period                              2,483,069    3,376,358    37,748,943    3,619,489     7,007,692     8,938,256
                                                  =========    =========    ==========    =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                         American       American
                                                                                 American Century      Fundamental       Global
                                                                                 - Small Company         Holdings   Diversification
                                                  American Bond Series II           Series II           Series II      Series II
                                                --------------------------  -------------------------  -----------  ---------------
                                                    2007          2006          2007         2006          2007           2007
                                                ------------  ------------  -----------  ------------  -----------  ---------------
Income:
   Dividend distributions received              $ 30,153,733  $         --  $        --  $         --  $   686,627    $  1,516,520
Expenses:
   Mortality and expense risk and
      administrative charges                      10,741,645     4,846,135       94,932       278,581       47,421         112,334
                                                ------------  ------------  -----------  ------------  -----------    ------------
Net investment income (loss)                      19,412,088    (4,846,135)     (94,932)     (278,581)     639,206       1,404,186
                                                ------------  ------------  -----------  ------------  -----------    ------------
Realized gains (losses) on investments:
   Capital gain distributions received               234,401            --      840,660     2,821,692           --              --
   Net realized gain (loss)                        2,413,221       312,893     (111,439)     (536,345)      15,973           3,975
                                                ------------  ------------  -----------  ------------  -----------    ------------
Realized gains (losses)                            2,647,622       312,893      729,221     2,285,347       15,973           3,975
                                                ------------  ------------  -----------  ------------  -----------    ------------
Unrealized appreciation (depreciation) during
   the period                                    (15,531,297)   21,317,532     (918,074)   (1,168,586)    (840,884)     (1,032,221)
                                                ------------  ------------  -----------  ------------  -----------    ------------
Net increase (decrease) in contract owners'
   equity from operations                          6,528,413    16,784,290     (283,785)      838,180     (185,705)        375,940
                                                ------------  ------------  -----------  ------------  -----------    ------------
Changes from principal transactions:
   Purchase payments                             307,145,643   263,370,172      104,246       210,450   38,842,412      44,222,801
   Transfers between sub-accounts and the
      company                                    114,087,412    80,311,374   (2,418,076)  (16,470,584)  14,410,764      59,374,273
   Withdrawals                                   (26,376,978)   (9,327,078)  (1,063,467)   (2,444,344)     (59,812)       (342,256)
   Annual contract fee                            (1,824,914)     (531,817)     (11,128)      (34,202)      (4,382)        (19,641)
                                                ------------  ------------  -----------  ------------  -----------    ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            393,031,163   333,822,651   (3,388,425)  (18,738,680)  53,188,982     103,235,177
                                                ------------  ------------  -----------  ------------  -----------    ------------
Total increase (decrease) in contract owners'
   equity                                        399,559,576   350,606,941   (3,672,210)  (17,900,500)  53,003,277     103,611,117
Contract owners' equity at beginning of
   period                                        475,934,445   125,327,504    7,959,340    25,859,840           --              --
                                                ------------  ------------  -----------  ------------  -----------    ------------
Contract owners' equity at end of period        $875,494,021  $475,934,445  $ 4,287,130  $  7,959,340  $53,003,277    $103,611,117
                                                ============  ============  ===========  ============  ===========    ============

                                                    2007          2006          2007         2006          2007           2007
                                                ------------  ------------  -----------  ------------  -----------  ---------------
Units, beginning of period                       36,599,574    10,102,745     487,905      1,645,126           --             --
Units issued                                     33,810,717    27,929,503      14,935        100,869    4,262,049      8,298,364
Units redeemed                                    3,887,273     1,432,674     216,862      1,258,090       43,291         46,959
                                                 ----------    ----------     -------      ---------    ---------      ---------
Units, end of period                             66,523,018    36,599,574     285,978        487,905    4,218,758      8,251,405
                                                 ==========    ==========     =======      =========    =========      =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                        American
                                         American        Global
                                          Global          Small
                                          Growth     Capitalization                                         American Growth-
                                         Series II      Series II       American Growth Series II           Income Series II
                                       ------------  --------------  ------------------------------  ------------------------------
                                           2007           2007            2007            2006            2007            2006
                                       ------------  --------------  --------------  --------------  --------------  --------------
Income:
   Dividend distributions received     $  3,107,671    $ 1,018,515   $   14,247,204  $    1,976,899  $   34,191,426  $    8,649,213
Expenses:
   Mortality and expense risk and
      administrative charges                991,665        402,123       23,466,327      18,803,754      19,407,358      14,944,347
                                       ------------    -----------   --------------  --------------  --------------  --------------
Net investment income (loss)              2,116,006        616,392       (9,219,123)    (16,826,855)     14,784,068      (6,295,134)
                                       ------------    -----------   --------------  --------------  --------------  --------------
Realized gains (losses) on
   investments:
   Capital gain distributions
      received                              811,439        409,559      149,632,572       7,383,034      55,362,794       1,054,425
   Net realized gain (loss)                 185,952        (30,373)      67,560,237      29,283,039      34,534,463      14,885,341
                                       ------------    -----------   --------------  --------------  --------------  --------------
Realized gains (losses)                     997,391        379,186      217,192,809      36,666,073      89,897,257      15,939,766
                                       ------------    -----------   --------------  --------------  --------------  --------------
Unrealized appreciation
   (depreciation)
   during the period                        (60,677)    (3,237,722)     (73,580,296)     72,261,616     (75,251,563)    105,776,473
                                       ------------    -----------   --------------  --------------  --------------  --------------
Net increase (decrease) in contract
   owners' equity from operations         3,052,720     (2,242,144)     134,393,390      92,100,834      29,429,762     115,421,105
                                       ------------    -----------   --------------  --------------  --------------  --------------
Changes from principal transactions:
   Purchase payments                    131,363,919     41,129,729      230,583,461     257,087,013     222,272,719     248,591,590
   Transfers between sub-accounts and
      the company                        82,512,127     44,536,829       10,222,083      40,744,350      33,681,383      12,537,904
   Withdrawals                           (2,786,218)    (1,781,120)    (151,692,718)    (87,006,747)   (107,380,068)    (59,988,417)
   Annual contract fee                      (72,745)       (32,660)      (3,871,870)     (2,960,051)     (3,170,077)     (2,247,167)
                                       ------------    -----------   --------------  --------------  --------------  --------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                         211,017,083     83,852,778       85,240,956     207,864,565     145,403,957     198,893,910
                                       ------------    -----------   --------------  --------------  --------------  --------------
Total increase (decrease) in contract
   owners' equity                       214,069,803     81,610,634      219,634,346     299,965,399     174,833,719     314,315,015
Contract owners' equity at beginning
   of period                                     --             --    1,324,517,659   1,024,552,260   1,094,819,585     780,504,570
                                       ------------    -----------   --------------  --------------  --------------  --------------
Contract owners' equity at end of
   period                              $214,069,803    $81,610,634   $1,544,152,005  $1,324,517,659  $1,269,653,304  $1,094,819,585
                                       ============    ===========   ==============  ==============  ==============  ==============

                                           2007           2007            2007            2006            2007            2006
                                       ------------  --------------  --------------  --------------  --------------  --------------
Units, beginning of period                      --             --      65,701,092      53,642,516      57,499,647      45,371,276
Units issued                            16,942,499      6,743,003      14,741,670      17,091,197      15,011,068      15,817,603
Units redeemed                             743,411        691,934       8,463,433       5,032,621       5,854,981       3,689,232
                                        ----------      ---------      ----------      ----------      ----------      ----------
Units, end of period                    16,199,088      6,051,069      71,979,329      65,701,092      66,655,734      57,499,647
                                        ==========      =========      ==========      ==========      ==========      ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                    American
                                                                                   New World
                                                American International Series II   Series II       Basic Value Focus
                                                --------------------------------  -----------  ------------------------
                                                        2007           2006           2007         2007         2006
                                                --------------  ----------------  -----------  -----------  -----------
Income:
   Dividend distributions received              $   20,954,937     $  5,169,576   $ 1,299,463  $   284,982  $   391,245
Expenses:
   Mortality and expense risk and
      administrative charges                        15,685,269       11,356,902       330,312      368,798      434,418
                                                --------------     ------------   -----------  -----------  -----------
Net investment income (loss)                         5,269,668       (6,187,326)      969,151      (83,816)     (43,173)
                                                --------------     ------------   -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received              83,638,104        6,895,675       361,105    2,664,225    2,904,401
   Net realized gain (loss)                         52,268,631       20,686,059       607,534    1,499,531    1,093,025
                                                --------------     ------------   -----------  -----------  -----------
Realized gains (losses)                            135,906,735       27,581,734       968,639    4,163,756    3,997,426
                                                --------------     ------------   -----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                       15,243,393       88,515,262     2,392,064   (3,731,975)   1,356,507
                                                --------------     ------------   -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          156,419,796      109,909,670     4,329,854      347,965    5,310,760
                                                --------------     ------------   -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                               158,583,384      193,229,862    17,510,196        6,798       14,714
   Transfers between sub-accounts and the
      company                                      (32,654,076)      36,868,087    58,640,220   (2,891,392)  (2,984,617)
   Withdrawals                                     (86,217,120)     (47,925,538)   (1,693,426)  (5,233,086)  (4,569,235)
   Annual contract fee                              (2,545,407)      (1,702,831)      (34,499)     (57,044)     (73,417)
                                                --------------     ------------   -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions               37,166,781      180,469,580    74,422,491   (8,174,724)  (7,612,555)
                                                --------------     ------------   -----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                          193,586,577      290,379,250    78,752,345   (7,826,759)  (2,301,795)
Contract owners' equity at beginning of
   period                                          856,032,147      565,652,897            --   28,247,174   30,548,969
                                                --------------     ------------   -----------  -----------  -----------
Contract owners' equity at end of period        $1,049,618,724     $856,032,147   $78,752,345  $20,420,415  $28,247,174
                                                ==============     ============   ===========  ===========  ===========

                                                        2007           2006           2007         2007         2006
                                                   --------------  ------------   -----------  -----------  -----------
Units, beginning of period                           33,554,049     24,692,780            --    1,057,639    1,355,133
Units issued                                          8,655,033     12,110,057     5,905,540       11,549       14,330
Units redeemed                                        5,336,376      3,248,788       623,639      298,097      311,824
                                                     ----------     ----------     ---------    ---------    ---------
Units, end of period                                 36,872,706     33,554,049     5,281,901      771,091    1,057,639
                                                     ==========     ==========     =========    =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                          Bond Index
                                                                                                            Trust A
                                                  Blue Chip Growth Series I   Blue Chip Growth Series II   Series II
                                                ----------------------------  --------------------------   ---------
                                                     2007           2006          2007          2006         2007
                                                -------------  -------------  ------------  ------------  ----------
Income:
   Dividend distributions received              $   3,777,120  $   1,251,057  $    610,167  $     53,861   $ 14,490
Expenses:
   Mortality and expense risk and
      administrative charges                        7,735,245      8,582,051     2,524,142     2,542,848      5,575
                                                -------------  -------------  ------------  ------------   --------
Net investment income (loss)                       (3,958,125)    (7,330,994)   (1,913,975)   (2,488,987)     8,915
                                                -------------  -------------  ------------  ------------   --------
Realized gains (losses) on investments:
   Capital gain distributions received                     --             --            --            --         --
   Net realized gain (loss)                        17,016,368    (11,714,604)   12,180,590     9,636,287      6,996
                                                -------------  -------------  ------------  ------------   --------
Realized gains (losses)                            17,016,368    (11,714,604)   12,180,590     9,636,287      6,996
                                                -------------  -------------  ------------  ------------   --------
Unrealized appreciation (depreciation) during
   the period                                      42,840,304     62,188,901     5,175,223     4,007,992        803
                                                -------------  -------------  ------------  ------------   --------
Net increase (decrease) in contract owners'
   equity from operations                          55,898,547     43,143,303    15,441,838    11,155,292     16,714
                                                -------------  -------------  ------------  ------------   --------
Changes from principal transactions:
   Purchase payments                                2,189,625      3,132,082     7,011,045    11,190,286         --
   Transfers between sub-accounts and the
      company                                     (39,776,356)   (47,332,109)     (289,585)  (12,885,293)   494,359
   Withdrawals                                    (92,953,309)   (86,787,587)  (20,705,772)  (14,146,587)   (51,047)
   Annual contract fee                               (856,915)    (1,037,970)     (490,464)     (495,292)      (869)
                                                -------------  -------------  ------------  ------------   --------
Net increase (decrease) in contract owners'
   equity from principal transactions            (131,396,955)  (132,025,584)  (14,474,776)  (16,336,886)   442,443
                                                -------------  -------------  ------------  ------------   --------
Total increase (decrease) in contract owners'
   equity                                         (75,498,408)   (88,882,281)      967,062    (5,181,594)   459,157
Contract owners' equity at beginning of
   period                                         554,433,820    643,316,101   154,585,091   159,766,685         --
                                                -------------  -------------  ------------  ------------   --------
Contract owners' equity at end of period        $ 478,935,412  $ 554,433,820  $155,552,153  $154,585,091   $459,157
                                                =============  =============  ============  ============   ========

                                                     2007           2006          2007          2006         2007
                                                -------------  -------------  ------------  ------------  ----------
Units, beginning of period                        26,906,895     33,550,625    10,160,181    11,286,906         --
Units issued                                         874,680        616,972     1,567,499     1,156,074     68,421
Units redeemed                                     6,692,311      7,260,702     2,471,303     2,282,799     32,966
                                                  ----------     ----------    ----------    ----------     ------
Units, end of period                              21,089,264     26,906,895     9,256,377    10,160,181     35,455
                                                  ==========     ==========    ==========    ==========     ======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                          Capital                     Capital                CGTC Overseas
                                                   Appreciation Series I      Appreciation Series II        Equity Series II
                                                --------------------------  --------------------------  -----------------------
                                                    2007          2006          2007          2006          2007        2006
                                                ------------  ------------  ------------  ------------  -----------  ----------
Income:
   Dividend distributions received              $    550,443  $       --    $     70,531  $       --    $   133,878  $   27,432
Expenses:
   Mortality and expense risk and
      administrative charges                       3,005,611     2,463,275     1,505,936     1,339,088      108,345      95,857
                                                ------------  ------------  ------------  ------------  -----------  ----------
Net investment income (loss)                      (2,455,168)   (2,463,275)   (1,435,405)   (1,339,088)      25,533     (68,425)
                                                ------------  ------------  ------------  ------------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received               887,837     4,764,620       413,245     4,760,482      803,382     212,192
   Net realized gain (loss)                        4,462,816     1,986,187     1,640,438     4,746,643      540,347     388,943
                                                ------------  ------------  ------------  ------------  -----------  ----------
Realized gains (losses)                            5,350,653     6,750,807     2,053,683     9,507,125    1,343,729     601,135
                                                ------------  ------------  ------------  ------------  -----------  ----------
Unrealized appreciation (depreciation) during
   the period                                     16,289,686    (4,960,338)    7,854,861    (8,477,423)    (681,160)    339,403
                                                ------------  ------------  ------------  ------------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                         19,185,171      (672,806)    8,473,139      (309,386)     688,102     872,113
                                                ------------  ------------  ------------  ------------  -----------  ----------
Changes from principal transactions:
   Purchase payments                               1,099,588     1,013,561     2,373,727     2,724,865      169,504     930,764
   Transfers between sub-accounts and the
      company                                    (23,137,997)  197,762,252    (9,664,290)   66,290,073      204,078   1,148,169
   Withdrawals                                   (32,405,543)  (21,953,961)  (15,800,557)  (11,683,085)  (1,016,687)   (479,308)
   Annual contract fee                              (445,823)     (395,127)     (314,021)     (304,743)     (13,433)    (13,186)
                                                ------------  ------------  ------------  ------------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (54,889,775)  176,426,725   (23,405,141)   57,027,110     (656,538)  1,586,439
                                                ------------  ------------  ------------  ------------  -----------  ----------
Total increase (decrease) in contract owners'
   equity                                        (35,704,604)  175,753,919   (14,932,002)   56,717,724       31,564   2,458,552
Contract owners' equity at beginning of period   218,602,333    42,848,414   100,280,811    43,563,087    6,821,207   4,362,655
                                                ------------  ------------  ------------  ------------  -----------  ----------
Contract owners' equity at end of period        $182,897,729  $218,602,333  $ 85,348,809  $100,280,811  $ 6,852,771  $6,821,207
                                                ============  ============  ============  ============  ===========  ==========

                                                    2007          2006          2007          2006          2007        2006
                                                ------------  ------------  ------------  ------------  -----------  ----------
Units, beginning of period                        22,981,087     4,457,575     6,968,696     3,049,647      382,354     288,122
Units issued                                         941,095    24,173,046       627,437     5,985,885      178,453     435,642
Units redeemed                                     6,436,289     5,649,534     2,182,380     2,066,836      213,118     341,410
                                                ------------  ------------  ------------  ------------  -----------  ----------
Units, end of period                              17,485,893    22,981,087     5,413,753     6,968,696      347,689     382,354
                                                ============  ============  ============  ============  ===========  ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      Credit Suisse          Credit Suisse Global
                                                     Emerging Markets        Post Venture Capital    Dreyfus IP Midcap Stock
                                                -------------------------  -----------------------  -------------------------
                                                    2007          2006         2007        2006         2007          2006
                                                ------------  -----------  -----------  ----------  ------------  -----------
Income:
   Dividend distributions received              $        --   $    91,516  $        --  $       --  $    108,058  $    72,769
Expenses:
   Mortality and expense risk and
      administrative charges                          93,282      261,705       18,958      57,757       195,109      606,189
                                                ------------  -----------  -----------  ----------  ------------  -----------
Net investment income (loss)                         (93,282)    (170,189)     (18,958)    (57,757)      (87,051)    (533,420)
                                                ------------  -----------  -----------  ----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                    --      224,771           --          --     4,224,257    6,559,625
   Net realized gain (loss)                        7,725,096    2,524,089      927,491     460,138     1,733,513    2,086,810
                                                ------------  -----------  -----------  ----------  ------------  -----------
Realized gains (losses)                            7,725,096    2,748,860      927,491     460,138     5,957,770    8,646,435
                                                ------------  -----------  -----------  ----------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (6,706,778)   1,867,264     (669,990)    (37,483)   (2,645,731)  (5,843,821)
                                                ------------  -----------  -----------  ----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                            925,036    4,445,935      238,543     364,898     3,224,988    2,269,194
                                                ------------  -----------  -----------  ----------  ------------  -----------
Changes from principal transactions:

   Purchase payments                                  63,413      301,856        6,509      61,763       209,715      668,992
   Transfers between sub-accounts and the
      company                                    (18,266,782)      85,052   (3,597,869)    (48,308)  (38,829,231)    (520,784)
   Withdrawals                                      (666,339)  (1,923,542)    (109,327)   (606,195)   (1,658,834)  (5,595,941)
   Annual contract fee                               (33,352)     (72,893)      (8,677)    (17,703)      (69,296)    (183,412)
                                                ------------  -----------  -----------  ----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (18,903,060)  (1,609,527)  (3,709,364)   (610,443)  (40,347,646)  (5,631,145)
                                                ------------  -----------  -----------  ----------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (17,978,024)   2,836,408   (3,470,821)   (245,545)  (37,122,658)  (3,361,951)
Contract owners' equity at beginning of period    17,978,024   15,141,616    3,470,821   3,716,366    37,122,658   40,484,609
                                                ------------  -----------  -----------  ----------  ------------  -----------
Contract owners' equity at end of period        $        --   $17,978,024  $      --    $3,470,821  $         --  $37,122,658
                                                ============  ===========  ===========  ==========  ============  ===========

                                                    2007          2006         2007        2006         2007          2006
                                                ------------  -----------  -----------  ----------  ------------  -----------
Units, beginning of period                         474,747      521,828      119,135      142,287     1,624,427    1,878,845
Units issued                                        18,374      103,970        5,405       29,045        15,813      131,833
Units redeemed                                     493,121      151,051      124,540       52,197     1,640,240      386,251
                                                   -------      -------      -------      -------     ---------    ---------
Units, end of period                                    --      474,747           --      119,135            --    1,624,427
                                                   =======      =======      =======      =======     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    Dreyfus Socially
                                                   Responsible Growth      Dynamic Growth Series I    Dynamic Growth Series II
                                                -----------------------  --------------------------  -------------------------
                                                    2007        2006         2007          2006          2007         2006
                                                -----------  ----------  ------------  ------------  -----------  ------------
Income:
   Dividend distributions received              $     5,541  $     --    $         --  $         --  $        --  $         --
Expenses:
   Mortality and expense risk and
      administrative charges                         10,781      31,713     1,163,082     1,326,965      477,629       583,798
                                                -----------  ----------  ------------  ------------  -----------  ------------
Net investment income (loss)                         (5,240)    (31,713)   (1,163,082)   (1,326,965)    (477,629)     (583,798)
                                                -----------  ----------  ------------  ------------  -----------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                   --          --            --            --           --            --
   Net realized gain (loss)                         492,168     113,038    13,232,411    10,334,129    3,976,618     5,803,706
                                                -----------  ----------  ------------  ------------  -----------  ------------
Realized gains (losses)                             492,168     113,038    13,232,411    10,334,129    3,976,618     5,803,706
                                                -----------  ----------  ------------  ------------  -----------  ------------
Unrealized appreciation (depreciation) during
   the period                                      (374,641)     59,368    (6,098,188)   (1,348,032)  (1,210,437)   (2,394,185)
                                                -----------  ----------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract owners'
   equity from operations                           112,287     140,693     5,971,141     7,659,132    2,288,552     2,825,723
                                                -----------  ----------  ------------  ------------  -----------  ------------
Changes from principal transactions:
   Purchase payments                                  5,845      21,334       524,182       634,600      274,989       960,905
   Transfers between sub-accounts and the
      company                                    (2,013,983)   (194,442)   (9,337,926)  (14,137,447)  (2,502,419)   (7,442,833)
   Withdrawals                                      (52,154)   (130,333)  (11,580,818)   (9,139,203)  (5,101,887)   (5,377,581)
   Annual contract fee                               (2,905)     (9,887)     (225,692)     (267,150)    (104,764)     (128,813)
                                                -----------  ----------  ------------  ------------  -----------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (2,063,197)   (313,328)  (20,620,254)  (22,909,200)  (7,434,081)  (11,988,322)
                                                -----------  ----------  ------------  ------------  -----------  ------------
Total increase (decrease) in contract owners'
   equity                                        (1,950,910)   (172,635)  (14,649,113)  (15,250,068)  (5,145,529)   (9,162,599)
Contract owners' equity at beginning of period    1,950,910   2,123,545    80,188,645    95,438,713   30,933,855    40,096,454
                                                -----------  ----------  ------------  ------------  -----------  ------------
Contract owners' equity at end of period        $        --  $1,950,910  $ 65,539,532  $ 80,188,645  $25,788,326  $ 30,933,855
                                                ===========  ==========  ============  ============  ===========  ============

                                                    2007        2006         2007          2006          2007         2006
                                                -----------  ----------  ------------  ------------  -----------  ------------
Units, beginning of period                        100,978      117,733    13,496,709    17,531,394    1,868,970     2,631,196
Units issued                                        3,032        8,984     1,350,534     1,153,151      215,874       406,414
Units redeemed                                    104,010       25,739     4,628,188     5,187,836      637,409     1,168,640
                                                  -------      -------    ----------    ----------    ---------     ---------
Units, end of period                                   --      100,978    10,219,055    13,496,709    1,447,435     1,868,970
                                                  =======      =======    ==========    ==========    =========    ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                     Emerging Growth            Emerging Small              Emerging Small
                                                        Series II              Company Series I            Company Series II
                                                ------------------------  --------------------------  --------------------------
                                                    2007        2006          2007          2006          2007          2006
                                                -----------  -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $        --  $        --  $         --  $         --  $         --  $         --
Expenses:
   Mortality and expense risk and
      administrative charges                        145,741      190,072     1,365,451     1,680,287       720,304       939,270
                                                -----------  -----------  ------------  ------------  ------------  ------------
Net investment income (loss)                       (145,741)    (190,072)   (1,365,451)   (1,680,287)     (720,304)     (939,270)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received            2,728,015    5,249,566    21,508,750     6,346,100    10,410,736     3,400,026
   Net realized gain (loss)                        (909,307)  (3,737,393)    3,246,400     6,332,516       530,635     5,757,248
                                                -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses)                           1,818,708    1,512,173    24,755,150    12,678,616    10,941,371     9,157,274
                                                -----------  -----------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                    (1,381,617)    (682,623)  (16,838,402)   (9,597,923)   (7,348,046)   (7,570,809)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                           291,350      639,478     6,551,297     1,400,406     2,873,021       647,195
                                                -----------  -----------  ------------  ------------  ------------  ------------
Changes from principal transactions:

   Purchase payments                                110,576      754,035       471,644       761,623       411,287     1,912,186
   Transfers between sub-accounts and the
      company                                    (2,053,208)   2,884,236   (13,171,138)  (15,947,711)   (4,734,828)  (13,913,879)
   Withdrawals                                   (1,461,538)  (1,440,436)  (13,737,090)  (12,684,928)   (7,753,972)   (6,322,513)
   Annual contract fee                              (21,447)     (31,481)     (206,216)     (265,780)     (154,899)     (200,389)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (3,425,617)   2,166,354   (26,642,800)  (28,136,796)  (12,232,412)  (18,524,595)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (3,134,267)   2,805,832   (20,091,503)  (26,736,390)   (9,359,391)  (17,877,400)
Contract owners' equity at beginning of period   11,308,182    8,502,350    98,495,711   125,232,101    47,965,200    65,842,600
                                                -----------  -----------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $ 8,173,915  $11,308,182  $ 78,404,208  $ 98,495,711  $ 38,605,809  $ 47,965,200
                                                ===========  ===========  ============  ============  ============  ============

                                                    2007         2006         2007          2006          2007          2006
                                                -----------  -----------  ------------  ------------  ------------  ------------
Units, beginning of period                        574,185      473,804      5,675,377     7,371,948     3,257,290     4,484,767
Units issued                                      268,414      840,795        262,016       468,630       340,863       565,857
Units redeemed                                    436,075      740,414      1,625,192     2,165,201     1,141,790     1,793,334
                                                  -------      -------      ---------     ---------     ---------     ---------
Units, end of period                              406,524      574,185      4,312,201     5,675,377     2,456,363     3,257,290
                                                  =======      =======      =========     =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                                   Financial
                                                   Equity-Income Series I       Equity-Income Series II        Services Series I
                                                ----------------------------  --------------------------  -------------------------
                                                     2007           2006          2007          2006          2007          2006
                                                -------------  -------------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions received              $  17,388,236  $  10,239,372  $  6,716,901  $  3,653,225  $    436,437  $   134,656
Expenses:
   Mortality and expense risk and
      administrative charges                        9,211,383      9,736,116     4,411,822     4,373,407       563,556      577,324
                                                -------------  -------------  ------------  ------------  ------------  -----------
Net investment income (loss)                        8,176,853        503,256     2,305,079      (720,182)     (127,119)    (442,668)
                                                -------------  -------------  ------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             67,438,355     42,130,440    29,672,644    16,861,755     4,426,762          738
   Net realized gain (loss)                        32,063,058     21,317,488    19,079,402    17,531,134     6,968,256    5,088,195
                                                -------------  -------------  ------------  ------------  ------------  -----------
Realized gains (losses)                            99,501,413     63,447,928    48,752,046    34,392,889    11,395,018    5,088,933
                                                -------------  -------------  ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (93,130,808)    41,525,785   (46,297,632)    8,520,845   (13,886,589)   2,711,857
                                                -------------  -------------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          14,547,458    105,476,969     4,759,493    42,193,552    (2,618,690)   7,358,122
                                                -------------  -------------  ------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                2,383,063      3,130,812    13,385,711    13,345,042       266,513      267,608
   Transfers between sub-accounts and the
      company                                     (29,375,279)   (25,072,854)  (18,118,964)  (10,769,661)   (8,040,021)   4,710,106
   Withdrawals                                   (108,734,091)  (106,757,298)  (39,379,487)  (32,331,289)   (5,938,859)  (5,044,280)
   Annual contract fee                               (835,847)      (947,859)     (811,357)     (848,006)      (99,523)    (107,493)
                                                -------------  -------------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (136,562,154)  (129,647,199)  (44,924,097)  (30,603,914)  (13,811,890)    (174,059)
                                                -------------  -------------  ------------  ------------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (122,014,696)   (24,170,230)  (40,164,604)   11,589,638   (16,430,580)   7,184,063
Contract owners' equity at beginning of period    662,230,708    686,400,938   282,031,516   270,441,878    45,179,873   37,995,810
                                                -------------  -------------  ------------  ------------  ------------  -----------
Contract owners' equity at end of period        $ 540,216,012  $ 662,230,708  $241,866,912  $282,031,516  $ 28,749,293  $45,179,873
                                                =============  =============  ============  ============  ============  ===========

                                                     2007           2006          2007          2006          2007          2006
                                                -------------  -------------  ------------  ------------  ------------  -----------
Units, beginning of period                        22,179,215     26,812,293    16,211,703    18,135,341     2,583,144    2,635,289
Units issued                                         794,836      1,146,833     2,022,979     2,265,304       487,144      947,758
Units redeemed                                     5,195,557      5,779,911     4,469,769     4,188,942     1,278,450      999,903
                                                  ----------     ----------    ----------    ----------     ---------    ---------
Units, end of period                              17,778,494     22,179,215    13,764,913    16,211,703     1,791,838    2,583,144
                                                  ==========     ==========    ==========    ==========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                              Founding
                                                    Financial Services       Allocation         Fundamental Value
                                                        Series II             Series II             Series I
                                                -------------------------  --------------  --------------------------
                                                    2007          2006          2007           2007          2006
                                                ------------  -----------  --------------  ------------  ------------
Income:
   Dividend distributions received              $    411,328  $    88,818  $    5,644,106  $  2,602,728  $  1,360,683
Expenses:
   Mortality and expense risk and
      administrative charges                         767,716      700,292       6,157,527     2,560,887     2,595,480
                                                ------------  -----------  --------------  ------------  ------------
Net investment income (loss)                        (356,388)    (611,474)       (513,421)       41,841    (1,234,797)
                                                ------------  -----------  --------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received             5,889,936          845              --     6,784,480     5,662,420
   Net realized gain (loss)                        8,394,691    4,402,972      (1,077,383)   15,355,935    11,301,923
                                                ------------  -----------  --------------  ------------  ------------
Realized gains (losses)                           14,284,627    4,403,817      (1,077,383)   22,140,415    16,964,343
                                                ------------  -----------  --------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                    (17,577,154)   4,715,165     (32,297,354)  (17,636,871)    4,789,534
                                                ------------  -----------  --------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                         (3,648,915)   8,507,508     (33,888,158)    4,545,385    20,519,080
                                                ------------  -----------  --------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                               3,660,618    4,885,522     712,584,325       634,200       949,646
   Transfers between sub-accounts and the
      company                                    (10,986,713)   7,319,008     399,961,337    (8,808,075)   (1,385,934)
   Withdrawals                                    (6,215,153)  (5,047,503)    (11,175,367)  (22,307,375)  (20,047,130)
   Annual contract fee                              (150,993)    (160,732)       (434,435)     (363,030)     (400,322)
                                                ------------  -----------  --------------  ------------  ------------
Net increase (decrease) in contract owners'
      equity from principal transactions         (13,692,241)   6,996,295   1,100,935,860   (30,844,280)  (20,883,740)
                                                ------------  -----------  --------------  ------------  ------------
Total increase (decrease) in contract owners'
      equity                                     (17,341,156)  15,503,803   1,067,047,702   (26,298,895)     (364,660)
Contract owners' equity at beginning of period    55,701,359   40,197,556              --   175,240,516   175,605,176
                                                ------------  -----------  --------------  ------------  ------------
Contract owners' equity at end of period        $ 38,360,203  $55,701,359  $1,067,047,702  $148,941,621  $175,240,516
                                                ============  ===========  ==============  ============  ============

                                                    2007          2006          2007           2007          2006
                                                ------------  -----------  --------------  ------------  ------------
Units, beginning of period                        2,933,691    2,547,910              --    10,714,532    12,104,914
Units issued                                        605,797    1,173,451      92,525,181       655,865     1,175,191
Units redeemed                                    1,317,489      787,670       3,630,516     2,484,883     2,565,573
                                                  ---------    ---------      ----------     ---------    ----------
Units, end of period                              2,221,999    2,933,691      88,894,665     8,885,514    10,714,532
                                                  =========    =========      ==========     =========    ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                     Fundamental Value          Global Allocation           Global Allocation
                                                         Series II                   Series I                   Series II
                                                --------------------------  -------------------------  --------------------------
                                                    2007          2006          2007          2006         2007          2006
                                                ------------  ------------  ------------  -----------  ------------  ------------
Income:
   Dividend distributions received              $  5,045,257  $  1,665,584  $  3,863,715  $   659,168  $ 12,945,590  $  1,058,209
Expenses:
   Mortality and expense risk and
      administrative charges                       6,496,564     4,630,644       953,767      954,477     3,335,812     2,227,544
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net investment income (loss)                      (1,451,307)   (2,965,060)    2,909,948     (295,309)    9,609,778    (1,169,335)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received            15,902,627     8,787,266     6,214,380           --    21,600,617            --
   Net realized gain (loss)                       23,309,677    12,432,663     6,258,163    2,471,186     6,301,831     3,203,630
                                                ------------  ------------  ------------  -----------  ------------  ------------
Realized gains (losses)                           39,212,304    21,219,929    12,472,543    2,471,186    27,902,448     3,203,630
                                                ------------  ------------  ------------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                    (30,355,023)   17,137,906   (13,067,292)   4,871,074   (31,127,022)   13,578,691
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          7,405,974    35,392,775     2,315,199    7,046,951     6,385,204    15,612,986
                                                ------------  ------------  ------------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                              43,309,873    84,606,970     1,141,709      473,835    33,763,340    57,561,040
   Transfers between sub-accounts and the
      company                                     36,511,563    10,803,968    (5,792,377)   3,501,328    (1,542,174)   11,267,093
   Withdrawals                                   (40,066,474)  (22,074,149)   (7,395,942)  (6,743,744)  (11,196,696)   (7,398,357)
   Annual contract fee                            (1,171,125)     (800,565)     (156,049)    (162,497)     (581,228)     (339,906)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             38,583,837    72,536,224   (12,202,659)  (2,931,078)   20,443,242    61,089,870
                                                ------------  ------------  ------------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         45,989,811   107,928,999    (9,887,460)   4,115,873    26,828,446    76,702,856
Contract owners' equity at beginning of period   353,590,830   245,661,831    66,274,487   62,158,614   181,780,885   105,078,029
                                                ------------  ------------  ------------  -----------  ------------  ------------
Contract owners' equity at end of period        $399,580,641  $353,590,830  $ 56,387,027  $66,274,487  $208,609,331  $181,780,885
                                                ============  ============  ============  ===========  ============  ============

                                                    2007          2006          2007          2006         2007          2006
                                                ------------  ------------  ------------  -----------  ------------  ------------
Units, beginning of period                       20,166,674    15,512,773     5,264,129    5,522,512    11,570,456     7,328,401
Units issued                                      6,622,950     6,956,214       746,035      873,427     3,264,148     5,316,156
Units redeemed                                    4,270,034     2,302,313     1,682,055    1,131,810     1,837,017     1,074,101
                                                 ----------    ----------     ---------    ---------    ----------    ----------
Units, end of period                             22,519,590    20,166,674     4,328,109    5,264,129    12,997,587    11,570,456
                                                 ==========    ==========     =========    =========    ==========    ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   Global Bond Series I        Global Bond Series II       Global Trust Series I
                                                --------------------------  --------------------------  --------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $  7,002,033  $         --  $ 14,417,594  $         --  $  5,530,443  $  3,511,373
Expenses:
   Mortality and expense risk and
      administrative charges                       1,406,088     1,549,600     3,280,649     2,471,200     3,521,255     3,758,480
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                       5,595,945    (1,549,600)   11,136,945    (2,471,200)    2,009,188      (247,107)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --     1,376,896            --     1,812,487    12,011,113            --
   Net realized gain (loss)                        1,685,949     2,147,188      (280,966)       52,264    15,789,193    11,064,985
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                            1,685,949     3,524,084      (280,966)    1,864,751    27,800,306    11,064,985
                                                ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                       (118,969)    1,789,987     4,838,748     5,473,191   (28,911,528)   33,546,600
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          7,162,925     3,764,471    15,694,727     4,866,742       897,966    44,364,478
                                                ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 373,723       545,855    26,551,946    47,447,010       917,172     1,250,385
   Transfers between sub-accounts and the
      company                                      9,797,108    (1,757,038)    2,936,478     9,023,062   (11,458,693)  (10,386,914)
   Withdrawals                                   (17,269,391)  (18,048,656)  (14,392,965)  (10,635,170)  (38,170,724)  (39,017,146)
   Annual contract fee                              (128,072)     (144,159)     (594,111)     (399,914)     (231,673)     (270,715)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             (7,226,632)  (19,403,998)   14,501,348    45,434,988   (48,943,918)  (48,424,390)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                            (63,707)  (15,639,527)   30,196,075    50,301,730   (48,045,952)   (4,059,912)
Contract owners' equity at beginning of period    97,361,289   113,000,816   182,700,208   132,398,478   260,711,806   264,771,718
                                                ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $ 97,297,582  $ 97,361,289  $212,896,283  $182,700,208  $212,665,854  $260,711,806
                                                ============  ============  ============  ============  ============  ============

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period                        4,254,622     5,052,838    11,017,535     8,123,486     8,922,244    10,732,952
Units issued                                      1,185,186       840,221     3,688,261     4,633,770       154,977       276,387
Units redeemed                                    1,451,799     1,638,437     2,607,257     1,739,721     1,759,044     2,087,095
                                                  ---------     ---------    ----------    ----------     ---------    ----------
Units, end of period                              3,988,009     4,254,622    12,098,539    11,017,535     7,318,177     8,922,244
                                                  =========     =========    ==========    ==========     =========    ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Global Trust Series II    Health Sciences Series I   Health Sciences Series II
                                                ------------------------  --------------------------  -------------------------
                                                    2007         2006         2007          2006          2007          2006
                                                -----------  -----------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions received              $   817,355  $   408,290  $         --  $         --  $         --  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                        876,156      550,686     1,083,819     1,142,461     1,181,237    1,207,323
                                                -----------  -----------  ------------  ------------  ------------  -----------
Net investment income (loss)                        (58,801)    (142,396)   (1,083,819)   (1,142,461)   (1,181,237)  (1,207,323)
                                                -----------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            3,214,660           --    13,720,974     7,315,164    14,333,046    7,370,400
   Net realized gain (loss)                       3,686,693    3,211,374     4,131,458     4,344,781     3,079,355    4,028,811
                                                -----------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses)                           6,901,353    3,211,374    17,852,432    11,659,945    17,412,401   11,399,211
                                                -----------  -----------  ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (8,396,717)   2,584,854    (6,418,484)   (6,051,098)   (5,725,687)  (5,973,774)
                                                -----------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                        (1,554,165)   5,653,832    10,350,129     4,466,386    10,505,477    4,218,114
                                                -----------  -----------  ------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                492,024    1,618,878       515,260       776,530     3,211,893    5,124,693
   Transfers between sub-accounts and the
      company                                    31,436,267      521,796    (1,962,845)   (4,343,906)   (2,794,287)  (5,445,489)
   Withdrawals                                   (9,441,897)  (4,185,626)  (10,922,994)   (8,149,168)  (11,663,930)  (8,132,969)
   Annual contract fee                             (171,282)     (98,005)     (188,571)     (204,060)     (252,450)    (271,953)
                                                -----------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            22,315,112   (2,142,957)  (12,559,150)  (11,920,604)  (11,498,774)  (8,725,718)
                                                -----------  -----------  ------------  ------------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        20,760,947    3,510,875    (2,209,021)   (7,454,218)     (993,297)  (4,507,604)
Contract owners' equity at beginning of period   35,849,220   32,338,345    72,020,065    79,474,283    72,848,017   77,355,621
                                                -----------  -----------  ------------  ------------  ------------  -----------
Contract owners' equity at end of period        $56,610,167  $35,849,220  $ 69,811,044  $ 72,020,065  $ 71,854,720  $72,848,017
                                                ===========  ===========  ============  ============  ============  ===========

                                                    2007         2006         2007          2006          2007          2006
                                                -----------  -----------  ------------  ------------  ------------  -----------
Units, beginning of period                       1,910,631    2,039,340     4,162,723     4,902,567     3,953,949    4,466,852
Units issued                                     2,218,723      521,171       794,963       863,512       797,272      975,108
Units redeemed                                   1,101,282      649,880     1,477,428     1,603,356     1,357,655    1,488,011
                                                 ---------    ---------     ---------     ---------     ---------    ---------
Units, end of period                             3,028,072    1,910,631     3,480,258     4,162,723     3,393,566    3,953,949
                                                 =========    =========     =========     =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                High Income
                                                 Series II       High Yield Series I        High Yield Series II
                                                -----------  --------------------------  --------------------------
                                                    2007         2007          2006          2007          2006
                                                -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $    49,101  $ 12,280,074  $  8,001,088  $  9,596,331  $  5,830,292
Expenses:
   Mortality and expense risk and
      administrative charges                         37,118     1,514,790     1,819,982     1,320,056     1,472,057
                                                -----------  ------------  ------------  ------------  ------------
Net investment income (loss)                         11,983    10,765,284     6,181,106     8,276,275     4,358,235
                                                -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received               42,734            --            --            --            --
   Net realized gain (loss)                        (454,246)    2,068,423     2,093,785     1,326,107     1,588,419
                                                -----------  ------------  ------------  ------------  ------------
Realized gains (losses)                            (411,512)    2,068,423     2,093,785     1,326,107     1,588,419
                                                -----------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                      (154,167)  (12,195,223)    1,892,369    (9,411,684)    1,327,254
                                                -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          (553,696)      638,484    10,167,260       190,698     7,273,908
                                                -----------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                              4,017,913       324,757       618,549     3,999,753     3,503,604
   Transfers between sub-accounts and the
      company                                    (1,611,872)  (16,602,594)   (8,407,499)  (12,162,708)   (7,355,765)
   Withdrawals                                     (780,960)  (18,466,058)  (20,866,680)  (13,857,359)  (11,363,287)
   Annual contract fee                                 (706)     (144,042)     (179,093)     (219,597)     (253,313)
                                                -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             1,624,375   (34,887,937)  (28,834,723)  (22,239,911)  (15,468,761)
                                                -----------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         1,070,679   (34,249,453)  (18,667,463)  (22,049,213)   (8,194,853)
Contract owners' equity at beginning of period           --   116,074,217   134,741,680    88,817,338    97,012,191
                                                -----------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $ 1,070,679  $ 81,824,764  $116,074,217  $ 66,768,125  $ 88,817,338
                                                ===========  ============  ============  ============  ============

                                                    2007         2007          2006          2007          2006
                                                -----------  ------------  ------------  ------------  ------------
Units, beginning of period                             --      7,027,050     8,852,976     5,215,195     6,167,666
Units issued                                      959,474      1,801,233     1,891,913     1,440,766     1,770,958
Units redeemed                                    866,577      3,865,291     3,717,839     2,714,056     2,723,429
                                                  -------      ---------     ---------     ---------     ---------
Units, end of period                               92,897      4,962,992     7,027,050     3,941,905     5,215,195
                                                  =======      =========     =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                             Independence
                                                                                                            Investment LLC
                                                  Income & Value Series I    Income & Value Series II    Small Cap  Series II
                                                --------------------------  --------------------------  ----------------------
                                                    2007          2006          2007          2006         2007        2006
                                                ------------  ------------  ------------  ------------  ----------  ----------
Income:
   Dividend distributions received              $ 11,957,448  $  7,291,176  $  3,135,538  $  1,748,202  $       --  $       --
Expenses:
   Mortality and expense risk and
      administrative charges                       4,462,702     5,150,979     1,402,132     1,533,591      20,029      17,560
                                                ------------  ------------  ------------  ------------  ----------  ----------
Net investment income (loss)                       7,494,746     2,140,197     1,733,406       214,611     (20,029)    (17,560)
                                                ------------  ------------  ------------  ------------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received            19,745,367            --     5,828,767            --     206,276     102,704
   Net realized gain (loss)                       14,298,012    12,590,377     3,462,246     5,023,795     (15,911)    (40,620)
                                                ------------  ------------  ------------  ------------  ----------  ----------
Realized gains (losses)                           34,043,379    12,590,377     9,291,013     5,023,795     190,365      62,084
                                                ------------  ------------  ------------  ------------  ----------  ----------
Unrealized appreciation (depreciation) during
   the period                                    (40,886,201)    9,151,154   (11,338,349)      777,501    (184,543)    (28,451)
                                                ------------  ------------  ------------  ------------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                            651,924    23,881,728      (313,930)    6,015,907     (14,207)     16,073
                                                ------------  ------------  ------------  ------------  ----------  ----------
Changes from principal transactions:
   Purchase payments                               1,182,055     1,562,348     3,391,545     3,022,514      35,588     266,990
   Transfers between sub-accounts and the
      company                                    (12,080,659)  (23,506,925)   (3,889,713)   (6,458,237)    (28,851)    468,276
   Withdrawals                                   (52,549,371)  (55,995,686)  (11,315,407)   (9,819,342)    (95,925)    (64,032)
   Annual contract fee                              (335,802)     (414,355)     (261,245)     (292,876)     (1,229)     (1,893)
                                                ------------  ------------  ------------  ------------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (63,783,777)  (78,354,618)  (12,074,820)  (13,547,941)    (90,417)    669,341
                                                ------------  ------------  ------------  ------------  ----------  ----------
Total increase (decrease) in contract owners'
   equity                                        (63,131,853)  (54,472,890)  (12,388,750)   (7,532,034)   (104,624)    685,414
Contract owners' equity at beginning of period   330,322,781   384,795,671    91,331,878    98,863,912   1,298,296     612,882
                                                ------------  ------------  ------------  ------------  ----------  ----------
Contract owners' equity at end of period        $267,190,928  $330,322,781  $ 78,943,128  $ 91,331,878  $1,193,672  $1,298,296
                                                ============  ============  ============  ============  ==========  ==========

                                                    2007          2006          2007          2006          2007       2006
                                                ------------  ------------  ------------  ------------  ----------  ----------
Units, beginning of period                       13,421,722    16,724,032     5,879,600     6,788,286     86,775      43,329
Units issued                                        255,706       448,602       403,055       788,908     56,288     109,218
Units redeemed                                    2,812,690     3,750,912     1,153,039     1,697,594     62,269      65,772
                                                 ----------    ----------     ---------     ---------     ------     -------
Units, end of period                             10,864,738    13,421,722     5,129,616     5,879,600     80,794      86,775
                                                 ==========    ==========     =========     =========     ======     =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                          Index                   International              International
                                                   Allocation Series II           Core Series I             Core Series II
                                                -------------------------  --------------------------  ------------------------
                                                    2007          2006         2007          2006          2007         2006
                                                ------------  -----------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received              $  9,168,652  $ 1,082,762  $  1,927,711  $    518,044  $   928,589  $   150,552
Expenses:
   Mortality and expense risk and
      administrative charges                       3,320,552      612,682     1,349,459     1,326,528      812,333      590,483
                                                ------------  -----------  ------------  ------------  -----------  -----------
Net investment income (loss)                       5,848,100      470,080       578,252      (808,484)     116,256     (439,931)
                                                ------------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             5,774,361           --    11,230,376     3,940,525    6,460,116    1,458,802
   Net realized gain (loss)                        1,229,414       63,045    15,820,002     8,306,101    5,909,490    5,913,899
                                                ------------  -----------  ------------  ------------  -----------  -----------
Realized gains (losses)                            7,003,775       63,045    27,050,378    12,246,626   12,369,606    7,372,701
                                                ------------  -----------  ------------  ------------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (7,058,468)   4,586,943   (18,844,013)    6,952,411   (8,240,130)     232,794
                                                ------------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          5,793,407    5,120,068     8,784,617    18,390,553    4,245,732    7,165,564
                                                ------------  -----------  ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                             137,203,935   75,084,747       421,676       475,461    3,963,420    2,858,081
   Transfers between sub-accounts and the
      company                                     64,542,117   16,828,224    (6,258,872)      270,869    5,622,654    6,067,049
   Withdrawals                                    (7,530,762)    (549,885)  (15,755,563)  (11,008,219)  (6,408,751)  (4,761,366)
   Annual contract fee                              (525,033)     (20,193)     (160,648)     (176,985)    (144,372)    (112,376)
                                                ------------  -----------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            193,690,257   91,342,893   (21,753,407)  (10,438,874)   3,032,951    4,051,388
                                                ------------  -----------  ------------  ------------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        199,483,664   96,462,961   (12,968,790)    7,951,679    7,278,683   11,216,952
Contract owners' equity at beginning of period    96,462,961           --    93,287,011    85,335,332   42,672,268   31,455,316
                                                ------------  -----------  ------------  ------------  -----------  -----------
Contract owners' equity at end of period        $295,946,625  $96,462,961  $ 80,318,221  $ 93,287,011  $49,950,951  $42,672,268
                                                ============  ===========  ============  ============  ===========  ===========

                                                    2007          2006         2007          2006          2007         2006
                                                ------------  -----------  ------------  ------------  -----------  -----------
Units, beginning of period                        7,176,021           --     5,288,392     5,936,303    2,166,288    1,939,796
Units issued                                     15,364,484    7,612,628       725,878       991,763    1,220,592    1,167,853
Units redeemed                                    1,530,140      436,607     1,853,256     1,639,674    1,030,973      941,361
                                                 ----------    ---------     ---------     ---------    ---------    ---------
Units, end of period                             21,010,365    7,176,021     4,161,014     5,288,392    2,355,907    2,166,288
                                                 ==========    =========     =========     =========    =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                International
                                                Equity Index           International             International
                                                B Series NAV       Small Cap Series I         Small Cap Series II
                                                -------------  --------------------------  -------------------------
                                                    2007           2007          2006          2007          2006
                                                -------------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions received               $   942,862   $  3,563,632  $  1,371,811  $  1,634,670  $   482,075
Expenses:
   Mortality and expense risk and
      administrative charges                         509,691      1,938,982     1,740,532     1,085,659      776,846
                                                 -----------   ------------  ------------  ------------  -----------
Net investment income (loss)                         433,171      1,624,650      (368,721)      549,011     (294,771)
                                                 -----------   ------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received               824,473     36,019,204            --    18,334,625           --
   Net realized gain (loss)                          610,406     24,815,074    12,076,365     6,967,270    6,092,170
                                                 -----------   ------------  ------------  ------------  -----------
Realized gains (losses)                            1,434,879     60,834,278    12,076,365    25,301,895    6,092,170
                                                 -----------   ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                        835,646    (51,406,279)   15,431,582   (21,903,214)   4,690,510
                                                 -----------   ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          2,703,696     11,052,649    27,139,226     3,947,692   10,487,909
                                                 -----------   ------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                 274,528        773,700       656,688     5,522,488    4,028,457
   Transfers between sub-accounts and the
      company                                     46,143,840     (4,610,479)      875,819    10,928,598    1,232,213
   Withdrawals                                    (5,875,053)   (20,802,691)  (14,677,268)   (9,411,969)  (5,186,040)
   Annual contract fee                              (125,197)      (266,411)     (238,762)     (192,808)    (151,996)
                                                 -----------   ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions             40,418,118    (24,905,881)  (13,383,523)    6,846,309      (77,366)
                                                 -----------   ------------  ------------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                         43,121,814    (13,853,232)   13,755,703    10,794,001   10,410,543
Contract owners' equity at beginning of period            --    125,838,552   112,082,849    52,296,908   41,886,365
                                                 -----------   ------------  ------------  ------------  -----------
Contract owners' equity at end of period         $43,121,814   $111,985,320  $125,838,552  $ 63,090,909  $52,296,908
                                                 ===========   ============  ============  ============  ===========

                                                     2007          2007          2006          2007          2006
                                                -------------  ------------  ------------  ------------  -----------
Units, beginning of period                               --      5,089,895     5,692,621     2,156,299    2,140,483
Units issued                                      4,777,886      1,291,418       896,884     1,570,538    1,257,413
Units redeemed                                    1,506,165      2,154,883     1,499,610     1,250,296    1,241,597
                                                  ---------      ---------     ---------     ---------    ---------
Units, end of period                              3,271,721      4,226,430     5,089,895     2,476,541    2,156,299
                                                  =========      =========     =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                       International               International
                                                      Value Series I              Value Series II           Invesco Utilities
                                                --------------------------  --------------------------  ------------------------
                                                    2007          2006          2007          2006          2007         2006
                                                ------------  ------------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received              $ 14,063,976  $  6,338,743  $  9,114,750  $  3,445,551  $        --  $   214,855
Expenses:
   Mortality and expense risk and
      administrative charges                       5,005,210     4,990,071     3,884,025     3,304,519       38,027      101,995
                                                ------------  ------------  ------------  ------------  -----------  -----------
Net investment income (loss)                       9,058,766     1,348,672     5,230,725       141,032      (38,027)     112,860
                                                ------------  ------------  ------------  ------------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            52,572,925    15,205,758    35,993,231     9,021,092           --      132,651
   Net realized gain (loss)                       29,642,868    36,430,315    23,456,830    22,185,143    2,529,765      917,069
                                                ------------  ------------  ------------  ------------  -----------  -----------
Realized gains (losses)                           82,215,793    51,636,073    59,450,061    31,206,235    2,529,765    1,049,720
                                                ------------  ------------  ------------  ------------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (65,390,804)   30,460,312   (48,578,471)   18,115,211   (1,507,407)     197,418
                                                ------------  ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         25,883,755    83,445,057    16,102,315    49,462,478      984,331    1,359,998
                                                ------------  ------------  ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                               2,076,898     1,700,112    12,970,349     9,381,349       28,325      117,627
   Transfers between sub-accounts and the
      company                                    (34,379,909)  (14,217,939)   14,204,722      (816,688)  (7,392,294)     211,419
   Withdrawals                                   (59,703,300)  (44,232,030)  (39,290,187)  (23,590,093)    (369,219)  (1,346,046)
   Annual contract fee                              (595,190)     (626,951)     (762,827)     (676,038)     (14,440)     (28,206)
                                                ------------  ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (92,601,501)  (57,376,808)  (12,877,943)  (15,701,470)  (7,747,628)  (1,045,206)
                                                ------------  ------------  ------------  ------------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (66,717,746)   26,068,249     3,224,372    33,761,008   (6,763,297)     314,792
Contract owners' equity at beginning of period   361,944,454   335,876,205   228,099,289   194,338,281    6,763,297    6,448,505
                                                ------------  ------------  ------------  ------------  -----------  -----------
Contract owners' equity at end of period        $295,226,708  $361,944,454  $231,323,661  $228,099,289  $        --  $ 6,763,297
                                                ============  ============  ============  ============  ===========  ===========

                                                    2007          2006          2007          2006          2007         2006
                                                ------------  ------------  ------------  ------------  -----------  -----------
Units, beginning of period                       17,751,048    21,037,292     9,830,367    10,597,827     246,956      290,910
Units issued                                        890,893     1,700,341     2,770,146     1,956,091      22,506
Units redeemed                                    5,228,918     4,986,585     3,239,121     2,723,551     269,462       43,954
                                                 ----------    ----------     ---------     ---------     -------      -------
Units, end of period                             13,413,023    17,751,048     9,361,392     9,830,367          --      246,956
                                                 ==========    ==========     =========     =========     =======      =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                        Investment                  Investment          John Hancock International
                                                   Quality Bond Series I      Quality Bond Series II       Equity Index Series I
                                                --------------------------  --------------------------  --------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $ 11,278,630  $  9,257,285  $ 11,191,489  $  4,866,748  $  1,286,706  $    366,893
Expenses:
   Mortality and expense risk and
      administrative charges                       1,892,475     2,216,094     2,041,246     1,497,212       536,269       662,414
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                       9,386,155     7,041,191     9,150,243     3,369,536       750,437      (295,521)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --            --            --     1,510,651       371,637
   Net realized gain (loss)                       (1,763,106)     (593,063)   (1,687,032)     (712,198)    7,281,013     3,134,424
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                           (1,763,106)     (593,063)   (1,687,032)     (712,198)    8,791,664     3,506,061
                                                ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (2,041,094)   (3,754,791)   (2,034,299)     (623,655)   (4,921,312)    5,460,282
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          5,581,955     2,693,337     5,428,912     2,033,683     4,620,789     8,670,822
                                                ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 346,064       523,550    16,998,111    40,732,073       168,570       348,519
   Transfers between sub-accounts and the
      company                                        760,394    (6,507,380)    3,324,789     7,089,582   (16,043,913)   17,292,121
   Withdrawals                                   (22,975,491)  (27,152,448)  (10,338,946)   (6,749,658)   (6,441,013)   (5,645,467)
   Annual contract fee                              (154,003)     (189,969)     (394,523)     (231,049)      (73,319)      (92,980)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (22,023,036)  (33,326,247)    9,589,431    40,840,948   (22,389,675)   11,902,193
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (16,441,081)  (30,632,910)   15,018,343    42,874,631   (17,768,886)   20,573,015
Contract owners' equity at beginning of period   136,834,282   167,467,192   115,907,365    73,032,734    48,746,742    28,173,727
                                                ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $120,393,201  $136,834,282  $130,925,708  $115,907,365  $ 30,977,856  $ 48,746,742
                                                ============  ============  ============  ============  ============  ============

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period                        6,261,499     7,772,442     7,917,447     5,016,837     2,339,248     1,670,378
Units issued                                        626,523       402,888     2,374,769     3,756,890       250,862     1,373,516
Units redeemed                                    1,614,026     1,913,831     1,653,552       856,280     1,283,512       704,646
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Units, end of period                              5,273,996     6,261,499     8,638,664     7,917,447     1,306,598     2,339,248
                                                  =========     =========     =========     =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                       John Hancock              John Hancock
                                                   International Equity        Strategic Income
                                                     Index Series II               Series II          Large Cap Value Series I
                                                -------------------------  ------------------------  -------------------------
                                                    2007          2006         2007         2006         2007          2006
                                                ------------  -----------  -----------  -----------  ------------  -----------
Income:
   Dividend distributions received              $  1,132,008  $   243,892  $   286,342  $   503,324  $    580,013  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                         532,739      608,567      254,753      272,872       943,714       81,284
                                                ------------  -----------  -----------  -----------  ------------  -----------
Net investment income (loss)                         599,269     (364,675)      31,589      230,452      (363,701)     (81,284)
                                                ------------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             1,464,840      313,445           --        4,681     3,669,213           --
   Net realized gain (loss)                        5,822,601    2,443,697      117,388      (25,302)    1,329,815   48,211,057
                                                ------------  -----------  -----------  -----------  ------------  -----------
Realized gains (losses)                            7,287,441    2,757,142      117,388      (20,621)    4,999,028   48,211,057
                                                ------------  -----------  -----------  -----------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (3,725,783)   5,034,134      434,286      160,335    (2,385,694)   1,093,666
                                                ------------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          4,160,927    7,426,601      583,263      370,166     2,249,633   49,223,439
                                                ------------  -----------  -----------  -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                 483,792    1,613,319      131,957      875,940       228,356       18,660
   Transfers between sub-accounts and the
      company                                     (8,635,963)   4,977,788      112,536    3,572,536   (11,084,359)  21,963,147
   Withdrawals                                    (5,437,801)  (4,819,658)  (3,368,648)  (2,128,969)  (10,242,636)    (907,739)
   Annual contract fee                              (117,100)    (137,036)     (29,543)     (32,443)     (137,157)      (8,985)
                                                ------------  -----------  -----------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (13,707,072)   1,634,413   (3,153,698)   2,287,064   (21,235,796)  21,065,083
                                                ------------  -----------  -----------  -----------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                         (9,546,145)   9,061,014   (2,570,435)   2,657,230   (18,986,163)  70,288,522
Contract owners' equity at beginning of period    39,998,672   30,937,658   17,466,961   14,809,731    70,288,522           --
                                                ------------  -----------  -----------  -----------  ------------  -----------
Contract owners' equity at end of period        $ 30,452,527  $39,998,672  $14,896,526  $17,466,961  $ 51,302,359  $70,288,522
                                                ============  ===========  ===========  ===========  ============  ===========

                                                    2007          2006         2007         2006         2007          2006
                                                ------------  -----------  -----------  -----------  ------------  -----------
Units, beginning of period                        1,937,249    1,847,438    1,264,469    1,095,917     2,872,716           --
Units issued                                        246,369      722,085      342,830      547,052       456,525    2,941,555
Units redeemed                                      882,925      632,274      569,036      378,500     1,290,117       68,839
                                                  ---------    ---------    ---------    ---------     ---------    ---------
Units, end of period                              1,300,693    1,937,249    1,038,263    1,264,469     2,039,124    2,872,716
                                                  =========    =========    =========    =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                               Lifestyle Aggressive        Lifestyle Aggressive
                                                 Large Cap Value Series II           Series I                    Series II
                                                --------------------------  --------------------------  --------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $    301,874  $    241,104  $ 18,108,432  $ 15,076,427  $ 27,367,263  $ 22,341,170
Expenses:
   Mortality and expense risk and
      administrative charges                         811,597     1,260,203     2,920,344     2,912,020     4,845,860     4,773,991
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                        (509,723)   (1,019,099)   15,188,088    12,164,407    22,521,403    17,567,179
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received             2,895,102     6,960,135     4,602,479    39,925,857     7,258,485    59,299,711
   Net realized gain (loss)                        2,117,803   (38,719,501)    4,142,147     1,809,367     2,859,146     9,903,414
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                            5,012,905   (31,759,366)    8,744,626    41,735,224    10,117,631    69,203,125
                                                ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (2,903,026)   (4,544,680)  (10,638,717)  (28,873,782)  (12,871,076)  (50,421,276)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          1,600,156   (37,323,145)   13,293,997    25,025,849    19,767,958    36,349,028
                                                ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 737,365     2,163,682     1,855,942     2,520,903    30,316,319    26,241,630
   Transfers between sub-accounts and the
      company                                     (8,290,018)   14,492,018   (29,948,987)   24,032,928   (21,489,801)    2,459,927
   Withdrawals                                    (8,446,071)   (9,087,086)  (23,254,413)  (18,423,647)  (51,414,733)  (31,923,985)
   Annual contract fee                              (143,104)     (204,876)     (503,127)     (526,333)   (1,060,910)   (1,143,910)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (16,141,828)    7,363,738   (51,850,585)    7,603,851   (43,649,125)   (4,366,338)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (14,541,672)  (29,959,407)  (38,556,588)   32,629,700   (23,881,167)   31,982,690
Contract owners' equity at beginning of period    54,673,160    84,632,567   214,081,947   181,452,247   309,161,108   277,178,418
                                                ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $ 40,131,488  $ 54,673,160  $175,525,359  $214,081,947  $285,279,941  $309,161,108
                                                ============  ============  ============  ============  ============  ============

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period                        2,246,431     3,950,407    12,037,626    11,603,699    16,595,790    16,739,157
Units issued                                        317,719     1,825,139     2,222,009     3,609,769     2,705,962     3,213,269
Units redeemed                                      956,420     3,529,115     5,053,554     3,175,842     4,612,736     3,356,636
                                                  ---------     ---------     ---------    ----------    ----------    ----------
Units, end of period                              1,607,730     2,246,431     9,206,081    12,037,626    14,689,016    16,595,790
                                                  =========     =========     =========    ==========    ==========    ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                           Lifestyle Conservative
                                            Lifestyle Balanced Series I   Lifestyle Balanced Series II            Series I
                                           ----------------------------  ------------------------------  --------------------------
                                                2007           2006           2007            2006           2007          2006
                                           -------------  -------------  --------------  --------------  ------------  ------------
Income:
   Dividend distributions received         $  73,692,096  $  50,172,557  $  580,410,541  $  263,012,828  $ 12,210,765  $  6,744,725
Expenses:
   Mortality and expense risk and
      administrative charges                  15,011,048     14,247,919     126,475,818      87,865,765     2,366,597     2,294,681
                                           -------------  -------------  --------------  --------------  ------------  ------------
Net investment income (loss)                  58,681,048     35,924,638     453,934,723     175,147,063     9,844,168     4,450,044
                                           -------------  -------------  --------------  --------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received         1,514,890     59,763,220      14,253,450     312,931,447       372,544     4,356,362
   Net realized gain (loss)                   41,397,000     15,446,705      46,467,232      17,662,432     1,553,585      (732,989)
                                           -------------  -------------  --------------  --------------  ------------  ------------
Realized gains (losses)                       42,911,890     75,209,925      60,720,682     330,593,879     1,926,129     3,623,373
                                           -------------  -------------  --------------  --------------  ------------  ------------
Unrealized appreciation (depreciation)
   during the period                         (54,903,288)   (12,882,461)   (198,827,457)     68,128,643    (5,701,673)    1,974,899
                                           -------------  -------------  --------------  --------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from operations             46,689,650     98,252,102     315,827,948     573,869,585     6,068,624    10,048,316
                                           -------------  -------------  --------------  --------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                           5,480,938      5,398,357   1,765,667,249   1,971,230,556       938,121       927,121
   Transfers between sub-accounts and the
      company                                 42,837,937    114,429,584     496,340,956     308,385,303    28,690,742    11,199,466
   Withdrawals                              (159,731,634)  (125,391,385)   (569,118,454)   (306,370,526)  (30,810,434)  (28,418,786)
   Annual contract fee                        (1,776,167)    (1,730,305)    (22,563,716)    (14,061,258)     (246,545)     (241,699)
                                           -------------  -------------  --------------  --------------  ------------  ------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             (113,188,926)    (7,293,749)  1,670,326,035   1,959,184,075    (1,428,116)  (16,533,898)
                                           -------------  -------------  --------------  --------------  ------------  ------------
Total increase (decrease) in contract
   owners' equity                            (66,499,276)    90,958,353   1,986,153,983   2,533,053,660     4,640,508    (6,485,582)
Contract owners' equity at beginning of
   period                                    985,779,872    894,821,519   6,683,427,162   4,150,373,502   146,048,384   152,533,966
                                           -------------  -------------  --------------  --------------  ------------  ------------
Contract owners' equity at end of period   $ 919,280,596  $ 985,779,872  $8,669,581,145  $6,683,427,162  $150,688,892  $146,048,384
                                           =============  =============  ==============  ==============  ============  ============

                                                2007           2006           2007            2006           2007          2006
                                           -------------  -------------  --------------  --------------  ------------  ------------
Units, beginning of period                   49,449,565     49,933,247     381,237,428     257,276,353     7,446,440     8,319,692
Units issued                                  5,840,326      9,175,931     116,699,623     131,582,139     5,681,037     2,916,993
Units redeemed                               11,270,932      9,659,613      12,868,386       7,621,064     5,713,336     3,790,245
                                             ----------     ----------     -----------     -----------     ---------     ---------
Units, end of period                         44,018,959     49,449,565     485,068,665     381,237,428     7,414,141     7,446,440
                                             ==========     ==========     ===========     ===========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                             Lifestyle Conservative
                                                    Series II           Lifestyle Growth Series I      Lifestyle Growth Series II
                                           --------------------------  ---------------------------  -------------------------------
                                               2007          2006           2007          2006            2007            2006
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Income:
   Dividend distributions received         $ 43,732,333  $ 17,992,131  $  65,287,699  $ 48,435,194  $   786,403,559  $  341,548,375
Expenses:
   Mortality and expense risk and
      administrative charges                  9,100,739     6,698,433     12,863,834    12,372,226      171,622,119     107,732,832
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Net investment income (loss)                 34,631,594    11,293,698     52,423,865    36,062,968      614,781,440     233,815,543
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Realized gains (losses) on investments:
   Capital gain distributions received        1,572,829    11,615,321      4,279,510    55,287,500       52,864,721     389,986,486
   Net realized gain (loss)                  (1,710,743)   (3,613,806)    43,175,181    19,529,830       87,169,991      19,687,057
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Realized gains (losses)                        (137,914)    8,001,515     47,454,691    74,817,330      140,034,712     409,673,543
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Unrealized appreciation (depreciation)
   during the period                        (14,850,623)    7,334,810    (50,304,765)  (17,843,476)    (247,312,295)    109,156,269
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Net increase (decrease) in contract
   owners' equity from operations            19,643,057    26,630,023     49,573,791    93,036,822      507,503,857     752,645,355
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Changes from principal transactions:
   Purchase payments                        113,338,482    92,885,294      7,538,596     8,143,821    3,099,758,346   3,423,672,281
   Transfers between sub-accounts and the
      company                               141,736,397     8,396,636    (14,579,043)  100,157,498      217,470,329     423,468,292
   Withdrawals                              (73,909,838)  (40,724,192)  (139,078,174)  (99,931,647)    (612,068,480)   (258,564,699)
   Annual contract fee                       (1,519,060)   (1,072,154)    (1,847,224)   (1,833,938)     (31,149,274)    (16,204,989)
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Net increase (decrease) in contract
   owners' equity from principal
   transactions                             179,645,981    59,485,584   (147,965,845)    6,535,734    2,674,010,921   3,572,370,885
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Total increase (decrease) in contract
   owners' equity                           199,289,038    86,115,607    (98,392,054)   99,572,556    3,181,514,778   4,325,016,240
Contract owners' equity at beginning of
   period                                   454,533,302   368,417,695    879,620,045   780,047,489    8,845,508,747   4,520,492,507
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Contract owners' equity at end of period   $653,822,340  $454,533,302  $ 781,227,991  $879,620,045  $12,027,023,525  $8,845,508,747
                                           ============  ============  =============  ============  ===============  ==============

                                               2007          2006           2007          2006            2007            2006
                                           ------------  ------------  -------------  ------------  ---------------  --------------
Units, beginning of period                  29,038,716    24,907,190     46,043,879    45,702,108      501,634,818     277,282,988
Units issued                                22,918,557    12,248,619      6,286,547    11,142,505      183,427,768     231,233,344
Units redeemed                              11,198,016     8,117,093     13,675,064    10,800,734       17,195,749       6,881,514
                                            ----------    ----------     ----------    ----------      -----------     -----------
Units, end of period                        40,759,257    29,038,716     38,655,362    46,043,879      667,866,837     501,634,818
                                            ==========    ==========     ==========    ==========      ===========     ===========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   Lifestyle Moderate                                              LMFC Core
                                                        Series I            Lifestyle Moderate Series II       Equity Series II
                                               --------------------------  ------------------------------  ------------------------
                                                   2007          2006           2007            2006           2007         2006
                                               ------------  ------------  --------------  --------------  -----------  -----------
Income:
   Dividend distributions received             $ 23,288,401  $ 13,444,614  $  122,195,776  $   50,641,480  $        --  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                      4,639,698     4,488,584      26,091,934      19,059,015      717,073      755,639
                                               ------------  ------------  --------------  --------------  -----------  -----------
Net investment income (loss)                     18,648,703     8,956,030      96,103,842      31,582,465     (717,073)    (755,639)
                                               ------------  ------------  --------------  --------------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received              383,443    13,261,995       2,395,730      49,924,164    3,145,663    2,935,969
   Net realized gain (loss)                      10,655,198     6,160,841      11,642,869       8,845,349    1,145,474    1,722,839
                                               ------------  ------------  --------------  --------------  -----------  -----------
Realized gains (losses)                          11,038,641    19,422,836      14,038,599      58,769,513    4,291,137    4,658,808
                                               ------------  ------------  --------------  --------------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                   (18,595,801)   (3,081,209)    (60,104,793)      9,239,590   (6,644,337)  (1,986,047)
                                               ------------  ------------  --------------  --------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                        11,091,543    25,297,657      50,037,648      99,591,568   (3,070,273)   1,917,122
                                               ------------  ------------  --------------  --------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                              1,909,458     2,895,606     365,675,289     331,480,289    1,595,172    3,712,881
   Transfers between sub-accounts and the
      company                                    27,554,531    37,220,644     168,813,382      51,550,908   (3,929,813)  (5,980,297)
   Withdrawals                                  (53,505,548)  (47,383,170)   (150,067,450)    (83,404,434)  (4,067,375)  (3,462,420)
   Annual contract fee                             (496,583)     (492,370)     (4,500,570)     (3,131,710)    (102,381)    (119,288)
                                               ------------  ------------  --------------  --------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions           (24,538,142)   (7,759,290)    379,920,651     296,495,053   (6,504,397)  (5,849,124)
                                               ------------  ------------  --------------  --------------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                       (13,446,599)   17,538,367     429,958,299     396,086,621   (9,574,670)  (3,932,002)
Contract owners' equity at beginning of
   period                                       303,645,863   286,107,496   1,387,766,421     991,679,800   47,851,722   51,783,724
                                               ------------  ------------  --------------  --------------  -----------  -----------
Contract owners' equity at end of period       $290,199,264  $303,645,863  $1,817,724,720  $1,387,766,421  $38,277,052  $47,851,722
                                               ============  ============  ==============  ==============  ===========  ===========

                                                    2007          2006           2007            2006           2007         2006
                                                ------------  ------------  --------------  --------------  -----------  -----------
Units, beginning of period                       15,204,994    15,526,113      84,168,309      64,443,762    3,122,725    3,538,904
Units issued                                      3,699,273     3,669,044      32,964,001      25,614,944      655,089      856,765
Units redeemed                                    4,898,258     3,990,163       8,369,060       5,890,397    1,069,916    1,272,944
                                                 ----------    ----------     -----------      ----------    ---------    ---------
Units, end of period                             14,006,009    15,204,994     108,763,250      84,168,309    2,707,898    3,122,725
                                                 ==========    ==========     ===========      ==========    =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Marisco International
                                                 Opportunities Series II    Mid Cap Index Series I    Mid Cap Index Series II
                                                ------------------------  -------------------------  -------------------------
                                                    2007         2006         2007          2006         2007          2006
                                                -----------  -----------  ------------  -----------  ------------  -----------
Income:
   Dividend distributions received              $   869,601  $    84,229  $    846,388  $   410,208  $    871,742  $   254,420
Expenses:
   Mortality and expense risk and
      administrative charges                        970,853      399,519     1,016,745      954,320     1,478,812      906,486
                                                -----------  -----------  ------------  -----------  ------------  -----------
Net investment income (loss)                       (101,252)    (315,290)     (170,357)    (544,112)     (607,070)    (652,066)
                                                -----------  -----------  ------------  -----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received           13,136,111    1,103,240     7,749,589    2,865,971    11,457,319    2,472,166
   Net realized gain (loss)                       4,296,411    1,116,376     7,957,223    7,403,539     6,268,781    5,191,385
                                                -----------  -----------  ------------  -----------  ------------  -----------
Realized gains (losses)                          17,432,522    2,219,616    15,706,812   10,269,510    17,726,100    7,663,551
                                                -----------  -----------  ------------  -----------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (7,401,897)   2,990,255   (11,189,080)  (5,095,410)  (14,142,089)  (3,488,338)
                                                -----------  -----------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         9,929,373    4,894,581     4,347,375    4,629,988     2,976,941    3,523,147
                                                -----------  -----------  ------------  -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                              5,504,327    4,148,286       389,796      500,358     3,575,207    2,291,069
   Transfers between sub-accounts and the
      company                                    30,374,952   22,092,183    (6,270,064)   6,797,471    28,138,589   15,992,082
   Withdrawals                                   (8,523,790)  (2,568,894)  (10,822,526)  (8,456,455)  (15,298,137)  (6,802,323)
   Annual contract fee                             (129,690)     (64,584)     (144,396)    (138,546)     (316,187)    (195,188)
                                                -----------  -----------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            27,225,799   23,606,991   (16,847,190)  (1,297,172)   16,099,472   11,285,640
                                                -----------  -----------  ------------  -----------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        37,155,172   28,501,572   (12,499,815)   3,332,816    19,076,413   14,808,787
Contract owners' equity at beginning of period   40,996,807   12,495,235    69,717,699   66,384,883    70,694,831   55,886,044
                                                -----------  -----------  ------------  -----------  ------------  -----------
Contract owners' equity at end of period        $78,151,979  $40,996,807  $ 57,217,884  $69,717,699  $ 89,771,244  $70,694,831
                                                ===========  ===========  ============  ===========  ============  ===========

                                                    2007         2006         2007          2006         2007          2006
                                                -----------  -----------  ------------  -----------  ------------  -----------
Units, beginning of period                       2,220,125      814,212     3,647,695    3,755,294     3,930,705    3,338,260
Units issued                                     3,314,026    2,559,000       405,618    1,072,130     2,544,392    1,579,241
Units redeemed                                   1,920,206    1,153,087     1,225,484    1,179,729     1,728,280      986,796
                                                 ---------    ---------    ----------    ---------     ---------    ---------
Units, end of period                             3,613,945    2,220,125     2,827,829    3,647,695     4,746,817    3,930,705
                                                 =========    =========    ==========    =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   Mid Cap
                                                Intersection
                                                  Series II     Mid Cap Stock Series I      Mid Cap Stock Series II
                                                ------------  --------------------------  --------------------------
                                                    2007          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received               $       --   $         --  $         --  $         --  $         --
Expenses:
   Mortality and expense risk and
      administrative charges                          9,784      4,573,792     4,690,625     2,806,949     2,608,586
                                                 ----------   ------------  ------------  ------------  ------------
Net investment income (loss)                         (9,784)    (4,573,792)   (4,690,625)   (2,806,949)   (2,608,586)
                                                 ----------   ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                   --     75,725,472    13,402,497    44,814,776     6,709,959
   Net realized gain (loss)                          (9,921)    28,922,481    27,103,746    13,210,448    12,199,093
                                                 ----------   ------------  ------------  ------------  ------------
Realized gains (losses)                              (9,921)   104,647,953    40,506,243    58,025,224    18,909,052
                                                 ----------   ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                       (85,581)   (40,317,093)     (882,387)  (22,553,157)      859,558
                                                 ----------   ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          (105,286)    59,757,068    34,933,231    32,665,118    17,160,024
                                                 ----------   ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                520,035      1,479,451     2,261,404     8,579,313     9,475,072
   Transfers between sub-accounts and the
      company                                     1,712,748    (21,785,385)  (20,923,093)    6,548,190    (5,051,697)
   Withdrawals                                      (21,874)   (51,089,683)  (37,511,854)  (26,999,299)  (18,134,902)
   Annual contract fee                               (2,327)      (670,115)     (743,161)     (560,008)     (555,631)
                                                 ----------   ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             2,208,582    (72,065,732)  (56,916,704)  (12,431,804)  (14,267,158)
                                                 ----------   ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         2,103,296    (12,308,664)  (21,983,473)   20,233,314     2,892,866
Contract owners' equity at beginning of period           --    304,719,779   326,703,252   161,929,029   159,036,163
                                                 ----------   ------------  ------------  ------------  ------------
Contract owners' equity at end of period         $2,103,296   $292,411,115  $304,719,779  $182,162,343  $161,929,029
                                                 ==========   ============  ============  ============  ============

                                                    2007          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------
Units, beginning of period                              --     18,381,353    22,048,432     7,959,255     8,673,084
Units issued                                       206,965      1,351,248     1,335,354     1,830,405     1,547,514
Units redeemed                                      24,067      5,231,080     5,002,433     2,332,228     2,261,343
                                                   -------     ----------    ----------     ---------     ---------
Units, end of period                               182,898     14,501,521    18,381,353     7,457,432     7,959,255
                                                   =======     ==========    ==========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Mid Cap Value Series I      Mid Cap Value Series II    ML Global Allocation
                                                --------------------------  --------------------------  ----------------------
                                                    2007          2006          2007          2006         2007        2006
                                                ------------  ------------  ------------  ------------  ----------  ----------
Income:
   Dividend distributions received              $  1,959,777  $  1,490,960  $  1,301,043  $  1,061,345  $   39,289  $   43,030
Expenses:
   Mortality and expense risk and
      administrative charges                       2,779,953     3,149,414     2,888,833     3,275,278      23,117      25,462
                                                ------------  ------------  ------------  ------------  ----------  ----------
Net investment income (loss)                        (820,176)   (1,658,454)   (1,587,790)   (2,213,933)     16,172      17,568
                                                ------------  ------------  ------------  ------------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received            48,993,654    35,450,370    47,903,398    34,362,897      69,798      66,543
   Net realized gain (loss)                       11,253,024    14,782,154     8,576,030    17,381,214     166,121      64,804
                                                ------------  ------------  ------------  ------------  ----------  ----------
Realized gains (losses)                           60,246,678    50,232,524    56,479,428    51,744,111     235,919     131,347
                                                ------------  ------------  ------------  ------------  ----------  ----------
Unrealized appreciation (depreciation) during
   the period                                    (58,205,087)  (28,619,814)  (54,153,069)  (31,088,745)    (27,658)     93,450
                                                ------------  ------------  ------------  ------------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                          1,221,415    19,954,256       738,569    18,441,433     224,433     242,365
                                                ------------  ------------  ------------  ------------  ----------  ----------
Changes from principal transactions:
   Purchase payments                                 722,275     1,352,042     2,140,208     6,258,532         519         427
   Transfers between sub-accounts and the
      company                                    (21,601,068)  (25,073,874)  (18,721,176)  (25,512,380)   (239,790)   (171,327)
   Withdrawals                                   (31,012,693)  (26,394,606)  (32,017,382)  (26,251,906)   (232,333)    (39,129)
   Annual contract fee                              (418,662)     (490,728)     (564,382)     (651,839)     (3,677)     (3,913)
                                                ------------  ------------  ------------  ------------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (52,310,148)  (50,607,166)  (49,162,732)  (46,157,593)   (475,281)   (213,942)
                                                ------------  ------------  ------------  ------------  ----------  ----------
Total increase (decrease) in contract owners'
   equity                                        (51,088,733)  (30,652,910)  (48,424,163)  (27,716,160)   (250,848)     28,423
Contract owners' equity at beginning of period   197,760,166   228,413,076   191,976,798   219,692,958   1,770,909   1,742,486
                                                ------------  ------------  ------------  ------------  ----------  ----------
Contract owners' equity at end of period        $146,671,433  $197,760,166  $143,552,635  $191,976,798  $1,520,061  $1,770,909
                                                ============  ============  ============  ============  ==========  ==========

                                                    2007          2006          2007          2006         2007        2006
                                                ------------  ------------  ------------  ------------  ----------  ----------
Units, beginning of period                        9,675,201    12,359,967     9,922,000    12,515,731     124,483     139,052
Units issued                                        458,592       648,641       537,113       738,210       1,314          82
Units redeemed                                    2,897,372     3,333,407     2,948,509     3,331,941      34,345      14,651
                                                  ---------     ---------     ---------    ----------     -------     -------
Units, end of period                              7,236,421     9,675,201     7,510,604     9,922,000      91,452     124,483
                                                  =========     =========     =========    ==========     =======     =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    Money
                                                  Market B
                                                 Series NAV      Money Market Series I       Money Market Series II
                                                -----------   --------------------------  ----------------------------
                                                    2007          2007          2006           2007           2006
                                                ------------  ------------  ------------  -------------  -------------
Income:
   Dividend distributions received              $  1,491,846  $ 14,996,014  $ 14,370,942  $  17,173,017  $  12,967,533
Expenses:
   Mortality and expense risk and
      administrative charges                         505,830     5,041,339     4,903,462      6,636,489      5,046,049
                                                ------------  ------------  ------------  -------------  -------------
Net investment income (loss)                         986,016     9,954,675     9,467,480     10,536,528      7,921,484
                                                ------------  ------------  ------------  -------------  -------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --            --             --             --
   Net realized gain (loss)                           (6,349)      (17,314)     (554,397)      (315,519)      (137,698)
                                                ------------  ------------  ------------  -------------  -------------
Realized gains (losses)                               (6,349)      (17,314)     (554,397)      (315,519)      (137,698)
                                                ------------  ------------  ------------  -------------  -------------
Unrealized appreciation (depreciation) during
   the period                                             --            --            --             --             --
                                                ------------  ------------  ------------  -------------  -------------
Net increase (decrease) in contract owners'
   equity from operations                            979,667     9,937,361     8,913,083     10,221,009      7,783,786
                                                ------------  ------------  ------------  -------------  -------------
Changes from principal transactions:
   Purchase payments                                 309,668    21,430,654    15,144,897    355,786,691    311,085,946
   Transfers between sub-accounts and the
      company                                     61,833,589   (33,488,360)  (20,900,433)    16,631,450    (88,787,889)
   Withdrawals                                   (19,858,013)    3,942,342    10,049,835   (253,108,023)  (133,344,705)
   Annual contract fee                              (124,736)     (815,061)     (712,139)    (1,134,223)      (855,025)
                                                ------------  ------------  ------------  -------------  -------------
Net increase (decrease) in contract owners'
   equity from principal transactions             42,160,508    (8,930,425)    3,582,160    118,175,895     88,098,327
                                                ------------  ------------  ------------  -------------  -------------
Total increase (decrease) in contract owners'
   equity                                         43,140,175     1,006,936    12,495,243    128,396,904     95,882,113
Contract owners' equity at beginning of period            --   311,440,313   298,945,070    305,880,291    209,998,178
                                                ------------  ------------  ------------  -------------  -------------
Contract owners' equity at end of period        $ 43,140,175  $312,447,249  $311,440,313  $ 434,277,195  $ 305,880,291
                                                ============  ============  ============  =============  =============

                                                    2007          2007          2006           2007           2006
                                                ------------  ------------  ------------  -------------  -------------
Units, beginning of period                               --    19,704,917    19,375,383     24,353,986     17,144,619
Units issued                                      6,094,823    25,342,787    22,054,272     55,780,577     45,920,216
Units redeemed                                    2,712,444    25,823,080    21,724,738     46,500,074     38,710,849
                                                  ---------    ----------    ----------     ----------     ----------
Units, end of period                              3,382,379    19,224,624    19,704,917     33,634,489     24,353,986
                                                  =========    ==========    ==========     ==========     ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                     Natural Resources
                                                         Series II             Pacific Rim Series I        Pacific Rim Series II
                                                --------------------------  --------------------------  --------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $  2,040,688  $    915,241  $    896,325  $    573,040  $    611,897  $    332,651
Expenses:
   Mortality and expense risk and
      administrative charges                       3,919,593     3,554,109       742,993       898,751       671,401       736,004
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                      (1,878,905)   (2,638,868)      153,332      (325,711)      (59,504)     (403,353)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received            99,374,761    41,713,387    12,192,862            --    10,513,543            --
   Net realized gain (loss)                       19,217,740    25,546,770     7,144,072    10,799,310     2,672,521     8,061,316
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                          118,592,501    67,260,157    19,336,934    10,799,310    13,186,064     8,061,316
                                                ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                    (38,478,502)  (29,730,552)  (15,706,396)   (5,962,558)  (10,507,804)   (4,423,144)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                         78,235,094    34,890,737     3,783,870     4,511,041     2,618,756     3,234,819
                                                ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                              11,469,313    12,792,312       244,003       502,661     2,655,871     5,051,728
   Transfers between sub-accounts and the
      company                                      4,450,465     6,853,269    (6,050,326)   (5,861,586)      230,133   (12,196,463)
   Withdrawals                                   (36,175,127)  (23,587,451)   (9,845,913)   (6,242,425)   (5,352,696)   (3,191,898)
   Annual contract fee                              (632,912)     (612,049)     (107,156)     (141,086)     (123,256)     (138,529)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (20,888,261)   (4,553,919)  (15,759,392)  (11,742,436)   (2,589,948)  (10,475,162)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         57,346,833    30,336,818   (11,975,522)   (7,231,395)       28,808    (7,240,343)
Contract owners' equity at beginning of period   222,306,785   191,969,967    55,901,754    63,133,149    39,723,999    46,964,342
                                                ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $279,653,618  $222,306,785  $ 43,926,232  $ 55,901,754  $ 39,752,807  $ 39,723,999
                                                ============  ============  ============  ============  ============  ============

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period                        5,989,474     6,124,435     3,952,042     4,878,015     1,839,479     2,355,186
Units issued                                      2,588,471     3,326,113       724,565     1,498,831       888,191     1,448,182
Units redeemed                                    2,945,246     3,461,074     1,826,571     2,424,804       979,186     1,963,889
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Units, end of period                              5,632,699     5,989,474     2,850,036     3,952,042     1,748,484     1,839,479
                                                  =========     =========     =========     =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    PIM Classic Value          PIMCO VIT All Asset       Quantitative All Cap
                                                        Series II                   Series II                  Series II
                                                -------------------------  --------------------------  ------------------------
                                                    2007          2006         2007          2006          2007         2006
                                                ------------  -----------  ------------  ------------  ------------  ----------
Income:
   Dividend distributions received              $    325,916  $   247,958  $  2,082,438  $  2,299,327  $  1,188,366  $   24,385
Expenses:
   Mortality and expense risk and
      administrative charges                         425,338      352,597       499,408       776,349     1,432,374      49,104
                                                ------------  -----------  ------------  ------------  ------------  ----------
Net investment income (loss)                         (99,422)    (104,639)    1,583,030     1,522,978      (244,008)    (24,719)
                                                ------------  -----------  ------------  ------------  ------------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received             2,614,838      599,195            --       101,633    12,431,349     272,571
   Net realized gain (loss)                        1,459,806    1,403,357        19,885       173,970       304,502      50,073
                                                ------------  -----------  ------------  ------------  ------------  ----------
Realized gains (losses)                            4,074,644    2,002,552        19,885       275,603    12,735,851     322,644
                                                ------------  -----------  ------------  ------------  ------------  ----------
Unrealized appreciation (depreciation) during
   the period                                     (7,219,595)   1,404,289       255,180      (759,906)  (17,110,335)     55,388
                                                ------------  -----------  ------------  ------------  ------------  ----------
Net increase (decrease) in contract owners'
   equity from operations                         (3,244,373)   3,302,202     1,858,095     1,038,675    (4,618,492)    353,313
                                                ------------  -----------  ------------  ------------  ------------  ----------
Changes from principal transactions:
   Purchase payments                               1,682,561    1,769,127       217,632       759,154       550,717      69,877
   Transfers between sub-accounts and the
      company                                     (8,818,530)  16,249,052    (9,789,441)   (5,996,585)  138,472,582      34,285
   Withdrawals                                    (3,137,811)  (2,203,545)   (4,568,246)  (10,380,765)  (17,302,097)   (166,852)
   Annual contract fee                               (56,939)     (56,894)      (76,170)     (123,549)     (353,309)     (8,052)
                                                ------------  -----------  ------------  ------------  ------------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (10,330,719)  15,757,740   (14,216,225)  (15,741,745)  121,367,893     (70,742)
                                                ------------  -----------  ------------  ------------  ------------  ----------
Total increase (decrease) in contract owners'
   equity                                        (13,575,092)  19,059,942   (12,358,130)  (14,703,070)  116,749,401     282,571
Contract owners' equity at beginning of period    34,188,835   15,128,893    40,166,872    54,869,942     3,293,950   3,011,379
                                                ------------  -----------  ------------  ------------  ------------  ----------
Contract owners' equity at end of period        $ 20,613,743  $34,188,835  $ 27,808,742  $ 40,166,872  $120,043,351  $3,293,950
                                                ============  ===========  ============  ============  ============  ==========

                                                    2007          2006         2007          2006          2007         2006
                                                ------------  -----------  ------------  ------------  ------------  ----------
Units, beginning of period                        2,036,668    1,023,155     2,705,463     3,797,983       157,118     162,441
Units issued                                        682,343    1,748,370       319,786       975,090     7,357,908      63,720
Units redeemed                                    1,279,893      734,857     1,264,111     2,067,610     1,900,996      69,043
                                                  ---------    ---------     ---------     ---------     ---------     -------
Units, end of period                              1,439,118    2,036,668     1,761,138     2,705,463     5,614,030     157,118
                                                  =========    =========     =========     =========     =========     =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Quantitative Mid Cap       Quantitative Mid Cap       Quantitative Value
                                                        Series I                  Series II                 Series II
                                                ------------------------  -------------------------  -----------------------
                                                    2007         2006         2007          2006         2007        2006
                                                -----------  -----------  ------------  -----------  -----------  ----------
Income:
   Dividend distributions received              $    32,147  $        --  $     73,474  $        --  $   285,509  $   65,989
Expenses:
   Mortality and expense risk and
      administrative charges                        123,118      193,068       347,407      208,791      317,438      70,962
                                                -----------  -----------  ------------  -----------  -----------  ----------
Net investment income (loss)                        (90,971)    (193,068)     (273,933)    (208,791)     (31,929)     (4,973)
                                                -----------  -----------  ------------  -----------  -----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received            1,402,881    4,494,059     3,469,350    4,732,930    1,179,565     632,377
   Net realized gain (loss)                        (993,163)    (844,610)   (1,116,112)  (1,053,396)    (179,836)      3,067
                                                -----------  -----------  ------------  -----------  -----------  ----------
Realized gains (losses)                             409,718    3,649,449     2,353,238    3,679,534      999,729     635,444
                                                -----------  -----------  ------------  -----------  -----------  ----------
Unrealized appreciation (depreciation) during
   the period                                      (460,833)  (3,260,463)   (4,019,442)  (3,378,919)  (3,738,411)    192,230
                                                -----------  -----------  ------------  -----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                          (142,086)     195,918    (1,940,137)      91,824   (2,770,611)    822,701
                                                -----------  -----------  ------------  -----------  -----------  ----------
Changes from principal transactions:
   Purchase payments                                 61,180      118,605       188,319      449,910      122,302     268,027
   Transfers between sub-accounts and the
      company                                    (2,009,248)  (4,042,228)   19,019,961   (4,480,037)  25,360,903   1,574,531
   Withdrawals                                   (1,254,611)  (1,952,380)   (3,586,308)    (981,855)  (4,341,662)   (518,424)
   Annual contract fee                              (17,776)     (28,656)      (80,003)     (43,046)     (67,704)     (7,496)
                                                -----------  -----------  ------------  -----------  -----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (3,220,455)  (5,904,659)   15,541,969   (5,055,028)  21,073,839   1,316,638
                                                -----------  -----------  ------------  -----------  -----------  ----------
Total increase (decrease) in contract owners'
   equity                                        (3,362,541)  (5,708,741)   13,601,832   (4,963,204)  18,303,228   2,139,339
Contract owners' equity at beginning of period    9,867,298   15,576,039     9,697,275   14,660,479    5,139,138   2,999,799
                                                -----------  -----------  ------------  -----------  -----------  ----------
Contract owners' equity at end of period        $ 6,504,757  $ 9,867,298  $ 23,299,107  $ 9,697,275  $23,442,366  $5,139,138
                                                ===========  ===========  ============  ===========  ===========  ==========

                                                    2007         2006         2007          2006         2007        2006
                                                -----------  -----------  ------------  -----------  -----------  ----------
Units, beginning of period                        699,910     1,132,063       548,247     844,874       277,591     193,047
Units issued                                       45,682       202,755     1,295,563     218,371     1,546,360     201,869
Units redeemed                                    266,428       634,908       483,139     514,998       465,673     117,325
                                                  -------       -------     ---------     -------     ---------     -------
Units, end of period                              479,164       699,910     1,360,671     548,247     1,358,278     277,591
                                                  =======       =======     =========     =======     =========     =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Real Estate Securities      Real Estate Securities
                                                         Series I                    Series II          Real Return Bond Series II
                                                --------------------------  --------------------------  --------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $  3,992,843  $  3,009,172  $  3,099,884  $  2,150,713  $  5,803,633  $  2,743,138
Expenses:
   Mortality and expense risk and
      administrative charges                       2,323,025     2,521,160     2,308,552     2,200,645     1,463,865     1,798,073
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net investment income (loss)                       1,669,818       488,012       791,332       (49,932)    4,339,768       945,065
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received            74,905,383    28,712,975    68,039,958    22,379,629            --     2,238,927
   Net realized gain (loss)                       (6,646,643)   15,413,055    (8,600,451)    8,403,563    (1,162,469)     (819,878)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Realized gains (losses)                           68,258,740    44,126,030    59,439,507    30,783,192    (1,162,469)    1,419,049
                                                ------------  ------------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                    (93,597,637)    7,066,900   (85,046,365)   10,512,415     4,752,155    (4,004,249)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                        (23,669,079)   51,680,942   (24,815,526)   41,245,675     7,929,454    (1,640,135)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 724,486     1,172,502     7,927,639     9,999,082     1,004,532     2,076,799
   Transfers between sub-accounts and the
      company                                    (34,607,888)      208,448    (6,312,843)      706,192      (821,904)  (17,120,394)
   Withdrawals                                   (24,353,840)  (21,822,033)  (23,003,278)  (16,972,579)  (16,377,483)  (14,228,671)
   Annual contract fee                              (283,891)     (305,403)     (433,734)     (432,773)     (191,805)     (238,669)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (58,521,133)  (20,746,486)  (21,822,216)   (6,700,078)  (16,386,660)  (29,510,935)
                                                ------------  ------------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (82,190,212)   30,934,456   (46,637,742)   34,545,597    (8,457,206)  (31,151,070)
Contract owners' equity at beginning of period   185,687,524   154,753,068   153,620,407   119,074,810    97,632,831   128,783,901
                                                ------------  ------------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $103,497,312  $185,687,524  $106,982,665  $153,620,407  $ 89,175,625  $ 97,632,831
                                                ============  ============  ============  ============  ============  ============

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  ------------
Units, beginning of period                        5,075,483     5,752,458     4,890,295     5,075,088     7,163,412     9,319,810
Units issued                                        520,754       928,373     1,703,815     1,491,531     1,339,521     1,368,441
Units redeemed                                    2,191,835     1,605,348     2,415,000     1,676,324     2,519,858     3,524,839
                                                  ---------     ---------     ---------     ---------     ---------     ---------
Units, end of period                              3,404,402     5,075,483     4,179,110     4,890,295     5,983,075     7,163,412
                                                  =========     =========     =========     =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   Science & Technology        Science & Technology
                                                         Series I                    Series II            Scudder Blue Chip -- B
                                                --------------------------  --------------------------  -------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions received              $         --  $         --  $         --  $        --   $    202,060  $   137,586
Expenses:
   Mortality and expense risk and
      administrative charges                       2,904,224     3,277,893       919,333      855,987        157,735      446,097
                                                ------------  ------------  ------------  ------------  ------------  -----------
Net investment income (loss)                      (2,904,224)   (3,277,893)     (919,333)    (855,987)        44,325     (308,511)
                                                ------------  ------------  ------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --            --           --      3,334,971    1,479,372
   Net realized gain (loss)                       14,940,136    (7,158,752)    4,772,783    2,346,014      4,953,822    1,796,368
                                                ------------  ------------  ------------  ------------  ------------  -----------
Realized gains (losses)                           14,940,136    (7,158,752)    4,772,783    2,346,014      8,288,793    3,275,740
                                                ------------  ------------  ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     19,675,520    17,965,813     4,202,264      267,745     (6,643,449)     634,800
                                                ------------  ------------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         31,711,432     7,529,168     8,055,714    1,757,772      1,689,669    3,602,029
                                                ------------  ------------  ------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                               1,669,032     2,453,025     2,869,797    3,149,377         99,056      496,553
   Transfers between sub-accounts and the
      company                                    (28,464,877)  (29,690,299)    7,675,769      149,021    (29,546,138)    (100,108)
   Withdrawals                                   (29,285,963)  (25,345,618)  (10,047,276)  (5,778,730)    (1,379,285)  (2,675,014)
   Annual contract fee                              (544,811)     (637,462)     (201,605)    (201,338)       (50,636)    (123,382)
                                                ------------  ------------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (56,626,619)  (53,220,354)      296,685   (2,681,670)   (30,877,003)  (2,401,951)
                                                ------------  ------------  ------------  ------------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (24,915,187)  (45,691,186)    8,352,399     (923,898)   (29,187,334)   1,200,078
Contract owners' equity at beginning of period   208,201,998   253,893,184    54,950,175   55,874,073     29,187,334   27,987,256
                                                ------------  ------------  ------------  ------------  ------------  -----------
Contract owners' equity at end of period        $183,286,811  $208,201,998  $ 63,302,574  $54,950,175   $         --  $29,187,334
                                                ============  ============  ============  ===========   ============  ===========

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  ------------  ------------  ------------  ------------  -----------
Units, beginning of period                       19,134,560    24,224,723     4,062,323     4,293,012     1,248,734    1,358,175
Units issued                                      1,588,749     1,110,966     1,866,971     1,153,353        40,134      140,416
Units redeemed                                    6,179,188     6,201,129     1,906,730     1,384,042     1,288,868      249,857
                                                 ----------    ----------     ---------     ---------     ---------    ---------
Units, end of period                             14,544,121    19,134,560     4,022,564     4,062,323            --    1,248,734
                                                 ==========    ==========     =========     =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                            Scudder Capital         Scudder Conservative
                                                  Scudder Bond -- B          Growth -- B              Allocation -- B
                                                --------------------  -------------------------  -------------------------
                                                   2007       2006        2007          2006         2007          2006
                                                ---------  ---------  ------------  -----------  ------------  -----------
Income:
   Dividend distributions received              $  24,474  $  13,511  $    191,939  $   105,041  $    633,963  $   347,387
Expenses:
   Mortality and expense risk and
      administrative charges                        3,418      6,904       420,612      869,427       459,326      466,897
                                                ---------  ---------  ------------  -----------  ------------  -----------
Net investment income (loss)                       21,056      6,607      (228,673)    (764,386)      174,637     (119,510)
                                                ---------  ---------  ------------  -----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                 --        478            --           --       856,088      154,367
   Net realized gain (loss)                        (2,950)    (4,771)   12,997,470    2,021,702     2,344,560      711,387
                                                ---------  ---------  ------------  -----------  ------------  -----------
Realized gains (losses)                            (2,950)    (4,293)   12,997,470    2,021,702     3,200,648      865,754
                                                ---------  ---------  ------------  -----------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (11,239)    10,334    (8,520,682)   1,899,345    (2,307,613)   1,408,412
                                                ---------  ---------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                           6,867     12,648     4,248,115    3,156,661     1,067,672    2,154,656
                                                ---------  ---------  ------------  -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                   --      7,540       346,310    1,318,764       242,315    1,388,223
   Transfers between sub-accounts and the
      company                                    (519,284)   586,625   (80,655,680)  26,264,095   (30,509,298)   3,710,341
   Withdrawals                                    (80,517)  (205,405)   (4,218,844)  (6,066,062)   (2,395,604)  (2,147,659)
   Annual contract fee                             (1,131)      (865)     (147,653)    (241,573)      (89,022)     (94,695)
                                                ---------  ---------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (600,932)   387,895   (84,675,867)  21,275,224   (32,751,609)   2,856,210
                                                ---------  ---------  ------------  -----------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (594,065)   400,543   (80,427,752)  24,431,885   (31,683,937)   5,010,866
Contract owners' equity at beginning of period    594,065    193,522    80,427,752   55,995,867    31,683,937   26,673,071
                                                ---------  ---------  ------------  -----------  ------------  -----------
Contract owners' equity at end of period        $      --  $ 594,065  $         --  $80,427,752  $         --  $31,683,937
                                                =========  =========  ============  ===========  ============  ===========

                                                   2007       2006        2007          2006         2007          2006
                                                ---------  ---------  ------------  -----------  ------------  -----------
Units, beginning of period                        46,175     15,446     3,942,709    2,916,710     2,173,768    1,960,064
Units issued                                      31,931     45,870        45,705    1,545,163        82,030      758,255
Units redeemed                                    78,106     15,141     3,988,414      519,164     2,255,798      544,551
                                                  ------     ------     ---------    ---------     ---------    ---------
Units, end of period                                  --     46,175            --    3,942,709            --    2,173,768
                                                  ======     ======     =========    =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    Scudder Contrarian           Scudder Davis            Scudder Dreman High
                                                        Value -- B             Venture Value -- B          Return Equity -- B
                                                -------------------------  -------------------------  ---------------------------
                                                    2007          2006         2007          2006          2007          2006
                                                ------------  -----------  ------------  -----------  -------------  ------------
Income:
   Dividend distributions received              $    366,762  $   336,066  $    154,733  $   130,693  $   1,384,982  $  1,434,458
Expenses:
   Mortality and expense risk and
      administrative charges                         145,266      438,833       257,954      758,640        717,464     1,758,650
                                                ------------  -----------  ------------  -----------  -------------  ------------
Net investment income (loss)                         221,496     (102,767)     (103,221)    (627,947)       667,518      (324,192)
                                                ------------  -----------  ------------  -----------  -------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received               974,438           --       598,894           --      1,097,831     5,171,050
   Net realized gain (loss)                        5,040,788    1,278,874    14,488,606    3,412,966     29,608,752     7,840,112
                                                ------------  -----------  ------------  -----------  -------------  ------------
Realized gains (losses)                            6,015,226    1,278,874    15,087,500    3,412,966     30,706,583    13,011,162
                                                ------------  -----------  ------------  -----------  -------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (4,817,612)   2,201,450   (12,716,263)   2,862,109    (27,224,439)    4,992,693
                                                ------------  -----------  ------------  -----------  -------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          1,419,110    3,377,557     2,268,016    5,647,128      4,149,662    17,679,663
                                                ------------  -----------  ------------  -----------  -------------  ------------
Changes from principal transactions:
   Purchase payments                                  74,967      442,321       135,747      914,737        552,894     2,221,299
   Transfers between sub-accounts and the
      company                                    (27,190,804)  (2,119,653)  (48,359,133)     125,672   (135,914,113)   30,069,369
   Withdrawals                                    (1,463,505)  (2,755,100)   (2,573,610)  (5,992,118)    (6,166,400)  (13,116,648)
   Annual contract fee                               (52,054)    (119,749)      (92,937)    (209,241)      (250,587)     (476,702)
                                                ------------  -----------  ------------  -----------  -------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (28,631,396)  (4,552,181)  (50,889,933)  (5,160,950)  (141,778,206)   18,697,318
                                                ------------  -----------  ------------  -----------  -------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (27,212,286)  (1,174,624)  (48,621,917)     486,178   (137,628,544)   36,376,981
Contract owners' equity at beginning of period    27,212,286   28,386,910    48,621,917   48,135,739    137,628,544   101,251,563
                                                ------------  -----------  ------------  -----------  -------------  ------------
Contract owners' equity at end of period        $         --  $27,212,286  $         --  $48,621,917  $          --  $137,628,544
                                                ============  ===========  ============  ===========  =============  ============

                                                    2007          2006         2007          2006          2007          2006
                                                ------------  -----------  ------------  -----------  -------------  ------------
Units, beginning of period                        1,226,037    1,448,413     2,048,805    2,283,014     5,323,087      4,556,944
Units issued                                         19,455       59,343        27,692      188,805        66,947      1,593,656
Units redeemed                                    1,245,492      281,719     2,076,497      423,014     5,390,034        827,513
                                                  ---------    ---------     ---------    ---------     ---------      ---------
Units, end of period                                     --    1,226,037            --    2,048,805            --      5,323,087
                                                  =========    =========     =========    =========     =========      =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Scudder Dreman Small Cap        Scudder Equity             Scudder Fixed
                                                        Value -- B               Index 500 -- B              Income -- B
                                                --------------------------  ------------------------  -------------------------
                                                    2007          2006          2007         2006         2007          2006
                                                ------------  ------------  -----------  -----------  ------------  -----------
Income:
   Dividend distributions received              $    330,314  $    231,668  $   393,818  $   314,817  $  2,310,113  $ 2,068,642
Expenses:
   Mortality and expense risk and
      administrative charges                         307,955       927,465      527,116      589,816       877,957      997,536
                                                ------------  ------------  -----------  -----------  ------------  -----------
Net investment income (loss)                          22,359      (695,797)    (133,298)    (274,999)    1,432,156    1,071,106
                                                ------------  ------------  -----------  -----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             7,925,844     4,696,579           --           --            --       10,362
   Net realized gain (loss)                        9,921,916     5,687,689    1,936,097      800,177      (457,962)    (551,949)
                                                ------------  ------------  -----------  -----------  ------------  -----------
Realized gains (losses)                           17,847,760    10,384,268    1,936,097      800,177      (457,962)    (541,587)
                                                ------------  ------------  -----------  -----------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (13,981,347)    2,137,888     (559,952)   4,045,376       132,070      793,357
                                                ------------  ------------  -----------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          3,888,772    11,826,359    1,242,847    4,570,554     1,106,264    1,322,876
                                                ------------  ------------  -----------  -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                 269,212     1,163,527      490,694      647,805       564,042    1,057,361
   Transfers between sub-accounts and the
      company                                    (59,017,562)   (3,577,781)  (2,661,551)    (840,769)   (1,960,984)    (136,043)
   Withdrawals                                    (2,659,358)   (7,556,939)  (7,296,931)  (5,697,412)  (10,959,690)  (7,444,548)
   Annual contract fee                              (112,727)     (265,676)    (155,522)    (164,717)     (226,011)    (250,809)
                                                ------------  ------------  -----------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (61,520,435)  (10,236,869)  (9,623,310)  (6,055,093)  (12,582,643)  (6,774,039)
                                                ------------  ------------  -----------  -----------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (57,631,663)    1,589,490   (8,380,463)  (1,484,539)  (11,476,379)  (5,451,163)
Contract owners' equity at beginning of period    57,631,663    56,042,173   36,848,675   38,333,214    60,299,222   65,750,385
                                                ------------  ------------  -----------  -----------  ------------  -----------
Contract owners' equity at end of period        $         --  $ 57,631,663  $28,468,212  $36,848,675  $ 48,822,843  $60,299,222
                                                ============  ============  ===========  ===========  ============  ===========

                                                    2007          2006          2007         2006         2007          2006
                                                ------------  ------------  -----------  -----------  ------------  -----------
Units, beginning of period                        1,856,764     2,214,546    1,674,427    1,974,172     4,404,715    4,911,027
Units issued                                         24,878       132,337      119,408      513,111       214,988      611,001
Units redeemed                                    1,881,642       490,119      541,071      812,856     1,130,301    1,117,313
                                                  ---------     ---------    ---------    ---------     ---------    ---------
Units, end of period                                     --     1,856,764    1,252,764    1,674,427     3,489,402    4,404,715
                                                  =========     =========    =========    =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      Scudder Global             Scudder Global           Scudder Government
                                                      Blue Chip -- B             Discovery -- B             Securities -- B
                                                -------------------------  -------------------------  --------------------------
                                                    2007          2006         2007          2006         2007          2006
                                                ------------  -----------  ------------  -----------  ------------  ------------
Income:
   Dividend distributions received              $     40,840  $    23,840  $    221,317  $   185,810  $  1,084,357  $  1,244,862
Expenses:
   Mortality and expense risk and
      administrative charges                          82,563      200,949       116,544      314,386       130,272       453,014
                                                ------------  -----------  ------------  -----------  ------------  ------------
Net investment income (loss)                         (41,723)    (177,109)      104,773     (128,576)      954,085       791,848
                                                ------------  -----------  ------------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received             2,334,700      900,164     1,528,248           --            --            --
   Net realized gain (loss)                        3,312,150    1,445,523     7,350,048    2,110,540      (708,956)     (700,050)
                                                ------------  -----------  ------------  -----------  ------------  ------------
Realized gains (losses)                            5,646,850    2,345,687     8,878,296    2,110,540      (708,956)     (700,050)
                                                ------------  -----------  ------------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (4,185,350)     947,074    (6,872,484)   1,600,792         9,534       332,762
                                                ------------  -----------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          1,419,777    3,115,652     2,110,585    3,582,756       254,663       424,560
                                                ------------  -----------  ------------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                  43,050      162,876       127,591      460,822       119,568       551,723
   Transfers between sub-accounts and the
      company                                    (15,534,063)   2,280,150   (21,621,927)     (72,770)  (23,975,978)   (9,050,584)
   Withdrawals                                      (536,351)  (1,991,223)   (1,191,563)  (1,971,549)   (1,078,532)   (4,683,580)
   Annual contract fee                               (28,390)     (53,734)      (47,138)     (87,199)      (51,593)     (124,243)
                                                ------------  -----------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (16,055,754)     398,069   (22,733,037)  (1,670,696)  (24,986,535)  (13,306,684)
                                                ------------  -----------  ------------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (14,635,977)   3,513,721   (20,622,452)   1,912,060   (24,731,872)  (12,882,124)
Contract owners' equity at beginning of period    14,635,977   11,122,256    20,622,452   18,710,392    24,731,872    37,613,996
                                                ------------  -----------  ------------  -----------  ------------  ------------
Contract owners' equity at end of period        $         --  $14,635,977  $         --  $20,622,452  $         --  $ 24,731,872
                                                ============  ===========  ============  ===========  ============  ============

                                                    2007          2006         2007          2006         2007          2006
                                                ------------  -----------  ------------  -----------  ------------  ------------
Units, beginning of period                         488,934      474,629       585,121      637,190      1,870,394     2,908,202
Units issued                                        69,349      133,914        45,138       93,486         45,239       153,229
Units redeemed                                     558,283      119,609       630,259      145,555      1,915,633     1,191,037
                                                   -------      -------       -------      -------      ---------     ---------
Units, end of period                                    --      488,934            --      585,121             --     1,870,394
                                                   =======      =======       =======      =======      =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                     Scudder Growth &             Scudder Growth              Scudder Health
                                                       Income -- B               Allocation -- B              Sciences -- B
                                                -------------------------  ---------------------------  -------------------------
                                                    2007          2006          2007          2006          2007          2006
                                                ------------  -----------  -------------  ------------  ------------  -----------
Income:
   Dividend distributions received              $    233,941  $   169,379  $   2,780,724  $  1,159,352  $         --  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                         149,585      432,156      2,102,173     2,233,159        67,650      211,108
                                                ------------  -----------  -------------  ------------  ------------  -----------
Net investment income (loss)                          84,356     (262,777)       678,551    (1,073,807)      (67,650)    (211,108)
                                                ------------  -----------  -------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received               366,812           --      7,096,640     1,183,759       760,422       53,374
   Net realized gain (loss)                        5,598,900    1,121,240     16,948,125     3,591,784     2,528,670      839,035
                                                ------------  -----------  -------------  ------------  ------------  -----------
Realized gains (losses)                            5,965,712    1,121,240     24,044,765     4,775,543     3,289,092      892,409
                                                ------------  -----------  -------------  ------------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (5,103,399)   2,077,912    (18,102,523)   10,950,477    (2,165,959)    (152,030)
                                                ------------  -----------  -------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                            946,669    2,936,375      6,620,793    14,652,213     1,055,483      529,271
                                                ------------  -----------  -------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                 161,260      538,935      1,991,777     7,358,115        52,452      296,246
   Transfers between sub-accounts and the
      company                                    (27,701,052)     189,447   (138,220,939)  (11,157,541)  (13,512,771)    (863,929)
   Withdrawals                                    (1,751,366)  (2,788,861)   (11,323,803)   (6,152,940)     (660,026)  (1,173,726)
   Annual contract fee                               (51,356)    (114,714)      (440,602)     (484,796)      (25,618)     (63,841)
                                                ------------  -----------  -------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (29,342,514)  (2,175,193)  (147,993,567)  (10,437,162)  (14,145,963)  (1,805,250)
                                                ------------  -----------  -------------  ------------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (28,395,845)     761,182   (141,372,774)    4,215,051   (13,090,480)  (1,275,979)
Contract owners' equity at beginning of period    28,395,845   27,634,663    141,372,774   137,157,723    13,090,480   14,366,459
                                                ------------  -----------  -------------  ------------  ------------  -----------
Contract owners' equity at end of period        $         --  $28,395,845  $          --  $141,372,774  $         --  $13,090,480
                                                ============  ===========  =============  ============  ============  ===========

                                                    2007          2006          2007          2006          2007          2006
                                                ------------  -----------  -------------  ------------  ------------  -----------
Units, beginning of period                        1,335,429    1,448,903     8,914,489      9,592,705      644,651      737,353
Units issued                                         68,265      158,439       352,721      1,012,572        8,696       82,143
Units redeemed                                    1,403,694      271,913     9,267,210      1,690,788      653,347      174,845
                                                  ---------    ---------     ---------      ---------      -------      -------
Units, end of period                                     --    1,335,429            --      8,914,489           --      644,651
                                                  =========    =========     =========      =========      =======      =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                    Scudder             Scudder International
                                                 Scudder High Income -- B      International -- B         Select Equity -- B
                                                -------------------------  -------------------------  -------------------------
                                                    2007          2006         2007          2006         2007          2006
                                                ------------  -----------  ------------  -----------  ------------  -----------
Income:
   Dividend distributions received              $  2,608,248  $ 2,909,448  $    712,059  $   479,250  $    817,258  $   568,341
Expenses:
   Mortality and expense risk and
      administrative charges                         196,658      595,866       190,119      508,138       191,945      546,734
                                                ------------  -----------  ------------  -----------  ------------  -----------
Net investment income (loss)                       2,411,590    2,313,582       521,940      (28,888)      625,313       21,607
                                                ------------  -----------  ------------  -----------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                    --           --            --           --     3,282,753           --
   Net realized gain (loss)                         (114,683)     113,179    12,976,027    2,945,386    11,052,163    3,398,766
                                                ------------  -----------  ------------  -----------  ------------  -----------
Realized gains (losses)                             (114,683)     113,179    12,976,027    2,945,386    14,334,916    3,398,766
                                                ------------  -----------  ------------  -----------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (1,107,894)     571,687   (10,642,133)   3,725,572   (11,788,381)   3,751,202
                                                ------------  -----------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                          1,189,013    2,998,448     2,855,834    6,642,070     3,171,848    7,171,575
                                                ------------  -----------  ------------  -----------  ------------  -----------
Changes from principal transactions:
   Purchase payments                                 203,600    1,153,334       145,731      508,347       184,301      859,797
   Transfers between sub-accounts and the
      company                                    (36,856,444)    (889,480)  (35,483,770)     630,604   (37,145,187)  (1,637,719)
   Withdrawals                                    (1,715,468)  (5,136,033)   (2,149,218)  (2,655,016)   (1,357,207)  (3,544,027)
   Annual contract fee                               (61,241)    (159,900)      (58,258)    (129,623)      (76,360)    (153,841)
                                                ------------  -----------  ------------  -----------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (38,429,553)  (5,032,079)  (37,545,515)  (1,645,688)  (38,394,453)  (4,475,790)
                                                ------------  -----------  ------------  -----------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                        (37,240,540)  (2,033,631)  (34,689,681)   4,996,382   (35,222,605)   2,695,785
Contract owners' equity at beginning of period    37,240,540   39,274,171    34,689,681   29,693,299    35,222,605   32,526,820
                                                ------------  -----------  ------------  -----------  ------------  -----------
Contract owners' equity at end of period        $         --  $37,240,540  $         --  $34,689,681  $         --  $35,222,605
                                                ============  ===========  ============  ===========  ============  ===========

                                                    2007          2006         2007          2006         2007          2006
                                                ------------  -----------  ------------  -----------  ------------  -----------
Units, beginning of period                        1,894,211    2,164,971     1,291,046    1,364,754     1,276,899    1,452,299
Units issued                                         87,579      391,597        24,082      239,839        55,525      133,047
Units redeemed                                    1,981,790      662,357     1,315,128      313,547     1,332,424      308,447
                                                  ---------    ---------     ---------    ---------     ---------    ---------
Units, end of period                                     --    1,894,211            --    1,291,046            --    1,276,899
                                                  =========    =========     =========    =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      Scudder Janus                Scudder                    Scudder
                                                   Growth & Income -- B      Mid Cap Growth -- B      Moderate Allocation -- B
                                                -------------------------  -----------------------  ---------------------------
                                                    2007          2006         2007        2006          2007          2006
                                                ------------  -----------  -----------  ----------  -------------  ------------
Income:
   Dividend distributions received              $     45,832  $    56,870  $      --    $     --    $   2,608,902  $  1,055,422
Expenses:
   Mortality and expense risk and
      administrative charges                         127,511      395,394       24,219      66,293      1,763,693     1,907,831
                                                ------------  -----------  -----------  ----------  -------------  ------------
Net investment income (loss)                         (81,679)    (338,524)     (24,219)    (66,293)       845,209      (852,409)
                                                ------------  -----------  -----------  ----------  -------------  ------------

Realized gains (losses) on investments:
   Capital gain distributions received                  --           --           --          --        4,316,802       844,337
   Net realized gain (loss)                        6,221,115    1,590,974    1,340,173     200,830     12,516,193     2,042,750
                                                ------------  -----------  -----------  ----------  -------------  ------------
Realized gains (losses)                            6,221,115    1,590,974    1,340,173     200,830     16,832,995     2,887,087
                                                ------------  -----------  -----------  ----------  -------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (5,226,272)     222,981     (899,424)    210,238    (12,943,446)    8,307,410
                                                ------------  -----------  -----------  ----------  -------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                            913,164    1,475,431      416,530     344,775      4,734,758    10,342,088
                                                ------------  -----------  -----------  ----------  -------------  ------------
Changes from principal transactions:
   Purchase payments                                  76,956      409,771       10,523      45,074      1,231,252     6,216,297
   Transfers between sub-accounts and the
      company                                    (23,622,287)   1,163,270   (4,480,038)    111,776   (114,342,953)   (9,012,732)
   Withdrawals                                    (1,546,809)  (3,355,407)    (236,322)   (308,165)    (9,262,003)   (4,349,657)
   Annual contract fee                               (43,047)    (109,064)      (7,834)    (19,176)      (345,237)     (391,568)
                                                ------------  -----------  -----------  ----------  -------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (25,135,187)  (1,891,430)  (4,713,671)   (170,491)  (122,718,941)   (7,537,660)
                                                ------------  -----------  -----------  ----------  -------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (24,222,023)    (415,999)  (4,297,141)    174,284   (117,984,183)    2,804,428
Contract owners' equity at beginning of period    24,222,023   24,638,022    4,297,141   4,122,857    117,984,183   115,179,755
                                                ------------  -----------  -----------  ----------  -------------  ------------
Contract owners' equity at end of period        $       --    $24,222,023  $      --    $4,297,141  $        --    $117,984,183
                                                ============  ===========  ===========  ==========  =============  ============

                                                    2007          2006         2007        2006          2007          2006
                                                ------------  -----------  -----------  ----------  -------------  ------------
Units, beginning of period                        1,146,082    1,239,716      178,399     187,221      7,758,551     8,270,783
Units issued                                         24,498      145,235       27,447      29,104        192,918       724,857
Units redeemed                                    1,170,580      238,869      205,846      37,926      7,951,469     1,237,089
                                                  ---------    ---------      -------     -------      ---------     ---------
Units, end of period                                   --      1,146,082         --       178,399           --       7,758,551
                                                  =========    =========      =======     =======      =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                                 Scudder
                                                 Scudder Money Market -- B   Scudder Real Estate -- B     Small Cap Growth -- B
                                                --------------------------  -------------------------  --------------------------
                                                     2007         2006          2007          2006         2007          2006
                                                ------------  ------------  ------------  -----------  ------------  ------------
Income:
   Dividend distributions received              $    477,661  $  1,435,330  $    167,243  $        --  $         --  $         --
Expenses:
   Mortality and expense risk and
      administrative charges                         172,568       562,165       115,833      322,275       139,784       438,339
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net investment income (loss)                         305,093       873,165        51,410     (322,275)     (139,784)     (438,339)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --     2,883,607      346,948            --            --
   Net realized gain (loss)                          (17,102)       (2,794)    4,861,469    2,179,568     6,230,792     1,499,967
                                                ------------  ------------  ------------  -----------  ------------  ------------
Realized gains (losses)                              (17,102)       (2,794)    7,745,076    2,526,516     6,230,792     1,499,967
                                                ------------  ------------  ------------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                             --            --    (7,190,110)   3,893,756    (4,269,462)     (204,018)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                            287,991       870,371       606,376    6,097,997     1,821,546       857,610
                                                ------------  ------------  ------------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                  20,423     1,271,653        76,248      529,585       127,265       761,571
   Transfers between sub-accounts and the
      company                                    (26,576,120)   16,394,529   (20,602,203)  (1,392,034)  (27,084,443)     (197,900)
   Withdrawals                                    (5,556,965)  (21,353,282)   (1,100,932)  (2,849,098)   (1,283,922)   (3,161,663)
   Annual contract fee                               (54,876)     (144,045)      (38,454)     (82,223)      (47,588)     (128,428)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (32,167,538)   (3,831,145)  (21,665,341)  (3,793,770)  (28,288,688)   (2,726,420)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (31,879,547)   (2,960,774)  (21,058,965)   2,304,227   (26,467,142)   (1,868,810)
Contract owners' equity at beginning of period    31,879,547    34,840,321    21,058,965   18,754,738    26,467,142    28,335,952
                                                ------------  ------------  ------------  -----------  ------------  ------------
Contract owners' equity at end of period        $         --  $ 31,879,547  $         --  $21,058,965  $         --  $ 26,467,142
                                                ============  ============  ============  ===========  ============  ============

                                                     2007         2006          2007          2006         2007          2006
                                                ------------  ------------  ------------  -----------  ------------  ------------
Units, beginning of period                        2,526,007     2,834,030       724,445      871,439     1,219,526     1,347,113
Units issued                                      1,089,360     3,391,759        12,824       87,833        15,718       140,720
Units redeemed                                    3,615,367     3,699,782       737,269      234,827     1,235,244       268,307
                                                  ---------     ---------       -------      -------     ---------     ---------
Units, end of period                                     --     2,526,007            --      724,445            --     1,219,526
                                                  =========     =========       =======      =======     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                          Scudder                   Scudder                    Scudder
                                                   Strategic Income -- B    Technology Growth -- B        Total Return -- B
                                                -------------------------  ------------------------  --------------------------
                                                    2007          2006         2007          2006         2007          2006
                                                ------------  -----------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions received              $    767,737  $   636,494  $      --    $      --    $    559,201   $   457,339
Expenses:
   Mortality and expense risk and
      administrative charges                          72,149      210,999       48,424      156,624       104,518       322,986
                                                ------------  -----------  -----------  -----------  ------------  ------------
Net investment income (loss)                         695,588      425,495      (48,424)    (156,624)      454,683       134,353
                                                ------------  -----------  -----------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                  --        131,631         --           --            --            --
   Net realized gain (loss)                          (56,951)    (122,269)   1,014,524      376,972     3,137,559       703,971
                                                ------------  -----------  -----------  -----------  ------------  ------------
Realized gains (losses)                              (56,951)       9,362    1,014,524      376,972     3,137,559       703,971
                                                ------------  -----------  -----------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                       (374,651)     458,390     (650,585)    (400,927)   (2,809,256)      779,610
                                                ------------  -----------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
      equity from operations                         263,986      893,247      315,515     (180,579)      782,986     1,617,934
                                                ------------  -----------  -----------  -----------  ------------  ------------
Changes from principal transactions:

   Purchase payments                                  42,104      316,195       41,688      280,311        51,317       441,995
   Transfers between sub-accounts and the
      company                                    (12,717,348)     195,037   (9,276,537)    (570,931)  (20,025,302)   (1,054,603)
   Withdrawals                                      (756,482)  (2,213,384)    (451,613)  (1,127,681)   (1,057,941)   (2,507,704)
   Annual contract fee                               (21,243)     (56,544)     (17,746)     (45,610)      (34,104)      (96,598)
                                                ------------  -----------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (13,452,969)  (1,758,696)  (9,704,208)  (1,463,911)  (21,066,030)   (3,216,910)
                                                ------------  -----------  -----------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (13,188,983)    (865,449)  (9,388,693)  (1,644,490)  (20,283,044)   (1,598,976)
Contract owners' equity at beginning of period    13,188,983   14,054,432    9,388,693   11,033,183    20,283,044    21,882,020
                                                ------------  -----------  -----------  -----------  ------------  ------------
Contract owners' equity at end of period        $       --    $13,188,983  $      --    $ 9,388,693  $       --     $20,283,044
                                                ============  ===========  ===========  ===========  ============  ============

                                                    2007          2006         2007         2006         2007          2006
                                                ------------  -----------  -----------  -----------  ------------  ------------
Units, beginning of period                        907,113      1,035,117     419,618      487,534      1,149,979     1,341,758
Units issued                                       74,354        156,903      18,495       62,332         12,819        59,552
Units redeemed                                    981,467        284,907     438,113      130,248      1,162,798       251,331
                                                  -------      ---------     -------      -------      ---------     ---------
Units, end of period                                 --          907,113        --        419,618             --     1,149,979
                                                  =======      =========     =======      =======      =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                      Scudder Turner
                                                    Mid Cap Growth -- B      Small Cap Index Series I   Small Cap Index Series II
                                                --------------------------  -------------------------  --------------------------
                                                    2007          2006          2007          2006         2007          2006
                                                ------------  ------------  ------------  -----------  ------------  ------------
Income:
   Dividend distributions received              $         --  $         --  $    582,055  $   220,429  $  1,008,918  $    157,206
Expenses:
   Mortality and expense risk and
      administrative charges                          99,168       310,278       549,769      640,332     1,413,034       758,986
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net investment income (loss)                         (99,168)     (310,278)       32,286     (419,903)     (404,116)     (601,780)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received             1,554,919     1,568,853     4,498,423    1,191,090     9,544,162     1,286,246
   Net realized gain (loss)                        2,555,204     1,351,924     2,842,184    3,204,863     2,399,866     3,879,170
                                                ------------  ------------  ------------  -----------  ------------  ------------
Realized gains (losses)                            4,110,123     2,920,777     7,340,607    4,395,953    11,944,028     5,165,416
                                                ------------  ------------  ------------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (2,358,037)   (1,787,692)   (8,371,148)   2,092,540   (18,778,963)    2,016,972
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          1,652,918       822,807      (998,255)   6,068,590    (7,239,051)    6,580,608
                                                ------------  ------------  ------------  -----------  ------------  ------------
Changes from principal transactions:

   Purchase payments                                  38,131       539,843       189,988      468,142       881,300     1,436,818
   Transfers between sub-accounts and the
      company                                    (19,535,075)     (290,518)   (4,810,257)  (4,368,502)   73,035,707    (4,531,868)
   Withdrawals                                      (813,441)   (2,089,322)   (5,238,947)  (4,589,995)  (15,015,142)   (5,178,853)
   Annual contract fee                               (37,032)      (92,031)      (82,179)    (100,668)     (327,255)     (160,481)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (20,347,417)   (1,932,028)   (9,941,395)  (8,591,023)   58,574,610    (8,434,384)
                                                ------------  ------------  ------------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (18,694,499)   (1,109,221)  (10,939,650)  (2,522,433)   51,335,559    (1,853,776)
Contract owners' equity at beginning of period    18,694,499    19,803,720    40,547,500   43,069,933    44,538,049    46,391,825
                                                ------------  ------------  ------------  -----------  ------------  ------------
Contract owners' equity at end of period        $         --  $ 18,694,499  $ 29,607,850  $40,547,500  $ 95,873,608  $ 44,538,049
                                                ============  ============  ============  ===========  ============  ============

                                                    2007          2006          2007          2006         2007          2006
                                                ------------  ------------  ------------  -----------  ------------  ------------
Units, beginning of period                         742,464       822,766      2,273,619    2,797,759     2,384,686     2,868,987
Units issued                                         5,752       132,319        126,030      265,582     4,474,349       291,613
Units redeemed                                     748,216       212,621        677,398      789,722     1,521,423       775,914
                                                   -------       -------      ---------    ---------     ---------     ---------
Units, end of period                                    --       742,464      1,722,251    2,273,619     5,337,612     2,384,686
                                                   =======       =======      =========    =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                         Small Cap                   Small Cap
                                                  Opportunities Series I      Opportunities Series II      Small Cap Value Focus
                                                --------------------------  ---------------------------  ------------------------
                                                    2007          2006          2007           2006          2007         2006
                                                ------------  ------------  ------------  -------------  -----------  -----------
Income:
   Dividend distributions received              $  1,407,198  $    697,617  $    889,918  $    390,481   $    15,574  $    17,763
Expenses:
   Mortality and expense risk and
      administrative charges                       1,127,702     1,436,557       948,663     1,164,712       202,049      235,118
                                                ------------  ------------  ------------  ------------   -----------  -----------
Net investment income (loss)                         279,496      (738,940)      (58,745)     (774,231)     (186,475)    (217,355)
                                                ------------  ------------  ------------  ------------   -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             4,278,210     2,609,401     3,379,998     1,912,237     1,967,696    2,592,041
   Net realized gain (loss)                        5,575,814     5,603,285     3,908,704     3,664,222       132,049      402,118
                                                ------------  ------------  ------------  ------------   -----------  -----------
Realized gains (losses)                            9,854,024     8,212,686     7,288,702     5,576,459     2,099,745    2,994,159
                                                ------------  ------------  ------------  ------------   -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (15,722,756)      801,868   (11,981,163)    1,026,805    (2,082,169)  (1,081,844)
                                                ------------  ------------  ------------  ------------   -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         (5,589,236)    8,275,614    (4,751,206)    5,829,033      (168,899)   1,694,960
                                                ------------  ------------  ------------  ------------   -----------  -----------
Changes from principal transactions:
   Purchase payments                                 315,579       683,060     1,657,413     2,832,398         3,575        2,384
   Transfers between sub-accounts and the
      company                                    (12,335,571)  (13,368,672)   (5,766,555)   (7,136,171)   (1,638,751)  (1,709,271)
   Withdrawals                                   (11,780,497)  (11,175,634)  (10,544,296)   (8,578,710)   (1,871,168)  (1,442,520)
   Annual contract fee                              (160,549)     (211,642)     (195,703)     (250,690)      (34,390)     (42,725)
                                                ------------  ------------  ------------  ------------   -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (23,961,038)  (24,072,888)  (14,849,141)  (13,133,173)   (3,540,734)  (3,192,132)
                                                ------------  ------------  ------------  ------------   -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (29,550,274)  (15,797,274)  (19,600,347)   (7,304,140)   (3,709,633)  (1,497,172)
Contract owners' equity at beginning of period    88,036,741   103,834,015    66,873,689    74,177,829    14,989,907   16,487,079
                                                ------------  ------------  ------------  ------------   -----------  -----------
Contract owners' equity at end of period        $ 58,486,467  $ 88,036,741  $ 47,273,342  $ 66,873,689   $11,280,274  $14,989,907
                                                ============  ============  ============  ============   ===========  ===========

                                                    2007          2006          2007           2006          2007         2006
                                                ------------  ------------  ------------  -------------  -----------  -----------
Units, beginning of period                         3,561,237     4,570,812     2,748,812     3,283,081       361,524      439,003
Units issued                                         164,272       275,815       236,177       369,096         6,265        1,956
Units redeemed                                     1,123,885     1,285,390       826,951       903,365        69,286       79,435
                                                   ---------     ---------     ---------     ---------       -------      -------
Units, end of period                               2,601,624     3,561,237     2,158,038     2,748,812       298,503      361,524
                                                   =========     =========     =========     =========       =======      =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                       Small Company               Small Company                 Special
                                                      Value Series I              Value Series II            Value Series II
                                                --------------------------  --------------------------  ------------------------
                                                    2007          2006          2007          2006          2007         2006
                                                ------------  ------------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received              $    289,878  $    155,437  $         --  $         --  $    97,468  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                       2,874,171     3,425,647     2,488,167     2,932,586       75,068      108,775
                                                ------------  ------------  ------------  ------------  -----------  -----------
Net investment income (loss)                      (2,584,293)   (3,270,210)   (2,488,167)   (2,932,586)      22,400     (108,775)
                                                ------------  ------------  ------------  ------------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            28,431,903    35,840,666    23,085,510    28,080,440    1,945,473      737,885
   Net realized gain (loss)                       18,898,458    22,998,669    12,072,739    17,347,001   (1,759,735)     109,844
                                                ------------  ------------  ------------  ------------  -----------  -----------
Realized gains (losses)                           47,330,361    58,839,335    35,158,249    45,427,441      185,738      847,729
                                                ------------  ------------  ------------  ------------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                    (47,276,330)  (26,558,093)  (35,483,958)  (20,248,781)    (249,660)    (176,738)
                                                ------------  ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         (2,530,262)   29,011,032    (2,813,876)   22,246,074      (41,522)     562,216
                                                ------------  ------------  ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                 901,028     1,503,945     6,184,923     8,661,035       29,052       86,661
   Transfers between sub-accounts and the
      company                                    (31,072,196)  (15,283,531)  (22,929,182)  (15,126,562)  (5,510,011)  (1,169,309)
   Withdrawals                                   (30,567,345)  (30,247,222)  (26,422,723)  (21,291,206)    (688,955)    (584,754)
   Annual contract fee                              (379,021)     (480,089)     (496,073)     (610,975)     (11,838)     (16,030)
                                                ------------  ------------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (61,117,534)  (44,506,897)  (43,663,055)  (28,367,708)  (6,181,752)  (1,683,432)
                                                ------------  ------------  ------------  ------------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (63,647,796)  (15,495,865)  (46,476,931)   (6,121,634)  (6,223,274)  (1,121,216)
Contract owners' equity at beginning of period   214,489,802   229,985,667   172,274,684   178,396,318    6,223,274    7,344,490
                                                ------------  ------------  ------------  ------------  -----------  -----------
Contract owners' equity at end of period        $150,842,006  $214,489,802  $125,797,753  $172,274,684  $        --  $ 6,223,274
                                                ============  ============  ============  ============  ===========  ===========

                                                    2007          2006          2007          2006          2007         2006
                                                ------------  ------------  ------------  ------------  -----------  -----------
Units, beginning of period                        9,132,897    11,132,817     8,526,743     9,974,649     298,427      383,567
Units issued                                        203,644       951,143       629,925     1,232,241      20,897      100,627
Units redeemed                                    2,737,764     2,951,063     2,675,723     2,680,147     319,324      185,767
                                                  ---------     ---------     ---------     ---------     -------      -------
Units, end of period                              6,598,777     9,132,897     6,480,945     8,526,743          --      298,427
                                                  =========     =========     =========     =========     =======      =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                          Strategic Opportunities
                                                  Strategic Bond Series I    Strategic Bond Series II             Series I
                                                --------------------------  --------------------------  ---------------------------
                                                    2007          2006          2007          2006           2007          2006
                                                ------------  ------------  ------------  ------------  -------------  ------------
Income:
   Dividend distributions received              $ 11,694,963  $  9,591,649  $  8,136,499  $  6,516,829  $   2,252,181  $     38,769
Expenses:
   Mortality and expense risk and
      administrative charges                       1,896,059     2,080,359     1,517,547     1,576,011      1,407,019     4,707,704
                                                ------------  ------------  ------------  ------------  -------------  ------------
Net investment income (loss)                       9,798,904     7,511,290     6,618,952     4,940,818        845,162    (4,668,935)
                                                ------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --            --            --             --            --
   Net realized gain (loss)                        2,100,498     3,493,352       307,318       282,839     49,892,089   (14,516,737)
                                                ------------  ------------  ------------  ------------  -------------  ------------
Realized gains (losses)                            2,100,498     3,493,352       307,318       282,839     49,892,089   (14,516,737)
                                                ------------  ------------  ------------  ------------  -------------  ------------
Unrealized appreciation (depreciation) during
   the period                                    (13,838,800)   (3,774,084)   (8,647,220)     (631,857)   (32,592,900)   52,133,740
                                                ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                         (1,939,398)    7,230,558    (1,720,950)    4,591,800     18,144,351    32,948,068
                                                ------------  ------------  ------------  ------------  -------------  ------------
Changes from principal transactions:
   Purchase payments                                 368,223       653,123     5,285,360     8,294,638        666,295     1,842,558
   Transfers between sub-accounts and the
      company                                      6,092,390    (1,934,073)   (2,388,260)   (6,192,372)  (311,801,604)  (22,756,398)
   Withdrawals                                   (23,478,590)  (24,773,659)  (12,521,701)   (9,475,164)   (14,640,336)  (51,191,039)
   Annual contract fee                              (145,349)     (146,599)     (266,646)     (290,065)      (133,937)     (459,938)
                                                ------------  ------------  ------------  ------------  -------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (17,163,326)  (26,201,208)   (9,891,247)   (7,662,963)  (325,909,582)  (72,564,817)
                                                ------------  ------------  ------------  ------------  -------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (19,102,724)  (18,970,650)  (11,612,197)   (3,071,163)  (307,765,231)  (39,616,749)
Contract owners' equity at beginning of period   135,033,371   154,004,021    97,092,302   100,163,465    307,765,231   347,381,980
                                                ------------  ------------  ------------  ------------  -------------  ------------
Contract owners' equity at end of period        $115,930,647  $135,033,371  $ 85,480,105  $ 97,092,302  $          --  $307,765,231
                                                ============  ============  ============  ============  =============  ============

                                                    2007          2006          2007          2006           2007          2006
                                                ------------  ------------  ------------  ------------  -------------  ------------
Units, beginning of period                        6,540,056     7,848,380     6,041,040     6,545,821     12,559,424    15,721,072
Units issued                                        821,030       706,656       974,241     1,234,175         78,005       296,036
Units redeemed                                    1,662,488     2,014,980     1,576,740     1,738,956     12,637,429     3,457,684
                                                  ---------     ---------     ---------     ---------     ----------    ----------
Units, end of period                              5,698,598     6,540,056     5,438,541     6,041,040             --    12,559,424
                                                  =========     =========     =========     =========     ==========    ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                 Strategic Opportunities    T Rowe Price Mid Value          Total Return
                                                        Series II                  Series II                  Series I
                                                -------------------------  ------------------------  --------------------------
                                                    2007          2006         2007         2006         2007          2006
                                                ------------  -----------  -----------  -----------  ------------  ------------
Income:
   Dividend distributions received              $    113,095  $        --  $   285,786  $     5,644  $ 19,743,403  $ 10,870,552
Expenses:
   Mortality and expense risk and
      administrative charges                         118,470      394,645      262,171      154,502     4,064,738     4,643,894
                                                ------------  -----------  -----------  -----------  ------------  ------------
Net investment income (loss)                          (5,375)    (394,645)      23,615     (148,858)   15,678,665     6,226,658
                                                ------------  -----------  -----------  -----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                    --           --    3,395,980      666,013            --            --
   Net realized gain (loss)                        7,131,556    2,024,688      307,284       98,094    (1,296,817)   (1,580,322)
                                                ------------  -----------  -----------  -----------  ------------  ------------
Realized gains (losses)                            7,131,556    2,024,688    3,703,264      764,107    (1,296,817)   (1,580,322)
                                                ------------  -----------  -----------  -----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (5,821,557)     685,655   (3,958,027)   1,140,932     2,769,307       925,090
                                                ------------  -----------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                          1,304,624    2,315,698     (231,148)   1,756,181    17,151,155     5,571,426
                                                ------------  -----------  -----------  -----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                 113,462      438,704      320,987    1,049,622     1,044,627     1,615,376
   Transfers between sub-accounts and the
      company                                    (23,531,409)    (596,573)   1,744,761    9,108,257    (3,693,585)  (14,962,907)
   Withdrawals                                      (894,506)  (3,219,514)  (2,763,461)  (1,071,859)  (45,685,506)  (45,980,473)
   Annual contract fee                               (15,544)     (81,841)     (39,016)     (20,106)     (488,211)     (595,314)
                                                ------------  -----------  -----------  -----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (24,327,997)  (3,459,224)    (736,729)   9,065,914   (48,822,675)  (59,923,318)
                                                ------------  -----------  -----------  -----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (23,023,373)  (1,143,526)    (967,877)  10,822,095   (31,671,520)  (54,351,892)
Contract owners' equity at beginning of period    23,023,373   24,166,899   15,484,097    4,662,002   286,638,279   340,990,171
                                                ------------  -----------  -----------  -----------  ------------  ------------
Contract owners' equity at end of period        $         --  $23,023,373  $14,516,220  $15,484,097  $254,966,759  $286,638,279
                                                ============  ===========  ===========  ===========  ============  ============

                                                    2007          2006         2007         2006         2007          2006
                                                ------------  -----------  -----------  -----------  ------------  ------------
Units, beginning of period                        1,732,901    2,006,253      937,625      333,806    17,147,454    20,827,660
Units issued                                         23,750      219,762      438,720      854,509     1,471,745     1,153,694
Units redeemed                                    1,756,651      493,114      486,377      250,690     4,333,921     4,833,900
                                                  ---------    ---------      -------      -------    ----------    ----------
Units, end of period                                     --    1,732,901      889,968      937,625    14,285,278    17,147,454
                                                  =========    =========      =======      =======    ==========    ==========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                       Total Return         Total Stock Market Index  Total Stock Market Index
                                                         Series II                  Series I                  Series II
                                                --------------------------  ------------------------  ------------------------
                                                    2007          2006          2007         2006         2007         2006
                                                ------------  ------------  -----------  -----------  -----------  -----------
Income:
   Dividend distributions received              $ 14,728,659  $  7,716,064  $   618,379  $   298,571  $   941,951  $   262,683
Expenses:
   Mortality and expense risk and
      administrative charges                       3,347,073     3,734,827      437,692      453,688    1,008,169      497,344
                                                ------------  ------------  -----------  -----------  -----------  -----------
Net investment income (loss)                      11,381,586     3,981,237      180,687     (155,117)     (66,218)    (234,661)
                                                ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received                    --            --    1,014,193      159,712    2,378,784      167,716
   Net realized gain (loss)                       (1,332,795)   (3,475,942)   2,970,974    2,575,794    1,759,759    2,533,996
                                                ------------  ------------  -----------  -----------  -----------  -----------
Realized gains (losses)                           (1,332,795)   (3,475,942)   3,985,167    2,735,506    4,138,543    2,701,712
                                                ------------  ------------  -----------  -----------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                      2,738,206     3,048,136   (3,041,100)   1,161,615   (4,235,649)   1,212,537
                                                ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         12,786,997     3,553,431    1,124,754    3,742,004     (163,324)   3,679,588
                                                ------------  ------------  -----------  -----------  -----------  -----------
Changes from principal transactions:
   Purchase payments                              11,284,526    12,065,745      154,688      307,356      820,343    1,785,719
   Transfers between sub-accounts and the
      company                                     (1,106,279)  (16,041,932)  (3,159,475)  (2,153,437)  51,076,480   (2,757,681)
   Withdrawals                                   (33,298,535)  (33,237,451)  (3,523,260)  (2,738,148)  (9,867,418)  (3,690,817)
   Annual contract fee                              (544,957)     (633,155)     (53,005)     (60,836)    (246,818)    (108,941)
                                                ------------  ------------  -----------  -----------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (23,665,245)  (37,846,793)  (6,581,052)  (4,645,065)  41,782,587   (4,771,720)
                                                ------------  ------------  -----------  -----------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (10,878,248)  (34,293,362)  (5,456,298)    (903,061)  41,619,263   (1,092,132)
Contract owners' equity at beginning of period   215,790,354   250,083,716   30,453,298   31,356,359   30,202,803   31,294,935
                                                ------------  ------------  -----------  -----------  -----------  -----------
Contract owners' equity at end of period        $204,912,106  $215,790,354  $24,997,000  $30,453,298  $71,822,066  $30,202,803
                                                ============  ============  ===========  ===========  ===========  ===========

                                                    2007          2006          2007         2006         2007         2006
                                                ------------  ------------  -----------  -----------  -----------  -----------
Units, beginning of period                       14,889,527    17,548,117    2,366,410    2,760,612    1,795,635    2,109,078
Units issued                                      2,159,802     2,131,848      185,259      353,595    3,446,980      281,005
Units redeemed                                    3,749,463     4,790,438      676,327      747,797    1,124,301      594,448
                                                 ----------    ----------    ---------    ---------    ---------    ---------
Units, end of period                             13,299,866    14,889,527    1,875,342    2,366,410    4,118,314    1,795,635
                                                 ==========    ==========    =========    =========    =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                                                                             U.S. Global Leaders
                                                     U.S. Core Series I           U.S. Core Series II          Growth Series I
                                                ----------------------------  --------------------------  ------------------------
                                                     2007           2006          2007          2006          2007         2006
                                                -------------  -------------  ------------  ------------  -----------  -----------
Income:
   Dividend distributions received              $  14,059,110  $   9,952,003  $  1,284,606  $    879,735  $   347,431  $        --
Expenses:
   Mortality and expense risk and
      administrative charges                        9,510,009     11,466,018     1,129,876     1,346,023      431,577      512,211
                                                -------------  -------------  ------------  ------------  -----------  -----------
Net investment income (loss)                        4,549,101     (1,514,015)      154,730      (466,288)     (84,146)    (512,211)
                                                -------------  -------------  ------------  ------------  -----------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received             54,543,863     95,657,851     5,989,776    10,083,242           --      337,444
   Net realized gain (loss)                       (62,920,640)   (92,024,515)    2,416,010     3,273,386      775,242      434,554
                                                -------------  -------------  ------------  ------------  -----------  -----------
Realized gains (losses)                            (8,376,777)     3,633,336     8,405,786    13,356,628      775,242      771,998
                                                -------------  -------------  ------------  ------------  -----------  -----------
Unrealized appreciation (depreciation) during
   the period                                       6,124,930     52,628,466    (8,656,596)   (7,320,532)    (112,208)    (356,565)
                                                -------------  -------------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from operations                           2,297,254     54,747,787       (96,080)    5,569,808      578,888      (96,778)
                                                -------------  -------------  ------------  ------------  -----------  -----------
Changes from principal transactions:
   Purchase payments                                2,313,430      3,222,490       659,979     1,334,947      158,818      232,316
   Transfers between sub-accounts and the
      company                                     (64,327,801)   (84,444,056)   (7,390,957)   (9,483,407)  (2,301,550)  (1,760,632)
   Withdrawals                                   (116,470,597)  (126,802,674)  (10,329,977)  (10,014,966)  (4,744,538)  (4,592,817)
   Annual contract fee                               (831,405)    (1,080,791)     (229,449)     (276,331)     (75,410)     (90,070)
                                                -------------  -------------  ------------  ------------  -----------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions            (179,316,373)  (209,105,031)  (17,290,404)  (18,439,757)  (6,962,680)  (6,211,203)
                                                -------------  -------------  ------------  ------------  -----------  -----------
Total increase (decrease) in contract owners'
   equity                                        (177,019,119)  (154,357,244)  (17,386,484)  (12,869,949)  (6,383,792)  (6,307,981)
Contract owners' equity at beginning of period    728,071,238    882,428,482    78,112,703    90,982,652   31,620,847   37,928,828
                                                -------------  -------------  ------------  ------------  -----------  -----------
Contract owners' equity at end of period        $ 551,052,119  $ 728,071,238  $ 60,726,219  $ 78,112,703  $25,237,055  $31,620,847
                                                =============  =============  ============  ============  ===========  ===========

                                                     2007           2006          2007          2006          2007         2006
                                                -------------  -------------  ------------  ------------  -----------  -----------
Units, beginning of period                        29,245,565     37,957,189     5,504,158     6,877,558    2,430,020    2,922,677
Units issued                                         260,785        390,804       147,049       255,869      117,634      211,814
Units redeemed                                     7,211,571      9,102,428     1,347,916     1,629,269      647,203      704,471
                                                  ----------     ----------     ---------     ---------    ---------    ---------
Units, end of period                              22,294,779     29,245,565     4,303,291     5,504,158    1,900,451    2,430,020
                                                  ==========     ==========     =========     =========    =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                   U.S. Global Leaders    U.S. Government Securities  U.S. Government Securities
                                                    Growth Series II               Series I                   Series  II
                                                ------------------------  --------------------------  --------------------------
                                                    2007         2006         2007          2006          2007          2006
                                                -----------  -----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $   198,280  $        --  $ 10,570,930  $  7,793,871  $  5,668,492  $  4,030,424
Expenses:
   Mortality and expense risk and
      administrative charges                        373,055      451,592     1,946,924     2,263,133     1,164,159     1,296,550
                                                -----------  -----------  ------------  ------------  ------------  ------------
Net investment income (loss)                       (174,775)    (451,592)    8,624,006     5,530,738     4,504,333     2,733,874
                                                -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                   --      280,440            --            --            --            --
   Net realized gain (loss)                         678,625      388,972    (2,191,076)   (2,939,352)   (1,024,622)   (1,826,306)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Realized gains (losses)                             678,625      669,412    (2,191,076)   (2,939,352)   (1,024,622)   (1,826,306)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                       (72,733)    (392,048)   (4,359,727)    1,408,182    (2,533,123)      851,711
                                                -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                           431,117     (174,228)    2,073,203     3,999,568       946,588     1,759,279
                                                -----------  -----------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                376,161      525,148       965,956       630,137     2,917,349     3,418,182
   Transfers between sub-accounts and the
      company                                    (2,672,345)  (3,150,322)    4,411,606    (9,217,503)    4,978,617    (5,718,588)
   Withdrawals                                   (3,839,261)  (3,429,445)  (23,290,640)  (29,236,739)  (12,960,529)  (14,316,975)
   Annual contract fee                              (78,108)     (94,035)     (179,845)     (217,147)     (165,632)     (182,371)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions            (6,213,553)  (6,148,654)  (18,092,923)  (38,041,252)   (5,230,195)  (16,799,752)
                                                -----------  -----------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                        (5,782,436)  (6,322,882)  (16,019,720)  (34,041,684)   (4,283,607)  (15,040,473)
Contract owners' equity at beginning of period   25,697,974   32,020,856   136,847,385   170,889,069    74,547,788    89,588,261
                                                -----------  -----------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $19,915,538  $25,697,974  $120,827,665  $136,847,385  $ 70,264,181  $ 74,547,788
                                                ===========  ===========  ============  ============  ============  ============

                                                    2007         2006         2007          2006          2007          2006
                                                -----------  -----------  ------------  ------------  ------------  ------------
Units, beginning of period                       1,984,361    2,469,473     7,000,426     9,009,326     5,486,202     6,759,436
Units issued                                        78,057      149,150     1,128,168       697,963     1,679,580     1,294,102
Units redeemed                                     552,781      634,262     1,975,138     2,706,863     2,058,139     2,567,336
                                                 ---------    ---------     ---------     ---------     ---------     ---------
Units, end of period                             1,509,637    1,984,361     6,153,456     7,000,426     5,107,643     5,486,202
                                                 =========    =========     =========     =========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    U.S. High Yield        U.S. Large Cap Value        U.S. Large Cap Value
                                                       Series II                 Series I                    Series II
                                                ----------------------  --------------------------  --------------------------
                                                   2007        2006         2007          2006          2007          2006
                                                ----------  ----------  ------------  ------------  ------------  ------------
Income:
   Dividend distributions received              $  237,233  $   73,721  $  2,631,686  $  1,736,856  $    686,284  $    432,956
Expenses:
   Mortality and expense risk and
      administrative charges                        38,122      36,496     3,721,139     4,387,679     1,523,914     1,724,120
                                                ----------  ----------  ------------  ------------  ------------  ------------
Net investment income (loss)                       199,111      37,225    (1,089,453)   (2,650,823)     (837,630)   (1,291,164)
                                                ----------  ----------  ------------  ------------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received                  --          --            --            --            --            --
   Net realized gain (loss)                         15,157      46,495    26,371,067    20,601,294    10,820,446    11,795,517
                                                ----------  ----------  ------------  ------------  ------------  ------------
Realized gains (losses)                             15,157      46,495    26,371,067    20,601,294    10,820,446    11,795,517
                                                ----------  ----------  ------------  ------------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (183,812)     86,894   (26,522,699)    7,562,352   (10,557,642)   (1,690,201)
                                                ----------  ----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                           30,456     170,614    (1,241,085)   25,512,823      (574,826)    8,814,152
                                                ----------  ----------  ------------  ------------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                51,359      52,355     1,061,619     1,532,145     3,984,790     2,733,983
   Transfers between sub-accounts and the
      company                                      123,537   1,392,116   (30,754,880)  (35,211,240)  (13,042,116)  (13,289,650)
   Withdrawals                                    (617,194)   (341,327)  (40,481,917)  (37,739,086)  (12,548,683)  (11,607,732)
   Annual contract fee                              (4,068)     (5,135)     (509,892)     (629,484)     (301,476)     (369,336)
                                                ----------  ----------  ------------  ------------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             (446,366)  1,098,009   (70,685,070)  (72,047,665)  (21,907,485)  (22,532,735)
                                                ----------  ----------  ------------  ------------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         (415,910)  1,268,623   (71,926,155)  (46,534,842)  (22,482,311)  (13,718,583)
Contract owners' equity at beginning of period   2,539,468   1,270,845   275,659,074   322,193,916   101,074,243   114,792,826
                                                ----------  ----------  ------------  ------------  ------------  ------------
Contract owners' equity at end of period        $2,123,558  $2,539,468  $203,732,919  $275,659,074  $ 78,591,932  $101,074,243
                                                ==========  ==========  ============  ============  ============  ============

                                                   2007        2006         2007          2006          2007          2006
                                                ----------  ----------  ------------  ------------  ------------  ------------
Units, beginning of period                        183,393      98,804    18,402,991    23,450,735     6,320,408     7,796,497
Units issued                                      276,873     306,735       391,484       872,119       475,365       643,761
Units redeemed                                    308,593     222,146     4,936,868     5,919,863     1,753,447     2,119,850
                                                  -------     -------    ----------    ----------     ---------     ---------
Units, end of period                              151,673     183,393    13,857,607    18,402,991     5,042,326     6,320,408
                                                  =======     =======    ==========    ==========     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                UBS Large Cap
                                                   Series I    UBS Large Cap Series II      Utilities Series I
                                                -------------  -----------------------  --------------------------
                                                     2007          2007        2006         2007          2006
                                                -------------  -----------  ----------  ------------  ------------
Income:
   Dividend distributions received               $  1,432,907  $    84,192  $    2,527  $  1,120,666  $  1,081,136
Expenses:
   Mortality and expense risk and
      administrative charges                        2,700,096      228,671      18,664       891,674       720,208
                                                 ------------  -----------  ----------  ------------  ------------
Net investment income (loss)                       (1,267,189)    (144,479)    (16,137)      228,992       360,928
                                                 ------------  -----------  ----------  ------------  ------------
Realized gains (losses) on investments:
   Capital gain distributions received             11,379,074      914,063      23,542    13,372,632     5,654,947
   Net realized gain (loss)                           639,965     (982,335)     39,897     6,851,104     4,934,565
                                                 ------------  -----------  ----------  ------------  ------------
Realized gains (losses)                            12,019,039      (68,272)     63,439    20,223,736    10,589,512
                                                 ------------  -----------  ----------  ------------  ------------
Unrealized appreciation (depreciation) during
   the period                                     (25,463,388)  (1,990,142)    106,007    (7,484,610)    1,429,707
                                                 ------------  -----------  ----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from operations                         (14,711,538)  (2,202,893)    153,309    12,968,118    12,380,147
                                                 ------------  -----------  ----------  ------------  ------------
Changes from principal transactions:
   Purchase payments                                  823,642      185,628     346,460       438,643       473,490
   Transfers between sub-accounts and the
      company                                     289,244,857   20,473,243     457,267     1,722,631       249,536
   Withdrawals                                    (30,297,209)  (1,967,968)    (57,474)  (11,744,139)   (6,079,476)
   Annual contract fee                               (234,009)     (54,396)     (1,849)     (129,852)     (111,855)
                                                 ------------  -----------  ----------  ------------  ------------
Net increase (decrease) in contract owners'
   equity from principal transactions             259,537,281   18,636,507     744,404    (9,712,717)   (5,468,305)
                                                 ------------  -----------  ----------  ------------  ------------
Total increase (decrease) in contract owners'
   equity                                         244,825,743   16,433,614     897,713     3,255,401     6,911,842
Contract owners' equity at beginning of period             --    1,732,989     835,276    54,991,555    48,079,713
                                                 ------------  -----------  ----------  ------------  ------------
Contract owners' equity at end of period         $244,825,743  $18,166,603  $1,732,989  $ 58,246,956  $ 54,991,555
                                                 ============  ===========  ==========  ============  ============

                                                     2007          2007        2006         2007          2006
                                                -------------  -----------  ----------  ------------  ------------
Units, beginning of period                                --      111,882      60,633     3,126,751     3,527,852
Units issued                                      18,565,917    1,413,129      97,484     1,153,284     1,159,949
Units redeemed                                     2,804,552      346,650      46,235     1,639,910     1,561,050
                                                  ----------    ---------     -------     ---------     ---------
Units, end of period                              15,761,365    1,178,361     111,882     2,640,125     3,126,751
                                                  ==========    =========     =======     =========     =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                    Utilities Series II          Value Series I             Value Series II
                                                -------------------------  --------------------------  -------------------------
                                                    2007          2006         2007          2006          2007          2006
                                                ------------  -----------  ------------  ------------  ------------  -----------
Income:
   Dividend distributions received              $  1,032,155  $ 1,067,938  $  2,339,011  $    661,048  $    547,266  $    88,350
Expenses:
   Mortality and expense risk and
      administrative charges                       1,031,892      828,078     2,621,572     2,589,478       877,258      723,371
                                                ------------  -----------  ------------  ------------  ------------  -----------
Net investment income (loss)                             263      239,860      (282,561)   (1,928,430)     (329,992)    (635,021)
                                                ------------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses) on investments:
   Capital gain distributions received            14,884,648    6,040,657    49,273,071    24,499,393    15,635,690    6,126,383
   Net realized gain (loss)                        5,769,745    3,696,250    15,887,099    15,845,592     2,955,928    3,557,207
                                                ------------  -----------  ------------  ------------  ------------  -----------
Realized gains (losses)                           20,654,393    9,736,907    65,160,170    40,344,985    18,591,618    9,683,590
                                                ------------  -----------  ------------  ------------  ------------  -----------
Unrealized appreciation (depreciation) during
   the period                                     (7,147,678)   3,055,538   (52,902,867)   (7,557,978)  (15,022,089)  (1,151,657)
                                                ------------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from operations                         13,506,978   13,032,305    11,974,742    30,858,577     3,239,537    7,896,912
                                                ------------  -----------  ------------  ------------  ------------  -----------
Changes from principal transactions:
   Purchase payments                               1,034,798    2,949,795       682,201     1,061,161     4,510,994    5,775,771
   Transfers between sub-accounts and the
      company                                      2,724,184      953,232   (10,277,247)   (4,671,118)   (3,835,858)   3,549,292
   Withdrawals                                   (10,193,756)  (6,858,962)  (28,388,555)  (24,230,967)   (7,341,272)  (5,144,924)
   Annual contract fee                              (197,361)    (158,931)     (299,096)     (311,608)     (145,073)    (138,770)
                                                ------------  -----------  ------------  ------------  ------------  -----------
Net increase (decrease) in contract owners'
   equity from principal transactions             (6,632,135)  (3,114,866)  (38,282,697)  (28,152,532)   (6,811,209)   4,041,369
                                                ------------  -----------  ------------  ------------  ------------  -----------
Total increase (decrease) in contract owners'
   equity                                          6,874,843    9,917,439   (26,307,955)    2,706,045    (3,571,672)  11,938,281
Contract owners' equity at beginning of period    58,597,360   48,679,921   180,670,849   177,964,804    54,276,690   42,338,409
                                                ------------  -----------  ------------  ------------  ------------  -----------
Contract owners' equity at end of period        $ 65,472,203  $58,597,360  $154,362,894  $180,670,849  $ 50,705,018  $54,276,690
                                                ============  ===========  ============  ============  ============  ===========

                                                    2007          2006         2007          2006          2007          2006
                                                ------------  -----------  ------------  ------------  ------------  -----------
Units, beginning of period                        2,218,803    2,374,624     7,252,323     8,520,736     2,811,426    2,595,648
Units issued                                        711,474      878,798       513,191     1,290,010       998,012    1,613,430
Units redeemed                                      946,312    1,034,619     1,941,683     2,558,423     1,298,173    1,397,652
                                                  ---------    ---------     ---------     ---------     ---------    ---------
Units, end of period                              1,983,965    2,218,803     5,823,831     7,252,323     2,511,265    2,811,426
                                                  =========    =========     =========     =========     =========    =========

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H STATEMENT OF OPERATIONS AND CHANGES IN CONTRACT OWNERS' EQUITY
                        FOR THE YEARS ENDED DECEMBER 31,

                                                  Wellington Small Cap       Wellington Small Cap      Wells Capital Core
                                                    Growth Series II           Value Series II           Bond Series II
                                                ------------------------  -------------------------  ----------------------
                                                    2007         2006         2007          2006        2007        2006
                                                -----------  -----------  ------------  -----------  ----------  ----------
Income:
   Dividend distributions received              $        --  $        --  $    401,799  $        --  $  184,072  $   24,868
Expenses:
   Mortality and expense risk and
      administrative charges                        525,751      459,672     1,104,178      700,639      39,357      18,036
                                                -----------  -----------  ------------  -----------  ----------  ----------
Net investment income (loss)                       (525,751)    (459,672)     (702,379)    (700,639)    144,715       6,832
                                                -----------  -----------  ------------  -----------  ----------  ----------
Realized gains (losses) on investments:
   Capital gain distributions received            7,990,803           --    13,639,426    6,853,145          --          --
   Net realized gain (loss)                          (5,366)   2,090,682      (549,017)  (1,968,524)     25,885       1,067
                                                -----------  -----------  ------------  -----------  ----------  ----------
Realized gains (losses)                           7,985,437    2,090,682    13,090,409    4,884,621      25,885       1,067
                                                -----------  -----------  ------------  -----------  ----------  ----------
Unrealized appreciation (depreciation) during
   the period                                    (4,043,961)     721,704   (15,714,200)   2,936,137     (47,426)     27,008
                                                -----------  -----------  ------------  -----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from operations                         3,415,725    2,352,714    (3,326,170)   7,120,119     123,174      34,907
                                                -----------  -----------  ------------  -----------  ----------  ----------
Changes from principal transactions:
   Purchase payments                              3,071,003    4,822,952     3,685,194    3,356,522       6,214      71,807
   Transfers between sub-accounts and the
      company                                     6,828,232    6,956,279     8,274,065   28,278,476   2,617,126     741,894
   Withdrawals                                   (5,548,495)  (2,653,830)  (10,031,534)  (5,120,170)   (613,090)    (50,725)
   Annual contract fee                              (66,736)     (66,799)     (135,708)     (95,540)     (3,218)     (2,428)
                                                -----------  -----------  ------------  -----------  ----------  ----------
Net increase (decrease) in contract owners'
   equity from principal transactions             4,284,004    9,058,602     1,792,017   26,419,288   2,007,032     760,548
                                                -----------  -----------  ------------  -----------  ----------  ----------
Total increase (decrease) in contract owners'
   equity                                         7,699,729   11,411,316    (1,534,153)  33,539,407   2,130,206     795,455
Contract owners' equity at beginning of period   29,890,947   18,479,631    66,825,650   33,286,243   1,493,972     698,517
                                                -----------  -----------  ------------  -----------  ----------  ----------
Contract owners' equity at end of period        $37,590,676  $29,890,947  $ 65,291,497  $66,825,650  $3,624,178  $1,493,972
                                                ===========  ===========  ============  ===========  ==========  ==========

                                                    2007         2006         2007          2006        2007        2006
                                                -----------  -----------  ------------  -----------  ----------  ----------
Units, beginning of period                       1,718,376    1,168,765     4,011,905    2,336,746     117,383      55,998
Units issued                                     1,359,991    2,220,806     2,328,719    3,125,441     331,097     135,133
Units redeemed                                   1,127,995    1,671,195     2,204,671    1,450,282     175,903      73,748
                                                 ---------    ---------     ---------    ---------     -------     -------
Units, end of period                             1,950,372    1,718,376     4,135,953    4,011,905     272,577     117,383
                                                 =========    =========     =========    =========     =======     =======

See accompanying notes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2007

1. ORGANIZATION

John Hancock Life Insurance Company (U.S.A.) Separate Account H (the "Account") is a separate account established by John Hancock Life Insurance Company (U.S.A.) (the "Company"). The Company established the Account on August 24, 1984 as a separate account under Delaware law. The Account operates as a Unit Investment Trust under the Investment Company Act of 1940, as amended, and consists of 137 sub-accounts which are exclusively invested in corresponding portfolios of John Hancock Trust (the "Trust"), and 6 sub-accounts that are invested in portfolios of other Outside Trusts (the "Outside Trusts"). The Account is a funding vehicle for variable annuity contracts issued by the Company. The Account includes contracts issued for the following products:
Venture, Vantage, Vision, Venture III, Wealthmark, and Wealthmark ML3. These products are distinguished principally by the level of expenses and surrender charges.

Each sub-account holds shares of a particular series ("Portfolio") of a registered investment company. Sub-accounts that invest in Portfolios of the Trust may offer three classes of units to fund variable annuity contracts issued by the Company. These classes, Series I, Series II and Series NAV, respectively, represent an interest in the same Trust Portfolio, but in different classes of that Portfolio. Series I, Series II and Series NAV shares of the Trust differ in the level of 12b-1 fees and other expenses assessed against the Portfolio's assets.

The Company is an indirect, wholly owned subsidiary of The Manufacturers Life Insurance Company (MLI). MLI, in turn, is an indirect, wholly owned subsidiary of Manulife Financial Corporation (MFC), a Canadian-based publicly traded stock life insurance company. MFC and its subsidiaries are known collectively as Manulife Financial.

In addition to the Account, certain contract owners may also allocate funds to the Fixed Account, which is part of the Company's general account. Because of exemptive and exclusionary provisions, interests in the Fixed Account have not been registered under the Securities Act of 1933, and the Company's general account has not been registered as an investment company under the Investment Company Act of 1940.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2007

1. ORGANIZATION (CONTINUED)

Sub-accounts closed or opened in 2007 are as follows:

SUB-ACCOUNTS CLOSED                               2007
-------------------                              ------
Strategic Opportunities Series I                 Apr 27
Strategic Opportunities Series II                Apr 27
Invesco Utilities                                 May 3
Alger American Balanced                           May 3
Alger American Leveraged All Cap                  May 3
Credit Suisse Emerging Markets                    May 3
Credit Suisse Global Post Venture Capital         May 3
Dreyfus Socially Responsible Growth               May 3
Dreyfus IP Midcap Stock                           May 3
Scudder Blue Chip -- B                            May 3
Scudder Bond -- B                                 May 3
Scudder Capital Growth -- B                       May 3
Scudder Davis Venture Value -- B                  May 3
Scudder Dreman High Return Equity -- B            May 3
Scudder Dreman Small Cap Value -- B               May 3
Scudder Global Blue Chip -- B                     May 3
Scudder Global Discovery -- B                     May 3
Scudder Government Securities -- B                May 3
Scudder Growth & Income -- B                      May 3
Scudder Health Sciences -- B                      May 3
Scudder High Income -- B                          May 3
Scudder International -- B                        May 3
Scudder International Select Equity -- B          May 3
Scudder Janus Growth & Income -- B                May 3
Scudder Mid Cap Growth -- B                       May 3
Scudder Contrarian Value -- B                     May 3
Scudder Money Market -- B                         May 3
Scudder Real Estate -- B                          May 3
Scudder Small Cap Growth -- B                     May 3
Scudder Strategic Income -- B                     May 3
Scudder Technology Growth -- B                    May 3
Scudder Total Return -- B                         May 3
Scudder Turner Mid Cap Growth -- B                May 3
Special Value Series II                           Nov 9
Scudder Conservative Allocation -- B             Dec 12
Scudder Growth Allocation -- B                   Dec 12
Scudder Moderate Allocation -- B                 Dec 12

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2007

1. ORGANIZATION (CONTINUED)

SUB-ACCOUNTS OPENED                               2007
-------------------                              ------
American Asset Allocation Series II               May 1
American Asset High-Income Bond Series II         May 1
American Global Growth Series II                  May 1
American Global Small Capitalization Series II    May 1
American New World Series II                      May 1
Founding Allocation Series II                     May 1
High Income Series II                             May 1
Mid Cap Intersection Series II                    May 1
500 Index Fund B Series NAV                       May 3
International Equity Index B Series NAV           May 3
Money Market B Series NAV                         May 3
Bond Index Trust A Series II                      May 3
UBS Large Cap Series I                            May 3
American Fundamental Holdings Series II          Nov 12
American Global Diversification Series II        Nov 12

2. SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

VALUATION OF INVESTMENTS

Investments made in the Portfolios of the Trust and of the Outside Trusts are valued at the reported net asset values of such Portfolios. Investment transactions are recorded on the trade date. Income from dividends, and gains from realized gain distributions are recorded on the ex-dividend date. Realized gains and losses on the sales of investments are computed on the basis of the identified cost of the investment sold.

NET ASSETS IN PAYOUT (ANNUITIZATION) PERIOD

A portion of net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. Mortality assumptions are based on the Individual Annuity Mortality Table in effect at the time of annuitization. The assumed investment return is 4%, as regulated by the laws of the respective states. The mortality risk is borne entirely by the Company and may result in additional amounts being transferred into the variable annuity account by the Company to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the Company.

FEDERAL INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (the Code). Under the current provisions of the Code, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. Based on this, no charge is being made currently to the Account for federal income taxes.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                  NOTES TO FINANCIAL STATEMENTS -- (CONTINUED)
                                DECEMBER 31, 2007

2. SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

EXPENSES

The Company assumes mortality and expense risks of the Contracts and provides administrative services to the Account for which asset charges are deducted at various annual rates ranging from .45% to 2.05%, depending on the type of contract, of net assets of the sub-account. The Company makes certain other deductions from contract owner payments for premium taxes, rider fees, surrender fees, and annual contract fees, which are accounted for as a reduction of net assets resulting from contract owner transactions.

AMOUNTS RECEIVABLE/PAYABLE

Receivables/Payables from/to Portfolios/the Company are due to unsettled contract transactions (net of asset-based charges) and/or subsequent/preceding purchases/sales of the respective Portfolios' shares. The amounts are due from/to either the respective Portfolio and/or the Company for the benefit of contract owners. There are no unsettled policy transactions at December 31, 2007.

STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 157, FAIR VALUE MEASUREMENTS ("SFAS 157")

On September 15, 2006, the FASB issued SFAS 157. This standard, which provides guidance on how to measure fair values of assets and liabilities, applies whenever other standards require or permit assets or liabilities to be measured at fair value, but does not discuss when to use fair value accounting. SFAS 157 establishes a fair value measurement hierarchy that gives the highest priority to quoted prices in active markets and the lowest priority to market-unobservable data. It requires enhanced disclosure of fair value measurements including tabular disclosure by level of fair valued assets and liabilities within the hierarchy and tabular presentation of continuity within the period of those fair value items valued using the lowest hierarchy level.

SFAS 157 will be effective for the Account beginning January 1, 2008 and will then be prospectively applicable. The Account expects that the adoption of SFAS 157 will not have a material effect on its financial position and results of operations.

ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES, AN INTERPRETATION OF FASB STATEMENT NO. 109

In July 2006, the FASB released "Accounting for Uncertainty in Income Taxes" ("FIN 48") to clarify accounting for income taxes recognized in the financial statements in accordance with FASB 109, "Accounting for Income Taxes." FIN 48 is effective for fiscal years beginning after December 15, 2006 and prescribes a comprehensive model for how an entity should recognize, measure, present and disclose in its financial statements uncertain tax positions that the entity has taken or expect to take on a tax return. Upon adoption, as of January 1, 2007, FIN 48 had no impact on the financial statements of the Account.

RECLASSIFICATION

Certain amounts in the prior year financial statements have been reclassified to conform with the amounts in the current year financial statements.

3. TRANSACTIONS WITH AFFILIATES

The Company has an administrative services agreement with Manulife Financial, whereby Manulife Financial or its designee, with the consent of the Company, performs certain services on behalf of the Company necessary for the operation of the Account. The Company has underwriting and distribution agreements with its affiliate, John Hancock Distributors, LLC ("JH Distributors"). JH Distributors is owned by the Company. John Hancock Investment Management Services, LLC ("JHIMS"), a Delaware limited liability company controlled by the Company, serves as investment adviser for the Trust.

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                               DECEMBER 31, 2007

4. PURCHASES AND SALES OF INVESTMENTS

The cost of purchases including reinvestment of dividend distributions and proceeds from the sales of investments in the Portfolios of the Trust and the Outside Trusts during 2007 were as follows:

Sub-account                                           Purchases        Sales
-----------                                        --------------  ------------
500 Index Fund B Series NAV                        $  110,678,674  $ 23,755,571
500 Index Series I                                     14,271,826    48,576,072
500 Index Series II                                     7,818,379    28,850,665
Active Bond Series I                                   16,053,432    29,431,886
Active Bond Series II                                 123,125,705    98,641,774
Alger American Balanced                                   129,848    29,175,160
Alger American Leveraged All Cap                          814,651    12,705,174
All Cap Core Series I                                   5,913,263    47,435,318
All Cap Core Series II                                 13,032,971     6,567,877
All Cap Growth Series I                                 3,121,922    58,952,666
All Cap Growth Series II                                2,915,481     6,904,697
All Cap Value Series I                                 24,449,685    18,247,837
All Cap Value Series II                                21,628,686    18,055,961
American Asset Allocation Series II                   502,341,785    13,172,260
American Asset High-Income Bond Series II              48,931,258     2,945,886
American Blue-Chip Income & Growth Series II           41,163,492    52,010,127
American Bond Series II                               463,539,207    50,861,554
American Century - Small Company Series II              1,077,556     3,720,252
American Fundamental Holdings Series II                54,359,906       531,717
American Global Diversification Series II             105,236,926       597,562
American Global Growth Series II                      223,144,626     9,200,098
American Global Small Capitalization Series II         93,684,490     8,805,760
American Growth Series II                             415,975,777   190,321,372
American Growth-Income Series II                      337,051,600   121,500,780
American International Series II                      278,604,208   152,529,655
American New World Series II                           84,279,805     8,527,057
Basic Value Focus                                       3,260,119     8,854,433
Blue Chip Growth Series I                              19,964,432   155,319,512
Blue Chip Growth Series II                             24,855,851    41,244,601
Bond Index Trust A Series II                              872,965       421,607
Capital Appreciation Series I                          10,535,098    66,992,205
Capital Appreciation Series II                          9,109,840    33,537,141
CGTC Overseas Equity Series II                          4,300,290     4,127,911
Credit Suisse Emerging Markets                            660,993    19,657,335
Credit Suisse Global Post Venture Capital                 159,498     3,887,819
Dreyfus IP Midcap Stock                                 4,637,046    40,847,486
Dreyfus Socially Responsible Growth                        64,879     2,133,316
Dynamic Growth Series I                                 8,305,045    30,088,380
Dynamic Growth Series II                                3,678,492    11,590,202
Emerging Growth Series II                               8,244,026     9,087,370
Emerging Small Company Series I                        25,378,041    31,877,543
Emerging Small Company Series II                       15,724,531    18,266,510
Equity-Income Series I                                105,977,879   166,924,824
Equity-Income Series II                                68,402,907    81,349,281
Financial Services Series I                            13,154,174    22,666,421
Financial Services Series II                           16,771,219    24,929,911
Founding Allocation Series II                       1,141,684,938    41,262,499
Fundamental Value Series I                             19,959,590    43,977,548
Fundamental Value Series II                           132,053,534    79,018,377

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

4. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                           Purchases        Sales
-----------                                        --------------  ------------
Global Allocation Series I                         $   19,567,403  $ 22,645,733
Global Allocation Series II                            82,682,492    31,028,855
Global Bond Series I                                   32,609,735    34,240,421
Global Bond Series II                                  70,468,551    44,830,259
Global Trust Series I                                  20,898,232    55,821,848
Global Trust Series II                                 47,269,062    21,798,091
Health Sciences Series I                               28,568,634    28,490,631
Health Sciences Series II                              28,876,809    27,223,774
High Income Series II                                  12,113,147    10,434,055
High Yield Series I                                    42,349,136    66,471,790
High Yield Series II                                   33,562,799    47,526,436
Income & Value Series I                                37,385,642    73,929,306
Income & Value Series II                               14,631,881    19,144,528
Independence Investment LLC Small Cap Series II         1,068,227       972,395
Index Allocation Series II                            227,705,038    22,392,318
International Core Series I                            26,288,943    36,233,721
International Core Series II                           31,206,289    21,596,964
International Equity Index B Series NAV                61,491,365    19,815,601
International Small Cap Series I                       72,714,418    59,976,445
International Small Cap Series II                      59,384,052    33,654,108
International Value Series I                           85,058,141   116,027,951
International Value Series II                         108,230,490    79,884,478
Invesco Utilities                                         645,590     8,431,244
Investment Quality Bond Series I                       24,179,735    36,816,616
Investment Quality Bond Series II                      44,104,587    25,364,913
John Hancock International Equity Index Series I        8,401,944    28,530,530
John Hancock International Equity Index Series II       7,786,462    19,429,426
John Hancock Strategic Income Series II                 5,064,826     8,186,934
Large Cap Value Series I                               15,828,703    33,758,987
Large Cap Value Series II                              10,822,390    24,578,840
Lifestyle Aggressive Series I                          64,864,306    96,924,323
Lifestyle Aggressive Series II                         77,752,338    91,621,575
Lifestyle Balanced Series I                           193,760,696   246,753,686
Lifestyle Balanced Series II                        2,358,182,109   219,667,902
Lifestyle Conservative Series I                       124,531,489   115,742,892
Lifestyle Conservative Series II                      388,911,537   173,061,132
Lifestyle Growth Series I                             193,014,056   284,276,524
Lifestyle Growth Series II                          3,658,495,107   316,838,025
Lifestyle Moderate Series I                            98,162,115   103,668,112
Lifestyle Moderate Series II                          618,299,183   139,878,962
LMFC Core Equity Series II                             12,809,000    16,884,808
Marisco International Opportunities Series II          79,097,658    38,837,001
Mid Cap Index Series I                                 16,665,858    25,933,817
Mid Cap Index Series II                                61,353,448    34,403,727
Mid Cap Intersection Series II                          2,495,098       296,301
Mid Cap Stock Series I                                100,173,349   101,087,400
Mid Cap Stock Series II                                81,381,350    51,805,327
Mid Cap Value Series I                                 60,610,456    64,747,126
Mid Cap Value Series II                                59,265,571    62,112,696

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

4. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                          Purchases       Sales
-----------                                        ------------  ------------
ML Global Allocation                               $    136,826  $    526,136
Money Market B Series NAV                            77,492,228    34,345,702
Money Market Series I                               407,482,692   406,458,442
Money Market Series II                              702,065,227   573,352,804
Natural Resources Series II                         202,012,601   125,405,006
Pacific Rim Series I                                 24,691,378    28,104,576
Pacific Rim Series II                                30,613,632    22,749,540
PIM Classic Value Series II                          13,866,527    21,681,831
PIMCO VIT All Asset Series II                         6,858,234    19,491,430
Quantitative All Cap Series II                      177,226,491    43,671,256
Quantitative Mid Cap Series I                         2,097,208     4,005,753
Quantitative Mid Cap Series II                       28,009,831     9,272,446
Quantitative Value Series II                         31,192,691     8,971,216
Real Estate Securities Series I                      97,215,613    79,161,544
Real Estate Securities Series II                    120,921,626    73,912,553
Real Return Bond Series II                           24,058,465    36,105,358
Science & Technology Series I                        17,110,878    76,641,722
Science & Technology Series II                       26,823,991    27,446,638
Scudder Blue Chip -- B                                4,467,547    31,965,254
Scudder Bond -- B                                       441,415     1,021,292
Scudder Capital Growth -- B                           1,051,137    85,955,677
Scudder Conservative Allocation -- B                  2,624,128    34,345,012
Scudder Contrarian Value -- B                         1,739,504    29,174,967
Scudder Davis Venture Value -- B                      1,359,302    51,753,563
Scudder Dreman High Return Equity -- B                4,073,215   144,086,071
Scudder Dreman Small Cap Value -- B                   8,940,315    62,512,547
Scudder Equity Index 500 -- B                         2,965,154    12,721,762
Scudder Fixed Income -- B                             5,085,862    16,236,349
Scudder Global Blue Chip -- B                         4,447,552    18,210,329
Scudder Global Discovery -- B                         3,379,565    24,479,581
Scudder Government Securities -- B                    1,669,150    25,701,600
Scudder Growth & Income -- B                          2,007,623    30,898,970
Scudder Growth Allocation -- B                       15,300,507   155,518,885
Scudder Health Sciences Series II                       931,018    14,384,210
Scudder High Income -- B                              4,350,851    40,368,814
Scudder International -- B                            1,344,828    38,368,404
Scudder International Select Equity -- B              5,652,074    40,138,461
Scudder Janus Growth & Income -- B                      532,783    25,749,650
Scudder Mid Cap Growth -- B                             698,808     5,436,698
Scudder Moderate Allocation -- B                      9,690,358   127,247,288
Scudder Money Market -- B                            14,259,497    46,061,986
Scudder Real Estate -- B                              3,417,860    22,148,184
Scudder Small Cap Growth -- B                           328,064    28,756,536
Scudder Strategic Income -- B                         1,843,068    14,600,449
Scudder Technology Growth -- B                          414,448    10,167,079
Scudder Total Return -- B                               780,266    21,391,612
Scudder Turner Mid Cap Growth -- B                    1,694,026    20,585,692
Small Cap Index Series I                              7,297,024    12,707,710
Small Cap Index Series II                            97,729,809    30,015,152
Small Cap Opportunities Series I                      9,555,727    28,959,060

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                               DECEMBER 31, 2007

4. PURCHASES AND SALES OF INVESTMENTS-- (CONTINUED)

Sub-account                                          Purchases       Sales
-----------                                        ------------  ------------
Small Cap Opportunities Series II                  $  9,263,376  $ 20,791,264
Small Cap Value Focus                                 2,227,977     3,987,490
Small Company Value Series I                         33,339,675    68,609,601
Small Company Value Series II                        34,113,161    57,178,874
Special Value Series II                               2,483,179     6,697,058
Strategic Bond Series I                              28,183,653    35,548,074
Strategic Bond Series II                             22,744,329    26,016,625
Strategic Opportunities Series I                      3,224,744   328,289,164
Strategic Opportunities Series II                       385,268    24,718,640
T Rowe Price Mid Value Series II                     11,138,274     8,455,409
Total Return Series I                                44,020,866    77,164,876
Total Return Series II                               43,375,526    55,659,183
Total Stock Market Index Series I                     4,057,103     9,443,277
Total Stock Market Index Series II                   64,823,153    20,727,999
U.S. Core Series I                                   73,322,778   193,546,186
U.S. Core Series II                                   9,254,381    20,400,279
U.S. Global Leaders Growth Series I                   1,859,011     8,905,836
U.S. Global Leaders Growth Series II                  1,109,253     7,497,581
U.S. Government Securities Series I                  31,406,104    40,875,020
U.S. Government Securities Series II                 28,033,688    28,759,550
U.S. High Yield Series II                             4,083,756     4,331,010
U.S. Large Cap Value Series I                         8,335,814    80,110,338
U.S. Large Cap Value Series II                        7,363,590    30,108,706
UBS Large Cap Series I                              317,520,018    47,870,853
UBS Large Cap Series II                              25,188,087     5,781,997
Utilities Series I                                   37,451,205    33,562,298
Utilities Series II                                  36,808,386    28,555,611
Value Series I                                       64,514,486    53,806,673
Value Series II                                      35,117,765    26,623,277
Wellington Small Cap Growth Series II                32,601,058    20,852,001
Wellington Small Cap Value Series II                 52,665,454    37,936,390
Wells Capital Core Bond Series II                     4,463,561     2,311,814

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES

A summary of unit values and units outstanding for variable annuity contracts and the expense and income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                              --------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
500 Index Fund B Series NAV             2007    6,936   $12.25 to $12.20 $    84,872 2.05% to 1.40%     1.25%    (2.01)% to (2.43)%
500 Index Series I                      2007    8,813     14.47 to 13.19     109,739   1.90 to .45      2.20         4.43 to 2.92
                                        2006   11,610     14.21 to 11.66     139,913   1.90 to .45      0.98       14.74 to 13.09
                                        2005   14,907     12.54 to 10.29     158,071   1.90 to .45      1.61         3.82 to 2.33
                                        2004   18,323     12.23 to 10.03     189,375   1.90 to .45      0.92         9.76 to 8.18
                                        2003   20,234      11.29 to 9.25     192,606   1.90 to .45      0.90       27.43 to 25.60
500 Index Series II                     2007    4,687     18.94 to 17.75      76,993   2.05 to .45      1.92         4.25 to 2.59
                                        2006    5,989     18.53 to 15.21      95,202   2.05 to .45      0.82       14.54 to 12.73
                                        2005    7,895     16.42 to 13.44     110,890   2.05 to .45      1.41         3.65 to 2.01
                                        2004    9,261     16.08 to 13.12     126,997   2.05 to .45      0.67         9.50 to 7.76
                                        2003    8,139     14.91 to 12.13     103,376   2.05 to .45      1.32       27.19 to 19.17
Active Bond Series I                    2007    7,222     13.63 to 13.11      95,921   1.90 to .45      8.52         3.58 to 2.08
                                        2006    8,812     13.16 to 12.85     114,129   1.90 to .45      2.87         3.95 to 2.46
                                        2005   11,076     12.66 to 12.54     139,269   1.90 to .45      0.00         1.29 to 0.31
Active Bond Series II                   2007   37,399     13.56 to 12.99     491,157   2.05 to .45      7.95         3.31 to 1.66
                                        2006   38,059     13.12 to 12.78     489,521   2.05 to .45      2.62         3.74 to 2.10
                                        2005   39,503     12.65 to 12.51     495,632   2.05 to .45      0.00         1.18 to 0.10
Alger American Balanced                 2007       --     17.83 to 16.12          --  2.05 to 1.40      0.00         5.30 to 5.06
                                        2006    1,636     16.94 to 15.34      27,525  2.05 to 1.40      1.22         3.01 to 2.35
                                        2005    1,913     16.44 to 14.99      31,267  2.05 to 1.40      1.44         6.65 to 5.96
                                        2004    2,149     15.41 to 14.14      32,991  2.05 to 1.40      1.41         2.82 to 2.15
                                        2003    1,661     14.99 to 13.85      24,827  2.05 to 1.40      1.79       17.08 to 10.77
Alger American Leveraged All Cap        2007       --     26.37 to 22.61          --  2.05 to 1.40      0.00       12.20 to 11.95
                                        2006      452     23.50 to 20.19      10,548  2.05 to 1.40      0.00       17.31 to 16.55
                                        2005      476     20.03 to 17.33       9,463  2.05 to 1.40      0.00       12.57 to 11.84
                                        2004      511     17.80 to 15.49       9,040  2.05 to 1.40      0.00         6.40 to 5.71
                                        2003      351     16.72 to 14.65       5,847  2.05 to 1.40      0.00       32.31 to 17.24
All Cap Core Series I                   2007    5,691     15.34 to 15.01     105,085   1.90 to .45      1.40         2.20 to 0.72
                                        2006    7,796      20.83 to 9.21     143,933   1.90 to .45      0.72       14.23 to 12.59
                                        2005   10,039      18.41 to 8.17     163,206   1.90 to .45      0.79         8.59 to 7.03
                                        2004   12,446      17.11 to 7.62     188,029   1.90 to .45      0.46       15.81 to 14.13
                                        2003   15,007      14.92 to 6.67     197,675   1.90 to .45      0.00       30.95 to 29.07
All Cap Core Series II                  2007      876     20.79 to 20.17      16,332   2.05 to .45      0.75         1.95 to 0.32
                                        2006      546     20.80 to 16.71      10,072   2.05 to .45      0.58       14.03 to 12.23
                                        2005      621     18.52 to 14.83      10,075   2.05 to .45      0.67         8.40 to 6.69
                                        2004      804     17.34 to 13.84      12,196   2.05 to .45      0.30       15.53 to 13.70
                                        2003      737     15.23 to 12.13       9,713   2.05 to .45      0.00       30.67 to 21.79

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
All Cap Growth Series I                 2007    8,855   $17.67 to $14.07 $   171,682  1.90% to .45%     0.04%        11.55% to 9.94%
                                        2006   11,560      20.21 to 8.59     205,159   1.90 to .45      0.00           6.10 to 4.57
                                        2005   14,210      19.23 to 8.20     240,460   1.90 to .45      0.00           8.50 to 6.95
                                        2004   18,298      17.89 to 7.65     288,179   1.90 to .45      0.00           6.04 to 4.51
                                        2003   22,058      17.03 to 7.31     331,738   1.90 to .45      0.00         28.66 to 26.81
All Cap Growth Series II                2007    1,505     18.96 to 17.51      24,474   2.05 to .45      0.00          11.32 to 9.55
                                        2006    1,743     17.37 to 14.04      25,736   2.05 to .45      0.00           5.84 to 4.17
                                        2005    2,059     16.66 to 13.42      29,032   2.05 to .45      0.00           8.28 to 6.57
                                        2004    2,590     15.62 to 12.54      34,155   2.05 to .45      0.00           5.85 to 4.17
                                        2003    2,359     14.98 to 11.99      29,734   2.05 to .45      0.00         28.42 to 19.75
All Cap Value Series I                  2007    2,757     18.45 to 16.87      47,390   1.90 to .45      1.69           7.84 to 6.28
                                        2006    3,603     17.11 to 15.85      58,058   1.90 to .45      0.99         13.20 to 11.58
                                        2005    4,262     15.12 to 14.19      61,297   1.90 to .45      0.55           5.24 to 3.73
                                        2004    4,917     14.36 to 13.67      67,924   1.90 to .45      0.32         15.43 to 13.77
                                        2003    4,535     12.44 to 12.00      54,843   1.90 to .45      0.06         37.74 to 35.76
All Cap Value Series II                 2007    2,483     20.97 to 19.69      45,032   2.05 to .45      1.34           7.55 to 5.84
                                        2006    3,376     19.89 to 15.89      57,471   2.05 to .45      0.80         13.02 to 11.23
                                        2005    3,771     17.86 to 14.23      57,393   2.05 to .45      0.12           4.94 to 3.28
                                        2004    4,126     17.28 to 13.73      60,281   2.05 to .45      0.20         15.27 to 13.44
                                        2003    2,647     15.22 to 12.05      34,138   2.05 to .45      0.12         37.55 to 21.66
American Asset Allocation Series II     2007   37,749     12.60 to 12.47     472,822   2.05 to .45      3.79          0.81 to (0.26)
American Asset High-Income Bond Series
   II                                   2007    3,619     12.05 to 11.92      43,281   2.05 to .45     13.20        (3.62) to (4.65)
American Blue-Chip Income & Growth
   Series II                            2007    7,008     20.86 to 19.36     138,675   2.05 to .45      2.05          1.02 to (0.59)
                                        2006    8,938     20.65 to 19.48     177,061   2.05 to .45      0.43         16.27 to 14.43
                                        2005    9,653     17.76 to 17.02     166,288   2.05 to .45      0.04           6.19 to 4.51
                                        2004    9,918     16.72 to 16.29     162,747   2.05 to .45      0.00           8.64 to 6.91
                                        2003    5,502     15.39 to 15.23      84,057   2.05 to .45      0.00         23.16 to 21.73
American Bond Series II                 2007   66,523     13.52 to 13.01     875,494   2.05 to .45      4.45           2.30 to 0.66
                                        2006   36,600     13.22 to 12.92     475,934   2.05 to .45      0.00           6.01 to 4.33
                                        2005   10,103     12.47 to 12.38     125,328   2.05 to .45      0.00        (0.27) to (0.92)
American Century - Small Company
   Series II                            2007      286     15.59 to 14.70       4,287   2.05 to .45      0.00        (7.14) to (8.62)
                                        2006      488     16.79 to 16.09       7,959   2.05 to .45      0.00           4.94 to 3.28
                                        2005    1,645     16.00 to 15.58      25,860   2.05 to .45      0.00           5.52 to 3.85
                                        2004      451     15.16 to 15.00       6,788   2.05 to .45      0.00         21.32 to 20.04
American Fundamental Holdings
   Series II                            2007    4,219     12.58 to 12.55      53,003   2.05 to .45      2.84           0.65 to 0.43
American Global Diversification
   Series II                            2007    8,251     12.58 to 12.55     103,611   2.05 to .45      2.96           0.61 to 0.39
American Global Growth Series II        2007   16,199     13.31 to 13.17     214,070   2.05 to .45      3.30           6.51 to 1.66
American Global Small Capitalization
   Series II                            2007    6,051     13.59 to 13.44      81,611   2.05 to .45      2.66           8.71 to 7.55

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
American Growth Series II               2007   71,979   $23.91 to $22.20 $ 1,544,152  2.05% to .45%     0.97%       11.23% to 9.45%
                                        2006   65,701     21.50 to 12.85   1,324,518   2.05 to .45      0.17          9.15 to 2.77
                                        2005   53,643     19.70 to 18.88   1,024,545   2.05 to .45      0.00        15.07 to 13.25
                                        2004   39,162     17.12 to 16.67     657,625   2.05 to .45      0.00         11.41 to 9.64
                                        2003   16,805     15.36 to 15.20     256,281   2.05 to .45      0.00        22.92 to 21.63
American Growth-Income Series II        2007   66,656     21.06 to 19.55   1,269,653   2.05 to .45      2.82          4.00 to 2.35
                                        2006   57,500     20.25 to 13.50   1,094,820   2.05 to .45      0.92         14.10 to 8.01
                                        2005   45,371     17.74 to 17.01     780,505   2.05 to .45      0.35          4.81 to 3.16
                                        2004   31,223     16.93 to 16.49     518,556   2.05 to .45      0.22          9.34 to 7.60
                                        2003   11,246     15.48 to 15.32     172,841   2.05 to .45      0.00        23.87 to 22.15
American International Series II        2007   36,873     33.08 to 30.71   1,049,619   2.05 to .45      2.13        18.87 to 16.97
                                        2006   33,554     27.83 to 13.23     856,032   2.05 to .45      0.72         17.79 to 5.84
                                        2005   24,693     23.63 to 22.64     565,653   2.05 to .45      0.51        20.33 to 18.42
                                        2004   14,790     19.64 to 19.12     284,896   2.05 to .45      0.29        18.21 to 16.33
                                        2003    3,752     16.61 to 16.44      61,859   2.05 to .45      0.00        32.89 to 30.62
American New World Series II            2007    5,282     15.02 to 14.86      78,752   2.05 to .45      4.11         20.18 to 3.01
Basic Value Focus                       2007      771     32.71 to 17.02      20,420  1.90 to 1.40      1.15         0.22 to (0.28)
                                        2006    1,058     32.64 to 16.86      28,247  1.90 to 1.40      1.32        19.98 to 19.38
                                        2005    1,355     27.21 to 14.11      30,549  1.90 to 0.45      1.13          1.36 to 0.85
                                        2004    1,658     26.84 to 13.97      36,880  1.90 to 1.40      0.93          9.39 to 8.84
                                        2003    1,882     24.54 to 12.82      38,154  1.90 to 1.40      0.96        31.20 to 30.55
Blue Chip Growth Series I               2007   21,089     18.58 to 15.07     478,935   1.90 to .45      0.72        12.24 to 10.61
                                        2006   26,907     24.22 to 10.96     554,434   1.90 to .45      0.21          9.09 to 5.59
                                        2005   33,551     22.46 to 10.18     642,723   1.90 to .45      0.42          5.12 to 3.62
                                        2004   41,137      21.63 to 9.81     759,232   1.90 to .45      0.12          8.54 to 6.98
                                        2003   48,831      20.17 to 9.15     840,948   1.90 to .45      0.04        28.59 to 26.74
Blue Chip Growth Series II              2007    9,256     19.11 to 18.31     155,552   2.05 to .45      0.39        12.00 to 10.22
                                        2006   10,160     17.40 to 13.18     154,585   2.05 to .45      0.03          8.82 to 5.44
                                        2005   11,287     16.23 to 13.41     159,767   2.05 to .45      0.00          4.89 to 3.23
                                        2004   10,152     15.71 to 12.94     138,678   2.05 to .45      0.06          8.34 to 6.62
                                        2003    7,296     14.72 to 12.09      93,168   2.05 to .45      0.19        28.44 to 17.65
Bond Index Trust A Series II            2007       35     12.97 to 12.91         459  2.05 to 1.40      2.75          3.74 to 3.29
Capital Appreciation Series I           2007   17,486     13.52 to 11.07     182,898   1.90 to .45      0.27         11.11 to 9.50
                                        2006   22,981      12.66 to 9.20     218,602   1.90 to .45      0.00          1.80 to 0.34
                                        2005    4,458      12.41 to 9.15      42,848   1.90 to .45      0.00        13.48 to 11.86
                                        2004    4,728      11.08 to 8.17      40,612   1.90 to .45      0.00          8.84 to 7.27
                                        2003    5,308      10.30 to 7.61      42,404   1.90 to .45      0.00        28.89 to 27.04
Capital Appreciation Series II          2007    5,414     19.31 to 17.18      85,349   2.05 to .45      0.08         10.86 to 9.09
                                        2006    6,969     17.77 to 12.63     100,281   2.05 to .45      0.00          1.61 to 0.00
                                        2005    3,050     17.75 to 13.37      43,563   2.05 to .45      0.00        13.19 to 11.40
                                        2004    2,967     15.92 to 11.95      38,036   2.05 to .45      0.00          8.74 to 7.01
                                        2003    2,923     14.86 to 11.12      34,922   2.05 to .45      0.00        28.77 to 18.81

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
CGTC Overseas Equity Series II          2007      348   $20.30 to $19.45 $     6,853  2.05% to .45%     1.93%       11.70% to 9.92%
                                        2006      382     18.17 to 17.69       6,821   2.05 to .45      0.44        19.10 to 17.22
                                        2005      288     15.36 to 15.09       4,363   2.05 to .45      0.00        22.04 to 20.76
Credit Suisse Emerging Markets          2007       --     40.35 to 37.26          --  2.05 to 1.40      0.00          5.67 to 5.44
                                        2006      475     38.19 to 35.34      17,978  2.05 to 1.40      0.55        30.68 to 29.83
                                        2005      522     29.22 to 27.22      15,142  2.05 to 1.40      0.74        26.16 to 25.35
                                        2004      453     23.16 to 21.71      10,438  2.05 to 1.40      0.33        23.19 to 22.39
                                        2003      281     18.80 to 17.74       5,264  2.05 to 1.40      0.00        42.11 to 40.19
Credit Suisse Global Post Venture
   Capital                              2007       --     31.45 to 26.83          --  2.05 to 1.40      0.00          7.06 to 6.82
                                        2006      119     29.37 to 25.12       3,471  2.05 to 1.40      0.00        11.63 to 10.91
                                        2005      142     26.31 to 22.64       3,716  2.05 to 1.40      0.00        14.53 to 13.79
                                        2004       97     22.97 to 19.90       2,214  2.05 to 1.40      0.00        16.35 to 15.59
                                        2003       61     19.75 to 17.22       1,194  2.05 to 1.40      0.00        45.61 to 37.72
Dreyfus IP Midcap Stock                 2007       --     25.17 to 21.12          --  2.05 to 1.40      0.30          9.13 to 8.89
                                        2006    1,624     23.07 to 19.40      37,123  2.05 to 1.40      0.19          6.18 to 5.50
                                        2005    1,879     21.72 to 18.39      40,476  2.05 to 1.40      0.00          7.43 to 6.73
                                        2004    1,876     20.22 to 17.23      37,675  2.05 to 1.40      0.21        12.64 to 11.91
                                        2003    1,298     17.95 to 15.39      23,165  2.05 to 1.40      0.35        29.65 to 23.15
Dreyfus Socially Responsible Growth     2007       --     20.67 to 17.39          --  2.05 to 1.40      0.28          5.81 to 5.58
                                        2006      101     19.53 to 16.47       1,951  2.05 to 1.40      0.00          7.45 to 6.75
                                        2005      118     18.18 to 15.43       2,124  2.05 to 1.40      0.00          1.92 to 1.26
                                        2004      125     17.84 to 15.24       2,210  2.05 to 1.40      0.16          4.46 to 3.78
                                        2003      108     17.07 to 14.68       1,829  2.05 to 1.40      0.00        24.01 to 17.45
Dynamic Growth Series I                 2007   10,219      13.30 to 6.39      65,540   1.90 to .45      0.00          8.78 to 7.20
                                        2006   13,497      12.54 to 5.42      80,189   1.90 to .45      0.00         10.53 to 8.94
                                        2005   17,531      11.49 to 4.96      95,384   1.90 to .45      0.00        11.89 to 10.29
                                        2004   20,131      10.40 to 4.49      99,318   1.90 to .45      0.00          9.50 to 7.92
                                        2003   24,253       9.61 to 4.15     110,270   1.90 to .45      0.00        28.45 to 26.61
Dynamic Growth Series II                2007    1,447     21.29 to 19.16      25,788   2.05 to .45      0.00          8.69 to 6.95
                                        2006    1,869     19.98 to 15.80      30,934   2.05 to .45      0.00         10.23 to 8.48
                                        2005    2,631     18.40 to 14.50      40,096   2.05 to .45      0.00         11.51 to 9.74
                                        2004    2,713     16.75 to 13.16      37,343   2.05 to .45      0.00          9.53 to 7.78
                                        2003    3,026     15.52 to 12.16      38,545   2.05 to .45      0.00        28.54 to 24.11
Emerging Growth Series II               2007      407     21.16 to 19.64       8,174   2.05 to .45      0.00          3.27 to 1.62
                                        2006      574     20.49 to 19.33      11,308   2.05 to .45      0.00         10.88 to 9.13
                                        2005      474     18.48 to 17.71       8,502   2.05 to .45      0.00          6.90 to 5.21
                                        2004      473     17.29 to 16.84       8,037   2.05 to .45      0.00          6.16 to 4.47
                                        2003      232     16.29 to 16.12       3,758   2.05 to .45      0.00        30.29 to 28.93
Emerging Small Company Series I         2007    4,312     17.86 to 13.85      78,404   1.90 to .45      0.00          7.56 to 6.00
                                        2006    5,675      19.70 to 9.08      98,496   1.90 to .45      0.00          1.95 to 0.48
                                        2005    7,372      19.51 to 9.03     125,171   1.90 to .45      0.00          4.57 to 3.07
                                        2004    9,204      18.84 to 8.74     151,794   1.90 to .45      0.00         11.02 to 9.42
                                        2003   11,131      17.13 to 7.98     166,790   1.90 to .45      0.00        39.10 to 37.10

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                               DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Emerging Small Company Series II        2007    2,456   $19.14 to $16.87 $    38,606   2.05% to .45%    0.00%        7.35% to 5.64%
                                        2006    3,257     18.18 to 14.11      47,965    2.05 to .45     0.00          1.72 to 0.11
                                        2005    4,485     18.14 to 14.04      65,843    2.05 to .45     0.00          4.39 to 2.73
                                        2004    4,677     17.64 to 13.61      66,353    2.05 to .45     0.00         10.81 to 9.05
                                        2003    4,424     16.16 to 12.43      57,408    2.05 to .45     0.00        38.85 to 29.21
Equity-Income Series I                  2007   17,778     22.47 to 17.31     540,216    1.90 to .45     2.81          2.88 to 1.39
                                        2006   22,179     36.09 to 13.77     662,231    1.90 to .45     1.55        18.49 to 10.17
                                        2005   26,812     30.74 to 14.61     685,525    1.90 to .45     1.30          3.46 to 1.97
                                        2004   30,961     30.00 to 14.33     775,420    1.90 to .45     1.29        14.29 to 12.64
                                        2003   34,642     26.50 to 12.72     772,001    1.90 to .45     1.52        25.01 to 23.21
Equity-Income Series II                 2007   13,765     20.10 to 18.74     241,867    2.05 to .45     2.48          2.70 to 1.06
                                        2006   16,212     19.96 to 13.75     282,032    2.05 to .45     1.36        18.23 to 10.03
                                        2005   18,135     17.14 to 14.64     270,442    2.05 to .45     0.93          3.26 to 1.62
                                        2004   17,406     16.85 to 14.38     254,336    2.05 to .45     0.89        14.09 to 12.28
                                        2003   13,005     14.99 to 12.79     168,285    2.05 to .45     1.96        24.84 to 19.83
Financial Services Series I             2007    1,792     17.21 to 16.06      28,749    1.90 to .45     1.20       (7.24) to (8.58)
                                        2006    2,583     18.56 to 14.42      45,180    1.90 to .45     0.36        22.57 to 15.39
                                        2005    2,635     15.14 to 14.21      37,996    1.90 to .45     0.39          9.28 to 7.72
                                        2004    3,009     13.85 to 13.18      40,133    1.90 to .45     0.36          9.88 to 8.30
                                        2003    3,424     12.61 to 12.16      42,023    1.90 to .45     0.18        32.98 to 31.07
Financial Services Series II            2007    2,222     19.86 to 18.55      38,360    2.05 to .45     0.87       (7.35) to (8.83)
                                        2006    2,934     21.86 to 14.40      55,701    2.05 to .45     0.21        22.22 to 15.22
                                        2005    2,548     18.16 to 15.54      40,197    2.05 to .45     0.20          9.13 to 7.41
                                        2004    2,668     16.89 to 14.45      39,012    2.05 to .45     0.24          9.59 to 7.85
                                        2003    2,493     15.64 to 13.37      33,639    2.05 to .45     0.30        32.80 to 25.08
Founding Allocation Series II           2007   88,895     12.07 to 11.94   1,067,048    2.05 to .45     0.97       (3.45) to (4.47)
Fundamental Value Series I              2007    8,886     17.95 to 16.97     148,942    1.90 to .45     1.57          3.57 to 2.07
                                        2006   10,715     17.34 to 13.64     175,241    1.90 to .45     0.80         14.00 to 9.10
                                        2005   12,105     15.21 to 14.28     175,605    1.90 to .45     0.46          8.35 to 6.80
                                        2004   13,372     14.03 to 13.35     181,041    1.90 to .45     0.46         11.30 to 9.69
                                        2003   13,199     12.69 to 12.16     162,347    1.90 to .45     0.28        29.25 to 27.39
Fundamental Value Series II             2007   22,520     20.36 to 19.37     399,581    2.05 to .45     1.21          3.41 to 1.75
                                        2006   20,167     20.09 to 13.62     353,591    2.05 to .45     0.58         13.73 to 8.94
                                        2005   15,513     17.93 to 15.62     245,661    2.05 to .45     0.21          8.21 to 6.50
                                        2004   11,922     16.82 to 14.65     176,399    2.05 to .45     0.31         10.94 to 9.18
                                        2003    8,509     15.39 to 13.40     114,784    2.05 to .45     0.38        28.99 to 23.01
Global Allocation Series I              2007    4,328     14.49 to 14.04      56,387    1.90 to .45     6.21          4.66 to 3.14
                                        2006    5,264     14.20 to 12.39      66,274    1.90 to .45     1.04         12.99 to 6.53
                                        2005    5,523     12.73 to 11.10      62,159    1.90 to .45     0.96          5.73 to 4.21
                                        2004    5,658     12.19 to 10.62      60,918    1.90 to .45     1.02        12.22 to 10.60
                                        2003    5,563      11.00 to 9.58      53,961    1.90 to .45     0.49        25.86 to 24.05

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                               DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Global Allocation Series II             2007   12,998  $19.35 to $17.90  $   208,609  2.05% to .45%     6.27%         4.40% to 2.73%
                                        2006   11,570    18.90 to 13.30      181,781   2.05 to .45      0.77          12.77 to 6.39
                                        2005    7,328    17.01 to 13.74      105,078   2.05 to .45      0.71           5.46 to 3.79
                                        2004    3,418    16.38 to 13.18       47,201   2.05 to .45      0.58         12.02 to 10.24
                                        2003    1,379    14.84 to 11.91       17,238   2.05 to .45      0.66         25.90 to 18.64
Global Bond Series I                    2007    3,988    19.61 to 18.61       97,298   1.90 to .45      7.40           9.14 to 7.56
                                        2006    4,255    27.35 to 12.69       97,361   1.90 to .45      0.00           4.80 to 1.56
                                        2005    5,053    26.35 to 16.54      112,958   1.90 to .45      4.81        (6.96) to (8.30)
                                        2004    5,762    28.59 to 18.02      140,271   1.90 to .45      3.93           9.75 to 8.16
                                        2003    6,594    26.30 to 16.64      148,104   1.90 to .45      3.57         14.88 to 13.22
Global Bond Series II                   2007   12,099    19.15 to 14.58      212,896   2.05 to .45      7.11           8.85 to 7.29
                                        2006   11,018    17.60 to 12.67      182,700   2.05 to .45      0.00           4.60 to 1.36
                                        2005    8,123    16.83 to 13.23      132,346   2.05 to .45      4.05        (7.07) to (8.54)
                                        2004    5,635    18.33 to 14.46      100,044   2.05 to .45      2.53           9.57 to 7.83
                                        2003    3,612    16.93 to 13.41       59,182   2.05 to .45      4.47          14.65 to 7.29
Global Trust Series I                   2007    7,318    18.12 to 16.18      212,666   1.90 to .45      2.29          0.88 to (0.58)
                                        2006    8,922    33.14 to 15.13      260,712   1.90 to .45      1.35         19.78 to 18.06
                                        2005   10,732    27.93 to 12.80      264,521   1.90 to .45      1.27          10.22 to 8.64
                                        2004   12,558    25.58 to 11.77      284,712   1.90 to .45      1.76         14.24 to 12.59
                                        2003   14,733    22.61 to 10.45      297,329   1.90 to .45      0.94         26.89 to 25.06
Global Trust Series II                  2007    3,028    21.32 to 19.88       56,610   2.05 to .45      1.24          0.64 to (0.97)
                                        2006    1,911    21.61 to 18.43       35,849   2.05 to .45      1.20         19.56 to 17.66
                                        2005    2,039    18.35 to 15.60       32,214   2.05 to .45      1.07          10.00 to 8.26
                                        2004    1,761    16.93 to 14.35       25,596   2.05 to .45      1.27         14.02 to 12.21
                                        2003    1,441    15.07 to 12.74       18,591   2.05 to .45      1.29         26.66 to 20.52
Health Sciences Series I                2007    3,480    21.57 to 19.31       69,811   1.90 to .45      0.00         17.14 to 15.45
                                        2006    4,163    18.41 to 13.39       72,020   1.90 to .45      0.00           7.89 to 6.34
                                        2005    4,903    17.07 to 15.73       79,469   1.90 to .45      0.00         12.14 to 10.53
                                        2004    5,488    15.22 to 14.23       80,167   1.90 to .45      0.00         14.79 to 13.13
                                        2003    5,751    13.26 to 12.58       73,964   1.90 to .45      0.00         35.61 to 33.66
Health Sciences Series II               2007    3,394    23.36 to 22.69       71,855   2.05 to .45      0.00         16.91 to 15.05
                                        2006    3,954    19.98 to 13.38       72,848   2.05 to .45      0.00           7.68 to 5.98
                                        2005    4,467    18.66 to 15.95       77,355   2.05 to .45      0.00         11.92 to 10.15
                                        2004    4,517    16.93 to 14.42       70,754   2.05 to .45      0.00         14.53 to 12.70
                                        2003    3,617    15.00 to 12.75       50,184   2.05 to .45      0.00         35.30 to 19.94
High Income Series II                   2007       93    11.61 to 11.49        1,071   2.05 to .45      1.46        (7.12) to (8.11)
High Yield Series I                     2007    4,963    16.29 to 16.00       81,825   1.90 to .45     12.30          1.18 to (0.29)
                                        2006    7,027    17.23 to 13.27      116,074   1.90 to .45      6.60           9.87 to 6.18
                                        2005    8,853    15.83 to 13.31      134,654   1.90 to .45      5.33           3.23 to 1.75
                                        2004   12,535    15.48 to 13.07      186,476   1.90 to .45      5.11          10.56 to 8.97
                                        2003   16,032    14.14 to 11.97      217,897   1.90 to .45      5.25         23.89 to 22.11

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
High Yield Series II                    2007    3,942  $18.37 to $16.21  $    66,768  2.05% to .45%    11.87%       0.90% to (0.71)%
                                        2006    5,215    18.21 to 13.26       88,817   2.05 to .45      6.47          9.74 to 6.05
                                        2005    6,168    16.59 to 15.11       96,925   2.05 to .45      4.29          3.09 to 1.46
                                        2004    7,789    16.09 to 14.90      120,087   2.05 to .45      3.83         10.35 to 8.59
                                        2003    6,901    14.58 to 13.72       97,677   2.05 to .45      5.55         23.64 to 9.74
Income & Value Series I                 2007   10,865    19.15 to 14.50      267,191   1.90 to .45      3.92         0.65 to (0.80)
                                        2006   13,422    27.95 to 13.00      330,323   1.90 to .45      2.06          8.18 to 4.00
                                        2005   16,723    26.08 to 13.47      384,468   1.90 to .45      1.74          4.75 to 3.25
                                        2004   21,495    25.14 to 13.03      474,087   1.90 to .45      1.28          7.16 to 5.61
                                        2003   20,994    23.68 to 12.33      443,553   1.90 to .45      1.98        25.92 to 24.11
Income & Value Series II                2007    5,130    16.64 to 16.38       78,943   2.05 to .45      3.64         0.45 to (1.15)
                                        2006    5,880    16.64 to 12.98       91,332   2.05 to .45      1.85          7.93 to 3.86
                                        2005    6,788    15.65 to 14.18       98,864   2.05 to .45      1.58          4.51 to 2.86
                                        2004    8,251    15.20 to 13.73      116,251   2.05 to .45      0.90          6.93 to 5.23
                                        2003    5,631    14.43 to 13.00       75,171   2.05 to .45      2.22        25.72 to 15.33
Independence Investment LLC Small Cap
   Series II                            2007       81    15.22 to 14.58        1,194   2.05 to .45      0.00       (0.16) to (1.76)
                                        2006       87    15.25 to 14.85        1,298   2.05 to .45      0.00          6.93 to 5.24
                                        2005       43    14.36 to 14.11          613   2.05 to .45      0.00        14.06 to 12.86
Index Allocation Series II              2007   21,010    14.46 to 14.03      295,947   2.05 to .45      4.07          6.07 to 4.38
                                        2006    7,176    13.63 to 13.22       96,463   2.05 to .45      2.53          9.07 to 5.76
International Core Series I             2007    4,161    19.72 to 19.47       80,318   1.90 to .45      2.14         10.92 to 9.31
                                        2006    5,288    18.57 to 13.34       93,287   1.90 to .45      0.58         24.21 to 6.71
                                        2005    5,936    15.09 to 11.01       85,234   1.90 to .45      0.80        15.42 to 13.77
                                        2004    7,051     13.20 to 9.66       88,832   1.90 to .45      0.83        15.07 to 13.41
                                        2003    8,136     11.58 to 8.51       90,089   1.90 to .45      0.51        29.69 to 27.82
International Core Series II            2007    2,356    27.73 to 22.96       49,951   2.05 to .45      1.84         10.63 to 8.87
                                        2006    2,166    25.57 to 13.33       42,672   2.05 to .45      0.41         24.06 to 6.68
                                        2005    1,940    20.92 to 15.87       31,414   2.05 to .45      0.00        15.19 to 13.36
                                        2004    2,041    18.44 to 13.98       29,022   2.05 to .45      0.62        14.83 to 13.01
                                        2003    1,933    16.30 to 12.35       24,222   2.05 to .45      0.73        30.55 to 27.81
International Equity Index B Series
   NAV                                  2007    3,272    13.17 to 13.12       43,122  2.05 to 1.40      1.91          5.44 to 4.99
International Small Cap Series I        2007    4,226    25.40 to 25.21      111,985   1.90 to .45      2.70          9.64 to 8.05
                                        2006    5,090    26.22 to 13.60      125,839   1.90 to .45      1.15         27.15 to 8.82
                                        2005    5,693    20.82 to 10.89      112,015   1.90 to .45      0.93          9.61 to 8.04
                                        2004    6,714    19.17 to 10.06      122,001   1.90 to .45      0.12        20.52 to 18.78
                                        2003    7,269     16.06 to 8.46      111,031   1.90 to .45      0.00        54.25 to 52.03
International Small Cap Series II       2007    2,477    30.83 to 28.02       63,091   2.05 to .45      2.40          9.40 to 7.66
                                        2006    2,156    28.74 to 13.59       52,297   2.05 to .45      1.01         26.98 to 8.76
                                        2005    2,140    22.97 to 19.13       41,886   2.05 to .45      0.25          9.38 to 7.65
                                        2004    2,122    21.32 to 17.75       38,396   2.05 to .45      0.08        20.32 to 18.41
                                        2003    1,415    17.99 to 14.96       21,492   2.05 to .45      0.00        54.04 to 43.80

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
International Value Series I            2007   13,413   $24.65 to $24.22 $   295,227  1.90% to .45%     4.19%       9.03% to 7.45%
                                        2006   17,751     22.78 to 14.14     361,944   1.90 to .45      1.87       29.01 to 13.12
                                        2005   21,037     17.88 to 15.65     335,774   1.90 to .45      0.63        10.05 to 8.47
                                        2004   11,967     16.45 to 14.40     175,648   1.90 to .45      1.21       21.00 to 19.25
                                        2003   11,407     13.77 to 12.05     139,827   1.90 to .45      0.82       44.21 to 42.14
International Value Series II           2007    9,361     30.14 to 26.35     231,324   2.05 to .45      3.64         8.86 to 7.13
                                        2006    9,830     28.23 to 14.11     228,099   2.05 to .45      1.69       28.69 to 12.92
                                        2005   10,598     22.27 to 17.84     194,292   2.05 to .45      0.60         9.81 to 8.08
                                        2004    8,850     20.58 to 16.48     149,346   2.05 to .45      0.88       20.83 to 18.91
                                        2003    6,547     17.29 to 13.84      92,300   2.05 to .45      1.11       43.87 to 38.26
Invesco Utilities                       2007       --     31.72 to 28.09          --  2.05 to 1.40      0.00       14.62 to 14.36
                                        2006      247     27.68 to 24.57       6,763  2.05 to 1.40      3.32       23.72 to 22.92
                                        2005      291     22.37 to 19.98       6,449  2.05 to 1.40      2.53       15.22 to 14.47
                                        2004      239     19.42 to 17.46       4,608  2.05 to 1.40      2.37       21.84 to 21.04
                                        2003      201     15.94 to 14.42       3,187  2.05 to 1.40      2.40       15.84 to 15.26
Investment Quality Bond Series I        2007    5,274     20.29 to 15.56     120,393   1.90 to .45      8.94         5.73 to 4.20
                                        2006    6,261     30.98 to 13.03     136,834   1.90 to .45      6.21         4.34 to 1.62
                                        2005    7,772     30.30 to 14.70     167,181   1.90 to .45      5.80         1.80 to 0.34
                                        2004    9,594     30.02 to 14.65     204,558   1.90 to .45      6.19         4.34 to 2.83
                                        2003   12,231     29.01 to 14.24     253,171   1.90 to .45      5.33         6.84 to 5.30
Investment Quality Bond Series II       2007    8,639     16.47 to 13.69     130,926   2.05 to .45      8.68         5.44 to 3.76
                                        2006    7,917     15.62 to 13.00     115,907   2.05 to .45      5.20         4.16 to 1.27
                                        2005    5,017     15.18 to 13.03      73,033   2.05 to .45      4.65        1.57 to (0.04)
                                        2004    3,804     14.94 to 13.04      55,108   2.05 to .45      4.96         4.18 to 2.52
                                        2003    3,867     14.34 to 12.71      54,454   2.05 to .45      6.83         6.76 to 1.74
John Hancock International Equity
   Index Series I                       2007    1,307     24.60 to 23.33      30,978   1.90 to .45      3.65       14.90 to 13.24
                                        2006    2,339     21.41 to 20.60      48,747   1.90 to .45      0.83       24.92 to 23.13
                                        2005    1,670     17.14 to 16.73      28,128   1.90 to .45      0.89       16.09 to 14.42
                                        2004    1,580     14.76 to 14.62      23,155   1.90 to .45      0.49       18.09 to 16.96
John Hancock International Equity
   Index Series II                      2007    1,301     24.41 to 23.02      30,453   2.05 to .45      3.43       14.65 to 12.81
                                        2006    1,937     21.29 to 20.41      39,999   2.05 to .45      0.65       24.70 to 22.73
                                        2005    1,847     17.08 to 16.63      30,938   2.05 to .45      0.72       15.87 to 14.04
                                        2004    1,590     14.74 to 14.58      23,245   2.05 to .45      0.37       17.91 to 16.66
John Hancock Strategic Income
   Series II                            2007    1,038     14.97 to 14.11      14,897   2.05 to .45      1.82         5.06 to 3.38
                                        2006    1,264     14.25 to 13.65      17,467   2.05 to .45      2.95         3.40 to 1.77
                                        2005    1,096     13.78 to 13.42      14,810   2.05 to .45      4.44        1.54 to (0.07)
                                        2004      515     13.57 to 13.42       6,934   2.05 to .45      2.70         8.54 to 7.40
Large Cap Value Series I                2007    2,039     26.42 to 24.69      51,302   1.90 to .45      0.93         3.91 to 2.40
                                        2006    2,873     25.42 to 24.07      70,289    1.90 to.45      0.00         1.56 to 1.44

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Large Cap Value Series II               2007    1,608   $26.36 to $24.47 $    40,131  2.05% to .45%     0.61%        3.71% to 2.06%
                                        2006    2,246     25.42 to 23.98      54,673   2.05 to .45      0.30        15.24 to 13.41
                                        2005    3,950     22.06 to 21.14      84,616   2.05 to .45      0.00        14.75 to 12.93
                                        2004    1,866     19.22 to 18.72      35,228   2.05 to .45      0.80        20.99 to 19.06
                                        2003      357     15.89 to 15.72       5,628   2.05 to .45      0.00        27.11 to 25.54
Lifestyle Aggressive Series I           2007    9,206     18.33 to 18.19     175,525   1.90 to .45      9.29          8.06 to 6.50
                                        2006   12,038     18.82 to 13.07     214,082   1.90 to .45      7.68         14.94 to 4.58
                                        2005   11,604     16.53 to 12.90     181,451   1.90 to .45      1.89         10.14 to 8.56
                                        2004   11,723     15.15 to 11.86     168,004   1.90 to .45      0.71        15.54 to 13.87
                                        2003   10,288     13.24 to 10.40     128,411   1.90 to .45      0.40        34.31 to 32.38
Lifestyle Aggressive Series II          2007   14,689     23.50 to 21.30     285,280   2.05 to .45      9.17          7.92 to 6.20
                                        2006   16,596     22.21 to 12.99     309,161   2.05 to .45      7.66         14.67 to 3.93
                                        2005   16,739     19.66 to 16.33     277,178   2.05 to .45      1.85          9.98 to 8.24
                                        2004   16,230     18.15 to 15.06     247,351   2.05 to .45      0.55        15.54 to 13.70
                                        2003   10,009     15.94 to 13.23     133,575   2.05 to .45      0.35        34.31 to 27.47
Lifestyle Balanced Series I             2007   44,019     20.89 to 17.69     919,281   1.90 to .45      7.51          5.99 to 4.46
                                        2006   49,450     21.97 to 13.28     985,780   1.90 to .45      5.35         12.23 to 6.23
                                        2005   49,933     19.76 to 14.48     894,432   1.90 to .45      3.84          6.40 to 4.88
                                        2004   46,654     18.75 to 13.80     789,746   1.90 to .45      2.09        12.98 to 11.35
                                        2003   43,678     16.75 to 12.38     661,608   1.90 to .45      2.34        23.42 to 21.64
Lifestyle Balanced Series II            2007  485,069     20.05 to 19.37   8,669,581   2.05 to .45      7.41          5.78 to 4.10
                                        2006  381,237      18.96 to 0.00   6,683,427   2.05 to .45      4.88         12.00 to 5.60
                                        2005  257,276     16.92 to 15.98   4,150,374   2.05 to .45      3.23          6.33 to 4.64
                                        2004  125,541     16.16 to 15.21   1,929,170   2.05 to .45      1.16        12.90 to 11.10
                                        2003   48,854     14.53 to 13.63     674,021   2.05 to .45      2.37        23.42 to 16.13
Lifestyle Conservative Series I         2007    7,414     21.08 to 16.16     150,689   1.90 to .45      7.90          4.90 to 3.39
                                        2006    7,446     21.39 to 13.18     146,048   1.90 to .45      4.48          7.95 to 5.48
                                        2005    8,320     20.01 to 14.69     152,461   1.90 to .45      4.75          2.42 to 0.95
                                        2004    8,980     19.72 to 14.55     162,471   1.90 to .45      3.36          8.10 to 6.54
                                        2003    8,695     18.42 to 13.66     147,503   1.90 to .45      3.97         11.05 to 9.45
Lifestyle Conservative Series II        2007   40,759     17.39 to 15.49     653,822   2.05 to .45      7.84          4.70 to 3.03
                                        2006   29,039     16.61 to 13.11     454,533   2.05 to .45      4.40          7.64 to 4.85
                                        2005   24,907     15.43 to 14.19     368,418   2.05 to .45      4.40          2.35 to 0.73
                                        2004   17,301     15.08 to 14.09     253,059   2.05 to .45      2.12          8.02 to 6.30
                                        2003    9,758     13.96 to 13.26     133,686   2.05 to .45      4.20         11.05 to 6.05
Lifestyle Growth Series I               2007   38,655     19.75 to 17.82     781,228   1.90 to .45      7.68          7.04 to 5.49
                                        2006   46,044     20.82 to 13.15     879,620   1.90 to .45      5.87         12.99 to 5.17
                                        2005   45,702     18.61 to 13.68     779,580   1.90 to .45      2.72          8.18 to 6.62
                                        2004   43,023     17.36 to 12.81     683,979   1.90 to .45      1.33        14.07 to 12.43
                                        2003   40,469     15.37 to 11.37     570,550   1.90 to .45      1.18        28.97 to 27.11

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Lifestyle Growth Series II              2007  667,867  $20.56 to $21.12  $12,027,024  2.05% to .45%     7.35%        6.77% to 5.07%
                                        2006  501,635    20.18 to 13.07    8,845,509   2.05 to .45      5.15         12.77 to 4.55
                                        2005  277,283    19.16 to 16.14    4,520,493   2.05 to .45      2.26          8.02 to 6.31
                                        2004  127,774    17.07 to 15.12    1,952,965   2.05 to .45      0.70        14.08 to 12.27
                                        2003   44,471    15.19 to 13.42      603,953   2.05 to .45      1.14        28.86 to 21.41
Lifestyle Moderate Series I             2007   14,006    20.75 to 16.70      290,199   1.90 to .45      7.68          4.82 to 3.30
                                        2006   15,205    21.79 to 13.22      303,646   1.90 to .45      4.56          9.92 to 5.73
                                        2005   15,526    20.01 to 14.61      283,418   1.90 to .45      4.06          3.69 to 2.20
                                        2004   15,173    19.48 to 14.28      268,253   1.90 to .45      2.72         10.54 to 8.95
                                        2003   15,779    17.79 to 13.10      254,598   1.90 to .45      3.01        17.30 to 15.61
Lifestyle Moderate Series II            2007  108,763    18.46 to 17.10    1,817,725   2.05 to .45      7.55          4.61 to 2.94
                                        2006   84,168     17.64 to 0.00    1,387,766   2.05 to .45      4.32          9.69 to 5.10
                                        2005   64,444    16.09 to 15.26      991,680   2.05 to .45      3.58          3.53 to 1.90
                                        2004   37,688    15.53 to 14.95      566,889   2.05 to .45      1.59         10.54 to 8.78
                                        2003   18,783    14.06 to 13.73      258,689   2.05 to .45      3.31        17.30 to 11.08
LMFC Core Equity Series II              2007    2,708    14.79 to 13.95       38,277   2.05 to .45      0.00       (6.48) to (7.98)
                                        2006    3,123    15.81 to 13.40       47,852   2.05 to .45      0.00          7.37 to 4.32
                                        2005    3,539    14.92 to 14.53       51,784   2.05 to .45      0.00          5.30 to 3.63
                                        2004    1,943    14.17 to 14.02       27,320   2.05 to .45      0.00        13.34 to 12.15
Marisco International Opportunities
   Series II                            2007    3,614    22.74 to 21.79       78,152   2.05 to .45      1.37        19.23 to 17.33
                                        2006    2,220    19.07 to 13.33       40,997   2.05 to .45      0.33         23.35 to 6.62
                                        2005      814    15.57 to 15.30       12,495   2.05 to .45      0.00        23.71 to 22.41
Mid Cap Index Series I                  2007    2,828    22.22 to 19.19       57,218   1.90 to .45      1.27          7.03 to 5.48
                                        2006    3,648    20.76 to 12.72       69,718   1.90 to .45      0.65          9.22 to 1.72
                                        2005    3,755    19.01 to 16.38       66,360   1.90 to .45      0.52         11.52 to 9.92
                                        2004    4,260    17.04 to 14.88       68,148   1.90 to .45      0.37        15.31 to 13.64
                                        2003    4,755    14.78 to 13.08       66,752   1.90 to .45      0.00        33.96 to 32.04
Mid Cap Index Series II                 2007    4,747    22.23 to 20.09       89,771   2.05 to .45      0.85          6.85 to 5.14
                                        2006    3,931    21.22 to 12.70       70,695   2.05 to .45      0.46         8.95 to (0.67)
                                        2005    3,338    19.77 to 16.37       55,886   2.05 to .45      0.34         11.29 to 9.53
                                        2004    3,477    18.03 to 14.93       52,902   2.05 to .45      0.24        15.13 to 13.30
                                        2003    2,913    15.90 to 13.15       38,918   2.05 to .45      0.00        33.72 to 27.12
Mid Cap Intersection Series II          2007      183    11.59 to 11.46        2,103   2.05 to .45      0.00       (7.32) to (8.31)
Mid Cap Stock Series I                  2007   14,502    23.49 to 22.71      292,411   1.90 to .45      0.00        23.01 to 21.24
                                        2006   18,381    19.59 to 12.82      304,720   1.90 to .45      0.00         13.04 to 2.55
                                        2005   22,048    17.54 to 14.50      326,656   1.90 to .45      0.00        14.06 to 12.42
                                        2004   13,194    15.57 to 12.87      173,906   1.90 to .45      0.00        18.50 to 16.79
                                        2003   13,463    13.31 to 10.99      151,616   1.90 to .45      0.00        41.69 to 39.65
Mid Cap Stock Series II                 2007    7,457    27.41 to 26.84      182,162   2.05 to .45      0.00        22.80 to 20.84
                                        2006    7,959    22.77 to 12.80      161,929   2.05 to .45      0.00         12.80 to 2.40
                                        2005    8,673    20.49 to 17.62      159,035   2.05 to .45      0.00        13.91 to 12.11
                                        2004    6,824    18.26 to 15.65      111,076   2.05 to .45      0.00        18.22 to 16.33
                                        2003    5,521    15.68 to 13.40       76,988   2.05 to .45      0.00        41.33 to 25.34

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Mid Cap Value Series I                  2007    7,236  $21.75 to $19.83  $   146,671  1.90% to .45%     1.08%       0.24% to (1.21)%
                                        2006    9,675    21.70 to 20.07      197,760   1.90 to .45      0.72        11.77 to 10.16
                                        2005   12,360    19.41 to 18.22      228,346   1.90 to .45      0.45          7.52 to 5.98
                                        2004   13,726    18.06 to 17.18      238,327   1.90 to .45      0.47        23.90 to 22.11
                                        2003   13,082    14.57 to 14.06      185,296   1.90 to .45      0.41        24.79 to 23.00
Mid Cap Value Series II                 2007    7,511    21.66 to 20.14      143,553   2.05 to .45      0.74         0.05 to (1.55)
                                        2006    9,922    22.08 to 18.82      191,977   2.05 to .45      0.53         11.53 to 9.76
                                        2005   12,516    20.09 to 17.12      219,693   2.05 to .45      0.26          7.28 to 5.58
                                        2004   13,288    19.01 to 16.19      219,968   2.05 to .45      0.32        23.66 to 21.69
                                        2003   10,326    15.61 to 13.28      139,572   2.05 to .45      0.54        25.03 to 22.78
ML Global Allocation                    2007       91    27.10 to 15.67        1,520  1.90 to 1.40      2.46        15.19 to 14.61
                                        2006      124    23.90 to 13.61        1,771  1.90 to 1.40      2.42        14.74 to 14.17
                                        2005      139    20.89 to 11.86        1,742   1.90 to .45      2.29          8.83 to 8.28
                                        2004      149    19.26 to 10.90        1,719  1.90 to 1.40      2.68        12.61 to 12.05
                                        2003      176     17.15 to 9.68        1,798  1.90 to 1.40      2.67          7.96 to 7.90
Money Market B Series NAV               2007    3,382    12.77 to 12.71       43,140  2.05 to 1.40      3.06          2.14 to 1.70
Money Market Series I                   2007   19,225    16.19 to 12.85      312,447   1.90 to .45      4.46          4.09 to 2.58
                                        2006   19,705    19.67 to 12.53      311,440   1.90 to .45      4.36          3.97 to 2.18
                                        2005   19,375    19.08 to 12.22      298,159   1.90 to .45      2.59          2.20 to 0.74
                                        2004   22,525    18.82 to 12.13      343,103   1.90 to .45      0.77         0.35 to (1.09)
                                        2003   31,177    18.92 to 12.27      474,913   1.90 to .45      0.60         0.13 to (1.31)
Money Market Series II                  2007   33,634    13.80 to 12.76      434,277   2.05 to .45      4.23          3.88 to 2.22
                                        2006   24,354    13.28 to 12.42      305,880   2.05 to .45      4.20          3.77 to 2.04
                                        2005   17,145    12.80 to 12.14      209,983   2.05 to .45      2.46          2.00 to 0.38
                                        2004   13,718    12.55 to 12.08      166,752   2.05 to .45      0.53         0.15 to (1.44)
                                        2003   13,360    12.53 to 12.24      164,149   2.05 to .45      0.54       (0.07) to (1.51)
Natural Resources Series II             2007    5,633    54.80 to 50.87      279,654   2.05 to .45      0.82        39.80 to 37.57
                                        2006    5,989    39.20 to 12.33      222,307   2.05 to .45      0.40        21.49 to (1.39)
                                        2005    6,124    32.27 to 30.93      191,797   2.05 to .45      0.00        45.76 to 43.46
                                        2004    3,870    22.14 to 21.56       84,076   2.05 to .45      0.05        23.49 to 21.52
                                        2003    1,515    17.93 to 17.74       26,967   2.05 to .45      0.00        43.42 to 41.87
Pacific Rim Series I                    2007    2,850    23.63 to 23.12       43,926   1.90 to .45      1.79          8.65 to 7.08
                                        2006    3,952    21.82 to 12.26       55,902   1.90 to .45      0.94        10.55 to (1.94)
                                        2005    4,878    19.99 to 12.17       63,116   1.90 to .45      0.86        25.19 to 23.39
                                        2004    4,342     16.17 to 9.83       45,136   1.90 to .45      0.45        16.37 to 14.70
                                        2003    4,610     14.07 to 8.54       41,382   1.90 to .45      0.15        40.09 to 38.07
Pacific Rim Series II                   2007    1,748    29.74 to 24.27       39,753   2.05 to .45      1.49          8.35 to 6.62
                                        2006    1,839    27.99 to 12.26       39,724   2.05 to .45      0.74        10.42 to (1.95)
                                        2005    2,335    25.73 to 19.24       46,964   2.05 to .45      0.68        24.86 to 22.89
                                        2004    1,619    20.92 to 15.64       26,155   2.05 to .45      0.34        16.27 to 14.42
                                        2003    1,301    18.26 to 13.65       18,416   2.05 to .45      0.21        46.31 to 37.88

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
PIM Classic Value Series II             2007    1,439  $15.08 to $14.22  $    20,614  2.05% to .45%     1.20%     (13.20) to (14.58)
                                        2006    2,037    17.37 to 13.72       34,189   2.05 to .45      1.10          15.32 to 9.74
                                        2005    1,023    15.07 to 14.67       15,129   2.05 to .45      0.46           8.73 to 7.01
                                        2004      550    13.86 to 13.71        7,563   2.05 to .45      0.28          10.84 to 9.67
PIMCO VIT All Asset Series II           2007    1,761    16.44 to 15.51       27,809   2.05 to .45      6.56           7.51 to 5.80
                                        2006    2,705    15.30 to 14.66       40,167   2.05 to .45      4.68           3.89 to 2.25
                                        2005    3,798    14.72 to 14.34       54,870   2.05 to .45      4.50           5.47 to 3.80
                                        2004    1,151    13.96 to 13.81       15,951   2.05 to .45      4.61         11.67 to 10.50
Quantitative All Cap Series II          2007    5,614    22.52 to 20.90      120,043   2.05 to .45      0.87           3.10 to 1.46
                                        2006      157    21.84 to 20.60        3,294   2.05 to .45      0.78         14.39 to 12.58
                                        2005      162    19.09 to 18.30        3,011   2.05 to .45      0.77           7.88 to 6.17
                                        2004      124    17.70 to 17.23        2,152   2.05 to .45      0.89         14.16 to 12.34
                                        2003       38    15.50 to 15.34          585   2.05 to .45      0.00         24.01 to 22.28
Quantitative Mid Cap Series I           2007      479    14.52 to 14.46        6,505   1.90 to .45      0.40        (2.52) to (3.93)
                                        2006      700    15.22 to 13.80        9,867   1.90 to .45      0.00           3.63 to 2.14
                                        2005    1,132    14.87 to 13.50       15,576   1.90 to .45      0.00         13.11 to 11.49
                                        2004    1,100    13.31 to 12.09       13,543   1.90 to .45      0.00         17.67 to 15.98
                                        2003      903    11.45 to 10.42        9,550   1.90 to .45      0.00         37.91 to 35.93
Quantitative Mid Cap Series II          2007    1,361    19.61 to 18.24       23,299   2.05 to .45      0.26        (2.63) to (4.19)
                                        2006      548    20.54 to 17.43        9,697   2.05 to .45      0.00           3.32 to 1.69
                                        2005      845    20.18 to 17.07       14,660   2.05 to .45      0.00         12.88 to 11.09
                                        2004      708    18.15 to 15.31       11,010   2.05 to .45      0.00         17.36 to 15.49
                                        2003      505    15.70 to 13.20        6,766   2.05 to .45      0.00         37.70 to 25.49
Quantitative Value Series II            2007    1,358    17.97 to 16.95       23,442   2.05 to .45      1.02        (5.82) to (7.32)
                                        2006      278    19.08 to 18.29        5,139   2.05 to .45      1.46         20.51 to 18.60
                                        2005      193    15.83 to 15.42        3,000   2.05 to .45      0.00           8.33 to 6.61
                                        2004       35    14.62 to 14.46          503   2.05 to .45      0.00         16.93 to 15.70
Real Estate Securities Series I         2007    3,404    29.11 to 27.17      103,497   1.90 to .45      2.61      (15.99) to (17.21)
                                        2006    5,075    38.25 to 15.69      185,688   1.90 to .45      1.79         37.49 to 25.49
                                        2005    5,752    28.08 to 24.21      154,631   1.90 to .45      2.04          11.35 to 9.75
                                        2004    7,124    25.46 to 22.06      173,731   1.90 to .45      2.35         31.44 to 29.55
                                        2003    7,483    19.56 to 17.03      140,550   1.90 to .45      2.60         38.52 to 36.53
Real Estate Securities Series II        2007    4,179    27.65 to 24.67      106,983   2.05 to .45      2.10      (16.15) to (17.49)
                                        2006    4,890    33.50 to 15.66      153,620   2.05 to .45      1.58         37.20 to 25.32
                                        2005    5,075    24.71 to 22.15      119,047   2.05 to .45      1.56          11.15 to 9.40
                                        2004    5,770    22.50 to 20.24      123,183   2.05 to .45      1.73         31.18 to 29.09
                                        2003    4,457    17.36 to 15.68       73,356   2.05 to .45      3.36         38.31 to 25.46
Real Return Bond Series II              2007    5,983    15.71 to 14.58       89,176   2.05 to .45      6.36          10.59 to 8.83
                                        2006    7,163    14.21 to 13.40       97,633   2.05 to .45      2.44        (0.26) to (1.83)
                                        2005    9,320    14.25 to 13.65      128,756   2.05 to .45      0.13          0.76 to (0.83)
                                        2004    9,068    14.14 to 13.77      125,769   2.05 to .45      0.28           8.24 to 6.52
                                        2003    4,934    13.06 to 12.92       63,958   2.05 to .45      0.00           4.49 to 2.46

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Science & Technology Series I           2007   14,544  $13.22 to $10.64  $   183,287  1.90% to .45%     0.00%      19.03% to 17.30%
                                        2006   19,135     12.90 to 4.53      208,202   1.90 to .45      0.00          5.05 to 1.31
                                        2005   24,225     12.40 to 4.37      253,761   1.90 to .45      0.00          1.62 to 0.17
                                        2004   29,948     12.31 to 4.36      313,598   1.90 to .45      0.00         0.42 to (1.03)
                                        2003   35,765     12.38 to 4.40      375,706   1.90 to .45      0.00        49.72 to 47.57
Science & Technology Series II          2007    4,023    19.21 to 17.77       63,303   2.05 to .45      0.00        18.73 to 16.84
                                        2006    4,062    16.51 to 11.23       54,950   2.05 to .45      0.00          4.90 to 1.16
                                        2005    4,293    15.97 to 10.83       55,872   2.05 to .45      0.00         1.37 to (0.24)
                                        2004    4,890    15.99 to 10.81       63,236   2.05 to .45      0.00         0.33 to (1.26)
                                        2003    4,629    16.18 to 10.91       60,374   2.05 to .45      0.00        49.79 to 29.36
Scudder Blue Chip -- B                  2007       --    25.00 to 21.78           --  2.05 to 1.40      0.69          5.96 to 5.72
                                        2006    1,249    23.59 to 20.60       29,187  2.05 to 1.40      0.48        13.59 to 12.86
                                        2005    1,358    20.77 to 18.25       27,987  2.05 to 1.40      0.57          8.16 to 7.46
                                        2004    1,354    19.20 to 16.98       25,841  2.05 to 1.40      0.22        13.94 to 13.20
                                        2003      831    16.85 to 15.00       13,945  2.05 to 1.40      0.14        25.00 to 20.02
Scudder Bond -- B                       2007       --    13.08 to 12.91           --  2.05 to 1.40      3.93          1.34 to 1.12
                                        2006       46    12.91 to 12.77          594  2.05 to 1.40      3.08          2.88 to 2.21
                                        2005       15    12.55 to 12.49          194  2.05 to 1.40      0.00         0.37 to (0.06)
Scudder Capital Growth -- B             2007       --    18.19 to 13.15           --  2.05 to 1.40      0.25          5.65 to 5.41
                                        2006    3,943    20.65 to 12.45       80,428  2.05 to 1.40      0.19          6.67 to 5.98
                                        2005    2,917    19.36 to 16.28       55,996  2.05 to 1.40      0.26          7.01 to 6.32
                                        2004    1,031    18.09 to 15.32       18,534  2.05 to 1.40      0.17          6.06 to 5.37
                                        2003      771    17.06 to 14.54       13,098  2.05 to 1.40      0.13        24.76 to 16.28
Scudder Conservative Allocation -- B    2007       --    15.17 to 14.84           --  2.05 to 1.40      2.09          3.62 to 2.98
                                        2006    2,174    14.64 to 14.42       31,684  2.05 to 1.40      1.17          7.30 to 6.61
                                        2005    1,960    13.64 to 13.52       26,673  2.05 to 1.40      0.00          2.93 to 2.26
                                        2004      569    13.26 to 13.22        7,535  2.05 to 1.40      0.00          6.04 to 5.78
Scudder Contrarian Value -- B           2007       --    23.65 to 19.63           --  2.05 to 1.40      1.39          5.51 to 5.27
                                        2006    1,226    22.42 to 18.64       27,212  2.05 to 1.40      1.22        13.37 to 12.64
                                        2005    1,448    19.77 to 16.55       28,379  2.05 to 1.40      1.43         0.17 to (0.48)
                                        2004    1,464    19.74 to 16.63       28,667  2.05 to 1.40      0.96          8.12 to 7.42
                                        2003      799    18.26 to 15.48       14,514  2.05 to 1.40      0.75        30.35 to 23.86
Scudder Davis Venture Value -- B        2007       --    25.20 to 21.00           --  2.05 to 1.40      0.33          4.92 to 4.69
                                        2006    2,049    24.02 to 20.06       48,622  2.05 to 1.40      0.27        12.76 to 12.03
                                        2005    2,283    21.30 to 17.90       48,136  2.05 to 1.40      0.37          7.71 to 7.02
                                        2004    2,274    19.77 to 16.73       44,602  2.05 to 1.40      0.04          9.86 to 9.15
                                        2003    1,377    18.00 to 15.33       24,648  2.05 to 1.40      0.15        27.62 to 22.61
Scudder Dreman High Return Equity -- B  2007       --    27.03 to 22.04           --  2.05 to 1.40      1.06          3.29 to 3.06
                                        2006    5,323    26.17 to 21.38      137,629  2.05 to 1.40      1.29        16.57 to 15.82
                                        2005    4,557    22.45 to 18.46      101,252  2.05 to 1.40      1.36          6.02 to 5.34
                                        2004    4,527    21.17 to 17.53       95,077  2.05 to 1.40      1.15        12.04 to 11.32
                                        2003    3,192    18.90 to 15.74       59,966  2.05 to 1.40      0.80        29.66 to 25.96

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Scudder Dreman Small Cap Value -- B     2007       --  $33.62 to $28.49  $        --  2.05% to 1.40%    0.58%       7.06% to 6.82%
                                        2006    1,857    31.40 to 26.67       57,632   2.05 to 1.40     0.39       22.86 to 22.07
                                        2005    2,215    25.56 to 21.85       56,042   2.05 to 1.40     0.36         8.26 to 7.56
                                        2004    2,218    23.61 to 20.31       51,955   2.05 to 1.40     0.45       23.77 to 22.97
                                        2003    1,482    19.07 to 16.52       28,118   2.05 to 1.40     0.43       39.68 to 32.13
Scudder Equity Index 500 -- B           2007    1,253    23.08 to 19.00       28,468   2.05 to 1.40     1.20         3.38 to 2.71
                                        2006    1,674    22.32 to 18.50       36,849   2.05 to 1.40     0.85       13.61 to 12.87
                                        2005    1,974    19.65 to 16.39       38,324   2.05 to 1.40     0.00         4.46 to 0.00
Scudder Fixed Income -- B               2007    3,489    14.13 to 13.28       48,823   2.05 to 1.40     4.22         2.30 to 1.63
                                        2006    4,405    13.82 to 13.07       60,299   2.05 to 1.40     3.32         2.45 to 1.79
                                        2005    4,911    13.48 to 12.84       65,750   2.05 to 1.40     3.04        0.44 to (0.21)
                                        2004    5,059    13.43 to 12.86       67,586   2.05 to 1.40     2.65         2.65 to 1.98
                                        2003    3,044    13.08 to 12.61       39,706   2.05 to 1.40     1.74         3.30 to 0.90
Scudder Global Blue Chip -- B           2007       --    32.98 to 29.54           --   2.05 to 1.40     0.27         9.31 to 9.06
                                        2006      489    30.17 to 27.09       14,636   2.05 to 1.40     0.18       27.85 to 27.03
                                        2005      475    23.60 to 21.32       11,122   2.05 to 1.40     0.00       20.80 to 20.02
                                        2004      407    19.54 to 17.77        7,908   2.05 to 1.40     0.67       12.74 to 12.01
                                        2003      292    17.33 to 15.86        5,042   2.05 to 1.40     0.06       27.17 to 26.54
Scudder Global Discovery -- B           2007       --    39.43 to 31.39           --   2.05 to 1.40     1.03       10.38 to 10.14
                                        2006      585    35.72 to 28.50       20,622   2.05 to 1.40     0.94       20.19 to 19.41
                                        2005      637    29.72 to 23.87       18,701   2.05 to 1.40     0.37       16.43 to 15.67
                                        2004      551    25.52 to 20.63       13,912   2.05 to 1.40     0.00       21.41 to 20.62
                                        2003      312    21.02 to 17.11        6,487   2.05 to 1.40     0.00       46.70 to 36.85
Scudder Government Securities -- B      2007       --    13.47 to 12.94           --   2.05 to 1.40     4.50         1.10 to 0.88
                                        2006    1,870    13.32 to 12.83       24,732   2.05 to 1.40     4.35         2.30 to 1.64
                                        2005    2,908    13.02 to 12.62       37,614   2.05 to 1.40     3.61         0.82 to 0.17
                                        2004    3,147    12.91 to 12.60       40,459   2.05 to 1.40     2.23         1.92 to 1.26
                                        2003    2,715    12.67 to 12.44       34,318   2.05 to 1.40     2.48        0.41 to (0.46)
Scudder Growth & Income -- B            2007       --    22.29 to 18.75           --   2.05 to 1.40     0.86         3.60 to 3.36
                                        2006    1,335    21.52 to 18.14       28,396   2.05 to 1.40     0.62       11.71 to 10.99
                                        2005    1,449    19.26 to 16.35       27,635   2.05 to 1.40     0.72         4.27 to 3.59
                                        2004      909    18.47 to 15.78       16,633   2.05 to 1.40     0.47         8.25 to 7.55
                                        2003      523    17.06 to 14.67        8,844   2.05 to 1.40     0.56       24.79 to 17.37
Scudder Growth Allocation -- B          2007       --    16.73 to 16.37           --   2.05 to 1.40     2.02         5.00 to 4.35
                                        2006    8,914    15.93 to 15.69      141,373   2.05 to 1.40     0.83       11.10 to 10.38
                                        2005    9,593    14.34 to 14.21      137,158   2.05 to 1.40     0.00         4.55 to 3.87
                                        2004    2,371    13.72 to 13.68       32,486   2.05 to 1.40     0.00         9.72 to 9.46
Scudder Health Sciences -- B            2007       --    22.28 to 18.91           --   2.05 to 1.40     0.00         8.75 to 8.51
                                        2006      645    20.48 to 17.43       13,090   2.05 to 1.40     0.00         4.31 to 3.63
                                        2005      737    19.64 to 16.82       14,366   2.05 to 1.40     0.00         6.56 to 5.87
                                        2004      795    18.43 to 15.88       14,542   2.05 to 1.40     0.00         7.64 to 6.94
                                        2003      548    17.12 to 14.85        9,318   2.05 to 1.40     0.00       31.36 to 18.81

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Scudder High Income -- B                2007       --   $20.58 to $17.08 $        --  2.05% to 1.40%    7.25%        3.39% to 3.16%
                                        2006    1,894     19.91 to 16.55      37,241   2.05 to 1.40     7.72          8.59 to 7.89
                                        2005    2,165     18.33 to 15.34      39,274   2.05 to 1.40     9.35          1.98 to 1.32
                                        2004    2,431     17.98 to 15.14      43,290   2.05 to 1.40     6.57         10.52 to 9.80
                                        2003    1,951     16.26 to 13.79      31,511   2.05 to 1.40     3.70        22.42 to 10.34
Scudder International -- B              2007       --     29.51 to 27.03          --   2.05 to 1.40     2.08          8.70 to 8.46
                                        2006    1,291     27.14 to 24.92      34,690   2.05 to 1.40     1.51        23.70 to 22.90
                                        2005    1,365     21.94 to 20.28      29,693   2.05 to 1.40     1.29        14.11 to 13.37
                                        2004    1,388     19.23 to 17.89      26,513   2.05 to 1.40     0.88        14.62 to 13.88
                                        2003      677     16.78 to 15.71      11,323   2.05 to 1.40     0.42        25.82 to 25.12
Scudder International Select
   Equity -- B                          2007       --     30.46 to 27.70          --   2.05 to 1.40     2.34          9.34 to 9.10
                                        2006    1,277     27.86 to 25.39      35,223   2.05 to 1.40     1.65        23.32 to 22.53
                                        2005    1,452     22.59 to 20.72      32,527   2.05 to 1.40     2.34        12.42 to 11.69
                                        2004    1,438     20.10 to 18.55      28,734   2.05 to 1.40     0.57        16.20 to 15.44
                                        2003      857     17.30 to 16.02      14,774   2.05 to 1.40     0.59        28.72 to 26.99
Scudder Janus Growth & Income -- B      2007       --     22.21 to 18.86          --   2.05 to 1.40     0.20          4.02 to 3.79
                                        2006    1,146     21.35 to 18.17      24,222   2.05 to 1.40     0.23          6.49 to 5.80
                                        2005    1,240     20.05 to 17.18      24,638   2.05 to 1.40     0.00         10.16 to 9.45
                                        2004    1,173     18.20 to 15.69      21,209   2.05 to 1.40     0.00          9.54 to 8.83
                                        2003      770     16.62 to 14.42      12,737   2.05 to 1.40     0.21        22.22 to 15.37
Scudder Mid Cap Growth -- B             2007       --     26.77 to 20.44          --   2.05 to 1.40     0.00          9.66 to 9.42
                                        2006      178     24.41 to 18.68       4,297   2.05 to 1.40     0.00          9.01 to 8.31
                                        2005      187     22.39 to 17.25       4,123   2.05 to 1.40     0.00        13.06 to 12.33
                                        2004      204     19.81 to 15.35       3,993   2.05 to 1.40     0.00          2.16 to 1.50
                                        2003      146     19.39 to 15.13       2,800   2.05 to 1.40     0.00        31.58 to 21.02
Scudder Moderate Allocation -- B        2007       --     15.93 to 15.59          --   2.05 to 1.40     2.25          4.26 to 3.62
                                        2006    7,759     15.28 to 15.04     117,984   2.05 to 1.40     0.88          9.40 to 8.69
                                        2005    8,271     13.96 to 13.84     115,180   2.05 to 1.40     0.00          3.60 to 2.93
                                        2004    1,626     13.48 to 13.45      21,899   2.05 to 1.40     0.00          7.83 to 7.57
Scudder Money Market -- B               2007       --     12.87 to 12.57          --   2.05 to 1.40     1.74          1.05 to 0.83
                                        2006    2,526     12.73 to 12.47      31,880   2.05 to 1.40     4.14          2.80 to 2.14
                                        2005    2,834     12.39 to 12.19      34,840   2.05 to 1.40     2.30          1.01 to 0.36
                                        2004    2,460     12.26 to 12.13      30,042   2.05 to 1.40     0.46       (0.88) to (1.52)
                                        2003    3,758     12.37 to 12.30      46,360   2.05 to 1.40     0.29       (0.98) to (1.47)
Scudder Real Estate -- B                2007       --     30.08 to 29.31          --   2.05 to 1.40     0.78          2.83 to 2.60
                                        2006      724     29.25 to 28.57      21,059   2.05 to 1.40     0.00        35.23 to 34.36
                                        2005      871     21.63 to 21.26      18,755   2.05 to 1.40     2.25          9.77 to 9.06
                                        2004      927     19.71 to 19.50      18,216   2.05 to 1.40     0.59        28.91 to 28.07
                                        2003      396     15.29 to 15.22       6,043   2.05 to 1.40     0.00        22.30 to 21.78
Scudder Small Cap Growth -- B           2007       --     23.70 to 18.63          --   2.05 to 1.40     0.00          7.36 to 7.13
                                        2006    1,220     22.08 to 17.39      26,467   2.05 to 1.40     0.00          3.35 to 2.68
                                        2005    1,347     21.36 to 16.94      28,336   2.05 to 1.40     0.00          5.25 to 4.57
                                        2004    1,066     20.29 to 16.20      21,382   2.05 to 1.40     0.00          9.00 to 8.29
                                        2003      706     18.62 to 14.96      13,029   2.05 to 1.40     0.00        30.67 to 19.65

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Scudder Strategic Income -- B           2007       --   $14.94 to $14.55 $        --  2.05% to 1.40%    5.82%        2.05% to 1.82%
                                        2006      907     14.64 to 14.29      13,189   2.05 to 1.40     4.79          7.24 to 6.55
                                        2005    1,035     13.65 to 13.42      14,054   2.05 to 1.40     7.53         0.51 to (0.14)
                                        2004      981     13.58 to 13.43      13,270   2.05 to 1.40     0.00          6.76 to 6.07
                                        2003      497     12.72 to 12.67       6,310   2.05 to 1.40     0.00          1.76 to 1.33
Scudder Technology Growth -- B          2007       --     23.73 to 16.44          --   2.05 to 1.40     0.00          3.72 to 3.49
                                        2006      420     22.88 to 15.89       9,389   2.05 to 1.40     0.00       (0.96) to (1.60)
                                        2005      488     23.10 to 16.15      11,033   2.05 to 1.40     0.12          1.84 to 1.18
                                        2004      540     22.68 to 15.96      12,054   2.05 to 1.40     0.00         0.06 to (0.59)
                                        2003      392     22.67 to 16.05       8,737   2.05 to 1.40     0.00        44.15 to 28.44
Scudder Total Return -- B               2007       --     18.52 to 16.29          --   2.05 to 1.40     2.86          4.10 to 3.87
                                        2006    1,150     17.79 to 15.68      20,283   2.05 to 1.40     2.19          8.30 to 7.60
                                        2005    1,342     16.43 to 14.58      21,882   2.05 to 1.40     2.10          2.46 to 1.80
                                        2004    1,458     16.03 to 14.32      23,218   2.05 to 1.40     1.15          4.88 to 4.20
                                        2003    1,158     15.29 to 13.74      17,619   2.05 to 1.40     1.29         15.92 to 9.94
Scudder Turner Mid Cap Growth -- B      2007       --     28.00 to 22.00          --   2.05 to 1.40     0.00          9.40 to 9.15
                                        2006      742     25.59 to 20.15      18,694   2.05 to 1.40     0.00          4.74 to 4.06
                                        2005      823     24.43 to 19.37      19,804   2.05 to 1.40     0.00          9.71 to 9.00
                                        2004      811     22.27 to 17.77      17,921   2.05 to 1.40     0.00          9.09 to 8.38
                                        2003      582     20.42 to 16.39      11,793   2.05 to 1.40     0.00        46.02 to 31.16
Small Cap Index Series I                2007    1,722     17.80 to 12.50      29,608    1.90 to .45     1.63       (2.61) to (4.02)
                                        2006    2,274     18.92 to 17.47      40,548    1.90 to .45     0.52        17.08 to 15.40
                                        2005    2,798     16.21 to 12.50      43,031    1.90 to .45     0.55          3.43 to 1.94
                                        2004    3,317     15.87 to 12.50      49,871    1.90 to .45     0.33        16.80 to 15.11
                                        2003    4,258     13.76 to 12.50      55,344    1.90 to .45     0.00        45.13 to 43.05
Small Cap Index Series II               2007    5,338     21.42 to 18.91      95,874    2.05 to .45     0.90       (2.79) to (4.34)
                                        2006    2,385     22.48 to 18.19      44,538    2.05 to .45     0.34        16.82 to 14.97
                                        2005    2,869     19.53 to 15.80      46,392    2.05 to .45     0.35          3.24 to 1.60
                                        2004    3,002     19.20 to 15.53      47,580    2.05 to .45     0.19        16.60 to 14.75
                                        2003    2,547     16.72 to 13.51      34,874    2.05 to .45     0.00        44.68 to 33.65
Small Cap Opportunities Series I        2007    2,602     23.61 to 22.06      58,486    1.90 to .45     1.89       (8.08) to (9.41)
                                        2006    3,561     25.68 to 24.35      88,037    1.90 to .45     0.73          9.96 to 8.38
                                        2005    4,571     23.35 to 22.47     103,817    1.90 to .45     0.00        17.10 to 15.97
Small Cap Opportunities Series II       2007    2,158     23.48 to 21.79      47,273    2.05 to .45     1.53       (8.22) to (9.69)
                                        2006    2,749     25.58 to 12.24      66,874    2.05 to .45     0.55         9.70 to (2.06)
                                        2005    3,283     23.32 to 22.35      74,178    2.05 to .45     0.00          7.13 to 5.43
                                        2004    1,454     21.77 to 21.20      31,064    2.05 to .45     0.05        24.92 to 22.93
                                        2003      862     17.43 to 17.25      14,904    2.05 to .45     0.00        39.43 to 37.81
Small Cap Value Focus                   2007      299     68.56 to 18.13      11,280   1.90 to 1.40     0.12       (2.42) to (2.91)
                                        2006      362     70.26 to 18.68      14,990   1.90 to 1.40     0.11        11.11 to 10.56
                                        2005      439     63.24 to 16.89      16,487   1.90 to 1.40     0.82          8.71 to 8.17
                                        2004      528     58.17 to 15.62      18,357   1.90 to 1.40     0.00        13.20 to 12.63
                                        2003      599     51.39 to 13.87      18,311   1.90 to 1.40     0.00        40.64 to 39.94

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)


                                                         AT DECEMBER 31,               FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                             --------------------------------------- -----------------------------------------------
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)     HIGHEST TO      INCOME         HIGHEST TO
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Small Company Value Series I            2007    6,599   $24.33 to $21.61 $   150,842  1.90% to .45%     0.15%     (1.64)% to (3.07)%
                                        2006    9,133     24.91 to 12.53     214,490   1.90 to .45      0.07         14.90 to 0.21
                                        2005   11,133     21.97 to 19.68     229,830   1.90 to .45      0.28          6.55 to 5.03
                                        2004   14,367     20.88 to 18.74     281,190   1.90 to .45      0.16        24.63 to 22.83
                                        2003   15,206     16.98 to 15.26     241,376   1.90 to .45      0.41        33.07 to 31.15
Small Company Value Series II           2007    6,481     21.32 to 20.37     125,798   2.05 to .45      0.00       (1.85) to (3.42)
                                        2006    8,527     22.15 to 12.51     172,275   2.05 to .45      0.00         14.69 to 0.07
                                        2005    9,975     19.61 to 17.17     178,396   2.05 to .45      0.07          6.30 to 4.62
                                        2004   11,153     18.72 to 16.38     189,902   2.05 to .45      0.08        24.38 to 22.40
                                        2003    8,705     15.28 to 13.36     120,318   2.05 to .45      0.58        32.96 to 22.17
Special Value Series II                 2007       --     21.53 to 20.03          --   2.05 to .45      1.76       (0.84) to (2.20)
                                        2006      298     21.71 to 20.48       6,223   2.05 to .45      0.00         10.10 to 8.36
                                        2005      384     19.72 to 18.90       7,342   2.05 to .45      0.00          4.83 to 3.17
                                        2004      382     18.81 to 18.32       7,045   2.05 to .45      0.00        19.41 to 17.51
                                        2003      122     15.75 to 15.59       1,903   2.05 to .45      0.00        26.03 to 24.71
Strategic Bond Series I                 2007    5,699     19.70 to 16.27     115,931   1.90 to .45      9.20       (0.61) to (2.04)
                                        2006    6,540     21.83 to 13.31     135,033   1.90 to .45      6.82          6.60 to 5.05
                                        2005    7,848     20.68 to 15.81     153,903   1.90 to .45      2.90          2.44 to 0.77
                                        2004    9,150     20.42 to 15.69     177,185   1.90 to .45      3.79          6.18 to 4.65
                                        2003   11,042     19.41 to 14.99     203,675   1.90 to .45      4.79        12.61 to 10.99
Strategic Bond Series II                2007    5,439     16.84 to 13.85      85,480   2.05 to .45      8.82       (0.71) to (2.29)
                                        2006    6,041     16.96 to 13.29      97,092   2.05 to .45      6.78          6.42 to 4.70
                                        2005    6,546     16.53 to 13.54     100,163   2.05 to .45      2.00          1.98 to 0.37
                                        2004    4,919     15.63 to 13.49      74,721   2.05 to .45      2.33          5.91 to 4.23
                                        2003    2,753     14.76 to 12.94      40,005   2.05 to .45      5.53         12.42 to 3.53
Strategic Opportunities Series I        2007       --     13.34 to 11.19          --   1.90 to .45      0.76          6.63 to 6.13
                                        2006   12,559      50.15 to 9.60     307,765  1.90 to 0.45      0.01        11.65 to 10.05
                                        2005   15,721      45.29 to 8.72     346,976  1.90 to 0.45      0.45          9.23 to 7.67
                                        2004   19,867      41.81 to 8.09     403,598  1.90 to 0.45      0.09        11.81 to 10.20
                                        2003   23,975      37.71 to 7.33     441,203  1.90 to 0.45      0.00        25.28 to 23.47
Strategic Opportunities Series II       2007       --     19.93 to 14.96          --   2.05 to .45      0.52          6.53 to 5.98
                                        2006    1,733     18.88 to 12.89      23,023   2.05 to .45      0.00         11.41 to 9.65
                                        2005    2,006     17.20 to 11.71      24,166   2.05 to .45      0.27          9.06 to 7.33
                                        2004    2,330     16.01 to 10.87      26,006   2.05 to .45      0.02        11.88 to 10.10
                                        2003    2,145      14.53 to 9.83      21,670   2.05 to .45      0.00        25.05 to 16.12
T Rowe Price Mid Value Series II        2007      890     16.79 to 16.09      14,516   2.05 to .45      1.68       (0.15) to (1.74)
                                        2006      938     16.82 to 16.38      15,484   2.05 to .45      0.06        19.51 to 17.62
                                        2005      334     14.07 to 13.92       4,662   2.05 to .45      0.00        12.56 to 11.37
Total Return Series I                   2007   14,285     19.89 to 15.85     254,967   1.90 to .45      7.40          8.00 to 6.44
                                        2006   17,147     18.42 to 12.93     286,638   1.90 to .45      3.54          3.58 to 1.65
                                        2005   20,828     17.86 to 14.65     340,882   1.90 to .45      2.43          2.02 to 0.55
                                        2004   24,746     17.50 to 14.57     400,815   1.90 to .45      3.85          4.48 to 2.98
                                        2003   31,438     16.75 to 14.15     492,909   1.90 to .45      2.91          4.55 to 3.04

        JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Total Return Series II                  2007   13,300  $16.50 to $13.83  $   204,912  2.05% to .45%     7.15%       7.79% to 6.07%
                                        2006   14,890    15.31 to 12.91      215,790   2.05 to .45      3.36         3.44 to 1.33
                                        2005   17,548    14.87 to 12.86      249,888   2.05 to .45      2.02         1.79 to 0.18
                                        2004   18,952    14.61 to 12.84      268,236   2.05 to .45      3.05         4.24 to 2.58
                                        2003   18,959    14.01 to 12.52      260,587   2.05 to .45      3.78         4.40 to 0.14
Total Stock Market Index Series I       2007    1,875    15.54 to 14.16       24,997   1.90 to .45      2.16         4.70 to 3.19
                                        2006    2,366    15.22 to 12.49       30,453   1.90 to .45      1.00       14.78 to 13.13
                                        2005    2,761    13.43 to 11.01       31,292   1.90 to .45      1.15         5.22 to 3.71
                                        2004    3,332    12.92 to 10.59       36,324   1.90 to .45      0.62        11.24 to 9.63
                                        2003    3,675     11.76 to 9.64       36,557   1.90 to .45      0.00       29.95 to 28.08
Total Stock Market Index Series II      2007    4,118    19.87 to 18.63       71,822   2.05 to .45      1.16         4.51 to 2.84
                                        2006    1,796    19.39 to 16.20       30,203   2.05 to .45      0.86       14.58 to 12.76
                                        2005    2,109    17.18 to 14.30       31,196   2.05 to .45      0.89         4.94 to 3.28
                                        2004    2,130    16.62 to 13.80       30,316   2.05 to .45      0.46        11.09 to 9.33
                                        2003    1,979    15.19 to 12.57       25,617   2.05 to .45      0.00       29.73 to 21.40
U.S. Core Series I                      2007   22,295    15.00 to 12.25      551,052   1.90 to .45      2.18        0.81 to (0.65)
                                        2006   29,246    32.90 to 10.61      728,071   1.90 to .45      1.27         8.69 to 7.13
                                        2005   37,957     30.56 to 9.89      881,125   1.90 to .45      1.44         1.57 to 0.12
                                        2004   48,093     30.37 to 9.86    1,114,410   1.90 to .45      0.88         6.29 to 4.76
                                        2003   57,446     28.85 to 9.40    1,271,217   1.90 to .45      1.01       26.02 to 24.21
U.S. Core Series II                     2007    4,303    16.37 to 15.32       60,726   2.05 to .45      1.86        0.54 to (1.07)
                                        2006    5,504    16.61 to 13.33       78,113   2.05 to .45      1.06         8.50 to 6.79
                                        2005    6,878    15.54 to 12.43       90,983   2.05 to .45      1.22        1.38 to (0.22)
                                        2004    7,865    15.56 to 12.41      103,787   2.05 to .45      0.65         6.07 to 4.38
                                        2003    6,967    14.89 to 11.84       87,719   2.05 to .45      1.31       25.84 to 19.05
U.S. Global Leaders Growth Series I     2007    1,900    13.81 to 13.10       25,237   1.90 to .45      1.24         3.16 to 1.67
                                        2006    2,430    13.39 to 12.88       31,621   1.90 to .45      0.00        1.35 to (0.11)
                                        2005    2,923    13.21 to 12.90       37,929   1.90 to .45      0.15         8.99 to 7.93
U.S. Global Leaders Growth Series II    2007    1,510    13.77 to 12.98       19,916   2.05 to .45      0.87         3.03 to 1.38
                                        2006    1,984    13.36 to 12.81       25,698   2.05 to .45      0.00        1.04 to (0.56)
                                        2005    2,469    13.23 to 12.88       32,021   2.05 to .45      0.00         .41 to (1.18)
                                        2004      262    13.17 to 13.03        3,426   2.05 to .45      0.58         5.37 to 4.26
U.S. Government Securities Series I     2007    6,153    18.36 to 13.99      120,828   1.90 to .45      8.16         2.68 to 1.20
                                        2006    7,000    23.58 to 12.99      136,847   1.90 to .45      5.14         4.09 to 2.43
                                        2005    9,009    22.91 to 13.49      170,764   1.90 to .45      1.87        1.12 to (0.33)
                                        2004   11,789    22.87 to 13.54      222,725   1.90 to .45      2.04         2.42 to 0.94
                                        2003   15,859    22.54 to 13.41      293,851   1.90 to .45      3.66        1.28 to (0.18)
U.S. Government Securities Series II    2007    5,108    14.66 to 12.75       70,264   2.05 to .45      7.87         2.46 to 0.83
                                        2006    5,486    14.31 to 12.64       74,548   2.05 to .45      5.01         4.01 to 2.08
                                        2005    6,759    14.23 to 12.39       89,588   2.05 to .45      1.44        1.00 to (0.60)
                                        2004    9,114    13.66 to 12.46      120,990   2.05 to .45      1.51         2.23 to 0.61
                                        2003    9,713    13.36 to 12.39      127,552   2.05 to .45      4.81        1.14 to (0.91)

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
U.S. High Yield Series II               2007      152   $14.44 to $13.84 $     2,124  2.05% to .45%     10.08%       2.22% to 0.59%
                                        2006      183     14.12 to 13.75       2,539   2.05 to .45       3.30         8.97 to 7.25
                                        2005       99     13.05 to 12.82       1,271   2.05 to .45       0.00         3.69 to 2.60
U.S. Large Cap Value Series I           2007   13,858     15.14 to 14.09     203,733   1.90 to .45       1.06      (0.79) to (2.23)
                                        2006   18,403     15.26 to 12.93     275,659   1.90 to .45       0.59        10.16 to 3.44
                                        2005   23,451     15.27 to 12.69     321,910   1.90 to .45       0.44         5.34 to 3.83
                                        2004   29,183     13.33 to 12.21     384,371   1.90 to .45       0.26         8.90 to 7.33
                                        2003   23,693     12.35 to 11.37     289,158   1.90 to .45       0.40       36.45 to 34.49
U.S. Large Cap Value Series II          2007    5,042     17.87 to 16.89      78,592   2.05 to .45       0.73      (0.97) to (2.55)
                                        2006    6,320     18.40 to 12.91     101,074   2.05 to .45       0.41         9.86 to 3.26
                                        2005    7,796     17.00 to 14.14     114,793   2.05 to .45       0.12         5.25 to 3.59
                                        2004    9,022     16.40 to 13.59     127,668   2.05 to .45       0.20         8.62 to 6.89
                                        2003    7,525     15.32 to 12.66      99,194   2.05 to .45       0.63       36.07 to 22.52
UBS Large Cap Series I                  2007   15,761     15.92 to 15.32     244,826   1.90 to .45       0.52      (5.24) to (6.17)
UBS Large Cap Series II                 2007    1,178     15.90 to 15.24      18,167   2.05 to .45       0.59        0.81 to (0.79)
                                        2006      112     15.78 to 15.36       1,733   2.05 to .45       0.21       13.64 to 11.84
                                        2005       61     13.98 to 13.74         835   2.05 to .45       0.00        11.05 to 9.88
Utilities Series I                      2007    2,640     24.56 to 23.54      58,247   1.90 to .45       1.91       26.83 to 24.99
                                        2006    3,127     19.86 to 17.19      54,992   1.90 to .45       2.27       30.42 to 28.55
                                        2005    3,528     15.42 to 13.36      48,052   1.90 to .45       0.44       16.30 to 14.63
                                        2004    3,380     13.43 to 11.65      40,071   1.90 to .45       0.85       28.84 to 26.98
                                        2003    2,784      10.55 to 9.16      25,918   1.90 to .45       1.17       33.92 to 32.00
Utilities Series II                     2007    1,984     35.99 to 34.64      65,472   2.05 to .45       1.64       26.53 to 24.51
                                        2006    2,219     28.45 to 24.79      58,597   2.05 to .45       2.10       30.18 to 28.12
                                        2005    2,375     21.85 to 19.27      48,680   2.05 to .45       0.29       16.04 to 14.20
                                        2004    1,944     19.05 to 16.81      34,697   2.05 to .45       0.63       28.65 to 26.61
                                        2003    1,380     15.03 to 13.22      19,356   2.05 to .45       1.49       33.65 to 20.16
Value Series I                          2007    5,824     24.34 to 19.39     154,363   1.90 to .45       1.33         7.73 to 6.17
                                        2006    7,252     27.46 to 13.65     180,671   1.90 to .45       0.38        20.50 to 9.20
                                        2005    8,521     23.01 to 15.37     177,720   1.90 to .45       0.62       12.05 to 10.45
                                        2004   11,368     20.73 to 13.92     215,147   1.90 to .45       0.55       14.66 to 13.00
                                        2003   11,856     18.25 to 12.32     197,921   1.90 to .45       1.27       38.14 to 36.15
Value Series II                         2007    2,511     25.39 to 21.87      50,705   2.05 to .45       1.00         7.52 to 5.80
                                        2006    2,811     24.08 to 13.63      54,277   2.05 to .45       0.20        20.26 to 9.04
                                        2005    2,596     20.33 to 16.05      42,338   2.05 to .45       0.42       11.85 to 10.08
                                        2004    3,080     18.45 to 14.56      45,452   2.05 to .45       0.35       14.52 to 12.70
                                        2003    2,082     16.35 to 12.90      27,117   2.05 to .45       1.63       37.98 to 30.73
Wellington Small Cap Growth Series II   2007    1,950     20.33 to 19.48      37,591   2.05 to .45       0.00       13.26 to 11.45
                                        2006    1,718     17.95 to 12.40      29,891   2.05 to .45       0.00       12.71 to (0.81)
                                        2005    1,169     16.04 to 15.76      18,480   2.05 to .45       0.00       27.41 to 26.07

         JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.) SEPARATE ACCOUNT H
                   NOTES TO FINANCIAL STATEMENTS - (CONTINUED)
                                DECEMBER 31, 2007

5. UNIT VALUES-- (CONTINUED)

                                                                                       FOR THE YEARS AND PERIODS ENDED DECEMBER 31,
                                                          AT DECEMBER 31,            -----------------------------------------------
                                             ---------------------------------------  EXPENSE RATIO  INVESTMENT      TOTAL RETURN
                                               UNITS    UNIT FAIR VALUE     ASSETS     HIGHEST TO      INCOME         HIGHEST TO
              SUBACCOUNT                YEAR   (000S)  HIGHEST TO LOWEST    (000S)       LOWEST*       RATIO**        LOWEST***
              ----------                ---- -------- ------------------ ----------- -------------- ----------- --------------------
Wellington Small Cap Value Series II    2007    4,136  $16.39 to $15.71  $    65,291  2.05% to .45%     0.56%     (3.57)% to (5.11)%
                                        2006    4,012    17.00 to 13.58       66,826   2.05 to .45      0.00         18.50 to 8.65
                                        2005    2,337    14.45 to 14.20       33,286   2.05 to .45      0.00        14.78 to 13.57
Wells Capital Core Bond Series II       2007      273    13.68 to 13.11        3,624   2.05 to .45      7.22          5.58 to 3.90
                                        2006      117    12.96 to 12.62        1,494   2.05 to .45      2.11          3.15 to 1.52
                                        2005       56    12.65 to 12.43          699   2.05 to .45      0.00         0.50 to (0.56)

* These amounts represent the annualized contract expenses of the variable account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to policyholder accounts through the redemption of units and expenses of the underlying Portfolio are excluded.

** These amounts represent the annualized distributions from net investment income received by the sub-account from the underlying Portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that are assessed against policyholder accounts either through the reductions in the unit values or the redemptions of units. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying Portfolio in which the sub-accounts invest.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying Portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units. Investment options indicated in footnote 1 with a date notation, if any, denote the effective date of that investment option in the variable account. The total return is calculated for the period indicated or from the effective date through the end of the reporting period. As the total return is presented as a range of minimum to maximum values, based on the product grouping representing the minimum and maximum expense ratio amounts, some individual contract total returns are not within the ranges presented.

6. DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract, other than a contract issued in connection with certain types of employee benefits plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                            PART C OTHER INFORMATION

Guide to Name Changes and Successions:

                                  NAME CHANGES

DATE OF CHANGE                        OLD NAME                                         NEW NAME
--------------       --------------------------------------------   -----------------------------------------------
October 1, 1997      NASL Variable Account                          The Manufacturers Life Insurance Company
                                                                    of North America Separate Account A
October 1, 1997      North American Security Life Insurance         The Manufacturers Life Insurance Company
                     Company                                        of North America
November 1, 1997     NAWL Holding Co., Inc.                         Manulife-Wood Logan Holding Co., Inc.
September 24, 1999   Wood Logan Associates, Inc.                    Manulife Wood Logan, Inc
January 1, 2005      The Manufacturers Life Insurance Company       John Hancock Life Insurance Company (U.S.A.)
                     (U.S.A.) Separate Account A                    Separate Account A
January 1, 2005      The Manufacturers Life Insurance Company       John Hancock Life Insurance Company (U.S.A.)
                     (U.S.A.)
January 1, 2005      Manulife Financial Securities LLC              John Hancock Distributors LLC
January 1, 2005      Manufacturers Securities Services LLC          John Hancock Investment Management Services LLC

On September 30, 1997, Manufacturers Securities Services, LLC succeeded to the business of NASL Financial Services, Inc.

The following changes become effective January 1, 2002: (a) The Manufacturers Life Insurance Company of North America ("Manulife North America") merged into The Manufacturers Life Insurance Company (U.S.A.) with the latter becoming the owner of all of Manulife North America's assets, including the assets of Separate Account A and (b) Manulife Financial Securities LLC became the successor broker-dealer to Manufacturers Securities Services, LLC.

                                    * * * * *

Item 24. Financial Statements and Exhibits

     (a)  Financial Statements


          (1) Financial Statements of the Registrant, John Hancock Life Insurance Company (U.S.A.) Separate Account H, (Part B of the registration statement). FILED HEREWITH



          (2) Financial Statements of the Depositor, John Hancock Life Insurance Company (U.S.A.) (Part B of the registration statement). FILED HEREWITH


     (b)  Exhibits

          (1) (i) Form of Resolution of the Board of Directors of North American Security Life Insurance Company (U.S.A.) establishing The Manufacturers Life Insurance Company Separate Account H - Incorporated by reference to Exhibit
                    (1)(i) to pre-effective amendment no. 1 to this registration statement filed January 2, 2002 (the "Pre-effective Amendment").

          (2) Agreements for custody of securities and similar investments - Not Applicable.

          (3) (i) Form of Underwriting Agreement between North American Security Life Insurance Company (Depositor) and NASL Financial Services, Inc. (Underwriter) -- Incorporated by reference to Exhibit (b)(3)(i) to Form N-4, file number 33-76162, filed March 1, 1999.

               (ii) Form of Promotional Agent Agreement -- Incorporated by
                    reference to Exhibit (b)(3)(ii) to post-effective amendment no. 3 to Form N-4, file number 33-77878, filed February 28, 1997.

               (iii) Form of Amendment to Promotional Agent Agreement -
                    Incorporated by reference to Exhibit (b)(3)(iii) to Form N-4, file number 33-76162, filed February 25, 1998.

               (iv) Form of broker-dealer Agreement - Incorporated by reference to the Exhibit (b)(3)(iv) to initial registration statement on Form N-4, file number 333-70850, filed October 3, 2001 (the "Initial Registration Statement").

          (4) (i) Specimen Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating - Previously filed as Exhibit (b)(4) (i) to the initial registration statement on Form N-4 (file no. 333-59168) filed April 18, 2001.


               (ii) Form of Specimen Income Plus for Life Rider - Incorporated
                    by reference to Exhibit 4(b)(i)(B) to Post-effective Amendment #24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.



               (iii) Form of Specimen Income Plus for Life - Joint Life Rider -
                    Incorporated by reference to Exhibit 4(i)(C) to Post-effective Amendment #24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.



               (iv) Form of Specimen Principal Plus for Life Rider -
                    Incorporated by reference to Exhibit 4(i)(D) to Post-effective Amendment #24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.



               (v) Form of Specimen Principal Plus for Life Plus Annual Automatic Step-up Rider - Incorporated by reference to
                    Exhibit 4(i)(E) to Post-effective Amendment #24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.



               (vi) Form of Specimen Principal Returns Rider - Incorporated by
                    reference to Exhibit 4(i)(F)) to Post-effective Amendment #24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.



               (vii) Form of Specimen Annual Step Death Benefit Rider -
                    Incorporated by reference to Exhibit 4(i)(G) to Post-effective Amendment #24 to the registration statement on Form N-4, file number 333-70728, filed April 28, 2008.



          (5) (i) Form of Specimen Application for Flexible Purchase Payment Individual Deferred Combination Fixed and Variable Annuity Contract, Non-Participating - Incorporated by reference to Exhibit (b)(5)(i) to post effective amendment 5 to file number 333-24657, filed February 28, 2000.


               (ii) Form of Specimen Application for Flexible Purchase Payment
                    Individual Deferred Combination Fixed and Variable Annuity Contract (VENTURE.APP.009.98) - Incorporated by reference to Exhibit (b)(5)(i) to post-effective amendment no. 3 to this registration statement, filed March 1, 1999.

          (6) (i) Restated Articles of Redomestication of The Manufacturers Life Insurance Company (U.S.A.) - Incorporated by reference to Exhibit A(6) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

               (ii) Certificate of Amendment of Certificate of Incorporation of
                    the Company, Name Change July 1984 -- Incorporated by reference to Exhibit (3)(i)(a) to Form 10Q of The Manufacturers Life Insurance Company of North America, filed November 14, 1997.

               (iii) Certificate of Amendment to Certificate of Incorporation of
                    the Company changing its name to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit (b)(6)(iii) to Form N-4, file no. 333-70728, filed May 1, 2007.

               (iv) By-laws of The Manufacturers Life Insurance Company (U.S.A.)
                    - Incorporated by reference to Exhibit A(6)(b) to the registration statement on Form S-6 filed July 20, 2000 (File No. 333-41814).

               (v) Amendment to By-Laws reflecting the Company's name change to John Hancock Life Insurance Company (U.S.A.) effective January 1, 2005 - Incorporated by reference to Exhibit
                    (b)(6)(v) to Form N-4, file no. 333-70728, filed May 1,
                    2007.

          (7) (i) Form of Variable Annuity Reinsurance Agreement Contract between North American Security Life Insurance Company and Connecticut General Life Insurance Company, effective July 1,

                    1997--Incorporated by reference to Exhibit (b) (7) (i) to the registration statement filed February 26, 1998.

               (ii) Form of Automatic Reinsurance Agreement between North
                    American Security Life Insurance Company and Swiss Re Life & Health America Inc., effective August 1, 1997 - Incorporated by reference to Exhibit (b) (7) (ii) to this registration statement.

               (iii) Form of contract of reinsurance in connection with the variable annuity contracts being offered - Contract between The Manufacturers Life Insurance Company of North America and Manulife Reinsurance Corporation (USA), effective July 1, 1998 - Incorporated by reference to Exhibit (b)(7)(iv) to Form N-4, file number 33-77878, filed December 16, 1998.

               (iv) Form of Coinsurance Agreement between North American
                    Security Life Insurance Company and Peoples Security Life Insurance Company, effective June 30, 1995 - Incorporated by reference to Exhibit 10(iv) to pre-effective amendment No. 1 to Form S-1, file number 333-6011 filed January 29, 1997.

               (v) Form of Automatic Reinsurance Agreement with AXA Re Life Insurance Company, effective May 1, 2000. Incorporated by reference to Exhibit (7)(v) to pre-effective amendment No. 1, to Form N-4, file number 333-70728, filed January 2, 2002.

                    i Form of Amendment No. 1 to Automatic Reinsurance Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company. Incorporated by reference to Exhibit 7(v)(i) to post-effective amendment No. 1 to Form N-4 file number 333-70728, filed April 29, 2002.

                    ii. Form of Amendment No. 2 to Automatic Reinsurance Agreement (Agreement 2000-14 dated May 1, 2000 with AXA Re Life Insurance Company. Incorporated by reference to
                         Exhibit 7(v)(ii) to post-effective amendment No. 1 to Form N-4 file number 333-70728, filed April 29, 2002.

                    iii. Form of Amendment No. 3 to Automatic Reinsurance
                         Agreement (Agreement 2000-14) dated May 1, 2000 with AXA Re Life Insurance Company. Incorporated by reference to Exhibit 7(v)(iii) to post-effective amendment No. 1 to Form N-4 file number 333-70728, filed April 29, 2002.

               (vi) Form of Automatic Reinsurance Agreement (Agreement 2000-21)
                    with AXA Re Life Insurance Company now known as AXA Corporate Solutions Life Reinsurance Company, effective August 15, 2000. Incorporated by reference to Exhibit 7(vi) to post-effective amendment No. 1 to Form N-4 file number 333-70728, filed April 29, 2002.

               (vii) Form of Automatic Reinsurance Agreement (Agreement 2001-41)
                    with AXA Corporate Solutions Life Reinsurance Company, effective January 29, 2001. . Incorporated by reference to
                    Exhibit 7(vii) to post-effective amendment No. 1 to Form N-4 file number 333-70728, filed April 29, 2002.

               (viii) Form of Automatic Reinsurance Agreement (Agreement
                    2001-47) with AXA Corporate Solutions Life Reinsurance Company, effective July 1, 2001. Incorporated by reference to Exhibit 7(viii) to post-effective amendment No. 1 to Form N-4 file number 333-70728, filed April 29, 2002.

                    i Form of Amendment No. 1 to Automatic Reinsurance Agreement (Agreement 2001-47) dated July 1, 2001 with AXA Corporate Solutions Life Reinsurance Company. Incorporated by reference to Exhibit 7(viii)(i) to post-effective amendment No. 1 to Form N-4 file number 333-70728, filed April 29, 2002.

               (ix) Form of Automatic Reinsurance Agreement (Agreement 2001-48)
                    with AXA Corporate Solutions Life Reinsurance Company, effective July 1, 2001. Incorporated by reference to Exhibit 7(ix) to post-effective amendment No. 1 to Form N-4 file number 333-70728, filed April 29, 2002.

          (8) Other material contracts not made in the ordinary course of business which are to be performed in whole or in part on or after the date the registration statement is filed:

               (i)(A) Form of Remote Service Agreement dated November 1, 1996 between North American Security Life Insurance Company and CSC Continuum Inc. -- Incorporated by reference to Exhibit
                    (b)(8)(i) to post-effective amendment no. 3 to Form N-4, file number 33-77878, filed February 28, 1997.



               (B) Amendment to Remote Service Agreement dated April 1, 1998 between Manufacturers Life Insurance Company of North America and CSC Continuum Inc. -- Incorporated by reference to Exhibit (b)(8)(ii) to post effective amendment no. 9 to Form N-4, file number 33-77878, filed April 28, 2000.



               (C) Amendment to Remote Service Agreement dated March 1999 between Manufacturers Life Insurance Company of North America and CSC Continuum Inc. - Incorporated by reference to Exhibit (b)(8)(ii) to post-effective amendment no. 9 to Form N-4, file number 33-76162 filed April 27, 2000.



               (ii)(A) Form of Merger Agreement with The Manufacturers Life
                    Insurance Company (U.S.A.) and The Manufacturers Life Insurance Company of North America -Incorporated by reference to Exhibit (b) (8) (iv) to the Initial Registration Statement.



               (iii)(A) Participation Agreement among John Hancock Life
                    Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance Company and John Hancock Trust dated April 20, 2005. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.



               (B) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust portfolios (except American Funds Insurance Series) dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.



               (C) Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, John Hancock Life Insurance Company, John Hancock Variable Life Insurance, and John Hancock Trust on behalf of series of the Trust that are feeder funds of the American Funds Insurance Series dated April 16, 2007. Incorporated by reference to post-effective amendment number 9 file number 333-85284 filed with the Commission in April, 2007.



               (D) Shareholder Information Agreement dated October 16, 2007 between John Hancock Life Insurance Company (U.S.A.), John Hancock Life Insurance Company of New York, and DWS Scudder Distributors, Inc. on behalf of series of the DWS Investments VIT Funds. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.



               (E) Form of Participation Agreement among The Manufacturers Insurance Company (U.S.A.), The Manufacturers Insurance Company of New York, PIMCO Variable Insurance Trust and PIMCO Advisors Distributors LLC dated April 30, 2004. Incorporated by reference to pre-effective amendment no. 1 file number 333-126668 filed with the Commission on October 12, 2005.



               (F) Form of Shareholder Information Agreement between John Hancock Life Insurance Company (U.S.A.) and/or John Hancock Life Insurance Company of New York and Allianz Global Investors Distributors LLC on behalf of PIMCO Funds and Fixed Income Shares. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.



               (G) Shareholder Information Agreement dated April 16, 2007 by and between BlackRock Distributors, Inc, John Hancock Life Insurance Company (U.S.A.) and John Hancock Life Insurance Company of New York. Incorporated by reference to post-effective amendment number 24 file number 333-70728 filed with the Commission in April, 2008.

          (9) Opinion of Counsel and consent to its use as to the legality of the securities being registered - Incorporated by reference to
               Exhibit 9 to the Pre-Effective Amendment.


          (10) Written consent of Ernst & Young LLP, independent registered public accounting firm. - FILED HEREWITH.


          (11) All financial statements omitted from Item 23, Financial Statements--Not Applicable

          (12) Agreements in consideration for providing initial capital between or among Registrant, Depositor, Underwriter or initial contract owners -- Not Applicable.

          (13) Schedules of computation,-- Incorporated by reference to Exhibit
               (b)(13) to post-effective amendment no. 2 to Form N-4, file number 33-76162, filed March 1, 1996.

          (14) Financial Data Schedule - Not Applicable.


          (15) (i) Powers of Attorney John D. DesPrez III, James R. Boyle, Marc Costantini, Steven Finch, Katherine MacMillan, Hugh McHaffie, Diana Scott, and Warren Thomson) Incorporated by reference to Exhibit (b)(15)(i) to this registration statement on Form N-4, file number 33-71072, filed November 9, 2007.



               (ii) Powers of Attorney (Rex Schlaybaugh, Jr. and Stephen R.
                    McArthur). [FILED HEREWITH]



Item 25. Directors and Officers of the Depositor.



     OFFICERS AND DIRECTORS OF JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
                          EFFECTIVE AS OF APRIL 1, 2008



NAME AND PRINCIPAL BUSINESS ADDRESS      POSITION WITH DEPOSITOR
-----------------------------------      -----------------------
John D. DesPrez III*                     Chairman & President
Hugh McHaffie*                           Director, Executive Vice President, Wealth Management
James R. Boyle*                          Director, Executive Vice President, Life Insurance
Warren Thomson***                        Director, Executive Vice President, US Investments
Steven A. Finch*                         Director, Executive Vice President & General Manager, John Hancock Life
                                         Insurance
Marc Costantini*                         Director, Executive Vice President & General  Manager, John Hancock
                                         Annuities
Diana Scott*                             Director, Senior Vice President, Human Resources
Rex Schlaybaugh, Jr.*                    Director
Katherine  MacMillan**                   Director, Executive Vice President & General Manager, John Hancock
                                         Retirement Plan Services
Stephen R. McArthur**                    Director, Executive Vice President & General Manager, Reinsurance
Jonathan Chiel*                          Executive Vice President & General Counsel
Lynne Patterson*                         Senior Vice President & Chief Financial Officer
Peter Levitt**                           Senior Vice President & Treasurer
Jeffery J. Whitehead*                    Vice President & Controller
Scott Hartz*                             Executive Vice President & Chief Investment Officer, US Investments
Emanuel Alves*                           Vice President, Counsel & Corporate Secretary
Kris Ramdial**                           Vice President, Treasury
John Brabazon***                         Vice President & CFO, US Investments
Philip Clarkson*                         Vice President, Taxation
Brian Collins**                          Vice President, Taxation
Mitchell A. Karman*                      Vice President, Chief Compliance Officer & Counsel
Peter Mitsopoulos*                       Vice President, Treasury
Richard Harris***                        Appointed Actuary


*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 197 Clarendon Street, Boston, MA 02117

Item 26. Persons Controlled by or Under Common Control with Depositor or Registrant.



Registrant is a separate account of John Hancock Life Insurance Company (U.S.A.) (the "Company"), operated as a unit investment trust. Registrant supports benefits payable under the Company's variable annuity contracts by investing assets allocated to various investment options in shares of John Hancock Trust (the "Trust"), which is a "series" type of mutual fund registered under the Investment Company Act of 1940 (the "Act") as an open-end management investment company. The purchasers of variable annuity and variable life insurance contracts, in connection with which the Trust is used, will have the opportunity to instruct the Company with respect to the voting of the shares of the Series Fund held by Registrant as to certain matters. Subject to the voting instructions, the Company directly controls Registrant.



On the effective date of this Amendment to the Registration Statement, the Company and its affiliates are controlled by Manulife Financial Corporation ("MFC"). A list of other persons controlled by MFC as of December 31, 2007 appears below:

                         MANULIFE FINANCIAL CORPORATION
                   PRINCIPAL SUBSIDIARIES - DECEMBER 31, 2007

                                                                                                       ----------------------
                                                                                                         Manulife Financial
                                                                                                        Corporation (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |-----------------
                                                                                                                  |
                                                                                                                  |
                                                                                                       ----------------------
                                                                                                       The Manufacturers Life
                                                                                                        Insurance Company (1)
                                                                                                              (Canada)
                                                                                                       ----------------------
                                                                                                                  |
                                                                                                                  |
                                                                                                                  |
 -----------------------------------------------------------------------------------------------------------------
|                  |                |                    |         :        |                  |              |
|                  |                |                    |         : 97.74% |                  |              |
|    ------------- |  ------------- |  --------------    |   -------------- |  --------------- |  ----------- |  ----------
|          NAL     |    MFC Global  |     Berkshire      |      Manulife    |      Manulife    |   MFC Global |      MLI
|       Resources  |    Investment  |     Insurance      |      Insurance    --    Holdings    |      Fund    |   Resources
|---   Management  |--  Management  |-- Services Inc.    |     (Thailand)          (Bermuda)    -- Management  --   Inc.
|        Limited   |     (U.S.A.)   |     (Ontario)      |       Public      --     Limited         (Europe)      (Alberta)
|       (Canada)   |      Limited   |                    |       Company    |      (Bermuda)        Limited
|                  |     (Canada)   |                    |       Limited    |                      (England)
|                  |                |                    |     (Thailand)   |
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                  |                |                    |         |        |                          |             :
|                  |                |                    |         |99.9999%|                          |             : 99.91%
|                  |                |                    |         |        |                          |             :
|    ------------- |  ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|       Manulife   |     Manulife   |      Berkshire     |       Manulife   |   Manufacturers      MFC Global     Manulife
|      Securities  |     Holdings   |     Investment     |         Asset    |--  P&C Limited       Investment       Life
|--- International  --  (Alberta)   |--     Group,       |      Management  |    (Barbados)        Management     Insurance
|         Ltd.           Limited    |        Inc.        |      (Thailand)  |                       (Europe)       Company
|       (Canada)        (Alberta)   |     (Ontario)      |       Company    |                       Limited       (Japan)
|                                   |                    |       Limited    |                      (England)
|                                   |                    |     (Thailand)   |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------    -----------    ----------
|                           |       |                    |                  |                                        |
|                           |       |                    |                  |                                        |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|       Manulife         Manulife   |     Berkshire      |      Manulife    |   Manufacturers                    MFC Global
|---     Bank of         Holdings   |--  Securities      |---   (Vietnam)   |       Life                         Investment
|        Canada         (Delaware)  |       Inc.         |       Limited    |--  Reinsurance                     Management
|       (Canada)            LLC     |     (Ontario)      |      (Vietnam)   |      Limited                         (Japan)
|                       (Delaware)  |                    |                  |    (Barbados)                        Limited
|                                   |                    |                  |                                      (Japan)
|    -------------    ------------- |  --------------    |   -------------- |  ---------------                   ----------
|                           |       |                    |          |       |
|                           |       |                    |          |       |
|    -------------    ------------- |  --------------    |   -------------- |  ---------------
|       Manulife           The      |   EIS Services     |      Manulife    |     Manulife
|---     Canada       Manufacturers |     (Bermuda)      |       Vietnam    |   International
|         Ltd.         Investment    --    Limited       |        Fund       --   Holdings
|       (Canada)       Corporation        (Bermuda)      |     Management          Limited
|                      (Michigan)                        |       Company          (Bermuda)
|                                                        |       Limited
|                                                        |      (Vietnam)
|    -------------    -------------    --------------    |   --------------    ---------------
|                           |                            |                            |
|                           |----------------            |                            |----------------
|                           |                |           |                            |                |
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|     First North          John           Manulife       |      Manulife           Manulife        Manulife
|---   American        Hancock Life      Reinsurance     |---  (Singapore)     (International)       Asset
|      Insurance         Insurance         Limited       |      Pte. Ltd.          Limited        Management
|       Company           Company         (Bermuda)      |     (Singapore)        (Bermuda)         (Asia)
|      (Canada)          (U.S.A.)                        |                                          Limited
|                       (Michigan)                       |                                        (Barbados)
|    -------------    -------------    --------------    |   --------------    ---------------    -----------
|                           |                            |                           |                 |
|                   --------| 57%                        |                           | 51%             |
|                  |        |                            |                           |                 |
|    ------------- |  -------------    --------------    |   --------------    ---------------    -----------
|         FNA      |   John Hancock      PT Asuransi     |      Manulife          Manulife-        Manulife
 ---   Financial   |    Investment      Jiwa Manulife    |        Asset           Sinochem           Asset
         Inc.      |    Management        Indonesia   95%|     Management           Life          Management
       (Canada)    |     Services,         (1) (2)   --------  (Singapore)        Insurance       (Hong Kong)
                   |      LLC(3)         (Indonesia)     |        Pte.            Co. Ltd.          Limited
                   |    (Delaware)                       |        Ltd.             (China)        (Hong Kong)
                   |                                     |     (Singapore)
     ------------- |  -------------    --------------    |   --------------    ---------------    -----------
           |       |       /|\               :           |
           |       |        |  38%           :           |
           |       |        |                :           |
     ------------- |  -------------    --------------    |   --------------
       Elliott &   |      John          PT Manulife      |         The
         Page      |  Hancock Life         Aset          |    Manufacturers
        Limited    |    Insurance        Manajemen        ---     Life
       (Ontario)    --   Company         Indonesia            Insurance Co.
                       of New York      (Indonesia)          (Phils.), Inc.
                        (New York)                            (Philippines)
     -------------    -------------    --------------        --------------

----------------------
  Manulife Financial
 Corporation (Canada)
----------------------
           |
           |
           |---------------------------------------
           |                                        |
           |                                        |
----------------------                   ----------------------
The Manufacturers Life                    John Hancock Holdings
 Insurance Company (1)                     (Delaware) LLC (3)
       (Canada)                                (Delaware)
----------------------                   ----------------------
                                                    |
                                                    |
                                         ----------------------
                                         John Hancock Financial
                                             Services, Inc.
                                               (Delaware)
                                         ----------------------
                                                    |
                                                    |
                                                 -------------------------------------------------
                                                |                         |                       |
                                                |                         |                       |
                                         -------------------     -------------------     -------------------
                                            John Hancock             John Hancock            John Hancock
                                           Life Insurance           International        International, Inc.
                                               Company              Holdings, Inc.          (Massachusetts)
                                           (Massachusetts)         (Massachusetts)
                                         -------------------     -------------------     -------------------
                                                |                         |                       |
                                                |                         |                       |
          --------------------------------------|                         | 45.76%                | 50%
         |                                      |                         |                       |
         |        -----------------      -------------------     -------------------     -------------------
         |        PT Asuransi Jiwa            John Hancock        Manulife Insurance        John Hancock
   96.24%|------     John Hancock     --   Subsidiaries LLC       (Malaysia) Berhad          Tianan Life
         |          Indonesia (1)    |         (Delaware)             (Malaysia)          Insurance Company
         |           (Indonesia)     |                                                         (China)
         |        -----------------  |   -------------------     -------------------     -------------------
         |                           |
         |        -----------------  |   -------------------
         |           John Hancock    |       John Hancock
          ------    Variable Life    |--  Financial Network,
                  Insurance Company  |           Inc.
                   (Massachusetts)   |      (Massachusetts)
                  -----------------  |   -------------------
                                     |
                                     |   -------------------
                                     |     Hancock Natural
                                     |--   Resource Group,
                                     |          Inc.
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |       Declaration
                                     |--    Management &
                                     |      Research LLC
                                     |       (Delaware)
                                     |   -------------------
                                     |
                                     |   -------------------
                                     |      The Berkeley
                                      -- Financial Group LLC
                                           (Delaware) (3)
                                         -------------------
                                                  :
                                                  :
                                         -------------------
                                            John Hancock
                                              Funds LLC
                                             (Delaware)
                                         -------------------

(1) The Manufacturers Life Insurance Company holds indirectly the remaining 3.76% of PT Asuransi Jiwa John Hancock Indonesia through PT Asuransi Jiwa Manulife Indonesia.

(2) PT Asuransi Jiwa Manulife Indonesia holds indirectly the remaining 5% of its own equity.

(3) John Hancock Holdings (Delaware) LLC holds indirectly the remaining 5% of John Hancock Investment Management Services LLC through The Berkeley Financial Group LLC.

.....    Indirect Control

----    Direct Control

Prepared by: Corporate Tax
Date:        Revised March 11, 2008

This chart displays voting shares. All entities are 100% controlled unless otherwise indicated.

Item 27. Number of Contract Owners.


     As of MARCH 31, 2008, there were 109,523 qualified contracts and 74,756 non-qualified contracts of the series offered hereby outstanding.


Item 28. Indemnification.

     Article XII of the Restated Articles of Redomestication of the Company provides as follows:

     No director of this Corporation shall be personally liable to the Corporation or its shareholders or policyholders for monetary damages for breach of the director's fiduciary duty, provided that the foregoing shall not eliminate or limit the liability of a director for any of the following:

          i) a breach of the director's duty or loyalty to the Corporation or its shareholders or policyholders;

          ii) acts or omissions not in good faith or that involve intentional misconduct or knowing violation of law;

          iii) a violation of Sections 5036, 5276 or 5280 of the Michigan Insurance Code, being MCLA 500.5036, 500.5276 and 500.5280;

          iv) a transaction from which the director derived an improper personal benefit; or

          v) an act or omission occurring on or before the date of filing of these Articles of Incorporation.

     If the Michigan Insurance Code is hereafter amended to authorize the further elimination or limitation of the liability of directors. then the liability of a director of the Corporation, in addition to the limitation on personal liability contained herein, shall be eliminated or limited to the fullest extent permitted by the Michigan Insurance Code as so amended. No amendment or repeal of this Article XII shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to the effective date of any such amendment or repeal.

     Notwithstanding the foregoing, Registrant hereby makes the following undertaking pursuant to Rule 484 under the Securities Act of 1933:

          Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 29.  Principal Underwriters.

     (a) Set forth below is information concerning other investment companies for which John Hancock Distributors, LLC ("JHD LLC"), the principal underwriter of the contracts, acts as investment adviser or principal underwriter.


NAME OF INVESTMENT COMPANY                                           CAPACITY IN WHICH ACTING
--------------------------                                           ------------------------
John Hancock Life Insurance Company (U.S.A.) Separate Account H      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account A      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account N      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account I      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account L      Principal Underwriter
John Hancock Life Insurance Company (U.S.A.) Separate Account M      Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account A   Principal Underwriter
John Hancock Life Insurance Company of New York Separate Account B   Principal Underwriter
John Hancock Variable Annuity Account H                              Principal Underwriter
John Hancock Variable Annuity Account U                              Principal Underwriter
John Hancock Variable Annuity Account V                              Principal Underwriter
John Hancock Variable Life Account UV                                Principal Underwriter
John Hancock Variable Annuity Account I                              Principal Underwriter
John Hancock Variable Annuity Account JF                             Principal Underwriter
John Hancock Variable Life Account S                                 Principal Underwriter
John Hancock Variable Life Account U                                 Principal Underwriter
John Hancock Variable Life Account V                                 Principal Underwriter



     (b) John Hancock Life Insurance Company (U.S.A.) is the sole member of John Hancock Distributors LLC (JHD LLC). The management of JHD LLC is vested in its board of managers (consisting of Edward Eng**, Steve Finch***, Lynne Patterson*, Christopher M. Walker** Warren Thomson***, and Karen Walsh*) who have authority to act on behalf of JHD LLC.


*    Principal business office is 601 Congress Street, Boston, MA 02210

**   Principal business office is 200 Bloor Street, Toronto, Canada M4W 1E5

***  Principal business office is 197 Clarendon St, Boston, MA 02116

     (c)  None.

Item 30. Location of Accounts and Records.

     All books and records are maintained at 601 Congress Street, Boston, MA 02210.

Item 31. Management Services.

     None.

Item 32. Undertakings.

     (a) Representation of Insurer Pursuant to Section 26 of the Investment Company Act of 1940

          John Hancock Life Insurance Company (U.S.A.) ("Company") hereby represents that the fees and charges deducted under the contracts issued pursuant to this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the Company.

     (b) Representation of Registrant Pursuant to Section 403(b) of the Internal Revenue Code of 1986, as amended

          Registrant is relying on a no-action letter issued in connection with funding vehicles for retirement plans meeting the requirements of
          Section 403(b) of the Internal Revenue Code of 1986, as amended, on November 28, 1988, SEC Reference No. IP-6-88, and is complying with the provisions of paragraphs 1-4 of such no action letter.


     (c)  Undertakings Pursuant to Item 32 of Form N-4

          (1) The Depositor and Registrant will file a post-effective amendment to this registration statement as frequently as is necessary to insure that the audited financial statements in the registration statement are never longer than 16 months old for so long as payments under the variable annuity contracts may be accepted;



          (2) The Depositor and Registrant will include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a post card or similar communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and



          (3) The Depositor and Registrant will deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor certify that they meet the requirements of Securities Act Rule 485(b) for effectiveness of this post-effective amendment to the Registration and have caused this post-effective amendment to the Registration Statement to be signed on their behalf in the City of Boston, Massachusetts, on this twenty-eighth day of April 2008.


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
SEPARATE ACCOUNT H
(Registrant)

By: JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)
    (Depositor)


By: /s/ John D. DesPrez III
    ---------------------------------
    John D. DesPrez III
    Chairman & President


JOHN HANCOCK LIFE INSURANCE COMPANY (U.S.A.)


By: /s/ John D. DesPrez III
    ---------------------------------
    John D. DesPrez III
    Chairman & President

                                   SIGNATURES

     As required by the Securities Act of 1933, this amended Registration Statement has been signed by the following persons in the capacities with the Depositor on the twenty-eighth day of April 2008.


Signature                               Title
---------                               -----


/s/ John D. DesPrez III                 Chairman & President
-------------------------------------   (Principal Executive Officer)
John D. DesPrez III


/s/ Lynne Patterson                     Senior Vice President & Chief Financial Officer
-------------------------------------   (Principal Financial Officer)
Lynne Patterson


/s/ Jeffery J. Whitehead                Controller
-------------------------------------   (Principal Accounting Officer)
Jeffery J. Whitehead


                  *                     Director
-------------------------------------
James R. Boyle


                  *                     Director
-------------------------------------
Marc Costantini


                  *                     Director
-------------------------------------
Steven A. Finch


                  *                     Director
-------------------------------------
Katherine MacMillan


                  *                     Director
-------------------------------------
Stephen R. McArthur


                  *                     Director
-------------------------------------
Hugh McHaffie


                  *                     Director
-------------------------------------
Rex Schlaybaugh, Jr.


                  *                     Director
-------------------------------------
Diana Scott


                  *                     Director
-------------------------------------
Warren Thomson


*/s/ Thomas J. Loftus                   Senior Counsel - Annuities
-------------------------------------
Thomas J. Loftus
Pursuant to Power of Attorney

                                  EXHIBIT INDEX

  ITEM NO.                               DESCRIPTION
-----------   ----------------------------------------------------------------
24(b)(10)      Consent of Independent Registered Public Accounting Firm
24(b)(15)(ii)  Powers of Attorney (Rex Schlaybaugh, Jr. and Stephen R. McArthur)